As filed with the Securities and Exchange Commission on 11/4/2021

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

811-05518

Investment Company Act file number

The RBB FUND, INC.
(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Salvatore Faia, President

c/o U.S. Bank Global Fund Services

615 East Michigan Street

Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-5366

Registrant's telephone number, including area code

Date of fiscal year end: August 31

Date of reporting period: August 31, 2021

Item 1. Reports to Stockholders.

Abbey Capital Futures Strategy Fund

of

THE RBB FUND, INC.

Annual Report

August 31, 2021

Abbey Capital Futures Strategy Fund

Annual Investment Adviser’s Report

August 31, 2021 (Unaudited)

Dear Shareholder,

The Abbey Capital Futures Strategy Fund (the “Fund”) Class I Shares returned +7.74% net of fees for the 12-month fiscal year ended August 31, 2021. The positive performance was driven by gains in equities, energy and base metals, with losses occurring primarily in fixed income and currencies over the period. The Fund’s core allocation to diversified trendfollowing (“Trendfollowing”) sub-advisers (sub-advisers are also referred to herein as “Trading Advisers”) drove positive performance over the period, while the Fund’s non-Trendfollowing allocation performed positively in aggregate. The Fund may invest up to 25% of its total assets in Abbey Capital Master Offshore Fund Limited (“ACMOF”), a wholly-owned subsidiary of the Fund that invests substantially all of its assets in Abbey Capital Offshore Fund SPC (“ACOF”), which is a wholly-owned and controlled segregated portfolio company that invests in managed futures and foreign exchange contracts. The Fund may also invest a portion of its assets in Abbey Capital Onshore Series LLC (“ACOS”), a wholly-owned subsidiary of the Fund which is a multi-adviser fund that invests in managed futures and foreign exchange contracts.

Average Total Returns for the Periods Ended August 31, 2021 (unless otherwise noted)

	2021 YTD	1 Year	SEP. 1, 2019 TO AUG. 31, 2020	5 Years Annualized	ANNUALIZED SINCE INCEPTION ON JULY 1, 2014
Class I Shares	4.32%	7.74%	-1.39%	2.50%	4.44%
Class A Shares*	4.18%	7.42%	-1.64%	2.25%	4.18%
Class A Shares (max load)*	-1.81%	1.23%	-7.30%	1.04%	3.32%
Class C Shares**	3.66%	6.72%	-2.40%	1.50%	3.42%
BofA Merrill Lynch 3-Month T- Bill Index***	0.03%	0.08%	1.26%	1.17%	0.85%
S&P 500® Total Return Index***	21.58%	31.17%	21.94%	18.02%	14.60%
Barclay CTA Index***	4.79%	7.56%	0.30%	2.19%	2.32%

Barclay CTA numbers are based on the estimates available on the BarclayHedge website as of September 5, 2021

Source: Abbey Capital, Bloomberg and BarclayHedge.

Performance quoted is past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the returns quoted. Visit www.abbeycapital.com for returns updated daily. Call (US Toll Free) 1-844-261-6484 or (international callers) + 1-508-871-3276 for returns current to the most recent month-end.

Please note the above is shown for illustrative purposes only

*

Class A Shares performance prior to its inception on August 29, 2014 is the performance of Class I Shares, adjusted for the Class A Shares expense ratio. There is a maximum sales charge (load) imposed on purchases (as a percentage of offering price) of 5.75% in Class A Shares.

**	Class C Shares performance prior to its inception on October 6, 2015 is the performance of Class I Shares, adjusted for the Class C Shares expense ratio.

***

The Barclay CTA Index is derived from data that is self-reported by investment managers based on the performance of privately managed funds. In contrast, the S&P 500® Total Return Index and the Bank of America Merrill Lynch 3-Month T-Bill Index are comprised of publicly traded securities. As a result of these differences, these indices may not be directly comparable and the table above is shown for illustrative purposes only.

Abbey Capital Limited (the “Adviser”) has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit total annual fund operating expenses (excluding acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) to 1.79%, 2.04% and 2.79% of the Fund’s average daily net assets attributable to Class I Shares, Class A Shares, and Class C Shares, respectively. This contractual limitation is in effect until December

1

Abbey Capital Futures Strategy Fund

Annual Investment Adviser’s Report (Continued)

August 31, 2021 (Unaudited)

31, 2021, and may not be terminated without the approval of the Board of Directors of The RBB Fund, Inc. In addition, the Adviser may recoup any waived or reimbursed amounts from the Fund within three years from the date on which such waiver or reimbursement was made by the Adviser, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement. Without the expense limitation agreement, the expense ratios are 1.90%, 2.15% and 2.90% of the Fund’s average daily net assets attributable to Class I Shares, Class A Shares, and Class C Shares, respectively, as stated in the Fund’s current prospectus dated December 31, 2020, as supplemented (and which may differ from the actual expense ratios for the period covered by this report). The quoted performance would have been lower without the expense limitation.

Please refer to the prospectus for further information on expenses and fees.

Performance Analysis

The fiscal year ended August 31, 2021 saw a number of shifts in risk sentiment. Investors turned cautious in September and October 2020, with rising COVID-19 cases in the US and Europe, concerns about valuations in the technology sector and uncertainty ahead of the US election weighing on sentiment. The market environment turned more positive from November 2020 through August 2021, as progress towards a COVID-19 vaccine, Biden’s victory in the US Presidential election and the prospect of a significant fiscal spending deal in the US saw strong trends emerge in many growth sensitive sectors like equities, energy and base metals. The rollout of the COVID-19 vaccines and the reopening of the global economy throughout the first half of 2021 resulted in some supply constraints and increased demand for a range of commodities, which contributed to strong uptrends across several energy, base metal and agricultural commodity markets. Inflationary pressures emerged as a key focus for investors during the period, with US inflation hitting a more-than-decade high of +5.4% in June 2021. While equity markets continued to rally throughout July and August 2021, some of the uptrends seen in commodity markets earlier in the year dissipated, while shifting views on the likely path of US Federal Reserve monetary policy led to choppy moves at times in currency and bond markets.

Early in the 12-month period, the Fund’s Trendfollowing sub- advisers saw losses as previous trends in equities and the USD reversed. Performance improved from November 2020 through May 2021, with positive COVID-19 vaccine trial results and the outcome of the US election contributing to notable uptrends in equities, base metals and energy. The Fund also benefited from uptrends across several agricultural commodity markets, notably soybeans and corn. All of the Fund’s trading styles had positive returns in the first half of 2021. Performance became more mixed from June through August 2021, as reversals in currency and bond markets proved difficult for the Fund’s Trendfollowing sub-advisers.

For the 12-month period overall, the Fund’s allocation to Trendfollowing sub-advisers saw the largest gains at the trading style level, while the Fund’s Value sub-adviser also contributed positively to Fund performance. The performance of the Fund’s Global Macro sub-advisers was slightly negative for the period.

Fund performance in equities was positive over the period. Global equities declined in September and October 2020, before rallying in November 2020 as various pharmaceutical companies announced positive results from COVID-19 vaccine trials. The MSCI World Index recorded its strongest monthly return in 45 years in November 2020, and uptrends in equities continued into 2021 as US fiscal stimulus and strong corporate earnings pushed global equities to record highs. The Fund’s Trendfollowing sub-advisers held long equity positions throughout the period and thus saw positive performance, with long positions in Japanese and US indices seeing the largest gains. The performance of the Fund’s Global Macro sub-advisers was close to flat in equities during the fiscal year, while the performance of the Fund’s Value sub-advisers was negative due to losses from predominantly short positions held in Japanese and US stocks.

Energy was another positive sector for the Fund. Crude oil declined in September and October 2020 on COVID-19 related demand concerns before prices rallied strongly from November 2020 through August 2021 as the global growth outlook turned more positive. Price uptrends continued in the first half of 2021, with OPEC supply cuts and a rebound in global demand boosting prices. The Fund’s Trendfollowing sub-advisers profited from short positions in crude oil and distillates in September 2020 and recorded further gains once positioning turned long from late November 2020

2

Abbey Capital Futures Strategy Fund

Annual Investment Adviser’s Report (Continued)

August 31, 2021 (Unaudited)

through June 2021 as price uptrends emerged. Trading in crude oil and distillates turned choppier in July and August 2021, resulting in losses for the Fund, although long positions in natural gas were a positive for Fund performance during this time as prices rallied on tight supplies and warm US weather.

In base metals, long exposures in copper and aluminium drove positive Fund performance over the period. Much of the positive performance came from long copper positions held by the Fund’s Trendfollowing sub-advisers during Q4 2020 and Q1 2021 as uptrends in base metals prices accelerated amid a surge in demand and concerns around building inflationary pressures. Notably, copper prices hit a record high in May 2021 before declining somewhat in subsequent months. The returns of the Fund’s Value sub-advisers were also positive in base metals due to long copper exposures held throughout the period.

Further Fund gains were recorded in both grains and soft commodities, most notably from long positions held in soybeans and corn for much of the period. Soybean and corn contracts touched multi-year highs in 2021 with adverse growing conditions in both Brazil and the US and strong Chinese demand among the factors supporting prices at various times over the 12-month period.

On the downside, the Fund saw losses in major currencies and fixed income markets, with smaller losses recorded in precious metals.

The Fund initially saw negative performance in currencies as a rally in the USD in September 2020 led to losses for short USD positions held by Trendfollowing sub-advisers. A steady decline in the USD throughout much of November and December 2020 led to improved performance in the sector before currency markets turned choppy for much of the first half of 2021. A hawkish shift from the US Federal Reserve in June 2021 saw the Fund’s Trendfollowing sub-advisers record sharp losses from short USD positions, with choppy trading in the USD in July and August 2021 adding to negative performance in the sector. Returns of all Fund trading styles were negative in currencies over the full period, with mixed positioning in USD/CHF and EUR/USD being the largest detractors at the contract level.

Fixed income was another negative sector for the Fund during the fiscal year. Global yields climbed in Q4 2020, before the trend accelerated in Q1 2021 as the reopening of the global economy, rising inflation expectations and the prospect of another round of US fiscal stimulus all contributed to a selloff in global bond markets. Yields then began to decline from Q2 2021 through July 2021, which proved difficult for the Fund’s Trendfollowing sub-advisers, before global yields climbed modestly higher again in August 2021. The performance of the Fund’s Trendfollowing and Global Macro sub-advisors was negative in the fixed income sector over the full period, with the Fund’s Value sub-advisers recording partially-offsetting gains in the sector. In precious metals, mixed positioning in gold drove negative Fund performance, with smaller losses recorded in silver and platinum. The Fund’s Trendfollowing sub-advisers were responsible for the majority of the losses in precious metals. Gold prices were choppy in Q4 2020 before declining steadily in Q1 2021 on the back of a stronger USD and rising Treasury yields. Gold then saw a reversal and rallied for much of Q2 2021 before dropping sharply in June 2021 after a more hawkish-than-expected US Federal Reserve meeting.

Key to Currency Abbreviations
CHF	Swiss Franc
EUR	Euro
USD	US Dollar

An investment in the Fund is speculative and involves substantial risk. It is possible that an investor may lose some or all of its investment. The Fund may invest up to 25% of its total assets in Abbey Capital Master Offshore Fund Limited (“ACMOF”), which invests substantially all of its assets in Abbey Capital Offshore Fund SPC (“ACOF”), which is a multi-adviser fund that invests in managed futures and foreign exchange. The Fund may also invest a portion of its assets into Abbey Capital Onshore Series LLC (“ACOS”), which is a multi-adviser fund that invests in managed futures and foreign exchange. All investments in securities involve risk of the loss of capital. An investment in the Fund includes the risks inherent in an investment in securities, as well as specific risks associated with this open-ended investment product. Among the risks associated with investing in this Fund are Commodity

3

Abbey Capital Futures Strategy Fund

Annual Investment Adviser’s Report (Concluded)

August 31, 2021 (Unaudited)

Sector Risk, Counter-Party Risk, Credit Risk, Currency Risk, Manager and Management Risks, Subsidiary Risk, Tax Risk, Emerging Markets Risk, Leveraging Risk, Foreign Investment Risk, Fixed Income Securities Risks, Short Sale Risk and Portfolio Turnover Risks. The Fund may invest in or utilize derivative investments, futures contracts, and hedging strategies. One or more Trading Advisers, from time to time, may invest a substantial portion of the assets managed in a specific industry sector. As a result, the Fund’s investment portfolio may be subject to greater risk and volatility than if investments had been made in the securities of a broader range of issuers. There can be no assurance that the Fund’s strategy (hedging or otherwise) will be successful or that it will employ such strategies with respect to all or any portion of its portfolio. The value of the Fund’s portfolio investments should be expected to fluctuate. Investing in managed futures is not suitable for all investors given its speculative nature and the high level of risk involved. The Fund is appropriate only for investors who can bear the risks associated with the product. This brief statement cannot disclose all of the risks and other factors necessary to evaluate an investment in the Fund. Investors are urged to take appropriate investment advice and to carefully consider their investment objectives, personal situation, and factors such as net worth, income, age, risk tolerance and liquidity needs before investing in the Fund. Before investing, investors should carefully consider the Fund’s investment objectives, risks, tax considerations, sales charges and expenses.

Fund holdings and sector allocations are subject to change and should not be considered recommendations to buy or sell any security. Please refer to the Consolidated Portfolio of Investments in this report for a complete list of Fund holdings.

The Abbey Capital Futures Strategy Fund is distributed by Quasar Distributions, LLC.

4

Abbey Capital Futures Strategy Fund

Performance Data

August 31, 2021 (Unaudited)

Comparison of Change in Value of $10,000 Investment in Abbey Capital Futures Strategy Fund - Class A Shares
vs. BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, S&P 500® Total Return Index and Barclay CTA Index

The chart illustrates the performance of a hypothetical $10,000 initial investment in the Fund made on July 1, 2014 and reflects Fund expenses and reinvestment of dividends and distributions (performance shown prior to August 29, 2014 is Class I Shares performance adjusted for Class A shares expense ratio). Class A Shares growth of a hypothetical investment of $10,000 is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425. Performance does not reflect the deduction of taxes a shareholder may pay on dividends, distributions or redemptions.

Average Annual Total Returns for the Periods Ended August 31, 2021
	One Year	Three Years	Five Years	Since Inception††
Class A Shares (without sales charge) (Pro forma July 1, 2014 to August 29, 2014)	7.42%	5.26%	2.25%	4.18%*
Class A Shares (with sales charge) (Pro forma July 1, 2014 to August 29, 2014)	1.23%	3.19%	1.04%	3.32%*
S&P 500® Total Return Index	31.17%	18.07%	18.02%	14.60%**
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index***	0.08%	1.23%	1.17%	0.85%**
Barclay CTA Index***	7.56%	4.48%	2.19%	2.32%**

††	Inception date of Class A Shares of the Fund was August 29, 2014.

*	Class A Shares performance prior to its inception on August 29, 2014 is the performance of Class I Shares, adjusted for the Class A Shares expense ratio.

**	Performance is from the inception date of the Fund and is not the inception date of the index itself. The above is shown for illustrative purposes only.

***	This is not a primary benchmark of the Fund. Results of the index performance are presented for general comparative purposes.

The Fund charges a 5.75% maximum sales charge on purchases (as a percentage of offering price) of Class A Shares. The performance data quoted reflects fee waivers in effect and would have been less in their absence. The Adviser has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit total annual Fund operating

5

Abbey Capital Futures Strategy Fund

Performance Data (Continued)

August 31, 2021 (Unaudited)

expenses (excluding acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) to 2.04% of the Fund’s average daily net assets attributable to Class A Shares. Without the limitation arrangement, the gross expense ratio is 2.15% for Class A Shares as stated in the current prospectus (and which may differ from the actual expense ratio for the period covered by this report). This contractual limitation is in effect until December 31, 2021 and may not be terminated without the approval of the Board of Directors of The RBB Fund, Inc. Please see the Consolidated Financial Highlights for current figures.

6

Abbey Capital Futures Strategy Fund

Performance Data (Continued)

August 31, 2021 (Unaudited)

Comparison of Change in Value of $1,000,000 Investment in Abbey Capital Futures Strategy Fund – Class I Shares
vs. BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, S&P 500® Total Return Index and Barclay CTA Index

The chart illustrates the performance of a hypothetical $1,000,000 minimum initial investment in the Fund made on July 1, 2014 and reflects Fund expenses and reinvestment of dividends and distributions. Performance does not reflect the deduction of taxes a shareholder may pay on dividends, distributions or redemptions.

Average Annual Total Returns for the Periods Ended August 31, 2021
	One Year	Three Years	Five Years	Since Inception††
Class I Shares	7.74%	5.54%	2.50%	4.44%
S&P 500® Total Return Index	31.17%	18.07%	18.02%	14.60%*
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index**	0.08%	1.23%	1.17%	0.85%*
Barclay CTA Index**	7.56%	4.48%	2.19%	2.32%*

††	Inception date of Class I Shares of the Fund was July 1, 2014.

*	Performance is from the inception date of the Fund and is not the inception date of the index itself. The above is shown for illustrative purposes only.

**	This is not a primary benchmark of the Fund. Results of the index performance are presented for general comparative purposes.

The performance data quoted reflects fee waivers in effect and would have been less in their absence. The Adviser has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit total annual Fund operating expenses (excluding acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) to 1.79% of the Fund’s average daily net assets attributable to Class I Shares. Without the limitation arrangement, the gross expense ratio is 1.90% for Class I Shares, as stated in the current prospectus (and which may differ from the actual expense ratios for the period covered by this report). This contractual limitation is in effect until December 31, 2021 and may not be terminated without the approval of the Board of Directors of The RBB Fund, Inc. Please see the Consolidated Financial Highlights for current figures.

7

Abbey Capital Futures Strategy Fund

Performance Data (Continued)

August 31, 2021 (Unaudited)

Comparison of Change in Value of $10,000 Investment in Abbey Capital Futures Strategy Fund – Class C Shares
vs. BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, S&P 500® Total Return Index and Barclay CTA Index

The chart illustrates the performance of a hypothetical $10,000 minimum initial investment in the Fund made on July 1, 2014 and reflects Fund expenses and reinvestment of dividends and distributions (performance shown prior to October 6, 2015 is Class I Shares performance adjusted for Class C Shares expense ratio). Performance does not reflect the deduction of taxes a shareholder may pay on dividends, distributions or redemptions.

Average Annual Total Returns for the Periods Ended August 31, 2021
	One Year	Three Years	Five Years	Since Inception††
Class C Shares (Pro forma July 1, 2014 to October 6, 2015)	6.72%	4.48%	1.50%	3.42%*
S&P 500® Total Return Index	31.17%	18.07%	18.02%	14.60%**
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index***	0.08%	1.23%	1.17%	0.85%**
Barclay CTA Index***	7.56%	4.48%	2.19%	2.32%**

††	Inception date of Class C Shares of the Fund was October 6, 2015.

*	Class C Shares performance prior to its inception on October 6, 2015 is the performance of Class I Shares, adjusted for the Class C Shares expense ratio.

**	Performance is from the inception date of the Fund and is not the inception date of the index itself. The above is shown for illustrative purposes only.

***	This is not a primary benchmark of the Fund. Results of the index performance are presented for general comparative purposes.

The performance data quoted reflects fee waivers in effect and would have been less in their absence. The Adviser has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit total annual Fund operating expenses (excluding acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) to 2.79% of the Fund’s average daily net assets attributable to Class C Shares. Without the limitation arrangement, the gross expense ratio is 2.90% for Class C Shares, as stated in the current prospectus (and which may differ from the

8

Abbey Capital Futures Strategy Fund

Performance Data (Continued)

August 31, 2021 (Unaudited)

actual expense ratios for the period covered by this report). This contractual limitation is in effect until December 31, 2021 and may not be terminated without the approval of the Board of Directors of The RBB Fund, Inc. Please see the Consolidated Financial Highlights for current figures.

Performance quoted is past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the returns quoted. Visit www.abbeycapital.com for returns updated daily. Call (US Toll Free) 1-844-261-6484 or (international callers) + 1-508-871-3276 for returns current to the most recent month-end.

The Barclay CTA Index is derived from data which is self-reported by investment managers based on the performance of privately managed funds. In contrast, the S&P 500® Total Return Index and the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index are comprised of publicly traded securities. As a result of these differences, these indices may not be directly comparable. Additionally, these indices are not available for direct investment and the above is shown for illustrative purposes only.

9

Abbey Capital Futures Strategy Fund

Performance Data (Concluded)

August 31, 2021 (Unaudited)

Barclay CTA Index

The Barclay CTA Index is a leading industry benchmark of representative performance of commodity trading advisors. There are currently 416 programs included in the calculation of the Barclay CTA Index for 2021. The Barclay CTA Index is equally weighted and rebalanced at the beginning of each year.

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index

The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

S&P 500® Index

The S&P 500® Index is a market-capitalization-weighted index of 500 U.S. stocks chosen for market size, liquidity and industry grouping, among other factors. The S&P 500® Index is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe. The S&P 500® Index was first introduced on January 1, 1923, though expanded to 500 stocks on March 4, 1957.

The S&P 500® Total Return Index

The S&P 500® Total Return Index is the total return version of the S&P 500® Index. Dividends are reinvested on a daily basis and all regular cash dividends are assumed reinvested in the index on the ex-dividend date.

A basis point is one hundredth of one percent.

Portfolio composition is subject to change. It is not possible to invest directly in an index.

10

Abbey Capital Futures Strategy Fund

Fund Expense Examples

August 31, 2021 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, (if any) and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2021 through August 31, 2021, and held for the entire period.

ACTUAL EXPENSES

The first section in the accompanying table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments (if any). Therefore, the second section of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value March 1, 2021	Ending Account Value August 31, 2021	Expenses Paid During Period*	Annualized Expense Ratio	Actual Six- Month Total Investment Returns for the Fund
Actual
Class A Shares	$ 1,000.00	$ 1,006.70	$ 10.32	2.04%	0.67%
Class I Shares	1,000.00	1,007.50	9.06	1.79%	0.75%
Class C Shares	1,000.00	1,002.60	14.08	2.79%	0.26%
Hypothetical (5% return before expenses)
Class A Shares	$ 1,000.00	$ 1,014.92	$ 10.36	2.04%	N/A
Class I Shares	1,000.00	1,016.18	9.10	1.79%	N/A
Class C Shares	1,000.00	1,011.14	14.14	2.79%	N/A

*

Expenses are equal to the Funds’ Class A Shares, Class I Shares, and Class C Shares annualized six-month expense ratios for the period March 1, 2021 to August 31, 2021, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, then divided by 365 to reflect the one half year period. The Fund’s ending account values in the first section in the table is based on the actual six-month total investment return for the Fund’s respective share classes.

11

Abbey Capital Futures Strategy Fund

Consolidated Portfolio Holdings Summary Table

August 31, 2021 (Unaudited)

The following table presents a consolidated summary of the portfolio holdings of the Fund:

	% of Net Assets	Value
SHORT-TERM INVESTMENTS:
U.S. Treasury Obligations	81.1%	$940,363,101
Money Market Deposit Account	2.8	31,892,632
PURCHASED OPTIONS	0.0	113,738
OTHER ASSETS IN EXCESS OF LIABILITIES
(including futures, forward foreign currency contracts and written options)	16.1	187,263,068
NET ASSETS	100.0%	$1,159,632,539

The Fund seeks to achieve its investment objective by allocating its assets between a “Managed Futures” strategy and a “Fixed Income” strategy.

As a result of the Fund’s use of derivatives, the Fund may hold significant amounts of U.S. Treasuries or short-term investments.

Portfolio holdings are subject to change at any time.

Refer to the Consolidated Portfolio of Investments for a detailed listing of the Fund’s holdings.

The accompanying notes are an integral part of the consolidated financial statements.

12

Abbey Capital Futures Strategy Fund

Consolidated Portfolio of Investments

August 31, 2021

	Coupon*	Maturity Date	Par (000’s)	Value
SHORT-TERM INVESTMENTS - 83.9%
U.S. TREASURY OBLIGATIONS - 81.1%
U.S. Treasury Bills	0.022%	09/02/21	$41,179	$41,178,971
U.S. Treasury Bills	0.034%	09/09/21	22,213	22,212,840
U.S. Treasury Bills	0.020%	09/16/21	40,467	40,466,578
U.S. Treasury Bills	0.018%	09/23/21	70,727	70,725,596
U.S. Treasury Bills	0.020%	09/30/21	10,635	10,634,720
U.S. Treasury Bills	0.019%	10/07/21	7,385	7,384,723
U.S. Treasury Bills	0.006%	10/14/21	19,759	19,758,175
U.S. Treasury Bills	0.020%	10/21/21	39,494	39,491,256
U.S. Treasury Bills	0.020%	10/28/21	52,148	52,143,871
U.S. Treasury Bills	0.020%	11/04/21	57,674	57,669,643
U.S. Treasury Bills	0.019%	11/12/21	47,002	46,997,536
U.S. Treasury Bills	0.010%	11/18/21	31,753	31,750,077
U.S. Treasury Bills	0.015%	11/26/21	29,778	29,774,917
U.S. Treasury Bills	0.018%	12/02/21	19,083	19,081,040
U.S. Treasury Bills	0.026%	12/09/21	29,809	29,805,516
U.S. Treasury Bills	0.026%	12/16/21	23,798	23,795,198
U.S. Treasury Bills	0.034%	12/23/21	33,325	33,320,685
U.S. Treasury Bills	0.028%	12/30/21	21,220	21,216,818
U.S. Treasury Bills	0.036%	01/06/22	49,588	49,581,001
U.S. Treasury Bills	0.038%	01/13/22	40,317	40,310,997
U.S. Treasury Bills	0.039%	01/20/22	26,314	26,309,876
U.S. Treasury Bills	0.035%	01/27/22	20,242	20,238,880
U.S. Treasury Bills	0.036%	02/03/22	22,406	22,402,139
U.S. Treasury Bills	0.035%	02/10/22	75,965	75,950,471
U.S. Treasury Bills	0.035%	02/17/22	30,807	30,800,491
U.S. Treasury Bills	0.035%	02/24/22	77,380	77,361,086
TOTAL U.S. TREASURY OBLIGATIONS ($940,395,757)				940,363,101

			Number of Shares (000’s)
MONEY MARKET DEPOSIT ACCOUNT - 2.8%
U.S. Bank Money Market Deposit Account, 0.01% (United States)(a)			31,893	31,892,632
TOTAL MONEY MARKET DEPOSIT ACCOUNT ($31,892,632)				31,892,632

TOTAL SHORT-TERM INVESTMENTS
(Cost $972,288,389)				972,255,733
TOTAL PURCHASED OPTIONS - 0.0%**
(Cost $767,675)				113,738
TOTAL INVESTMENTS - 83.9%
(Cost $973,056,064)				972,369,471

OTHER ASSETS IN EXCESS OF LIABILITIES - 16.1%				187,263,068
NET ASSETS - 100.0%				$1,159,632,539

*	Short-term investments’ coupon reflect the annualized effective yield on the date of purchase for discounted investments.
**	See page 28 for detailed information regarding the Purchased Options.
(a)	The rate shown is as of August 31, 2021.

The accompanying notes are an integral part of the consolidated financial statements.

13

Abbey Capital Futures Strategy Fund

Consolidated Portfolio of Investments (Continued)

August 31, 2021

Futures contracts outstanding as of August 31, 2021 were as follows:

Long Contracts	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
10-Year Mini Japanese Government Bond Futures	Sep-21	13	$1,798,009	$(854)
3-Month Euro Euribor	Mar-22	9	2,670,633	369
3-Month Euro Euribor	Jun-22	49	14,538,667	(2,052)
3-Month Euro Euribor	Sep-22	66	19,578,797	(3,719)
3-Month Euro Euribor	Dec-22	62	18,388,543	(3,926)
3-Month Euro Euribor	Mar-23	62	18,384,883	(4,088)
3-Month Euro Euribor	Jun-23	67	19,863,579	(4,797)
3-Month Euro Euribor	Sep-23	64	18,969,442	(5,048)
3-Month Euro Euribor	Dec-23	49	14,519,863	(4,738)
3-Month Euro Euribor	Mar-24	44	13,034,997	(3,852)
3-Month Euro Euribor	Jun-24	40	11,846,455	(4,029)
3-Month Euro Euribor	Sep-24	37	10,954,695	(2,509)
3-Month SOFR Futures	Jun-22	2	499,625	138
90-DAY Bank Bill	Dec-21	56	40,964,797	3,859
90-DAY Bank Bill	Mar-22	452	330,619,974	29,284
90-DAY Bank Bill	Jun-22	29	21,209,729	1,208
90-DAY Bank Bill	Sep-22	26	19,010,933	126
90-DAY Eurodollar Futures	Dec-21	26	6,488,625	1,075
90-DAY Eurodollar Futures	Mar-22	339	84,627,112	17,288
90-DAY Eurodollar Futures	Jun-22	2,964	739,629,149	370,313
90-DAY Eurodollar Futures	Sep-22	61	15,208,063	5,275
90-DAY Eurodollar Futures	Dec-22	575	143,146,249	(52,088)
90-DAY Eurodollar Futures	Mar-23	28	6,963,950	(3,100)
90-DAY Eurodollar Futures	Jun-23	147	36,514,800	(9,875)
90-DAY Eurodollar Futures	Sep-23	30	7,436,250	(3,275)
90-DAY Eurodollar Futures	Dec-23	22	5,446,925	(4,488)
90-DAY Eurodollar Futures	Mar-24	20	4,946,750	(4,263)
90-DAY Eurodollar Futures	Jun-24	77	19,027,663	(13,038)
90-DAY Eurodollar Futures	Sep-24	21	5,184,900	188
90-DAY Eurodollar Futures	Sep-25	4	985,050	(800)
90-DAY Eurodollar Futures	Dec-25	2	492,175	(275)
90-DAY Sterling Futures	Mar-22	377	64,598,861	(21,233)
90-DAY Sterling Futures	Jun-22	455	77,882,037	(63,346)
Amsterdam Index Futures	Sep-21	63	11,714,495	248,288
AUD/USD Currency Futures	Sep-21	21	1,537,410	2,000
Australian 10-Year Bond Futures	Sep-21	845	90,133,288	560,036
Australian 3-Year Bond Futures	Sep-21	2,091	179,188,677	254,153
Bank Acceptance Futures	Dec-21	14	2,760,690	(149)
Bank Acceptance Futures	Mar-22	148	29,165,379	13,564
Bank Acceptance Futures	Jun-22	102	20,071,157	17,982
Bank Acceptance Futures	Sep-22	6	1,178,695	1,803
Brent Crude Futures	Nov-21	141	10,099,830	155,820
Brent Crude Futures	Dec-21	32	2,272,000	46,770
Brent Crude Futures	Jan-22	3	211,380	40
Brent Crude Oil Last Day	Nov-21	10	716,300	8,920
CAC40 10 Euro Futures	Sep-21	237	18,687,550	(197,896)
CAD Currency Futures	Sep-21	326	25,858,320	(30,765)
Canadian 10-Year Bond Futures	Dec-21	1,358	157,289,691	263,504
Canola Futures (Winnipeg Commodity Exchange)	Nov-21	9	142,647	10,696

The accompanying notes are an integral part of the consolidated financial statements.

14

Abbey Capital Futures Strategy Fund

Consolidated Portfolio of Investments (Continued)

August 31, 2021

Long Contracts	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Canola Futures (Winnipeg Commodity Exchange)	Jan-22	6	$83,738	$13,145
Cattle Feeder Futures	Sep-21	1	81,500	(75)
Cattle Feeder Futures	Oct-21	8	671,000	(63)
CHF Currency Futures	Sep-21	146	19,954,550	3,375
Cocoa Futures	Dec-21	26	660,400	(21,500)
Cocoa Futures	Mar-22	26	666,380	(19,320)
Cocoa Futures ICE	Sep-21	9	212,704	(1,210)
Cocoa Futures ICE	Dec-21	35	845,466	(16,663)
Cocoa Futures ICE	Mar-22	16	386,939	(2,970)
Cocoa Futures ICE	May-22	2	48,202	1,292
Coffee ‘C’ Futures	Dec-21	99	7,272,788	273,919
Coffee ‘C’ Futures	Mar-22	23	1,712,063	125,681
Coffee ‘C’ Futures	May-22	10	747,938	17,906
Coffee Robusta Futures	Nov-21	58	1,175,080	104,880
Coffee Robusta Futures	Jan-22	29	578,260	41,840
Copper Futures	Dec-21	126	13,781,250	242,925
Copper Futures	Mar-22	2	217,875	413
Corn Futures	Dec-21	183	4,888,388	(202,663)
Corn Futures	Mar-22	144	3,907,800	(245,325)
Corn Futures	May-22	8	219,100	(14,538)
Cotton No.2 Futures	Dec-21	261	12,075,165	653,340
Cotton No.2 Futures	Mar-22	16	734,160	42,410
DAX Index Futures	Sep-21	163	76,022,528	317,629
DAX-Mini Futures	Sep-21	2	186,558	(1,074)
DJIA Mini E-CBOT	Sep-21	206	36,400,200	555,586
Dollar Index	Sep-21	419	38,814,065	150,735
Dutch TTF Gas Futures	Oct-21	15	664,203	124,665
Dutch TTF Gas Futures	Nov-21	5	214,949	26,176
E-Mini Consumer Discretionary Select Futures	Sep-21	3	556,050	16,140
E-Mini Consumer Staples Select Futures	Sep-21	2	144,980	3,320
E-Mini Crude Oil	Oct-21	9	308,250	4,600
E-Mini Energy Select Futures	Sep-21	1	50,130	(840)
E-Mini Health Care Select Futures	Sep-21	2	272,660	22,210
E-Mini Industrial Select Futures	Sep-21	1	105,070	1,280
E-Mini Natural Gas	Oct-21	4	43,770	4,295
E-Mini Utilities Select Futures	Sep-21	1	69,040	5,020
Emissions ICE	Dec-21	63	4,519,766	710,551
EUR Foreign Exchange Currency Futures	Sep-21	47	6,941,606	6,444
Euro BUXL 30-Year Bond Futures	Sep-21	50	12,546,640	(166,911)
Euro STOXX 50	Sep-21	1,033	51,002,331	473,814
Euro Stoxx 50 Index Futures	Sep-21	1	42,578	(260)
Euro/CHF 3-Month Futures ICE	Dec-21	1	275,102	(27)
Euro/CHF 3-Month Futures ICE	Mar-22	1	275,020	(27)
Euro/CHF 3-Month Futures ICE	Sep-22	1	274,966	(27)
Euro-Bobl Futures	Sep-21	3,492	556,505,028	(462,145)
Euro-BTP Futures	Sep-21	312	56,471,071	387,971
Euro-Bund Futures	Sep-21	1,434	297,070,914	(871,965)
Euro-Oat Futures	Sep-21	333	63,374,273	(148,904)
Euro-Schatz Futures	Sep-21	1,427	189,183,818	(127,078)
FTSE 100 Index Futures	Sep-21	662	64,589,029	275,583
FTSE Taiwan Index	Sep-21	54	3,279,420	59,711

The accompanying notes are an integral part of the consolidated financial statements.

15

Abbey Capital Futures Strategy Fund

Consolidated Portfolio of Investments (Continued)

August 31, 2021

Long Contracts	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
FTSE/JSE TOP 40	Sep-21	29	$1,206,496	$(27,415)
FTSE/MIB Index Futures	Sep-21	83	12,745,183	70,112
Gasoline RBOB Futures	Oct-21	145	13,044,171	176,345
Gasoline RBOB Futures	Nov-21	40	3,471,552	18,543
GBP Currency Futures	Sep-21	365	31,385,438	(426,513)
GBP Currency Futures	Dec-21	44	3,784,000	(4,575)
Gold 100 Oz Futures	Dec-21	116	21,089,960	53,040
Hang Seng Index Futures	Sep-21	3	3,810,989	7,689
IBEX 35 Index Futures	Sep-21	6	625,348	(2,491)
INR/USD Futures	Sep-21	2	54,664	926
JPN 10-Year Bond (Osaka Securities Exchange)	Sep-21	127	175,651,683	121,529
Kansas City Hard Red Winter Wheat Futures	Dec-21	135	4,806,000	(117,938)
Kansas City Hard Red Winter Wheat Futures	Mar-22	15	541,125	(17,463)
Lean Hogs Futures	Oct-21	50	1,776,000	(18,380)
Lean Hogs Futures	Dec-21	55	1,802,900	(18,140)
Live Cattle Futures	Oct-21	12	609,120	(18,480)
Live Cattle Futures	Dec-21	102	5,445,780	35,050
Live Cattle Futures	Feb-22	23	1,267,300	13,210
Live Cattle Futures	Apr-22	16	902,080	(460)
LME Aluminum Forward	Sep-21	1,628	110,419,099	9,254,624
LME Aluminum Forward	Oct-21	43	2,919,700	229,233
LME Aluminum Forward	Nov-21	19	1,291,050	55,619
LME Aluminum Forward	Dec-21	531	36,064,856	1,681,712
LME Aluminum Forward - 90 Day Settlement	Sep-21	12	821,700	85,515
LME Aluminum Forward - 90 Day Settlement	Sep-21	14	949,550	95,550
LME Aluminum Forward - 90 Day Settlement	Sep-21	6	406,824	29,745
LME Aluminum Forward - 90 Day Settlement	Sep-21	1	67,831	6,056
LME Aluminum Forward - 90 Day Settlement	Sep-21	1	67,842	5,854
LME Aluminum Forward - 90 Day Settlement	Sep-21	1	67,845	3,889
LME Aluminum Forward - 90 Day Settlement	Sep-21	1	67,847	3,898
LME Aluminum Forward - 90 Day Settlement	Oct-21	4	271,399	17,399
LME Aluminum Forward - 90 Day Settlement	Oct-21	5	339,341	29,540
LME Aluminum Forward - 90 Day Settlement	Oct-21	9	610,909	49,300
LME Aluminum Forward - 90 Day Settlement	Oct-21	6	407,321	30,333
LME Aluminum Forward - 90 Day Settlement	Oct-21	5	339,500	24,345
LME Aluminum Forward - 90 Day Settlement	Oct-21	1	67,900	4,921
LME Aluminum Forward - 90 Day Settlement	Oct-21	8	543,200	38,926
LME Aluminum Forward - 90 Day Settlement	Oct-21	5	339,500	11,375
LME Aluminum Forward - 90 Day Settlement	Nov-21	3	203,700	6,675
LME Aluminum Forward - 90 Day Settlement	Nov-21	1	67,900	2,850
LME Aluminum Forward - 90 Day Settlement	Nov-21	9	611,100	33,176
LME Aluminum Forward - 90 Day Settlement	Nov-21	1	67,906	4,174
LME Aluminum Forward - 90 Day Settlement	Nov-21	2	135,888	9,225
LME Aluminum Forward - 90 Day Settlement	Nov-21	12	815,475	34,181
LME Copper Forward	Sep-21	418	99,538,862	(3,073,196)
LME Copper Forward	Oct-21	8	1,904,700	115,100
LME Copper Forward	Dec-21	121	28,801,781	447,326
LME Copper Forward - 90 Day Settlement	Sep-21	3	714,619	(31,598)
LME Copper Forward - 90 Day Settlement	Sep-21	1	238,219	1,106
LME Copper Forward - 90 Day Settlement	Sep-21	3	714,394	(33,465)
LME Copper Forward - 90 Day Settlement	Sep-21	3	714,219	3,050

The accompanying notes are an integral part of the consolidated financial statements.

16

Abbey Capital Futures Strategy Fund

Consolidated Portfolio of Investments (Continued)

August 31, 2021

Long Contracts	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
LME Copper Forward - 90 Day Settlement	Sep-21	2	$476,167	$3,367
LME Copper Forward - 90 Day Settlement	Sep-21	1	238,097	3,597
LME Copper Forward - 90 Day Settlement	Oct-21	1	238,150	(6,481)
LME Copper Forward - 90 Day Settlement	Oct-21	2	476,350	(8,007)
LME Copper Forward - 90 Day Settlement	Oct-21	2	476,313	(13,075)
LME Copper Forward - 90 Day Settlement	Oct-21	1	238,131	(6,614)
LME Copper Forward - 90 Day Settlement	Oct-21	2	476,063	(11,688)
LME Copper Forward - 90 Day Settlement	Oct-21	5	1,190,243	(8,555)
LME Copper Forward - 90 Day Settlement	Nov-21	2	476,166	(13,260)
LME Copper Forward - 90 Day Settlement	Nov-21	2	476,252	12,090
LME Copper Forward - 90 Day Settlement	Nov-21	2	475,936	12,061
LME Copper Forward - 90 Day Settlement	Nov-21	1	237,979	3,341
LME Lead Forward	Sep-21	160	9,144,000	67,631
LME Lead Forward	Oct-21	27	1,532,250	(24,307)
LME Lead Forward	Nov-21	7	395,938	(11,341)
LME Lead Forward	Dec-21	127	7,151,688	(138,832)
LME Nickel Forward	Sep-21	90	10,566,450	594,334
LME Nickel Forward	Oct-21	9	1,056,159	12,220
LME Nickel Forward	Nov-21	11	1,290,564	48,480
LME Nickel Forward	Dec-21	61	7,153,836	209,350
LME Nickel Forward - 90 Day Settlement	Sep-21	2	235,041	19,521
LME Nickel Forward - 90 Day Settlement	Sep-21	1	117,471	8,691
LME Nickel Forward - 90 Day Settlement	Sep-21	2	234,810	13,702
LME Nickel Forward - 90 Day Settlement	Sep-21	1	117,351	13,298
LME Nickel Forward - 90 Day Settlement	Sep-21	4	469,344	40,410
LME Nickel Forward - 90 Day Settlement	Sep-21	1	117,313	6,103
LME Nickel Forward - 90 Day Settlement	Sep-21	2	234,654	13,524
LME Nickel Forward - 90 Day Settlement	Oct-21	2	234,658	18,739
LME Nickel Forward - 90 Day Settlement	Oct-21	3	352,028	17,184
LME Nickel Forward - 90 Day Settlement	Oct-21	2	234,688	7,478
LME Nickel Forward - 90 Day Settlement	Oct-21	1	117,350	522
LME Nickel Forward - 90 Day Settlement	Oct-21	1	117,329	6,989
LME Nickel Forward - 90 Day Settlement	Oct-21	1	117,306	4,146
LME Nickel Forward - 90 Day Settlement	Oct-21	1	117,316	(134)
LME Nickel Forward - 90 Day Settlement	Oct-21	2	234,636	(4,104)
LME Nickel Forward - 90 Day Settlement	Nov-21	1	117,319	(1,001)
LME Nickel Forward - 90 Day Settlement	Nov-21	1	117,321	1,110
LME Nickel Forward - 90 Day Settlement	Nov-21	1	117,322	(8)
LME Nickel Forward - 90 Day Settlement	Nov-21	1	117,300	6,895
LME Nickel Forward - 90 Day Settlement	Nov-21	2	234,552	3,876
LME Nickel Forward - 90 Day Settlement	Nov-21	5	586,395	11,955
LME Palladium Forward - 90 Day Settlement	Sep-21	3	178,950	12,488
LME Palladium Forward - 90 Day Settlement	Sep-21	2	118,750	9,525
LME Palladium Forward - 90 Day Settlement	Sep-21	1	59,000	5,538
LME Palladium Forward - 90 Day Settlement	Sep-21	1	58,025	3,244
LME Palladium Forward - 90 Day Settlement	Sep-21	1	57,150	2,325
LME Palladium Forward - 90 Day Settlement	Sep-21	6	341,862	15,804
LME Palladium Forward - 90 Day Settlement	Sep-21	1	56,909	2,134
LME Palladium Forward - 90 Day Settlement	Sep-21	2	113,779	933
LME Palladium Forward - 90 Day Settlement	Sep-21	1	56,850	(700)
LME Palladium Forward - 90 Day Settlement	Oct-21	2	113,675	200

The accompanying notes are an integral part of the consolidated financial statements.

17

Abbey Capital Futures Strategy Fund

Consolidated Portfolio of Investments (Continued)

August 31, 2021

Long Contracts	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
LME Palladium Forward - 90 Day Settlement	Oct-21	3	$170,438	$(3,085)
LME Palladium Forward - 90 Day Settlement	Oct-21	3	170,419	(3,725)
LME Palladium Forward - 90 Day Settlement	Oct-21	1	56,688	(2,493)
LME Palladium Forward - 90 Day Settlement	Oct-21	5	283,133	(12,839)
LME Palladium Forward - 90 Day Settlement	Nov-21	2	113,350	(1,650)
LME Palladium Forward - 90 Day Settlement	Nov-21	1	56,675	(983)
LME Palladium Forward - 90 Day Settlement	Nov-21	1	56,653	(673)
LME Palladium Forward - 90 Day Settlement	Nov-21	2	113,260	(2,728)
LME Palladium Forward - 90 Day Settlement	Nov-21	4	225,543	(3,987)
LME Silver Forward - 90 Day Settlement	Sep-21	1	171,025	19,025
LME Silver Forward - 90 Day Settlement	Sep-21	1	171,935	19,935
LME Silver Forward - 90 Day Settlement	Sep-21	2	343,410	31,935
LME Silver Forward - 90 Day Settlement	Sep-21	2	341,930	30,630
LME Silver Forward - 90 Day Settlement	Sep-21	1	170,985	21,790
LME Silver Forward - 90 Day Settlement	Oct-21	1	170,985	10,441
LME Silver Forward - 90 Day Settlement	Oct-21	1	170,660	3,685
LME Silver Forward - 90 Day Settlement	Oct-21	2	340,850	(3,807)
LME Silver Forward - 90 Day Settlement	Oct-21	2	340,670	(8,542)
LME Silver Forward - 90 Day Settlement	Nov-21	1	170,106	(6,844)
LME Silver Forward - 90 Day Settlement	Nov-21	3	509,149	25,579
LME Silver Forward - 90 Day Settlement	Nov-21	1	169,568	3,318
LME Zinc Forward	Sep-21	194	14,545,150	(27,326)
LME Zinc Forward	Oct-21	9	675,563	420
LME Zinc Forward	Nov-21	12	901,425	12,719
LME Zinc Forward	Dec-21	134	10,069,263	30,688
LME Zinc Forward - 90 Day Settlement	Sep-21	2	149,719	395
LME Zinc Forward - 90 Day Settlement	Sep-21	1	74,917	(583)
LME Zinc Forward - 90 Day Settlement	Sep-21	1	74,927	352
LME Zinc Forward - 90 Day Settlement	Sep-21	1	74,969	394
LME Zinc Forward - 90 Day Settlement	Sep-21	8	599,700	26,030
LME Zinc Forward - 90 Day Settlement	Sep-21	2	149,956	5,676
LME Zinc Forward - 90 Day Settlement	Sep-21	1	74,986	2,486
LME Zinc Forward - 90 Day Settlement	Sep-21	2	149,979	4,499
LME Zinc Forward - 90 Day Settlement	Sep-21	1	75,013	1,706
LME Zinc Forward - 90 Day Settlement	Oct-21	1	75,043	1,677
LME Zinc Forward - 90 Day Settlement	Oct-21	1	75,048	417
LME Zinc Forward - 90 Day Settlement	Oct-21	1	75,050	(138)
LME Zinc Forward - 90 Day Settlement	Oct-21	2	150,120	2,770
LME Zinc Forward - 90 Day Settlement	Oct-21	1	75,050	488
LME Zinc Forward - 90 Day Settlement	Nov-21	3	225,278	1,940
LME Zinc Forward - 90 Day Settlement	Nov-21	2	150,192	1,017
LME Zinc Forward - 90 Day Settlement	Nov-21	1	75,119	300
LME Zinc Forward - 90 Day Settlement	Nov-21	2	150,088	(1,173)
LME Zinc Forward - 90 Day Settlement	Nov-21	2	150,155	(1,156)
Long Gilt Futures	Dec-21	415	73,169,175	(359,456)
Low Sulphur Gasoil G Futures	Sep-21	8	481,200	9,175
Low Sulphur Gasoil G Futures	Oct-21	143	8,605,025	270,775
Low Sulphur Gasoil G Futures	Nov-21	20	1,198,000	30,100
Low Sulphur Gasoil G Futures	Dec-21	1	59,525	75
Low Sulphur Gasoil G Futures	Jan-22	1	59,275	75
Mill Wheat Euro	Sep-21	2	29,371	2,642

The accompanying notes are an integral part of the consolidated financial statements.

18

Abbey Capital Futures Strategy Fund

Consolidated Portfolio of Investments (Continued)

August 31, 2021

Long Contracts	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Mill Wheat Euro	Dec-21	32	$463,326	$35,334
Mill Wheat Euro	Mar-22	27	386,548	3,941
Mill Wheat Euro	May-22	4	56,971	738
Mini FTSE/MIB Pound Futures	Sep-21	3	92,134	1,588
Mini TOPIX Index Futures	Sep-21	13	232,137	1,300
MSCI EAFE Index Futures	Sep-21	36	4,232,700	33,715
MSCI Emerging Markets Index Futures	Sep-21	67	4,352,320	28,630
MSCI Singapore Exchange ETS	Sep-21	33	864,365	(13,299)
MXN Currency Futures	Sep-21	846	21,031,560	(140,830)
Nasdaq 100 E-Mini	Sep-21	255	79,470,749	2,862,017
Natural Gas Futures	Oct-21	661	28,931,970	2,396,470
Natural Gas Futures	Nov-21	266	11,770,500	804,990
Natural Gas Futures	Dec-21	3	135,450	12,050
Natural Gas Futures ICE	Oct-21	20	1,088,612	161,084
Natural Gas Futures ICE	Nov-21	10	540,978	66,488
Nikkei 225 (Chicago Mercantile Exchange)	Sep-21	4	561,400	(4,325)
Nikkei 225 (Osaka Securities Exchange)	Sep-21	10	2,561,469	40,904
Nikkei 225 (Singapore Exchange)	Sep-21	218	27,920,011	188,215
Nikkei/Yen Futures	Sep-21	7	893,015	12,180
NY Harbor Ultra-Low Sulfur Diesel Futures	Oct-21	211	18,877,832	197,824
NY Harbor Ultra-Low Sulfur Diesel Futures	Nov-21	21	1,873,544	16,393
NY Harbor Ultra-Low Sulfur Diesel Futures	Dec-21	3	267,007	3,696
NZD Currency Futures	Sep-21	76	5,362,940	(69,835)
OAT Futures	Dec-21	3	75,338	4,088
OMX Stockholm 30 Index Futures	Sep-21	806	21,984,280	(24,700)
Orange Juice Futures	Nov-21	9	184,883	(14,228)
Palm Oil Futures	Oct-21	4	105,196	1,341
Palm Oil Futures	Nov-21	34	869,834	(1,058)
Palm Oil Futures	Dec-21	9	225,758	(3,494)
Palm Oil Futures	Jan-22	2	49,278	(842)
Rapeseed Euro	Nov-21	10	334,890	14,922
Rapeseed Euro	Feb-22	7	232,770	13,962
Red Wheat Futures (Minneapolis Grain Exchange)	Dec-21	13	587,275	4,463
Red Wheat Futures (Minneapolis Grain Exchange)	Mar-22	4	178,450	(1,138)
Russell 2000 E-Mini	Sep-21	72	8,176,320	29,115
S&P 500 E-Mini Futures	Sep-21	466	105,327,649	2,089,708
S&P Mid 400 E-Mini	Sep-21	19	5,228,800	77,450
S&P/TSX 60 IX Futures	Sep-21	73	14,232,584	301,871
SGX Iron Ore 62% Futures	Oct-21	5	75,100	(6,120)
SGX Iron Ore 62% Futures	Nov-21	3	44,313	(5,327)
SGX Iron Ore 62% Futures	Dec-21	2	28,992	39
SGX Nifty 50	Sep-21	248	8,494,248	247,674
Short BTP Future	Sep-21	153	20,491,652	29,283
Soybean Futures	Nov-21	59	3,812,875	(164,913)
Soybean Futures	Jan-22	6	390,075	(22,025)
Soybean Futures	Mar-22	58	3,785,225	(186,175)
Soybean Meal Futures	Dec-21	4	138,240	(6,150)
Soybean Oil Futures	Dec-21	85	2,996,250	(162,174)
Soybean Oil Futures	Jan-22	9	317,088	(7,590)
Soybean Oil Futures	Mar-22	2	70,248	192

The accompanying notes are an integral part of the consolidated financial statements.

19

Abbey Capital Futures Strategy Fund

Consolidated Portfolio of Investments (Continued)

August 31, 2021

Long Contracts	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
SPI 200 Futures	Sep-21	139	$19,557,715	$403,066
STOXX Dividend Futures	Dec-22	3	40,027	2,161
STOXX Europe 600 Banks Index	Sep-21	8	64,044	(502)
STOXX Europe 600 Index	Sep-21	33	915,086	8,100
STOXX Europe 600 Institutional Index	Sep-21	1	18,178	(30)
STOXX Europe 600 Utilities Index	Sep-21	2	46,321	921
Sugar No. 11 (World)	Oct-21	393	8,732,774	658,635
Sugar No. 11 (World)	Mar-22	418	9,620,688	1,162,504
Sugar No. 11 (World)	May-22	61	1,354,102	12,096
Topix Index Futures	Sep-21	52	9,285,461	110,621
U.S. Treasury 10-Year Notes (Chicago Board of Trade)	Dec-21	2,131	284,388,609	977,781
U.S. Treasury 2-Year Notes (Chicago Board of Trade)	Dec-21	868	191,244,812	116,032
U.S. Treasury 5-Year Notes (Chicago Board of Trade)	Dec-21	697	86,231,968	237,094
U.S. Treasury Long Bond (Chicago Board of Trade)	Dec-21	328	53,453,750	144,430
U.S. Treasury Ultra 10-Year Notes	Dec-21	9	1,332,141	4,703
U.S. Treasury Ultra Long Bond (Chicago Board of Trade)	Dec-21	13	2,564,656	602
USD/NOK Futures	Sep-21	2	199,790	10,031
USD/SEK Futures	Sep-21	8	799,189	34,755
Wheat (Chicago Board of Trade)	Dec-21	572	20,656,350	(151,754)
Wheat (Chicago Board of Trade)	Mar-22	37	1,363,450	(32,663)
Wheat (Chicago Board of Trade)	May-22	2	74,400	(4,388)
White Sugar ICE	Oct-21	22	531,630	(6,545)
White Sugar ICE	Dec-21	19	482,885	22,170
White Sugar ICE	Mar-22	3	77,700	700
WTI Crude Futures	Oct-21	451	30,893,500	430,660
WTI Crude Futures	Nov-21	19	1,296,940	38,460
WTI Crude Futures	Dec-21	63	4,280,220	171,040
WTI Crude Futures	Jan-22	4	270,400	(410)
WTI Crude Futures IPE	Oct-21	5	342,500	9,780
				$27,256,950

Short Contracts	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
3-Month Euro Euribor	Jun-22	20	$(5,934,150)	$(930)
3-Month Euro Euribor	Dec-22	453	(134,355,000)	3,882
90-DAY Eurodollar Futures	Mar-22	1,736	(433,370,699)	(214,575)
90-DAY Eurodollar Futures	Jun-23	446	(110,786,399)	246,100
90-DAY Eurodollar Futures	Mar-24	25	(6,183,438)	(6,875)
90-DAY Eurodollar Futures	Jun-24	9	(2,224,013)	(4,700)
90-DAY Eurodollar Futures	Jun-25	3	(739,200)	(3,288)
90-DAY Sterling Futures	Mar-22	350	(59,972,416)	(14,891)
90-DAY Sterling Futures	Jun-22	296	(50,666,116)	50,242
90-DAY Sterling Futures	Sep-22	95	(16,250,473)	4,460
90-DAY Sterling Futures	Dec-22	69	(11,797,639)	4,537
90-DAY Sterling Futures	Mar-23	355	(60,673,592)	4,021
90-DAY Sterling Futures	Jun-23	604	(103,189,042)	(20,021)
90-DAY Sterling Futures	Sep-23	317	(54,138,095)	(13,723)

The accompanying notes are an integral part of the consolidated financial statements.

20

Abbey Capital Futures Strategy Fund

Consolidated Portfolio of Investments (Continued)

August 31, 2021

Short Contracts	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
90-DAY Sterling Futures	Dec-23	258	$(44,046,401)	$(13,104)
90-DAY Sterling Futures	Mar-24	49	(8,363,718)	(3,729)
90-DAY Sterling Futures	Jun-24	48	(8,190,555)	(3,188)
90-DAY Sterling Futures	Sep-24	27	(4,605,795)	954
AUD/USD Currency Futures	Sep-21	1,284	(94,001,639)	2,430,327
CAD Currency Futures	Sep-21	240	(19,036,800)	31,812
Canadian 10-Year Bond Futures	Dec-21	21	(2,432,315)	(3,250)
CHF Currency Futures	Sep-21	16	(2,186,800)	18,446
Cocoa Futures ICE	Dec-21	11	(265,718)	(7,108)
Corn Futures	Dec-21	48	(1,282,200)	12,700
Dollar Index	Sep-21	6	(555,810)	(1,795)
EUR Foreign Exchange Currency Futures	Sep-21	1,664	(245,762,399)	1,731,179
Euro E-Mini Futures	Sep-21	1	(73,847)	(391)
Euro STOXX 50	Sep-21	125	(6,171,628)	(103,174)
Euro/JPY Futures	Sep-21	50	(7,382,516)	(17,043)
Euro-Bund Futures	Sep-21	849	(175,880,896)	(2,295,411)
Euro-Oat Futures	Sep-21	319	(60,709,889)	22,576
FTSE China A50 Index	Sep-21	169	(2,493,426)	34,289
Gasoline RBOB Futures	Oct-21	2	(179,920)	(10,030)
Gasoline RBOB Futures	Jan-22	1	(84,214)	(2,155)
GBP Currency Futures	Sep-21	18	(1,547,775)	45,200
Gold 100 Oz Futures	Dec-21	95	(17,271,950)	(383,289)
Hang Seng China Enterprises Index Futures	Sep-21	98	(5,761,593)	(144,006)
Hang Seng Index Futures	Sep-21	87	(17,707,319)	(232,776)
JPY Currency Futures	Sep-21	1,495	(169,906,749)	343,635
JPY Currency Futures	Dec-21	11	(1,251,044)	3,110
Lean Hogs Futures	Dec-21	1	(32,780)	160
Lean Hogs Futures	Feb-22	1	(33,360)	220
LME Aluminum Forward	Sep-21	1,628	(110,419,099)	(9,268,183)
LME Aluminum Forward	Dec-21	407	(27,642,930)	(849,817)
LME Aluminum Forward - 90 Day Settlement	Sep-21	12	(821,700)	(89,375)
LME Aluminum Forward - 90 Day Settlement	Sep-21	14	(949,550)	(83,013)
LME Aluminum Forward - 90 Day Settlement	Sep-21	6	(406,824)	(49,549)
LME Aluminum Forward - 90 Day Settlement	Sep-21	1	(67,831)	(4,974)
LME Aluminum Forward - 90 Day Settlement	Sep-21	1	(67,842)	(4,984)
LME Aluminum Forward - 90 Day Settlement	Sep-21	1	(67,845)	(4,745)
LME Aluminum Forward - 90 Day Settlement	Sep-21	1	(67,847)	(4,422)
LME Aluminum Forward - 90 Day Settlement	Oct-21	4	(271,399)	(15,995)
LME Aluminum Forward - 90 Day Settlement	Oct-21	5	(339,341)	(27,799)
LME Aluminum Forward - 90 Day Settlement	Oct-21	9	(610,909)	(44,910)
LME Aluminum Forward - 90 Day Settlement	Oct-21	6	(407,321)	(29,682)
LME Aluminum Forward - 90 Day Settlement	Oct-21	5	(339,500)	(34,750)
LME Aluminum Forward - 90 Day Settlement	Oct-21	1	(67,900)	(6,688)
LME Aluminum Forward - 90 Day Settlement	Oct-21	8	(543,200)	(31,490)
LME Aluminum Forward - 90 Day Settlement	Oct-21	5	(339,500)	(17,691)
LME Aluminum Forward - 90 Day Settlement	Nov-21	3	(203,700)	(10,302)
LME Aluminum Forward - 90 Day Settlement	Nov-21	1	(67,900)	(2,834)
LME Aluminum Forward - 90 Day Settlement	Nov-21	9	(611,100)	(26,054)
LME Aluminum Forward - 90 Day Settlement	Nov-21	1	(67,906)	(3,206)
LME Aluminum Forward - 90 Day Settlement	Nov-21	2	(135,888)	(5,963)

The accompanying notes are an integral part of the consolidated financial statements.

21

Abbey Capital Futures Strategy Fund

Consolidated Portfolio of Investments (Continued)

August 31, 2021

Short Contracts	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
LME Copper Forward	Sep-21	418	$(99,538,862)	$581,552
LME Copper Forward	Oct-21	1	(238,088)	(7,673)
LME Copper Forward	Dec-21	99	(23,565,093)	(492,113)
LME Copper Forward - 90 Day Settlement	Sep-21	3	(714,619)	22,206
LME Copper Forward - 90 Day Settlement	Sep-21	1	(238,219)	6,694
LME Copper Forward - 90 Day Settlement	Sep-21	3	(714,394)	(3,056)
LME Copper Forward - 90 Day Settlement	Sep-21	3	(714,219)	(35,144)
LME Copper Forward - 90 Day Settlement	Sep-21	2	(476,167)	10,173
LME Copper Forward - 90 Day Settlement	Sep-21	1	(238,097)	6,352
LME Copper Forward - 90 Day Settlement	Oct-21	1	(238,150)	(3,763)
LME Copper Forward - 90 Day Settlement	Oct-21	2	(476,350)	12,984
LME Copper Forward - 90 Day Settlement	Oct-21	2	(476,313)	8,053
LME Copper Forward - 90 Day Settlement	Oct-21	1	(238,131)	(7,594)
LME Copper Forward - 90 Day Settlement	Oct-21	2	(476,063)	8,215
LME Copper Forward - 90 Day Settlement	Oct-21	5	(1,190,243)	(16,755)
LME Copper Forward - 90 Day Settlement	Nov-21	2	(476,166)	(3,916)
LME Copper Forward - 90 Day Settlement	Nov-21	2	(476,252)	(3,990)
LME Copper Forward - 90 Day Settlement	Nov-21	2	(475,936)	(8,723)
LME Lead Forward	Sep-21	160	(9,144,000)	82,474
LME Lead Forward	Dec-21	3	(168,938)	1,795
LME Nickel Forward	Sep-21	90	(10,566,450)	(397,796)
LME Nickel Forward	Oct-21	3	(352,053)	(6,014)
LME Nickel Forward	Dec-21	2	(234,552)	(3,932)
LME Nickel Forward - 90 Day Settlement	Sep-21	2	(235,041)	(17,443)
LME Nickel Forward - 90 Day Settlement	Sep-21	1	(117,471)	(7,088)
LME Nickel Forward - 90 Day Settlement	Sep-21	2	(234,810)	(22,830)
LME Nickel Forward - 90 Day Settlement	Sep-21	1	(117,351)	(12,351)
LME Nickel Forward - 90 Day Settlement	Sep-21	4	(469,344)	(38,741)
LME Nickel Forward - 90 Day Settlement	Sep-21	1	(117,313)	(547)
LME Nickel Forward - 90 Day Settlement	Sep-21	2	(234,654)	(18,750)
LME Nickel Forward - 90 Day Settlement	Oct-21	2	(234,658)	(14,599)
LME Nickel Forward - 90 Day Settlement	Oct-21	3	(352,028)	(9,740)
LME Nickel Forward - 90 Day Settlement	Oct-21	2	(234,688)	(4,108)
LME Nickel Forward - 90 Day Settlement	Oct-21	1	(117,350)	(6,140)
LME Nickel Forward - 90 Day Settlement	Oct-21	1	(117,329)	(513)
LME Nickel Forward - 90 Day Settlement	Oct-21	1	(117,306)	(1,175)
LME Nickel Forward - 90 Day Settlement	Oct-21	1	(117,316)	(7,144)
LME Nickel Forward - 90 Day Settlement	Oct-21	2	(234,636)	(4,044)
LME Nickel Forward - 90 Day Settlement	Nov-21	1	(117,321)	(5,781)
LME Nickel Forward - 90 Day Settlement	Nov-21	1	(117,322)	(2,014)
LME Nickel Forward - 90 Day Settlement	Nov-21	1	(117,300)	(3,990)
LME Nickel Forward - 90 Day Settlement	Nov-21	2	(234,552)	(12,522)
LME Nickel Forward - 90 Day Settlement	Nov-21	1	(117,276)	(3,606)
LME Palladium Forward - 90 Day Settlement	Sep-21	3	(178,950)	(13,125)
LME Palladium Forward - 90 Day Settlement	Sep-21	2	(118,750)	(11,965)
LME Palladium Forward - 90 Day Settlement	Sep-21	1	(59,000)	(4,213)
LME Palladium Forward - 90 Day Settlement	Sep-21	1	(58,025)	(3,713)
LME Palladium Forward - 90 Day Settlement	Sep-21	1	(57,150)	(2,688)
LME Palladium Forward - 90 Day Settlement	Sep-21	6	(341,862)	(6,378)
LME Palladium Forward - 90 Day Settlement	Sep-21	1	(56,909)	(2,672)
LME Palladium Forward - 90 Day Settlement	Sep-21	2	(113,779)	(197)

The accompanying notes are an integral part of the consolidated financial statements.

22

Abbey Capital Futures Strategy Fund

Consolidated Portfolio of Investments (Continued)

August 31, 2021

Short Contracts	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
LME Palladium Forward - 90 Day Settlement	Sep-21	1	$(56,850)	$2,464
LME Palladium Forward - 90 Day Settlement	Oct-21	2	(113,675)	2,742
LME Palladium Forward - 90 Day Settlement	Oct-21	3	(170,438)	6,018
LME Palladium Forward - 90 Day Settlement	Oct-21	3	(170,419)	6,168
LME Palladium Forward - 90 Day Settlement	Oct-21	1	(56,688)	1,750
LME Palladium Forward - 90 Day Settlement	Oct-21	4	(226,506)	3,494
LME Palladium Forward - 90 Day Settlement	Nov-21	2	(113,350)	2,363
LME Palladium Forward - 90 Day Settlement	Nov-21	1	(56,675)	(25)
LME Palladium Forward - 90 Day Settlement	Nov-21	1	(56,653)	907
LME Palladium Forward - 90 Day Settlement	Nov-21	2	(113,260)	1,865
LME Palladium Forward - 90 Day Settlement	Nov-21	1	(56,379)	797
LME Silver Forward - 90 Day Settlement	Sep-21	1	(171,025)	(16,975)
LME Silver Forward - 90 Day Settlement	Sep-21	1	(171,935)	(22,085)
LME Silver Forward - 90 Day Settlement	Sep-21	2	(343,410)	(29,710)
LME Silver Forward - 90 Day Settlement	Sep-21	2	(341,930)	(46,905)
LME Silver Forward - 90 Day Settlement	Sep-21	1	(170,985)	(10,636)
LME Silver Forward - 90 Day Settlement	Oct-21	1	(170,985)	2,179
LME Silver Forward - 90 Day Settlement	Oct-21	1	(170,660)	1,960
LME Silver Forward - 90 Day Settlement	Oct-21	2	(340,850)	8,396
LME Silver Forward - 90 Day Settlement	Oct-21	2	(340,670)	(17,535)
LME Silver Forward - 90 Day Settlement	Nov-21	1	(170,106)	(8,751)
LME Silver Forward - 90 Day Settlement	Nov-21	3	(509,149)	(23,849)
LME Zinc Forward	Sep-21	194	(14,545,150)	(94,030)
LME Zinc Forward	Dec-21	4	(300,575)	(4,733)
LME Zinc Forward - 90 Day Settlement	Sep-21	2	(149,719)	(9,069)
LME Zinc Forward - 90 Day Settlement	Sep-21	1	(74,917)	(2,312)
LME Zinc Forward - 90 Day Settlement	Sep-21	1	(74,927)	1,111
LME Zinc Forward - 90 Day Settlement	Sep-21	1	(74,969)	(2,303)
LME Zinc Forward - 90 Day Settlement	Sep-21	8	(599,700)	(21,263)
LME Zinc Forward - 90 Day Settlement	Sep-21	2	(149,956)	(4,011)
LME Zinc Forward - 90 Day Settlement	Sep-21	1	(74,986)	(2,351)
LME Zinc Forward - 90 Day Settlement	Sep-21	2	(149,979)	(4,654)
LME Zinc Forward - 90 Day Settlement	Sep-21	1	(75,013)	(1,250)
LME Zinc Forward - 90 Day Settlement	Oct-21	1	(75,043)	(1,122)
LME Zinc Forward - 90 Day Settlement	Oct-21	1	(75,048)	(1,692)
LME Zinc Forward - 90 Day Settlement	Oct-21	1	(75,050)	(523)
LME Zinc Forward - 90 Day Settlement	Oct-21	2	(150,120)	1,191
LME Zinc Forward - 90 Day Settlement	Oct-21	1	(75,050)	(313)
LME Zinc Forward - 90 Day Settlement	Nov-21	3	(225,278)	(1,678)
LME Zinc Forward - 90 Day Settlement	Nov-21	2	(150,192)	1,109
LME Zinc Forward - 90 Day Settlement	Nov-21	1	(75,119)	469
LME Zinc Forward - 90 Day Settlement	Nov-21	2	(150,088)	(2,800)
Long Gilt Futures	Dec-21	130	(22,920,464)	64,261
Milk Futures	Sep-21	2	(67,000)	4,640
Mini H-Shares Index Futures	Sep-21	13	(152,859)	(2,437)
Mini HSI Index Futures	Sep-21	20	(662,274)	(12,748)
MSCI Emerging Markets Index Futures	Sep-21	18	(1,169,280)	(40,550)
New Zealand 3-Month Bank Bill Futures	Dec-21	7	(488,916)	1,099
New Zealand 3-Month Bank Bill Futures	Mar-22	8	(557,013)	543
Nikkei 225 (Osaka Securities Exchange)	Sep-21	35	(8,965,141)	(139,890)
Nikkei 225 Mini	Sep-21	27	(691,597)	(16,984)

The accompanying notes are an integral part of the consolidated financial statements.

23

Abbey Capital Futures Strategy Fund

Consolidated Portfolio of Investments (Continued)

August 31, 2021

Short Contracts	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
NY Harbor Ultra-Low Sulfur Diesel Futures	Oct-21	114	$(10,199,398)	$(480,504)
NZD Currency Futures	Sep-21	4	(282,260)	5,660
Palladium Futures	Dec-21	2	(494,200)	(9,230)
Platinum Futures	Oct-21	174	(8,822,670)	554,660
Rough Rice Futures	Nov-21	1	(26,770)	110
S&P 500 E-Mini Futures	Sep-21	140	(31,643,499)	(773,324)
SGX Iron Ore 62% Futures	Oct-21	12	(180,240)	7,515
Silver Futures	Dec-21	140	(16,804,200)	(141,515)
Silver Futures	Mar-22	1	(120,295)	(2,030)
Soybean Futures	Nov-21	2	(129,250)	3,063
Soybean Meal Futures	Dec-21	33	(1,140,480)	44,950
Soybean Meal Futures	Jan-22	14	(485,800)	15,400
Soybean Oil Futures	Dec-21	6	(211,500)	3,564
U.S. Treasury 10-Year Notes (Chicago Board of Trade)	Dec-21	36	(4,804,313)	(14,664)
U.S. Treasury 5-Year Notes (Chicago Board of Trade)	Dec-21	350	(43,301,562)	(93,922)
U.S. Treasury Long Bond (Chicago Board of Trade)	Dec-21	19	(3,096,406)	(4,609)
				$(10,928,610)
Total Futures Contracts				$16,328,340

Forward foreign currency contracts outstanding as of August 31, 2021 were as follows:

Currency Purchased		Currency Sold		Expiration Date	Counterparty	Unrealized Appreciation/ (Depreciation)
AUD	200,000	JPY	16,117,636	Sep 01 2021	BOA	$(194)
AUD	30,851,527	USD	22,512,517	Sep 01 2021	BOA	57,044
AUD	200,000	JPY	16,096,400	Sep 02 2021	BOA	(1)
AUD	26,765,877	USD	19,576,562	Sep 02 2021	BOA	4,228
AUD	20,200,000	CAD	18,796,807	Sep 14 2021	BOA	(119,704)
AUD	10,038,778	EUR	6,250,000	Sep 14 2021	BOA	(37,298)
AUD	23,000,000	JPY	1,835,925,812	Sep 14 2021	BOA	137,121
AUD	16,000,000	NZD	16,780,288	Sep 14 2021	BOA	(118,443)
AUD	8,400,000	USD	6,177,952	Sep 14 2021	BOA	(32,417)
AUD	6,533,000	USD	4,793,699	Sep 17 2021	BOA	(13,987)
AUD	35,088,000	USD	25,895,246	Oct 15 2021	BOA	(220,035)
BRL	11,581,689	USD	2,238,452	Sep 02 2021	BOA	891
BRL	18,460,017	USD	3,600,000	Sep 15 2021	BOA	(36,915)
BRL	2,680,668	USD	500,000	Oct 04 2021	BOA	15,934
CAD	33,144,639	AUD	35,800,000	Sep 14 2021	BOA	78,585
CAD	22,003,665	EUR	14,750,000	Sep 14 2021	BOA	18,988
CAD	14,200,000	JPY	1,231,166,000	Sep 14 2021	BOA	62,627
CAD	10,100,000	USD	8,054,431	Sep 14 2021	BOA	(49,223)
CAD	22,834,000	USD	18,796,419	Sep 17 2021	BOA	(698,394)
CAD	42,174,000	USD	33,702,510	Oct 15 2021	BOA	(277,175)
CHF	13,002,753	USD	14,185,394	Sep 01 2021	BOA	13,969
CHF	12,552,562	USD	13,705,723	Sep 02 2021	BOA	2,351
CHF	15,953,347	EUR	14,875,000	Sep 14 2021	BOA	(141,257)
CHF	5,500,000	JPY	663,213,150	Sep 14 2021	BOA	(20,922)
CHF	5,375,000	USD	5,925,510	Sep 14 2021	BOA	(53,879)

The accompanying notes are an integral part of the consolidated financial statements.

24

Abbey Capital Futures Strategy Fund

Consolidated Portfolio of Investments (Continued)

August 31, 2021

Currency Purchased		Currency Sold		Expiration Date	Counterparty	Unrealized Appreciation/ (Depreciation)
CHF	7,026,000	USD	7,736,667	Sep 17 2021	BOA	$(60,854)
CHF	29,196,000	USD	31,784,270	Oct 15 2021	BOA	134,654
CLP	233,054,000	USD	300,000	Sep 03 2021	BOA	1,129
CLP	78,113,000	USD	100,000	Sep 07 2021	BOA	914
CLP	156,254,000	USD	200,000	Sep 10 2021	BOA	1,839
CLP	395,490,000	USD	500,000	Sep 13 2021	BOA	10,805
CLP	1,252,932,450	USD	1,750,000	Sep 15 2021	BOA	(131,877)
CLP	391,120,000	USD	500,000	Sep 20 2021	BOA	5,014
CLP	387,280,000	USD	500,000	Sep 27 2021	BOA	(89)
CLP	235,585,844	USD	300,000	Sep 30 2021	BOA	4,062
CNH	1,000,000	USD	154,844	Sep 02 2021	BOA	75
CNH	66,828,292	USD	10,300,000	Sep 14 2021	BOA	41,495
CNH	157,429,358	USD	24,387,235	Sep 15 2021	BOA	(28,112)
CNH	6,500,000	USD	998,650	Dec 15 2021	BOA	98
COP	3,149,575,325	USD	850,000	Sep 15 2021	BOA	(15,032)
CZK	145,393,602	EUR	5,700,000	Sep 15 2021	BOA	20,004
EUR	100,000	GBP	85,727	Sep 01 2021	BOA	214
EUR	1,500,000	SEK	15,237,284	Sep 01 2021	BOA	5,413
EUR	74,296,356	USD	87,655,204	Sep 01 2021	BOA	71,777
EUR	488,634	NOK	5,000,000	Sep 02 2021	BOA	1,879
EUR	70,171,344	USD	82,858,323	Sep 02 2021	BOA	(499)
EUR	2,875,000	AUD	4,658,149	Sep 14 2021	BOA	(12,335)
EUR	6,750,000	CAD	10,189,307	Sep 14 2021	BOA	(103,669)
EUR	800,000	GBP	684,149	Sep 14 2021	BOA	4,237
EUR	800,000	HUF	285,348,880	Sep 14 2021	BOA	(20,156)
EUR	5,600,000	JPY	726,040,204	Sep 14 2021	BOA	13,828
EUR	1,000,000	PLN	4,559,209	Sep 14 2021	BOA	(9,298)
EUR	9,500,000	USD	11,267,348	Sep 14 2021	BOA	(47,040)
EUR	2,050,000	CZK	52,543,306	Sep 15 2021	BOA	(18,927)
EUR	4,300,000	HUF	1,534,520,451	Sep 15 2021	BOA	(110,717)
EUR	16,317,078	NOK	170,039,168	Sep 15 2021	BOA	(285,927)
EUR	8,469,395	PLN	38,727,373	Sep 15 2021	BOA	(108,219)
EUR	15,118,509	SEK	154,636,445	Sep 15 2021	BOA	(64,982)
EUR	7,479,000	USD	9,121,388	Sep 17 2021	BOA	(287,468)
EUR	5,631,000	USD	6,648,097	Oct 15 2021	BOA	6,751
GBP	85,751	EUR	100,000	Sep 01 2021	BOA	(182)
GBP	21,976,875	USD	30,113,264	Sep 01 2021	BOA	101,759
GBP	21,976,875	USD	30,245,015	Sep 02 2021	BOA	(29,963)
GBP	21,976,875	USD	30,223,038	Sep 03 2021	BOA	(7,956)
GBP	7,875,000	AUD	14,799,385	Sep 14 2021	BOA	(121)
GBP	1,500,000	CHF	1,885,775	Sep 14 2021	BOA	2,325
GBP	9,886,800	EUR	11,600,000	Sep 14 2021	BOA	(107,302)
GBP	4,000,000	JPY	607,530,058	Sep 14 2021	BOA	(23,334)
GBP	6,125,000	USD	8,512,682	Sep 14 2021	BOA	(91,467)
GBP	14,168,000	USD	19,999,827	Sep 17 2021	BOA	(520,182)
GBP	3,513,000	USD	4,809,014	Oct 15 2021	BOA	21,313
HUF	247,795,020	EUR	700,000	Sep 14 2021	BOA	11,260
HUF	1,563,683,680	USD	5,200,000	Sep 14 2021	BOA	88,234
HUF	4,245,237,056	EUR	12,100,000	Sep 15 2021	BOA	65,247
HUF	1,150,500,000	USD	3,808,326	Oct 15 2021	BOA	79,312
IDR	23,140,741,000	USD	1,600,000	Sep 30 2021	BOA	18,177

The accompanying notes are an integral part of the consolidated financial statements.

25

Abbey Capital Futures Strategy Fund

Consolidated Portfolio of Investments (Continued)

August 31, 2021

Currency Purchased		Currency Sold		Expiration Date	Counterparty	Unrealized Appreciation/ (Depreciation)
ILS	11,599,783	USD	3,600,000	Sep 14 2021	BOA	$16,372
ILS	13,269,011	USD	4,100,000	Sep 17 2021	BOA	36,840
INR	663,379,774	USD	8,900,000	Sep 07 2021	BOA	181,174
INR	647,693,250	USD	8,700,000	Sep 13 2021	BOA	160,742
INR	769,890,318	USD	10,400,000	Sep 15 2021	BOA	130,199
INR	646,527,450	USD	8,700,000	Sep 20 2021	BOA	138,169
INR	637,522,950	USD	8,700,000	Sep 27 2021	BOA	8,554
INR	1,075,619,373	USD	14,500,000	Sep 30 2021	BOA	188,234
INR	645,330,400	USD	8,800,000	Oct 01 2021	BOA	11,505
JPY	16,037,534	AUD	200,000	Sep 01 2021	BOA	(534)
JPY	620,904,511	USD	5,650,751	Sep 01 2021	BOA	(6,894)
JPY	620,824,410	USD	5,642,832	Sep 02 2021	BOA	337
JPY	1,201,865,220	AUD	15,200,000	Sep 14 2021	BOA	(194,638)
JPY	669,294,544	CAD	7,800,000	Sep 14 2021	BOA	(97,852)
JPY	180,162,250	CHF	1,500,000	Sep 14 2021	BOA	(785)
JPY	190,330,206	GBP	1,250,000	Sep 14 2021	BOA	11,629
JPY	715,802,580	NZD	9,400,000	Sep 14 2021	BOA	(116,526)
JPY	2,240,642,000	USD	20,340,577	Sep 17 2021	BOA	29,133
JPY	943,400,000	USD	8,600,280	Oct 15 2021	BOA	(21,779)
KRW	8,048,390,000	USD	7,000,000	Sep 07 2021	BOA	(59,220)
KRW	7,861,140,000	USD	6,800,000	Sep 13 2021	BOA	(21,189)
KRW	4,034,975,972	USD	3,600,000	Sep 15 2021	BOA	(120,647)
KRW	8,007,612,000	USD	6,800,000	Sep 23 2021	BOA	104,289
KRW	8,051,831,000	USD	6,900,000	Sep 24 2021	BOA	42,332
KRW	7,904,864,000	USD	6,800,000	Sep 27 2021	BOA	15,371
MXN	71,000,000	USD	3,557,239	Sep 14 2021	BOA	(28,967)
MXN	200,223,000	USD	10,003,775	Sep 17 2021	BOA	(58,169)
MXN	320,790,000	USD	15,928,368	Oct 15 2021	BOA	(55,730)
NOK	5,000,000	EUR	488,636	Sep 02 2021	BOA	(1,882)
NOK	55,500,000	SEK	54,995,758	Sep 02 2021	BOA	10,452
NOK	11,767,853	EUR	1,125,000	Sep 14 2021	BOA	24,838
NOK	26,410,805	USD	3,000,000	Sep 14 2021	BOA	37,816
NOK	178,097,447	EUR	17,478,118	Sep 15 2021	BOA	(158,512)
NZD	41,406,549	AUD	39,400,000	Sep 14 2021	BOA	351,625
NZD	16,400,000	JPY	1,245,656,960	Sep 14 2021	BOA	232,301
NZD	5,800,000	USD	4,067,621	Sep 14 2021	BOA	19,347
NZD	18,330,000	USD	12,856,191	Sep 17 2021	BOA	60,037
PHP	57,993,080	USD	1,200,000	Sep 15 2021	BOA	(34,692)
PHP	9,990,500	USD	200,000	Sep 30 2021	BOA	659
PLN	15,705,160	EUR	3,476,843	Sep 15 2021	BOA	(6,003)
PLN	147,550,000	USD	37,807,078	Oct 15 2021	BOA	719,184
RUB	524,851,129	USD	7,100,000	Sep 14 2021	BOA	49,640
RUB	678,823,317	USD	9,200,000	Sep 15 2021	BOA	45,475
RUB	133,912,696	USD	1,800,000	Sep 30 2021	BOA	19,125
SEK	15,298,179	EUR	1,500,000	Sep 01 2021	BOA	1,643
SEK	81,542,387	EUR	8,000,000	Sep 14 2021	BOA	1,617
SEK	46,819,092	NOK	48,000,000	Sep 14 2021	BOA	(94,978)
SEK	32,627,279	USD	3,800,000	Sep 14 2021	BOA	(18,685)
SEK	169,541,200	EUR	16,767,223	Sep 15 2021	BOA	(154,943)
SEK	143,950,000	USD	16,564,783	Oct 15 2021	BOA	121,943
SEK	1,000,000	EUR	98,276	Dec 15 2021	BOA	(312)

The accompanying notes are an integral part of the consolidated financial statements.

26

Abbey Capital Futures Strategy Fund

Consolidated Portfolio of Investments (Continued)

August 31, 2021

Currency Purchased		Currency Sold		Expiration Date	Counterparty	Unrealized Appreciation/ (Depreciation)
SGD	13,153,913	USD	9,792,380	Sep 02 2021	BOA	$(8,591)
SGD	16,507,012	USD	12,200,000	Sep 14 2021	BOA	77,475
SGD	6,382,254	USD	4,800,000	Sep 15 2021	BOA	(53,055)
THB	89,769,288	USD	2,750,000	Sep 15 2021	BOA	34,901
TRY	500,000	USD	60,117	Sep 01 2021	BOA	(25)
TRY	4,000,000	USD	463,207	Sep 15 2021	BOA	14,119
TWD	72,529,600	USD	2,600,000	Sep 07 2021	BOA	17,103
TWD	72,337,200	USD	2,600,000	Sep 13 2021	BOA	10,141
TWD	82,641,851	USD	3,000,000	Sep 15 2021	BOA	(18,044)
TWD	16,701,000	USD	600,000	Sep 16 2021	BOA	2,619
TWD	55,658,000	USD	2,000,000	Sep 22 2021	BOA	8,283
TWD	55,824,000	USD	2,000,000	Sep 27 2021	BOA	14,260
TWD	11,166,800	USD	400,000	Sep 30 2021	BOA	2,923
TWD	55,420,000	USD	2,000,000	Oct 04 2021	BOA	(315)
USD	22,558,637	AUD	30,851,527	Sep 01 2021	BOA	(10,925)
USD	19,528,384	AUD	26,765,877	Sep 02 2021	BOA	(52,406)
USD	19,576,562	AUD	26,765,877	Sep 03 2021	BOA	(4,330)
USD	28,700,992	AUD	38,867,000	Sep 17 2021	BOA	264,887
USD	6,199,706	AUD	8,586,000	Oct 15 2021	BOA	(82,993)
USD	2,213,349	BRL	11,581,689	Sep 02 2021	BOA	(25,994)
USD	1,600,000	BRL	8,450,802	Sep 15 2021	BOA	(31,143)
USD	300,000	BRL	1,588,545	Oct 04 2021	BOA	(5,739)
USD	1,917,281	CAD	2,400,000	Sep 14 2021	BOA	15,053
USD	33,097,177	CAD	41,460,000	Sep 17 2021	BOA	236,348
USD	5,637,780	CAD	7,137,000	Oct 15 2021	BOA	(18,706)
USD	14,270,079	CHF	13,002,753	Sep 01 2021	BOA	70,715
USD	13,691,862	CHF	12,552,562	Sep 02 2021	BOA	(16,213)
USD	12,234,536	CHF	11,203,042	Sep 03 2021	BOA	(86)
USD	15,436,538	CHF	14,190,000	Sep 17 2021	BOA	(65,850)
USD	300,000	CLP	228,537,432	Sep 03 2021	BOA	4,707
USD	100,000	CLP	77,697,000	Sep 07 2021	BOA	(377)
USD	200,000	CLP	156,396,288	Sep 10 2021	BOA	(2,023)
USD	500,000	CLP	391,247,288	Sep 13 2021	BOA	(5,326)
USD	3,550,000	CLP	2,718,093,482	Sep 15 2021	BOA	39,668
USD	500,000	CLP	395,595,000	Sep 20 2021	BOA	(10,792)
USD	500,000	CLP	391,255,000	Sep 27 2021	BOA	(5,042)
USD	700,000	CLP	548,634,392	Sep 30 2021	BOA	(8,103)
USD	400,000	CLP	309,932,000	Oct 04 2021	BOA	44
USD	154,844	CNH	1,000,000	Sep 02 2021	BOA	(75)
USD	3,000,000	CNH	19,483,915	Sep 14 2021	BOA	(15,082)
USD	7,593,905	CNH	49,334,876	Sep 15 2021	BOA	(39,705)
USD	2,650,000	COP	10,209,945,975	Sep 15 2021	BOA	(56,707)
USD	87,653,940	EUR	74,296,344	Sep 01 2021	BOA	(73,027)
USD	82,788,853	EUR	70,171,344	Sep 02 2021	BOA	(68,970)
USD	82,859,025	EUR	70,171,344	Sep 03 2021	BOA	(337)
USD	2,648,592	EUR	2,250,000	Sep 14 2021	BOA	(8,849)
USD	64,808,511	EUR	54,888,000	Sep 17 2021	BOA	(23,176)
USD	93,038,706	EUR	79,189,000	Oct 15 2021	BOA	(548,718)
USD	30,244,607	GBP	21,976,898	Sep 01 2021	BOA	29,553
USD	30,222,599	GBP	21,976,875	Sep 02 2021	BOA	7,546
USD	1,732,893	GBP	1,250,000	Sep 14 2021	BOA	14,277

The accompanying notes are an integral part of the consolidated financial statements.

27

Abbey Capital Futures Strategy Fund

Consolidated Portfolio of Investments (Continued)

August 31, 2021

Currency Purchased		Currency Sold		Expiration Date	Counterparty	Unrealized Appreciation/ (Depreciation)
USD	37,841,034	GBP	27,461,000	Sep 17 2021	BOA	$84,782
USD	9,424,992	GBP	6,796,000	Oct 15 2021	BOA	80,585
USD	1,700,000	HUF	512,316,270	Sep 14 2021	BOA	(32,606)
USD	1,300,000	ILS	4,248,855	Sep 17 2021	BOA	(24,653)
USD	8,900,000	INR	663,428,250	Sep 07 2021	BOA	(181,838)
USD	8,700,000	INR	649,037,400	Sep 13 2021	BOA	(179,130)
USD	3,650,000	INR	273,153,310	Sep 15 2021	BOA	(86,063)
USD	8,700,000	INR	648,371,850	Sep 20 2021	BOA	(163,383)
USD	8,700,000	INR	647,206,050	Sep 27 2021	BOA	(140,825)
USD	8,700,000	INR	637,940,550	Sep 30 2021	BOA	(11,465)
USD	8,800,000	INR	646,953,652	Oct 01 2021	BOA	(33,669)
USD	8,800,000	INR	645,752,800	Oct 04 2021	BOA	(14,655)
USD	5,653,443	JPY	620,824,410	Sep 01 2021	BOA	10,314
USD	5,649,832	JPY	620,824,410	Sep 02 2021	BOA	6,662
USD	5,642,643	JPY	620,824,410	Sep 03 2021	BOA	(567)
USD	7,561,347	JPY	825,000,000	Sep 14 2021	BOA	61,480
USD	73,181,427	JPY	8,029,556,000	Sep 17 2021	BOA	184,612
USD	137,108,183	JPY	15,130,300,000	Oct 15 2021	BOA	(474,268)
USD	7,000,000	KRW	8,091,819,023	Sep 07 2021	BOA	21,767
USD	6,800,000	KRW	8,007,884,000	Sep 13 2021	BOA	(105,352)
USD	8,400,000	KRW	9,714,824,711	Sep 15 2021	BOA	22,922
USD	6,800,000	KRW	7,935,532,000	Sep 23 2021	BOA	(42,140)
USD	6,900,000	KRW	8,133,363,384	Sep 24 2021	BOA	(112,629)
USD	6,800,000	KRW	7,979,908,148	Sep 27 2021	BOA	(80,072)
USD	2,000,000	KRW	2,340,671,950	Sep 30 2021	BOA	(17,995)
USD	6,800,000	KRW	7,906,156,000	Oct 05 2021	BOA	(15,897)
USD	2,189,102	MXN	44,509,000	Sep 17 2021	BOA	(21,777)
USD	21,934,419	NZD	31,612,000	Sep 17 2021	BOA	(340,965)
USD	47,098,173	NZD	66,879,000	Oct 15 2021	BOA	(23,275)
USD	1,900,000	PHP	94,997,758	Sep 15 2021	BOA	(8,876)
USD	200,000	PHP	10,078,400	Sep 30 2021	BOA	(2,424)
USD	6,200,000	PLN	23,782,323	Sep 14 2021	BOA	(9,425)
USD	2,361,158	PLN	9,170,000	Oct 15 2021	BOA	(33,188)
USD	13,100,000	RUB	971,124,500	Sep 14 2021	BOA	(128,875)
USD	2,150,000	RUB	160,381,715	Sep 15 2021	BOA	(34,376)
USD	7,086	SEK	60,896	Sep 01 2021	BOA	30
USD	9,712,000	SGD	13,153,913	Sep 02 2021	BOA	(71,789)
USD	6,300,000	SGD	8,511,971	Sep 15 2021	BOA	(30,970)
USD	4,900,000	THB	157,558,463	Sep 15 2021	BOA	12,084
USD	60,075	TRY	500,000	Sep 01 2021	BOA	(16)
USD	389,833	TRY	3,500,000	Sep 15 2021	BOA	(27,827)
USD	4,700,000	TRY	42,500,804	Nov 10 2021	BOA	(227,993)
USD	2,600,000	TWD	72,376,200	Sep 07 2021	BOA	(11,568)
USD	2,600,000	TWD	72,406,200	Sep 13 2021	BOA	(12,630)
USD	2,700,000	TWD	75,005,025	Sep 15 2021	BOA	(6,397)
USD	600,000	TWD	16,674,635	Sep 16 2021	BOA	(1,668)
USD	2,000,000	TWD	55,858,000	Sep 22 2021	BOA	(15,500)
USD	2,000,000	TWD	55,454,000	Sep 27 2021	BOA	(910)
USD	100,000	TWD	2,792,800	Sep 30 2021	BOA	(770)
USD	1,000,000	ZAR	15,400,900	Sep 14 2021	BOA	(58,126)
USD	3,223,268	ZAR	47,478,658	Sep 15 2021	BOA	(38,302)

The accompanying notes are an integral part of the consolidated financial statements.

28

Abbey Capital Futures Strategy Fund

Consolidated Portfolio of Investments (Concluded)

August 31, 2021

Currency Purchased		Currency Sold		Expiration Date	Counterparty	Unrealized Appreciation/ (Depreciation)
ZAR	76,868,762	USD	5,300,000	Sep 14 2021	BOA	$(18,698)
ZAR	69,414,029	USD	4,984,995	Sep 15 2021	BOA	(216,564)
ZAR	1,000,000	USD	67,869	Dec 15 2021	BOA	21
Total Forward Foreign Currency Contracts						$(4,255,313)

	Put/Call	Counterparty	Number of Contracts	Notional Amount	Value
PURCHASED OPTIONS - 0.0%
Euro Currency Futures, Expires 9/3/21, Strike Price $1.165	Put	N/A	152	EUR 19,000,000	$950
1-Year Euro, Expires 9/10/21, Strike Price $99.75	Put	N/A	941	EUR 37,594,832	70,575
IMM Eurodollar Futures, Expires 12/13/21, Strike Price $99.5	Put	N/A	1,876	EUR 74,908,680	11,725
IMM Eurodollar Futures, Expires 3/14/22, Strike Price $99.375	Put	N/A	1,626	EUR 64,945,692	30,488
TOTAL PURCHASED OPTIONS (COST $767,675)					$113,738

WRITTEN OPTIONS - (0.0%)
IMM Eurodollar Futures, Expires 3/14/22, Strike Price $99	Put	N/A	(1,626)	EUR 64,945,692	$(10,163)
IMM Eurodollar Futures, Expires 12/13/21, Strike Price $99.25	Put	N/A	(1,876)	EUR 74,908,680	(11,725)
TOTAL WRITTEN OPTIONS (PREMIUMS RECEIVED $312,675)					$(21,888)

AUD	Australian Dollar	JSE	Johannesburg Stock Exchange
BOA	Bank of America	KRW	Korean Won
BRL	Brazilian Real	LME	London Mercantile Exchange
BUXL	German Bond	MIB	Milano Indice di Borsa
CAD	Canadian Dollar	MXN	Mexican Peso
CHF	Swiss Franc	NOK	Norwegian Krone
CLP	Chilean Peso	NZD	New Zealand Dollar
CNH	Chinese Yuan Renminbi	OMX	Stockholm Stock Exchange
COP	Colombian Peso	PHP	Philippine Peso
CZK	Czech Koruna	PLN	Polish Zloty
DAX	German Stock Exchange	RBOB	Reformulated Blendstock for Oxygenate Blending
DJIA	Dow Jones Industrial Average	RUB	Russian Ruble
EUR	Euro	SEK	Swedish Krona
FTSE	Financial Times Stock Exchange	SGD	Singapore Dollar
GBP	British Pound	THB	Thai Baht
HUF	Hungarian Forint	TRY	Turkish Lira
IBEX	Index of the Bolsa de Madrid	TSX	Toronto Stock Exchange
ICE	Intercontinental Exchange	TWD	Taiwan Dollar
ILS	Israeli New Shekel	USD	United States Dollar
INR	Indian Rupee	WTI	West Texas Intermediate
JPY	Japanese Yen	ZAR	South African Rand

The accompanying notes are an integral part of the consolidated financial statements.

29

Abbey Capital Futures Strategy Fund

Consolidated Statement of Assets And Liabilities

August 31, 2021

ASSETS
Investments, at value (cost $973,056,064)	$972,369,471
Foreign currency deposits with broker for futures contracts (cost $8,963,398)	9,120,031
Deposits with broker for forward foreign currency contracts	40,786,411
Deposits with broker for futures contracts	124,324,784
Receivables for:
Capital shares sold	3,276,570
Interest and dividends receivable	145
Unrealized appreciation on forward foreign currency contracts	5,224,016
Unrealized appreciation on futures contracts	41,993,458
Prepaid expenses and other assets	98,649
Total assets	1,197,193,535

LIABILITIES
Options written, at value (premiums received $312,675)	21,888
Payables for:
Advisory fees	1,628,718
Capital shares redeemed	541,493
Administration and accounting services fees	69,682
Unrealized depreciation on forward foreign currency contracts	9,479,329
Unrealized depreciation on futures contracts	25,665,118
Other accrued expenses and liabilities	154,768
Total liabilities	37,560,996
Net assets	$1,159,632,539

NET ASSETS CONSIST OF:
Par value	$96,107
Paid-in capital	1,244,740,709
Total distributable earnings/(losses)	(85,204,277)
Net assets	$1,159,632,539

CLASS A SHARES:
Net assets	$21,394,771
Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	1,790,345
Net asset value and redemption price per share	$11.95
Maximum offering price per share (100/94.25 of $12.45)	$12.68

CLASS I SHARES:
Net assets	$1,132,714,169
Shares outstanding ($0.001 par value, 300,000,000 shares authorized)	93,840,695
Net asset value, offering and redemption price per share	$12.07

CLASS C SHARES:
Net assets	$5,523,599
Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	476,263
Net asset value, offering and redemption price per share	$11.60

The accompanying notes are an integral part of the consolidated financial statements.

30

Abbey Capital Futures Strategy Fund

Consolidated Statement of Operations

For the Year Ended August 31, 2021

INVESTMENT INCOME
Interest	$116,130
Total investment income	116,130
EXPENSES
Advisory fees (Note 2)	17,928,589
Administration and accounting services fees (Note 2)	453,081
Directors fees	133,687
Transfer agent fees (Note 2)	131,069
Legal fees	128,364
Officers fees	72,202
Audit and tax service fees	69,880
Registration and filing fees	69,544
Custodian fees (Note 2)	52,886
Printing and shareholder reporting fees	46,397
Distribution fees (Class A Shares) (Note 2)	41,611
Distribution fees (Class C Shares) (Note 2)	40,546
Other expenses	75,919
Total expenses before waivers and/or reimbursements	19,243,775
Less: waivers and/or reimbursements (Note 2)	(1,020,929)
Net expenses after waivers and/or reimbursements	18,222,846
Net investment income/(loss)	(18,106,716)
NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS
Net realized gain/(loss) from:
Investments	(963,689)
Futures contracts	89,805,968
Foreign currency transactions	(84,928)
Forward foreign currency contracts	(2,993,782)
Written options	258,550
Net change in unrealized appreciation/(depreciation) on:
Investments	(376,395)
Futures contracts	8,407,182
Foreign currency translations	(6,728)
Forward foreign currency contracts	(7,627,350)
Written options	118,969
Net realized and unrealized gain/(loss) from investments	86,537,797
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$68,431,081

The accompanying notes are an integral part of the consolidated financial statements.

31

Abbey Capital Futures Strategy Fund

Consolidated Statements of Changes in Net Assets

	For the Year Ended August 31, 2021	For the Year Ended August 31, 2020
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income/(loss)	$(18,106,716)	$(6,047,474)
Net realized gain/(loss) from investments, futures contracts, foreign currency transactions, forward foreign currency contracts and written options	86,022,119	20,349,434
Net change in unrealized appreciation/(depreciation) on investments, futures contracts, foreign currency translations, forward foreign currency contracts and written options	515,678	(21,238,500)
Net increase/(decrease) in net assets resulting from operations	68,431,081	(6,936,540)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Total distributable earnings	(13,983,998)	(55,609,182)
Net decrease in net assets from dividends and distributions to shareholders	(13,983,998)	(55,609,182)
CAPITAL SHARE TRANSACTIONS:
Class A Shares
Proceeds from shares sold	12,728,012	11,637,864
Proceeds from reinvestment of distributions	162,829	842,070
Shares redeemed	(6,757,552)	(9,326,005)
Total from Class A Shares	6,133,289	3,153,929
Class I Shares
Proceeds from shares sold	441,183,123	550,575,119
Proceeds from reinvestment of distributions	7,562,347	27,643,486
Shares redeemed	(253,394,878)	(340,759,738)
Total from Class I Shares	195,350,592	237,458,867
Class C Shares
Proceeds from shares sold	1,494,157	1,689,269
Proceeds from reinvestment of distributions	48,938	272,687
Shares redeemed	(1,457,804)	(897,578)
Total from Class C Shares	85,291	1,064,378
Net increase/(decrease) in net assets from capital share transactions	201,569,172	241,677,174
Total increase/(decrease) in net assets	256,016,255	179,131,452
NET ASSETS:
Beginning of period	903,616,284	724,484,832
End of period	$1,159,632,539	$903,616,284

The accompanying notes are an integral part of the consolidated financial statements.

32

Abbey Capital Futures Strategy Fund

Consolidated Statements of Changes in Net Assets (Concluded)

	For the Year Ended August 31, 2021	For the Year Ended August 31, 2020
SHARE TRANSACTIONS:
Class A Shares
Shares sold	1,071,456	1,030,370
Shares reinvested	14,551	78,405
Shares redeemed	(578,862)	(824,612)
Total Class A Shares	507,145	284,163
Class I Shares
Shares sold	37,193,765	48,875,127
Shares reinvested	669,827	2,554,851
Shares redeemed	(21,694,016)	(30,121,088)
Total Class I Shares	16,169,576	21,308,890
Class C Shares
Shares sold	132,823	154,982
Shares reinvested	4,481	25,921
Shares redeemed	(130,069)	(82,318)
Total Class C Shares	7,235	98,585
Net increase/(decrease) in shares outstanding	16,683,956	21,691,638

The accompanying notes are an integral part of the consolidated financial statements.

33

Abbey Capital Futures Strategy Fund

Consolidated Financial Highlights

Contained below is per share operating performance data for Class A Shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the consolidated financial statements.

	Class A Shares
	For the Year Ended August 31, 2021	For the Year Ended August 31, 2020	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017
Per Share Operating Performance
Net asset value, beginning of period	$11.28	$12.45	$11.28	$11.15	$11.77
Net investment income/(loss)(1)	(0.24)	(0.11)	(0.01)	(0.07)	(0.18)
Net realized and unrealized gain/(loss) from investments	1.07	(0.14)	1.18	0.20	(0.44)
Net increase/(decrease) in net assets resulting from operations	0.83	(0.25)	1.17	0.13	(0.62)
Dividends and distributions to shareholders from:
Net investment income	(0.16)	(0.64)	—	—	—
Net realized capital gains	—	(0.28)	—	—	—
Total dividends and distributions to shareholders	(0.16)	(0.92)	—	—	—
Net asset value, end of period	$11.95	$11.28	$12.45	$11.28	$11.15
Total investment return/(loss)(2)	7.42%	(1.64)%	10.37%	1.08%	(5.18)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$21,395	$14,469	$12,434	$15,539	$15,401
Ratio of expenses to average net assets with waivers and/or reimbursements (including interest expense)(3)	2.04%	2.04%	2.04%	2.04%	2.14%
Ratio of expenses to average net assets with waivers and/or reimbursements (excluding interest expense)(3)	2.04%	2.04%	2.04%	2.04%	2.14%
Ratio of expenses to average net assets without waivers and/or reimbursements (including interest expense)(3)	2.14%	2.15%	2.14%	2.13%	2.28%
Ratio of net investment income/(loss) to average net assets	(2.03)%	(0.98)%	(0.05)%	(0.65)%	(1.60)%
Portfolio turnover rate(4)	0%	0%	0%	0%	0%

(1)	Calculated based on average shares outstanding for the period.
(2)

Total investment return/(loss) is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each year reported and includes reinvestments of dividends and distributions, if any. Total return does not reflect any applicable sales charge.

(3)

Effective February 28, 2017, the Adviser has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit total annual Fund operating expenses (excluding acquired Fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) to 2.04% of the Fund’s average daily net assets attributable to Class A Shares. Prior to February 28, 2017, the contractual fee waiver limited total annual Fund operating expenses (excluding acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) to 2.24% of the Fund’s average daily net assets attributable to Class A Shares.

(4)	Portfolio turnover rate is calculated for the Fund, as a whole, for the entire period.

The accompanying notes are an integral part of the consolidated financial statements.

34

Abbey Capital Futures Strategy Fund

Consolidated Financial Highlights (Continued)

Contained below is per share operating performance data for Class I Shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the consolidated financial statements.

	Class I Shares
	For the Year Ended August 31, 2021	For the Year Ended August 31, 2020	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017
Per Share Operating Performance
Net asset value, beginning of period	$11.38	$12.55	$11.36	$11.20	$11.80
Net investment income/(loss)(1)	(0.21)	(0.09)	0.02	(0.05)	(0.15)
Net realized and unrealized gain/(loss) from investments	1.08	(0.14)	1.19	0.21	(0.45)
Net increase/(decrease) in net assets resulting from operations	0.87	(0.23)	1.21	0.16	(0.60)
Dividends and distributions to shareholders from:
Net investment income	(0.18)	(0.66)	(0.02)	—	—
Net realized capital gains	—	(0.28)	—	—	—
Total dividends and distributions to shareholders	(0.18)	(0.94)	(0.02)	—	—
Net asset value, end of period	$12.07	$11.38	$12.55	$11.36	$11.20
Total investment return/(loss)(2)	7.74%	(1.39)%	10.63%	1.34%	(5.00)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,132,714	$883,997	$707,564	$913,437	$772,413
Ratio of expenses to average net assets with waivers and/or reimbursements (including interest expense)(3)	1.79%	1.79%	1.79%	1.79%	1.89%
Ratio of expenses to average net assets with waivers and/or reimbursements (excluding interest expense)(3)	1.79%	1.79%	1.79%	1.79%	1.89%
Ratio of expenses to average net assets without waivers and/or reimbursements (including interest expense)(3)	1.89%	1.90%	1.89%	1.88%	2.03%
Ratio of net investment income/(loss) to average net assets	(1.78)%	(0.73)%	0.20%	(0.40)%	(1.35)%
Portfolio turnover rate(4)	0%	0%	0%	0%	0%

(1)	Calculated based on average shares outstanding for the period.
(2)

Total investment return/(loss) is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(3)

Effective February 28, 2017, the Adviser has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit total annual Fund operating expenses (excluding acquired Fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) to 1.79% of the Fund’s average daily net assets attributable to Class I Shares. Prior to February 28, 2017, the contractual fee waiver limited total annual Fund operating expenses (excluding acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) to 1.99% of the Fund’s average daily net assets attributable to Class I Shares.

(4)	Portfolio turnover rate is calculated for the Fund, as a whole, for the entire period.

The accompanying notes are an integral part of the consolidated financial statements.

35

Abbey Capital Futures Strategy Fund

Consolidated Financial Highlights (Concluded)

Contained below is per share operating performance data for Class C Shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the consolidated financial statements.

	Class C Shares
	For the Year Ended August 31, 2021	For the Year Ended August 31, 2020	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017
Per Share Operating Performance
Net asset value, beginning of period	$10.98	$12.11	$11.06	$11.01	$11.71
Net investment income/(loss)(1)	(0.32)	(0.19)	(0.08)	(0.16)	(0.26)
Net realized and unrealized gain/(loss) from investments	1.05	(0.14)	1.13	0.21	(0.44)
Net increase/(decrease) in net assets resulting from operations	0.73	(0.33)	1.05	0.05	(0.70)
Dividends and distributions to shareholders from:
Net investment income	(0.11)	(0.52)	—	—	—
Net realized capital gains	—	(0.28)	—	—	—
Total dividends and distributions to shareholders	(0.11)	(0.80)	—	—	—
Net asset value, end of period	$11.60	$10.98	$12.11	$11.06	$11.01
Total investment return/(loss)(2)	6.72%	(2.40)%	9.49%	0.36%	(5.89)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,524	$5,151	$4,487	$8,481	$9,462
Ratio of expenses to average net assets with waivers and/or reimbursements (including interest expense)(3)	2.79%	2.79%	2.79%	2.79%	2.89%
Ratio of expenses to average net assets with waivers and/or reimbursements (excluding interest expense)(3)	2.79%	2.79%	2.79%	2.79%	2.89%
Ratio of expenses to average net assets without waivers and/or reimbursements (including interest expense)(3)	2.89%	2.90%	2.89%	2.88%	3.03%
Ratio of net investment income/(loss) to average net assets	(2.78)%	(1.73)%	(0.80)%	(1.40)%	(2.35)%
Portfolio turnover rate(4)	0%	0%	0%	0%	0%

(1)	Calculated based on average shares outstanding for the period.
(2)

Total investment return/(loss) is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(3)

Effective February 28, 2017, the Adviser has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit total annual Fund operating expenses (excluding acquired Fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) to 2.79% of the Fund’s average daily net assets attributable to Class C Shares. Prior to February 28, 2017, the contractual fee waiver limited total annual Fund operating expenses (excluding acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) to 2.99% of the Fund’s average daily net assets attributable to Class C Shares.

(4)	Portfolio turnover rate is calculated for the Fund, as a whole, for the entire period.

The accompanying notes are an integral part of the consolidated financial statements.

36

Abbey Capital Futures Strategy Fund

Notes To Consolidated Financial Statements

August 31, 2021

1. Organization and Significant Accounting Policies

The RBB Fund, Inc. (“RBB” or the “Company”) was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. RBB is a “series fund,” which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has thirty-nine separate investment portfolios, including the Abbey Capital Futures Strategy Fund (the “Fund”), which commenced investment operations on July 1, 2014. The Fund is authorized to offer four classes of shares, Class A Shares, Class I Shares, Class C Shares and Class T Shares. Class A Shares are sold subject to a front-end maximum sales charge of 5.75%. Front-end sales charges may be reduced or waived under certain circumstances. Class T Shares are not currently available for sale.

RBB has authorized capital of one hundred billion shares of common stock of which 88.223 billion shares are currently classified into one hundred and ninety-three classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio.

The Fund seeks to achieve its investment objective by allocating its assets between a “Managed Futures” strategy and a “Fixed Income” strategy.

The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies.”

The end of the reporting period for the Fund is August 31, 2021, and the period covered by these Notes to Consolidated Financial Statements is the fiscal period ended August 31, 2021 (the “current fiscal period”).

CONSOLIDATION OF SUBSIDIARIES – The Managed Futures strategy is achieved by the Fund investing up to 25% of its total assets in Abbey Capital Master Offshore Fund Limited (the “Cayman Subsidiary”), a wholly-owned and controlled subsidiary of the Fund organized under the acts of the Cayman Islands. The Cayman Subsidiary invests all or substantially all of its assets in segregated portfolios of the Abbey Capital Offshore Fund SPC (the “SPC”), a wholly-owned subsidiary of the Cayman Subsidiary organized under the acts of the Cayman Islands. The Cayman Subsidiary serves solely as an intermediate entity through which the Fund invests in the SPC and makes no independent investment decisions and has no investment or other discretion over the Fund’s investable assets.

The Fund may also invest a portion of its assets in segregated series of another wholly-owned subsidiary of the Fund, the Abbey Capital Onshore Series LLC (the “Onshore Subsidiary”), a Delaware series limited liability company.

The consolidated financial statements of the Fund include the financial statements of the Cayman Subsidiary, the Onshore Subsidiary and SPC. The Fund consolidates the results of subsidiaries in which the Fund holds a controlling financial interest. All inter-company accounts and transactions have been eliminated. As of the end of the reporting period, the net assets of the Cayman Subsidiary and SPC were $242,663,652, which represented 20.93% of the Fund’s net assets. As of the end of the reporting period, the net assets of the Onshore Subsidiary were $260,833,725, which represented 22.49% of the Fund’s net assets.

Portfolio Valuation — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Fixed income securities are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings, and are deemed representative of market values at the close of the market. Forward exchange contracts are valued by interpolating between spot and forward currency rates as quoted by an independent pricing service. Futures contracts are generally valued using the settlement price determined by the relevant exchange. Options for which the primary market is a national securities exchange are valued at the last sale price on the exchange on which they are traded, or, in the absence of any sale, will be valued at the mean of the last bid and ask prices

37

Abbey Capital Futures Strategy Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2021

prior to the market close. Options not traded on a national securities exchange are valued at the last quoted bid price for long option positions and the closing ask price for short option positions. If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Company’s Board of Directors (the “Board”). Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

Fair Value Measurements — The inputs and valuation techniques used to measure the fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

● Level 1 –	Prices are determined using quoted prices in active markets for identical securities.

● Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

● Level 3 –	Prices are determined using significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of the end of the reporting period, in valuing the Fund’s investments carried at fair value:

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Short-Term Investments	$972,255,733	$972,255,733	$—	$—
Commodity Contracts
Futures Contracts	24,683,651	24,683,651	—	—
Equity Contracts
Futures Contracts	8,529,907	8,529,907	—	—
Foreign Currency Contracts
Forward Foreign Currency Contracts	5,224,016	—	5,224,016	—
Futures Contracts	4,817,635	4,817,635	—	—
Purchased Options	950	950	—	—
Interest Rate Contracts
Futures Contracts	3,962,265	3,962,265	—	—
Purchased Options	112,788	112,788	—	—
Total Assets	$1,019,586,945	$1,014,362,929	$5,224,016	$—

38

Abbey Capital Futures Strategy Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2021

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Commodity Contracts
Futures Contracts	$(18,171,685)	$(18,171,685)	$—	$—
Equity Contracts
Futures Contracts	(1,738,723)	(1,738,723)	—	—
Foreign Currency Contracts
Forward Foreign Currency Contracts	(9,479,329)	—	(9,479,329)	—
Futures Contracts	(691,747)	(691,747)	—	—
Interest Rate Contracts
Futures Contracts	(5,062,963)	(5,062,963)	—	—
Written Options	(21,888)	(21,888)	—	—
Total Liabilities	$(35,166,335)	$(25,687,006)	$(9,479,329)	$—

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) requires the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all Level 3 transfers are disclosed if the Fund had an amount of total Level 3 transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

During the current fiscal period, the Fund had no Level 3 transfers.

Disclosures about Derivative instruments and Hedging Activities — Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivative instruments that the Fund used during the period include options, forward foreign currency contracts and futures contracts.

During the current fiscal period, the Fund used long and short contracts on U.S. and foreign equity market indices, U.S. and foreign government bonds, foreign currencies, interest rates and commodities (through investment in the Abbey Capital Master Offshore Fund Limited and the SPC), to gain investment exposure in accordance with its investment objective.

The following tables provide quantitative disclosures about fair value amounts of, and gains and losses on, the Fund’s derivative instruments as of and for the current fiscal period.

39

Abbey Capital Futures Strategy Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2021

The following tables list the fair values and location on the Consolidated Statement of Assets and Liabilities of the Fund’s derivative holdings as of the end of the reporting period, grouped by derivative type and primary risk exposure category by contract type.

Derivative Type	Consolidated Statement of Assets and Liabilities Location	Equity Contracts	Interest Rate Contracts	Foreign Currency Contracts	Commodity Contracts	Total
Asset Derivatives
Purchased Options	Investments, at value	$—	$112,788	$950	$—	$113,738
Forward Contracts (a)	Unrealized appreciation on forward foreign currency contracts	—	—	5,224,016	—	5,224,016
Futures Contracts (a)	Unrealized appreciation on futures contracts	8,529,907	3,962,265	4,817,635	24,683,651	41,993,458
Total Value- Assets		$8,529,907	$4,075,053	$10,042,601	$24,683,651	$47,331,212

Liability Derivatives
Written Options	Options written, at value	$—	$(21,888)	$—	$—	$(21,888)
Forward Contracts (a)	Unrealized depreciation on forward foreign currency contracts	—	—	(9,479,329)	—	(9,479,329)
Futures Contracts (a)	Unrealized depreciation on futures contracts	(1,738,723)	(5,062,963)	(691,747)	(18,171,685)	(25,665,118)
Total Value- Liabilities		$(1,738,723)	$(5,084,851)	$(10,171,076)	$(18,171,685)	$(35,166,335)

(a)	This amount represents the cumulative appreciation/(depreciation) of forwards and futures contracts as reported on the Consolidated Portfolio of Investments.

The following table lists the amounts of realized gains/(losses) included in net increase/(decrease) in net assets resulting from operations during the current fiscal period, grouped by derivative type and primary risk exposure category by contract type.

Derivative Type	Consolidated Statement of Operations Location	Equity Contracts	Interest Rate Contracts	Foreign Currency Contracts	Commodity Contracts	Total
Realized Gain/(Loss)
Purchased Options	Net realized gain/(loss) from investments	$—	$—	$(303,188)	$(469,916)	$(773,104)
Futures Contracts	Net realized gain/(loss) from futures contracts	41,130,309	(14,471,749)	(11,360,857)	74,508,265	89,805,968
Forward Contracts	Net realized gain/(loss) from forward foreign currency contracts	—	—	(2,993,782)	—	(2,993,782)
Written Options	Net realized gain/(loss) from written options	—	—	203,024	55,526	258,550
Total Realized Gain/(Loss)		$41,130,309	$(14,471,749)	$(14,454,803)	$74,093,875	$86,297,632

40

Abbey Capital Futures Strategy Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2021

The following table lists the amounts of change in unrealized appreciation/(depreciation) included in net increase/(decrease) in net assets resulting from operations during the current fiscal period, grouped by derivative type and primary risk exposure category by contract type.

Derivative Type	Consolidated Statement of Operations Location	Equity Contracts	Interest Rate Contracts	Foreign Currency Contracts	Commodity Contracts	Total
Change in Unrealized Appreciation/(Depreciation)
Purchased Options	Net change in unrealized appreciation/(depreciation) on investments	$—	$(267,262)	$(67,450)	$—	$(334,712)
Futures Contracts	Net change in unrealized appreciation/(depreciation) on futures contracts	977,125	(1,225,118)	3,234,413	5,420,762	8,407,182
Forward Contracts	Net change in unrealized appreciation/(depreciation) on forward foreign currency contracts	—	—	(7,627,350)	—	(7,627,350)
Written Options	Net change in unrealized appreciation/(depreciation) on written options	—	118,969	—	—	118,969
Total Change in Unrealized Appreciation/(Depreciation)		$977,125	$(1,373,411)	$(4,460,387)	$5,420,762	$564,089

During the current fiscal period, the Fund’s quarterly average volume of derivatives was as follows:

Purchased Options (Cost)	Written Options (Proceeds)	Long Futures Notional Amount	Short Futures Notional Amount	Forward Foreign Currency Contracts — Payable (Value at Trade Date)	Forward Foreign Currency Contracts — Receivable (Value at Trade Date)
$749,613	$(343,803)	$4,679,396,901	$(2,005,058,535)	$(2,107,399,957)	$2,107,866,557

For financial reporting purposes, the Fund does not offset fair value amounts recognized for derivative instruments and fair value amounts recognized for the right to reclaim cash collateral (receivables) or the obligation to return cash collateral (payables) arising from derivative instruments recognized at fair value executed with the same counterparty under a master netting arrangement.

41

Abbey Capital Futures Strategy Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2021

The following is a summary of financial and derivative instruments that are subject to enforceable master netting agreements (or similar arrangements) and collateral received and pledged in connection with the master netting agreements (or similar arrangements).

		Gross Amount Not Offset in Consolidated Statement of Assets and Liabilities				Gross Amount Not Offset in Consolidated Statement of Assets and Liabilities
Description	Gross Amount Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amount(1)	Gross Amount Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged(2)	Net Amount(3)
	Assets				Liabilities
Forward Foreign Currency Contracts	$5,224,016	$(5,224,016)	$—	$—	$9,479,329	$(5,224,016)	$(4,255,313)	$—

(1)	Net amount represents the net amount receivable from the counterparty in the event of default.

(2)	Actual collateral pledged may be more than the amount shown.

(3)	Net amount represents the net amount payable to the counterparty in the event of default.

Use of Estimates — The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and those differences could be significant.

Investment Transactions, Investment Income and Expenses — The Fund records security transactions based on trade date for financial reporting purposes. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income (including amortization of premiums and accretion of discounts) is accrued when earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund’s investment income, expenses (other than class specific expenses) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Certain expenses are shared with PENN Capital Funds Trust (the “Trust”), a series trust of affiliated funds. Expenses incurred on behalf of a specific class, fund or fund family of the Company or Trust are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all funds (such as director or professional fees) are charged to all funds in proportion to their average net assets of RBB and the Trust, or in such other manner as the Board deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are accrued daily and taken into account for the purpose of determining the NAV of the Fund.

Dividends and Distributions to Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid at least annually to shareholders and recorded on the ex-dividend date. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

U.S. Tax Status — No provision is made for U.S. income taxes as it is the Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

42

Abbey Capital Futures Strategy Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2021

The Cayman Subsidiary is registered as an “exempted company” and the SPC as an “exempted segregated portfolio company” pursuant to the Companies Act (Revised) of the Cayman Islands (as amended). Each of the Cayman Subsidiary and the SPC has received an undertaking from the Governor in Cabinet of the Cayman Islands to the effect that, for a period of twenty years from the date of the undertaking, no act that thereafter is enacted in the Cayman Islands imposing any tax or duty to be levied on profits, income or on gains or appreciation, or any tax in the nature of estate duty or inheritance tax, will apply to any property comprised in or any income arising under the Cayman Subsidiary or the SPC, or to the shareholders thereof, in respect of any such property or income. For U.S. federal income tax purposes, the Cayman Subsidiary is treated as a “controlled foreign corporation.” The SPC is treated as an entity disregarded from its owner, the Cayman Subsidiary, for U.S. income tax purposes. The Onshore Subsidiary is treated as an entity disregarded from its owner, the Fund, for U.S. income tax purposes.

Foreign Currency Translation — Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars based on the applicable exchange rates at the date of the last business day of the financial statement period. Purchases and sales of securities, interest income, dividends, variation margin received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rates in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices of securities held. Such changes are included with the net realized gain or loss and change in unrealized appreciation or depreciation on investments in the Consolidated Statement of Operations. Other foreign currency transactions resulting in realized and unrealized gain or loss are reported separately as net realized gain or loss and change in unrealized appreciation or depreciation on foreign currencies in the Consolidated Statement of Operations.

Currency Risk —Investment in foreign securities involves currency risk associated with securities that trade or are denominated in currencies other than the U.S. dollar and which may be affected by fluctuations in currency exchange rates. An increase in the strength of the U.S. dollar relative to a foreign currency may cause the U.S. dollar value of an investment in that country to decline. Foreign currencies also are subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government controls. Forward foreign currency exchange contracts may limit potential gains from a favorable change in value between the U.S. dollar and foreign currencies. Unanticipated changes in currency pricing may result in poorer overall performance for the Fund than if it had not engaged in these contracts.

Commodity Sector Risk — Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The prices of energy, industrial metals, precious metals, agriculture and livestock sector commodities may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies. The commodity-linked securities in which the Fund invests may be issued by companies in the financial services sector, and events affecting the financial services sector may cause the Fund’s share value to fluctuate.

Foreign Securities Market Risk — A substantial portion of the trades of the Fund are expected to take place on markets or exchanges outside the United States. There is no limit to the amount of assets of the Fund that may be committed to trading on foreign markets. The risk of loss in trading foreign futures and options on futures contracts can be substantial. Participation in foreign futures and options on futures contracts involves the execution and clearing of trades on, or subject to the rules of, a foreign board of trade or exchange. Some of these foreign markets, in contrast to U.S. exchanges, are so-called principals’ markets in which performance is the responsibility only of the individual counterparty with whom the trader has entered into a commodity interest transaction and not of the exchange or clearing corporation. In these kinds of markets, there is risk of bankruptcy or other failure or refusal to perform by the counterparty.

43

Abbey Capital Futures Strategy Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2021

Counterparty Risk — The derivative contracts entered into by the Fund, the SPC or Onshore Subsidiary may be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. Relying on a counterparty exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. If a counterparty defaults on its payment obligations to the Fund, this default will cause the value of an investment in the Fund to decrease.

Credit Risk — Credit risk refers to the possibility that the issuer of the security or a counterparty in respect of a derivative instrument will not be able to satisfy its payment obligations to the Fund when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. Securities rated in the four highest categories by the rating agencies are considered investment grade, but they may also have some speculative characteristics. Investment grade ratings do not guarantee that bonds will not lose value or default. In addition, the credit quality of securities may be lowered if an issuer’s financial condition changes.

Coronavirus (Covid-19) Pandemic — The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. Although vaccines for COVID-19 are becoming more widely available, the ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual companies are not known. The operational and financial performance of individual companies and the market in general depends on future developments, including the duration and spread of the outbreak and the pace of recovery which may vary from market to market, and such uncertainty may in turn adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

Options — An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The Fund may use futures contracts and related options for: bona fide hedging; attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options are accounted for in the same manner as other securities owned. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

Options Written — The Fund may enter into options written for: bona fide hedging; attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes. Such options may relate to particular securities or domestic stock indices, and may or may not be listed on exchanges regulated by the Commodity Futures Trading Commission or on other non-U.S. exchanges. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume a short futures position (if the option is a call) or a long futures position (if the option is a put). Upon exercise of the option, the accumulated cash balance in the writer’s futures margin account is delivered to the holder of the option. That balance represents the amount by which the market price of the futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. The maximum risk of loss associated with writing put options is limited to the exercised fair value of the option contract. The maximum risk of loss associated with writing call options is potentially unlimited. The Fund also has the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. The Fund also may write over-the-counter options where completing the obligation depends upon the credit standing of the other party. Option contracts also involve the risk that they may result in loss due to unanticipated developments in market conditions or other causes. Written options are initially recorded as liabilities to the extent of premiums received and subsequently marked to market

44

Abbey Capital Futures Strategy Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2021

to reflect the current value of the option written. Gains or losses are realized when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option or the purchase cost for a written put option is adjusted by the amount of the premium received. Listed option contracts present minimal counterparty credit risk since they are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange-traded options, guarantees the options against default. As of the end of the reporting period, all of the Fund’s written options are exchange-traded options.

Futures Contracts — The Fund uses futures contracts in the normal course of pursuing its investment objective. Upon entering into a futures contract, the Fund must deposit initial margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets. Pursuant to the futures contract, the Fund agrees to receive from, or pay to the broker, an amount of cash equal to the daily fluctuation in value of the contract. Such a receipt of payment is known as “variation margin” and is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contract. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities. Use of long futures contracts subjects the Fund to risk of loss in excess of the amount shown on the Consolidated Statement of Assets and Liabilities, up to the notional value of the futures contract. Use of short futures contracts subjects the Fund to unlimited risk of loss.

Forward Foreign Currency Contracts — In the normal course of pursuing its investment objectives, the Fund is subject to foreign investment and currency risk. The Fund uses forward foreign currency contracts (“forward contracts”) for purposes of hedging, duration management, as a substitute for securities, to increase returns, for currency hedging or risk management, or to otherwise help achieve the Fund’s investment objective. These contracts are marked-to-market daily at the applicable translation rates. The Fund records realized gains or losses at the time the forward contract is closed. A forward contract is extinguished through a closing transaction or upon delivery of the currency or entering an offsetting contract. Risks may arise upon entering these contracts from the potential inability of a counterparty to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar or other currencies. The Fund’s maximum risk of loss from counterparty credit risk related to forward foreign currency contracts is the fair value of the contract. The risk may be mitigated to some extent if a master netting arrangement between the Fund and the counterparty is in place and to the extent the Fund obtains collateral to cover the Fund’s exposure to the counterparty.

Cash and Cash Equivalents — Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, the Fund expects the risk of material loss from such claims to be remote.

2. Investment Adviser and Other Services

Abbey Capital Limited (“Abbey Capital” or the “Adviser”) serves as the investment adviser to the Fund and the Cayman Subsidiary, Onshore Subsidiary and SPC. The Adviser allocates the assets of the Onshore Subsidiary and SPC (via the Cayman Subsidiary) to one or more Trading Advisers unaffiliated with the Adviser to manage. The Adviser also has the ultimate responsibility to oversee the Trading Advisers, and to recommend their hiring, termination and replacement, subject to approval by the Board. The Fund compensates the Adviser for its services at an annual rate based on the Fund’s average daily net assets (the “Advisory Fee”), payable on a monthly basis in arrears, as shown in the following table. The Adviser compensates the Trading Advisers out of the Advisory Fee.

45

Abbey Capital Futures Strategy Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2021

The Adviser has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit total annual Fund operating expenses (excluding certain items discussed below) to the rates (“Expense Caps”) shown in the following table of the Fund’s average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net total annual Fund operating expenses to exceed the Expense Caps as applicable: acquired fund fees and expenses, brokerage commissions, extraordinary expenses, interest and taxes. This contractual limitation is in effect until December 31, 2021 and may not be terminated without the approval of the Board. The Adviser may discontinue these arrangements at any time after December 31, 2021.

Advisory Fee	Expense Caps
	Class A	Class I	Class C	Class T
1.77%	2.04%	1.79%	2.79%	2.04%

During the current fiscal period, investment advisory fees accrued, waived and/or reimbursed were as follows:

Gross Advisory Fees	Waivers and/or Reimbursements	Net Advisory Fees
$17,928,589	$(1,020,929)	$16,907,660

If at any time the Fund’s total annual fund operating expenses (not including acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) for a year are less than the relevant share class’s Expense Cap, the Adviser may recoup any waived or reimbursed amounts from the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement.

As of the end of the reporting period, the Fund had amounts available for recoupment as follows:

Expiration
August 31, 2022	August 31, 2023	August 31, 2024	Total
$770,182	$843,630	$1,020,929	$2,634,741

Aspect Capital Limited, Crabel Capital Management, LLC, Eclipse Capital Management, Inc., Episteme Capital Partners LLP, GAM Systematic LLP, Graham Capital Management, LP, P/E Global, LLC, Revolution Capital Management, LLC, Trigon Investment Advisors, LLC, Tudor Investment Corporation, Welton Investment Partners, LLC and Winton Capital Management Limited each served as a Trading Adviser to the Fund during the current fiscal period.

Effective May 13, 2021 GAM Systematic LLP no longer serves as a Trading Adviser to the Fund.

U.S. Bancorp Fund Services, LLC (“Fund Services”), doing business as U.S. Bank Global Fund Services, serves as administrator for the Fund. For providing administrative and accounting services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Fund Services serves as the Fund’s transfer and dividend disbursing agent. For providing transfer agent services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

U.S. Bank, N.A. (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

46

Abbey Capital Futures Strategy Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2021

Quasar Distributors, LLC (the “Distributor”), a wholly-owned broker-dealer subsidiary of Foreside Financial Group, LLC, serves as the principal underwriter and distributor of the Fund’s shares pursuant to a Distribution Agreement with RBB.

The Board has adopted a Plan of Distribution for the Class A Shares, Class C Shares and Class T Shares (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund’s distributor is entitled to receive from the Fund a distribution fee with respect to the Shares, which is accrued daily and paid monthly, of up to 0.25% on an annualized basis of the average daily net assets of the Class A Shares and Class T Shares and up to 1.00% of the Class C Shares. The actual amount of such compensation under the Plan is agreed upon by the Board and by the Distributor. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Amounts paid to the Distributor under the Plan may be used by the Distributor to cover expenses that are related to (i) the sale of the Shares, (ii) ongoing servicing and/or maintenance of the accounts of shareholders, and (iii) sub-transfer agency services, subaccounting services or administrative services related to the sale of the Shares, all as set forth in the Fund’s 12b-1 Plan.

For compensation amounts paid to Fund Services and the Custodian, please refer to the Consolidated Statement of Operations.

3. Director And Officer Compensation

The Directors of the Company receive an annual retainer and meeting fees for meetings attended. An employee of Vigilant Compliance, LLC serves as President and Chief Compliance Officer of the Company. Vigilant Compliance, LLC is compensated for the services provided to the Company. Employees of RBB serve as Treasurer, Secretary and Director of Marketing & Business Development of the Company. They are compensated for services provided. Certain employees of Fund Services serve as officers of the Company. They are not compensated by the Fund or the Company. For Director and Officer compensation amounts, please refer to the Consolidated Statement of Operations.

4. Purchases and Sales of Investment Securities

During the current fiscal period, there were no purchases or sales of investment securities or long-term U.S. Government securities (excluding short-term investments and derivative transactions) by the Fund.

5. Federal Income Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the consolidated financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

As of August 31, 2021, the federal tax cost and aggregate gross unrealized appreciation and depreciation of investments held by the Fund were as follows(a):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$1,178,072,882	$40,304,848	$(136,408,479)	$(96,103,631)

(a)

The difference between the book basis and tax basis cost and aggregate gross unrealized appreciation and depreciation of investments is attributable primarily to timing differences related to taxable income from a wholly-owned controlled foreign corporation.

47

Abbey Capital Futures Strategy Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2021

Distributions to shareholders, if any, from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying consolidated financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

Permanent differences as of August 31, 2021, primarily attributable to disallowed book income from the Cayman Subsidiary, were reclassified to the following accounts:

Distributable Earnings/(Loss)	Paid-In Capital
$(58,090,949)	$58,090,949

As of August 31, 2021, the components of distributable earnings/(deficits) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards	Qualified Late-Year Losses	Other Temporary Differences
$44,586,094	$3,238,571	$(133,028,942)	$—	$—	$—

The differences between the book and tax basis components of distributable earnings/(deficits) relate principally to the timing of recognition of income and gains of the Cayman Subsidiary for federal income tax purposes.

The tax character of dividends and distributions paid during the fiscal years ended August 31, 2021 and August 31, 2020 were as follows:

	Ordinary Income	Long-Term Gains	Total
2021	$13,983,998	$—	$13,983,998
2020	$46,899,626	$8,709,556	$55,609,182

The Fund is permitted to carry forward capital losses for an unlimited period. Capital losses that are carried forward will retain their character as either short-term or long-term capital losses. The Fund had utilized $20,654,825. As of August 31, 2021, the Fund had no unexpiring short-term or long-term capital loss carryovers to offset future capital gains.

6. New Accounting Pronouncements and Regulatory Updates

In October 2020, the Securities and Exchange Commission (“SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and require funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. Funds will be required to comply with Rule 18f-4 by August 19, 2022. It is not currently clear what impact, if any, Rule 18f-4 will have on the availability, liquidity or performance of derivatives. Management is currently evaluating the potential impact of Rule 18f-4 on the Fund. When fully implemented, Rule 18f-4 may require changes in how the Fund uses derivatives, adversely affect the Fund’s performance and increase costs related to the Fund’s use of derivatives.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and

48

Abbey Capital Futures Strategy Fund

Notes To Consolidated Financial Statements (Concluded)

August 31, 2021

certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Fund will be required to comply with the rules by September 8, 2022. Management is currently assessing the potential impact of the new rules on the Fund’s financial statements.

7. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there was the following subsequent event:

Effective as of the close of business on September 17, 2021 (subsequent to the end of the current reporting period), Trigon Investment Advisors LLC no longer serves as a trading adviser to the Fund.

49

Abbey Capital Futures Strategy Fund

Report of Independent Registered Public Accounting Firm

To the Board of Directors of The RBB Fund, Inc. and
Shareholders of Abbey Capital Futures Strategy Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Abbey Capital Futures Strategy Fund (the “Fund”) (one of the portfolios constituting The RBB Fund, Inc. (the “Company”)), including the consolidated portfolio of investments, as of August 31, 2021, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund (one of the portfolios constituting The RBB Fund, Inc.) at August 31, 2021, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and its consolidated financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Abbey Capital investment companies since 2014.

Philadelphia, Pennsylvania
October 29, 2021

50

Abbey Capital Futures Strategy Fund

Shareholder Tax Information

(Unaudited)

Certain tax information regarding the Fund is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended August 31, 2021. The information and distribution reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2021. During the fiscal year ended August 31, 2021, the Fund paid no ordinary income dividends to its shareholders. Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) for the Fund is 0.00%.

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2021. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2022.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

51

Abbey Capital Futures Strategy Fund

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve-month period ended June 30 are available without charge, upon request, by calling (844) 261-6484 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Company files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) as an exhibit to its report on Form N-PORT. The Company’s Form N-PORT is available on the SEC’s website at http://www.sec.gov.

Approval of Investment Advisory Agreements and Trading Advisory Agreements

As required by the 1940 Act, the Board, including all of the Directors who are not “interested persons” of the Company, as that term is defined in the 1940 Act (the “Independent Directors”), considered the renewal of (1) the investment advisory agreement between Abbey Capital and the Company on behalf of the Fund (the “Investment Advisory Agreement”), (2) each of the separate advisory agreements between the Cayman Subsidiary, the Onshore Subsidiary and SPC (the “Subsidiaries”) and Abbey Capital (collectively, the “Subsidiary Investment Advisory Agreements”), and (3) the trading advisory agreements among Abbey Capital and Aspect Capital Limited, Crabel Capital Management, LLP, Eclipse Capital Management, Inc., Episteme Capital Partners (UK), LLP, Graham Capital Management, LP, P/E Global, LLC, Revolution Capital Management, LLC, Trigon Investment Advisors LLC, Tudor Investment Corporation, Welton Investment Partners LLC, and Winton Capital Management Limited (each, a “Trading Adviser”) (the “Trading Advisory Agreements”), at a meeting of the Board held on May 12-13, 2021 (the “Meeting”). At the Meeting, the Board, including all of the Independent Directors, approved the Advisory Agreement, the Subsidiary Investment Advisory Agreements, and the Trading Advisory Agreements for an additional one-year term ending August 16, 2022. The Board’s decision to approve the Advisory Agreement, the Subsidiary Investment Advisory Agreements, and the Trading Advisory Agreements reflects the exercise of its business judgment to continue the existing arrangement. In approving the Advisory Agreement, Subsidiary Investment Advisory Agreements, and the Trading Advisory Agreements, the Board considered information provided by Abbey Capital and each of the Trading Advisers with the assistance and advice of counsel to the Independent Directors and the Company.

In considering the renewal and approval of the Investment Advisory Agreement between the Company and Abbey Capital with respect to the Fund, the Subsidiary Investment Advisory Agreements, and the Trading Advisory Agreements between Abbey Capital and each Trading Adviser with respect to the Fund, the Directors took into account all materials provided prior to and during the Meeting and at other meetings throughout the past year, the presentations made during the Meeting, and the discussions held during the Meeting. Among other things, the Directors considered (i) the nature, extent, and quality of services provided to the Fund by Abbey Capital and each Trading Adviser; (ii) descriptions of the experience and qualifications of the personnel providing those services; (iii) Abbey Capital’s and the Trading Advisers’ investment philosophies and processes; (iv) Abbey Capital’s and the Trading Advisers’ assets under management and client descriptions; (v) Abbey Capital’s and the Trading Advisers’ soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vi) Abbey Capital’s and the Trading Advisers’ advisory fee arrangements with the Company and other similarly managed clients, as applicable; (vii) Abbey Capital’s and the Trading Advisers’ compliance procedures; (viii) Abbey Capital’s and the Trading Advisers’ financial information and insurance coverage, as applicable, and Abbey Capital’s profitability analysis; (ix) the extent to which economies of scale are relevant to the Fund; (x) a report prepared by Broadridge/Lipper comparing the Fund’s management fees and total expense ratio to those of its Lipper Group and comparing the performance of the Fund to the performance of its Lipper Group; and (xi) a report comparing the performance of the Fund to the performance of its benchmark.

52

Abbey Capital Futures Strategy Fund

Other Information (Concluded)

(Unaudited)

As part of their review, the Directors considered the nature, extent and quality of the services provided by Abbey Capital and each Trading Adviser. The Directors concluded that Abbey Capital and each Trading Adviser had substantial resources to provide services to the Fund and the Subsidiaries, as applicable.

The Directors also considered the investment performance of the Fund, noting that the Fund had underperformed its benchmark, the S&P 500 Total Return Index, for the year-to-date, one-year, five-year, and since-inception periods ended March 31, 2021. The Directors considered the Fund’s investment performance in light of its investment objective and investment strategies. The Directors noted that the Fund ranked in the 2nd quintile within its Lipper Performance Group for the one-year, two-year, and three-year periods ended December 31, 2020.

The Board also considered the advisory fee rate payable by the Fund under the Investment Advisory Agreement. In this regard, information on the fees paid by the Fund and the Fund’s total operating expense ratio (before and after fee waivers and expense reimbursements) were compared to similar information for mutual funds advised by other, unaffiliated investment advisory firms. The Directors noted that the Fund’s actual advisor fees ranked in the 5th quintile of its Lipper Expense Group, and that the total expenses of the Fund ranked in the 5th quintile of its Lipper Expense Group. The Directors also considered the fees payable to each Trading Adviser under the Trading Advisory Agreements and the information provided by Abbey Capital on the services provided by the different Trading Advisers. In this regard, the Directors noted that the fees for each Trading Adviser were paid directly by Abbey Capital and not by the Fund. The Directors noted that Abbey Capital had contractually agreed to waive management fees and reimburse expenses through at least December 31, 2021 to limit total annual operating expenses to agreed upon levels for the Fund.

After reviewing the information regarding Abbey Capital’s and the Trading Advisers’ costs, profitability and economies of scale, and after considering the services to be provided by Abbey Capital and each Trading Adviser, the Directors concluded that the investment advisory fees to be paid by the Fund to Abbey Capital and the trading advisory fees to be paid by Abbey Capital to each Trading Adviser were fair and reasonable and that the Investment Advisory Agreement, Subsidiary Investment Advisory Agreements, and Trading Advisory Agreements should be approved and continued for additional one-year period ending August 16, 2022.

53

Abbey Capital Futures Strategy Fund

Company Management

(Unaudited)

Directors and Executive Officers

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their ages, business addresses and principal occupations during the past five years are set forth below. The statement of additional information (“SAI”) includes additional information about the Directors and is available without charge, upon request, by calling (844) 261-6484.

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
Independent Directors
Julian A. Brodsky 615 East Michigan Street Milwaukee, WI 53202 Age: 88	Director	1988 to present	From 1969 to 2011, Director and Vice Chairman, Comcast Corporation (cable television and communications).	46	AMDOCS Limited (service provider to telecommunications companies).
J. Richard Carnall 615 East Michigan Street Milwaukee, WI 53202 Age: 82	Director	2002 to present	Since 1984, Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.); since 2004, Director of Cornerstone Bank.	46	None.
Gregory P. Chandler 615 East Michigan Street Milwaukee, WI 53202 Age: 54	Director	2012 to present	Since 2020, Chief Financial Officer, Herspiegel Consulting LLC (life sciences consulting services); 2020, Chief Financial Officer, Avocado Systems Inc. (cyber security software provider); 2009-2020, Chief Financial Officer, Emtec, Inc. (information technology consulting/services).	46

Emtec, Inc. (until December 2019); FS Investment Corporation (business development company) (until December 2018); FS Energy and Power Fund (business development company); Wilmington Funds (12 portfolios) (registered investment company).

Nicholas A. Giordano 615 East Michigan Street Milwaukee, WI 53202 Age: 78	Director	2006 to present	Since 1997, Consultant, financial services organizations.	46

IntriCon Corporation (biomedical device manufacturer); Kalmar Pooled Investment Trust (registered investment company) (until September 2017); Wilmington Funds (12 portfolios) (registered investment company); Independence Blue Cross (healthcare insurance) (until 2021).

Arnold M. Reichman 615 East Michigan Street Milwaukee, WI 53202 Age: 73	Chairman Director	2005 to present 1991 to present	Retired.	46	EIP Investment Trust (registered investment company).

54

Abbey Capital Futures Strategy Fund

Company Management (Continued)

(Unaudited)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
Brian T. Shea 615 East Michigan Street Milwaukee, WI 53202 Age: 61	Director	2018 to present	From 2014-2017, Chief Executive Officer, BNY Mellon Investment Services (fund services, global custodian and securities clearing firm); from 1983-2014, Chief Executive Officer and various positions, Pershing LLC (broker dealer, clearing and custody firm).	46

WisdomTree Investments, Inc. (asset management company) (until March 2019); Fidelity National Information Services, Inc. (financial services technology company); Ameriprise Financial, Inc. (financial services company).

Robert A. Straniere 615 East Michigan Street Milwaukee, WI 53202 Age: 80	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; since 1980, Founding Partner, Straniere Law Group (law firm).	46	None.
Interested Director[2]
Robert Sablowsky 615 East Michigan Street Milwaukee, WI 53202 Age: 83	Vice Chairman Director	2016 to present 1991 to present	Since 2002, Senior Director – Investments and, prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	46	None.
Officers
Salvatore Faia, JD, CPA, CFE Vigilant Compliance, LLC Gateway Corporate Center, Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 58	President Chief Compliance Officer	2009 to present 2004 to present

Since 2004, President, Vigilant Compliance, LLC (investment management services company); since 2005, Independent Trustee of EIP Investment Trust (registered investment company); since 2021, President and Chief Compliance Officer of Penn Capital Funds Trust.

				N/A	N/A
James G. Shaw 615 East Michigan Street Milwaukee, WI 53202 Age: 60	Treasurer and Secretary	2016 to present

Treasurer and Secretary of The RBB Fund, Inc. (since 2016) and Penn Capital Funds Trust (since 2021); from 2005 to 2016, Assistant Treasurer of The RBB Fund, Inc.; from 1995 to 2016, Senior Director and Vice President of BNY Mellon Investment Servicing (US) Inc. (financial services company).

				N/A	N/A
Craig A. Urciuoli 615 East Michigan Street Milwaukee, WI 53202 Age: 46	Director of Marketing & Business Development	2019 to present

Director of Marketing & Business Development of The RBB Fund, Inc. (since 2019) and Penn Capital Funds Trust (since 2021); from 2000-2019, Managing Director, Third Avenue Management LLC. (investment advisory firm)

				N/A	N/A

55

Abbey Capital Futures Strategy Fund

Company Management (Continued)

(Unaudited)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
Jennifer Witt 615 East Michigan Street Milwaukee, WI 53202 Age: 38	Assistant Treasurer	2018 to present

Since 2020, Vice President, U.S. Bank Global Fund Services (fund administrative services firm); from 2016 to 2020, Assistant Vice President, U.S. Bank Global Fund Services; from 2007 to 2016, Supervisor, Nuveen Investments (registered investment company).

				N/A	N/A
Edward Paz 615 East Michigan Street Milwaukee, WI 53202 Age: 50	Assistant Secretary	2016 to present	Since 2007, Vice President and Counsel, U.S. Bancorp Fund Services, LLC (fund administrative services firm).	N/A	N/A
Michael P. Malloy One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 62	Assistant Secretary	1999 to present	Since 1993, Partner, Faegre Drinker Biddle & Reath LLP (law firm).	N/A	N/A
Jillian L. Bosmann One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 42	Assistant Secretary	2017 to present	Since 2017, Partner, Faegre Drinker Biddle & Reath LLP (law firm).	N/A	N/A

*	Each Director oversees 46 portfolios of the fund complex, consisting of the series in the Company and Penn Capital Funds Trust (7 portfolios).

1.

Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his or her successor is elected and qualified or his or her death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved waivers of the policy with respect to Messrs. Brodsky, Carnall, Giordano, Sablowsky and Straniere. Each officer holds office at the pleasure of the Board until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

2.

Mr. Sablowsky is considered an “interested person” of the Company as that term is defined in the 1940 Act and is referred to as an “Interested Director.” Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as an employee of Oppenheimer & Co., Inc., a registered broker-dealer.

56

Abbey Capital Futures Strategy Fund

Company Management (Concluded)

(Unaudited)

Director Experience, Qualifications, Attributes and/or Skills

The information above includes each Director’s principal occupations during the last five years. Each Director possesses extensive additional experience, skills and attributes relevant to his qualifications to serve as a Director. The cumulative background of each Director led to the conclusion that each Director should serve as a Director of the Company. Mr. Giordano has years of experience as a consultant to financial services organizations and also serves on the boards of other registered investment companies. Mr. Reichman brings decades of investment management experience to the Board, in addition to senior executive-level management experience. Mr. Straniere has been a practicing attorney for over 30 years and has served on the boards of an asset management company and another registered investment company. Mr. Brodsky has over 40 years of senior executive-level management experience in the cable television and communications industry. Mr. Sablowsky has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the financial services industry. Mr. Carnall has decades of senior executive-level management experience in the banking and financial services industry and also serves on the boards of various corporations and a bank. Mr. Chandler has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the investment technology consulting/services and investment banking/brokerage industries, and also serves on various boards. Mr. Shea has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the brokerage, clearing and investment services industry, including service on the boards of industry regulatory organizations and a university.

57

Abbey Capital Futures Strategy Fund

Privacy Notice

(Unaudited)

Abbey Capital Futures Strategy Fund

FACTS	WHAT DOES THE ABBEY CAPITAL FUTURES STRATEGY FUND DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number

● account balances

● account transactions

● transaction history

● wire transfer instructions

● checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Abbey Capital Futures Strategy Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your information	Does the Abbey Capital Futures Strategy Fund share?	Can you limit this sharing?
For our everyday business purpose — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share.
For affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-844-261-6484 or go to www.abbeycapital.com

58

Abbey Capital Futures Strategy Fund

Privacy Notice (Continued)

(Unaudited)

What we do
How does the Abbey Capital Futures Strategy Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does the Abbey Capital Futures Strategy Fund collect my personal information?

We collect your personal information, for example, when you

● open an account

● provide account information

● give us your contact information

● make a wire transfer

● tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes — information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

European Union’s General Data Protection Regulation

In addition to the above information, where applicable, you have the following rights under the European Union’s General Data Protection Regulation (“GDPR”) and U.S. Privacy Laws, as applicable and to the extent permitted by law, to

● Check whether we hold personal information about you and to access such data (in accordance with our policy)

● Request the correction of personal information about you that is inaccurate

● Have a copy of the personal information we hold about you provided to you or another “controller” where technically feasible

● Request the erasure of your personal information

● Request the restriction of processing concerning you

The legal grounds for processing of your personal information is for contractual necessity and compliance with law.

If you wish to exercise any of your rights above, please call: 1-844-261-6484. You are required to ensure the personal information we hold about you is up-to-date and accurate and you must notify us of any changes to the personal data you provided to us.

59

Abbey Capital Futures Strategy Fund

Privacy Notice (Concluded)

(Unaudited)

The Abbey Capital Futures Strategy Fund shall retain your personal data for as long as you are an investor in the Fund and thereafter as long as necessary to comply with applicable laws that require the Fund to retain your personal data, such as the Securities and Exchange Commission’s data retention rules. Your personal data will be transferred to the United States so that the Fund may provide the agreed upon services for you. No adequacy decision has been rendered by the European Commission as to the data protection of your personal data when transferring it to the United States. However, the Fund does take the security of your personal data seriously.

You also have the right to lodge a complaint with the appropriate regulatory authority with respect to issues you may have.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

● Our affiliates include Abbey Capital Futures Strategy Fund’s investment adviser, Abbey Capital Limited, and each sub-adviser.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

● The Abbey Capital Futures Strategy Fund doesn’t share with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● The Abbey Capital Futures Strategy Fund does not jointly market.
Controller

“Controller” means the natural or legal person, public authority, agency or other body which, alone or jointly with others, determines the purposes and means of the processing of personal data; where the purposes and means of such processing are determined by European Union or European Member State law, the controller or the specific criteria for its nomination may be provided for by European Union or European Member State law.

60

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Investment Adviser
Abbey Capital Limited
1-2 Cavendish Row
Dublin 1, Ireland

Administrator and Transfer Agent
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201

Principal Underwriter
Quasar Distributors, LLC
111 E Kilbourn Ave, Suite 2200
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm
Ernst & Young LLP
One Commerce Square
2005 Market Street, Suite 700
Philadelphia, PA 19103

Legal Counsel
Faegre Drinker Biddle & Reath LLP
One Logan Square, Suite 2000
Philadelphia, PA 19103-6996

AFS-AR21

Abbey Capital Multi Asset Fund

of

THE RBB FUND, INC.

Annual Report

August 31, 2021

Abbey Capital Multi Asset Fund

Annual Investment Adviser’s Report

August 31, 2021 (Unaudited)

Dear Shareholder,

The Abbey Capital Multi Asset Fund (the “Fund”) Class I Shares returned +19.72% net of fees for the 12-month fiscal year ended August 31, 2021.

Positive performance was driven by the Fund’s long equity allocation. The Fund’s managed futures allocation also performed positively during the fiscal year, with trading in equities and energy being the primary sources of gains. The Fund targets approximately 100% exposure of its net assets to its managed futures strategy and approximately 50% exposure to its long U.S. equity strategy. The Fund’s remaining net assets are allocated to its fixed income strategy.

The managed futures strategy is achieved by the Fund investing up to 25% of its total assets in ACMAF Master Offshore Limited (the “ACMAF Master”), a wholly-owned subsidiary of the Fund that invests substantially all of its assets in ACMAF Offshore SPC, which is a wholly-owned and controlled segregated portfolio company that invests in managed futures and foreign exchange contracts. As part of its managed futures strategy, the Fund may also invest a portion of its assets in ACMAF Onshore Series LLC, a wholly-owned subsidiary of the Fund which is a multi-adviser fund that invests in managed futures and foreign exchange contracts.

The long U.S. equity strategy is achieved through an allocation of Fund assets to S&P 500 futures and the fixed income strategy is achieved through investments of the Fund’s assets primarily in investment grade fixed income (consisting primarily of U.S. Treasury obligations).

Abbey Global, LP (the “Predecessor Fund”), transferred all of its assets to the Fund on April 11, 2018.

Average Total Returns for the Periods Ended August 31, 2021 (unless otherwise noted)

	2021 YTD	1 Year	SEP. 1, 2019 TO AUG. 31, 2020	5 Years Annualized	10 Years Annualized	ANNUALIZED SINCE INCEPTION ON MAY 14, 2002
Class I Shares	12.17%	19.72%	13.97%	12.43%	12.51%	11.13%
BofA Merrill Lynch 3-Month T-Bill Index*	0.03%	0.08%	1.26%	1.17%	0.63%	1.30%
S&P 500® Total Return Index*	21.58%	31.17%	21.94%	18.02%	16.34%	9.90%
Barclay CTA Index*	4.79%	7.56%	0.30%	2.19%	1.19%	3.68%

Barclay CTA numbers are based on the estimates available on the BarclayHedge website as of September 5, 2021

Source: Abbey Capital and Bloomberg

Performance quoted is past performance and does not guarantee future results. Additionally, the Predecessor Fund was not registered under the Investment Company Act of 1940 (“1940 Act”), and thus was not subject to certain investment and operational restrictions that are imposed by the 1940 Act. If the Predecessor Fund had been registered under the 1940 Act, its performance may have been adversely affected. Accordingly, Fund performance may be different than the Predecessor Fund’s restated past performance, which is included in the table above for the period between inception of the Fund on May 14, 2002 and April 11, 2018. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the returns quoted. Visit www.abbeycapital.com for returns updated daily. Call (US Toll Free) 1-844-261-6484 or (international callers) + 1-508-871-3276 for returns current to the most recent month-end.

Please note the above is shown for illustrative purposes only.

Performance from May 14, 2002 to April 11, 2018 is performance of the Predecessor Fund. The Fund commenced operations as a series of The RBB Fund, Inc. on April 11, 2018, when all of the assets of the Predecessor Fund transferred to Class I Shares of the Fund. The Fund’s objectives, policies, guidelines and restrictions are in all material respects equivalent to the Predecessor Fund. Performance of the Predecessor Fund is not an indicator of future Fund results. Performance from April 2014 to April 2018 represents proprietary performance as the only investors for that period were Abbey Capital Limited and its officers.

1

Abbey Capital Multi Asset Fund

Annual Investment Adviser’s Report (Continued)

August 31, 2021 (Unaudited)

*

The Barclay CTA Index is derived from data that is self-reported by investment managers based on the performance of privately managed funds. In contrast, the S&P 500® Total Return Index and the Bank of America Merrill Lynch 3-Month T-Bill Index are comprised of publicly traded securities. As a result of these differences, these indices may not be directly comparable and the table above is shown for illustrative purposes only.

Abbey Capital Limited (the “Adviser”) has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit total annual fund operating expenses (excluding acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) to 1.79% of the Fund’s average daily net assets attributable to Class I Shares. This contractual limitation is in effect until December 31, 2021, and may not be terminated without the approval of the Board of Directors of The RBB Fund, Inc. In addition, the Adviser may recoup any waived or reimbursed amounts from the Fund within three years from the date on which such waiver or reimbursement was made by the Adviser, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement. Without the expense limitation agreement, the expense ratio is 2.45% of the Fund’s average daily net assets attributable to Class I Shares, as stated in the Fund’s current prospectus dated December 31, 2020, as supplemented (and which may differ from the actual expense ratio for the period covered by this report). The quoted performance would have been lower without the expense limitation.

Please refer to the prospectus for further information on expenses and fees.

Performance Analysis

The fiscal year ended August 31, 2021 saw a number of shifts in risk sentiment. Investors turned cautious in September and October 2020, with rising COVID-19 cases in the US and Europe, concerns about valuations in the technology sector and uncertainty ahead of the US election weighing on sentiment. The market environment turned more positive from November 2020 through August 2021, as progress towards a COVID-19 vaccine, Biden’s victory in the US Presidential election and the prospect of a significant fiscal spending deal in the US saw strong trends emerge in many growth sensitive sectors like equities, energy and base metals. The rollout of the COVID-19 vaccines and the reopening of the global economy throughout the first half of 2021 resulted in some supply constraints and increased demand for a range of commodities, which contributed to strong uptrends across several energy, base metal and agricultural commodity markets. Inflationary pressures emerged as a key focus for investors during the period, with US inflation hitting a more-than-decade high of +5.4% in June 2021. While equity markets continued to rally throughout July and August 2021, some of the uptrends seen in commodity markets earlier in the year dissipated, while shifting views on the likely path of US Federal Reserve monetary policy led to choppy moves at times in currency and bond markets.

The Fund saw negative performance in September and October 2020, with both its long equity and managed futures strategies seeing losses as previous trends in equities and the USD reversed. Performance improved from November 2020 through May 2021, with positive COVID-19 vaccine trial results and the outcome of the US election contributing to notable uptrends in equities, base metals and energy. The managed futures strategy also benefited from uptrends across several agricultural commodity markets, notably soybeans and corn. Both the Fund’s long equity and managed futures strategies had positive performance in the first half of 2021. Performance became more mixed from June through August 2021 as reversals in currency and bond markets proved difficult for the Fund’s managed futures strategy, although the long equity strategy saw some partially offsetting gains over this period as US stocks continued to rally.

For the 12-month period overall, the Fund’s long equity component was the largest contributor to positive Fund performance, while the managed futures component also contributed positively to Fund performance.

The Fund’s long equity component saw strong gains over the 12-month period due to its long only exposure to S&P 500 futures, as the S&P 500 rose +31.2% during the period. The Fund’s long equity component saw losses in September and October 2021 as global stock prices fell amid downbeat market sentiment, but performance improved in November 2021 as positive results from various COVID-19 vaccine trials boosted investor sentiment and the MSCI World Index recorded its strongest monthly return in 45 years. The uptrend in equities continued into 2021 with US fiscal stimulus, improving economic data and strong corporate earnings helping to push global equities to record highs.

2

Abbey Capital Multi Asset Fund

Annual Investment Adviser’s Report (Continued)

August 31, 2021 (Unaudited)

For the Fund’s managed futures component, positive performance was primarily driven by gains in equities and energy, with long positions in base metals and agricultural commodities also contributing positively to returns. Losses in the Fund’s managed futures component were realised in currencies and fixed income.

Equities was the top performing sector for the Fund’s managed futures component during the fiscal year, with the Diversified Trendfollowing (“Trendfollowing”) sub-advisers within the managed futures component benefiting from long positions held throughout the period. Performance was initially negative in September and October 2020, before stocks rallied sharply in November 2020. Long positions in Japanese and US indices led Fund gains in equities.

Energy was another positive sector for the Fund’s managed futures strategy. Crude oil declined in September and October 2020 on COVID-19 related demand concerns before prices rallied strongly from November 2020 through August 2021 as the global growth outlook turned more positive. Price uptrends continued in the first half of 2021, with OPEC supply cuts and a rebound in global demand boosting prices. The Fund’s managed futures strategy profited from short positions in crude oil and distillates in September 2020 and recorded further gains once positioning turned long from mid-November 2020 through June 2021 as price uptrends emerged. Trading in crude oil and distillates turned choppier in July and August 2021, resulting in losses for the Fund’s managed futures strategy, although long positions in natural gas were a positive for performance during this time as prices rallied on tight supplies and warm US weather.

In base metals, the managed futures strategy profited from long positions in copper and aluminium over the period. Much of the positive performance came from long copper positions held by Trendfollowing sub-advisers during Q4 2020 and Q1 2021 as uptrends in base metals prices accelerated amid a surge in demand and concerns around building inflationary pressures. Notably, copper prices hit a record high in May 2021 before declining somewhat in subsequent months.

Further Fund gains were recorded by the managed futures strategy in both grains and soft commodities, most notably from long positions held in soybeans and corn for much of the period. Soybean and corn contracts touched multi-year highs in 2021 with adverse growing conditions in both Brazil and the US and strong Chinese demand among the factors supporting prices at various times over the 12-month period.

On the downside, the largest losses for the Fund’s managed futures component were recorded in currencies, with performance in fixed income also negative.

The managed futures strategy initially saw negative performance in currencies as a rally in the USD in September 2020 led to losses for short USD positions held by the Fund’s Trendfollowing sub-advisers. A steady decline in the USD throughout much of November and December 2020 led to improved performance in the sector before currency markets turned choppy for much of the first half of 2021. A hawkish shift from the US Federal Reserve in June 2021 saw the Fund’s Trendfollowing sub-advisers record sharp losses from short USD positions, with choppy trading in the USD in July and August 2021 adding to negative performance in the sector. Mixed positioning in USD/CHF and EUR/USD were the largest detractors at the contract level in the sector.

Fixed income was another negative sector for the Fund’s managed futures strategy. Global yields climbed in Q4 2020, before the trend accelerated in Q1 2021 as the reopening of the global economy, rising inflation expectations and the prospect of another round of US fiscal stimulus all contributed to a selloff in global bond markets. Yields then began to decline from Q2 2021 through July 2021, which proved difficult for the managed futures strategy, before global yields climbed modestly higher again in August 2021. Trading in US Treasury contracts led losses in the sector.

Key to Currency Abbreviations
CHF	Swiss Franc
EUR	EUR
USD	US Dollar

An investment in the Fund is speculative and involves substantial risk. It is possible that an investor may lose some or all of its investment. The Fund may invest up to 25% of its total assets in ACMAF Master Offshore Fund Limited, which invests substantially all of its assets in ACMAF Offshore SPC, which is a multi-adviser fund that invests in managed futures and

3

Abbey Capital Multi Asset Fund

Annual Investment Adviser’s Report (Concluded)

August 31, 2021 (Unaudited)

foreign exchange. The Fund may also invest a portion of its assets into ACMAF Onshore Series LLC, which is a multi-adviser fund that invests in managed futures and foreign exchange. All investments in securities involve risk of the loss of capital. An investment in the Fund includes the risks inherent in an investment in securities, as well as specific risks associated with this open-ended investment product. Among the risks associated with investing in this Fund are Commodity Sector Risk, Counter-Party Risk, Credit Risk, Currency Risk, Manager and Management Risks, Subsidiary Risk, Tax Risk, Emerging Markets Risk, Leveraging Risk, Foreign Investment Risk, Fixed Income Securities Risks, Short Sale Risk and Portfolio Turnover Risks. The Fund may invest in or utilize derivative investments, futures contracts, and hedging strategies. One or more Trading Advisers, from time to time, may invest a substantial portion of the assets managed in a specific industry sector. As a result, the Fund’s investment portfolio may be subject to greater risk and volatility than if investments had been made in the securities of a broader range of issuers. There can be no assurance that the Fund’s strategy (hedging or otherwise) will be successful or that it will employ such strategies with respect to all or any portion of its portfolio. The value of the Fund’s portfolio investments should be expected to fluctuate. Investing in managed futures is not suitable for all investors given its speculative nature and the high level of risk involved. The Fund is appropriate only for investors who can bear the risks associated with the product. This brief statement cannot disclose all of the risks and other factors necessary to evaluate an investment in the Fund. Investors are urged to take appropriate investment advice and to carefully consider their investment objectives, personal situation, and factors such as net worth, income, age, risk tolerance and liquidity needs before investing in the Fund. Before investing, investors should carefully consider the Fund’s investment objectives, risks, tax considerations, sales charges and expenses.

Fund holdings and sector allocations are subject to change and should not be considered recommendations to buy or sell any security. Please refer to the Consolidated Portfolio of Investments in this report for a complete list of Fund holdings.

The Abbey Capital Multi Asset Fund is distributed by Quasar Distributions, LLC.

4

Abbey Capital Multi Asset Fund

Performance Data

August 31, 2021 (Unaudited)

Comparison of Change in Value of $1,000,000 Investment in Abbey Capital Multi Asset Fund - Class I Shares
vs. BofA Merrill Lynch 3-Month U.S. Treasury Bill Index,
S&P 500® Total Return Index and Barclay CTA Index

The chart illustrates the performance of a hypothetical $1,000,000 minimum initial investment in the Fund made on August 31, 2011 and reflects Fund expenses and reinvestment of dividends and distributions. Performance does not reflect the deduction of taxes a shareholder may pay on dividends, distributions or redemptions.

Average Annual Total Returns for the Periods Ended August 31, 2021
	One Year	Five Years	Ten Years	Since Inception
Class I Shares*	19.72%	12.43%	12.51%	11.13%
S&P 500® Total Return Index	31.17%	18.02%	16.34%	9.90%**
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index***	0.08%	1.17%	0.63%	1.30%**
Barclay CTA Index***	7.56%	2.19%	1.19%	3.68%**

*

Performance from May 14, 2002 to April 10, 2018 is performance of Abbey Global LP (the “Predecessor Fund”). The Fund commenced operations as a series of The RBB Fund, Inc. on April 11, 2018, when all the assets of the Predecessor Fund transferred to Class I Shares of the Fund.

**	Performance is from the inception date of the Predecessor Fund only and is not the inception date of the benchmark itself.

***	This is not a primary benchmark of the Fund. Results of the index performance are presented for general comparative purposes.

The performance quoted reflects fee waivers in effect and would have been less in their absence. The Adviser has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit total annual Fund operating expenses (excluding acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) to 1.79% of the Fund’s average daily net assets attributable to Class I Shares. Without the limitation arrangement, the gross expense ratio is 2.45% for Class I Shares, as stated in the current prospectus (and which may differ from the actual expense ratio for the period covered by this report). This contractual limitation is in effect until December 31, 2021 and may not be terminated without the approval of the Board of Directors of The RBB Fund, Inc. Please see the Consolidated Financial Highlights for current figures.

5

Abbey Capital Multi Asset Fund

Performance Data (Concluded)

August 31, 2021 (Unaudited)

Performance quoted is past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the returns quoted. Visit www.abbeycapital.com for returns updated daily. Call (US Toll Free) 1-844-261-6484 or (international callers) + 1-508-871-3276 for returns current to the most recent month-end.

The Barclay CTA Index is derived from data which is self-reported by investment managers based on the performance of privately managed funds. In contrast, the S&P 500® Total Return Index and the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index are comprised of publicly traded securities. As a result of these differences, these indices may not be directly comparable. Additionally, these indices are not available for direct investment and the above is shown for illustrative purposes only.

Barclay CTA Index

The Barclay CTA Index is a leading industry benchmark of representative performance of commodity trading advisors. There are currently 416 programs included in the calculation of the Barclay CTA Index for 2021. The Barclay CTA Index is equally weighted and rebalanced at the beginning of each year.

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index

The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI World Index

The MSCI World Index captures large and mid cap representation across 23 Developed Markets (DM) countries. With 1,583 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

S&P 500® Index

The S&P 500® Index is a market-capitalization-weighted index of 500 U.S. stocks chosen for market size, liquidity and industry grouping, among other factors. The S&P 500® Index is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe. The S&P 500® Index was first introduced on January 1, 1923, though expanded to 500 stocks on March 4, 1957.

The S&P 500® Total Return Index

The S&P 500® Total Return Index is the total return version of the S&P 500® Index. Dividends are reinvested on a daily basis and all regular cash dividends are assumed reinvested in the index on the ex-dividend date.

A basis point is one hundredth of one percent.

Portfolio composition is subject to change. It is not possible to invest directly in an index.

6

Abbey Capital Multi Asset Fund

Fund Expense Example

August 31, 2021 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, (if any) and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2021 through August 31, 2021, and held for the entire period.

ACTUAL EXPENSES

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments (if any). Therefore, the second line of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Class I Shares
	Beginning Account Value March 1, 2021	Ending Account Value August 31, 2021	Expenses Paid During Period*	Annualized Expense Ratio	Actual Six-Month Total Investment Return for the Fund
Actual	$1,000.00	$1,063.00	$9.31	1.79%	6.30%
Hypothetical (5% return before expenses)	1,000.00	1,016.18	9.10	1.79	N/A

*

Expenses are equal to the Fund’s annualized six-month expense ratio for the period March 1, 2021 to August 31, 2021, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, then divided by 365 to reflect the one half year period. The Fund’s ending account value on the first line in the table is based on the actual six-month total investment return for the Fund.

7

Abbey Capital Multi Asset Fund

Consolidated Portfolio Holdings Summary Table

August 31, 2021 (Unaudited)

The following table presents a consolidated summary of the portfolio holdings of the Fund at August 31, 2021:

	% of Net Assets	Value
SHORT-TERM INVESTMENTS:
U.S. Treasury Obligations	78.1%	$73,874,051
Money Market Deposit Account	4.8	4,564,014
OTHER ASSETS IN EXCESS OF LIABILITIES
(including futures and forward foreign currency contracts)	17.1	16,210,121
NET ASSETS	100.0%	$94,648,186

The Fund seeks to achieve its investment objective by allocating its assets between a “Managed Futures” strategy, a “Long U.S. Equity” strategy and a “Fixed Income” strategy.

As a result of the Fund’s use of derivatives, the Fund may hold significant amounts of U.S. Treasuries or short-term investments.

Portfolio holdings are subject to change at any time.

Refer to the Consolidated Portfolio of Investments for a detailed listing of the Fund’s holdings.

The accompanying notes are an integral part of the consolidated financial statements.
8

Abbey Capital Multi Asset Fund

Consolidated Portfolio of Investments

August 31, 2021

	Coupon*	Maturity Date	Par (000’s)	Value
SHORT-TERM INVESTMENTS — 82.9%
U.S. TREASURY OBLIGATIONS — 78.1%
U.S. Treasury Bills	0.026%	09/02/21	$5,705	$5,704,998
U.S. Treasury Bills	0.032%	09/09/21	800	799,994
U.S. Treasury Bills	0.020%	09/16/21	1,071	1,070,989
U.S. Treasury Bills	0.022%	09/23/21	1,331	1,330,973
U.S. Treasury Bills	0.020%	09/30/21	1,756	1,755,953
U.S. Treasury Bills	0.016%	10/07/21	4,835	4,834,819
U.S. Treasury Bills	0.029%	10/14/21	369	368,985
U.S. Treasury Bills	0.018%	10/21/21	1,281	1,280,911
U.S. Treasury Bills	0.015%	10/28/21	337	336,973
U.S. Treasury Bills	0.020%	11/04/21	2,455	2,454,814
U.S. Treasury Bills	0.020%	11/12/21	2,519	2,518,761
U.S. Treasury Bills	0.010%	11/18/21	585	584,946
U.S. Treasury Bills	0.014%	11/26/21	2,570	2,569,734
U.S. Treasury Bills	0.017%	12/02/21	1,159	1,158,881
U.S. Treasury Bills	0.021%	12/09/21	9,502	9,500,890
U.S. Treasury Bills	0.022%	12/16/21	4,892	4,891,423
U.S. Treasury Bills	0.032%	12/23/21	494	493,936
U.S. Treasury Bills	0.025%	12/30/21	655	654,902
U.S. Treasury Bills	0.032%	01/06/22	1,978	1,977,721
U.S. Treasury Bills	0.041%	01/13/22	1,767	1,766,737
U.S. Treasury Bills	0.041%	01/20/22	2,632	2,631,587
U.S. Treasury Bills	0.035%	01/27/22	8,289	8,287,721
U.S. Treasury Bills	0.030%	02/03/22	434	433,925
U.S. Treasury Bills	0.035%	02/10/22	7,416	7,414,582
U.S. Treasury Bills	0.035%	02/17/22	3,236	3,235,317
U.S. Treasury Bills	0.034%	02/24/22	5,815	5,813,579
TOTAL U.S. TREASURY OBLIGATIONS ($73,876,741)				73,874,051

	Number of Shares (000’s)
MONEY MARKET DEPOSIT ACCOUNT — 4.8%
U.S. Bank Money Market Deposit Account, 0.01% (United States)(a)	4,564	4,564,014
TOTAL MONEY MARKET DEPOSIT ACCOUNT ($4,564,014)		4,564,014

TOTAL SHORT-TERM INVESTMENTS
(Cost $78,440,755)		78,438,065
TOTAL INVESTMENTS — 82.9%
(Cost $78,440,755)		78,438,065

OTHER ASSETS IN EXCESS OF LIABILITIES — 17.1%		16,210,121
NET ASSETS — 100.0%		$94,648,186

*	Short-term investments’ coupon reflect the annualized effective yield on the date of purchase for discounted investments.

(a)	The rate shown is as of August 31, 2021.

The accompanying notes are an integral part of the consolidated financial statements.
9

Abbey Capital Multi Asset Fund

Consolidated Portfolio of Investments (Continued)

August 31, 2021

Futures contracts outstanding as of August 31, 2021 were as follows:

Long Contracts	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
10-Year Mini Japanese Government Bond Futures	Sep-21	58	$8,021,888	$10,244
3-Month Euro Euribor	Mar-22	1	296,737	103
3-Month Euro Euribor	Sep-22	1	296,648	(30)
3-Month Euro Euribor	Sep-23	1	296,398	(30)
3-Month Euro Euribor	Sep-24	1	296,073	(30)
90-DAY Bank Bill	Mar-22	38	27,795,484	2,326
90-DAY Eurodollar Futures	Dec-21	4	998,250	88
90-DAY Eurodollar Futures	Mar-22	57	14,229,338	2,988
90-DAY Eurodollar Futures	Jun-22	145	36,182,937	5,513
90-DAY Eurodollar Futures	Sep-22	4	997,250	825
90-DAY Eurodollar Futures	Dec-22	86	21,409,699	(8,900)
90-DAY Eurodollar Futures	Jun-23	13	3,229,200	200
90-DAY Eurodollar Futures	Sep-23	1	247,875	(288)
90-DAY Eurodollar Futures	Jun-24	7	1,729,788	(1,250)
90-DAY Eurodollar Futures	Sep-24	2	493,800	(138)
90-DAY Sterling Futures	Jun-22	5	855,847	(550)
Amsterdam Index Futures	Sep-21	7	1,301,611	29,230
AUD/USD Currency Futures	Sep-21	4	292,840	220
Australian 10-Year Bond Futures	Sep-21	76	8,106,663	34,059
Australian 3-Year Bond Futures	Sep-21	202	17,310,432	19,950
Brent Crude Futures	Nov-21	10	716,300	12,350
Brent Crude Futures	Dec-21	3	213,000	1,060
CAC40 10 Euro Futures	Sep-21	15	1,182,756	(11,949)
CAD Currency Futures	Sep-21	46	3,648,720	(2,995)
Canadian 10-Year Bond Futures	Dec-21	1	115,825	(269)
Canola Futures (Winnipeg Commodity Exchange)	Jan-22	1	13,956	2,338
Cattle Feeder Futures	Oct-21	1	83,875	(563)
CHF Currency Futures	Sep-21	24	3,280,200	88
Cocoa Futures	Dec-21	1	25,400	(1,350)
Cocoa Futures	Mar-22	3	76,890	(440)
Cocoa Futures ICE	Dec-21	2	48,312	(481)
Cocoa Futures ICE	Mar-22	1	24,184	(192)
Coffee ‘C’ Futures	Dec-21	9	661,163	22,388
Coffee ‘C’ Futures	Mar-22	1	74,438	11,119
Coffee ‘C’ Futures	May-22	1	74,794	544
Coffee Robusta Futures	Nov-21	1	20,260	2,350
Copper Futures	Dec-21	5	546,875	3,288
Corn Futures	Dec-21	4	106,850	(5,000)
Corn Futures	Mar-22	14	379,925	(25,063)
Cotton No.2 Futures	Dec-21	19	879,035	42,420
DAX Index Futures	Sep-21	13	6,063,147	2,302
DJIA Mini E-CBOT	Sep-21	16	2,827,200	21,089
Dollar Index	Sep-21	66	6,113,910	24,860
E-Mini Consumer Discretionary Select Futures	Sep-21	1	185,350	5,370
E-Mini Crude Oil	Oct-21	1	34,250	788
E-Mini Health Care Select Futures	Sep-21	1	136,330	3,220
E-Mini Natural Gas	Oct-21	2	21,885	1,985
Emissions ICE	Dec-21	8	573,938	144,937

The accompanying notes are an integral part of the consolidated financial statements.
10

Abbey Capital Multi Asset Fund

Consolidated Portfolio of Investments (Continued)

August 31, 2021

Long Contracts	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
EUR Foreign Exchange Currency Futures	Sep-21	9	$1,329,244	$(1,050)
Euro BUXL 30-Year Bond Futures	Sep-21	3	752,798	(12,185)
Euro STOXX 50	Sep-21	52	2,559,791	17,726
Euro-Bobl Futures	Sep-21	466	74,264,416	(65,047)
Euro-BTP Futures	Sep-21	33	5,972,902	32,730
Euro-Bund Futures	Sep-21	176	36,460,586	(134,883)
Euro-Oat Futures	Sep-21	35	6,660,960	(21,584)
Euro-Schatz Futures	Sep-21	205	27,177,773	(18,538)
FTSE 100 Index Futures	Sep-21	54	5,268,592	7,576
FTSE Taiwan Index	Sep-21	3	182,190	3,860
FTSE/JSE TOP 40	Sep-21	3	124,810	(3,468)
FTSE/MIB Index Futures	Sep-21	11	1,689,121	15,322
Gasoline RBOB Futures	Oct-21	12	1,079,518	899
Gasoline RBOB Futures	Nov-21	4	347,155	323
GBP Currency Futures	Sep-21	24	2,063,700	(29,400)
Gold 100 Oz Futures	Dec-21	19	3,454,390	7,650
JPN 10-Year Bond (Osaka Securities Exchange)	Sep-21	5	6,915,421	(1,182)
JPY Currency Futures	Sep-21	1	113,650	56
Kansas City Hard Red Winter Wheat Futures	Dec-21	6	213,600	(2,563)
Lean Hogs Futures	Oct-21	4	142,080	(1,700)
Lean Hogs Futures	Dec-21	5	163,900	640
Live Cattle Futures	Oct-21	3	152,280	(2,410)
Live Cattle Futures	Dec-21	7	373,730	520
Live Cattle Futures	Feb-22	3	165,300	(60)
Live Cattle Futures	Apr-22	2	112,760	(580)
LME Aluminum Forward	Sep-21	200	13,565,000	1,125,554
LME Aluminum Forward	Dec-21	68	4,618,475	219,014
LME Aluminum Forward — 90 Day Settlement	Sep-21	1	68,475	6,888
LME Aluminum Forward — 90 Day Settlement	Sep-21	1	67,825	6,825
LME Aluminum Forward — 90 Day Settlement	Oct-21	1	67,868	5,908
LME Aluminum Forward — 90 Day Settlement	Oct-21	1	67,879	4,920
LME Aluminum Forward — 90 Day Settlement	Oct-21	1	67,887	5,037
LME Aluminum Forward — 90 Day Settlement	Oct-21	1	67,900	4,869
LME Aluminum Forward — 90 Day Settlement	Oct-21	1	67,900	2,300
LME Aluminum Forward — 90 Day Settlement	Nov-21	1	67,900	2,238
LME Aluminum Forward — 90 Day Settlement	Nov-21	2	135,800	7,086
LME Aluminum Forward — 90 Day Settlement	Nov-21	2	135,913	5,800
LME Copper Forward	Sep-21	55	13,097,219	(387,855)
LME Copper Forward	Dec-21	18	4,284,563	64,969
LME Copper Forward — 90 Day Settlement	Sep-21	1	238,131	988
LME Copper Forward — 90 Day Settlement	Sep-21	1	238,083	2,371
LME Copper Forward — 90 Day Settlement	Oct-21	1	238,040	(6,668)
LME Copper Forward — 90 Day Settlement	Nov-21	1	238,100	(1,850)
LME Copper Forward — 90 Day Settlement	Nov-21	1	237,968	6,030
LME Lead Forward	Sep-21	11	628,650	1,282
LME Lead Forward	Dec-21	13	732,063	(21,099)
LME Nickel Forward	Sep-21	7	821,835	54,394
LME Nickel Forward	Dec-21	9	1,055,484	25,605
LME Nickel Forward — 90 Day Settlement	Sep-21	1	117,405	9,165

The accompanying notes are an integral part of the consolidated financial statements.
11

Abbey Capital Multi Asset Fund

Consolidated Portfolio of Investments (Continued)

August 31, 2021

Long Contracts	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
LME Nickel Forward — 90 Day Settlement	Sep-21	1	$117,336	$13,283
LME Nickel Forward — 90 Day Settlement	Oct-21	1	117,329	9,369
LME Nickel Forward — 90 Day Settlement	Nov-21	1	117,320	1,070
LME Nickel Forward — 90 Day Settlement	Nov-21	1	117,279	1,929
LME Palladium Forward — 90 Day Settlement	Sep-21	2	116,050	6,488
LME Palladium Forward — 90 Day Settlement	Sep-21	1	57,150	3,888
LME Palladium Forward — 90 Day Settlement	Sep-21	1	56,977	2,183
LME Palladium Forward — 90 Day Settlement	Sep-21	1	56,889	1,227
LME Palladium Forward — 90 Day Settlement	Oct-21	1	56,806	(1,242)
LME Palladium Forward — 90 Day Settlement	Oct-21	1	56,627	(2,568)
LME Zinc Forward	Sep-21	12	899,700	(3,719)
LME Zinc Forward	Dec-21	12	901,725	3,704
LME Zinc Forward — 90 Day Settlement	Sep-21	1	74,860	197
LME Zinc Forward — 90 Day Settlement	Sep-21	1	74,908	(430)
LME Zinc Forward — 90 Day Settlement	Sep-21	1	74,975	2,254
LME Zinc Forward — 90 Day Settlement	Sep-21	1	75,013	1,375
LME Zinc Forward — 90 Day Settlement	Oct-21	1	75,048	1,676
LME Zinc Forward — 90 Day Settlement	Oct-21	1	75,060	1,398
LME Zinc Forward — 90 Day Settlement	Nov-21	1	75,089	453
LME Zinc Forward — 90 Day Settlement	Nov-21	2	150,185	139
Long Gilt Futures	Dec-21	32	5,641,961	(23,964)
Low Sulphur Gasoil G Futures	Oct-21	8	481,400	14,000
Low Sulphur Gasoil G Futures	Nov-21	2	119,800	3,700
Mill Wheat Euro	Dec-21	2	28,958	1,564
Mill Wheat Euro	Mar-22	3	42,950	443
Mini TOPIX Index Futures	Sep-21	1	17,857	80
MSCI EAFE Index Futures	Sep-21	3	352,725	3,770
MSCI Emerging Markets Index Futures	Sep-21	8	519,680	10,365
MSCI Singapore Exchange ETS	Sep-21	2	52,386	(759)
MXN Currency Futures	Sep-21	86	2,137,960	250
Nasdaq 100 E-Mini	Sep-21	30	9,349,500	202,972
Natural Gas Futures	Oct-21	57	2,494,890	186,064
Natural Gas Futures	Nov-21	25	1,106,250	66,620
Natural Gas Futures	Dec-21	1	45,150	4,160
Nikkei 225 (Osaka Securities Exchange)	Sep-21	2	55,497,907	7,908
Nikkei 225 (Singapore Exchange)	Sep-21	33	4,226,423	53,656
Nikkei/Yen Futures	Sep-21	1	127,574	2,045
NY Harbor Ultra-Low Sulfur Diesel Futures	Oct-21	22	1,968,305	16,930
NY Harbor Ultra-Low Sulfur Diesel Futures	Nov-21	2	178,433	3,419
NZD Currency Futures	Sep-21	7	493,955	3,805
OAT Futures	Dec-21	2	50,225	1,938
OMX Stockholm 30 Index Futures	Sep-21	49	1,336,513	(11,153)
Palm Oil Futures	Nov-21	4	102,333	2,279
Palm Oil Futures	Dec-21	1	25,084	(505)
Rapeseed Euro	Nov-21	1	33,489	1,668
Russell 2000 E-Mini	Sep-21	5	567,800	3,315
S&P 500 E-Mini Futures	Sep-21	212	47,917,299	2,372,300
S&P Mid 400 E-Mini	Sep-21	2	550,400	5,675
S&P/TSX 60 IX Futures	Sep-21	10	1,949,669	22,463

The accompanying notes are an integral part of the consolidated financial statements.
12

Abbey Capital Multi Asset Fund

Consolidated Portfolio of Investments (Continued)

August 31, 2021

Long Contracts	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
SGX Nifty 50	Sep-21	29	$993,279	$28,645
Short BTP Future	Sep-21	17	2,276,850	2,539
Soybean Futures	Nov-21	2	129,250	(5,263)
Soybean Futures	Mar-22	7	456,838	(18,113)
Soybean Oil Futures	Dec-21	3	105,750	(7,794)
Soybean Oil Futures	Jan-22	1	35,232	(1,800)
SPI 200 Futures	Sep-21	11	1,504,195	26,628
STOXX Europe 600 Index	Sep-21	6	166,379	1,441
Sugar No. 11 (World)	Oct-21	37	822,170	52,965
Sugar No. 11 (World)	Mar-22	40	920,640	93,094
Sugar No. 11 (World)	May-22	7	155,389	437
Swiss Federal Bond Futures	Sep-21	1	185,236	(153)
Topix Index Futures	Sep-21	3	535,700	8,858
U.S. Treasury 10-Year Notes (Chicago Board of Trade)	Dec-21	59	7,873,734	22,406
U.S. Treasury 2-Year Notes (Chicago Board of Trade)	Dec-21	106	23,354,780	13,938
U.S. Treasury 5-Year Notes (Chicago Board of Trade)	Dec-21	62	7,670,562	22,664
U.S. Treasury Long Bond (Chicago Board of Trade)	Dec-21	15	2,444,530	6,164
U.S. Treasury Ultra 10-Year Notes	Dec-21	2	296,031	1,469
U.S. Treasury Ultra Long Bond (Chicago Board of Trade)	Dec-21	1	197,281	1,063
Wheat (Chicago Board of Trade)	Dec-21	64	2,311,200	(32,337)
Wheat (Chicago Board of Trade)	Mar-22	4	147,400	(6,350)
Wheat (Chicago Board of Trade)	May-22	1	37,200	(2,413)
WTI Crude Futures	Oct-21	15	1,027,500	(910)
WTI Crude Futures	Nov-21	1	68,260	2,940
WTI Crude Futures	Dec-21	6	407,640	15,970
WTI Crude Futures	Jan-22	1	67,600	2,390
				$4,511,307

Short Contracts	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
3-Month Euro Euribor	Jun-22	3	$(890,122)	$(30)
3-Month Euro Euribor	Dec-22	71	(21,057,847)	1,594
90-DAY Eurodollar Futures	Mar-24	3	(742,013)	(825)
90-DAY Eurodollar Futures	Jun-24	1	(247,113)	(513)
90-DAY Sterling Futures	Mar-22	59	(10,109,636)	(2,423)
90-DAY Sterling Futures	Jun-22	26	(4,450,402)	3,884
90-DAY Sterling Futures	Sep-22	4	(684,230)	(206)
90-DAY Sterling Futures	Mar-23	34	(5,810,992)	687
90-DAY Sterling Futures	Jun-23	40	(6,833,712)	(902)
90-DAY Sterling Futures	Jun-23	23	(3,929,384)	1,057
90-DAY Sterling Futures	Sep-23	30	(5,123,479)	(816)
90-DAY Sterling Futures	Dec-23	24	(4,097,340)	(593)
90-DAY Sterling Futures	Jun-24	1	(170,637)	43
AUD/USD Currency Futures	Sep-21	57	(4,172,970)	(5,495)
CAD Currency Futures	Sep-21	19	(1,507,080)	(11,005)
Canadian 10-Year Bond Futures	Dec-21	2	(231,649)	(71)

The accompanying notes are an integral part of the consolidated financial statements.
13

Abbey Capital Multi Asset Fund

Consolidated Portfolio of Investments (Continued)

August 31, 2021

Short Contracts	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
CHF Currency Futures	Sep-21	1	$(136,675)	$(775)
Copper Futures	Mar-22	1	(108,938)	(2,388)
Corn Futures	Dec-21	7	(186,988)	1,838
Dollar Index	Sep-21	2	(185,270)	(430)
EUR Foreign Exchange Currency Futures	Sep-21	96	(14,178,600)	(6,818)
Euro/JPY Futures	Sep-21	6	(885,902)	(2,045)
FTSE China A50 Index	Sep-21	17	(250,818)	3,674
FTSE/JSE TOP 40	Sep-21	1	(41,603)	(204)
Gasoline RBOB Futures	Nov-21	1	(86,789)	(2,449)
Gold 100 Oz Futures	Dec-21	7	(1,272,670)	(20,290)
Hang Seng China Enterprises Index Futures	Sep-21	7	(411,542)	(10,196)
Hang Seng Index Futures	Sep-21	11	(1,821,252)	(26,764)
JPY Currency Futures	Sep-21	176	(20,002,400)	(13,944)
LME Aluminum Forward	Sep-21	200	(13,564,999)	(1,138,938)
LME Aluminum Forward	Dec-21	65	(4,414,719)	(132,045)
LME Aluminum Forward — 90 Day Settlement	Sep-21	1	(68,475)	(7,500)
LME Aluminum Forward — 90 Day Settlement	Sep-21	1	(67,825)	(6,060)
LME Aluminum Forward — 90 Day Settlement	Oct-21	1	(67,868)	(5,768)
LME Aluminum Forward — 90 Day Settlement	Oct-21	1	(67,879)	(4,990)
LME Aluminum Forward — 90 Day Settlement	Oct-21	1	(67,887)	(4,938)
LME Aluminum Forward — 90 Day Settlement	Oct-21	1	(67,900)	(6,863)
LME Aluminum Forward — 90 Day Settlement	Oct-21	1	(67,900)	(3,776)
LME Aluminum Forward — 90 Day Settlement	Nov-21	1	(67,900)	(2,836)
LME Aluminum Forward — 90 Day Settlement	Nov-21	2	(135,800)	(5,976)
LME Copper Forward	Sep-21	55	(13,097,219)	55,349
LME Copper Forward	Dec-21	17	(4,046,531)	(85,187)
LME Copper Forward — 90 Day Settlement	Sep-21	1	(238,131)	5,844
LME Copper Forward — 90 Day Settlement	Sep-21	1	(238,083)	6,310
LME Copper Forward — 90 Day Settlement	Oct-21	1	(238,040)	4,798
LME Copper Forward — 90 Day Settlement	Nov-21	1	(238,100)	(6,056)
LME Lead Forward	Sep-21	11	(628,650)	15,675
LME Nickel Forward	Sep-21	7	(821,835)	(27,155)
LME Nickel Forward — 90 Day Settlement	Sep-21	1	(117,405)	(13,461)
LME Nickel Forward — 90 Day Settlement	Sep-21	1	(117,336)	(9,411)
LME Nickel Forward — 90 Day Settlement	Oct-21	1	(117,329)	(8,849)
LME Nickel Forward — 90 Day Settlement	Nov-21	1	(117,320)	(2,018)
LME Palladium Forward — 90 Day Settlement	Sep-21	2	(116,050)	(6,225)
LME Palladium Forward — 90 Day Settlement	Sep-21	1	(57,150)	(2,325)
LME Palladium Forward — 90 Day Settlement	Sep-21	1	(56,977)	(3,665)
LME Palladium Forward — 90 Day Settlement	Sep-21	1	(56,889)	1,130
LME Palladium Forward — 90 Day Settlement	Oct-21	1	(56,806)	2,412
LME Palladium Forward — 90 Day Settlement	Nov-21	1	(56,668)	3,082
LME Zinc Forward	Sep-21	12	(899,700)	(9,644)
LME Zinc Forward — 90 Day Settlement	Sep-21	1	(74,860)	(185)
LME Zinc Forward — 90 Day Settlement	Sep-21	1	(74,908)	(2,313)
LME Zinc Forward — 90 Day Settlement	Sep-21	1	(74,975)	(113)
LME Zinc Forward — 90 Day Settlement	Sep-21	1	(75,013)	(1,703)
LME Zinc Forward — 90 Day Settlement	Oct-21	1	(75,048)	(469)
LME Zinc Forward — 90 Day Settlement	Oct-21	1	(75,060)	595

The accompanying notes are an integral part of the consolidated financial statements.
14

Abbey Capital Multi Asset Fund

Consolidated Portfolio of Investments (Continued)

August 31, 2021

Short Contracts	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
LME Zinc Forward — 90 Day Settlement	Nov-21	1	$(75,089)	$(852)
LME Zinc Forward — 90 Day Settlement	Nov-21	2	(150,185)	(1,410)
Long Gilt Futures	Dec-21	20	(3,526,225)	9,170
Mini H-Shares Index Futures	Sep-21	2	(23,517)	(352)
Mini HSI Index Futures	Sep-21	4	(132,455)	(2,016)
Nikkei 225 (Osaka Securities Exchange)	Sep-21	1	(256,147)	2,818
Nikkei 225 Mini	Sep-21	4	(102,459)	(2,472)
NY Harbor Ultra-Low Sulfur Diesel Futures	Oct-21	3	(268,405)	(17,693)
NY Harbor Ultra-Low Sulfur Diesel Futures	Dec-21	1	(89,002)	(1,298)
Platinum Futures	Oct-21	1	(50,705)	(1,915)
Silver Futures	Dec-21	15	(1,800,450)	(4,860)
Soybean Meal Futures	Dec-21	2	(69,120)	840
Soybean Oil Futures	Dec-21	1	(35,250)	1,092
U.S. Treasury 10-Year Notes (Chicago Board of Trade)	Dec-21	4	(533,813)	(1,773)
U.S. Treasury 5-Year Notes (Chicago Board of Trade)	Dec-21	52	(6,433,375)	(10,578)
U.S. Treasury Long Bond (Chicago Board of Trade)	Dec-21	3	(488,905)	(484)
				$(1,531,462)
Total Futures Contracts				$2,979,845

The accompanying notes are an integral part of the consolidated financial statements.
15

Abbey Capital Multi Asset Fund

Consolidated Portfolio of Investments (Continued)

August 31, 2021

Forward foreign currency contracts outstanding as of August 31, 2021 were as follows:

Currency Purchased		Currency Sold		Expiration Date	Counterparty	Unrealized Appreciation/ (Depreciation)
AUD	4,836,170	USD	3,528,558	Sep 01 2021	SOCIETE GENERALE	$9,362
AUD	4,195,718	USD	3,069,587	Sep 02 2021	SOCIETE GENERALE	(176)
AUD	2,000,000	CAD	1,859,654	Sep 14 2021	SOCIETE GENERALE	(10,730)
AUD	1,406,089	EUR	875,000	Sep 14 2021	SOCIETE GENERALE	(4,739)
AUD	2,800,000	JPY	223,705,820	Sep 14 2021	SOCIETE GENERALE	14,858
AUD	2,000,000	NZD	2,100,480	Sep 14 2021	SOCIETE GENERALE	(16,880)
AUD	1,000,000	USD	735,150	Sep 14 2021	SOCIETE GENERALE	(3,539)
BRL	1,794,315	USD	350,000	Sep 15 2021	SOCIETE GENERALE	(3,668)
CAD	3,518,863	AUD	3,800,000	Sep 14 2021	SOCIETE GENERALE	8,910
CAD	2,612,001	EUR	1,750,000	Sep 14 2021	SOCIETE GENERALE	3,360
CAD	1,600,000	JPY	138,724,960	Sep 14 2021	SOCIETE GENERALE	7,038
CAD	1,300,000	USD	1,037,077	Sep 14 2021	SOCIETE GENERALE	(6,703)
CHF	2,038,263	USD	2,223,884	Sep 01 2021	SOCIETE GENERALE	1,956
CHF	1,967,692	USD	2,149,295	Sep 02 2021	SOCIETE GENERALE	(470)
CHF	1,876,061	EUR	1,750,000	Sep 14 2021	SOCIETE GENERALE	(17,496)
CHF	317,220	GBP	250,000	Sep 14 2021	SOCIETE GENERALE	2,807
CHF	500,000	JPY	60,392,200	Sep 14 2021	SOCIETE GENERALE	(2,812)
CHF	750,000	USD	826,174	Sep 14 2021	SOCIETE GENERALE	(6,877)
CLP	143,519,700	USD	200,000	Sep 15 2021	SOCIETE GENERALE	(14,649)
CNH	7,785,444	USD	1,200,000	Sep 14 2021	SOCIETE GENERALE	4,776
CNH	9,701,981	USD	1,500,000	Sep 15 2021	SOCIETE GENERALE	1,192
COP	369,974,575	USD	100,000	Sep 15 2021	SOCIETE GENERALE	(1,918)
CZK	15,308,447	EUR	600,000	Sep 15 2021	SOCIETE GENERALE	2,285
EUR	125,000	SEK	1,270,674	Sep 01 2021	SOCIETE GENERALE	347
EUR	15,418,703	USD	18,194,000	Sep 01 2021	SOCIETE GENERALE	11,957
EUR	14,918,703	USD	17,618,988	Sep 02 2021	SOCIETE GENERALE	(3,090)
EUR	375,000	AUD	607,370	Sep 14 2021	SOCIETE GENERALE	(1,452)
EUR	750,000	CAD	1,134,061	Sep 14 2021	SOCIETE GENERALE	(13,037)
EUR	200,000	GBP	170,884	Sep 14 2021	SOCIETE GENERALE	1,270
EUR	200,000	HUF	71,152,960	Sep 14 2021	SOCIETE GENERALE	(4,416)
EUR	600,000	JPY	77,861,588	Sep 14 2021	SOCIETE GENERALE	831
EUR	300,000	PLN	1,368,076	Sep 14 2021	SOCIETE GENERALE	(2,871)
EUR	1,125,000	USD	1,334,672	Sep 14 2021	SOCIETE GENERALE	(5,951)
EUR	150,000	CZK	3,851,919	Sep 15 2021	SOCIETE GENERALE	(1,723)
EUR	500,000	HUF	177,731,730	Sep 15 2021	SOCIETE GENERALE	(10,504)
EUR	1,100,000	NOK	11,452,794	Sep 15 2021	SOCIETE GENERALE	(18,099)
EUR	750,000	PLN	3,431,840	Sep 15 2021	SOCIETE GENERALE	(10,202)
EUR	1,200,000	SEK	12,278,237	Sep 15 2021	SOCIETE GENERALE	(5,655)
GBP	3,445,012	USD	4,719,332	Sep 01 2021	SOCIETE GENERALE	17,061
GBP	3,445,012	USD	4,741,384	Sep 02 2021	SOCIETE GENERALE	(4,986)
GBP	3,445,012	USD	4,738,965	Sep 03 2021	SOCIETE GENERALE	(2,563)
GBP	1,000,000	AUD	1,882,555	Sep 14 2021	SOCIETE GENERALE	(2,406)
GBP	250,000	CHF	314,203	Sep 14 2021	SOCIETE GENERALE	489
GBP	1,192,762	EUR	1,400,000	Sep 14 2021	SOCIETE GENERALE	(13,600)
GBP	750,000	JPY	114,107,600	Sep 14 2021	SOCIETE GENERALE	(6,154)
GBP	750,000	USD	1,043,533	Sep 14 2021	SOCIETE GENERALE	(12,363)
HUF	106,176,940	EUR	300,000	Sep 14 2021	SOCIETE GENERALE	4,755
HUF	210,427,980	USD	700,000	Sep 14 2021	SOCIETE GENERALE	11,648
HUF	491,054,756	EUR	1,400,000	Sep 15 2021	SOCIETE GENERALE	7,111

The accompanying notes are an integral part of the consolidated financial statements.
16

Abbey Capital Multi Asset Fund

Consolidated Portfolio of Investments (Continued)

August 31, 2021

Currency Purchased		Currency Sold		Expiration Date	Counterparty	Unrealized Appreciation/ (Depreciation)
ILS	1,288,058	USD	400,000	Sep 14 2021	SOCIETE GENERALE	$1,567
ILS	1,293,767	USD	400,000	Sep 17 2021	SOCIETE GENERALE	3,354
INR	7,445,250	USD	100,000	Sep 03 2021	SOCIETE GENERALE	1,954
INR	74,534,000	USD	1,000,000	Sep 07 2021	SOCIETE GENERALE	20,316
INR	74,447,500	USD	1,000,000	Sep 13 2021	SOCIETE GENERALE	18,477
INR	81,464,883	USD	1,100,000	Sep 15 2021	SOCIETE GENERALE	14,239
INR	74,313,500	USD	1,000,000	Sep 20 2021	SOCIETE GENERALE	15,882
INR	73,278,500	USD	1,000,000	Sep 27 2021	SOCIETE GENERALE	983
INR	73,963,139	USD	1,000,000	Sep 30 2021	SOCIETE GENERALE	10,011
INR	80,666,300	USD	1,100,000	Oct 01 2021	SOCIETE GENERALE	1,438
JPY	97,318,010	USD	885,595	Sep 01 2021	SOCIETE GENERALE	(1,000)
JPY	97,318,010	USD	884,870	Sep 02 2021	SOCIETE GENERALE	(269)
JPY	158,518,300	AUD	2,000,000	Sep 14 2021	SOCIETE GENERALE	(22,173)
JPY	68,294,704	CAD	800,000	Sep 14 2021	SOCIETE GENERALE	(13,226)
JPY	57,142,183	GBP	375,000	Sep 14 2021	SOCIETE GENERALE	3,881
JPY	121,746,812	NZD	1,600,000	Sep 14 2021	SOCIETE GENERALE	(20,670)
KRW	919,816,000	USD	800,000	Sep 07 2021	SOCIETE GENERALE	(6,768)
KRW	924,840,000	USD	800,000	Sep 13 2021	SOCIETE GENERALE	(2,493)
KRW	449,526,658	USD	400,000	Sep 15 2021	SOCIETE GENERALE	(12,374)
KRW	942,072,000	USD	800,000	Sep 23 2021	SOCIETE GENERALE	12,269
KRW	933,544,000	USD	800,000	Sep 24 2021	SOCIETE GENERALE	4,907
KRW	929,984,000	USD	800,000	Sep 27 2021	SOCIETE GENERALE	1,808
MXN	9,500,000	USD	474,986	Sep 14 2021	SOCIETE GENERALE	(2,894)
NOK	7,000,000	SEK	6,937,632	Sep 02 2021	SOCIETE GENERALE	1,176
NOK	1,305,531	EUR	125,000	Sep 14 2021	SOCIETE GENERALE	2,529
NOK	3,517,344	USD	400,000	Sep 14 2021	SOCIETE GENERALE	4,571
NOK	13,768,152	EUR	1,350,000	Sep 15 2021	SOCIETE GENERALE	(10,863)
NZD	5,044,783	AUD	4,800,000	Sep 14 2021	SOCIETE GENERALE	43,071
NZD	2,400,000	JPY	182,685,600	Sep 14 2021	SOCIETE GENERALE	30,411
NZD	800,000	USD	561,321	Sep 14 2021	SOCIETE GENERALE	2,399
PHP	4,799,384	USD	100,000	Sep 15 2021	SOCIETE GENERALE	(3,562)
PLN	455,064	EUR	100,000	Sep 14 2021	SOCIETE GENERALE	706
PLN	1,359,963	EUR	300,000	Sep 15 2021	SOCIETE GENERALE	746
RUB	77,447,832	USD	1,050,000	Sep 15 2021	SOCIETE GENERALE	4,828
SEK	1,275,388	EUR	125,000	Sep 01 2021	SOCIETE GENERALE	199
SEK	10,193,667	EUR	1,000,000	Sep 14 2021	SOCIETE GENERALE	303
SEK	5,856,369	NOK	6,000,000	Sep 14 2021	SOCIETE GENERALE	(11,411)
SEK	3,430,486	USD	400,000	Sep 14 2021	SOCIETE GENERALE	(2,426)
SEK	14,171,207	EUR	1,400,000	Sep 15 2021	SOCIETE GENERALE	(11,181)
SGD	2,029,503	USD	1,500,000	Sep 14 2021	SOCIETE GENERALE	9,490
SGD	598,404	USD	450,000	Sep 15 2021	SOCIETE GENERALE	(4,924)
THB	11,457,314	USD	350,000	Sep 15 2021	SOCIETE GENERALE	5,439
TWD	13,916,689	USD	500,000	Sep 07 2021	SOCIETE GENERALE	2,159
TWD	13,911,000	USD	500,000	Sep 13 2021	SOCIETE GENERALE	1,950
TWD	8,265,979	USD	300,000	Sep 15 2021	SOCIETE GENERALE	(1,740)
TWD	5,567,000	USD	200,000	Sep 16 2021	SOCIETE GENERALE	873
TWD	8,348,700	USD	300,000	Sep 22 2021	SOCIETE GENERALE	1,242
TWD	8,373,600	USD	300,000	Sep 27 2021	SOCIETE GENERALE	2,139
TWD	8,313,000	USD	300,000	Oct 04 2021	SOCIETE GENERALE	(47)
USD	3,535,729	AUD	4,836,170	Sep 01 2021	SOCIETE GENERALE	(2,191)

The accompanying notes are an integral part of the consolidated financial statements.
17

Abbey Capital Multi Asset Fund

Consolidated Portfolio of Investments (Continued)

August 31, 2021

Currency Purchased		Currency Sold		Expiration Date	Counterparty	Unrealized Appreciation/ (Depreciation)
USD	3,060,772	AUD	4,195,718	Sep 02 2021	SOCIETE GENERALE	$(8,639)
USD	3,069,591	AUD	4,195,718	Sep 03 2021	SOCIETE GENERALE	165
USD	100,000	BRL	534,615	Sep 15 2021	SOCIETE GENERALE	(3,189)
USD	239,761	CAD	300,000	Sep 14 2021	SOCIETE GENERALE	1,983
USD	2,235,970	CHF	2,038,263	Sep 01 2021	SOCIETE GENERALE	10,130
USD	2,146,542	CHF	1,967,692	Sep 02 2021	SOCIETE GENERALE	(2,284)
USD	1,918,699	CHF	1,756,147	Sep 03 2021	SOCIETE GENERALE	846
USD	400,000	CLP	304,543,948	Sep 15 2021	SOCIETE GENERALE	6,691
USD	300,000	CNH	1,948,397	Sep 14 2021	SOCIETE GENERALE	(1,509)
USD	350,000	CNH	2,276,070	Sep 15 2021	SOCIETE GENERALE	(2,177)
USD	300,000	COP	1,155,606,875	Sep 15 2021	SOCIETE GENERALE	(6,357)
USD	18,188,273	EUR	15,418,703	Sep 01 2021	SOCIETE GENERALE	(17,684)
USD	17,604,368	EUR	14,918,703	Sep 02 2021	SOCIETE GENERALE	(11,530)
USD	17,619,302	EUR	14,918,703	Sep 03 2021	SOCIETE GENERALE	3,076
USD	293,880	EUR	250,000	Sep 14 2021	SOCIETE GENERALE	(1,391)
USD	4,741,370	GBP	3,445,012	Sep 01 2021	SOCIETE GENERALE	4,977
USD	4,738,959	GBP	3,445,012	Sep 02 2021	SOCIETE GENERALE	2,561
USD	173,309	GBP	125,000	Sep 14 2021	SOCIETE GENERALE	1,448
USD	300,000	HUF	89,949,920	Sep 14 2021	SOCIETE GENERALE	(4,202)
USD	100,000	ILS	326,141	Sep 17 2021	SOCIETE GENERALE	(1,680)
USD	100,000	INR	7,456,113	Sep 03 2021	SOCIETE GENERALE	(2,103)
USD	1,000,000	INR	74,539,250	Sep 07 2021	SOCIETE GENERALE	(20,387)
USD	1,000,000	INR	74,602,000	Sep 13 2021	SOCIETE GENERALE	(20,589)
USD	300,000	INR	22,458,414	Sep 15 2021	SOCIETE GENERALE	(7,176)
USD	1,000,000	INR	74,525,500	Sep 20 2021	SOCIETE GENERALE	(18,780)
USD	1,000,000	INR	74,391,500	Sep 27 2021	SOCIETE GENERALE	(16,187)
USD	1,000,000	INR	73,326,500	Sep 30 2021	SOCIETE GENERALE	(1,318)
USD	1,100,000	INR	80,849,734	Oct 01 2021	SOCIETE GENERALE	(3,943)
USD	1,100,000	INR	80,719,100	Oct 04 2021	SOCIETE GENERALE	(1,832)
USD	886,005	JPY	97,318,010	Sep 01 2021	SOCIETE GENERALE	1,410
USD	885,600	JPY	97,318,010	Sep 02 2021	SOCIETE GENERALE	998
USD	884,873	JPY	97,318,010	Sep 03 2021	SOCIETE GENERALE	266
USD	916,125	JPY	100,000,000	Sep 14 2021	SOCIETE GENERALE	7,050
USD	800,000	KRW	924,832,000	Sep 07 2021	SOCIETE GENERALE	2,442
USD	800,000	KRW	942,104,000	Sep 13 2021	SOCIETE GENERALE	(12,394)
USD	950,000	KRW	1,099,254,810	Sep 15 2021	SOCIETE GENERALE	2,114
USD	800,000	KRW	933,592,000	Sep 23 2021	SOCIETE GENERALE	(4,958)
USD	800,000	KRW	943,158,694	Sep 24 2021	SOCIETE GENERALE	(13,196)
USD	800,000	KRW	939,024,903	Sep 27 2021	SOCIETE GENERALE	(9,603)
USD	800,000	KRW	930,136,000	Oct 05 2021	SOCIETE GENERALE	(1,870)
USD	200,000	PHP	10,036,200	Sep 15 2021	SOCIETE GENERALE	(1,667)
USD	700,000	PLN	2,682,242	Sep 14 2021	SOCIETE GENERALE	(318)
USD	200,000	RUB	14,905,902	Sep 15 2021	SOCIETE GENERALE	(3,016)
USD	548	SEK	4,714	Sep 01 2021	SOCIETE GENERALE	1
USD	650,000	SGD	879,046	Sep 15 2021	SOCIETE GENERALE	(3,810)
USD	600,000	THB	19,407,381	Sep 15 2021	SOCIETE GENERALE	(2,073)
USD	600,000	TRY	5,430,887	Nov 10 2021	SOCIETE GENERALE	(29,714)
USD	500,000	TWD	13,918,500	Sep 07 2021	SOCIETE GENERALE	(2,225)
USD	500,000	TWD	13,924,100	Sep 13 2021	SOCIETE GENERALE	(2,423)
USD	250,000	TWD	6,954,847	Sep 15 2021	SOCIETE GENERALE	(951)

The accompanying notes are an integral part of the consolidated financial statements.
18

Abbey Capital Multi Asset Fund

Consolidated Portfolio of Investments (Concluded)

August 31, 2021

Currency Purchased		Currency Sold		Expiration Date	Counterparty	Unrealized Appreciation/ (Depreciation)
USD	200,000	TWD	5,558,211	Sep 16 2021	SOCIETE GENERALE	$(556)
USD	300,000	TWD	8,378,700	Sep 22 2021	SOCIETE GENERALE	(2,325)
USD	300,000	TWD	8,318,100	Sep 27 2021	SOCIETE GENERALE	(136)
USD	100,000	ZAR	1,539,282	Sep 14 2021	SOCIETE GENERALE	(5,757)
USD	250,000	ZAR	3,653,783	Sep 15 2021	SOCIETE GENERALE	(998)
ZAR	10,103,373	USD	700,000	Sep 14 2021	SOCIETE GENERALE	(5,843)
ZAR	5,574,657	USD	400,000	Sep 15 2021	SOCIETE GENERALE	(17,046)
Total Forward Foreign Currency Contracts						$(230,289)

AUD	Australian Dollar	LME	London Mercantile Exchange
BRL	Brazilian Real	MIB	Milano Indice di Borsa
CAD	Canadian Dollar	MXN	Mexican Peso
CHF	Swiss Franc	NOK	Norwegian Krone
CLP	Chilean Peso	NZD	New Zealand Dollar
CNH	Chinese Yuan Renminbi	OMX	Stockholm Stock Exchange
COP	Colombian Peso	PHP	Philippine Peso
CZK	Czech Koruna	PLN	Polish Zloty
DAX	Deutscher Aktienindex	RBOB	Reformulated Blendstock for Oxygenate Blending
DJIA	Dow Jones Industrial Average	RUB	Russian Ruble
EUR	Euro	SEK	Swedish Krona
FTSE	Financial Times Stock Exchange	SGD	Singapore Dollar
GBP	British Pound	THB	Thai Baht
HUF	Hungarian Forint	TRY	Turkish Lira
ILS	Israeli New Shekel	TWD	Taiwan Dollar
INR	Indian Rupee	USD	United States Dollar
JPY	Japanese Yen	WTI	West Texas Intermediate
KRW	Korean Won	ZAR	South African Rand

The accompanying notes are an integral part of the consolidated financial statements.
19

Abbey Capital Multi Asset Fund

Consolidated Statement of Assets And Liabilities

August 31, 2021

ASSETS
Investments, at value (cost $78,440,755)	$78,438,065
Deposits with broker for forward foreign currency contracts	2,572,910
Deposits with broker for futures contracts	10,936,330
Receivables for:
Capital shares sold	144,482
Interest and dividends receivable	24
Unrealized appreciation on forward foreign currency contracts	383,488
Unrealized appreciation on futures contracts	5,524,312
Prepaid expenses and other assets	17,363
Total assets	$98,016,974

LIABILITIES
Due to broker	5,360
Payables for:
Advisory fees	112,316
Capital shares redeemed	28,968
Administration and accounting services fees	11,631
Unrealized depreciation on forward foreign currency contracts	613,777
Unrealized depreciation on futures contracts	2,544,467
Other accrued expenses and liabilities	52,269
Total liabilities	$3,368,788
Net assets	$94,648,186

NET ASSETS CONSIST OF:
Par value	$7,903
Paid-in capital	93,552,682
Total distributable earnings/(losses)	1,087,601
Net assets	$94,648,186

CLASS I SHARES:
Net assets	$94,648,186
Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	7,903,191
Net asset value, offering and redemption price per share	$11.98

The accompanying notes are an integral part of the consolidated financial statements.
20

Abbey Capital Multi Asset Fund

Consolidated Statement of Operations

For the Year Ended August 31, 2021

INVESTMENT INCOME
Interest	$26,085
Total investment income	26,085
EXPENSES
Advisory fees (Note 2)	1,025,329
Administration and accounting services fees (Note 2)	89,093
Audit and tax service fees	68,280
Legal fees	35,116
Registration and filing fees	31,677
Director fees	17,704
Printing and shareholder reporting fees	8,677
Custodian fees (Note 2)	5,615
Officer fees	3,059
Transfer agent fees (Note 2)	3,004
Other expenses	33,148
Total expenses before waivers and/or reimbursements	1,320,702
Less: waivers and/or reimbursements (Note 2)	(254,268)
Net expenses after waivers and/or reimbursements	1,066,434
Net investment income/(loss)	(1,040,349)
NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS
Net realized gain/(loss) from:
Investments	(971)
Futures contracts	10,384,767
Foreign currency transactions	27,641
Forward foreign currency contracts	(275,844)
Net change in unrealized appreciation/(depreciation) on:
Investments	(2,820)
Futures contracts	301,716
Foreign currency translations	335
Forward foreign currency contracts	(306,725)
Net realized and unrealized gain/(loss) from investments	10,128,099
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$9,087,750

The accompanying notes are an integral part of the consolidated financial statements.
21

Abbey Capital Multi Asset Fund

Consolidated Statements of Changes in Net Assets

	For the Year Ended August 31, 2021	For the Year Ended August 31, 2020
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income/(loss)	$(1,040,349)	$(226,708)
Net realized gain/(loss) from investments, futures contracts, foreign currency transactions and forward foreign currency contracts	10,135,593	3,252,777
Net change in unrealized appreciation/(depreciation) on investments, futures contracts, foreign currency translations and forward foreign currency contracts	(7,494)	1,510,227
Net increase/(decrease) in net assets resulting from operations	9,087,750	4,536,296
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Total distributable earnings	(4,134,208)	(3,011,201)
Net decrease in net assets from dividends and distributions to shareholders	(4,134,208)	(3,011,201)
CAPITAL SHARE TRANSACTIONS:
Class I Shares
Proceeds from shares sold	52,031,717	5,162,687
Proceeds from reinvestment of distributions	4,109,948	2,892,850
Shares redeemed	(4,018,611)	(250,926)
Total from Class I Shares	52,123,054	7,804,611
Net increase/(decrease) in net assets from capital share transactions	52,123,054	7,804,611
Total increase/(decrease) in net assets	57,076,596	9,329,706
NET ASSETS:
Beginning of period	37,571,590	28,241,884
End of period	$94,648,186	$37,571,590
SHARE TRANSACTIONS:
Class I Shares
Shares sold	4,470,348	524,318
Shares reinvested	397,480	314,099
Shares redeemed	(359,377)	(25,056)
Total Class I Shares	4,508,451	813,361
Net increase/(decrease) in shares outstanding	4,508,451	813,361

The accompanying notes are an integral part of the consolidated financial statements.
22

Abbey Capital Multi Asset Fund

Consolidated Financial Highlights

Contained below is per share operating performance data for Class I Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the consolidated financial statements.

	For the Year Ended August 31, 2021	For the Year Ended August 31, 2020	For the Year Ended August 31, 2019	For the Period Ended August 31, 2018(1)
Per Share Operating Performance
Net asset value, beginning of period	$11.07	$10.94	$10.65	$10.00
Net investment income/(loss)(2)	(0.21)	(0.08)	0.02	(0.01)
Net realized and unrealized gain/(loss) from investments	2.21	1.38	1.09	0.66
Net increase/(decrease) in net assets resulting from operations	2.00	1.30	1.11	0.65
Dividends and distributions to shareholders from:
Net investment income	(0.17)	(0.96)	(0.36)	—
Net realized capital gains	(0.92)	(0.21)	(0.46)	—
Total dividends and distributions to shareholders	(1.09)	(1.17)	(0.82)	—
Net asset value, end of period	$11.98	$11.07	$10.94	$10.65
Total investment return/(loss)(3)	19.72%	13.97%	12.20%	6.50	%(4)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$94,948	$37,572	$28,242	$21,608
Ratio of expenses to average net assets with waivers and/or reimbursements (including interest expense)(6)	1.84%	1.79%	1.79%	1.79	%(5)
Ratio of expenses to average net assets with waivers and/or reimbursements (excluding interest expense)(6)	1.79%	1.79%	1.79%	1.79	%(5)
Ratio of expenses to average net assets without waivers and/or reimbursements (including interest expense)(6)	2.28%	2.45%	2.27%	2.84	%(5)
Ratio of net investment income/(loss) to average net assets	(1.80)%	(0.76)%	0.25%	(0.25	)%(5)
Portfolio turnover rate	0%	0%	0%	0	%(4)

(1)	Inception date of Class I Shares of the Fund was April 11, 2018.
(2)	Calculated based on average shares outstanding for the period.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of the period reported and includes reinvestments of dividends and distributions, if any.

(4)	Not annualized.
(5)	Annualized.
(6)

The Adviser has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit total annual Fund operating expenses (excluding acquired Fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) to 1.79% of the Fund’s average daily net assets attributable to Class I Shares.

The accompanying notes are an integral part of the consolidated financial statements.
23

Abbey Capital Multi Asset Fund

Notes To Consolidated Financial Statements

August 31, 2021

1. Organization and Significant Accounting Policies

The RBB Fund, Inc. (“RBB” or the “Company”) was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. RBB is a “series fund,” which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has thirty-nine separate investment portfolios, including the Abbey Capital Multi Asset Fund (the “Fund”), which commenced investment operations on April 11, 2018. The Fund is authorized to offer three classes of shares, Class A Shares, Class I Shares and Class C Shares. Class A Shares will be sold subject to a front-end maximum sales charge of 5.75%. Front-end sales charges may be reduced or waived under certain circumstances. Class A Shares and Class C Shares have not yet commenced operations as of the end of the reporting period.

RBB has authorized capital of one hundred billion shares of common stock of which 88.223 billion shares are currently classified into one hundred and ninety-three classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio.

The Fund seeks to achieve its investment objective by allocating its assets between a “Managed Futures” strategy, a “Long U.S. Equity” strategy and a “Fixed Income” strategy.

The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies.”

The end of the reporting period for the Fund is August 31, 2021, and the period covered by these Notes to Consolidated Financial Statements is the fiscal year ended August 31, 2021 (the “current fiscal period”).

Consolidation of Subsidiaries — The Managed Futures strategy is achieved by the Fund investing up to 25% of its total assets in ACMAF Master Offshore Limited (the “Cayman Subsidiary”), a wholly-owned and controlled subsidiary of the Fund organized under the acts of the Cayman Islands. Effective on or about November 12, 2020, the Fund’s previous wholly-owned subsidiary, the Abbey Capital Multi Asset Offshore Fund Limited, became a wholly-owned subsidiary of the Cayman Subsidiary through a share exchange between the Fund and the Cayman Subsidiary and registered as a segregated portfolio company under the acts of the Cayman Islands under the name ACMAF Offshore SPC (the “SPC”). The Cayman Subsidiary invests all or substantially all of its assets in segregated portfolios of the SPC. The Cayman Subsidiary serves solely as an intermediate entity through which the Fund invests in the SPC and makes no independent investment decisions and has no investment or other discretion over the Fund’s investable assets.

Effective on or about July 8, 2021, the Fund may also invest a portion of its assets in segregated series of another wholly-owned subsidiary of the Fund, the ACMAF Onshore Series LLC (the “Onshore Subsidiary”), a Delaware series limited liability company.

The consolidated financial statements of the Fund include the financial statements of the Cayman Subsidiary, the Onshore Subsidiary and SPC. The Fund consolidates the results of subsidiaries in which the Fund holds a controlling financial interest. All inter-company accounts and transactions have been eliminated. As of the end of the reporting period, the net assets of the Cayman Subsidiary and SPC were $19,534,430, which represented 20.64% of the Fund’s net assets. As of the end of the reporting period, the net assets of the Onshore Subsidiary were $13,369,117, which represented 14.13% of the Fund’s net assets.

Portfolio Valuation — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Fixed income securities are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings, and are deemed representative of market values at the close of the market. Forward exchange contracts are valued by interpolating between spot and forward currency rates as quoted by an independent pricing service. Futures contracts are generally valued using the settlement price determined by the

24

Abbey Capital Multi Asset Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2021

relevant exchange. If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Company’s Board of Directors (the “Board”). Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

Fair Value Measurements — The inputs and valuation techniques used to measure the fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

● Level 1 –	Prices are determined using quoted prices in active markets for identical securities.

● Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

● Level 3 –	Prices are determined using significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of the end of the reporting period, in valuing the Fund’s investments carried at fair value:

	Total	Level 1	Level 2	Level 3
Short-Term Investments	$78,438,065	$78,438,065	$—	$—
Commodity Contracts
Futures Contracts	2,437,021	2,437,021	—	—
Equity Contracts
Futures Contracts	2,862,308	2,862,308	—	—
Foreign Currency Contracts
Forward Foreign Currency Contracts	383,488	—	383,488	—
Futures Contracts	29,279	29,279	—	—
Interest Rate Contracts
Futures Contracts	195,704	195,704	—	—
Total Assets	$84,345,865	$83,962,377	$383,488	$—

	Total	Level 1	Level 2	Level 3
Commodity Contracts
Futures Contracts	$(2,092,942)	$(2,092,942)	$—	$—
Equity Contracts
Futures Contracts	(69,333)	(69,333)	—	—
Foreign Currency Contracts
Forward Foreign Currency Contracts	(613,777)	—	(613,777)	—
Futures Contracts	(73,957)	(73,957)	—	—
Interest Rate Contracts
Futures Contracts	(308,235)	(308,235)	—	—
Total Liabilities	$(3,158,244)	$(2,544,467)	$(613,777)	$—

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

25

Abbey Capital Multi Asset Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2021

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) requires the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for Level 3 transfers are disclosed if the Fund had an amount of total Level 3 transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

During the current fiscal period, the Fund had no Level 3 transfers.

Disclosures about Derivative instruments and Hedging Activities — Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivative instruments that the Fund used during the period include forward foreign currency contracts and futures contracts.

During the current fiscal period, the Fund used long and short contracts on U.S. and foreign equity market indices, U.S. and foreign government bonds, foreign currencies, interest rates and commodities (through investments in the Cayman Subsidiary and SPC), to gain investment exposure in accordance with its investment objective.

The following tables provide quantitative disclosures about fair value amounts of, and gains and losses on, the Fund’s derivative instruments as of and for the current fiscal period.

The following tables list the fair values of the Fund’s derivative holdings and location on the Consolidated Statement of Assets and Liabilities as of the end of the reporting period, grouped by derivative type and primary risk exposure category by contract type.

Derivative Type	Consolidated Statement of Assets and Liabilities Location	Equity Contracts	Interest Rate Contracts	Foreign Currency Contracts	Commodity Contracts	Total
Asset Derivatives
Forward Contracts (a)	Unrealized appreciation on forward foreign currency contracts	$—	$—	$383,488	$—	$383,488
Futures Contracts (a)	Unrealized appreciation on futures contracts	2,873,293	195,704	45,612	2,437,021	5,551,630
Total Value- Assets		$2,873,293	$195,704	$429,100	$2,437,021	$5,935,118
Liability Derivatives
Forward Contracts (a)	Unrealized depreciation on forward foreign currency contracts	$—	$—	$(613,777)	$—	$(613,777)
Futures Contracts (a)	Unrealized depreciation on futures contracts	(80,318)	(308,235)	(90,290)	(2,092,942)	(2,571,785)
Total Value- Liabilities		$(80,318)	$(308,235)	$(704,067)	$(2,092,942)	$(3,185,562)

(a)	This amount represents the cumulative appreciation/(depreciation) of forwards and futures contracts as reported on the Consolidated Portfolio of Investments.

26

Abbey Capital Multi Asset Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2021

The following table lists the amounts of realized gains/(losses) included in net increase/(decrease) in net assets resulting from operations during the current fiscal period, grouped by derivative type and primary risk exposure category by contract type.

Derivative Type	Consolidated Statement of Operations Location	Equity Contracts	Interest Rate Contracts	Foreign Currency Contracts	Commodity Contracts	Total
Realized Gain/(Loss)
Futures Contracts	Net realized gain/(loss) from Futures Contracts	$8,746,825	$(1,167,660)	$(1,068,527)	$3,874,129	$10,384,767
Forward Contracts	Net realized gain/(loss) from Forward Foreign Currency Contracts	—	—	(275,844)	—	(275,844)
Total Realized Gain/(Loss)		$8,746,825	$(1,167,660)	$(1,344,371)	$3,874,129	$10,108,923

The following table lists the amounts of change in unrealized appreciation/(depreciation) included in net increase/(decrease) in net assets resulting from operations during the current fiscal period, grouped by derivative type and primary risk exposure category by contract type.

Derivative Type	Consolidated Statement of Operations Location	Equity Contracts	Interest Rate Contracts	Foreign Currency Contracts	Commodity Contracts	Total
Change in Unrealized Appreciation/(Depreciation)
Futures Contracts	Net change in unrealized appreciation/(depreciation) on futures contracts	$389,599	$(138,858)	$(273,000)	$323,975	$301,716
Forward Contracts	Net change in unrealized appreciation/(depreciation) on forward foreign currency contracts	—	—	(306,725)	—	(306,725)
Total Change in Unrealized Appreciation/(Depreciation)		$389,599	$(138,858)	$(579,725)	$323,975	$(5,009)

During the current fiscal period, the Fund’s quarterly average volume of derivatives was as follows:

Long Futures Notional Amount	Short Futures Notional Amount	Forward Foreign Currency Contracts — Payable (Value at Trade Date)	Forward Foreign Currency Contracts — Receivable (Value at Trade Date)
$313,677,207	$(104,723,316)	$(131,299,115)	$131,261,304

For financial reporting purposes, the Fund does not offset fair value amounts recognized for derivative instruments and fair value amounts recognized for the right to reclaim cash collateral (receivables) or the obligation to return cash collateral (payables) arising from derivative instruments recognized at fair value executed with the same counterparty under a master netting arrangement.

27

Abbey Capital Multi Asset Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2021

The following is a summary of financial and derivative instruments that are subject to enforceable master netting agreements (or similar arrangements) and collateral received and pledged in connection with the master netting agreements (or similar arrangements).

		Gross Amount Not Offset in Consolidated Statement of Assets and Liabilities				Gross Amount Not Offset in Consolidated Statement of Assets and Liabilities
Description	Gross Amount Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amount(1)	Gross Amount Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged(2)	Net Amount(3)
	Assets				Liabilities
Forward Foreign Currency Contracts	$383,488	$(383,488)	$—	$—	$613,777	$(383,488)	$(230,289)	$—

(1)	Net amount represents the net amount receivable from the counterparty in the event of default.

(2)	Actual collateral pledged may be more than the amount shown.

(3)	Net amount represents the net amount payable to the counterparty in the event of default.

Use of Estimates — The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and those differences could be significant.

Investment Transactions, Investment Income and Expenses — The Fund records security transactions based on trade date for financial reporting purposes. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income (including amortization of premiums and accretion of discounts) is accrued when earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund’s investment income, expenses (other than class specific expenses) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Certain expenses are shared with PENN Capital Funds Trust (the “Trust”), a series trust of affiliated funds. Expenses incurred on behalf of a specific class, fund or fund family of the Company or Trust are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all funds (such as director or professional fees) are charged to all funds in proportion to their average net assets of RBB and the Trust, or in such other manner as the Board deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are accrued daily and taken into account for the purpose of determining the NAV of the Fund.

Dividends and Distributions to Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid at least annually to shareholders and recorded on the ex-dividend date. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

U.S. Tax Status — No provision is made for U.S. income taxes as it is the Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

28

Abbey Capital Multi Asset Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2021

The Cayman Subsidiary is registered as an “exempted company” and the SPC as an “exempted segregated portfolio company” pursuant to the Companies Act (Revised) of the Cayman Islands (as amended). Each of the Cayman Subsidiary and the SPC has received an undertaking from the Governor in Cabinet of the Cayman Islands to the effect that, for a period of twenty years from the date of the undertaking, no act that thereafter is enacted in the Cayman Islands imposing any tax or duty to be levied on profits, income or on gains or appreciation, or any tax in the nature of estate duty or inheritance tax, will apply to any property comprised in or any income arising under the Cayman Subsidiary or the SPC, or to the shareholders thereof, in respect of any such property or income. For U.S. federal income tax purposes, the Cayman Subsidiary is treated as a “controlled foreign corporation” and the SPC is treated as disregarded from its owner, the Cayman Subsidiary, for U.S. income tax purposes. The Onshore Subsidiary is treated as an entity disregarded from its owner, the Fund, for U.S. income tax purposes.

Foreign Currency Translation — Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars based on the applicable exchange rates at the date of the last business day of the financial statement period. Purchases and sales of securities, interest income, dividends, variation margin received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rates in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices of securities held. Such changes are included with the net realized gain or loss and change in unrealized appreciation or depreciation on investments in the Consolidated Statement of Operations. Other foreign currency transactions resulting in realized and unrealized gain or loss are reported separately as net realized gain or loss and change in unrealized appreciation or depreciation on foreign currencies in the Consolidated Statement of Operations.

Currency Risk —Investment in foreign securities involves currency risk associated with securities that trade or are denominated in currencies other than the U.S. dollar and which may be affected by fluctuations in currency exchange rates. An increase in the strength of the U.S. dollar relative to a foreign currency may cause the U.S. dollar value of an investment in that country to decline. Foreign currencies also are subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government controls. Forward foreign currency exchange contracts may limit potential gains from a favorable change in value between the U.S. dollar and foreign currencies. Unanticipated changes in currency pricing may result in poorer overall performance for the Fund than if it had not engaged in these contracts.

Commodity Sector Risk — Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The prices of energy, industrial metals, precious metals, agriculture and livestock sector commodities may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies. The commodity-linked securities in which the Fund invests may be issued by companies in the financial services sector, and events affecting the financial services sector may cause the Fund’s share value to fluctuate.

Foreign Securities Market Risk — A substantial portion of the trades of the Fund are expected to take place on markets or exchanges outside the United States. There is no limit to the amount of assets of the Fund that may be committed to trading on foreign markets. The risk of loss in trading foreign futures and options on futures contracts can be substantial. Participation in foreign futures and options on futures contracts involves the execution and clearing of trades on, or subject to the rules of, a foreign board of trade or exchange. Some of these foreign markets, in contrast to U.S. exchanges, are so-called principals’ markets in which performance is the responsibility only of the individual counterparty with whom the trader has entered into a commodity interest transaction and not of the exchange or clearing corporation. In these kinds of markets, there is risk of bankruptcy or other failure or refusal to perform by the counterparty.

29

Abbey Capital Multi Asset Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2021

Counterparty Risk — The derivative contracts entered into by the Fund, the Cayman Subsidiary or the SPC may be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. Relying on a counterparty exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. If a counterparty defaults on its payment obligations to the Fund, this default will cause the value of an investment in the Fund to decrease.

Credit Risk — Credit risk refers to the possibility that the issuer of the security or a counterparty in respect of a derivative instrument will not be able to satisfy its payment obligations to the Fund when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. Securities rated in the four highest categories by the rating agencies are considered investment grade, but they may also have some speculative characteristics. Investment grade ratings do not guarantee that bonds will not lose value or default. In addition, the credit quality of securities may be lowered if an issuer’s financial condition changes.

Coronavirus (COVID-19) Pandemic — The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. Although vaccines for COVID-19 are becoming more widely available, the ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual companies are not known. The operational and financial performance of individual companies and the market in general depends on future developments, including the duration and spread of the outbreak and the pace of recovery which may vary from market to market, and such uncertainty may in turn adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

Futures Contracts — The Fund uses futures contracts in the normal course of pursuing its investment objective. Upon entering into a futures contract, the Fund must deposit initial margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets. Pursuant to the futures contract, the Fund agrees to receive from, or pay to the broker, an amount of cash equal to the daily fluctuation in value of the contract. Such a receipt of payment is known as “variation margin” and is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contract. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities. Use of long futures contracts subjects the Fund to risk of loss in excess of the amount shown on the Consolidated Statement of Assets and Liabilities, up to the notional value of the futures contract. Use of short futures contracts subjects the Fund to unlimited risk of loss.

Forward Foreign Currency Contracts — In the normal course of pursuing its investment objectives, the Fund is subject to foreign investment and currency risk. The Fund uses forward foreign currency contracts (“forward contracts”) for purposes of hedging, duration management, as a substitute for securities, to increase returns, for currency hedging or risk management, or to otherwise help achieve the Fund’s investment objective. These contracts are marked-to-market daily at the applicable translation rates. The Fund records realized gains or losses at the time the forward contract is closed. A forward contract is extinguished through a closing transaction or upon delivery of the currency or entering an offsetting contract. Risks may arise upon entering these contracts from the potential inability of a counterparty to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar or other currencies. The Fund’s maximum risk of loss from counterparty credit risk related to forward foreign currency contracts is the fair value of the contract. The risk may be mitigated to some extent if a master netting arrangement between the Fund and the counterparty is in place and to the extent the Fund obtains collateral to cover the Fund’s exposure to the counterparty.

Cash and Cash Equivalents — Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

30

Abbey Capital Multi Asset Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2021

Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, the Fund expects the risk of material loss from such claims to be remote.

2. Investment Adviser and Other Services

Abbey Capital Limited (“Abbey Capital” or the “Adviser”) serves as the investment adviser to the Fund, the Cayman Subsidiary, Onshore Subsidiary and the SPC. The Adviser allocates the assets of the Onshore Subsidiary and SPC (via the Cayman Subsidiary) to one or more Trading Advisers unaffiliated with the Adviser to manage. The Adviser also has the ultimate responsibility to oversee the Trading Advisers, and to recommend their hiring, termination and replacement, subject to approval by the Board. The Fund compensates the Adviser for its services at an annual rate based on the Fund’s average daily net assets (the “Advisory Fee”), payable on a monthly basis in arrears, as shown in the following table. The Adviser compensates the Trading Advisers out of the Advisory Fee.

The Adviser has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit total annual Fund operating expenses (excluding certain items discussed below) to the rates (“Expense Caps”) shown in the following table of the Fund’s average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net total annual Fund operating expenses to exceed the Expense Caps as applicable: acquired fund fees and expenses, brokerage commissions, extraordinary expenses, interest and taxes. This contractual limitation is in effect until December 31, 2021 and may not be terminated without the approval of the Board. The Adviser may discontinue these arrangements at any time after December 31, 2021.

Advisory Fee	Expense Caps
	Class A	Class I	Class C
1.77%	2.04%	1.79%	2.79%

During the current fiscal period, investment advisory fees accrued, waived and/or reimbursed were as follows:

Gross Advisory Fees	Waivers and/or Reimbursements	Net Advisory Fees
$1,025,329	$(254,268)	$771,061

If at any time the Fund’s total annual fund operating expenses (not including acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) for a year are less than the relevant share class’s Expense Cap, the Adviser may recoup any waived or reimbursed amounts from the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement.

As of the end of the reporting period, the Fund had amounts available for recoupment as follows:

Expiration
August 31, 2022	August 31, 2023	August 31, 2024	Total
$106,779	$195,654	$254,268	$556,701

31

Abbey Capital Multi Asset Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2021

Aspect Capital Limited, Crabel Capital Management, LLC, Eclipse Capital Management, Inc., Revolution Capital Management, LLC, Tudor Investment Corporation and Welton Investment Partners, LLC each served as a Trading Adviser to the Fund during the period.

U.S. Bancorp Fund Services, LLC (“Fund Services”), doing business as U.S. Bank Global Fund Services, serves as administrator for the Fund. For providing administrative and accounting services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Fund Services serves as the Fund’s transfer and dividend disbursing agent. For providing transfer agent services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

U.S. Bank, N.A. (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Quasar Distributors, LLC (the “Distributor”), a wholly-owned broker-dealer subsidiary of Foreside Financial Group, LLC, serves as the principal underwriter and distributor of the Fund’s shares pursuant to a Distribution Agreement with RBB.

For compensation amounts paid to Fund Services and the Custodian, please refer to the Consolidated Statement of Operations.

The Board has adopted a Plan of Distribution for the Class A Shares and Class C Shares (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund’s distributor is entitled to receive from the Fund a distribution fee with respect to the Shares, which is accrued daily and paid monthly, of up to 0.25% on an annualized basis of the average daily net assets of the Class A Shares and up to 1.00% of the Class C Shares. The actual amount of such compensation under the Plan is agreed upon by the Board and by the Distributor. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Amounts paid to the Distributor under the Plan may be used by the Distributor to cover expenses that are related to (i) the sale of the Shares, (ii) ongoing servicing and/or maintenance of the accounts of shareholders, and (iii) sub-transfer agency services, subaccounting services or administrative services related to the sale of the Shares, all as set forth in the Fund’s 12b-1 Plan.

3. Director And Officer Compensation

The Directors of the Company receive an annual retainer and meeting fees for meetings attended. An employee of Vigilant Compliance, LLC serves as President and Chief Compliance Officer of the Company. Vigilant Compliance, LLC is compensated for the services provided to the Company. Employees of RBB serve as Treasurer, Secretary and Director of Marketing & Business Development of the Company. They are compensated for services provided. Certain employees of Fund Services serve as officers of the Company. They are not compensated by the Fund or the Company. For Director and Officer compensation amounts, please refer to the Consolidated Statement of Operations.

4. Purchases and Sales of Investment Securities

During the current fiscal period, there were no purchases or sales of investment securities or long-term U.S. Government securities (excluding short-term investments and derivative transactions) by the Fund.

5. Federal Income Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The

32

Abbey Capital Multi Asset Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2021

Fund has determined that there was no effect on the consolidated financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

As of August 31, 2021, the federal tax cost and aggregate gross unrealized appreciation and depreciation of investments held by the Fund were as follows(a):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$95,554,734	$1,972,679	$(8,981,830)	$(7,009,151)

(a)

The difference between the book basis and tax basis cost and aggregate gross unrealized appreciation and depreciation of investments is attributable primarily to timing differences related to taxable income from a wholly-owned controlled foreign corporation.

Distributions to shareholders, if any, from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying consolidated financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

Permanent differences as of August 31, 2021, primarily attributable to disallowed book income from the Cayman Subsidiary were reclassified to the following accounts:

Distributable Earnings/(Loss)	Paid-In Capital
$(4,568,602)	$4,568,602

As of August 31, 2021, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards	Qualified Late-Year Losses	Other Temporary Differences
$6,725,687	$2,364,476	$(8,002,562)	$—	$—	$—

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains of the Cayman Subsidiary for federal income tax purposes.

The tax character of dividends and distributions paid during the fiscal years ended August 31, 2021 and August 31, 2020 were as follows:

	Ordinary Income	Long-Term Gains	Total
2021	$2,064,972	$2,069,235	$4,134,207
2020	$2,675,202	$335,999	$3,011,201

33

Abbey Capital Multi Asset Fund

Notes To Consolidated Financial Statements (Concluded)

August 31, 2021

6. NEW ACCOUNTING PRONOUNCEMENTS AND REGULATORY UPDATES

In October 2020, the Securities and Exchange Commission (“SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and require funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. Funds will be required to comply with Rule 18f-4 by August 19, 2022. It is not currently clear what impact, if any, Rule 18f-4 will have on the availability, liquidity or performance of derivatives. Management is currently evaluating the potential impact of Rule 18f-4 on the Fund. When fully implemented, Rule 18f-4 may require changes in how the Fund uses derivatives, adversely affect the Fund’s performance and increase costs related to the Fund’s use of derivatives.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Fund will be required to comply with the rules by September 8, 2022. Management is currently assessing the potential impact of the new rules on the Fund’s financial statements.

7. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no significant events requiring recognition or disclosure in the financial statements.

34

Abbey Capital Multi Asset Fund

Report of Independent Registered Public Accounting Firm

To the Board of Directors of The RBB Fund, Inc. and
Shareholders of Abbey Capital Multi Asset Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Abbey Capital Multi Asset Fund (the “Fund”) (one of the portfolios constituting The RBB Fund, Inc. (the “Company”)), including the consolidated portfolio of investments, as of August 31, 2021, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the three years in the period then ended and the period from April 11, 2018 (commencement of operations) to August 31, 2018 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund (one of the portfolios constituting The RBB Fund, Inc.) at August 31, 2021, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and its consolidated financial highlights for each of the three years in the period then ended and for the period from April 11, 2018 (commencement of operations) to August 31, 2018, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Abbey Capital investment companies since 2014.

Philadelphia, Pennsylvania
October 29, 2021

35

Abbey Capital Multi Asset Fund

Shareholder Tax Information

(Unaudited)

Certain tax information regarding the Fund is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended August 31, 2021. The information and distribution reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2021. During the fiscal year ended August 31, 2021, the Fund paid no ordinary income dividends to its shareholders. Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) for the Fund is 68.17%.

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2021. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2022.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

36

Abbey Capital Multi Asset Fund

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve-month period ended June 30 are available without charge, upon request, by calling (844) 261-6484 and on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Company files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) as an exhibit to its report on Form N-PORT. The Company’s Form N-PORT is available on the SEC’s website at http://www.sec.gov.

Approval of Advisory Agreements and Trading Advisory Agreements

As required by the 1940 Act, the Board, including all of the Directors who are not “interested persons” of the Company, as that term is defined in the 1940 Act (the “Independent Directors”), considered the renewals of (1) the investment advisory agreement between Abbey Capital and the Company on behalf of the Fund (the “Investment Advisory Agreement”), (2) the advisory agreement between Abbey Capital and the Cayman Subsidiary (together with the Investment Advisory Agreement, the “Advisory Agreements”), and (3) the trading advisory agreements among Abbey Capital and Aspect Capital Limited, Crabel Capital Management, LLC, Eclipse Capital Management, Inc., Revolution Capital Management, LLC, Tudor Investment Corporation and Welton Investment Partners LLC (each, a “Trading Adviser”)(the “Trading Advisory Agreements”), at a meeting of the Board held on May 12-13, 2021 (the “Meeting”). At the Meeting, the Board, including all of the Independent Directors, approved the Advisory Agreements and the Trading Advisory Agreements for an additional one-year term ending August 16, 2022. The Board’s decision to approve the Advisory Agreements and the Trading Advisory Agreements reflects the exercise of its business judgment to continue the existing arrangement. In approving the Advisory Agreements and the Trading Advisory Agreements, the Board considered information provided by Abbey Capital and each of the Trading Advisers with the assistance and advice of counsel to the Independent Directors and the Company.

In considering the renewal and approval of theAdvisory Agreements and the Trading Advisory Agreements between Abbey Capital and each Trading Adviser with respect to the Fund, the Directors took into account all materials provided prior to and during the Meeting and at other meetings throughout the past year, the presentations made during the Meeting, and the discussions held during the Meeting. Among other things, the Directors considered (i) the nature, extent, and quality of services provided to the Fund by Abbey Capital and each Trading Adviser; (ii) descriptions of the experience and qualifications of the personnel providing those services; (iii) Abbey Capital’s and the Trading Advisers’ investment philosophies and processes; (iv) Abbey Capital’s and the Trading Advisers’ assets under management and client descriptions; (v) Abbey Capital’s and the Trading Advisers’ soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vi) Abbey Capital’s and the Trading Advisers’ advisory fee arrangements with the Company and other similarly managed clients, as applicable; (vii) Abbey Capital’s and the Trading Advisers’ compliance procedures; (viii) Abbey Capital’s and the Trading Advisers’ financial information and insurance coverage, as applicable, and Abbey Capital’s profitability analysis; (ix) the extent to which economies of scale are relevant to the Fund; (x) a report prepared by Broadridge/Lipper comparing the Fund’s management fees and total expense ratio to those of its Lipper Group and comparing the performance of the Fund to the performance of its Lipper Group; and (xi) a report comparing the performance of the Fund to the performance of its benchmark.

As part of their review, the Directors considered the nature, extent and quality of the services provided by Abbey Capital and each Trading Adviser. The Directors concluded that Abbey Capital and each Trading Adviser had substantial resources to provide services to the Fund and the Cayman Subsidiary, as applicable.

37

Abbey Capital Multi Asset Fund

Other Information (Concluded)

(Unaudited)

The Directors also considered the investment performance of the Fund, noting that the Fund had outperformed its benchmark, S&P 500 Total Return Index, for the year-to-date period, and underperformed its benchmark for the one-year, three-year, five-year, and ten-year periods, each ended March 31, 2021. The Directors considered the Fund’s investment performance in light of its investment objective and investment strategies. The Directors noted that the Fund ranked in the 1st quintile within its Lipper Performance Group for the one-year, two-year and since-inception periods ended December 31, 2020.

The Board also considered the advisory fee rate payable by the Fund under the Investment Advisory Agreement. In this regard, information on the fees paid by the Fund and the Fund’s total operating expense ratio (before and after fee waivers and expense reimbursements) were compared to similar information for mutual funds advised by other, unaffiliated investment advisory firms. The Directors noted that the Fund’s actual advisor fee ranked in the 3rd quintile of its Lipper Expense Group, and that the total expenses of the Fund ranked in the 4th quintile of its Lipper Expense Group. The Directors also considered the fees payable to each Trading Adviser under the Trading Advisory Agreements and the information provided by Abbey Capital on the services provided by the different Trading Advisers. In this regard, the Directors noted that the fees for each Trading Adviser were payable by Abbey Capital. The Directors noted that Abbey Capital had contractually agreed to waive management fees and reimburse expenses through at least December 31, 2021 to limit total annual operating expenses to agreed upon levels for the Fund.

After reviewing the information regarding Abbey Capital’s and the Trading Advisers’ costs, profitability and economies of scale, and after considering the services to be provided by Abbey Capital and each Trading Adviser, the Directors concluded that the investment advisory fees to be paid by the Fund to Abbey Capital and the trading advisory fees to be paid by Abbey Capital to each Trading Adviser were fair and reasonable and that the Advisory Agreements and Trading Advisory Agreements should be approved and continued for additional one-year period ending August 16, 2022.

38

Abbey Capital Multi Asset Fund

Company Management

(Unaudited)

Directors and Executive Officers

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their ages, business addresses and principal occupations during the past five years are set forth below. The statement of additional information (“SAI”) includes additional information about the Directors and is available without charge, upon request, by calling (844) 261-6484.

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
Independent Directors
Julian A. Brodsky 615 East Michigan Street Milwaukee, WI 53202 Age: 88	Director	1988 to present	From 1969 to 2011, Director and Vice Chairman, Comcast Corporation (cable television and communications).	46	AMDOCS Limited (service provider to telecommunications companies).
J. Richard Carnall 615 East Michigan Street Milwaukee, WI 53202 Age: 82	Director	2002 to present	Since 1984, Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.); since 2004, Director of Cornerstone Bank.	46	None.
Gregory P. Chandler 615 East Michigan Street Milwaukee, WI 53202 Age: 54	Director	2012 to present	Since 2020, Chief Financial Officer, Herspiegel Consulting LLC (life sciences consulting services); 2020, Chief Financial Officer, Avocado Systems Inc. (cyber security software provider); 2009-2020, Chief Financial Officer, Emtec, Inc. (information technology consulting/services).	46

Emtec, Inc. (until December 2019); FS Investment Corporation (business development company) (until December 2018); FS Energy and Power Fund (business development company); Wilmington Funds (12 portfolios) (registered investment company).

Nicholas A. Giordano 615 East Michigan Street Milwaukee, WI 53202 Age: 78	Director	2006 to present	Since 1997, Consultant, financial services organizations.	46

IntriCon Corporation (biomedical device manufacturer); Kalmar Pooled Investment Trust (registered investment company) (until September 2017); Wilmington Funds (12 portfolios) (registered investment company); Independence Blue Cross (healthcare insurance) (until 2021).

Arnold M. Reichman 615 East Michigan Street Milwaukee, WI 53202 Age: 73	Chairman Director	2005 to present 1991 to present	Retired.	46	EIP Investment Trust (registered investment company).

39

Abbey Capital Multi Asset Fund

Company Management (Continued)

(Unaudited)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
Brian T. Shea 615 East Michigan Street Milwaukee, WI 53202 Age: 61	Director	2018 to present	From 2014-2017, Chief Executive Officer, BNY Mellon Investment Services (fund services, global custodian and securities clearing firm); from 1983-2014, Chief Executive Officer and various positions, Pershing LLC (broker dealer, clearing and custody firm).	46

WisdomTree Investments, Inc. (asset management company) (until March 2019); Fidelity National Information Services, Inc. (financial services technology company); Ameriprise Financial, Inc. (financial services company).

Robert A. Straniere 615 East Michigan Street Milwaukee, WI 53202 Age: 80	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; since 1980, Founding Partner, Straniere Law Group (law firm).	46	None.
Interested Director[2]
Robert Sablowsky 615 East Michigan Street Milwaukee, WI 53202 Age: 83	Vice Chairman Director	2016 to present 1991 to present	Since 2002, Senior Director – Investments and, prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	46	None.
Officers
Salvatore Faia, JD, CPA, CFE Vigilant Compliance, LLC Gateway Corporate Center, Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 58	President Chief Compliance Officer	2009 to present 2004 to present

Since 2004, President, Vigilant Compliance, LLC (investment management services company); since 2005, Independent Trustee of EIP Investment Trust (registered investment company); since 2021, President and Chief Compliance Officer of Penn Capital Funds Trust.

				N/A	N/A
James G. Shaw 615 East Michigan Street Milwaukee, WI 53202 Age: 60	Treasurer and Secretary	2016 to present

Treasurer and Secretary of The RBB Fund, Inc. (since 2016) and Penn Capital Funds Trust (since 2021); from 2005 to 2016, Assistant Treasurer of The RBB Fund, Inc.; from 1995 to 2016, Senior Director and Vice President of BNY Mellon Investment Servicing (US) Inc. (financial services company).

				N/A	N/A
Craig A. Urciuoli 615 East Michigan Street Milwaukee, WI 53202 Age: 46	Director of Marketing & Business Development	2019 to present

Director of Marketing & Business Development of The RBB Fund, Inc. (since 2019) and Penn Capital Funds Trust (since 2021); from 2000-2019, Managing Director, Third Avenue Management LLC (investment advisory firm).

				N/A	N/A

40

Abbey Capital Multi Asset Fund

Company Management (Continued)

(Unaudited)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
Jennifer Witt 615 East Michigan Street Milwaukee, WI 53202 Age: 38	Assistant Treasurer	2018 to present

Since 2020, Vice President, U.S. Bank Global Fund Services (fund administrative services firm); from 2016 to 2020, Assistant Vice President, U.S. Bank Global Fund Services; from 2007 to 2016, Supervisor, Nuveen Investments (registered investment company).

				N/A	N/A
Edward Paz 615 East Michigan Street Milwaukee, WI 53202 Age: 50	Assistant Secretary	2016 to present	Since 2007, Vice President and Counsel, U.S. Bancorp Fund Services, LLC (fund administrative services firm).	N/A	N/A
Michael P. Malloy One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 62	Assistant Secretary	1999 to present	Since 1993, Partner, Faegre Drinker Biddle & Reath LLP (law firm).	N/A	N/A
Jillian L. Bosmann One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 42	Assistant Secretary	2017 to present	Since 2017, Partner, Faegre Drinker Biddle & Reath LLP (law firm).	N/A	N/A

*	Each Director oversees 46 portfolios of the fund complex, consisting of the series in the Company and Penn Capital Funds Trust (7 portfolios).

1.

Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his or her successor is elected and qualified or his or her death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved waivers of the policy with respect to Messrs. Brodsky, Carnall, Giordano, Sablowsky and Straniere. Each officer holds office at the pleasure of the Board until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

2.

Mr. Sablowsky is considered an “interested person” of the Company as that term is defined in the 1940 Act and is referred to as an “Interested Director.” Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as an employee of Oppenheimer & Co., Inc., a registered broker-dealer.

41

Abbey Capital Multi Asset Fund

Company Management (Concluded)

(Unaudited)

Director Experience, Qualifications, Attributes and/or Skills

The information above includes each Director’s principal occupations during the past five years. Each Director possesses extensive additional experience, skills and attributes relevant to his qualifications to serve as a Director. The cumulative background of each Director led to the conclusion that each Director should serve as a Director of the Company. Mr. Giordano has years of experience as a consultant to financial services organizations and also serves on the boards of other registered investment companies. Mr. Reichman brings decades of investment management experience to the Board, in addition to senior executive-level management experience. Mr. Straniere has been a practicing attorney for over 30 years and has served on the boards of an asset management company and another registered investment company. Mr. Brodsky has over 40 years of senior executive level management experience in the cable television and communications industry. Mr. Sablowsky has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the financial services industry. Mr. Carnall has decades of senior executive-level management experience in the banking and financial services industry and also serves on the boards of various corporations and a bank. Mr. Chandler has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the investment technology consulting/services and investment banking/brokerage industries, and also serves on various boards. Mr. Shea has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the brokerage, clearing and investment services industry, including service on the boards of industry regulatory organizations and a university.

42

Abbey Capital Multi Asset Fund

Privacy Notice

(Unaudited)

Abbey Capital Multi Asset Fund

FACTS	WHAT DOES THE ABBEY CAPITAL MULTI ASSET FUND DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number

● account balances

● account transactions

● transaction history

● wire transfer instructions

● checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Abbey Capital Multi Asset Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your information	Does the Abbey Capital Multi Asset Fund share?	Can you limit this sharing?
For our everyday business purpose — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share.
For affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-844-261-6484 or go to www.abbeycapital.com

43

Abbey Capital Multi Asset Fund

Privacy Notice (Continued)

(Unaudited)

What we do
How does the Abbey Capital Multi Asset Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does the Abbey Capital Multi Asset Fund collect my personal information?

We collect your personal information, for example, when you

● open an account

● provide account information

● give us your contact information

● make a wire transfer

● tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes — information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

European Union’s General Data Protection Regulation

In addition to the above information, where applicable, you have the following rights under the European Union’s General Data Protection Regulation (“GDPR”) and U.S. Privacy Laws, as applicable and to the extent permitted by law, to

● Check whether we hold personal information about you and to access such data (in accordance with our policy)

● Request the correction of personal information about you that is inaccurate

● Have a copy of the personal information we hold about you provided to you or another “controller” where technically feasible

● Request the erasure of your personal information

● Request the restriction of processing concerning you

The legal grounds for processing of your personal information is for contractual necessity and compliance with law.

If you wish to exercise any of your rights above, please call: 1-844-261-6484.
You are required to ensure the personal information we hold about you is up-to-date and accurate and you must notify us of any changes to the personal data you provided to us.

44

Abbey Capital Multi Asset Fund

Privacy Notice (Concluded)

(Unaudited)

The Abbey Capital Multi Asset Fund shall retain your personal data for as long as you are an investor in the Fund and thereafter as long as necessary to comply with applicable laws that require the Fund to retain your personal data, such as the Securities and Exchange Commission’s data retention rules. Your personal data will be transferred to the United States so that the Fund may provide the agreed upon services for you. No adequacy decision has been rendered by the European Commission as to the data protection of your personal data when transferring it to the United States. However, the Fund does take the security of your personal data seriously.

You also have the right to lodge a complaint with the appropriate regulatory authority with respect to issues you may have.
Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

● Our affiliates include Abbey Capital Multi Asset Fund’s investment adviser, Abbey Capital Limited, and each sub-adviser.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Abbey Capital Multi Asset Fund doesn’t share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● The Abbey Capital Multi Asset Fund does not jointly market.
Controller

“Controller” means the natural or legal person, public authority, agency or other body which, alone or jointly with others, determines the purposes and means of the processing of personal data; where the purposes and means of such processing are determined by European Union or European Member State law, the controller or the specific criteria for its nomination may be provided for by European Union or European Member State law.

45

Investment Adviser
Abbey Capital Limited
1-2 Cavendish Row
Dublin 1, Ireland

Administrator and Transfer Agent
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201

Principal Underwriter
Quasar Distributors, LLC
111 E Kilbourn Ave, Suite 2200
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm
Ernst & Young LLP
One Commerce Square
2005 Market Street, Suite 700
Philadelphia, PA 19103

Legal Counsel
Faegre Drinker Biddle & Reath LLP.
One Logan Square, Suite 2000
Philadelphia, PA 19103-6996

AMA-AR21

ADARA SMALLER COMPANIES FUND

of

The RBB Fund, Inc.

ANNUAL REPORT

August 31, 2021

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

ADARA SMALLER COMPANIES FUND

ANNUAL INVESTMENT ADVISER’S REPORT

AUGUST 31, 2021 (UNAUDITED)

Dear Shareholder,

The Adara Smaller Companies Fund (the “Fund”) generated a return of 58.41% in the fiscal year ended August 31, 2021, and outperformed its benchmark, the Russell 2000 Index, which returned 47.08% over the same period.

Over the past year, US equity markets rose sharply on the back of a strong economic recovery and a rebound in corporate profits that were hit hard by the Covid-19 pandemic. Small cap stocks, which tend to be more economically sensitive, particularly did well and outperformed their larger cap peers. Even within the small cap universe, microcap stocks as measured by the Russell Microcap Index outperformed the broader Russell 2000 Index by 13.57% during the Fund’s fiscal year. The Fund’s large exposure to microcap stocks as well as strong security selection by underlying sub-advisers contributed to its 2021 fiscal-year performance.

During the fiscal year, the Fund’s assets were allocated to five underlying sub-advisers: microcap managers Driehaus Capital Management LLC (“Driehaus”) and Pacific Ridge Capital Partners, LLC (“Pacific Ridge”); small-cap managers Pier Capital LLC (“Pier”), River Road Asset Management, LLC (“River Road”); and tax-loss harvesting manager Aperio Group, LLC (“Aperio”). The proportion of Fund assets allocated to each Fund sub-adviser at the end of the 2021 fiscal year was as follows: Driehaus 34%, Pacific Ridge 24%, Aperio 19%, River Road 12% and Pier 9%. Returns for the Fund’s underlying sub-advisers for the 2021 fiscal year were as follows: Driehaus +68.61%, Pacific Ridge +66.64%, Aperio +66.35%, Pier +47.51% and River Road +38.49%.

Altair Advisers LLC continues to believe that small and microcap stocks offer potential rewards that justify their higher risk. It is our view that this smaller space of the market remains highly inefficient, with little analyst coverage or institutional ownership. We believe these inefficiencies provide the potential for active managers to generate meaningful outperformance over the long term.

Sincerely,
Altair Advisers LLC

Opinions expressed are those of Altair Advisers LLC and are subject to change, are not guaranteed and should not be considered investment advice.

Past performance does not guarantee future results.

The Russell 2000® Index consists of the smallest 2,000 companies in a group of 3,000 U.S. companies in the Russell 3000® Index, as ranked by market capitalization.

It is not possible to invest directly in an index.

The Fund invests in small and micro companies, which involve additional risks such as limited liquidity and greater volatility than larger companies.

Must be preceded or accompanied by a prospectus.

3

ADARA SMALLER COMPANIES FUND

ANNUAL report
Performance Data

AUGUST 31, 2021 (UNAUDITED)

Comparison of Change in Value of $10,000 Invested in
ADARA Smaller Companies Fund vs. Russell 2000® Index

This chart assumes a hypothetical $10,000 initial investment in the Fund made on October 21, 2014 (commencement of operations) and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the Russell 2000® Index is unmanaged, and does not incur expenses and is not available for investment.

Average Annual Total Returns for the Periods Ended August 31, 2021
	One Year	Three Years	Five Years	Since Inception
Adara Smaller Companies Fund	58.41%	15.84%	19.30%	15.62%*
Russell 2000® Index	47.08%	10.75%	14.38%	12.48%**

*	The Fund commenced operations on October 21, 2014.

**	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

Performance quoted is past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the returns quoted. Returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance data current to the most recent month-end may be obtained by calling (844) 261-6482.

The Fund’s total annual Fund operating expenses, as stated in the current prospectus dated December 31, 2020, are 0.90% of average daily net assets. This ratio may differ from the actual expenses incurred by the Fund for the period covered by this report.

The Fund invests in common stocks, preferred stocks, warrants to acquire common stocks and securities convertible into common stocks. Portfolio composition is subject to change.

The Fund evaluates performance as compared to that of the Russell 2000® Index. The Russell 2000® Index is a widely-recognized, capitalization-weighted index that measures the performance of the smallest 2,000 companies in the Russell 3000® Index and is considered representative of small-cap stocks. It is impossible to invest directly in an index.

Investment Considerations

Investing in the Fund involves risk and an investor may lose money. The success of the Fund’s strategy depends on the Adviser’s ability to select Sub-Advisers and each manager’s ability to select investments for the Fund. The Fund may invest in riskier types of investments including small and micro-cap stocks, Initial Public Offerings (IPOs), special situations and illiquid securities all of which may be more volatile and less liquid.

4

ADARA SMALLER COMPANIES FUND

Fund Expense Example

AUGUST 31, 2021 (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2021 through August 31, 2021 and held for the entire period.

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value March 1, 2021	Ending Account Value August 31, 2021	Expenses Paid During Period*	Annualized Expense Ratio	Actual Six Month Total Investment Return
Class I Shares
Actual	$ 1,000.00	$ 1,061.80	$ 4.37	0.84%	6.18%
Hypothetical (5% return before expenses)	1,000.00	1,020.97	4.28	0.84%	N/A

*

Expenses are equal to the Fund’s annualized six-month expense ratio in the table above, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period. The Fund’s ending account value on the first line in the table is based on the actual six-month total investment return for the Fund.

5

ADARA SMALLER COMPANIES FUND

Portfolio Holdings Summary Table

AUGUST 31, 2021 (UNAUDITED)

The following table presents a summary by security type of the portfolio holdings of the Fund:

Security Type/Sector Classification	% of Net Assets	Value
COMMON STOCKS:
Banks	9.7%	$52,094,457
Retail	6.6	35,290,367
Biotechnology	5.2	27,760,100
Semiconductors	5.2	27,733,108
Software	4.9	26,283,777
Commercial Services	4.5	24,311,409
Healthcare-Products	4.4	23,390,074
Computers	3.9	21,015,582
Internet	3.6	19,205,792
REITS	3.1	16,502,005
Pharmaceuticals	2.6	14,027,448
Insurance	2.5	13,362,904
Telecommunications	2.5	13,229,893
Machinery-Diversified	2.4	13,107,289
Electronics	2.3	12,351,870
Transportation	2.2	11,854,588
Food	2.1	10,969,961
Engineering & Construction	1.9	10,417,010
Auto Parts & Equipment	1.9	10,372,846
Savings & Loans	1.3	7,179,881
Entertainment	1.3	7,015,966
Home Builders	1.2	6,607,397
Oil & Gas	1.2	6,251,000
Distribution/Wholesale	1.2	6,213,556
Diversified Financial Services	1.2	6,202,570
Beverages	1.2	6,174,454
Home Furnishings	1.1	6,057,753
Healthcare-Services	1.0	5,599,017
Oil & Gas Services	1.0	5,143,987
Agriculture	0.9	4,732,352
Aerospace/Defense	0.9	4,699,298
Building Materials	0.9	4,693,876
Cosmetics/Personal Care	0.9	4,612,109
Environmental Control	0.8	4,483,979
Miscellaneous Manufacturing	0.8	4,462,396
Chemicals	0.8	4,210,291
Leisure Time	0.7	3,691,492
Metal Fabricate/Hardware	0.6	3,424,897
Housewares	0.6	3,204,465
Energy-Alternate Sources	0.6	2,943,607
Machinery-Construction & Mining	0.5	2,893,733
Hand/Machine Tools	0.4	$2,353,770
Gas	0.4	2,130,770
Textiles	0.4	2,090,264
Packaging & Containers	0.4	1,862,506
Apparel	0.3	1,776,877
Airlines	0.3	1,761,644
Mining	0.3	1,491,785
Lodging	0.2	1,254,166
Office Administrative Services	0.2	991,566
Holding Companies-Diversified	0.2	842,315
Warehousing and Storage	0.1	706,006
Electrical Components & Equipment	0.1	667,089
Fitness	0.1	646,218
Real Estate	0.1	537,645
Iron/Steel	0.1	525,706
Pharmaceutical and Medicine Manufacturing	0.1	426,564
Household Products/Wares	0.1	343,621
Water	0.1	338,238
Forest Products & Paper	0.1	330,562
Media	0.1	276,191
Coal	0.0	213,847
Electric	0.0	166,847
Office/Business Equipment	0.0	146,561
Auto Manufacturers	0.0	140,171
Office Furnishings	0.0	132,817
Medical Equipment and Supplies Manufacturing	0.0	115,201
Offices of Real Estate Agents and Brokers	0.0	68,444
Construction	0.0	53,787
Radio and Television Broadcasting	0.0	52,906
Other Telecommunications	0.0	51,166
RIGHTS:
Evercel Inc. CVR	0.0	—
SHORT-TERM INVESTMENTS	3.7	19,758,506
OTHER ASSETS IN EXCESS OF LIABILITIES	0.0	144,761
NET ASSETS	100.0%	$536,177,073

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.
6

ADARA SMALLER COMPANIES FUND

Portfolio of Investments

AUGUST 31, 2021

	Number of Shares	Value
COMMON STOCKS — 96.3%
Aerospace/Defense — 0.9%
AAR Corp.*	11,755	$397,907
Aerovironment, Inc.*	1,433	146,682
Embraer SA, SP ADR*	134,864	2,419,460
ESCO Technologies, Inc.	1,920	173,030
Hexcel Corp.*	6,057	343,493
John Bean Technologies Corp.	2,493	363,704
Mercury Systems, Inc.*	2,290	115,370
Moog, Inc., Class A	1,762	139,973
National Presto Industries, Inc.	728	60,817
Park Aerospace Corp.	36,959	538,862
		4,699,298
Agriculture — 0.9%
Alico, Inc.	47,000	1,754,510
Darling Ingredients, Inc.*	8,943	666,254
Fresh Del Monte Produce, Inc.	3,240	106,531
Turning Point Brands, Inc.	30,635	1,524,398
Universal Corp.	4,790	242,374
Vector Group, Ltd.	9,371	140,752
Vital Farms, Inc.*	16,548	297,533
		4,732,352
Airlines — 0.3%
Allegiant Travel Co.*	418	80,440
Hawaiian Holdings, Inc.*	3,782	76,472
SkyWest, Inc.*	12,143	566,471
Sun Country Airlines Holdings, Inc.*	32,055	1,038,261
		1,761,644
Apparel — 0.3%
Capri Holdings, Ltd.*	5,836	329,792
Crocs, Inc.*	6,499	928,187
Fossil Group, Inc.*	8,143	109,116
Kontoor Brands, Inc.	4,168	224,905
Skechers U.S.A., Inc., Class A*	3,666	184,877
		1,776,877
Auto Manufacturers — 0.0%
Wabash National Corp.	9,020	140,171
Auto Parts & Equipment — 1.9%
Cooper-Standard Holdings, Inc.*	55,648	1,295,485
Dorman Products, Inc.*	1,452	136,285
Fox Factory Holding Corp.*	14,628	2,247,885
Gentherm, Inc.*	3,355	287,926
Meritor, Inc.*	27,023	640,986
Methode Electronics, Inc.	2,370	110,371
Modine Manufacturing Co.*	57,238	712,041
Motorcar Parts of America, Inc.*	1,353	26,816
Shyft Group Inc., (The)	50,136	2,206,485
Titan International, Inc.*	5,961	49,536
Unique Fabricating, Inc.*	213,010	575,127

	Number of Shares	Value
Auto Parts & Equipment — (Continued)
XPEL, Inc.*	27,427	$2,083,903
		10,372,846
Banks — 9.7%
Allegiance Bancshares, Inc.	1,446	53,748
Ameris Bancorp	2,245	110,544
Atlantic Capital Bancshares, Inc.*	58,472	1,416,777
Bank of Marin Bancorp	1,754	63,495
Banner Corp.	1,733	99,128
Baycom Corp.*	38,038	658,438
Cadence BanCorp	43,952	945,408
Capital Bancorp, Inc.	90,200	2,139,544
Central Pacific Financial Corp.	3,784	95,773
City Holding Co.	4,208	327,803
Civista Bancshares, Inc.	56,490	1,328,645
Community Bank System, Inc.	1,997	147,778
Community Trust Bancorp, Inc.	1,481	61,698
Customers Bancorp, Inc.*	13,377	553,942
CVB Financial Corp.	8,715	177,437
Dime Community Bancshares, Inc.	2,193	72,369
Eagle Bancorp, Inc.	2,728	157,406
Esquire Financial Holdings, Inc.*	106,315	2,764,190
Farmers National Bancorp	96,880	1,511,328
First BanCorp	46,257	588,852
First Bancshares, Inc., (The)	23,990	972,075
First Business Financial Services, Inc.	80,259	2,274,540
First Commonwealth Financial Corp.	18,699	252,810
First Financial Bancorp	24,487	575,689
First Financial Bankshares, Inc.	13,162	626,774
First Hawaiian, Inc.	13,502	376,841
First Midwest Bancorp, Inc.	9,219	172,672
First Northwest Bancorp	85,100	1,603,284
First of Long Island Corp.	2,367	50,180
Five Star Bancorp	16,510	394,259
Flagstar Bancorp, Inc.	2,203	108,960
Glacier Bancorp, Inc.	16,110	858,019
Great Western Bancorp, Inc.	3,502	108,422
Heritage Financial Corp.	5,563	141,578
HomeStreet, Inc.	2,526	103,187
Hope Bancorp, Inc.	28,103	387,540
Horizon Bancorp	42,617	760,713
Independent Bank Corp.	1,226	94,034
Independent Bank Group, Inc.	581	40,920
LCNB Corp.	88,825	1,552,661
Level One Bancorp, Inc.	33,550	900,482
Live Oak Bancshares, Inc.	31,459	1,925,605
Meta Financial Group, Inc.	31,733	1,560,946
Metropolitan Bank Holding Corp.*	38,346	3,002,492

The accompanying notes are an integral part of the financial statements.
7

ADARA SMALLER COMPANIES FUND

Portfolio of Investments (Continued)

AUGUST 31, 2021

	Number of Shares	Value
Banks — (Continued)
NBT Bancorp, Inc.	1,326	$47,550
Northeast Bank	91,070	2,981,632
OFG Bancorp	8,517	202,790
Orrstown Financial Services, Inc.	48,860	1,165,800
Parke Bancorp, Inc.	98,541	2,022,061
Preferred Bank	2,012	128,547
Premier Financial Bancorp, Inc.	96,297	1,734,309
S&T Bancorp, Inc.	9,347	278,541
Seacoast Banking Corp. of Florida	25,052	800,161
Silvergate Capital Corp., Class A*	14,484	1,636,402
Simmons First National Corp., Class A	4,546	132,061
Southside Bancshares, Inc.	4,513	170,095
SVB Financial Group*	807	451,516
Tompkins Financial Corp.	1,660	132,119
Triumph Bancorp, Inc.*	24,250	1,993,835
TrustCo Bank Corp. NY*	1,864	59,816
UMB Financial Corp.	3,164	289,759
United Community Banks, Inc.	12,730	384,064
Unity Bancorp, Inc.	46,730	1,067,781
US Century Bank*	92,690	1,214,239
Veritex Holdings, Inc.	11,815	424,513
Walker & Dunlop, Inc.	1,239	137,591
West Bancorporation, Inc.	78,010	2,386,326
Westamerica Bancorp	2,361	133,963
		52,094,457
Beverages — 1.2%
Celsius Holdings, Inc.*	51,088	4,176,955
Coca-Cola Consolidated, Inc.	279	113,319
Duckhorn Portfolio Inc., (The)*	48,512	1,042,523
MGP Ingredients, Inc.	931	60,794
National Beverage Corp.	1,098	51,112
Zevia PBC*	52,804	729,751
		6,174,454
Biotechnology — 5.2%
4D Molecular Therapeutics, Inc.*	2,081	63,575
Agrify Corp.*	44,819	1,272,860
Aligos Therapeutics, Inc.*	3,134	53,435
Allogene Therapeutics, Inc.*	22,326	532,475
Anavex Life Sciences Corp.*	11,070	215,754
Apellis Pharmaceuticals, Inc.*	9,787	644,474
Avid Bioservices, Inc.*	105,386	2,554,557
BioAtla, Inc.*	1,283	52,718
Biohaven Pharmaceutical Holding Co., Ltd.*	4,406	578,243
Biomea Fusion, Inc.*	30,886	430,860
Black Diamond Therapeutics, Inc.*	5,153	52,045
C4 Therapeutics, Inc.*	17,496	702,115

	Number of Shares	Value
Biotechnology — (Continued)
Cara Therapeutics, Inc.*	3,748	$59,143
Celldex Therapeutics, Inc.*	39,105	2,058,878
ChromaDex Corp.*	4,090	34,888
Crinetics Pharmaceuticals, Inc.*	97,147	2,289,755
Cullinan Oncology, Inc.*	1,814	51,191
Day One Biopharmaceuticals, Inc.*	30,580	851,041
Dynavax Technologies Corp.*	42,431	825,707
Emergent BioSolutions, Inc.*	3,096	195,296
EyePoint Pharmaceuticals, Inc.*	53,379	583,966
IVERIC bio, Inc.*	54,379	574,786
Kinnate Biopharma, Inc.*	2,468	54,592
Kymera Therapeutics, Inc.*	16,487	1,024,502
Lexicon Pharmaceuticals, Inc.*	13,143	62,035
Ligand Pharmaceuticals, Inc.*	978	129,389
MaxCyte, Inc.*	57,084	876,810
Mirati Therapeutics, Inc.*	3,284	557,393
Myriad Genetics, Inc.*	3,311	118,468
Nektar Therapeutics*	5,506	85,233
NeoGenomics, Inc.*	21,796	1,059,722
Nuvalent, Inc.*	45,661	1,663,430
Olema Pharmaceuticals, Inc.*	1,694	50,684
Precigen, Inc.*	8,554	51,752
Relay Therapeutics, Inc.*	73,104	2,341,521
Seer, Inc.*	19,337	773,093
SpringWorks Therapeutics, Inc.*	39,588	2,973,059
Tarsus Pharmaceuticals, Inc.*	1,883	49,900
Xenon Pharmaceuticals, Inc.*	68,598	1,210,755
		27,760,100
Building Materials — 0.9%
AAON, Inc.	2,783	189,550
American Woodmark Corp.*	2,580	181,787
Apogee Enterprises, Inc.	7,722	331,892
Armstrong World Industries, Inc.	16,311	1,695,202
AZEK Co., Inc., (The)*	12,361	525,219
Boise Cascade Co.	3,571	206,583
Gibraltar Industries, Inc.*	4,141	309,167
PGT Innovations, Inc.*	6,101	129,524
Simpson Manufacturing Co., Inc.	2,069	234,107
SPX Corp.*	4,521	282,472
UFP Industries, Inc.	8,103	608,373
		4,693,876
Chemicals — 0.8%
AdvanSix, Inc.*	3,917	142,970
Axalta Coating Systems, Ltd.*	49,851	1,522,449
Balchem Corp.	1,142	160,360
Chemours Co., (The)	9,276	310,839
Codexis, Inc.*	22,923	619,379
GCP Applied Technologies, Inc.*	3,880	92,499
Innospec, Inc.	1,121	104,926
Koppers Holdings, Inc.*	7,974	262,345

The accompanying notes are an integral part of the financial statements.
8

ADARA SMALLER COMPANIES FUND

Portfolio of Investments (Continued)

AUGUST 31, 2021

	Number of Shares	Value
Chemicals — (Continued)
Kraton Corp.*	5,466	$230,228
Rayonier Advanced Materials, Inc.*	7,080	49,985
Rogers Corp.*	1,868	396,782
Stepan Co.	2,701	317,529
		4,210,291
Coal — 0.0%
Warrior Met Coal, Inc.	9,551	213,847
Commercial Services — 4.5%
Acacia Research Corp.*	317,600	1,934,184
American Public Education, Inc.*	1,140	29,982
AMN Healthcare Services, Inc.*	3,294	373,935
ARC Document Solutions, Inc.	593,120	1,678,530
Arlo Technologies, Inc.*	8,822	54,696
ASGN, Inc.*	2,386	267,685
Barrett Business Services, Inc.	47,128	3,652,420
BGSF, Inc.	168,180	2,209,885
Brink’s Co., (The)	4,054	316,861
CoreCivic, Inc.*	124,117	1,206,417
CRA International, Inc.	33,740	3,137,483
Cross Country Healthcare, Inc.*	91,118	1,981,816
Deluxe Corp.	1,530	58,675
Ennis, Inc.	6,188	120,109
European Wax Center, Inc.*	54,931	1,337,570
Forrester Research, Inc.*	2,017	95,908
Green Dot Corp., Class A*	4,948	258,484
HealthEquity, Inc.*	5,827	373,919
Heidrick & Struggles International, Inc.	2,031	87,780
Insperity, Inc.	2,292	252,899
Kelly Services, Inc., Class A*	2,985	58,028
MarketAxess Holdings, Inc.	1,203	572,532
Medifast, Inc.	1,970	448,963
Progyny, Inc.*	11,380	635,801
Rent-A-Center, Inc.	3,409	215,040
Resources Connection, Inc.	5,457	86,221
SP Plus Corp.*	37,095	1,201,507
Strategic Education, Inc.	2,810	219,967
TechTarget, Inc.*	6,352	537,252
Viad Corp.*	20,997	906,860
		24,311,409
Computers — 3.9%
3D Systems Corp.*	9,382	285,588
CACI International, Inc., Class A*	1,145	294,883
Computer Services, Inc.	16,980	984,840
Diebold Nixdorf, Inc.*	12,251	133,291
Digimarc Corp.*	1,912	55,907
DXC Technology Co.*	33,125	1,216,350
Endava PLC, SP ADR*	21,784	2,916,878
ExlService Holdings, Inc.*	1,497	184,341
Grid Dynamics Holdings, Inc.*	138,671	3,712,223

	Number of Shares	Value
Computers — (Continued)
Insight Enterprises, Inc.*	2,176	$223,889
Kaltura, Inc.*	64,384	726,251
MAXIMUS, Inc.	6,753	588,119
NCR Corp.*	52,106	2,213,463
Quantum Corp.*	307,990	1,921,858
Rimini Street, Inc.*	339,870	3,245,758
Science Applications International Corp.	1,681	141,591
Telos Corp.*	18,357	605,781
Tenable Holdings, Inc.*	12,650	561,280
TTEC Holdings, Inc.	3,501	369,215
WNS Holdings, Ltd., ADR*	7,645	634,076
		21,015,582
Construction — 0.0%
Tutor Perini Corp.*	3,730	53,787
Cosmetics/Personal Care — 0.9%
Beauty Health Co., (The)*	105,948	2,723,923
Edgewell Personal Care Co.	3,425	144,877
elf Beauty, Inc.*	30,238	935,866
Inter Parfums, Inc.	11,131	807,443
		4,612,109
Distribution/Wholesale — 1.2%
Core-Mark Holding Co., Inc.	2,213	101,798
G-III Apparel Group, Ltd.*	19,012	588,041
Manitex International, Inc.*	315,430	2,513,977
Pool Corp.	2,106	1,040,996
Resideo Technologies, Inc.*	7,214	232,579
SiteOne Landscape Supply, Inc.*	2,193	438,819
Titan Machinery, Inc.*	25,505	732,504
Univar Solutions, Inc.*	22,085	521,427
WESCO International, Inc.*	371	43,415
		6,213,556
Diversified Financial Services — 1.2%
Cowen, Inc., Class A	37,724	1,359,573
Encore Capital Group, Inc.*	3,458	170,168
Enova International, Inc.*	3,612	119,124
Evercore Partners, Inc., Class A	3,582	500,190
Houlihan Lokey, Inc.	8,407	758,311
Interactive Brokers Group, Inc., Class A	3,063	197,992
Moelis & Co., Class A	9,803	607,296
Silvercrest Asset Management Group, Inc., Class A	112,586	1,828,397
Virtus Investment Partners, Inc.	807	252,349
World Acceptance Corp.*	2,155	409,170
		6,202,570
Electric — 0.0%
Allete, Inc.	534	36,002
Unitil Corp.	2,638	130,845
		166,847

The accompanying notes are an integral part of the financial statements.
9

ADARA SMALLER COMPANIES FUND

Portfolio of Investments (Continued)

AUGUST 31, 2021

	Number of Shares	Value
Electrical Components & Equipment — 0.1%
Encore Wire Corp.	1,278	$108,643
Insteel Industries, Inc.	708	26,196
Littelfuse, Inc.	1,079	307,946
nLight, Inc.*	8,124	224,304
		667,089
Electronics — 2.3%
Atkore International Group, Inc.*	13,341	1,237,645
Benchmark Electronics, Inc.	3,417	92,361
Brady Corp., Class A	2,928	156,150
Camtek, Ltd. (Israel)*	52,472	2,168,668
Coherent, Inc.*	1,014	256,207
Comtech Telecommunications Corp.	105,617	2,695,346
FARO Technologies, Inc.*	2,255	155,460
II-VI, Inc.*	3,812	240,080
Itron, Inc.*	9,798	823,130
Ituran Location and Control, Ltd.	27,351	713,588
Kimball Electronics, Inc.*	45,920	1,109,886
nVent Electric PLC	11,997	412,217
OSI Systems, Inc.*	1,136	112,396
Plexus Corp.*	2,641	242,523
Sanmina Corp.*	6,648	262,463
SYNNEX Corp.	830	105,468
TTM Technologies, Inc.*	8,548	119,672
Vicor Corp.*	11,742	1,448,610
		12,351,870
Energy-Alternate Sources — 0.6%
Green Plains, Inc.*	67,316	2,362,792
Renewable Energy Group, Inc.*	4,229	204,768
REX American Resources Corp.*	840	71,198
SolarEdge Technologies, Inc.*	1,052	304,849
		2,943,607
Engineering & Construction — 1.9%
Arcosa, Inc.	619	31,458
Bowman Consulting Group, Ltd.*	68,740	916,304
Comfort Systems USA, Inc.	23,927	1,817,973
EMCOR Group, Inc.	4,741	576,032
Exponent, Inc.	8,776	1,025,914
Latham Group, Inc.*	25,076	550,920
Mistras Group, Inc.*	49,900	529,439
MYR Group, Inc.*	5,139	534,507
NV5 Global, Inc.*	11,663	1,232,196
Sterling Construction Co., Inc.*	79,550	1,834,423
TopBuild Corp.*	2,707	592,265
WillScot Mobile Mini Holdings Corp., Class A*	26,202	775,579
		10,417,010
Entertainment — 1.3%
Bally’s Corp.*	29,109	1,462,436
Everi Holdings, Inc.*	138,939	3,160,862

	Number of Shares	Value
Entertainment — (Continued)
Golden Entertainment, Inc.*	14,316	$683,159
Monarch Casino & Resort, Inc.*	3,215	203,735
NEOGAMES SA*	25,712	1,059,592
Scientific Games Corp.*	6,167	446,182
		7,015,966
Environmental Control — 0.8%
Energy Recovery, Inc.*	14,085	287,757
Harsco Corp.*	52,837	963,747
Montrose Environmental Group, Inc.*	47,014	2,350,700
Tetra Tech, Inc.	3,198	460,000
US Ecology, Inc.*	11,765	421,775
		4,483,979
Fitness — 0.1%
Xponential Fitness, Inc.*	59,835	646,218
Food — 2.1%
B&G Foods, Inc.	10,026	304,389
BellRing Brands, Inc., Class A*	42,047	1,419,927
Hostess Brands, Inc.*	111,971	1,787,057
Ingles Markets, Inc., Class A	15,713	1,066,756
J&J Snack Foods Corp.	578	94,653
Landec Corp.*	137,365	1,487,663
Sanderson Farms, Inc.	1,371	269,402
SpartanNash Co.	7,719	165,959
SunOpta, Inc.*	137,803	1,299,482
United Natural Foods, Inc.*	8,258	303,895
Weis Markets, Inc.	1,995	113,615
Whole Earth Brands, Inc.*	211,895	2,657,163
		10,969,961
Forest Products & Paper — 0.1%
Clearwater Paper Corp., Class A*	2,737	88,925
Schweitzer-Mauduit International, Inc.	6,314	241,637
		330,562
Gas — 0.4%
Chesapeake Utilities Corp.	1,307	170,825
Northwest Natural Holding, Co.	13,528	696,016
Southwest Gas Holdings, Inc.	17,469	1,228,245
Spire, Inc.	535	35,684
		2,130,770
Hand/Machine Tools — 0.4%
Franklin Electric Co., Inc.	1,896	161,122
Hurco Cos., Inc.	50,160	1,673,839
MSA Safety, Inc.	3,186	518,809
		2,353,770
Healthcare-Products — 4.4%
ABIOMED, Inc.*	1,453	528,834
Acutus Medical, Inc.*	25,415	325,058

The accompanying notes are an integral part of the financial statements.
10

ADARA SMALLER COMPANIES FUND

Portfolio of Investments (Continued)

AUGUST 31, 2021

	Number of Shares	Value
Healthcare-Products — (Continued)
Adaptive Biotechnologies Corp.*	10,155	$368,830
Alphatec Holdings, Inc.*	143,891	2,083,542
Axonics Modulation Technologies, Inc.*	26,669	1,999,642
BioLife Solutions, Inc.*	11,633	678,902
Castle Biosciences, Inc.*	25,449	1,952,702
Cerus Corp.*	89,771	579,023
Cutera, Inc.*	10,837	539,032
Glaukos Corp.*	2,370	141,323
Haemonetics Corp.*	8,994	564,373
ICU Medical, Inc.*	578	115,224
Inari Medical, Inc.*	4,918	402,587
Inogen, Inc.*	810	47,944
Inspire Medical Systems, Inc.*	5,364	1,199,176
Integra LifeSciences Holdings Corp.*	3,088	232,310
Masimo Corp.*	2,530	686,996
Meridian Bioscience, Inc.*	2,767	56,004
Merit Medical Systems, Inc.*	3,088	221,626
Natera, Inc.*	24,691	2,924,155
Neogen Corp.*	4,620	202,264
NuVasive, Inc.*	789	49,028
Omnicell, Inc.*	4,858	754,302
OraSure Technologies, Inc.*	5,505	60,280
Patterson Cos, Inc.	32,899	1,008,025
Repligen Corp.*	4,451	1,259,544
SeaSpine Holdings Corp.*	66,627	1,118,001
SI-BONE, Inc.*	33,438	816,221
Surmodics, Inc.*	1,097	65,897
Tandem Diabetes Care, Inc.*	3,063	343,577
Treace Medical Concepts, Inc.*	22,143	559,111
Varex Imaging Corp.*	7,739	225,747
West Pharmaceutical Services, Inc.	2,836	1,280,794
		23,390,074
Healthcare-Services — 1.0%
Amedisys, Inc.*	2,182	400,288
Chemed Corp.	621	296,031
Community Health Systems, Inc.*	11,880	146,243
eHealth, Inc.*	1,438	55,579
Ensign Group, Inc., (The)	2,070	169,057
Fulgent Genetics, Inc.*	1,371	125,090
LHC Group, Inc.*	6,000	1,120,560
MEDNAX, Inc.*	24,589	789,553
ModivCare, Inc.*	2,212	436,339
National HealthCare Corp.	783	57,824
Pennant Group Inc., (The)*	2,221	67,896
Personalis, Inc.*	15,358	325,282
RadNet, Inc.*	44,885	1,409,838
Tivity Health, Inc.*	2,357	54,800

	Number of Shares	Value
Healthcare-Services — (Continued)
US Physical Therapy, Inc.	1,232	$144,637
		5,599,017
Holding Companies-Diversified — 0.2%
CF Finance Acquisition Corp. II, Class A*	82,905	842,315
Home Builders — 1.2%
Century Communities, Inc.	9,495	665,600
Installed Building Products, Inc.	5,368	666,598
LCI Industries	2,012	285,020
LGI Homes, Inc.*	4,186	671,141
M/I Homes, Inc.*	5,874	378,227
MDC Holdings, Inc.	4,389	229,325
Skyline Corp.*	53,369	3,347,304
Winnebago Industries, Inc.	5,231	364,182
		6,607,397
Home Furnishings — 1.1%
Ethan Allen Interiors, Inc.	5,139	123,439
Hamilton Beach Brand-A	83,370	1,417,290
iRobot Corp.*	968	78,524
Lovesac Co., (The)*	23,424	1,324,862
Sleep Number Corp.*	2,991	276,697
Universal Electronics, Inc.*	47,710	2,410,309
VOXX International Corp.*	40,748	426,632
		6,057,753
Household Products/Wares — 0.1%
Central Garden & Pet Co.*	1,283	59,082
Quanex Building Products Corp.	1,957	46,107
WD-40 Co.	995	238,432
		343,621
Housewares — 0.6%
Lifetime Brands, Inc.	148,130	2,718,185
Tupperware Brands Corp.*	20,372	486,280
		3,204,465
Insurance — 2.5%
American Equity Investment Life Holding Co.	54,876	1,739,020
Axis Capital Holdings Ltd.	28,437	1,455,121
BRP Group, Inc., Class A*	46,470	1,749,596
Employers Holdings, Inc.	3,682	151,588
Genworth Financial, Inc., Class A*	268,223	1,005,836
Goosehead Insurance, Inc., Class A	8,608	1,263,482
HCI Group, Inc.	2,480	276,917
Heritage Insurance Holdings, Inc.	167,910	1,175,370
Horace Mann Educators Corp.	1,864	76,424
Midwest Holding, Inc.*	7,322	274,502
NMI Holdings, Inc., Class A*	9,565	215,882
RLI Corp.	1,478	161,442

The accompanying notes are an integral part of the financial statements.
11

ADARA SMALLER COMPANIES FUND

Portfolio of Investments (Continued)

AUGUST 31, 2021

	Number of Shares	Value
Insurance — (Continued)
Safety Insurance Group, Inc.	1,702	$138,390
Selective Insurance Group, Inc.	3,866	323,082
Stewart Information Services Corp.	2,200	138,490
Trean Insurance Group, Inc.*	55,865	570,382
United Fire Group, Inc.	2,567	66,639
Universal Insurance Holdings, Inc.	6,184	88,060
White Mountains Insurance Group, Ltd.	2,224	2,492,681
		13,362,904
Internet — 3.6%
Bandwidth, Inc., Class A*	4,840	498,036
CarParts.com, Inc.*	70,197	1,212,302
ChannelAdvisor Corp.*	106,440	2,726,993
Couchbase, Inc.*	50,921	2,557,762
DHI Group, Inc.*	492,570	2,221,491
ePlus, Inc.*	15,612	1,689,531
Eventbrite, Inc., Class A*	32,303	571,117
fuboTV, Inc.*	41,665	1,214,535
HealthStream, Inc.*	2,032	61,752
Liquidity Services, Inc.*	49,863	1,216,657
Magnite, Inc.*	17,823	517,223
Open Lending Corp., Class A*	25,260	933,862
Perion Network, Ltd.*	88,325	1,862,774
Poshmark, Inc., Class A*	13,931	406,507
RumbleON, Inc., Class B*	24,539	845,369
Stamps.com, Inc.*	659	216,745
Upwork, Inc.*	10,135	453,136
		19,205,792
Iron/Steel — 0.1%
Allegheny Technologies, Inc.*	7,199	128,574
Carpenter Technology Corp.	11,908	397,132
		525,706
Leisure Time — 0.7%
Callaway Golf Co.*	4,678	131,264
Lindblad Expeditions Holdings, Inc.*	78,425	1,153,632
Vista Outdoor, Inc.*	58,913	2,406,596
		3,691,492
Lodging — 0.2%
Boyd Gaming Corp.*	4,776	293,103
Full House Resorts, Inc.*	112,012	961,063
		1,254,166
Machinery-Construction & Mining — 0.5%
Argan, Inc.	26,500	1,226,950
Terex Corp.	32,650	1,666,783
		2,893,733

	Number of Shares	Value
Machinery-Diversified — 2.4%
Albany International Corp., Class A	1,126	$88,200
Applied Industrial Technologies, Inc.	1,045	92,806
Chart Industries, Inc.*	17,207	3,241,455
CIRCOR International, Inc.*	6,879	245,924
Colfax Corp.*	14,671	706,702
Curtiss-Wright Corp.	2,004	244,047
GrafTech International, Ltd.	111,417	1,233,386
Hydrofarm Holdings Group, Inc.*	18,600	940,416
Kornit Digital, Ltd.*	4,879	636,075
NN, Inc.*	175,910	956,950
Ranpak Holdings Corp.*	49,240	1,511,668
SPX FLOW, Inc.	1,840	148,175
Tennant Co.	2,414	178,588
Toro Co., (The)	5,348	587,959
Twin Disc, Inc.*	183,595	2,294,938
		13,107,289
Media — 0.1%
EW Scripps Co., (The), Class A	6,465	119,861
Gannett Co., Inc.*	7,889	50,095
Scholastic Corp.	3,196	106,235
		276,191
Medical Equipment and Supplies Manufacturing — 0.0%
Orthofix Medical, Inc.*	2,717	115,201
Metal Fabricate/Hardware — 0.6%
AZZ, Inc.	1,964	105,172
Mueller Industries, Inc.	5,975	266,545
Northwest Pipe Co.*	107,180	2,778,106
Proto Labs, Inc.*	1,722	127,703
Standex International Corp.	1,485	147,371
		3,424,897
Mining — 0.3%
Arconic Corp.*	1,693	58,392
Astec Industries, Inc.	3,361	205,492
Century Aluminum Co.*	18,637	238,926
Energy Fuels, Inc.*	94,720	512,435
Kaiser Aluminum Corp.	3,076	388,376
Livent Corp.*	3,545	88,164
		1,491,785
Miscellaneous Manufacturing — 0.8%
Axon Enterprise, Inc.*	5,340	971,186
Byrna Technologies, Inc.*	28,580	836,822
EnPro Industries, Inc.	4,961	424,215
Fabrinet*	8,969	923,986
Materion Corp.	2,877	210,107
Myers Industries, Inc.	2,441	55,655
Raven Industries, Inc.*	3,538	206,442
Sturm Ruger & Co., Inc.	2,066	161,541

The accompanying notes are an integral part of the financial statements.
12

ADARA SMALLER COMPANIES FUND

Portfolio of Investments (Continued)

AUGUST 31, 2021

	Number of Shares	Value
Miscellaneous Manufacturing — (Continued)
Trinseo SA	12,949	$672,442
		4,462,396
Office Administrative Services — 0.2%
PAE, Inc.*	103,775	694,255
Performant Financial Corp.*	68,822	297,311
		991,566
Office Furnishings — 0.0%
Interface, Inc.	5,954	85,618
Kimball International, Inc.	3,785	47,199
		132,817
Office/Business Equipment — 0.0%
Pitney Bowes, Inc.	19,620	146,561
Offices of Real Estate Agents and Brokers — 0.0%
RMR Group Inc/The	1,477	68,444
Oil & Gas — 1.2%
Bonanza Creek Energy, Inc.	27,767	1,079,581
Evolution Petroleum Corp.	57,213	238,578
Helmerich & Payne, Inc.	4,567	122,944
HollyFrontier Corp.	25,075	810,675
Matador Resources Co.	32,293	928,424
Patterson-UTI Energy, Inc.	112,890	876,026
PBF Energy, Inc., Class A*	5,245	54,548
PDC Energy, Inc.	21,646	903,720
Range Resources Corp.*	29,237	427,445
Southwestern Energy Co.*	112,602	512,339
Talos Energy, Inc.*	23,929	296,720
		6,251,000
Oil & Gas Services — 1.0%
Bristow Group, Inc.*	2,104	66,402
Core Laboratories NV	9,482	261,324
DMC Global, Inc.*	40,374	1,621,824
Helix Energy Solutions Group, Inc.*	41,891	157,510
Natural Gas Services Group, Inc.*	181,610	1,752,536
NOW, Inc.*	7,442	57,154
Oceaneering International, Inc.*	48,849	600,843
Profire Energy, Inc.*	559,280	626,394
		5,143,987
Other Telecommunications — 0.0%
ON24, Inc.*	2,263	51,166
Packaging & Containers — 0.4%
Karat Packaging, Inc.*	46,915	1,101,095
Matthews International Corp., Class A	5,499	203,628
TriMas Corp.*	17,371	557,783
		1,862,506
Pharmaceutical and Medicine Manufacturing — 0.1%
Athira Pharma, Inc.*	4,870	51,573

	Number of Shares	Value
Pharmaceutical and Medicine Manufacturing — (Continued)
Elevation Oncology, Inc.*	22,782	$266,549
ORIC Pharmaceuticals, Inc.*	2,486	54,916
Provention Bio, Inc.*	7,977	53,526
		426,564
Pharmaceuticals — 2.6%
Alector, Inc.*	10,400	281,112
Amphastar Pharmaceuticals, Inc.*	6,771	133,118
Centessa Pharmaceuticals PLC, SP ADR*	37,471	826,235
Covetrus, Inc.*	3,767	85,096
Cytokinetics, Inc.*	96,901	3,194,826
Eagle Pharmaceuticals, Inc.*	1,650	88,060
Enanta Pharmaceuticals, Inc.*	4,093	234,120
Fulcrum Therapeutics, Inc.*	1,893	56,222
Harmony Biosciences Holdings, Inc.*	1,502	50,903
Intellia Therapeutics, Inc.*	12,337	1,980,459
MERUS NV*	38,584	1,006,271
Morphic Holding, Inc.*	16,001	1,008,223
Myovant Sciences, Ltd.*	15,008	365,295
Owens & Minor, Inc.	7,220	269,162
Phibro Animal Health Corp., Class A	5,524	134,178
Premier, Inc., Class A	59,941	2,228,606
Prestige Brands Holdings, Inc.*	3,474	199,373
ProQR Therapeutics NV*	126,755	846,723
Revance Therapeutics, Inc.*	35,431	948,842
Seres Therapeutics, Inc.*	7,977	51,133
USANA Health Sciences, Inc.*	407	39,491
		14,027,448
Radio and Television Broadcasting — 0.0%
Audacy, Inc.*	14,903	52,906
Real Estate — 0.1%
Newmark Group, Inc., Class A	29,808	405,985
Realogy Holdings Corp.*	7,502	131,660
		537,645
REITS — 3.1%
Agree Realty Corp.	1,641	122,337
Alexander & Baldwin, Inc.	7,110	148,457
Alpine Income Property Trust, Inc.	122,664	2,310,990
American Finance Trust, Inc.	9,520	82,062
Apollo Commercial Real Estate Finance, Inc.	44,054	685,040
ARMOUR Residential REIT, Inc.	7,185	78,029
CareTrust REIT, Inc.	3,664	80,571
CatchMark Timber Trust, Inc., Class A	4,462	51,492
Centerspace	1,467	148,431

The accompanying notes are an integral part of the financial statements.
13

ADARA SMALLER COMPANIES FUND

Portfolio of Investments (Continued)

AUGUST 31, 2021

	Number of Shares	Value
REITS — (Continued)
Chatham Lodging Trust*	21,374	$256,488
City Office REIT, Inc.	3,905	62,363
Community Healthcare Trust, Inc.	2,769	134,324
CoreSite Realty Corp.	1,355	201,041
CTO Realty Growth, Inc.	1,261	70,730
DiamondRock Hospitality Co.*	13,130	118,695
Diversified Healthcare Trust	21,189	79,459
Easterly Government Properties, Inc.	4,780	102,149
EastGroup Properties, Inc.	2,590	466,873
Franklin Street Properties Corp.	14,185	68,088
Getty Realty Corp.	5,173	163,622
Global Medical REIT, Inc.	134,160	2,068,747
Great Ajax Corp.	201,011	2,840,285
Healthcare Realty Trust, Inc.	2,820	84,685
Industrial Logistics Properties Trust	1,672	45,863
KKR Real Estate Finance Trust, Inc.	9,611	205,003
Lexington Realty Trust	12,112	163,875
LTC Properties, Inc.	1,083	37,374
Mack-Cali Realty Corp.*	4,857	86,843
Medical Properties Trust, Inc.	5,867	120,156
New York Mortgage Trust, Inc.	183,589	811,463
NexPoint Residential Trust, Inc.	2,319	150,248
Office Properties Income Trust	7,298	193,616
One Liberty Properties, Inc.	1,957	62,311
PennyMac Mortgage Investment Trust	24,404	473,682
PS Business Parks, Inc.	1,242	195,280
Ready Capital Corp.	6,588	100,862
Redwood Trust, Inc.	77,920	971,662
Retail Opportunity Investments Corp.	28,261	510,959
Retail Properties of America, Inc.	11,959	158,098
Retail Value, Inc.	2,361	59,025
Saul Centers, Inc.	4,226	194,734
Seritage Growth Properties*	3,270	52,876
SITE Centers Corp.	6,795	109,468
Tanger Factory Outlet Centers, Inc.	33,410	558,615
Uniti Group, Inc.	14,802	193,462
Universal Health Realty Income Trust	4,097	242,665
Urstadt Biddle Properties, Inc., Class A	4,472	85,326
Washington Real Estate Investment Trust	6,312	158,684
Whitestone REIT	13,751	134,897
		16,502,005

	Number of Shares	Value
Retail — 6.6%
Abercrombie & Fitch Co., Class A*	29,168	$1,043,048
American Eagle Outfitters, Inc.	15,103	460,944
Asbury Automotive Group, Inc.*	2,463	458,709
Aspen Aerogels, Inc.*	67,311	2,944,856
Bed Bath & Beyond, Inc.*	7,502	206,605
Big Lots, Inc.	7,174	349,087
BJ’s Restaurants, Inc.*	7,047	301,330
BJ’s Wholesale Club Holdings, Inc.*	41,770	2,366,688
Bloomin’ Brands, Inc.*	20,453	547,936
Boot Barn Holdings, Inc.*	45,949	4,102,327
Buckle, Inc., (The)	2,951	114,292
Build-A-Bear Workshop, Inc.*	133,470	2,487,881
Cannae Holdings, Inc.*	69,782	2,227,441
Casey’s General Stores, Inc.	1,888	386,209
Children’s Place, Inc., (The)*	12,574	1,091,926
DineEquity, Inc.*	1,134	93,804
El Pollo Loco Holdings, Inc.*	9,027	163,750
FirstCash, Inc.	2,930	251,072
Five Below, Inc.*	3,696	786,546
Freshpet, Inc.*	3,971	508,844
GMS, Inc.*	16,779	829,050
Group 1 Automotive, Inc.	2,270	375,549
GrowGeneration Corp.*	48,911	1,564,663
Guess?, Inc.	12,246	296,231
Haverty Furniture Cos., Inc.	4,009	142,841
Hibbett Sports, Inc.	1,413	135,210
Kura Sushi USA, Inc.*	16,555	841,160
Lithia Motors, Inc., Class A	382	126,557
MSC Industrial Direct Co., Inc., Class A	4,693	395,197
Murphy USA, Inc.	16,274	2,527,027
Ollie’s Bargain Outlet Holdings, Inc.*	3,833	277,432
OptimizeRx Corp.*	19,357	1,281,046
Papa John’s International, Inc.	7,336	935,560
PriceSmart, Inc.	1,079	91,294
RH*	2,399	1,680,907
Shake Shack, Inc., Class A*	5,214	452,314
Shoe Carnival, Inc.	6,304	241,317
Signet Jewelers, Ltd.	5,100	403,920
Texas Roadhouse, Inc.	2,804	266,380
Wingstop, Inc.	4,342	746,520
World Fuel Services Corp.	19,749	639,078
Zumiez, Inc.*	3,678	147,819
		35,290,367
Savings & Loans — 1.3%
Axos Financial, Inc.*	3,461	167,789
Banc of California, Inc.	5,748	103,292
Berkshire Hills Bancorp, Inc.	19,129	490,276

The accompanying notes are an integral part of the financial statements.
14

ADARA SMALLER COMPANIES FUND

Portfolio of Investments (Continued)

AUGUST 31, 2021

	Number of Shares	Value
Savings & Loans — (Continued)
Brookline Bancorp, Inc.	4,158	$62,245
Eagle Bancorp Montana, Inc.	73,010	1,616,441
FS Bancorp, Inc.	66,364	2,267,658
Northfield Bancorp, Inc.	4,651	78,602
Northwest Bancshares, Inc.	5,826	75,855
Pacific Premier Bancorp, Inc.	8,033	320,999
Provident Financial Services, Inc.	10,750	237,253
Riverview Bancorp, Inc.	239,710	1,759,471
		7,179,881
Semiconductors — 5.2%
Advanced Energy Industries, Inc.	2,466	222,384
Allegro MicroSystems, Inc.*	20,090	603,704
Amtech Systems, Inc.*	267,400	2,764,916
Axcelis Technologies, Inc.*	49,529	2,462,087
AXT, Inc.*	221,032	2,057,808
Brooks Automation, Inc.	8,555	726,833
Cirrus Logic, Inc.*	3,525	294,937
CMC Materials, Inc.	1,581	209,672
FormFactor, Inc.*	21,496	835,764
Impinj, Inc.*	42,803	2,494,987
inTEST Corp.*	151,430	1,908,018
Kulicke & Soffa Industries, Inc.	6,419	450,550
Lattice Semiconductor Corp.*	9,314	578,586
MKS Instruments, Inc.	1,371	201,784
Monolithic Power Systems, Inc.	1,952	966,103
Onto Innovation, Inc.*	3,032	224,762
Photronics, Inc.*	201,145	3,031,255
Power Integrations, Inc.	12,816	1,392,330
Semtech Corp.*	14,018	980,139
Silicon Laboratories, Inc.*	4,059	639,780
SiTime Corp.*	12,426	2,644,750
SMART Global Holdings, Inc.*	19,825	960,719
Ultra Clean Holdings, Inc.*	21,672	1,002,113
Veeco Instruments, Inc.*	3,472	79,127
		27,733,108
Software — 4.9%
8x8, Inc.*	4,085	98,653
ACI Worldwide, Inc.*	11,360	366,133
Alight, Inc.*	112,003	1,230,913
Asure Software, Inc.*	277,042	2,507,230
Avaya Holdings Corp.*	85,834	1,731,272
Blackbaud, Inc.*	799	55,682
Blackline, Inc.*	5,225	570,048
Blend Labs, Inc.*	14,513	234,965
BM Technologies, Inc.*	90,295	879,473
Bottomline Technologies de, Inc.*	2,442	103,223
Cardlytics, Inc.*	6,117	555,301
CDK Global, Inc.	31,345	1,303,952

	Number of Shares	Value
Software — (Continued)
Cogent Communications Holdings, Inc.	1,297	$94,136
Computer Programs & Systems, Inc.*	28,349	1,008,374
Concentrix Corp.*	830	143,914
CSG Systems International, Inc.	2,981	143,714
Docebo, Inc.*	33,484	2,813,661
DoubleVerify Holdings, Inc.*	9,046	328,641
Ebix, Inc.	5,151	148,246
Everbridge, Inc.*	2,360	370,449
Jamf Holding Corp.*	16,297	572,840
LivePerson, Inc.*	18,478	1,184,440
ManTech International Corp., Class A	2,301	182,170
MicroStrategy, Inc.*	480	333,264
Motorsport Games, Inc., Class A*	19,675	211,900
Pagerduty, Inc.*	12,400	530,720
Phreesia, Inc.*	26,620	1,904,661
Progress Software Corp.	5,306	247,047
PROS Holdings, Inc.*	13,290	574,660
Schrodinger, Inc.*	4,277	255,294
Smith Micro Software, Inc.*	509,750	2,543,653
Sophia Genetics SA*	21,842	431,816
Sprout Social, Inc., Class A*	3,643	442,989
Take-Two Interactive Software, Inc.*	3,504	564,915
Workiva, Inc.*	3,524	494,311
Yext, Inc.*	40,816	551,832
Zovio, Inc.*	220,653	569,285
		26,283,777
Telecommunications — 2.5%
ATN International, Inc.	1,606	73,218
Aviat Networks, Inc.*	38,603	1,368,090
Calix, Inc.*	68,336	3,184,458
Cambium Networks Corp.*	42,480	1,591,726
Cincinnati Bell, Inc.*	2,642	40,925
Clearfield, Inc.*	31,647	1,433,926
Consolidated Communications Holdings, Inc.*	10,868	100,746
IDT Corp., Class B	3,111	135,266
Iridium Communications, Inc.*	9,628	428,542
Liberty Latin America, Ltd., Class C*	94,028	1,353,063
NetGear, Inc.*	2,616	93,470
One Stop Systems, Inc.*	153,928	871,232
Plantronics, Inc.*	3,217	95,802
Sierra Wireless, Inc.*	76,164	1,246,043
Viavi Solutions, Inc.*	23,640	385,096
Vonage Holdings Corp.*	58,744	828,290
		13,229,893

The accompanying notes are an integral part of the financial statements.
15

ADARA SMALLER COMPANIES FUND

Portfolio of Investments (CONCLUDED)

AUGUST 31, 2021

	Number of Shares	Value
Textiles — 0.4%
UniFirst Corp.	9,125	$2,090,264
Transportation — 2.2%
Air Transport Services Group, Inc.*	120,911	3,311,752
ArcBest Corp.	7,779	519,093
CryoPort, Inc.*	39,368	2,502,624
Echo Global Logistics, Inc.*	6,531	214,739
International Seaways, Inc.	76,483	1,315,508
Knight-Swift Transportation Holdings, Inc., Class A	1,873	97,265
Marten Transport, Ltd.	41,167	641,793
PAM Transportation Services, Inc.*	55,098	1,926,777
Saia, Inc.*	5,518	1,325,037
		11,854,588
Warehousing and Storage — 0.1%
Imago Biosciences, Inc.*	26,875	706,006
Water — 0.1%
American States Water Co.	1,758	162,105
California Water Service Group	1,969	125,130
York Water Co., (The)	989	51,003
		338,238
TOTAL COMMON STOCKS
(Cost $323,376,667)		516,273,806

	Number of Shares	Value
RIGHTS 0.0%
Evercel Inc. CVR(b)*	350,100	$—
TOTAL RIGHTS
(Cost $–)		—

SHORT-TERM INVESTMENTS — 3.7%
U.S. Bank Money Market Deposit Account, 0.01%(a)	19,758,506	19,758,506
TOTAL SHORT-TERM INVESTMENTS
(Cost $19,758,506)		19,758,506
TOTAL INVESTMENTS — 100.0%
(Cost $343,135,173)		536,032,312
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.0%		144,761
NET ASSETS — 100.0%		$536,177,073

*    Non-income producing security.

(a)	The rate shown is as of August 31, 2021.

(b)

Security has been valued at fair market value as determined in good faith by or under the direction of The RBB Fund, Inc.’s Board of Directors as of August 31, 2021, these securities amounted to $0 or 0.0% of net assets.

ADR	American Depositary Receipt

PLC	Public Limited Company

REIT	Real Estate Investment Trust

SP ADR	Sponsored ADR

The accompanying notes are an integral part of the financial statements.
16

ADARA SMALLER COMPANIES FUND

STATEMENT of Assets and Liabilities

AUGUST 31, 2021

ASSETS
Investments, at value (cost $323,376,667)	$516,273,806
Short-term investments, at value (cost $19,758,506)	19,758,506
Receivables for:
Investments sold	537,297
Dividends	180,104
Capital shares sold	12,903
Prepaid expenses and other assets	42,797
Total assets	536,805,413

LIABILITIES
Payables for:
Investments purchased	278,547
Sub-advisory fees	299,535
Other accrued expenses and liabilities	50,258
Total liabilities	628,340
Net assets	$536,177,073

NET ASSETS CONSIST OF:
Par value	$24,971
Paid-in capital	253,939,793
Total distributable earnings/(loss)	282,212,309
Net assets	$536,177,073

CAPITAL SHARES:
Net Assets	$536,177,073
Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	24,971,297
Net asset value, offering and redemption price per share	$21.47

The accompanying notes are an integral part of the financial statements.
17

ADARA SMALLER COMPANIES FUND

Statement of Operations

FOR THE YEAR ENDED AUGUST 31, 2021

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $6,593)	$3,177,127
Total investment income	3,177,127

EXPENSES
Sub-advisory fees (Note 2)	3,485,773
Administration and accounting services fees (Note 2)	186,549
Legal fees	58,758
Director fees	54,230
Transfer agent fees (Note 2)	51,105
Custodian fees (Note 2)	47,602
Audit and tax service fees	37,736
Officer fees	36,558
Registration and filing fees	26,297
Printing and shareholder reporting fees	5,649
Other expenses	55,120
Total expenses	4,045,377
Net investment income/(loss)	(868,250)

NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS
Net realized gain/(loss) from investments	103,633,563
Net change in unrealized appreciation/(depreciation) on investments	105,939,183
Net realized and unrealized gain/(loss) on investments	209,572,746
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$208,704,496

The accompanying notes are an integral part of the financial statements.
18

ADARA SMALLER COMPANIES FUND

Statements of Changes in Net Assets

	For the Year Ended August 31, 2021	For the Year Ended August 31, 2020
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income/(loss)	$(868,250)	$(229,541)
Net realized gain/(loss) from investments	103,633,563	6,307,080
Net change in unrealized appreciation/(depreciation) on investments	105,939,183	28,965,105
Net increase/(decrease) in net assets resulting from operations	208,704,496	35,042,644

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Total distributable earnings	(5,747,679)	(11,162,154)
Net decrease in net assets from dividends and distributions to shareholders	(5,747,679)	(11,162,154)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	22,544,942	63,211,072
Reinvestment of distributions	5,252,862	9,841,826
Shares redeemed	(56,019,750)	(27,350,514)
Net increase/(decrease) in net assets resulting from capital share transactions	(28,221,946)	45,702,384
Total increase/(decrease) in net assets	174,734,871	69,582,874

NET ASSETS:
Beginning of period	361,442,202	291,859,328
End of period	$536,177,073	$361,442,202

SHARE TRANSACTIONS:
Shares sold	1,248,118	5,655,888
Shares reinvested	311,927	755,321
Shares redeemed	(2,921,970)	(2,715,130)
Net increase/(decrease) in shares	(1,361,925)	3,696,079

The accompanying notes are an integral part of the financial statements.
19

ADARA SMALLER COMPANIES FUND

Financial Highlights

Contained below is per share operating performance data for shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	For the Year Ended August 31, 2021	For the Year Ended August 31, 2020	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017
Per Share Operating Performance
Net asset value, beginning of period	$13.73	$12.89	$16.76	$12.94	$11.20
Net investment income/(loss)(1)	(0.03)	(0.01)	(0.01)	(0.01)	(0.02)
Net realized and unrealized gain/(loss) from investments	7.99	1.33	(1.99)	4.36	1.76
Net increase/(decrease) in net assets resulting from operations	7.96	1.32	(2.00)	4.35	1.74
Dividends and distributions to shareholders from:
Net realized capital gains	(0.22)	(0.48)	(1.87)	(0.53)	—
Total dividends and distributions to shareholders	(0.22)	(0.48)	(1.87)	(0.53)	—
Net asset value, end of period	$21.47	$13.73	$12.89	$16.76	$12.94
Total investment return/(loss)(2)	58.41%	10.47%	(11.16)%	34.54%	15.54%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$536,177	$361,442	$291,859	$349,352	$262,480
Ratio of expenses to average net assets	0.84%	0.90%	0.93%	0.90%	0.92%
Ratio of net investment income/(loss) to average net assets	(0.18)%	(0.08)%	(0.08)%	(0.07)%	(0.15)%
Portfolio turnover rate	75%	101%	80%	86%	88%

(1)	Calculated based on average shares outstanding for the period.

(2)

Total investment return/(loss) is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

The accompanying notes are an integral part of the financial statements.
20

ADARA SMALLER COMPANIES FUND

NOTES TO FINANCIAL STATEMENTS

AUGUST 31, 2021

1. Organization and Significant Accounting Policies

The RBB Fund, Inc. (“RBB” or the “Company”) was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. RBB is a “series fund,” which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has thirty-nine separate investment portfolios, including the Adara Smaller Companies Fund (the “Fund”), which commenced investment operations on October 21, 2014.

RBB has authorized capital of one hundred billion shares of common stock of which 88.223 billion shares are currently classified into one hundred and ninety-three classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio.

The Fund’s investment objective seeks capital appreciation.

The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services - Investment Companies”.

The end of the reporting period for the Fund is August 31, 2021, and the period covered by these Notes to Financial Statements is for the fiscal period end August 31, 2021 (the “current fiscal period”).

PORTFOLIO VALUATION – The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter (“OTC”) market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings, and are deemed representative of market values at the close of the market. Investments in Exchange-Traded Funds (“ETFs”) are valued at their last reported sale price. Foreign securities are valued based on prices from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. Investments in other open-end investment companies, if any, are valued based on the NAV of those investment companies (which may use fair value pricing as disclosed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the RBB Fund, Inc.’s Board of Directors (the “Board”). Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

FAIR VALUE MEASUREMENTS – The inputs and valuation techniques used to measure the fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

● Level 1 —	Prices are determined using quoted prices in active markets for identical securities.

● Level 2 —	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

● Level 3 —	Prices are determined using significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

21

ADARA SMALLER COMPANIES FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2021

The following is a summary of the inputs used, as of August 31, 2021, in valuing the Fund’s investments carried at fair value:

	Total	Level 1	Level 2		Level 3
Common Stocks	$516,273,806	$516,273,806	$—		$—
Rights	—	—	—	**	—
Short-Term Investments	19,758,506	19,758,506	—		—
Total Investments*	$536,032,312	$536,032,312	$—		$—

*	Please refer to Portfolio of Investments for further details.

**	Value equals zero as of the end of the reporting period.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) requires the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for Level 3 transfers are disclosed if the Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the period ended August 31, 2021, the Fund had no Level 3 transfers.

REITS — The Fund has made certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits resulting in the excess portion being designated as a return of capital. The Fund intends to include the gross dividends from such REITs in its annual distributions to shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

USE OF ESTIMATES — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and those differences could be significant.

INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES — The Fund records security transactions based on trade date for financial reporting purposes. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income (including amortization of premiums and accretion of discounts) is accrued when earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a

22

ADARA SMALLER COMPANIES FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2021

return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund’s investment income, expenses (other than class specific expenses) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Certain expenses are shared with PENN Capital Funds Trust (the “Trust”), a series trust of affiliated funds. Expenses incurred on behalf of a specific class, fund or fund family of the Company or Trust are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all funds (such as director or professional fees) are charged to all funds in proportion to their average net assets of RBB and the Trust, or in such other manner as the Board deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are accrued daily and taken into account for the purpose of determining the NAV of the Fund.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income and distributions from net realized capital gains (including net short-term capital gains), if any, are declared and paid at least annually to shareholders recorded on the ex-dividend date. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

U.S. TAX STATUS — No provision is made for U.S. income taxes as it is the Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

CORONAVIRUS (COVID-19) PANDEMIC — The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. Although vaccines for COVID-19 are becoming more widely available, the ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers are not known. The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak and the pace of recovery which may vary from market to market, and such uncertainty may in turn adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

CASH AND CASH EQUIVALENTS — Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

OTHER — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, the Fund expects the risk of material loss from such claims to be remote.

2. Investment Adviser and Other Services

Altair Advisers, LLC (“Altair” or the “Adviser”) serves as the investment adviser to the Fund. Aperio Group, LLC, Driehaus Capital Management, LLC, Pacific Ridge Capital Partners, LLC, Pier Capital, LLC and River Road Asset Management, LLC each serve as an investment sub-adviser (“Sub-Adviser”) to the Fund.

The Fund is managed by the Adviser and one or more Sub-Advisers unaffiliated with the Adviser. The Adviser also has the ultimate responsibility to oversee the Sub-Advisers, and to recommend their hiring, termination and replacement, subject to approval by the Board. The Adviser has an investment team that is jointly responsible for the day-to-day management of the Fund. The Sub-Advisers provide investment advisory services to the portion of the Fund’s portfolio allocated to them by the Adviser. The Adviser and the Fund have entered into sub-advisory agreements with the Sub-Advisers to manage the Fund, subject to supervision of the Adviser and the Board, and in accordance with the investment objective and restrictions of the Fund. The Fund compensates the Sub-Advisers for their services at an annual rate based on the Fund’s average daily net assets, (the “Sub-Advisory Fee”), not to exceed 1.00%, payable on a monthly basis in arrears.

During the current fiscal period, collectively, sub-advisory fees accrued were $3,485,773, or the rate of 0.75%.

23

ADARA SMALLER COMPANIES FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2021

The Fund is currently only available to clients of the Adviser and to other investors at the Fund’s discretion. The Adviser does not receive a separate management fee from the Fund. However, pursuant to the Fund’s investment advisory agreement with the Adviser, the Adviser is entitled to receive reimbursement for out-of-pocket expenses it incurs in connection with its compliance monitoring of Fund trading, up to 0.01% of the Fund’s average daily net assets. During the current fiscal period, the Adviser received $29,402.

U.S. Bancorp Fund Services, LLC (“Fund Services”), doing business as U.S. Bank Global Fund Services, serves as administrator for the Fund. For providing administrative and accounting services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Fund Services serves as the Fund’s transfer and dividend disbursing agent. For providing transfer agent services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

U.S. Bank, N.A. (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Quasar Distributors, LLC (the “Distributor”), a wholly-owned broker-dealer subsidiary of Foreside Financial Group, LLC, serves as the principal underwriter and distributor of the Fund’s shares pursuant to a Distribution Agreement with RBB.

For compensation amounts paid to Fund Services and the Custodian, please refer to the Statement of Operations.

3. Director and Officer Compensation

The Directors of the Company receive an annual retainer and meeting fees for meetings attended. An employee of Vigilant Compliance, LLC serves as President and Chief Compliance Officer of the Company. Vigilant Compliance, LLC is compensated for the services provided to the Company. Employees of RBB serve as Treasurer, Secretary and Director of Marketing & Business Development of the Company. They are compensated for services provided. Certain employees of Fund Services serve as officers of the Company. They are not compensated by the Fund or the Company. For Director and Officer compensation amounts, please refer to the Statement of Operations.

4. Purchases and Sales of Investment Securities

During the current fiscal period, aggregate purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

PURCHASES	SALES
$338,915,292	$362,246,909

There were no purchases or sales of long-term U.S. Government securities during the current fiscal period.

5. Federal Income Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

24

ADARA SMALLER COMPANIES FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2021

As of August 31, 2021, the federal tax cost and aggregate gross unrealized appreciation and depreciation of investments held by the Fund were as follows:

FEDERAL TAX COST	UNREALIZED APPRECIATION	UNREALIZED (DEPRECIATION)	Net Unrealized Appreciation/ (Depreciation)
$346,338,863	$204,362,592	$(14,669,143)	$189,693,449

Distributions to shareholders, if any, from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

As of August 31, 2021, the components of distributable earnings on a tax basis were as follows:

UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAINS	CAPITAL LOSS CARRYFORWARDS	NET UNREALIZED APPRECIATION/ (DEPRECIATION)	QUALIFIED LATE-YEAR LOSSES
$40,401,280	$52,117,580	$—	$189,693,449	$—

The differences between the book and tax basis components of distributable earnings relate primarily to the timing of recognition of income and gains for federal income tax purposes. Short-term and foreign currency gains, if applicable, are reported as ordinary income for federal income tax purposes.

The tax character of dividends and distributions paid during the fiscal year ended August 31, 2021 were as follows:

	ORDINARY INCOME	LONG-TERM GAINS	TOTAL
2021	$—	$5,747,679	$5,747,679
2020	$—	$11,162,154	$11,162,154

Pursuant to federal income tax rules applicable to regulated investment companies, the Fund may elect to treat certain capital losses between November 1 and August 31 and late year ordinary losses ((i) ordinary losses between January 1 and August 31, and (ii) specified ordinary and currency losses between November 1 and August 31) as occurring on the first day of the following tax year. For the fiscal year ended August 31, 2021, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until September 1, 2021.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. The Adara Smaller Companies Fund had utilized $3,593,637. As of August 31, 2021, the Fund had no unexpiring short-term or long-term losses.

6. NEW ACCOUNTING PRONOUNCEMENTS AND REGULATORY UPDATES

In October 2020, the Securities and Exchange Commission (“SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and require funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. Funds will be

25

ADARA SMALLER COMPANIES FUND

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

AUGUST 31, 2021

required to comply with Rule 18f-4 by August 19, 2022. It is not currently clear what impact, if any, Rule 18f-4 will have on the availability, liquidity or performance of derivatives. Management is currently evaluating the potential impact of Rule 18f-4 on the Fund. When fully implemented, Rule 18f-4 may require changes in how the Fund uses derivatives, adversely affect the Fund’s performance and increase costs related to a Fund’s use of derivatives.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Fund will be required to comply with the rules by September 8, 2022. Management is currently assessing the potential impact of the new rules on the Fund’s financial statements.

7. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events.

26

ADARA SMALLER COMPANIES FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of The RBB Fund, Inc. and Shareholders of Adara Smaller Companies Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Adara Smaller Companies Fund (one of the funds constituting The RBB Fund, Inc., hereafter referred to as the “Fund”) as of August 31, 2021, the related statement of operations for the year ended August 31, 2021, the statement of changes in net assets for each of the two years in the period ended August 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2021 and the financial highlights for each of the five years in the period ended August 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Philadelphia, Pennsylvania
October 29, 2021

We have served as the auditor of one or more Altair Advisers, LLC investment companies since 2015.

27

ADARA SMALLER COMPANIES FUND

SHAREHOLDER TAX INFORMATION (UNAUDITED)

Certain tax information regarding the Fund is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable period ended August 31, 2021. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ending December 31, 2021. During the fiscal year ended August 31, 2021, the following dividends and distributions were paid by the Fund:

Ordinary Income	Long-Term Gains
$—	$5,747,679

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

Under the Jobs and Growth Tax relief Reconciliation Act of 2003 the following percentages of ordinary dividends paid during the fiscal year ended August 31, 2021 are designated as “qualified dividend income,” as defined in the Act, and are subject to reduced tax rates:

Adara Smaller Companies Fund	0%

The percentage of total ordinary income dividends paid qualifying for the corporate dividends received deduction for the Fund is as follows:

Adara Smaller Companies Fund	0%

The percentage of ordinary income distributions designated as qualified short-term gains pursuant to the American Job Creation Act of 2004 is as follows:

Adara Smaller Companies Fund	0%

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2021. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2022.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

28

ADARA SMALLER COMPANIES FUND

Other Information (Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve-month period ended June 30 are available without charge, upon request, by calling (844) 261-6482 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Company files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) as an exhibit to its report on Form N-PORT. The Company’s Form N-PORT is available on the SEC website at http://www.sec.gov.

APPROVAL OF Investment Advisory and Sub-Advisory Agreements

As required by the 1940 Act, the Board, including all of the Directors who are not “interested persons” of the Company, as that term is defined in the 1940 Act (the “Independent Directors”), considered (1) the renewal of the investment advisory agreement between Altair Advisers LLC (“Altair”) and the Company (the “Investment Advisory Agreement”) on behalf of the Fund, and (2) the renewal of the sub-advisory agreements among Altair, the Company and each of Aperio Group, LLC, Driehaus Capital Management, LLC, Pacific Ridge Capital Partners, LLC, Pier Capital, LLC, and River Road Asset Management, LLC (collectively, the “Sub-Advisers”) (together, the “Sub-Advisory Agreements”), at a meeting of the Board held on May 12-13, 2021 (the “Meeting”). At the Meeting, the Board, including all of the Independent Directors, approved the Investment Advisory Agreement and the Sub-Advisory Agreements for an additional one-year term. The Board’s decision to approve the Investment Advisory Agreement and the Sub-Advisory Agreements reflects the exercise of its business judgment to continue the existing arrangement. In approving the Investment Advisory Agreement and the Sub-Advisory Agreements, the Board considered information provided by Altair and each of the Sub-Advisers with the assistance and advice of counsel to the Independent Directors and the Company.

In considering the renewal and approval of the Investment Advisory Agreement between the Company and Altair with respect to the Adara Smaller Companies Fund (for this section only, the “Fund”), and the Sub-Advisory Agreements between Altair and each Sub-Adviser with respect to the Fund, the Directors took into account all materials provided prior to and during the Meeting and at other meetings throughout the past year, the presentations made during the Meeting, and the discussions held during the Meeting. Among other things, the Directors considered (i) the nature, extent, and quality of services provided to the Fund by Altair and each Sub-Adviser; (ii) descriptions of the experience and qualifications of the personnel providing those services; (iii) Altair’s and the Sub-Advisers’ investment philosophies and processes; (iv) Altair’s and the Sub-Advisers’ assets under management and client descriptions; (v) Altair’s and the Sub-Advisers’ soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vi) Altair’s and the Sub-Advisers’ advisory fee arrangements and other similarly managed clients, as applicable; (vii) Altair’s and the Sub-Advisers’ compliance procedures; (viii) Altair’s and the Sub-Advisers’ financial information and insurance coverage, as applicable; (ix) the extent to which economies of scale are relevant to the Fund; (x) a report prepared by Broadridge/Lipper comparing the Fund’s management fees and total expense ratio to those of its Lipper Group and comparing the performance of the Fund to the performance of its Lipper Group; and (xi) a report comparing the performance of the Fund to the performance of its benchmark.

As part of their review, the Directors considered the nature, extent and quality of the services provided by Altair and each Sub-Adviser. The Directors concluded that Altair and each Sub-Adviser had substantial resources to provide services to the Fund, and that Altair’s and the Sub-Advisers’ services had been acceptable.

29

ADARA SMALLER COMPANIES FUND

Other Information (Unaudited) (COncluded)

The Directors also considered the investment performance of the Fund and considered the Fund’s investment performance in light of its investment objective and investment strategies. The Directors noted that the Fund had outperformed its primary benchmark for the year-to-date, one-year, three-year, and five-year periods ended March 31, 2021. The Directors also considered the Fund’s 1st quintile ranking within its Lipper Performance Group for the one-, two-, three-, four-, and five-year periods ended December 31, 2020.

The Board also considered the advisory fee rate payable by the Fund under the Investment Advisory Agreement and Sub-Advisory Agreements. In this regard, information on the fees paid by the Fund and the Fund’s total operating expense ratio were compared to similar information for mutual funds advised by other, unaffiliated investment advisory firms. The Directors noted that the Fund’s actual advisor fees ranked in the 2nd quintile of its Lipper Expense Group, and that the total expenses of the Fund ranked in the 1st quintile of its Lipper Expense Group. The Directors considered that the Fund does not pay a contractual management fee to Altair, but instead reimburses for out-of-pocket expenses in connection with its compliance monitoring of the Fund’s trading, up to 0.01% of the Fund’s average daily net assets. The Directors also considered the fees payable to each Sub-Adviser under the Sub-Advisory Agreement.

After reviewing the information regarding Altair’s and the Sub-Advisers’ costs, profitability and economies of scale, and after considering the services to be provided by Altair and the Sub-Advisers, the Directors concluded that the investment advisory fees to be paid by the Fund to Altair and the sub-advisory fees to be paid to each Sub-Adviser were fair and reasonable and that the Investment Advisory Agreement and Sub-Advisory Agreements should be approved and continued for an additional one-year period ending August 16, 2022.

30

ADARA SMALLER COMPANIES FUND

Company Management (Unaudited)

Directors and Executive Officers

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their ages, business addresses and principal occupations during the past five years are set forth below. The statement of additional information (“SAI”) includes additional information about the Directors and is available without charge, upon request, by calling (844) 261-6482.

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
INDEPENDENT DIRECTORS
Julian A. Brodsky 615 East Michigan Street Milwaukee, WI 53202 Age: 88	Director	1988 to present	From 1969 to 2011, Director and Vice Chairman, Comcast Corporation (cable television and communications).	46	AMDOCS Limited (service provider to telecommunications companies).
J. Richard Carnall 615 East Michigan Street Milwaukee, WI 53202 Age: 82	Director	2002 to present	Since 1984, Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.); since 2004, Director of Cornerstone Bank.	46	None.
Gregory P. Chandler 615 East Michigan Street Milwaukee, WI 53202 Age: 54	Director	2012 to present	Since 2020, Chief Financial Officer, Herspiegel Consulting LLC (life sciences consulting services); 2020, Chief Financial Officer, Avocado Systems Inc. (cyber security software provider); 2009-2020, Chief Financial Officer, Emtec, Inc. (information technology consulting/services).	46

Emtec, Inc. (until December 2019); FS Investment Corporation (business development company) (until December 2018); FS Energy and Power Fund (business development company); Wilmington Funds (12 portfolios) (registered investment company).

31

ADARA SMALLER COMPANIES FUND

Company Management (Unaudited) (Continued)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
Nicholas A. Giordano 615 East Michigan Street Milwaukee, WI 53202 Age: 78	Director	2006 to present	Since 1997, Consultant, financial services organizations.	46

IntriCon Corporation (biomedical device manufacturer); Kalmar Pooled Investment Trust (registered investment company) (until September 2017); Wilmington Funds (12 portfolios) (registered investment company); Independence Blue Cross (healthcare insurance) (until 2021).

Arnold M. Reichman 615 East Michigan Street Milwaukee, WI 53202 Age: 73	Chairman Director	2005 to present 1991 to present	Retired.	46	EIP Investment Trust (registered investment company).
Brian T. Shea 615 East Michigan Street Milwaukee, WI 53202 Age: 61	Director	2018 to present	From 2014-2017, Chief Executive Officer, BNY Mellon Investment Services (fund services, global custodian and securities clearing firm); from 1983-2014, Chief Executive Officer and various positions, Pershing LLC (broker dealer, clearing and custody firm).	46

WisdomTree Investments, Inc. (asset management company) (until March 2019); Fidelity National Information Services, Inc. (financial services technology company) Ameriprise Financial, Inc. (financial services company); Ameriprise Financial, Inc. (financial services company).

Robert A. Straniere 615 East Michigan Street Milwaukee, WI 53202 Age: 80	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; since 1980, Founding Partner, Straniere Law Group (law firm).	46	None.

32

ADARA SMALLER COMPANIES FUND

Company Management (Unaudited) (Continued)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
INTERESTED DIRECTOR[2]
Robert Sablowsky 615 East Michigan Street Milwaukee, WI 53202 Age: 83	Vice Chairman Director	2016 to present 1991 to present	Since 2002, Senior Director - Investments and, prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	46	None.
OFFICERS
Salvatore Faia, JD, CPA, CFE Vigilant Compliance, LLC Gateway Corporate Center, Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 58	President Chief Compliance Officer	2009 to present 2004 to present

Since 2004, President, Vigilant Compliance, LLC (investment management services company); since 2005, Independent Trustee of EIP Investment Trust (registered investment company); since 2021, President and Chief Compliance Officer of Penn Capital Funds Trust.

				N/A	N/A
James G. Shaw 615 East Michigan Street Milwaukee, WI 53202 Age: 60	Treasurer and Secretary	2016 to present

Treasurer and Secretary of The RBB Fund, Inc. (since 2016) and Penn Capital Funds Trust (since 2021); from 2005 to 2016, Assistant Treasurer of The RBB Fund, Inc.; from 1995 to 2016, Senior Director and Vice President of BNY Mellon Investment Servicing (US) Inc. (financial services company).

				N/A	N/A
Craig A. Urciuoli 615 East Michigan Street Milwaukee, WI 53202 Age: 46	Director of Marketing & Business Development	2019 to present	Director of Marketing & Business Development of The RBB Fund, Inc. (since 2019) and Penn Capital Funds Trust (since 2021); from 2000-2019, Managing Director, Third Avenue Management LLC.	N/A	N/A

33

ADARA SMALLER COMPANIES FUND

Company Management (Unaudited) (Continued)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
Jennifer Witt 615 East Michigan Street Milwaukee, WI 53202 Age: 38	Assistant Treasurer	2018 to present

Since 2020, Vice President, U.S. Bank Global Fund Services (fund administrative services firm); from 2016 to 2020, Assistant Vice President, U.S. Bank Global Fund Services; from 2007 to 2016, Supervisor, Nuveen Investments (registered investment company).

				N/A	N/A
Edward Paz 615 East Michigan Street Milwaukee, WI 53202 Age: 50	Assistant Secretary	2016 to present	Since 2007, Vice President and Counsel, U.S. Bancorp Fund Services, LLC (fund administrative services firm).	N/A	N/A
Michael P. Malloy One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 62	Assistant Secretary	1999 to present	Since 1993, Partner, Faegre Drinker Biddle & Reath LLP (law firm).	N/A	N/A
Jillian L. Bosmann One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 42	Assistant Secretary	2017 to present	Since 2017, Partner, Faegre Drinker Biddle & Reath LLP (law firm).	N/A	N/A

*	Each Director oversees 46 portfolios of the fund complex, consisting of the series in the Company and Penn Capital Funds Trust (7 portfolios).

1.

Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his or her successor is elected and qualified or his or her death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved waivers of the policy with respect to Messrs. Brodsky, Carnall, Giordano, Sablowsky and Straniere. Each officer holds office at the pleasure of the Board until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

2.

Mr. Sablowsky is considered an “interested person” of the Company as that term is defined in the 1940 Act and is referred to as an “Interested Director.” Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as an employee of Oppenheimer & Co., Inc., a registered broker-dealer.

34

ADARA SMALLER COMPANIES FUND

Company Management (Unaudited) (Concluded)

Director Experience, Qualifications, Attributes and/or Skills

The information above includes each Director’s principal occupations during the past five years. Each Director possesses extensive additional experience, skills and attributes relevant to his qualifications to serve as a Director. The cumulative background of each Director led to the conclusion that each Director should serve as a Director of the Company. Mr. Giordano has years of experience as a consultant to financial services organizations and also serves on the boards of other registered investment companies. Mr. Reichman brings decades of investment management experience to the Board, in addition to senior executive-level management experience. Mr. Straniere has been a practicing attorney for over 30 years and has served on the boards of an asset management company and another registered investment company. Mr. Brodsky has over 40 years of senior executive level management experience in the cable television and communications industry. Mr. Sablowsky has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the financial services industry. Mr. Carnall has decades of senior executive-level management experience in the banking and financial services industry and also serves on the boards of various corporations and a bank. Mr. Chandler has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the investment technology consulting/services and investment banking/brokerage industries, and also serves on various boards. Mr. Shea has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the brokerage, clearing and investment services industry, including service on the boards of industry regulatory organizations and a university.

35

ADARA SMALLER COMPANIES FUND

PRIVACY NOTICE (Unaudited)

FACTS	WHAT DOES THE ADARA SMALLER COMPANIES FUND DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number

● account balances

● account transactions

● transaction history

● wire transfer instructions

● checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Adara Smaller Companies Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your information	Does the Adara Smaller Companies Fund share?	Can you limit this sharing?
For our everyday business purpose — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-844-261-6482

36

ADARA SMALLER COMPANIES FUND

PRIVACY NOTICE (Unaudited) (Concluded)

What we do
How does the Adara Smaller Companies Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does the Adara Smaller Companies Fund collect my personal information?

We collect your personal information, for example, when you

● open an account

● provide account information

● give us your contact information

● make a wire transfer

● tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes — information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

● Our affiliates include Altair Advisers, LLC, the investment adviser to the Adara Smaller Companies Fund.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Adara Smaller Companies Fund doesn’t share with nonaffiliates so they can market to you.
Joint marketing

A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

● Adara Smaller Companies Fund may share your information with other financial institutions with whom they have joint marketing arrangements who may suggest additional fund services or other investments products which may be of interest to you. We do not currently have any joint marketing arrangements with other financial institutions.

37

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[THIS PAGE INTENTIONALLY LEFT BLANK]

Investment Adviser
Altair Advisers, LLC
303 West Madison Street, Suite 600
Chicago, IL 60606

Administrator and Transfer Agent
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201

Principal Underwriter
Quasar Distributors, LLC
111 E Kilbourn Ave, Suite 2200
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
Two Commerce Square
2001 Market Street, Suite 1800
Philadelphia, PA 19103

Legal Counsel
Faegre Drinker Biddle & Reath LLP
One Logan Square, Suite 2000
Philadelphia, PA 19103-6996

ADA-AR21

AQUARIUS INTERNATIONAL FUND

of

The RBB Fund, Inc.

ANNUAL REPORT

August 31, 2021

This report is submitted for the general information of the shareholders of the Fund.
It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

AQUARIUS INTERNATIONAL FUND

ANNUAL INVESTMENT ADVISER’S REPORT

August 31, 2021 (UNAUDITED)

Dear Shareholder,

The Aquarius International Fund (the “Fund”) generated a return of 21.46% during the fiscal year ended August 31, 2021, which compares to a return of 25.37% for the Fund’s benchmark, the MSCI ACWI ex USA Index, during the same period.

International equities generated strong returns over the past year, benefiting from an improving global public health situation as well as unprecedented monetary and fiscal support. The Fund, despite delivering an annual return in excess of 20%, was unable to keep up fully with the market rally. A major detractor to relative performance was the Fund’s underweight to lower quality cyclical stocks within the energy, materials and financials sectors, which rebounded sharply beginning in Q4 2020 and early 2021, causing Fund returns to trail the benchmark.

During the fiscal year, the Fund’s assets were allocated to four underlying sub-advisers: international developed markets managers Mawer Investment Management Ltd. (“Mawer”) and Setanta Asset Management Limited (“Setanta”); emerging markets manager Driehaus Capital Management LLC (“Driehaus”); and tax-loss harvesting manager Aperio Group, LLC (“Aperio”). The proportion of Fund assets allocated to each Fund sub-adviser at the end of the 2021 fiscal year was as follows: Mawer 31%, Setanta 31%, Driehaus 18% and Aperio 17%. During the 2021 fiscal year, returns for the Fund’s underlying sub-advisers were as follows: Aperio +27.02%, Mawer +21.96%, Driehaus +21.63% and Setanta +21.44%.

While international equities have delivered smaller returns than their U.S. peers in recent years, Altair Advisers LLC continues to believe they play an important role in a diversified portfolio. By investing directly in overseas companies, we believe that the potential exists for investors to obtain exposure to economies with higher growth rates than the U.S. economy and/or companies trading at more attractive valuations than similar companies in the U.S. It is our view that international equities also can help investors mitigate certain risks associated with investing only in U.S. companies and the U.S. dollar. International equities represent approximately 44% of the global stock market and historically have alternated with U.S. equities in cycles of outperformance.

Sincerely,
Altair Advisers LLC

Past performance does not guarantee future results.

The MSCI ACWI ex USA Index captures large and mid cap representation across 22 of 23 Developed Markets (DM) countries (excluding the U.S.) and 26 Emerging Markets (EM) countries*. With 2,341 constituents, the index covers approximately 85% of the global equity opportunity set outside the US.

*

DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the UK. EM countries include: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

It is not possible to invest directly in an index.

The Fund invests in foreign securities which involve political, economic and currency risks, greater volatility and differences in accounting methods. These risks are greater for investments in emerging markets.

Must be preceded or accompanied by a prospectus.

1

AQUARIUS INTERNATIONAL FUND

Annual Report
Performance Data

August 31, 2021 (UNAUDITED)

Comparison of Change in Value of $10,000 Invested in Aquarius International Fund
vs. MSCI ACWI EX USA INDEX

This chart assumes a hypothetical $10,000 initial investment in the Fund made on April 17, 2018 (commencement of operations) and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the MSCI ACWI ex USA Index is unmanaged, and does not incur expenses and is not available for investment.

Average Annual Total Returns for the Periods Ended August 31, 2021
	One Year	Three Year	Since Inception
Aquarius International Fund	21.46%	8.92%	6.63%*
MSCI AC WORLD INDEX ex USA Gross Index	25.37%	9.86%	7.50%**

*	The Fund commenced operations on April 17, 2018.

**	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

Performance quoted is past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the returns quoted. Returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance data current to the most recent month-end may be obtained by calling (844) 261-6482.

The Fund’s total annual Fund operating expenses, as stated in the current prospectus dated December 31, 2020, are 0.75% of average daily net assets. This ratio may differ from the actual expenses incurred by the Fund for the period covered by this report.

The Fund invests in common stocks, preferred stocks, warrants to acquire common stocks and securities convertible into common stocks. Portfolio composition is subject to change.

The MSCI ACWI ex USA Index captures large and mid cap representation across 22 of 23 Developed Markets (DM) countries (excluding the US) and 27 Emerging Markets (EM) countries. With 2,357 constituents, the index covers approximately 85% of the global equity opportunity set outside the US. It is impossible to invest directly in an index.

Investment Considerations

Investing in the Fund involves risk and an investor may lose money. The success of the Fund’s strategy depends on the Adviser’s ability to select Sub-Advisers and each manager’s ability to select investments for the Fund. The Fund may invest in riskier type investments including small, micro-cap and large cap stocks, Initial Public Offerings (IPOs), special situations, foreign markets, emerging markets and illiquid securities all of which may be more volatile and less liquid.

2

AQUARIUS INTERNATIONAL FUND

Fund Expense Example

August 31, 2021 (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2021 through August 31, 2021 and held for the entire period.

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value March 1, 2021	Ending Account Value August 31, 2021	Expenses Paid During Period*	Annualized Expense Ratio	Actual Six Month Total Investment Return
Actual	$ 1,000.00	$ 1,068.70	$ 35.82	0.75%	6.87%
Hypothetical (5% return before expenses)	1,000.00	972.87	34.16	0.75	N/A

*

Expenses are equal to the Fund’s annualized six-month expense ratio in the table above, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period. The Fund’s ending account value on the first line in the table is based on the actual six-month total investment return for the Fund.

3

AQUARIUS INTERNATIONAL FUND

Portfolio Holdings Summary Table

August 31, 2021 (UNAUDITED)

The following table presents a summary by security type of the portfolio holdings of the Fund:

Security Type/Sector Classification	% of Net Assets	Value
COMMON STOCKS:
Banks	8.0%	$30,608,690
Semiconductors	7.8	29,709,345
Pharmaceuticals	7.3	27,854,144
Insurance	5.2	19,894,077
Internet	5.1	19,585,445
Commercial Services	4.0	15,201,266
Oil & Gas	3.1	12,017,418
Beverages	3.1	11,838,145
Investment Companies	2.9	11,046,472
Healthcare-Products	2.7	10,396,264
Telecommunications	2.6	10,040,119
Retail	2.4	9,156,815
Diversified Financial Services	2.4	9,115,162
Media	2.2	8,435,579
Software	2.2	8,363,905
Apparel	2.1	8,116,514
Chemicals	2.1	8,027,691
Building Materials	1.9	7,165,510
Cosmetics/Personal Care	1.8	7,056,855
Machinery-Diversified	1.8	6,914,970
Computers	1.7	6,514,811
Electronics	1.6	6,158,515
Mining	1.5	5,789,736
Distribution/Wholesale	1.4	5,539,717
Food	1.2	4,499,552
Airlines	1.1	4,096,477
Miscellaneous Manufacturing	1.1	4,040,709
Electrical Components & Equipment	1.0	3,892,412
Water	1.0	3,671,896
Auto Manufacturers	0.9	3,576,688
Private Equity	0.7	2,703,476
Hand/Machine Tools	0.6	2,466,260
Healthcare-Services	0.6	2,204,283
Life Sciences Tools & Services	0.6	2,110,060
Real Estate	0.5	2,071,127
Lodging	0.5	1,980,654
Electric	0.4	1,721,418
Home Builders	0.4	1,648,901
Machinery-Construction & Mining	0.4	1,584,512
Food Service	0.4%	$1,494,962
Biotechnology	0.4	1,460,177
Transportation	0.4	1,446,900
Iron/Steel	0.3	1,217,333
Auto Parts & Equipment	0.3	1,033,327
Gas	0.2	892,063
Agriculture	0.2	854,932
REITS	0.2	786,005
Environmental Control	0.2	652,806
Home Furnishings	0.2	609,322
Energy-Alternate Sources	0.2	606,815
Packaging & Containers	0.1	572,593
Engineering & Construction	0.1	459,422
Entertainment	0.1	452,432
Household Products/Wares	0.1	382,600
Leisure Time	0.1	372,259
Aerospace/Defense	0.1	359,951
Pipelines	0.1	280,575
Advertising	0.1	258,498
Toys/Games/Hobbies	0.1	220,787
Office/Business Equipment	0.0	154,760
Holding Companies-Diversification	0.0	127,130
Forest Products & Paper	0.0	106,991
Coal	0.0	66,339
EXCHANGE TRADED FUNDS:
Diversified Financial Services	0.2	817,779
PREFERRED STOCKS:
Cosmetics/Personal Care	0.2	940,922
Chemicals	0.2	592,253
Iron/Steel	0.1	391,904
Banks	0.1	228,456
Auto Manufacturers	0.0	86,094
Electronics	0.0	57,975
SHORT-TERM INVESTMENTS	7.7	29,287,752
LIABILITIES IN EXCESS OF OTHER ASSETS	(0.3)	(1,263,971)
NET ASSETS	100.0%	$382,823,733

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

4

AQUARIUS INTERNATIONAL FUND

Portfolio Holdings Summary Table

August 31, 2021 (UNAUDITED)

The following table presents a summary by country of the portfolio holdings of the Fund:

	% of Net Assets	Value
COMMON STOCKS:
Australia	0.7%	$2,842,602
Austria	0.1	348,288
Belgium	2.4	9,155,226
Bermuda	1.3	4,980,200
Brazil	1.0	3,990,829
Canada	1.5	5,602,015
Cayman Islands	5.4	20,670,171
China	2.0	7,670,671
Colombia	0.0	50,503
Denmark	1.8	6,752,996
Finland	0.7	2,851,359
France	5.5	21,140,177
Germany	3.2	12,369,575
Greece	0.1	220,940
Hong Kong	1.5	5,850,626
Hungary	0.2	893,194
India	4.0	15,178,712
Indonesia	0.3	1,186,775
Ireland	6.5	25,118,553
Isle Of Man	0.5	1,965,067
Israel	1.2	4,679,381
Italy	1.2	4,710,981
Japan	7.1	27,282,696
Jersey	0.0	160,117
Kazakhstan	0.2	737,194
Luxembourg	0.8	2,916,414
Mexico	0.7	2,709,277
Netherlands	4.4	16,614,235
New Zealand	0.0	81,988
Norway	0.1	539,427
Papua New Guinea	0.0%	$86,133
Philippines	0.0	189,562
Portugal	0.0	34,737
Republic of Korea	4.2	15,840,975
Russian Federation	0.8	2,883,311
Singapore	0.7	2,607,464
South Africa	0.7	2,677,416
Spain	0.3	1,050,865
Sweden	3.4	13,075,625
Switzerland	6.8	26,100,279
Taiwan, Province of China	4.5	17,071,004
Thailand	1.2	4,723,139
Turkey	0.1	194,837
United Kingdom	12.9	49,400,834
United States	1.6	6,281,470
Vietnam	0.1	196,730
EXCHANGE TRADED FUNDS:
United States	0.2	817,779
PREFERRED STOCKS:
Brazil	0.2	573,343
Colombia	0.0	47,016
Germany	0.2	736,322
South Korea	0.3	940,922
SHORT-TERM INVESTMENTS
United States	7.7	29,287,752
OTHER ASSETS IN EXCESS OF LIABILITIES	-0.3	(1,263,971)
NET ASSETS	100.0%	$382,823,733

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

5

AQUARIUS INTERNATIONAL FUND

Portfolio of Investments

August 31, 2021

	Number of Shares	Value
COMMON STOCKS — 91.8%
Advertising — 0.1%
Dentsu, Inc.	1,800	$66,912.00
Publicis Groupe SA	2,188	143,642
WPP, PLC	3,536	47,944
		258,498
Aerospace/Defense — 0.1%
Airbus Group SE*	1,204	164,702
MTU Aero Engines AG, ADR	562	64,473
Safran SA	649	81,414
Thales SA	486	49,362
		359,951
Agriculture — 0.2%
British American Tabacco, PLC, SP ADR	5,128	193,274
Imperial Brands, PLC, SP ADR	3,146	67,844
Japan Tobacco, Inc.	4,730	91,774
Origin Enterprises, PLC	115,290	456,031
Swedish Match*	4,980	46,009
		854,932
Airlines — 1.1%
Ryanair Holding, PLC, SP ADR*	38,036	4,096,477
Apparel — 2.1%
Adidas AG	4,752	1,685,770
Adidas AG, SP ADR	1,152	204,480
Gildan Activewear, Inc.	5,757	221,357
Hermes International	80	117,745
Kering SA	139	110,716
LVMH Moet Hennessy Louis Vuitton SE	6,786	5,027,135
LVMH Moet Hennessy Louis Vuitton SE, ADR	2,000	296,280
Shenzhou International Group Holdings, Ltd.	20,900	453,031
		8,116,514
Auto Manufacturers — 0.9%
Ashok Leyland Ltd.	178,836	299,785
Bayerische Motoren Werke AG, SP ADR	3,309	105,094
BYD Co., Ltd.	11,480	385,947
Daimler AG	3,623	305,617
Ferrari NV	141	30,586
Ferrari NV, ADR	642	139,571
Geely Automobile Holdings, Ltd.	6,982	25,304
Geely Automobile Holdings, Ltd., ADR	883	63,514
Hyundai Motor Co.	353	64,501
Kia Corp.	5,986	437,895
NIO, Inc., ADR*	2,072	81,450
Nissan Motor Co., Ltd.*	10,100	52,986
Stellantis NV	5,160	103,432

	Number of Shares	Value
Auto Manufacturers — (Continued)
Tata Motors, Ltd., SP ADR*	32,755	$644,618
Tofas Turk Otomobil Fabrikasi AS	34,475	174,189
Toyota Motor Corp.	600	52,256
Toyota Motor Corp., SP ADR	1,862	324,416
Volkswagen AG, ADR	5,060	169,156
Volvo AB, Class B	3,636	82,329
XPeng, Inc., ADR*	801	34,042
		3,576,688
Auto Parts & Equipment — 0.3%
Continental AG*	442	59,399
Faurecia SE	87	4,203
Fuyao Glass Industrials Group, Ltd.(a)	55,989	344,546
Magna International, Inc.	3,010	237,519
Michelin	463	74,958
Motherson Sumi Systems, Ltd.	104,753	312,702
		1,033,327
Banks — 8.0%
Australia & New Zealand Banking Group, Ltd.	5,980	121,036
Banco Santander SA*	37,238	137,306
Bangkok Bank	308,300	1,089,364
Bank Central Asia Tbk PT	328,970	755,123
Bank Jago Tbk PT*	333,593	354,683
Bank Leumi Le Israel*	533,716	4,409,145
Bank Montreal	867	86,284
Bank of Ireland Group, PLC	562,443	3,520,481
Bank of Nova Scotia, (The)	1,749	108,281
Bank Rakyat Indonesia Persero Tbk PT, ADR	1,382	18,975
Barclays, PLC	126,063	319,622
Bendigo & Adelaide Bank, Ltd.	12,614	92,101
BNP Paribas SA	2,636	166,990
BOC Hong Kong Holdings, Ltd.	28,000	84,733
CaixaBank SA	65,952	204,877
Canadian Imperial Bank of Commerce	573	65,901
China Construction Bank Corp.	106,000	76,379
China Merchants Bank Co., Ltd.	148,987	1,228,787
China Merchants Bank Co., Ltd., ADR	554	22,753
Commerzbank AG*	18,102	113,289
Commonwealth Bank Of Australia	4,044	294,655
Concordia Financial Group, Ltd.	11,723	45,452
Credit Suisse Group AG	13,720	145,343
Dah Sing Financial Holdings, Ltd.	222,400	691,899
DBS Group Holdings, Ltd.	89,900	1,993,360
DBS Group Holdings, Ltd., SP ADR	1,611	143,492

The accompanying notes are an integral part of the financial statements.

6

AQUARIUS INTERNATIONAL FUND

Portfolio of Investments (Continued)

August 31, 2021

	Number of Shares	Value
Banks — (Continued)
Deutsche Bank AG*	8,776	$108,384
DNB Bank ASA	12,189	257,270
FinecoBank Banca Fineco SpA	5,751	105,945
FirstRand, Ltd.	13,495	57,450
Fukuoka Financial Group, Inc.	3,000	55,388
Grupo Aval Acciones y Valores SA, ADR	8,589	50,503
Grupo Financiero Banorte SAB de CV	131,968	871,091
Hang Seng Bank, Ltd.	4,400	78,660
HDFC Bank, Ltd.	117,916	2,543,241
HDFC Bank, Ltd., ADR	11,151	873,235
HSBC Holdings, PLC, SP ADR	9,910	262,020
ICICI Bank, Ltd., SP ADR	102,926	2,019,408
ING Groep NV	7,103	97,981
KakaoBank Corp.*	570	41,246
Macquarie Group, Ltd.	749	90,907
Mediobanca Banca di Credito Finanziario SpA	3,974	46,847
Mitsubishi UFJ Financial Group Inc., SP ADR	53,334	290,670
National Australia Bank, Ltd.	7,689	155,019
National Australia Bank, Ltd., SP ADR	11,208	113,425
Nedbank Group, Ltd., SP ADR	2,666	33,925
Nordea Bank Abp	93	1,091
Nordea Bank Abp	11,504	135,115
OTP Bank, PLC*	14,790	893,194
Oversea-Chinese Bank Corp., Ltd.	9,000	76,162
Royal Bank Canada	3,116	320,200
Sberbank Russia, SP ADR	57,637	1,029,973
Shinhan Financial Group Co., Ltd., SP ADR	9,162	304,636
Societe Generale SA	2,392	75,286
Standard Bank Group, Ltd.	9,099	92,936
Sumitomo Mitsui Financial Group Inc., SP ADR	56,610	390,609
Svenska Handelsbanken AB, Class A	190,980	2,145,986
Toronto-Dominion Bank, (The)	3,414	221,705
UBS Group AG	13,717	228,817
United Overseas Bank, Ltd.	6,000	113,588
Woori Financial Group, Inc., SP ADR	4,696	136,466
		30,608,690
Beverages — 3.1%
Anheuser-Busch InBev SA NV, SP ADR	2,087	127,829
Asahi Group Holdings Ltd.	1,700	79,024
Carlsberg A/S	499	87,158

	Number of Shares	Value
Beverages — (Continued)
China Resources Beer Holdings Co., Ltd.	44,000	$361,829
Coca-Cola European Partners, PLC	476	27,484
Diageo, PLC	113,652	5,463,572
Diageo, PLC, SP ADR	2,046	393,057
Endeavour Group Ltd/Australia*	2,137	11,412
Fomento Economico Mexicano SAB de CV, SP ADR	461	39,973
Heineken NV	4,751	520,339
Pernod Ricard SA	300	63,152
Thai Beverage, PLC	7,196,900	3,633,775
Tsingtao Brewery Co, Ltd.	2,000	16,365
Wuliangye Yibin Co., Ltd., Class A	32,398	1,013,176
		11,838,145
Biotechnology — 0.4%
Argenx SE, ADR*	142	47,005
BeiGene Ltd., ADR*	238	73,375
CSL Ltd., SP ADR	1,030	117,410
CSL, Ltd.	628	142,834
Genmab A/S*	1,553	735,708
Genmab A/S, SP ADR*	2,330	110,419
I-Mab, SP ADR*	2,835	201,058
Zai Lab, Ltd., ADR*	224	32,368
		1,460,177
Building Materials — 1.9%
Anhui Conch Cement Co., Ltd.	5,500	29,758
Beijing Oriental Yuhong Waterproof Technology Co., Ltd., Class A	32,500	243,365
Cemex SAB de CV, SP ADR*	5,460	44,772
CRH, PLC	73,355	3,886,045
CRH, PLC, SP ADR	3,605	191,498
Daikin Industries, Ltd.	249	62,137
Daikin Industries, Ltd., SP ADR	1,490	37,056
Geberit AG	90	75,160
James Hardie Industries PLC	2,896	111,623
LafargeHolcim, Ltd.*	2,013	114,704
Semen Indonesia Persero Tbk PT, ADR	2,421	31,316
Sika AG	6,434	2,318,211
TOTO, Ltd.	365	19,865
		7,165,510
Chemicals — 2.1%
Air Liquide SA	15,544	2,786,141
Air Liquide SA, ADR	1,771	63,473
Akzo Nobel NV, ADR	2,496	102,685
Asahi Kasei Corp.	6,000	61,860
Asian Paints Ltd.	11,630	509,469

The accompanying notes are an integral part of the financial statements.

7

AQUARIUS INTERNATIONAL FUND

Portfolio of Investments (Continued)

August 31, 2021

	Number of Shares	Value
Chemicals — (Continued)
BASF SE, SP ADR	9,844	$190,383
Chr Hansen Holdings	359	33,129
Covestro AG(a)	1,716	111,210
Croda International, PLC	584	73,515
FUCHS PETROLUB SE	29,650	1,169,308
Givaudan SA	27	135,458
Givaudan SA, ADR	600	60,192
ICL Group, Ltd.	12,592	89,781
IMCD NV	2,047	403,219
Johnson Matthey, PLC	1,377	55,671
Kansai Paint Co., Ltd.	1,360	35,225
Koninklijke DSM NV	561	119,435
LANXESS AG	1,023	74,569
LG Chem, Ltd.	385	250,868
Mitsui Chemicals, Inc.	22	759
Nippon Paint Holdings Co., Ltd.	3,610	44,833
Novozymes A/S, ADR	920	74,483
Nutrien, Ltd.*	10,346	627,899
Shin Etsu Chemical Co., Ltd., ADR	2,744	113,423
Shin-Etsu Chemical Co., Ltd.	654	108,020
SK IE Technology Co, Ltd.*(a)	1,032	184,424
Skshu Paint Co, Ltd.	13,860	312,446
Solvay SA	373	48,822
Sumitomo Chemical Co., Ltd.	13,000	65,905
Symrise AG	500	71,155
Umicore SA, ADR	3,052	49,931
		8,027,691
Coal — 0.0%
China Shenhua Energy Co., Ltd.	30,000	66,339
Commercial Services — 4.0%
Adecco Group AG	374	20,805
Adyen NV*(a)	954	3,083,398
ALD SA(a)	48,292	680,141
Allfunds Group, PLC*	86,890	1,566,398
Amadeus IT Group SA, ADR*	1,437	87,542
Ashtead Group, PLC	33,370	2,608,637
Bidvest Group, Ltd., (The)	3,146	44,359
Bureau Veritas SA	1,739	57,796
China Merchants Port Holdings Co., Ltd.	60,000	100,940
Edenred	1,223	69,368
Experian, PLC	2,543	112,173
GMO Payment Gateway, Inc.	258	33,849
IHS Markit, Ltd.	5,330	642,798
International Container Terminal Services, Inc.	30,237	113,160
Intertek Group, PLC	25,486	1,847,917
Localiza Rent a Car SA, SP ADR*	4,006	42,784

	Number of Shares	Value
Commercial Services — (Continued)
New Oriental Education & Tech Group, Inc., SP ADR*	38,500	$87,010
Recruit Holdings Co., Ltd.	3,292	193,840
RELX, PLC	120,000	3,601,351
Rentokil Initial, PLC	7,414	59,227
TAL Education Group, ADR*	5,801	30,861
Transurban Group	6,366	65,890
Worldline SA (France)*(a)	573	51,022
		15,201,266
Computers — 1.7%
CGI, Inc.*	279	24,931
CyberArk Software, Ltd.*	576	96,733
EPAM Systems, Inc.*	1,902	1,203,605
Fujitsu, Ltd.	422	77,685
Globant S.A.*	2,337	753,168
Infosys Ltd., SP ADR	12,897	307,207
Itochu Techno-Solutions Corp.	1,084	33,492
Logitech International SA	536	54,860
Nomura Research Institute, Ltd.	58,700	2,201,273
Obic Co., Ltd.	400	75,948
Snap, Inc.*	3,094	235,484
Tata Consultancy Services, Ltd.	18,737	969,948
Teleperformance	266	117,674
Wipro, Ltd., ADR	38,844	362,803
		6,514,811
Cosmetics/Personal Care — 1.8%
Beiersdorf AG	1,479	179,497
Essity AB, Class B	3,135	100,627
Kose Corp.	300	36,205
L’Oreal SA	1,963	920,920
L’Oreal SA, ADR	3,400	319,260
Natura & Co. Holding SA	53,864	537,619
Natura & Co. Holding SA, ADR*	5,256	104,752
Pigeon Corp.	1,100	31,862
Unicharm Corp.	1,087	48,462
Unilever PLC-CVA	79,854	4,445,186
Unilever, PLC, SP ADR	5,971	332,465
		7,056,855
Distribution/Wholesale — 1.4%
Bunzl, PLC	125,065	4,531,535
ITOCHU Corp.	3,700	111,300
ITOCHU Corp., ADR	426	25,577
Jardine Cycle & Carriage, Ltd.	4,000	57,671
Mitsui & Co., Ltd.	3,159	69,674
Sendas Distribuidora SA, ADR	2,775	45,482
Sendas Distribuidora SA	34,485	113,309
Vamos Locacao de Caminhoes Maquinas e Equipamentos SA*	197,764	585,169
		5,539,717

The accompanying notes are an integral part of the financial statements.

8

AQUARIUS INTERNATIONAL FUND

Portfolio of Investments (Continued)

August 31, 2021

	Number of Shares	Value
Diversified Financial Services — 2.4%
Banco BTG Pactual SA*	145,136	$797,984
Capitec Bank Holdings, Ltd.	3,390	442,867
Chailease Holding Co., Ltd.	71,355	684,522
China International Capital Corp., Ltd.(a)	19,000	44,180
Deutsche Boerse AG	8,586	1,480,714
Deutsche Boerse AG, ADR	2,810	48,276
Guotai Junan Securities Co., Ltd.(a)	33,000	46,120
Hong Kong Exchange & Clearing, Ltd.	3,780	238,798
Housing Development Finance Corp., Ltd.	22,611	863,649
Japan Exchange Group, Inc., ADR	64,100	1,526,572
KB Financial Group, Inc.	5,265	239,505
KB Financial Group, Inc., ADR	6,431	292,675
London Stock Exchange Group, PLC	791	86,649
London Stock Exchange Group, PLC, ADR	2,464	68,302
Nomura Holdings, Inc.	14,100	68,092
Pagseguro Digital, Ltd., Class A*	6,639	394,821
Sanlam Ltd., SP ADR	5,156	45,786
SBI Cards & Payment*	36,790	573,984
SBI Holdings, Inc. (Japan)	2,600	62,990
Singapore Exchange, Ltd.	6,000	44,039
St James’s Place, PLC	5,807	128,595
Standard Life Aberdeen, PLC	15,283	55,840
Visa, Inc., Class A	3,842	880,202
		9,115,162
Electric — 0.4%
CLP Holdings, Ltd.	6,000	59,976
E.ON SE	4,210	55,545
Elia Group SA/NV	257	32,278
Enel SpA	18,291	166,639
Engie SA, SP ADR	8,968	128,422
Fortis, Inc.	2,870	131,503
Iberdrola SA	8,686	107,632
Iberdrola SA, SP ADR	1,618	80,447
National Grid, PLC	2,867	37,082
National Grid, PLC, SP ADR	2,605	169,038
Orsted A/S(a)	381	60,573
Power Assets Holdings, Ltd.	9,500	59,622
Power Grid Corp. of India Ltd.	176,734	423,846
RWE AG	1,019	39,790
SSE, PLC, ADR	5,415	121,486
Terna Rete Elettrica Nazionale SpA	6,010	47,539
		1,721,418

	Number of Shares	Value
Electrical Components & Equipment — 1.0%
ABB, Ltd.	4,533	$167,697
Contemporary Amperex Technology Co., Ltd., Class A	10,922	837,925
Delta Electronics, Inc.	68,136	663,709
Legrand SA	17,038	1,954,840
Schneider Electric SE	698	124,709
Schneider Electric SE, ADR	4,025	143,532
		3,892,412
Electronics — 1.6%
Assa Abloy AB, Class B	89,658	2,869,120
Halma, PLC	32,045	1,323,328
Havells India Ltd.	20,479	355,238
Hirose Electric Co., Ltd.	427	71,093
Hon Hai Precision	56,353	225,035
Hoya Corp.	670	108,194
Hoya Corp., SP ADR	487	79,016
Kyocera Corp.	900	55,950
Murata Manufacturing Co., Ltd.	1,119	92,248
Murata Manufacturing Co., Ltd., ADR	5,048	103,989
Nidec Corp.	78	8,910
Nidec Corp., SP ADR	4,640	133,215
Silergy Corp.	2,918	417,328
Unimicron Technology Corp.	59,597	315,851
		6,158,515
Energy-Alternate Sources — 0.2%
LONGi Green Energy	22,700	314,540
Sungrow Power Supply Co. Ltd.	7,900	192,141
Vestas Wind System*	2,480	100,134
		606,815
Engineering & Construction — 0.1%
Cellnex Telecom SA*(a)	1,246	85,286
Ferrovial SA	3,085	89,340
Grupo Aeroportuario del Sureste SAB de CV, ADR	471	84,205
Grupo Aeroportuario del Pacifico SAB de CV, ADR, Class B*	392	45,633
HOCHTIEF AG	774	61,906
Vinci SA, ADR	3,476	93,052
		459,422
Entertainment — 0.1%
Evolution AB, ADR	197	31,719
MultiChoice Group	5,548	43,884
MultiChoice Group, Ltd., ADR	93	741
OPAP SA	14,085	220,940
Oriental Land Co., Ltd.	613	92,744
Paddy Power Betfair, PLC*	321	62,404
		452,432

The accompanying notes are an integral part of the financial statements.

9

AQUARIUS INTERNATIONAL FUND

Portfolio of Investments (Continued)

August 31, 2021

	Number of Shares	Value
Environmental Control — 0.2%
China Conch Venture Holdings, Ltd.	159,500	$652,806
Food — 1.2%
a2 Milk Co., Ltd.*	10,970	46,701
BRF SA, ADR*	3,487	15,796
China Mengniu Dairy Co., Ltd.*	10,703	64,376
Chocoladefabriken Lindt & Spruengli AG	6	70,565
Cia Brasileira de Distribuicao, SP ADR*	2,775	15,346
Coles Group, Ltd.	4,109	54,228
Colruyt SA	628	35,154
Danone SA	438	31,985
Glanbia, PLC	17,866	318,749
ICA Gruppen AB	648	32,237
JBS SA, ADR	690	8,114
Kerry Group PLC, SP ADR	219	31,926
Koninklijke Ahold Delhaize NV	696	23,481
Koninklijke Ahold Delhaize NV, SP ADR	4,031	136,530
Marine Harvest	1,851	49,580
MASAN GROUP Corp.	33,200	196,731
Meiji Holdings Co., Ltd.	500	30,751
Nestle SA	16,653	2,103,088
Nestle SA, SP ADR	6,845	864,455
Nissin Foods Holdings Co, Ltd.	800	62,279
Ocado Group, PLC*	2,138	59,255
Seven & i Holdings Co., Ltd., ADR	3,000	65,280
Tesco, PLC	1	5
Wilmar International, Ltd.	29,000	89,059
Woolworths Group, Ltd.	2,137	65,050
Yakult Honsha Co., Ltd.	500	28,831
		4,499,552
Food Service — 0.4%
Compass Group, PLC*	64,889	1,340,608
Compass Group, PLC, SP ADR*	7,353	154,354
		1,494,962
Forest Products & Paper — 0.0%
Smurfit Kappa Group PLC, ADR	736	42,217
UPM-Kymmene Corp.	1,590	64,774
		106,991
Gas — 0.2%
Beijing Enterprises Holdings, Ltd.	23,500	80,874
China Gas Holdings, Ltd.	11,000	31,841
China Resources Gas Group, Ltd.	6,000	36,413
ENN Energy Holdings, Ltd.	6,000	118,726

	Number of Shares	Value
Gas — (Continued)
Hong Kong & China Gas Co., Ltd.	84,000	$135,052
Indraprastha Gas Ltd.	58,100	433,597
Snam SpA	9,397	55,560
		892,063
Hand/Machine Tools — 0.6%
Amada Co., Ltd.	158,200	1,603,702
Sandvik AB	3,286	83,856
Schindler Holding AG	216	67,328
Techtronic Industrials Co., Ltd.	32,142	711,374
		2,466,260
Healthcare-Products — 2.7%
Alcon, Inc.	70,851	5,835,213
Alcon, Inc., ADR	1,128	93,026
Asahi Intecc Co., Ltd.	2,115	63,992
Cochlear, Ltd.	376	63,866
Coloplast A/S, ADR	1,070	18,623
Coloplast A/S, Class B	327	56,656
Essilor International Cie Generale d’Opitque SA	11,786	2,315,830
EssilorLuxottica SA, ADR	144	14,114
Fisher & Paykel Healthcare Corp, Ltd.	1,512	35,287
Hengan International Group Co., Ltd.	10,000	57,911
Koninklijke Philips	29,017	1,337,193
Koninklijke Philips NV, ADR	1,898	87,555
Olympus Corp.	2,000	42,025
QIAGEN NV*	2,099	117,166
Shandong Weigao Group Medical Polymer Co, Ltd.	16,000	26,327
Siemens Healthineers AG(a)	1,037	72,120
Smith & Nephew, PLC	2,242	42,932
Sysmex Corp.	300	34,094
Sysmex Corp., ADR	450	25,497
Terumo Corp.	1,362	56,837
		10,396,264
Healthcare-Services — 0.6%
Apollo Hospitals Enterprise, Ltd.*	11,980	814,224
BioMerieux	482	59,033
Fresenius Medical Care AG & Co., KGaA, ADR	1,104	42,592
Hapvida Participacoes e Investimentos SA*(a)	83,800	237,910
Lonza Group AG	182	153,922
Lonza Group AG, ADR*	370	31,221
Sonic Healthcare Ltd., SP ADR	3,345	106,070
WuXi AppTec Co., Ltd.(a)	17,330	345,617
Wuxi Biologics Cayman, Inc.*(a)	26,721	413,694
		2,204,283

The accompanying notes are an integral part of the financial statements.

10

AQUARIUS INTERNATIONAL FUND

Portfolio of Investments (Continued)

August 31, 2021

	Number of Shares	Value
Holding Companies-Diversification — 0.0%
CK Hutchison Holdings, Ltd.	10,000	$72,901
Jardine Matheson Holdings, Ltd.	1,000	54,229
		127,130
Home Builders — 0.4%
Berkeley Group Holdings, PLC	683	45,368
Persimmon, PLC	1,243	50,306
Sekisui Chemical Co., Ltd.	86,100	1,473,534
Sekisui House, Ltd.	4,000	79,693
		1,648,901
Home Furnishings — 0.2%
Electrolux AB, Class B	972	24,700
Panasonic Corp.	4,000	47,820
Sharp Corp. (Japan)	3,000	39,573
Sony Corp., SP ADR	4,806	497,229
		609,322
Household Products/Wares — 0.1%
Hindustan Unilever Ltd.	5,666	211,022
Reckitt Benckiser Group, PLC, SP ADR	11,185	171,578
		382,600
Insurance — 5.2%
Admiral Group, PLC	50,368	2,502,599
Aegon NV	14,288	70,550
Ageas SA NV	2,481	123,983
AIA Group, Ltd.	182,670	2,181,213
AIA Group, Ltd., SP ADR	9,630	460,603
Allianz SE, SP ADR	6,060	141,865
Aon, PLC, Class A	20,696	5,936,855
Baloise Holding AG	522	83,239
CNP Assurances	12,462	213,535
Dai-ichi Life Holdings, Inc.	6,692	132,416
Hannover Rueck SE	286	52,632
Insurance Australia Group, Ltd.	12,776	48,785
Lancashire Holdings, Ltd.	348,744	2,995,117
Legal & General Group, PLC	36,815	136,755
Manulife Finanical Corp.	6,860	133,633
New China Life Insurance Co., Ltd.	16,800	49,455
NN Group NV	3,039	157,641
Ping An Insurance Group Co. of China, Ltd.	671	5,196
Ping An Insurance Group Co. of China, Ltd., ADR	8,016	123,927
Prudential PLC, SP ADR	2,925	60,941
Sampo, Class A, PLC	46,433	2,399,437
Sun Life Financial, Inc.	2,753	141,614
Suncorp Group, Ltd.	18,597	169,215
T&D Holdings, Inc.	5,200	63,287
Topdanmark AS	26,996	1,421,140

	Number of Shares	Value
Insurance — (Continued)
ZhongAn Online P&C Insurance Co, Ltd.*(a)	6,800	$33,156
Zurich Insurance Group AG	126	55,288
		19,894,077
Internet — 5.1%
51job, Inc., ADR*	1,093	83,942
Alibaba Group Holding, Ltd.*	26,874	562,731
Alibaba Group Holdings, Ltd., SP ADR*	14,462	2,415,009
Autohome, Inc., ADR	11,250	497,925
Baidu, Inc., SP ADR*	1,335	209,622
China Literature, Ltd.*(a)	3,800	31,963
Delivery Hero SE*(a)	387	56,166
East Money Information Co., Ltd., Class A	124,983	598,712
JD.com, Inc., ADR*	12,847	1,009,260
JOYY, Inc., ADR	721	45,639
Just Eat Takeaway.com NV, SP ADR*	1,700	30,804
Kakao Corp.	4,239	565,614
Locaweb Servicos de Internet SA*(a)	63,382	300,926
M3, Inc.	1,300	87,188
Meituan, ADR*	4,472	285,940
Mercadolibre, Inc.*	431	804,871
momo.com, Inc.	11,000	682,439
MonotaRO Co., Ltd.	1,200	26,595
Naspers, Ltd.	9,320	1,608,064
Naver Corp.	1,837	695,556
Pinduoduo, Inc., ADR*	1,332	133,227
Prosus NV*	1,422	125,869
Sea, Ltd., ADR*	2,705	915,156
Seek, Ltd.	4,272	101,195
Shopify, Inc., Class A*	198	301,906
Tencent Holdings, Ltd.	87,448	5,401,033
Tencent Holdings, Ltd., ADR	17,513	1,079,852
Tencent Music Entertainment Group, ADR*	2,793	24,690
Vipshop Holdings, Ltd., ADR*	4,069	60,180
Weibo Corp., SP ADR*	653	32,990
Yandex NV, Class A*	9,982	767,616
Z Holdings Corp.	6,577	42,765
		19,585,445
Investment Companies — 2.9%
Groupe Bruxelles Lambert SA	70,721	8,102,216
Kinnevik AB*	849	33,265
Melrose Indust, Plc*	1,204,861	2,782,129
Wendel SA	888	128,862
		11,046,472

The accompanying notes are an integral part of the financial statements.

11

AQUARIUS INTERNATIONAL FUND

Portfolio of Investments (Continued)

August 31, 2021

	Number of Shares	Value
Iron/Steel — 0.3%
BlueScope Steel, Ltd.	6,357	$116,221
Cia Siderurgica Nacional SA, SP ADR	41,580	280,249
Fortescue Metals Group, Ltd.	5,658	86,258
Nippon Steel & Sumitomo Metal Corp.	8,000	163,505
Posco, SP ADR	3,580	255,612
Vale SA, SP ADR	12,347	235,457
Voestalpine AG	1,763	80,031
		1,217,333
Leisure Time — 0.1%
Merida Industry Co., Ltd.	26,351	303,003
Shimano, Inc.	236	69,256
		372,259
Life Sciences Tools & Services — 0.6%
Eurofins Scientific SE*	14,871	2,110,060
Lodging — 0.5%
Galaxy Entertainment Group, Ltd.*	55,200	353,920
Huazhu Group, Ltd., ADR	1,213	58,576
InterContinental Hotels Group, PLC*	24,543	1,568,158
		1,980,654
Machinery-Construction & Mining — 0.4%
Epiroc AB, Class A*	52,724	1,156,974
Hitachi, Ltd.	901	49,795
Hitachi Ltd., ADR	1,830	201,849
Komatsu, Ltd.	4,400	107,020
Mitsubishi Electical Corp.	3,000	41,013
Siemens Energy AG*	960	27,861
		1,584,512
Machinery-Diversified — 1.8%
Atlas Copco AB, Class A	1,701	116,939
Atlas Copco AB, Class A, SP ADR	1,656	114,165
CNH Industrial NV	6,623	109,484
FANUC Corp.	300	65,358
GEA Group AG	88,704	4,094,381
Keyence Corp.	400	240,134
Kone Corp., Class B	748	62,069
Kubota Corp., SP ADR	883	91,046
NARI Technology Co. Ltd.	86,150	466,343
SMC Corp.	110	70,383
SMC Corp., ADR	2,280	72,983
Spirax-Sarco Engineering, PLC	6,130	1,359,366
Sumitomo Heavy Industries, Ltd.	2,000	52,319
		6,914,970
Media — 2.2%
Grupo Televisa SAB, SP ADR	20,870	274,023

	Number of Shares	Value
Media — (Continued)
Informa, PLC*	4,850	$35,444
Liberty Media Corp-Liberty Formula One, Class C*	11,818	597,282
Pearson, PLC, SP ADR	15,198	160,947
Shaw Communications, Inc., Class B	9,386	275,948
Thomson Reuters Corp.	1,419	165,824
Vivendi SA, ADR	5,370	204,543
Wolters Kluwer	57,781	6,644,856
Wolters Kluwer NV, SP ADR	667	76,712
		8,435,579
Mining — 1.5%
Alrosa PJSC	213,334	424,678
Aluminum Corp. of China, Ltd.*	693,555	503,277
Antofagasta, PLC	8,790	176,080
Barrick Gold Corp.	6,196	124,354
Boliden AB*	2,900	101,249
Cameco Corp.	3,460	64,079
Franco-Nevada Corp.	1,038	151,392
Freeport-McMoRan, Inc.	17,610	640,828
Groupo Mexico SAB de CV SA	214,871	996,255
Hindalco Industries Ltd.	81,190	519,273
Kirkland Lake Gold, Ltd.	1,043	41,647
Lynas Rare Earths, Ltd.*	65,320	325,793
MMC Norilsk Nickel PJSC, ADR	2,034	66,817
Norsk Hydro ASA	15,202	104,943
Polyus PJSC	2,251	406,164
Rio Tinto, PLC, SP ADR	1,211	90,910
South32 Ltd.	44,192	100,716
Southern Copper Corp.	3,807	238,280
Sumitomo Metal Mining Co., Ltd.	2,000	76,642
Teck Resources, Ltd., Class B	8,215	185,248
Vedanta, Ltd., ADR	19,203	316,081
Wheaton Precious Metals Corp.	2,998	135,030
		5,789,736
Miscellaneous Manufacturing — 1.1%
Airtac International Group	13,000	395,712
Alfa Laval AB	31,767	1,289,903
Orica Ltd.	5,536	52,967
Siemens AG	1,920	318,518
Smiths Group, PLC	68,827	1,366,012
Sunny Optical Technology Group Co., Ltd.	20,271	613,433
Toshiba Corp.	96	4,164
		4,040,709
Office/Business Equipment — 0.0%
Canon, Inc.	2,700	64,239
Fujifilm Holdings Corp.	1,100	90,521
		154,760

The accompanying notes are an integral part of the financial statements.

12

AQUARIUS INTERNATIONAL FUND

Portfolio of Investments (Continued)

August 31, 2021

	Number of Shares	Value
Oil & Gas — 3.1%
BP, PLC, SP ADR	1	$25
Canadian Natural Resources, Ltd.	4,335	143,358
DCC, PLC	76,046	6,464,247
Eni SpA	89,183	1,100,303
Equinor ASA, SP ADR	3,137	66,473
Galp Energia SGPS SA	3,396	34,737
Idemitsu Kosan Co., Ltd.	1,100	26,346
Imperial Oil, Ltd.	2,792	73,681
Inpex Corp.	6,228	42,792
Lukoil , PJSC, SP ADR	11,171	955,679
Lundin Petroleum AB	1,163	35,542
Neste Oyj	756	46,049
Oil Search Ltd.	31,786	86,133
OMV AG	4,843	268,257
Petroleo Brasileiro, SP ADR	43,043	466,586
Reliance Industries, Ltd.	34,829	1,074,657
Repsol SA	7,844	90,011
Royal Dutch Shell, PLC, Class A, SP ADR	14,983	595,724
Total SA, SP ADR	7,259	321,501
Ultrapar Participacoes SA, SP ADR	7,935	22,218
Woodside Petroleum, Ltd.	7,291	103,099
		12,017,418
Packaging & Containers — 0.1%
Ball Corp.	5,967	572,593
Pharmaceuticals — 7.3%
Alfresa Holdings Corp.	237,700	3,761,439
Aspen Pharmacare Holdings, Ltd., ADR	6,986	93,962
Astellas Pharma, Inc.	88,200	1,486,162
Astellas Pharma, Inc., ADR	190	3,188
AstraZeneca, PLC, SP ADR	6,318	368,213
Bausch Health Cos., Inc.*	3,548	103,353
Bayer AG	575	31,988
Celltrion, Inc.*	120	30,243
Chugai Pharmaceutical Co., Ltd.	2,100	82,053
CSPC Pharmaceutical Group, Ltd.	23,040	29,229
Daiichi Sankyo Co., Ltd.	4,148	98,525
Daiichi Sankyo Co., Ltd., ADR	876	20,858
Dr. Reddy’s Laboratories, Ltd., ADR	3,953	253,822
Eisai Co., Ltd.	692	57,069
Glaxosmithkline, PLC	174,756	3,515,333
Glaxosmithkline, PLC, SP ADR	8,330	339,364
Kobayashi Pharmaceutical Co., Ltd.	871	68,176
Merck KGaA	587	139,469
Novartis AG	42,139	3,897,473

	Number of Shares	Value
Pharmaceuticals — (Continued)
Novartis AG, SP ADR	5,895	$544,639
Novo Nordisk A/S	11,711	1,172,388
Novo-Nordisk AS, SP ADR	6,449	644,707
Ono Pharmaceutical Co, Ltd.	1,400	33,615
Orion Corporation, Class B	672	27,411
Otsuka Holdings Co., Ltd.	1,100	46,810
Recordati SpA	47,118	3,091,920
Roche Holdings AG	7,816	3,138,555
Roche Holdings AG, SP ADR	12,016	603,444
Sanofi	33,260	3,447,018
Sanofi, ADR	5,170	267,703
Santen Pharmaceutical Co, Ltd.	2,400	35,886
Takeda Pharmaceutical Co., Ltd.	900	29,957
UCB SA	546	62,467
Zhangzhou Pientzehuang Pharmaceutical Co., Ltd.	6,100	327,705
		27,854,144
Pipelines — 0.1%
Enbridge, Inc.	6,937	272,693
TC Energy Corp.	166	7,882
		280,575
Private Equity — 0.7%
3i Group, PLC	3,463	63,688
Bridgepoint Group PLC*(a)	110,601	769,425
Macquarie Korea Infrastructure Fund	23,033	246,291
Partners Group Holding AG	916	1,624,072
		2,703,476
Real Estate — 0.5%
Aroundtown SA	6,368	48,796
China Resources Land, Ltd.	13,714	50,938
China Vanke Co., Ltd.	6,000	16,189
CK Asset Holdings, Ltd.	11,000	71,633
Daito Trust Construction Co., Ltd.	300	32,948
Deutsche Wohnen SE	1,095	67,970
Great Eagle Holdings, Ltd.	377,662	1,183,489
Longfor Group Holdings, Ltd.(a)	13,000	56,255
REA Group, Ltd.	633	70,844
Shimao Group Holdings, Ltd.	20,500	42,360
Sun Hung Kai Properties, Ltd.	8,472	119,489
Sunac China Holdings, Ltd.	10,261	26,235
Sunac Services Holdings, Ltd.(a)	620	1,615
Swiss Prime Site AG	543	58,104
Vonovia SE	1,595	107,680
Wharf Holdings Ltd., (The)	14,000	47,251
Wharf Real Estate Investment Co., Ltd.	14,000	69,331
		2,071,127

The accompanying notes are an integral part of the financial statements.

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AQUARIUS INTERNATIONAL FUND

Portfolio of Investments (Continued)

August 31, 2021

	Number of Shares	Value
REITS — 0.2%
Ascendas Real Estate Investment Trust	23,000	$51,911
CapitaLand Mall Trust	25,000	38,183
Daiwa House REIT Investment Corp.	12	35,441
Goodman Group	6,677	112,776
Japan Prime Realty Investment Corp.	15	56,027
Japan Retail Fund Investment Corp.	76	73,836
Link	6,000	55,166
Nippon Building Fund Inc.	9	58,446
Nippon Prologis REIT, Inc.	15	53,941
Segro, PLC	5,434	96,041
Unibail-Rodamco-Westfield*	938	82,197
United Urban Investment Corp.	51	72,040
		786,005
Retail — 2.4%
ABC-Mart, Inc.	500	26,732
Aeon Co., Ltd.	676	17,896
Alibaba Health Information Technology, Ltd.*	22,000	36,313
ANTA Sports Products, Ltd.	5,561	114,228
Astra International Tbk PT, ADR	3,615	26,679
Cie Financiere Richemont SA, ADR	12,160	133,577
Fast Retailing Co., Ltd.	147	96,826
Hennes & Mauritz AB, Class B*	2,490	50,001
Industria de Diseno Textil SA, ADR	7,152	122,085
Li Ning Co., Ltd.	42,298	567,207
McDonald’s Holdings Co. Japan, Ltd.	600	28,619
Moncler SpA	774	49,559
Next, PLC	352	38,280
Nitori Holdings Co., Ltd.	353	66,048
Pan Pacific International Holdings Corp.	2,000	38,047
Restaurant Brands International, Inc.	3,260	209,325
Shimamura Co., Ltd.	300	26,442
Sundrug Co., Ltd.	17,900	592,448
Swatch Group AG, (The)	11,466	3,235,177
TITAN COMPANY, Ltd.	18,915	496,903
Tsuruha Holdings	21,300	2,674,354
Wal-Mart de Mexico SAB de CV	48,253	171,230
Wal-Mart de Mexico SAB de CV, SP ADR	1,129	40,147
Welcia Holdings Co., Ltd.	3,272	115,385
Yum China Holdings, Inc.	1,728	106,376
Zalando SE*(a)	166	18,404

	Number of Shares	Value
Retail — (Continued)
Zhongsheng Group Holdings, Ltd.	7,000	$58,527
		9,156,815
Semiconductors — 7.8%
ASE Technology Holding Co., Ltd. ADR	6,033	55,926
ASML Holding NV	1,410	1,175,922
ASML Holding NV, ADR	1,129	940,502
Infineon Technologies AG	6,174	262,875
Mediatek, Inc.	10,000	324,272
NVIDIA Corp.	2,950	660,357
Rohm Co., Ltd.	40	3,845
Samsung Electronic Co., Ltd.	99,019	6,537,059
Samsung Electronic Co., Ltd., GDR	3,244	5,296,587
SK Hynix, Inc.	917	83,961
SUMCO Corp.	34	716
Taiwan Semiconductor Manufacturing Co., Ltd.	224,000	4,913,493
Taiwan Semiconductor Manufacturing Co., Ltd., SP ADR	73,574	8,756,042
Tokyo Electron, Ltd.	400	171,338
Tokyo Electron, Ltd., ADR	1,048	112,377
United Microelectronics Corp., SP ADR	36,418	414,073
		29,709,345
Software — 2.2%
Bilibili, Inc., SP ADR*	785	62,981
BlackBerry, Ltd.*	10,732	122,452
Dassault Systemes SE	2,375	135,650
Dassault Systemes SE, ADR	2,450	140,115
Kaspi.KZ JSC	6,444	737,194
Kingdee International Software Group Co., Ltd.*	8,000	29,131
Kingsoft Corp, Ltd.	6,000	24,068
NetEase, Inc., ADR	15,430	1,503,191
Nexon Co., Ltd.	31,200	569,046
Open Text Corp.	2,121	116,294
Playtech, PLC*	349,631	1,965,067
SAP SE, SP ADR	2,021	303,433
SimCorp A/S	15,635	2,132,565
TOTVS SA	23,886	181,127
Unity Software, Inc.*	2,695	341,591
		8,363,905
Telecommunications — 2.6%
America Movil SAB de CV, Class L, SP ADR	7,257	141,947
BCE, Inc.	5,954	310,322
Belgacom SA	29,202	572,545

The accompanying notes are an integral part of the financial statements.

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AQUARIUS INTERNATIONAL FUND

Portfolio of Investments (Continued)

August 31, 2021

	Number of Shares	Value
Telecommunications — (Continued)
Chunghwa Telecom Co., Ltd., SP ADR	10,212	$417,160
Deutsche Telekom AG, SP ADR	5,690	121,083
Elisa OYJ	619	39,672
GDS Holdings, Ltd., ADR*	1,470	85,966
Hikari Tsushin, Inc.	200	34,997
KDDI Corp.	69,948	2,137,988
Millicom International Cellular SA, SDR*	116	4,390
MTN Group, Ltd.*	23,254	213,442
NICE Ltd., SP ADR	288	83,722
Nippon Telegraph & Telephone Corp.	2,100	55,950
Nippon Telegraph & Telephone Corp. ADR	984	26,342
Nokia OYJ, SP AD	12,708	75,740
Orange SA	5,001	56,857
PLDT, Inc., SP ADR	2,630	76,401
SK Telecom Ltd., SP ADR	6,177	177,836
SoftBank Corp.	7,979	106,782
Softbank Group Corp., ADR	7,968	225,176
Swisscom AG	318	186,646
Tele2 AB, Class B	1,551	23,285
Telefonaktiebolaget LM Ericsson, Class B	397,483	4,708,230
Telefonaktiebolaget LM Ericsson, SP ADR	2,495	29,491
Telefonica SA	9,365	46,339
Telenor ASA, ADR	3,481	61,161
Turkcell Iletisim Hizmetleri AS, ADR	4,138	20,649
		10,040,119
Toys/Games/Hobbies — 0.1%
Bandai Namco Holdings, Inc.	800	55,487
Nintendo Co., Ltd.	200	96,088
Nintendo Co., Ltd., ADR	1,152	69,212
		220,787
Transportation — 0.4%
Aurizon Holdings, Ltd.	22,111	60,833
Canadian National Railway Co.	3,433	403,824
Canadian Pacific Railway, Ltd.	1,055	72,573
Central Japan Railway Co.	304	44,496
Deutsche Post AG, SP ADR	3,012	212,527
DSV PANALPINA A S, ADR	826	105,315
East Japan Railway Co.	900	60,493
Mitsui OSK Lines, Ltd.	3,000	231,230
Poste Italiane SpA(a)	3,442	46,666
SG Holdings Co., Ltd.	2,446	66,403
Tobu Railway Co., Ltd.	1,000	26,071
West Japan Railway Co.	475	25,943

	Number of Shares	Value
Transportation — (Continued)
ZTO Express Cayman, Inc., ADR	3,209	$90,526
		1,446,900
Water — 1.0%
Severn Trent, PLC	1,160	44,073
United Utilities Group, PLC	249,463	3,627,823
		3,671,896
TOTAL COMMON STOCKS (Cost $274,493,472)		351,684,569

EXCHANGE TRADED FUNDS — 0.2%
Diversified Financial Services — 0.2%
Ishares MSCI India ETF	10,140	492,804
iShares MSCI Saudi Arabia ETF	7,882	324,975
		817,779
TOTAL EXCHANGE TRADED FUNDS
(Cost $635,506)		817,779

PREFERRED STOCKS — 0.6%
Auto Manufacturers — 0.0%
Porsche Auto SE 2.529%	851	86,094
Banks — 0.1%
Banco Bradesco SA, ADR 4.885%	40,500	181,440
Bancolombia SA, SP ADR 2.105%	1,414	47,016
		228,456
Chemicals — 0.2%
Fuchs Petrolub SE 2.289%	11,703	592,253
Cosmetics/Personal Care — 0.2%
LG Household & Health Care, Ltd. 1.627%	1,589	940,922
Electronics — 0.0%
Sartorius AG 0.124%	88	57,975
Iron/Steel — 0.1%
Gerdau SA, SP ADR 4.639%	72,307	391,904
TOTAL PREFERRED STOCKS (Cost $2,174,845)		2,297,604

The accompanying notes are an integral part of the financial statements.

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AQUARIUS INTERNATIONAL FUND

Portfolio of Investments (Concluded)

August 31, 2021

	Number of Shares	Value
SHORT-TERM INVESTMENTS — 7.7%
U.S. Bank Money Market Deposit Account, 0.01%(b)	29,287,752	$29,287,752
TOTAL SHORT-TERM INVESTMENTS
(Cost $29,287,752)		29,287,752
TOTAL INVESTMENTS — 100.3%
(Cost $306,591,575)		384,087,704
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.3)%		(1,263,971)
NET ASSETS — 100.0%		$382,823,733

*	Non-income producing security.

(a)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. As of August 31, 2021, total market value of Rule 144A securities is $7,074,817 and represents 1.85% of net assets.

(b)	The rate shown is as of August 31, 2021.

ADR	American Depositary Receipt

PLC	Public Limited Company

REIT	Real Estate Investment Trust

SP ADR	Sponsored ADR

The accompanying notes are an integral part of the financial statements.

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AQUARIUS INTERNATIONAL FUND

STATEMENT of Assets and Liabilities

August 31, 2021

ASSETS
Investments, at value (cost $277,303,823)	$354,799,952
Short-term investments, at value (cost $29,287,752)	29,287,752
Foreign currency at value (cost $192,247)	202,418
Receivables for:
Dividends	1,240,116
Investments sold	1,410,376
Capital shares sold	359,969
Prepaid expenses and other assets	26,273
Total assets	387,326,856

LIABILITIES
Payables for:
Investments purchased	4,227,621
Sub-advisory fees	150,667
Other accrued expenses and liabilities	124,835
Total liabilities	4,503,123
Net assets	$382,823,733

NET ASSETS CONSIST OF:
Par value	$31,969
Paid-in capital	312,791,984
Total distributable earnings/(loss)	69,999,780
Net assets	$382,823,733

CAPITAL SHARES:
Net Assets	$382,823,733
Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	31,968,659
Net asset value, offering and redemption price per share	$11.97

The accompanying notes are an integral part of the financial statements.

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AQUARIUS INTERNATIONAL FUND

Statement of Operations

FOR THE Year ENDED August 31, 2021

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $710,264)	$6,099,857
Total investment income	6,099,857

EXPENSES
Sub-advisory fees (Note 2)	1,584,876
Custodian fees (Note 2)	308,881
Administration and accounting services fees (Note 2)	248,255
Transfer agent fees (Note 2)	61,377
Legal fees	46,116
Director fees	39,609
Audit fees	39,406
Registration and filing fees	29,331
Officer fees	27,438
Printing and shareholder reporting fees	5,194
Other expenses	98,911
Total expenses	2,489,394
Net investment income/(loss)	3,610,463

NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS
Net realized gain/(loss) from investments and foreign currency transactions	13,243,783
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translation	44,996,998
Net realized and unrealized gain/(loss) on investments	58,240,781
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$61,851,244

The accompanying notes are an integral part of the financial statements.

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AQUARIUS INTERNATIONAL FUND

Statements of Changes in Net Assets

	For the Year Ended August 31, 2021	For the Year Ended August 31, 2020
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income/(loss)	$3,610,463	$2,536,880
Net realized gain/(loss) from investments and foreign currency transactions	13,243,783	(10,909,975)
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translation	44,996,998	36,219,749
Net increase/(decrease) in net assets resulting from operations	61,851,244	27,846,654

DIVIDEND AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Total distributable earnings	(2,348,112)	(2,498,204)
Net decrease in net assets from dividends and distributions to shareholders	(2,348,112)	(2,498,204)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	55,323,661	111,312,020
Reinvestment of distributions	1,902,390	1,933,346
Shares redeemed	(12,861,612)	(23,012,232)
Net increase/(decrease) in net assets resulting from capital share transactions	44,364,439	90,233,134
Total increase/(decrease) in net assets	103,867,571	115,581,584

NET ASSETS:
Beginning of period	278,956,162	163,374,578
End of period	$382,823,733	$278,956,162

SHARE TRANSACTIONS:
Shares sold	4,875,177	12,830,560
Shares reinvested	175,659	199,314
Shares redeemed	(1,170,002)	(2,575,314)
Net increase/(decrease) in shares	3,880,834	10,454,560

The accompanying notes are an integral part of the financial statements.

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AQUARIUS INTERNATIONAL FUND

Financial Highlights

Contained below is per share operating performance data for shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	For the Year Ended August 31, 2021	For the Year Ended August 31, 2020	For the Year Ended August 31, 2019	For the Period April 17, 2018(1) to August 31, 2018
Per Share Operating Performance
Net asset value, beginning of period	$9.93	$9.27	$9.61	$10.00
Net investment income/(loss)(2)	0.12	0.12	0.14	0.08
Net realized and unrealized gain/(loss) from investments	2.00	0.67	(0.35)	(0.47)
Net increase/(decrease) in net assets resulting from operations	2.12	0.79	(0.21)	(0.39)
Dividends and distributions to shareholders from:
Net investment income	(0.08)	(0.13)	(0.13)	—
Total dividends and distributions to shareholders	(0.08)	(0.13)	(0.13)	—
Net asset value, end of period	$11.97	$9.93	$9.27	$9.61
Total investment return/(loss)(3)	21.46%	8.61%	(2.12)%	(3.90	)%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$382,824	$278,956	$163,375	$176,968
Ratio of expenses to average net assets	0.75%	0.75%	0.94%	0.80	%(5)
Ratio of net investment income/(loss) to average net assets	1.08%	1.24%	1.56%	2.21	%(5)
Portfolio turnover rate	48%	55%	81%	36	%(4)

(1)	Commencement of operations.

(2)	Calculated based on average shares outstanding for the period.

(3)

Total investment return/(loss) is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(4)	Not annualized.

(5)	Annualized.

The accompanying notes are an integral part of the financial statements.

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AQUARIUS INTERNATIONAL FUND

NOTES TO FINANCIAL STATEMENTS

August 31, 2021

1. Organization and Significant Accounting Policies

The RBB Fund, Inc. (“RBB” or the “Company”) was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. RBB is a “series fund,” which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has thirty-nine separate investment portfolios, including the Aquarius International Fund (the “Fund”), which commenced investment operations on April 17, 2018.

RBB has authorized capital of one hundred billion shares of common stock of which 88.223 billion shares are currently classified into one hundred and ninety-three classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio.

The Fund’s investment objective seeks capital appreciation.

The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services - Investment Companies”.

The end of the reporting period for the Fund is August 31, 2021, and the period covered by these Notes to Financial Statements is the fiscal period end August 31, 2021 (the “current fiscal period”).

PORTFOLIO VALUATION – The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter (“OTC”) market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings, and are deemed representative of market values at the close of the market. Foreign securities are valued based on prices from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. Investments in other open-end investment companies, if any, are valued based on the NAV of those investment companies (which may use fair value pricing as disclosed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Company’s Board of Directors (the “Board”). Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments. Such procedures use fundamental valuation methods, which may include, but are not limited to, an analysis of the effect of any restrictions on the resale of the security, industry analysis and trends, significant changes in the issuer’s financial position, and any other event which could have a significant impact on the value of the security. Determination of fair value involves subjective judgment as the actual market value of a particular security can be established only by negotiations between the parties in a sales transaction, and the difference between the recorded fair value and the value that would be received in a sale could be significant. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

21

AQUARIUS INTERNATIONAL FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

August 31, 2021

FAIR VALUE MEASUREMENTS – The inputs and valuation techniques used to measure the fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

● Level 1 —	Prices are determined using quoted prices in active markets for identical securities.

● Level 2 —	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

● Level 3 —	Prices are determined using significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of the end of the reporting period, in valuing the Fund’s investments carried at fair value:

	Total	Level 1	Level 2	Level 3
Common Stocks	$351,684,569	$87,157,307	$264,527,262	$—
ETF	817,779	817,779	—	—
Preferred Stock	2,297,604	1,212,613	1,084,991	—
Short-Term Investments	29,287,752	29,287,752	—	—
Total Investments*	$384,087,704	$118,475,451	$265,612,253	$—

*	Please refer to the Portfolio of Investments for further details.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) requires the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for Level 3 transfers are disclosed if the Fund had an amount of total Level 3 transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

During the current fiscal period, the Fund had no Level 3 transfers.

22

AQUARIUS INTERNATIONAL FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

August 31, 2021

REITS — The Fund has made certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits resulting in the excess portion being designated as a return of capital. The Fund intends to include the gross dividends from such REITs in its annual distributions to shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

USE OF ESTIMATES — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and those differences could be significant.

INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES — The Fund records security transactions based on trade date for financial reporting purposes. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income (including amortization of premiums and accretion of discounts) is accrued when earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund’s investment income, expenses (other than class specific expenses) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Certain expenses are shared with PENN Capital Funds Trust (the “Trust”), a series trust of affiliated funds. Expenses incurred on behalf of a specific class, fund or fund family of the Company or Trust are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all funds (such as director or professional fees) are charged to all funds in proportion to their average net assets of RBB and the Trust, or in such other manner as the Board deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are accrued daily and taken into account for the purpose of determining the NAV of the Fund.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income and distributions from net realized capital gains (including net short-term capital gains), if any, are declared and paid at least annually to shareholders recorded on the ex-dividend date. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

U.S. TAX STATUS — No provision is made for U.S. income taxes as it is the Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

FOREIGN CURRENCY TRANSLATION — Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars based on the applicable exchange rates at the date of the last business day of the financial statement period. Purchases and sales of securities, interest income, dividends, variation margin received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rates in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices of securities held. Such changes are included with the net realized gain or loss and change in unrealized appreciation or depreciation on investments in the Statement of Operations. Other foreign currency transactions resulting in realized and unrealized gain or loss are reported separately as net realized gain or loss and change in unrealized appreciation or depreciation on foreign currencies in the Statement of Operations.

CASH AND CASH EQUIVALENTS — Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

23

AQUARIUS INTERNATIONAL FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

August 31, 2021

OTHER — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, the Fund expects the risk of material loss from such claims to be remote.

The Fund may be subject to taxes imposed by countries in which it invests, with respect to its investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Fund accrues such taxes when the related income or capital gains are earned or throughout the holding period. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. Additionally, if there is a deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

MARKET RISK — Investments in foreign markets may involve certain considerations and risks not typically associated with investments in the United States of America, including the possibility of future political and economic developments and the level of foreign governmental supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States of America. Consequently, acquisition and disposition of international securities held by the Fund may be inhibited.

CORONAVIRUS (COVID-19) PANDEMIC — The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. Although vaccines for COVID-19 are becoming more widely available, the ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers are not known. The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak and the pace of recovery which may vary from market to market, and such uncertainty may in turn adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

2. INVESTMENT ADVISER AND OTHER SERVICES

Altair Advisers, LLC (“Altair” or the “Adviser”) serves as the investment adviser to the Fund. Aperio Group, LLC, Driehaus Capital Management, LLC, Mawer Investment Management, Ltd. and Setanta Asset Management Limited each serve as an investment sub-adviser (“Sub-Adviser”) to the Fund.

The Fund is managed by the Adviser and one or more Sub-Advisers unaffiliated with the Adviser. The Adviser also has the ultimate responsibility to oversee the Sub-Advisers, and to recommend their hiring, termination and replacement, subject to approval by the Board. The Adviser has an investment team that is jointly responsible for the day-to-day management of the Fund. The Sub-Advisers provide investment advisory services to the portion of the Fund’s portfolio allocated to them by the Adviser. The Adviser and the Fund have entered into sub-advisory agreements with the Sub-Advisers to manage the Fund, subject to supervision of the Adviser and the Board, and in accordance with the investment objective and restrictions of the Fund. The Fund compensates the Sub-Advisers for their services at an annual rate based on the Fund’s average daily net assets, (the “Sub-Advisory Fee”), not to exceed 0.90%, payable on a monthly basis in arrears.

During the current fiscal period, collectively, sub-advisory fees accrued were $1,584,876, or the rate of 0.47%.

The Fund is currently only available to clients of the Adviser and to other investors at the Fund’s discretion. The Adviser does not receive a separate management fee from the Fund. However, pursuant to the Fund’s investment advisory agreement with the Adviser, the Adviser is entitled to receive reimbursement for compliance expenses in connection with managing the Fund, up to 0.03% of the Fund’s average daily net assets. During the current fiscal period, the Adviser received $86,873.

24

AQUARIUS INTERNATIONAL FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

August 31, 2021

U.S. Bancorp Fund Services, LLC (“Fund Services”), doing business as U.S. Bank Global Fund Services, serves as administrator for the Fund. For providing administrative and accounting services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Fund Services serves as the Fund’s transfer and dividend disbursing agent. For providing transfer agent services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

U.S. Bank, N.A. (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Quasar Distributors, LLC (the “Distributor”), a wholly-owned broker-dealer subsidiary of Foreside Financial Group, LLC, serves as the principal underwriter and distributor of the Fund’s shares pursuant to a Distribution Agreement with RBB.

For compensation amounts paid to Fund Services and the Custodian, please refer to the Statement of Operations.

3. DIRECTOR AND OFFICER COMPENSATION

The Directors of the Company receive an annual retainer and meeting fees for meetings attended. An employee of Vigilant Compliance, LLC serves as President and Chief Compliance Officer of the Company. Vigilant Compliance, LLC is compensated for the services provided to the Company. Employees of RBB serve as Treasurer, Secretary and Director of Marketing & Business Development of the Company. They are compensated for services provided. Certain employees of Fund Services serve as officers of the Company. They are not compensated by the Fund or the Company. For Director and Officer compensation amounts, please refer to the Statement of Operations.

4. PURCHASES AND SALES OF INVESTMENT SECURITIES

During the current fiscal period, aggregate purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

PURCHASES	SALES
$186,476,094	$147,845,967

There were no purchases or sales of long-term U.S. Government securities during the current fiscal period.

5. FEDERAL INCOME TAX INFORMATION

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

As of August 31, 2021, the federal tax cost, which includes foreign currency, and aggregate gross unrealized appreciation and depreciation of investments held by the Fund were as follows:

FEDERAL TAX COST	UNREALIZED APPRECIATION	UNREALIZED (DEPRECIATION)	Net Unrealized Appreciation/ (Depreciation)
$310,464,557	$89,139,805	$(15,314,240)	$73,825,565

25

AQUARIUS INTERNATIONAL FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

August 31, 2021

Distributions to shareholders, if any, from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

Permanent differences as of August 31, 2021, primarily attributed to foreign currency. There were no permanent differences between distributable earnings/(loss) and paid in capital.

As of August 31, 2021, the components of distributable earnings on a tax basis were as follows:

UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAINS	CAPITAL LOSS CARRYFORWARDS	NET UNREALIZED APPRECIATION/ (DEPRECIATION)	QUALIFIED LATE-YEAR LOSSES
$4,089,153	$—	$(7,914,938)	$73,825,565	$—

The differences between the book and tax basis components of distributable earnings relate primarily to the timing of recognition of income and gains for federal income tax purposes. Short-term and foreign currency gains are reported as ordinary income for federal income tax purposes.

The tax character of dividends and distributions paid during the fiscal year ended August 31, 2021 were as follows:

	ORDINARY INCOME	LONG-TERM GAINS	TOTAL
2021	$2,348,112	$—	$2,348,112
2020	2,498,204	—	2,498,204

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. The Aquarius International Fund had utilized $13,038,768. As of August 31, 2021, the Fund had short-term capital loss carryforwards of $7,914,938.

6. NEW ACCOUNTING PRONOUNCEMENTS AND REGULATORY UPDATES

In October 2020, the Securities and Exchange Commission (“SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and require funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. Funds will be required to comply with Rule 18f-4 by August 19, 2022. It is not currently clear what impact, if any, Rule 18f-4 will have on the availability, liquidity or performance of derivatives. Management is currently evaluating the potential impact of Rule 18f-4 on the Fund. When fully implemented, Rule 18f-4 may require changes in how the Fund uses derivatives, adversely affect the Fund’s performance and increase costs related to a Fund’s use of derivatives.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect

26

AQUARIUS INTERNATIONAL FUND

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

August 31, 2021

to the role of a board in determining fair value and the accounting and auditing of fund investments. The Fund will be required to comply with the rules by September 8, 2022. Management is currently assessing the potential impact of the new rules on the Fund’s financial statements.

7. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events.

27

AQUARIUS INTERNATIONAL FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of The RBB Fund, Inc. and Shareholders of Aquarius International Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Aquarius International Fund (one of the funds constituting The RBB Fund, Inc., hereafter referred to as the “Fund”) as of August 31, 2021, the related statement of operations for the year ended August 31, 2021, the statement of changes in net assets for each of the two years in the period ended August 31, 2021, including the related notes, and the financial highlights for each of the three years in the period ended August 31, 2021 and for the period April 17, 2018 (commencement of operations) through August 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2021 and the financial highlights for each of the three years in the period ended August 31, 2021 and for the period April 17, 2018 (commencement of operations) through August 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Philadelphia, Pennsylvania
October 29, 2021

We have served as the auditor of one or more Altair Advisers, LLC investment companies since 2015.

28

AQUARIUS INTERNATIONAL FUND

SHAREHOLDER TAX INFORMATION (UNAUDITED)

Certain tax information regarding the Fund is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable period ended August 31, 2021. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ending December 31, 2021. During the fiscal year ended August 31, 2021, the following dividends and distributions were paid by the Fund:

Ordinary Income	Long-Term Gains
$2,348,112	$—

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

Under the Jobs and Growth Tax relief Reconciliation Act of 2003 the following percentages of ordinary dividends paid during the fiscal year ended August 31, 2021 are designated as “qualified dividend income,” as defined in the Act, and are subject to reduced tax rates:

Aquarius International Fund	100%

The percentage of total ordinary income dividends paid qualifying for the corporate dividends received deduction for the Fund is as follows:

Aquarius International Fund	0%

The percentage of ordinary income distributions designated as qualified short-term gains pursuant to the American Job Creation Act of 2004 is as follows:

Aquarius International Fund	0%

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2021. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2022.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any. The Fund passed through foreign tax credits of $699,474 and earned $6,810,232 of gross foreign source income during the fiscal year.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

29

AQUARIUS INTERNATIONAL FUND

Other Information (Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve-month period ended June 30 are available without charge, upon request, by calling (844) 261-6482 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Company files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) as an exhibit to its report on Form N-PORT. The Company’s Form N-PORT is available on the SEC website at http://www.sec.gov.

APPROVAL OF Investment Advisory and Sub-Advisory Agreements

As required by the 1940 Act, the Board, including all of the Directors who are not “interested persons” of the Company, as that term is defined in the 1940 Act (the “Independent Directors”), considered (1) the renewal of the investment advisory agreement between Altair Advisers LLC (“Altair”) and the Company (the “Investment Advisory Agreement”) on behalf of the Fund, and (2) the renewal of the sub-advisory agreements among Altair, the Company and each of Aperio Group, LLC, Driehaus Capital Management, LLC, Mawer Investment Management, Ltd. and Setanta Asset Management Limited (collectively, the “Sub-Advisers”) (together, the “Sub-Advisory Agreements”), at a meeting of the Board held on May 12-13, 2021 (the “Meeting”). At the Meeting, the Board, including all of the Independent Directors, approved the Investment Advisory Agreement and the Sub-Advisory Agreements for an additional one-year term. The Board’s decision to approve the Investment Advisory Agreement and the Sub-Advisory Agreements reflects the exercise of its business judgment to continue the existing arrangement. In approving the Investment Advisory Agreement and the Sub-Advisory Agreements, the Board considered information provided by Altair and each of the Sub-Advisers with the assistance and advice of counsel to the Independent Directors and the Company.

In considering the renewal and approval of the Investment Advisory Agreement between the Company and Altair with respect to the Fund, and the Sub-Advisory Agreements between Altair and each Sub-Adviser with respect to the Fund, the Directors took into account all materials provided prior to and during the Meeting and at other meetings throughout the past year, the presentations made during the Meeting, and the discussions held during the Meeting. Among other things, the Directors considered (i) the nature, extent, and quality of services provided to the Fund by Altair and each Sub-Adviser; (ii) descriptions of the experience and qualifications of the personnel providing those services; (iii) Altair’s and the Sub-Advisers’ investment philosophies and processes; (iv) Altair’s and the Sub-Advisers’ assets under management and client descriptions; (v) Altair’s and the Sub-Advisers’ soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vi) Altair’s and the Sub-Advisers’ advisory fee arrangements and other similarly managed clients, as applicable; (vii) Altair’s and the Sub-Advisers’ compliance procedures; (viii) Altair’s and the Sub-Advisers’ financial information and insurance coverage, as applicable; (ix) the extent to which economies of scale are relevant to the Fund; (x) a report prepared by Broadridge/Lipper comparing the Fund’s management fees and total expense ratio to those of its Lipper Group and comparing the performance of the Fund to the performance of its Lipper Group; and (xi) a report comparing the performance of the Fund to the performance of its benchmark.

As part of their review, the Directors considered the nature, extent and quality of the services provided by Altair and each Sub-Adviser. The Directors concluded that Altair and each Sub-Adviser had substantial resources to provide services to the Fund, and that Altair’s and the Sub-Advisers’ services had been acceptable.

30

AQUARIUS INTERNATIONAL FUND

Other Information (Unaudited) (CONCLUDED)

The Directors also considered the investment performance of the Fund and considered the Fund’s investment performance in light of its investment objective and investment strategies. The Directors noted that the Fund had underperformed its primary benchmark for the year-to-date and one-year periods ended March 31, 2021. The Directors also considered the Fund’s 1st and 3rd quintile rankings within its Lipper Performance Group for the one-year and two-year periods ended December 31, 2020, respectively.

The Board also considered the advisory fee rate payable by the Fund under the Investment Advisory Agreement and Sub-Advisory Agreements. In this regard, information on the fees paid by the Fund and the Fund’s total operating expense ratio were compared to similar information for mutual funds advised by other, unaffiliated investment advisory firms. The Directors noted that the Fund’s actual advisor fees ranked in the 1st quintile of its Lipper Expense Group, and that the total expenses of the Fund ranked in the 1st quintile of its Lipper Expense Group. The Directors considered that the Fund does not pay a contractual management fee to Altair, but instead reimburses for out-of-pocket expenses in connection with its compliance monitoring of the Fund’s trading, up to 0.03% of the Fund’s average daily net assets. The Directors also considered the fees payable to each Sub-Adviser under the Sub-Advisory Agreement.

After reviewing the information regarding Altair’s and the Sub-Advisers’ costs, profitability and economies of scale, and after considering the services to be provided by Altair and the Sub-Advisers, the Directors concluded that the investment advisory fees to be paid by the Fund to Altair and the sub-advisory fees to be paid to each Sub-Adviser were fair and reasonable and that the Investment Advisory Agreement and Sub-Advisory Agreements should be approved and continued for an additional one-year period ending August 16, 2022.

31

AQUARIUS INTERNATIONAL FUND

COMPANY MANAGEMENT (Unaudited)

Directors and Executive Officers

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their ages, business addresses and principal occupations during the past five years are set forth below. The statement of additional information (“SAI”) includes additional information about the Directors and is available without charge, upon request, by calling (877) 264-5346.

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
INDEPENDENT DIRECTORS
Julian A. Brodsky 615 East Michigan Street Milwaukee, WI 53202 Age: 88	Director	1988 to present	From 1969 to 2011, Director and Vice Chairman, Comcast Corporation (cable television and communications).	46	AMDOCS Limited (service provider to telecommunications companies).
J. Richard Carnall 615 East Michigan Street Milwaukee, WI 53202 Age: 82	Director	2002 to present	Since 1984, Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.); since 2004, Director of Cornerstone Bank.	46	None.
Gregory P. Chandler 615 East Michigan Street Milwaukee, WI 53202 Age: 54	Director	2012 to present	Since 2020, Chief Financial Officer, Herspiegel Consulting LLC (life sciences consulting services); 2020, Chief Financial Officer, Avocado Systems Inc. (cyber security software provider); 2009-2020, Chief Financial Officer, Emtec, Inc. (information technology consulting/services).	46

Emtec, Inc.(until December 2019); FS Investment Corporation (business development company) (until December 2018); FS Energy and Power Fund (business development company); Wilmington Funds (12 portfolios) (registered investment company).

32

AQUARIUS INTERNATIONAL FUND

COMPANY MANAGEMENT (Unaudited) (continued)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
Nicholas A. Giordano 615 East Michigan Street Milwaukee, WI 53202 Age: 78	Director	2006 to present	Since 1997, Consultant, financial services organizations.	46

IntriCon Corporation (biomedical device manufacturer); Kalmar Pooled Investment Trust (registered investment company) (until September 2017); Wilmington Funds (12 portfolios) (registered investment company); Independence Blue Cross (healthcare insurance) (until 2021).

Arnold M. Reichman 615 East Michigan Street Milwaukee, WI 53202 Age: 73	Chairman Director	2005 to present 1991 to present	Retired.	46	EIP Investment Trust (registered investment company).
Brian T. Shea 615 East Michigan Street Milwaukee, WI 53202 Age: 61	Director	2018 to present	From 2014-2017, Chief Executive Officer, BNY Mellon Investment Services (fund services, global custodian and securities clearing firm); from 1983-2014, Chief Executive Officer and various positions, Pershing LLC (broker dealer, clearing and custody firm).	46

WisdomTree Investments, Inc. (asset management company) (until March 2019); Fidelity National Information Services, Inc. (financial services technology company); Ameriprise Financial, Inc. (financial services company).

Robert A. Straniere 615 East Michigan Street Milwaukee, WI 53202 Age: 80	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; since 1980, Founding Partner, Straniere Law Group (law firm).	46	None.

33

AQUARIUS INTERNATIONAL FUND

COMPANY MANAGEMENT (Unaudited) (continued)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
INTERESTED DIRECTOR[2]
Robert Sablowsky 615 East Michigan Street Milwaukee, WI 53202 Age: 83	Vice Chairman Director	2016 to present 1991 to present	Since 2002, Senior Director – Investments and, prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	46	None.
OFFICERS
Salvatore Faia, JD, CPA, CFE Vigilant Compliance, LLC Gateway Corporate Center, Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 58	President Chief Compliance Officer	2009 to present 2004 to present

Since 2004, President, Vigilant Compliance, LLC (investment management services company); since 2005, Independent Trustee of EIP Investment Trust (registered investment company); since 2021, President and Chief Compliance Officer of Penn Capital Funds Trust.

				N/A	N/A
James G. Shaw 615 East Michigan Street Milwaukee, WI 53202 Age: 60	Treasurer and Secretary	2016 to present

Treasurer and Secretary of The RBB Fund, Inc. (since 2016) and Penn Capital Funds Trust (since 2021); from 2005 to 2016, Assistant Treasurer of The RBB Fund, Inc.; from 1995 to 2016, Senior Director and Vice President of BNY Mellon Investment Servicing (US) Inc. (financial services company).

				N/A	N/A
Craig A. Urciuoli 615 East Michigan Street Milwaukee, WI 53202 Age: 46	Director of Marketing & Business Development	2019 to present	Director of Marketing & Business Development of The RBB Fund, Inc. (since 2019) and Penn Capital Funds Trust (since 2021); from 2000-2019, Managing Director, Third Avenue Management LLC.	N/A	N/A

34

AQUARIUS INTERNATIONAL FUND

COMPANY MANAGEMENT (Unaudited) (Continued)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
Jennifer Witt 615 East Michigan Street Milwaukee, WI 53202 Age: 38	Assistant Treasurer	2018 to present

Since 2020, Vice President, U.S. Bank Global Fund Services (fund administrative services firm); from 2016 to 2020, Assistant Vice President, U.S. Bank Global Fund Services; from 2007 to 2016, Supervisor, Nuveen Investments (registered investment company).

				N/A	N/A
Edward Paz 615 East Michigan Street Milwaukee, WI 53202 Age: 50	Assistant Secretary	2016 to present	Since 2007, Vice President and Counsel, U.S. Bancorp Fund Services, LLC (fund administrative services firm).	N/A	N/A
Michael P. Malloy One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 62	Assistant Secretary	1999 to present	Since 1993, Partner, Faegre Drinker Biddle & Reath LLP (law firm).	N/A	N/A
Jillian L. Bosmann One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 42	Assistant Secretary	2017 to present	Since 2017, Partner, Faegre Drinker Biddle & Reath LLP (law firm).	N/A	N/A

*	Each Director oversees 46 portfolios of the fund complex, consisting of the series in the Company and Penn Capital Funds Trust (7 portfolios).

1.

Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his or her successor is elected and qualified or his or her death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved waivers of the policy with respect to Messrs. Brodsky, Carnall, Giordano, Sablowsky and Straniere. Each officer holds office at the pleasure of the Board until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

2.

Mr. Sablowsky is considered an “interested person” of the Company as that term is defined in the 1940 Act and is referred to as an “Interested Director.” Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as an employee of Oppenheimer & Co., Inc., a registered broker-dealer.

35

AQUARIUS INTERNATIONAL FUND

COMPANY MANAGEMENT (Unaudited) (CONCLUDED)

Director Experience, Qualifications, Attributes and/or Skills

The information above includes each Director’s principal occupations during the last five years. Each Director possesses extensive additional experience, skills and attributes relevant to his qualifications to serve as a Director. The cumulative background of each Director led to the conclusion that each Director should serve as a Director of the Company. Mr. Giordano has years of experience as a consultant to financial services organizations and also serves on the boards of other registered investment companies. Mr. Reichman brings decades of investment management experience to the Board, in addition to senior executive-level management experience. Mr. Straniere has been a practicing attorney for over 30 years and has served on the boards of an asset management company and another registered investment company. Mr. Brodsky has over 40 years of senior executive-level management experience in the cable television and communications industry. Mr. Sablowsky has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the financial services industry. Mr. Carnall has decades of senior executive-level management experience in the banking and financial services industry and also serves on the boards of various corporations and a bank. Mr. Chandler has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the investment technology consulting/services and investment banking/brokerage industries, and also serves on various boards. Mr. Shea has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the brokerage, clearing and investment services industry, including service on the boards of industry regulatory organizations and a university.

36

AQUARIUS INTERNATIONAL FUND

PRIVACY NOTICE (UNAUDITED)

FACTS	WHAT DOES THE AQUARIUS INTERNATIONAL FUND DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number

● account balances

● account transactions

● transaction history

● wire transfer instructions

● checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Aquarius International Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your information	Does the Aquarius International Fund share?	Can you limit this sharing?
For our everyday business purpose — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-844-261-6482

37

AQUARIUS INTERNATIONAL FUND

PRIVACY NOTICE (UNAUDITED) (CONCLUDED)

What we do
How does the Aquarius International Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does the Aquarius International Fund collect my personal information?

We collect your personal information, for example, when you

● open an account

● provide account information

● give us your contact information

● make a wire transfer

● tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes — information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

● Our affiliates include Altair Advisers, LLC, the investment adviser to the Aquarius International Fund.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Aquarius International Fund doesn’t share with nonaffiliates so they can market to you.
Joint marketing

A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

● Aquarius International Fund may share your information with other financial institutions with whom they have joint marketing arrangements who may suggest additional fund services or other investments products which may be of interest to you. We do not currently have any joint marketing arrangements with other financial institutions.

38

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Investment Adviser
Altair Advisers, LLC
303 West Madison Street, Suite 600
Chicago, IL 60606

Administrator and Transfer Agent
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201

Principal Underwriter
Quasar Distributors, LLC
111 E Kilbourn Ave, Suite 2200
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
Two Commerce Square
2001 Market Street, Suite 1800
Philadelphia, PA 19103

Legal Counsel
Faegre Drinker Biddle & Reath LLP
One Logan Square, Suite 2000
Philadelphia, PA 19103-6996

AQU-AR21

Boston Partners Investment Funds

of The RBB Fund, Inc.

Annual Report
August 31, 2021

Boston Partners Small Cap Value Fund II
Boston Partners Long/Short Equity Fund
Boston Partners Long/Short Research Fund
Boston Partners All-Cap Value Fund
WPG Partners Small/Micro Cap Value Fund
Boston Partners Global Equity Fund
Boston Partners Global Long/Short Fund
Boston Partners Emerging Markets Dynamic Equity Fund
Boston Partners Emerging Markets Fund
Boston Partners Global Equity Advantage Fund

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS INVESTMENT FUNDS

GENERAL MARKET COMMENTARY

Dear Shareholder,

The fiscal year that ended on August 31, 2021 saw a plethora of potential market moving news events brought to the forefront: a highly contested presidential election, the release of COVID-19 (“COVID”) vaccines, the storming of the U.S. Capital, new waves of COVID variant infections, massive fiscal support initiatives, lockdowns and re-openings, virtual work and schooling, a “V” shaped economic recovery, a surge in stock earnings, a jump in inflation, U.S. Federal Reserve (“Fed”) bond purchase “taper talk”, a crackdown on “big-tech” companies in China, the U.S. exit from Afghanistan and the continuation of partisan bickering out of Washington D.C, all of which we believe impacted investor psyche’s at one point or another during the course of the year.

With no vaccines available, the fiscal year started poorly with the S&P 500 Index (“S&P”) falling by a cumulative -6.38% during the months of September and October 2020 as the end of summer brought a new wave of COVID infections and restrictions. Then, on November 9, 2020, a ray of hope emerged when Pfizer announced that the company had developed a vaccine that was more than 90% effective in preventing infections from COVID-19. From there the stock market was “off to the races” with gains in the next nine out of the next ten months that produced a return of +40.07% for the S&P over the ten-month period, helping to lift the return of the S&P to +31.15% for the year.

There was abundant fiscal support over the reporting period as a $900 billion stimulus bill was passed in December 2020 followed by a fifth major stimulus package, the $1.9 trillion American Rescue Plan, that was signed into law by President Biden on March 11, 2021.

Jerome Powell and the Fed continued to expand the Fed’s balance sheet from $7.071 trillion dollars on August 31, 2020 to $8.349 trillion on August 30, 2021 and by holding the Fed Funds rate steady.

While Chairman Powell and the Fed were able to anchor short rates, they did not prevent the increase in interest rates that occurred over the coupon paying portion of the Treasury yield curve, as the yield on securities with maturities ranging from 2-years to 30-years increased by an average of 45 basis points (0.45%) during the course of the fiscal year, largely as a response to a surge in the consumer price index (“CPI”) over the period, from an August 2020 low of 1.3% to 5.3% during August 2021.

The jump in rates led to a loss for bonds with the Bloomberg Treasury Bond Index falling by -2.11% over the year and the Bloomberg Aggregate Bond Index dropping by -0.08%, which we believe helped to promote the “TINA” concept of “there is no alternative” to stocks.

All eleven sectors that comprise the S&P posted gains for the fiscal year, led by the financials sector, which gained +56.48%, benefiting not only from the overall increase in interest rates, but also from a steepening of the Treasury yield curve that saw the yield differential between 2-year maturities and 10-year maturities increase by 52 basis points (0.52%) during the fiscal year. Higher rates and a steeper yield curve are two components that may help drive bank profits.

We believe the “risk-on” mentality of investors led to return rankings for the one-year period ending on August 31, 2021 as follows: Small-capitalization stocks beat large-capitalization stocks (Russell 2000 Index: +47.05%; Russell 1000 Index: +32.24%); Value outpaced Growth as the Russell 1000 Value, the Russell Mid-Cap Value, and the Russell 2000 Value indices outpaced their growth counterparts by an average of +13.71% across the three capitalization ranges; low-quality stocks beat high-quality stocks (Standard & Poor’s “B” or lower +51.03%; Standard & Poor’s “B+” or higher: +42.13%) and domestic stocks beat international stocks both in local currency and U.S. dollar terms - MSCI EAFE: +28.14% (local); +26.65% ($USD); MSCI EM: +18.63% (local), +21.49% ($USD). Both developed international and emerging market bourses were negatively impacted by low vaccination rates which impeded economic growth on a relative basis.

Looking Ahead

When looking out over the investment horizon, we believe that there are at least six areas that could impact the economy and/or the markets (in no particular order):

1)	COVID – The combination of a drop in vaccination levels and the prevalence of the highly infectious Delta variant has once again led to lower airline flight bookings, fewer restaurant reservations, concert cancellations and renewed mask restrictions across many cities and states, damaging consumer confidence and dampening the overall level of business activity. President Biden has unveiled a six-part plan to combat the spread of the Delta variant that includes requiring vaccinations for all federal workers and millions of contractors who do business with the federal government, vaccinations for health care workers at Medicare and Medicaid participating facilities and a requirement that all employers with 100+ employees ensure their workers are vaccinated or tested weekly. It remains an open question as to when COVID will be transformed from pandemic to endemic status. Until then, we believe that the spread of COVID will continue to promote “fits and starts” in economic activity.

2)	Inflation – At 5.4%, the reading for CPI on a year-over -year basis is the highest it has been since July 2008 and core personal consumption expenditures at 3.6% remains well above the Fed’s target of 2.0%. While surging prices in categories like new and used cars may subside in the near term, upward pressure on housing costs remains, as both rents and home prices continue to advance at a double-digit pace.

3)	The Fed – In a speech after the Fed’s annual symposium in Jackson Hole, Wyoming, Chairman Powell made it clear that the tapering of bond purchases would commence by year-end 2021, but that the decision to hike rates remained in the distant future. Some investors continue to ignore what we believe will be a second critical maneuver by the Fed, that being the process

Annual Report 2021  |  1

BOSTON PARTNERS INVESTMENT FUNDS

GENERAL MARKET COMMENTARY (concluded)

of “balance sheet normalization” in which the Fed sells bonds from its inventory into the open market, a step that has traditionally occurred prior to an increase in rates. When discussing inflation, we believe the Fed’s definition of “transitory” is opaque at best.

4)	Washington – While the passage of a $1 trillion dollar bipartisan spending bill (inclusive of $550 billion in new infrastructure spending) looks probable, we believe the same cannot be said for President Biden’s $3.5 trillion spending plan that targets a variety of social stability areas. While the bill is poised to pass via the process of reconciliation, significant push back from democratic Senators Krysten Simema and Joe Manchin makes that outcome increasingly unlikely, at least at the current proposed level of spending. With President Biden’s job approval rating falling precipitously post-Afghanistan withdrawal, we believe there are concerns about the ability of his administration to pass any significant legislation. How the spending will be paid for (i.e., taxes) is also an open question mark. The failure of either bill is not priced in the market. It is also expected that Republicans will not vote to increase the U.S. debt ceiling. In 2011, when the U.S. faced a similar set of circumstances, the risk of default weighed heavily on the markets.

5)	Earnings – Year-over-year growth of reported earnings have been nothing short of spectacular, with companies comprising the S&P reporting Q1 ’21 gains of +51.9%, Q2 gains of +90.8% and expectations of +27.9% and +21.5% in gains for Q3 and Q4 respectively. When looking into calendar year 2022, earnings per share growth for the S&P is projected to be +9.5%, but that is down from the +11.5% expected at the end of the second quarter 2021. We believe that the market could absorb further earnings expectation downgrades, but only if actual earnings continue to surprise on the upside.

6)	Technicals – While open questions remain as to what may or may not drive the markets in 2022, since 1954 when the S&P has risen by 15% or more through August in any given year, the index went on to gain an additional 4% on average for the remainder of the calendar year, some 86% of the time (12 out of 14 years). Additional gains from August through February of the following year were somewhat less certain, occurring 71% of the time (10 out of 14 years). On the negative side, the S&P has gone over ten months without a 5% pullback, something which has historically occurred every three to four months on average, i.e., the recent rally has become somewhat “long of tooth”. We believe that a pullback from these levels should not surprise anyone. The S&P has challenged its 50-day moving average six times in 2021....each time the dip was bought.

Past Performance is not a guarantee of future results.

Opinions expressed herein are as of August 31, 2021 and are subject to change at any time, are not guaranteed and should not be considered investment advice. This report is for the information of shareholders of the Funds. It may also be used as sales literature when preceded or accompanied by the current prospectus.

MSCI EAFE (EAFE) Index is a stock market index that is designed to measure the equity market performance of developed markets outside of the U.S. & Canada. It is maintained by MSCI Inc., a provider of investment decision support tools; the EAFE acronym stands for Europe, Australasia and the Far East.

2  |  Annual Report 2021

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS SMALL CAP VALUE FUND II (unaudited)

Dear Shareholder,

The Boston Partners Small Cap Value Fund II (“Fund”) returned 54.40% for the fiscal year ended August 31, 2021, net of fees, below its benchmark, the Russell 2000® Value Index (“Index”), which returned 59.49% for the fiscal year.

For the reporting period, absolute performance for the Fund was significant, however relative performance lagged due to stock selection primarily in the Materials, Consumer Discretionary and Consumer Staples sectors. Within the Materials sector, a lack of metals & mining companies detracted as the Index holdings returned 86.2% largely from rising commodity prices. Our chemical holdings such as Valvoline Inc. (50.6% return) and Huntsman Corp. (25.5% return) performed well but lagged the 72.3% return of the holdings in the Index. Within the Consumer Discretionary sector, not owning meme stocks such as GameStop detracted as the stock rose an astounding 3,036.4%, along with AMC Entertainment in the Communication Services sector, which was up 701.5%. AMC and GameStop, which were held by the Index, detracted approximately -1.77% from relative performance. The stocks did not fit our investment criteria, exhibiting increasingly high valuations and very poor fundamentals (e.g., reporting quarterly losses for much of the period), as well as having too large of a market capitalization for the Fund. At times during the period, GameStop’s market capitalization exceeded $15 billion and AMC Entertainment reached over $20 billion. In contrast, one of the strategy’s top contributors, Lithia Motors, posted a near record profit per unit during the period and beat earnings estimates each quarter.

The primary sector contributing to relative performance via stock selection was Financials. The Fund’s diversified consumer finance and insurance holdings added value including student lenders SLM Corp. and Navient Corp. SLM and Navient delivered strong revenues and earnings, providing attractive capital return to shareholders. Credit continued to perform better than expected as loan charge-offs and delinquencies declined, while fundamentals for the companies remained solid. Another top contributor, municipal bond insurer Assured Guaranty, rose on strength in the insurance business from higher premiums and lower losses.

The Fund’s allocation across sectors added to relative performance for the fiscal year led by an underweight to the Utilities and Real Estate sectors, which lagged the Index. We found opportunities elsewhere, seeking higher quality companies with more attractive valuations coupled with better business models and growth outlook. This led to overweights to sectors such as Information Technology and Energy, which returned 68.0% and 85.3% for the Index, adding to relative performance.

During the period, valuation spreads across the market were still quite wide, providing opportunities and a good stock picking environment. Our portfolio management team purchased stocks that exhibited attractive valuation, strong fundamentals and positive business momentum and sold stocks when our sell discipline was triggered. Our team found many opportunities in sectors such as Energy, Financials and Industrials. For example, we purchased Viper Energy and Whiting Petroleum Corporation. Viper Energy owns oil and gas properties in North America and was trading at a very attractive valuation, with double-digit free cash flow, and management was improving its balance sheet and returning cash to shareholders. In the Financials sector, the team added asset manager Artisan Partners, which produced margins

Top Ten Positions (as of 8/31/21)	% of Net Assets
Graphic Packaging Holding Co.	2.2%
WESCO International, Inc.	2.1%
Concentrix Corp.	1.8%
Valvoline, Inc.	1.6%
SLM Corp.	1.6%
Navient Corp.	1.4%
ABM Industries, Inc.	1.4%
Assured Guaranty Ltd.	1.4%
SYNNEX Corp.	1.4%
Envista Holdings Corp.	1.3%

Portfolio Review (as of 8/31/21)
P/E: Price/Earnings:	12.8	x
P/B: Price/Book:	1.9	x
Holdings:	168
Weighted Average Market Capitalization (millions):	$3,886
ROE: Return on Equity:	18.1%
OROA: Operating Return on Operating Assets:	53.5%

Portfolio holdings are subject to change at any time.

Small cap companies are those with a market capitalization similar to the Russell 2000® Index. These companies tend to be more volatile, less liquid, not as diversified in their business activities as companies with market capitalizations greater than the market capitalization of companies in the Russell 2000® Index, and they may fluctuate widely in market value. Small caps may be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the “pink sheets,” and may not be traded every day or in the volume typical of trading on a national securities exchange. Foreign securities may expose the Fund to currency and exchange rate fluctuations. Illiquid securities may be limited in resale and cause uncertainty in determining valuation. As a result, an investment in Boston Partners Small Cap Value Fund II should be part of a carefully diversified portfolio.

in the low 40s and 100% payout of its free cashflow through dividends, generating a 10% yield. Investment performance of its products were good with fundamentals improving, along with momentum on rising equity markets and assets, and an attractive valuation at 10x 2022 earnings per share. We sold several financials investments, including pawn lender FirstCash and Reinsurance Group of America (“RGA”). FirstCash was sold on weakening fundamentals as stimulus checks allowed consumers to close out loans. RGA performed well and was sold on market capitalization increasing to over $8.5 billion. Stocks that reached our target price and were liquidated included construction and engineering firm Aegion Corp. and Mastec within the Industrials sector.

We have worked to avoid expensive, unprofitable companies in the small cap universe for the Fund even though these have led returns in certain recent periods. We believe high quality companies, selling at discounted valuations, that produce positive free cash flow and exhibit solid balance sheets, will outperform over the long term. As always, we strive to construct the portfolio with better valuation, fundamentals, and positive business momentum than the benchmark. We look forward to updating you on the investment opportunities we are uncovering for the Fund in the future.

Sincerely,

David Dabora, CFA & George Gumpert, CFA

Portfolio Managers for the Boston Partners Small Cap Value Fund II

Annual Report 2021  |  3

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS SMALL CAP VALUE FUND II (unaudited) (continued)

Comparison of Change in Value of $100,000 Investment in Boston Partners Small Cap Value Fund II vs. Russell Indices

The chart assumes a hypothetical $100,000 minimum initial investment in the Fund made on August 31, 2011 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the Russell indices are unmanaged, do not incur expenses and are not available for investment.

For The Periods Ended August 31, 2021
	Average Annual Total Return			Gross Expense	Net Expense
	1 Year	5 Year	10 Year	Ratio	Ratio
Boston Partners Small Cap Value Fund II
Institutional Class	54.40%	10.56%	12.34%	1.09%	0.99%
Russell 2000® Value Index	59.49%	11.66%	12.14%	n/a	n/a
Russell 2000® Index(1)	47.08%	14.38%	13.62%	n/a	n/a

[1]	This is not a primary benchmark of the Fund. Results of the index performance are presented for general comparative purposes.

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Adviser has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the total annual Fund operating expenses (excluding certain items discussed below) for the Fund’s Institutional Class shares exceeds 0.99% of the average daily net assets attributable to the Fund’s Institutional Class shares. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net total annual Fund operating expenses to exceed 0.99%: acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation is in effect until February 28, 2022 and may not be terminated without the approval of the Board of Directors of The RBB Fund, Inc. (the “Board of Directors” or the “Board”). If at any time the Fund’s total annual Fund operating expenses (not including acquired fund fees and expenses, short sale dividend expense, brokerage commissions, extraordinary items, interest or taxes) for a year are less than 0.99% or the expense cap then in effect, whatever is less, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. Annual operating expense ratios above are as stated in the current prospectus. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 1-888-261-4073 or visit our web site at www.boston-partners.com.

4  |  Annual Report 2021

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS SMALL CAP VALUE FUND II (unaudited) (concluded)

Comparison of Change in Value of $10,000 Investment in Boston Partners Small Cap Value Fund II vs. Russell Indices

The chart assumes a hypothetical $10,000 initial investment in the Fund made on August 31, 2011 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the Russell indices are unmanaged, do not incur expenses and are not available for investment.

For The Periods Ended August 31, 2021
	Average Annual Total Return			Gross Expense	Net Expense
	1 Year	5 Year	10 Year	Ratio	Ratio
Boston Partners Small Cap Value Fund II
Investor Class	54.01%	10.29%	12.06%	1.34%	1.24%
Russell 2000® Value Index	59.49%	11.66%	12.14%	n/a	n/a
Russell 2000® Index(1)	47.08%	14.38%	13.62%	n/a	n/a

[1]	This is not a primary benchmark of the Fund. Results of the index performance are presented for general comparative purposes.

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Adviser has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the total annual Fund operating expenses (excluding certain items discussed below) for the Fund’s Investor Class shares exceeds 1.24% of the average daily net assets attributable to the Fund’s Investor Class shares. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net total annual Fund operating expenses to exceed 1.24%: acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation is in effect until February 28, 2022 and may not be terminated without the approval of the Board of Directors. If at any time the Fund’s total annual Fund operating expenses (not including acquired fund fees and expenses, short sale dividend expense, brokerage commissions, extraordinary items, interest or taxes) for a year are less than 1.24% or the expense cap then in effect, whatever is less, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. The Fund’s annual operating expense ratios above are as stated in the current prospectus. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 1-888-261-4073 or visit our web site at www.boston-partners.com.

Annual Report 2021  |  5

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS LONG/SHORT EQUITY FUND (unaudited)

Dear Shareholder,

The Boston Partners Long/Short Equity Fund (“Fund”) -Institutional Class shares returned 29.08% net of fees while averaging 57% net long exposure for the fiscal year ended August 31, 2021. This compares to the 31.17% return posted by the S&P 500® Index (the “S&P 500”) during the same period.

The fiscal year was marked by strong equity market returns, as the S&P 500 rose sharply following the announcement of a successful COVID-19 vaccine in the fall of 2020; investors seemingly began to anticipate nearing the end of the pandemic, while U.S. long-term interest rates moved appreciably higher from historic lows, and more economically sensitive value equities reasserted long-awaited leadership over their expensive growth counterparts. All eleven sectors that comprise the S&P 500 posted gains for the fiscal year, led by Financials which gained +56.48%, the sector benefiting not only from the overall increase in interest rates, but also from a steepening of the Treasury yield curve that saw the yield differential between 2-year maturities and 10-year maturities increase by 52 basis points (0.52%) during the fiscal year; higher rates and a steeper yield curve are two components that help drive bank profits.

The Fund’s long holdings rose in price approximately 51.45% during the fiscal year and strongly outperformed the S&P 500. Top contributors included holdings in the Financials, Technology, and Industrials sectors. Financials were led by U.S. banks and brokers, which benefitted from rising rates and improving net interest margins along with strong earnings growth driven by credit reserve releases and robust mortgage and capital markets activity. Technology gains were driven by IT services and electronic equipment firms reporting positive earnings surprises and a relatively improved global trade outlook. Industrials gains came from a number of industries experiencing growing end market demand, including staffing agencies, contracting services, and building materials.

The Fund’s short holdings were up in price approximately 40.11% and detracted from Fund returns during the fiscal year. We aim to short expensive stocks with earnings risk and weak profitability, and many of these stocks soared higher in price during the year. Technology, Consumer Discretionary, and Health Care sectors shorts were the leading detractors from performance during the fiscal year. Within the Technology sector, SMID-cap software shorts with strong revenue growth and weak profitability appreciated and detracted from returns. In the Consumer Discretionary sector, several retailers and auto-related businesses rose in price amid strong demand, though we see many names with competitive risks and premium valuations in the sector. In Health Care, small cap equipment and services firms rebounded following strong revenue announcements.

The Fund began the fiscal year with 66% net long exposure and ended with 60% net long exposure, a decrease attributable to increasing the number of short positions during the fiscal year. At the end of the fiscal year the largest exposures in the long portfolio resided in the Finance, Technology, and Consumer Discretionary sectors, while the largest short exposures were in the Technology, Consumer Discretionary, and Communication Services sectors. Our bottom-up value discipline has yielded a

Top Ten Positions (as of 8/31/21)	% of Net Assets
Stride, Inc.	2.6%
Facebook, Inc., Class A	2.4%
Canadian Natural Resources Ltd.	1.8%
Newmark Group, Inc., Class A	1.7%
CVS Health Corp.	1.6%
Stifel Financial Corp.	1.6%
HCA Healthcare, Inc.	1.5%
Anthem, Inc.	1.5%
Novartis AG - SP ADR	1.5%
Citigroup, Inc.	1.4%

Portfolio Review (as of 8/31/21)	Long		Short
P/E: Price/Earnings:	12.5	x	31.5	x
P/B: Price/Book:	2.1	x	7.7	x
Holdings:	131		67
Weighted Average Market Capitalization (millions):	$72,566		$12,980
ROE: Return on Equity:	18.9%		–31.6%
OROA: Operating Return on Operating Assets:	82.6%		–166.3%

Portfolio holdings are subject to change at any time.

The Boston Partners Long/Short Equity Fund may be more volatile and risky than some other forms of investments. Since the Fund has both a long and a short portfolio, there is the risk that the portfolio managers may make more poor investment decisions than those of a fund with only a long portfolio. The Fund may have a high portfolio turnover rate that could increase transaction costs and cause short-term capital gains to be realized. Investments made in small or mid- capitalization companies may be more volatile, less liquid, not as diversified in their business activities as companies with greater market capitalizations, and they may fluctuate widely in market value. Small caps may be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the “pink sheets,” and may not be traded every day or in the volume typical of trading on a national securities exchange. Foreign securities may expose the Fund to currency and exchange rate fluctuations. Illiquid securities may be limited in resale and cause great uncertainty in determining valuation. High yield debt (also known as “junk bonds”), may be sensitive to changes in financial strength of an issuer or the debt’s credit rating; an issuer of high yield debt may default on its obligation to pay interest and principal. All of these factors may cause greater volatility and less liquidity. An investment in the Fund should be part of a carefully diversified portfolio.

long portfolio that we believe is attractive relative to the short portfolio from both a valuation and profitability standpoint.

We have for several years held the view that the U.S. equity market needed to break out of the status quo that significantly favored growth over value since 2017 - a flattening yield curve and sluggish yet positive growth. We believe that we are now out of what was commonly described as the “Goldilocks” economy, having gone through a recession with a recovery now seemingly underway. From a starting point of wide valuation spreads (the price/earnings multiple differential between cheap and expensive stocks), historically low interest rates (a negative real U.S. 10-year Treasury yield!) and trillions of fiscal and monetary stimulus exerting upward pressure on inflation and interest rates, we believe the prospects for value investing are quite bright.

The Fund’s portfolio managers continue to focus their efforts on purchasing shares of only those companies they deem most likely to appreciate on the long side, while selling short securities they deem likely to fail due to a combination of valuation risk,

6  |  Annual Report 2021

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS LONG/SHORT EQUITY FUND (unaudited) (continued)

earnings risk, and/or balance sheet risk. Our analysis process is bottom-up and rooted in the three circles framework of low valuation, positive momentum and strong business fundamentals that the portfolio managers of Boston Partners and its predecessors have been employing for over a quarter century.

Sincerely,

Robert Jones, CFA & Patrick Regan, CFA
Portfolio Managers for the Boston Partners Long/Short Equity Fund

Annual Report 2021  |  7

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS LONG/SHORT EQUITY FUND (unaudited) (continued)

Comparison of Change in Value of $100,000 Investment in Boston Partners Long/Short Equity Fund vs. S&P 500® Index

The chart assumes a hypothetical $100,000 minimum initial investment in the Fund made on August 31, 2011 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the S&P 500® Index is unmanaged, does not incur expenses and is not available for investment.

For The Periods Ended August 31, 2021
	Average Annual Total Return			Gross Expense	Net Expense
	1 Year	5 Year	10 Year	Ratio	Ratio
Boston Partners Long/Short Equity Fund
Institutional Class	29.08%	3.29%	5.86%	2.74%	2.28%
S&P 500® Index	31.17%	18.02%	16.34%	n/a	n/a

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Adviser has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the total annual Fund operating expenses (other than acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes) for the Fund’s Institutional Class exceeds 1.96% of the average daily net assets attributable to the Fund’s Institutional Class shares. Because dividend expenses on short sales, acquired fund fees and expenses, brokerage commissions, extraordinary items, interest and taxes are excluded from the expense limitation, total annual Fund operating expenses (after fee waivers and expense reimbursements) are expected to exceed 1.96%. This contractual limitation is in effect until February 28, 2022 and may not be terminated without the approval of the Board of Directors. If at any time the Fund’s total annual Fund operating expenses (not including short sale dividend expense, brokerage commissions, extraordinary items, interest or taxes) for a year are less than 1.96% or the expense cap then in effect, whichever is less, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. The Fund’s annual operating expense ratios above (including interest and dividend expense on short sales) are as stated in the current prospectus. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 1-888-261-4073 or visit our web site at www.boston-partners.com.

8  |  Annual Report 2021

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS LONG/SHORT EQUITY FUND (unaudited) (concluded)

Comparison of Change in Value of $10,000 Investment in Boston Partners Long/Short Equity Fund vs. S&P 500® Index

The chart assumes a hypothetical $10,000 initial investment in the Fund made on August 31, 2011 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the S&P 500® Index is unmanaged, does not incur expenses and is not available for investment.

For The Periods Ended August 31, 2021
	Average Annual Total Return			Gross Expense	Net Expense
	1 Year	5 Year	10 Year	Ratio	Ratio
Boston Partners Long/Short Equity Fund
Investor Class	28.71%	3.03%	5.59%	2.99%	2.53%
S&P 500® Index	31.17%	18.02%	16.34%	n/a	n/a

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Adviser has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the total annual Fund operating expenses (other than acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes) for the Fund’s Investor Class shares exceeds 2.21% of the average daily net assets attributable to the Fund’s Investor Class shares. Because dividend expenses on short sales, acquired fund fees and expenses, brokerage commissions, extraordinary items, interest and taxes are excluded from the expense limitation, total annual Fund operating expenses (after fee waivers and expense reimbursements) are expected to exceed 2.21%. This contractual limitation is in effect until February 28, 2022 and may not be terminated without the approval of the Board of Directors. If at any time the Fund’s total annual Fund operating expenses (not including short sale dividend expense, brokerage commissions, extraordinary items, interest or taxes) for a year are less than 2.21% or the expense cap then in effect, whichever is less, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. The Fund’s annual operating expense ratios above (including interest and dividend expense on short sales) are as stated in the current prospectus. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 1-888-261-4073 or visit our web site at www.boston-partners.com.

Annual Report 2021  |  9

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS LONG/SHORT RESEARCH FUND (unaudited)

Dear Shareholder,

The Boston Partners Long/Short Research Fund (“Fund”) -Institutional Class shares returned 26.37% net of fees while averaging 57% net long exposure for the fiscal year ended August 31, 2021. This compares to the 31.17% return posted by the S&P 500® Index (“S&P 500”) during the same period.

The fiscal year was marked by strong equity market returns, as the S&P 500 rose sharply following the announcement of a successful COVID-19 vaccine in the fall of 2020; investors seemingly began to anticipate nearing the end of the pandemic, while U.S. long-term interest rates moved appreciably higher from historic lows, and more economically sensitive value equities reasserted long-awaited leadership over their expensive growth counterparts. All eleven sectors that comprise the S&P 500 posted gains for the fiscal year, led by Financials which gained +56.48%, the sector benefiting not only from the overall increase in interest rates, but also from a steepening of the Treasury yield curve that saw the yield differential between 2-year maturities and 10-year maturities increase by 52 basis points (0.52%) during the year; higher rates and a steeper yield curve are two components that help drive bank profits.

The Fund’s long holdings rose in price approximately 48.59% during the fiscal year and strongly outperformed the S&P 500. Top contributors included holdings in the Financials, Technology, and Industrials sectors. Financials were led by U.S. banks, which benefitted from rising rates and improving net interest margins along with strong earnings growth driven by credit reserve releases and robust mortgage and capital markets activity. Technology gains were driven by semiconductors and semiconductor manufacturing equipment holdings on strengthening demand from a variety of end markets. Industrials gains came from a number of industries experiencing growing end market demand, including staffing agencies, agricultural and construction machinery, and building materials.

The Fund’s short holdings were up in price approximately 38.99% and detracted from Fund returns during the fiscal year. We aim to short expensive stocks with earnings risk and weak profitability, and many of these stocks soared higher in price during the year. Financials, Consumer Discretionary, and Materials sector shorts were the leading detractors from performance during the fiscal year. Within the Financials sector, several regional bank shorts benefitted from rising rates and improving credit conditions. In the Consumer Discretionary sector, several retailers and auto-related businesses rose in price amid strong demand, though we see many names with competitive risks and premium valuations in the sector. Several of the more capital intensive, leveraged chemicals and industrial metals names in the Materials sector benefitted from a pronounced “high beta rally” earlier in the fiscal year, and we continue to maintain short exposure to many of these names as we expect business momentum to diminish.

The Fund began the fiscal year with 47% net long exposure and ended with 59% net long exposure, an increase attributable to covering several shorts during the fiscal year. At the end of the fiscal year, the largest exposures in the long portfolio resided in the Finance, Technology, and Industrials sectors, while the largest short exposures were in the Finance, Consumer

Top Ten Positions (as of 8/31/21)	% of Net Assets
Facebook, Inc., Class A	2.8%
Alphabet, Inc., Class A	1.6%
Philip Morris International, Inc.	1.2%
Ameriprise Financial, Inc.	1.2%
Alphabet, Inc., Class C	1.2%
UnitedHealth Group, Inc.	1.2%
Coca-Cola European Partners PLC	1.1%
AbbVie, Inc.	1.1%
ASGN, Inc.	1.0%
Canadian National Railway Co.	1.0%

Portfolio Review (as of 8/31/21)	Long		Short
P/E: Price/Earnings:	14.4	x	21.3	x
P/B: Price/Book:	2.6	x	2.6	x
Holdings:	217		91
Weighted Average Market Capitalization (millions):	$137,399		$82,443
ROE: Return on Equity:	20.8%		2.1%
OROA: Operating Return on Operating Assets:	78.0%		–14.1%

Portfolio holdings are subject to change at any time.

The Boston Partners Long/Short Research Fund may be more volatile and risky than some other forms of investments. Fund will engage in short sales, which creates a form of investment leverage and means the Fund’s loss potential on a short sale is unlimited. Fluctuations in the market value of the Fund’s portfolio may have disproportionately large effects or cause the NAV of the Fund to decline faster than it would otherwise. Investments made in small or mid-capitalization companies may be more volatile, less liquid, not as diversified in their business activities as companies with greater market capitalizations, and they may fluctuate widely in market value. Small caps may be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the “pink sheets,” and may not be traded every day or in the volume typical of trading on a national securities exchange. Foreign securities may expose the Fund to currency and exchange rate fluctuations. Derivatives (futures, options, swaps) may be leveraged and result in losses exceeding the amounts invested. REITs include the risk of possible declines in the value of real estate, possible lack of availability of mortgage funds and unexpected vacancies of properties. Illiquid securities may be limited in resale and cause great uncertainty in determining valuation. High yield debt (also known as “junk bonds”) may be sensitive to changes in financial strength of an issuer or the debt’s credit rating; an issuer of high yield debt may default on its obligation to pay interest and principal. The Fund may experience high portfolio turnover which may result in higher costs and capital gains. An investment in the Fund should be part of a carefully diversified portfolio.

Discretionary, and Materials sectors. We continue to favor large-caps on the long side and small- to mid-cap stocks on the short side of the Fund’s portfolio.

We have for several years held the view that the U.S. equity market needed to break out of the status quo that significantly favored growth over value since 2017 - a flattening yield curve and sluggish yet positive growth. We believe that we are now out of what was commonly described as the “Goldilocks” economy, having gone through a recession with a recovery now seemingly underway. From a starting point of wide valuation spreads (the price/earnings multiple differential between cheap and expensive stocks), historically low interest rates (a negative real U.S. 10-year Treasury yield!) and trillions of fiscal and monetary stimulus

10  |  Annual Report 2021

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS LONG/SHORT RESEARCH FUND (unaudited) (continued)

exerting upward pressure on inflation and interest rates, we believe the prospects for value investing are quite bright.

The Fund’s portfolio managers continue to focus their efforts on purchasing shares of only those companies they deem most likely to appreciate on the long side, while selling short securities they deem likely to fail due to a combination of valuation risk, earnings risk, and/or balance sheet risk. Our analysis process is bottom-up and rooted in the three circles framework of low valuation, positive momentum and strong business fundamentals that the portfolio managers of Boston Partners and its predecessors have been employing for over a quarter century.

Sincerely,

Joseph Feeney, CFA & Eric Connerly, CFA

Portfolio Managers for the Boston Partners Long/Short Research Fund

Annual Report 2021  |  11

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS LONG/SHORT RESEARCH FUND (unaudited) (continued)

Comparison of Change in Value of $100,000 Investment in Boston Partners Long/Short Research Fund vs. S&P 500® Index

The chart assumes a hypothetical $100,000 minimum initial investment in the Fund made on August 31, 2011 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the S&P 500® Index is unmanaged, does not incur expenses and is not available for investment.

For The Periods Ended August 31, 2021
	Average Annual Total Return			Gross Expense	Net Expense
	1 Year	5 Year	10 Year	Ratio	Ratio
Boston Partners Long/Short Research Fund
Institutional Class	26.37%	3.55%	6.30%	2.21%	2.21%
S&P 500 Index	31.17%	18.02%	16.34%	n/a	n/a

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Adviser has contractually agreed to forgo all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the total annual Fund operating expenses (other than acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes) exceeds 1.50% of the average daily net assets attributable to the Fund’s Institutional Class shares. Because acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest and taxes are excluded from the expense limitation, total annual Fund operating expenses (after fee waivers and expense reimbursements) are expected to exceed 1.50%. This contractual limitation is in effect until at least February 28, 2022 and may not be terminated without approval of the Board of Directors. If at any time the Fund’s total annual Fund operating expenses (not including acquired fund fees and expenses, short sale dividend expense, brokerage commissions, extraordinary items, interest or taxes) for a year are less than 1.50% or the expense cap then in effect, whatever is less, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. The Fund’s annual operating expense ratios above (including interest and dividend expense on short sales) are as stated in the current prospectus. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 1-888-261-4073 or visit our web site at www. boston-partners.com.

12  |  Annual Report 2021

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS LONG/SHORT RESEARCH FUND (unaudited) (concluded)

Comparison of Change in Value of $10,000 Investment in Boston Partners Long/Short Research Fund vs. S&P 500® Index

The chart assumes a hypothetical $10,000 initial investment in the Fund made on August 31, 2011 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the S&P 500® Index is unmanaged, does not incur expenses and is not available for investment.

For The Periods Ended August 31, 2021
	Average Annual Total Return			Gross Expense	Net Expense
	1 Year	5 Year	10 Year	Ratio	Ratio
Boston Partners Long/Short Research Fund
Investor Class	25.98%	3.31%	6.04%	2.46%	2.46%
S&P 500® Index	31.17%	18.02%	16.34%	n/a	n/a

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Adviser has contractually agreed to forgo all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the total annual Fund operating expenses (other than acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes) exceeds 1.75% of the average daily net assets attributable to the Fund’s Investor Class shares. Because acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest and taxes are excluded from the expense limitation, total annual Fund operating expenses (after fee waivers and expense reimbursements) are expected to exceed 1.75%. This contractual limitation is in effect until at least February 28, 2022 and may not be terminated without approval of the Board of Directors. If at any time the Fund’s total annual Fund operating expenses (not including acquired fund fees and expenses, short sale dividend expense, brokerage commissions, extraordinary items, interest or taxes) for a year are less than 1.75% or the expense cap then in effect, whatever is less, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. The Fund’s annual operating expense ratios above (including interest and dividend expense on short sales) are as stated in the current prospectus. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 1-888-261-4073 or visit our web site at www. boston-partners.com.

Annual Report 2021  |  13

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS ALL-CAP VALUE FUND (unaudited)

Dear Shareholder,

The Boston Partners All-Cap Value Fund - Institutional Class (“Fund”) outperformed its benchmark, the Russell 3000® Value Index (“Benchmark”), for the fiscal year ended August 31, 2021. The Fund generated a net return of 39.91% for its Institutional Class shares during the past year, versus its Benchmark’s return of 37.78%.

During the fiscal year ended August 31, 2021, stock selection within the Information Technology, Energy, and Consumer Discretionary sectors were the primary drivers of the Fund’s outperformance. Within the Information Technology sector, manufacturing services firm, Jabil, appreciated over 82% as investors recognized opportunities in lower valuation companies with strong levels of cash flow and accelerating sales. Our position in contract manufacturer, Flex, contributed positively as the company’s recently hired CEO is diversifying the business into industrial, auto, and medical which should lead to more predictable returns on capital. In the Energy sector, mid cap exploration and production companies, Cimarex, Diamondback, and Marathon Oil added value as oil prices have improved considerably, and excess supply continues to be absorbed. In the Consumer Discretionary sector, flooring manufacturer, Mohawk Industries, has experienced strong demand during the current residential housing rebound. The Fund’s investment in shoe retailer, Foot Locker, also benefited relative performance as the company is seeing accelerating demand and trends are expected to continue. Additionally, sector allocation contributed positively to relative performance during the fiscal year. The Fund’s underweight positioning in the Consumer Staples and Utilities sectors added value, as these sectors trailed the market during the economic rebound. Similarly, the Fund’s overweight positioning to the Financials sector proved beneficial.

Stock selection in Health Care and Industrials sectors detracted from relative performance during the fiscal year. In Health Care, pharmaceutical companies Novartis and Merck underperformed as investors have been preoccupied with “reopening” stocks and have not paid attention to the inexpensive, high quality cash flow characteristics of the pharmaceutical industry. We continue to hold these positions. Health insurance companies, Humana and Centene, underperformed due to speculation that reimbursement rates for government health plans may be less than expected in a new Democratic administration. Within Industrials, US. Federal IT suppliers Science Applications International and Leidos have lagged after announcing somewhat disappointing earnings, and investors are seeking out industrial holdings with more economic sensitivity. Our overweight allocation to Health Care also detracted from relative performance during the fiscal year.

Over the course of the fiscal year, we bought and sold companies when opportunities that fit our three-circle criteria presented themselves or if our sell discipline was triggered. In the Energy sector, we added integrated producers BP and Royal Dutch, and exploration and production companies, ConocoPhillips and Devon. The group appears inexpensive by historical standards and due to a lack of near-term investment and an improving global economy, the supply/demand dynamics appear to be lining up for increasing oil prices from now through 2022. We are taking a diversified approach to investing in the sector by buying a basket of what we believe are attractively

Top Ten Positions (as of 8/31/21)	% of Net Assets
Johnson & Johnson	3.1%
Bank of America Corp.	2.4%
Medtronic PLC	2.3%
JPMorgan Chase & Co.	2.0%
Pfizer, Inc.	1.7%
American International Group, Inc.	1.5%
Citigroup, Inc.	1.4%
Goldman Sachs Group, Inc., (The)	1.4%
UnitedHealth Group, Inc.	1.4%
AbbVie, Inc.	1.3%

Portfolio Review (as of 8/31/21)
P/E: Price/Earnings:	13.8	x
P/B: Price/Book:	2.4	x
Holdings:	145
Weighted Average Market Capitalization (millions):	$114,707
ROE: Return on Equity:	20.0%
OROA: Operating Return on Operating Assets:	97.7%

Portfolio holdings are subject to change at any time.

The Boston Partners All-Cap Value Fund may invest small cap companies. These companies may be more volatile, less liquid, not as diversified in their business activities as companies with greater market capitalizations, and they may fluctuate widely in market value. Small caps may be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the “pink sheets,” and may not be traded every day or in the volume typical of trading on a national securities exchange. Derivatives (futures, options, swaps) may be leveraged and result in losses exceeding the amounts invested. Foreign securities may expose the Fund to currency and exchange rate fluctuations. Illiquid securities may be limited in resale and cause great uncertainty in determining valuation. Options (a type of derivative) can be highly volatile and their use can result in loss if the portfolio manager is incorrect in its expectation of price fluctuations. All of these factors may cause greater volatility and less liquidity. An investment in the Fund should be part of a carefully diversified portfolio.

priced companies. In the Health Care sector, we sold our position in GlaxoSmithKline, despite an attractive valuation and dividend yield, as the company’s revenues have continued to be disappointing. We sold Jazz Pharmaceuticals as the company exceeded our price target and Lab Corp. after the company benefited from strong COVID testing demands. In the Communication Services sector, we sold wireless provider, T-Mobile, as the company approached our price target. T-Mobile outperformed as its acquisition of Sprint has been integrated and the company has been able to cut costs and gain share. We also sold our position in media company, Comcast, near our target price as we see business momentum deteriorating from cord cutting. Looking ahead, we will continue to invest your Fund on a stock-by-stock basis within our three-circle framework of attractive valuation, sound fundamentals and a catalyst for improvement. We believe that the Fund’s valuation edge and quality advantage over the Benchmark has positioned it favorably for the longer term. We look forward to keeping you informed of the work we are doing on your Fund’s behalf.

Sincerely,

Duilio Ramallo, CFA

Portfolio Manager for the Boston Partners All-Cap Value Fund

14  |  Annual Report 2021

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS ALL-CAP VALUE FUND (unaudited) (continued)

Comparison of Change in Value of $100,000 Investment in Boston Partners All-Cap Value Fund vs. Russell Indices

The chart assumes a hypothetical $100,000 minimum initial investment in the Fund made on August 31, 2011 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the Russell indices are unmanaged, do not incur expenses and are not available for investment.

For The Periods Ended August 31, 2021
	Average Annual Total Return			Gross Expense	Net Expense
	1 Year	5 Year	10 Year	Ratio	Ratio
Boston Partners All-Cap Value Fund
Institutional Class	39.91%	11.93%	13.76%	0.84%	0.80%
Russell 3000® Value Index	37.78%	11.68%	12.95%	n/a	n/a
Russell 3000® Index(1)	33.04%	17.97%	16.20%	n/a	n/a

[1]	This is not a primary benchmark of the Fund. Results of the index performance are presented for general comparative purposes.

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Adviser has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the total annual Fund operating expenses (excluding certain items discussed below) for the Fund’s Institutional Class shares exceeds 0.80% of the average daily net assets attributable to the Fund’s Institutional Class shares. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net total annual Fund operating expenses to exceed 0.80%: acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation is in effect until February 28, 2022 and may not be terminated without the approval of the Board of Directors. If at any time the Fund’s total annual Fund operating expenses (not including short sale dividend expense, brokerage commissions, extraordinary items, interest or taxes) for a year are less than 0.80% or the expense cap then in effect, whichever is less, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. The Fund’s annual operating expense ratios above are as stated in the current prospectus. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 1-888-261-4073 or visit our web site at www.boston-partners.com.

Annual Report 2021  |  15

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS ALL-CAP VALUE FUND (unaudited) (concluded)

Comparison of Change in Value of $10,000 Investment in Boston Partners All-Cap Value Fund vs. Russell Indices

The chart assumes a hypothetical $10,000 initial investment in the Fund made on August 31, 2011 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the Russell indices are unmanaged, do not incur expenses and are not available for investment.

For The Periods Ended August 31, 2021
	Average Annual Total Return			Gross Expense	Net Expense
	1 Year	5 Year	10 Year	Ratio	Ratio
Boston Partners All-Cap Value Fund
Investor Class	39.57%	11.65%	13.49%	1.09%	1.05%
Russell 3000® Value Index	37.78%	11.68%	12.95%	n/a	n/a
Russell 3000® Index(1)	33.04%	17.97%	16.20%	n/a	n/a

[1]	This is not a primary benchmark of the Fund. Results of the index performance are presented for general comparative purposes.

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Adviser has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the total annual Fund operating expenses (excluding certain items discussed below) for the Fund’s Investor Class shares exceeds 1.05% of the average daily net assets attributable to the Fund’s Investor Class shares. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net total annual Fund operating expenses to exceed 1.05%: acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation is in effect until February 28, 2022 and may not be terminated without the approval of the Board of Directors. If at any time the Fund’s total annual Fund operating expenses (not including short sale dividend expense, brokerage commissions, extraordinary items, interest or taxes) for a year are less than 1.05% or the expense cap then in effect, whichever is less, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. The Fund’s annual operating expense ratios above are as stated in the current prospectus. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 1-888-261-4073 or visit our web site at www.boston-partners.com.

16  |  Annual Report 2021

BOSTON PARTNERS INVESTMENT FUNDS

WPG PARTNERS SMALL/MICRO CAP VALUE FUND (unaudited)

Dear Shareholder,

The fiscal year ended August 31, 2021, qualifies as an eventful year, to say the least. Most of our fiscal year captures the earlier stages of the post pandemic recovery. We spent most of the early part the calendar year trying to figure what type of recovery we would experience. Letters of the alphabet were being used to characterize the shape and slope of an economic recovery. A “V” would represent a sharp rebound, a “U” a slow and protracted recovery followed by a delayed upturn and an “L” would represent a bottoming followed by flat economic activity. By the beginning of our fiscal year, it was becoming apparent to us that we were experiencing a “V” shaped upturn.

Stock performance was favorable for the WPG Partners Small/Microcap Value Fund (the “Fund”). In general, value outperformed growth. Further, the Fund outperformed its benchmark, the Russell 2000 Value Index (the “Russell 2000 Value”).

Value stocks during our fiscal year ended August 31, 2021 outperformed both growth and large cap stocks. Perhaps more than growth companies, small cap companies used the pandemic to restructure and prepare for an upturn. It was not uncommon for companies to tell us they squeezed 18-24 months of restructuring and downsizing into 6 months. We believe that the stock market seems to have recognized the potential for both margin and earnings rebound.

In outperforming the Russell 2000 Value, the Fund benefitted from overweight positions in the Industrials and Materials sectors. Sectors that detracted the most from relative performance were Consumer Staples and Energy. Notably, stock selection in these sectors contributed to the underperformance.

Unique for this period: very few investors had any real experience with the events of the past year. Notably, no one has had any real experience with a pandemic. The sharp and swift recession was not precipitated by the usual precipitants of tightening credit and a flattening yield curve. Unlike prior recessions, excesses in real estate, consumer spending, inflation, etc., were not present. Instead, health and safety concerns overwhelmed people’s lives, livelihoods and relationships. It was hard to find a sector of the global economy that was not impacted, both good and bad.

In the same vein that no living soul has experienced a pandemic, it is reasonable to say that no one has experienced a policy response of this magnitude. Across the board, legislatures, central bankers and regulators responded dramatically and in unison. There were several episodes of direct government payments, preferred lending programs and an aggressive response from the Federal Reserve.

Certainly, there were many notable headlines during the last fiscal year. Beyond the pandemic we could cite the election, the emergence of “meme stocks,” work from home, environmental, social and governance investing and China’s evolution, to name a few. As we look back on the past year, we are struck by how three issues really grabbed our attention. First, is the aforementioned massive stimulus, which we believe had the desired effect. It created a vital safety net. Without this combination of direct cash payments and easy monetary policy, we believe the downturn would have been much worse. Many sectors blossomed due to

Top Ten Positions (as of 8/31/21)	% of Net Assets
Tronox Holdings PLC, Class A	2.9%
Popular, Inc.	2.9%
Mosaic Co., (The)	2.7%
Valvoline, Inc.	2.4%
SM Energy Co.	2.3%
Brixmor Property Group, Inc.	2.1%
Essent Group Ltd.	2.0%
Axcelis Technologies, Inc.	2.0%
Axis Capital Holdings Ltd.	2.0%
H&R Block, Inc.	1.9%

Portfolio Review (as of 8/31/21)
P/E: Price/Earnings:	11.6	x
P/B: Price/Book:	1.6	x
Holdings:	96
Weighted Average Market Capitalization (millions):	$2,917
ROE: Return on Equity:	12.3%
OROA: Operating Return on Operating Assets:	16.4%

Portfolio holdings are subject to change at any time.

Value investing involves buying the stocks of companies that are out of favor or are undervalued. This may adversely affect The WPG Partners Small/ Micro Cap Value Fund’s value and return. Investments in REITs include the risk of possible declines in the value of real estate, possible lack of availability of mortgage funds and unexpected vacancies of properties. The purchase of rights and warrants involves risk that the Fund could lose the purchase value of the right or warrant if the right to subscribe to additional shares is not executed prior to the right’s or warrant’s expiration. The effective price paid for a right or warrant may exceed the value of the subscribed security’s market price. Investments made in small or micro-capitalization companies may be more volatile, less liquid, not as diversified in their business activities as companies with greater market capitalizations, and they may fluctuate widely in market value. Small and micro-caps may be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the “pink sheets,” and may not be traded every day or in the volume typical of trading on a national securities exchange. An investment in the Fund should be part of a carefully diversified portfolio.

lower interest rates and increased liquidity. Financial assets -stocks, fixed income, credit spreads - had a very good year.

Unfortunately, there now seems to be an inflationary backlash. Demand has come back much quicker than supply. Supplies are tight in almost all sectors. Major talking points are focused on labor and semiconductors; however, this phenomenon of tight supplies is broad based. While it is reasonable to expect that supply will ultimately improve, the uncertainty of the moment seems to be rattling investors.

The second important issue was the development of a vaccine. It is easy to forget that prior to November 2020, a vaccine did not exist. The development of a vaccine was an important turning point. The impact for investors was immediate, but the impact on the real economy has taken a bit longer. In late 2020, the economic world was reawakening, but was not back to normal. A theme of the last year has been the return to normalcy. Progress has been slow, but steady. A crucial test of this has been back-to-school. None of this would be possible without a vaccine.

Third, we are struck by changes of the last year that are now becoming permanent and commonplace. The most striking example of this is the notion of “work from home”. The discussion

Annual Report 2021  |  17

BOSTON PARTNERS INVESTMENT FUNDS

WPG PARTNERS SMALL/MICRO CAP VALUE FUND (unaudited) (continued)

has evolved from not “if” people will work from home but “how much.” This change has profound impacts on real estate, transportation and lifestyles. Similarly, travel, shopping, communications have all changed. It is commonly regarded that the pandemic accelerated the adoption of many technologies by upwards of 5 years.

In conclusion, our outlook remains optimistic. Value stocks look well positioned relative to growth stocks. Further, many of the cyclical and secular trends that have emerged in the post pandemic world appear to be playing out in our favor.

Sincerely,

Eric Gandhi, CFA, Gregory Weiss & Richard Shuster, CFA
Portfolio Managers for the WPG Small/Micro Cap Value Fund

18  |  Annual Report 2021

BOSTON PARTNERS INVESTMENT FUNDS

WPG PARTNERS SMALL/MICRO CAP VALUE FUND (unaudited) (continued)

Comparison of Change in Value of $100,000 Investment in WPG Partners Small/Micro Cap Value Fund vs. Russell 2000® Value Index

The chart assumes a hypothetical $100,000 minimum initial investment in the Fund made on August 31, 2011 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the Russell 2000® Value Index is unmanaged, does not incur expenses and is not available for investment.

For The Periods Ended August 31, 2021

	Average Annual Total Return			Gross Expense	Net Expense
	1 Year	5 Year	10 Year	Ratio	Ratio
WPG Partners Small/Micro Cap Value Fund
Institutional Class	62.66%	7.85%	9.05%	1.31%	1.10%
Russell 2000® Value Index	59.49%	11.66%	12.14%	n/a	n/a

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Adviser has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the total annual Fund operating expenses (excluding certain items discussed below) for the Fund’s Institutional Class shares exceeds 1.10% of the average daily net assets attributable to the Fund’s Institutional Class shares. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net total annual Fund operating expenses to exceed 1.10%: acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation is in effect until February 28, 2022 and may not be terminated without the approval of the Board of Directors. If at any time the Fund’s total annual Fund operating expenses (not including acquired fund fees and expenses, short sale dividend expense, brokerage commissions, extraordinary items, interest or taxes) for a year are less than 1.10% or the expense cap then in effect, whatever is less, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. The Fund’s annual operating expense ratios above are as stated in the current prospectus. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 1-888-261-4073 or visit our web site at www.boston-partners.com.

Annual Report 2021  |  19

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS GLOBAL EQUITY FUND (unaudited)

Dear Shareholder,

The MSCI World Index (the “Index”) returned 29.76% during the fiscal year ended August 31, 2021. The Index rose as COVID-19 (“COVID”) vaccinations picked up pace and expectations for a full economic recovery and return to normalcy drove investor sentiment. In addition, the MSCI Value Index outperformed the MSCI Growth Index during the fiscal year in contrast to previous years of Growth outperformance. During the fiscal year, the Boston Partners Global Equity Fund (the “Fund”) returned 39.66%, outperforming the MSCI World Index which returned 29.76%.

Both sector allocation and stock selection aided Fund performance over the fiscal year. Allocation helped in most sectors because of the Fund’s pro-cyclical tilt, and underweight allocation to the expensive/defensive sectors. Stock selection in most sectors also aided performance led by positioning in the Information Technology, Consumer Discretionary, and Industrials sectors. In the Information Technology sector, Synnex Corp., a distributor of technology products, was the top contributor to performance. The company benefited from the work-from-home status quo, plus a recovery in enterprise IT spending as the economy improved and offices reopened. The position was liquidated at target following a healthy appreciation in its share price. The Fund’s semiconductor & semiconductor equipment stocks also outperformed during the fiscal year. Business momentum remains strong as the industry continues to see better growth. The semi capital equipment industry has improved as capital intensity has increased with more applications and end markets using semiconductors. Apple Inc., which was not held by the Fund, also aided performance. Numerous holdings contributed to the positive performance in the Consumer Discretionary sector led by Peugeot SA (Stellantis). Momentum at Peugeot SA (Stellantis) was resilient through COVID, with the company’s order book up 40%. Investors also favorably viewed the merger with Fiat Chrysler that formed Stellantis NV. Like the Technology sector, Amazon.com, which was also not held by the Fund, was also a notable contributor to positive relative performance. The Industrials sector also had several outperformers led by Mastec, Inc. (“Mastec”). Mastec digs the trenches, lays the cable, and builds the towers that power communications and provide cell service and high-speed internet. Shares had steadily risen on boosted U.S. infrastructure spending before the position was liquidated at target. Saint-Gobain was another notable contributor in the Industrials sector. The company is Europe’s leading manufacturer of flat glass for the residential and automotive industries. Momentum at Saint-Gobain is improving post-COVID on a combination of strong growth in the Americas, and a focus on improving profitability and streamlining its portfolio. Longer-term, we believe Saint-Gobain is well positioned to capitalize on tailwinds from the European Union Green Deal. Relative performance was mildly offset by positioning in the Communication Services sector. Shares of Alphabet, Inc., which was not held by the Fund, rose steadily throughout the year on steadily rising earnings.

The entire investment team at Boston Partners will continue to maintain a focus on finding investments that have not only attractive valuation characteristics and solid business fundamentals, but also improving business momentum and catalysts to help drive stock prices higher. This disciplined and repeatable process has been in place for nearly three decades, and our

Top Ten Positions (as of 8/31/21)	% of Net Assets
Capgemini SA	1.8%
Stellantis NV	1.7%
Sanofi	1.7%
Goldman Sachs Group, Inc., (The)	1.7%
DuPont de Nemours, Inc.	1.7%
Cie de Saint-Gobain	1.7%
Everest Re Group Ltd.	1.5%
Cisco Systems, Inc.	1.5%
Sony Group Corp.	1.5%
CVS Health Corp.	1.5%

Portfolio Review (as of 8/31/21)
P/E: Price/Earnings:	12.2	x
P/B: Price/Book:	1.7	x
Holdings:	109
Weighted Average Market Capitalization (millions):	$63,661
ROE: Return on Equity:	10.9%
OROA: Operating Return on Operating Assets:	57.4%

Portfolio holdings are subject to change at any time.

International investing is subject to special risks including, but not limited to, currency risk associated with securities denominated in other than US dollar, which may be affected by fluctuations in currency exchange rates, political, social or economic instability, and differences in taxation, auditing and other financial practices. Investment in emerging market securities may increase these risks. Emerging markets investments are subject to the aforementioned risks, along with periods of high inflation, increased risk of default, less governmental supervision and regulation of securities markets, lack of liquidity in the markets and significantly smaller market capitalizations. The Fund may invest in small and mid-cap companies which may be more volatile, less liquid, not as diversified in their business activities as companies with greater market capitalizations, and they may fluctuate widely in market value. Small caps may be traded only in the over-the- counter market or on a regional securities exchange, may be listed only in the “pink sheets,” and may not be traded every day or in the volume typical of trading on a national securities exchange. Illiquid securities may be limited in resale and cause great uncertainty in determining valuation. An investment in the Fund should be part of a carefully diversified portfolio.

team is well suited to navigate this chaotic environment. We believe the emphasis on bottom-up security selection and sound fundamental analysis will ultimately have a greater impact on alpha generation rather than getting bogged down in a relentless torrent of macro and political news flow. In our view, the global economy will most likely see a steady cyclical recovery over the next few years. Historically, these have been very good windows for value investing as more economically sensitive companies outperform growth favorites. When one considers that the starting point is exceptional, with valuation spreads at extreme levels, we believe it is hard not to be optimistic about the future and how our portfolio is positioned today.

On behalf of our team, thank you for your continued support and investment.

Sincerely,

Christopher Hart, CFA & Joshua Jones, CFA
Portfolio Managers for the Boston Partners Global Equity Fund

20  |  Annual Report 2021

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS GLOBAL EQUITY FUND (unaudited) (concluded)

Comparison of Change in Value of $100,000 Investment in Boston Partners Global Equity Fund vs. MSCI World Index

The chart assumes a hypothetical $100,000 minimum initial investment in the Fund made on December 30, 2011 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the MSCI World Index is unmanaged, does not incur expenses and is not available for investment.

For The Periods Ended August 31, 2021

	Average Annual Total Return			Since		Gross Expense	Net Expense
	1 Year	5 Year	10 Year	Inception		Ratio	Ratio
Boston Partners Global Equity Fund
Institutional Class(1)	39.66%	9.18%	n/a	10.63%		1.22%	0.95%
MSCI World Index - Net Return	29.76%	14.83%	n/a	12.78	%(2)	n/a	n/a

[1]	Inception date of the fund was December 30, 2011.
[2]	Index Performance is from inception date of the Class only and is not the inception date of the index itself.

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Adviser has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the total annual Fund operating expenses (excluding certain items discussed below) for the Fund’s Institutional Class shares exceeds 0.95% of the average daily net assets attributable to the Fund’s Institutional Class shares. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net total annual Fund operating expenses to exceed 0.95%: acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation is in effect until February 28, 2022 and may not be terminated without the approval of the Board of Directors. If at any time the Fund’s total annual Fund operating expenses (not including acquired fund fees and expenses, short sale dividend expense, brokerage commissions, extraordinary items, interest or taxes) for a year are less than 0.95% or the expense cap then in effect, or whatever is less, the Adviser is entitled to reimbursement by the Fund of the advisory fees waived and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. The Fund’s annual operating expense ratios above are as stated in the current prospectus. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 1-888-261-4073 or visit our web site at www.boston-partners.com.

Annual Report 2021  |  21

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS GLOBAL LONG/SHORT FUND (unaudited)

Dear Shareholder,

The Boston Partners Global Long/Short Fund (“Fund”) - Institutional Class shares returned 25.39% net of fees while averaging 61% net long exposure for the fiscal year ended August 31, 2021. This compares to the 29.76% return posted by the MSCI World Index during the same period.

The fiscal year was marked by strong equity market returns, as the MSCI World Index rose sharply following the announcement of a successful COVID-19 vaccine in the fall of 2020; investors seemingly began to anticipate nearing the end of the pandemic, while long-term interest rates moved appreciably higher from historic lows, and more economically sensitive value equities reasserted long-awaited leadership over their expensive growth counterparts.

The Fund’s long holdings rose in price approximately 42.91% during the fiscal year and strongly outperformed the MSCI World Index. Top contributors included holdings in the Technology, Financials, and Industrials sectors. Technology gains were driven by semiconductors and semiconductor manufacturing equipment holdings on strengthening demand from a variety of end markets. Financials were led by U.S. banks, which benefitted from rising rates and improving net interest margins along with strong earnings growth driven by credit reserve releases and robust mortgage and capital markets activity. Industrials gains came from a number of industries experiencing growing end market demand, including industrial conglomerates, machinery, and building materials.

The Fund’s short holdings were up in price approximately 31.74% and detracted from Fund returns during the fiscal year. We aim to short expensive stocks with earnings risk and weak profitability, and many of these stocks soared higher in price during the year. Technology, Industrials, and Consumer Discretionary sector shorts were the leading detractors from performance during the fiscal year. Within the Technology sector, SMID-cap software shorts with strong revenue growth and weak profitability appreciated and detracted from returns. Within the Industrials sector, short positions rose in price on low quality/high beta rally with food service machinery and aerospace suppliers the largest detractors. In the Consumer Discretionary sector, specialty retail shorts detracted amid strong demand, though we see many names with competitive risks and premium valuations in this industry.

The Fund began the reporting period with 57% net long exposure and ended with 54% net long exposure, a slight decrease attributable to selling several long positions at target price during the fiscal year. At the end of the period, the largest exposures in the long portfolio resided in the Industrials, Consumer Discretionary, and Financials sectors, while the largest short exposures were in the Consumer Discretionary, Industrials, and Technology sectors. Our bottom-up value discipline has yielded a long portfolio that we believe is attractive relative to the short portfolio from both a valuation and profitability standpoint.

We have for several years held the view that the Global equity market needed to break out of the status quo that significantly favored growth over value since 2017 - a flattening yield curve and sluggish yet positive growth. We believe that we are now out of what was commonly described as the “Goldilocks” economy,

Top Ten Positions (as of 8/31/21)	% of Net Assets
Everest Re Group Ltd.	2.2%
Sanofi	2.1%
Volvo AB, Class B	2.0%
Alphabet, Inc., Class C	1.9%
Glencore PLC	1.9%
Travis Perkins PLC	1.9%
Siemens AG	1.8%
Wells Fargo & Co.	1.8%
Sensata Technologies Holding PLC	1.6%
Cisco Systems, Inc.	1.6%

Portfolio Review (as of 8/31/21)	Long		Short
P/E: Price/Earnings:	11.8	x	26.2	x
P/B: Price/Book:	1.6	x	3.6	x
Holdings:	93		95
Weighted Average Market Capitalization (millions):	$106,210		$44,415
ROE: Return on Equity:	14.3%		11.0%
OROA: Operating Return on Operating Assets:	62.8%		46.0%

Portfolio holdings are subject to change at any time.

The Fund will engage in short sales, which creates a form of investment leverage and means the Fund’s loss potential on a short sale is unlimited. Fluctuations in the market value of the Fund’s portfolio may have disproportionately large effects or cause the NAV of the Fund to decline faster than it would otherwise. The Fund may invest in small and mid-cap companies which may be more volatile, less liquid, not as diversified in their business activities as companies with greater market capitalizations, and they may fluctuate widely in market value. Small caps may be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the “pink sheets,” and may not be traded every day or in the volume typical of trading on a national securities exchange. Foreign securities may expose the Fund to currency and exchange rate fluctuations. Derivatives (futures, options, swaps) may be leveraged and result in losses exceeding the amounts invested. REITS include the risk of possible declines in the value of real estate, possible lack of availability of mortgage funds and unexpected vacancies of properties. Illiquid securities may be limited in resale and cause great uncertainty in determining valuation. High yield debt (also known as “junk bonds”) may be sensitive to changes in financial strength of an issuer or the debt’s credit rating; an issuer of high yield debt may default on its obligation to pay interest and principal. All of these factors may cause greater volatility and less liquidity. The Fund may experience high portfolio turnover which may result in higher costs and capital gains. An investment in the Fund should be part of a carefully diversified portfolio.

having gone through a recession with a recovery now seemingly underway. From a starting point of wide valuation spreads (the price/earnings multiple differential between cheap and expensive stocks), historically low interest rates (a negative real U.S. 10-year Treasury yield!) and trillions of fiscal and monetary stimulus exerting upward pressure on inflation and interest rates, we believe the prospects for value investing are quite bright.

The Fund’s portfolio managers continue to focus their efforts on purchasing shares of only those companies they deem most likely to appreciate on the long side, while selling short securities they deem likely to fail due to a combination of valuation risk, earnings risk, and/or balance sheet risk. Our analysis process is bottom-up and rooted in the three circles framework of low valuation, positive momentum and strong business fundamentals

22  |  Annual Report 2021

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS GLOBAL LONG/SHORT FUND (unaudited) (continued)

that the portfolio managers of Boston Partners and its predecessors have been employing for over a quarter century.

Sincerely,

Christopher Hart, CFA & Joshua Jones, CFA
Portfolio Managers for the Boston Partners Global Long/Short Fund

Annual Report 2021  |  23

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS GLOBAL LONG/SHORT FUND (unaudited) (continued)

Comparison of Change in Value of $100,000 Investment in Boston Partners Global Long/Short Fund vs. MSCI World Index

The chart assumes a hypothetical $100,000 minimum initial investment in the Fund made on December 31, 2013 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the MSCI World Index is unmanaged, does not incur expenses and is not available for investment.

For The Periods Ended August 31, 2021

	Average Annual Total Return			Since		Gross Expense	Net Expense
	1 Year	5 Year	10 Year	Inception		Ratio	Ratio
Boston Partners Global Long/Short Fund
Institutional Class(1)	25.39%	2.96%	n/a	3.13%		2.46%	2.46%
MSCI World Index - Net Return	29.76%	14.83%	n/a	10.71	%(2)	n/a	n/a

[1]	Inception date of the class was December 31, 2013.
[2]	Index Performance is from inception date of the Class only and is not the inception date of the index itself.

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Adviser has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the total annual Fund operating expenses (other than acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes) for the Fund’s Institutional Class shares exceeds 2.00% of the average daily net assets attributable to the Fund’s Institutional Class shares. Because dividend expenses on short sales, acquired fund fees and expenses, brokerage commissions, extraordinary items, interest and taxes are excluded from the expense limitation, total annual Fund operating expenses (after fee waivers and/or expense reimbursements) are expected to exceed 2.00%. This contractual limitation is in effect until February 28, 2022 and may not be terminated without the approval of the Board of Directors. If at any time the Fund’s total annual Fund operating expenses for a year are less than 2.00% or the expense cap then in effect, or whatever is less, the Adviser is entitled to reimbursement by the Fund of the advisory fees waived and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. The Fund’s annual operating expense ratios above (including interest and dividend expense on short sales) are as stated in the current prospectus. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 1-888-261-4073 or visit our web site at www.boston-partners.com.

24  |  Annual Report 2021

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS GLOBAL LONG/SHORT FUND (unaudited) (concluded)

Comparison of Change in Value of $10,000 Investment in Boston Partners Global Long/Short Fund vs. MSCI World Index

The chart assumes a hypothetical $10,000 initial investment in the Fund made on April 11, 2014 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the MSCI World Index is unmanaged, does not incur expenses and is not available for investment.

For The Periods Ended August 31, 2021

	Average Annual Total Return			Since		Gross Expense	Net Expense
	1 Year	5 Year	10 Year	Inception		Ratio	Ratio
Boston Partners Global Long/Short Fund
Investor Class(1)	24.97%	2.69%	n/a	3.18%		2.71%	2.71%
MSCI World Index - Net Return	29.76%	14.83%	n/a	11.25	%(2)	n/a	n/a

[1]	Inception date of the class was April 11, 2014.
[2]	Index Performance is from inception date of the Class only and is not the inception date of the index itself.

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Adviser has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the total annual Fund operating expenses (other than acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes) for the Fund’s Investor Class shares exceeds 2.25% of the average daily net assets attributable to the Fund’s Investor Class shares. Because dividend expenses on short sales, acquired fund fees and expenses, brokerage commissions, extraordinary items, interest and taxes are excluded from the expense limitation, total annual Fund operating expenses (after fee waivers and/or expense reimbursements) are expected to exceed 2.25%. This contractual limitation is in effect until February 28, 2022 and may not be terminated without the approval of the Board of Directors. If at any time the Fund’s total annual Fund operating expenses for a year are less than 2.25% or the expense cap then in effect, or whatever is less, the Adviser is entitled to reimbursement by the Fund of the advisory fees waived and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. The Fund’s annual operating expense ratios above (including interest and dividend expense on short sales) are as stated in the current prospectus. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 1-888-261-4073 or visit our web site at www.boston-partners.com.

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BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS EMERGING MARKETS DYNAMIC EQUITY FUND (unaudited)

Dear Shareholder,

The Boston Partners Emerging Markets Dynamic Equity Fund (the “Fund”) returned 10.38% for the fiscal year ended August 31, 2021 versus the MSCI® Emerging Markets Index’s 21.12% return, while averaging a 55% net-long exposure. The Fund outperformed the blended 50% MSCI EM / 50% Risk-Free benchmark, which returned 11.02% for the period. The Fund’s neutral exposure is 50% net long, with the short exposure varying with the quantity of attractive short opportunities in the investment universe. The blended index with a 50% equity exposure is an appropriate comparison given the fund’s expected neutral exposure of 50% equities.

During the period, the Fund’s long-book returned 24.28%, outperforming the MSCI Emerging Markets Index. Positioning in China & Hong Kong was a top contributor to relative performance. Recently initiated positions in Chinese fertilizer and specialty chemicals companies benefitted the Fund’s performance as demand pushed up commodity prices. Meanwhile, overweight Chinese auto dealers China Meidong Auto and Zhongsheng Group Holdings rose on strong 2020 results and a stronger luxury car sales outlook. Underweight positions in Alibaba Group and Tencent Holdings and no-weight in education stocks TAL Education Group and New Oriental Education & Technology were also notable contributors to relative performance during the reporting period. The long book’s performance also benefitted from positioning in the Communications Services sector, where shares of Eletromidia SA, a Brazilian advertising company, traded higher with the anticipated COVID-19 (“COVID”) recovery in advertising spend, travel, commute, and mall traffic. Selected holdings in the Technology sector also aided performance. Overweight semiconductor positions, Samsung Electronics, Micron Technology, SK Hynix, and Global Mixed-Mode Technology traded higher as dynamic random-access memory (DRAM) pricing benefited from a cycle recovery. An overweight position in Wiwynn Corp was another notable contributor to performance in the Technology sector. Wiwynn manufactures servers, and server demand has remained resilient and has been spared concerns around the 2021/2022 demand slowdown that has affected other tech names.

The Fund’s short-book rose 26.67% for the reporting period, outperforming the MSCI Emerging Markets Index, thus detracting from performance. Shorted Bank stocks were among the largest detractors from performance. Bank stocks rose during the period on the anticipated rebound of the global economy post-COVID. The Fund’s technology shorts also detracted from performance. Short positions in lower-quality semiconductor stocks rose as semiconductor demand picked up leading to shortages. Several shorted computer/notebook manufactures also traded higher. These companies benefitted from COVID, but have pulled forward several years of demand and thus have unsustainable peak earnings, which we believe the market has not adequately discounted. After a near decade of decline, personal computer unit shipment grew ~30% in 2020. Data thus far this calendar year has been surprisingly robust, but we expect this to crack later this year. Short positions in selected medical supply companies traded lower, offsetting the losses. These companies are now facing slow growth and tough earnings comparatives as the demand created by COVID dissipates. In the Staples sector,

Top Ten Positions (as of 8/31/21)	% of Net Assets
Wiwynn Corp.	4.0%
Zhongsheng Group Holdings Ltd.	3.5%
SK Hynix, Inc.	2.9%
China Yongda Automobiles Services Holdings Ltd.	2.7%
Eletromidia SA	2.7%
Samsung Electronics Co., Ltd.	2.6%
WH Group Ltd.	2.5%
Hindustan Petroleum Corp., Ltd.	2.0%
UPL Ltd.	1.7%
Randon SA Implementos e Participacoes	1.6%

Portfolio Review (as of 8/31/21)	Long		Short
P/E: Price/Earnings:	10.8	x	11.2	x
P/B: Price/Book:	1.6	x	1.3	x
Holdings:	56		56
Weighted Average Market Capitalization (millions):	$34,088		$51,749
ROE: Return on Equity:	15.1%		8.8%
OROA: Operating Return on Operating Assets:	46.7%		47.8%

Portfolio holdings are subject to change at any time.

The Fund will engage in short sales, which creates a form of investment leverage and means the Fund’s loss potential on a short sale is unlimited. Fluctuations in the market value of the Fund’s portfolio may have disproportionately large effects or cause the NAV of the Fund to decline faster than it would otherwise. The Fund may invest in small and mid-cap companies which may be more volatile, less liquid, not as diversified in their business activities as companies with greater market capitalizations, and they may fluctuate widely in market value. Small caps may be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the “pink sheets,” and may not be traded every day or in the volume typical of trading on a national securities exchange. Foreign and emerging market securities may expose the fund to currency and exchange rate fluctuations, high inflation, increased risk of default, less governmental supervision and regulation of securities markets, lack of liquidity in the markets, significantly smaller market capitalizations, political, social or economic instability, and differences in taxation, auditing and other financial practices. Derivatives (futures, options, swaps) may be leveraged and result in losses exceeding the amounts invested. REITS include the risk of possible declines in the value of real estate, possible lack of availability of mortgage funds and unexpected vacancies of properties. Illiquid securities may be limited in resale and cause great uncertainty in determining valuation. High yield debt (also known as “junk bonds”) may be sensitive to changes in financial strength of an issuer or the debt’s credit rating; an issuer of high yield debt may default on its obligation to pay interest and principal. All of these factors may cause greater volatility and less liquidity. The Fund may experience high portfolio turnover which may result in higher costs and capital gains. An investment in the Fund should be part of a carefully diversified portfolio.

shorted hog producers steadily traded lower aiding performance. Hog producers have rapidly increased hog supplies from troughs, while prices have drifted lower as issues related to African Swine Flu are resolved.

The entire investment team at Boston Partners relentlessly searches for investments that have not only attractive valuation characteristics and solid business fundamentals, but also improving business momentum and catalysts to help drive stock prices higher. Our focus is on bottom-up, fundamental stock picking with a statistical bent. That said, there is still a wall of worry for the market to climb in 2022 and 2023. Historically these have

26  |  Annual Report 2021

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS EMERGING MARKETS DYNAMIC EQUITY FUND (unaudited) (continued)

been very good windows for value investing as more economically sensitive companies outperform growth favorites. When one considers that, the starting point is exceptional; valuation spreads between growth and value stocks are at extreme levels. It is hard not to be optimistic about the future and how our Fund is positioned today. We believe today’s headwind is most likely tomorrow’s tailwind.

On behalf of our team, thank you for your continued support and investment.

Sincerely,

David Kim & Paul Korngiebel, CFA
Portfolio Managers for the Boston Partners Emerging Markets
Dynamic Equity Fund

Annual Report 2021  |  27

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS EMERGING MARKETS DYNAMIC EQUITY FUND (unaudited) (concluded)

Comparison of Change in Value of $100,000 Investment in Boston Partners Emerging Markets Dynamic Equity Fund vs. MSCI Indices

The chart assumes a hypothetical $100,000 minimum initial investment in the Fund made on March 1, 2015 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the MSCI Indices are unmanaged, do not incur expenses and are not available for investment.

Total Return for the Period Ended August 31, 2021

	Average Annual Total Return			Since		Gross Expense	Net Expense
	1 Year	5 Year	10 Year	Inception		Ratio	Ratio
Boston Partners Emerging Markets Dynamic Equity Fund
Institutional Class(1)	10.38%	5.83%	n/a	5.12%		2.19%	1.57%
MSCI Emerging Markets Index - Net Return	21.12%	10.40%	n/a	6.88	%(2)	n/a	n/a

[1]	Inception date of the fund was March 1, 2015. The Fund commenced operations as a series of The RBB Fund, Inc. on December 15, 2015, when substantially all of the assets of Boston Partners Emerging Markets Dynamic Equity (the “Prior Account”) transferred to the Fund. The Fund is managed in all material respects in a manner equivalent to the management of the Prior Account. Accordingly, the performance information shown above for periods prior to December 15, 2015 is that of the Prior Account.
[2]	Index Performance is from inception date of the Class only and is not the inception date of the index itself.

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Adviser has agreed to waive its advisory fee and/or reimburse expenses in order to limit total annual Fund operating expenses (excluding acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes) to 1.40% of the Fund’s average daily net assets attributable to Institutional Class shares. This contractual limitation is in effect until February 28, 2022, and may not be terminated without the approval of the Board of Directors. Because acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest and taxes are excluded from the expense limitation, total annual Fund operating expenses (after fee waivers and/or expense reimbursements) are expected to exceed 1.40%. If at any time the Fund’s total annual Fund operating expenses (not including acquired fund fees and expenses, short sale dividend expense, brokerage commissions, extraordinary items, interest or taxes) for a year are less than 1.40% or the expense cap then in effect, whatever is less, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. The Fund’s annual operating expense ratios above (including interest and dividend expense on short sales) are as stated in the current prospectus. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 1-888-261-4073 or visit our web site at www.boston-partners.com.

28  |  Annual Report 2021

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS EMERGING MARKETS FUND (unaudited)

Dear Shareholder,

The Boston Partners Emerging Markets Fund (the “Fund”) returned 21.15% for the fiscal year ended August 31, 2021 versus the MSCI Emerging Market Index’s (the “Index”) 21.12% return.

Positioning in China & Hong Kong was a top contributor to relative performance during the fiscal year. Recently initiated positions in Chinese fertilizer and specialty chemicals companies benefitted the Fund’s performance as demand pushed up commodity prices. Meanwhile, overweight Chinese auto dealers China Meidong Auto and Zhongsheng Group Holdings rose on strong 2020 results and a stronger luxury car sales outlook. Underweight positions in Alibaba Group and Tencent Holdings and no-weight in education stocks TAL Education Group and New Oriental Education & Technology were also notable contributors to relative performance during the period. The Fund’s performance also benefitted from positioning in the Communications Services sector, where shares of Eletromidia SA, a Brazilian advertising company, traded higher with the anticipated COVID-19 (“COVID”) recovery in advertising spend, travel, commute, and mall traffic. Selected holdings in the Technology sector also aided performance. Overweight semiconductor positions Samsung Electronics, Micron Technology, SK Hynix, and Global Mixed-Mode Technology traded higher as dynamic random-access Memory (DRAM) pricing benefited from a cycle recovery. An overweight position in Wiwynn Corp was another notable contributor to performance in the Technology sector. Wiwynn manufactures servers, and server demand has remained resilient and has been spared concerns around the 2021/2022 demand slowdown that has affected other tech names.

The Fund’s performance was offset by positioning in India where the Fund’s overweight position in micro loans-focused Bandhan Bank traded lower as net profit declined with increasing loan loss provisions. The position has been liquidated. Not owning expensive Infosys Ltd also detracted from relative performance. Overweight positions in Macao Casinos stocks also hurt performance as the anticipated post-COVID recovery was delayed.

The entire investment team at Boston Partners relentlessly searches for investments that have not only attractive valuation characteristics and solid business fundamentals, but also improving business momentum and catalysts to help drive stock prices higher. Our focus is on bottom-up, fundamental stock picking with a statistical bent. That said, there is still a wall of worry for the market to climb in 2022 and 2023. Historically these have been very good windows for value investing as more economically sensitive companies outperform growth favorites. When one considers that, the starting point is exceptional; valuation spreads between growth and value stocks are at extreme levels. It is hard not to be optimistic about the future and how our Fund is positioned today. We believe today’s headwind is most likely tomorrow’s tailwind.

On behalf of our team, thank you for your continued support and investment.

Sincerely,

David Kim & Paul Korngiebel, CFA
Portfolio Managers for the Boston Partners Emerging Markets Fund

Top Ten Positions (as of 8/31/21)	% of Net Assets
Wiwynn Corp.	4.4%
Nanya Technology Corp.	4.2%
Taiwan Semiconductor Manufacturing Co., Ltd. - SP ADR	3.5%
China Yongda Automobiles Services Holdings Ltd.	3.5%
Zhongsheng Group Holdings Ltd.	3.3%
SK Hynix, Inc.	3.2%
Eletromidia SA	2.7%
Alibaba Group Holding Ltd. - SP ADR	2.5%
Samsung Electronics Co., Ltd.	2.4%
UPL Ltd.	2.1%

Portfolio Review (as of 8/31/21)
P/E: Price/Earnings:	10.8	x
P/B: Price/Book:	1.6	x
Holdings:	83
Weighted Average Market Capitalization (millions):	$87,347
ROE: Return on Equity:	15.0%
OROA: Operating Return on Operating Assets:	52.4%

The Fund may invest in small and mid-cap companies which may be more volatile, less liquid, not as diversified in their business activities as companies with greater market capitalizations, and they may fluctuate widely in market value. Small caps may be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the “pink sheets,” and may not be traded every day or in the volume typical of trading on a national securities exchange. Foreign and emerging market securities may expose the fund to currency and exchange rate fluctuations, high inflation, increased risk of default, less governmental supervision and regulation of securities markets, lack of liquidity in the markets, significantly smaller market capitalizations, political, social or economic instability, and differences in taxation, auditing and other financial practices. Derivatives (futures, options, swaps) may be leveraged and result in losses exceeding the amounts invested. REITS include the risk of possible declines in the value of real estate, possible lack of availability of mortgage funds and unexpected vacancies of properties. Illiquid securities may be limited in resale and cause great uncertainty in determining valuation. High yield debt (also known as “junk bonds”) may be sensitive to changes in financial strength of an issuer or the debt’s credit rating; an issuer of high yield debt may default on its obligation to pay interest and principal. All of these factors may cause greater volatility and less liquidity. The Fund may experience high portfolio turnover which may result in higher costs and capital gains. An investment in the Fund should be part of a carefully diversified portfolio.

Annual Report 2021  |  29

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS EMERGING MARKETS FUND (unaudited) (concluded)

Comparison of Change in Value of $100,000 Investment in Boston Partners Emerging Markets Fund vs. MSCI World Indices

The chart assumes a hypothetical $100,000 initial investment in the Fund made on October 17, 2017 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the MSCI indices are unmanaged, do not incur expenses and are not available for investment.

Total Return for the Period Ended August 31, 2021

	Average Annual Total Return			Since		Gross Expense	Net Expense
	1 Year	5 Year	10 Year	Inception		Ratio	Ratio
Boston Partners Emerging Markets Fund
IInstitutional Class(1)	21.15%	n/a	n/a	6.03%		2.39%	1.00%
MSCI Emerging Markets Index - Net Return	21.12%	n/a	n/a	6.38	%(2)	n/a	n/a

[1]	Inception date of the fund was October 17, 2017.
[2]	Index Performance is from inception date of the Class only and is not the inception date of the index itself.

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Adviser has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the total annual Fund operating expenses (other than acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes) for the Fund’s Institutional Class shares exceeds 1.00% of the average daily net assets attributable to the Fund’s Institutional Class shares. This contractual limitation is in effect until February 28, 2022 and may not be terminated without the approval of the Board of Directors. If at any time the Fund’s total annual Fund operating expenses for a year are less than 1.00% or the expense cap then in effect, or whatever is less, the Adviser is entitled to reimbursement by the Fund of the advisory fees waived and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. The Fund’s annual operating expense ratios above (including interest and dividend expense on short sales) are as stated in the current prospectus. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 1-888-261-4073 or visit our web site at www.boston-partners.com.

30  |  Annual Report 2021

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS GLOBAL EQUITY ADVANTAGE FUND (unaudited)

Dear Shareholder,

Boston Partners Global Equity Advantage Fund (the “Fund”) is an actively managed global equity fund combined with a dynamic allocation to systematic trend following that seeks to minimize downside exposure and improve long-term results. The strategy merges the Boston Partners Global Equity strategy with the Campbell Advantage Trend Model and Dynamic Risk Targeting (DRT) Framework into one combined strategy.

Over the fiscal year ended August 31, 2021, the MSCI World Index (the “Index”) returned 29.76%. The Index rose as COVID-19 (“COVID”) vaccinations picked up pace and expectations for a full economic recovery and return to normalcy drove investor sentiment. In addition, the MSCI Value Index outperformed the MSCI Growth Index during the reporting period in contrast to previous years of Growth outperformance. During the fiscal year, the Fund returned 32.01% outperforming the Index.

Boston Partners Global Equity Strategy Performance Review

Both sector allocation and stock selection aided Fund performance over the fiscal year. Allocation helped in most sectors because of the Fund’s pro-cyclical tilt, and underweight allocation to the expensive/defensive sectors. Stock selection in most sectors also aided performance led by positioning in the Information Technology, Consumer Discretionary, and Industrials sectors. In the Information Technology sector, Synnex Corp., a distributor of technology products, was the top contributor to performance. The company benefited from the work-from-home status quo, plus a recovery in enterprise IT spending as the economy improved and offices reopened. The position was liquidated at target following a healthy appreciation in its share price. The Fund’s semiconductor & semiconductor equipment stocks also outperformed during the fiscal year. Business momentum remains strong as the industry continues to see better growth. The semi capital equipment industry has improved as capital intensity has increased with more applications and end markets using semiconductors. Apple Inc., which was not held by the Fund, also aided performance. Numerous holdings contributed to the positive performance in the Consumer Discretionary sector led by Peugeot SA (Stellantis). Momentum at Peugeot SA (Stellantis) was resilient through COVID, with the company’s order book up 40%. Investors also favorably viewed the merger with Fiat Chrysler that formed Stellantis NV. Like the Technology sector, Amazon.com, which was also not held by the Fund, was also a notable contributor to positive relative performance. The Industrials sector also had several outperformers led by Mastec, Inc. (“Mastec”). Mastec digs the trenches, lays the cable, and builds the towers that power communications and provide cell service and high-speed internet. Shares had steadily risen on boosted U.S. infrastructure spending before the position was liquidated at target price. Saint-Gobain was another notable contributor in the Industrials sector. The company is Europe’s leading manufacturer of flat glass for the residential and automotive industries. Momentum at Saint-Gobain is improving post-COVID on a combination of strong growth in the Americas, and a focus on improving profitability and streamlining its portfolio. Longer-term, we believe Saint-Gobain is well positioned to capitalize on

Top Ten Positions (as of 8/31/21)	% of Net Assets
Capgemini SA	1.5%
Stellantis NV	1.4%
Sanofi	1.4%
Goldman Sachs Group, Inc., (The)	1.4%
Cie de Saint-Gobain	1.4%
DuPont de Nemours, Inc.	1.4%
Everest Re Group Ltd.	1.3%
Cisco Systems, Inc.	1.3%
Sony Group Corp.	1.3%
CVS Health Corp.	1.3%

Portfolio Review (as of 8/31/21)
P/E: Price/Earnings:	12.2	x
P/B: Price/Book:	1.7	x
Holdings:	109
Weighted Average Market Capitalization (millions):	$63,683
ROE: Return on Equity:	10.9%
OROA: Operating Return on Operating Assets:	57.3%

Portfolio holdings are subject to change at any time.

International investing is subject to special risks including, but not limited to, currency risk associated with securities denominated in other than US dollar, which may be affected by fluctuations in currency exchange rates, political, social or economic instability, and differences in taxation, auditing and other financial practices. Investment in emerging market securities may increase these risks. Emerging markets investments are subject to the aforementioned risks, along with periods of high inflation, increased risk of default, less governmental supervision and regulation of securities markets, lack of liquidity in the markets and significantly smaller market capitalizations. The Fund may invest in small and mid-cap companies which may be more volatile, less liquid, not as diversified in their business activities as companies with greater market capitalizations, and they may fluctuate widely in market value. Small caps may be traded only in the over-the- counter market or on a regional securities exchange, may be listed only in the “pink sheets,” and may not be traded every day or in the volume typical of trading on a national securities exchange. Illiquid securities may be limited in resale and cause great uncertainty in determining valuation. An investment in the Fund should be part of a carefully diversified portfolio.

tailwinds from the European Union Green Deal. Relative performance was mildly offset by positioning in the Communication Services sector. Shares of Alphabet, Inc., which was not held by the Fund, rose steadily throughout the year on steadily rising earnings.

Campbell Advantage Strategy Performance Review

The Campbell Advantage strategy, which is traded as a part of the Fund, gained during the one-year period ended August 31, 2021. The strategy experienced gains in energies, grains, industrial metals, and soft commodities and losses in fixed income, equity indices, foreign exchange, and other commodity derivatives. Decreasing market volatility throughout the period combined with an increased expected correlation of the trend following portfolio to the benchmark long-equity portfolio led to a reduced risk target in the strategy. The correlation cap mechanism was very active during the reporting period and limited the portfolio’s expected correlation to the Index to potentially provide diversification to the long-equity benchmark. During the reporting period,

Annual Report 2021  |  31

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS GLOBAL EQUITY ADVANTAGE FUND (unaudited) (continued)

the strategy was generally long commodity and foreign exchange markets, short equity indices, and varied in positioning in fixed income markets.

Outlook

The entire investment team at Boston Partners will continue to maintain a focus on finding investments that have not only attractive valuation characteristics and solid business fundamentals, but also improving business momentum and catalysts to help drive stock prices higher. This disciplined and repeatable process has been in place for nearly three decades, and our team is well suited to navigate this chaotic environment. We believe the emphasis on bottom-up security selection and sound fundamental analysis will ultimately have a greater impact on alpha generation rather than getting bogged down in a relentless torrent of macro and political news flow. We believe the global economy will most likely see a steady cyclical recovery over the next few years. Historically, these have been very good windows for value investing as more economically sensitive companies outperform growth favorites. When one considers that the starting point is exceptional, with valuation spreads at extreme levels, we believe it is hard not to be optimistic about the future and how our portfolio is positioned today.

On behalf of our team, thank you for your continued support and investment.

Sincerely,

Christopher Hart, CFA & Joshua Jones, CFA
Co-Portfolio Managers for Boston Partners
Mr. Andrews, & Dr. Cole
Co-Portfolio Managers for Campbell & Company
Boston Partners Global Equity Advantage Fund

32  |  Annual Report 2021

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS GLOBAL EQUITY ADVANTAGE FUND (unaudited) (concluded)

Comparison of Change in Value of $100,000 Investment in Boston Partners Global Equity Advantage Fund vs. MSCI World Index

The chart assumes a hypothetical $100,000 minimum initial investment in the Fund made on May 29, 2019 (the date on which the Fund commenced investment operations) and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the MSCI World Index is unmanaged, does not incur expenses and is not available for investment.

For The Periods Ended August 31, 2021

	Average Annual Total Return			Since		Gross Expense	Net Expense
	1 Year	5 Year	10 Year	Inception		Ratio	Ratio
Boston Partners Global Equity Advantage Fund
Institutional Class(1)	32.01%	n/a	n/a	14.07%		2.17%	1.05%
MSCI World Index - Net Return	29.76%	n/a	n/a	22.33	%(2)	n/a	n/a

[1]	Inception date of the fund was May 29, 2019.
[2]	Index Performance is from inception date of the Class only and is not the inception date of the index itself.

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Adviser has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the total annual Fund operating expenses (excluding certain items discussed below) for the Fund’s Institutional Class shares exceeds 1.05% of the average daily net assets attributable to the Fund’s Institutional Class shares. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net total annual Fund operating expenses to exceed 1.05%: acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation is in effect until December 31, 2021 and may not be terminated without the approval of the Board of Directors. If at any time the Fund’s total annual Fund operating expenses (not including acquired fund fees and expenses, short sale dividend expense, brokerage commissions, extraordinary items, interest or taxes) for a year are less than 1.05% or the expense cap then in effect, or whatever is less, the Adviser is entitled to reimbursement by the Fund of the advisory fees waived and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. The Fund’s annual operating expense ratios above are as stated in the current prospectus. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 1-888-261-4073 or visit our web site at www.boston-partners.com.

Annual Report 2021  |  33

BOSTON PARTNERS INVESTMENT FUNDS

DEFINITIONS (unaudited)

Past Performance is not a guarantee of future results.

Opinions expressed herein are as of August 31, 2021, and are subject to change at any time, are not guaranteed and should not be considered investment advice. This report is for the information of shareholders of the Funds. It may also be used as sales literature when preceded or accompanied by the current prospectus.

Basis point refers to a common unit of measure for interest rates and other percentages in finance. One basis point is equal to 1/100th of 1%, or 0.01%, or 0.0001.

Beta or beta coefficient is a measure of a stock or portfolio’s level of systematic and unsystematic risk based on in its prior performance. In general, a higher beta indicates a more volatile security in relation to its benchmark and lower beta indicates a less volatile security in relation to its benchmark.

Capex: Capital expenditures (CapEx) are funds used by a company to acquire, upgrade, and maintain physical assets such as property, plants, buildings, technology, or equipment.

Earnings per share: Is the portion of a company’s profit allocated to each outstanding share of common stock.

Free cash flow yield is an indicator that compare free cash flow and market cap. It is a representation of the income created by an investment.

Growth stocks typically are more volatile than value stocks; however, value stocks generally have a lower expected growth rate in earnings and sales.

M2 money supply: The money supply is all the currency and other liquid instruments in a country’s economy on the date measured. The money supply roughly includes both cash and deposits that can be used almost as easily as cash. M2 includes M1 and, in addition, short-term time deposits in banks and certain money market funds.

Momentum: High Momentum companies are characterized in the literature as companies with high price performance in the recent history, up to 12-months. High Momentum companies tend to continue their high price performance over the near term, typically over a 6 – 12 month period.

MSCI EAFE (EAFE) Index is a stock market index that is designed to measure the equity market performance of developed markets outside of the U.S. & Canada. It is maintained by MSCI Inc., a provider of investment decision support tools; the EAFE acronym stands for Europe, Australasia and Far East.

MSCI Emerging Markets (EM) Index is an index created by Morgan Stanley Capital International (MSCI) designed to measure equity market performance in global emerging markets.

MSCI World Index is an unmanaged index that measures the equity market performance of developed markets.

MSCI World Growth Index captures large and mid-cap securities exhibiting overall growth style characteristics across 23 Developed Markets Countries.

MSCI World Value NR Index is an index tracking value stocks, which are stocks with prices lower than their intrinsic values.

A net return index includes reinvesting the after tax dividends. A gross return index includes reinvesting the before tax dividends. In general, a net return index should under perform a gross return index.

Nasdaq Index is the market capitalization-weighted index of over 2,500 common equities listed on the Nasdaq stock exchange. OROA: Operating Return on Operating Assets P/B: Price/Book: A valuation ratio of a company’s current share price compared to its book value.

P/E: Price/Earnings: A valuation ratio of a company’s current share price compared to its per-share earnings.

Price to Sales: A valuation ratio that compares a company’s stock price to its revenues. It is an indicator of the value that financial markets have placed on each dollar of a company’s sales or revenues.

Quality has long been established as an investment approach, dating back to Benjamin Graham, but it is less well accepted as a factor, especially when compared with value, size, yield, momentum and low volatility. By “factor”, we mean any characteristic that helps explain the risk and returns of a group of securities.

ROE: Return on Equity: measures a corporation’s profitability by revealing how much profit a company generates with the money invested.

Russell 1000® Growth Index measures the performance of the large-cap growth segment of the US equity universe. It includes those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an index.

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BOSTON PARTNERS INVESTMENT FUNDS

DEFINITIONS (unaudited) (concluded)

Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price/book ratios and lower forecasted growth values. The Russell 1000® Value Index refers to a composite of large and mid-cap companies located in the United States that also exhibit a value probability.

Russell 2000® Growth Index is an unmanaged index that measures the performance of Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index and is considered representative of small-cap stocks.

Russell 2000® Value Index is an unmanaged index that measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

Russell 3000® Growth Index is a market capitalization weighted index based on the Russell 3000® Index. It includes companies that display signs of above average growth.

Russell 3000® Value Index is an unmanaged index that measures the performance of the broad value segment of the U.S. equity value universe. It includes those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500® Index is a market-capitalization-weighted index of 500 U.S. stocks chosen for market size, liquidity and industry grouping, among other factors. The S&P 500® Index is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe. The S&P 500® Index was first introduced on January 1, 1923, though expanded to 500 stocks on March 4, 1957.

S&P B+ or better and S&P B- or worse: S&P Global is a credit rating agency that issues credit ratings for the debt of public and private companies, rating borrowers on a scale from AAA (best) to D (worst).

VIX Index is a market estimate of expected stock market volatility over the next 30-days, derived from a series of price inputs on option contracts linked to the S&P 500 index.

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BOSTON PARTNERS INVESTMENT FUNDS

FUND EXPENSE EXAMPLES

AUGUST 31, 2021 (unaudited)

As a shareholder of the Fund(s), you incur two types of costs: (1) transaction costs, if any, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund(s) and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2021 through August 31, 2021, and held for the entire period.

ACTUAL EXPENSES

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLES FOR COMPARISON PURPOSES

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund(s) and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, if any. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE MARCH 1, 2021	ENDING ACCOUNT VALUE AUGUST 31, 2021	EXPENSES PAID DURING PERIOD*	ANNUALIZED EXPENSE RATIO		ACTUAL SIX-MONTH TOTAL INVESTMENT RETURN FOR THE FUND

Boston Partners Small Cap Value Fund II
Institutional
Actual	$1,000.00	$1,126.40	$5.31	0.99%		12.64%
Hypothetical (5% return before expenses)	1,000.00	1,020.21	5.04	0.99%		N/A
Investor
Actual	$1,000.00	$1,125.30	$6.64	1.24%		12.53%
Hypothetical (5% return before expenses)	1,000.00	1,018.95	6.31	1.24%		N/A
Boston Partners Long/Short Equity Fund
Institutional
Actual	$1,000.00	$1,182.20	$17.55	3.19	%(1)	18.22%
Hypothetical (5% return before expenses)	1,000.00	1,009.12	16.15	3.19	%(1)	N/A
Investor
Actual	$1,000.00	$1,180.70	$18.91	3.44	%(1)	18.07%
Hypothetical (5% return before expenses)	1,000.00	1,007.86	17.41	3.44	%(1)	N/A
Boston Partners Long/Short Research Fund
Institutional
Actual	$1,000.00	$1,135.00	$12.16	2.26	%(1)	13.50%
Hypothetical (5% return before expenses)	1,000.00	1,013.81	11.47	2.26	%(1)	N/A
Investor
Actual	$1,000.00	$1,134.20	$13.50	2.51	%(1)	13.42%
Hypothetical (5% return before expenses)	1,000.00	1,012.55	12.73	2.51	%(1)	N/A
Boston Partners All-Cap Value Fund
Institutional
Actual	$1,000.00	$1,142.00	$4.32	0.80%		14.20%
Hypothetical (5% return before expenses)	1,000.00	1,021.17	4.08	0.80%		N/A
Investor
Actual	$1,000.00	$1,140.70	$5.67	1.05%		14.07%
Hypothetical (5% return before expenses)	1,000.00	1,019.91	5.35	1.05%		N/A

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BOSTON PARTNERS INVESTMENT FUNDS

FUND EXPENSE EXAMPLES (concluded)

AUGUST 31, 2021 (unaudited)

	BEGINNING ACCOUNT VALUE MARCH 1, 2021	ENDING ACCOUNT VALUE AUGUST 31, 2021	EXPENSES PAID DURING PERIOD*	ANNUALIZED EXPENSE RATIO		ACTUAL SIX-MONTH TOTAL INVESTMENT RETURN FOR THE FUND

WPG Partners Small/Micro Cap Value Fund
Institutional
Actual	$1,000.00	$1,114.80	$5.86	1.10%		11.48%
Hypothetical (5% return before expenses)	1,000.00	1,019.66	5.60	1.10%		N/A
Boston Partners Global Equity Fund
Institutional
Actual	$1,000.00	$1,116.90	$5.07	0.95%		11.69%
Hypothetical (5% return before expenses)	1,000.00	1,020.42	4.84	0.95%		N/A
Boston Partners Global Long/Short Fund
Institutional
Actual	$1,000.00	$1,086.50	$12.88	2.45	%(1)	8.65%
Hypothetical (5% return before expenses)	1,000.00	1,012.85	12.43	2.45	%(1)	N/A
Investor
Actual	$1,000.00	$1,084.90	$14.19	2.70	%(1)	8.49%
Hypothetical (5% return before expenses)	1,000.00	1,011.59	13.69	2.70	%(1)	N/A
Boston Partners Emerging Markets Dynamic Equity Fund
Institutional
Actual	$1,000.00	$973.60	$9.30	1.87	%(1)	–2.64%
Hypothetical (5% return before expenses)	1,000.00	1,015.78	9.50	1.87	%(1)	N/A
Boston Partners Emerging Markets Fund
Institutional
Actual	$1,000.00	$972.70	$4.97	1.00%		–2.73%
Hypothetical (5% return before expenses)	1,000.00	1,020.16	5.09	1.00%		N/A
Boston Partners Global Equity Advantage Fund
Institutional
Actual	$1,000.00	$1,065.60	$5.47	1.05%		6.64%
Hypothetical (5% return before expenses)	1,000.00	1,019.91	5.35	1.05%		N/A

*	Expenses are equal to each Fund’s annualized six-month expense ratios in the table above, which include waived fees or reimbursed expenses, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period.
(1)	These amounts include dividends paid on securities which the Funds have sold short (“Short-sale dividends”) and related interest expense. The amount of short-sale dividends and related interest expense was 0.68% of average net assets for the six-month period ended August 31, 2021 for both the Institutional Class and Investor Class of the Boston Partners Long/Short Equity Fund, 0.86% of average net assets for the Institutional Class and Investor Class of the Boston Partners Long/Short Research Fund, 0.64% of average net assets for the Institutional Class and Investor Class of the Boston Partners Global Long/Short Fund and 0.22% of average net assets for the Institutional Class of the Boston Partners Emerging Markets Dynamic Equity Fund.

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BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2021

Portfolio Holdings Summary Tables

BOSTON PARTNERS

SMALL CAP VALUE FUND II

SECURITY TYPE/SECTOR CLASSIFICATION	% OF NET ASSETS	VALUE
COMMON STOCK
Financials	28.4%	$250,602,651
Industrials	17.3	152,423,108
Information Technology	12.4	109,082,630
Consumer Discretionary	11.1	97,908,395
Energy	7.1	62,203,655
Health Care	6.4	56,072,726
Materials	6.0	53,265,566
Consumer Staples	3.4	29,596,233
Communication Services	2.6	23,408,355
Real Estate	2.0	17,377,663
Utilities	0.3	2,913,351
RIGHTS	0.0	—
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL	15.8	138,807,820
SHORT-TERM INVESTMENTS	2.9	25,267,439
LIABILITIES IN EXCESS OF OTHER ASSETS	(15.7)	(138,205,617)
NET ASSETS	100.0%	$880,723,975

Portfolio holdings are subject to change at any time.

BOSTON PARTNERS

LONG/SHORT EQUITY FUND

SECURITY TYPE/SECTOR CLASSIFICATION	% OF NET ASSETS	VALUE
LONG POSITIONS:
COMMON STOCK
Information Technology	18.8%	$11,479,806
Health Care	17.7	10,797,912
Financials	16.3	9,985,375
Consumer Discretionary	15.9	9,738,990
Industrials	12.8	7,845,111
Energy	6.3	3,857,242
Communication Services	4.5	2,725,001
Real Estate	3.9	2,391,159
Materials	2.9	1,751,808
Consumer Staples	1.0	608,332
SHORT-TERM INVESTMENTS	0.9	530,224
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL	11.6	7,088,767

SHORT POSITIONS:
COMMON STOCK
Information Technology	(4.5)	(2,770,836)
Consumer Discretionary	(2.9)	(1,783,649)
Consumer Staples	(1.9)	(1,178,751)
Industrials	(1.5)	(934,186)
Communication Services	(1.1)	(649,522)
Health Care	(0.7)	(415,821)
Energy	(0.5)	(270,064)
Financials	(0.3)	(192,325)
Materials	(0.3)	(189,426)
Utilities	(0.2)	(138,392)

BOSTON PARTNERS

LONG/SHORT EQUITY FUND (continued)

SECURITY TYPE/SECTOR CLASSIFICATION	% OF NET ASSETS	VALUE
EXCHANGE TRADED FUNDS	(0.8)	$(465,689)
OPTIONS WRITTEN	(0.2)	(102,230)
OTHER ASSETS IN EXCESS OF LIABILITIES	2.3	1,413,889
NET ASSETS	100.0%	$61,122,725

Portfolio holdings are subject to change at any time.

BOSTON PARTNERS
LONG/SHORT RESEARCH FUND
SECURITY TYPE/SECTOR CLASSIFICATION	% OF NET ASSETS	VALUE
LONG POSITIONS:
COMMON STOCK
Financials	15.8%	$129,656,346
Information Technology	13.7	111,903,940
Industrials	13.5	110,632,431
Health Care	12.5	102,047,756
Energy	11.4	92,929,892
Consumer Discretionary	10.9	88,855,429
Communication Services	10.0	82,259,712
Materials	4.8	38,999,626
Consumer Staples	4.7	38,547,335
Real Estate	0.5	4,239,198
Utilities	0.1	1,172,782
WARRANTS	0.0	30,594
SHORT-TERM INVESTMENTS	0.4	3,629,974

SHORT POSITIONS:
COMMON STOCK
Consumer Discretionary	(4.6)	(37,664,985)
Industrials	(3.3)	(26,619,734)
Consumer Staples	(2.5)	(20,772,092)
Financials	(2.5)	(20,115,943)
Materials	(2.2)	(17,765,592)
Health Care	(1.6)	(13,194,073)
Information Technology	(0.8)	(6,528,351)
Energy	(0.5)	(4,305,055)
Communication Services	(0.5)	(4,300,805)
Real Estate	(0.0)	(333,724)
OTHER ASSETS IN EXCESS OF LIABILITIES	20.2	165,480,537
NET ASSETS	100.0%	$818,785,198

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

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BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2021

Portfolio Holdings Summary Tables (continued)

BOSTON PARTNERS
ALL-CAP VALUE FUND
SECURITY TYPE/SECTOR CLASSIFICATION	% OF NET ASSETS	VALUE
COMMON STOCK
Financials	24.2%	$467,066,418
Health Care	22.9	443,292,741
Industrials	15.6	301,684,990
Information Technology	11.2	215,676,435
Consumer Discretionary	10.0	193,069,525
Energy	5.5	106,777,043
Communication Services	4.3	82,653,662
Materials	3.6	70,286,333
Consumer Staples	1.7	33,431,904
RIGHTS	0.0	—
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL	6.3	121,525,521
SHORT-TERM INVESTMENTS	0.8	15,670,704
LIABILITIES IN EXCESS OF OTHER ASSETS	(6.1)	(118,130,919)
NET ASSETS	100.0%	$1,933,004,357

Portfolio holdings are subject to change at any time.

WPG PARTNERS
SMALL/MICRO CAP VALUE FUND
SECURITY TYPE/SECTOR CLASSIFICATION	% OF NET ASSETS	VALUE
COMMON STOCK
Financials	24.6%	$6,786,669
Industrials	20.9	5,772,236
Materials	13.9	3,836,893
Energy	10.3	2,845,177
Consumer Discretionary	8.4	2,310,612
Real Estate	7.1	1,958,851
Information Technology	5.6	1,554,829
Health Care	3.7	1,021,575
Utilities	2.6	716,794
Consumer Staples	1.7	470,128
WARRANTS	0.0	14
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL	27.3	7,534,351
SHORT-TERM INVESTMENTS	1.3	349,083
LIABILITIES IN EXCESS OF OTHER ASSETS	(27.4)	(7,555,063)
NET ASSETS	100.0%	$27,602,149

Portfolio holdings are subject to change at any time.
BOSTON PARTNERS
GLOBAL EQUITY FUND
SECURITY TYPE/SECTOR CLASSIFICATION	% OF NET ASSETS	VALUE
COMMON STOCK
Industrials	23.3%	$42,688,163
Financials	17.4	31,922,593
Consumer Discretionary	13.8	25,213,484
Information Technology	10.6	19,368,767
Health Care	10.2	18,782,062
Materials	9.6	17,581,648
Energy	5.5	10,077,231
Communication Services	4.5	8,231,794
Consumer Staples	1.5	2,761,649
Real Estate	0.6	1,180,594
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL	3.4	6,303,542
PREFERRED STOCKS	1.1	2,075,096
SHORT-TERM INVESTMENTS	1.4	2,579,174
LIABILITIES IN EXCESS OF OTHER ASSETS	(2.9)	(5,332,409)
NET ASSETS	100.0%	$183,433,388

Portfolio holdings are subject to change at any time.

BOSTON PARTNERS
GLOBAL LONG/SHORT FUND
SECURITY TYPE/SECTOR CLASSIFICATION	% OF NET ASSETS	VALUE
LONG POSITIONS:
COMMON STOCK
Industrials	18.7%	$20,145,885
Financials	13.9	14,987,313
Consumer Discretionary	12.3	13,255,612
Information Technology	11.6	12,425,923
Materials	10.7	11,517,962
Health Care	10.4	11,241,204
Communication Services	6.5	6,974,715
Energy	4.5	4,856,203
Consumer Staples	2.7	2,919,408
Utilities	1.4	1,552,697
Real Estate	0.8	836,560
PREFERRED STOCKS	1.6	1,678,538
SHORT-TERM INVESTMENTS	5.2	5,569,793

SHORT POSITIONS:
COMMON STOCK
Consumer Discretionary	(9.3)	(10,002,946)
Industrials	(7.4)	(7,946,293)
Information Technology	(5.8)	(6,309,176)
Financials	(4.5)	(4,848,478)
Materials	(3.1)	(3,313,487)
Consumer Staples	(2.7)	(2,883,464)
Health Care	(1.8)	(1,976,826)
Communication Services	(1.3)	(1,394,243)
Energy	(0.5)	(569,169)
Real Estate	(0.5)	(513,045)
OPTIONS WRITTEN	(0.7)	(690,564)
OTHER ASSETS IN EXCESS OF LIABILITIES	37.3	40,136,937
NET ASSETS	100.0%	$107,651,059

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

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BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2021

Portfolio Holdings Summary Tables (concluded)

BOSTON PARTNERS
EMERGING MARKETS DYNAMIC EQUITY FUND
SECURITY TYPE/SECTOR CLASSIFICATION	% OF NET ASSETS	VALUE
LONG POSITIONS:
COMMON STOCK
Information Technology	13.6%	$8,376,669
Consumer Discretionary	11.8	7,218,195
Financials	6.8	4,189,080
Consumer Staples	5.5	3,357,278
Real Estate	4.6	2,823,804
Communication Services	4.5	2,745,255
Materials	3.7	2,289,879
Energy	2.7	1,674,953
Health Care	2.2	1,342,186
PREFERRED STOCKS	5.0	3,060,158
RIGHTS	0.0	—
SHORT-TERM INVESTMENTS	24.4	14,998,445

SHORT POSITIONS:
COMMON STOCK
Materials	(0.7)	(435,915)
OTHER ASSETS IN EXCESS OF LIABILITIES	15.9	9,789,634
NET ASSETS	100.0%	$61,429,621

Portfolio holdings are subject to change at any time.

BOSTON PARTNERS
EMERGING MARKETS FUND
SECURITY TYPE/SECTOR CLASSIFICATION	% OF NET ASSETS	VALUE
COMMON STOCK
Information Technology	22.9%	$5,440,122
Consumer Discretionary	18.0	4,275,407
Financials	12.1	2,876,280
Consumer Staples	7.2	1,713,906
Communication Services	6.2	1,471,639
Materials	4.7	1,115,259
Real Estate	4.3	1,006,189
Energy	3.9	908,125
Health Care	3.0	715,990
Industrials	0.9	206,906
PREFERRED STOCKS	4.8	1,138,683
RIGHTS	0.0	—
SHORT-TERM INVESTMENTS	10.3	2,453,785
OTHER ASSETS IN EXCESS OF LIABILITIES	1.7	406,676
NET ASSETS	100.0%	$23,728,967

Portfolio holdings are subject to change at any time.
BOSTON PARTNERS
GLOBAL EQUITY ADVANTAGE FUND
SECURITY TYPE/SECTOR CLASSIFICATION	% OF NET ASSETS	VALUE
COMMON STOCK
Industrials	19.5%	$8,240,892
Financials	14.6	6,162,796
Consumer Discretionary	11.5	4,865,144
Information Technology	8.9	3,741,305
Health Care	8.6	3,624,977
Materials	8.1	3,391,799
Energy	4.6	1,946,840
Communication Services	3.8	1,593,838
Consumer Staples	1.3	537,671
Real Estate	0.5	228,122
PREFERRED STOCKS	0.9	401,185
INVESTMENT COMPANY	17.0	7,168,241
SHORT-TERM INVESTMENTS	0.5	204,175
OTHER ASSETS IN EXCESS OF LIABILITIES	0.2	92,481
NET ASSETS	100.0%	$42,199,466

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

40  |  Annual Report 2021

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2021
BOSTON PARTNERS SMALL CAP VALUE FUND II	PORTFOLIO OF INVESTMENTS

	NUMBER OF SHARES	VALUE
COMMON STOCKS—97.0%
Communication Services—2.6%
Gray Television, Inc.(a)	100,098	$2,276,229
Nexstar Media Group, Inc., Class A(a)	47,246	7,075,088
TEGNA, Inc.	412,281	7,305,619
Yelp, Inc.*(a)	175,316	6,751,419
		23,408,355
Consumer Discretionary—11.1%
Beazer Homes USA, Inc.*	116,824	2,185,777
Callaway Golf Co.*(a)	309,851	8,694,419
Carriage Services, Inc.(a)	93,138	4,305,770
Carter’s, Inc.(a)	9,933	1,016,940
Foot Locker, Inc.	141,295	8,010,013
Frontdoor, Inc.*	129,385	5,643,774
Hanesbrands, Inc.(a)	295,857	5,526,609
Harley-Davidson, Inc.(a)	157,206	6,214,353
International Game Technology PLC*	146,885	3,156,559
LCI Industries	59,887	8,483,592
Meritage Homes Corp.*	45,192	5,040,716
Sally Beauty Holdings, Inc.*(a)	266,179	4,948,268
Skechers U.S.A., Inc., Class A*(a)	94,027	4,741,782
Standard Motor Products, Inc.	39,037	1,674,297
Steven Madden Ltd.	148,584	6,013,194
Stride, Inc.*	305,511	10,460,697
Tempur Sealy International, Inc.	106,353	4,753,979
Toll Brothers, Inc.	47,368	3,034,394
Travel + Leisure Co.	41,041	2,247,405
TravelCenters of America, Inc.*	41,836	1,755,857
		97,908,395
Consumer Staples—3.4%
Energizer Holdings, Inc.(a)	186,972	7,355,478
Fresh Del Monte Produce, Inc.	186,553	6,133,863
Nomad Foods Ltd.*(a)	324,110	8,553,263
Spectrum Brands Holdings, Inc.	57,492	4,487,826
Universal Corp.(a)	60,589	3,065,803
		29,596,233
Energy—7.1%
Cactus, Inc., Class A	101,502	3,807,340
ChampionX Corp.*	440,850	10,285,030
Delek US Holdings, Inc.*	206,104	3,526,439
Enerplus Corp.(a)	525,956	3,113,660
Helmerich & Payne, Inc.	168,927	4,547,515
HollyFrontier Corp.	220,977	7,144,186
Kosmos Energy Ltd.*(a)	1,582,947	3,735,755
National Energy Services Reunited Corp.*(a)	186,396	2,115,595
NexTier Oilfield Solutions, Inc.*(a)	393,889	1,418,000
PDC Energy, Inc.(a)	85,550	3,571,713
ProPetro Holding Corp.*	331,588	2,566,491
Viper Energy Partners LP	280,030	5,186,156
Whiting Petroleum Corp.*	53,288	2,501,872
World Fuel Services Corp.(a)	268,353	8,683,903
		62,203,655
Financials—28.4%
AllianceBernstein Holding LP	76,311	3,996,407
Ameris Bancorp(a)	48,417	2,384,053
AMERISAFE, Inc.	43,746	2,517,582
Ares Commercial Real Estate Corp.	114,090	1,800,340
Artisan Partners Asset Management, Inc., Class A	121,594	6,318,024
	NUMBER OF SHARES	VALUE
Financials—(continued)
Assured Guaranty Ltd.	239,563	$11,944,611
Axis Capital Holdings Ltd.	220,840	11,300,383
BankUnited, Inc.(a)	155,242	6,524,821
Blackstone Mortgage Trust, Inc., Class A(a)	198,006	6,496,577
Diamond Hill Investment Group, Inc.	15,838	2,898,829
Employers Holdings, Inc.(a)	70,112	2,886,511
Essent Group Ltd.	110,704	5,211,944
Evercore, Inc., Class A	71,841	10,031,877
Federal Agricultural Mortgage Corp., Class C(a)	53,367	5,224,629
First American Financial Corp.	97,534	6,879,073
First Hawaiian, Inc.	303,510	8,470,964
First Internet Bancorp	65,897	1,958,459
First Merchants Corp.	87,211	3,588,733
First Mid Bancshares, Inc.(a)	64,058	2,619,972
Flushing Financial Corp.	63,724	1,461,191
Greenhill & Co., Inc.(a)	154,008	2,270,078
Hanover Insurance Group, Inc., (The)	52,137	7,367,480
Heritage Financial Corp.	82,021	2,087,435
Heritage Insurance Holdings, Inc.	93,613	655,291
Hope Bancorp, Inc.	131,218	1,809,496
Investors Bancorp, Inc.	292,304	4,182,870
James River Group Holdings Ltd.	98,769	3,633,712
Luther Burbank Corp.	204,973	2,658,500
Merchants Bancorp	90,061	3,302,537
Midland States Bancorp, Inc.(a)	98,528	2,492,758
Mr Cooper Group, Inc.*(a)	121,739	4,733,212
Navient Corp.(a)	547,820	12,714,902
Nelnet, Inc., Class A(a)	34,996	2,830,477
NMI Holdings, Inc., Class A*	123,006	2,776,245
PacWest Bancorp	133,278	5,670,979
PennyMac Financial Services, Inc.(a)	105,775	7,039,326
Perella Weinberg Partners(a)	270,150	3,773,996
PRA Group, Inc.*(a)	87,692	3,683,064
Preferred Bank	41,458	2,648,752
Primis Financial Corp.*	168,448	2,525,036
ProAssurance Corp.	192,039	4,896,995
RBB Bancorp(a)	128,498	3,307,539
Silvercrest Asset Management Group, Inc., Class A	361,897	5,877,207
SLM Corp.(a)	737,327	13,824,881
South State Corp.(a)	39,006	2,675,032
Starwood Property Trust, Inc.(a)	169,449	4,371,784
State Auto Financial Corp.	53,313	2,696,572
Synovus Financial Corp.	49,972	2,153,793
Umpqua Holdings Corp.	183,605	3,574,789
Valley National Bancorp	468,825	6,113,478
Velocity Financial, Inc.*	279,044	3,591,296
Walker & Dunlop, Inc.	65,076	7,226,690
White Mountains Insurance Group Ltd.	4,116	4,613,254
Wintrust Financial Corp.	30,842	2,308,215
		250,602,651
Health Care—6.4%
Change Healthcare, Inc.*	495,053	10,807,007
Envista Holdings Corp.*(a)	268,815	11,502,594
Haemonetics Corp.*	44,512	2,793,128
Hanger, Inc.*	72,332	1,727,288
LHC Group, Inc.*(a)	26,464	4,942,417

The accompanying notes are an integral part of the financial statements.

Annual Report 2021  |  41

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2021
BOSTON PARTNERS SMALL CAP VALUE FUND II	Portfolio Of Investments (continued)

Health Care—(continued)
Ortho Clinical Diagnostics Holdings PLC*	434,057	$8,872,125
PetIQ, Inc.*	122,549	3,180,146
R1 RCM, Inc.*	125,622	2,477,266
Syneos Health, Inc.*	105,311	9,770,755
		56,072,726
Industrials—17.3%
ABM Industries, Inc.	245,771	12,170,580
ACCO Brands Corp.	336,971	3,157,418
Allison Transmission Holdings, Inc.	99,962	3,696,595
Altra Industrial Motion Corp.	42,625	2,496,120
ASGN, Inc.*	101,491	11,386,275
Brink’s Co., (The)(a)	52,815	4,128,020
CBIZ, Inc.*	127,358	4,344,181
CRA International, Inc.(a)	88,328	8,213,621
Curtiss-Wright Corp.	67,081	8,169,124
EMCOR Group, Inc.	23,281	2,828,641
EnerSys	32,189	2,722,867
Ennis, Inc.(a)	50,786	985,756
FTI Consulting, Inc.*(a)	37,582	5,250,581
GrafTech International Ltd.(a)	296,366	3,280,772
Harsco Corp.*	241,358	4,402,370
Heidrick & Struggles International, Inc.	49,807	2,152,659
Hillenbrand, Inc.	75,137	3,487,860
Hub Group, Inc., Class A*	39,305	2,759,211
ICF International, Inc.	66,170	6,197,482
KAR Auction Services, Inc.*(a)	631,716	10,682,318
Korn/Ferry International	35,849	2,534,166
L B Foster Co., Class A*	156,872	2,674,668
Landstar System, Inc.(a)	12,099	2,032,995
Masonite International Corp.*	32,676	3,910,664
NN, Inc.*(a)	241,602	1,314,315
Science Applications International Corp.	94,146	7,929,918
Terex Corp.	51,740	2,641,327
Vectrus, Inc.*	54,401	2,736,914
Wabash National Corp.	175,160	2,721,986
Werner Enterprises, Inc.(a)	53,666	2,530,889
WESCO International, Inc.*	161,364	18,882,815
		152,423,108
Information Technology—12.4%
Avnet, Inc.	109,763	4,441,011
Bel Fuse, Inc., Class B	136,970	1,934,016
Belden, Inc.	124,332	7,118,007
CommScope Holding Co., Inc.*	279,696	4,419,197
Concentrix Corp.*	93,583	16,226,356
Diebold Nixdorf, Inc.*(a)	182,261	1,983,000
EVERTEC, Inc.	137,686	6,367,977
IBEX Holdings Ltd.*	129,382	2,326,288
Insight Enterprises, Inc.*(a)	76,665	7,888,062
InterDigital, Inc.	104,381	7,526,914
MAXIMUS, Inc.	46,393	4,040,366
NCR Corp.*(a)	212,537	9,028,572
Rackspace Technology, Inc.*(a)	111,660	1,559,890
SMART Global Holdings, Inc.*(a)	113,373	5,494,056
SYNNEX Corp.	93,582	11,891,465
TTEC Holdings, Inc.	61,151	6,448,984
Ultra Clean Holdings, Inc.*	72,494	3,352,123
Unisys Corp.*	290,638	7,036,346
		109,082,630
Materials—6.0%
Ecovyst, Inc.	144,349	$1,877,981
Graphic Packaging Holding Co.	960,600	19,711,512
Huntsman Corp.	92,180	2,436,318
Ingevity Corp.*	63,034	5,067,303
Minerals Technologies, Inc.	28,925	2,274,662
Orion Engineered Carbons SA*	146,314	2,585,368
Schweitzer-Mauduit International, Inc.	142,125	5,439,124
Valvoline, Inc.	459,990	13,873,298
		53,265,566
Real Estate—2.0%
Cousins Properties, Inc.(a)	229,996	8,868,646
Realogy Holdings Corp.*(a)	312,080	5,477,004
Spirit Realty Capital, Inc.	58,567	3,032,013
		17,377,663
Utilities—0.3%
Pure Cycle Corp.*(a)	194,873	2,913,351
TOTAL COMMON STOCKS (Cost $562,840,781)		854,854,333
RIGHTS—0.0%
Consumer Discretionary—0.0%
Evercel, Inc., CVR*‡	284,149	0
TOTAL RIGHTS (Cost $0)		0
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL—15.8%
Mount Vernon Liquid Assets Portfolio, LLC, 0.09%(b)	138,807,820	138,807,820
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL (Cost $138,807,820)		138,807,820
SHORT-TERM INVESTMENTS—2.9%
U.S. Bank Money Market Deposit Account, 0.01%(b)	25,267,439	25,267,439
TOTAL SHORT-TERM INVESTMENTS (Cost $25,267,439)		25,267,439
TOTAL INVESTMENTS—115.7% (Cost $726,916,040)		1,018,929,592
LIABILITIES IN EXCESS OF OTHER ASSETS—(15.7)%		(138,205,617)
NET ASSETS—100.0%		$880,723,975

PLC	—	Public Limited Company
LP	—	Limited Partnership
CVR	—	Contingent Value Right
*	—	Non-income producing.
(a)	—	All or a portion of the security is on loan. At August 31, 2021, the market value of securities on loan was $135,611,398.
(b)	—	The rate shown is as of August 31, 2021.
‡	—	Security has been valued at fair market value using significant unobservable inputs as determined in good faith by or under the direction of The RBB Fund, Inc.’s Board of Directors. As of August 31, 2021, these securities amounted to $0 or 0.0% of net assets.

Industry classifications may be different than those used for compliance monitoring purposes.

The accompanying notes are an integral part of the financial statements.

42  |  Annual Report 2021

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2021
BOSTON PARTNERS SMALL CAP VALUE FUND II	Portfolio Of Investments (concluded)

A summary of the inputs used to value the Fund’s investments carried at fair value as of August 31, 2021 is as follows (see Notes to Portfolio of Investments):

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3		INVESTMENTS MEASURED AT NET ASSET VALUE*
Common Stock
Communication Services	$23,408,355	$23,408,355	$—	$—		$—
Consumer Discretionary	97,908,395	97,908,395	—	—		—
Consumer Staples	29,596,233	29,596,233	—	—		—
Energy	62,203,655	62,203,655	—	—		—
Financials	250,602,651	250,602,651	—	—		—
Health Care	56,072,726	56,072,726	—	—		—
Industrials	152,423,108	152,423,108	—	—		—
Information Technology	109,082,630	109,082,630	—	—		—
Materials	53,265,566	53,265,566	—	—		—
Real Estate	17,377,663	17,377,663	—	—		—
Utilities	2,913,351	2,913,351	—	—		—
Rights	—	—	—	—	**	—
Investments Purchased with Proceeds from Securities Lending Collateral	138,807,820	—	—	—		138,807,820
Short-Term Investments	25,267,439	25,267,439	—	—		—
Total Assets	$1,018,929,592	$880,121,772	$—	$—		$138,807,820

*	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy included to reconcile to the amounts presented in the Portfolio of Investments.
**	Value equals zero as of the end of the reporting period.

The accompanying notes are an integral part of the financial statements.

Annual Report 2021  |  43

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2021
BOSTON PARTNERS LONG/SHORT EQUITY FUND	Portfolio Of Investments

	NUMBER OF SHARES	VALUE
LONG POSITIONS—112.6%
COMMON STOCKS—100.1%
Communication Services—4.5%
Baidu, Inc. - SP ADR*	1,278	$200,671
Cinemark Holdings, Inc.*	17,672	315,092
Entravision Communications Corp., Class A†	107,570	749,763
Facebook, Inc., Class A*†	3,847	1,459,475
		2,725,001
Consumer Discretionary—15.9%
1-800-Flowers.com, Inc., Class A*(a)	7,630	242,329
Alibaba Group Holding Ltd. - SP ADR*†	4,020	671,300
Arcos Dorados Holdings, Inc., Class A	44,679	243,946
AutoZone, Inc.*(a)	269	416,721
Bath & Body Works, Inc.*	4,452	300,421
Caleres, Inc.†	11,559	284,236
Carriage Services, Inc.(a)†	10,749	496,926
Carter’s, Inc.(a)	3,040	311,235
eBay, Inc.(a)†	7,548	579,234
Hanesbrands, Inc.(a)†	29,475	550,593
Hooker Furniture Corp.	9,151	285,145
JD.com, Inc. - ADR*	4,190	329,166
Kindred Group PLC	23,973	443,174
Las Vegas Sands Corp.*(a)	9,014	402,115
LKQ Corp.*†	11,347	597,873
Mohawk Industries, Inc.*(a)†	2,654	524,855
Perdoceo Education Corp.*(a)	33,815	371,289
Skechers U.S.A., Inc., Class A*†	6,634	334,553
Stellantis NV(a)	17,083	342,002
Stride, Inc.*†	46,379	1,588,017
Tenneco, Inc., Class A*	14,344	223,766
Vipshop Holdings Ltd. - ADR*	13,529	200,094
		9,738,990
Consumer Staples—1.0%
Coca-Cola European Partners PLC	5,223	301,576
Herbalife Nutrition Ltd.*(a)	5,975	306,756
		608,332
Energy—6.3%
Canadian Natural Resources Ltd.†	32,806	1,084,894
Devon Energy Corp.(a)	15,899	469,816
Marathon Petroleum Corp.†	13,831	819,763
Phillips 66†	6,707	476,801
Schlumberger Ltd.	16,907	474,072
Teekay LNG Partners LP	13,493	187,553
World Fuel Services Corp.(a)	10,641	344,343
		3,857,242
Financials—16.3%
Aflac, Inc.(a)	4,609	261,238
American International Group, Inc.†	7,096	387,158
Arthur J Gallagher & Co.	1,826	262,250
Bank of America Corp.†	17,259	720,563
Bank OZK†	12,129	514,634
BGC Partners, Inc., Class A†	121,992	628,259
Charles Schwab Corp., (The)#	4,281	311,871
Citigroup, Inc.†	11,899	855,657
Diamond Hill Investment Group, Inc.	2,053	375,761
Enova International, Inc.*	9,277	305,955
Evercore, Inc., Class A	3,072	428,974
Granite Point Mortgage Trust, Inc.†	19,637	270,205
Heritage Insurance Holdings, Inc.†	76,551	535,857
	NUMBER OF SHARES	VALUE
Financials—(continued)
Jefferies Financial Group, Inc.†	22,651	$837,181
KB Financial Group, Inc. - ADR(a)	11,197	509,575
Morgan Stanley†	6,380	666,263
Stifel Financial Corp.(a)†	14,093	973,826
SVB Financial Group*	603	337,379
Universal Insurance Holdings, Inc.†	20,214	287,847
Western Alliance Bancorp†	5,278	514,922
		9,985,375
Health Care—17.7%
Amgen, Inc.†	3,413	769,734
Anthem, Inc.†	2,396	898,812
Bausch Health Cos., Inc.*†	23,161	674,680
Centene Corp.*	6,627	417,368
Cigna Corp.†	3,700	783,105
CVS Health Corp.†	11,516	994,867
Hanger, Inc.*†	16,825	401,781
Harrow Health, Inc.*†	42,181	447,119
HCA Healthcare, Inc.†	3,576	904,656
Henry Schein, Inc.*	6,220	470,170
Jazz Pharmaceuticals PLC*	2,031	267,503
Johnson & Johnson†	4,335	750,519
Medtronic PLC†	4,209	561,817
Novartis AG - SP ADR†	9,672	893,596
Syneos Health, Inc.*	3,552	329,555
UnitedHealth Group, Inc.†	1,424	592,768
Universal Health Services, Inc., Class B†	4,108	639,862
		10,797,912
Industrials—12.8%
Acuity Brands, Inc.(a)	1,689	311,671
AerCap Holdings NV*†	4,823	260,104
ASGN, Inc.*	2,996	336,121
Barrett Business Services, Inc.†	6,287	487,242
Builders FirstSource, Inc.*†	11,067	589,760
CACI International, Inc., Class A*	1,575	405,625
China Yuchai International Ltd.	24,688	351,804
Forward Air Corp.	2,903	255,958
Gibraltar Industries, Inc.*	3,483	260,041
Graham Corp.†	16,094	193,128
Heidrick & Struggles International, Inc.†	6,198	267,878
Insperity, Inc.	4,407	486,268
JetBlue Airways Corp.*†	25,784	390,112
KBR, Inc.†	6,916	269,309
Kelly Services, Inc., Class A*†	15,758	306,336
L B Foster Co., Class A*	8,898	151,711
Lockheed Martin Corp.	1,221	439,316
Primoris Services Corp.	11,723	301,281
Quanta Services, Inc.†	6,319	645,170
UFP Industries, Inc.(a)	5,859	439,894
Vectrus, Inc.*	7,782	391,512
ZIM Integrated Shipping Services Ltd.	6,312	304,870
		7,845,111
Information Technology—18.8%
Akamai Technologies, Inc.*†	2,093	237,032
Applied Materials, Inc.#	2,990	404,039
Arrow Electronics, Inc.*	2,629	318,687
Box, Inc., Class A*	12,084	311,525
Capgemini SE - ADR†	6,487	291,396
Cass Information Systems, Inc.	7,347	331,203

The accompanying notes are an integral part of the financial statements.

44  |  Annual Report 2021

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2021
BOSTON PARTNERS LONG/SHORT EQUITY FUND	Portfolio Of Investments (continued)

Information Technology—(continued)
Check Point Software Technologies Ltd.*	3,522	$442,469
Cisco Systems, Inc.	6,469	381,800
Cognizant Technology Solutions Corp., Class A†	7,403	564,923
Concentrix Corp.*†	4,321	749,219
Dolby Laboratories, Inc., Class A†	2,732	270,769
EVERTEC, Inc.†	12,444	575,535
Fabrinet*(a)†	6,559	675,708
Fidelity National Information Services, Inc.(a)	1,810	231,264
FleetCor Technologies, Inc.*	911	239,848
Hackett Group Inc., (The)†	24,821	486,492
Hollysys Automation Technologies Ltd.	20,075	394,474
HP, Inc.†	8,442	251,065
InterDigital, Inc.	6,753	486,959
Open Text Corp.†	9,699	531,796
Oracle Corp.†	5,400	481,302
Perficient, Inc.*(a)†	5,375	640,807
Qorvo, Inc.*	1,899	357,069
Super Micro Computer, Inc.*†	9,754	356,411
SYNNEX Corp.†	4,321	549,069
Telefonaktiebolaget LM Ericsson - SP ADR†	37,557	443,924
Zebra Technologies Corp., Class A*†	809	475,021
		11,479,806
Materials—2.9%
Berry Global Group, Inc.*†	9,240	620,651
Dundee Precious Metals, Inc.	34,136	210,230
POSCO - SP ADR(a)	3,522	251,471
Rio Tinto PLC - SP ADR†	3,282	246,380
Ternium SA - SP ADR†	7,780	423,076
		1,751,808
Real Estate—3.9%
Jones Lang LaSalle, Inc.*	1,545	374,554
Medical Properties Trust, Inc.†	11,079	226,898
Newmark Group, Inc., Class A†	78,440	1,068,353
RE/MAX Holdings, Inc., Class A	11,832	396,254
Simon Property Group, Inc.(a)	2,418	325,100
		2,391,159
TOTAL COMMON STOCKS (Cost $35,249,095)		61,180,736
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL—11.6%
Mount Vernon Liquid Assets Portfolio, LLC, 0.09%(b)	7,088,767	7,088,767
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL (Cost $7,088,767)		7,088,767
SHORT-TERM INVESTMENTS—0.9%
U.S. Bank Money Market Deposit Account, 0.01%(b)	530,224	530,224
TOTAL SHORT-TERM INVESTMENTS (Cost $530,224)		530,224
TOTAL LONG POSITIONS—112.6% (Cost $42,868,086)		68,799,726
SECURITIES SOLD SHORT—(14.7%)
COMMON STOCKS—(13.9%)
Communication Services—(1.1%)
CTC Communications Group, Inc.*‡	(98,900)	0
Krispy Kreme, Inc.*	(16,866)	(281,831)
Skillz, Inc.*	(10,394)	(122,337)
Spotify Technology SA*	(1,047)	(245,354)
		(649,522)
Consumer Discretionary—(2.9%)
Arcimoto, Inc.*	(1,958)	(24,318)
Dave & Buster’s Entertainment, Inc.*	(6,146)	(229,983)
F45 Training Holdings, Inc.*	(18,687)	(253,396)
MarineMax, Inc.*	(2,898)	(140,901)
Peloton Interactive, Inc., Class A*	(2,257)	(226,129)
Planet Fitness, Inc., Class A*	(2,223)	(180,730)
Qsound Labs, Inc.*‡	(4,440)	0
RealReal, Inc., (The)*	(20,504)	(255,070)
Stitch Fix, Inc., Class A*	(1,993)	(83,527)
ThredUp, Inc., Class A*	(8,109)	(155,450)
Wayfair, Inc., Class A*	(834)	(234,145)
		(1,783,649)
Consumer Staples—(1.9%)
22nd Century Group, Inc.*	(33,602)	(119,959)
Amish Naturals, Inc.*‡	(25,959)	0
Beyond Meat, Inc.*	(534)	(63,888)
Celsius Holdings, Inc.*	(2,421)	(197,941)
Laird Superfood, Inc.*	(7,170)	(142,898)
National Beverage Corp.	(4,043)	(188,202)
SunOpta, Inc.*	(19,001)	(179,179)
Tattooed Chef, Inc.*	(13,542)	(286,684)
		(1,178,751)
Energy—(0.5%)
Beard Co.*	(9,710)	(5)
Green Plains, Inc.*	(7,694)	(270,059)
		(270,064)
Financials—(0.3%)
Lemonade, Inc.*	(2,546)	(192,325)
Health Care—(0.7%)
Berkeley Lights, Inc.*	(4,546)	(161,656)
Bionano Genomics, Inc.*	(12,849)	(74,910)
BodyTel Scientific, Inc.*‡	(4,840)	0
CareView Communications, Inc.*	(174,320)	(27,037)
Hims & Hers Health, Inc.*	(19,317)	(152,218)
		(415,821)
Industrials—(1.5%)
Applied Energetics, Inc.*	(32,541)	(53,693)
Blue Bird Corp.*	(9,337)	(202,146)
Capstone Green Energy Corp.*	(341)	(1,613)
Corporate Resource Services, Inc.*	(218,896)	(110)
DynaMotive Energy Systems Corp.*‡	(72,185)	(7)
Ener1, Inc.*‡	(102,820)	(10)
Ideanomics, Inc.*	(69,087)	(173,408)
Sunrun, Inc.*	(6,063)	(268,288)
Valence Technology, Inc.*‡	(27,585)	(3)
Virgin Galactic Holdings, Inc.*	(8,665)	(234,908)
		(934,186)

The accompanying notes are an integral part of the financial statements.

Annual Report 2021  |  45

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2021
BOSTON PARTNERS LONG/SHORT EQUITY FUND	Portfolio Of Investments (continued)

	NUMBER OF SHARES	VALUE
Information Technology—(4.5%)
Alteryx, Inc., Class A*	(2,315)	$(171,241)
Anaplan, Inc.*	(3,482)	(208,850)
ANTs software, Inc.*‡	(10,334)	(1)
Appian Corp.*	(200)	(21,440)
Consygen, Inc.*‡	(200)	0
Coupa Software, Inc.*	(1,511)	(369,908)
Fastly, Inc., Class A*	(3,932)	(171,435)
Guidewire Software, Inc.*	(2,292)	(271,510)
Inseego Corp.*	(1,509)	(12,676)
Interliant, Inc.*‡	(600)	0
MicroVision, Inc.*	(18,622)	(274,302)
Momentive Global, Inc.*	(13,198)	(258,813)
Nestor, Inc.*‡	(15,200)	(2)
PROS Holdings, Inc.*	(4,883)	(211,141)
Q2 Holdings, Inc.*	(2,909)	(256,254)
RingCentral, Inc., Class A*	(789)	(199,033)
Shopify, Inc., Class A*	(175)	(266,836)
Tiger Telematics, Inc.*‡	(6,510)	0
Uni-Pixel, Inc.*	(19,665)	(39)
Worldgate Communications, Inc.*‡	(582,655)	(58)
Xybernaut Corp.*‡	(34,156)	0
Zoom Video Communications, Inc., Class A*	(267)	(77,297)
		(2,770,836)
Materials—(0.3%)
Louisiana-Pacific Corp.	(2,959)	(187,719)
Mountain Province Diamonds, Inc.*	(4,735)	(1,707)
		(189,426)
Utilities—(0.2%)
Cadiz, Inc.*	(10,297)	(138,392)
TOTAL COMMON STOCKS (Proceeds $(13,655,898))		(8,522,972)
EXCHANGE TRADED FUND—(0.8%)
Finance and Insurance—(0.8%)
iShares 20+ Year Treasury Bond ETF	(3,129)	(465,689)
TOTAL EXCHANGE TRADED FUND (Proceeds $(531,939))		(465,689)
TOTAL SECURITIES SOLD SHORT—(14.7%) (Proceeds $(14,187,837))		(8,988,661)
	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	VALUE
OPTIONS WRITTEN ††—(0.2%)
Call Options Written—(0.2%)
Applied Materials, Inc.
Expiration: 01/21/2022, Exercise Price: 130.00	(28)	(378,364)	(39,760)
Charles Schwab Corp., (The)
Expiration: 01/21/2022, Exercise Price: 80.00	(40)	(291,400)	(10,240)
Papa John’s International, Inc.
Expiration: 01/21/2022, Exercise Price: 130.00	(53)	(675,909)	(46,110)
TOTAL CALL OPTIONS WRITTEN (Premiums received $(121,396))			(96,110)
Put Options Written—(0.0%)
Wells Fargo & Co.
Expiration: 01/21/2022, Exercise Price: 22.50	(360)	(1,645,200)	(6,120)
TOTAL PUT OPTIONS WRITTEN (Premiums received $(124,670))			(6,120)
TOTAL OPTIONS WRITTEN (Premiums received $(246,066))			(102,230)
OTHER ASSETS IN EXCESS OF LIABILITIES—2.3%			1,413,889
NET ASSETS—100.0%			$61,122,725

ADR	—	American Depositary Receipt
PLC	—	Public Limited Company
SP ADR	—	Sponsored American Depositary Receipt
*	—	Non-income producing.
(a)	—	All or a portion of the security is on loan. At August 31, 2021, the market value of securities on loan was $6,923,720.
(b)	—	The rate shown is as of August 31, 2021.
†	—	Security position is either entirely or partially held in a segregated account as collateral for securities sold short.
#	—	Security segregated as collateral for options written.
††	—	Primary risk exposure is equity contracts.
‡	—	Security has been valued at fair market value using significant unobservable inputs as determined in good faith by or under the direction of The RBB Fund, Inc.’s Board of Directors. As of August 31, 2021, these securities amounted to $(81) or 0.0% of net assets.

Industry classifications may be different than those used for compliance monitoring purposes.

The accompanying notes are an integral part of the financial statements.

46  |  Annual Report 2021

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2021
BOSTON PARTNERS LONG/SHORT EQUITY FUND	Portfolio Of Investments (continued)

Contracts For Difference held by the Fund at August 31, 2021, are as follows:

REFERENCE COMPANY	COUNTERPARTY	EXPIRATION DATE	FINANCING RATE	PAYMENT FREQUENCY	NUMBER OF CONTRACTS LONG/ (SHORT)	NOTIONAL AMOUNT	UNREALIZED APPRECIATION (DEPRECIATION)
Short
United States
10X Genomics Inc., Class A	Morgan Stanley	09/20/2022	0.09%	Monthly	(2,737)	$(481,493)	$(43,382)
AMC Entertainment Holdings, Class A	Morgan Stanley	09/20/2022	0.09	Monthly	(13,767)	(648,839)	(93,909)
Appfolio, Inc.	Morgan Stanley	09/20/2022	0.09	Monthly	J(1,926)	(227,461)	7,568
Appian Corp.	Morgan Stanley	09/20/2022	0.09	Monthly	(5,113)	(548,114)	(21,483)
Arcimoto, Inc.	Morgan Stanley	09/20/2022	0.09	Monthly	(16,133)	(200,372)	(12,367)
Aspira Women’s Health, Inc.	Morgan Stanley	09/20/2022	0.09	Monthly	(59,815)	(227,895)	(12,567)
Beyond Meat, Inc.	Morgan Stanley	09/20/2022	0.09	Monthly	(1,563)	(186,997)	1,137
Bill.com Holdings, Inc.	Morgan Stanley	09/20/2022	0.09	Monthly	(1,632)	(447,804)	(90,316)
Bit Digital, Inc.	Morgan Stanley	09/20/2022	0.09	Monthly	(16,389)	(210,107)	(37,807)
Carvana Co.	Morgan Stanley	09/20/2022	0.09	Monthly	(3,633)	(1,191,843)	86,024
Ceridian HCM Holding, Inc.	Morgan Stanley	09/20/2022	0.09	Monthly	(3,844)	(431,873)	(11,688)
Cree, Inc.	Morgan Stanley	09/20/2022	0.09	Monthly	(6,845)	(581,688)	(1,783)
DoorDash, Inc., Class A	Morgan Stanley	09/20/2022	0.09	Monthly	(1,188)	(227,383)	(476)
Everbridge, Inc.	Morgan Stanley	09/20/2022	0.09	Monthly	(1,644)	(258,059)	(11,410)
GameStop Corp., Class A	Morgan Stanley	09/20/2022	0.09	Monthly	(4,234)	(924,028)	(55,145)
Glaukos Corp.	Morgan Stanley	09/20/2022	0.09	Monthly	(4,728)	(281,931)	(25,438)
Heska Corp.	Morgan Stanley	09/20/2022	0.09	Monthly	(773)	(205,077)	(581)
HyreCar, Inc.	Morgan Stanley	09/20/2022	0.09	Monthly	(27,686)	(311,191)	13,011
Impinj, Inc.	Morgan Stanley	09/20/2022	0.09	Monthly	(4,838)	(282,007)	(12,386)
Inseego Corp.	Morgan Stanley	09/20/2022	0.09	Monthly	(23,364)	(196,258)	(5,380)
Lululemon Athletica, Inc.	Morgan Stanley	09/20/2022	0.09	Monthly	(886)	(354,551)	3,781
Marathon Digital Holdings, Inc.	Morgan Stanley	09/20/2022	0.09	Monthly	(8,336)	(338,358)	(36,434)
MongoDB, Inc.	Morgan Stanley	09/20/2022	0.09	Monthly	(1,136)	(445,119)	(3,490)
Netflix, Inc.	Morgan Stanley	09/20/2022	0.09	Monthly	(1,750)	(996,083)	(33,377)
Okta, Inc.	Morgan Stanley	09/20/2022	0.09	Monthly	(1,499)	(395,136)	(2,146)
Omega Flex, Inc.	Morgan Stanley	09/20/2022	0.09	Monthly	(2,655)	(403,560)	(4,728)
Planet Fitness, Inc., Class A	Morgan Stanley	09/20/2022	0.09	Monthly	(8,037)	(653,408)	(10,451)
Rapid7, Inc.	Morgan Stanley	09/20/2022	0.09	Monthly	(4,382)	(532,501)	(23,095)
Redfin Corp.	Morgan Stanley	09/20/2022	0.09	Monthly	(4,427)	(215,019)	5,179
Riot Blockchain, Inc.	Morgan Stanley	09/20/2022	0.09	Monthly	(13,167)	(491,392)	(13,710)
Shake Shack, Inc., Class A	Morgan Stanley	09/20/2022	0.09	Monthly	(2,211)	(191,804)	(2,522)
Sonos, Inc.	Morgan Stanley	09/20/2022	0.09	Monthly	(8,307)	(330,037)	7,060
Square, Inc., Class A	Morgan Stanley	09/20/2022	0.09	Monthly	(1,048)	(280,937)	(6,226)
Tesla, Inc.	Morgan Stanley	09/20/2022	0.09	Monthly	(1,610)	(1,184,509)	(55,646)
Zoom Video Communications, Inc., Class A	Morgan Stanley	09/20/2022	0.09	Monthly	(340)	(98,430)	17,383
Zscaler, Inc.	Morgan Stanley	09/20/2022	0.09	Monthly	(657)	(182,869)	(7,471)
						(15,164,133)	(494,271)
Total Short						(15,164,133)	(494,271)
Net unrealized gain/(loss) on Contracts For Difference							$(494,271)

The accompanying notes are an integral part of the financial statements.

Annual Report 2021  |  47

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2021
BOSTON PARTNERS LONG/SHORT EQUITY FUND	Portfolio Of Investments (concluded)

A summary of the inputs used to value the Fund’s investments carried at fair value as of August 31, 2021 is as follows (see Notes to Portfolio of Investments):

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3		INVESTMENTS MEASURED AT NET ASSET VALUE*
Common Stock
Communication Services	$2,725,001	$2,725,001	$—	$—		$—
Consumer Discretionary	9,738,990	9,295,816	443,174	—		—
Consumer Staples	608,332	608,332	—	—		—
Energy	3,857,242	3,857,242	—	—		—
Financials	9,985,375	9,985,375	—	—		—
Health Care	10,797,912	10,797,912	—	—		—
Industrials	7,845,111	7,845,111	—	—		—
Information Technology	11,479,806	11,479,806	—	—		—
Materials	1,751,808	1,751,808	—	—		—
Real Estate	2,391,159	2,391,159	—	—		—
Investments Purchased with Proceeds from Securities Lending Collateral	7,088,767	—	—	—		7,088,767
Short-Term Investments	530,224	530,224	—	—		—
Contracts For Difference
Equity Contracts	141,143	141,143	—	—		—
Total Assets	$68,940,870	$61,408,929	$443,174	$—		$7,088,767

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3		INVESTMENTS MEASURED AT NET ASSET VALUE*
Securities Sold Short
Communication Services	$(649,522)	$(649,522)	$—	$—	**	$—
Consumer Discretionary	(1,783,649)	(1,783,649)	—	—	**	—
Consumer Staples	(1,178,751)	(1,178,751)	—	—	**	—
Energy	(270,064)	(270,064)	—	—		—
Financials	(192,325)	(192,325)	—	—		—
Health Care	(415,821)	(415,821)	—	—	**	—
Industrials	(934,186)	(934,166)	—	(20)		—
Information Technology	(2,770,836)	(2,770,775)	—	(61)		—
Materials	(189,426)	(189,426)	—	—		—
Utilities	(138,392)	(138,392)	—	—		—
Exchange Traded Funds	(465,689)	(465,689)	—	—		—
Options Written
Equity Contracts	(102,230)	(56,120)	(46,110)	—		—
Contracts For Difference
Equity Contracts	(635,414)	(635,414)	—	—		—
Total Liabilities	$(9,726,305)	$(9,680,114)	$(46,110)	$(81)		$—

*	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy included to reconcile to the amounts presented in the Portfolio of Investments.
**	Value equals zero as of the end of the reporting period.

The accompanying notes are an integral part of the financial statements.

48  |  Annual Report 2021

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2021
BOSTON PARTNERS LONG/SHORT RESEARCH FUND	Portfolio Of Investments

LONG POSITIONS—98.3%
COMMON STOCKS—97.9%
Communication Services—10.0%
Activision Blizzard, Inc.	27,905	$2,298,535
Alphabet, Inc., Class A*†	4,651	13,459,761
Alphabet, Inc., Class C*	3,265	9,498,669
Altice USA, Inc., Class A*	62,893	1,725,784
Charter Communications, Inc., Class A*	4,796	3,916,701
Facebook, Inc., Class A*†	59,685	22,643,295
Gray Television, Inc.	184,812	4,202,625
Live Nation Entertainment, Inc.*	31,521	2,732,871
NetEase, Inc. - ADR	14,522	1,414,733
Nexstar Media Group, Inc., Class A	42,463	6,358,834
TEGNA, Inc.	377,264	6,685,118
T-Mobile US, Inc.*	41,936	5,746,071
Yelp, Inc.*†	40,943	1,576,715
		82,259,712
Consumer Discretionary—10.9%
AutoNation, Inc.*	16,921	1,845,912
AutoZone, Inc.*	5,038	7,804,618
Caesars Entertainment, Inc.*	19,513	1,983,106
Callaway Golf Co.*†	142,670	4,003,320
Carter’s, Inc.	28,471	2,914,861
Dick’s Sporting Goods, Inc.	14,379	2,024,707
Dollar General Corp.	12,181	2,715,267
eBay, Inc.†	67,708	5,195,912
Flutter Entertainment PLC*	22,151	4,300,814
Foot Locker, Inc.	46,859	2,656,437
GVC Holdings PLC*	248,106	6,593,645
Harley-Davidson, Inc.†	195,152	7,714,358
Hasbro, Inc.	25,924	2,548,588
Kohl’s Corp.	30,276	1,737,842
LKQ Corp.*	69,978	3,687,141
Mohawk Industries, Inc.*	14,959	2,958,292
Polaris, Inc.	31,146	3,730,045
PVH Corp.*	21,675	2,271,323
Restaurant Brands International, Inc.	40,727	2,615,081
Ross Stores, Inc.	19,779	2,341,834
Sony Corp. - SP ADR	11,587	1,198,791
Stride, Inc.*	62,871	2,152,703
Tempur Sealy International, Inc.	37,915	1,694,800
Travel + Leisure Co.	48,657	2,664,457
Ulta Beauty, Inc.*	9,389	3,636,454
Whirlpool Corp.	16,186	3,585,685
Wyndham Hotels & Resorts, Inc.	31,354	2,279,436
		88,855,429
Consumer Staples—4.7%
Britvic PLC	118,178	1,584,155
Coca-Cola European Partners PLC†	156,607	9,042,488
Coca-Cola HBC AG*	69,119	2,501,763
Mondelez International, Inc., Class A	33,057	2,051,848
Nomad Foods Ltd.*	187,663	4,952,427
Philip Morris International, Inc.†	97,390	10,031,170
Procter & Gamble Co., (The)	15,487	2,205,194
Swedish Match AB*	343,969	3,177,824
US Foods Holding Corp.*	88,249	3,000,466
		38,547,335
Energy—11.4%
Canadian Natural Resources Ltd.	156,911	5,189,047
Cenovus Energy, Inc.	662,240	5,495,702
Energy—(continued)
ChampionX Corp.*†	160,436	$3,742,972
ConocoPhillips†	71,002	3,942,741
Devon Energy Corp.	211,022	6,235,700
Diamondback Energy, Inc.†	67,886	5,236,726
Enerplus Corp.	566,651	3,350,546
EOG Resources, Inc.	74,053	5,000,059
Halliburton Co.†	237,832	4,751,883
Helmerich & Payne, Inc.	124,280	3,345,618
HollyFrontier Corp.	175,540	5,675,208
Kosmos Energy Ltd.*	1,036,509	2,446,161
Marathon Petroleum Corp.	93,900	5,565,453
MEG Energy Corp.*	497,864	3,172,692
National Energy Services Reunited Corp.*	246,300	2,795,505
PDC Energy, Inc.	93,867	3,918,947
Pioneer Natural Resources Co.	43,249	6,473,078
Royal Dutch Shell PLC, Class A - SP ADR†	66,087	2,627,619
Schlumberger Ltd.	182,094	5,105,916
Viper Energy Partners LP	102,698	1,901,967
Whitehaven Coal Ltd.*	1,720,764	3,158,613
Whiting Petroleum Corp.*	80,889	3,797,739
		92,929,892
Financials—15.8%
Allstate Corp., (The)†	25,554	3,456,945
American International Group, Inc.†	46,378	2,530,384
Ameriprise Financial, Inc.†	35,292	9,631,540
Artisan Partners Asset Management, Inc., Class A	47,560	2,471,218
Bank of America Corp.†	176,924	7,386,577
Bank of New York Mellon Corp., (The)†	67,420	3,722,932
Berkshire Hathaway, Inc., Class B*†	10,113	2,889,992
BNP Paribas SA	37,200	2,356,614
Capital One Financial Corp.	23,599	3,916,726
Citigroup, Inc.†	82,701	5,947,029
DBS Group Holdings Ltd.	66,900	1,483,379
Discover Financial Services†	33,120	4,246,646
DNB Bank ASA	57,003	1,203,149
East West Bancorp, Inc.	50,342	3,692,082
Everest Re Group Ltd.	10,197	2,701,185
Fifth Third Bancorp†	159,038	6,180,217
Goldman Sachs Group, Inc., (The)†	11,283	4,665,633
Hana Financial Group, Inc.	38,795	1,502,297
Huntington Bancshares, Inc.†	351,357	5,456,574
ING Groep NV	214,739	2,962,189
JPMorgan Chase & Co.†	43,283	6,923,116
KeyCorp†	261,648	5,316,687
Moody’s Corp.	10,298	3,921,169
Navient Corp.†	58,417	1,355,859
Nordea Bank Abp	250,855	2,946,303
Regions Financial Corp.	170,360	3,480,455
Renaissance Holdings Ltd.	9,556	1,497,712
S&P Global, Inc.	5,403	2,397,959
SLM Corp.	193,501	3,628,144
Synchrony Financial	76,717	3,816,671
Truist Financial Corp.†	104,113	5,940,688
UBS Group AG	113,446	1,890,010
United Overseas Bank Ltd.	85,200	1,612,945
Wells Fargo & Co.†	142,786	6,525,320
		129,656,346

The accompanying notes are an integral part of the financial statements.

Annual Report 2021  |  49

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2021
BOSTON PARTNERS LONG/SHORT RESEARCH FUND	Portfolio Of Investments (continued)

	NUMBER OF SHARES	VALUE
Health Care—12.5%
Abbott Laboratories†	31,998	$4,043,587
AbbVie, Inc.†	72,653	8,775,029
AmerisourceBergen Corp.	6,766	826,873
Amgen, Inc.	18,956	4,275,147
Anthem, Inc.†	7,807	2,928,640
AstraZeneca PLC	22,451	2,625,505
Avantor, Inc.*†	106,167	4,187,226
Biogen, Inc.*	5,194	1,760,298
Boston Scientific Corp.*†	54,151	2,444,918
Centene Corp.*	38,608	2,431,532
Cigna Corp.†	14,216	3,008,816
CVS Health Corp.†	49,828	4,304,641
Envista Holdings Corp.*	53,815	2,302,744
HCA Healthcare, Inc.	15,971	4,040,344
Humana, Inc.	6,603	2,676,988
ICON PLC*	8,207	2,099,104
IQVIA Holdings, Inc.*	4,957	1,287,482
Jazz Pharmaceuticals PLC*	1,915	252,225
Johnson & Johnson†	30,072	5,206,365
Medtronic PLC	17,716	2,364,732
Merck & Co., Inc.	4,251	324,309
Molina Healthcare, Inc.*	1,514	406,918
Novartis AG - SP ADR	22,169	2,048,194
Novo Nordisk A/S, Class B	15,187	1,520,370
Ortho Clinical Diagnostics Holdings PLC*	112,691	2,303,404
Pfizer, Inc.	32,807	1,511,418
R1 RCM, Inc.*	48,500	956,420
Sanofi	19,568	2,027,999
Sotera Health Co.*	101,899	2,492,450
Stryker Corp.	8,704	2,411,878
Syneos Health, Inc.*	7,513	697,056
Thermo Fisher Scientific, Inc.	12,446	6,906,908
UCB SA	11,096	1,269,481
UnitedHealth Group, Inc.	22,764	9,475,970
Universal Health Services, Inc., Class B	12,406	1,932,359
Zimmer Biomet Holdings, Inc	26,058	3,920,426
		102,047,756
Industrials—13.5%
Allegion PLC	20,230	2,912,918
Allison Transmission Holdings, Inc.†	89,123	3,295,769
Altra Industrial Motion Corp.	29,660	1,736,890
AMETEK, Inc.†	14,763	2,007,325
ASGN, Inc.*	76,284	8,558,302
Boeing Co., (The)*	16,277	3,572,802
BWX Technologies, Inc.	96,764	5,557,157
Canadian National Railway Co.	71,457	8,405,487
Caterpillar, Inc.	9,393	1,980,702
Deere & Co.	4,241	1,603,225
Dover Corp.	13,309	2,320,557
Eaton Corp., PLC†	10,290	1,732,424
General Dynamics Corp.	18,459	3,697,522
Hexcel Corp.*	75,566	4,285,348
Howmet Aerospace, Inc.	144,804	4,597,527
Huron Consulting Group, Inc.*	76,329	3,768,363
Leidos Holdings, Inc.†	38,765	3,803,234
Maxar Technologies, Inc.	29,994	953,509
Middleby Corp., (The)*	7,880	1,441,567
Oshkosh Corp.	16,390	1,877,966
Otis Worldwide Corp.	41,660	3,841,885
	NUMBER OF SHARES	VALUE
Industrials—(continued)
Owens Corning†	26,724	$2,553,478
Pagegroup PLC	445,130	3,855,529
Parker-Hannifin Corp.†	5,376	1,594,898
Robert Half International, Inc.†	47,745	4,936,833
Science Applications International Corp.	59,635	5,023,056
Sensata Technologies Holding PLC*	31,241	1,848,842
Teleperformance	8,344	3,691,262
Textron, Inc.	32,387	2,353,563
Union Pacific Corp.	4,146	899,019
Vertiv Holdings Co.	128,501	3,619,873
WESCO International, Inc.*	35,109	4,108,455
Westinghouse Air Brake Technologies Corp.	46,744	4,197,144
		110,632,431
Information Technology—13.7%
Amdocs Ltd.†	38,755	2,985,298
Applied Materials, Inc.	51,475	6,955,817
Arrow Electronics, Inc.*†	23,555	2,855,337
Broadcom, Inc.	8,306	4,129,826
Capgemini SA	22,541	5,066,929
Cisco Systems, Inc.†	129,123	7,620,840
Cognizant Technology Solutions Corp., Class A	54,420	4,152,790
Concentrix Corp.*	30,565	5,299,665
Fidelity National Information Services, Inc.	13,072	1,670,209
FleetCor Technologies, Inc.*	20,682	5,445,157
Flex Ltd.*†	167,885	3,119,303
HP, Inc.†	72,586	2,158,708
InterDigital, Inc.	21,847	1,575,387
Jabil, Inc.†	78,343	4,840,031
KLA-Tencor Corp.	9,747	3,313,590
Micron Technology, Inc.	77,433	5,706,812
Microsoft Corp.†	27,683	8,356,944
NetApp, Inc.	55,055	4,896,041
NortonLifeLock, Inc.	165,876	4,405,667
NXP Semiconductors NV	18,267	3,929,780
ON Semiconductor Corp.*†	54,334	2,410,256
Oracle Corp.†	36,171	3,223,921
Qorvo, Inc.*	30,763	5,784,367
QUALCOMM, Inc.	26,387	3,870,709
Samsung Electronics Co., Ltd.	34,862	2,301,528
SS&C Technologies Holdings, Inc.	66,829	5,056,282
Western Digital Corp.*	12,227	772,746
		111,903,940
Materials—4.8%
Avery Dennison Corp.	12,213	2,752,688
Axalta Coating Systems Ltd.*	92,780	2,833,501
Corteva, Inc.†	48,792	2,145,384
Crown Holdings, Inc.	30,394	3,336,957
DuPont de Nemours, Inc.	95,133	7,041,745
FMC Corp.	45,197	4,231,795
Ingevity Corp.*	25,216	2,027,114
Linde PLC	7,686	2,417,939
Mosaic Co., (The)†	103,272	3,323,293
Tronox Holdings PLC, Class A	136,119	2,876,195
Valvoline, Inc.†	114,494	3,453,139
West Fraser Timber Co., Ltd.	33,152	2,559,876
		38,999,626

The accompanying notes are an integral part of the financial statements.

50  |  Annual Report 2021

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2021
BOSTON PARTNERS LONG/SHORT RESEARCH FUND	Portfolio Of Investments (continued)

	NUMBER OF SHARES	VALUE
Real Estate—0.5%
Host Hotels & Resorts, Inc.*	145,036	$2,401,796
Klepierre SA*	74,947	1,837,402
		4,239,198
Utilities—0.1%
CenterPoint Energy, Inc.	46,743	1,172,782
TOTAL COMMON STOCKS (Cost $512,463,705)		801,244,447
WARRANTS—0.0%
Energy—0.0%
Vista Oil & Gas SAB de CV *‡	1,204,819	30,594
TOTAL WARRANTS (Cost $0)		30,594
SHORT-TERM INVESTMENTS—0.4%
U.S. Bank Money Market Deposit Account, 0.01%(a)	3,629,974	3,629,974
TOTAL SHORT-TERM INVESTMENTS (Cost $3,629,974)		3,629,974
TOTAL LONG POSITIONS—98.3% (Cost $516,093,679)		804,905,015
SECURITIES SOLD SHORT—(18.5%)
COMMON STOCKS—(18.5%)
Communication Services—(0.5%)
Bilibili, Inc. - SP ADR*	(12,430)	(997,259)
Pearson PLC	(55,008)	(580,095)
Spotify Technology SA*	(8,709)	(2,040,867)
Telia Co., AB	(158,764)	(682,584)
		(4,300,805)
Consumer Discretionary—(4.6%)
Aston Martin Lagonda Global Holdings PLC*	(81,747)	(2,253,476)
BJ’s Restaurants, Inc.*	(14,514)	(620,619)
CarLotz, Inc.*	(261,087)	(1,073,068)
CarMax, Inc.*	(22,662)	(2,837,509)
Dometic Group AB	(245,551)	(3,894,871)
Fiverr International Ltd.*	(7,365)	(1,322,091)
Fox Factory Holding Corp.*	(24,064)	(3,697,915)
Fujitsu General Ltd.	(80,300)	(2,004,496)
Hovnanian Enterprises, Inc., Class A*	(32,519)	(3,535,140)
LGI Homes, Inc.*	(23,990)	(3,846,317)
Purple Innovation, Inc.*	(197,845)	(4,827,419)
Shake Shack, Inc., Class A*	(10,417)	(903,675)
Shift Technologies, Inc.*	(485,934)	(3,615,349)
Whitbread PLC*	(56,805)	(2,508,480)
WW International, Inc.*	(33,467)	(724,560)
		(37,664,985)
Consumer Staples—(2.5%)
B&G Foods, Inc.	(70,129)	(2,129,116)
Beyond Meat, Inc.*	(20,161)	(2,412,062)
Cal-Maine Foods, Inc.	(71,381)	(2,581,137)
Campbell Soup Co.	(68,780)	(2,870,189)
Clorox Co., (The)	(11,812)	(1,985,007)
Essity AB, Class B	(74,952)	(2,405,790)
Fevertree Drinks PLC	(22,660)	(692,246)
Grocery Outlet Holding Corp.*	(29,769)	(774,887)
Japan Tobacco, Inc.	(61,800)	(1,199,081)
Kose Corp.	(13,300)	(1,605,093)
Nissin Foods Holdings Co., Ltd.	(27,200)	(2,117,484)
		(20,772,092)
	NUMBER OF SHARES	VALUE
Energy—(0.5%)
Devon Energy Corp.	0	$(2)
New Fortress Energy, Inc.	(89,963)	(2,642,213)
Renewable Energy Group, Inc.*	(34,342)	(1,662,840)
		(4,305,055)
Financials—(2.5%)
Commerce Bancshares, Inc.	0	(28)
Credit Suisse Group AG	(78,549)	(832,110)
CVB Financial Corp.	(147,592)	(3,004,973)
Deutsche Bank AG*	(32,606)	(403,209)
eHealth, Inc.*	(7,991)	(308,852)
GoHealth, Inc., Class A*	(76,758)	(373,044)
Hang Seng Bank Ltd.	(180,200)	(3,221,502)
Hargreaves Lansdown PLC	(102,850)	(2,135,954)
HSBC Holdings PLC	(98,981)	(522,706)
Independent Bank Corp.	(7,108)	(545,184)
Lemonade, Inc.*	(11,045)	(834,340)
Trustmark Corp.	(34,373)	(1,086,874)
United Bankshares, Inc.	(91,567)	(3,326,629)
WisdomTree Investments, Inc.	(557,930)	(3,520,538)
		(20,115,943)
Health Care—(1.6%)
Alignment Healthcare, Inc.*	(44,733)	(790,432)
Allogene Therapeutics, Inc.*	(31,904)	(760,910)
Ambu A/S, Class B	(31,576)	(998,623)
CureVac NV*	(15,049)	(990,676)
Epizyme, Inc.*	(108,419)	(559,442)
Glaukos Corp.*	(15,629)	(931,957)
Global Blood Therapeutics, Inc.*	(14,579)	(418,272)
GoodRx Holdings, Inc., Class A*	(21,578)	(820,396)
Idorsia Ltd.*	(34,576)	(815,606)
Inovio Pharmaceuticals, Inc.*	(52,307)	(451,932)
Multiplan Corp.*	(145,925)	(875,550)
Nevro Corp.*	(2,813)	(343,186)
Progyny, Inc.*	(12,432)	(694,576)
Quidel Corp.*	(8,764)	(1,130,118)
Royalty Pharma PLC, Class A	(26,229)	(1,013,751)
Rubius Therapeutics, Inc.*	(29,988)	(651,339)
SmileDirectClub, Inc.*	(58,776)	(323,268)
Teladoc Health, Inc.*	(4,321)	(624,039)
		(13,194,073)
Industrials—(3.3%)
Array Technologies, Inc.*	(159,006)	(3,032,244)
Dun & Bradstreet Holdings, Inc.*	(86,050)	(1,577,297)
Enerpac Tool Group Corp.	(49,107)	(1,235,532)
FedEx Corp.	(16,555)	(4,398,498)
Healthcare Services Group, Inc.	(41,673)	(1,090,166)
Miura Co., Ltd.	(30,100)	(1,351,333)
MonotaRO Co., Ltd.	(69,600)	(1,542,532)
NEL ASA*	(950,672)	(1,561,503)
Proto Labs, Inc.*	(17,807)	(1,320,567)
Singapore Airlines Ltd.*	(593,700)	(2,225,682)
Trex Co., Inc.*	(37,774)	(4,146,074)
ZTO Express Cayman, Inc. - ADR	(111,248)	(3,138,306)
		(26,619,734)
Information Technology—(0.8%)
Appfolio, Inc., Class A*	(15,882)	(1,875,664)
Itron, Inc.*	(22,046)	(1,852,084)
Palantir Technologies, Inc., Class A*	(58,081)	(1,529,854)
WiseTech Global Ltd.	(36,151)	(1,270,749)
		(6,528,351)

The accompanying notes are an integral part of the financial statements.

Annual Report 2021  |  51

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2021
BOSTON PARTNERS LONG/SHORT RESEARCH FUND	Portfolio Of Investments (continued)

	NUMBER OF SHARES	VALUE
Materials—(2.2%)
Compass Minerals International, Inc.	(32,400)	(2,168,532)
Danimer Scientific, Inc.*	(66,511)	(1,299,625)
Franco-Nevada Corp.	(11,601)	(1,692,006)
Johnson Matthey PLC	(62,961)	(2,545,446)
Nippon Paper Industries Co., Ltd.	(281,400)	(3,131,173)
Southern Copper Corp.	(47,960)	(3,001,816)
Stepan Co.	(16,992)	(1,997,580)
Yara International ASA	(38,417)	(1,929,414)
		(17,765,592)
Real Estate—(0.0%)
KE Holdings, Inc. - ADR*	(18,448)	(333,724)
TOTAL COMMON STOCKS (Proceeds $(172,464,854))		(151,600,353)
TOTAL SECURITIES SOLD SHORT—(18.5%) (Proceeds $(172,464,854))		(151,600,354)
OTHER ASSETS IN EXCESS OF LIABILITIES—20.2%		165,480,537
NET ASSETS—100.0%		$818,785,198

ADR	—	American Depositary Receipt
PLC	—	Public Limited Company
SP ADR	—	Sponsored American Depositary Receipt
LP	—	Limited Partnership
*	—	Non-income producing.
(a)	—	The rate shown is as of August 31, 2021.
†	—	Security position is either entirely or partially held in a segregated account as collateral for securities sold short.
‡	—	Security has been valued at fair market value using significant unobservable inputs as determined in good faith by or under the direction of The RBB Fund, Inc.’s Board of Directors. As of August 31, 2021, these securities amounted to $30,594 or 0.0% of net assets

Industry classifications may be different than those used for compliance monitoring purposes.

The accompanying notes are an integral part of the financial statements.

52  |  Annual Report 2021

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2021
BOSTON PARTNERS LONG/SHORT RESEARCH FUND	Portfolio Of Investments (continued)

Contracts For Difference held by the Fund at August 31, 2021, are as follows:

REFERENCE COMPANY	COUNTERPARTY	EXPIRATION DATE	FINANCING RATE	PAYMENT FREQUENCY	NUMBER OF CONTRACTS LONG/ (SHORT)	NOTIONAL AMOUNT	UNREALIZED APPRECIATION (DEPRECIATION)
Long
United States
International Game Technology	Goldman Sachs	09/18/2025	0.09%	Monthly	165,396	$3,554,360	$425,917
Total Long						3,554,360	425,917
Short
Australia
Commonwealth Bank of Australia	Morgan Stanley	09/20/2022	0.03	Monthly	(47,081)	$(3,448,345)	$48,857
Belgium
JCDecaux SA	Morgan Stanley	09/20/2022	0.00	Monthly	(69,771)	(1,945,864)	(32,977)
Canada
Cargojet, Inc.	Morgan Stanley	09/20/2022	0.00	Monthly	(29,878)	(4,955,393)	0
France
Umicore SA	Morgan Stanley	09/20/2022	0.00	Monthly	(37,331)	(2,456,938)	39,633
Germany
Siemens Healthineers AG	Morgan Stanley	09/20/2022	0.00	Monthly	(27,627)	(1,921,351)	16,287
Deutsche Bank AG	Morgan Stanley	09/20/2022	0.00	Monthly	(205,379)	(2,553,051)	(1,487)
						(4,474,402)	14,800
Japan
Canon, Inc.	Morgan Stanley	09/20/2022	-0.04	Monthly	(88,000)	(2,088,915)	(51,220)
Hirose Electric Co., Ltd.	Morgan Stanley	09/20/2022	0.00	Monthly	(11,700)	(1,949,380)	0
Nippon Shinyaku Co., Ltd.	Morgan Stanley	09/20/2022	-0.04	Monthly	(15,900)	(1,290,615)	(30,367)
						(5,328,910)	(81,587)
Saudi Arabia
Saudi Arabian Oil Co.	Goldman Sachs	09/18/2025	0.09	Monthly	(646,475)	(6,058,494)	16,669
South Korea
Sillajen, Inc.	Goldman Sachs	09/18/2025	0.08	Monthly	(307,496)	(854,839)	2,300,354
Sweden
Telia Co., AB	Morgan Stanley	09/20/2022	0.00	Monthly	(486,936)	(2,090,065)	0
Switzerland
Credit Suisse Group AG	Morgan Stanley	09/20/2022	-0.72	Monthly	(260,951)	(2,768,090)	0
Vat Group AG	Morgan Stanley	09/20/2022	-0.72	Monthly	(3,737)	(1,565,398)	(23,719)
						(4,333,488)	(23,719)
Taiwan
Acer, Inc.	Goldman Sachs	09/18/2025	0.08	Monthly	(1,648,000)	(1,498,533)	(14,204)
Advantech Co., Ltd.	Macquarie	12/21/2021	0.08	Monthly	(173,000)	(2,409,584)	(202,156)
						(3,908,117)	(216,360)
Thailand
Thai Oil PCL	Morgan Stanley	09/20/2022	0.09	Monthly	(654,300)	(1,009,894)	(97,260)
United Kingdom
Domino’s Pizza Group PLC	Morgan Stanley	09/20/2022	0.00	Monthly	(268,144)	(1,516,662)	8,091
Pearson PLC	Morgan Stanley	09/20/2022	0.00	Monthly	(165,308)	(1,744,558)	(1,386)
Whitbread PLC	Morgan Stanley	09/20/2022	0.00	Monthly	(19,909)	(878,093)	0
						(4,139,313)	6,705
United States
Alexandria Real Estate Equities, Inc.	Morgan Stanley	09/20/2022	0.09	Monthly	(10,083)	(2,080,829)	(14,830)
Appian Corp.	Morgan Stanley	09/20/2022	0.09	Monthly	(13,738)	(1,472,714)	24,157
Bank of Hawaii Corp.	Morgan Stanley	09/20/2022	0.09	Monthly	(36,933)	(3,095,355)	59,079
Blackline, Inc.	Morgan Stanley	09/20/2022	0.09	Monthly	(25,071)	(2,735,246)	23,805
Calix, Inc.	Morgan Stanley	09/20/2022	0.09	Monthly	(63,270)	(2,948,382)	96,789
Carvana Co.	Morgan Stanley	09/20/2022	0.09	Monthly	(13,788)	(4,523,291)	130,413
Ceridian HCM Holding, Inc.	Morgan Stanley	09/20/2022	0.09	Monthly	(20,646)	(2,319,578)	(33,044)
Chart Industries, Inc.	Morgan Stanley	09/20/2022	0.09	Monthly	(26,582)	(5,007,516)	(46,541)
Choice Hotels International, Inc.	Morgan Stanley	09/20/2022	0.09	Monthly	(29,988)	(3,579,368)	59,960
Commerce Bancshares, Inc.	Morgan Stanley	09/20/2022	0.09	Monthly	(48,228)	(3,410,684)	9,631
Community Bank System, Inc.	Morgan Stanley	09/20/2022	0.09	Monthly	(46,928)	(3,472,672)	54,420
Compass Minerals International, Inc.	Morgan Stanley	09/20/2022	0.09	Monthly	(23,918)	(1,600,832)	(7,182)

The accompanying notes are an integral part of the financial statements.

Annual Report 2021  |  53

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2021
BOSTON PARTNERS LONG/SHORT RESEARCH FUND	Portfolio Of Investments (continued)

REFERENCE COMPANY	COUNTERPARTY	EXPIRATION DATE	FINANCING RATE	PAYMENT FREQUENCY	NUMBER OF CONTRACTS LONG/ (SHORT)	NOTIONAL AMOUNT	UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Credit Acceptance Corp.	Morgan Stanley	09/20/2022	0.09	Monthly	(8,301)	$(4,811,923)	$(4,666)
Cree, Inc.	Morgan Stanley	09/20/2022	0.09	Monthly	(25,547)	(2,170,984)	50,318
Cullen/Frost Bankers, Inc.	Morgan Stanley	09/20/2022	0.09	Monthly	(29,666)	(3,388,451)	56,647
EastGroup Properties, Inc.	Morgan Stanley	09/20/2022	0.09	Monthly	(9,425)	(1,698,951)	(47,698)
Ecolab, Inc.	Morgan Stanley	09/20/2022	0.09	Monthly	(5,105)	(1,150,463)	(1,894)
Enerpac Tool Group Corp.	Morgan Stanley	09/20/2022	0.00	Monthly	(49,839)	(1,253,949)	0
Extra Space Storage, Inc.	Morgan Stanley	09/20/2022	0.09	Monthly	(6,915)	(1,292,483)	(23,932)
First Financial Bankshares, Inc.	Morgan Stanley	09/20/2022	0.09	Monthly	(73,933)	(3,520,689)	90,182
Floor & Decor Holdings, Inc., Class A	Morgan Stanley	09/20/2022	0.09	Monthly	(12,631)	(1,557,402)	(54,573)
Fulgent Genetics, Inc.	Morgan Stanley	09/20/2022	0.09	Monthly	(8,742)	(797,620)	15,883
Glacier Bancorp, Inc.	Morgan Stanley	09/20/2022	0.09	Monthly	(48,515)	(2,583,909)	48,988
GoodRx Holdings, Inc., Class A	Morgan Stanley	09/20/2022	0.09	Monthly	(2,734)	(103,947)	(2,161)
Greif, Inc., Class A	Morgan Stanley	09/20/2022	0.09	Monthly	(43,041)	(2,725,356)	(28,849)
Guidewire Software, Inc.	Morgan Stanley	09/20/2022	0.09	Monthly	(27,707)	(3,282,171)	(12,760)
Hamilton Lane, Inc., Class A	Morgan Stanley	09/20/2022	0.09	Monthly	(26,242)	(2,258,649)	114,142
Independent Bank Corp.	Morgan Stanley	09/20/2022	0.09	Monthly	(16,283)	(1,248,906)	24,744
International Paper Co.	Morgan Stanley	09/20/2022	0.09	Monthly	(29,044)	(1,745,254)	1,154
Jack Henry & Associates, Inc.	Morgan Stanley	09/20/2022	0.09	Monthly	(11,472)	(2,023,431)	(5,171)
Kimberly-Clark Corp.	Morgan Stanley	09/20/2022	0.09	Monthly	(22,654)	(3,121,948)	(33,089)
Lennox International, Inc.	Morgan Stanley	09/20/2022	0.09	Monthly	(9,861)	(3,305,210)	(13,426)
Myriad Genetics, Inc.	Morgan Stanley	09/20/2022	0.09	Monthly	(39,951)	(1,429,447)	(18,783)
National Beverage Corp.	Morgan Stanley	09/20/2022	0.09	Monthly	(34,969)	(1,627,807)	(49,663)
Novanta, Inc.	Morgan Stanley	09/20/2022	0.09	Monthly	(20,402)	(3,125,994)	(44,286)
Nucor Corp.	Morgan Stanley	09/20/2022	0.09	Monthly	(48,448)	(5,695,546)	110,920
Okta, Inc.	Morgan Stanley	09/20/2022	0.09	Monthly	(9,731)	(2,565,092)	(11,883)
Papa John’s International, Inc.	Morgan Stanley	09/20/2022	0.09	Monthly	(14,074)	(1,794,857)	(35,334)
Q2 Holdings, Inc.	Morgan Stanley	09/20/2022	0.09	Monthly	(27,187)	(2,394,903)	(10,886)
Quaker Chemical Corp.	Morgan Stanley	09/20/2022	0.09	Monthly	(8,845)	(2,291,916)	(39,989)
RH	Morgan Stanley	09/20/2022	0.09	Monthly	(2,272)	(1,591,922)	13,330
Rite Aid Corp.	Morgan Stanley	09/20/2022	0.09	Monthly	(51,493)	(913,486)	(35,534)
RLI Corp.	Morgan Stanley	09/20/2022	0.09	Monthly	(22,223)	(2,427,418)	32,879
Stitch Fix, Inc., Class A	Morgan Stanley	09/20/2022	0.09	Monthly	(18,779)	(787,028)	6,193
Tesla, Inc.	Morgan Stanley	09/20/2022	0.09	Monthly	(4,343)	(3,195,232)	(103,377)
Twitter, Inc.	Morgan Stanley	09/20/2022	0.09	Monthly	(37,247)	(2,402,432)	(39,865)
United States Steel Corp.	Morgan Stanley	09/20/2022	0.09	Monthly	(66,182)	(1,770,369)	57,570
Vail Resorts, Inc.	Morgan Stanley	09/20/2022	0.09	Monthly	(9,000)	(2,743,650)	(3,702)
Westamerica Bancorporation	Morgan Stanley	09/20/2022	0.09	Monthly	(55,774)	(3,164,617)	23,508
						(120,209,879)	381,594
Total Short						(165,213,941)	2,356,709
Net unrealized gain/(loss) on Contracts For Difference							$2,782,626

The accompanying notes are an integral part of the financial statements.

54  |  Annual Report 2021

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2021
BOSTON PARTNERS LONG/SHORT RESEARCH FUND	Portfolio Of Investments (concluded)

A summary of the inputs used to value the Fund’s investments carried at fair value as of August 31, 2021 is as follows (see Notes to Portfolio of Investments):

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Common Stock
Communication Services	$82,259,712	$82,259,712	$—	$—
Consumer Discretionary	88,855,429	77,960,970	10,894,459	—
Consumer Staples	38,547,335	32,867,748	5,679,587	—
Energy	92,929,892	89,771,279	3,158,613	—
Financials	129,656,346	115,589,470	14,066,876	—
Health Care	102,047,756	94,604,401	7,443,355	—
Industrials	110,632,431	106,941,169	3,691,262	—
Information Technology	111,903,940	104,535,483	7,368,457	—
Materials	38,999,626	38,999,626	—	—
Real Estate	4,239,198	2,401,796	1,837,402	—
Utilities	1,172,782	1,172,782	—	—
Warrants	30,594	—	—	30,594
Short-Term Investments	3,629,974	3,629,974	—	—
Contracts For Difference
Equity Contracts	3,960,520	1,660,166	2,300,354	—
Total Assets	$808,865,535	$752,394,576	$56,440,365	$30,594

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Securities Sold Short
Communication Services	$(4,300,805)	$(3,038,126)	$(1,262,679)	$—
Consumer Discretionary	(37,664,985)	(27,003,662)	(10,661,323)	—
Consumer Staples	(20,772,092)	(13,444,644)	(7,327,448)	—
Energy	(4,305,055)	(4,305,055)	—	—
Financials	(20,115,943)	(13,000,462)	(7,115,481)	—
Health Care	(13,194,073)	(11,379,844)	(1,814,229)	—
Industrials	(26,619,734)	(19,938,684)	(6,681,050)	—
Information Technology	(6,528,351)	(5,257,602)	(1,270,749)	—
Materials	(17,765,592)	(10,159,559)	(7,606,033)	—
Real Estate	(333,724)	(333,724)	—	—
Contracts For Difference
Equity Contracts	(1,177,894)	(1,177,894)	—	—
Total Liabilities	$(152,778,248)	$(109,039,256)	$(43,738,992)	$—

The accompanying notes are an integral part of the financial statements.

Annual Report 2021  |  55

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2021
BOSTON PARTNERS ALL-CAP VALUE FUND	Portfolio Of Investments

	NUMBER OF SHARES	VALUE
COMMON STOCKS—99.0%
Communication Services—4.3%
Activision Blizzard, Inc.(a)	91,930	$7,572,274
Alphabet, Inc., Class A*	8,258	23,898,239
Electronic Arts, Inc.	29,703	4,313,173
Facebook, Inc., Class A*	41,228	15,641,079
Interpublic Group of Cos., Inc., (The)	471,960	17,571,071
NetEase, Inc. - ADR	93,405	9,099,515
Omnicom Group, Inc.(a)	62,255	4,558,311
		82,653,662
Consumer Discretionary—10.0%
AutoZone, Inc.*	9,117	14,123,601
Dollar General Corp.	46,514	10,368,436
eBay, Inc.	192,903	14,803,376
Foot Locker, Inc.	299,626	16,985,798
Gentex Corp.	95,515	2,941,862
Harley-Davidson, Inc.	246,123	9,729,242
International Game Technology PLC*	372,531	8,005,691
Lear Corp.	49,634	7,938,462
LKQ Corp.*(a)	365,070	19,235,538
Lowe’s Cos., Inc.	40,529	8,263,458
Magna International, Inc.	66,687	5,262,271
Mohawk Industries, Inc.*	80,251	15,870,438
NVR, Inc.*	3,626	18,782,462
Polaris, Inc.(a)	110,614	13,247,133
Travel + Leisure Co.	91,295	4,999,314
Ulta Beauty, Inc.*	17,698	6,854,612
Whirlpool Corp.(a)	44,530	9,864,731
Wyndham Hotels & Resorts, Inc.	79,685	5,793,100
		193,069,525
Consumer Staples—1.7%
Altria Group, Inc.	119,378	5,996,357
Ambev SA - ADR	1,319,182	4,300,533
Coca-Cola European Partners PLC	101,014	5,832,548
Nomad Foods Ltd.*(a)	300,648	7,934,101
Philip Morris International, Inc	90,955	9,368,365
		33,431,904
Energy—5.5%
BP PLC - SP ADR	197,833	4,838,995
Canadian Natural Resources Ltd.(a)	251,420	8,314,460
ChampionX Corp.*	135,980	3,172,413
ConocoPhillips	175,061	9,721,137
Devon Energy Corp.(a)	251,367	7,427,895
Diamondback Energy, Inc.	147,273	11,360,639
EOG Resources, Inc.	151,946	10,259,394
Helmerich & Payne, Inc.	221,610	5,965,741
Marathon Oil Corp.	788,362	9,263,254
Phillips 66	69,945	4,972,390
Pioneer Natural Resources Co.	51,802	7,753,205
Royal Dutch Shell PLC, Class A - SP ADR	140,486	5,585,723
Schlumberger Ltd.	367,097	10,293,400
Whiting Petroleum Corp.*	167,165	7,848,397
		106,777,043
Financials—24.2%
Aflac, Inc.	283,645	16,076,999
Alleghany Corp.*	22,093	14,950,112
Allstate Corp., (The)	156,935	21,230,167
American International Group, Inc.	531,113	28,977,525
Aon PLC, Class A	40,239	11,542,960
Bank of America Corp.(a)	1,132,663	47,288,680
	NUMBER OF SHARES	VALUE
Financials—(continued)
Charles Schwab Corp., (The)	328,220	$23,910,827
Chubb Ltd.	112,871	20,759,234
Citigroup, Inc.	388,872	27,963,786
Discover Financial Services(a)	105,032	13,467,203
Fifth Third Bancorp(a)	232,986	9,053,836
Globe Life, Inc.	88,193	8,472,702
Goldman Sachs Group, Inc., (The)	66,369	27,444,245
Huntington Bancshares, Inc.	739,226	11,480,180
JPMorgan Chase & Co.	245,775	39,311,711
KeyCorp(a)	1,097,889	22,309,104
Loews Corp.	298,833	16,695,800
Markel Corp.*	6,454	8,198,193
Renaissance Holdings Ltd.	95,756	15,007,838
Synchrony Financial(a)	231,550	11,519,612
Travelers Cos., Inc., (The)	76,611	12,235,543
Truist Financial Corp.	376,329	21,473,333
Wells Fargo & Co.	473,280	21,628,896
White Mountains Insurance Group Ltd.	14,336	16,067,932
		467,066,418
Health Care—22.9%
AbbVie, Inc.	215,363	26,011,543
AmerisourceBergen Corp.	108,678	13,281,538
Amgen, Inc.	96,492	21,761,841
Anthem, Inc.	58,714	22,025,383
Avantor, Inc.*	547,161	21,580,030
Biogen, Inc.*	46,288	15,687,466
Centene Corp.*	289,630	18,240,897
Change Healthcare, Inc.*	345,900	7,550,997
Cigna Corp.(a)	43,216	9,146,667
Humana, Inc.	35,301	14,311,732
Johnson & Johnson	344,430	59,631,166
McKesson Corp.	115,235	23,524,073
Medtronic PLC	327,541	43,720,173
Merck & Co., Inc.	283,132	21,600,140
Molina Healthcare, Inc.*	34,387	9,242,194
Novartis AG - SP ADR	256,865	23,731,757
Pfizer, Inc.	719,719	33,157,454
Roche Holding AG - SP ADR	211,320	10,612,490
Stryker Corp.	32,300	8,950,330
UnitedHealth Group, Inc.	63,774	26,547,203
Zimmer Biomet Holdings, Inc.	86,259	12,977,667
		443,292,741
Industrials—15.6%
Allegion PLC	46,965	6,762,490
Allison Transmission Holdings, Inc.(a)	187,040	6,916,739
Altra Industrial Motion Corp.	92,300	5,405,088
AMETEK, Inc.	80,783	10,984,064
Boeing Co., (The)*	80,027	17,565,926
BWX Technologies, Inc.	217,919	12,515,088
Caterpillar, Inc.	37,841	7,979,532
Curtiss-Wright Corp.	95,781	11,664,210
Dover Corp.	70,417	12,277,908
Eaton Corp., PLC	61,566	10,365,252
EnerSys	66,415	5,618,045
Expeditors International of Washington, Inc.	73,294	9,135,364
General Dynamics Corp.	52,315	10,479,218
Howmet Aerospace, Inc.	441,605	14,020,959
Huron Consulting Group, Inc.*	138,264	6,826,094
Landstar System, Inc.	40,292	6,770,265
Leidos Holdings, Inc.	96,743	9,491,456

The accompanying notes are an integral part of the financial statements.

56  |  Annual Report 2021

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2021
BOSTON PARTNERS ALL-CAP VALUE FUND	Portfolio Of Investments (continued)

	NUMBER OF SHARES	VALUE
Industrials—(continued)
ManpowerGroup, Inc.	46,933	$5,698,605
Masco Corp.	153,445	9,317,180
Oshkosh Corp.	97,412	11,161,467
Owens Corning	108,698	10,386,094
PACCAR, Inc.	101,996	8,350,413
Robert Half International, Inc.	83,846	8,669,676
Science Applications International Corp.	173,483	14,612,473
Sensata Technologies Holding PLC*	146,969	8,697,625
Textron, Inc.	184,003	13,371,498
United Parcel Service, Inc., Class B	68,957	13,490,058
WESCO International, Inc.*	150,903	17,658,669
Westinghouse Air Brake Technologies Corp.	172,553	15,493,534
		301,684,990
Information Technology—11.2%
Amdocs Ltd.	115,628	8,906,825
Analog Devices, Inc.(a)	39,597	6,452,331
Arrow Electronics, Inc.*	85,937	10,417,283
Belden, Inc.	72,297	4,139,003
Cisco Systems, Inc.	306,098	18,065,904
Cognizant Technology Solutions Corp., Class A	198,641	15,158,295
Fidelity National Information Services, Inc.(a)	135,822	17,353,977
FleetCor Technologies, Inc.*	36,259	9,546,270
Flex Ltd.*	549,775	10,214,819
Hewlett Packard Enterprise Co.	397,275	6,141,871
Jabil, Inc.	232,302	14,351,618
NortonLifeLock, Inc.	226,579	6,017,938
Oracle Corp.	248,301	22,131,068
Qorvo, Inc.*	103,236	19,411,465
QUALCOMM, Inc.	142,117	20,847,143
SS&C Technologies Holdings, Inc.	171,823	13,000,128
TE Connectivity Ltd.	64,598	9,703,912
Western Digital Corp.*(a)	60,389	3,816,585
		215,676,435
Materials—3.6%
Cemex SAB de CV - SP ADR*	726,981	5,961,244
Corteva, Inc.	245,651	10,801,275
CRH PLC - SP ADR	203,203	10,794,143
DuPont de Nemours, Inc.	155,812	11,533,204
FMC Corp.	137,272	12,852,777
Ingevity Corp.*	64,927	5,219,482
Mosaic Co., (The)	293,096	9,431,829
Trinseo SA	71,103	3,692,379
		70,286,333
TOTAL COMMON STOCKS (Cost $1,208,954,386)		1,913,939,051
	NUMBER OF SHARES	VALUE
RIGHTS—0.0%
Information Technology—0.0%
CVR Banctec Inc. - Escrow Shares*‡	14,327	$0
TOTAL RIGHTS (Cost $0)		0
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL—6.3%
Mount Vernon Liquid Assets Portfolio, LLC, 0.09%(b)	121,525,521	121,525,521
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL (Cost $121,525,521)		121,525,521
SHORT-TERM INVESTMENTS—0.8%
U.S. Bank Money Market Deposit Account, 0.01%(b)	15,670,704	15,670,704
TOTAL SHORT-TERM INVESTMENTS (Cost $15,670,704)		15,670,704
TOTAL INVESTMENTS—106.1% (Cost $1,346,150,611)		2,051,135,276
LIABILITIES IN EXCESS OF OTHER ASSETS—(6.1)%		(118,130,919)
NET ASSETS—100.0%		$1,933,004,357

ADR	—	American Depositary Receipt
PLC	—	Public Limited Company
SP ADR	—	Sponsored American Depositary Receipt
*	—	Non-income producing.
(a)	—	All or a portion of the security is on loan. At August 31, 2021, the market value of securities on loan was $118,695,192.
(b)	—	The rate shown is as of August 31, 2021.
‡	—	Security has been valued at fair market value using significant unobservable inputs as determined in good faith by or under the direction of The RBB Fund, Inc.’s Board of Directors. As of August 31, 2021, these securities amounted to $0 or 0.0% of net assets.

Industry classifications may be different than those used for compliance monitoring purposes.

The accompanying notes are an integral part of the financial statements.

Annual Report 2021  |  57

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2021
BOSTON PARTNERS ALL-CAP VALUE FUND	Portfolio Of Investments (concluded)

A summary of the inputs used to value the Fund’s investments carried at fair value as of August 31, 2021 is as follows (see Notes to Portfolio of Investments):

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3		INVESTMENTS MEASURED AT NET ASSET VALUE*
Common Stock
Communication Services	$82,653,662	$82,653,662	$—	$—		$—
Consumer Discretionary	193,069,525	193,069,525	—	—		—
Consumer Staples	33,431,904	33,431,904	—	—		—
Energy	106,777,043	106,777,043	—	—		—
Financials	467,066,418	467,066,418	—	—		—
Health Care	443,292,741	443,292,741	—	—		—
Industrials	301,684,990	301,684,990	—	—		—
Information Technology	215,676,435	215,676,435	—	—		—
Materials	70,286,333	70,286,333	—	—		—
Rights	—	—	—	—	**	—
Investments Purchased with Proceeds from Securities Lending Collateral	121,525,521	—	—	—		121,525,521
Short-Term Investments	15,670,704	15,670,704	—	—		—
Total Assets	$2,051,135,276	$1,929,609,755	$—	$—	**	$121,525,521

*	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy included to reconcile to the amounts presented in the Portfolio of Investments.
**	Value equals zero as of the end of the reporting period.

The accompanying notes are an integral part of the financial statements.

58  |  Annual Report 2021

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2021
WPG PARTNERS SMALL/MICRO CAP VALUE FUND	Portfolio Of Investments

	NUMBER OF SHARES	VALUE
COMMON STOCKS—98.8%
Consumer Discretionary—8.4%
1-800-Flowers.com, Inc., Class A*(a)	8,794	$279,297
Academy Sports & Outdoors, Inc.*(a)	1,810	80,129
American Axle & Manufacturing Holdings, Inc.*	23,644	209,722
BJ’s Restaurants, Inc.*(a)	3,495	149,446
Del Taco Restaurants, Inc.(a)	15,777	138,838
Designer Brands, Inc., Class A*	14,584	211,468
Fossil Group, Inc.*(a)	20,160	270,144
H&R Block, Inc.(a)	20,864	535,162
Stride, Inc.*(a)	4,596	157,367
Universal Electronics, Inc.*	4,101	207,183
WW International, Inc.*	3,319	71,856
		2,310,612
Consumer Staples—1.7%
Dole PLC*	9,042	145,124
Fresh Del Monte Produce, Inc.	2,185	71,843
Landec Corp.*	11,930	129,202
Spectrum Brands Holdings, Inc.(a)	1,588	123,959
		470,128
Energy—10.3%
Delek US Holdings, Inc.*	4,831	82,658
Euronav NV(a)	29,205	238,605
Liberty Oilfield Services, Inc., Class A*	13,671	139,717
National Energy Services Reunited Corp.*	40,499	459,664
Newpark Resources, Inc.*	82,484	216,108
Oasis Petroleum, Inc.	3,365	291,375
Scorpio Tankers, Inc.	14,129	229,031
SM Energy Co.	33,367	637,310
Teekay Tankers Ltd., Class A*(a)	23,049	263,911
Vine Energy, Inc., Class A*	19,287	286,798
		2,845,177
Financials—24.6%
Ameris Bancorp(a)	7,000	344,680
Axis Capital Holdings Ltd.	10,598	542,300
Blucora, Inc.*	19,047	312,561
Essent Group Ltd.	11,579	545,139
First Foundation, Inc.(a)	21,177	508,883
First Interstate BancSystem, Inc., Class A(a)	8,078	355,917
FirstCash, Inc.(a)	2,295	196,659
Hanover Insurance Group, Inc., (The)	1,295	182,996
HomeStreet, Inc.	9,343	381,662
Ladder Capital Corp.	16,738	190,981
National Bank Holdings Corp., Class A	9,302	348,825
Peoples Bancorp, Inc.(a)	11,305	353,168
Popular, Inc.	10,505	797,750
Premier Financial Corp.	12,385	376,504
PROG Holdings, Inc.*	3,141	148,632
Sculptor Capital Management, Inc.	5,446	154,122
Triumph Bancorp, Inc.*	2,975	244,604
Washington Trust Bancorp, Inc.(a)	5,564	296,339
Webster Financial Corp.	9,995	504,947
		6,786,669
	NUMBER OF SHARES	VALUE
Health Care—3.7%
Apria, Inc.*	4,071	$145,213
Emergent BioSolutions, Inc.*(a)	1,974	124,520
Innoviva, Inc.*	6,789	103,600
Lantheus Holdings, Inc.*(a)	13,395	353,226
Natus Medical, Inc.*	5,856	155,301
PetIQ, Inc.*(a)	5,384	139,715
		1,021,575
Industrials—20.9%
ABM Industries, Inc.	2,902	143,707
AerCap Holdings NV*	7,383	398,165
Air Transport Services Group, Inc.*(a)	11,577	317,094
Argan, Inc.	7,088	328,174
Beacon Roofing Supply, Inc.*(a)	2,616	134,672
BrightView Holdings, Inc.*(a)	17,333	265,715
Cornerstone Building Brands, Inc.*	22,075	366,887
Fluor Corp.*(a)	11,646	194,022
Frontier Group Holdings, Inc.*(a)	15,960	244,667
ICF International, Inc.	2,774	259,813
JetBlue Airways Corp.*	13,484	204,013
KBR, Inc.	12,725	495,512
Knight-Swift Transportation Holdings, Inc.	7,265	377,271
Marten Transport Ltd.	15,617	243,469
Matrix Service Co.*	22,676	255,785
Maxar Technologies, Inc.(a)	6,863	218,175
PAE, Inc.*	13,644	91,278
Tutor Perini Corp.*	32,467	468,174
Univar Solutions, Inc.*	20,238	477,819
Vectrus, Inc.*	5,721	287,824
		5,772,236
Information Technology—5.6%
Axcelis Technologies, Inc.*	10,911	542,386
Celestica, Inc.*	14,995	142,452
CommScope Holding Co., Inc.*	4,593	72,569
Diebold Nixdorf, Inc.*(a)	10,234	111,346
Rambus, Inc.*(a)	8,219	195,612
SMART Global Holdings, Inc.*(a)	10,121	490,464
		1,554,829
Materials—13.9%
Capstone Mining Corp.*	24,014	105,638
Chemours Co., (The)(a)	8,733	292,643
Constellium SE*	11,223	226,929
Mosaic Co., (The)	23,349	751,371
Pactiv Evergreen, Inc.	15,999	219,986
Schweitzer-Mauduit International, Inc.	4,527	173,248
Stelco Holdings, Inc.	7,820	305,263
Tronox Holdings PLC, Class A	38,047	803,933
Valvoline, Inc.(a)	21,686	654,050
Warrior Met Coal, Inc.	13,570	303,832
		3,836,893
Real Estate—7.1%
Apple Hospitality, Inc.(a)	35,928	531,016
Brixmor Property Group, Inc.	24,504	574,619
Equity Commonwealth	4,897	128,987
LTC Properties, Inc.(a)	1,927	66,501
RMR Group, Inc., Class A, (The)	3,527	163,441
UMH Properties, Inc.	20,856	494,287
		1,958,851

The accompanying notes are an integral part of the financial statements.

Annual Report 2021  |  59

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2021
WPG PARTNERS SMALL/MICRO CAP VALUE FUND	Portfolio Of Investments (continued)

	NUMBER OF SHARES	VALUE
Utilities—2.6%
ALLETE, Inc.	2,541	$171,314
Avista Corp.	4,182	175,017
South Jersey Industries, Inc.(a)	14,932	370,463
		716,794
TOTAL COMMON STOCKS (Cost $20,657,192)		27,273,764
WARRANTS—0.0%
Energy—0.0%
TETRA Technologies, Inc. *‡	20,950	14
TOTAL WARRANTS (Cost $4,475)		14
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL—27.3%
Mount Vernon Liquid Assets Portfolio, LLC, 0.09%(b)	7,534,351	7,534,351
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL (Cost $7,534,351)		7,534,351
	NUMBER OF SHARES	VALUE
SHORT-TERM INVESTMENTS—1.3%
U.S. Bank Money Market Deposit Account, 0.01%(b)	349,083	$349,083
TOTAL SHORT-TERM INVESTMENTS (Cost $349,083)		349,083
TOTAL INVESTMENTS—127.4% (Cost $28,545,101)		35,157,212
LIABILITIES IN EXCESS OF OTHER ASSETS—(27.4)%		(7,555,063)
NET ASSETS—100.0%		$27,602,149

PLC	—	Public Limited Company
*	—	Non-income producing.
(a)	—	All or a portion of the security is on loan. At August 31, 2021, the market value of securities on loan was $7,372,273.
(b)	—	The rate shown is as of August 31, 2021.
‡	—	Security has been valued at fair market value using significant unobservable inputs as determined in good faith by or under the direction of The RBB Fund, Inc.’s Board of Directors. As of August 31, 2021, these securities amounted to $14 or 0.0% of net assets.

Industry classifications may be different than those used for compliance monitoring purposes.

The accompanying notes are an integral part of the financial statements.

60  |  Annual Report 2021

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2021
WPG PARTNERS SMALL/MICRO CAP VALUE FUND	Portfolio Of Investments (concluded)

A summary of the inputs used to value the Fund’s investments carried at fair value as of August 31, 2021 is as follows (see Notes to Portfolio of Investments):

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3	INVESTMENTS MEASURED AT NET ASSET VALUE*
Common Stock
Consumer Discretionary	$2,310,612	$2,310,612	$—	$—	$—
Consumer Staples	470,128	470,128	—	—	—
Energy	2,845,177	2,845,177	—	—	—
Financials	6,786,669	6,786,669	—	—	—
Health Care	1,021,575	1,021,575	—	—	—
Industrials	5,772,236	5,772,236	—	—	—
Information Technology	1,554,829	1,554,829	—	—	—
Materials	3,836,893	3,836,893	—	—	—
Real Estate	1,958,851	1,958,851	—	—	—
Utilities	716,794	716,794	—	—	—
Warrants	14	—	—	14	—
Investments Purchased with Proceeds from Securities Lending Collateral	7,534,351	—	—	—	7,534,351
Short-Term Investments	349,083	349,083	—	—	—
Total Assets	$35,157,212	$27,622,847	$—	$14	$7,534,351

*	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy included to reconcile to the amounts presented in the Portfolio of Investments

The accompanying notes are an integral part of the financial statements.

Annual Report 2021  |  61

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2021
BOSTON PARTNERS GLOBAL EQUITY FUND	Portfolio Of Investments

	NUMBER OF SHARES	VALUE
COMMON STOCKS—97.0%
Bermuda—1.5%
Everest Re Group Ltd.	10,720	$2,839,728
Canada—1.0%
Cenovus Energy, Inc.	209,952	1,742,319
China—0.5%
Angang Steel Co., Ltd., Class H	1,202,000	918,317
Finland—1.8%
Metso Outotec Oyj	132,810	1,420,198
Nordea Bank Abp	153,553	1,803,487
		3,223,685
France—10.4%
Airbus Group SE*	16,998	2,325,259
Capgemini SA	14,561	3,273,127
Cie de Saint-Gobain	41,808	3,030,783
Cie Generale des Etablissements Michelin SCA	5,976	967,489
Eiffage SA	21,055	2,190,744
Imerys SA	27,189	1,260,743
Klepierre SA*	48,156	1,180,594
Sanofi	29,677	3,075,681
TotalEnergies SE	39,593	1,751,301
		19,055,721
Germany—5.8%
Brenntag SE	10,311	1,040,568
Deutsche Post AG	33,090	2,326,527
Deutsche Telekom AG	47,644	1,013,066
HeidelbergCement AG	21,612	1,874,331
Rheinmetall AG	22,186	2,169,613
Siemens AG	13,810	2,291,006
		10,715,111
Hong Kong—0.5%
Topsports International Holdings Ltd.	685,000	903,187
Ireland—1.5%
CRH PLC	37,172	1,977,642
Flutter Entertainment PLC*	3,777	733,338
		2,710,980
Japan—8.8%
Asahi Group Holdings Ltd.	40,300	1,873,331
Fuji Corp.	50,200	1,299,526
Fuji Electric Co., Ltd.	24,300	1,051,249
Hitachi Ltd.	33,300	1,840,375
Honda Motor Co., Ltd.	83,800	2,536,345
Komatsu Ltd.	48,300	1,174,787
Mitsubishi Gas Chemical Co., Inc.	36,300	683,988
Sony Group Corp.	27,000	2,791,675
Sumitomo Mitsui Financial Group, Inc.	28,400	980,247
Yamaha Motor Co., Ltd.	72,500	1,844,525
		16,076,048
Netherlands—4.6%
Aalberts NV	17,145	1,070,637
ING Groep NV	161,746	2,231,184
NXP Semiconductors NV(a)	4,952	1,065,324
Signify NV	16,429	920,396
Stellantis NV	154,012	3,087,275
		8,374,816
Norway—0.5%
Norsk Hydro ASA	132,672	915,867
	NUMBER OF SHARES	VALUE
Singapore—1.3%
DBS Group Holdings Ltd.	40,410	$896,014
United Overseas Bank Ltd.	81,100	1,535,327
		2,431,341
South Korea—3.1%
KB Financial Group, Inc.	49,290	2,242,205
POSCO	3,156	908,392
Samsung Electronics Co., Ltd.	15,653	1,033,383
SK Telecom Co., Ltd.	5,860	1,506,661
		5,690,641
Sweden—2.9%
Loomis AB	47,945	1,487,890
Svenska Handelsbanken AB, Class A	156,613	1,759,814
Volvo AB, Class B	93,367	2,114,092
		5,361,796
Switzerland—4.5%
Adecco Group AG	13,146	731,278
Glencore PLC	577,555	2,603,473
Novartis AG	28,103	2,599,271
STMicroelectronics NV	50,145	2,233,792
		8,167,814
United Kingdom—5.8%
Entain PLC*	54,829	1,457,131
IMI PLC	55,469	1,390,974
Inchcape PLC	103,581	1,309,448
Liberty Global PLC, Class A*	42,197	1,212,742
Melrose Industries PLC*	492,382	1,136,953
Persimmon PLC	28,111	1,137,696
Pets at Home Group PLC	8,157	56,171
Travis Perkins PLC*	86,447	2,141,710
WH Smith PLC*	38,059	855,426
		10,698,251
United States—42.5%
AbbVie, Inc.	15,001	1,811,821
Allstate Corp., (The)	9,825	1,329,126
Anthem, Inc.	4,802	1,801,374
Applied Materials, Inc.	8,889	1,201,171
AutoZone, Inc.*(a)	1,194	1,849,685
Bank of America Corp.(a)	29,887	1,247,782
Carter’s, Inc.	22,236	2,276,522
Charles Schwab Corp., (The)	16,535	1,204,575
Charter Communications, Inc., Class A*(a)	3,234	2,641,078
Cigna Corp.	11,105	2,350,373
Cisco Systems, Inc.	47,533	2,805,398
Citigroup, Inc.	13,128	944,034
Concentrix Corp.*	13,709	2,377,003
CVS Health Corp.	32,046	2,768,454
Diamondback Energy, Inc.	24,406	1,882,679
DuPont de Nemours, Inc.	40,974	3,032,895
Eagle Materials, Inc.	6,283	985,426
Eaton Corp., PLC	8,889	1,496,552
Fifth Third Bancorp	47,151	1,832,288
FMC Corp.	8,509	796,698
Goldman Sachs Group, Inc., (The)	7,416	3,066,590
HollyFrontier Corp.	39,779	1,286,055
Huntington Bancshares, Inc.	90,658	1,407,919
JPMorgan Chase & Co.	12,958	2,072,632
KeyCorp	109,908	2,233,331
LKQ Corp.*	47,955	2,526,749

The accompanying notes are an integral part of the financial statements.

62  |  Annual Report 2021

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2021
BOSTON PARTNERS GLOBAL EQUITY FUND	Portfolio Of Investments (continued)

	NUMBER OF SHARES	VALUE
United States—(continued)
Marathon Petroleum Corp.	27,773	$1,646,106
McKesson Corp.	11,297	2,306,170
Medtronic PLC	5,907	788,466
Merck & Co., Inc.	16,784	1,280,451
Micron Technology, Inc.(a)	25,638	1,889,521
Mohawk Industries, Inc.*	4,454	880,823
Nexstar Media Group, Inc., Class A	12,409	1,858,248
Oracle Corp.	11,095	988,897
Oshkosh Corp.	11,740	1,345,169
Owens Corning	23,455	2,241,125
Pioneer Natural Resources Co.	7,486	1,120,430
QUALCOMM, Inc.	7,195	1,055,435
Schlumberger Ltd.	23,122	648,341
Science Applications International Corp.(a)	15,198	1,280,127
Sensata Technologies Holding PLC*	29,502	1,745,928
Synchrony Financial(a)	46,157	2,296,311
TE Connectivity Ltd.	9,624	1,445,717
Textron, Inc.	19,605	1,424,695
US Foods Holding Corp.*	26,127	888,318
Valvoline, Inc.	53,842	1,623,875
		77,982,363
TOTAL COMMON STOCKS (Cost $131,161,139)		177,807,985
PREFERRED STOCKS—1.1%
Germany—0.7%
Volkswagen AG 2.413%	5,642	1,341,974
South Korea—0.4%
Samsung Electronics Co., Ltd. 4.274%	12,025	733,122
TOTAL PREFERRED STOCKS (Cost $1,779,369)		2,075,096
	NUMBER OF SHARES	VALUE
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL—3.4%
Mount Vernon Liquid Assets Portfolio, LLC, 0.09%(b)	6,303,542	$6,303,542
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL (Cost $6,303,542)		6,303,542
SHORT-TERM INVESTMENTS—1.4%
U.S. Bank Money Market Deposit Account, 0.01%(b)	2,579,174	2,579,174
TOTAL SHORT-TERM INVESTMENTS (Cost $2,579,174)		2,579,174
TOTAL INVESTMENTS—102.9% (Cost $141,823,224)		188,765,797
LIABILITIES IN EXCESS OF OTHER ASSETS—(2.9)%		(5,332,409)
NET ASSETS—100.0%		$183,433,388

PLC	—	Public Limited Company
*	—	Non-income producing.
(a)	—	All or a portion of the security is on loan. At August 31, 2021, the market value of securities on loan was $6,200,112.
(b)	—	The rate shown is as of August 31, 2021.

The accompanying notes are an integral part of the financial statements.

Annual Report 2021  |  63

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2021
BOSTON PARTNERS GLOBAL EQUITY FUND	Portfolio Of Investments (concluded)

A summary of the inputs used to value the Fund’s investments carried at fair value as of August 31, 2021 is as follows (see Notes to Portfolio of Investments):

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3	INVESTMENTS MEASURED AT NET ASSET VALUE*
Common Stock
Bermuda	$2,839,728	$2,839,728	$—	$—	$—
Canada	1,742,319	1,742,319	—	—	—
China	918,317	—	918,317	—	—
Finland	3,223,685	—	3,223,685	—	—
France	19,055,721	—	19,055,721	—	—
Germany	10,715,111	—	10,715,111	—	—
Hong Kong	903,187	—	903,187	—	—
Ireland	2,710,980	—	2,710,980	—	—
Japan	16,076,048	—	16,076,048	—	—
Netherlands	8,374,816	1,065,324	7,309,492	—	—
Norway	915,867	—	915,867	—	—
Singapore	2,431,341	—	2,431,341	—	—
South Korea	5,690,641	—	5,690,641	—	—
Sweden	5,361,796	1,487,890	3,873,906	—	—
Switzerland	8,167,814	—	8,167,814	—	—
United Kingdom	10,698,251	2,522,190	8,176,061	—	—
United States	77,982,363	77,982,363	—	—	—
Preferred Stock
Germany	1,341,974	—	1,341,974	—	—
South Korea	733,122	—	733,122	—	—
Investments Purchased with Proceeds from Securities Lending Collateral	6,303,542	—	—	—	6,303,542
Short-Term Investments	2,579,174	2,579,174	—	—	—
Total Assets	$188,765,797	$90,218,988	$92,243,267	$—	$6,303,542

*	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy to the amounts presented in the Portfolio of Investments

The accompanying notes are an integral part of the financial statements.

64 |  Annual Report 2021

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2021
BOSTON PARTNERS GLOBAL LONG/SHORT FUND	Portfolio Of Investments

	NUMBER OF SHARES	VALUE
LONG POSITIONS—100.3%
COMMON STOCKS—-93.5%
Australia—0.7%
Whitehaven Coal Ltd.*	425,670	$781,355
Bermuda—2.1%
Everest Re Group Ltd.†	8,751	2,318,140
Canada—2.2%
Cenovus Energy, Inc.	191,874	1,592,296
Kinross Gold Corp.	123,971	745,801
		2,338,097
China—0.7%
Angang Steel Co., Ltd., Class H	1,014,000	774,687
Finland—0.6%
Metso Outotec Oyj	56,422	603,346
France—7.7%
Airbus Group SE*	9,916	1,356,469
Cie de Saint-Gobain	7,207	522,456
Eiffage SA	12,027	1,251,393
Imerys SA	20,864	967,456
Klepierre SA*	34,123	836,560
Rexel SA*	52,066	1,089,952
Sanofi	21,499	2,228,125
		8,252,411
Germany—3.7%
Deutsche Telekom AG	62,936	1,338,223
HeidelbergCement AG	8,238	714,452
Siemens AG	11,711	1,942,793
		3,995,468
Hong Kong—0.5%
Topsports International Holdings Ltd.	401,000	528,727
Ireland—0.6%
Flutter Entertainment PLC*	3,654	709,457
Italy—0.8%
Enel SpA	97,128	884,878
Japan—7.8%
Fuji Corp.	30,500	789,553
Honda Motor Co., Ltd.	55,800	1,688,879
Komatsu Ltd.	38,500	936,425
Mitsubishi Gas Chemical Co., Inc.	14,900	280,755
Sony Group Corp.	14,200	1,468,214
Sumitomo Heavy Industries Ltd.	33,000	863,267
Sumitomo Mitsui Financial Group, Inc.	18,900	652,347
Tosoh Corp.	17,200	312,187
TS Tech Co., Ltd.	32,600	441,573
Yamaha Motor Co., Ltd.	39,500	1,004,948
		8,438,148
Macao—0.2%
Wynn Macau Ltd.*	218,800	246,530
Netherlands—3.1%
ING Groep NV	78,659	1,085,051
NXP Semiconductors NV	3,595	773,392
Stellantis NV	74,290	1,489,195
		3,347,638
Norway—1.0%
Norsk Hydro ASA	156,536	1,080,606
	NUMBER OF SHARES	VALUE
South Korea—3.3%
Hana Financial Group, Inc.	23,433	$907,419
KB Financial Group, Inc.	20,541	934,411
POSCO	1,358	390,874
SK Telecom Co., Ltd.	4,969	1,277,576
		3,510,280
Sweden—3.1%
Svenska Handelsbanken AB, Class A	102,029	1,146,470
Volvo AB, Class B	95,497	2,162,321
		3,308,791
Switzerland—6.2%
Glencore PLC	454,989	2,050,976
Novartis AG	13,103	1,211,908
Roche Holding AG	1,669	670,195
STMicroelectronics NV	23,052	1,026,890
UBS Group AG	100,138	1,670,426
		6,630,395
Taiwan—0.6%
Formosa Sumco Technology Corp.	96,000	641,371
United Kingdom—9.9%
Coca-Cola Europacific Partners PLC†	21,060	1,216,004
IMI PLC	44,359	1,112,373
Liberty Global PLC, Class A*	57,048	1,639,560
Melrose Industries PLC*	410,249	947,301
Morgan Advanced Materials PLC	136,442	753,293
Pets at Home Group PLC	86,172	593,398
SSE PLC	29,728	667,819
Tesco PLC	485,213	1,703,404
Travis Perkins PLC*	81,236	2,012,608
		10,645,760
United States—38.7%
AbbVie, Inc.†	10,672	1,288,964
Allison Transmission Holdings, Inc.†	15,310	566,164
Alphabet, Inc., Class C*†	706	2,053,923
Applied Materials, Inc.†	3,780	510,791
AutoZone, Inc.*	779	1,206,788
Carter’s, Inc.†	13,915	1,424,618
Centene Corp.*†	13,462	847,837
CF Industries Holdings, Inc.†	23,063	1,047,521
Cigna Corp.	3,205	678,338
Cisco Systems, Inc.†	29,019	1,712,701
Citigroup, Inc.†	19,471	1,400,160
CommScope Holding Co., Inc.*	27,141	428,828
Concentrix Corp.*†	8,926	1,547,679
CVS Health Corp.†	15,695	1,355,891
Diamondback Energy, Inc.†	19,294	1,488,339
DuPont de Nemours, Inc.#†	18,283	1,353,308
Envista Holdings Corp.*†	38,808	1,660,594
Facebook, Inc., Class A*†	1,754	665,433
FleetCor Technologies, Inc.*	2,846	749,295
FMC Corp.†	8,987	841,453
Hasbro, Inc.	10,168	999,616
HollyFrontier Corp.	30,752	994,212
JPMorgan Chase & Co.†	7,203	1,152,120
KeyCorp†	63,077	1,281,725
KLA Corp.#	3,002	1,020,560
Lennar Corp., Class A#†	7,507	805,576
McKesson Corp.†	6,365	1,299,351
Micron Technology, Inc.†	17,270	1,272,799
Microsoft Corp.†	3,793	1,145,031

The accompanying notes are an integral part of the financial statements.

Annual Report 2021  |  65

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2021
BOSTON PARTNERS GLOBAL LONG/SHORT FUND	Portfolio Of Investments (continued)

	NUMBER OF SHARES	VALUE
United States—(continued)
Oracle Corp.#†	17,913	$1,596,586
Science Applications International Corp.†	7,940	668,786
Sensata Technologies Holding PLC*†	29,462	1,743,561
Stride, Inc.*†	18,928	648,095
Tronox Holdings PLC, Class A	45,333	957,886
Virtu Financial, Inc., Class A†	21,610	529,013
Wells Fargo & Co.#†	41,795	1,910,032
Westinghouse Air Brake Technologies Corp.	9,175	823,823
		41,677,397
TOTAL COMMON STOCKS (Cost $80,610,524)		100,713,482
PREFERRED STOCKS—1.6%
Germany—1.6%
Volkswagen AG 2.413%	7,057	1,678,538
TOTAL PREFERRED STOCKS (Cost $1,441,870)		1,678,538
SHORT-TERM INVESTMENTS—5.2%
U.S. Bank Money Market Deposit Account, 0.01%(a)	5,569,793	5,569,793
TOTAL SHORT-TERM INVESTMENTS (Cost $5,569,793)		5,569,793
TOTAL INVESTMENTS—100.3% (Cost $87,622,187)		107,961,813
SECURITIES SOLD SHORT—(36.9%)
COMMON STOCKS—(36.9%)
Australia—(2.2%)
Afterpay Ltd.*	(6,232)	(606,184)
Commonwealth Bank of Australia	(9,445)	(688,183)
Technology One Ltd.	(40,008)	(288,128)
WiseTech Global Ltd.	(21,537)	(757,050)
		(2,339,545)
Canada—(0.3%)
Cargojet, Inc.	(2,327)	(385,943)
China—(0.4%)
ZTO Express Cayman, Inc. - ADR	(14,026)	(395,673)
Denmark—(0.4%)
Ambu A/S, Class B	(12,519)	(395,926)
France—(0.9%)
JCDecaux SA*	(21,556)	(601,374)
Remy Cointreau SA	(1,948)	(383,617)
		(984,991)
Germany—(0.6%)
Zalando SE*	(5,647)	(626,109)
Israel—(0.5%)
Fiverr International Ltd.*	(2,777)	(498,499)
Japan—(3.3%)
Fujitsu General Ltd.	(15,100)	(376,935)
Hirose Electric Co., Ltd.	(3,100)	(516,134)
Mercari, Inc.*	(8,200)	(404,608)
MonotaRO Co., Ltd.	(17,300)	(383,417)
Nidec Corp.	(6,100)	(696,796)
Nomura Holdings, Inc.	(84,200)	(406,622)
Odakyu Electric Railway Co., Ltd.	(10,800)	(251,636)
PeptiDream, Inc.*	(5,700)	(200,852)
Yamazaki Baking Co., Ltd.	(17,600)	(288,618)
		(3,525,618)
	NUMBER OF SHARES	VALUE
Luxembourg—(0.2%)
Spotify Technology SA*	(1,175)	$(275,350)
New Zealand—(0.4%)
Xero Ltd.*	(3,743)	(413,989)
Norway—(1.3%)
Equinor ASA	(26,855)	(569,169)
NEL ASA*	(161,781)	(265,729)
Yara International ASA	(11,749)	(590,069)
		(1,424,967)
Singapore—(0.5%)
Singapore Airlines Ltd.*	(133,000)	(498,595)
Sweden—(2.4%)
Dometic Group AB	(35,731)	(566,756)
Epiroc AB*	(33,468)	(734,421)
Essity AB, Class B	(22,487)	(721,782)
Telia Co., AB	(120,371)	(517,519)
		(2,540,478)
Switzerland—(2.9%)
ABB Ltd.	(15,125)	(559,544)
Belimo Holding AG*	(797)	(415,609)
Credit Suisse Group AG	(36,895)	(390,848)
Kuehne + Nagel International AG	(1,693)	(618,737)
Stadler Rail AG	(9,984)	(432,613)
VAT Group AG	(1,820)	(762,307)
		(3,179,658)
United Kingdom—(0.3%)
Renishaw PLC	(5,083)	(377,584)
United States—(20.3%)
Appfolio, Inc., Class A*	(4,898)	(578,454)
Appian Corp.*	(2,006)	(215,043)
Beyond Meat, Inc.*	(1,866)	(223,248)
Blackline, Inc.*	(5,619)	(613,033)
Calix, Inc.*	(11,992)	(558,827)
Cal-Maine Foods, Inc.	(15,521)	(561,239)
CarMax, Inc.*	(3,252)	(407,183)
Carvana Co.*	(1,459)	(478,639)
Chart Industries, Inc.*	(3,180)	(599,048)
Chewy, Inc., Class A*	(3,305)	(291,237)
Choice Hotels International, Inc.	(3,310)	(395,082)
Cincinnati Financial Corp.	(5,360)	(661,424)
Compass Minerals International, Inc.	(7,028)	(470,384)
Credit Acceptance Corp.*	(467)	(270,711)
Cree, Inc.*	(5,194)	(441,386)
CVB Financial Corp.	(25,456)	(518,284)
Danimer Scientific, Inc.*	(9,547)	(186,548)
DoorDash, Inc., Class A*	(2,780)	(532,092)
DraftKings, Inc., Class A*	(8,478)	(502,661)
Dun & Bradstreet Holdings, Inc.*	(10,912)	(200,017)
Ecolab, Inc.	(1,040)	(234,374)
Enerpac Tool Group Corp.	(22,144)	(557,143)
First Financial Bankshares, Inc.	(16,809)	(800,445)
Floor & Decor Holdings, Inc., Class A*	(2,508)	(309,236)
Fulgent Genetics, Inc.*	(2,891)	(263,775)
GoodRx Holdings, Inc., Class A*	(6,777)	(257,662)
Greif, Inc., Class A	(8,693)	(550,441)
Hormel Foods Corp.	(15,480)	(704,959)
Lemonade, Inc.*	(4,889)	(369,315)
Multiplan Corp.*	(31,508)	(189,048)
Netflix, Inc.*	(1,057)	(601,634)
Nevro Corp.*	(2,704)	(329,888)

The accompanying notes are an integral part of the financial statements.

66  |  Annual Report 2021

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2021
BOSTON PARTNERS GLOBAL LONG/SHORT FUND	Portfolio Of Investments (continued)

	NUMBER OF SHARES	VALUE
United States—(continued)
Nikola Corp.*	(18,127)	$(189,065)
Novanta, Inc.*	(3,363)	(515,279)
Okta, Inc.*	(1,624)	(428,086)
Packaging Corp of America	(1,947)	(295,360)
Quaker Chemical Corp.	(1,381)	(357,845)
Redfin Corp.*	(10,563)	(513,045)
RLI Corp.	(2,729)	(298,089)
Shake Shack, Inc., Class A*#	(5,172)	(448,671)
Southern Copper Corp.	(10,041)	(628,466)
Stitch Fix, Inc., Class A*	(8,110)	(339,890)
Teladoc Health, Inc.*	(2,352)	(339,676)
Tesla, Inc.*	(1,906)	(1,402,282)
Texas Roadhouse, Inc.	(3,660)	(347,700)
Vail Resorts, Inc.*	(2,132)	(649,940)
Wayfair, Inc., Class A*	(1,999)	(561,219)
Westamerica Bancorporation	(7,835)	(444,558)
WW International, Inc.*	(12,128)	(262,571)
		(21,894,202)
TOTAL COMMON STOCKS (Proceeds $(37,585,400))		(39,757,127)
TOTAL SECURITIES SOLD SHORT—(36.9%) (Proceeds $(37,585,400))		(39,757,127)

	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	VALUE
OPTIONS WRITTEN††—(0.7%)
Call Options Written—(0.6%)
DuPont de Nemours, Inc.
Expiration:
01/21/2022, Exercise Price: 85.00	(106)	(784,612)	(11,448)
KLA Corp.
Expiration:
01/21/2022, Exercise Price: 350.00	(29)	(985,884)	(66,700)
Lennar Corp.
Expiration:
11/19/2021, Exercise Price: 95.00	(74)	(794,094)	(110,852)
	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	VALUE
Call Options Written—(continued)
Oracle Corp.
Expiration:
01/21/2022, Exercise Price: 67.50	(149)	(1,328,037)	$(338,975)
Wells Fargo & Co.
Expiration:
12/17/2021, Exercise Price: 42.50	(197)	(900,290)	(94,954)
Wells Fargo & Co.
Expiration:
01/21/2022, Exercise Price: 50.00	(216)	(987,120)	(39,960)
TOTAL CALL OPTIONS WRITTEN (Premiums received $(564,440))			(662,889)
Put Options Written—(0.1%)
Shake Shack, Inc., Class A
Expiration:
12/17/2021, Exercise Price: 90.00	(27)	(234,225)	(27,675)
TOTAL PUT OPTIONS WRITTEN (Premiums received $(29,415))			(27,675)
TOTAL OPTIONS WRITTEN (Premiums received $(593,855))			(690,564)
OTHER ASSETS IN EXCESS OF LIABILITIES—37.3%			40,136,937
NET ASSETS—100.0%			$107,651,059

ADR	—	American Depositary Receipt
PLC	—	Public Limited Company
*	—	Non-income producing.
(a)	—	The rate shown is as of August 31, 2021.
†	—	Security position is either entirely or partially held in a segregated account as collateral for securities sold short.
#	—	Security segregated as collateral for options written.
††	—	Primary risk exposure is equity contracts.

The accompanying notes are an integral part of the financial statements.

Annual Report 2021  |  67

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2021
BOSTON PARTNERS GLOBAL LONG/SHORT FUND	Portfolio Of Investments (continued)

Contracts For Difference held by the Fund at August 31, 2021, are as follows:

REFERENCE COMPANY	COUNTERPARTY	EXPIRATION DATE	FINANCING RATE	PAYMENT FREQUENCY	NUMBER OF CONTRACTS LONG/ (SHORT)	NOTIONAL AMOUNT	UNREALIZED APPRECIATION (DEPRECIATION)
Long
Netherlands
Royal Dutch Shell PLC, Class A	Goldman Sachs	09/16/2025	0.05%	Monthly	40,484	$796,823	$(8,810)
United Kingdom
GVC LN	Goldman Sachs	09/18/2025	0.05	Monthly	31,967	849,553	21,026
Total Long						1,646,376	12,216
Short
South Korea
POSCO Chemical Co., Ltd.	Morgan Stanley	09/20/2022	0.09	Monthly	(3,051)	$(409,186)	$(28,258)
Taiwan
Acer, Inc.	Goldman Sachs	09/18/2025	0.08	Monthly	(389,000)	(353,719)	(3,885)
Advantech Co., Ltd.	Morgan Stanley	09/22/2022	0.09	Monthly	(40,000)	(557,129)	(46,847)
Formosa Petrochemical Corp.	Macquarie	12/21/2021	0.08	Monthly	(120,000)	(423,476)	(12,991)
						(1,334,324)	(63,723)
United Kingdom
Antofagasta PLC	Goldman Sachs	09/18/2025	0.05	Monthly	(29,252)	(585,563)	16,724
Ashmore Group PLC	Goldman Sachs	09/16/2025	0.05	Monthly	(80,024)	(439,205)	(19,856)
Domino’s Pizza Group PLC	Goldman Sachs	09/18/2025	0.05	Monthly	(63,259)	(357,802)	477
Fevertree Drinks PLC	Goldman Sachs	09/16/2025	0.05	Monthly	(8,737)	(266,909)	15,461
HSBC Holdings PLC	Goldman Sachs	09/16/2025	0.05	Monthly	(68,096)	(361,568)	18,350
Pearson PLC	Goldman Sachs	09/18/2025	0.05	Monthly	(29,681)	(313,235)	(2,324)
Schroders PLC	Goldman Sachs	09/18/2025	0.05	Monthly	(8,762)	(455,357)	(8,489)
Whitbread PLC	Goldman Sachs	09/16/2025	0.05	Monthly	(11,904)	(525,030)	(30,176)
						(3,304,669)	(9,833)
Total Short						(5,048,179)	(101,814)
Net unrealized gain/(loss) on Contracts For Difference							$(89,598)

The accompanying notes are an integral part of the financial statements.

68  |  Annual Report 2021

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2021
BOSTON PARTNERS GLOBAL LONG/SHORT FUND	Portfolio Of Investments (concluded)

A summary of the inputs used to value the Fund’s investments carried at fair value as of August 31, 2021 is as follows (see Notes to Portfolio of Investments):

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Common Stock
Australia	$781,355	$—	$781,355	$—
Bermuda	2,318,140	2,318,140	—	—
Canada	2,338,097	2,338,097	—	—
China	774,687	—	774,687	—
Finland	603,346	—	603,346	—
France	8,252,411	—	8,252,411	—
Germany	3,995,468	—	3,995,468	—
Hong Kong	528,727	—	528,727	—
Ireland	709,457	—	709,457	—
Italy	884,878	—	884,878	—
Japan	8,438,148	—	8,438,148	—
Macao	246,530	—	246,530	—
Netherland	3,347,638	773,392	2,574,246	—
Norway	1,080,606	—	1,080,606	—
South Korea	3,510,280	—	3,510,280	—
Sweden	3,308,791	—	3,308,791	—
Switzerland	6,630,395	—	6,630,395	—
Taiwan	641,371	—	641,371	—
United Kingdom	10,645,760	2,855,564	7,790,196	—
United States	41,677,397	41,677,397	—	—
Preferred Stock Germany	1,678,538	—	1,678,538	—
Short-Term Investments	5,569,793	5,569,793	—	—
Contracts For Difference Equity Contracts	72,038	72,038	—	—
Total Assets	$108,033,851	$55,604,421	$52,429,430	$—

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Securities Sold Short
Australia	$(2,339,545)	$—	$(2,339,545)	$—
Canada	(385,943)	(385,943)	—	—
China	(395,673)	(395,673)	—	—
Denmark	(395,926)	—	(395,926)	—
France	(984,991)	—	(984,991)	—
Germany	(626,109)	—	(626,109)	—
Israel	(498,499)	(498,499)	—	—
Japan	(3,525,618)	—	(3,525,618)	—
Luxembourg	(275,350)	(275,350)	—	—
New Zealand	(413,989)	—	(413,989)	—
Norway	(1,424,967)	—	(1,424,967)	—
Singapore	(498,595)	—	(498,595)	—
Sweden	(2,540,478)	—	(2,540,478)	—
Switzerland	(3,179,658)	(432,613)	(2,747,045)	—
United Kingdom	(377,584)	—	(377,584)	—
United States	(21,894,202)	(21,894,202)	—	—
Options Written Equity Contracts	(690,564)	(323,914)	(366,650)	—
Contracts For Difference Equity Contracts	(161,636)	(161,636)	—	—
Total Liabilities	$(40,609,327)	$(24,367,830)	$(16,241,497)	$—

The accompanying notes are an integral part of the financial statements.

Annual Report 2021  |  69

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2021
BOSTON PARTNERS EMERGING MARKETS DYNAMIC EQUITY FUND	Portfolio Of Investments

LONG POSITIONS—84.8%
COMMON STOCKS—55.4%
Brazil—3.7%
Clear Sale SA*	11,108	$56,154
Eletromidia SA*	457,278	1,636,041
Sendas Distribuidora SA	183,500	602,937
		2,295,132
China—14.5%
Agricultural Bank of China Ltd., Class H	610,000	204,495
Alibaba Group Holding Ltd.*	22,100	462,765
Baidu, Inc. - SP ADR*†	2,443	383,600
China Construction Bank Corp., Class H	292,000	210,403
China Yongda Automobiles Services Holdings Ltd.	993,000	1,663,864
CIFI Holdings Group Co., Ltd.	772,195	519,087
Industrial & Commercial Bank of China Ltd., Class H	525,000	292,359
JNBY Design Ltd.	186,000	441,955
Longfor Group Holdings Ltd.	117,000	506,296
Luxi Chemical Group Co., Ltd., Class A	234,000	837,551
Ping An Insurance Group Co. of China Ltd., Class H	110,466	855,348
Tongcheng-Elong Holdings Ltd.*	179,200	417,748
Zhongsheng Group Holdings Ltd.	256,000	2,140,416
		8,935,887
Greece—0.7%
JUMBO SA	26,538	416,826
Hong Kong—3.4%
Swire Properties Ltd.	210,600	569,193
WH Group Ltd.	1,773,000	1,537,840
		2,107,033
Hungary—1.4%
OTP Bank PLC*	14,147	854,363
India—4.5%
Bharti Airtel Ltd.	55,580	504,338
Hindustan Petroleum Corp., Ltd.	329,737	1,201,963
UPL Ltd.	102,019	1,032,750
		2,739,051
Indonesia—0.8%
Bank Pembangunan Daerah Jawa Timur Tbk PT	6,572,500	329,325
Wismilak Inti Makmur Tbk PT	5,459,600	181,551
		510,876
Malaysia—2.0%
Bumi Armada Bhd*	4,380,500	472,990
Lotte Chemical Titan Holding Bhd	681,000	419,578
Uchi Technologies Bhd	470,100	356,274
		1,248,842
Mexico—2.0%
Concentradora Fibra Danhos SA de CV	405,000	503,729
Macquarie Mexico Real Estate Management SA de CV	561,500	725,499
		1,229,228
Russia—2.5%
Fix Price Group Ltd. - GDR	100,129	$934,704
Sberbank of Russia PJSC - SP ADR	33,555	599,628
		1,534,332
South Africa—1.8%
Naspers Ltd., Class N	275	47,448
Pick n Pay Stores Ltd.	132,563	533,150
SPAR Group Ltd., (The)	35,107	501,800
		1,082,398
South Korea—6.2%
Innocean Worldwide, Inc.	8,853	446,363
KakaoBank Corp.*	2,194	158,762
KB Financial Group, Inc.	15,045	684,398
Krafton, Inc.*	262	111,064
Osstem Implant Co., Ltd.	4,579	631,673
SK Hynix, Inc.	19,396	1,775,906
		3,808,166
Taiwan—10.7%
Fusheng Precision Co., Ltd.	65,000	425,051
Ginko International Co., Ltd.	37,000	279,426
Global Mixed Mode Technology, Inc.	86,000	809,470
Lotes Co., Ltd.	17,000	330,466
Nanya Technology Corp.	255,000	608,068
O-TA Precision Industry Co., Ltd.	55,000	314,866
Pegavision Corp.	20,000	431,087
Tripod Technology Corp.	228,000	940,767
Wiwynn Corp.	70,000	2,443,744
		6,582,945
United States—1.0%
Micron Technology, Inc.†	7,894	581,788
Uruguay—0.2%
Dlocal Ltd.*†	1,413	90,432
TOTAL COMMON STOCKS (Cost $30,412,591)		34,017,299
PREFERRED STOCKS—5.0%
Brazil—1.6%
Randon SA Implementos e participacoes 5.548%*	452,300	1,005,053
Chile—0.8%
Embotelladora Andina SA 6.317%	198,714	472,233
South Korea—2.6%
Samsung Electronics Co., Ltd. 4.274%	25,963	1,582,872
TOTAL PREFERRED STOCKS (Cost $2,472,780)		3,060,158
RIGHTS—0.0%
Taiwan—0.0%
Lotes Co., Ltd.*	328	0
TOTAL RIGHTS (Cost $560)		0
SHORT-TERM INVESTMENTS—24.4%
U.S. Bank Money Market Deposit Account, 0.01%(a)	14,998,445	14,998,445
TOTAL SHORT-TERM INVESTMENTS (Cost $14,998,445)		14,998,445
TOTAL INVESTMENTS—84.8% (Cost $47,884,376)		52,075,902

The accompanying notes are an integral part of the financial statements.

70  |  Annual Report 2021

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2021
BOSTON PARTNERS EMERGING MARKETS DYNAMIC EQUITY FUND	Portfolio Of Investments (continued)

	NUMBER OF SHARES	VALUE
SECURITIES SOLD SHORT—(0.7%)
COMMON STOCKS—(0.7%)
United Kingdom—(0.7%)
Antofagasta PLC	(21,761)	$(435,915)
TOTAL COMMON STOCKS (Proceeds $(209,456))		(435,915)
TOTAL SECURITIES SOLD SHORT—(0.7%)
(Proceeds $(209,456))		(435,915)
OTHER ASSETS IN EXCESS OF LIABILITIES—15.9%		9,789,634
NET ASSETS—100.0%		$61,429,621

GDR	—	Global Depositary Receipt
PLC	—	Public Limited Company
SP ADR	—	Sponsored American Depositary Receipt
*	—	Non-income producing.
†	—	Security position is either entirely or partially held in a segregated account as collateral for securities sold short.
(a)	—	The rate shown is as of August 31, 2021.

The accompanying notes are an integral part of the financial statements.

Annual Report 2021  |  71

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2021
BOSTON PARTNERS EMERGING MARKETS DYNAMIC EQUITY FUND	Portfolio Of Investments (continued)

Contracts For Difference held by the Fund at August 31, 2021, are as follows:

REFERENCE COMPANY	COUNTERPARTY	EXPIRATION DATE	FINANCING RATE	PAYMENT FREQUENCY	NUMBER OF CONTRACTS LONG/ (SHORT)	NOTIONAL AMOUNT	UNREALIZED APPRECIATION (DEPRECIATION)
Long
Austria
Raiffeisen Bank International AG	Morgan Stanley	9/20/2022	-0.56%	Monthly	27,616	$663,238	$(16,253)
Chile
Banco Santander-Chile - ADR	Morgan Stanley	9/20/2022	0.09	Monthly	11,792	248,222	13,035
China
Alibaba Group Holding Ltd.	Goldman Sachs	9/16/2025	0.07	Monthly	18,100	385,158	(14,747)
Alibaba Group Holding Ltd. - SP ADR	Goldman Sachs	9/16/2025	0.07	Monthly	1,205	201,223	(8,167)
Anhui Heli Co., Ltd.	Goldman Sachs	9/16/2025	0.09	Monthly	517,900	822,941	(60,255)
Anhui Liuguo Chemical Co.	Goldman Sachs	9/16/2025	0.09	Monthly	448,200	511,083	109,894
China Bluechemical Ltd., Class H	Goldman Sachs	9/16/2025	0.07	Monthly	1,252,000	387,957	(59,668)
China Yongda Automobiles Services Holdings Ltd.	Goldman Sachs	9/16/2025	0.07	Monthly	379,500	636,286	(24,536)
Netdragon Websoft Holdings Ltd.	Goldman Sachs	9/18/2025	0.07	Monthly	64,000	143,183	19,230
Tencent Holdings Ltd.	Goldman Sachs	9/16/2025	0.07	Monthly	14,600	903,319	86,555
Yunnan Yuntianhua Co.	Goldman Sachs	9/16/2025	0.09	Monthly	184,700	706,428	206,740
						4,697,578	255,046
France
TotalEnergies SE	Goldman Sachs	9/18/2025	-0.57	Monthly	18,750	826,783	(10,578)
Hong Kong
Haitian International Holdings Ltd.	Goldman Sachs	9/16/2025	0.07	Monthly	158,000	605,391	19,181
Mexico
Grupo Comercial Chedraui SA de CV	Morgan Stanley	9/20/2022	0.09	Monthly	206,500	322,952	(275)
Portugal
Jeronimo Martins SGPS SA	Goldman Sachs	9/18/2025	-0.57	Monthly	11,675	247,445	427
Russia
Detsky Mir PJSC	Goldman Sachs	9/18/2025	0.09	Monthly	272,210	515,623	3,624
Sberbank PJSC - SP ADR	Goldman Sachs	9/16/2025	0.09	Monthly	39,641	712,016	(9,689)
						1,227,639	(6,065)
Singapore
DBS Group Holdings Ltd.	Goldman Sachs	9/16/2025	0.15	Monthly	36,051	803,636	(13,596)
Golden Agri-Resources Ltd.	Goldman Sachs	9/16/2025	0.15	Monthly	7,197,000	1,231,220	(53,822)
United Overseas Bank Ltd.	Goldman Sachs	9/16/2025	0.15	Monthly	21,200	403,359	(6,874)
						2,438,215	(74,292)
South Africa
Naspers Ltd. - SP ADR	Goldman Sachs	9/16/2025	0.09	Monthly	15,523	532,279	33,434
South Korea
GS Retail Co., Ltd.	Goldman Sachs	9/16/2025	0.09	Monthly	10,775	318,757	13,172
Hana Financial Group, Inc.	Goldman Sachs	9/16/2025	0.09	Monthly	39,039	1,516,846	39,528
Hankook Tire & Technology Co., Ltd.	Goldman Sachs	9/16/2025	0.09	Monthly	11,534	463,568	(1,839)
LG Electronics, Inc.	Goldman Sachs	9/16/2025	0.09	Monthly	10,062	1,232,312	(59,737)
POSCO	Goldman Sachs	9/18/2025	0.09	Monthly	2,171	631,012	22,685
Samsung Electronics Co., Ltd.	Goldman Sachs	9/16/2025	0.09	Monthly	4,505	298,015	13,754
SK Hynix, Inc.	Goldman Sachs	9/16/2025	0.09	Monthly	1,318	121,063	7,301
						4,581,573	34,864

The accompanying notes are an integral part of the financial statements.

72  |  Annual Report 2021

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2021
BOSTON PARTNERS EMERGING MARKETS DYNAMIC EQUITY FUND	Portfolio Of Investments (continued)

REFERENCE COMPANY	COUNTERPARTY	EXPIRATION DATE	FINANCING RATE	PAYMENT FREQUENCY	NUMBER OF CONTRACTS LONG/ (SHORT)	NOTIONAL AMOUNT	UNREALIZED APPRECIATION (DEPRECIATION)
Taiwan
Ginko International Co., Ltd.	Goldman Sachs	9/16/2025	0.09	Monthly	57,000	$431,919	$22,552
Nanya Technology Corp.	Goldman Sachs	9/16/2025	0.09	Monthly	912,000	2,185,100	4,001
Taiwan Semiconductor Manufacturing Co., Ltd.	Goldman Sachs	9/18/2025	0.09	Monthly	4,251	94,182	5,645
Taiwan Semiconductor Manufacturing Co., Ltd. - SP ADR	Goldman Sachs	9/18/2025	0.09	Monthly	7,921	942,678	62,420
Taiwan Semiconductor Manufacturing Co., Ltd. - SP ADR	HSBC	9/20/2022	0.05	Monthly	6,231	741,551	49,149
Wiwynn Corp.	Goldman Sachs	9/16/2025	0.09	Monthly	12,000	420,012	59,339
						4,815,442	203,106
Total Long						21,206,757	451,630
Short
Brazil
Hapvida Participacoes e Investimentos SA	Goldman Sachs	9/16/2025	0.08	Monthly	(58,800)	$(166,934)	$(2,088)
Light SA	Morgan Stanley	9/20/2022	0.09	Monthly	(171,700)	(458,903)	15,360
M Dias Branco SA	Goldman Sachs	9/16/2025	0.08	Monthly	(50,200)	(310,473)	(10,066)
Natura & Co. Holding SA	Morgan Stanley	9/20/2022	0.09	Monthly	(40,100)	(400,240)	893
Notre Dame Intermedica Participacoes SA	Goldman Sachs	9/16/2025	0.08	Monthly	(19,100)	(293,585)	2,486
OI SA	Goldman Sachs	9/16/2025	0.08	Monthly	(735,400)	(157,866)	(15,500)
Pagseguro Digital Ltd., Class A	Goldman Sachs	9/16/2025	0.08	Monthly	(4,836)	(287,597)	(16,507)
Ultrapar Participacoes SA	Goldman Sachs	9/16/2025	0.08	Monthly	(134,600)	(374,583)	37,584
						(2,450,181)	12,162
China
AAC Technologies Holdings, Inc.	Goldman Sachs	9/16/2025	-0.01	Monthly	(58,000)	(323,281)	13,364
Beijing Dabeinong Technology Group Co., Ltd., Class A	HSBC	9/20/2022	0.05	Monthly	(67,000)	(77,230)	4,132
BOE Technology Group Co Ltd., Class A	Goldman Sachs	9/16/2025	0.08	Monthly	(307,300)	(276,718)	(10,450)
Cofco Joycome Foods Ltd.	Goldman Sachs	9/16/2025	-0.01	Monthly	(911,000)	(269,407)	11,233
IQIYI, Inc. - ADR	Goldman Sachs	9/16/2025	0.08	Monthly	(49,166)	(445,444)	(15,267)
JOYY, Inc.	Goldman Sachs	9/16/2025	0.08	Monthly	(1,218)	(77,099)	(27,786)
KE Holdings, Inc.	Goldman Sachs	9/16/2025	0.08	Monthly	(2,065)	(37,356)	1,277
Muyuan Foodstuff Co., Ltd., Class A	Goldman Sachs	9/16/2025	0.08	Monthly	(19,100)	(125,034)	7,574
Muyuan Foodstuff Co., Ltd., Class A	Morgan Stanley	9/20/2022	0.09	Monthly	(37,700)	(246,795)	15,924
New Hope Liuhe Co., Ltd., Class A	Goldman Sachs	9/16/2025	0.08	Monthly	(26,400)	(44,686)	3,793
New Hope Liuhe Co., Ltd., Class A	Morgan Stanley	9/20/2022	0.09	Monthly	(247,043)	(418,160)	35,182
TCL Technology Group Corp., Class A	HSBC	9/20/2022	0.05	Monthly	(143,000)	(157,753)	4,609
Wangsu Science & Technology Co., Ltd., Class A	Goldman Sachs	9/16/2025	0.08	Monthly	(565,000)	(517,515)	24,774
Wens Foodstuff Group Co., Ltd., Class A	Goldman Sachs	9/16/2025	0.08	Monthly	(406,500)	(816,371)	(857)
Yunda Holding Co., Ltd.	HSBC	9/20/2022	0.05	Monthly	(146,500)	(349,295)	(35,831)
						(4,182,144)	31,671
Columbia
BanColombia S.A. - SP ADR	Goldman Sachs	9/16/2025	0.08	Monthly	(9,386)	(312,085)	(18,134)
Hong Kong
China Taiping Insurance Holdings Co., Ltd.	Goldman Sachs	9/16/2025	-0.01	Monthly	(117,400)	(171,478)	4,197
Fullshare Holdings Ltd.	Goldman Sachs	9/16/2025	-0.01	Monthly	(16,690,000)	(225,332)	5,939
Hong Kong & China Gas Co., Ltd.	Goldman Sachs	9/16/2025	-0.01	Monthly	(290,570)	(467,754)	10,379
Ju Teng International Holdings Ltd.	Goldman Sachs	9/16/2025	-0.01	Monthly	(380,000)	(78,175)	1,452
Kuaishou Technology	Citigroup	3/30/2022	0.00	Monthly	(33,600)	(365,055)	(58,615)
Sunny Optical Technology	Goldman Sachs	9/16/2025	-0.01	Monthly	(14,500)	(438,498)	(32,511)
						(1,746,292)	(69,159)

The accompanying notes are an integral part of the financial statements.

Annual Report 2021  |  73

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2021
BOSTON PARTNERS EMERGING MARKETS DYNAMIC EQUITY FUND	Portfolio Of Investments (continued)

REFERENCE COMPANY	COUNTERPARTY	EXPIRATION DATE	FINANCING RATE	PAYMENT FREQUENCY	NUMBER OF CONTRACTS LONG/ (SHORT)	NOTIONAL AMOUNT	UNREALIZED APPRECIATION (DEPRECIATION)
Indonesia
Unilever Indonesia Tbk PT	Citigroup	3/30/2022	0.08	Monthly	(942,700)	$(267,690)	$5,825
Unilever Indonesia Tbk PT	Macquarie	12/21/2021	0.08	Monthly	(1,186,600)	(336,948)	11,777
						(604,638)	17,602
Israel
Elbit Systems Ltd.	Morgan Stanley	9/20/2022	0.09	Monthly	(2,069)	(300,888)	(3,080)
Wix.com Ltd.	Goldman Sachs	9/16/2025	0.08	Monthly	(2,556)	(567,636)	(56,800)
						(868,524)	(59,880)
Kuwait
National Bank of Kuwait	Goldman Sachs	9/16/2025	0.09	Monthly	(25,860)	(80,495)	(3,798)
Malaysia
Careplus Group Bhd	Morgan Stanley	9/20/2022	0.09	Monthly	(380,700)	(157,518)	(5,987)
Hartalega Holdings Bhd	HSBC	9/20/2022	0.05	Monthly	(272,400)	(483,597)	(30,184)
Kossan Rubber Industries	Morgan Stanley	9/20/2022	0.09	Monthly	(489,300)	(364,886)	(2,422)
Supermax Corp Bhd	Morgan Stanley	9/20/2022	0.09	Monthly	(501,800)	(398,350)	(36,804)
Top Glove Corp. Bhd	HSBC	9/22/2022	0.05	Monthly	(485,300)	(466,971)	(37,631)
						(1,871,322)	(113,028)
Mexico
Becle SAB de CV	Morgan Stanley	9/20/2022	0.09	Monthly	(222,300)	(570,139)	(61,057)
La Comer SAB de CV	Citigroup	3/30/2022	0.07	Monthly	(85,021)	(154,472)	(4,612)
						(724,611)	(65,669)
Russia
Mail.ru Group Ltd. - GDR	Morgan Stanley	9/20/2022	0.09	Monthly	(29,948)	(602,554)	2,028
Saudi Arabia
Alinma Bank	Goldman Sachs	9/16/2025	0.09	Monthly	(11,446)	(69,884)	(107)
Arab National Bank	Goldman Sachs	9/16/2025	0.09	Monthly	(55,327)	(337,505)	1,752
Banque Saudi Fransi	Goldman Sachs	9/16/2025	0.09	Monthly	(7,057)	(76,201)	935
Rabigh Refining and Petrochemical	Goldman Sachs	9/16/2025	0.09	Monthly	(61,406)	(403,076)	972
Saudi Arabian Oil Co.	Goldman Sachs	9/18/2025	0.09	Monthly	(42,781)	(400,926)	768
						(1,287,592)	4,320
Singapore
Starhub Ltd.	Goldman Sachs	9/16/2025	0.25	Monthly	(474,500)	(430,577)	3,397
South Africa
Tiger Brands Ltd.	Goldman Sachs	9/16/2025	3.33	Monthly	(29,118)	(372,718)	11,441
South Korea
Amorepacific Corp.	Goldman Sachs	9/16/2025	0.08	Monthly	(2,603)	(510,744)	(30,604)
BH Co., Ltd.	Goldman Sachs	9/16/2025	0.08	Monthly	(20,357)	(375,730)	(35,607)
CJ CGV Co., Ltd.	Morgan Stanley	9/20/2022	0.09	Monthly	(12,471)	(325,906)	(36,285)
Kakao Games Corp.	Morgan Stanley	9/20/2022	0.09	Monthly	(5,258)	(368,235)	(24,862)
Kolmar BNH Co., Ltd.	Citigroup	3/30/2022	0.08	Monthly	(5,885)	(203,281)	20,499
Lg Display Co., Ltd.	Goldman Sachs	9/16/2025	0.08	Monthly	(16,036)	(283,529)	(3,192)
Lotte Shopping Co., Ltd.	Goldman Sachs	9/16/2025	0.08	Monthly	(4,660)	(432,058)	(14,271)
NongShim Co., Ltd.	Goldman Sachs	9/16/2025	0.08	Monthly	(1,664)	(428,396)	(4,938)
Orion Corp.	Morgan Stanley	9/20/2022	0.09	Monthly	(5,231)	(570,720)	(54,970)
Ottogi Corp.	Citigroup	3/30/2022	0.08	Monthly	(983)	(438,321)	(3,313)
Paradise Co., Ltd.	Morgan Stanley	9/20/2022	0.09	Monthly	(7,362)	(107,943)	(10,487)
Samyang Foods Co., Ltd.	Goldman Sachs	9/16/2025	0.08	Monthly	(6,839)	(491,344)	9,087
Sillajen, Inc.	Goldman Sachs	9/18/2025	0.08	Monthly	(10,490)	(29,162)	78,283
Toptec Co., Ltd.	Morgan Stanley	9/20/2022	0.09	Monthly	(29,938)	(273,701)	(14,987)
						(4,839,070)	(125,647)

The accompanying notes are an integral part of the financial statements.

74  |  Annual Report 2021

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2021
BOSTON PARTNERS EMERGING MARKETS DYNAMIC EQUITY FUND	Portfolio Of Investments (continued)

REFERENCE COMPANY	COUNTERPARTY	EXPIRATION DATE	FINANCING RATE	PAYMENT FREQUENCY	NUMBER OF CONTRACTS LONG/ (SHORT)	NOTIONAL AMOUNT	UNREALIZED APPRECIATION (DEPRECIATION)
Taiwan
Acer, Inc.	Morgan Stanley	9/20/2022	0.09	Monthly	(507,000)	$(461,017)	$(7,118)
Asustek Computer, Inc.	Goldman Sachs	9/16/2025	0.08	Monthly	(41,000)	(479,333)	(11,433)
AU Optronics Corp	Goldman Sachs	9/16/2025	0.08	Monthly	(768,000)	(487,734)	36,751
Catcher Technology Co., Ltd.	Goldman Sachs	9/16/2025	0.08	Monthly	(22,000)	(132,571)	9,148
Chunghwa Telecom Ltd. - SP ADR	Goldman Sachs	9/16/2025	0.08	Monthly	(11,014)	(449,922)	16,065
Compal Electronics, Inc.	Goldman Sachs	9/16/2025	0.08	Monthly	(600,000)	(495,787)	(15,525)
Far EasTone Telecommunications Co., Ltd.	Goldman Sachs	9/16/2025	0.08	Monthly	(273,000)	(606,809)	(8,138)
Formosa Petrochemical Corp.	Goldman Sachs	9/16/2025	0.08	Monthly	(125,000)	(441,121)	(13,531)
Genius Electronic Optical Co., Ltd.	Goldman Sachs	9/16/2025	0.08	Monthly	(16,000)	(279,142)	(9,299)
Global Lighting Technologies	Goldman Sachs	9/16/2025	0.08	Monthly	(54,000)	(164,259)	(9,194)
Grape King Bio Ltd.	Morgan Stanley	9/20/2022	0.09	Monthly	(78,000)	(458,766)	(1,564)
HannStar Display Corp.	Goldman Sachs	9/16/2025	0.08	Monthly	(520,000)	(302,091)	357
Innolux Corp.	Goldman Sachs	9/16/2025	0.08	Monthly	(812,000)	(505,421)	34,966
Largan Precision Co., Ltd.	Goldman Sachs	9/16/2025	0.08	Monthly	(6,000)	(580,223)	(133)
Merry Electronics Co., Ltd.	Goldman Sachs	9/16/2025	0.08	Monthly	(109,000)	(378,758)	31,486
Transcend Information, Inc.	Morgan Stanley	9/20/2022	0.09	Monthly	(58,000)	(145,243)	(4,855)
						(6,368,197)	47,983
Thailand
Bangkok Commercial Asset - NVDR	Goldman Sachs	9/16/2025	0.08	Monthly	(369,900)	(213,453)	(24,249)
PTT Global Chemical PCL - NVDR	Goldman Sachs	9/16/2025	0.08	Monthly	(61,300)	(121,716)	(10,094)
Sri Trang Gloves Thailand - NVDR	Morgan Stanley	9/20/2022	0.09	Monthly	(249,800)	(286,748)	(1,095)
True Corp., PCL - NVDR	Morgan Stanley	9/20/2022	0.09	Monthly	(4,547,200)	(468,371)	(49,561)
						(1,090,288)	(84,999)
United States
Pinduoduo, Inc. - ADR	Goldman Sachs	9/16/2025	0.08	Monthly	(530)	(53,011)	(10,908)
ZTO Express Cayman, Inc. - ADR	Goldman Sachs	9/16/2025	0.08	Monthly	(11,336)	(319,789)	(22,462)
						(372,800)	(33,370)
Total Short						(28,204,088)	(443,080)
Net unrealized gain/(loss) on Contracts For Difference						(6,997,331)	$8,550

The accompanying notes are an integral part of the financial statements.

Annual Report 2021  |  75

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2021
BOSTON PARTNERS EMERGING MARKETS DYNAMIC EQUITY FUND	Portfolio Of Investments (concluded)

A summary of the inputs used to value the Fund’s investments carried at fair value as of August 31, 2021 is as follows (see Notes to Portfolio of Investments):

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Common Stock
Brazil	$2,295,132	$2,295,132	$—	$—
China	8,935,887	825,555	8,110,332	—
Greece	416,826	—	416,826	—
Hong Kong	2,107,033	—	2,107,033	—
Hungary	854,363	—	854,363	—
India	2,739,051	—	2,739,051	—
Indonesia	510,876	—	510,876	—
Malaysia	1,248,842	—	1,248,842	—
Mexico	1,229,228	1,229,228	—	—
Russia	1,534,332	1,534,332	—	—
South Africa	1,082,398	501,800	580,598	—
South Korea	3,808,166	269,826	3,538,340	—
Taiwan	6,582,945	—	6,582,945	—
United States	581,788	581,788	—	—
Uruguay	90,432	90,432	—	—
Preferred Stock
Brazil	1,005,053	1,005,053	—	—
Chile	472,233	472,233	—	—
South Korea	1,582,872	—	1,582,872	—
Rights	—	—	— *
Short-Term Investments	14,998,445	14,998,445	—	—
Contracts For Difference Equity Contracts	1,267,355	1,189,072	78,283	—
Total Assets	$53,343,257	$24,992,896	$28,350,361	$—

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Securities Sold Short United Kingdom	$(435,915)	$—	$(435,915)	$—

Contracts For Difference Equity Contracts	(1,258,805)	(1,258,805)	—	—
Total Liabilities	$(1,694,720)	$(1,258,805)	$(435,915)	$—

* Value equals zero as of the end of the reporting period.

The accompanying notes are an integral part of the financial statements.

76  |  Annual Report 2021

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2021
BOSTON PARTNERS EMERGING MARKETS FUND	Portfolio Of Investments

COMMON STOCKS—83.2%
Austria—1.0%
Raiffeisen Bank International AG	9,656	$231,515
Brazil—3.8%
Clear Sale SA*	8,629	43,622
Eletromidia SA*	176,076	629,962
Sendas Distribuidora SA	67,500	221,789
		895,373
Chile—0.4%
Banco Santander Chile - ADR	4,211	88,642
China—20.1%
Agricultural Bank of China Ltd., Class H	220,000	73,752
Alibaba Group Holding Ltd.*	16,100	337,127
Alibaba Group Holding Ltd. - SP ADR*	3,601	601,331
Baidu, Inc. - SP ADR*	887	139,277
China BlueChemical Ltd.	478,000	148,117
China Construction Bank Corp., Class H	107,000	77,100
China Medical System Holdings Ltd.	51,000	100,101
China Yongda Automobiles Services Holdings Ltd.	495,000	829,418
CIFI Holdings Group Co., Ltd.	276,231	185,689
Industrial & Commercial Bank of China Ltd., Class H	187,000	104,136
JNBY Design Ltd.	66,000	156,823
Longfor Group Holdings Ltd.	42,000	181,747
Luxi Chemical Group Co., Ltd., Class A	85,100	304,597
Ping An Insurance Group Co. of China Ltd., Class H	38,458	297,783
Tencent Holdings Ltd.	5,300	327,343
Tongcheng-Elong Holdings Ltd.*	60,400	140,803
Zhongsheng Group Holdings Ltd.	92,500	773,392
		4,778,536
France—1.3%
TotalEnergies SE	6,795	300,560
Greece—0.6%
JUMBO SA	9,159	143,858
Hong Kong—3.8%
Haitian International Holdings Ltd.	54,000	206,906
Swire Properties Ltd.	74,000	200,001
WH Group Ltd.	574,000	497,868
		904,775
Hungary—1.3%
OTP Bank PLC*	4,999	301,898
India—4.8%
Bharti Airtel Ltd.	21,408	194,258
Hindustan Petroleum Corp. Ltd.	119,538	435,742
UPL Ltd.	50,367	509,871
		1,139,871
Indonesia—0.8%
Bank Pembangunan Daerah Jawa Timur Tbk PT	2,343,600	117,430
Wismilak Inti Makmur Tbk PT	2,048,000	68,103
		185,533
Malaysia—1.9%
Bumi Armada Bhd*	1,591,300	$171,822
Lotte Chemical Titan Holding Bhd	247,800	152,675
Uchi Technologies Bhd	166,300	126,034
		450,531
Mexico—2.3%
Concentradora Fibra Danhos SA de CV	147,900	183,954
Grupo Comercial Chedraui SA de CV	74,300	116,200
Macquarie Mexico Real Estate
Management SA de CV	197,200	254,797
		554,951
Russia—3.3%
Fix Price Group Ltd. - GDR	35,880	334,940
Sberbank of Russia PJSC - SP ADR	25,668	458,687
		793,627
Singapore—2.7%
DBS Group Holdings Ltd.	12,856	285,057
Golden Agri-Resources Ltd.	1,199,500	204,665
United Overseas Bank Ltd.	7,700	145,771
		635,493
South Africa—3.3%
Distell Group Holdings Ltd.*	10,167	125,633
Naspers Ltd., Class N - SP ADR	8,249	285,003
Naspers Ltd., Class N	102	17,599
Pick n Pay Stores Ltd.	46,809	188,259
SPAR Group Ltd., (The)	12,350	176,524
		793,018
South Korea—10.7%
GS Retail Co., Ltd.	3,890	114,865
Hana Financial Group, Inc.	10,666	413,030
Hankook Tire & Technology Co., Ltd.	4,128	165,613
Innocean Worldwide, Inc.	3,031	152,821
KakaoBank Corp.*	636	46,022
KB Financial Group, Inc.	5,176	235,457
Krafton, Inc.*	66	27,978
LG Electronics, Inc.	1,839	224,600
Osstem Implant Co., Ltd.	1,627	224,445
Samsung Electronics Co., Ltd.	2,674	176,533
SK Hynix, Inc.	8,239	754,366
		2,535,730
Taiwan—19.9%
Fusheng Precision Co., Ltd.	23,000	150,402
Ginko International Co., Ltd.	29,000	219,010
Global Mixed Mode Technology, Inc.	31,000	291,785
Lotes Co., Ltd.	6,000	116,635
Nanya Technology Corp.	415,000	989,601
O-TA Precision Industry Co., Ltd.	20,000	114,497
Pegavision Corp.	8,000	172,435
Taiwan Semiconductor Manufacturing Co., Ltd.	20,000	438,705
Taiwan Semiconductor Manufacturing Co., Ltd. - SP ADR	7,018	835,212
Tripod Technology Corp.	81,000	334,220
Wiwynn Corp.	30,000	1,047,319
		4,709,821

The accompanying notes are an integral part of the financial statements.

Annual Report 2021  |  77

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2021
BOSTON PARTNERS EMERGING MARKETS FUND	Portfolio Of Investments (continued)

	NUMBER OF SHARES	VALUE
United States—0.9%
Micron Technology, Inc.	2,858	$210,635
Uruguay—0.3%
Dlocal Ltd.*	1,179	75,456
TOTAL COMMON STOCKS (Cost $17,806,577)		19,729,823
PREFERRED STOCKS—4.8%
Brazil—1.7%
Randon SA Implementos e Participacoes 5.548%*	183,700	408,199
Chile—0.7%
Embotelladora Andina SA 6.317%	69,876	166,056
South Korea—2.4%
Samsung Electronics Co., Ltd. 4.274%	9,258	564,428
TOTAL PREFERRED STOCKS (Cost $1,037,910)		1,138,683
RIGHTS—0.0%
Taiwan—0.0%
Lotes Co., Ltd. *	116	0
TOTAL RIGHTS (Cost $198)		0
	NUMBER OF SHARES	VALUE
SHORT-TERM INVESTMENTS—10.3%
U.S. Bank Money Market Deposit Account, 0.01%(a)	2,453,785	$2,453,785
TOTAL SHORT-TERM INVESTMENTS (Cost $2,453,785)		2,453,785
TOTAL INVESTMENTS—98.3% (Cost $21,298,470)		23,322,291
OTHER ASSETS IN EXCESS OF LIABILITIES—1.7%		406,676
NET ASSETS—100.0%		$23,728,967

ADR	—	American Depositary Receipt
GDR	—	Global Depositary Receipt
PLC	—	Public Limited Company
SP ADR	—	Sponsored American Depositary Receipt
*	—	Non-income producing.
(a)	—	The rate shown is as of August 31, 2021.

The accompanying notes are an integral part of the financial statements.

78  |  Annual Report 2021

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2021
BOSTON PARTNERS EMERGING MARKETS FUND	Portfolio Of Investments (continued)

Contracts For Difference held by the Fund at August 31, 2021, are as follows:

REFERENCE COMPANY	COUNTERPARTY	EXPIRATION DATE	FINANCING RATE	PAYMENT FREQUENCY	NUMBER OF CONTRACTS LONG/ (SHORT)	NOTIONAL AMOUNT	UNREALIZED APPRECIATION (DEPRECIATION)
Long
China
Anhui Heli Co., Ltd., Class A	Goldman Sachs	09/16/2025	0.09%	Monthly	185,000	$293,965	$(21,525)
Anhui Liuguo Chemical Co., Ltd., Class A	Goldman Sachs	09/16/2025	0.09	Monthly	161,800	184,501	39,672
Netdragon Websoft Holdings Ltd.	Goldman Sachs	09/18/2025	0.07	Monthly	21,500	48,101	6,460
Yunnan Yuntianhua Co., Class A	Goldman Sachs	09/16/2025	0.09	Monthly	63,900	244,400	71,526
						770,967	96,133
Portugal
Jeronimo Martins SGPS SA	Goldman Sachs	09/18/2025	-0.57	Monthly	4,135	87,639	151
Russia
Detsky Mir PJSC	Goldman Sachs	09/18/2025	0.09	Monthly	96,210	182,242	1,281
South Korea
POSCO	Goldman Sachs	09/18/2025	0.09	Monthly	770	223,804	8,046
Taiwan
Taiwan Semiconductor Manufacturing Co., Ltd.	Goldman Sachs	09/18/2025	0.09	Monthly	9,000	199,397	11,942
Total Long						1,464,049	117,553
Net unrealized gain/(loss) on Contracts For Difference							$117,553

The accompanying notes are an integral part of the financial statements.

Annual Report 2021  |  79

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2021
BOSTON PARTNERS EMERGING MARKETS FUND	Portfolio Of Investments (concluded)

A summary of the inputs used to value the Fund’s investments carried at fair value as of August 31, 2021 is as follows (see Notes to Portfolio of Investments):

	TOTAL	LEVEL 1	LEVEL 2		LEVEL 3
Common Stock
Austria	$231,515	$—	$231,515		$—
Brazil	895,373	895,373	—		—
Chile	88,642	88,642	—		—
China	4,778,536	897,431	3,881,105		—
France	300,560	—	300,560		—
Greece	143,858	—	143,858		—
Hong Kong	904,775	206,906	697,869		—
Hungary	301,898	—	301,898		—
India	1,139,871	—	1,139,871		—
Indonesia	185,533	—	185,533		—
Malaysia	450,531	—	450,531		—
Mexico	554,951	554,951	—		—
Russia	793,627	793,627	—		—
Singapore	635,493	—	635,493		—
South Africa	793,018	587,160	205,858		—
South Korea	2,535,730	74,000	2,461,730		—
Taiwan	4,709,821	835,212	3,874,609		—
United States	210,635	210,635	—		—
Uruguay	75,456	75,456	—		—
Preferred Stock
Brazil	408,199	408,199	—		—
Chile	166,056	166,056	—		—
South Korea	564,428	—	564,428		—
Rights	—	—	—	*	—
Short-Term Investments	2,453,785	2,453,785	—		—
Contracts For Difference Equity Contracts	139,078	139,078	—		—
Total Assets	$23,461,369	$8,386,511	$15,074,858		$—

	TOTAL	LEVEL 1	LEVEL 2		LEVEL 3
Contracts For Difference Equity Contracts	$(21,525)	$(21,525)	$—		$—
Total Liabilities	$(21,525)	$(21,525)	$—		$—

*	Value equals zero as of the end of the reporting period.

The accompanying notes are an integral part of the financial statements.

80  |  Annual Report 2021

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2021
BOSTON PARTNERS GLOBAL EQUITY ADVANTAGE FUND	Portfolio Of Investments

	NUMBER OF SHARES	VALUE
COMMON STOCKS—81.4%
Bermuda—1.3%
Everest Re Group Ltd.	2,073	$549,138
Canada—0.8%
Cenovus Energy, Inc.	40,496	336,062
China—0.4%
Angang Steel Co., Ltd., Class H	230,000	175,718
Finland-—1.5%
Metso Outotec Oyj	25,661	274,405
Nordea Bank Abp	29,646	348,194
		622,599
France—8.7%
Airbus Group SE*	3,283	449,101
Capgemini SA	2,815	632,776
Cie de Saint-Gobain	8,079	585,670
Cie Generale des Etablissements Michelin SCA	1,156	187,151
Eiffage SA	4,067	423,166
Imerys SA	5,253	243,580
Klepierre SA*	9,305	228,122
Sanofi	5,735	594,367
TotalEnergies SE	7,651	338,424
		3,682,357
Germany—4.9%
Brenntag SE	1,989	200,727
Deutsche Post AG	6,400	449,978
Deutsche Telekom AG	9,320	198,173
HeidelbergCement AG	4,177	362,256
Rheinmetall AG	4,287	419,234
Siemens AG	2,664	441,944
		2,072,312
Hong Kong—0.4%
Topsports International Holdings Ltd.	132,000	174,045
Ireland—1.2%
CRH PLC	7,183	382,153
Flutter Entertainment PLC*	722	140,183
		522,336
Japan—7.4%
Asahi Group Holdings Ltd.	7,900	367,229
Fuji Corp.	9,700	251,104
Fuji Electric Co., Ltd.	4,700	203,328
Hitachi Ltd.	6,400	353,706
Honda Motor Co., Ltd.	16,300	493,346
Komatsu Ltd.	9,300	226,201
Mitsubishi Gas Chemical Co., Inc.	6,900	130,014
Sony Group Corp.	5,200	537,656
Sumitomo Mitsui Financial Group, Inc.	5,500	189,836
Yamaha Motor Co., Ltd.	13,900	353,640
		3,106,060
Netherlands—3.9%
Aalberts NV	3,313	206,884
ING Groep NV	31,256	431,157
NXP Semiconductors NV	957	205,879
Signify NV	3,186	178,488
Stellantis NV	29,759	596,539
		1,618,947
Norway—0.4%
Norsk Hydro ASA	25,637	176,978
	NUMBER OF SHARES	VALUE
Singapore—1.1%
DBS Group Holdings Ltd.	7,767	$172,218
United Overseas Bank Ltd.	15,500	293,435
		465,653
South Korea—2.6%
KB Financial Group, Inc.	9,525	433,293
POSCO	610	175,577
Samsung Electronics Co., Ltd.	3,026	199,771
SK Telecom Co., Ltd.	1,138	292,590
		1,101,231
Sweden—2.5%
Loomis AB	9,265	287,523
Svenska Handelsbanken AB, Class A	30,222	339,596
Volvo AB, Class B	18,032	408,295
		1,035,414
Switzerland—3.7%
Adecco Group AG	2,528	140,626
Glencore PLC	111,505	502,637
Novartis AG	5,429	502,133
STMicroelectronics NV	9,683	431,345
		1,576,741
United Kingdom—4.9%
Entain PLC*	10,600	281,705
IMI PLC	10,718	268,771
Inchcape PLC	20,016	253,038
Liberty Global PLC, Class A*	8,085	232,363
Melrose Industries PLC*	95,206	219,838
Persimmon PLC	5,432	219,842
Pets at Home Group PLC	1,568	10,797
Travis Perkins PLC*	16,649	412,476
WH Smith PLC*	7,328	164,706
		2,063,536
United States—35.7%
AbbVie, Inc.	2,891	349,175
Allstate Corp., (The)	1,900	257,032
Anthem, Inc.	921	345,495
Applied Materials, Inc.	1,718	232,153
AutoZone, Inc.*	231	357,854
Bank of America Corp.	5,783	241,440
Carter’s, Inc.	4,275	437,675
Charles Schwab Corp., (The)	3,185	232,027
Charter Communications, Inc., Class A*	625	510,413
Cigna Corp.	2,146	454,201
Cisco Systems, Inc.	9,185	542,099
Citigroup, Inc.	2,546	183,083
Concentrix Corp.*	2,649	459,310
CVS Health Corp.	6,185	534,322
Diamondback Energy, Inc.	4,716	363,792
DuPont de Nemours, Inc.	7,912	585,646
Eagle Materials, Inc.	1,215	190,561
Eaton Corp., PLC	1,718	289,242
Fifth Third Bancorp	9,093	353,354
FMC Corp.	1,632	152,804
Goldman Sachs Group, Inc., (The)	1,434	592,973
HollyFrontier Corp.	7,687	248,521
Huntington Bancshares, Inc.	17,526	272,179
JPMorgan Chase & Co.	2,505	400,675
KeyCorp	21,237	431,536

The accompanying notes are an integral part of the financial statements.

Annual Report 2021  |  81

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2021
BOSTON PARTNERS GLOBAL EQUITY ADVANTAGE FUND	Portfolio Of Investments (continued)

	NUMBER OF SHARES	VALUE
United States—(continued)
LKQ Corp.*	9,267	$488,278
Marathon Petroleum Corp.	5,367	318,102
McKesson Corp.	2,184	445,842
Medtronic PLC	1,139	152,034
Merck & Co., Inc.	3,243	247,408
Micron Technology, Inc.	4,951	364,889
Mohawk Industries, Inc.*	853	168,689
Nexstar Media Group, Inc., Class A	2,406	360,299
Oracle Corp.	2,144	191,095
Oshkosh Corp.	2,258	258,722
Owens Corning	4,533	433,128
Pioneer Natural Resources Co.	1,447	216,572
QUALCOMM, Inc.	1,381	202,579
Schlumberger Ltd.	4,471	125,367
Science Applications International Corp.	2,915	245,530
Sensata Technologies Holding PLC*	5,701	337,385
Synchrony Financial	8,877	441,631
TE Connectivity Ltd.	1,860	279,409
Textron, Inc.	3,790	275,419
US Foods Holding Corp.*	5,013	170,442
Valvoline, Inc.	10,407	313,875
		15,054,257
TOTAL COMMON STOCKS (Cost $25,537,701)		34,333,384
PREFERRED STOCKS—0.9%
Germany—0.6%
Volkswagen AG 2.413%	1,091	259,499
South Korea—0.3%
Samsung Electronics Co., Ltd. 4.274%	2,324	141,686
TOTAL PREFERRED STOCKS (Cost $341,060)		401,185
	NUMBER OF SHARES	VALUE
INVESTMENT COMPANY—17.0%
United States—17.0%
Campbell Advantage Fund	1,214,956	$7,168,241
TOTAL INVESTMENT COMPANY (Cost $7,599,686)		7,168,241
SHORT-TERM INVESTMENTS—0.5%
U.S. Bank Money Market Deposit Account, 0.01%(a)	204,175	204,175
TOTAL SHORT-TERM INVESTMENTS (Cost $204,175)		204,175
TOTAL INVESTMENTS—99.8% (Cost $33,682,622)		42,106,985
OTHER ASSETS IN EXCESS OF LIABILITIES—0.2%		92,481
NET ASSETS—100.0%		$42,199,466

PLC	—	Public Limited Company
*	—	Non-income producing.
(a)	—	The rate shown is as of August 31, 2021.

The accompanying notes are an integral part of the financial statements.

82  |  Annual Report 2021

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2021
BOSTON PARTNERS GLOBAL EQUITY ADVANTAGE FUND	Portfolio Of Investments (concluded)

A summary of the inputs used to value the Fund’s investments carried at fair value as of August 31, 2021 is as follows (see Notes to Portfolio of Investments):

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Common Stock
Bermuda	$549,138	$549,138	$—	$—
Canada	336,062	336,062	—	—
China	175,718	—	175,718	—
Finland	622,599	—	622,599	—
France	3,682,357	—	3,682,357	—
Germany	2,072,312	—	2,072,312	—
Hong Kong	174,045	—	174,045	—
Ireland	522,336	—	522,336	—
Japan	3,106,060	—	3,106,060	—
Netherlands	1,618,947	205,879	1,413,068	—
Norway	176,978	—	176,978	—
Singapore	465,653	—	465,653	—
South Korea	1,101,231	—	1,101,231	—
Sweden	1,035,414	287,523	747,891	—
Switzerland	1,576,741	—	1,576,741	—
United Kingdom	2,063,536	485,401	1,578,135	—
United States	15,054,257	15,054,257	—	—
Preferred Stock
Germany	259,499	—	259,499	—
South Korea	141,686	—	141,686	—
Investment Company
United States	7,168,241	7,168,241	—	—
Short-Term Investments	204,175	204,175	—	—
Total Assets	$42,106,985	$24,290,676	$17,816,309	$—

The accompanying notes are an integral part of the financial statements.

Annual Report 2021  |  83

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2021
STATEMENTS OF ASSETS AND LIABILITIES

	Boston Partners Small Cap Value Fund II	Boston Partners Long/Short Equity Fund	Boston Partners Long/Short Research Fund	Boston Partners All-Cap Value Fund
ASSETS
Investments in securities, at value †^	$854,854,333	$61,180,736	$801,275,041	$1,913,939,051
Investments purchased with proceeds from securities lending collateral, at value *	138,807,820	7,088,767	—	121,525,521
Short-term investments, at value **	25,267,439	530,224	3,629,974	15,670,704
Cash	—	—	—	—
Foreign currency, at value#	—	—	—	—
Receivables
Investments sold	—	371,054	15,171,877	—
Foreign currency deposits with brokers for securities sold short #	—	3,137,226	67,264,463	—
Deposits with brokers for contracts for difference	—	—	406,933	—
Deposits with brokers for securities sold short	—	5,498,703	106,794,457	—
Capital shares sold	1,020,410	26,928	129,809	1,988,634
Dividends and interest	618,091	137,548	1,413,139	3,209,717
Due from prime broker	—	—	—	—
Due from adviser	—	—	—	—
Unrealized appreciation on contracts for difference ◊	—	141,143	3,960,520	—
Prepaid expenses and other assets	28,634	15,424	57,383	76,874
Total assets	1,020,596,727	78,127,753	1,000,103,596	2,056,410,501
LIABILITIES
Securities sold short, at fair value ‡	—	8,988,661	151,600,354	—
Options written, at value +◊	—	102,230	—	—
Payables
Securities lending collateral (Note 8)	138,807,820	7,088,767	—	121,525,521
Investments purchased	—	—	25,474,304	—
Capital shares redeemed	259,047	4,019	1,526,531	481,303
Due to prime broker	—	—	—	—
Investment advisory fees	639,054	86,537	812,237	1,172,431
Custodian fees	5,453	9,354	19,574	7,388
Distribution and service fees	92,163	3,396	2,079	76,422
Dividends on securities sold short	—	533	237,819	—
Administration and accounting fees	25,119	10,336	97,912	51,451
Transfer agent fees	6,071	7,209	51,689	14,697
Unrealized depreciation on contracts for difference ◊	—	635,414	1,177,894	—
Other accrued expenses and liabilities	38,025	68,572	318,005	76,931
Total liabilities	139,872,752	17,005,028	181,318,398	123,406,144
Net Assets	$880,723,975	$61,122,725	$818,785,198	$1,933,004,357
NET ASSETS CONSIST OF:
Par value	$27,394	$4,433	$48,687	$57,293
Paid-in Capital	538,882,085	30,106,651	460,654,858	1,153,969,535
Total Distributable earnings/(loss)	341,814,496	31,011,641	358,081,653	778,977,529
Net Assets	$880,723,975	$61,122,725	$818,785,198	$1,933,004,357
INSTITUTIONAL CLASS
Net assets	$776,441,526	$49,551,345	$808,565,104	$1,653,698,176
Shares outstanding	24,009,371	3,486,032	48,063,691	48,969,461
Net asset value, offering and redemption price per share	$32.34	$14.21	$16.82	$33.77
INVESTOR CLASS
Net assets	$104,282,449	$11,571,380	$10,220,094	$279,306,181
Shares outstanding	3,385,099	946,656	623,399	8,323,606
Net asset value, offering and redemption price per share	$30.81	$12.22	$16.39	$33.56
† Investments in securities, at cost	$562,840,781	$35,249,095	$512,463,705	$1,208,954,386
^ Includes market value of securities on loan	$135,611,398	$6,923,720	$—	$118,695,192
* Investments purchased with proceeds from securities lending collateral, at cost	$138,807,820	$7,088,767	$—	$121,525,521
** Short-term investments, at cost	$25,267,439	$530,224	$3,629,974	$15,670,704
# Foreign currency, at cost	$—	$2,986,201	$67,922,922	$—
‡ Proceeds received, securities sold short	$—	$14,187,837	$172,464,854	$—
+ Premiums received, options written	$—	$246,066	$—	$—
◊ Primary risk exposure is equity contracts

The accompanying notes are an integral part of the financial statements.

84  |  Annual Report 2021

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2021
STATEMENTS OF ASSETS AND LIABILITIES (continued)

	WPG Partners Small/Micro Cap Value Fund	Boston Partners Global Equity Fund	Boston Partners Global Long/Short Fund
ASSETS
Investments in securities, at value †^	$27,273,778	$179,883,081	$102,392,020
Investments purchased with proceeds from securities lending collateral, at value *	7,534,351	6,303,542	—
Short-term investments, at value **	349,083	2,579,174	5,569,793
Cash	—	—	201,351
Foreign currency, at value#	1,241	—	—
Receivables
Investments sold	27,832	—	308,305
Foreign currency deposits with brokers for securities sold short #	—	—	54,616
Deposits with brokers for contracts for difference	—	—	110,000
Deposits with brokers for securities sold short	—	—	40,299,670
Capital shares sold	—	359,545	13,231
Dividends and interest	26,424	856,040	651,491
Due from prime broker	—	—	—
Due from adviser	—	—	—
Unrealized appreciation on contracts for difference ◊	—	—	72,038
Prepaid expenses and other assets	11,444	9,593	20,191
Total assets	35,224,153	189,990,975	149,692,706
LIABILITIES
Securities sold short, at fair value ‡	—	—	39,757,127
Options written, at value +◊	—	—	690,564
Payables
Securities lending collateral (Note 8)	7,534,351	6,303,542	—
Investments purchased	28,029	—	812,600
Capital shares redeemed	6,850	—	325,981
Due to prime broker	—	—	—
Investment advisory fees	14,479	157,719	95,529
Custodian fees	2,287	11,284	17,662
Distribution and service fees	—	—	788
Dividends on securities sold short	—	—	37,159
Administration and accounting fees	4,001	10,005	35,915
Transfer agent fees	1,577	2,835	13,825
Unrealized depreciation on contracts for difference ◊	—	—	161,636
Other accrued expenses and liabilities	30,430	72,202	92,861
Total liabilities	7,622,004	6,557,587	42,041,647
Net Assets	$27,602,149	$183,433,388	$107,651,059
NET ASSETS CONSIST OF:
Par value	$1,428	$8,843	$8,845
Paid-in Capital	20,884,577	169,094,154	118,423,870
Total Distributable earnings/(loss)	6,716,144	14,330,391	(10,781,656)
Net Assets	$27,602,149	$183,433,388	$107,651,059
INSTITUTIONAL CLASS
Net assets	$27,602,149	$183,433,388	$102,691,330
Shares outstanding	1,427,575	8,842,715	8,432,295
Net asset value, offering and redemption price per share	$19.33	$20.74	$12.18
INVESTOR CLASS
Net assets	$—	$—	$4,959,729
Shares outstanding	—	—	412,839
Net asset value, offering and redemption price per share	$—	$—	$12.01
† Investments in securities, at cost	$20,661,667	$132,940,507	$82,052,394
^ Includes market value of securities on loan	$7,372,273	$6,200,112	$—
* Investments purchased with proceeds from securities lending collateral, at cost	$7,534,351	$6,303,542	$—
** Short-term investments, at cost	$349,083	$2,579,174	$5,569,793
# Foreign currency, at cost	$1,242	$—	$52,820
‡ Proceeds received, securities sold short	$—	$—	$37,585,400
+ Premiums received, options written	$—	$—	$593,855
◊ Primary risk exposure is equity contracts

The accompanying notes are an integral part of the financial statements.

Annual Report 2021  |  85

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2021
STATEMENTS OF ASSETS AND LIABILITIES (concluded)

	Boston Partners Emerging Markets Dynamic Equity Fund	Boston Partners Emerging Markets Fund	Boston Partners Global Equity Advantage Fund
ASSETS
Investments in securities, at value †^	$37,077,457	$20,868,506	$41,902,810
Investments purchased with proceeds from securities lending collateral, at value *	—	—	—
Short-term investments, at value **	14,998,445	2,453,785	204,175
Cash	6,334	—	—
Foreign currency, at value#	—	232,165	33,468
Receivables
Investments sold	60,576	34,332	—
Foreign currency deposits with brokers for securities sold short #	296,745	—	—
Deposits with brokers for contracts for difference	9,129,145	—	—
Deposits with brokers for securities sold short	768,980	—	—
Capital shares sold	16,331	—	3
Dividends and interest	145,026	63,899	91,982
Due from prime broker	—	—	—
Due from adviser	—	—	30,430
Unrealized appreciation on contracts for difference ◊	1,267,355	139,078	—
Prepaid expenses and other assets	92,376	17,571	10,791
Total assets	63,858,770	23,809,336	42,273,659
LIABILITIES
Securities sold short, at fair value ‡	435,915	—	—
Options written, at value +◊	—	—	—
Payables
Securities lending collateral (Note 8)	—	—	—
Investments purchased	—	—	—
Capital shares redeemed	89,592	—	—
Due to prime broker	—	—	—
Investment advisory fees	81,007	5,276	16,021
Custodian fees	2,982	5,042	—
Distribution and service fees	—	—	—
Dividends on securities sold short	—	—	—
Administration and accounting fees	15,733	6,305	4,817
Transfer agent fees	339	5,023	2,590
Unrealized depreciation on contracts for difference ◊	1,258,805	21,525	—
Other accrued expenses and liabilities	544,776	37,198	50,765
Total liabilities	2,429,149	80,369	74,193
Net Assets	$61,429,621	$23,728,967	$42,199,466
NET ASSETS CONSIST OF:
Par value	$5,370	$2,014	$3,243
Paid-in Capital	59,216,031	20,665,907	32,330,220
Total Distributable earnings/(loss)	2,208,220	3,061,046	9,866,003
Net Assets	$61,429,621	$23,728,967	$42,199,466
INSTITUTIONAL CLASS
Net assets	$61,429,621	$23,728,967	$42,199,466
Shares outstanding	5,370,388	2,013,847	3,242,704
Net asset value, offering and redemption price per share	$11.44	$11.78	$13.01
INVESTOR CLASS
Net assets	$—	$—	$—
Shares outstanding	—	—	—
Net asset value, offering and redemption price per share	$—	$—	$—
† Investments in securities, at cost	$32,885,932	$18,844,685	$33,478,447
^ Includes market value of securities on loan	$—	$—	$—
* Investments purchased with proceeds from securities lending collateral, at cost	$—	$—	$—
** Short-term investments, at cost	$14,998,445	$2,453,785	$204,175
# Foreign currency, at cost	$296,094	$231,761	$33,186
‡ Proceeds received, securities sold short	$209,456	$—	$—
+ Premiums received, options written	$—	$—	$—
◊ Primary risk exposure is equity contracts

The accompanying notes are an integral part of the financial statements.

86  |  Annual Report 2021

BOSTON PARTNERS INVESTMENT FUNDS	For the Year Ended August 31, 2021
STATEMENTS OF OPERATIONS

	Boston Partners Small Cap Value Fund II	Boston Partners Long/Short Equity Fund	Boston Partners Long/Short Research Fund	Boston Partners All-Cap Value Fund
Investment Income
Dividends †	$11,568,413	$1,125,505	$12,867,774	$25,898,640
Interest	2,704	270	31	2,765
Income from securities loaned (Note 8)	57,279	10,754	—	47,535
Total investment income	11,628,396	1,136,529	12,867,805	25,948,940
Expenses
Advisory fees (Note 2)	6,544,864	1,513,644	10,864,407	10,960,721
Transfer agent fees (Note 2)	497,387	17,418	185,834	742,684
Distribution fees (Investor Class) (Note 2)	239,937	30,722	39,894	620,046
Administration and accounting fees (Note 2)	238,217	34,099	302,638	475,805
Director’s fees	95,474	8,670	125,422	195,967
Legal fees	94,176	9,391	121,230	192,903
Printing and shareholder reporting fees	74,749	1,147	114,422	109,658
Officer’s fees	61,375	7,499	105,033	132,186
Registration fees	52,601	35,130	57,579	42,961
Audit and tax service fees	37,845	52,316	56,054	38,927
Custodian fees (Note 2)	31,498	—	105,810	44,922
Other expenses	32,340	9,806	106,195	69,211
Dividend expense on securities sold short	—	45,659	4,935,755	—
Prime broker interest expense	—	380,676	1,515,170	—
Total expenses before waivers and/or reimbursements	8,000,463	2,146,177	18,635,443	13,625,991
Less: waivers and/or reimbursements net of amounts recouped (Note 2) ■	(137,893)	(366,046)	—	(479,510)
Net expenses after waivers and/or reimbursements net of amounts recouped	7,862,570	1,780,131	18,635,443	13,146,481
Net investment income/(loss)	3,765,826	(643,602)	(5,767,638)	12,802,459

Net realized gain/(loss) from:
Investment securities	107,612,636	21,547,439	280,898,563	76,615,508
Securities sold short	—	(17,331,704)	(180,273,311)	—
Options written **	—	580,204	—	—
Contracts for difference **	—	—	863,463	—
Foreign currency transactions	(57)	19,031	3,402,182	(1,717)
Net change in unrealized appreciation/(depreciation) on:
Investment securities	201,239,291	5,888,124	46,884,054	407,462,755
Securities sold short	—	6,854,575	53,369,815	—
Options written **	—	290,018	—	—
Contracts for difference **	—	(494,271)	2,305,067	—
Foreign currency translation	(3)	(2,725)	(3,892,176)	227
Net realized and unrealized gain/(loss)	308,851,867	17,350,691	203,557,657	484,076,773
Net increase/(decrease) in net assets resulting from operations	$312,617,693	$16,707,089	$197,790,019	$496,879,232
† Net of foreign withholding taxes of	$(5,669)	$(26,258)	$(401,292)	$(258,615)
■ Includes Acquired fund fees and expenses. See Note 2 for more details.
** Primary risk exposure is equity contracts.

The accompanying notes are an integral part of the financial statements.

Annual Report 2021  |  87

BOSTON PARTNERS INVESTMENT FUNDS	For the Year Ended August 31, 2021
STATEMENTS OF OPERATIONS (continued)

	WPG Partners Small/Micro Cap Value Fund	Boston Partners Global Equity Fund	Boston Partners Global Long/Short Fund
Investment Income
Dividends †	$364,731	$3,818,143	$2,639,267
Interest	73	289	895
Income from securities loaned (Note 8)	5,559	8,579	—
Total investment income	370,363	3,827,011	2,640,162
Expenses
Advisory fees (Note 2)	197,100	1,476,366	1,786,541
Transfer agent fees (Note 2)	10,390	7,840	8,069
Distribution fees (Investor Class) (Note 2)	—	—	15,021
Administration and accounting fees (Note 2)	24,666	29,704	72,773
Director’s fees	3,074	22,660	17,454
Legal fees	3,051	18,438	14,540
Printing and shareholder reporting fees	564	24,689	39,405
Officer’s fees	2,016	17,396	13,761
Registration fees	21,818	23,748	37,596
Audit and tax service fees	37,853	41,217	52,365
Custodian fees (Note 2)	12,965	25,138	68,678
Other expenses	1,489	24,560	46,506
Dividend expense on securities sold short	—	—	388,445
Prime broker interest expense	—	—	174,307
Total expenses before waivers and/or reimbursements	314,986	1,711,756	2,735,461
Less: waivers and/or reimbursements net of amounts recouped (Note 2) ■	(43,934)	(140,758)	—
Net expenses after waivers and/or reimbursements net of amounts recouped	271,052	1,570,998	2,735,461
Net investment income/(loss)	99,311	2,256,013	(95,299)

Net realized gain/(loss) from:
Investment securities	5,789,178	21,041,168	39,463,238
Securities sold short	—	—	(15,336,991)
Options written **	—	—	(527,616)
Contracts for difference **	—	—	(630,572)
Foreign currency transactions	(3,403)	(122,997)	16,216
Net change in unrealized appreciation/(depreciation) on:
Investment securities	5,431,723	25,125,928	(1,397,662)
Securities sold short	—	—	5,928,134
Options written **	—	—	86,476
Contracts for difference **	—	—	(196,130)
Foreign currency translation	(1)	(32,416)	(73,332)
Net realized and unrealized gain/(loss)	11,217,497	46,011,683	27,331,761
Net increase/(decrease) in net assets resulting from operations	$11,316,808	$48,267,696	$27,236,462
† Net of foreign withholding taxes of	$(2,953)	$(469,021)	$(340,682)
■ Includes Acquired fund fees and expenses. See Note 2 for more details.
** Primary risk exposure is equity contracts.

The accompanying notes are an integral part of the financial statements.

88  |  Annual Report 2021

BOSTON PARTNERS INVESTMENT FUNDS	For the Year Ended August 31, 2021
STATEMENTS OF OPERATIONS (concluded)

	Boston Partners Emerging Markets Dynamic Equity Fund	Boston Partners Emerging Markets Fund	Boston Partners Global Equity Advantage Fund
Investment Income
Dividends †	$1,101,332	$475,458	$814,263
Interest	1,614	303	62
Income from securities loaned (Note 8)	—	—	—
Total investment income	1,102,946	475,761	814,325
Expenses
Advisory fees (Note 2)	854,477	164,913	410,383
Transfer agent fees (Note 2)	19,853	1,312	3,003
Distribution fees (Investor Class) (Note 2)	—	—	—
Administration and accounting fees (Note 2)	58,371	30,931	34,587
Director’s fees	8,900	2,186	2,265
Legal fees	9,104	2,619	5,397
Printing and shareholder reporting fees	4,565	1,006	1,682
Officer’s fees	6,048	1,728	3,013
Registration fees	22,814	20,278	26,185
Audit and tax service fees	69,624	58,039	39,350
Custodian fees (Note 2)	68,190	56,815	53,137
Other expenses	3,463	3,613	6,522
Dividend expense on securities sold short	90,280	—	—
Prime broker interest expense	150,071	—	—
Total expenses before waivers and/or reimbursements	1,365,760	343,440	585,524
Less: waivers and/or reimbursements net of amounts recouped (Note 2) ■	(168,395)	(123,547)	(254,829)
Net expenses after waivers and/or reimbursements net of amounts recouped	1,197,365	219,893	330,695
Net investment income/(loss)	(94,419)	255,868	483,630

Net realized gain/(loss) from:
Investment securities	11,720,628	2,305,783	4,127,440
Securities sold short	(3,209,337)	—	—
Options written **	—	—	—
Contracts for difference **	(1,509,631)	517,303	—
Foreign currency transactions	20,445	(11,923)	(22,437)
Net change in unrealized appreciation/(depreciation) on:
Investment securities	(186,768)	410,089	6,661,223
Securities sold short	769,983	—	—
Options written **	—	—	—
Contracts for difference **	(718,007)	140,971	—
Foreign currency translation	(3,925)	2,695	(1,753)
Net realized and unrealized gain/(loss)	6,883,388	3,364,918	10,764,473
Net increase/(decrease) in net assets resulting from operations	$6,788,969	$3,620,786	$11,248,103
† Net of foreign withholding taxes of	$(204,517)	$(82,457)	$(66,834)
■ Includes Acquired fund fees and expenses. See Note 2 for more details.
** Primary risk exposure is equity contracts.

The accompanying notes are an integral part of the financial statements.

Annual Report 2021  |  89

BOSTON PARTNERS INVESTMENT FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Boston Partners Small Cap Value Fund II		Boston Partners Long/Short Equity Fund
	For the Year Ended August 31, 2021	For the Year Ended August 31, 2020	For the Year Ended August 31, 2021	For the Year Ended August 31, 2020
Increase/(decrease) in net assets from operations:
Net investment income/(loss)	$3,765,826	$4,826,236	$(643,602)	$(1,297,585)
Net realized gain/(loss) from investments and foreign currency	107,612,579	(54,211,771)	4,814,970	27,576,929
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translation	201,239,288	14,499,468	12,535,721	(34,054,788)
Net increase/(decrease) in net assets resulting from operations	312,617,693	(34,886,067)	16,707,089	(7,775,444)

Dividends and distributions to shareholders:
Institutional Class	(3,423,336)	(11,586,422)	(19,343,437)	(16,021,570)
Investor Class	(287,949)	(2,731,799)	(4,425,358)	(2,702,290)
Net decrease in net assets from dividends and distributions to shareholders	(3,711,285)	(14,318,221)	(23,768,795)	(18,723,860)

Capital transactions:
Institutional Class
Proceeds from shares sold	225,304,064	238,306,335	8,277,400	14,783,093
Reinvestment of distributions	3,242,192	11,181,116	16,162,041	12,844,176
Shares redeemed	(225,779,177)	(132,345,095)	(37,972,243)	(164,092,990)
Investor Class
Proceeds from shares sold	19,042,885	14,259,177	1,072,862	1,332,244
Reinvestment of distributions	281,646	2,687,806	4,320,241	2,654,278
Shares redeemed	(30,655,523)	(48,635,049)	(6,939,937)	(13,746,832)
Net increase/(decrease) in net assets from capital transactions	(8,563,913)	85,454,290	(15,079,636)	(146,226,031)
Total increase/(decrease) in net assets	300,342,495	36,250,002	(22,141,342)	(172,725,335)

Net assets:
Beginning of period	580,381,480	544,131,478	83,264,067	255,989,402
End of period	$880,723,975	$580,381,480	$61,122,725	$83,264,067

Share transactions:
Institutional Class
Shares sold	7,949,707	11,884,055	631,527	886,645
Shares reinvested	126,254	438,132	1,349,085	756,876
Shares redeemed	(7,967,029)	(6,418,379)	(3,033,707)	(9,945,511)
Net increase/(decrease)	108,932	5,903,808	(1,053,095)	(8,301,990)
Investor Class
Shares sold	681,769	743,090	90,753	90,104
Shares reinvested	11,491	110,337	418,628	173,482
Shares redeemed	(1,146,893)	(2,508,720)	(624,820)	(942,479)
Net increase/(decrease)	(453,633)	(1,655,293)	(115,439)	(678,893)

The accompanying notes are an integral part of the financial statements.

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BOSTON PARTNERS INVESTMENT FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Boston Partners Long/Short Research Fund		Boston Partners All-Cap Value Fund
	For the Year Ended August 31, 2021	For the Year Ended August 31, 2020	For the Year Ended August 31, 2021	For the Year Ended August 31, 2020

Increase/(decrease) in net assets from operations:
Net investment income/(loss)	$(5,767,638)	$(196,417)	$12,802,459	$22,101,069
Net realized gain/(loss) from investments and foreign currency	104,890,897	(22,401,419)	76,613,791	43,597,365
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translation	98,666,760	(261,403,450)	407,462,982	(68,662,122)
Net increase/(decrease) in net assets resulting from operations	197,790,019	(284,001,286)	496,879,232	(2,963,688)

Dividends and distributions to shareholders:
Institutional Class	—	(68,239,780)	(18,329,964)	(39,151,779)
Investor Class	—	(1,083,477)	(3,338,171)	(7,489,376)
Net decrease in net assets from dividends and distributions to shareholders	—	(69,323,257)	(21,668,135)	(46,641,155)

Capital transactions:
Institutional Class
Proceeds from shares sold	111,796,131	248,718,211	501,357,685	217,947,573
Reinvestment of distributions	—	34,084,072	14,385,927	31,324,587
Shares redeemed	(580,201,382)	(2,064,431,222)	(313,709,186)	(715,633,581)
Investor Class
Proceeds from shares sold	1,467,210	4,371,135	35,551,451	23,996,472
Reinvestment of distributions	—	1,080,450	3,215,582	7,258,422
Shares redeemed	(19,465,861)	(30,400,484)	(57,235,933)	(123,252,441)
Net increase/(decrease) in net assets from capital transactions	(486,403,902)	(1,806,577,838)	183,565,526	(558,358,968)
Total increase/(decrease) in net assets	(288,613,883)	(2,159,902,381)	658,776,623	(607,963,811)

Net assets:
Beginning of period	1,107,399,081	3,267,301,462	1,274,227,734	1,882,191,545
End of period	$818,785,198	$1,107,399,081	$1,933,004,357	$1,274,227,734

Share transactions:
Institutional Class
Shares sold	7,333,928	16,878,926	16,405,789	9,208,074
Shares reinvested	—	2,166,820	520,287	1,157,597
Shares redeemed	(40,620,501)	(149,756,944)	(10,900,947)	(29,943,106)
Net increase/(decrease)	(33,286,573)	(130,711,198)	6,025,129	(19,577,435)
Investor Class
Shares sold	102,009	307,435	1,161,168	1,000,678
Shares reinvested	—	70,205	116,803	269,329
Shares redeemed	(1,357,505)	(2,183,851)	(2,013,653)	(5,141,085)
Net increase/(decrease)	(1,255,496)	(1,806,211)	(735,682)	(3,871,078)

The accompanying notes are an integral part of the financial statements.

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BOSTON PARTNERS INVESTMENT FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	WPG Partners Small/Micro Cap Value Fund		Boston Partners Global Equity Fund
	For the Year Ended August 31, 2021	For the Year Ended August 31, 2020	For the Year Ended August 31, 2021	For the Year Ended August 31, 2020

Increase/(decrease) in net assets from operations:
Net investment income/(loss)	$99,311	$152,629	$2,256,013	$4,303,280
Net realized gain/(loss) from investments and foreign currency	5,785,775	(3,385,849)	20,918,171	(23,857,335)
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translation	5,431,722	1,416,754	25,093,512	(17,504,716)
Net increase/(decrease) in net assets resulting from operations	11,316,808	(1,816,466)	48,267,696	(37,632,243)

Dividends and distributions to shareholders:
Institutional Class	(144,307)	(108,852)	(2,917,436)	(10,116,438)
Investor Class	—	—	—	—
Net decrease in net assets from dividends and distributions to shareholders	(144,307)	(108,852)	(2,917,436)	(10,116,438)

Capital transactions:
Institutional Class
Proceeds from shares sold	1,232,374	931,570	21,725,184	13,415,264
Reinvestment of distributions	133,250	101,138	2,898,546	10,102,108
Shares redeemed	(4,086,219)	(2,230,051)	(64,010,620)	(481,947,978)
Investor Class
Proceeds from shares sold	—	—	—	—
Reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—
Net increase/(decrease) in net assets from capital transactions	(2,720,595)	(1,197,343)	(39,386,890)	(458,430,606)
Total increase/(decrease) in net assets	8,451,906	(3,122,661)	5,963,370	(506,179,287)

Net assets:
Beginning of period	19,150,243	22,272,904	177,470,018	683,649,305
End of period	$27,602,149	$19,150,243	$183,433,388	$177,470,018

Share transactions:
Institutional Class
Shares sold	72,593	81,469	1,220,384	910,343
Shares reinvested	9,209	6,942	169,110	595,292
Shares redeemed	(255,753)	(175,463)	(4,261,605)	(32,766,623)
Net increase/(decrease)	(173,951)	(87,052)	(2,872,111)	(31,260,988)
Investor Class
Shares sold	—	—	—	—
Shares reinvested	—	—	—	—
Shares redeemed	—	—	—	—
Net increase/(decrease)	—	—	—	—

The accompanying notes are an integral part of the financial statements.

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BOSTON PARTNERS INVESTMENT FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Boston Partners Global Long/Short Fund		Boston Partners Emerging Markets Dynamic Equity Fund
	For the Year Ended August 31, 2021	For the Year Ended August 31, 2020	For the Year Ended August 31, 2021	For the Year Ended August 31, 2020

Increase/(decrease) in net assets from operations:
Net investment income/(loss)	$(95,299)	$296,392	$(94,419)	$1,047,706
Net realized gain/(loss) from investments and foreign currency	22,984,275	(29,499,627)	7,022,105	2,238,436
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translation	4,347,486	(32,746,897)	(138,717)	2,437,798
Net increase/(decrease) in net assets resulting from operations	27,236,462	(61,950,132)	6,788,969	5,723,940

Dividends and distributions to shareholders:
Institutional Class	(79,283)	(7,186,270)	(5,338,757)	(1,296,540)
Investor Class	—	(133,127)	—	—
Net decrease in net assets from dividends and distributions to shareholders	(79,283)	(7,319,397)	(5,338,757)	(1,296,540)

Capital transactions:
Institutional Class
Proceeds from shares sold	12,739,191	43,382,764	9,772,909	6,398,476
Reinvestment of distributions	63,426	6,592,224	5,215,269	1,266,707
Shares redeemed	(66,774,935)	(462,183,161)	(15,184,277)	(10,341,205)
Investor Class
Proceeds from shares sold	973,085	1,161,495	—	—
Reinvestment of distributions	—	131,740	—	—
Shares redeemed	(3,671,460)	(8,515,110)	—	—
Net increase/(decrease) in net assets from capital transactions	(56,670,693)	(419,430,048)	(196,099)	(2,676,022)
Total increase/(decrease) in net assets	(29,513,514)	(488,699,577)	1,254,113	1,751,378

Net assets:
Beginning of period	137,164,573	625,864,150	60,175,508	58,424,130
End of period	$107,651,059	$137,164,573	$61,429,621	$60,175,508

Share transactions:
Institutional Class
Shares sold	1,153,067	4,213,496	861,963	608,924
Shares reinvested	5,955	609,263	461,937	118,052
Shares redeemed	(6,184,959)	(48,274,686)	(1,310,319)	(961,867)
Net increase/(decrease)	(5,025,937)	(43,451,927)	13,581	(234,891)
Investor Class
Shares sold	90,220	115,237	—	—
Shares reinvested	—	12,301	—	—
Shares redeemed	(333,800)	(848,446)	—	—
Net increase/(decrease)	(243,580)	(720,908)	—	—

The accompanying notes are an integral part of the financial statements.

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BOSTON PARTNERS INVESTMENT FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

	Boston Partners Emerging Markets Fund		Boston Partners Global Equity Advantage Fund
	For the Year Ended August 31, 2021	For the Year Ended August 31, 2020	For the Year Ended August 31, 2021	For the Year Ended August 31, 2020

Increase/(decrease) in net assets from operations:
Net investment income/(loss)	$255,868	$307,777	$483,630	$731,457
Net realized gain/(loss) from investments and foreign currency	2,811,163	(1,046,424)	4,105,003	(2,958,640)
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translation	553,755	1,653,337	6,659,470	466,717
Net increase/(decrease) in net assets resulting from operations	3,620,786	914,690	11,248,103	(1,760,466)

Dividends and distributions to shareholders:
Institutional Class	(129,801)	(503,507)	(416,614)	(633,996)
Net decrease in net assets from dividends and distributions to shareholders	(129,801)	(503,507)	(416,614)	(633,996)

Capital transactions:
Institutional Class
Proceeds from shares sold	3,599,996	6,125,226	227,364	10,368,392
Reinvestment of distributions	129,801	503,507	416,614	633,996
Shares redeemed	—	—	(4,312,903)	—
Net increase/(decrease) in net assets from capital transactions	3,729,797	6,628,733	(3,668,925)	11,002,388
Total increase/(decrease) in net assets	7,220,782	7,039,916	7,162,564	8,607,926

Net assets:
Beginning of period	16,508,185	9,468,269	35,036,902	26,428,976
End of period	$23,728,967	$16,508,185	$42,199,466	$35,036,902

Share transactions:
Institutional Class
Shares sold	315,790	602,890	19,157	956,529
Shares reinvested	11,507	52,285	37,364	59,586
Shares redeemed	—	—	(329,932)	—
Net increase/(decrease)	327,297	655,175	(273,411)	1,016,115

The accompanying notes are an integral part of the financial statements.

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BOSTON PARTNERS INVESTMENT FUNDS
FINANCIAL HIGHLIGHTS	Per Share Operating Performance

Contained below is per share operating performance data for each class of shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)*	Net Realized and Unrealized Gain/ (Loss) on Investments	Net Increase/ (Decrease) in Net Assets Resulting from Operations	Dividends to Shareholders from Net Investment Income	Distributions to Shareholders from Net Realized Gains	Total Dividend and Distributions to Shareholders	Redemption Fees*
Boston Partners Small Cap Value Fund II
Institutional Class
8/31/21	$21.06	$0.15	$11.27	$11.42	$(0.14)	$—	$(0.14)	$—
8/31/20	23.42	0.20	(1.94)	(1.74)	(0.28)	(0.34)	(0.62)	—
8/31/19	27.74	0.23	(3.12)	(2.89)	(0.12)	(1.31)	(1.43)	—
8/31/18	24.96	0.21	3.75	3.96	(0.20)	(0.98)	(1.18)	—
8/31/17	23.00	0.13	2.38	2.51	(0.21)	(0.34)	(0.55)	—
Investor Class
8/31/21	$20.07	$0.07	$10.75	$10.82	$(0.08)	$—	$(0.08)	$—
8/31/20	22.33	0.15	(1.85)	(1.70)	(0.22)	(0.34)	(0.56)	—
8/31/19	26.53	0.16	(2.99)	(2.83)	(0.06)	(1.31)	(1.37)	—
8/31/18	23.92	0.14	3.59	3.73	(0.14)	(0.98)	(1.12)	—
8/31/17	22.06	0.07	2.29	2.36	(0.16)	(0.34)	(0.50)	—
Boston Partners Long/Short Equity Fund
Institutional Class
8/31/21	$15.15	$(0.12)	$3.69	$3.57	$—	$(4.51)	$(4.51)	$—
8/31/20	17.74	(0.14)	(0.70)	(0.84)	—	(1.75)	(1.75)	—
8/31/19	20.51	(0.18)	(1.06)	(1.24)	—	(1.53)	(1.53)	—
8/31/18	20.96	(0.35)	0.07	(0.28)	—	(0.17)	(0.17)	—
8/31/17	20.09	(0.26)	1.13	0.87	—	—	—	—
Investor Class
8/31/21	$13.64	$(0.14)	$3.23	$3.09	$—	$(4.51)	$(4.51)	$—
8/31/20	16.17	(0.16)	(0.62)	(0.78)	—	(1.75)	(1.75)	—
8/31/19	18.88	(0.20)	(0.98)	(1.18)	—	(1.53)	(1.53)	—
8/31/18	19.36	(0.38)	0.07	(0.31)	—	(0.17)	(0.17)	—
8/31/17	18.60	(0.29)	1.05	0.76	—	—	—	—
Boston Partners Long/Short Research Fund
Institutional Class
8/31/21	$13.31	$(0.10)	$3.61	$3.51	$—	$—	$—	$—
8/31/20	15.15	(0.00)	(1.48)	(1.48)	(0.21)	(0.15)	(0.36)	—
8/31/19	16.64	0.09	(0.79)	(0.70)	(0.01)	(0.78)	(0.79)	—
8/31/18	16.27	(0.03)	0.40	0.37	—	—	—	—
8/31/17	15.23	(0.12)	1.16	1.04	—	—	—	—
Investor Class
8/31/21	$13.01	$(0.13)	$3.51	$3.38	$—	$—	$—	$—
8/31/20	14.81	(0.04)	(1.44)	(1.48)	(0.17)	(0.15)	(0.32)	—
8/31/19	16.31	0.06	(0.78)	(0.72)	—	(0.78)	(0.78)	—
8/31/18	15.99	(0.08)	0.40	0.32	—	—	—	—
8/31/17	15.00	(0.15)	1.14	0.99	—	—	—	—

*	Calculated based on average shares outstanding for the period.

The accompanying notes are an integral part of the financial statements.

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BOSTON PARTNERS INVESTMENT FUNDS
FINANCIAL HIGHLIGHTS (continued)	Per Share Operating Performance

Net Asset Value, End of Period	Total Investment Return[1,2]	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets With Waivers, Reimbursements and Recoupment if any[4]	Ratio of Expenses to Average Net Assets With Waivers, Reimbursements and Recoupments if any (Excluding Dividend and Interest Expense)	Ratio of Expenses to Average Net Assets Without Waivers, Reimbursements and Recoupments if any	Ratio of Net Investment Income/(Loss) to Average Net Assets With Waivers and Reimbursements	Portfolio Turnover Rate

$32.34	54.40%	$776,442	0.99%	N/A	1.01%	0.52%	33%
21.06	(7.88)	503,349	1.07	N/A	1.09	0.94	46
23.42	(9.92)	421,429	1.10	N/A	1.16	0.97	29
27.74	16.25	476,179	1.10	N/A	1.14	0.78	40
24.96	10.92	362,674	1.10	N/A	1.18	0.53	24

$30.81	54.01%	$104,282	1.24%	N/A	1.26%	0.27%	33%
20.07	(8.07)	77,032	1.32	N/A	1.34	0.69	46
22.33	(10.20)	122,703	1.35	N/A	1.41	0.72	29
26.53	15.94	144,315	1.35	N/A	1.39	0.53	40
23.92	10.68	159,271	1.35	N/A	1.43	0.28	24

$14.21	29.08%	$49,551	2.60%	1.97%	3.14%	(0.91%)	31%
15.15	(5.78)	68,780	2.57	2.25	2.74	(0.81)	46
17.74	(6.05)	227,834	2.67	2.45	2.68	(0.94)	64
20.51	(1.38)	651,325	3.01	2.37	3.01	(1.62)	58
20.96	4.33	858,821	2.80	2.39	2.80	(1.21)	63

$12.22	28.71%	$11,571	2.85%	2.22%	3.39%	(1.16%)	31%
13.64	(5.99)	14,484	2.82	2.50	2.99	(1.06)	46
16.17	(6.27)	28,156	2.92	2.70	2.93	(1.19)	64
18.88	(1.65)	54,167	3.26	2.62	3.26	(1.87)	58
19.36	4.09	88,103	3.05	2.64	3.05	(1.46)	63

$16.82	26.37%	$808,565	2.15%	1.40%	2.15%	(0.66%)	61%
13.31	(10.13)	1,082,963	2.21	1.37	2.21	(0.01)	66
15.15	(4.05)	3,212,731	2.15	1.38	2.15	0.62	60
16.64	2.27	6,636,897	2.09	1.34	2.09	(0.19)	60
16.27	6.83	6,361,628	2.23	1.37	2.23	(0.75)	54

$16.39	25.98%	$10,220	2.40%	1.65%	2.40%	(0.91%)	61%
13.01	(10.32)	24,436	2.46	1.62	2.46	(0.26)	66
14.81	(4.27)	54,570	2.40	1.63	2.40	0.37	60
16.31	2.00	118,905	2.34	1.59	2.34	(0.44)	60
15.99	6.60	211,455	2.48	1.63	2.48	(1.00)	54

[1]	Total return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of the period and is not annualized if period is less than one year.
[2]	Redemption fees, if any, are reflected in total return calculations.
[3]	Amount is less than $0.005 per share.
[4]	Beginning on September 1, 2018, the expense limitation includes acquired fund fees and expenses (AFFE). AFFE are not reflected as expenses in these financial statements and therefore this may cause the net expense ratios after waivers/reimbursements to be lower than the expense limitation in place.

The accompanying notes are an integral part of the financial statements.

Annual Report 2021  |  97

BOSTON PARTNERS INVESTMENT FUNDS
FINANCIAL HIGHLIGHTS (continued)	Per Share Operating Performance

Contained below is per share operating performance data for each class of shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)*	Net Realized and Unrealized Gain/ (Loss) on Investments	Net Increase/ (Decrease) in Net Assets Resulting from Operations	Dividends to Shareholders from Net Investment Income	Distributions to Shareholders from Net Realized Gains	Total Dividend and Distributions to Shareholders	Redemption Fees*
Boston Partners All-Cap Value Fund
Institutional Class
8/31/21	$24.53	$0.26	$9.43	$9.69	$(0.21)	$(0.24)	$(0.45)	$—
8/31/20	24.97	0.36	(0.08)	0.28	(0.37)	(0.35)	(0.72)	—
8/31/19	27.86	0.34	(1.76)	(1.42)	(0.29)	(1.18)	(1.47)	—
8/31/18	25.57	0.22	3.20	3.42	(0.18)	(0.95)	(1.13)	—
8/31/17	23.12	0.20	3.17	3.37	(0.27)	(0.65)	(0.92)	—
Investor Class
8/31/21	$24.39	$0.18	$9.38	$9.56	$(0.15)	$(0.24)	$(0.39)	$—
8/31/20	24.82	0.30	(0.09)	0.21	(0.29)	(0.35)	(0.64)	—
8/31/19	27.69	0.27	(1.75)	(1.48)	(0.21)	(1.18)	(1.39)	—
8/31/18	25.42	0.16	3.18	3.34	(0.12)	(0.95)	(1.07)	—
8/31/17	23.00	0.14	3.15	3.29	(0.22)	(0.65)	(0.87)	—
WPG Partners Small/Micro Cap Value Fund
Institutional Class
8/31/21	$11.96	$0.07	$7.39	$7.46	$(0.09)	$—	$(0.09)	$—
8/31/20	13.19	0.09	(1.26)	(1.17)	(0.06)	—	(0.06)	—
8/31/19	17.52	0.06	(3.36)	(3.30)	(0.05)	(0.98)	(1.03)	—
8/31/18	16.13	0.04	2.50	2.54	(0.06)	(1.09)	(1.15)	—
8/31/17	15.50	0.05	0.65	0.70	(0.07)	—	(0.07)	—
Boston Partners Global Equity Fund
Institutional Class
8/31/21	$15.15	$0.25	$5.69	$5.94	$(0.35)	$—	$(0.35)	$—
8/31/20	15.91	0.15	(0.67)	(0.52)	(0.24)	—	(0.24)	—
8/31/19	18.73	0.25	(1.79)	(1.54)	(0.18)	(1.10)	(1.28)	—
8/31/18	17.39	0.16	1.56	1.72	(0.12)	(0.26)	(0.38)	—
8/31/17	15.60	0.14	1.95	2.09	(0.30)	—	(0.30)	—

*	Calculated based on average shares outstanding.

The accompanying notes are an integral part of the financial statements.

98  |  Annual Report 2021

BOSTON PARTNERS INVESTMENT FUNDS
FINANCIAL HIGHLIGHTS (continued)	Per Share Operating Performance

Net Asset Value, End of Period	Total Investment Return[1,2]	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets With Waivers, Reimbursements and Recoupment if any[5]	Ratio of Expenses to Average Net Assets With Waivers, Reimbursements and Recoupments if any (Excluding Dividend and Interest Expense)	Ratio of Expenses to Average Net Assets Without Waivers, Reimbursements and Recoupments if any	Ratio of Net Investment Income/(Loss) to Average Net Assets With Waivers and Reimbursements	Portfolio Turnover Rate

$33.77	39.91%	$1,653,698	0.80%	N/A	0.83%	0.86%	33%
24.53	0.84	1,053,301	0.80	N/A	0.84	1.46	37
24.97	(4.65)	1,561,229	0.80	N/A	0.82	1.34	33
27.86	13.70	1,853,976	0.80	N/A	0.80	0.83	33
25.57	14.88	1,370,288	0.80	N/A	0.88	0.83	27

$33.56	39.57%	$279,306	1.05%	N/A	1.08%	0.61%	33%
24.39	0.59	220,927	1.05	N/A	1.09	1.21	37
24.82	(4.90)	320,962	1.05	N/A	1.07	1.09	33
27.69	13.44	510,737	1.05	N/A	1.05	0.58	33
25.42	14.56	426,904	1.05	N/A	1.13	0.58	27

$19.33	62.66%	$27,602	1.10%	N/A	1.28%	0.40%	114%
11.96	(8.92)	19,150	1.10	N/A	1.31	0.74	123
13.19	(18.85)	22,273	1.10	N/A	1.23	0.40	79
17.52	16.16	32,436	1.09	N/A	1.11	0.23	80
16.13	4.50	30,781	1.10	N/A	1.29	0.30	78

$20.74	39.66%	$183,433	0.95%	N/A	1.04%	1.38%	88%
15.15	(3.40)	177,470	0.95	N/A	1.22	0.96	118
15.91	(7.92)	683,649	0.95	N/A	1.03	1.55	97
18.73	9.93	666,271	0.95	N/A	1.03	0.88	80
17.39	13.59	590,525	0.95	N/A	1.04	0.84	83

[1]	Total return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of the period and is not annualized if period is less than one year.
[2]	Redemption fees, if any, are reflected in total return calculations.
[3]	Portfolio turnover rate excludes securities delivered/received from processing redemptions/subscriptions in-kind.
[4]	Amount is less than $0.005.
[5]	Beginning on September 1, 2018, the expense limitation includes acquired fund fees and expenses (AFFE). AFFE are not reflected as expenses in these financial statements and therefore this may cause the net expense ratios after waivers/reimbursements to be lower than the expense limitation in place.

The accompanying notes are an integral part of the financial statements.

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BOSTON PARTNERS INVESTMENT FUNDS
FINANCIAL HIGHLIGHTS (continued)	Per Share Operating Performance

Contained below is per share operating performance data for each class of shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)*	Net Realized and Unrealized Gain/ (Loss) on Investments	Net Increase/ (Decrease) in Net Assets Resulting from Operations	Dividends to Shareholders from Net Investment Income	Distributions to Shareholders from Net Realized Gains	Total Dividend and Distributions to Shareholders	Redemption Fees*
Boston Partners Global Long/Short Fund
Institutional Class
8/31/21	$9.72	$(0.01)	$2.48	$2.47	$(0.01)	$—	$(0.01)	$—
8/31/20	10.74	0.01	(0.89)	(0.88)	(0.14)	—	(0.14)	—
8/31/19	11.52	0.07	(0.65)	(0.58)	—	(0.20)	(0.20)	—
8/31/18	11.34	(0.01)	0.19	0.18	—	—	—	—
8/31/17	10.90	(0.11)	0.57	0.46	(0.02)	—	(0.02)	—
Investor Class
8/31/21	$9.61	$(0.03)	$2.43	$2.40	$—	$—	$—	$—
8/31/20	10.61	(0.02)	(0.88)	(0.90)	(0.10)	—	(0.10)	—
8/31/19	11.40	0.05	(0.84)	(0.79)	—	—	—	—
8/31/18	11.25	(0.04)	0.19	0.15	—	—	—	—
8/31/17	10.85	(0.13)	0.54	0.41	(0.01)	—	(0.01)	—
Boston Partners Emerging Markets Dynamic Equity Fund
Institutional Class
8/31/21	$11.23	$(0.02)	$1.17	$1.15	$(0.94)	$—	$(0.94)	$—
8/31/20	10.45	0.19	0.82	1.01	(0.23)	—	(0.23)	—
8/31/19	10.49	0.04	(0.03)	0.01	—	(0.05)	(0.05)	—
8/31/18	12.12	(0.05)	(0.87)	(0.92)	(0.26)	(0.45)	(0.71)	—
8/31/17	11.15	(0.07)	1.96	1.89	(0.82)	(0.10)	(0.92)	—
Boston Partners Emerging Markets Fund
Institutional Class
8/31/21	$9.79	$0.13	$1.94	$2.07	$(0.08)	$—	$(0.08)	$—
8/31/20	9.18	0.21	0.89	1.10	(0.49)	—	(0.49)	—
8/31/19	9.13	0.13	(0.08)	0.05	—	—	—	—
10/17/17**
through 8/31/18	10.00	0.05	(0.86)	(0.81)	(0.06)	—	(0.06)	—
Boston Partners Global Equity Advantage Fund
Institutional Class
8/31/21	$9.96	$0.14	$3.03	$3.17	$(0.12)	$—	$(0.12)	$—
8/31/20	10.57	0.23	(0.59)	(0.36)	(0.21)	(0.04)	(0.25)	—
5/29/19**
through 8/31/19	10.00	0.05	0.52	0.57	—	—	—	—

*	Calculated based on average shares outstanding, unless otherwise noted.
**	Commencement of operations.

The accompanying notes are an integral part of the financial statements.

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BOSTON PARTNERS INVESTMENT FUNDS
FINANCIAL HIGHLIGHTS (concluded)	Per Share Operating Performance

Net Asset Value, End of Period	Total Investment Return[1,2]	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets With Waivers, Reimbursements and Recoupment if any[7]	Ratio of Expenses to Average Net Assets With Waivers, Reimbursements and Recoupments if any (Excluding Dividend and Interest Expense)	Ratio of Expenses to Average Net Assets Without Waivers, Reimbursements and Recoupments if any	Ratio of Net Investment Income/(Loss) to Average Net Assets With Waivers and Reimbursements	Portfolio Turnover Rate

$12.18	25.39%	$102,691	2.29%	1.83%	2.29%	(0.07%)	102%
9.72	(8.30)	130,857	2.46	1.75	2.46	0.07	125
10.74	(5.00)	611,254	2.47	1.65	2.47	0.69	99
11.52	1.59	913,237	2.34	1.65	2.34	(0.11)	85
11.34	4.26	1,008,234	2.63	1.70	2.63	(0.94)	109

$12.01	24.97%	$4,960	2.54%	2.08%	2.54%	(0.32%)	102%
9.61	(8.55)	6,308	2.71	2.00	2.71	(0.18)	125
10.61	(5.14)	14,610	2.72	1.90	2.72	0.44	99
11.40	1.33	23,987	2.59	1.90	2.59	(0.36)	85
11.25	3.92	34,030	2.88	1.95	2.88	(1.17)	109

$11.44	10.38%	$61,430	1.75%	1.40%	2.00%	(0.14)%	125%
11.23	9.75	60,176	1.66	1.49	2.19	1.81	219
10.45	0.18	58,424	1.96	1.96	2.44	0.43	186
10.49	(8.11)	58,245	2.00	2.00	2.37	(0.47)	222
12.12	18.71	56,829	2.13	2.06	2.99	(0.60)	184

$11.78	21.15%	$23,729	1.00%	N/A	1.56%	1.16%	123%
9.79	12.05	16,508	1.06	N/A	2.39	2.29	177
9.18	0.55	9,468	1.07	N/A	2.89	1.41	155

9.13	(8.11)	8,296	1.10 [5]	N/A	2.95 [5]	0.58 [5]	146 [6]

$13.01	32.01%	$42,199	0.81%	N/A	1.43%	1.18%	67%
9.96	(3.53)	35,037	0.58	N/A	1.70	2.34	124

10.57	5.70	26,429	0.25 [5]	N/A	1.88 [5]	1.69 [5]	16 [6]

[1]	Total return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of the period and is not annualized if period is less than one year.
[2]	Redemption fees, if any, are reflected in total return calculations.
[3]	Portfolio turnover rate excludes securities delivered/received from processing redemptions/subscriptions in-kind.
[4]	Amount is less than $0.005.
[5]	Annualized.
[6]	Not Annualized.
[7]	Beginning on September 1, 2018, the expense limitation includes acquired fund fees and expenses (AFFE). AFFE are not reflected as expenses in these financial statements and therefore this may cause the net expense ratios after waivers/reimbursements to be lower than the expense limitation in place.

The accompanying notes are an integral part of the financial statements.

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BOSTON PARTNERS INVESTMENT FUNDS
NOTES TO FINANCIAL STATEMENTS
August 31, 2021

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The RBB Fund, Inc (“RBB” or the “Company”) was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. RBB is a “series fund,” which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has thirty-nine separate investment portfolios, including Boston Partners Small Cap Value Fund II (“BP Small Cap Value Fund II”), Boston Partners Long/Short Equity Fund (“BP Long/Short Equity Fund”), Boston Partners Long/Short Research Fund (“BP Long/Short Research Fund”), Boston Partners All-Cap Value Fund (“BP All-Cap Value Fund”), Boston Partners Global Equity Fund (“BP Global Equity Fund”), Boston Partners Global Long/Short Fund (“BP Global Long/Short Fund”), Boston Partners Emerging Markets Dynamic Equity Fund (“BP Emerging Markets Dynamic Equity Fund”), Boston Partners Emerging Markets Fund (“BP Emerging Markets Fund”) and Boston Partners Global Equity Advantage Fund (“BP Global Equity Advantage Fund”) (collectively the “BP Funds”), and WPG Partners Small/Micro Cap Value Fund (“WPG Small/Micro Cap Value Fund” and, collectively with the BP Funds, the “Funds”). As of the end of the reporting period, the Funds (other than the WPG Small/Micro Cap Value Fund, BP Emerging Markets Dynamic Equity Fund, BP Emerging Markets Fund and BP Global Equity Advantage Fund) each offer two classes of shares, Institutional Class and Investor Class. As of the end of the reporting period, Investor Class shares of the BP Global Equity Fund have not been issued. The WPG Small/Micro Cap Value Fund, BP Emerging Markets Dynamic Equity Fund, BP Emerging Markets Fund and BP Global Equity Advantage Fund are single class funds, offering only the Institutional Class of shares.

RBB has authorized capital of one hundred billion shares of common stock of which 88.223 billion shares are currently classified into one hundred and ninety-three classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio.

The investment objective of BP Small Cap Value Fund II and BP All-Cap Value Fund is to seek long-term growth of capital primarily through investment in equity securities. The investment objective of BP Global Equity Fund, BP Global/Long Short Fund, BP Emerging Markets Fund, BP Emerging Markets Dynamic Equity Fund and BP Global Equity Advantage Fund is to seek long-term capital growth. The investment objective of BP Long/Short Equity Fund is to seek long-term capital appreciation while reducing exposure to general equity market risk. The investment objective of WPG Small/Micro Cap Value Fund is to seek appreciation by investing primarily in common stocks, securities convertible into common stocks and in special situations. The investment objective of BP Long/Short Research Fund is to seek long-term total return.

The Funds are investment companies and follow accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services-Investment Companies.”

The end of the reporting period for the Funds is August 31, 2021, and the period covered by these Notes to Financial Statements is the fiscal period ended August 31, 2021 (the “current fiscal period”).

PORTFOLIO VALUATION — Each Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m Eastern time) on each day the NYSE is open. Securities held by a Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter (“OTC”) market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings, and are deemed representative of market values at the close of the market. Foreign securities are valued based on prices from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. Investments in other open-end investment companies, if any, are valued based on the NAV of the investment companies (which may use fair value pricing as disclosed in their prospectuses). Options for which the primary market is a national securities exchange are valued at the last sale price on the exchange on which they are traded, or, in the absence of any sale, will be valued at the mean of the last bid and ask prices prior to the market close. Options not traded on a national securities exchange are valued at the last quoted bid price for long option positions and the closing ask price for short option positions. If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Company’s Board of Directors (the “Board”). Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments Such procedures use fundamental valuation methods, which may include, but are not limited to, an analysis of the effect of any restrictions on the resale of the security, industry analysis and trends, significant changes in the issuer’s financial position, and any other event which could have a significant impact on the value of the security. Determination of fair value involves subjective judgment as the actual market value of a particular security can be established only by negotiations between the parties in a sales transaction, and the difference between the recorded fair value and the value that would be received in a sale could be significant. The Funds may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Funds value their securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Funds may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

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BOSTON PARTNERS INVESTMENT FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)
August 31, 2021

FAIR VALUE MEASUREMENTS — The inputs and valuation techniques used to measure the fair value of the Funds’ investments are summarized into three levels as described in the hierarchy below:

• Level 1 —	Prices are determined using quoted prices in active markets for identical securities.
• Level 2 —	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
• Level 3 —	Prices are determined using significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A summary of the inputs used to value each Fund’s investments as of the end of the reporting period is included in each Fund’s Portfolio of Investments.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1, 2 and 3 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Funds’ investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Funds may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) requires each Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period. A reconciliation of Level 3 investments is presented only when a Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all Level 3 transfers are disclosed if a Fund had an amount of total Level 3 transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

During the current fiscal year, the Funds had no significant level 3 investments or transfers.

USE OF ESTIMATES — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and those differences could be significant.

INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES — The Funds record security transactions based on trade date for financial reporting purposes. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income (including amortization of premiums and accretion of discounts) is accrued when earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds’ investment income, expenses (other than class specific expenses) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Certain expenses are shared with PENN Capital Funds Trust (the “Trust”), a series trust of affiliated funds. Expenses incurred on behalf of a specific class, fund or fund family of the Company or Trust are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all funds (such as director or professional fees) are charged to all funds in proportion to their average net assets of RBB and the Trust, or in such other manner as the Board deems fair or equitable. Offering costs are amortized for a new fund and accrued over a 12-month period from the inception date of the fund. Offering costs are charged directly to the fund in which they are incurred. Expenses and fees, including investment advisory, offering costs, and administration fees, are accrued daily and taken into account for the purpose of determining the NAV of the Funds.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid at least annually to shareholders and recorded on the ex-dividend date. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

U.S. TAX STATUS — No provision is made for U.S. income taxes as it is each Fund’s intention to qualify or continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

Annual Report 2021  |  103

BOSTON PARTNERS INVESTMENT FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)
August 31, 2021

FOREIGN CURRENCY TRANSLATION — Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars based on the applicable exchange rates at the date of the last business day of the financial statement period. Purchases and sales of securities, interest income, dividends, variation margin received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rates in effect on the transaction date.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices of securities held. Such changes are included with the net realized gain or loss and change in unrealized appreciation or depreciation on investments in the Statements of Operations. Other foreign currency transactions resulting in realized and unrealized gain or loss are reported separately as net realized gain or loss and change in unrealized appreciation or depreciation on foreign currencies in the Statements of Operations.

CASH AND CASH EQUIVALENTS — Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

OTHER — In the normal course of business, the Funds may enter into contracts that provide general indemnifications. Each Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future, and, therefore, cannot be estimated; however, the Funds expect the risk of material loss from such claims to be remote.

CURRENCY RISK — The Funds invest in securities of foreign issuers, including American Depositary Receipts. These markets are subject to special risks associated with foreign investments not typically associated with investing in U.S. markets. Because the foreign securities in which the Funds may invest generally trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect the Funds’ NAV, the value of dividends and interest earned and gains and losses realized on the sale of securities. Because the NAV for the Funds are determined on the basis of U.S. dollars, the Funds may lose money by investing in a foreign security if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Funds’ holdings goes up. Generally, a strong U.S. dollar relative to these other currencies will adversely affect the value of the Funds’ holdings in foreign securities.

EMERGING MARKETS RISK — The BP Emerging Markets Dynamic Equity Fund and the BP Emerging Markets Fund invest in emerging market instruments which are subject to certain credit and market risks. The securities and currency markets of emerging market countries are generally smaller, less developed, less liquid and more volatile than the securities and currency markets of the United States and other developed markets. Disclosure and regulatory standards in many respects are less stringent than in other developed markets. There also may be a lower level of monitoring and regulation of securities markets in emerging market countries and the activities of investors in such markets and enforcement of existing regulations may be extremely limited. Political and economic structures in many of these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristics of more developed countries.

FOREIGN SECURITIES MARKET RISK — Securities of many non-U.S. companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. Securities of companies traded in many countries outside the U.S., particularly emerging markets countries, may be subject to further risks due to the inexperience of local investment professionals and financial institutions, the possibility of permanent or temporary termination of trading and greater spreads between bid and asked prices of securities. In addition, non-U.S. stock exchanges and investment professionals are subject to less governmental regulation, and commissions may be higher than in the United States. Also, there may be delays in the settlement of non-U.S. stock exchange transactions.

LIBOR DISCONTINUATION RISK — The terms of many financial instruments in which the Funds may invest or other transactions to which the Funds may be a party may be tied to the London Interbank Offered Rate, or “LIBOR.” LIBOR is the offered rate for short-term Eurodollar deposits between major international banks. LIBOR may be a significant factor in determining the Funds’ payment obligations under a derivative investment, the cost of financing to the Funds or an investment’s value or return to the Funds, and may be used in other ways that affect the Funds’ investment performance. In July 2017, the Financial Conduct Authority (“FCA”), the United Kingdom’s financial regulatory body, announced a desire to phase out the use of LIBOR by the end of 2021.

The FCA and ICE Benchmark Administrator have since announced that most LIBOR settings will no longer be published after December 31, 2021 and a majority of U.S. dollar LIBOR settings will cease publication after June 30, 2023. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing the Secured Overnight Financing Rate (“SOFR”) that is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new reference rates. Uncertainty related to the liquidity impact of the change in rates, and how to appropriately adjust these rates at the time of transition, poses risks for the Funds. The effect of any changes to, or discontinuation of, LIBOR on the Funds will depend on, among other things, (1) existing fallback or termination provisions in individual contracts and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new instruments and contracts. In addition, there are obstacles to converting certain longer-term securities and transactions to a new reference rate or rates and the effectiveness of one alternative reference rate versus multiple alternative reference rates in new or existing financial instruments and products has not been determined.

The transition away from LIBOR might lead to increased volatility and illiquidity in markets for instruments whose terms currently reference LIBOR, reduced values of LIBOR-related investments, reduced effectiveness of hedging strategies, increased costs for certain

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BOSTON PARTNERS INVESTMENT FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)
August 31, 2021

LIBOR-related instruments, increased difficulty in borrowing or refinancing, and prolonged adverse market conditions for the Funds. Furthermore, the risks associated with the expected discontinuation of LIBOR and related transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Although the Funds are working to minimize its exposure to risks associated with the expected discontinuation of LIBOR, all of the aforementioned risks may adversely affect the Funds’ performance or NAV.

CORONAVIRUS (COVID-19) PANDEMIC — The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. Although vaccines for COVID-19 are becoming more widely available, the ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers are not known. The operational and financial performance of the issuers of securities in which the Funds invest depends on future developments, including the duration and spread of the outbreak and the pace of recovery which may vary from market to market, and such uncertainty may in turn adversely affect the value and liquidity of the Funds’ investments, impair the Funds’ ability to satisfy redemption requests, and negatively impact the Funds’ performance.

OPTIONS WRITTEN — The Funds may enter into options written for: bona fide hedging; attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes. Such options may relate to particular securities or domestic stock indices, and may or may not be listed on exchanges regulated by the Commodity Futures Trading Commission or on other non-U.S. exchanges. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume a short futures position (if the option is a call) or a long futures position (if the option is a put). Upon exercise of the option, the accumulated cash balance in the writer’s futures margin account is delivered to the holder of the option. That balance represents the amount by which the market price of the futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. The maximum risk of loss associated with writing put options is limited to the exercised fair value of the option contract. The maximum risk of loss associated with writing call options is potentially unlimited. The Funds also have the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. The Funds also may write OTC options where completing the obligation depends upon the credit standing of the other party. Option contracts also involve the risk that they may result in loss due to unanticipated developments in market conditions or other causes. Written options are initially recorded as liabilities to the extent of premiums received and subsequently marked to market to reflect the current value of the option written. Gains or losses are realized when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option or the purchase cost for a written put option is adjusted by the amount of the premium received. Listed option contracts present minimal counterparty credit risk since they are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange-traded options, guarantees the options against default. As of the end of the reporting period, all of the Funds’ written options are exchange-traded options.

During the current fiscal period, the Funds’ average quarterly volume of options transactions was as follows:

FUND	PURCHASED OPTIONS (COST)	WRITTEN OPTIONS (PROCEEDS)
BP Long/Short Equity Fund	$—	$312,279
BP Global Long/Short Fund	—	487,137

SHORT SALES — When the investment adviser believes that a security is overvalued, the BP Long/Short Equity Fund, the BP Long/Short Research Fund, the BP Global Long/Short Fund and the BP Emerging Markets Dynamic Equity Fund may sell the security short by borrowing the same security from a broker or other institution and selling the security. A Fund will incur a loss as a result of a short sale if the price of the borrowed security increases between the date of the short sale and the date on which the Fund buys and replaces such borrowed security. A Fund will realize a gain if there is a decline in price of the security between those dates where the decline in price exceeds the costs of borrowing the security and other transaction costs. There can be no assurance that a Fund will be able to close out a short position at any particular time or at an acceptable price. Although a Fund’s gain is limited to the amount at which it sold a security short, its potential loss is unlimited. Until a Fund replaces a borrowed security, it will maintain at all times cash, U.S. Government securities, or other liquid securities in an amount which, when added to any amount deposited with a broker as collateral, will at least equal the current market value of the security sold short. Depending on arrangements made with brokers, a Fund may not receive any payments (including interest) on collateral deposited with them.

In accordance with the terms of its prime brokerage agreements, a Fund may receive rebate income or be charged a fee for borrowed securities. Such income or fee is calculated on a daily basis based upon the market value of each borrowed security and a variable rate that is dependent upon the availability of such security. The Funds record these prime broker charges on a net basis as interest income or interest expense. During the current fiscal period, the BP Long/Short Equity Fund, the BP Long/Short Research Fund, the BP Global Long/Short Fund and the BP Emerging Markets Dynamic Equity Fund had net charges of $(366,512), $(1,493,017), $(173,850) and $(149,639) respectively, on borrowed securities. Such amounts are included in prime broker interest expense on the Statements of Operations.

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NOTES TO FINANCIAL STATEMENTS (continued)
August 31, 2021

As of the end of the reporting period, BP Long/Short Equity Fund, BP Long/Short Research Fund, BP Global Long/Short Fund and BP Emerging Markets Dynamic Equity Fund had securities sold short valued at $8,988,661, $151,600,354, $39,757,127 and $435,915, respectively, for which securities of $35,832,471, $260,872,886, $34,952,174 and $1,894,327 and deposits of $8,635,929, $174,058,920, $40,354,286 and $871,888, respectively, were pledged as collateral.

In accordance with Special Custody and Pledge Agreements with Goldman Sachs & Co. (“Goldman Sachs”) (the Funds’ prime broker), BP Long/Short Equity Fund, BP Long/Short Research Fund, BP Global Long/Short Fund and BP Emerging Markets Dynamic Equity Fund may borrow from Goldman Sachs to the extent necessary to maintain required margin cash deposits on short positions. Interest on such borrowings is charged to the Funds based on the LIBOR rate plus an agreed upon spread.

The BP Long/Short Equity Fund, BP Long/Short Research Fund, BP Global Long/Short Fund and BP Emerging Markets Dynamic Equity Fund utilized cash borrowings from Goldman Sachs to meet required margin cash deposits as follows during the current fiscal period:

BP LONG/SHORT EQUITY FUND			BP LONG/SHORT RESEARCH FUND
DAYS UNITIZED	AVERAGE DAILY BORROWINGS	WEIGHTED AVERAGE INTEREST RATE	DAYS UNITIZED	AVERAGE DAILY BORROWINGS	WEIGHTED AVERAGE INTEREST RATE
365	EUR 6,586	0.14%	248	AUD 377,254	0.46%
365	USD 2,785,775	0.50%	248	CAD 127,941	0.58%
			226	CHF 195,884	0.38%
			323	EUR 539,108	0.14%
			219	GBP 481,478	0.45%
			255	HKD 5,520,542	0.50%
			205	ILS 158,807	0.53%
			240	JPY 105,849,755	0.39%
			365	MXN 0	0.00%
			209	NOK 1,285,142	0.42%
			267	SEK 2,094,274	0.36%
			6	SGD 40,018	0.59%
			180	USD 5,573,175	0.51%

BP GLOBAL LONG/SHORT FUND			BP EMERGING MARKETS DYNAMIC EQUITY FUND
DAYS UNITIZED	AVERAGE DAILY BORROWINGS	WEIGHTED AVERAGE INTEREST RATE	DAYS UNITIZED	AVERAGE DAILY BORROWINGS	WEIGHTED AVERAGE INTEREST RATE
79	AUD 7,666	0.49%	1	EUR 4,598	0.16%
78	CAD 4,011	0.61%	47	HKD 63,210	0.46%
43	CHF 15,810	0.37%	16	SGD 7	0.00%
32	EUR 3,835	0.15%	235	USD 130,658	0.50%
33	GBP 17,816	0.43%
20	HKD 20,041	0.49%
276	JPY 1,318,589	0.38%
4	NOK 35,739	0.40%
75	SEK 96,360	0.37%
212	USD 136,136	0.50%

The BP Long/Short Equity Fund, BP Long/Short Research Fund, BP Global Long/Short Fund and BP Emerging Markets Dynamic Equity Fund incurred interest expense during the current fiscal period on such borrowings, in the amount of $14,164, $22,153, $457 and $432, respectively.

CONTRACTS FOR DIFFERENCE — The BP Long/Short Equity Fund, BP Long/Short Research Fund, BP Global Long/Short Fund, BP Emerging Markets Dynamic Equity Fund and BP Emerging Markets Fund (for this section only, each a “Fund”) may enter into Contracts for Differences (“CFDs”). CFDs are leveraged derivative instruments that allow a Fund to take a position on the change in the market price of an underlying asset, such as a stock, or the value of an index or currency exchange rate. With a short CFD, a Fund is seeking to profit from falls in the market price of the asset. CFDs are subject to liquidity risk because the liquidity of CFDs is based on the liquidity of the underlying instrument, and are subject to counterparty risk, i.e., the risk that the counterparty to the CFD transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract. It is also possible that the market price of the CFD will move between the time the order is placed by a Fund and when it is executed by the issuer, which can result in the trade being executed at a less favorable price. CFDs, like many other derivative instruments, involve the risk that, if the derivative security declines in value, additional margin would be required to maintain the margin level. The seller may require a Fund to deposit additional sums to cover this decline in value, and the margin call may be at short notice. If additional margin is not provided in time, the seller may liquidate the positions at a loss for which a Fund is liable. The potential for margin calls and large losses are much greater in CFDs than in other leveraged products. Most CFDs are traded OTC. CFDs are not registered with the SEC or any U.S. regulator, and are not subject to U.S. regulation. In a short position, the Fund will receive or pay an amount based upon the amount, if any, by which the notional amount of the CFD would have decreased or increased in value had it sold the particular stocks short, less the dividends that would have been paid on those stocks, plus a floating rate of interest on the notional amount of the CFD. All of these components are reflected in the market value of the CFD.

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NOTES TO FINANCIAL STATEMENTS (continued)
August 31, 2021

CFDs are marked-to-market daily based upon quotations from market makers and the resulting changes in market values, if any, are recorded as an unrealized gain or loss in the Statements of Operations. Periodic payments made or received are recorded as realized gains or losses. Entering into CFDs involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contract may default on its obligation to perform and that there may be unfavorable changes in market conditions. CFDs outstanding at period end, if any, are listed on the Portfolio of Investments. As of the end of the reporting period, BP Long/Short Research Fund, BP Global Long/Short Fund and BP Emerging Markets Dynamic Equity Fund had cash deposits for CFD of $406,933, $110,000 and $9,129,145, respectively, which were pledged as collateral. In connection with CFDs, cash or securities may be segregated as collateral by the Funds’ custodian. As of the end of the reporting period, the BP Long/Short Equity Fund, BP Long/Short Research Fund, BP Global Long/Short Fund, BP Emerging Markets Dynamic Equity Fund and the BP Emerging Markets Fund held CFDs.

During the current fiscal period, the average volume of CFDs was as follows:

FUND	NOTIONAL AMOUNT LONG	NOTIONAL AMOUNT SHORT
BP Long/Short Equity Fund	$—	$3,791,033
BP Long/Short Research Fund	2,774,100	54,524,564
BP Global Long/Short Fund	1,785,202	5,276,110
BP Emerging Markets Dynamic Equity Fund	20,605,588	26,137,481
BP Emerging Markets Fund	1,306,194	—

The following is a summary of CFD’s that are subject to enforceable master netting agreements (or similar arrangements) and collateral received and pledged in connection with the master netting agreements (or similar arrangements) as of the end of the reporting period:

		GROSS AMOUNT NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES				GROSS AMOUNT NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
FUND	GROSS AMOUNTS OF RECOGNIZED ASSETS	FINANCIAL INSTRUMENTS	CASH COLLATERAL RECEIVED	NET AMOUNT[1]	GROSS AMOUNTS OF RECOGNIZED LIABILITIES	FINANCIAL INSTRUMENTS	CASH COLLATERAL PLEDGED[2]	NET AMOUNT[3]
BP Long/Short Equity Fund
Morgan Stanley	$141,143	$141,143	$—	$—	$635,414	$141,143	$—	$494,271
Total	$141,143	$141,143	$—	$—	$635,414	$141,143	$—	$494,271
BP Long/Short Research Fund
Goldman Sachs	$2,742,940	$14,204	$—	$2,728,736	$14,204	$14,204	$—	$—
Macquarie	—	—	—	—	202,156	—	390,000	—
Morgan Stanley	1,217,580	961,534	—	256,046	961,534	961,534	16,933	—
Total	$3,960,520	$975,738	$—	$2,984,782	$1,177,894	$975,738	$406,933	$—
BP Global Long/Short Fund
Goldman Sachs	$72,038	$72,038	$—	$—	$73,540	$72,038	$—	$1,502
Mac°quarie	—	—	—	—	12,991	—	110,000	—
Morgan Stanley	—	—	—	—	75,105	—	—	75,105
Total	$72,038	$72,038	$—	$—	$161,636	$72,038	$110,000	$76,607
BP Emerging Markets Dynamic Equity Fund
Citigroup	$26,324	$26,324	$—	$—	$66,540	$26,324	$320,000	$—
Goldman Sachs	1,088,942	756,957	—	331,985	756,957	756,957	420,000	—
HSBC	57,890	57,890	—	—	103,646	57,890	260,000	—
Macquarie	11,777	—	—	11,777	—	—	144,859	—
Morgan Stanley	82,422	82,422	—	—	331,662	82,422	7,984,286	—
Total	$1,267,355	$923,593	$—	$343,762	$1,258,805	$923,593	$9,129,145	$—
BP Emerging Markets Fund
Goldman Sachs	$139,078	$21,525	$—	$117,553	$21,525	$21,525	$—	$—
Total	$139,078	$21,525	$—	$117,553	$21,525	$21,525	$—	$—

[1]	Net amount represents the net amount receivable from the counterparty in the event of default.
[2]	Actual collateral pledged may be more than the amount shown.
[3]	Net amount represents the net amount payable to the counterparty in the event of default.

2. INVESTMENT ADVISERS AND OTHER SERVICES

Boston Partners Global Investors, Inc. (“Boston Partners” or the “Adviser”) serves as the investment adviser to each Fund. Each Fund compensates the Adviser for its services at an annual rate based on the Fund’s average daily net assets (the “Advisory Fee”), payable on a monthly basis in arrears, as shown in the following table. Campbell & Company Investment Adviser LLC is a co-adviser to BP Global Equity Advantage Fund and is entitled to 50% of the Advisory Fee.

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NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2021

The Adviser has contractually agreed to waive advisory fees and/or reimburse expenses to the extent that total annual Fund operating expenses (excluding certain items discussed below) exceed the rates (“Expense Caps”) shown in the following table of each Fund’s average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause total annual Fund operating expenses to exceed the Expense Caps as applicable: short sale dividend expense, brokerage commissions, extraordinary expenses, interest and taxes. This contractual limitation for all the Funds (other than the BP Global Equity Advantage Fund) is in effect until February 28, 2022 and may not be terminated without the approval of the Board. For the BP Global Equity Advantage Fund, the contractual limitation is in effect until December 31, 2021 and may not be terminated without the approval of the Board. The Adviser may discontinue these arrangements at any time after these dates.

		EXPENSE CAPS
FUND	ADVISORY FEE	INSTITUTIONAL CLASS	INVESTOR CLASS
BP Small Cap Value Fund II	0.85%	0.99%	1.24%
BP Long/Short Equity Fund	2.25	1.96	2.21
BP Long/Short Research Fund	1.25	1.50	1.75
BP All-Cap Value Fund	0.70	0.80	1.05
WPG Partners Small/Micro Cap Value Fund*	0.80	1.10	N/A
BP Global Equity Fund	0.90	0.95	1.20
BP Global Long/Short Fund	1.50	2.00	2.25
BP Emerging Markets Dynamic Equity Fund	1.25	1.40	N/A
BP Emerging Markets Fund	0.75	1.00	N/A
BP Global Equity Advantage Fund	1.00	1.05	N/A

*	0.80% of net asset up to $500 million, 0.75% of net assets in excess of $500 million.

The Adviser may recoup from each Fund fees and expenses previously paid, waived, or absorbed for a period of three years after such fees or expenses were incurred, provided that the repayments do not cause the Funds’ operating expenses (excluding brokerage commissions, short sale dividend expense, taxes, interest expense, and any extraordinary expenses) to exceed the Expense Caps of each class of each Fund that were in effect at the time the fees and expenses were paid, waived, or absorbed by the Adviser, as well as the Expense Caps that are currently in effect, if different.

During the current fiscal period, investment advisory fees accrued, waived and/or reimbursed were as follows:

FUND	GROSS ADVISORY FEES	WAIVERS AND/OR REIMBURSEMENTS*	RECOUPMENTS	NET ADVISORY FEES
BP Small Cap Value Fund II	$6,544,864	$(139,323)	$1,430	$6,406,971
BP Long/Short Equity Fund	1,513,644	(366,046)	—	1,147,598
BP Long/Short Research Fund	10,864,407	—	—	10,864,407
BP All-Cap Value Fund	10,960,721	(479,510)	—	10,481,211
WPG Partners Small/Micro Cap Value Fund	197,100	(43,934)	—	153,166
BP Global Equity Fund	1,476,366	(140,758)	—	1,335,608
BP Global Long/Short Fund	1,786,541	—	—	1,786,541
BP Emerging Markets Dynamic Equity Fund	854,477	(168,395)	—	686,082
BP Emerging Markets Fund	164,913	(123,547)	—	41,366
BP Global Equity Advantage Fund	410,383	(254,829)	—	155,554

As of the end of the reporting period, the Funds had amounts available for recoupment as follows:

FUND	August 31, 2022	August 31, 2023	August 31, 2024	TOTAL
BP Small Cap Value Fund II	$406,176	$148,231	$139,323	$693,730
BP Long/Short Equity Fund	45,543	242,417	366,046	654,006
BP All-Cap Value Fund	476,070	746,620	479,510	1,702,200
WPG Partners Small/Micro Cap Value Fund	35,195	45,416	43,934	124,545
BP Global Equity Fund	608,508	1,193,888	140,758	1,943,154
BP Emerging Markets Dynamic Equity Fund	291,221	307,711	168,395	767,327
BP Emerging Markets Fund	162,027	178,695	123,547	464,269
BP Global Equity Advantage Fund	110,276	352,836	254,829	717,941

*	Includes Acquired fund fees and expenses. Acquired fund fees and expenses are indirect fees and expenses that the Fund incurs from investing in the shares of other mutual funds, including money market funds and exchange traded funds.

U.S. Bancorp Fund Services, LLC (“Fund Services”), doing business as U.S. Bank Global Fund Services, serves as administrator for the Funds. For providing administrative and accounting services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Fund Services serves as the Funds’ transfer and dividend disbursing agent. For providing transfer agent services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

U.S. Bank, N.A. (the “Custodian”) provides certain custodial services to the Funds. The Custodian is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

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NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2021

Quasar Distributors, LLC (the “Distributor”), a wholly-owned broker-dealer subsidiary of Foreside Financial Group, LLC, serves as the principal underwriter and distributor of the Funds’ shares pursuant to a Distribution Agreement with RBB.

For compensation amounts paid to Fund Services and the Custodian, please refer to the Statements of Operations.

The Board has approved a Distribution Agreement for the Funds and adopted separate Plans of Distribution for the Investor Class Shares of each BP Fund (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plans, Quasar Distributors, LLC (the “Underwriter”) is entitled to receive from each Fund a distribution fee with respect to the Investor Class Shares, which is accrued daily and paid monthly, of up to 0.25% on an annualized basis of the average daily net assets of the Investor Class Shares. Amounts paid to the Distributor under the Plans may be used by the Distributor to cover expenses that are related to (i) the sale of the Investor Class Shares, (ii) ongoing servicing and/or maintenance of the accounts of shareholders, and (iii) sub-transfer agency services, subaccounting services or administrative services related to the sale of the Investor Class Shares, all as set forth in the Plans.

3. DIRECTOR AND OFFICER COMPENSATION

The Directors of the Company receive an annual retainer and meeting fees for meetings attended. An employee of Vigilant Compliance, LLC serves as President and Chief Compliance Officer of the Company. Vigilant Compliance, LLC is compensated for the services provided to the Company. Employees of RBB serve as Treasurer, Secretary and Director of Marketing & Business Development of the Company. They are compensated for services provided. Certain employees of Fund Services serve as officers of the Company. They are not compensated by the Funds or the Company. For Director and Officer compensation amounts, please refer to the Statements of Operations.

4. PURCHASES AND SALES OF INVESTMENT SECURITIES

During the current fiscal period, aggregate purchases and sales of investment securities (excluding short-term investments and derivative transactions) of the Funds were as follows:

FUND	PURCHASES	SALES
BP Small Cap Value Fund II	$244,420,273	$266,565,725
BP Long/Short Equity Fund	20,049,296	64,259,062
BP Long/Short Research Fund	522,600,625	1,152,128,426
BP All-Cap Value Fund	668,644,163	503,836,381
WPG Partners Small/Micro Cap Value Fund	27,084,340	29,972,294
BP Global Equity Fund	141,001,433	181,856,026
BP Global Long/Short Fund	114,879,419	186,866,950
BP Emerging Markets Dynamic Equity Fund	59,429,888	77,567,925
BP Emerging Markets Fund	27,828,376	24,413,099
BP Global Equity Advantage Fund	26,702,175	30,111,768

There were no purchases or sales of long-term U.S. Government securities during the current fiscal period.

5. CAPITAL SHARE TRANSACTIONS

As of the end of the reporting period, each class of each Fund has 100,000,000 shares of $0.001 par value common stock authorized except for the Institutional Class Shares of the BP Long/Short Research Fund, BP Global Long/Short Fund and WPG Small/Micro Cap Value Fund, which have 750,000,000 shares, 300,000,000 shares and 50,000,000 shares, respectively, of $0.001 par value common stock authorized.

6. RESTRICTED SECURITIES

Each Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if applicable, is included at the end of each Fund’s Schedule of Investments.

As of the end of the reporting period, the Funds did not hold any restricted securities that were illiquid.

7. FEDERAL INCOME TAX INFORMATION

The Funds have followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Funds to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Funds have determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Funds are subject

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NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2021

to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

As of August 31, 2021, the federal tax cost and aggregate gross unrealized appreciation and depreciation of investments held by each Fund were as follows:

FUND	FEDERAL TAX COST	UNREALIZED APPRECIATION	UNREALIZED (DEPRECIATION)	NET UNREALIZED APPRECIATION/ (DEPRECIATION)
BP Small Cap Value Fund II	$734,568,674	$304,975,691	$(20,614,773)	$284,360,918
BP Long/Short Equity Fund	44,612,423	32,124,320	(2,779,609)	29,344,711
BP Long/Short Research Fund	525,011,455	317,624,143	(20,056,909)	297,567,234
BP All-Cap Value Fund	1,351,693,766	708,628,284	(9,186,774)	699,441,510
WPG Small/Micro Cap Value Fund	28,858,816	6,999,011	(700,615)	6,298,396
BP Global Equity Fund	147,442,833	49,495,518	(8,172,554)	41,322,964
BP Global Long/Short Fund	91,547,716	24,232,530	(11,492,659)	12,739,871
BP Emerging Markets Dynamic Equity Fund	48,151,488	6,377,403	(2,679,448)	3,697,955
BP Emerging Markets Fund	21,492,874	3,133,461	(1,304,044)	1,829,417
BP Global Equity Advantage Fund	34,069,706	9,302,345	(1,265,066)	8,037,279

Distributions to shareholders, if any, from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

The following permanent differences as of August 31, 2021 were reclassified among the following accounts. They are primarily attributable to net investment loss, deemed distributions due to shareholder redemptions and investments in partnerships.

FUND	DISTRIBUTABLE EARNINGS/(LOSS)	PAID-IN CAPITAL
BP Small Cap Value Fund II	$—	$—
BP Long/Short Equity Fund	17,700	(17,700)
BP Long/Short Research Fund	6,177,427	(6,177,427)
BP All—Cap Value Fund	(8,922,121)	8,922,121
WPG Small/Micro Cap Value Fund	—	—
BP Global Equity Fund	—	—
BP Global Long/Short Fund	2,177	(2,177)
BP Emerging Markets Dynamic Equity Fund	—	—
BP Emerging Markets Fund	—	—
BP Global Equity Advantage Fund	—	—

As of August 31, 2021, the components of distributable earnings on a tax basis were as follows:

FUND	UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAINS	CAPITAL LOSS CARRYFORWARDS	QUALIFIED LATE-YEAR LOSS DEFERRAL	OTHER TEMPORARY DIFFERENCES	UNREALIZED APPRECIATION/ (DEPRECIATION)
BP Small Cap Value Fund II	$14,821,648	$42,631,933	$—	$—	$—	$284,360,915
BP Long/Short Equity Fund	—	2,791,035	—	(1,275,596)	—	29,496,202
BP Long/Short Research Fund	—	64,542,028	—	(3,404,863)	—	296,944,488
BP All-Cap Value Fund	32,100,975	47,434,695	—	—	—	699,441,859
WPG Small/Micro Cap Value Fund	417,749	—	—	—	—	6,298,395
BP Global Equity Fund	1,891,621	—	(28,907,833)	—	—	41,346,603
BP Global Long/Short Fund	—	—	(22,882,500)	(627,007)	(27,125)	12,754,976
BP Emerging Markets Dynamic Equity Fund	—	—	(1,047,838)	(442,354)	—	3,698,412
BP Emerging Markets Fund	926,735	303,862	—	—	—	1,830,449
BP Global Equity Advantage Fund	304,195	1,523,952	—	—	—	8,037,856

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes.

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NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2021

The tax character of dividends and distributions paid during the fiscal years ended August 31, 2021 and 2020 was as follows:

	2021			2020
FUND	ORDINARY INCOME	LONG-TERM GAINS	TOTAL	ORDINARY INCOME	LONG-TERM GAINS	TOTAL
BP Small Cap Value Fund II	$3,711,285	$—	$3,711,285	$6,975,898	$7,342,323	$14,318,221
BP Long/Short Equity Fund	—	23,768,795	23,768,795	—	18,723,860	18,723,860
BP Long/Short Research Fund	—	—	—	40,387,000	28,936,257	69,323,257
BP All-Cap Value Fund	9,805,102	11,863,033	21,668,135	27,893,874	18,747,281	46,641,155
WPG Small/Micro Cap Value Fund	144,307	—	144,307	108,852	—	108,852
BP Global Equity Fund	2,917,436	—	2,917,436	10,116,438	—	10,116,438
BP Global Long/Short Fund	79,283	—	79,283	7,319,397	—	7,319,397
BP Emerging Markets Dynamic Equity Fund	5,338,757	—	5,338,757	1,296,540	—	1,296,540
BP Emerging Markets Fund	129,801	—	129,801	503,507	—	503,507
BP Global Equity Advantage Fund	416,614	—	416,614	633,996	—	633,996

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

Pursuant to federal income tax rules applicable to regulated investment companies, the Funds may elect to treat certain capital losses between November 1 and August 31 and late year ordinary losses ((i) ordinary losses between January 1 and August 31, and (ii) specified ordinary and currency losses between November 1 and August 31) as occurring on the first day of the following tax year. For the year ended August 31, 2021, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until September 1, 2021.

For the fiscal year ended August 31, 2021, the following Funds deferred to September 1, 2021, the following qualified late-year losses.

FUND	LATE-YEAR ORDINARY LOSS DEFERRAL	POST-OCTOBER CAPITAL LOSS DEFERRAL
BP Small Cap Value Fund II	$—	$—
BP Long/Short Equity Fund	1,275,596	—
BP Long/Short Research Fund	3,404,863	—
BP All-Cap Value Fund	—	—
WPG Small/Micro Cap Value Fund	—	—
BP Global Equity Fund	—	—
BP Global Long/Short Fund	627,007	—
BP Emerging Markets Dynamic Equity Fund	442,354	—
BP Emerging Markets Fund	—	—
BP Global Equity Advantage Fund	—	—

Accumulated capital losses represent net capital loss carryforwards as of August 31, 2021 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. During the fiscal year, the WPG Small/Micro Cap Value Fund had utilized $4,995,702, BP Global Equity Fund had utilized $15,806,924, BP Global Long/Short Fund had utilized $16,093,057, BP Emerging Markets Dynamic Equity Fund had utilized $4,418,457, BP Emerging Markets Fund had utilized $1,747,300 and BP Global Equity Advantage Fund had utilized $2,195,850 of carry forward capital losses.

As of August 31, 2021, the BP Global Equity Fund had short-term post-enactment capital losses of $28,907,833. The BP Global Long/Short Fund had short-term post-enactment capital losses of $22,882,500. The BP Emerging Markets Dynamic Equity Fund had short-term post-enactment capital losses of $1,047,838. The capital losses can be carried forward for an unlimited period.

8. SECURITIES LENDING

Securities may be loaned to financial institutions, such as broker-dealers, and are required to be secured continuously by collateral in cash, cash equivalents, letter of credit or U.S. Government securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. Cash collateral received, pursuant to investment guidelines established by the Funds and approved by the Board, is invested in short-term investments. All such investments are made at the risk of the Funds and, as such, the Funds are liable for investment losses. Such loans would involve risks of delay in receiving additional collateral in the event the value

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NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2021

of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by Boston Partners to be of good standing and only when, in Boston Partners’ judgment, the income to be earned from the loans justifies the attendant risks. Any loans of a Fund’s securities will be fully collateralized and marked to market daily. Investments purchased with proceeds from securities lending are overnight and continuous. During the current fiscal period, the Funds participated in securities lending. The market value of securities on loan and cash collateral as of the end of the reporting period and the income generated from the program during the current fiscal period with respect to such loans were as follows:

FUND	MARKET VALUE OF SECURITIES LOANED	MARKET VALUE OF COLLATERAL	INCOME RECEIVED FROM SECURITIES LENDING
BP Small Cap Value Fund II	$135,611,398	$138,807,820	$57,279
BP Long/Short Equity Fund	6,923,720	7,088,767	10,754
BP All-Cap Value Fund	118,695,192	121,525,521	47,535
WPG Small/Micro Cap Value Fund	7,372,273	7,534,351	5,559
BP Global Equity Fund	6,200,112	6,303,542	8,579

Securities lending transactions are entered into by the Funds’ securities lending agent on behalf of the Funds under a Master Securities Lending Agreement (“MSLA”) which permits the Funds’ securities lending agent on behalf of the Funds, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset amounts payable on behalf of the Funds to the same counterparty against amounts to be received and create one single net payment due to or from the Funds. The following table is a summary of the Funds’ open securities lending transactions which are subject to a MSLA as of the end of the reporting period:

				GROSS AMOUNT NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
FUND	GROSS AMOUNT OF RECOGNIZED ASSETS	GROSS AMOUNTS OFFSET IN THE STATEMENT OF ASSETS AND LIABILITIES	NET AMOUNT OF ASSETS PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENTS[1]	CASH COLLATERAL RECEIVED	NET AMOUNT
BP Small Cap Value Fund II	$135,611,398	—	$135,611,398	$(135,611,398)	—	—
BP Long/Short Equity Fund	6,923,720	—	6,923,720	(6,923,720)	—	—
BP All-Cap Value Fund	118,695,192	—	118,695,192	(118,695,192)	—	—
WPG Small/Micro Cap Value Fund	7,372,273	—	7,372,273	(7,372,273)	—	—
BP Global Equity Fund	6,200,112	—	6,200,112	(6,200,112)	—	—

[1]	Amount disclosed is limited to the amount of assets presented in the Statements of Assets and Liabilities. Actual collateral received may be more than the amount shown.

9. LINE OF CREDIT

The Company, on behalf of the Funds, has established a line of credit (“LoC”) with the Custodian to be used for temporary or emergency purposes, primarily for financing redemption payments. Any loan issued to a Fund utilizing the LoC (each, a “Borrowing Fund” and together, the “Borrowing Funds”) is secured by securities held in the Borrowing Fund’s portfolio. The LoC was renewed on September 14, 2021. The LoC will mature, unless renewed, on September 13, 2022. Borrowing under the LoC is limited to the lesser of (i) $100,000,000, (ii) 20.0% of the gross market value of a Borrowing Fund, or (iii) 33 1/3% of the net market value of the unencumbered assets of a Borrowing Fund. The interest rate paid by the Borrowing Funds on outstanding borrowings is equal to the prime lending rate of the Custodian, which was 3.25% at August 31, 2021.

During the current fiscal period, the Funds’ LoC borrowing activity was as follows:

	AVERAGE BORROWINGS	MAXIMUM AMOUNT OUTSTANDING	INTEREST EXPENSE	AVERAGE INTEREST RATE
BP Small Cap Value Fund II	$4,886,333	$11,465,000	$1,323	3.25%
BP Long/Short Equity Fund	617,440	5,169,000	4,682	3.25%
BP Long/Short Research Fund	5,489,865	32,505,000	44,110	3.25%
WPG Partners Small/Micro Cap Value Fund	79,091	239,000	79	3.25%
BP Global Equity Fund	12,698,818	32,009,000	12,611	3.25%
BP Global Long/Short Fund	95,857	144,000	61	3.25%
BP Emerging Markets Fund	116,000	116,000	10	3.25%
BP Global Equity Advantage Fund	801,533	3,859,000	1,085	3.25%

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NOTES TO FINANCIAL STATEMENTS (concluded)

August 31, 2021

10. NEW ACCOUNTING PRONOUNCEMENTS AND REGULATORY UPDATES

In October 2020, the Securities and Exchange Commission (“SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and require funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. Funds will be required to comply with Rule 18f-4 by August 19, 2022. It is not currently clear what impact, if any, Rule 18f-4 will have on the availability, liquidity or performance of derivatives. Management is currently evaluating the potential impact of Rule 18f-4 on the Funds. When fully implemented, Rule 18f-4 may require changes in how a Fund uses derivatives, adversely affect a Fund’s performance and increase costs related to a Fund’s use of derivatives.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Funds will be required to comply with the rules by September 8, 2022. Management is currently assessing the potential impact of the new rules on the Funds’ financial statements.

11. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no significant events requiring recognition or disclosure in the financial statements.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of The RBB Fund, Inc. and Shareholders of Boston Partners Small Cap Value Fund II, Boston Partners Long/Short Equity Fund, Boston Partners Long/Short Research Fund, Boston Partners All-Cap Value Fund, WPG Partners Small/Micro Cap Value Fund, Boston Partners Global Equity Fund, Boston Partners Global Long/Short Fund, Boston Partners Emerging Markets Dynamic Equity Fund (formerly, Boston Partners Emerging Markets Long/Short Fund), Boston Partners Emerging Markets Fund and Boston Partners Global Equity Advantage Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Boston Partners Small Cap Value Fund II, Boston Partners Long/Short Equity Fund, Boston Partners Long/Short Research Fund, Boston Partners All-Cap Value Fund, WPG Partners Small/Micro Cap Value Fund, Boston Partners Global Equity Fund, Boston Partners Global Long/Short Fund, Boston Partners Emerging Markets Dynamic Equity Fund, Boston Partners Emerging Markets Fund and Boston Partners Global Equity Advantage Fund (collectively referred to as the “Funds”) (ten of the portfolios constituting The RBB Fund, Inc. (the “Company”)), including the portfolios of investments, as of August 31, 2021, and the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (ten of the portfolios constituting The RBB Fund, Inc.) at August 31, 2021, and the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual portfolio constituting The RBB Fund, Inc.	Statement of operations	Statements of changes in net assets	Financial highlights
Boston Partners Small Cap Value Fund II
Boston Partners Long/Short Equity Fund
Boston Partners Long/Short Research Fund
Boston Partners All-Cap Value Fund
WPG Partners Small/Micro Cap Value Fund
Boston Partners Global Equity Fund
Boston Partners Global Long/Short Fund
Boston Partners Emerging Markets Dynamic Equity Fund	For the year ended August 31, 2021	For each of the two years in the period ended August 31, 2021	For each of the five years in the period ended August 31, 2021
Boston Partners Emerging Markets Fund	For the year ended August 31, 2021	For each of the two years in the period ended August 31, 2021	For each of the three years ended August 31, 2021 and the period October 17, 2017 (commencement of operations) to August 31, 2018
Boston Partners Global Equity Advantage Fund	For the year ended August 31, 2021	For each of the two years in the period ended August 31, 2021	For each of the two years ended August 31, 2021 and the period May 29, 2019 (commencement of operations) to August 31, 2019

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (concluded)

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Boston Partners investment companies since 2007.

Philadelphia, Pennsylvania

October 29, 2021

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SHAREHOLDER TAX INFORMATION

(unaudited)

Certain tax information regarding each Fund is required to be provided to shareholders based upon each Fund’s income and distributions for the taxable year ended August 31, 2021. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ending December 31, 2021. During the fiscal year ended August 31, 2021, the following dividends and distributions were paid by each of the Funds:

	ORDINARY INCOME	LONG-TERM CAPITAL GAINS

BP Small Cap Value Fund II	$3,711,285	$—
BP Long/Short Equity Fund	—	23,768,795
BP Long/Short Research Fund	—	—
BP All-Cap Value Fund	9,805,102	11,863,033
WPG Small/Micro Cap Value Fund	144,307	—
BP Global Equity Fund	2,917,436	—
BP Global Long/Short Fund	79,283	—
BP Emerging Markets Dynamic Equity Fund	5,338,757	—
BP Emerging Markets Fund	129,801	—
BP Global Equity Advantage Fund	416,614	—

Distributions from net investment income and short-term capital gains are treated as ordinary income for federal income tax purposes.

Under the Jobs and Growth Tax relief Reconciliation Act of 2003 the following percentages of ordinary dividends paid during the fiscal year ended August 31, 2021 are designated as “qualified dividend income,” as defined in the Act, and are subject to reduced tax rates:

BP Small Cap Value Fund II	67.21%
BP Long/Short Equity Fund	0.00%
BP Long/Short Research Fund	0.00%
BP All-Cap Value Fund	100.00%
WPG Small/Micro Cap Value Fund	100.00%
BP Global Equity Fund	100.00%
BP Global Long/Short Fund	100.00%
BP Emerging Markets Dynamic Equity Fund	38.31%
BP Emerging Markets Fund	93.55%
BP Global Equity Advantage Fund	84.83%

The percentage of total ordinary income dividends paid qualifying for the corporate dividends received deduction for each Fund is as follows:

BP Small Cap Value Fund II	67.10%
BP Long/Short Equity Fund	0.00%
BP Long/Short Research Fund	0.00%
BP All-Cap Value Fund	100.00%
WPG Small/Micro Cap Value Fund	100.00%
BP Global Equity Fund	72.40%
BP Global Long/Short Fund	100.00%
BP Emerging Markets Dynamic Equity Fund	1.20%
BP Emerging Markets Fund	3.92%
BP Global Equity Advantage Fund	36.92%

The percentage of qualified interest income related dividends not subject to withholding tax for non-resident aliens and foreign corporations is as follows:

BP Small Cap Value Fund II	0.00%
BP Long/Short Equity Fund	0.00%
BP Long/Short Research Fund	0.00%
BP All-Cap Value Fund	0.00%
WPG Small/Micro Cap Value Fund	0.00%
BP Global Equity Fund	0.51%
BP Global Long/Short Fund	1.94%
BP Emerging Markets Dynamic Equity Fund	2.09%
BP Emerging Markets Fund	2.19%
BP Global Equity Advantage Fund	0.36%

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SHAREHOLDER TAX INFORMATION (concluded)

(unaudited)

The percentage of ordinary income distributions designated as qualified short-term gains pursuant to the American Job Creation Act of 2004 is as follows:

BP Small Cap Value Fund II	0.00%
BP Long/Short Equity Fund	0.00%
BP Long/Short Research Fund	0.00%
BP All-Cap Value Fund	0.00%
WPG Small/Micro Cap Value Fund	0.00%
BP Global Equity Fund	0.00%
BP Global Long/Short Fund	0.00%
BP Emerging Markets Dynamic Equity Fund	0.00%
BP Emerging Markets Fund	0.00%
BP Global Equity Advantage Fund	0.00%

Pursuant to Section 853 of the Internal Revenue Code, the following Portfolios elect to pass-through to shareholders the credit for taxes paid to eligible foreign countries, which may be less than the actual amount paid for financial statement purposes.

			PER SHARE
FUND	GROSS FOREIGN SOURCE INCOME	FOREIGN TAXES PASSTHROUGH	GROSS FOREIGN SOURCE INCOME	FOREIGN TAXES PASSTHROUGH	SHARES OUTSTANDING AT 8/31/2021
BP Global Equity Fund	3,165,661	468,670	0.35799650	0.05300069	8,842,715
BP Emerging Markets Dynamic Equity Fund	1,311,453	238,632	0.24420084	0.04443478	5,370,388
BP Emerging Markets Fund	559,896	87,620	0.27802311	0.04350877	2,013,847

Because each Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2021. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2022.

In general, dividends received by tax exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Funds.

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BOSTON PARTNERS INVESTMENT FUNDS

OTHER INFORMATION

(unaudited)

Proxy Voting

Policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities as well as information regarding how the Funds voted proxies relating to portfolio securities for the most recent twelve-month period ended June 30 are available without charge, upon request, by calling (888) 261-4073 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedule

The Company files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) as an exhibit to its reports on Form N-PORT. The Company’s Form N-PORT is available on the SEC’s website at http://www.sec.gov.

Approval of Investment Advisory Agreements

Investment Advisory Agreement Renewal – All Funds (except BP Global Equity Advantage Fund)

As required by the 1940 Act, the Board, including all of the Directors who are not “interested persons” of the Company, as that term is defined in the 1940 Act (the “Independent Directors”), considered the renewal of the investment advisory agreement between Boston Partners and the Company (the “Investment Advisory Agreement”) on behalf of the BP Small Cap Value Fund II, BP All-Cap Value Fund, BP Long/Short Equity Fund, BP Long/Short Research Fund, WPG Small/Micro Cap Value Fund, BP Global Equity Fund, BP Global Long/Short Fund, BP Emerging Markets Dynamic Equity Fund, and the BP Emerging Markets Fund (for this section only, each a “Fund” and collectively the “Funds”), at a meeting of the Board held on May 12-13, 2021 (the “Meeting”). At the Meeting, the Board, including all of the Independent Directors, approved the Investment Advisory Agreement for an additional one-year term. The Board’s decision to approve the Investment Advisory Agreement reflects the exercise of its business judgment to continue the existing arrangement. In approving the Investment Advisory Agreement, the Board considered information provided by Boston Partners with the assistance and advice of counsel to the Independent Directors and the Company.

In considering the renewal and approval of the Investment Advisory Agreement between the Company and Boston Partners, with respect to the Funds, the Directors took into account all the materials provided prior to and during the Meeting and at other meetings throughout the past year, the presentations made during the Meeting, and the discussions held during the Meeting. Among other things, the Directors considered (i) the nature, extent, and quality of Boston Partners’ services provided to the Funds; (ii) descriptions of the experience and qualifications of Boston Partners personnel providing those services; (iii) Boston Partners’ investment philosophies and processes; (iv) Boston Partners’ assets under management and client descriptions; (v) Boston Partners’ soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vi) Boston Partners’ current advisory fee arrangements with the Company and other similarly managed clients; (vii) Boston Partners’ compliance procedures; (viii) Boston Partners’ financial information, insurance coverage and profitability analysis related to providing advisory services to the Funds; (ix) the extent to which economies of scale are relevant to the Funds; (x) report prepared by Broadridge/Lipper comparing each Fund’s management fees and total expense ratio to those each Fund’s respective Lipper Group and comparing the performance of each Fund to the performance of each Fund’s respective Lipper Group; and (xi) a report comparing the performance of each Fund to the performance of its benchmark.

As part of their review, the Directors considered the nature, extent and quality of the services provided by Boston Partners. The Directors concluded that Boston Partners had substantial resources to provide services to the Funds and that Boston Partners’ services had been acceptable.

The Directors also considered the investment performance of the Funds. Information on the Funds’ investment performance was provided for the one-, three-, five-, ten-years and since inception periods ended March 31, 2021, as applicable. The Directors considered the Funds’ investment performance in light of their investment objectives and investment strategies. The Directors concluded that the investment performance of each of the Funds as compared to their respective benchmarks and Lipper Groups was acceptable.

In reaching this conclusion, the Directors noted that the BP All-Cap Value Fund outperformed its benchmark, the Russell 3000 Value Index for one-year, five-year, ten-year and since-inception periods ended March 31, 2021, and underperformed its benchmark for the year-to-date and three-year periods ended March 31, 2021. The Directors also noted that the BP All-Cap Value Fund ranked in the 3rd quintile in its Lipper Performance Group for the one-year period and in the 2nd quintile for the two-year, three-year, four-year and five-year periods ended December 31, 2020.

The Directors noted that the BP Long/Short Equity Fund outperformed its primary benchmark, the S&P 500 Index, for the year-to-date and since-inception periods ended March 31, 2021, and underperformed its benchmark for the one-year, three-year, five-year, and ten-year periods ended March 31, 2021. The Directors noted that the BP Long/Short Equity Fund’s performance ranked in the 5th quintile in its Lipper Performance Group for the one-year, two-year, three-year, four-year and five-year period ended December 31, 2020.

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BOSTON PARTNERS INVESTMENT FUNDS

OTHER INFORMATION (continued)

(unaudited)

The Directors noted that the WPG Small/Micro Cap Value Fund outperformed its primary benchmark, the Russell 2000 Value Index, for the year-to-date period ended March 31, 2021, and underperformed its benchmark for the one-year, three-year, five-year, ten-year, and since-inception periods ended March 31, 2021. The Directors noted that the WPG Small/Micro Cap Value Fund’s performance ranked in the 3rd quintile in its Lipper Performance Group for the two-year and three-year periods, in the 5th quintile for the one-year and four-year periods, and in the 4th quintile for the 5-year period ended December 31, 2020.

Next, the Directors also reviewed the performance of the BP Long/Short Research Fund, noting that the Fund had outperformed its benchmark, the S&P 500 Index, for the year-to-date period ended March 31, 2021, and underperformed its benchmark for the one-year, three-year, five-year, ten-year, and since-inception periods ended March 31, 2021. The Directors noted that the BP Long/Short Research Fund ranked in the 5th quintile in its Lipper Performance Group for the one-year, two-year, three-year, four-year and five-year periods ended December 31, 2020.

The Directors next reviewed the performance of the BP Small Cap Value Fund II, which outperformed its benchmark, the Russell 2000 Value Index, for the ten-year and since-inception periods ended March 31, 2021, and underperformed its benchmark for the year-to-date, one-year, three-year, and five-year periods ended March 31, 2021. The Directors noted that the BP Small Cap Value Fund II ranked in the 4th quintile in its Lipper Performance Group for the one-year, two-year, four-year and five-year period and in the 3rd quintile for the three-year period ended December 31, 2020.

The Directors also considered the performance of the BP Global Equity Fund, which outperformed its benchmark, the MSCI World Index, for the year-to-date and one-year periods ended March 31, 2021, and underperformed its benchmark for the three-year, five-year, and since-inception periods ended March 31, 2021. They also noted that Fund ranked in the 4th quintile in its Lipper Performance Group for the one-year and two-year periods and in the 5th quintile for the three-year, four-year and five-year periods ended December 31, 2020.

The Directors noted that the BP Global Long/Short Fund had outperformed its benchmark, the MSCI World Index, for the year-to-date period ended March 31, 2021, and underperformed its benchmark for the one-year, three-year, five-year, and since-inception periods ended March 31, 2021. The Directors noted that the BP Global Long/Short Fund ranked in the 5th quintile in its Lipper Performance Group for the one-year, two-year, three-year, four-year and five-year periods ended December 31, 2020.

The Directors then reviewed the performance of the BP Emerging Markets Dynamic Equity Fund, which slightly outperformed its benchmark, the MSCI Emerging Markets Index, for the year-to-date period ended March 31, 2021, and underperformed its benchmark for the one-year, three-year, five-year, and since-inception periods ended March 31, 2021. The Directors also noted that the BP Emerging Markets Dynamic Equity Fund ranked in the 1st quintile in its Lipper Performance Group for the five-year period, in the 2nd quintile for the one-year, two-year and four-year periods, and in the 4th quintile for the 3-year period ended December 31, 2020.

Finally, the Directors noted that the BP Emerging Markets Fund had outperformed its benchmark, the MSCI Emerging Markets Index, for the year-to-date, one-year, and three-year periods ended March 31, 2021, and underperformed its benchmark for the since-inception period ended March 31, 2021. They also noted that Fund ranked in the 3rd quintile in its Lipper Performance Group for the two-year period, in the 5th quintile for the one-year and since-inception periods, and in the 4th quintile for the three-year period ended December 31, 2020.

The Board also considered the advisory fee rates payable by the Funds under the Investment Advisory Agreement. In this regard, information on the fees paid by the Funds and the Funds’ total operating expense ratios (before and after fee waivers and expense reimbursements) were compared to similar information for mutual funds advised by other, unaffiliated investment advisory firms. The Directors noted that Boston Partners had contractually agreed to waive management fees and reimburse expenses through at least December 31, 2021 for the Funds (through at least February 28, 2022 solely for the BP Emerging Markets Dynamic Equity Fund) to limit total annual operating expenses to agreed upon levels for each Fund.

The Directors noted that the BP Small Cap Value Fund II’s actual advisor fees ranked in the 4th quintile of its Lipper Expense Group, and that the total expenses of the Fund ranked in the 4th quintile of its Lipper Expense Group.

The Directors noted that the BP Long/Short Equity Fund’s actual advisor fees and total expenses ranked in the 5th quintile of its Lipper Expense Group.

The Directors noted that the BP Long/Short Research Fund’s actual advisor fees ranked in the 4th quintile of its Lipper Expense Group, and that the total expenses of the Fund ranked in the 1st quintile of its Lipper Expense Group.

The Directors noted that the BP All-Cap Value Fund’s actual advisor fees ranked in the 4th quintile of its Lipper Expense Group, and that the total expenses of the Fund ranked in the 1st quintile of its Lipper Expense Group.

The Directors noted that the WPG Small/Micro Cap Value Fund’s actual advisor fees ranked in the 1st quintile of its Lipper Expense Group, and that the total expenses of the Fund ranked in the 2nd quintile of its Lipper Expense Group.

The Directors noted that the BP Global Equity Fund’s actual advisor fees ranked in the 2nd quintile of its Lipper Expense Group, and that the total expenses of the Fund ranked in the 4th quintile of its Lipper Expense Group.

Annual Report 2021  |  119

BOSTON PARTNERS INVESTMENT FUNDS

OTHER INFORMATION (continued)

(unaudited)

The Directors noted that the BP Global Long/Short Fund’s actual advisor fees ranked in the 5th quintile of its Lipper Expense Group, and that the total expenses of the Fund ranked in the 4th quintile of its Lipper Expense Group.

The Directors noted that the BP Emerging Markets Dynamic Equity Fund’s actual advisor fees and total expenses ranked in the 4th quintile of its Lipper Expense Group.

The Directors noted that the BP Emerging Markets Fund’s actual advisor fees ranked in the 1st quintile of its Lipper Expense Group, and that the total expenses of the Fund ranked in the 2nd quintile of its Lipper Expense Group.

After reviewing the information regarding the Funds’ costs, profitability and economies of scale, and after considering Boston Partners’ services, the Directors concluded that the investment advisory fees paid by the Funds were fair and reasonable and that the Investment Advisory Agreement should be approved and continued for an additional one- year period ending August 16, 2022.

Investment Co-Advisory Agreement Renewal — BP Global Equity Advantage Fund

As required by the 1940 Act, the Board, including all of the Independent Directors, considered the renewal of the investment co-advisory agreement among Boston Partners, Campbell & Company Investment Adviser LLC (“Campbell”), and the Company (the “Investment Co-Advisory Agreement”) on behalf of the BP Global Equity Advantage Fund (for this section only, the “Fund”) at the Meeting. At the Meeting, the Board, including all of the Independent Directors, approved the Investment Co-Advisory Agreement for an additional one-year term. The Board’s decision to approve the Investment Co-Advisory Agreement reflects the exercise of its business judgment to continue the existing arrangement. In approving the Investment Co-Advisory Agreement, the Board considered information provided by Boston Partners and Campbell with the assistance and advice of counsel to the Independent Directors and the Company.

In considering the renewal and approval of the Investment Co-Advisory Agreement among the Company, Boston Partners, and Campbell with respect to the Fund, the Directors took into account all the materials provided prior to and during the Meeting and at other meetings throughout the past year, the presentations made during the Meeting, and the discussions held during the Meeting. Among other things, the Directors considered (i) the nature, extent, and quality of services provided to the Fund by Boston Partners and Campbell; (ii) descriptions of the experience and qualifications of personnel providing those services; (iii) the investment philosophies and processes of Boston Partners and Campbell; (iv) assets under management and client descriptions of Boston Partners and Campbell; (v) soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions of Boston Partners and Campbell; (vi) the advisory fee arrangements and other similarly managed clients, as applicable; (vii) compliance procedures of Boston Partners and Campbell; (viii) financial information, insurance coverage and profitability analysis related to providing advisory services to the Fund; (ix) the extent to which economies of scale are relevant to the Fund; (x) report prepared by Broadridge/Lipper comparing the Fund’s management fees and total expense ratio to its Lipper Group and comparing the performance of the Fund to the performance of its Lipper Group; and (xi) a report comparing the performance of the Fund to the performance of its benchmark.

As part of their review, the Directors considered the nature, extent and quality of the services provided by Boston Partners and Campbell. The Directors concluded that Boston Partners and Campbell had substantial resources to provide services to the Fund and that Boston Partners’ and Campbell’s services had been acceptable.

The Directors also considered the investment performance of the Fund. Information on the Fund’s investment performance was provided for the since inception period ended March 31, 2020. The Directors considered the Fund’s investment performance in light of its investment objectives and investment strategies. The Directors concluded that the investment performance of the Fund as compared to its benchmarks and Lipper Groups was acceptable.

In reaching this conclusion, the Directors noted that the Fund had outperformed its benchmark, the MSCI World Index, for the year-to-date period ended March 31, 2021, and underperformed its benchmark for the one-year and since-inception periods ended March 31, 2021. The Directors also noted that the Fund had commenced operations on May 29, 2019. They also noted that Fund ranked in the 2nd quintile in its Lipper Performance Group for the one-year period and in the 3rd quintile for the since-inception period ended December 31, 2020.

The Board also considered the advisory fee rates payable by the Fund under the Investment Co-Advisory Agreement. In this regard, information on the fees paid by the Fund and the Fund’s total operating expense ratios (before and after fee waivers and expense reimbursements) were compared to similar information for mutual funds advised by other, unaffiliated investment advisory firms. The Directors noted that Boston Partners and Campbell had contractually agreed to waive management fees and reimburse expenses through at least December 31, 2021 for the Fund to limit total annual operating expenses to agreed upon levels. The Directors noted that the Fund’s actual advisor fees and total expenses ranked in the 1st quintile of its Lipper Expense Group.

After reviewing the information regarding costs, profitability and economies of scale of Boston Partners and Campbell, and after considering the services to be provided by Boston Partners and Campbell, the Directors concluded that the investment advisory fees to be paid by the Fund to Boston Partners and Campbell were fair and reasonable and that the Investment Co-Advisory Agreement should be approved and continued for an additional one-year period ending August 16, 2022.

120  |  Annual Report 2021

BOSTON PARTNERS INVESTMENT FUNDS

OTHER INFORMATION (concluded)

(unaudited)

Liquidity Risk Management Program

The Company has adopted and implemented a Liquidity Risk Management Program (the “Company Program”) as required by rule 22e-4 under the 1940 Act. In accordance with the Company Program, the Adviser has adopted and implemented a liquidity risk management program (the “Adviser Program” and together with the Company Program, the “Programs”) on behalf of the Funds. The Programs seek to assess, manage and review each Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interest in the Fund.

The Board has appointed Vigilant Compliance, LLC (“Vigilant”) as the program administrator for the Company Program and the Adviser as the program administrator for the Company Program. The Adviser has delegated oversight of the Adviser Program to its Liquidity Committee, whose process of monitoring and determining the liquidity of each Fund’s investments is supported by one or more third-party vendors.

At meetings held during the fiscal period, the Board and its Regulatory Oversight Committee received and reviewed a written report (the “Report”) of Vigilant and the Adviser concerning the operation of the Programs for the period from January 1, 2020 to December 31, 2020 (the “Period”). The Report summarized the operation of the Programs and the information and factors considered by Vigilant and the Adviser in reviewing the adequacy and effectiveness of the implementation of the Programs with respect to each Fund. Such information and factors included, among other things: (i) the methodology used to classify the liquidity of each Fund’s portfolio investments and the Adviser’s assessment that each Fund’s strategy remained appropriate for an open-end mutual fund; (ii) analyses of each Fund’s trading environment and reasonably anticipated trading size; (iii) that each Fund held primarily highly liquid assets (investments that the Fund anticipates can be converted to cash within 3 business days or less in current market conditions without significantly changing their market value); (iv) that each Fund held a percentage of highly liquid assets above its highly liquid investment minimum at all times during the Period; (v) confirmation that none of the Funds had breached the 15% maximum illiquid security threshold (investments that cannot be sold or disposed of in seven days or less in current market conditions without the sale of the investment significantly changing the market value of the investment) and the procedures for monitoring compliance with the limit; (vi) that the processes, technologies and third-party vendors used to assess, manage, and/or periodically review each Fund’s Liquidity Risk functioned appropriately during the Period; and (vii) that the Programs operated adequately during the Period. The Report also indicated that there were no material changes made to the Programs during the Period.

Based on the review, the Report concluded that the Programs were being implemented effectively and reasonably designed to assess and manage Liquidity Risk in each Fund’s portfolio.

There can be no assurance that the Company Program or the Adviser Program will achieve its objectives under all circumstances in the future. Please refer to the Funds’ prospectuses for more information regarding a Fund’s exposure to liquidity risk and other risks to which it may be subject.

Annual Report 2021  |  121

BOSTON PARTNERS INVESTMENT FUNDS
DIRECTORS AND EXECUTIVE OFFICERS

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their ages, business addresses and principal occupations during the past five years are set forth below. The statement of additional information (“SAI”) includes additional information about the Directors and is available without charge, upon request, by calling 1-888-261-4073.

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
INDEPENDENT DIRECTORS
Julian A. Brodsky 615 East Michigan Street Milwaukee, WI 53202 Age: 88	Director	1988 to present	From 1969 to 2011, Director and Vice Chairman, Comcast Corporation (cable television and communications).	46	AMDOCS Limited (service provider to telecommunications companies).
J. Richard Carnall 615 East Michigan Street Milwaukee, WI 53202 Age: 82	Director	2002 to present	Since 1984, Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.); since 2004, Director of Cornerstone Bank.	46	None.
Gregory P. Chandler 615 East Michigan Street Milwaukee, WI 53202 Age: 54	Director	2012 to present	Since 2020, Chief Financial Officer, Herspiegel Consulting LLC (life sciences consulting services); 2020, Chief Financial Officer, Avocado Systems Inc. (cyber security software provider); 2009-2020. Chief Financial Officer, Emtec, Inc. (information technology consulting/services).	46	Emtec, Inc. (until December 2019); FS Investment Corporation (business development company) (until December 2018); FS Energy and Power Fund (business development company); Wilmington Funds (12 portfolios) (registered investment company).
Nicholas A. Giordano 615 East Michigan Street Milwaukee, WI 53202 Age: 78	Director	2006 to present	Since 1997, Consultant, financial services organizations.	46	IntriCon Corporation (biomedical device manufacturer); Kalmar Pooled Investment Trust (registered investment company) (until September 2017); Wilmington Funds (12 portfolios) (registered investment company); Independence Blue Cross (healthcare insurance) (until 2021).
Arnold M. Reichman 615 East Michigan Street Milwaukee, WI 53202 Age: 73	Chairman Director	2005 to present 1991 to present	Retired.	46	EIP Investment Trust (registered investment company).
Brian T. Shea 615 East Michigan Street Milwaukee, WI 53202 Age: 61	Director	2018 to present	From 2014-2017, Chief Executive Officer, BNY Mellon Investment Services (fund services, global custodian and securities clearing firm); from 1983-2014, Chief Executive Officer and various positions, Pershing LLC (broker dealer, clearing and custody firm).	46	WisdomTree Investments, Inc. (asset management company) (until March 2019); Fidelity National Information Services, Inc. (financial services technology company). Ameriprise Financial, Inc. (financial services company).
Robert A. Straniere 615 East Michigan Street Milwaukee, WI 53202 Age: 80	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; since 1980, Founding Partner, Straniere Law Group (law firm).	46	None.

122  |  Annual Report 2021

BOSTON PARTNERS INVESTMENT FUNDS
DIRECTORS AND EXECUTIVE OFFICERS (continued)

INTERESTED DIRECTOR[2]
Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
Robert Sablowsky 615 East Michigan Street Milwaukee, WI 53202 Age: 83	Vice Chairman Director	2016 to present 1991 to present	Since 2002, Senior Director – Investments and, prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	46	None.
OFFICERS
Salvatore Faia, JD, CPA, CFE Vigilant Compliance, LLC Gateway Corporate Center, Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 58	President Chief Compliance Officer	2009 to present 2004 to present	Since 2004, President, Vigilant Compliance, LLC (investment management services company); since 2005, Independent Trustee of EIP Investment Trust (registered investment company); since 2021, President and Chief Compliance Officer of Penn Capital Funds Trust.	N/A	N/A
James G. Shaw 615 East Michigan Street Milwaukee, WI 53202 Age: 60	Treasurer and Secretary	2016 to present	Treasurer and Secretary of The RBB Fund, Inc. (since 2016) and Penn Capital Funds Trust (since 2021); from 2005 to 2016, Assistant Treasurer of The RBB Fund, Inc.; from 1995 to 2016, Senior Director and Vice President of BNY Mellon Investment Servicing (US) Inc. (financial services company).	N/A	N/A
Craig A. Urciuoli 615 East Michigan Street Milwaukee, WI 53202 Age: 46	Director of Marketing & Business Development	2019 to present	Director of Marketing & Business Development of The RBB Fund, Inc. (since 2019) and Penn Capital Funds Trust (since 2021); from 2000-2019, Managing Director, Third Avenue Management LLC (investment advisory firm).	N/A	N/A
Jennifer Witt 615 East Michigan Street Milwaukee, WI 53202 Age: 38	Assistant Treasurer	2018 to present	Since 2020, Vice President, U.S. Bank Global Fund Services (fund administrative services firm); from 2016 to 2020, Assistant Vice President, U.S. Bank Global Fund Services; from 2007 to 2016, Supervisor, Nuveen Investments (registered investment company).	N/A	N/A
Edward Paz 615 East Michigan Street Milwaukee, WI 53202 Age: 50	Assistant Secretary	2016 to present	Since 2007, Vice President and Counsel, U.S. Bancorp Fund Services, LLC (fund administrative services firm).	N/A	N/A
Michael P. Malloy One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 62	Assistant Secretary	1999 to present	Since 1993, Partner, Faegre Drinker Biddle & Reath LLP (law firm).	N/A	N/A
Jillian L. Bosmann One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 42	Assistant Secretary	2017 to present	Since 2017, Partner, Faegre Drinker Biddle & Reath LLP (law firm).	N/A	N/A

*	Each Director oversees 46 portfolios of the fund complex, consisting of the series in the Company and Penn Capital Funds Trust (7 portfolios).
1.	Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his or her successor is elected and qualified or his or her death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved waivers of the policy with respect to Messrs. Brodsky, Carnall, Giordano, Sablowsky and Straniere. Each officer holds office at the pleasure of the Board until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.
2.	Mr. Sablowsky is considered an “interested person” of the Company as that term is defined in the 1940 Act and is referred to as an “Interested Director.” Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as an employee of Oppenheimer & Co., Inc., a registered broker-dealer.

Annual Report 2021  |  123

BOSTON PARTNERS INVESTMENT FUNDS
DIRECTORS AND EXECUTIVE OFFICERS (concluded)

Director Experience, Qualifications, Attributes and/or Skills

The information above includes each Director’s principal occupations during the past five years. Each Director possesses extensive additional experience, skills and attributes relevant to his qualifications to serve as a Director. The cumulative background of each Director led to the conclusion that each Director should serve as a Director of the Company. Mr. Giordano has years of experience as a consultant to financial services organizations and also serves on the boards of other registered investment companies. Mr. Reichman brings decades of investment management experience to the Board, in addition to senior executive-level management experience. Mr. Straniere has been a practicing attorney for over 30 years and has served on the boards of an asset management company and another registered investment company. Mr. Brodsky has over 40 years of senior executive level management experience in the cable television and communications industry. Mr. Sablowsky has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the financial services industry. Mr. Carnall has decades of senior executive-level management experience in the banking and financial services industry and also serves on the boards of various corporations and a bank. Mr. Chandler has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the investment technology consulting/services and investment banking/brokerage industries, and also serves on various boards. Mr. Shea has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the brokerage, clearing and investment services industry, including service on the boards of industry regulatory organizations and a university.

124  |  Annual Report 2021

BOSTON PARTNERS INVESTMENT FUNDS
PRIVACY NOTICE
(unaudited)

FACTS	WHAT DO THE BOSTON PARTNERS INVESTMENT FUNDS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	•	Social Security number
	•	account balances
	•	account transactions
	•	transaction history
	•	wire transfer instructions
	•	checking account information

When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Boston Partners Investment Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do the Boston Partners Investment Funds share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	Yes
For nonaffiliates to market to you	No	We don’t share

Questions?	Call (888) 261-4073 or go to www.boston-partners.com

Annual Report 2021  |  125

BOSTON PARTNERS INVESTMENT FUNDS
PRIVACY NOTICE (continued)
(unaudited)

What we do
How do the Boston Partners Investment Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How do the Boston Partners Investment Funds collect my personal information?

We collect your personal information, for example, when you

•     open an account

•     provide account information

•     give us your contact information

•     make a wire transfer

•     tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•     sharing for affiliates’ everyday business purposes-information about your creditworthiness

•     affiliates from using your information to market to you

•     sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

European Union’s General Data Protection Regulation

In addition to the above information, where applicable, you have the following rights under the European Union’s General Data Protection Regulation (“GDPR”) and U.S. Privacy Laws, as applicable and to the extent permitted by law, to

•     Check whether we hold personal information about you and to access such data (in accordance with our policy)

•     Request the correction of personal information about you that is inaccurate

•     Have a copy of the personal information we hold about you provided to you or another “controller” where technically feasible

•     Request the erasure of your personal information

•     Request the restriction of processing concerning you

The legal grounds for processing of your personal information is for contractual necessity and compliance with law.

If you wish to exercise any of your rights above, please call: 1-888-261-4073.

You are required to ensure the personal information we hold about you is up-to-date and accurate and you must notify us of any changes to the personal data you provided to us.

126  |  Annual Report 2021

BOSTON PARTNERS INVESTMENT FUNDS
PRIVACY NOTICE (concluded)
(unaudited)

What we do (continued)
European Union’s General Data Protection Regulation (continued)	The Boston Partners Investment Funds shall retain your personal data for as long as you are an investor in the Funds and thereafter as long as necessary to comply with applicable laws that require the Funds to retain your personal data, such as the Securities and Exchange Commission’s data retention rules. Your personal data will be transferred to the United States so that the Funds may provide the agreed upon services for you. No adequacy decision has been rendered by the European Commission as to the data protection of your personal data when transferring it to the United States. However, the Funds do take the security of your personal data seriously.
Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies. Our affiliates include:

•     ORIX Corporation.

•     Robeco Investment Management, Inc.

•     Robeco Securities, LLC

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

•     The Boston Partners Investment Funds don’t share with nonaffiliates so   they can market to you. The Boston Partners Investment Funds may   share information with nonaffiliates that perform marketing services on   our behalf.

Joint marketing

A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

•     The Boston Partners Investment Funds may share your information with other financial institutions with whom we have joint marketing arrangements who may suggest additional fund services or other investment products which may be of interest to you.

Controller	“Controller” means the natural or legal person, public authority, agency or other body which, alone or jointly with others, determines the purposes and means of the processing of personal data; where the purposes and means of such processing are determined by European Union or European Member State law, the controller or the specific criteria for its nomination may be provided for by European Union or European Member State law.

Annual Report 2021  |  127

INVESTMENT ADVISER
Boston Partners Global Investors, Inc.
1 Beacon Street, 30th Floor
Boston, MA 02108

ADMINISTRATOR AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201

PRINCIPAL UNDERWRITER
Quasar Distributors, LLC
111 E. Kilbourn Ave., Suite 2200
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
One Commerce Square
2005 Market Street, Suite 700
Philadelphia, PA 19103

LEGAL COUNSEL
Faegre Drinker Biddle & Reath LLP
One Logan Square, Ste. 2000
Philadelphia, PA 19103-6996

BOS-AR21

Campbell Advantage Fund

of

THE RBB FUND, INC.

Annual Report

August 31, 2021

Campbell Advantage Fund

Shareholder Letter
August 31, 2021 (Unaudited)

For the one-year period ended August 31, 2021, the Campbell Advantage strategy, which is part of the Boston Partners Global Equity Advantage Fund’s strategy, posted positive returns. The performance of the strategy was driven by gains in energies, grains, industrial metals, and soft commodities, with losses occurring in equity indices, fixed income, and foreign exchange trading. The Campbell Advantage strategy’s risk target, which is a function of the strategy’s expected correlation to equities and equity volatility, decreased during the one-year period as the strategy’s correlation to equities rose to its limit. The Campbell Advantage strategy is limited to an expected correlation of 0.2 to the long equity exposure in the Fund provided by Boston Partners, with the goal of maintaining diversification in the Boston Partners Global Equity Advantage Fund’s portfolio.

1

Campbell Advantage Fund

Performance Data
August 31, 2021 (Unaudited)

Comparison of Change in Value of $10,000 Investment in
Campbell Advantage Fund vs. BarclayHedge BTOP50 Index

This chart assumes a hypothetical $10,000 initial investment in the Campbell Advantage Fund (“Fund”) is made on May 31, 2019 (the date on which the Fund commenced investment) and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the BarclayHedge BTOP50 Index is unmanaged, does not incur expenses and is not available for investment.

Average annual total returns for the periods ended August 31, 2021
	ONE YEAR	SINCE INCEPTION (1)
Class I Shares	0.17%	-7.13%
BarclayHedge BTOP50 Index(2)	13.60%	7.33%

(1)	Inception date of the Fund is May 31, 2019.

(2)	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

Performance data quoted is past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the returns quoted above. Returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Call the Fund at 1-844-261-6488 for returns current to the most recent month-end.

An investment in the Fund is speculative and involves substantial risk. The Fund is not suitable for all investors. It is possible that an investor may lose some or all of its investment. The Fund invests in long and short positions in futures, forwards and spot contracts, each of which may be tied to commodities, financial indices and instruments, foreign currencies, or equity indices. The Fund also invests in investment grade fixed income securities of all durations and maturities. The Fund may be more volatile than investments in traditional securities. Losses on futures and other derivatives can be caused by unanticipated market movements and may be potentially unlimited. Commodities,

2

Campbell Advantage Fund

Performance Data (Concluded)
August 31, 2021 (Unaudited)

currencies, foreign investments, and interest rate-linked instruments each entail special risks. The Fund is non-diversified; therefore gains or losses on a single holding may have a relatively great impact on the Fund. A more complete description of the Fund’s risks can be found in its prospectus, which should be read carefully before investing.

The Fund intends to elect to be treated and to qualify each year, as a regulated investment company (“RIC”) under the U.S. Internal Revenue Code (“Code”). To maintain qualification for federal income tax purposes as a RIC under the Code, the Fund must meet certain source-of-income, asset diversification and distribution of its income requirements. If the Fund were to fail to qualify as a RIC and became subject to federal income tax, shareholders of the Fund would be subject to diminished returns.

The BarclayHedge BTOP50 Index (“BTOP50”) seeks to replicate the overall composition of the managed futures industry with regard to trading style and overall market exposure. The BTOP50 employs a top-down approach in selecting its constituents. The largest investable trading adviser programs, as measured by assets under management, are selected for inclusion in the BTOP50. The index portfolio is equally weighted among the selected programs at the beginning of each calendar year and rebalanced annually. It is impossible to invest directly in an index.

Portfolio composition is subject to change.

3

Campbell Advantage Fund

Fund Expense Example

August 31, 2021 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2021 through August 31, 2021, and held for the entire period.

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value March 1, 2021	Ending Account Value August 31, 2021	Expenses Paid During Period*	Annualized Expense Ratio	Actual Six- Month Total Investment Return for the Fund
Actual	$ 1,000.00	$ 865.10	$ 6.86	1.46%	-13.49%
Hypothetical (5% return before expenses)	1,000.00	1,017.85	7.43	1.46	N/A

*

Expenses are equal to the Fund’s annualized six-month expense ratio for the period March 1, 2021 to August 31, 2021, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, then divided by 365 to reflect the one half year period. The Fund’s ending account value on the first line in the table is based on the actual six-month total investment return for the Fund.

4

Campbell Advantage Fund

Consolidated Portfolio Holdings Summary Table

August 31, 2021 (Unaudited)

The following table presents a consolidated summary of the portfolio holdings of the Fund:

	% of Net Assets	Value
SHORT-TERM INVESTMENTS:
U.S. Treasury Obligations	46.5%	$3,369,681
Money Market Deposit Account	10.8	785,326
OTHER ASSETS IN EXCESS OF LIABILITIES (including futures and forward foreign currency contracts)	42.7	3,098,625
NET ASSETS	100.0%	$7,253,632

The Fund seeks to achieve its investment objective by allocating its assets among derivatives and fixed income securities.

As a result of the Fund’s use of derivatives, the Fund may hold significant amounts of U.S. Treasuries or short-term investments.

Portfolio holdings are subject to change at any time.

Refer to the Consolidated Portfolio of Investments for a detailed listing of the Fund’s holdings.

The accompanying notes are an integral part of the consolidated financial statements.
5

Campbell Advantage Fund

Consolidated Portfolio of Investments

August 31, 2021

	Coupon*	Maturity Date	Par (000’s)	Value
SHORT-TERM INVESTMENTS — 46.5%
U.S. TREASURY OBLIGATIONS — 46.5%
United States Treasury Bill	0.015%	10/14/21	$1,000	$999,958
United States Treasury Bill	0.014%	11/12/21	1,100	1,099,896
United States Treasury Bill	0.020%	12/16/21	950	949,888
United States Treasury Bill	0.025%	02/10/22	320	319,939

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $3,369,859)				3,369,681

			Number of Shares (000’s)
MONEY MARKET DEPOSIT ACCOUNT — 10.8%
U.S. Bank Money Market Deposit Account, 0.01%(a)			785	785,326

TOTAL MONEY MARKET DEPOSIT ACCOUNT
(Cost $785,326)				785,326

TOTAL SHORT-TERM INVESTMENTS
(Cost $4,155,185)				4,155,007

TOTAL INVESTMENTS — 57.3%
(Cost $4,155,185)				4,155,007

OTHER ASSETS IN EXCESS OF LIABILITIES — 42.7%				3,098,625
NET ASSETS — 100.0%				$7,253,632

*	Short-term investments’ coupon reflects the annualized yield on the date of purchase for discounted investments.
(a)	The rate shown is as of August 31, 2021.

The accompanying notes are an integral part of the consolidated financial statements.
6

Campbell Advantage Fund

Consolidated Portfolio of Investments (Continued)

August 31, 2021

Futures contracts outstanding as of August 31, 2021 were as follows:

Long Contracts	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
10 Year Mini Japanese Government Bond	Sep-21	63	$8,713,430	$6,111
3-Month Euro Euribor	Sep-22	67	19,875,446	(4,799)
90-DAY Bank Bill	Sep-22	17	12,430,199	586
90-Day Euro	Dec-22	77	19,169,150	4,995
Amsterdam Index	Sep-21	3	557,833	15,674
Australian 3-Year Bond	Sep-21	161	13,796,928	6,548
Australian 10-Year Bond	Sep-21	33	3,519,998	24,298
Brent Crude	Dec-21	6	426,000	2,470
CAC40 10 Euro	Sep-21	3	236,551	2,629
Canadian 10-Year Bond	Dec-21	14	1,621,543	(4,357)
Cattle Feeder Futures	Oct-21	9	754,875	(4,253)
Cocoa	Dec-21	9	228,600	(9,687)
Coffee	Dec-21	8	587,700	29,732
Corn	Dec-21	11	293,838	(11,544)
Cotton No.2	Dec-21	20	925,300	4,105
DAX Index	Sep-21	1	466,396	(415)
Euro BUXL 30-Year Bond Futures	Sep-21	5	1,254,664	(15,734)
Euro Stoxx 50	Sep-21	5	246,865	2,650
Euro-Bobl	Sep-21	51	8,127,651	(8,611)
Euro-BTP	Sep-21	16	2,895,952	(21,367)
Euro-Bund	Sep-21	16	3,314,599	(16,373)
Euro-Oat	Sep-21	14	2,664,384	(12,793)
Euro-Schatz	Sep-21	194	25,719,454	(13,118)
FTSE 100 Index	Sep-21	3	292,700	897
FTSE/JSE TOP 40	Sep-21	1	41,602	(884)
FTSE/MIB Index	Sep-21	3	460,669	(1,189)
Gasoline RBOB	Oct-21	5	449,799	3,226
IBEX 35 Index	Sep-21	2	208,449	(2,319)
Live Cattle	Oct-21	4	203,040	(5,812)
London Metals Exchange Aluminum	Sep-21	22	1,492,150	111,333
London Metals Exchange Aluminum	Dec-21	20	1,358,375	66,531
London Metals Exchange Copper	Sep-21	3	714,394	(47,956)
London Metals Exchange Copper	Dec-21	2	476,062	3,807
London Metals Exchange Nickel	Sep-21	6	704,430	45,915
London Metals Exchange Nickel	Dec-21	4	469,104	18,373
London Metals Exchange Zinc	Sep-21	10	749,750	3,566
London Metals Exchange Zinc	Dec-21	8	601,150	4,053
Long Gilt	Dec-21	6	1,057,868	(6,112)
Low Sulphur Gasoil G Futures	Oct-21	7	421,225	7,988
MSCI Singapore Exchange ETS	Sep-21	13	340,507	(4,768)
Nasdaq 100 E-Mini	Sep-21	1	311,650	5,848
Natural Gas	Oct-21	15	656,550	37,244
OMX Stockholm 30 Index	Sep-21	18	490,964	(1,370)
S&P/TSX 60 Index	Sep-21	4	779,868	5,477
SGX Nifty 50	Sep-21	47	1,609,797	49,765
Soybean	Nov-21	3	193,875	(8,571)
SPI 200 Index	Sep-21	10	1,367,450	19,809
Sugar No. 11 (World)	Oct-21	45	999,936	51,888

The accompanying notes are an integral part of the consolidated financial statements.
7

Campbell Advantage Fund

Consolidated Portfolio of Investments (Continued)

August 31, 2021

Long Contracts	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Topix Index	Sep-21	1	$178,567	$403
U.S. Treasury 2-Year Notes	Dec-21	29	6,389,516	(122)
U.S. Treasury 10-Year Notes	Dec-21	8	1,067,625	(1,435)
U.S. Treasury Long Bond (Chicago Board of Trade)	Dec-21	7	1,140,781	(9,090)
U.S. Treasury Ultra Long Bond (Chicago Board of Trade)	Dec-21	4	789,125	(7,507)
Wheat	Dec-21	8	288,900	(9,910)
WTI Crude	Oct-21	4	274,000	(1,940)
				$303,885

Short Contracts	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
90-Day Sterling	Sep-22	150	$(25,658,641)	$7,804
Hang Seng Index	Sep-21	5	(827,842)	(7,608)
London Metals Exchange Aluminum	Sep-21	22	(1,492,150)	(113,203)
London Metals Exchange Aluminum	Dec-21	2	(135,838)	(7,924)
London Metals Exchange Copper	Sep-21	3	(714,394)	(5,802)
London Metals Exchange Copper	Dec-21	1	(238,031)	(8,684)
London Metals Exchange Nickel	Sep-21	6	(704,430)	(49,724)
London Metals Exchange Nickel	Dec-21	1	(117,276)	(4,456)
London Metals Exchange Zinc	Sep-21	10	(749,750)	(12,735)
London Metals Exchange Zinc	Dec-21	3	(225,431)	(3,452)
Nikkie 225 (Osaka Securities Exchange)	Sep-21	1	(128,073)	(3,432)
Palladium	Dec-21	1	(247,100)	(17,902)
Platinum	Oct-21	8	(405,640)	(10,169)
Silver	Dec-21	3	(360,090)	(9,972)
U.S. Treasury 5-Year Notes	Dec-21	3	(371,156)	(661)
				$(247,920)
Total Futures Contracts				$55,965

The accompanying notes are an integral part of the consolidated financial statements.
8

Campbell Advantage Fund

Consolidated Portfolio of Investments (Concluded)

August 31, 2021

Forward foreign currency contracts outstanding as of August 31, 2021 were as follows:

Currency Purchased		Currency Sold		Expiration Date	Counterparty	Unrealized Appreciation/ (Depreciation)
AUD	3,200,000	USD	2,419,097	Sep 15 2021	NatWest	$(77,926)
CAD	7,500,000	USD	6,158,076	Sep 15 2021	NatWest	(213,624)
CHF	3,750,000	USD	4,144,940	Sep 15 2021	NatWest	(48,340)
EUR	4,300,000	USD	5,147,708	Sep 15 2021	NatWest	(68,930)
GBP	3,700,000	USD	5,197,454	Sep 15 2021	NatWest	(110,337)
JPY	601,500,000	USD	5,486,694	Sep 15 2021	NatWest	(18,556)
NOK	25,950,000	USD	3,017,670	Sep 15 2021	NatWest	(32,855)
NZD	4,000,000	USD	2,838,696	Sep 15 2021	NatWest	(20,097)
SEK	33,300,000	USD	3,917,726	Sep 15 2021	NatWest	(58,416)
USD	5,084,056	AUD	6,850,000	Sep 15 2021	NatWest	72,485
USD	6,554,425	CAD	8,200,000	Sep 15 2021	NatWest	55,157
USD	4,744,913	CHF	4,350,000	Sep 15 2021	NatWest	(7,143)
USD	8,355,664	EUR	7,050,000	Sep 15 2021	NatWest	28,831
USD	5,589,220	GBP	4,050,000	Sep 15 2021	NatWest	20,891
USD	8,874,383	JPY	976,500,000	Sep 15 2021	NatWest	(2,819)
USD	3,587,587	NOK	31,500,000	Sep 15 2021	NatWest	(35,600)
USD	3,280,707	NZD	4,700,000	Sep 15 2021	NatWest	(31,146)
USD	5,316,802	SEK	45,900,000	Sep 15 2021	NatWest	(2,787)
Total Forward Foreign Currency Contracts						$(551,212)

AUD	Australian Dollar	JPY	Japanese Yen
CAD	Canadian Dollar	NatWest	National Westminster Bank
CHF	Swiss Franc	NOK	Norwegian Krone
EUR	Euro	NZD	New Zealand Dollar
GBP	British Pound	SEK	Swedish Krona
		USD	United States Dollar

The accompanying notes are an integral part of the consolidated financial statements.
9

Campbell Advantage Fund

Consolidated Statement of Assets and Liabilities

August 31, 2021

ASSETS
Investments, at value (cost $4,155,185)	$4,155,007
Deposits with brokers:
Futures contracts	2,186,948
Forward foreign currency contracts	1,420,000
Foreign currency deposits with broker for futures contracts (cost $45,581)	45,598
Unrealized appreciation on futures contracts	543,725
Unrealized appreciation on forward foreign currency contracts	177,364
Total assets	8,528,642
LIABILITIES
Unrealized depreciation on forward foreign currency contracts	$728,576
Unrealized depreciation on futures contracts	487,760
Other accrued expenses and liabilities	58,674
Total liabilities	1,275,010
Net assets	$7,253,632
NET ASSETS CONSIST OF:
Par value	$1,229
Paid-in capital	9,284,265
Total distributable earnings/(loss)	(2,031,862)
Net assets	$7,253,632
CAPITAL SHARES:
Net assets	$7,253,632
Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	1,228,609
Net asset value, offering and redemption price per share	$5.90

The accompanying notes are an integral part of the consolidated financial statements.
10

Campbell Advantage Fund

Consolidated Statement of Operations

For the Year Ended

August 31, 2021

INVESTMENT INCOME
Interest	$1,909
Total investment income	1,909
EXPENSES
Audit and tax service fees	45,364
Administration and accounting fees (Note 2)	28,599
Custodian fees (Note 2)	6,114
Legal fees	5,766
Printing and shareholder reporting fees	4,032
Transfer agent fees (Note 2)	3,390
Officer fees	1,640
Director fees	1,343
Registration and filing fees	690
Other expenses	7,790
Total expenses	104,728
Net investment income/(loss)	(102,819)
NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS
Net realized gain/(loss) from:
Investments	(90)
Futures contracts	365,005
Foreign currency transactions	(96,367)
Forward foreign currency contracts	702,946
Net change in unrealized appreciation/(depreciation) on:
Investments	21
Futures contracts	53,947
Foreign currency translations	(2,221)
Forward foreign currency contracts	(906,510)
Net realized and unrealized gain/(loss) on investments	116,731
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$13,912

The accompanying notes are an integral part of the consolidated financial statements.
11

Campbell Advantage Fund

Consolidated Statements of Changes in Net Assets

	For the Year Ended August 31, 2021	For the Year Ended August 31, 2020
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income/(loss)	$(102,819)	$(114,419)
Net realized gain/(loss) from investments, futures contracts, foreign currency transactions and forward foreign currency contracts	971,494	(986,448)
Net change in unrealized appreciation/(depreciation) on investments, futures contracts, foreign currency translations and forward foreign currency contracts	(854,763)	(77,845)
Net increase/(decrease) in net assets resulting from operations	13,912	(1,178,712)

Dividends and Distributions to Shareholders From:
Total distributable earnings	—	(743,737)
Net decrease in net assets from dividends and distributions to shareholders	—	(743,737)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	—	8,040,070
Proceeds from reinvestment of distributions	—	743,737
Shares redeemed	—	(3,122,289)
Net increase/(decrease) in net assets from capital share transactions	—	5,661,518
Total increase/(decrease) in net assets	13,912	3,739,069

NET ASSETS:
Beginning of period	7,239,720	3,500,651
End of period	$7,253,632	$7,239,720

SHARE TRANSACTIONS:
Shares sold	—	1,282,088
Shares reinvested	—	112,858
Shares redeemed	—	(425,852)
Net increase/(decrease) in shares outstanding	—	969,094

The accompanying notes are an integral part of the consolidated financial statements.
12

Campbell Advantage Fund

Consolidated Financial Highlights

Contained below is per share operating performance data for shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the consolidated financial statements.

	For the Year Ended August 31, 2021	For the Year Ended August 31, 2020	For the Period Ended August 31, 2019(1)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$5.89	$13.49	$10.00
Net investment income/(loss)(2)	(0.08)	(0.14)	(0.22)
Net realized and unrealized gain/(loss) on investments(3)	0.09	(4.59)	3.71
Net increase/(decrease) in net assets resulting from operations	0.01	(4.73)	3.49
Dividends and distributions to shareholders from:
Net investment income	—	(0.35)	—
Net realized capital gain	—	(2.52)	—
Total dividends and distributions to shareholders	—	(2.87)	—
Net asset value, end of period	$5.90	$5.89	$13.49
Total investment return(4)	0.17%	(37.35)%	34.90	%(6)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000’s omitted)	$7,254	$7,240	$3,501
Ratio of expenses to average net assets	1.39%	2.74%	7.77	%(5)
Ratio of net investment income/(loss) to average net assets	(1.37)%	(2.12)%	(7.57	)%(5)
Portfolio turnover rate	0%	0%	0	%(6)

(1)	The Fund commenced investment operations on May 31, 2019.
(2)	Calculated based on average shares outstanding for the period.
(3)

The amount shown may not correlate with the change in the aggregate gains and losses due to the timing of sales and purchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

(4)

Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and is not annualized and includes reinvestment of dividends and distributions, if any.

(5)	Annualized.
(6)	Not annualized.

The accompanying notes are an integral part of the consolidated financial statements.
13

Campbell Advantage Fund

Notes To Consolidated Financial Statements

August 31, 2021

1. Organization and Significant Accounting Policies

The RBB Fund, Inc. (“RBB” or the “Company”) was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. RBB is a “series fund,” which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has thirty-nine separate investment portfolios, including the Campbell Advantage Fund (the “Fund”), which commenced investment operations on May 31, 2019. The Fund’s shares are not registered under the Securities Act of 1933 as amended (the “1933 Act”), and are only offered in private placements to other series of the Company and other persons that are “accredited investors” within the meaning of Regulation D under the 1933 Act.

RBB has authorized capital of one hundred billion shares of common stock of which 88.223 billion shares are currently classified into one hundred and ninety-three classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio.

The Fund’s investment objective is to seek capital appreciation.

The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services - Investment Companies.”

The end of the reporting period for the Fund is August 31, 2021, and the period covered by these Notes to Consolidated Financial Statements is the fiscal period ended August 31, 2021 (the “current fiscal period”).

Consolidation of Subsidiary — The Adviser’s Campbell Advantage Program is achieved by the Fund investing up to 25% of its total assets in the Campbell Advantage Offshore Limited (the “Subsidiary”), a wholly-owned and controlled subsidiary of the Fund organized under the acts of the Cayman Islands. The consolidated financial statements of the Fund include the financial statements of the Subsidiary. The Fund consolidates the results of subsidiaries in which the Fund holds a controlling financial interest. All inter-company accounts and transactions have been eliminated. As of the end of the reporting period, the net assets of the Subsidiary were $1,167,554, which represented 16.10% of the Fund’s net assets.

Portfolio Valuation — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sales price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Fixed income securities are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings, and are deemed representative of market values at the close of the market. Investments in other open-end investment companies are valued based on the NAV of those investment companies (which may use fair value pricing as discussed in their prospectuses). Forward currency exchange contracts are valued by interpolating between spot and forward currency rates as quoted by an independent pricing service. Futures contracts are generally valued using the settlement price determined by the relevant exchange. If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Company’s Board of Directors (the “Board”). Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

Fair Value Measurements — The inputs and valuation techniques used to measure the fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 – Prices are determined using quoted prices in active markets for identical securities.

●	Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

14

Campbell Advantage Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2021

●	Level 3 – Prices are determined using significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of end of the reporting period, in valuing the Fund’s investments carried at fair value:

	Total	Level 1	Level 2	Level 3
Short-Term Investments	$785,326	$785,326	$—	$—
Commodity Contracts
Futures Contracts	390,231	390,231	—	—
Equity Contracts
Futures Contracts	103,152	103,152	—	—
Interest Rate Contracts
Futures Contracts	50,342	50,342	—	—
Foreign Currency Contracts
Forward Foreign Currency Contracts	177,364	—	177,364	—
Total Assets	$1,506,415	$1,329,051	$177,364	$—

	Total	Level 1	Level 2	Level 3
Short-Term Investments	$—	$—	$—	$—
Commodity Contracts
Futures Contracts	(343,696)	(343,696)	—	—
Equity Contracts
Futures Contracts	(21,985)	(21,985)	—	—
Interest Rate Contracts
Futures Contracts	(122,079)	(122,079)	—	—
Foreign Currency Contracts
Forward Foreign Currency Contracts	(728,576)	—	(728,576)	—
Total Liabilities	$(1,216,336)	$(487,760)	$(728,576)	$—

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) requires the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end

15

Campbell Advantage Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2021

of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for Level 3 transfers are disclosed if the Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

During the current fiscal period, the Fund had no Level 3 transfers.

Disclosures about Derivative Instruments and Hedging Activities — Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivative instruments that the Fund used during the period include forward foreign currency contracts and futures contracts.

During the current fiscal period, the Fund used long and short contracts on U.S. and foreign equity market indices, U.S. and foreign government bonds, foreign currencies and commodities (through investment in the Subsidiary), to gain investment exposure in accordance with its investment objective.

The following tables provide quantitative disclosures about fair value amounts of, and gains and losses on, the Fund’s derivative instruments as of and for the current fiscal period.

The following tables list the fair values and location on the Consolidated Statement of Assets and Liabilities of the Fund’s derivative holdings as of end of the reporting period, grouped by derivative type and primary risk exposure category by contract type.

Derivative Type	Consolidated Statement of Assets & Liabilities Location	Commodity Contracts	Equity Contracts	Interest Rate Contracts	Foreign Currency Contracts	Total
Asset Derivatives
Futures Contracts (a)	Unrealized appreciation on futures contracts	$390,231	$103,152	$50,342	$—	$543,725
Forward Contracts (a)	Unrealized appreciation on forward foreign currency contracts	—	—	—	177,364	177,364
Total Value - Assets		$390,231	$103,152	$50,342	$177,364	$721,089

Liability Derivatives
Futures Contracts (a)	Unrealized depreciation on futures contracts	$(343,696)	$(21,985)	$(122,079)	$—	$(487,760)
Forward Contracts (a)	Unrealized depreciation on forward foreign currency contracts	—	—	—	(728,576)	(728,576)
Total Value - Liabilities		$(343,696)	$(21,985)	$(122,079)	$(728,576)	$(1,216,336)

(a)	This amount represents the cumulative appreciation/(depreciation) of forward and futures contracts as reported in the Consolidated Portfolio of Investments.

16

Campbell Advantage Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2021

The following table lists the amounts of realized gains/(losses) included in net increase/(decrease) in net assets resulting from operations during the current fiscal period, grouped by derivative type and primary risk exposure category by contract type.

Derivative Type	Consolidated Statement of Operations Location	Commodity Contracts	Equity Contracts	Interest Rate Contracts	Foreign Currency Contracts	Total
Realized Gain/(Loss)
Futures Contracts	Net realized gain/(loss) from futures contracts	$1,497,403	$(665,084)	$(467,314)	$—	$365,005
Forward Contracts	Net realized gain/(loss) from forward foreign currency contracts	—	—	—	702,946	702,946
Total Realized Gain/(Loss)		$1,497,403	$(665,084)	$(467,314)	$702,946	$1,067,951

The following table lists the amounts of change in unrealized appreciation/(depreciation) included in net increase/(decrease) in net assets resulting from operations during the current fiscal period, grouped by derivative type and primary risk exposure category by contract type.

Derivative Type	Consolidated Statement of Operations Location	Commodity Contracts	Equity Contracts	Interest Rate Contracts	Foreign Currency Contracts	Total
Change in Unrealized Appreciation/(Depreciation)
Futures Contracts	Net change in unrealized appreciation/(depreciation) on futures contracts	$167,998	$(55,960)	$(58,091)	$—	$53,947
Forward Contracts	Net change in unrealized appreciation/(depreciation) on forward foreign currency contracts	—	—	—	(906,510)	(906,510)
Total Change in Unrealized Appreciation/(Depreciation)		$167,998	$(55,960)	$(58,091)	$(906,510)	$(852,563)

For the year ended August 31, 2021, the Fund’s quarterly average volume of derivatives was as follows:

Long Futures Notional Amount	Short Futures Notional Amount	Forward Foreign Currency Contracts — Payable (Value at Trade Date)	Forward Foreign Currency Contracts — Receivable (Value at Trade Date)
$169,965,486	$(32,800,713)	$(59,962,469)	$59,943,064

For financial reporting purposes, the Fund does not offset fair value amounts recognized for derivative instruments and fair value amounts recognized for the right to reclaim cash collateral (receivables) or the obligation to return cash collateral (payables) arising from derivative instruments recognized at fair value executed with the same counterparty under a master netting arrangement.

17

Campbell Advantage Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2021

The following is a summary of financial and derivative instruments that are subject to enforceable master netting agreements (or similar arrangements) and collateral received and pledged in connection with the master netting agreements (or similar arrangements).

		Gross Amount Not Offset in Consolidated Statement of Assets and Liabilities				Gross Amount Not Offset in Consolidated Statement of Assets and Liabilities
Description	Gross Amount Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amount(1)	Gross Amount Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged(2)	Net Amount(3)
	Assets				Liabilities
Forward Foreign Currency Contracts	$177,364	$(177,364)	$—	$—	$728,576	$(177,364)	$(551,212)	$—

(1)	Net amount represents the net amount receivable from the counterparty in the event of default.

(2)	Actual collateral pledged may be more than the amount shown.

(3)	Net amount represents the net amount payable to the counterparty in the event of default.

Use of Estimates — The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and those differences could be significant.

Investment Transactions, Investment Income and Expenses — The Fund records security transactions based on trade date for financial reporting purposes. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income (including amortization of premiums and accretion of discounts) is accrued when earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund’s investment income, expenses (other than class specific expenses) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Certain expenses are shared with PENN Capital Funds Trust (the “Trust”), a series trust of affiliated funds. Expenses incurred on behalf of a specific class, fund or fund family of the Company or Trust are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all funds (such as director or professional fees) are charged to all funds in proportion to their average net assets of RBB and the Trust, or in such other manner as the Board deems fair or equitable. Offering costs for a new fund are expensed over a 12-month period from the inception date of the fund. Offering costs are charged directly to the fund in which they are incurred. Expenses and fees, including offering costs and administration fees, are accrued daily and taken into account for the purpose of determining the NAV of the Fund.

Dividends and Distributions to Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid at least annually to shareholders and recorded on the ex-dividend date. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

18

Campbell Advantage Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2021

U.S. Tax Status — No provision is made for U.S. income taxes as it is the Fund’s intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

For tax purposes, the Subsidiary is an exempted Cayman Islands investment company. The Subsidiary has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, the Subsidiary is a Controlled Foreign Corporation and as such is not subject to U.S. income tax.

Foreign Currency Translation — Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars based on the applicable exchange rates at the date of the last business day of the consolidated financial statement period. Purchases and sales of securities, interest income, dividends, variation margin received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rates in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices of securities held. Such changes are included with the net realized gain or loss and change in unrealized appreciation or depreciation on investments in the Consolidated Statement of Operations. Other foreign currency transactions resulting in realized and unrealized gain or loss are reported separately as net realized gain or loss and change in unrealized appreciation or depreciation on foreign currencies in the Consolidated Statement of Operations.

Currency Risk — Investment in foreign securities involves currency risk associated with securities that trade or are denominated in currencies other than the U.S. dollar and which may be affected by fluctuations in currency exchange rates. An increase in the strength of the U.S. dollar relative to a foreign currency may cause the U.S. dollar value of an investment in that country to decline. Foreign currencies also are subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government controls. Forward foreign currency exchange contracts may limit potential gains from a favorable change in value between the U.S. dollar and foreign currencies. Unanticipated changes in currency pricing may result in poorer overall performance for the Fund than if it had not engaged in these contracts.

Commodity Sector Risk — Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The prices of energy, industrial metals, precious metals, agriculture and livestock sector commodities may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies. The commodity-linked securities in which the Fund invests may be issued by companies in the financial services sector, and events affecting the financial services sector may cause the Fund’s share value to fluctuate.

Foreign Securities Market Risk — A substantial portion of the trades of the Fund are expected to take place on markets or exchanges outside the United States. There is no limit to the amount of assets of the Fund that may be committed to trading on foreign markets. The risk of loss in trading foreign futures and options on futures contracts can be substantial. Participation in foreign futures and options on futures contracts involves the execution and clearing of trades on, or subject to the rules of, a foreign board of trade or exchange. Some of these foreign markets, in contrast to U.S. exchanges, are so-called principals’ markets in which performance is the responsibility only of the individual counterparty with whom the trader has entered into a commodity interest transaction and not of the exchange or clearing corporation. In these kinds of markets, there is risk of bankruptcy or other failure or refusal to perform by the counterparty.

19

Campbell Advantage Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2021

Counterparty Risk — The derivative contracts entered into by the Fund or its Subsidiary may be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. Relying on a counterparty exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. If a counterparty defaults on its payment obligations to the Fund, this default will cause the value of an investment in the Fund to decrease.

Futures Contracts — The Fund uses futures contracts in the normal course of pursuing its investment objective. Upon entering into a futures contract, the Fund must deposit initial margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets. Pursuant to the futures contract, the Fund agrees to receive from, or pay to the broker, an amount of cash equal to the daily fluctuation in value of the contract. Such a receipt of payment is known as “variation margin” and is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contract. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities. Use of long futures contracts subjects the Fund to risk of loss in excess of the amount shown on the Consolidated Statement of Assets and Liabilities, up to the notional value of the futures contract. Use of short futures contracts subjects the Fund to unlimited risk of loss.

Forward Foreign Currency Contracts — The Fund uses forward foreign currency contracts (“forward contracts”) in the normal course of pursuing its investment objectives. These contracts are marked-to-market daily at the applicable translation rates. The Fund records realized gains or losses at the time the forward contract is closed. A forward contract is extinguished through a closing transaction or upon delivery of the currency or entering an off setting contract. Risks may arise upon entering these contracts from the potential inability of a counterparty to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar or other currencies. The Fund’s maximum risk of loss from counterparty credit risk related to forward foreign currency contracts is the fair value of the contract. The risk may be mitigated to some extent if a master netting arrangement between the Fund and the counterparty is in place and to the extent the Fund obtains collateral to cover the Fund’s exposure to the counterparty.

Credit Risk — Credit risk refers to the possibility that the issuer of the security or a counterparty in respect of a derivative instrument will not be able to satisfy its payment obligations to the Fund when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. Securities rated in the four highest categories by the rating agencies are considered investment grade but they may also have some speculative characteristics. Investment grade ratings do not guarantee that bonds will not lose value or default. In addition, the credit quality of securities may be lowered if an issuer’s financial condition changes.

Coronavirus (COVID-19) Pandemic — The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. Although vaccines for COVID-19 are becoming more widely available, the ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual companies are not known. The operational and financial performance of individual companies and the market in general depends on future developments, including the duration and spread of the outbreak and the pace of recovery which may vary from market to market, and such uncertainty may in turn adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

Cash and Cash Equivalents — Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, the Fund expects the risk of material loss from such claims to be remote.

20

Campbell Advantage Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2021

2. Investment Adviser and Other Services

Campbell & Company Investment Adviser LLC (“Campbell” or the “Adviser”) serves as the investment adviser to the Fund. The Adviser is a wholly-owned subsidiary of Campbell & Company, L.P. The Fund does not pay a fee to Campbell for investment advisory services. The Fund is only available for investment to clients of Campbell, including other investment companies advised by Campbell. Such clients have discretion to pay Campbell an amount deemed to be fair and reasonable.

U.S. Bancorp Fund Services, LLC (“Fund Services”), doing business as U.S. Bank Global Fund Services, serves as administrator for the Fund. For providing administrative and accounting services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Fund Services serves as the Fund’s transfer and dividend disbursing agent. For providing transfer agent services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

U.S. Bank, N.A. (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Quasar Distributors, LLC (the “Distributor”), a wholly-owned broker-dealer subsidiary of Foreside Financial Group, LLC, serves as the principal underwriter and distributor of the Fund’s shares pursuant to a Distribution Agreement with RBB.

For compensation amounts paid to Fund Services and the Custodian, please refer to the Consolidated Statement of Operations.

3. Director and Officer Compensation

The Directors of the Company receive an annual retainer and meeting fees for meetings attended. An employee of Vigilant Compliance, LLC serves as President and Chief Compliance Officer of the Company. Vigilant Compliance, LLC is compensated for the services provided to the Company. Employees of RBB serve as Treasurer, Secretary and Director of Marketing & Business Development of the Company. They are compensated for services provided. Certain employees of Fund Services serve as officers of the Company. They are not compensated by the Fund or the Company. For Director and Officer compensation amounts, please refer to the Consolidated Statement of Operations.

4. Purchases and Sales of Investment Securities

During the current fiscal period, there were no purchases and sales of investment securities (excluding short-term investments and derivative transactions) or long-term U.S. Government securities by the Fund.

5. Federal Income Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the consolidated financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

21

Campbell Advantage Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2021

As of August 31, 2021, the federal tax cost and aggregate gross unrealized appreciation and depreciation of investments held by the Fund were as follows(a):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$6,116,404	$622,438	$(1,637,013)	$(1,014,575)

(a)

The difference between the book basis and tax basis cost and aggregate gross unrealized appreciation and depreciation of investments is attributable primarily to futures not regulated by section 1256 of the Internal Revenue Code and timing difference related to taxable income from a wholly owned controlled foreign corporation.

Distributions to shareholders, if any, from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying consolidated financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

Permanent differences as of August 31, 2021, primarily attributable to investments in wholly-owned controlled foreign corporation and net operating losses were reclassified among the following accounts:

Distributable Earnings/(Loss)	Paid-In Capital
$(1,497,712)	$1,497,712

As of August 31, 2021, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Qualified Late-Year Loss Deferral	Capital Loss Carryforward	Unrealized Appreciation/ (Depreciation)
$1,325,255	$—	$—	$(1,897,922)	$(1,459,195)

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains of the Subsidiary for federal income tax purposes. Short-term and foreign currency gains are reported as ordinary income for federal income tax purposes.

The tax character of dividends and distributions paid during the fiscal years ended August 31, 2021 and August 31, 2020 was as follows:

	Ordinary Income	Long-Term Gains	Total
2021	$—	$—	$—
2020	361,246	382,491	743,737

Pursuant to federal income tax rules applicable to regulated investment companies, the Fund may elect to treat certain capital losses between November 1 and August 31 and late year ordinary losses ((i) ordinary losses between January 1 and August 31, and (ii) specified ordinary and currency losses between November 1 and August 31) as occurring on the first day of the following tax year. For the current fiscal period ended August 31, 2021, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until September 1, 2021. As of August 31, 2021, the Fund had no tax basis qualified late-year loss deferral.

22

Campbell Advantage Fund

Notes To Consolidated Financial Statements (Concluded)

August 31, 2021

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses for an unlimited period. Additionally, capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. As of August 31, 2021, the Fund had $1,230,258 of short term and $667,664 of long term capital loss carryovers to offset future capital gains.

6. NEW ACCOUNTING PRONOUNCEMENTS AND REGULATORY UPDATES

In October 2020, the Securities and Exchange Commission (“SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and require funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. Funds will be required to comply with Rule 18f-4 by August 19, 2022. It is not currently clear what impact, if any, Rule 18f-4 will have on the availability, liquidity or performance of derivatives. Management is currently evaluating the potential impact of Rule 18f-4 on the Fund. When fully implemented, Rule 18f-4 may require changes in how the Fund uses derivatives, adversely affect the Fund’s performance and increase costs related to a Fund’s use of derivatives.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Fund will be required to comply with the rules by September 8, 2022. Management is currently assessing the potential impact of the new rules on the Fund’s financial statements.

7. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the consolidated financial statements were issued and has determined that there were no significant events requiring recognition or disclosure in the consolidated financial statements.

23

Campbell Advantage Fund

Report of Independent Registered Public Accounting Firm

To the Board of Directors of The RBB Fund, Inc. and
Shareholders of Campbell Advantage Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Campbell Advantage Fund (the “Fund”) (one of the portfolios constituting The RBB Fund, Inc. (the “Company”)), including the consolidated portfolio of investments, as of August 31, 2021, and the related consolidated statement of operations for the year then ended, the consolidated statement of changes in net assets for each of the two years then ended, the consolidated financial highlights for the each of the two years in the period ended August 31, 2021 and the period May 31, 2019 (commencement of operations) through August 31, 2019 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund (one of the portfolios constituting The RBB Fund, Inc.) at August 31, 2021, the consolidated results of its operations for the year then ended and the consolidated changes in its net assets for each of the two years then ended, the consolidated financial highlights for the each of the two years in the period ended August 31, 2021 and the period May 31, 2019 (commencement of operations) through August 31, 2019, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more Campbell & Company investment companies since 2015.

Philadelphia, Pennsylvania
October 29, 2021

24

Campbell Advantage Fund

Shareholder Tax Information

(Unaudited)

Certain tax information regarding the Fund is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended August 31, 2021. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2021. During the period ended August 31, 2021, the Fund paid no ordinary income distributions to its shareholders. Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal tax purposes.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) was 0% for the Fund.

The percentage of ordinary income dividends qualifying for the 15% dividend tax rate is 0.00%.

The percentage of ordinary income dividends qualifying for the corporate dividends received deduction is 0.00%.

The Fund designates 100.00% of the ordinary income distributions as qualified short-term gain pursuant to the American Job Creation Act of 2004.

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2019. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2022.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

25

Campbell Advantage Fund

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve-month period ended June 30 are available without charge, upon request, by calling (844) 261-6488 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Company files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) as an exhibit to its report on Form N-PORT. The Company’s Form N-PORT is available on the SEC’s website at http://www.sec.gov.

Approval of Investment Advisory Agreements

As required by the 1940 Act, the Board, including all of the Directors who are not “interested persons” of the Company, as that term is defined in the 1940 Act (the “Independent Directors”), considered the renewal of the investment advisory agreement between Campbell and the Company on behalf of the Fund, and the investment advisory agreement between Campbell and the Subsidiary (together, the “Investment Advisory Agreements”) at a meeting of the Board held on May 12-13, 2021 (the “Meeting”). At the Meeting, the Board, including all of the Independent Directors, approved the Investment Advisory Agreements for an additional one-year term. The Board’s decision to approve the Investment Advisory Agreements reflects the exercise of its business judgment to continue the existing arrangements. In approving the Investment Advisory Agreements, the Board considered information provided by Campbell with the assistance and advice of counsel to the Independent Directors and the Company.

In considering the renewal and approval of the Investment Advisory Agreements, the Directors took into account all the materials provided prior to and during the Meeting and at other meetings throughout the past year, the presentations made during the Meeting, and the discussions held during the Meeting. Among other things, the Directors considered (i) the nature, extent, and quality of Campbell’s services to be provided to the Fund and Subsidiary; (ii) descriptions of the experience and qualifications of Campbell’s personnel providing those services; (iii) Campbell’s investment philosophies and processes; (iv) Campbell’s assets under management and client descriptions; (v) Campbell’s soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vi) Campbell’s advisory fee arrangement with the Company and other similarly managed clients; (vii) Campbell’s compliance policies and procedures; (viii) Campbell’s financial information, insurance coverage and profitability analysis related to providing advisory services to the Fund and Subsidiary; (ix) the extent to which economies of scale are relevant to the Fund; (x) a report prepared by Broadridge/Lipper comparing the Fund’s management fees and total expense ratio to those of its Lipper peer group; and (xi) a report comparing the performance of the Funds to the performance of its benchmark.

As part of their review, the Directors considered the nature, extent and quality of the services provided by Campbell. The Directors concluded that Campbell had substantial resources to provide services to the Fund and Subsidiary and that Campbell’s services had been acceptable.

The Directors also considered the investment performance of the Fund, noting that the Fund had commenced investment operations on May 31, 2019. The Directors noted that the Fund had underperformed its benchmark index (the BarclayHedge BTOP50 Index) for the year-to-date, one-year, and since-inception periods ended March 31, 2021. The Directors noted that the Fund ranked in the 4th quintile within its Lipper Performance Group for the one-year period and in the 5th quintile for the since-inception period ended December 31, 2020.

The Board also considered that no advisory fee was payable by the Fund under the Investment Advisory Agreements. The Directors then noted that the actual advisor fee of the Fund ranked in the 1st quintile of the Fund’s Lipper Expense Group, and that the total expenses of the Fund ranked in the 5th quintile of its Lipper Expense Group.

26

Campbell Advantage Fund

Other Information (Concluded)

(Unaudited)

After reviewing the information regarding the Fund’s costs, Campbell’s estimated profitability and economies of scale, and after considering Campbell’s services, the Directors concluded that the investment advisory fees to be paid by the Fund were fair and reasonable and that the Investment Advisory Agreements should be approved for an additional annual period ending August 16, 2022.

27

Campbell Advantage Fund

Company Management

(Unaudited)

Directors and Executive Officers

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their ages, business addresses and principal occupations during the past five years are set forth below. The statement of additional information (“SAI”) includes additional information about the Directors and is available without charge, upon request, by calling 1-844-261-6488.

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
INDEPENDENT DIRECTORS
Julian A. Brodsky 615 East Michigan Street Milwaukee, WI 53202 Age: 88	Director	1988 to present	From 1969 to 2011, Director and Vice Chairman, Comcast Corporation (cable television and communications).	46	AMDOCS Limited (service provider to telecommunications companies).
J. Richard Carnall 615 East Michigan Street Milwaukee, WI 53202 Age: 82	Director	2002 to present	Since 1984, Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.); since 2004, Director of Cornerstone Bank.	46	None.
Gregory P. Chandler 615 East Michigan Street Milwaukee, WI 53202 Age: 54	Director	2012 to present	Since 2020, Chief Financial Officer, Herspiegel Consulting LLC (life sciences consulting services); 2020, Chief Financial Officer, Avocado Systems Inc. (cyber security software provider); 2009-2020, Chief Financial Officer, Emtec, Inc. (information technology consulting/services).	46

Emtec, Inc. (until December 2019); FS Investment Corporation (business development company) (until December 2018); FS Energy and Power Fund (business development company); Wilmington Funds (12 portfolios) (registered investment company).

Nicholas A. Giordano 615 East Michigan Street Milwaukee, WI 53202 Age: 78	Director	2006 to present	Since 1997, Consultant, financial services organizations.	46

IntriCon Corporation (biomedical device manufacturer); Kalmar Pooled Investment Trust (registered investment company) (until September 2017); Wilmington Funds (12 portfolios) (registered investment company); Independence Blue Cross (healthcare insurance) (until 2021).

Arnold M. Reichman 615 East Michigan Street Milwaukee, WI 53202 Age: 73	Chairman Director	2005 to present 1991 to present	Retired.	46	EIP Investment Trust (registered investment company).

28

Campbell Advantage Fund

Company Management (Continued)

(Unaudited)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
Brian T. Shea 615 East Michigan Street Milwaukee, WI 53202 Age: 61	Director	2018 to present	From 2014-2017, Chief Executive Officer, BNY Mellon Investment Services (fund services, global custodian and securities clearing firm); from 1983-2014, Chief Executive Officer and various positions, Pershing LLC (broker dealer, clearing and custody firm).	46

WisdomTree Investments, Inc. (asset management company) (until March 2019); Fidelity National Information Services, Inc. (financial services technology company); Ameriprise Financial, Inc. (financial services company).

Robert A. Straniere 615 East Michigan Street Milwaukee, WI 53202 Age: 80	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; since 1980, Founding Partner, Straniere Law Group (law firm).	46	None.
INTERESTED DIRECTOR[2]
Robert Sablowsky 615 East Michigan Street Milwaukee, WI 53202 Age: 83	Vice Chairman Director	2016 to present 1991 to present	Since 2002, Senior Director – Investments and, prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	46	None.
OFFICERS
Salvatore Faia, JD, CPA, CFE Vigilant Compliance, LLC Gateway Corporate Center, Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 58	President Chief Compliance Officer	2009 to present 2004 to present

Since 2004, President, Vigilant Compliance, LLC (investment management services company); since 2005, Independent Trustee of EIP Investment Trust (registered investment company); since 2021, President and Chief Compliance Officer of Penn Capital Funds Trust.

				N/A	N/A
James G. Shaw 615 East Michigan Street Milwaukee, WI 53202 Age: 60	Treasurer and Secretary	2016 to present

Treasurer and Secretary of The RBB Fund, Inc. (since 2016) and Penn Capital Funds Trust (since 2021); from 2005 to 2016, Assistant Treasurer of The RBB Fund, Inc.; from 1995 to 2016, Senior Director and Vice President of BNY Mellon Investment Servicing (US) Inc. (financial services company).

				N/A	N/A
Craig A. Urciuoli 615 East Michigan Street Milwaukee, WI 53202 Age: 46	Director of Marketing & Business Development	2019 to present	Director of Marketing & Business Development of The RBB Fund, Inc. (since 2019) and Penn Capital Funds Trust (since 2021); from 2000-2019, Managing Director, Third Avenue Management LLC.	N/A	N/A

29

Campbell Advantage Fund

Company Management (Continued)

(Unaudited)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
Jennifer Witt 615 East Michigan Street Milwaukee, WI 53202 Age: 38	Assistant Treasurer	2018 to present

Since 2020, Vice President, U.S. Bank Global Fund Services (fund administrative services firm); from 2016 to 2020, Assistant Vice President, U.S. Bank Global Fund Services; from 2007 to 2016, Supervisor, Nuveen Investments (registered investment company).

				N/A	N/A
Edward Paz 615 East Michigan Street Milwaukee, WI 53202 Age: 50	Assistant Secretary	2016 to present	Since 2007, Vice President and Counsel, U.S. Bancorp Fund Services, LLC (fund administrative services firm).	N/A	N/A
Michael P. Malloy One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 62	Assistant Secretary	1999 to present	Since 1993, Partner, Faegre Drinker Biddle & Reath LLP (law firm).	N/A	N/A
Jillian L. Bosmann One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 42	Assistant Secretary	2017 to present	Since 2017, Partner, Faegre Drinker Biddle & Reath LLP (law firm).	N/A	N/A

*	Each Director oversees 46 portfolios of the fund complex, consisting of the series in the Company and Penn Capital Funds Trust (7 portfolios).

[1]

Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his or her successor is elected and qualified or his or her death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved waivers of the policy with respect to Messrs. Brodsky, Carnall, Giordano, Sablowsky and Straniere. Each officer holds office at the pleasure of the Board until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

[2]

Mr. Sablowsky is considered an “interested person” of the Company as that term is defined in the 1940 Act and is referred to as an “Interested Director.” Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as an employee of Oppenheimer & Co., Inc., a registered broker-dealer.

30

Campbell Advantage Fund

Company Management (Concluded)

(Unaudited)

Director Experience, Qualifications, Attributes and/or Skills

The information above includes each Director’s principal occupations during the last five years. Each Director possesses extensive additional experience, skills and attributes relevant to his qualifications to serve as a Director. The cumulative background of each Director led to the conclusion that each Director should serve as a Director of the Company. Mr. Giordano has years of experience as a consultant to financial services organizations and also serves on the boards of other registered investment companies. Mr. Reichman brings decades of investment management experience to the Board, in addition to senior executive-level management experience. Mr. Straniere has been a practicing attorney for over 30 years and has served on the boards of an asset management company and another registered investment company. Mr. Brodsky has over 40 years of senior executive-level management experience in the cable television and communications industry. Mr. Sablowsky has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the financial services industry. Mr. Carnall has decades of senior executive-level management experience in the banking and financial services industry and also serves on the boards of various corporations and a bank. Mr. Chandler has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the investment technology consulting/services and investment banking/brokerage industries, and also serves on various boards. Mr. Shea has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the brokerage, clearing and investment services industry, including service on the boards of industry regulatory organizations and a university.

31

Campbell Advantage Fund

Privacy Notice

(Unaudited)

Campbell Advantage Fund

FACTS	WHAT DOES THE Campbell Advantage Fund DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number

● account balances

● account transactions

● transaction history

● wire transfer instructions

● checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Campbell Advantage Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Campbell Advantage Fund share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We do not share.
For our affiliates to market to you	No	We do not share.
For nonaffiliates to market to you	No	We do not share.

Questions?	Call 1-844-261-6488

32

Campbell Advantage Fund

Privacy Notice (Concluded)

(Unaudited)

What we do
How does the Campbell Advantage Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does the Campbell Advantage Fund collect my personal information?

We collect your personal information, for example, when you

● open an account

● provide account information

● give us your contact information

● make a wire transfer

● tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes – information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

● Our affiliates include Campbell Advantage Fund’s investment adviser, Campbell & Company Investment Adviser LLC.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Campbell Advantage Fund doesn’t share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● The Campbell Advantage Fund does not jointly market.

33

Campbell Advantage Fund

Affirmation of the Commodity Pool Operator

August 31, 2021

As required by the 1940 Act, the Board, including all of the Directors who are not “interested persons” of the Company, as that term is defined in the 1940 Act (the “Independent Directors”), considered the renewal of the investment advisory agreement between Campbell and the Company on behalf of the Fund, and the investment advisory agreement between Campbell and the Subsidiary (together, the “Investment Advisory Agreements”) at a meeting of the Board held on May 12-13, 2021 (the “Meeting”). At the Meeting, the Board, including all of the Independent Directors, approved the Investment Advisory Agreements for an additional one-year term. The Board’s decision to approve the Investment Advisory Agreements reflects the exercise of its business judgment to continue the existing arrangement. In approving the Investment Advisory Agreements, the Board considered information provided by Campbell with the assistance and advice of counsel to the Independent Directors and the Company.

In considering the renewal and approval of the Investment Advisory Agreements, the Directors took into account all the materials provided prior to and during the Meeting and at other meetings throughout the past year, the presentations made during the Meeting, and the discussions held during the Meeting. Among other things, the Directors considered (i) the nature, extent, and quality of Campbell’s services to be provided to the Fund; (ii) descriptions of the experience and qualifications of Campbell’s personnel providing those services; (iii) Campbell’s investment philosophies and processes; (iv) Campbell’s assets under management and client descriptions; (v) Campbell’s soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vi) Campbell’s advisory fee arrangement with the Company and other similarly managed clients; (vii) Campbell’s compliance policies and procedures; (viii) Campbell’s financial information, insurance coverage and profitability analysis related to providing advisory services to the Fund; (ix) the extent to which economies of scale are relevant to the Fund; (x) a report prepared by Broadridge/Lipper comparing the Fund’s management fees and total expense ratio to those of its Lipper peer group; and (xi) a report comparing the performance of the Funds to the performance of their respective benchmark.

As part of their review, the Directors considered the nature, extent and quality of the services provided by Campbell. The Directors concluded that Campbell had substantial resources to provide services to the Fund and that Campbell’s services had been acceptable.

The Directors also considered the investment performance of the Fund, noting that the Fund had commenced investment operations on May 31, 2019. The Directors noted that the Campbell Advantage Fund had underperformed its benchmark index (Barclay BTOP50 Index) for the year-to-date, one-year, and since-inception periods ended March 31, 2021. The Directors noted that the Fund ranked in the 4th quintile within its Lipper Performance Group for the one-year period and in the 5th quintile for the since-inception period ended December 31, 2020.

The Board also considered that no advisory fee was payable by the Fund under the Investment Advisory Agreement. The Directors then noted that the actual advisor fee of the Fund ranked in the 1st quintile of the Fund’s Lipper Expense Group, and that the total expenses of the Fund ranked in the 5th quintile of its Lipper Expense Group.

After reviewing the information regarding the Fund’s costs, Campbell’s estimated profitability and economies of scale, and after considering Campbell’s services, the Directors concluded that the investment advisory fees to be paid by the Fund were fair and reasonable and that the Investment Advisory Agreements should be approved for an additional annual period ending August 16, 2022.

34

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Investment Adviser
Campbell & Company Investment Adviser LLC
2850 Quarry Lake Drive
Baltimore, Maryland 21209

Administrator and Transfer Agent
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201

Custodian
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm
Ernst & Young LLP
One Commerce Square
2005 Market Street, Suite 700
Philadelphia, PA 19103

Legal Counsel
Faegre Drinker Biddle & Reath LLP
One Logan Square, Suite 2000
Philadelphia, PA 19103-6996

CAAD-AR21

Campbell Systematic Macro Fund

of

THE RBB FUND, INC.

Class A (TICKER: EBSAX)

Class C (TICKER: EBSCX)

Class I (TICKER: EBSIX)

Annual Report

August 31, 2021

Campbell Systematic Macro Fund

Annual Investment Adviser’s Report
(Unaudited)

FUND PERFORMANCE AND MARKET COMMENTARY

The performance of the Fund was down in September 2020, with losses in equity indices partially offset by gains in fixed income, commodities and foreign exchange. From a strategy perspective, losses came from the Fund’s trend following and short-term strategies, while the Fund’s systematic macro strategies gained.

From a markets perspective, September had a pronounced risk-off tone. Over-bought conditions in US tech stocks, a lack of progress on another US fiscal stimulus package, signs that the global economic recovery was stalling, US presidential election uncertainty, and signs that a new wave of COVID-19 cases was emerging in a variety of regions around the globe led to a general risk-off malaise. In the UK and EU regions, fresh virus outbreaks linked with concerns of a “no deal” Brexit weighed on markets. In commodities, many markets fell due to the US dollar’s strength and concern over global growth prospects.

The performance of the Fund was up in October 2020, with gains in commodities and foreign exchange and losses in equity indices and fixed income. From a strategy perspective, gains came from the Fund’s short-term strategies, while the Fund’s trend following and systematic macro strategies were down.

From a markets perspective, regional developments in the fight against COVID-19 drove market returns, while a cross current of news and events, including speculation on the upcoming US election, led to volatile price action. In equity markets, European indices saw steep losses and, to a lesser extent, so did US indexes, while many markets in Asia actually produced gains. Many Asian countries experienced improved economic growth due to better control over new COVID-19 outbreaks. European markets, on the other hand, saw a resurgence of COVID-19 infections in the region, which prompted flight-to-safety buying as governments announced new lockdown measures.

The performance of the Fund was up in November 2020, with gains in commodities and equity indices and losses in foreign exchange and fixed income. From a strategy perspective, gains came from the Fund’s systematic macro, trend following and short-term strategies.

From a markets perspective, global stock markets rallied early in November after the US presidential and congressional election results indicated a divided government in the US and concerns over a disputed presidential election result began to fade. The optimism continued throughout the month as several pharmaceutical companies reported promising results from COVID-19 vaccine trials. Flight-to-safety buying dissipated in November with the absence of US election surprises and encouraging vaccine news, and demand for US, Australian and UK 10-years notes fell.

The performance of the Fund was up in December 2020, with gains in commodities, equity indices and foreign exchange and losses in fixed income. From a strategy perspective, gains came from the Fund’s systematic macro and trend following strategies, while losses occurred in the Fund’s short-term strategies.

From a markets perspective, many stock markets around the globe rallied as COVID-19 vaccines began to be distributed, the US Congress passed a long-awaited COVID-19 fiscal stimulus package that President Trump signed into law, and the UK and European Union came to a settlement on a Brexit separation agreement. These same factors narrowed credit spreads in the US and European markets and pushed fixed income prices lower in the US and Australia. Brexit uncertainty throughout the month led to higher prices in UK and German 10-year notes.

The performance of the Fund was down in January 2021, with gains in commodities more than offset by losses in fixed income, equity indices and foreign exchange. From a strategy perspective, losses came from the Fund’s trend following and short-term strategies, while gains came from the Fund’s systematic macro strategies.

From a markets perspective, US yields pushed higher as Democrats took control of the Senate and expectations of a large-scale fiscal stimulus package increased. In equity markets, many indexes gained early in January only to reverse later in the month as risk aversion took hold. Concerns about liquidity-induced asset bubbles, retail-driven stock volatility in companies with high levels of outstanding short positions, and limited vaccine availability and distribution hurdles all contributed to the risk-off sentiment. In foreign exchange markets, Latin American currencies were the top underperformers, sinking on regional spreading of the COVID-19 virus and slow vaccine rollouts in the region.

1

Campbell Systematic Macro Fund

Annual Investment Adviser’s Report (Continued)
(Unaudited)

The performance of the Fund gained in February 2021, with gains in commodities, equity indices, and foreign exchange more than offsetting losses in fixed income. From a strategy perspective, gains came from the Fund’s short-term and trend following strategies, while losses came from the Fund’s systematic macro strategies.

From a markets perspective, declining COVID-19 infection rates, improving COVID-19 vaccine distribution trends, and expectations for the passage of President Biden’s large US fiscal stimulus package all served as major tailwinds for global stock markets. Global yields also moved higher as growing concerns about mounting inflationary pressures sparked by pent-up demand from COVID-19 lockdowns combined with massive monetary and fiscal stimulus. In commodity markets, many commodities appreciated, led by energy markets, on declining COVID-19 infection trends, US dollar weakness, and strong expected demand.

The performance of the Fund gained in March 2021, with gains in foreign exchange, equity indices, and commodities and flat performance in fixed income. From a strategy perspective, gains came from the Fund’s systematic macro, short-term and trend following strategies.

From a markets perspective, global equity indices broadly rose throughout March and the US dollar strengthened. Risk-on market conditions pushed US equities to all-time highs, with investors focusing on the successful rollout of another round of stimulus payments as well as continued progress in the COVID-19 vaccine rollout. These factors also led to a stronger US dollar against other major currencies, particularly the Japanese yen, which also suffered as market participants generally anticipated buyers would look overseas, undermining the currency. In Europe, although equity markets initially fell, a spike in COVID-19 cases and reinstatement of government lockdowns did little to prevent indices from following their US counterparts to all-time highs.

The performance of the Fund gained in April 2021, with gains in commodities and equity indices, and losses in foreign exchange and fixed income. From a strategy perspective, gains came from the Fund’s short-term, systematic macro, and trend following strategies.

From a markets perspective, most major global equity indexes advanced during the month as ongoing fiscal and monetary stimulus, especially from the US, along with strong corporate earnings and improving COVID-19 vaccination rates created an ideal environment for equity appreciation. In currency markets, the US dollar experienced a wide-breadth selloff on the US Federal Reserve’s (“Fed”) dovish assurances and President Biden’s expansionary fiscal policy measures. Many global bond prices also fell (yields rose) due to growing inflation concerns. Commodity markets generally rallied, particularly grains and energies, as demand expectations picked up.

The performance of the Fund gained in May 2021, with gains in commodities, foreign exchange, and equity indices and losses in fixed income. From a strategy perspective, gains came from the Fund’s systematic macro, short-term, and trend following strategies.

From a markets perspective, many global stock indexes advanced during the month as economic reopening progress from the pandemic linked with ongoing monetary and fiscal stimulus to create a risk-on backdrop for stocks. Central banks generally held firm on continued easing, with European Central Bank and Fed officials pushing back against market expectations that both central banks would consider reducing quantitative easing measures in the near term. Commentary from the US Federal Open Market Committee (“FOMC”) furthered this theme, as the drumbeat of dovish commentary from FOMC officials insisted that any inflationary pressures would be transitory, weakening the US dollar and sending gold futures higher by over 7% during the month.

The performance of the Fund was relatively flat in June 2021, with gains in commodities and equity indices offset by losses in foreign exchange and fixed income. From a strategy perspective, gains came from the Fund’s systematic macro strategies, while the Fund’s short-term and trend following strategies were down.

From a markets perspective, ongoing monetary and fiscal stimulus, accompanied by improving COVID-19 vaccination rates and expanding economic reopening, provided a tailwind for global equity markets and pushed the US NASDAQ and S&P 500 indexes to new all-time highs during the month. The US dollar and US fixed income prices increased

2

Campbell Systematic Macro Fund

Annual Investment Adviser’s Report (Concluded)
(Unaudited)

when, during the mid-month FOMC meeting, Fed Chair Powell mentioned tapering and described the increase in inflation as largely reflecting transitory factors. In commodity markets, oil markets rallied amid improving demand dynamics linked with tighter supplies.

The performance of the Fund gained in July 2021, with gains in fixed income and commodities and losses in equity indices and foreign exchange. From a strategy perspective, gains came from the Fund’s trend following strategies, while small losses occurred in the Fund’s systematic macro strategies and the performance of the Fund’s short-term strategies was flat.

From a markets perspective, growing risks of rising COVID-19 Delta variant infections, inflation, and supply-side disruptions pressured markets as many continued to weigh ongoing accommodative central bank policies against the likelihood of a slowed global economic recovery. In equity markets, US indices gained on the back of strong Q2 earnings results, while many Asian indices fell due to concerns that the spread of the COVID-19 Delta variant could dampen recovery momentum. The US dollar also traded mostly weaker in July, a reversal from wide-breadth strength experienced in June 2021. Fed officials said that the job market still had “some ground to cover,” meaning that further job growth was likely required, which took some of the momentum out of the US dollar. Commodity markets continued their rally on increased demand and rising inflation concerns.

The performance of the Fund was down in August 2021, with gains in equity indices more than offset by losses in commodities, fixed income and foreign exchange. From a strategy perspective, losses came from the Fund’s systematic macro and short-term strategies, while the Fund’s trend following strategies gained.

From a markets perspective, most major global stock indexes finished August with gains as ongoing fiscal and monetary support continued to provide a tailwind for equities. Another catalyst for risk-on buying was optimism surrounding an increase in vaccination rates to combat the surging COVID-19 Delta variant. In rate markets, the Fed and European Central Bank began to prepare markets for a possible scaling back of quantitative easing measures amid elevated inflation readings, sending longer-dated rates higher.

This material must be preceded or accompanied by a prospectus.

Mutual funds involve risk including possible loss of principal. Investments in Managed Futures are speculative, involve substantial risk, and are not suitable for all investors. There is no assurance that the Fund will achieve its investment objective. Exposure to the commodities markets may subject the Fund to greater volatility. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the US or abroad. Derivative instruments come in many varieties and have a wide range of potential risks and rewards, and may include futures contracts, options on futures contracts, options, swaps, and forward currency exchange contracts. Derivatives typically have economic leverage inherent in their terms. The use of leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities or other investments. Furthermore, derivative instruments and futures contracts are highly volatile and are subject to occasional rapid and substantial fluctuations. Investments in foreign securities could subject the Fund to greater risks including, currency fluctuation, economic conditions, and different governmental and accounting standards, derivative instruments and futures contracts are highly volatile and are subject to occasional rapid and substantial fluctuations. Foreign security risks are magnified in emerging markets. The Fund is non-diversified which means it may be invested in fewer securities at any one time than a diversified fund.

Opinions expressed are subject to change at any time, are not guaranteed, and should not be considered investment advice.

Campbell Systematic Macro Fund is distributed by Quasar Distributors, LLC. Campbell & Company Investment Adviser LLC is the Investment Manager of the Fund and a federally registered investment adviser. Quasar Distributors is not affiliated with Campbell & Company Investment Adviser LLC.

3

Campbell Systematic Macro Fund

Performance Data
August 31, 2021 (Unaudited)

Comparison of Change in Value of $10,000 Investment in
Campbell Systematic Macro Fund - Class A vs. BarclayHedge BTOP50 Index and S&P 500® Total Return Index

This chart assumes a hypothetical $10,000 initial investment, adjusted for the Class A Shares maximum sales charge of 3.50% to a net initial investment of $9,650, in the Class A Shares is made on March 8, 2013 (commencement of operations) and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the BarclayHedge BTOP50 Index and S&P 500® Total Return Index are unmanaged, do not incur expenses and are not available for investment.

Average annual total returns for the periods ended AUGUST 31, 2021
	ONE YEAR	THREE YEARS	FIVE YEARS	SINCE INCEPTION(1)
Class A Shares (without sales charge)	16.03%	7.46%	2.49%	2.91%
Class A Shares (with sales charge)	12.02%	6.18%	1.76%	2.48%
BarclayHedge BTOP50 Index (2)(3)	13.60%	5.95%	1.90%	2.15%
S&P 500® Total Return Index (2)(4)	31.17%	18.07%	18.02%	15.71%

(1)

The Fund commenced operations on March 8, 2013 as a separate portfolio (the “Predecessor Fund”) of Equinox Funds Trust. Effective May 29, 2020, the Predecessor Fund was reorganized as a new series of The RBB Fund, Inc. (the “Reorganization”). The performance shown for periods prior to May 29, 2020 represents the performance of the Predecessor Fund.

(2)	Benchmark performance is from inception date of the Class only and is not the inception date of the benchmark itself.

(3)

The BarclayHedge BTOP50 Index (“BTOP50 Index”) seeks to replicate the overall composition of the managed futures industry with regard to trading style and overall market exposure. The BTOP50 Index employs a top-down approach in selecting its constituents. The largest investable trading advisor programs, as measured by assets under management, are selected for inclusion in the BTOP50 Index. It is not possible to invest directly in an index.

(4)

This is not a primary benchmark of the Fund. Results of the S&P 500® Total Return Index are presented for general comparative purposes. The S&P 500® Total Return Index is a widely accepted, unmanaged index of U.S. stock market performance which does not take into account charges, fees and other expenses. It is not possible to invest directly in an index.

4

Campbell Systematic Macro Fund

Performance Data (Continued)
August 31, 2021 (Unaudited)

Effective January 15, 2021, the outstanding Class P Shares of the Fund were converted into Class A Shares of the Fund. Class A Shares of the Fund have a 3.50% maximum sales charge. Prior to February 16, 2021, the Class A Shares of the Fund had a 5.75% maximum sales charge.

Performance data quoted is past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the returns quoted above. Returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Call the Fund at 1-844-261-6488 for returns current to the most recent month-end.

The performance data quoted reflects fee waivers in effect and would have been less in their absence. The Fund’s total annual operating expense ratio for Class A Shares, as stated in the current prospectus dated December 31, 2020, as supplemented, is 2.36% and the Fund’s net operating expense ratio after waivers for Class A Shares is 2.00%. Campbell & Company Investment Adviser LLC has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit total annual Fund operating expenses (excluding acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) for Class A Shares to 2.00% of the Fund’s average daily net assets. This contractual limitation is in effect until December 31, 2021 and may not be terminated without the approval of the Board of Directors of The RBB Fund, Inc. Please see the Consolidated Financial Highlights for current figures.

An investment in the Fund is speculative and involves substantial risk. The Fund is not suitable for all investors. It is possible that an investor may lose some or all of its investment. The Fund invests in long and short positions in futures, forwards and spot contracts, each of which may be tied to commodities, financial indices and instruments, foreign currencies, or equity indices. The Fund also invests in investment grade fixed income securities of all durations and maturities. The Fund may be more volatile than investments in traditional securities. Losses on futures and other derivatives can be caused by unanticipated market movements and may be potentially unlimited. Commodities, currencies, foreign investments, and interest rate-linked instruments each entail special risks. The Fund is non-diversified; therefore gains or losses on a single holding may have a relatively great impact on the Fund. A more complete description of the Fund’s risks can be found in its prospectus, which should be read carefully before investing.

Portfolio composition is subject to change.

5

Campbell Systematic Macro Fund

Performance Data (Continued)
August 31, 2021 (Unaudited)

Comparison of Change in Value of $10,000 Investment in
Campbell Systematic Macro Fund - Class C vs. BarclayHedge BTOP50 Index and S&P 500® Total Return Index

This chart assumes a hypothetical $10,000 initial investment in the Class C Shares is made on February 11, 2014 (commencement of operations) and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the BarclayHedge BTOP50 Index and S&P 500® Total Return Index are unmanaged, do not incur expenses and are not available for investment.

Average annual total returns for the periods ended AUGUST 31, 2021
	ONE YEAR	THREE YEARS	FIVE YEARS	SINCE INCEPTION(1)
Class C Shares	15.11%	6.63%	1.71%	3.05%
BarclayHedge BTOP50 Index (2)(3)	13.60%	5.95%	1.90%	2.89%
S&P 500® Total Return Index (2)(4)	31.17%	18.07%	18.02%	15.06%

(1)

Class C Shares of the Fund commenced operations on February 11, 2014 in a separate portfolio (the “Predecessor Fund”) of Equinox Funds Trust. Effective May 29, 2020, the Predecessor Fund was reorganized as a new series of The RBB Fund, Inc. (the “Reorganization”). The performance shown for periods prior to May 29, 2020 represents the performance of the Predecessor Fund.

(2)	Benchmark performance is from inception date of the Class only and is not the inception date of the benchmark itself.

(3)

The BarclayHedge BTOP50 Index (“BTOP50 Index”) seeks to replicate the overall composition of the managed futures industry with regard to trading style and overall market exposure. The BTOP50 Index employs a top-down approach in selecting its constituents. The largest investable trading advisor programs, as measured by assets under management, are selected for inclusion in the BTOP50 Index. It is not possible to invest directly in an index.

(4)

This is not a primary benchmark of the Fund. Results of the S&P 500® Total Return Index are presented for general comparative purposes. The S&P 500® Total Return Index is a widely accepted, unmanaged index of U.S. stock market performance which does not take into account charges, fees and other expenses. It is not possible to invest directly in an index.

6

Campbell Systematic Macro Fund

Performance Data (Continued)
August 31, 2021 (Unaudited)

Performance data quoted is past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the returns quoted above. Returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Call the Fund at 1-844-261-6488 for returns current to the most recent month-end.

The performance data quoted reflects fee waivers in effect and would have been less in their absence. The Fund’s total annual operating expense ratio for Class C Shares, as stated in the current prospectus dated December 31, 2020, as supplemented, is 3.11% and the Fund’s net operating expense ratio after waivers for Class C Shares is 2.75%. Campbell & Company Investment Adviser LLC has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit total annual Fund operating expenses (excluding acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) for Class C Shares to 2.75% of the Fund’s average daily net assets. This contractual limitation is in effect until December 31, 2021 and may not be terminated without the approval of the Board of Directors of The RBB Fund, Inc. Please see the Consolidated Financial Highlights for current figures.

An investment in the Fund is speculative and involves substantial risk. The Fund is not suitable for all investors. It is possible that an investor may lose some or all of its investment. The Fund invests in long and short positions in futures, forwards and spot contracts, each of which may be tied to commodities, financial indices and instruments, foreign currencies, or equity indices. The Fund also invests in investment grade fixed income securities of all durations and maturities. The Fund may be more volatile than investments in traditional securities. Losses on futures and other derivatives can be caused by unanticipated market movements and may be potentially unlimited. Commodities, currencies, foreign investments, and interest rate-linked instruments each entail special risks. The Fund is non-diversified; therefore gains or losses on a single holding may have a relatively great impact on the Fund. A more complete description of the Fund’s risks can be found in its prospectus, which should be read carefully before investing.

Portfolio composition is subject to change.

7

Campbell Systematic Macro Fund

Performance Data (Continued)
August 31, 2021 (Unaudited)

Comparison of Change in Value of $100,000 Investment in
Campbell Systematic Macro Fund - Class I vs. BarclayHedge BTOP50 Index and S&P 500® Total Return Index

This chart assumes a hypothetical $100,000 initial investment in the Class I Shares is made on March 8, 2013 (commencement of operations) and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the BarclayHedge BTOP50 Index and S&P 500® Total Return Index are unmanaged, do not incur expenses and are not available for investment.

Average annual total returns for the periods ended AUGUST 31, 2021
	ONE YEAR	THREE YEARS	FIVE YEARS	SINCE INCEPTION(1)
Class I Shares	16.34%	7.74%	2.74%	3.17%
BarclayHedge BTOP50 Index (2)(3)	13.60%	5.95%	1.90%	2.15%
S&P 500® Total Return Index (2)(4)	31.17%	18.07%	18.02%	15.71%

(1)

The Fund commenced operations on March 8, 2013 as a separate portfolio (the “Predecessor Fund”) of Equinox Funds Trust. Effective May 29, 2020, the Predecessor Fund was reorganized as a new series of The RBB Fund, Inc. (the “Reorganization”). The performance shown for periods prior to May 29, 2020 represents the performance of the Predecessor Fund.

(2)	Benchmark performance is from inception date of the Class only and is not the inception date of the benchmark itself.

(3)

The BarclayHedge BTOP50 Index (“BTOP50 Index”) seeks to replicate the overall composition of the managed futures industry with regard to trading style and overall market exposure. The BTOP50 Index employs a top-down approach in selecting its constituents. The largest investable trading advisor programs, as measured by assets under management, are selected for inclusion in the BTOP50 Index. It is not possible to invest directly in an index.

(4)

This is not a primary benchmark of the Fund. Results of the S&P 500® Total Return Index are presented for general comparative purposes. The S&P 500® Total Return Index is a widely accepted, unmanaged index of U.S. stock market performance which does not take into account charges, fees and other expenses. It is not possible to invest directly in an index.

8

Campbell Systematic Macro Fund

Performance Data (Continued)
August 31, 2021 (Unaudited)

Performance data quoted is past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the returns quoted above. Returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Call the Fund at 1-844-261-6488 for returns current to the most recent month-end.

The performance data quoted reflects fee waivers in effect and would have been less in their absence. The Fund’s total annual operating expense ratio for Class I Shares, as stated in the current prospectus dated December 31, 2020, as supplemented, is 2.11% and the Fund’s net operating expense ratio after waivers is for Class I Shares 1.75%. Campbell & Company Investment Adviser LLC has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit total annual Fund operating expenses (excluding acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) for Class I Shares to 1.75% of the Fund’s average daily net assets. This contractual limitation is in effect until December 31, 2021 and may not be terminated without the approval of the Board of Directors of The RBB Fund, Inc. Please see the Consolidated Financial Highlights for current figures.

An investment in the Fund is speculative and involves substantial risk. The Fund is not suitable for all investors. It is possible that an investor may lose some or all of its investment. The Fund invests in long and short positions in futures, forwards and spot contracts, each of which may be tied to commodities, financial indices and instruments, foreign currencies, or equity indices. The Fund also invests in investment grade fixed income securities of all durations and maturities. The Fund may be more volatile than investments in traditional securities. Losses on futures and other derivatives can be caused by unanticipated market movements and may be potentially unlimited. Commodities, currencies, foreign investments, and interest rate-linked instruments each entail special risks. The Fund is non-diversified; therefore gains or losses on a single holding may have a relatively great impact on the Fund. A more complete description of the Fund’s risks can be found in its prospectus, which should be read carefully before investing.

Portfolio composition is subject to change.

9

Campbell Systematic Macro Fund

Performance Data (Concluded)
August 31, 2021 (Unaudited)

Standard & Poor’s 500 Composite Stock Index (S&P 500 Index)

The 500 stocks in the S&P 500 are chosen by Standard & Poor’s based on industry representation, liquidity and stability. The stocks in the S&P 500 are not the 500 largest companies; rather the Index is designed to capture the returns of many different sectors of the U.S. economy. This index includes dividends reinvested.

NASDAQ Composite Index

Measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ Stock Market (currently over 3,000 companies). The Index is market-value weighted. This means that each company’s security affects the Index in proportion to its market value. The market value, the last sale price multiplied by total shares outstanding, is calculated throughout the trading day, and is related to the total value of the Index.

10

Campbell Systematic Macro Fund

Fund Expense Example

August 31, 2021 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2021 through August 31, 2021, and held for the entire period.

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value March 1, 2021	Ending Account Value August 31, 2021	Expenses Paid During Period *	Annualized Expense Ratio	Actual Six-Month Total Investment Return for the Fund
Actual
Class A	$ 1,000.00	$ 1,096.30	$ 10.73	2.03%	9.63%
Class C	1,000.00	1,095.20	14.68	2.78	9.52
Class I	1,000.00	1,098.50	9.42	1.78	9.85
Hypothetical (5% return before expenses)
Class A	$ 1,000.00	$ 1,014.97	$ 10.31	2.03%	N/A
Class C	1,000.00	1,011.19	14.09	2.78	N/A
Class I	1,000.00	1,016.23	9.05	1.78	N/A

*

Expenses are equal to the Fund’s annualized six-month expense ratio for the period March 1, 2021 to August 31, 2021, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, then divided by 365 to reflect the one half year period. The Fund’s ending account values on the first line in the table is based on the actual six-month total investment return for the Fund.

11

Campbell Systematic Macro Fund

Consolidated Portfolio Holdings Summary Table

August 31, 2021 (Unaudited)

The following table presents a consolidated summary of the portfolio holdings of the Fund:

	% of Net Assets	Value
SHORT-TERM INVESTMENTS:
U.S. Treasury Bills	68.4%	$96,491,595
MONEY MARKET DEPOSIT ACCOUNT:
U.S. Bank Money Market Deposit Account	9.9	13,993,774
OTHER ASSETS IN EXCESS OF LIABILITIES (including futures and forward foreign currency contracts)	21.7	30,529,677
NET ASSETS	100.0%	$141,015,046

The Fund seeks to achieve its investment objective by allocating its assets among derivatives and fixed income securities.

As a result of the Fund’s use of derivatives, the Fund may hold significant amounts of U.S. Treasuries or short-term investments.

Portfolio holdings are subject to change at any time.

Refer to the Consolidated Portfolio Investments for a detailed listing of the Fund’s holdings.

The accompanying notes are an integral part of the consolidated financial statements.
12

Campbell Systematic Macro Fund

Consolidated Portfolio of Investments

August 31, 2021

	Coupon*	Maturity Date	Par (000’s)	Value
SHORT-TERM INVESTMENTS — 68.4%
U.S. TREASURY OBLIGATIONS — 68.4%
United States Treasury Bill	0.016%	09/02/21	$20,000	$19,999,986
United States Treasury Bill	0.015%	10/14/21	20,000	19,999,164
United States Treasury Bill	0.015%	11/12/21	18,500	18,498,243
United States Treasury Bill	0.020%	12/16/21	20,000	19,997,644
United States Treasury Bill	0.025%	02/10/22	18,000	17,996,558
TOTAL U.S. TREASURY OBLIGATIONS
(Cost $96,495,875)				96,491,595

			Number of Shares (000’s)
MONEY MARKET DEPOSIT ACCOUNT — 9.9%
U.S. Bank Money Market Deposit Account, 0.01%(a)			13,994	13,993,774
TOTAL MONEY MARKET DEPOSIT ACCOUNT
(Cost $13,993,774)				13,993,774

TOTAL SHORT-TERM INVESTMENTS
(Cost $110,489,649)				110,485,369

TOTAL INVESTMENTS — 78.3%
(Cost $110,489,649)				110,485,369

OTHER ASSETS IN EXCESS OF LIABILITIES — 21.7%				30,529,677
NET ASSETS — 100.0%				$141,015,046

*	Short-term investments’ coupon reflects the annualized yield on the date of purchase for discounted investments.
(a)	The rate shown is as of August 31, 2021.

The accompanying notes are an integral part of the consolidated financial statements.
13

Campbell Systematic Macro Fund

Consolidated Portfolio of Investments (Continued)

August 31, 2021

Futures contracts outstanding as of August 31, 2021 were as follows:

Long Contracts	Expiration Date	Number of Contracts	Notional Cost	Value and Unrealized Appreciation/ (Depreciation)
90-Day Euro	Dec-22	1,158	$288,284,100	$110,400
Australian 3-Year Bond	Sep-21	306	26,222,733	34,255
Australian 10-Year Bond	Sep-21	198	21,119,990	(32,891)
Brent Crude	Dec-21	143	10,153,000	56,374
Canadian 10-Year Bond	Dec-21	5	579,123	861
Cattle Feeder Futures	Oct-21	39	3,271,125	37,310
Cocoa	Dec-21	74	1,879,600	33,767
Copper	Dec-21	20	2,187,500	101,114
Corn	Dec-21	245	6,544,562	(227,841)
Cotton No.2	Dec-21	43	1,989,395	(16,610)
DJIA Mini E-CBOT	Sep-21	29	5,124,300	44,420
Euro BUXL 30-Year Bond Futures	Sep-21	31	7,778,916	(109,139)
Euro-Bobl	Sep-21	237	37,769,671	(71,428)
Euro-BTP	Sep-21	52	9,411,845	(51,013)
Euro-Bund	Sep-21	477	98,816,476	(614,298)
Euro-Oat	Sep-21	82	15,605,677	(88,939)
FTSE/JSE TOP 40	Sep-21	20	832,066	(8,473)
FTSE/MIB Index	Sep-21	20	3,071,128	45,612
Gasoline RBOB	Oct-21	2	179,920	(1,093)
Gold 100 Oz	Dec-21	40	7,272,400	3,373
Hang Seng Index	Sep-21	59	9,768,536	102,663
IBEX 35 Index	Sep-21	41	4,273,213	(32,904)
JPN 10-Year Bond (Osaka Securities Exchange)	Sep-21	10	13,830,841	(8,145)
Kansas City Hard Red Winter Wheat	Dec-21	3	106,800	(2,234)
Live Cattle	Oct-21	147	7,461,720	(94,174)
London Metals Exchange Aluminum	Sep-21	406	27,536,950	2,460,618
London Metals Exchange Aluminum	Dec-21	83	5,637,256	179,400
London Metals Exchange Copper	Sep-21	254	60,485,337	(671,010)
London Metals Exchange Copper	Dec-21	87	20,708,719	430,878
London Metals Exchange Nickel	Sep-21	171	20,076,255	1,323,530
London Metals Exchange Nickel	Dec-21	52	6,098,352	96,408
London Metals Exchange Zinc	Sep-21	273	20,468,175	(16,042)
London Metals Exchange Zinc	Dec-21	105	7,890,094	(27,449)
Low Sulphur Gasoil G Futures	Oct-21	34	2,045,950	12,567
MSCI Singapore Exchange ETS	Sep-21	100	2,619,287	(36,686)
Nasdaq 100 E-Mini	Sep-21	11	3,428,150	125,087
Natural Gas	Oct-21	21	919,170	22,209
Nikkie 225 (Osaka Securities Exchange)	Sep-21	48	12,295,051	176,933
NY Harbor Ultra-Low Sulfur Diesel	Oct-21	1	89,468	3,849
OMX Stockholm 30 Index	Sep-21	108	2,945,784	1,465
Russell 2000 E-Mini	Sep-21	5	567,800	26,715
S&P 500 E-Mini	Sep-21	55	12,431,375	151,147
S&P Mid 400 E-Mini	Sep-21	9	2,476,800	87,171
S&P/TSX 60 Index	Sep-21	71	13,842,651	9,458
SGX Nifty 50	Sep-21	155	5,308,905	164,105
Soybean	Nov-21	86	5,557,750	(163,522)
Soybean Oil	Dec-21	117	4,124,250	(344,238)
SPI 200 Index	Sep-21	117	15,999,170	176,569

The accompanying notes are an integral part of the consolidated financial statements.
14

Campbell Systematic Macro Fund

Consolidated Portfolio of Investments (Continued)

August 31, 2021

Long Contracts	Expiration Date	Number of Contracts	Notional Cost	Value and Unrealized Appreciation/ (Depreciation)
Sugar No. 11 (World)	Oct-21	102	$2,266,522	$91,364
Topix Index	Sep-21	10	1,785,666	28,114
U.S. Treasury 2-Year Notes	Dec-21	924	203,583,188	138,409
U.S. Treasury 5-Year Notes	Dec-21	312	38,600,250	26,471
U.S. Treasury 10-Year Notes	Dec-21	265	35,365,078	(2,646)
U.S. Treasury Long Bond (Chicago Board of Trade)	Dec-21	34	5,540,937	3,942
U.S. Treasury Ultra Long Bond (Chicago Board of Trade)	Dec-21	14	2,761,938	(22,494)
WTI Crude	Oct-21	56	3,836,000	68,294
				$3,731,583

Short Contracts	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
3-Month Euro Euribor	Sep-22	959	$(284,485,858)	$(9,246)
90-DAY Bank Bill	Sep-22	54	(39,484,329)	(5,256)
90-Day Sterling	Sep-22	710	(121,450,901)	(25,352)
Amsterdam Index	Sep-21	15	(2,789,165)	(17,765)
Bank Acceptance	Dec-22	26	(5,098,918)	(3,165)
CAC40 10 Euro	Sep-21	74	(5,834,931)	2,778
Coffee	Dec-21	12	(881,550)	(35,717)
DAX Index	Sep-21	7	(3,264,771)	5,831
Euro Stoxx 50	Sep-21	93	(4,591,691)	4,814
Euro-Schatz	Sep-21	1,911	(253,349,880)	(116,751)
FTSE 100 Index	Sep-21	43	(4,195,360)	17,826
London Metals Exchange Aluminum	Sep-21	406	(27,536,950)	(2,233,850)
London Metals Exchange Aluminum	Dec-21	79	(5,365,581)	(226,898)
London Metals Exchange Copper	Sep-21	254	(60,485,338)	905,493
London Metals Exchange Copper	Dec-21	74	(17,614,312)	(321,842)
London Metals Exchange Nickel	Sep-21	171	(20,076,255)	(953,005)
London Metals Exchange Nickel	Dec-21	45	(5,277,420)	(213,522)
London Metals Exchange Zinc	Sep-21	273	(20,468,175)	(310,489)
London Metals Exchange Zinc	Dec-21	111	(8,340,956)	(60,141)
Long Gilt	Dec-21	452	(79,692,693)	351,218
Palladium	Dec-21	1	(247,100)	(16,322)
Platinum	Oct-21	38	(1,926,790)	(34,372)
Silver	Dec-21	42	(5,041,260)	(42,487)
Soybean Meal	Dec-21	75	(2,592,000)	107,545
Wheat	Dec-21	62	(2,238,975)	61,247
				$(3,169,428)
Total Futures Contracts				$562,155

The accompanying notes are an integral part of the consolidated financial statements.
15

Campbell Systematic Macro Fund

Consolidated Portfolio of Investments (Continued)

August 31, 2021

Forward foreign currency contracts outstanding as of August 31, 2021 were as follows:

Currency Purchased		Currency Sold		Expiration Date	Counterparty	Unrealized Appreciation/ (Depreciation)
AUD	180,700,000	USD	136,173,869	Sep 15 2021	UBS	$(3,970,829)
BRL	69,500,000	USD	13,401,768	Sep 15 2021	UBS	12,867
BRL	6,200,000	USD	1,179,275	Dec 15 2021	UBS	(791)
CAD	260,550,000	USD	210,249,394	Sep 15 2021	UBS	(3,739,133)
CHF	28,200,000	USD	31,173,227	Sep 15 2021	UBS	(366,795)
CLP	7,170,000,000	USD	9,379,026	Sep 15 2021	UBS	(119,198)
CNH	9,700,000	USD	1,492,359	Sep 15 2021	UBS	8,527
COP	57,960,000,000	USD	15,303,763	Sep 15 2021	UBS	61,718
CZK	423,600,000	USD	19,864,892	Sep 15 2021	UBS	(192,155)
EUR	149,800,000	USD	178,286,465	Sep 15 2021	UBS	(1,356,028)
GBP	231,100,000	USD	321,693,831	Sep 15 2021	UBS	(3,955,308)
HUF	8,421,000,000	USD	28,630,953	Sep 15 2021	UBS	(152,522)
IDR	108,150,000,000	USD	7,455,033	Sep 15 2021	UBS	117,966
INR	1,706,000,000	USD	22,994,443	Sep 15 2021	UBS	339,426
JPY	27,507,000,000	USD	250,607,414	Sep 15 2021	UBS	(545,764)
KRW	3,435,000,000	USD	2,973,926	Sep 15 2021	UBS	(11,931)
MXN	1,302,000,000	USD	64,393,553	Sep 15 2021	UBS	298,745
NOK	312,000,000	USD	36,350,267	Sep 15 2021	UBS	(463,470)
NZD	204,100,000	USD	142,862,965	Sep 15 2021	UBS	956,025
PHP	832,500,000	USD	16,865,134	Sep 15 2021	UBS	(136,955)
PLN	124,875,000	USD	33,002,436	Sep 15 2021	UBS	(398,225)
RUB	540,000,000	USD	7,284,036	Sep 15 2021	UBS	70,685
SEK	295,500,000	USD	34,081,251	Sep 15 2021	UBS	165,777
SGD	16,065,000	USD	11,859,818	Sep 15 2021	UBS	88,887
TWD	209,250,000	USD	7,506,326	Sep 15 2021	UBS	44,016
USD	178,640,757	AUD	237,550,000	Sep 15 2021	UBS	4,845,339
USD	13,246,413	BRL	69,500,000	Sep 15 2021	UBS	(168,222)
USD	175,024,893	CAD	218,750,000	Sep 15 2021	UBS	1,645,045
USD	38,991,367	CHF	35,400,000	Sep 15 2021	UBS	319,463
USD	6,187,232	CLP	4,640,000,000	Sep 15 2021	UBS	194,819
USD	4,579,946	CNH	29,600,000	Sep 15 2021	UBS	(76)
USD	10,069,837	COP	39,300,000,000	Sep 15 2021	UBS	(348,787)
USD	13,860,917	CZK	300,400,000	Sep 15 2021	UBS	(90,193)
USD	210,072,315	EUR	176,250,000	Sep 15 2021	UBS	1,901,491
USD	309,054,129	GBP	222,700,000	Sep 15 2021	UBS	2,864,735
USD	19,921,883	HUF	5,970,000,000	Sep 15 2021	UBS	(267,671)
USD	3,810,241	IDR	55,650,000,000	Sep 15 2021	UBS	(86,544)
USD	11,431,454	INR	850,000,000	Sep 15 2021	UBS	(194,448)
USD	275,758,423	JPY	30,378,000,000	Sep 15 2021	UBS	(403,019)
USD	10,824,290	KRW	12,315,000,000	Sep 15 2021	UBS	205,085
USD	51,495,985	MXN	1,045,500,000	Sep 15 2021	UBS	(451,632)
USD	29,917,704	NOK	263,250,000	Sep 15 2021	UBS	(361,781)
USD	141,715,113	NZD	200,500,000	Sep 15 2021	UBS	432,862
USD	14,255,164	PHP	706,500,000	Sep 15 2021	UBS	58,817
USD	28,467,755	PLN	108,750,000	Sep 15 2021	UBS	73,697
USD	1,826,024	RUB	136,000,000	Sep 15 2021	UBS	(26,276)
USD	79,329,322	SEK	675,900,000	Sep 15 2021	UBS	995,764
USD	28,604,653	SGD	38,403,000	Sep 15 2021	UBS	41,558

The accompanying notes are an integral part of the consolidated financial statements.
16

Campbell Systematic Macro Fund

Consolidated Portfolio of Investments (Concluded)

August 31, 2021

Currency Purchased		Currency Sold		Expiration Date	Counterparty	Unrealized Appreciation/ (Depreciation)
USD	24,336,892	TWD	669,150,000	Sep 15 2021	UBS	$192,036
USD	46,259,781	ZAR	671,400,000	Sep 15 2021	UBS	137,625
ZAR	628,400,000	USD	43,747,813	Sep 15 2021	UBS	(579,563)
Total Forward Foreign Currency Contracts						$(2,314,341)

AUD	Australian Dollar	JPY	Japanese Yen
BRL	Brazilian Real	KRW	South Korean Won
CAD	Canadian Dollar	MXN	Mexican Peso
CHF	Swiss Franc	NOK	Norwegian Krone
CLP	Chilean Peso	NZD	New Zealand Dollar
CNH	Chinese Yuan Renminbi	PHP	Philippine Peso
COP	Columbian Peso	PLN	Polish Zloty
CZK	Czech Koruna	RUB	Russian Ruble
EUR	Euro	SEK	Swedish Krona
GBP	British Pound	SGD	Singapore Dollar
HUF	Hungarian Forint	TWD	Taiwan New Dollar
IDR	Indonesian Rupiah	UBS	Union Bank of Switzerland
INR	Indian Rupee	USD	United States Dollar
		ZAR	South African Rand

The accompanying notes are an integral part of the consolidated financial statements.
17

Campbell Systematic Macro Fund

Consolidated Statement of Assets and Liabilities

August 31, 2021

ASSETS
Investments, at value (cost $110,489,649)	$110,485,369
Deposits with brokers:
Futures contracts	17,812,126
Forward foreign currency contracts	14,754,702
Unrealized appreciation on forward foreign currency contracts	16,072,975
Unrealized appreciation on futures contracts	7,831,604
Receivable for capital shares sold	387,593
Interest receivable	69
Prepaid expenses and other assets	26,985
Total assets	167,371,423
LIABILITIES
Unrealized depreciation on forward foreign currency contracts	$18,387,316
Unrealized depreciation on futures contracts	7,269,449
Due to broker	398,111
Payable for:
Advisory fees	155,980
Capital shares redeemed	71,072
Other accrued expenses and liabilities	74,449
Total liabilities	26,356,377
Net assets	$141,015,046
NET ASSETS CONSIST OF:
Par value	$15,929
Paid-in capital	145,503,890
Total distributable earnings/(loss)	(4,504,773)
Net assets	$141,015,046
CAPITAL SHARES:
Class A Shares:(1)
Net assets applicable to Class A Shares	$12,612,691
Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	1,440,157
Net asset value, offering and redemption price per share	$8.76
Maximum offering price per share (100/96.5 of $8.76 and $9.08, respectively)	$9.08

Class C Shares:
Net assets applicable to Class C Shares	$9,078,800
Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	1,083,137
Net asset value, offering and redemption price per share	$8.38

Class I Shares:
Net assets applicable to Class I Shares	$119,323,555
Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	13,406,025
Net asset value, offering and redemption price per share	$8.90

(1)	Effective January 15, 2021, the outstanding Class P Shares of the Fund were converted into Class A Shares of the Fund.

The accompanying notes are an integral part of the consolidated financial statements.
18

Campbell Systematic Macro Fund

Consolidated Statement of Operations

For the Year Ended August 31, 2021

INVESTMENT INCOME
Interest	$132,360
Total investment income	132,360
EXPENSES
Advisory fees (Note 2)	2,181,796
Distribution fees - Class A Shares	97,320
Distribution fees - Class C Shares	20,697
Transfer agent fees (Note 2)	175,186
Administration and accounting fees (Note 2)	109,218
Registration and filing fees	87,842
Audit and tax service fees	51,280
Legal fees	42,219
Interest expense	37,984
Officer fees	37,404
Printing and shareholder reporting fees	24,838
Director fees	23,317
Custodian fees (Note 2)	9,658
Other expenses	22,891
Total expenses before waivers and/or reimbursements	2,921,650
Less: waivers and reimbursements (Note 2)	(438,636)
Net expenses after waivers and/or reimbursements	2,483,014
Net investment income/(loss)	(2,350,654)
NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS
Net realized gain/(loss) from:
Investments	—
Futures contracts	14,818,933
Foreign currency transactions	219,019
Forward foreign currency contracts	4,827,778
Net change in unrealized appreciation/(depreciation) on:
Investments	(81,307)
Futures contracts	1,557,760
Foreign currency translations	139,323
Forward foreign currency contracts	256,820
Net realized and unrealized gain/(loss) on investments	21,738,326
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$19,387,672

The accompanying notes are an integral part of the consolidated financial statements.
19

Campbell Systematic Macro Fund

Consolidated Statements of Changes in Net Assets

	For the Year Ended August 31, 2021	For the Period Ended August 31, 2020(1)	For the Year Ended September 30, 2019
Increase/(Decrease) in Net Assets From Operations:
Net investment income/(loss)	$(2,350,654)	$(914,301)	$38,264
Net realized gain/(loss) from investments, futures contracts, foreign currency transactions and forward foreign currency contracts	19,865,730	(6,706,826)	10,964,907
Net change in unrealized appreciation/(depreciation) on investments, future contracts, foreign currency translation and forward foreign currency contracts	1,872,596	(4,201,682)	(1,806,960)
Net increase/(decrease) in net assets resulting from operations	19,387,672	(11,822,809)	9,196,211

Dividends and Distributions to Shareholders From:
Total distributable earnings	—	(11,439,705)	(13,070,676)
Net decrease in net assets from dividends and distributions to shareholders	—	(11,439,705)	(13,070,676)

Capital Share Transactions:
Class A Shares
Proceeds from shares sold	2,308,824	2,170,042	1,740,013
Proceeds from Class A exchange(2)	1,359,037	—	—
Proceeds from reinvestment of distributions	—	1,752,767	1,510,075
Shares redeemed	(2,953,649)	(3,571,700)	(5,361,030)
Total from Class A Shares	714,212	351,109	(2,110,942)
Class C Shares
Proceeds from shares sold	754,588	646,771	807,341
Proceeds from reinvestment of distributions	—	1,670,432	1,569,438
Shares redeemed	(2,022,531)	(3,575,911)	(5,039,019)
Total from Class C Shares	(1,267,943)	(1,258,708)	(2,662,240)
Class I Shares
Proceeds from shares sold	27,131,524	153,840,950	48,432,554
Proceeds from reinvestment of distributions	—	6,732,144	7,632,232
Shares redeemed	(39,760,338)	(79,192,957)	(92,370,875)
Total from Class I Shares	(12,628,814)	81,380,137	(36,306,089)
Class P Shares
Proceeds from shares sold	298	320,354	242,864
Proceeds from reinvestment of distributions	—	294,096	263,166
Shares redeemed	(206,759)	(885,125)	(30,245,677)
Shares redeemed from exchange to Class A(2)	(1,359,037)	—	—
Total from Class P Shares	(1,565,498)	(270,675)	(29,739,647)
Net increase/(decrease) in net assets from capital share transactions	(14,748,043)	80,201,863	(70,818,918)
Total increase/(decrease) in net assets	4,639,629	56,939,349	(74,693,383)

(1)	The Fund changed its fiscal year end to August 31 during the period. The period ended is from October 1, 2019 to August 31, 2020.

(2)	Effective January 15, 2021, the outstanding Class P Shares of the Fund were converted into Class A Shares of the Fund.

The accompanying notes are an integral part of the consolidated financial statements.
20

Campbell Systematic Macro Fund

Consolidated Statements of Changes in Net Assets (Concluded)

	For the Year Ended August 31, 2021	For the Period Ended August 31, 2020(1)	For the Year Ended September 30, 2019
Net Assets:
Beginning of period	$136,375,417	$79,436,068	$154,129,451
End of period	$141,015,046	$136,375,417	$79,436,068

Share Transactions:
Class A Shares
Shares sold	266,755	263,105	190,779
Shares exchanged from Class P(2)	170,620	—	—
Shares reinvested	—	226,749	185,285
Shares redeemed	(370,683)	(430,459)	(616,034)
Total from Class A Shares	66,692	59,395	(239,970)
Class C Shares
Shares sold	94,281	80,546	90,650
Shares reinvested	—	223,022	197,413
Shares redeemed	(259,840)	(446,490)	(600,031)
Total from Class C Shares	(165,559)	(142,922)	(311,968)
Class I Shares
Shares sold	3,267,371	18,695,402	5,483,361
Shares reinvested	—	860,888	927,366
Shares redeemed	(4,947,584)	(9,614,007)	(10,591,009)
Total from Class I Shares	(1,680,213)	9,942,283	(4,180,282)
Class P Shares
Shares sold	38	35,885	25,638
Shares reinvested	—	—	—
Shares redeemed	(26,237)	36,762	31,367
Shares exchanged into Class A(2)	(164,862)	(103,109)	(3,411,713)
Total from Class P Shares	(191,061)	(30,462)	(3,354,708)
Net increase/(decrease) in shares outstanding	(1,970,141)	9,828,294	(8,086,928)

(1)	The Fund changed its fiscal year end to August 31 during the period. The period ended is from October 1, 2019 to August 31, 2020.

(2)	Effective January 15, 2021, the outstanding Class P Shares of the Fund were converted into Class A Shares of the Fund at a conversion factor of 1:1.035.

The accompanying notes are an integral part of the consolidated financial statements.
21

Campbell Systematic Macro Fund

Consolidated Financial Highlights

Contained below is per share operating performance data for shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the consolidated financial statements.

	Class A
	For the Year Ended August 31, 2021	For the Period Ended August 31, 2020(1)(2)		For the Year Ended Sept. 30, 2019	For the Year Ended Sept. 30, 2018	For the Year Ended Sept. 30, 2017	For the Year Ended Sept. 30, 2016
Per Share Operating Performance
Net asset value, beginning of period	$7.55	$9.81		$9.49	$9.36	$10.13	$11.17
Net investment income/(loss)(3)	(0.16)	(0.07)		— (4)	(0.03)	(0.04)	(0.09)
Net realized and unrealized gain/(loss) on investments, futures, forward currency and swap contracts (5)	1.37	(0.76)		1.45	0.16	(0.73)	(0.74)
Net increase/(decrease) in net assets resulting from operations	1.21	(0.83)		1.45	0.13	(0.77)	(0.83)
Dividends and distributions to shareholders from:
Net investment income	—	(0.79)		(1.13)	—	—	(0.21)
Net realized capital gain	—	(0.64)		—	—	—	—
Total dividends and distributions to shareholders	—	(1.43)		(1.13)	—	—	(0.21)
Net asset value, end of period	$8.76	$7.55		$9.81	$9.49	$9.36	$10.13
Total investment return (6)	16.03%	(8.86	)%(7)	17.73%	1.39%	(7.60)%	(7.60)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$12,613	$10,365		$12,895	$14,744	$24,092	$64,528
Ratio of expenses to average net assets with waivers and reimbursements (10)	2.03%	2.15	%(8)	2.12%	1.58%	1.15%	1.17%
Ratio of expenses to average net assets without waivers and reimbursements (9)(11)	2.36%	2.51	%(8)	2.54%	1.96%	1.33%	1.25%
Ratio of net investment income/(loss) to average net assets	(1.93)%	(0.93	)%(8)	(0.03)%	(0.32)%	(0.45)%	(0.83)%
Portfolio turnover rate (12)	0%	0	%(7)	15%	122%	0%	0%

(1)

The fiscal year end of the Predecessor Fund was September 30. The Fund changed its fiscal year end to August 31 to reflect the fiscal year end of the other series of the Company. The period ended is from October 1, 2019 to August 31, 2020.

(2)

Prior to May 29, 2020, the Fund was a diversified series (the “Predecessor Fund”) of Equinox Funds Trust (the “Trust”), an open-end management investment company (or mutual fund) organized on June 2, 2010, as a statutory trust under the laws of the State of Delaware. The Predecessor Fund was reorganized into the Fund following the close of business on May 29, 2020 (the “Reorganization”). As a result of the Reorganization, the performance and accounting history of the Predecessor Fund was assumed by the Fund. Performance and accounting information prior to May 29, 2020 included herein is that of the Predecessor Fund.

(3)	Calculated based on average shares outstanding for the period.
(4)	Less than $0.005 per share.
(5)

The amount shown may not correlate with the change in the aggregate gains and losses due to the timing of sales and purchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

(6)

Total returns are historical and assume changes in share price and reinvestment of dividends and distributions. Total returns for periods of less than one year are not annualized. Had the Adviser not waived its fees or reimbursed a portion of the Fund’s expenses, the returns would have been lower.

(7)	Not annualized
(8)	Annualized
(9)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.
(10) Ratio of net expenses to average net assets excluding interest expense	2.00%	2.12%	2.07%	1.58%	1.15%	1.15%
(11) Ratio of gross expenses to average net assets excluding interest expense(9)	2.33%	2.48%	2.49%	1.96%	1.33%	1.23%

(12)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of the consolidated financial statements.
22

Campbell Systematic Macro Fund

Consolidated Financial Highlights (Continued)

Contained below is per share operating performance data for shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the consolidated financial statements.

	Class C
	For the Year Ended August 31, 2021	For the Period Ended August 31, 2020(1)(2)		For the Year Ended Sept. 30, 2019	For the Year Ended Sept. 30, 2018	For the Year Ended Sept. 30, 2017	For the Year Ended Sept. 30, 2016
Per Share Operating Performance
Net asset value, beginning of period	$7.28	$9.51		$9.20	$9.15	$9.98	$11.03
Net investment income/(loss)(3)	(0.21)	(0.12)		(0.07)	(0.10)	(0.11)	(0.17)
Net realized and unrealized gain/(loss) on investments, futures, forward currency and swap contracts (4)	1.31	(0.74)		1.42	0.15	(0.72)	(0.72)
Net increase/(decrease) in net assets resulting from operations	1.10	(0.86)		1.35	0.05	(0.83)	(0.89)
Dividends and distributions to shareholders from:
Net investment income	—	(0.73)		(1.04)	—	—	(0.16)
Net realized capital gain	—	(0.64)		—	—	—	—
Total dividends and distributions to shareholders	—	(1.37)		(1.04)	—	—	(0.16)
Net asset value, end of period	$8.38	$7.28		$9.51	$9.20	$9.15	$9.98
Total investment return (5)	15.11%	(9.49	)%(6)	16.88%	0.55%	(8.32)%	(8.16)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$9,079	$9,087		$13,237	$15,676	$22,792	$48,712
Ratio of expenses to average net assets with waivers and reimbursements (9)	2.78%	2.88	%(7)	2.87%	2.35%	1.90%	1.92%
Ratio of expenses to average net assets without waivers and reimbursements (8)(10)	3.11%	3.27	%(7)	3.29%	2.74%	2.08%	2.00%
Ratio of net investment income/(loss) to average net assets	(2.67)%	(1.65	)%(7)	(0.78)%	(1.05)%	(1.19)%	(1.58)%
Portfolio turnover rate (11)	0.00%	0	%(6)	15%	122%	0%	0%

(1)

The fiscal year end of the Predecessor Fund was September 30. The Fund changed its fiscal year end to August 31 to reflect the fiscal year end of the other series of the Company. The period ended is from October 1, 2019 to August 31, 2020.

(2)

Prior to May 29, 2020, the Fund was a diversified series (the “Predecessor Fund”) of Equinox Funds Trust (the “Trust”), an open-end management investment company (or mutual fund) organized on June 2, 2010, as a statutory trust under the laws of the State of Delaware. The Predecessor Fund was reorganized into the Fund following the close of business on May 29, 2020 (the “Reorganization”). As a result of the Reorganization, the performance and accounting history of the Predecessor Fund was assumed by the Fund. Performance and accounting information prior to May 29, 2020 included herein is that of the Predecessor Fund.

(3)	Calculated based on average shares outstanding for the period.
(4)

The amount shown may not correlate with the change in the aggregate gains and losses due to the timing of sales and purchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

(5)

Total returns are historical and assume changes in share price and reinvestment of dividends and distributions. Total returns for periods of less than one year are not annualized. Had the Adviser not waived its fees or reimbursed a portion of the Fund’s expenses, the returns would have been lower.

(6)	Not annualized
(7)	Annualized
(8)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.
(9) Ratio of net expenses to average net assets excluding interest expense	2.75%	2.85%	2.82%	2.35%	1.90%	1.90%
(10) Ratio of gross expenses to average net assets excluding interest expense(8)	3.08%	3.24%	3.24%	2.74%	2.08%	1.98%

(11)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of the consolidated financial statements.
23

Campbell Systematic Macro Fund

Consolidated Financial Highlights (Concluded)

Contained below is per share operating performance data for shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the consolidated financial statements.

	Class I
	For the Year Ended August 31, 2021	For the Period Ended August 31, 2020(1)(2)		For the Year Ended Sept. 30, 2019	For the Year Ended Sept. 30, 2018	For the Year Ended Sept. 30, 2017	For the Year Ended Sept. 30, 2016
Per Share Operating Performance
Net asset value, beginning of period	$7.65	$9.93		$9.59	$9.44	$10.20	$11.22
Net investment income/(loss)(3)	(0.14)	(0.07)		0.02	(0.01)	(0.02)	(0.06)
Net realized and unrealized gain/(loss) on investments, futures, forward currency and swap contracts (4)	1.39	(0.77)		1.48	0.16	(0.74)	(0.73)
Net increase/(decrease) in net assets resulting from operations	1.25	(0.84)		1.50	0.15	(0.76)	(0.79)
Dividends and distributions to shareholders from:
Net investment income	—	(0.80)		(1.16)	—	—	(0.23)
Net realized capital gain	—	(0.64)		—	—	—	—
Total dividends and distributions to shareholders	—	(1.44)		(1.16)	—	—	(0.23)
Net asset value, end of period	$8.90	$7.65		$9.93	$9.59	$9.44	$10.20
Total investment return (5)	16.34%	(8.75	)%(6)	18.17%	1.59%	(7.45)%	(7.20)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$119,324	$115,431		$51,067	$89,456	$279,212	$754,171
Ratio of expenses to average net assets with waivers and reimbursements (9)	1.78%	1.88	%(7)	1.84%	1.30%	0.90%	0.92%
Ratio of expenses to average net assets without waivers and reimbursements (8)(10)	2.11%	2.24	%(7)	2.28%	1.64%	1.07%	1.00%
Ratio of net investment income/(loss) to average net assets	(1.68)%	(0.91	)%(7)	0.23%	(0.10)%	(0.20)%	(0.58)%
Portfolio turnover rate (11)	0.00%	0	%(6)	15%	122%	0%	0%

(1)

The fiscal year end of the Predecessor Fund was September 30. The Fund changed its fiscal year end to August 31 to reflect the fiscal year end of the other series of the Company. The period ended is from October 1, 2019 to August 31, 2020.

(2)

Prior to May 29, 2020, the Fund was a diversified series (the “Predecessor Fund”) of Equinox Funds Trust (the “Trust”), an open-end management investment company (or mutual fund) organized on June 2, 2010, as a statutory trust under the laws of the State of Delaware. The Predecessor Fund was reorganized into the Fund following the close of business on May 29, 2020 (the “Reorganization”). As a result of the Reorganization, the performance and accounting history of the Predecessor Fund was assumed by the Fund. Performance and accounting information prior to May 29, 2020 included herein is that of the Predecessor Fund.

(3)	Calculated based on average shares outstanding for the period.
(4)

The amount shown may not correlate with the change in the aggregate gains and losses due to the timing of sales and purchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

(5)

Total returns are historical and assume changes in share price and reinvestment of dividends and distributions. Total returns for periods of less than one year are not annualized. Had the Adviser not waived its fees or reimbursed a portion of the Fund’s expenses, the returns would have been lower.

(6)	Not annualized
(7)	Annualized
(8)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.
(9) Ratio of net expenses to average net assets excluding interest expense	1.75%	1.85%	1.80%	1.30%	0.90%	0.90%
(10) Ratio of gross expenses to average net assets excluding interest expense(8)	2.08%	2.21%	2.24%	1.64%	1.07%	0.98%

(11)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of the consolidated financial statements.
24

Campbell Systematic Macro Fund

Notes To Consolidated Financial Statements

August 31, 2021

1. Organization and Significant Accounting Policies

The RBB Fund, Inc. (“RBB” or the “Company”) was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. RBB is a “series fund,” which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has thirty-nine separate investment portfolios, including the Campbell Systematic Macro Fund (the “Fund”), which commenced investment operations on March 4, 2013. The Fund currently offers Class A, Class C and Class I shares. Class A and Class I shares commenced operations on March 4, 2013. Class C commenced operations on February 11, 2014.

Class C and Class I shares are offered at net asset value. Class A shares are offered at net asset value plus a maximum sales charge of 3.50%. Prior to February 16, 2021, Class A shares were offered at net asset value plus a maximum sales charge of 5.75%. A contingent deferred sales charge (“CDSC”) of 1.00% is assessed on certain redemptions of Class A shares made within twelve months after a purchase of Class A shares where no initial sales charge was paid at the time of purchase as part of an investment of $1,000,000 or more. A CDSC of 1.00% is assessed on redemptions of Class C shares made within twelve months after a purchase of such shares. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

Prior to May 29, 2020, the Fund was a diversified series (the “Predecessor Fund”) of Equinox Funds Trust (the “Trust”), an open-end management investment company (or mutual fund) organized on June 2, 2010, as a statutory trust under the laws of the State of Delaware. The Predecessor Fund was reorganized into the Fund following the close of business on May 29, 2020 (the “Reorganization”). As a result of the Reorganization, the performance and accounting history of the Predecessor Fund was assumed by the Fund. Performance and accounting information prior to May 29, 2020 included herein is that of the Predecessor Fund. On conversion date, the Fund’s net assets were $119,211,366 and net asset value (NAV) was $8.07.

The fiscal year end of the Predecessor Fund was September 30. The Fund changed its fiscal year end to August 31 to reflect the fiscal year end of the other series of the Company.

RBB has authorized capital of one hundred billion shares of common stock of which 88.223 billion shares are currently classified into one hundred and ninety-three classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio.

Effective January 15, 2021 (the “Conversion Date”), the outstanding Class P shares of the Fund were converted into Class A shares of the Fund (the “Class Conversion”). The Class Conversion was completed based on the share classes’ relative net asset values on the Conversion Date, without the imposition of any fees or expenses. All Class P shares of the Fund were converted into Class A shares as of the Conversion Date.

The Fund’s investment objective is to seek capital appreciation.

The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services - Investment Companies.”

The end of the reporting period for the Fund is August 31, 2021, and the period covered by these Notes to Consolidated Financial Statements is the fiscal period ended August 31, 2021 (the “current fiscal period”).

Consolidation of Subsidiary — The Adviser’s Campbell Systematic Macro Program is achieved by the Fund investing up to 25% of its total assets in the Campbell Systematic Macro Offshore Limited (the “Subsidiary”), a wholly-owned and controlled subsidiary of the Fund organized under the acts of the Cayman Islands. The consolidated

25

Campbell Systematic Macro Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2021

financial statements of the Fund include the financial statements of the Subsidiary. The Fund consolidates the results of subsidiaries in which the Fund holds a controlling financial interest. All inter-company accounts and transactions have been eliminated. As of the end of the reporting period, the net assets of the Subsidiary were $13,661,341, which represented 9.68% of the Fund’s net assets.

Portfolio Valuation — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sales price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Fixed income securities are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings, and are deemed representative of market values at the close of the market. Investments in other open-end investment companies are valued based on the NAV of those investment companies (which may use fair value pricing as discussed in their prospectuses). Forward currency exchange contracts are valued by interpolating between spot and forward currency rates as quoted by an independent pricing service. Futures contracts are generally valued using the settlement price determined by the relevant exchange. If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Company’s Board of Directors (the “Board”). Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

Fair Value Measurements — The inputs and valuation techniques used to measure the fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

● Level 1 —	Prices are determined using quoted prices in active markets for identical securities.

● Level 2 —	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

● Level 3 —	Prices are determined using significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of the end of the reporting period, in valuing the Fund’s investments carried at fair value:

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Short-Term Investments	$13,993,774	$13,993,774	$—	$—
Commodity Contracts
Futures Contracts	5,995,340	5,995,340	—	—
Equity Contracts
Futures Contracts	1,170,708	1,170,708	—	—
Interest Rate Contracts
Futures Contracts	665,556	665,556	—	—
Foreign Currency Contracts
Forward Foreign Currency Contracts	16,072,975	—	16,072,975	—
Total Assets	$37,898,353	$21,825,378	$16,072,975	$—

26

Campbell Systematic Macro Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2021

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Commodity Contracts
Futures Contracts	$(6,012,858)	$(6,012,858)	$—	$—
Equity Contracts
Futures Contracts	(95,828)	(95,828)	—	—
Interest Rate Contracts
Futures Contracts	(1,160,763)	(1,160,763)	—	—
Foreign Currency Contracts
Forward Foreign Currency Contracts	(18,387,316)	—	(18,387,316)	—
Total Liabilities	$(25,656,765)	$(7,269,449)	$(18,387,316)	$—

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) requires the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for Level 3 transfers are disclosed if the Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

During the current fiscal period, the Fund had no Level 3 transfers.

Disclosures about Derivative Instruments and Hedging Activities — Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivative instruments that the Fund used during the period include forward foreign currency contracts and futures contracts.

During the current fiscal period, the Fund used long and short contracts on U.S. and foreign equity market indices, U.S. and foreign government bonds, foreign currencies and commodities (through investment in the Subsidiary), to gain investment exposure in accordance with its investment objective.

The following tables provide quantitative disclosures about fair value amounts of, and gains and losses on, the Fund’s derivative instruments as of and for the current fiscal period.

27

Campbell Systematic Macro Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2021

The following tables list the fair values and location on the Consolidated Statement of Assets and Liabilities of the Fund’s derivative holdings as of end of the reporting period, grouped by derivative type and primary risk exposure category by contract type.

Derivative Type	Consolidated Statement of Assets and Liabilities Location	Commodity Contracts	Equity Contracts	Interest Rate Contracts	Foreign Currency Contracts	Total
Asset Derivatives
Futures Contracts (a)	Unrealized appreciation on futures contracts	$5,995,340	$1,170,708	$665,556	$—	$7,831,604
Forward Contracts (a)	Unrealized appreciation on forward foreign currency contracts	—	—	—	16,072,975	16,072,975
Total Value – Assets		$5,995,340	$1,170,708	$665,556	$16,072,975	$23,904,579

Liability Derivatives
Futures Contracts (a)	Unrealized depreciation on futures contracts	$(6,012,858)	$(95,828)	$(1,160,763)	$—	$(7,269,449)
Forward Contracts (a)	Unrealized depreciation on forward foreign currency contracts	—	—	—	(18,387,316)	(18,387,316)
Total Value – Liabilities		$(6,012,858)	$(95,828)	$(1,160,763)	$(18,387,316)	$(25,656,765)

(a)	This amount represents the cumulative appreciation/(depreciation) of forward and futures contracts as reported in the Consolidated Portfolio of Investments.

The following table lists the amounts of realized gains/(losses) included in net increase/(decrease) in net assets resulting from operations during the current fiscal period, grouped by derivative type and primary risk exposure category by contract type.

Derivative Type	Consolidated Statement of Operations Location	Commodity Contracts	Equity Contracts	Interest Rate Contracts	Foreign Currency Contracts	Total
Realized Gain (Loss)
Futures Contracts	Net realized gain/(loss) from futures contracts	$14,737,168	$5,434,949	$(5,353,184)	$—	$14,818,933
Forward Contracts	Net realized gain/(loss) from forward foreign currency contracts	—	—	—	4,827,778	4,827,778
Total Realized Gain/(Loss)		$14,737,168	$5,434,949	$(5,353,184)	$4,827,778	$19,646,711

28

Campbell Systematic Macro Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2021

The following table lists the amounts of change in unrealized appreciation/(depreciation) included in net increase/(decrease) in net assets resulting from operations during the current fiscal period, grouped by derivative type and primary risk exposure category by contract type.

Derivative Type	Consolidated Statement of Operations Location	Commodity Contracts	Equity Contracts	Interest Rate Contracts	Foreign Currency Contracts	Total
Change in Unrealized Appreciation/(Depreciation)
Futures Contracts	Net change in unrealized appreciation/(depreciation) on futures contracts	$45,686	$1,618,307	$(106,233)	$—	$1,557,760
Forward Contracts	Net change in unrealized appreciation/(depreciation) on forward foreign currency contracts	—	—	—	256,820	256,820
Total Change in Unrealized Appreciation/(Depreciation)		$45,686	$1,618,307	$(106,233)	$256,820	$1,814,580

For the year ended August 31, 2021, the Fund’s quarterly average volume of derivatives was as follows:

LONG FUTURES NOTIONAL AMOUNT	SHORT FUTURES NOTIONAL AMOUNT	FORWARD FOREIGN CURRENCY CONTRACTS-PAYABLE (VALUE AT TRADE DATE)	FORWARD FOREIGN CURRENCY CONTRACTS- RECEIVABLE (VALUE AT TRADE DATE)
$904,046,453	$(653,540,183)	$(2,162,470,643)	$2,177,187,870

For financial reporting purposes, the Fund does not offset fair value amounts recognized for derivative instruments and fair value amounts recognized for the right to reclaim cash collateral (receivables) or the obligation to return cash collateral (payables) arising from derivative instruments recognized at fair value executed with the same counterparty under a master netting arrangement.

29

Campbell Systematic Macro Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2021

The following is a summary of financial and derivative instruments that are subject to enforceable master netting agreements (or similar arrangements) and collateral received and pledged in connection with the master netting agreements (or similar arrangements).

		Gross Amount Not Offset in Consolidated Statement of Assets and Liabilities				Gross Amount Not Offset in Consolidated Statement of Assets and Liabilities
Description	Gross Amount Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amount(1)	Gross Amount Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged(2)	Net Amount(3)
	Assets				Liabilities
Forward Foreign Currency Contracts	$16,072,975	$(16,072,975)	$—	$—	$18,387,316	$(16,072,975)	$—	$2,314,341

(1)	Net amount represents the net amount receivable from the counterparty in the event of default.

(2)	Actual collateral pledged may be more than the amount shown.

(3)	Net amount represents the net amount payable to the counterparty in the event of default.

Use of Estimates — The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and those differences could be significant.

Investment Transactions, Investment Income and Expenses — The Fund records security transactions based on trade date for financial reporting purposes. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income (including amortization of premiums and accretion of discounts) is accrued when earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund’s investment income, expenses (other than class specific expenses) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Certain expenses are shared with PENN Capital Funds Trust (the “Trust”), a series trust of affiliated funds. Expenses incurred on behalf of a specific class, fund or fund family of the Company or Trust are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all funds (such as director or professional fees) are charged to all funds in proportion to their average net assets of RBB and the Trust, or in such other manner as the Board deems fair or equitable. or in such other manner as the Board deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are accrued daily and taken into account for the purpose of determining the NAV of the Fund.

Dividends and Distributions to Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid at least annually to shareholders and recorded on the ex-dividend date. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

30

Campbell Systematic Macro Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2021

U.S. Tax Status — No provision is made for U.S. income taxes as it is the Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

For tax purposes, the Subsidiary is an exempted Cayman Islands investment company. The Subsidiary has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, the Subsidiary is a Controlled Foreign Corporation and as such is not subject to U.S. income tax.

Foreign Currency Translation — Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars based on the applicable exchange rates at the date of the last business day of the consolidated financial statement period. Purchases and sales of securities, interest income, dividends, variation margin received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rates in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices of securities held. Such changes are included with the net realized gain or loss and change in unrealized appreciation or depreciation on investments in the Consolidated Statement of Operations. Other foreign currency transactions resulting in realized and unrealized gain or loss are reported separately as net realized gain or loss and change in unrealized appreciation or depreciation on foreign currencies in the Consolidated Statement of Operations.

Currency Risk — Investment in foreign securities involves currency risk associated with securities that trade or are denominated in currencies other than the U.S. dollar and which may be affected by fluctuations in currency exchange rates. An increase in the strength of the U.S. dollar relative to a foreign currency may cause the U.S. dollar value of an investment in that country to decline. Foreign currencies also are subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government controls. Forward foreign currency exchange contracts may limit potential gains from a favorable change in value between the U.S. dollar and foreign currencies. Unanticipated changes in currency pricing may result in poorer overall performance for the Fund than if it had not engaged in these contracts.

Commodity Sector Risk — Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The prices of energy, industrial metals, precious metals, agriculture and livestock sector commodities may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies. The commodity-linked securities in which the Fund invests may be issued by companies in the financial services sector, and events affecting the financial services sector may cause the Fund’s share value to fluctuate.

Foreign Securities Market Risk — A substantial portion of the trades of the Fund are expected to take place on markets or exchanges outside the United States. There is no limit to the amount of assets of the Fund that may be committed to trading on foreign markets. The risk of loss in trading foreign futures and options on futures contracts can be substantial. Participation in foreign futures and options on futures contracts involves the execution and clearing of trades on, or subject to the rules of, a foreign board of trade or exchange. Some of these foreign markets, in contrast to U.S. exchanges, are so-called principals’ markets in which performance is the responsibility only of the individual counterparty with whom the trader has entered into a commodity interest transaction and not of the exchange or clearing corporation. In these kinds of markets, there is risk of bankruptcy or other failure or refusal to perform by the counterparty.

31

Campbell Systematic Macro Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2021

Counterparty Risk — The derivative contracts entered into by the Fund or its Subsidiary may be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. Relying on a counterparty exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. If a counterparty defaults on its payment obligations to the Fund, this default will cause the value of an investment in the Fund to decrease.

Futures Contracts — The Fund uses futures contracts in the normal course of pursuing its investment objective. Upon entering into a futures contract, the Fund must deposit initial margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets. Pursuant to the futures contract, the Fund agrees to receive from, or pay to the broker, an amount of cash equal to the daily fluctuation in value of the contract. Such a receipt of payment is known as “variation margin” and is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contract. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities. Use of long futures contracts subjects the Fund to risk of loss in excess of the amount shown on the Consolidated Statement of Assets and Liabilities, up to the notional value of the futures contract. Use of short futures contracts subjects the Fund to unlimited risk of loss.

Forward Foreign Currency Contracts —The Fund uses forward foreign currency contracts (“forward contracts”) in the normal course of pursuing its investment objectives. These contracts are marked-to-market daily at the applicable translation rates. The Fund records realized gains or losses at the time the forward contract is closed. A forward contract is extinguished through a closing transaction or upon delivery of the currency or entering an off setting contract. Risks may arise upon entering these contracts from the potential inability of a counterparty to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar or other currencies. The Fund’s maximum risk of loss from counterparty credit risk related to forward foreign currency contracts is the fair value of the contract. The risk may be mitigated to some extent if a master netting arrangement between the Fund and the counterparty is in place and to the extent the Fund obtains collateral to cover the Fund’s exposure to the counterparty.

Credit Risk — Credit risk refers to the possibility that the issuer of the security or a counterparty in respect of a derivative instrument will not be able to satisfy its payment obligations to the Fund when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. Securities rated in the four highest categories by the rating agencies are considered investment grade but they may also have some speculative characteristics. Investment grade ratings do not guarantee that bonds will not lose value or default. In addition, the credit quality of securities may be lowered if an issuer’s financial condition changes.

Coronavirus (COVID-19) Pandemic — The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. Although vaccines for COVID-19 are becoming more widely available, the ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual companies are not known. The operational and financial performance of individual companies and the market in general depends on future developments, including the duration and spread of the outbreak and the pace of recovery which may vary from market to market, and such uncertainty may in turn adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

Cash and Cash Equivalents — Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

32

Campbell Systematic Macro Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2021

Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, the Fund expects the risk of material loss from such claims to be remote.

2. Investment Adviser and Other Services

Campbell & Company Investment Adviser LLC (“Campbell” or the “Adviser”) serves as the investment adviser to the Fund. The Adviser is a wholly-owned subsidiary of Campbell & Company, L.P. The Fund compensates the Adviser for its services at an annual rate based on the Fund’s average daily net assets (the “Advisory Fee”), payable on a monthly basis in arrears, as shown in the following table.

Prior to May 29, 2020, Equinox Institutional Asset Management, LP (“Equinox”) served as adviser to the Predecessor Fund and Campbell served as a sub-adviser to the Predecessor Fund. Equinox was entitled to an advisory fee from the Predecessor Fund at the same rate payable to Campbell as Adviser to the Fund. Equinox, not the Predecessor Fund, paid a sub-advisory fee to Campbell.

The Adviser has contractually agreed to waive advisory fees and/or reimburse expenses to the extent that total annual Fund operating expenses (excluding certain items discussed below) exceed the rate (“Expense Cap”) shown in the following table of the Fund’s average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause total annual Fund operating expenses to exceed the Expense Cap as applicable: acquired fund fees and expenses, brokerage commissions, extraordinary expenses, interest and taxes. This contractual limitation is in effect until December 31, 2021 and may not be terminated without the approval of the Board. The Adviser may discontinue this arrangement at any time after December 31, 2021.

	Expense Cap
Advisory Fee	Class A*	Class C	Class I
1.64%	2.00%	2.75%	1.75%

*

Effective January 15, 2021, the outstanding Class P Shares of the Fund were converted into Class A Shares of the Fund. Prior to that date, the Adviser had contractually agreed maintain an Expense Cap for Class P Shares of the Fund of 2.00%.

Prior to May 29, 2020, Equinox and Campbell had contractually agreed to reduce their advisory fees and/or reimburse certain expenses of the Predecessor Fund, to ensure that the Predecessor Fund’s total annual operating expenses, excluding (i) taxes, (ii) interest, (iii) extraordinary items, (iv) acquired fund fees and expenses, and (v) brokerage commissions, did not exceed, on an annual basis, 2.14% with respect to Class A shares, 2.89% with respect to Class C shares, and 1.89% with respect to Class I shares of the Predecessor Fund’s average daily net assets.

During the current fiscal period, investment advisory fees accrued, waived and/or reimbursed by the Adviser and/or Equinox were as follows:

Gross Advisory Fees	Waivers and/or Reimbursements	Net Advisory Fees
$2,181,796	$(438,636)	$1,743,160

If at any time the Fund’s total annual Fund operating expenses for a year are less than the Expense Cap, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed the Expense Cap that was in effect at the time of the waiver or reimbursement.

33

Campbell Systematic Macro Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2021

As of the end of the reporting period, the Fund had amounts available for recoupment as follows:

Expiration
August 31, 2023	August 31, 2024	Total
$78,236	$438,636	$549,136

U.S. Bancorp Fund Services, LLC (“Fund Services”), doing business as U.S. Bank Global Fund Services, serves as administrator for the Fund. For providing administrative and accounting services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Fund Services serves as the Fund’s transfer and dividend disbursing agent. For providing transfer agent services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

U.S. Bank, N.A. (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Quasar Distributors, LLC (the “Distributor”), a wholly-owned broker-dealer subsidiary of Foreside Financial Group, LLC, serves as the principal underwriter and distributor of the Fund’s shares pursuant to a Distribution Agreement with RBB.

The Board has adopted a Plan of Distribution (the “Plan”) for the Class A Shares and Class C Shares of the Funds pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor is entitled to receive from each Fund a distribution fee with respect to the Shares, which is accrued daily and paid monthly, of up to 0.25% on an annualized basis of the average daily net assets of the Class A Shares and up to 1.00% on an annualized basis of the average daily net assets of the Class C Shares. The actual amount of such compensation under the Plan is agreed upon by the Board and by the Distributor. Because these fees are paid out of each Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Amounts paid to the Distributor under the Plan may be used by the Distributor to cover expenses that are related to (i) the sale of the Shares, (ii) ongoing servicing and/or maintenance of the accounts of shareholders, and (iii) sub-transfer agency services, subaccounting services or administrative services related to the sale of the Shares, all as set forth in each Fund’s 12b-1 Plan.

For compensation amounts paid to Fund Services and the Custodian, please refer to the Consolidated Statement of Operations.

3. Director and Officer Compensation

The Directors of the Company receive an annual retainer and meeting fees for meetings attended. An employee of Vigilant Compliance, LLC serves as President and Chief Compliance Officer of the Company. Vigilant Compliance, LLC is compensated for the services provided to the Company. Employees of RBB serve as Treasurer, Secretary and Director of Marketing & Business Development of the Company. They are compensated for services provided. Certain employees of Fund Services serve as officers of the Company. They are not compensated by the Fund or the Company. For Director and Officer compensation amounts, please refer to the Consolidated Statement of Operations.

4. Purchases and Sales of Investment Securities

During the current fiscal period, there were no purchases and sales of investment securities (excluding short-term investments and derivative transactions) or long-term U.S. Government securities by the Fund.

34

Campbell Systematic Macro Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2021

5. Federal Income Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the consolidated financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

As of August 31, 2021, the federal tax cost and aggregate gross unrealized appreciation and depreciation of investments held by the Fund were as follows(a):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$130,341,735	$11,078,211	$(16,306,118)	$(5,227,907)

(a)

The difference between the book basis and tax basis cost and aggregate gross unrealized appreciation and depreciation of investments is attributable primarily to futures not regulated by Section 1256 of the Internal Revenue Code and timing difference related to taxable income from a wholly owned controlled foreign corporation.

Distributions to shareholders, if any, from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying consolidated financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

The following permanent differences as of August 31, 2021, primarily attributable to investments in wholly-owned controlled foreign corporation were reclassified among the following accounts:

Distributable Earnings/(Loss)	PAID-IN CAPITAL
$14,740,958	$(14,740,958)

As of August 31, 2021, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Capital Loss Carryforwards	Qualified Late-Year Loss Deferral	Other Accumulated	Unrealized Appreciation/ (Depreciation)
$8,660,018	$1,491,169	$—	$—	$(28,114)	$(14,627,846)

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains of the Subsidiary for federal income tax purposes. Short-term and foreign currency gains are reported as ordinary income for federal income tax purposes.

35

Campbell Systematic Macro Fund

Notes To Consolidated Financial Statements (Concluded)

August 31, 2021

The tax character of dividends and distributions paid during the fiscal years ended August 31, 2021 and August 31, 2020 was as follows:

	Ordinary Income	Long-Term Gains	Total
2021	$—	$—	$—
2020	6,320,770	5,118,935	11,439,705

Pursuant to federal income tax rules applicable to regulated investment companies, the Fund may elect to treat certain capital losses between November 1 and August 31 and late year ordinary losses ((i) ordinary losses between January 1 and August 31, and (ii) specified ordinary and currency losses between November 1 and August 31) as occurring on the first day of the following tax year. For the current fiscal period ended August 31, 2021, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until September 1, 2021. As of August 31, 2021, the Fund had no tax basis qualified late-year loss deferral.

6. New Accounting Pronouncements and Regulatory Updates

In October 2020, the Securities and Exchange Commission (“SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and require funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. Funds will be required to comply with Rule 18f-4 by August 19, 2022. It is not currently clear what impact, if any, Rule 18f-4 will have on the availability, liquidity or performance of derivatives. Management is currently evaluating the potential impact of Rule 18f-4 on the Fund. When fully implemented, Rule 18f-4 may require changes in how the Fund uses derivatives, adversely affect the Fund’s performance and increase costs related to a Fund’s use of derivatives.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Fund will be required to comply with the rules by September 8, 2022. Management is currently assessing the potential impact of the new rules on the Fund’s financial statements.

7. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the consolidated financial statements were issued and has determined that there were no significant events requiring recognition or disclosure in the consolidated financial statements.

36

Campbell Systematic Macro Fund

Report of Independent Registered Public Accounting Firm

To the Board of Directors of The RBB Fund, Inc. and
Shareholders of Campbell Systematic Macro Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Campbell Systematic Macro Fund (the “Fund”) (one of the portfolios constituting The RBB Fund, Inc. (the “Company”)), including the consolidated portfolio of investments, as of August 31, 2021, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets and the consolidated financial highlights for the year then ended and the period from October 1, 2019 to August 31, 2020 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund (one of the portfolios constituting The RBB Fund, Inc.) at August 31, 2021, the consolidated results of its operations for the year then ended and the consolidated changes in its net assets and its consolidated financial highlights for the year then ended and the period from October 1, 2019 to August 31, 2020, in conformity with U.S. generally accepted accounting principles.

The consolidated statement of changes in net assets and financial highlights of the Fund for each of the periods presented through September 30, 2019, were audited by other auditors whose report dated November 27, 2019 expressed an unqualified opinion on those financial statements.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Campbell & Company investment companies since 2015.

Philadelphia, Pennsylvania
October 29, 2021

37

Campbell Systematic Macro Fund

Shareholder Tax Information

(Unaudited)

Certain tax information regarding the Fund is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended August 31, 2021. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2021. During the year ended August 31, 2021, the Fund paid $6,320,770 of ordinary income distributions to its shareholders. Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal tax purposes.

The percentage of ordinary income dividends qualifying for the 15% dividend tax rate is 0.00%.

The percentage of ordinary income dividends qualifying for the corporate dividends received deduction is 0.00%.

The Fund designates 0.00% of the ordinary income distributions as qualified short-term gain pursuant to the American Job Creation Act of 2004.

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2020. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2022.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

38

Campbell Systematic Macro Fund

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve-month period ended June 30 are available without charge, upon request, by calling 1-844-261-6488 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Company files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) as an exhibit to its report on Form N-PORT. The Company’s Form N-PORT is available on the SEC’s website at http://www.sec.gov.

Approval of Investment Agreements

As required by the 1940 Act, the Board, including all of the Directors who are not “interested persons” of the Company, as that term is defined in the 1940 Act (the “Independent Directors”), considered the renewal of the investment advisory agreement between Campbell and the Company on behalf of the Fund, and the investment advisory agreement between Campbell and the Subsidiary (together, the “Investment Advisory Agreements”), at a meeting of the Board held on May 12-13, 2021 (the “Meeting”). At the Meeting, the Board, including all of the Independent Directors, approved the Investment Advisory Agreements for an additional one-year term. The Board’s decision to approve the Investment Advisory Agreements reflects the exercise of its business judgment to continue the existing arrangements. In approving the Investment Advisory Agreements, the Board considered information provided by Campbell with the assistance and advice of counsel to the Independent Directors and the Company.

In considering the renewal of the Investment Advisory Agreements, the Directors took into account all the materials provided prior to and during the Meeting and at other meetings throughout the past year, the presentations made during the Meeting, and the discussions held during the Meeting. Among other things, the Directors considered (i) the nature, extent, and quality of Campbell’s services to be provided to the Fund and Subsidiary; (ii) descriptions of the experience and qualifications of Campbell’s personnel providing those services; (iii) Campbell’s investment philosophies and processes; (iv) Campbell’s assets under management and client descriptions; (v) Campbell’s soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vi) Campbell’s advisory fee arrangement with the Company and other similarly managed clients; (vii) Campbell’s compliance policies and procedures; (viii) Campbell’s financial information, insurance coverage and profitability analysis related to providing advisory services to the Fund and Subsidiary; (ix) the extent to which economies of scale are relevant to the Fund; (x) a report prepared by Broadridge/Lipper comparing the Fund’s management fees and total expense ratio to those of its Lipper peer group; and (xi) a report comparing the performance of the Fund to the performance of its benchmark.

As part of their review, the Directors considered the nature, extent and quality of the services provided by Campbell. The Directors concluded that Campbell had substantial resources to provide services to the Fund and Subsidiary and that Campbell’s services had been acceptable.

The Directors also considered the investment performance of the Fund. The Directors noted that the Fund had outperformed its benchmark index (the BarclayHedge BTOP50 Index) for the year-to-date, three-year, five-year and since-inception periods, and underperformed its benchmark for the one-year period, each ended March 31, 2021. The Directors noted that the Fund ranked in the 1st quintile within its Lipper Performance Group for the two-year and four-year periods ended December 31, 2020 and 2nd quintile for the one-year, three-year and five-year periods ended December 31, 2020.

39

Campbell Systematic Macro Fund

Other Information (Concluded)

(Unaudited)

The Board also considered the advisory fee rates payable by the Fund under the Investment Advisory Agreements. In this regard, information on the fees paid by the Fund and the Fund’s total operating expense ratio (before and after fee waivers and expense reimbursements) was compared to similar information for mutual funds advised by other, unaffiliated investment advisory firms.

The Directors noted that the actual advisor fee and the total expenses of the Fund ranked in the 4th quintile of the Fund’s Lipper Expense Group. In addition, the Directors noted that Campbell had contractually agreed to waive management fees and reimburse expenses through at least December 31, 2021 to limit total annual operating expenses to agreed upon levels for the Fund.

After reviewing the information regarding the Fund’s costs, Campbell’s estimated profitability and economies of scale, and after considering Campbell’s services, the Directors concluded that the investment advisory fees to be paid by the Fund were fair and reasonable and that the Investment Advisory Agreements should be approved for an additional annual period ending August 16, 2022.

40

Campbell Systematic Macro Fund

Company Management

(Unaudited)

Directors and Executive Officers

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their ages, business addresses and principal occupations during the past five years are set forth below. The statement of additional information (“SAI”) includes additional information about the Directors and is available without charge, upon request, by calling (844)-261-6488.

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
INDEPENDENT DIRECTORS
Julian A. Brodsky 615 East Michigan Street Milwaukee, WI 53202 Age: 88	Director	1988 to present	From 1969 to 2011, Director and Vice Chairman, Comcast Corporation (cable television and communications).	46	AMDOCS Limited (service provider to telecommunications companies).
J. Richard Carnall 615 East Michigan Street Milwaukee, WI 53202 Age: 82	Director	2002 to present	Since 1984, Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.); since 2004, Director of Cornerstone Bank.	46	None.
Gregory P. Chandler 615 East Michigan Street Milwaukee, WI 53202 Age: 54	Director	2012 to present	Since 2020, Chief Financial Officer, Herspiegel Consulting LLC (life sciences consulting services); 2020, Chief Financial Officer, Avocado Systems Inc. (cyber security software provider); 2009-2020, Chief Financial Officer, Emtec, Inc. (information technology consulting/services).	46

Emtec, Inc. (until December 2019); FS Investment Corporation (business development company) (until December 2018); FS Energy and Power Fund (business development company); Wilmington Funds (12 portfolios) (registered investment company).

Nicholas A. Giordano 615 East Michigan Street Milwaukee, WI 53202 Age: 78	Director	2006 to present	Since 1997, Consultant, financial services organizations.	46

IntriCon Corporation (biomedical device manufacturer); Kalmar Pooled Investment Trust (registered investment company) (until September 2017); Wilmington Funds (12 portfolios) (registered investment company); Independence Blue Cross (healthcare insurance) (until 2021).

Arnold M. Reichman 615 East Michigan Street Milwaukee, WI 53202 Age: 73	Chairman Director	2005 to present 1991 to present	Retired.	46	EIP Investment Trust (registered investment company).

41

Campbell Systematic Macro Fund

Company Management (Continued)

(Unaudited)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
Brian T. Shea 615 East Michigan Street Milwaukee, WI 53202 Age: 61	Director	2018 to present	From 2014-2017, Chief Executive Officer, BNY Mellon Investment Services (fund services, global custodian and securities clearing firm); from 1983-2014, Chief Executive Officer and various positions, Pershing LLC (broker dealer, clearing and custody firm).	46

WisdomTree Investments, Inc. (asset management company) (until March 2019); Fidelity National Information Services, Inc. (financial services technology company); Ameriprise Financial, Inc. (financial services company).

Robert A. Straniere 615 East Michigan Street Milwaukee, WI 53202 Age: 80	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; since 1980, Founding Partner, Straniere Law Group (law firm).	46	None.
INTERESTED DIRECTOR[2]
Robert Sablowsky 615 East Michigan Street Milwaukee, WI 53202 Age: 83	Vice Chairman Director	2016 to present 1991 to present	Since 2002, Senior Director – Investments and, prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	46	None
OFFICERS
Salvatore Faia, JD, CPA, CFE Vigilant Compliance, LLC Gateway Corporate Center, Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 58	President Chief Compliance Officer	2009 to present 2004 to present

Since 2004, President, Vigilant Compliance, LLC (investment management services company); since 2005, Independent Trustee of EIP Investment Trust (registered investment company); since 2021, President and Chief Compliance Officer of Penn Capital Funds Trust.

				N/A	N/A
James G. Shaw 615 East Michigan Street Milwaukee, WI 53202 Age: 60	Treasurer and Secretary	2016 to present

Treasurer and Secretary of The RBB Fund, Inc. (since 2016) and Penn Capital Funds Trust (since 2021); from 2005 to 2016, Assistant Treasurer of The RBB Fund, Inc.; from 1995 to 2016, Senior Director and Vice President of BNY Mellon Investment Servicing (US) Inc. (financial services company).

				N/A	N/A
Craig A. Urciuoli 615 East Michigan Street Milwaukee, WI 53202 Age: 46	Director of Marketing & Business Development	2019 to present	Director of Marketing & Business Development of The RBB Fund, Inc. (since 2019) and Penn Capital Funds Trust (since 2021); from 2000-2019, Managing Director, Third Avenue Management LLC.	N/A	N/A

42

Campbell Systematic Macro Fund

Company Management (Continued)

(Unaudited)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
Jennifer Witt 615 East Michigan Street Milwaukee, WI 53202 Age: 38	Assistant Treasurer	2018 to present

Since 2020, Vice President, U.S. Bank Global Fund Services (fund administrative services firm); from 2016 to 2020, Assistant Vice President, U.S. Bank Global Fund Services; from 2007 to 2016, Supervisor, Nuveen Investments (registered investment company).

				N/A	N/A
Edward Paz 615 East Michigan Street Milwaukee, WI 53202 Age: 50	Assistant Secretary	2016 to present	Since 2007, Vice President and Counsel, U.S. Bancorp Fund Services, LLC (fund administrative services firm).	N/A	N/A
Michael P. Malloy One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 62	Assistant Secretary	1999 to present	Since 1993, Partner, Faegre Drinker Biddle & Reath LLP (law firm).	N/A	N/A
Jillian L. Bosmann One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 42	Assistant Secretary	2017 to present	Since 2017, Partner, Faegre Drinker Biddle & Reath LLP (law firm).	N/A	N/A

*	Each Director oversees 46 portfolios of the fund complex, consisting of the series in the Company and Penn Capital Funds Trust (7 portfolios).

[1]

Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his or her successor is elected and qualified or his or her death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved waivers of the policy with respect to Messrs. Brodsky, Carnall, Giordano, Sablowsky and Straniere. Each officer holds office at the pleasure of the Board until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

[2]

Mr. Sablowsky is considered an “interested person” of the Company as that term is defined in the 1940 Act and is referred to as an “Interested Director.” Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as an employee of Oppenheimer & Co., Inc., a registered broker-dealer.

43

Campbell Systematic Macro Fund

Company Management (Concluded)

(Unaudited)

Director Experience, Qualifications, Attributes and/or Skills

The information above includes each Director’s principal occupations during the past five years. Each Director possesses extensive additional experience, skills and attributes relevant to his qualifications to serve as a Director. The cumulative background of each Director led to the conclusion that each Director should serve as a Director of the Company. Mr. Giordano has years of experience as a consultant to financial services organizations and also serves on the boards of other registered investment companies. Mr. Reichman brings decades of investment management experience to the Board, in addition to senior executive-level management experience. Mr. Straniere has been a practicing attorney for over 30 years and has served on the boards of an asset management company and another registered investment company. Mr. Brodsky has over 40 years of senior executive level management experience in the cable television and communications industry. Mr. Sablowsky has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the financial services industry. Mr. Carnall has decades of senior executive-level management experience in the banking and financial services industry and also serves on the boards of various corporations and a bank. Mr. Chandler has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the investment technology consulting/services and investment banking/brokerage industries, and also serves on various boards. Mr. Shea has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the brokerage, clearing and investment services industry, including service on the boards of industry regulatory organizations and a university.

44

Campbell Systematic Macro Fund

Privacy Notice

(Unaudited)

Campbell Systematic Macro Fund

FACTS	WHAT DOES THE Campbell Systematic Macro Fund DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number

● account balances

● account transactions

● transaction history

● wire transfer instructions

● checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Campbell Systematic Macro Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Campbell Systematic Macro Fund share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We do not share.
For our affiliates to market to you	No	We do not share.
For nonaffiliates to market to you	No	We do not share.

Questions?	Call 1-844-261-6488

45

Campbell Systematic Macro Fund

Privacy Notice (Concluded)

(Unaudited)

What we do
How does the Campbell Systematic Macro Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does the Campbell Systematic Macro Fund collect my personal information?

We collect your personal information, for example, when you

● open an account

● provide account information

● give us your contact information

● make a wire transfer

● tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes – information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

● Our affiliates include Campbell Systematic Macro Fund’s investment adviser, Campbell & Company Investment Adviser LLC.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Campbell Systematic Macro Fund doesn’t share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● The Campbell Systematic Macro Fund does not jointly market.

46

Campbell Systematic Macro Fund

Affirmation of the Commodity Pool Operator

August 31, 2021

As required by the 1940 Act, the Board, including all of the Directors who are not “interested persons” of the Company, as that term is defined in the 1940 Act (the “Independent Directors”), considered the renewal of the investment advisory agreement between Campbell and the Company on behalf of the Fund, and the investment advisory agreement between Campbell and the Subsidiary (together, the “Investment Advisory Agreements”,)at a meeting of the Board held on May 12-13, 2021 (the “Meeting”). At the Meeting, the Board, including all of the Independent Directors, approved the Investment Advisory Agreements for an additional one-year term. The Board’s decision to approve the Investment Advisory Agreements reflects the exercise of its business judgment to continue the existing arrangement. In approving the Investment Advisory Agreements, the Board considered information provided by Campbell with the assistance and advice of counsel to the Independent Directors and the Company.

In considering the renewal of the Investment Advisory Agreement between the Company and Campbell with respect to the Fund, the Directors took into account all the materials provided prior to and during the Meeting and at other meetings throughout the past year, the presentations made during the Meeting, and the discussions held during the Meeting. Among other things, the Directors considered (i) the nature, extent, and quality of Campbell’s services to be provided to the Fund; (ii) descriptions of the experience and qualifications of Campbell’s personnel providing those services; (iii) Campbell’s investment philosophies and processes; (iv) Campbell’s assets under management and client descriptions; (v) Campbell’s soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vi) Campbell’s advisory fee arrangement with the Company and other similarly managed clients; (vii) Campbell’s compliance policies and procedures; (viii) Campbell’s financial information, insurance coverage and profitability analysis related to providing advisory services to the Fund; (ix) the extent to which economies of scale are relevant to the Fund; (x) a report prepared by Broadridge/Lipper comparing the Fund’s management fees and total expense ratio to those of its Lipper peer group; and (xi) a report comparing the performance of the Fund to the performance of their respective benchmark.

As part of their review, the Directors considered the nature, extent and quality of the services provided by Campbell. The Directors concluded that Campbell had substantial resources to provide services to the Fund and that Campbell’s services had been acceptable.

The Directors also considered the investment performance of the Fund. The Directors noted that the Fund had outperformed its benchmark index (Barclay BTOP50 Index) for the year-to-date, three-year, five-year and since-inception periods, and underperformed its benchmark for the one-year period, each ended March 31, 2021. The Directors noted that the Fund ranked in the 1st quintile within its Lipper Performance Group for the two-year and four-year periods ended December 31, 2020 and 2nd quintile for the one-year, three-year and five-year periods.

The Board also considered the advisory fee rate payable by the Fund under the Investment Advisory Agreement. In this regard, information on the fees paid by the Fund and the Fund’s total operating expense ratio (before and after fee waivers and expense reimbursements) was compared to similar information for mutual funds advised by other, unaffiliated investment advisory firms.

The Directors noted that the actual advisor fee and the total expenses of the Fund ranked in the 4th quintile of the Fund’s Lipper Expense Group. In addition, the Directors noted that Campbell has contractually agreed to waive management fees and reimburse expenses through at least December 31, 2021 to limit total annual operating expenses to agreed upon levels for the Fund.

After reviewing the information regarding the Fund’s costs, Campbell’s estimated profitability and economies of scale, and after considering Campbell’s services, the Directors concluded that the investment advisory fees to be paid by the Fund were fair and reasonable and that the Investment Advisory Agreements should be approved for an additional annual period ending August 16, 2022.

47

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Investment Adviser
Campbell & Company Investment Adviser LLC
2850 Quarry Lake Drive
Baltimore, Maryland 21209

Administrator and Transfer Agent
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201

Principal Underwriter
Quasar Distributors, LLC
111 E Kilbourn Ave, Suite 2200
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm
Ernst & Young LLP
One Commerce Square
2005 Market Street, Suite 700
Philadelphia, PA 19103

Legal Counsel
Faegre Drinker Biddle & Reath LLP
One Logan Square, Suite 2000
Philadelphia, PA 19103-6996

CSMF-AR21

ANNUAL report 2021

DriveWealth ETFs
Series of The RBB Fund, Inc.

8/31/21

DriveWealth Power Saver ETF
DriveWealth Steady Saver ETF

DriveWealth Power Saver ETF (EERN)
DriveWealth Steady Saver ETF (STBL)

Letter to Shareholders	1
Portfolio Characteristics	2
Fund Expense Examples	4
Schedules of Investments	5
Financial Statements	7
Notes to Financial Statements	13
Report of Independent Registered Public Accounting Firm	22
Shareholder Tax Information	23
Notice to Shareholders	24
Privacy Notice	26
Directors and Officers	32

DriveWealth ETFs

Letter to Shareholders

August 31, 2021 (Unaudited)

Dear DriveWealth Steady Saver ETF and/or DriveWealth Power Saver ETF Shareholder:

The DriveWealth ETFs commenced operations on July 26, 2021 and each seek to capture desired net distribution yield1 targets. Under normal market conditions, the DriveWealth Steady Saver ETF (ticker: “STBL”) seeks a net distribution yield of 3% and the DriveWealth Power Saver ETF (ticker: “EERN”) seeks a net distribution yield of 8%. To pursue these stated yields while minimizing risk and expenses, we use technology to create an investable universe of fixed income focused ETF’s and closed-end funds from which each of the DriveWealth ETFs’ portfolio is constructed. As of August 31, 2021, the DriveWealth ETFs’ portfolios each had diversified exposures across fixed income sectors, including high yield credit, emerging markets, local and hard currencies, government bonds, securitized products, and other niche income-oriented asset classes. As of the same date, both portfolios held between 7-10 underlying ETFs and closed-end funds, and those underlying funds each held hundreds of securities, thus allowing us to build very diversified portfolios for the DriveWealth ETFs in what we believe is an efficient and optimized manner.

The portfolios’ respective performance since inception through August 31, 2021 have been as follows: 0.35% for the DriveWealth Steady Saver ETF (STBL) and 1.01% for the DriveWealth Power Saver ETF (EERN). Investments hurting the performance of each of the portfolios have included allocations to underlying funds that hold local emerging market debt and high yield emerging market corporate bonds denominated in U.S. dollars. As the Chinese credit markets have been hurt by news of the debt crisis of China Evergrande Group other credit investments within the emerging markets have weakened in sympathy. Additionally, as the U.S. Federal Reserve has indicated that the tapering of monthly purchases of treasuries and mortgages will commence “soon”, underlying funds that have longer portfolio durations and holdings of mortgages, specifically, have underperformed. This type of volatility in the markets is to be expected, and the performance of the two DriveWealth ETFs is not out of the norm of our expectations.

Looking forward, our diversified exposures and well-rounded factor and sector holdings give us confidence that the two DriveWealth ETFs will generate their respective stated targeted net distribution yields with risk and expenses below those of other similar products in the market. Although the extremely accommodative monetary and fiscal policy environment that has been in place globally since the start of the COVID-19 pandemic has begun to roll back, the DriveWealth ETFs’ portfolios are each well-positioned, in our view, to withstand market volatility and offer shareholders great alternatives to investments in money market funds (in the case of the DriveWealth Steady Saver ETF) or higher-risk holdings in other asset classes (in the case of the DriveWealth Power Saver ETF).

Sincerely,

Stewart Russell

Stewart Russell

Chief Investment Officer

YieldX Inc.

[1]	Net distribution yield is defined as the dollar amount of the dividends received by the ETF holders divided by the dollar amount of their ETF holdings annualized.

1

DriveWealth Power Saver ETF

Portfolio Characteristics

(Unaudited)

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED AUGUST 31, 2021
	Since Inception	Inception Date
DriveWealth Power Saver ETF	1.01%	7/26/2021
S&P 500® Total Return Index*	2.43%(1)	—
Fund Expense Ratios (2): Gross 1.97% and Net 1.49%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed or sold, may be worth more or less than their original cost.

(1)	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

(2)

The expense ratios of the Fund are set forth according to the Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights table in this report. See the Financial Highlights for most current expense ratios.

*

The S&P 500® Total Return Index is the total return version of the S&P 500® Index. Dividends are reinvested on a daily basis and all regular cash dividends are assumed reinvested in the index on the ex-dividend date. The S&P 500® Index is a market-capitalization-weighted index of 500 US stocks chosen for market size, liquidity and industry grouping, among other factors. The S&P 500® Index is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe. The S&P 500® Index was first introduced on the 1st of January, 1923, though expanded to 500 stocks on March 4, 1957.

The DriveWealth Power Saver ETF uses the Global Industry Classification StandardSM (“GICSSM”) as the basis for the classification of securities on the Schedule of Investments (“SOI”).

Sector allocation	% of net assets
Finance and Insurance	99.8%

2

DriveWealth Steady Saver ETF

Portfolio Characteristics

(Unaudited)

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED AUGUST 31, 2021
	Since Inception	Inception Date
DriveWealth Steady Saver ETF	0.35%	7/26/2021
S&P 500® Total Return Index*	2.43%(1)	—
Fund Expense Ratios (2): Gross 0.86% and Net 0.66%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed or sold, may be worth more or less than their original cost.

(1)	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

(2)

The expense ratios of the Fund are set forth according to the Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights table in this report. See the Financial Highlights for most current expense ratios.

*

The S&P 500® Total Return Index is the total return version of the S&P 500® Index. Dividends are reinvested on a daily basis and all regular cash dividends are assumed reinvested in the index on the ex-dividend date. The S&P 500® Index is a market-capitalization-weighted index of 500 US stocks chosen for market size, liquidity and industry grouping, among other factors. The S&P 500® Index is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe. The S&P 500® Index was first introduced on the 1st of January, 1923, though expanded to 500 stocks on March 4, 1957.

The DriveWealth Steady Saver ETF uses the Global Industry Classification StandardSM (“GICSSM”) as the basis for the classification of securities on the Schedule of Investments (“SOI”).

Sector allocation	% of net assets
Finance and Insurance	100.0%

3

DriveWealth ETFs

Fund Expense Examples

August 31, 2021 (Unaudited)

As a shareholder of the Fund(s), you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund(s) and to compare these costs with the ongoing costs of investing in other ETFs.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2021 through August 31, 2021, and held for the entire period. The actual values and expenses are based on the 36-day period from inception on July 26, 2021 through August 31, 2021.

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value MArch 1, 2021	Ending Account Value AUGUST 31, 2021	Expenses Paid During Period*	Annualized Expense Ratio	Actual Since Inception Total Investment Returns for the Funds
DriveWealth Power Saver ETF
Actual	$ 1,000.00	$ 1,010.10	$ 0.37	0.37%	1.01%
Hypothetical (5% return before expenses)	1,000.00	1,023.34	1.89	0.37	N/A
DriveWealth Steady Saver ETF
Actual	$ 1,000.00	$ 1,003.50	$ 0.39	0.39%	0.35%
Hypothetical (5% return before expenses)	1,000.00	1,023.24	1.99	0.39	N/A

*

Expenses are equal to each Fund’s annualized expense ratio for the period March 1, 2021 through August 31, 2021, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period. The actual dollar amounts shown are expenses paid by the Funds during the period from the Funds’ inception on July 26, 2021 through August 31, 2021 multiplied by 36 days, which is the number of days from the Funds’ inception through August 31, 2021. Each Fund’s ending account value in the first section in the table is based on the actual since inception total investment return for the Fund.

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DriveWealth Power Saver ETF

Schedule of Investments

August 31, 2021

	Number of Shares	Value
Exchange Traded Funds — 28.4%
SPDR Bloomberg Barclays Emerging Markets Local Bond ETF (United States)	1,302	$34,229
VanEck Vectors Emerging Markets High Yield Bond ETF (United States)	1,582	37,541

Total Exchange Traded Funds (Cost $71,476)		71,770

Closed-End Mutual Funds — 69.8%
Brookfield Real Assets Income Fund, Inc. (United States)	1,688	37,288
DoubleLine Opportunistic Credit Fund (United States)	1,894	37,539
Guggenheim Strategic Opportunities Fund (United States)	1,400	29,638
PIMCO Income Strategy Fund II (United States)	1,584	18,026
Western Asset Global High Income Fund, Inc. (United States)	3,651	37,824
Western Asset Managed Municipals Fund, Inc. (United States)	1,173	15,871

Total Closed-End Mutual Funds (Cost $175,131)		176,186

Short-Term Investments — 1.6%
First American Government Obligations Fund, Class X, 0.03% (United States)(a)	4,054	4,054
Total Short-Term Investments (Cost $4,054)		4,054

Total Investments (Cost $250,661) — 99.8%		252,010
Other Assets in Excess of Liabilities — 0.2%		519
NET ASSETS — 100.0%
(Applicable to 10,000 shares outstanding)		$252,529

(a)	Seven-day yield as of August 31, 2021.

ETF Exchange-Traded Fund

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of these financial statements.

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DriveWealth Steady Saver ETF

Schedule of Investments

August 31, 2021

	Number of Shares	Value
Exchange Traded Funds — 91.4%
Global X US Preferred ETF (United States)	964	$25,112
iShares 0-5 Year High Yield Corporate Bond ETF (United States)	958	43,963
iShares 20+ Year Treasury Bond ETF (United States)	248	36,910
PGIM Ultra Short Bond ETF (United States)	1,042	51,798
SPDR Blackstone Senior Loan ETF (United States)	1,634	75,115
SPDR Bloomberg Barclays Emerging Markets Local Bond ETF (United States)	2,874	75,557
SPDR Bloomberg Barclays Short Term High Yield Bond ETF (United States)	2,730	74,993
VanEck Vectors Emerging Markets High Yield Bond ETF (United States)	3,164	75,082

Total Exchange Traded Funds (Cost $457,623)		458,530

Closed-End Mutual Funds — 6.3%
Putnam Master Intermediate Income Trust (United States)	7,780	31,664
Total Closed-End Mutual Funds (Cost $32,443)		31,664

Short-Term Investments — 2.3%
First American Government Obligations Fund, Class X, 0.03% (United States)(a)	11,535	11,535
Total Short-Term Investments (Cost $11,535)		11,535

Total Investments (Cost $501,601) — 100.0%		501,729
Other Assets in Excess of Liabilities — 0.0%		6
NET ASSETS — 100.0%
(Applicable to 20,000 shares outstanding)		$501,735

(a)	Seven-day yield as of August 31, 2021.

ETF Exchange-Traded Fund

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of these financial statements.

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DriveWealth ETFs

Statements of Assets and Liabilities

August 31, 2021

	DriveWealth Power Saver ETF	DriveWealth Steady Saver ETF
ASSETS
Investments in securities of unaffiliated issurers, at value (cost $246,607 and $490,066, respectively)	$247,956	$490,194
Short-term investments, at value (cost $4,054 and $11,535, respectively)	4,054	11,535
Receivables for:
Dividends	598	171
Total assets	252,608	501,900

LIABILITIES
Payables for:
Advisory fees	79	165
Total liabilities	79	165
Net assets	$252,529	$501,735

NET ASSETS CONSIST OF:
Par value	$10	$20
Paid-in capital	249,990	500,142
Total distributable earnings/(losses)	2,529	1,573
Net assets	$252,529	$501,735

Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	10,000	20,000
Net asset value, price per share	25.25	25.09

The accompanying notes are an integral part of these financial statements.

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DriveWealth ETFs

Statements of Operations

FOR THE period ENDED August 31, 2021

	DriveWealth Power Saver ETF*	DriveWealth Steady Saver ETF*
INVESTMENT INCOME
Dividends	$1,147	$1,626
Total investment income	1,147	1,626

EXPENSES
Advisory fees (Note 3)	206	274
Total expenses	206	274
Expense fees (waived)/reimbursed	(116)	(93)
Net expenses after waivers/reimbursements	90	181
Net investment income/(loss)	1,057	1,445

NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS
Net realized gain/(loss) from investments	123	—
Net change in unrealized appreciation/(depreciation) on investments	1,349	128
Net realized and unrealized gain/(loss) on investments	1,472	128
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,529	$1,573

*	Inception date of the Fund was July 26, 2021.

The accompanying notes are an integral part of these financial statements.

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DriveWealth Power Saver ETF

Statement of Changes in Net Assets

FOR THE PERIOD ENDED AUGUST 31, 2021*
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income/(loss)	$1,057
Net realized gain/(loss) from investments	123
Net change in unrealized appreciation/(depreciation) on investments	1,349
Net increase/(decrease) in net assets resulting from operations	2,529

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	250,000
Shares redeemed	—
Net increase/(decrease) in net assets from capital share transactions	250,000
Total increase/(decrease) in net assets	252,529

NET ASSETS:
Beginning of period	—
End of period	$252,529

SHARES TRANSACTIONS:
Shares sold	10,000
Shares redeemed	—
Net increase/(decrease) in shares outstanding	10,000

*	Inception date of the Fund was July 26, 2021.

The accompanying notes are an integral part of these financial statements.

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DriveWealth Steady Saver ETF

Statement of Changes in Net Assets

FOR THE PERIOD ENDED AUGUST 31, 2021*
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income/(loss)	$1,445
Net realized gain/(loss) from investments	—
Net change in unrealized appreciation/(depreciation) on investments	128
Net increase/(decrease) in net assets resulting from operations	1,573

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	500,162
Shares redeemed	—
Net increase/(decrease) in net assets from capital share transactions	500,162
Total increase/(decrease) in net assets	501,735

NET ASSETS:
Beginning of period	—
End of period	$501,735

SHARES TRANSACTIONS:
Shares sold	20,000
Shares redeemed	—
Net increase/(decrease) in shares outstanding	20,000

*	Inception date of the Fund was July 26, 2021.

The accompanying notes are an integral part of these financial statements.

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DriveWealth Power Saver ETF

Financial Highlights

Contained below is per share operating performance data for shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the period. This information has been derived from information provided in the financial statements.

	For the Period Ended august 31,
	2021(1)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$25.00
Net investment income/(loss)(2)	0.11
Net realized and unrealized gain/(loss) from investments	0.14
Net increase/(decrease) in net assets resulting from operations	0.25
Net asset value, end of period	$25.25
Market value, end of period	$25.27
Total investment return/(loss) on net asset value(3)	1.01	%(5)
Total investment return/(loss) on market price(4)	1.08	%(5)
RATIO/SUPPLEMENTAL DATA
Net assets, end of period (000’s omitted)	$253
Ratio of expenses to average net assets with waivers and/or reimbursements	0.85	%(6)
Ratio of expenses to average net assets without waivers and/or reimbursements	0.37	%(6)
Ratio of net investment income/(loss) to average net assets	4.25	%(6)
Portfolio turnover rate	11	%(5)(7)

(1)	Inception date of the Fund was July 26, 2021.

(2)	Per share data calculated using average shares outstanding method.

(3)

Total investment return/(loss) on net asset value is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(4)

Total investment return/(loss) on market price is calculated assuming an initial investment made at the market price on the first day of the period, reinvestment of dividends and distributions at market price during the period and redemption at market price on the last day of the period.

(5)	Not annualized.

(6)	Annualized.

(7)	Excludes effect of in-kind transfers.

The accompanying notes are an integral part of these financial statements.

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DriveWealth Steady Saver ETF

Financial Highlights

Contained below is per share operating performance data for shares outstanding, total investment return/(loss) return, ratios to average net assets and other supplemental data for the period. This information has been derived from information provided in the financial statements.

	FOR THE PERIOD ENDED AUGUST 31,
	2021(1)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$25.00
Net investment income/(loss)(2)	0.08
Net realized and unrealized gain/(loss) from investments	0.01
Net increase/(decrease) in net assets resulting from operations	0.09
Net asset value, end of period	$25.09
Market value, end of period	$25.09
Total investment return/(loss) on net asset value(3)	0.35	%(5)
Total investment return/(loss) on market price(4)	0.38	%(5)
RATIO/SUPPLEMENTAL DATA
Net assets, end of period (000’s omitted)	$502
Ratio of expenses to average net assets with waivers and/or reimbursements	0.59	%(6)
Ratio of expenses to average net assets without waivers and/or reimbursements	0.39	%(6)
Ratio of net investment income/(loss) to average net assets	3.02	%(6)
Portfolio turnover rate	0	%(5)(7)

(1)	Inception date of the Fund was July 26, 2021.

(2)	Per share data calculated using average shares outstanding method.

(3)

Total investment return/(loss) on net asset value is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(4)

Total investment return/(loss) on market price is calculated assuming an initial investment made at the market price on the first day of the period, reinvestment of dividends and distributions at market price during the period and redemption at market price on the last day of the period.

(5)	Not annualized.

(6)	Annualized.

(7)	Excludes effect of in-kind transfers.

The accompanying notes are an integral part of these financial statements.

12

DriveWealth ETFs

Notes to Financial Statements

August 31, 2021

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The RBB Fund, Inc. (“RBB” or the “Company”) was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as an open-end management investment company. RBB is a “series fund,” which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has thirty-nine separate investment portfolios, including the DriveWealth Power Saver ETF (“Power Saver ETF”) and the DriveWealth Steady Saver ETF (“Steady Saver ETF”) (each a “Fund” and together the “Funds”). The Funds commenced investment operations on July 26, 2021.

RBB has authorized capital of one hundred billion shares of common stock of which 88.223 billion shares are currently classified into one hundred and ninety-three classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio.

The investment objective of the Funds is to provide investors with current income.

The Funds are investment companies and follow accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services - Investment Companies”.

The end of the reporting period for the Funds is August 31, 2021, and the period covered by these Notes to Financial Statements is the since inception period from July 26, 2021 through August 31, 2021 (the “current fiscal period”).

INVESTMENT COMPANY SECURITIES — The Funds pursue their investment objectives by investing primarily in shares of registered, open-end investment companies and exchange-traded funds (“ETFs”) (collectively, “underlying funds”). When a Fund invests in underlying funds it will indirectly bear its proportionate share of any fees and expenses payable directly by the underlying fund. In connection with its investments in other investment companies, a Fund will incur higher expenses, many of which may be duplicative. Furthermore, because the Funds invest in shares of ETFs and underlying funds their performances are directly related to the ability of the ETFs and underlying funds to meet their respective investment objectives, as well as the allocation of each Fund’s assets among the ETFs and underlying funds. Accordingly, the Funds’ investment performance will be influenced by the investment strategies of and risks associated with the ETFs and underlying funds in direct proportion to the amount of assets the Funds allocate to the ETFs and underlying funds utilizing such strategies.

PORTFOLIO VALUATION — Each Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Funds are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter (“OTC”) market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings, and are deemed representative of market values at the close of the market. Foreign securities are valued based on prices from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Company’s Board of Directors (the “Board”). Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments. Such procedures use fundamental valuation methods, which may include, but are not limited to, an analysis of the effect of any restrictions on the resale of the security, industry analysis and trends,

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DriveWealth ETFs

Notes to Financial Statements (continued)

August 31, 2021

significant changes in the issuer’s financial position, and any other event which could have a significant impact on the value of the security. Determination of fair value involves subjective judgment as the actual market value of a particular security can be established only by negotiations between the parties in a sales transaction, and the difference between the recorded fair value and the value that would be received in a sale could be significant.

FAIR VALUE MEASUREMENTS — The inputs and valuation techniques used to measure the fair value of the Funds’ investments are summarized into three levels as described in the hierarchy below:

●	Level 1 – Prices are determined using quoted prices in active markets for identical securities.

●	Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

●	Level 3 – Prices are determined using significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of the end of the reporting period, in valuing the Funds’ investments carried at fair value:

Power Saver ETF

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Exchange Traded Funds	$71,770	$71,770	$—	$—
Closed-End Mutual Funds	176,186	176,186	—	—
Short-Term Investments	4,054	4,054	—	—
Total Investments*	$252,010	$252,010	$—	$—

STEADY Saver ETF

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Exchange Traded Funds	$458,530	$458,530	$—	$—
Closed-End Mutual Funds	31,664	31,664	—	—
Short-Term Investments	11,535	11,535	—	—
Total Investments*	$501,729	$501,729	$—	$—

*	Please refer to the Schedule of Investments for further details.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Funds’ investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been

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DriveWealth ETFs

Notes to Financial Statements (continued)

August 31, 2021

used had a ready market existed for such investments and may differ materially from the values the Funds may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) requires each Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period. A reconciliation of Level 3 investments is presented only when a Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all Level 3 transfers are disclosed if a Fund had an amount of total Level 3 transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

During the current fiscal period, the Funds had no Level 3 transfers.

USE OF ESTIMATES — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and those differences could be significant.

INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES — The Funds record security transactions based on trade date for financial reporting purposes. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income (including amortization of premiums and accretion of discounts) is accrued when earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. Certain expenses are shared with PENN Capital Funds Trust (the “Trust”), a series trust of affiliated funds. Expenses incurred on behalf of a specific class, fund or fund family of the Company or Trust are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all of the RBB or Trust funds (such as director or professional fees) are charged to all funds in proportion to their average net assets of RBB and the Trust, or in such other manner as the Board deems fair or equitable. Expenses and fees, including investment advisory fees, are accrued daily and taken into account for the purpose of determining the NAV of each Fund.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Each Fund pays dividends from its net investment income and distributes any net capital gains that it realizes. The Funds declare and pay any taxable capital gains at least annually and as required to comply with federal excise tax requirements. Distributions to shareholders are determined in accordance with tax regulations and recorded on ex dividend date. Additionally, each Fund reports details of distribution-related transactions on quarterly account statements.

U.S. TAX STATUS — No provision is made for U.S. income taxes as it is the Funds’ intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

CORONAVIRUS (COVID-19) PANDEMIC — The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers are not known. Although vaccines for COVID-19 are becoming more available, the operational and financial performance of the issuers of securities in which the Funds invest depends on

15

DriveWealth ETFs

Notes to Financial Statements (continued)

August 31, 2021

future developments, including the duration and spread of the outbreak and the pace of recovery which may vary from market to market, and such uncertainty may in turn adversely affect the value and liquidity of the Funds’ investments, impair the Funds’ ability to satisfy redemption requests, and negatively impact the Funds’ performance.

CASH AND CASH EQUIVALENTS — Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

OTHER — In the normal course of business, the Funds may enter into contracts that provide general indemnifications. Each Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future, and, therefore, cannot be estimated; however, the Funds expect the risk of material loss from such claims to be remote.

2. Investment Policies and Practices

The sections below describe some of the different types of investments that may be made by the Funds and the investment practices in which the Funds may engage.

TYPES OF FIXED-INCOME SECURITIES — Each Fund may invest in bonds and other types of debt obligations of U.S. and foreign issuers. Fixed income securities purchased by a Fund may include, among others, bonds, notes, and debentures issued by corporations; debt securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities (“U.S. Government Securities”); municipal securities; mortgage-backed and asset-backed securities; and debt securities issued or guaranteed by foreign governments, their agencies, instrumentalities, or political subdivisions, or by government-owned, -controlled, or -sponsored entities, including central banks. These investments also include money market instruments and other types of obligations. Investors should recognize that, although securities ratings issued by S&P Global Ratings (“S&P”), a division of The McGraw-Hill Companies, Inc., and Moody’s Investors Services©, Inc. (“Moody’s”), provide a generally useful guide as to credit risks, they do not offer any criteria to evaluate interest rate risk. Changes in interest rate levels generally cause fluctuations in the prices of fixed-income securities and will, therefore, cause fluctuations in the NAV per share of a Fund. Subsequent to the purchase of a fixed-income security by a Fund, the ratings or credit quality of such security may deteriorate. Any such subsequent adverse changes in the rating or quality of a security held by a Fund would not require a Fund to sell the security.

TYPES OF EQUITY SECURITIES - In addition to common stock, the equity securities that the Fund may purchase include securities having equity characteristics, such as rights. Common stock represents an equity or ownership interest in a company. This interest often gives the Fund the right to vote on measures affecting the company’s organization and operations. Equity securities have a history of long-term growth in value, but their prices tend to fluctuate in the shorter term. Rights essentially are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights normally have a short duration and are distributed directly by the issuer to its shareholders. Rights have no voting rights, receive no dividends, and have no rights with respect to the assets of the issuer.

SECURITIES OF OTHER INVESTMENT COMPANIES - The Fund may invest in securities of other investment companies, including ETF shares and shares of money market funds. The Fund’s investment in these securities (other than shares of money market funds and of certain ETFs) may be subject to certain limitations imposed by the 1940 Act — generally, a prohibition on acquiring more than 3 percent of the outstanding voting stock of another investment company. Investment companies such as ETFs and money market funds pay investment advisory and other fees and incur various expenses in connection with their operations. When the Fund invests in another investment company, shareholders of the Fund will indirectly bear these fees and expenses, which will be in addition to the fees and expenses of the Fund.

16

DriveWealth ETFs

Notes to Financial Statements (continued)

August 31, 2021

REAL ESTATE INVESTMENT TRUSTS — Real estate investment trusts (“REITs”) are pooled investment vehicles that manage a portfolio of real estate or real estate-related loans to earn profits for their shareholders. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of the borrower on any credit extended. REITs are dependent upon management skills, may not be diversified geographically or by property type, and are subject to heavy cash-flow dependency, default by borrowers, and self-liquidation. REITs must also meet certain requirements under the Internal Revenue Code of 1986, as amended (the “Code”), to avoid entity level tax and be eligible to pass through certain tax attributes of their income to shareholders. REITs are consequently subject to the risk of failing to meet these requirements for favorable tax treatment and of failing to maintain their exemptions from registration under the 1940 Act. REITs are also subject to the risks of changes in the Code, affecting their tax status.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable-rate mortgage loans are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed-rate obligations.

The management of a REIT may be subject to conflicts of interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the REIT. REITs may own properties through joint ventures or in other circumstances in which a REIT may not have control over its investments. REITs may use significant amounts of leverage.

TEMPORARY INVESTMENTS — During periods of adverse market or economic conditions, a Fund may temporarily invest all or a substantial portion of its assets in high-quality, fixed-income securities, money market instruments, and shares of money market mutual funds, or it may hold cash. At such times, a Fund would not be pursuing its stated investment objective with its usual investment strategies. A Fund may also hold these investments for liquidity purposes. Fixed-income securities will be deemed to be of high quality if they are rated “A” or better by S&P or Moody’s or, if unrated, are determined to be of comparable quality by YieldX Advisers, LLC (“YieldX”) the Adviser. Money market instruments are high-quality, short-term fixed income obligations (which generally have remaining maturities of one year or less), and may include U.S. Government Securities, commercial paper, certificates of deposit and banker’s acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements for US. Government Securities. In lieu of purchasing money market instruments, a Fund may purchase shares of money market mutual funds that invest primarily in U.S. Government Securities and repurchase agreements involving those securities, subject to certain limitations imposed by the 1940 Act. A Fund, as an investor in a money market fund, will indirectly bear the fees and expenses of the money market fund. These indirect fees and expenses will be in addition to the fees and expenses of the Funds. Repurchase agreements involve certain risks not associated with direct investments in debt securities.

3. INVESTMENT adviser and other services

Red Gate Advisers, LLC (“Red Gate” or the “Adviser”) serves as the investment adviser to the Funds. YieldX and Vident Investment Advisory, LLC (“Vident”), each serves as an investment sub-adviser (“Sub-Advisers”) to the Funds. Subject to the supervision of the Board, the Adviser manages the overall investment operations of the Funds, primarily in the form of oversight of the Sub-Advisers pursuant to the terms of the Investment Advisory Agreement between the Adviser and the Company on behalf of the Funds. Each Fund compensates the Adviser with a unitary management fee for its services at an annual rate based on

17

DriveWealth ETFs

Notes to Financial Statements (continued)

August 31, 2021

each Fund’s average daily net assets (the “Advisory Fee”), payable on a monthly basis in arrears as shown in the following table. From the Advisory Fee, the Adviser pays most of the expenses of each Fund, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit and other services. However, the Adviser is not responsible for interest expenses, brokerage commissions and other trading expenses, fees and expenses of independent directors and their independent counsel, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business.

The Adviser has contractually agreed to waive a portion of it’s unitary management fee for the first year of each Fund’s operations to the extent that total annual Fund operating expenses (excluding brokerage commissions, taxes, interest expense, acquired fund fees and expenses, and any extraordinary expenses) exceed the rate “(Expense Caps”) shown in the following table of each Fund’s average daily net assets. This contractual limitation is in effect until December 31, 2022 and may not be terminated without the approval of the Board. The Adviser may discontinue these arrangements at any time after December 31, 2022.

FUND	Advisory Fee	Expense Cap
Power Saver ETF	0.85%	0.37%
Steady Saver ETF	0.59	0.39

During the current fiscal period, investment advisory fees accrued and waived were as follows:

FUND	Gross advisory fees	waivers and/or reimbursements	NET Advisory fees
Power Saver ETF	$206	$(116)	$90
Steady Saver ETF	274	(93)	181

U.S. Bancorp Fund Services, LLC (“Fund Services”), doing business as U.S. Bank Global Fund Services, serves as administrator for the Funds. For providing administrative and accounting services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Fund Services serves as the Funds’ transfer and dividend disbursing agent. For providing transfer agent services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

U.S. Bank, N.A. (the “Custodian”) provides certain custodial services to the Funds. The Custodian is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Vigilant Distributors, LLC (the “Distributor”) serves as the principal underwriter and distributor of the Funds’ shares pursuant to a Distribution Agreement with RBB.

Under the Fund’s unitary fee, the Adviser compensates Fund Services and the Custodian for its services provided.

DIRECTOR AND OFFICER COMPENSATION — The Directors of the Company receive an annual retainer and meeting fees for meetings attended. An employee of Vigilant Compliance, LLC serves as President and Chief Compliance Officer of the Company. Vigilant Compliance, LLC, an affiliate of the Adviser, is compensated for the services provided to the Company. Employees of RBB serve as Treasurer, Secretary and Director of Marketing & Business Development of the Company. They are compensated for services provided. Certain employees of Fund Services serve as officers of the Company. They are not compensated by the Funds or the Company. As of the end of the reporting period, there were no director and officer fees charged or paid by the Funds.

18

DriveWealth ETFs

Notes to Financial Statements (continued)

August 31, 2021

4. PURCHASES AND SALES OF INVESTMENT SECURITIES

During the current fiscal period, aggregate purchases and sales of investment securities (excluding in-kind transactions and short-term investments) of the Funds were as follows:

FUND	PURCHASES	SALES
Power Saver ETF	$29,862	$27,826
Steady Saver ETF	—	—

There were no purchases or sales of long-term U.S. Government Securities during the current fiscal period.

During the current fiscal period, aggregate purchases and sales of in-kind transactions of the Funds were as follows:

FUND	PURCHASES	SALES
Power Saver ETF	$244,716	$—
Steady Saver ETF	490,066	—

5. Federal Income tax information

The Funds have followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Funds to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Funds have determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Funds are subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

As of August 31, 2021, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Funds were as follows:

FUND	FEDERAL TAX COST	UNREALIZED APPRECIATION	UNREALIZED (DEPRECIATION)	NET UNREALIZED APPRECIATION/ (DEPRECIATION)
Power Saver ETF	$250,661	$1,592	$(243)	$1,349
Steady Saver ETF	501,601	1,024	(896)	128

Distributions to shareholders, if any, from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

As of August 31, 2021, there were no permanent differences between distributable earnings/(loss) and paid-in capital, respectively.

19

DriveWealth ETFs

Notes to Financial Statements (Continued)

August 31, 2021

As of August 31, 2021, the components of distributable earnings on a tax basis were as follows:

FUND	Undistributed Ordinary income	Undistributed long-term capital gains	NET UNREALIZED APPRECIATION/ (DEPRECIATION)
Power Saver ETF	$1,180	$—	$1,349
Steady Saver ETF	1,445	—	128

The differences between the book and tax basis components of distributable earnings relate primarily to the timing of recognition of income and gains for federal income tax purposes.

6. SHARE TRANSACTIONS

Shares of the Funds are listed and traded on the NYSE Arca, Inc. (the “Exchange”). Market prices for the shares may be different from their NAV. Each Fund issues and redeems shares on a continuous basis at NAV only in blocks of 25,000 shares, called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, shares generally trade in the secondary market at market prices that change throughout the day. Except when aggregated in Creation Units, shares are not redeemable securities of each Fund. Creation Units may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem shares directly from each Fund. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

Each Fund currently offers one class of shares, which has no front-end sales load, no deferred sales charge, and no redemption fee. A fixed transaction fee is imposed for the transfer and other transaction costs associated with the purchase or sale of Creation Units. The standard fixed transaction fee for each Fund is $500, payable to the custodian. In addition, a variable fee may be charged on all cash transactions or substitutes for Creation Units of up to a maximum of 2% as a percentage of the value of the Creation Units subject to the transaction. Variable fees are imposed to compensate each Fund for the transaction costs associated with the cash transactions. Variable fees received by each Fund, if any, are displayed in the capital shares transactions section of the Statements of Changes in Net Assets. Each Fund may issue an unlimited number of shares of beneficial interest, with $0.001 par value per share. Shares of each Fund have equal rights and privileges.

7. NEW ACCOUNTING PRONOUNCEMENTS AND REGULATORY UPDATES

In October 2020, the Securities and Exchange Commission (“SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and require funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. Funds will be required to comply with Rule 18f-4 by August 19, 2022. It is not currently clear what impact, if any, Rule 18f-4 will have on the availability, liquidity or performance of derivatives. Management is currently evaluating the potential impact of Rule 18f-4 on the Funds. When fully implemented, Rule 18f-4 may require changes in how a Fund uses derivatives, adversely affect a Fund’s performance and increase costs related to a Fund’s use of derivatives.

20

DriveWealth ETFs

Notes to Financial Statements (CONCLUDED)

August 31, 2021

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Funds will be required to comply with the rules by September 8, 2022. Management is currently assessing the potential impact of the new rules on the Funds’ financial statements.

8. Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no significant events requiring recognition or disclosure in the financial statements.

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DriveWealth ETFs

Report of Independent Registered Public Accounting Firm

To the Board of Directors of The RBB Fund, Inc. and Shareholders of DriveWealth Steady Saver ETF and DriveWealth Power Saver ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of DriveWealth Steady Saver ETF and DriveWealth Power Saver ETF (two of the funds constituting The RBB Fund, Inc., hereafter collectively referred to as the “Funds”) as of August 31, 2021, the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period July 26, 2021 (commencement of operations) through August 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2021, and the results of each of their operations, changes in each of their net assets and each of the financial highlights for the period July 26, 2021 (commencement of operations) through August 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 29, 2021

We have served as the auditor of one or more Red Gate Advisers, LLC investment companies since 2021.

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DriveWealth ETFs

Shareholder Tax Information

(UNAUDITED)

Certain tax information regarding the Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable period ended August 31, 2021. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ending December 31, 2021. During the fiscal year ended August 31, 2021, the Funds did not pay ordinary income dividends nor long-term capital gains dividends to its shareholders.

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

Because the Funds’ fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2021. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2022.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Funds, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Funds.

23

DriveWealth ETFs

Notice to Shareholders

(Unaudited)

Information on Proxy Voting

Policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities as well as information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available (i) without charge, upon request, by calling (800) 617-0004; and (ii) on the SEC’s website at http://www.sec.gov.

Quarterly Schedule of Investments

The Company files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) as an exhibit to its report on Form N-PORT. The Company’s Forms N-PORT are available on the SEC’s website at http://www.sec.gov.

Frequency Distributions of Premiums and Discounts

Information regarding how often shares of the Funds trade on an exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Funds is available, without charge, on the Funds’ website at https://funds.drivewealth.com.

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

As required by the 1940 Act, the Board, including all of the Directors who are not “interested persons” of the Company, as that term is defined in the 1940 Act (the “Independent Directors”), considered (1) the approval of the investment advisory agreement between the Adviser and the Company on behalf of the Funds (the “Advisory Agreement”) and (2) the approval of the sub-advisory agreement between the Adviser and YieldX and the approval of the sub-advisory agreement among the Adviser, the Company and Vident (together, the “Sub-Advisory Agreements”) at meetings of the Board held on May 12-13, 2021 and June 24, 2021 (collectively, the “Meeting”). At the Meeting, the Board, including all of the Independent Directors, approved the Advisory Agreement and the Sub-Advisory Agreements for initial terms. In approving the Advisory Agreement and the Sub-Advisory Agreements, the Board considered information provided by the Adviser and each of the Sub-Advisers with the assistance and advice of counsel to the Independent Directors and the Company.

In considering the approval of the Advisory Agreement between the Company and Red Gate with respect to the DriveWealth Power Saver ETF and DriveWealth Steady Saver ETF (for this section only, each a “Fund” and together the “Funds”), and the approval of the Sub-Advisory Agreements between Red Gate and each of YieldX Advisers, LLC and Vident (each, a “Sub-Adviser”) with respect to the Funds, the Directors took into account all materials provided prior to and during the Meeting and at other meetings throughout the past year, the presentations made during the Meeting, and the discussions held during the Meeting. Among other things, the Directors considered (i) the nature, extent, and quality of services to be provided to the Funds by Red Gate and each Sub-Adviser; (ii) descriptions of the experience and qualifications of the personnel providing those services; (iii) Red Gate’s and the Sub-Advisers’ investment philosophies and processes; (iv) Red Gate’s and the Sub-Advisers’ assets under management and client descriptions; (v) Red Gate’s and the Sub-Advisers’ soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vi) Red Gate’s and the Sub-Advisers’ advisory fee arrangements and other similarly managed clients, as applicable; (vii) Red Gate’s and the Sub-Advisers’ compliance procedures; (viii) Red Gate’s and the Sub-Advisers’ financial information and insurance coverage; (ix) the extent to which economies of scale are relevant to the Funds; and (x) a report prepared by Broadridge/Lipper comparing each Fund’s proposed management fees and total expense ratio to those of its Lipper Group. The Directors noted that the Funds had not yet commenced operations, and consequently there was no performance information to review with respect to the Funds.

As part of their review, the Directors considered the nature, extent and quality of the services to be provided by Red Gate and each Sub-Adviser. The Directors concluded that Red Gate and each Sub-Adviser had sufficient resources to provide services to the Funds.

24

DriveWealth ETFs

Notice to Shareholders (Concluded)

(Unaudited)

The Board also considered the effect of the unitary management fee payable by the Funds under the Advisory Agreement. In this regard, information on the fees paid by each Fund and the Fund’s total operating expense ratio (before and after fee waivers and expense reimbursements) was compared to similar information for ETFs advised by other, unaffiliated investment advisory firms. The Directors also considered the fees payable to each Sub-Adviser under the Sub-Advisory Agreements.

After reviewing the information regarding Red Gate’s and the Sub-Advisers’ estimated costs, profitability and economies of scale, and after considering the services to be provided by Red Gate and Sub-Advisers, the Directors concluded that the unitary management fees to be paid by the Funds to Red Gate and the sub-advisory fees to be paid to each Sub-Adviser by Red Gate were fair and reasonable and that the Advisory Agreement and Sub-Advisory Agreements should be approved for an initial period ending August 16, 2022.

25

DriveWealth ETFs

Privacy Notice

(Unaudited)

Scope of Privacy Policies and Procedures

Red Gate Advisers, LLC (“Red Gate”, “RGA” or “We”) is the investment adviser to the Stance Equity ESG Large Cap Core ETF (STNC), DriveWealth Steady Saver ETF (STBL) and DriveWealth Power Saver ETF (EERN) (collectively the “Funds”). As a registered investment adviser to the Funds, Red Gate is subject to the laws enforced by the SEC and the Federal Trade Commission that govern the privacy of consumer information, impose restrictions on the ability of financial institutions to disclose non-public personal information about consumers who are natural persons (i.e., individuals) to nonaffiliated third parties and require financial institutions to provide privacy notices to consumers. Red Gate’s clients are the Funds and we do not directly work with any consumer1, therefore the Privacy Policy and Privacy Notice below do not apply to Red Gate as we do not handle personal information specific to consumers. Non-public personal information about individuals includes personally identifiable financial information that is not publicly available, such as account balances, social security numbers, and net worth. Red Gate does not have access to this type of information. If Red Gate’s business changes, and they handle personal information of consumers, the below policy will be enforced.

These Privacy Policies and Procedures are designed to ensure that we maintain the confidentiality of personal information about our Fund investors and that we comply with applicable privacy regulations.

Applicability to Individuals

Privacy rules apply to both “consumers” and “customers.” A consumer is an individual who obtains or has obtained a financial product or service that is used primarily for personal, family, or household purposes. For example, an individual is a consumer if he or she provides non-public personal information in connection with obtaining or seeking to obtain investment advisory services from Red Gate or seeking to invest in a Fund or Funds, regardless of whether such services are provided or a continuing relationship with the individual is established. A customer, on the other hand, is a consumer that has a continuing relationship with an institution. For example, a Red Gate customer would include a Fund investor that is an individual.

These Privacy Policies and Procedures apply to all current and former “consumers” and “customers” of Red Gate and the Funds, and Red Gate and the Funds extend the same confidentiality protections to all investors, whether institutional or individual (collectively “Investors”).

Non-Disclosure of Investor Information

Red Gate and the Fund(s) do not share any information about Investors with nonaffiliated third parties, except as necessary or appropriate in connection with the processing and administration of the Fund’s investments and in connection with Red Gate and the Fund’s general business operations. For example, information about Investors may be disclosed as necessary to process an Investor’s subscription to a Fund, to the extent required in connection with an investment or transaction Red Gate proposes to make, or to Red Gate’s technical service providers that maintain the security of Red Gate or the Fund’s records. Information about Investors may also be disclosed to the extent an Investor specifically authorized the disclosure, and for other purposes required or permitted by law, such as where reasonably necessary to prevent fraud, unauthorized transactions or liability, to respond to judicial process or subpoena, or complying with federal, state or local laws.

In the event that Red Gate or a Fund discloses non-public personal information about an Investor either to a non-affiliated third party that provides marketing services on behalf of Red Gate or a Fund (i.e., not on behalf of Investors or as otherwise described above) or to a non-affiliated third party financial institution, such as a prime broker, in connection with joint marketing by Red Gate or a Fund and the third

[1]	A consumer is an individual who obtains or has obtained a financial product or service that is used primarily for personal, family, or household purposes.

26

DriveWealth ETFs

Privacy Notice (Continued)

(Unaudited)

party, Red Gate shall: (i) notify Investors in the Privacy Notice (as described below) of the possibility of such disclosure; and (ii) enter into a contractual agreement with the third-party that prohibits the third-party from disclosing or using Investor information other than to carry out the purposes for which the information was disclosed to the third party and requires the parties agree to maintain the confidentiality of investor information. Any disclosure of Investor information to third-party service providers and joint marketing partners must be pre-approved by the Chief Compliance Officer.

Except as described above, Red Gate will not disclose non-public personal Investor information to non-affiliated parties, unless a Fund investor has been given a notice of the possibility of such disclosure and an opportunity to “opt-out” of the disclosure.

Privacy Notices

The Fund will deliver initial notification of these policies and procedures to Investors and annual notice to current Investors thereafter in the form of a privacy notice (the “Privacy Notice”). One acceptable method for delivering an initial notice is through a cover letter accompanying required Red Gate or Fund disclosure documents such as Red Gate’s Form ADV, which Red Gate provides to Investors, where applicable. An acceptable method for delivering an annual notice would be through a cover letter accompanying a monthly or quarterly statement to current Investors. A form of Privacy Notice is attached hereto as Exhibit A.

Safeguarding Investor Information and Disposing of Consumer Report Information

Employees of Red Gate must comply with certain minimum procedures that are designed to address administrative, technical and physical safeguards for the protection of Investor information, as well as for the proper disposal of consumer report information (or any compilation of consumer report information derived from consumer reports) about Investors who are individuals and current, former and prospective employees that Red Gate possesses for a business purpose. In general, a “consumer report” is any report from a consumer reporting agency that contains information bearing on an individual’s credit, reputation, personal characteristics, or mode of living, that is to be used as a factor in establishing the consumer’s eligibility for credit, employment, and certain financial transactions. Proper disposal of consumer report information is intended to protect Investors who are individuals and current, former and prospective employees from the possibility of unauthorized access to information about them that is contained in any consumer report (whether in paper, electronic or other form) and to protect against identity theft and fraud. Red Gate might possess consumer report information for example in connection with evaluating a potential investor or making an employment decision about an individual.

Red Gate’ policies and procedures designed to address these requirements are described below:

A.	Secure Records Containing Investor Information

Records containing Investor information must be stored in a secure location. The Chief Information Security Officer (“CISO”) is responsible for ensuring that:

1.    Hard-copy records: Any records stored in hard copy should be kept in a secure, locked location, such as designated filing cabinets.

2.    Diskette stored records: Any records stored on diskettes should be safeguarded by keeping diskettes in a secure locked location, such as designated filing cabinets.

3.    Electronically stored records: Any records stored electronically on a hard drive server or otherwise should be safeguarded by restricting access through the use of passwords or other access-limiting devices.

27

DriveWealth ETFs

Privacy Notice (Continued)

(Unaudited)

B.	Limit Access to Records Containing Investor Information

Red Gate restricts access to Investor information to those employees who need to know such information in order to provide services to investors. Any employee who is authorized to have access to Investor information in connection with the performance of such employee’s duties and responsibilities is required to keep such information secure and confidential.

C.	Proper Disposal of Consumer Report Information

Red Gate on behalf of its Transfer Agent on behalf of the Fund(s) are responsible for ensuring the proper disposal of consumer report information. Disposal of consumer report information means either (i) the discarding or abandoning of consumer report information or (ii) the sale, donation or transfer of any medium, including computer equipment, on which consumer report information is stored. These procedures do not require that the disposal of consumer report information, but they apply whenever there is disposal of such information.

1.    Proper Disposal Measures. The Transfer Agent stores and disposes of paper records containing consumer reports. Consumer Reports of investor accounts that are inactive and maintained electronically by the Transfer Agent are purged from the Transfer Agent’s system, generally every 18 months. The Transfer Agent defines inactive accounts as:

(a)	Accounts that have been opened but never funded;

(b)	Accounts that were fully funded and subsequently fully redeemed; and

(c)	Accounts that are inactive for 18 months or greater.

Review by Chief Compliance Officer

The Chief Compliance Officer may suggest changes that he/she deems necessary for the purpose of enhancing the effectiveness of the policies and procedures.

Further Information

The Chief Compliance Officer should be contacted for further information regarding these policies and procedures.

28

DriveWealth ETFs

Privacy Notice (Continued)

(Unaudited)

Exhibit A

FACTS	WHAT DOES RED GATE ADVISERS, LLC (“RED GATE”) DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The type of personal information we collect, and share depend on the product of service you have with us. This information can include:

● Social Security number and transaction history

● Account balances and checking account information

● Account transactions and wire transfer instructions

When you are no longer a customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Red Gate chooses to share; and whether you can limit this sharing.

Reasons we share your personal information	Does Red Gate share?	Can you limit this?
For our everyday business purposes— such as to process your transaction, maintain your account(s), provide you with necessary information, respond to court orders and legal investigation.	Yes	No
For joint marketing with other financial companies	Yes	Yes
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes— information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes— Information about your creditworthiness	No	We don’t share
For our affiliates to market to you	Yes	No
For non-affiliates to market to you	No	We don’t share

To limit our sharing

Please note:

If you are a new customer, we can begin sharing your information 30 days from the days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice.

However, you can contact us at any time to limit our sharing.

Questions?	Call 1-888-229-1855 or visit https://redgateadvisers.com/ should you have any questions.

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DriveWealth ETFs

Privacy Notice (Continued)

(Unaudited)

Exhibit A

What we do
How does Red Gate protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Red Gate collect my personal information?

We collect your personal information, for example, when you

● open an account

● provide account information

● give us your contact information

● make a wire transfer

● tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies

Why can’t I limit all sharing?

Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes-information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

What happens when I limit sharing for an account I hold jointly with someone else?

In addition to the above information, where applicable, you have the following rights under the European Union’s General Data Protection Regulation (“GDPR”) and U.S. Privacy Laws, as applicable and to the extent permitted by law, to

● Check whether we hold personal information about you and to access such data (in accordance with our policy)

● Request the correction of personal information about you that is

● inaccurate

● Have a copy of the personal information we hold about you provided to you or another “controller” where technically feasible

● Request the erasure of your personal information

● Request the restriction of processing concerning you

The legal grounds for processing of your personal information is for contractual necessity and compliance with law.

If you wish to exercise any of your rights above, please call: 1-888-229-1855.

You are required to ensure the personal information we hold about you is up-to-date and accurate and you must notify us of any changes to the personal data you provided to us.

The Funds shall retain your personal data for as long as you are an investor in the Funds and thereafter as long as necessary to comply with applicable laws that require the Funds to retain your personal data, such as the Securities and Exchange Commission’s data retention rules. Your personal data will be transferred to the United States so that the Funds may provide the agreed upon services for you. No adequacy decision has been rendered by the European Commission as to the data protection of your personal data when transferring it to the United States. However, the Funds do take the security of your personal data seriously.

European Union’s General Data Protection Regulation

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

30

DriveWealth ETFs

Privacy Notice (Concluded)

(Unaudited)

Exhibit A

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

Red Gate shares ownership with Vigilant Compliance, LLC, Vigilant Distributors, LLC and Red Gate Distribution, LLC.

Non-affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

Red Gate shares ownership with Vigilant Compliance, LLC, Vigilant Distributors, LLC and Red Gate Distribution, LLC.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. Red Gate doesn’t jointly market.
Controller

“Controller” means the natural or legal person, public authority, agency or other body which, alone or jointly with others, determines the purposes and means of the processing of personal data; where the purposes and means of such processing are determined by European union or European Member state law, the controller or the specific criteria for its nomination may be provided for by European union or European Member state law.

31

DriveWealth ETFs

Directors and Officers

(Unaudited)

Directors and Executive Officers

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their ages, business addresses and principal occupations during the past five years are set forth below. The statement of additional information (“SAI”) includes additional information about the Directors and is available without charge, upon request, by calling (800) 617-0004.

Name, Address, AND AGE	Positions(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
INDEPENDENT DIRECTORS
Julian A. Brodsky 615 East Michigan Street Milwaukee, WI 53202 Age: 88	Director	1988 to present	From 1969 to 2011, Director and Vice Chairman, Comcast Corporation (cable television and communications).	46	AMDOCS Limited (service provider to telecommunications companies).
J. Richard Carnall 615 East Michigan Street Milwaukee, WI 53202 Age: 82	Director	2002 to present	Since 1984, Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.); since 2004, Director of Cornerstone Bank.	46	None.
Gregory P. Chandler 615 East Michigan Street Milwaukee, WI 53202 Age: 54	Director	2012 to present	Since 2020, Chief Financial Officer, Herspiegel Consulting LLC (life sciences consulting services); 2020, Chief Financial Officer, Avocado Systems Inc. (cyber security software provider); 2009-2020, Chief Financial Officer, Emtec, Inc. (information technology consulting/services).	46

Emtec, Inc. (until December 2019); FS Investment Corporation (business development company) (until December 2018); FS Energy and Power Fund (business development company); Wilmington Funds (12 portfolios) (registered investment company).

32

DriveWealth ETFs

Directors and Officers (Continued)

(Unaudited)

Name, Address, AND AGE	Positions(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
Nicholas A. Giordano 615 East Michigan Street Milwaukee, WI 53202 Age: 78	Director	2006 to present	Since 1997, Consultant, financial services organizations.	46

IntriCon Corporation (biomedical device manufacturer); Kalmar Pooled Investment Trust (registered investment company) (until September 2017); Wilmington Funds (12 portfolios) (registered investment company); Independence Blue Cross (healthcare insurance) (until 2021).

Arnold M. Reichman 615 East Michigan Street Milwaukee, WI 53202 Age: 73	Chairman Director	2005 to present 1991 to present	Retired.	46	EIP Investment Trust (registered investment company).
Brian T. Shea 615 East Michigan Street Milwaukee, WI 53202 Age: 61	Director	2018 to present	From 2014-2017, Chief Executive Officer, BNY Mellon Investment Services (fund services, global custodian and securities clearing firm); from 1983-2014, Chief Executive Officer and various positions, Pershing LLC (broker dealer, clearing and custody firm).	46

WisdomTree Investments, Inc. (asset management company) (until March 2019); Fidelity National Information Services, Inc. (financial services technology company); Ameriprise Financial, Inc. (financial services company).

Robert A. Straniere 615 East Michigan Street Milwaukee, WI 53202 Age: 80	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; since 1980, Founding Partner, Straniere Law Group (law firm).	46	None.
INTERESTED DIRECTOR[2]
Robert Sablowsky 615 East Michigan Street Milwaukee, WI 53202 Age: 83	Vice Chairman Director	2016 to present 1991 to present	Since 2002, Senior Director – Investments and, prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	46	None.

33

DriveWealth ETFs

Directors and Officers (Continued)

(Unaudited)

Name, Address, AND AGE	Positions(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
OFFICERS
Salvatore Faia, JD, CPA, CFE Vigilant Compliance, LLC Gateway Corporate Center, Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 58	President Chief Compliance Officer	2009 to present 2004 to present

Since 2004, President, Vigilant Compliance, LLC (investment management services company); since 2005, Independent Trustee of EIP Investment Trust (registered investment company); since 2021, President and Chief Compliance Officer of Penn Capital Funds Trust.

				N/A	N/A
James G. Shaw 615 East Michigan Street Milwaukee, WI 53202 Age: 60	Treasurer and Secretary	2016 to present

Treasurer and Secretary of The RBB Fund, Inc. (since 2016) and Penn Capital Funds Trust (since 2021); from 2005 to 2016, Assistant Treasurer of The RBB Fund, Inc.; from 1995 to 2016, Senior Director and Vice President of BNY Mellon Investment Servicing (US) Inc. (financial services company).

				N/A	N/A
Craig A. Urciuoli 615 East Michigan Street Milwaukee, WI 53202 Age: 46	Director of Marketing & Business Development	2019 to present	Director of Marketing & Business Development of The RBB Fund, Inc. (since 2019) and Penn Capital Funds Trust (since 2021); from 2000-2019, Managing Director, Third Avenue Management LLC.	N/A	N/A
Jennifer Witt 615 East Michigan Street Milwaukee, WI 53202 Age: 38	Assistant Treasurer	2018 to present

Since 2020, Vice President, U.S. Bank Global Fund Services (fund administrative services firm); from 2016 to 2020, Assistant Vice President, U.S. Bank Global Fund Services; from 2007 to 2016, Supervisor, Nuveen Investments (registered investment company).

				N/A	N/A

34

DriveWealth ETFs

Directors and Officers (Continued)

(Unaudited)

Name, Address, AND AGE	Positions(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
Edward Paz 615 East Michigan Street Milwaukee, WI 53202 Age: 50	Assistant Secretary	2016 to present	Since 2007, Vice President and Counsel, U.S. Bancorp Fund Services, LLC (fund administrative services firm).	N/A	N/A
Michael P. Malloy One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 62	Assistant Secretary	1999 to present	Since 1993, Partner, Faegre Drinker Biddle & Reath LLP (law firm).	N/A	N/A
Jillian L. Bosmann One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 42	Assistant Secretary	2017 to present	Since 2017, Partner, Faegre Drinker Biddle & Reath LLP (law firm).	N/A	N/A

*	Each Director oversees 46 portfolios of the fund complex, consisting of the series in the Company and Penn Capital Funds Trust (7 portfolios).

1.

Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his or her successor is elected and qualified or his or her death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved waivers of the policy with respect to Messrs. Brodsky, Carnall, Giordano, Sablowsky and Straniere. Each officer holds office at the pleasure of the Board until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

2.

Mr. Sablowsky is considered an “interested person” of the Company as that term is defined in the 1940 Act and is referred to as an “Interested Director.” Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as an employee of Oppenheimer & Co., Inc., a registered broker-dealer.

35

DriveWealth ETFs

Directors and Officers (Concluded)

(Unaudited)

Director Experience, Qualifications, Attributes and/or Skills

The information above includes each Director’s principal occupations during the last five years. Each Director possesses extensive additional experience, skills and attributes relevant to his qualifications to serve as a Director. The cumulative background of each Director led to the conclusion that each Director should serve as a Director of the Company. Mr. Giordano has years of experience as a consultant to financial services organizations and also serves on the boards of other registered investment companies. Mr. Reichman brings decades of investment management experience to the Board, in addition to senior executive-level management experience. Mr. Straniere has been a practicing attorney for over 30 years and has served on the boards of an asset management company and another registered investment company. Mr. Brodsky has over 40 years of senior executive-level management experience in the cable television and communications industry. Mr. Sablowsky has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the financial services industry. Mr. Carnall has decades of senior executive-level management experience in the banking and financial services industry and also serves on the boards of various corporations and a bank. Mr. Chandler has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the investment technology consulting/services and investment banking/brokerage industries, and also serves on various boards. Mr. Shea has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the brokerage, clearing and investment services industry, including service on the boards of industry regulatory organizations and a university.

36

Investment Adviser

Red Gate Advisers, LLC
Gateway Corporate Center, Suite 216
223 Wilmington West Chester Pike
Chadds Ford, Pennsylvania 19317

Investment Sub-Advisers

YieldX Advisers, LLC
2980 NE 20th Street, Suite 504
Aventura, Florida 33810

Vident Investment Advisory, LLC
300 Colonial Center Parkway, Suite 330
Roswell, Georgia 30076

Administrator and Transfer Agent

U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201

Custodian

U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Independent Registered Public Accounting Firm

PricewaterhouseCoopers, LLP
Two Commerce Square, Suite 1800
2001 Market Street
Philadelphia, PA 19103

Underwriter

Vigilant Distributors, LLC
Gateway Corporate Center, Suite 216
223 Wilmington West Chester Pike
Chadds Ford, Pennsylvania 19317

Legal Counsel

Faegre Drinker Biddle & Reath LLP
One Logan Square, Suite 2000
Philadelphia, Pennsylvania 19103-6996

37

FREE MARKET U.S. EQUITY FUND
FREE MARKET INTERNATIONAL EQUITY FUND
FREE MARKET FIXED INCOME FUND

of

The RBB Fund, Inc.

Annual Report

August 31, 2021

FREE MARKET FUNDS

Annual Investment Adviser’s Report

AUGUST 31, 2021 (Unaudited)

Free Market U.S. Equity Fund

The twelve-month period ended August 31, 2021 saw some periods of noticeable volatility in domestic equity markets. Common news stories over the past twelve months have included continued coverage of the global COVID-19 pandemic and the availability of the vaccines, reopening of the economy and attempts to return to some level of normalcy, indices hitting record highs, a significant drop in the U.S. unemployment rate, the 2020 presidential election, and the withdrawal of U.S. troops from Afghanistan. The performance of U.S. equities in 2021 has begun to reverse course from the beginning of 2020 and has shown strong positive trajectory despite noticeable volatility.

For the twelve months ended August 31, 2021, the Free Market U.S. Equity Fund provided a total return of 49.28% at net asset value. This compares with a return of 45.87% over the same period for the Fund’s benchmark, the Russell 2500® Index.

As a result of the Free Market U.S. Equity Fund’s diversified investment approach, performance principally was determined by broad structural trends in equity markets, rather than the behavior of a limited number of stocks. Among the most important factors explaining differences in the performance of diversified equity funds, like the Free Market U.S. Equity Fund, are the size and value/growth characteristics of the underlying fund holdings. Size is measured by market capitalization and “value” classification is a function of stock price relative to one or more fundamental characteristics.

U.S. small company stocks performed better than U.S. large company stocks during the period. The Russell 2000® Index returned 47.08%, while the S&P 500® Index was up 31.17% for the twelve-month period ended August 31, 2021. Furthermore, for the same time-period, the Russell 2000® Value Index returned 59.49% and the Russell 1000® Value Index returned 36.44%.

In summary, U.S. small cap stocks performed better than large cap stocks and U.S. value stocks outperformed U.S. growth stocks. Factors that contributed to the Fund’s overperformance compared to its benchmark can largely be explained by its tilt toward small cap and value stocks.

Today’s environment underscores that markets are highly unpredictable over the short term. In other words, anything can happen, so we believe that a balanced, diversified, long-term approach is favored.

1

FREE MARKET FUNDS

Annual Investment Adviser’s Report (continued)

AUGUST 31, 2021 (Unaudited)

Free Market International Equity Fund

The global markets experienced a roller coaster ride during the twelve-month period ended August 31, 2021. 2020 ended with international equity markets faring better than U.S. markets, however over the entire twelve months, U.S. equity markets outpaced international equity markets. We also saw the continued effects of the COVID-19 pandemic that has caused tremendous global human and economic hardships, while global markets attempted to return to some level of normalcy.

For the twelve months ended August 31, 2021, the Free Market International Equity Fund provided a total return of 34.43% at net asset value. This compares with a return of 26.57% over the same period for the Fund’s benchmark, the MSCI World (ex USA) Index, which captures large and mid-cap representation across 22 of 23 Developed Markets (DM) countries excluding the U.S.

As a result of the Free Market International Equity Fund’s diversified investment approach, performance principally was determined by broad structural trends in global equity markets, rather than the behavior of a limited number of stocks. Among the most important factors explaining differences in the behavior of diversified international equity funds, like the Free Market International Equity Fund, are company size and company value/growth characteristics of the underlying fund holdings and broad exposure to emerging market equities.

International small company stocks fared better than international large company stocks during the fiscal year. The MSCI EAFE Small Cap Index returned 32.81% for the twelve months ended August 31, 2021, while the MSCI EAFE Index returned 26.12% for the same period. Furthermore, for the same time period, the MSCI EAFE Value Index rose by 26.99%, while the MSCI EAFE Small Cap Value Index returned 35.52% and the MSCI Emerging Markets Index returned 21.12%.

In summary, factors that contributed to the Fund’s overperformance compared to its benchmark can largely be explained by its tilt toward small cap and value stocks.

Today’s environment underscores that markets are highly unpredictable over the short term. In other words, anything can happen, so we believe that a balanced, diversified, long-term approach is favored.

2

FREE MARKET FUNDS

Annual Investment Adviser’s Report (Continued)

AUGUST 31, 2021 (Unaudited)

Free Market Fixed Income Fund

The U.S. economy experienced periods of volatility during the twelve months ended August 31, 2021. We continued to see the effects of the COVID-19 pandemic causing tremendous global human and economic hardship while global markets attempted to return to some level of normalcy. Disruptions to economic activity continue to affect financial conditions. The U.S. Federal Reserve continued to hold its policy rate close to zero to support the economic recovery. The broad proxy for the U.S. bond market, the Bloomberg U.S. Aggregate Bond Index, fell -0.08%, while the Bloomberg Global Aggregate Bond Index (hedged) returned 0.76% for the twelve-month period ended August 31, 2021. As a result of the increase in interest rates, long-term bonds were outperformed by ones with shorter maturities. For the twelve months ended August 31, 2021, the Bloomberg U.S. Government/Credit 1-3 Years Index returned 0.15% while the Morningstar Long-Term U.S. Government Bond Index, which includes U.S. Treasury and U.S. Government Agency bonds with maturities of seven years or longer, returned -6.16%.

The Free Market Fixed Income Fund focuses on assets that invest in global high quality and shorter-term government and corporate fixed income assets. For the twelve-month period ended August 31, 2021, the Free Market Fixed Income Fund returned 0.31%. This compares with a return of 0.26% over the same period for the Fund’s benchmark, the FTSE World Government Bond 1-5 Year Currency Hedged U.S. Dollar Index.

The Free Market Fixed Income Fund performed as expected, and slightly overperformed its benchmark for the period. A contributing factor to the performance of the Fund compared to its benchmark was the Fund’s slightly lower exposure to certain global markets and exposure to shorter term maturities.

3

FREE MARKET FUNDS

Annual Investment Adviser’s Report (Continued)

AUGUST 31, 2021 (Unaudited)

The Russell 2500 Index: The Russell 2500™ Index measures the performance of the small to mid-cap segment of the US equity universe, commonly referred to as “smid” cap. The Russell 2500™ Index is a subset of the Russell 3000® Index. It includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2500™ Index is constructed to provide a comprehensive and unbiased barometer for the small to mid-cap segment. The index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small to mid-cap opportunity set.

Russell 2000® Index: Measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.

Russell 2000® Value Index: The Russell 2000® Value Index measures the performance of small-cap value segment of the US equity universe. It includes those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000® Value Index is constructed to provide a comprehensive and unbiased barometer for the small-cap value segment. The index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect value characteristics.

The S&P 500® Index is a market-capitalization-weighted index that consists of the 500 largest U.S. publicly traded companies.

Russell 1000® Value Index: The Russell 1000® Value Index measures the performance of the large-cap value segment of the US equity universe. It includes those Russell 1000® companies with lower price-to-book ratios and lower expected growth values. The Russell 1000® Value Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics.

The MSCI World (ex USA) Index captures large and mid -cap representation across 22 of 23 developed markets (DM) countries*--excluding the United States. With 934 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

MSCI EAFE Small Cap Index is an equity index which captures small cap representation across Developed Markets countries* around the world, excluding the US and Canada. With 2,377 constituents, the index covers approximately 14% of the free float adjusted market capitalization in each country.

MSCI EAFE Small Cap Value Index captures small cap securities exhibiting overall value style characteristics across Developed Markets countries* around the world, excluding the U.S. and Canada. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.

MSCI EAFE Index is an equity index which captures large and mid-cap representation across 21 Developed Markets countries* around the world, excluding the US and Canada. With 843 constituents, the index covers approximately 85% of the free float adjusted market capitalization in each country

MSCI EAFE Value Index captures large and mid-cap securities exhibiting overall value style characteristics across Developed Markets countries* around the world, excluding the US and Canada. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.

MSCI Emerging Markets Index captures large and mid-cap representation across 27 Emerging Markets (EM) countries**. With 1,407 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market.

4

FREE MARKET FUNDS

Annual Investment Adviser’s Report (Concluded)

AUGUST 31, 2021 (Unaudited)

Bloomberg Global Aggregate Bond Index is a flagship measure of global investment grade debt from twenty-four local currency markets.

Bloomberg U.S. Government/Credit 1-3 Years Index measures the performance of investment grade, U.S. dollar-denominated, fixed-rate, taxable corporate and government-related debt with 1 to 3 years to maturity.

Morningstar Long-Term US Government Bond Index includes US Treasury and US Government Agency bonds with maturities of seven years or longer.

FTSE World Government Bond 1-5 Year Currency Hedged U.S. Dollar Index is a broad index providing exposure to the global sovereign fixed income market. The index measures the performance of fixed-rate, local currency, investment-grade sovereign bonds. It comprises sovereign debt from over 20 countries, denominated in a variety of currencies. The index provides a broad benchmark for the global sovereign fixed income market. Sub-indexes are available in any combination of currency, maturity, or rating.

* Developed Markets countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, UK and the U.S.

** EM countries include: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

One cannot invest directly in an index.

Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible. Diversification does not assure a profit nor protect against loss in a declining market. Investing in micro-cap or small cap companies involve additional risks such as limited liquidity and greater volatility than large companies. Investing in foreign securities involves greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater in emerging markets. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

Shares of the Funds are distributed by Vigilant Distributors, LLC. Member of FINRA and SIPC.

5

FREE MARKET FUNDS

PERFORMANCE DATA

AUGUST 31, 2021 (Unaudited)

Free Market U.S. Equity Fund

Comparison of Change in Value of $10,000 Investment in
Free Market U.S. Equity Fund vs. Russell 2500® Index and Composite Index

The chart assumes a hypothetical $10,000 minimum initial investment in the Fund made on August 31, 2010 and reflects Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the Russell 2500® Index and Composite Index are unmanaged, do not incur sales charges and/or expenses and are not available for investment.

Average Annual Total Returns for the Periods Ended August 31, 2021
	1 Year	5 Years	10 Years	Since Inception
Free Market U.S. Equity Fund	49.28%	12.50%	13.03%	9.82%(1)
Russell 2500® Index	45.87%	15.10%	14.32%	10.51%
Composite Index(2)	43.50%	14.09%	13.90%	9.41%

(1)	The Fund commenced operations on December 31, 2007.
(2)	The Composite Index is comprised of the S&P 500® Index, Russell 1000® Value Index, Russell 2000® Index and Russell 2000® Value Index, each weighted 25%, 25%, 25% and 25%, respectively.

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. For performance data current to the most recent month-end, please call 1-866-780-0357 ext. 3863. The Fund’s annual operating expense ratio, as stated in the current prospectus dated December 31, 2020, is 0.87% (included in the ratio is 0.31% attributable to acquired fund fees and expenses).

The Fund’s aggregate total return since inception is based on an increase in net asset value from $10.00 per share on December 31, 2007 (commencement of operations) to $23.59 per share on August 31, 2021.

Portfolio composition is subject to change.

The Free Market U.S. Equity Fund’s underlying funds invest in small-cap and micro-cap stocks, large-cap stocks and other equity securities. In addition to the ordinary risks of equity investing, small companies entail special risk. Small companies tend to have more risk than large companies. An investor in the Fund will incur the expenses of the underlying funds in addition to the Fund’s expenses. The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Fund.

6

FREE MARKET FUNDS

PERFORMANCE DATA (Continued)

AUGUST 31, 2021 (Unaudited)

Free Market International Equity Fund

Comparison of Change in Value of $10,000 Investment in
Free Market International Equity Fund vs. MSCI World (excluding U.S.) Index and Composite Index

The chart assumes a hypothetical $10,000 minimum initial investment in the Fund made on August 31, 2010 and reflects Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the MSCI World (excluding U.S.) Index and Composite Index are unmanaged, do not incur sales charges and/or expenses and are not available for investment.

Average Annual Total Returns for the Periods Ended August 31, 2021
	1 Year	5 Years	10 Years	Since Inception
Free Market International Equity Fund	34.43%	8.06%	6.31%	3.94%(1)
MSCI World (excluding U.S.) Index	26.57%	9.78%	7.05%	3.17%
Composite Index(2)	27.07%	9.85%	7.05%	3.63%

(1)	The Fund commenced operations on December 31, 2007.
(2)	The Composite Index is comprised of the MSCI EAFE Index, MSCI EAFE Value Index, MSCI EAFE Small Company Index and MSCI Emerging Markets Free Index, each weighted 25%, 25%, 25% and 25%, respectively.

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. For performance data current to the most recent month-end, please call 1-866-780-0357 ext. 3863. The Fund’s annual operating expense ratio, as stated in the current prospectus dated December 31, 2020, is 1% (included in the ratio is 0.42% attributable to acquired fund fees and expenses).

The Fund’s aggregate total return since inception is based on an increase in net asset value from $10.00 per share on December 31, 2007 (commencement of operations) to $11.60 per share on August 31, 2021.

Portfolio composition is subject to change.

The Free Market International Equity Fund’s underlying funds invest in common stock, preferred stock, securities convertible into stocks and other equity securities issued by foreign companies. In addition to the ordinary risks of equity investing, foreign and small companies entail special risk. The return on foreign equities may be adversely affected by currency fluctuations. Emerging markets may be subject to social instability and lack of market liquidity. Small companies tend to have more risk than large companies. An investor in the Fund will incur the expenses of the underlying funds in addition to the Fund’s expenses. The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Fund.

7

FREE MARKET FUNDS

PERFORMANCE DATA (CONCLUDED)

AUGUST 31, 2021 (Unaudited)

Free Market Fixed Income Fund

Comparison of Change in Value of $10,000 Investment in
Free Market Fixed Income Fund vs. FTSE World Government Bond Index 1-5 Years and Composite Index

The chart assumes a hypothetical $10,000 minimum initial investment in the Fund made on August 31, 2010 and reflects Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the FTSE World Government Bond Index 1-5 Years and Composite Index are unmanaged, do not incur sales charges and/or expenses and are not available for investment.

Average Annual Total Returns for the Periods Ended August 31, 2021
	1 Year	5 Years	10 Years	Since Inception
Free Market Fixed Income Fund	0.31%	1.67%	1.26%	1.74%(1)
FTSE World Government Bond Index 1-5 Years	0.26%	1.99%	1.78%	2.23%
Composite Index(2)	-0.05%	2.10%	1.80%	2.39%

(1)	The Fund commenced operations on December 31, 2007.
(2)

The Composite Index is comprised of the Three-Month Treasury Bill Index, Bloomberg Barclays Intermediate Government/Credit Bond Index, ICE BofA Merrill Lynch 1-3 Year US Government/Corporate Index and Bloomberg Barclays U.S. Capital Aggregate Bond Index, each weighted 25%, 25%, 25% and 25%, respectively.

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. For performance data current to the most recent month-end, please call 1-866-780-0357 ext. 3863. The Fund’s annual operating expense ratio, as stated in the current prospectus dated December 31, 2020, is 0.69% (included in the ratio is 0.13% attributable to acquired fund fees and expenses).

The Fund’s aggregate total return since inception is based on an increase in net asset value from $10.00 per share on December 31, 2007 (commencement of operations) to $10.56 per share on August 31, 2021.

Portfolio composition is subject to change.

The Free Market Fixed Income Fund’s underlying funds invest in fixed income securities. The underlying funds may invest their assets in bonds and other debt securities issued by domestic and foreign governments and companies. Debt instruments involve the risk that their prices will fall when interest rates rise, and they are subject to the risk that the borrower may default. In addition, the return on foreign debt securities may be adversely affected by currency fluctuations. An investor in the Fund will incur expenses of the underlying funds in addition to the Fund’s expenses. The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Fund.

8

FREE MARKET FUNDS

Fund Expense Examples

AUGUST 31, 2021 (Unaudited)

As a shareholder of the Fund(s), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund(s) and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2021 through August 31, 2021, and held for the entire period.

Actual Expenses

The first section of the accompanying table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical EXAMPLES for Comparison Purposes

The second section of the accompanying table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second section of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

FREE MARKET FUNDS

Fund Expense Examples (CONCLUDED)

AUGUST 31, 2021 (Unaudited)

	Beginning Account Value MARCH 1, 2021	Ending Account Value AUGUST 31, 2021	Expenses Paid during period*	Annualized Expense Ratio*	Actual Six-Month Total Investment Return for the Fund
Actual
Free Market U.S. Equity Fund	$ 1,000.00	$ 1,122.30	$ 2.94	0.55%	12.23%
Free Market International Equity Fund	1,000.00	1,099.50	2.96	0.56%	9.95%
Free Market Fixed Income Fund	1,000.00	1,005.70	2.83	0.56%	0.57%
Hypothetical (5% return before expenses)
Free Market U.S. Equity Fund	$ 1,000.00	$ 1,022.43	$ 2.80	0.55%	N/A
Free Market International Equity Fund	1,000.00	1,022.38	2.85	0.56%	N/A
Free Market Fixed Income Fund	1,000.00	1,022.38	2.85	0.56%	N/A

*

Expenses are equal to each Fund’s annualized six-month expense ratio for the period March 1, 2021 to August 31, 2021, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, then divided by 365 to reflect the one half year period. The annualized expense ratios do not reflect fees and expenses associated with the underlying funds. If such fees and expenses had been included, the expenses would have been higher. Each Fund’s ending account values in the first section in the table is based on the actual six-month total investment return for each Fund for the period March 1, 2021 to August 31, 2021. The range of weighted expense ratios of the underlying funds held by the Funds, as stated in the underlying funds’ current prospectuses, were as follows:

FUNDS	RANGE OF WEIGHTED EXPENSE RATIOS
Free Market U.S. Equity Fund	0.00% - 0.10%
Free Market International Equity Fund	0.00% - 0.20%
Free Market Fixed income Fund	0.00% - 0.04%

10

FREE MARKET FUNDS

FREE MARKET U.S. EQUITY FUND

Portfolio of Investments

AUGUST 31, 2021

	Number of Shares	Value
DOMESTIC EQUITY FUNDS — 99.9%
iShares Core S&P 500 ETF	417,813	$189,565,936
iShares MSCI USA Value Factor ETF	2,022,525	212,628,053
U.S. Large Cap Value Portfolio III (a)	22,001,720	679,193,106
U.S. Large Cap Value Series (b)	2,825,615	191,209,397
U.S. Large Company Portfolio (a)	10,471,282	355,814,159
U.S. Micro Cap Portfolio (c)	18,938,886	545,818,681
U.S. Small Cap Portfolio (c)	11,468,915	545,576,310
U.S. Small Cap Value Portfolio (c)	20,180,307	910,737,251
TOTAL DOMESTIC EQUITY FUNDS
(Cost $1,982,216,898)		3,630,542,893

SHORT-TERM INVESTMENTS — 0.1%
STIT-Government & Agency Portfolio, 0.03%*	3,073,429	3,073,429
TOTAL SHORT-TERM INVESTMENTS
(Cost $3,073,429)		3,073,429
TOTAL INVESTMENTS — 100.0%
(Cost $1,985,290,327)		3,633,616,322
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.0%		1,702,046
NET ASSETS — 100.0%		$3,635,318,368

Portfolio Holdings Summary Table

	% OF NET ASSETS	VALUE
Domestic Equity Funds	99.9%	$3,630,542,893
Short-Term Investments	0.1	3,073,429
Other Assets In Excess Of Liabilities	0.0	1,702,046
NET ASSETS	100.0%	$3,635,318,368

*	Seven-day yield as of August 31, 2021.
(a)	A portfolio of Dimensional Investment Group Inc.
(b)	A portfolio of DFA Investment Trust Company.
(c)	A portfolio of DFA Investment Dimensions Group Inc.

ETF	Exchange-Traded Fund

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

11

FREE MARKET FUNDS

FREE MARKET INTERNATIONAL EQUITY FUND

Portfolio of Investments

AUGUST 31, 2021

	Number of Shares/ BENEFICIAL INTEREST	Value
INTERNATIONAL EQUITY FUNDS — 99.8%
Canadian Small Company Series (a)	2,108,704	$34,173,910
DFA International Small Cap Value Portfolio (b)	48,473,197	1,077,559,171
DFA International Value Portfolio III (c)	25,191,029	417,919,163
DFA International Value Series (a)	13,331,142	375,404,971
Emerging Markets Small Cap Portfolio (b)	4,846,712	131,006,621
Emerging Markets Value Portfolio, Class Institutional (b)	3,998,956	130,485,934
iShares Core MSCI EAFE ETF	1,720,363	132,037,860
iShares Core MSCI Emerging Markets ETF	2,206,168	141,393,307
iShares MSCI EAFE Small-Cap ETF	3,055,010	236,946,576
TOTAL INTERNATIONAL EQUITY FUNDS
(Cost $2,141,941,175)		2,676,927,513

SHORT-TERM INVESTMENTS — 0.1%
STIT-Government & Agency Portfolio, 0.03%*	3,667,952	3,667,952
TOTAL SHORT-TERM INVESTMENTS
(Cost $3,667,952)		3,667,952
TOTAL INVESTMENTS — 99.9%
(Cost $2,145,609,127)		2,680,595,465
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.1%		1,617,330
NET ASSETS — 100.0%		$2,682,212,795

Portfolio Holdings Summary Table

	% OF NET ASSETS	VALUE
International Equity Funds	99.8%	$2,676,927,513
Short-Term Investments	0.1	3,667,952
Other Assets In Excess Of Liabilities	0.1	1,617,330
NET ASSETS	100.0%	$2,682,212,795

*	Seven-day yield as of August 31, 2021.
(a)	A portfolio of DFA Investment Trust Company.
(b)	A portfolio of DFA Investment Dimensions Group Inc.
(c)	A portfolio of Dimensional Investment Group Inc.

ETF - Exchange Traded Fund

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

12

FREE MARKET FUNDS

FREE MARKET FIXED INCOME FUND

Portfolio of Investments

AUGUST 31, 2021

	Number of Shares	Value
FIXED INCOME FUNDS — 99.4%
DFA One-Year Fixed Income Portfolio (a)	39,647,379	$408,368,000
DFA Two-Year Global Fixed Income Portfolio (a)	70,762,086	704,082,752
iShares 1-3 Year Treasury Bond ETF	1,306,881	112,718,486
iShares 3-7 Year Treasury Bond ETF	1,287,464	169,069,773
iShares Core International Aggregate Bond ETF	7,566,116	421,810,967
iShares Intermediate-Term Corporate Bond ETF	2,779,727	169,090,793
iShares Short-Term Corporate Bond ETF	12,342,209	676,723,319
iShares TIPS Bond ETF	1,093,711	141,734,009
TOTAL FIXED INCOME FUNDS
(Cost $2,740,741,510)		2,803,598,099

SHORT-TERM INVESTMENTS — 0.5%
STIT-Government & Agency Portfolio, 0.03%*	15,482,588	15,482,588
TOTAL SHORT-TERM INVESTMENTS
(Cost $15,482,588)		15,482,588
TOTAL INVESTMENTS — 99.9%
(Cost $2,756,224,098)		2,819,080,687
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.1%		1,529,288
NET ASSETS — 100.0%		$2,820,609,975

Portfolio Holdings Summary Table

	% OF NET ASSETS	VALUE
Fixed Income Funds	99.4%	$2,803,598,099
Short-Term Investments	0.5	15,482,588
Other Assets In Excess Of Liabilities	0.1	1,529,288
NET ASSETS	100.0%	$2,820,609,975

*	Seven-day yield as of August 31, 2021.
(a)	A portfolio of DFA Investment Dimensions Group Inc.

ETF	Exchange-Traded Fund

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

13

FREE MARKET FUNDS

Statements of Assets and Liabilities

AUGUST 31, 2021

	Free Market U.S. Equity Fund	Free Market International Equity Fund	Free Market Fixed Income Fund
ASSETS
Investments in non-affiliated funds, at value (cost $1,982,216,898, $2,141,941,175 and $2,740,741,510, respectively)	$3,630,542,893	$2,676,927,513	$2,803,598,099
Short-term investments, at value (cost $3,073,429, $3,667,952 and $15,482,588, respectively)	3,073,429	3,667,952	15,482,588
Receivables for:
Capital shares sold	4,200,066	3,503,547	4,145,732
Prepaid expenses and other assets	136,772	97,481	84,464
Total assets	3,637,953,160	2,684,196,493	2,823,310,883
LIABILITIES
Payables for:
Advisory fees	1,492,084	1,109,536	1,178,374
Capital shares redeemed	863,343	587,362	788,952
Administration and accounting fees	112,521	84,247	97,840
Transfer agent fees	11,827	12,021	14,039
Other accrued expenses and liabilities	155,017	190,532	621,703
Total liabilities	2,634,792	1,983,698	2,700,908
Net assets	$3,635,318,368	$2,682,212,795	$2,820,609,975

NET ASSETS CONSIST OF:
Par value	$154,090	$231,299	$267,143
Paid-in capital	1,866,165,766	2,126,565,355	2,758,530,189
Total distributable earnings/(loss)	1,768,998,512	555,416,141	61,812,643
Net assets	$3,635,318,368	$2,682,212,795	$2,820,609,975

CAPITAL SHARES:
Net assets	$3,635,318,368	$2,682,212,795	$2,820,609,975
Shares outstanding ($0.001 par value, 700,000,000 shares authorized)	154,089,765	231,299,388	267,143,303
Net asset value, offering and redemption price per share	$23.59	$11.60	$10.56

The accompanying notes are an integral part of the financial statements.

14

FREE MARKET FUNDS

Statements of Operations

FOR THE YEAR ENDED AUGUST 31, 2021

	Free Market U.S. Equity Fund	Free Market International Equity Fund	Free Market Fixed Income Fund
INVESTMENT INCOME
Dividends from non-affiliated funds	$52,710,332	$54,881,963	$20,962,622
Total investment income	52,710,332	54,881,963	20,962,622

EXPENSES
Advisory fees (Note 2)	16,213,196	11,995,103	12,510,855
Administration and accounting fees (Note 2)	767,390	573,437	610,641
Director fees	344,715	248,240	286,546
Legal fees	207,607	154,060	159,552
Officer fees	140,969	105,774	115,072
Transfer agent fees (Note 2)	130,007	107,743	112,279
Custodian fees (Note 2)	87,368	62,478	59,117
Printing and shareholder reporting fees	78,113	77,992	79,302
Registration and filing fees	43,753	37,653	40,467
Audit and tax service fees	33,003	34,478	32,998
Other expenses	120,709	117,913	79,649
Total expenses	18,166,830	13,514,871	14,086,478
Net investment income/(loss)	34,543,502	41,367,092	6,876,144

NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS
Net realized gain/(loss) from:
Non-affiliated funds	109,738,757	(5,700,840)	1,331,942
Capital gain distributions from non-affiliated fund investments	8,139,666	—	—
Net change in unrealized appreciation/(depreciation) on:
Non-affiliated funds	1,129,419,277	659,178,653	(753,197)
Net realized and unrealized gain/(loss) on investments	1,247,297,700	653,477,813	578,745
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,281,841,202	$694,844,905	$7,454,889

The accompanying notes are an integral part of the financial statements.

15

FREE MARKET U.S. EQUITY FUND

Statements of Changes in Net Assets

	For the Year Ended August 31, 2021	For the Year Ended August 31, 2020
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income/(loss)	$34,543,502	$29,486,016
Net realized gain/(loss) from investments	117,878,423	34,313,684
Net change in unrealized appreciation/(depreciation) on investments	1,129,419,277	(27,260,145)
Net increase/(decrease) in net assets resulting from operations	1,281,841,202	36,539,555

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Total distributable earnings	(50,706,505)	(169,412,819)
Net decrease in net assets from dividends and distributions to shareholders	(50,706,505)	(169,412,819)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	432,642,543	545,707,591
Reinvestment of distributions	50,687,033	169,205,765
Shares redeemed	(918,483,367)	(641,720,675)
Net increase/(decrease) in net assets from capital shares	(435,153,791)	73,192,681
Total increase/(decrease) in net assets	795,980,906	(59,680,583)

NET ASSETS:
Beginning of period	2,839,337,462	2,899,018,045
End of period	$3,635,318,368	$2,839,337,462

SHARES TRANSACTIONS:
Shares sold	20,921,700	36,797,183
Dividends and distributions reinvested	2,722,182	9,343,223
Shares redeemed	(46,351,977)	(40,900,928)
Net increase/(decrease) in shares outstanding	(22,708,095)	5,239,478

The accompanying notes are an integral part of the financial statements.

16

FREE MARKET INTERNATIONAL EQUITY FUND

Statements of Changes in Net Assets

	For the Year Ended August 31, 2021	For the Year Ended August 31, 2020
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income/(loss)	$41,367,092	$45,116,811
Net realized gain/(loss) from investments	(5,700,840)	44,528,825
Net change in unrealized appreciation/(depreciation) on investments	659,178,653	(63,417,824)
Net increase/(decrease) in net assets resulting from operations	694,844,905	26,227,812

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Total distributable earnings	(70,369,565)	(60,103,777)
Net decrease in net assets from dividends and distributions to shareholders	(70,369,565)	(60,103,777)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	362,663,494	430,793,091
Reinvestment of distributions	70,361,038	60,073,300
Shares redeemed	(528,942,045)	(458,243,187)
Net increase/(decrease) in net assets from capital shares	(95,917,513)	32,623,204
Total increase/(decrease) in net assets	528,557,827	(1,252,761)

NET ASSETS:
Beginning of period	2,153,654,968	2,154,907,729
End of period	$2,682,212,795	$2,153,654,968

SHARES TRANSACTIONS:
Shares sold	34,174,355	52,513,619
Dividends and distributions reinvested	6,987,193	5,947,851
Shares redeemed	(51,989,791)	(53,365,026)
Net increase/(decrease) in shares outstanding	(10,828,243)	5,096,444

The accompanying notes are an integral part of the financial statements.

17

FREE MARKET FIXED INCOME FUND

Statements of Changes in Net Assets

	For the Year Ended August 31, 2021	For the Year Ended August 31, 2020
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income/(loss)	$6,876,144	$35,268,501
Net realized gain/(loss) from investments	1,331,942	12,622,854
Net change in unrealized appreciation/(depreciation) on investments	(753,197)	20,505,178
Net increase/(decrease) in net assets resulting from operations	7,454,889	68,396,533

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Total distributable earnings	(17,950,325)	(41,833,397)
Return of capital	(79,992)	—
Net decrease in net assets from dividends and distributions to shareholders	(18,030,317)	(41,833,397)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	923,051,070	403,565,489
Reinvestment of distributions	18,024,820	41,824,622
Shares redeemed	(417,799,422)	(912,637,509)
Net increase/(decrease) in net assets from capital shares	523,276,468	(467,247,398)
Total increase/(decrease) in net assets	512,701,040	(440,684,262)

NET ASSETS:
Beginning of period	2,307,908,935	2,748,593,197
End of period	$2,820,609,975	$2,307,908,935

SHARES TRANSACTIONS:
Shares sold	87,481,192	38,541,527
Dividends and distributions reinvested	1,703,385	4,021,935
Shares redeemed	(39,568,985)	(87,441,618)
Net increase/(decrease) in shares outstanding	49,615,592	(44,878,156)

The accompanying notes are an integral part of the financial statements.

18

FREE MARKET FUNDS

FREE MARKET U.S. EQUITY FUND

Financial Highlights

Contained below is per share operating performance data for each share outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	For the Year Ended August 31, 2021	For the Year Ended August 31, 2020	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017
Per Share Operating Performance
Net asset value, beginning of period	$16.06	$16.90	$20.37	$17.60	$16.18
Net investment income/(loss)(1)	0.21	0.17	0.17	0.15	0.12
Net realized and unrealized gain/(loss) on investments	7.62	— (2)	(2.73)	3.34	2.13
Net increase/(decrease) in net assets resulting from operations	7.83	0.17	(2.56)	3.49	2.25
Dividends and distributions to shareholders from:
Net investment income	(0.08)	(0.16)	(0.15)	(0.20)	(0.15)
Net realized capital gains	(0.22)	(0.85)	(0.76)	(0.52)	(0.68)
Total dividends and distributions to shareholders	(0.30)	(1.01)	(0.91)	(0.72)	(0.83)
Net asset value, end of period	$23.59	$16.06	$16.90	$20.37	$17.60
Total investment return/(loss)(3)	49.28%	0.32%	(12.09)%	20.11%	13.97%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,635,318	$2,839,337	$2,899,018	$3,413,559	$2,724,995
Ratio of expenses to average net assets(4)	0.55%	0.56%	0.55%	0.55%	0.56%
Ratio of net investment income/(loss) to average net assets(4)	1.05%	1.05%	0.96%	0.76%	0.72%
Portfolio turnover rate	5%	14%	7%	2%	5%

(1)	The selected per share data is calculated using the average shares outstanding method for the period.
(2)	Amount less than $(0.005) per share.
(3)

Total investment return/(loss) is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(4)	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

The accompanying notes are an integral part of the financial statements.

19

FREE MARKET FUNDS

FREE MARKET INTERNATIONAL EQUITY FUND

Financial Highlights

Contained below is per share operating performance data for each share outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	For the Year Ended August 31, 2021	For the Year Ended August 31, 2020	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017
Per Share Operating Performance
Net asset value, beginning of period	$8.89	$9.09	$10.72	$10.97	$9.24
Net investment income/(loss)(1)	0.18	0.19	0.21	0.22	0.14
Net realized and unrealized gain/(loss) on investments	2.84	(0.13)	(1.47)	(0.10)	1.89
Net increase/(decrease) in net assets resulting from operations	3.02	0.06	(1.26)	0.12	2.03
Dividends and distributions to shareholders from:
Net investment income	(0.13)	(0.14)	(0.18)	(0.26)	(0.19)
Net realized capital gains	(0.18)	(0.12)	(0.19)	(0.11)	(0.11)
Total dividends and distributions to shareholders	(0.31)	(0.26)	(0.37)	(0.37)	(0.30)
Net asset value, end of period	$11.60	$8.89	$9.09	$10.72	$10.97
Total investment return/(loss)(2)	34.43%	0.30%	(11.66)%	0.98%	22.50%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,682,213	$2,153,655	$2,154,908	$2,312,863	$2,190,068
Ratio of expenses to average net assets(3)	0.56%	0.58%	0.58%	0.57%	0.58%
Ratio of net investment income/(loss) to average net assets(3)	1.70%	2.13%	2.22%	1.93%	1.42%
Portfolio turnover rate	5%	28%	4%	3%	2%

(1)	The selected per share data is calculated using the average shares outstanding method for the period.
(2)

Total investment return/(loss) is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(3)	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

The accompanying notes are an integral part of the financial statements.

20

FREE MARKET FUNDS

FREE MARKET FIXED INCOME FUND

Financial Highlights

Contained below is per share operating performance data for each share outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	For the Year Ended August 31, 2021	For the Year Ended August 31, 2020	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017
Per Share Operating Performance
Net asset value, beginning of period	$10.61	$10.47	$10.22	$10.36	$10.43
Net investment income/(loss)(1)	0.03	0.15	0.27	0.10	0.10
Net realized and unrealized gain/(loss) on investments	— (2)	0.16	0.24	(0.14)	(0.06)
Net increase/(decrease) in net assets resulting from operations	0.03	0.31	0.51	(0.04)	0.04
Dividends and distributions to shareholders from:
Net investment income	(0.05)	(0.17)	(0.26)	(0.09)	(0.11)
Net realized capital gains	(0.03)	—	— (2)	(0.01)	—
Return of capital	— (2)	—	—	—	—
Total dividends and distributions to shareholders	(0.08)	(0.17)	(0.26)	(0.10)	(0.11)
Net asset value, end of period	$10.56	$10.61	$10.47	$10.22	$10.36
Total investment return/(loss)(3)	0.31%	2.98%	5.11%	(0.35)%	0.39%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,820,610	$2,307,909	$2,748,593	$2,867,621	$2,503,032
Ratio of expenses to average net assets(4)	0.56%	0.56%	0.55%	0.55%	0.56%
Ratio of net investment income/(loss) to average net assets(4)	0.27%	1.39%	2.62%	1.02%	0.94%
Portfolio turnover rate	2%	46%	3%	0%	0%

(1)	The selected per share data is calculated using the average shares outstanding method for the period.
(2)	Amount less than $(0.005) per share.
(3)

Total investment return/(loss) is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(4)	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

The accompanying notes are an integral part of the financial statements.

21

FREE MARKET FUNDS

Notes to Financial Statements

AUGUST 31, 2021

1.	Organization and Significant Accounting Policies

The RBB Fund, Inc. (“RBB” or the “Company”) was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. RBB is a “series fund,” which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has thirty-nine separate investment portfolios, including the Free Market U.S. Equity Fund, the Free Market International Equity Fund and the Free Market Fixed Income Fund (each a “Fund,” collectively the “Funds”). Each Fund operates as a “fund of funds” and commenced investment operations on December 31, 2007.

RBB has authorized capital of one hundred billion shares of common stock of which 88.223 billion shares are currently classified into one hundred and ninety-three classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio.

Free Market U.S. Equity and Free Market International Equity’s investment objective is to seek long-term capital appreciation. Free Market Fixed Income’s investment objective is to seek total return (consisting of current income and capital appreciation).

The Funds are investment companies and follow accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 “Financial Services - Investment Companies”.

The end of the reporting period for the Funds is August 31, 2021, and the period covered by these Notes to Financial Statements is the fiscal period ended August 31, 2021 (the “current fiscal period”).

Investment Company Securities – The Funds pursue their investment objectives by investing primarily in shares of registered, open-end investment companies and exchange-traded funds (“ETFs”) (collectively, “underlying funds”). When a Fund invests in underlying funds it will indirectly bear its proportionate share of any fees and expenses payable directly by the underlying fund. In connection with its investments in other investment companies, a Fund will incur higher expenses, many of which may be duplicative. Furthermore, because the Funds invest in shares of ETFs and underlying funds their performances are directly related to the ability of the ETFs and underlying funds to meet their respective investment objectives, as well as the allocation of each Fund’s assets among the ETFs and underlying funds. Accordingly, the Funds’ investment performance will be influenced by the investment strategies of and risks associated with the ETFs and underlying funds in direct proportion to the amount of assets the Funds allocate to the ETFs and underlying funds utilizing such strategies. As disclosed in the Portfolio of Investments, the Funds invest in a number of different underlying funds, including underlying funds that are portfolios of DFA Investment Dimensions Group Inc., and Dimensional Investment Group Inc. (collectively, “DFA Underlying Funds”) and iShares by BlackRock (“iShares Underlying Funds”). Information about DFA Underlying Funds and iShares Underlying Funds’ risks may be found in such DFA Underlying Funds’ and iShares Underlying Funds’ annual or semiannual report to shareholders, which can be found at us.dimensional.com and iShares.com, respectively. Additional information about derivatives related risks, if applicable, may also be found in each such DFA Underlying Fund or iShares Underlying Funds’ annual or semiannual report to shareholders. The annual and semiannual reports to shareholders for the underlying funds may also be found by visiting the SEC’s website at http://www.sec.gov.

PORTFOLIO VALUATION — Investments in the underlying funds are valued at each Fund’s net asset value (“NAV”) determined as of the close of business on the New York Stock Exchange (generally 4:00 p.m. Eastern time). Investments in Exchange-Traded Funds (“ETFs”) are valued at their last reported sale price. As required, some securities and assets may be valued at fair value as determined in good faith by the Company’s Board of Directors (the “Board”). Direct investments in fixed income securities are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings, and are deemed representative of market values at the close of the market.

FAIR VALUE MEASUREMENTS — The inputs and valuation techniques used to measure the fair value of the Funds’ investments are summarized into three levels as described in the hierarchy below:

● Level 1 —	Prices are determined using quoted prices in active markets for identical securities.

● Level 2 —	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

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FREE MARKET FUNDS

Notes to Financial Statements (Continued)

AUGUST 31, 2021

● Level 3 —	Prices are determined using significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of the end of the reporting period, in valuing the Funds’ investments carried at fair value:

FREE MARKET U.S. EQUITY FUND

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3	INVESTMENTS MEASURED AT NET ASSET VALUE*
Domestic Equity Funds	$3,630,542,893	$3,439,333,496	$—	$—	$191,209,397
Short-Term Investments	3,073,429	3,073,429	—	—	—
Total Investments**	$3,633,616,322	$3,442,406,925	$—	$—	$191,209,397

*

Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities.

**	Please refer to the Portfolio of Investments for further details.

FREE MARKET INTERNATIONAL EQUITY FUND

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3	INVESTMENTS MEASURED AT NET ASSET VALUE*
International Equity Funds	$2,676,927,513	$2,267,348,632	$—	$—	$409,578,881
Short-Term Investments	3,667,952	3,667,952	—	—	—
Total Investments**	$2,680,595,465	$2,271,016,584	$—	$—	$409,578,881

*

Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities.

**	Please refer to the Portfolio of Investments for further details.

FREE MARKET FIXED INCOME FUND

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3	INVESTMENTS MEASURED AT NET ASSET VALUE*
Fixed Income Funds	$2,803,598,099	$2,803,598,099	$—	$—	$—
Short-Term Investments	15,482,588	15,482,588	—	—	—
Total Investments**	$2,819,080,687	$2,819,080,687	$—	$—	$—

*

Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities.

**	Please refer to the Portfolio of Investments for further details.

23

FREE MARKET FUNDS

Notes to Financial Statements (Continued)

AUGUST 31, 2021

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Funds’ investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Funds may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) requires each Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period. A reconciliation of Level 3 investments is presented only when a Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all Level 3 transfers are disclosed if a Fund had an amount of total Level 3 transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

During the current fiscal period, the Funds had no Level 3 transfers.

USE OF ESTIMATES — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and those differences could be significant.

INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES — The Funds record security transactions based on trade date for financial reporting purposes. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income (including amortization of premiums and accretion of discounts) is accrued when earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Each Fund’s investment income, expenses (other than class specific expenses) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Certain expenses are shared with PENN Capital Funds Trust (the “Trust”), a series trust of affiliated funds. Expenses incurred on behalf of a specific class, fund or fund family of the Company or Trust are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all funds (such as director or professional fees) are charged to all funds in proportion to their average net assets of RBB and the Trust, or in such other manner as the Board deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are accrued daily and taken into account for the purpose of determining the NAV of the Funds. In addition to the net annual operating expenses that the Funds bear directly, the shareholders indirectly bear the Funds’ pro-rata expenses of the underlying mutual funds in which each Fund invests.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid at least annually to shareholders recorded on the ex-dividend date for each Fund with the exception of the Free Market Fixed Income Fund which declares and pays quarterly dividends from net investment income. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

24

FREE MARKET FUNDS

Notes to Financial Statements (Continued)

AUGUST 31, 2021

U.S. TAX STATUS — No provision is made for U.S. income taxes as it is each Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

MARKET RISK — The value of a Fund’s shares will fluctuate as a result of the movement of the overall stock market or the value of the underlying fund held by a Fund, and you could lose money.

CORONAVIRUS (COVID-19) PANDEMIC — The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. Although vaccines for COVID-19 are becoming more widely available, the ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers are not known. The operational and financial performance of the issuers of securities in which the Funds invest depends on future developments, including the duration and spread of the outbreak and the pace of recovery which may vary market to market, and such uncertainty may in turn adversely affect the value and liquidity of the Funds’ investments, impair the Funds’ ability to satisfy redemption requests, and negatively impact the Funds’ performance.

CASH AND CASH EQUIVALENTS — Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

OTHER — In the normal course of business, the Funds may enter into contracts that provide general indemnifications. Each Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future, and, therefore, cannot be estimated; however, the Funds expect the risk of material loss for such claims is considered to be remote.

For additional information about the DFA Underlying Funds and iShares Underlying Funds’ valuation policies, refer to the DFA Underlying Funds and iShares Underlying Funds’ most recent annual or semiannual report which can be found at us.dimensional.com and iShares.com, respectively.

2.	Investment Adviser and Other Services

Matson Money, Inc. (“Matson Money” or the “Adviser”), serves as the investment adviser to each Fund. Each Fund compensates the Adviser for its services at an annual rate based on each Fund’s average daily net assets (the “Advisory Fee”), payable on a monthly basis in arrears, as shown in the following tables.

AVERAGE DAILY NET ASSETS	ADVISORY FEE
For the first $1 billion	0.50%
Over $1 billion to $3 billion	0.49
Over $3 billion to $5 billion	0.48
Over $5 billion	0.47

The Adviser has voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent that total annual Fund operating expenses exceed the rates (“Expense Caps”) shown in the following table annually of each Fund’s average daily net assets. The Adviser may not recoup waived management fees or reimbursed expenses. The Adviser may discontinue these arrangements at any time.

FUND	EXPENSE CAPS
Free Market U.S. Equity Fund	1.13%
Free Market International Equity Fund	1.35
Free Market Fixed Income Fund	1.00

25

FREE MARKET FUNDS

Notes to Financial Statements (Continued)

AUGUST 31, 2021

During the current fiscal period, investment advisory fees accrued were as follows:

FUND	ADVISORY FEES
Free Market U.S. Equity Fund	$16,213,196
Free Market International Equity Fund	11,995,103
Free Market Fixed Income Fund	12,510,855

U.S. Bancorp Fund Services, LLC (“Fund Services”), doing business as U.S. Bank Global Fund Services, serves as administrator for the Funds. For providing administrative and accounting services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Fund Services serves as the Funds’ transfer and dividend disbursing agent. For providing transfer agent services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

U.S. Bank, N.A. (the “Custodian”) provides certain custodial services to the Funds. The Custodian is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Effective as of January 4, 2021, Herald Investment Marketing, LLC (the “Distributor”), an affiliate of Vigilant Compliance, LLC, serves as the principal underwriter and distributor of the Funds’ shares pursuant to a Distribution Agreement with RBB. Prior to January 4, 2021, Quasar Distributors, LLC, a wholly-owned broker-dealer subsidiary of Foreside Financial Group, LLC, served as the principal underwriter and distributor of the Funds’ shares pursuant to a Distribution Agreement with RBB.

For compensation amounts paid to Fund Services and the Custodian, please refer to the Statements of Operations.

3.	Director and Officer Compensation

The Directors of the Company receive an annual retainer and meeting fees for meetings attended. An employee of Vigilant Compliance, LLC serves as President and Chief Compliance Officer of the Company. Vigilant Compliance, LLC is compensated for the services provided to the Company. Employees of RBB serve as Treasurer, Secretary and Director of Marketing & Business Development of the Company. They are compensated for services provided. Certain employees of Fund Services serve as officers of the Company. They are not compensated by the Funds or the Company. For Director and Officer compensation amounts, please refer to the Statements of Operations.

4.	Purchases and Sales of Investment Securities

During the current fiscal period, aggregate purchase and sales of investment securities (excluding short-term investments) of the Funds were as follows:

	Purchases	Sales
Free Market U.S. Equity Fund	$161,721,643	$596,504,687
Free Market International Equity Fund	112,807,035	251,642,463
Free Market Fixed Income Fund	570,347,401	58,457,020

There were no purchases or sales of long-term U.S. Government securities during the current fiscal period.

5.	Federal Income Tax Information

The Funds have followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Funds to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Funds have

26

FREE MARKET FUNDS

Notes to Financial Statements (Continued)

AUGUST 31, 2021

determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Funds are subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

As of August 31, 2021, the federal tax cost and aggregate gross unrealized appreciation and depreciation of investments held by each Fund were as follows:

	FEDERAL TAX COST	UNREALIZED APPRECIATION	UNREALIZED (DEPRECIATION)	NET UNREALIZED APPRECIATION/ (DEPRECIATION)
Free Market U.S. Equity Fund	$1,971,548,015	$1,681,134,347	$(19,066,039)	$1,662,068,308
Free Market International Equity Fund	2,063,636,097	647,782,055	(30,822,686)	616,959,369
Free Market Fixed Income Fund	2,757,268,044	67,609,941	(5,797,298)	61,812,643

Distributions to shareholders, if any, from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

Permanent differences as of August 31, 2021, primarily attributable to equalization, were reclassified among the following accounts:

	DISTRIBUTABLE EARNINGS/(LOSS)	Paid-In Capital
Free Market U.S. Equity Fund	$(11,149,335)	$11,149,335
Free Market International Equity Fund	—	—
Free Market Fixed Income Fund	—	—

As of August 31, 2021, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Capital Loss CarryForwards	NET Unrealized Appreciation/ (Depreciation)
Free Market U.S. Equity Fund	$32,386,078	$74,544,126	$—	$1,662,068,308
Free Market International Equity Fund	35,219,288	—	(96,762,516)	616,959,369
Free Market Fixed Income Fund	—	—	—	61,812,643

The differences between the book and tax basis components of distributable earnings relate primarily to the timing of recognition of income and gains for federal income tax purposes and are inclusive of underlying partnerships and investments. Short-term and foreign currency gains, if applicable, are reported as ordinary income for federal income tax purposes.

The tax character of distributions paid during the fiscal years ended August 31, 2021 and August 31, 2020 were as follows:

		Ordinary Income	Long-Term Gains	RETURN OF CAPITAL	Total
Free Market U.S. Equity Fund	2021	$14,110,436	$36,596,069	$—	$50,706,505
	2020	26,516,498	142,896,321	—	169,412,819
Free Market International Equity Fund	2021	29,143,899	41,225,666	—	$70,369,565
	2020	32,785,339	27,318,438	—	60,103,777
Free Market Fixed Income Fund	2021	11,112,294	6,838,031	79,992	$18,030,317
	2020	41,833,397	—	—	41,833,397

27

FREE MARKET FUNDS

Notes to Financial Statements (Concluded)

AUGUST 31, 2021

Distributions from net investment income and short-term capital gains are treated as ordinary income for federal income tax purposes.

The Funds are permitted to carry forward capital losses for an unlimited period. Capital losses that are carried forward will retain their character as either short-term or long-term capital losses. As of August 31, 2021, the Free Market International Equity Fund had $15,267,481 of short-term capital loss carryforwards and $81,495,035 of long-term capital loss carryforwards.

6.	NEW ACCOUNTING PRONOUNCEMENTS AND REGULATORY UPDATES

In October 2020, the Securities and Exchange Commission (“SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and require funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. Funds will be required to comply with Rule 18f-4 by August 19, 2022. It is not currently clear what impact, if any, Rule 18f-4 will have on the availability, liquidity or performance of derivatives. Management is currently evaluating the potential impact of Rule 18f-4 on the Funds. When fully implemented, Rule 18f-4 may require changes in how a Fund uses derivatives, adversely affect a Fund’s performance and increase costs related to a Fund’s use of derivatives.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Funds will be required to comply with the rules by September 8, 2022. Management is currently assessing the potential impact of the new rules on the Funds’ financial statements.

7.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined there were no subsequent events.

28

FREE MARKET FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of The RBB Fund, Inc. and Shareholders of Free Market U.S. Equity Fund, Free Market International Equity Fund and Free Market Fixed Income Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Free Market U.S. Equity Fund, Free Market International Equity Fund and Free Market Fixed Income Fund (three of the funds constituting The RBB Fund, Inc., hereafter collectively referred to as the “Funds”) as of August 31, 2021, the related statements of operations for the year ended August 31, 2021, the statements of changes in net assets for each of the two years in the period ended August 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2021 and each of the financial highlights for each of the five years in the period ended August 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinions.

Philadelphia, Pennsylvania
October 29, 2021

We have served as the auditor of one or more Matson Money, Inc. investment companies since 2008.

29

FREE MARKET FUNDS

SHAREHOLDER TAX INFORMATION

(UNAUDITED)

The tax character of dividends and distributions paid during the fiscal year ended August 31, 2021 were as follows:

	Ordinary Income	Long-Term CAPITAL GAINS	RETURN OF CAPITAL	Total
Free Market U.S. Equity Fund	$14,110,436	$36,596,069	$—	$50,706,505
Free Market International Equity Fund	29,143,899	41,225,666	—	70,369,565
Free Market Fixed Income Fund	11,112,294	6,838,031	79,992	18,030,317

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) are 0.00% for each Fund.

The percentage of total ordinary income dividends qualifying for the 15% dividend income tax rate is 100% for the Free Market U.S. Equity Fund and 78.05% for the Free Market International Equity Fund.

The percentage of total ordinary dividends qualifying for the corporate dividends received deduction is 100% for the Free Market U.S. Equity Fund.

The percentage of qualified interest income related dividends not subject to withholding tax for non-resident aliens and foreign corporations is 64.14% for the Free Market Fixed Income Fund. A total of 52.55% of the dividend distributed during the fiscal year was derived from U.S. Government securities, which is generally exempt from state income tax for the Free Market Fixed Income Fund.

Because each Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2021. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2022.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Funds, if any. The Free Market International Equity Fund passed through foreign tax credits of $4,863,390 and earned $52,628,259 of gross foreign source income during the fiscal year.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Funds.

30

FREE MARKET FUNDS

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities as well as information regarding how the Funds voted proxies relating to portfolio securities for the most recent twelve-month period ended June 30 are available without charge, upon request, by calling Free Market Funds at (866) 780-0357, ext. 3863 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Company files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) as an exhibit to its report on Form N-PORT. The Company’s Form N-PORT is available on the SEC’s website at http://www.sec.gov.

Free Market Funds Approval of Investment Advisory Agreements

As required by the 1940 Act, the Board, including all of the Directors who are not “interested persons” of the Company, as that term is defined in the 1940 Act (the “Independent Directors”), considered the renewal of the investment advisory agreement between Matson Money and the Company (the “Investment Advisory Agreement”) on behalf of the Free Market U.S. Equity Fund, Free Market International Equity Fund and Free Market Fixed Income Fund (for this section only, each a “Fund” and collectively the “Funds”), at a meeting of the Board held on May 12-13, 2021 (the “Meeting”). At the Meeting, the Board, including all of the Independent Directors, approved the Investment Advisory Agreement for an additional one-year term. The Board’s decision to approve the Investment Advisory Agreement reflects the exercise of its business judgment to continue the existing arrangement. In approving the Investment Advisory Agreement, the Board considered information provided by Matson Money with the assistance and advice of counsel to the Independent Directors and the Company.

In considering the renewal and approval of the Investment Advisory Agreement between the Company and Matson Money with respect to the Funds, the Directors took into account all the materials provided prior to and during the Meeting and at other meetings throughout the past year, the presentations made during the Meeting, and the discussions held during the Meeting. Among other things, the Directors considered (i) the nature, extent, and quality of Matson Money’s services provided to the Funds; (ii) descriptions of the experience and qualifications of Matson Money’s personnel providing those services; (iii) Matson Money’s investment philosophies and processes; (iv) Matson Money’s assets under management and client descriptions; (v) Matson Money’s current advisory fee arrangements with the Company and other similarly managed clients; (vi) Matson Money’s compliance procedures; (vii) Matson Money’s financial information, insurance coverage and profitability analysis related to providing advisory services to the Funds; (viii) the extent to which economies of scale are relevant to the Funds; (ix) a report prepared by Broadridge/Lipper comparing each Fund’s management fees and total expense ratio to those of its respective Lipper Group and comparing the performance of each Fund to the performance of its respective Lipper Group; and (x) a report comparing the performance of each Fund to the performance of its primary and composite benchmarks.

As part of their review, the Directors considered the nature, extent and quality of the services provided by Matson Money. The Directors concluded that Matson Money had substantial resources to provide services to the Funds and that Matson Money’s services had been acceptable.

The Directors also considered the investment performance of the Funds and Matson Money. Information on the Funds’ investment performance was provided for the year-to-date, one-year, five-year, ten-year, and since-inception periods, as applicable, and for the quarter ended March 31, 2021. The Directors considered the Funds’ investment performance in light of their investment objectives and investment strategies. The Directors concluded that the investment performance of each of the Funds as compared to their respective benchmarks and Lipper Groups was acceptable.

31

FREE MARKET FUNDS

Other Information (Concluded)

(Unaudited)

In reaching this conclusion, the Directors observed that the Free Market U.S. Equity Fund had outperformed its benchmark for the year-to-date period ended March 31, 2021, and underperformed its benchmark for the one-year, five-year, ten-year, and since-inception periods ended March 31, 2021. The Directors also noted that the Free Market U.S. Equity Fund ranked in the 5th quintile in its Performance Group for the one-year, two-year, three-year, four-year and five-year periods ended December 31, 2020.

The Directors noted the Free Market International Equity Fund had outperformed its benchmark for the year-to-date, one-year, and since-inception periods, and underperformed its benchmark for the five-year and ten-year periods, each ended March 31, 2021. The Directors also noted that the Free Market International Equity Fund ranked in the 3rd quintile in its Performance Group for the one-year, two-year, three-year and four-year periods and in the 2nd quintile for the five-year period ended December 31, 2020.

The Directors noted the Free Market Fixed Income Fund had outperformed its benchmark for the one-year period, and underperformed its benchmark for the year-to-date, five-year, ten-year, and since-inception periods, each ended March 31, 2021. The Directors also noted that the Free Market Fixed Income Fund ranked in the 4th quintile in its Performance Group for the one-year period and in the 5th quintile for the two-year, three-year, four-year and five-year periods ended December 31, 2020.

The Board also considered the advisory fee rates payable by the Funds under the Investment Advisory Agreement. In this regard, information on the fees paid by the Funds and the Funds’ total operating expense ratios (before and after the voluntary fee waiver and expense reimbursements) were compared to similar information for mutual funds advised by other, unaffiliated investment advisory firms.

The Directors noted that the actual advisor fee of the Free Market U.S. Equity Fund ranked in the 3rd quintile of the Fund’s Lipper Expense Group, and that the total expenses of the Fund ranked in the 2nd quintile of its Lipper Expense Group.

The Directors noted that the actual advisor fee of the Free Market International Equity Fund ranked in the 1st quintile of the Fund’s Lipper Expense Group, and that the total expenses of the Fund ranked in the 1st quintile of its Lipper Expense Group.

The Directors noted that the actual advisor fee of the Free Market Fixed Income Fund ranked in the 3rd quintile of the Fund’s Lipper Expense Group, and that the total expenses of the Fund ranked in the 1st quintile of its Lipper Expense Group.

In addition, the Directors took note that Matson Money had voluntarily agreed to waive its advisory fee and reimburse expenses in order to limit total annual Fund operating expenses to 1.13%, 1.35% and 1.00% of the average daily net assets of the Free Market U.S. Equity Fund, Free Market International Equity Fund and Free Market Fixed Income Fund, respectively.

After reviewing the information regarding the Funds’ costs, profitability and economies of scale, and after considering Matson Money’s services, the Directors concluded that the investment advisory fees paid by the Funds were fair and reasonable and that the Investment Advisory Agreements should be approved and continued for an additional one year period ending August 16, 2022.

32

FREE MARKET FUNDS

Liquidity Risk Management Program

(Unaudited)

The Company has adopted and implemented a Liquidity Risk Management Program (the “Company Program”) as required by rule 22e-4 under the Investment Company Act of 1940. In accordance with the Company Program, the “Adviser has adopted and implemented a liquidity risk management program (the “Adviser Program” and together with the Company Program, the “Programs”) on behalf of the Free Market Fixed Income Fund, Free Market U.S. Equity Fund, and Free Market International Equity Fund (each a “Fund” and together, the “Funds”). The Programs seek to assess, manage and review each Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interest in the Fund.

The Board has appointed Vigilant Compliance, LLC (“Vigilant”) as the program administrator for the Company Program and the Adviser as the program administrator for the Company Program. The Adviser has delegated oversight of the Adviser Program to its Liquidity Risk Committee, whose process of monitoring and determining the liquidity of each Fund’s investments is supported by one or more third-party vendors.

At meetings held during the fiscal period, the Board and its Investment and Regulatory Oversight Committee received and reviewed a written report (the “Report”) of Vigilant and the Adviser concerning the operation of the Programs for the period from January 1, 2020 to December 31, 2020 (the “Period”). The Report summarized the operation of the Programs and the information and factors considered by Vigilant and the Adviser in reviewing the adequacy and effectiveness of the implementation of the Programs with respect to each Fund. Such information and factors included, among other things: (i) the methodology used to classify the liquidity of each Fund’s portfolio investments and the Adviser’s assessment that each Fund’s strategy remained appropriate for an open-end mutual fund; (ii) that each Fund held primarily highly liquid assets (investments that the Fund anticipates can be converted to cash within 3 business days or less in current market conditions without significantly changing their market value); (iii) that none of the Funds required the establishment of a highly liquid investment minimum and the methodology for that determination; (iv) confirmation that none of the Funds had breached the 15% maximum illiquid security threshold (investments that cannot be sold or disposed of in seven days or less in current market conditions without the sale of the investment significantly changing the market value of the investment) and the procedures for monitoring compliance with the limit; (v) that the processes, technologies and third-party vendors used to assess, manage, and/or periodically review each Fund’s Liquidity Risk functioned appropriately during the Period; and (vi) that the Programs operated adequately during the Period. The Report also indicated that there were no material changes made to the Programs during the Period.

Based on the review, the Report concluded that the Programs were being implemented effectively and reasonably designed to assess and manage Liquidity Risk in each Fund’s portfolio.

There can be no assurance that the Company Program or the Adviser Program will achieve its objectives under all circumstances in the future. Please refer to the Funds’ prospectus for more information regarding a Fund’s exposure to liquidity risk and other risks to which it may be subject.

33

FREE MARKET FUNDS

COMPANY MANAGEMENT

(UNAUDITED)

Directors and Executive Officers

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their ages, business addresses and principal occupations during the past five years are set forth below. The statement of additional information (“SAI”) includes additional information about the Directors and is available without charge, upon request, by calling 866-780-0357, ext. 3863.

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
INDEPENDENT DIRECTORS
Julian A. Brodsky 615 East Michigan Street Milwaukee, WI 53202 Age: 88	Director	1988 to present	From 1969 to 2011, Director and Vice Chairman, Comcast Corporation (cable television and communications).	46	AMDOCS Limited (service provider to telecommunications companies).
J. Richard Carnall 615 East Michigan Street Milwaukee, WI 53202 Age: 82	Director	2002 to present	Since 1984, Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.); since 2004, Director of Cornerstone Bank.	46	None.
Gregory P. Chandler 615 East Michigan Street Milwaukee, WI 53202 Age: 54	Director	2012 to present	Since 2020, Chief Financial Officer, Herspiegel Consulting LLC (life sciences consulting services); 2020, Chief Financial Officer, Avocado Systems Inc. (cyber security software provider); 2009-2020, Chief Financial Officer, Emtec, Inc. (information technology consulting/services).	46

Emtec, Inc. (until December 2019); FS Investment Corporation (business development company) (until December 2018); FS Energy and Power Fund (business development company); Wilmington Funds (12 portfolios) (registered investment company).

Nicholas A. Giordano 615 East Michigan Street Milwaukee, WI 53202 Age: 78	Director	2006 to present	Since 1997, Consultant, financial services organizations.	46

IntriCon Corporation (biomedical device manufacturer); Kalmar Pooled Investment Trust (registered investment company) (until September 2017); Wilmington Funds (12 portfolios) (registered investment company); Independence Blue Cross (healthcare insurance) (until 2021).

34

FREE MARKET FUNDS

COMPANY MANAGEMENT (CONTINUED)

(UNAUDITED)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
INDEPENDENT DIRECTORS
Arnold M. Reichman 615 East Michigan Street Milwaukee, WI 53202 Age: 73	Chairman Director	2005 to present 1991 to present	Retired.	46	EIP Investment Trust (registered investment company).
Brian T. Shea 615 East Michigan Street Milwaukee, WI 53202 Age: 61	Director	2018 to present	From 2014-2017, Chief Executive Officer, BNY Mellon Investment Services (fund services, global custodian and securities clearing firm); from 1983-2014, Chief Executive Officer and various positions, Pershing LLC (broker dealer, clearing and custody firm).	46

WisdomTree Investments, Inc. (asset management company) (until March 2019); Fidelity National Information Services, Inc. (financial services technology company); Ameriprise Financial, Inc. (financial services company).

Robert A. Straniere 615 East Michigan Street Milwaukee, WI 53202 Age: 80	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; since 1980, Founding Partner, Straniere Law Group (law firm).	46	None.
INTERESTED DIRECTOR[2]
Robert Sablowsky 615 East Michigan Street Milwaukee, WI 53202 Age: 83	Vice Chairman Director	2016 to present 1991 to present	Since 2002, Senior Director – Investments and, prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	46	None.
OFFICERS
Salvatore Faia, JD, CPA, CFE Vigilant Compliance, LLC Gateway Corporate Center, Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 58	President Chief Compliance Officer	2009 to present 2004 to present

Since 2004, President, Vigilant Compliance, LLC (investment management services company); since 2005, Independent Trustee of EIP Investment Trust (registered investment company); since 2021, President and Chief Compliance Officer of Penn Capital Funds Trust.

				N/A	N/A

35

FREE MARKET FUNDS

COMPANY MANAGEMENT (CONTINUED)

(UNAUDITED)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
OFFICERS
James G. Shaw 615 East Michigan Street Milwaukee, WI 53202 Age: 60	Treasurer and Secretary	2016 to present

Treasurer and Secretary of The RBB Fund, Inc. (since 2016) and Penn Capital Funds Trust (since 2021); from 2005 to 2016, Assistant Treasurer of The RBB Fund, Inc.; from 1995 to 2016, Senior Director and Vice President of BNY Mellon Investment Servicing (US) Inc. (financial services company).

				N/A	N/A
Craig A. Urciuoli 615 East Michigan Street Milwaukee, WI 53202 Age: 46	Director of Marketing & Business Development	2019 to present	Director of Marketing & Business Development of The RBB Fund, Inc. (since 2019) and Penn Capital Funds Trust (since 2021); from 2000-2019, Managing Director, Third Avenue Management LLC.	N/A	N/A
Jennifer Witt 615 East Michigan Street Milwaukee, WI 53202 Age: 38	Assistant Treasurer	2018 to present

Since 2020, Vice President, U.S. Bank Global Fund Services (fund administrative services firm); from 2016 to 2020, Assistant Vice President, U.S. Bank Global Fund Services; from 2007 to 2016, Supervisor, Nuveen Investments (registered investment company).

				N/A	N/A
Edward Paz 615 East Michigan Street Milwaukee, WI 53202 Age: 50	Assistant Secretary	2016 to present	Since 2007, Vice President and Counsel, U.S. Bancorp Fund Services, LLC (fund administrative services firm).	N/A	N/A
Michael P. Malloy One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 62	Assistant Secretary	1999 to present	Since 1993, Partner, Faegre Drinker Biddle & Reath LLP (law firm).	N/A	N/A
Jillian L. Bosmann One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 42	Assistant Secretary	2017 to present	Since 2017, Partner, Faegre Drinker Biddle & Reath LLP (law firm).	N/A	N/A

*	Each Director oversees 46 portfolios of the fund complex, consisting of the series in the Company and Penn Capital Funds Trust (7 portfolios).

1.

Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his or her successor is elected and qualified or his or her death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has

36

FREE MARKET FUNDS

COMPANY MANAGEMENT (CONCLUDED)

(UNAUDITED)

approved waivers of the policy with respect to Messrs. Brodsky, Carnall, Giordano, Sablowsky and Straniere. Each officer holds office at the pleasure of the Board until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

2.

Mr. Sablowsky is considered an “interested person” of the Company as that term is defined in the 1940 Act and is referred to as an “Interested Director.” Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as an employee of Oppenheimer & Co., Inc., a registered broker-dealer.

Director Experience, Qualifications, Attributes and/or Skills

The information above includes each Director’s principal occupations during the last five years. Each Director possesses extensive additional experience, skills and attributes relevant to his qualifications to serve as a Director. The cumulative background of each Director led to the conclusion that each Director should serve as a Director of the Company. Mr. Giordano has years of experience as a consultant to financial services organizations and also serves on the boards of other registered investment companies. Mr. Reichman brings decades of investment management experience to the Board, in addition to senior executive-level management experience. Mr. Straniere has been a practicing attorney for over 30 years and has served on the boards of an asset management company and another registered investment company. Mr. Brodsky has over 40 years of senior executive-level management experience in the cable television and communications industry. Mr. Sablowsky has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the financial services industry. Mr. Carnall has decades of senior executive-level management experience in the banking and financial services industry and also serves on the boards of various corporations and a bank. Mr. Chandler has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the investment technology consulting/services and investment banking/brokerage industries, and also serves on various boards. Mr. Shea has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the brokerage, clearing and investment services industry, including service on the boards of industry regulatory organizations and a university.

37

FREE MARKET FUNDS

PRIVACY NOTICE

(UNAUDITED)

FACTS	WHAT DO THE FREE MARKET FUNDS DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number

● account balances

● account transactions

● transaction history

● wire transfer instructions

● checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Free Market Funds choose to share; and whether you can limit this sharing.

Reasons we can share your information	Do the Free Market Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call (866) 780-0357 Ext. 3863 or go to www.MatsonMoney.com

38

FREE MARKET FUNDS

PRIVACY NOTICE (CONCLUDED)

(UNAUDITED)

What we do
How does the Free Market Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does the Free Market Funds collect my personal information?

We collect your personal information, for example, when you

● open an account

● provide account information

● give us your contact information

● make a wire transfer

● tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes — information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Our affiliates include McGriff Video Productions and Matson Money, Inc.
Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

● The Free Market Funds don’t share with nonaffiliates so they can market to you. The Funds may share information with nonaffiliates that perform marketing services on our behalf.

Joint marketing

A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

● The Free Market Funds may share your information with other financial institutions with whom we have joint marketing arrangements who may suggest additional fund services or other investment products which may be of interest to you.

39

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Investment Adviser

Matson Money, Inc.
5955 Deerfield Blvd.
Mason, OH 45040

Administrator and Transfer Agent

U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201

Principal Underwriter

Herald Investment Marketing, LLC
Gateway Corporate Center, Suite 216
223 Wilmington West Chester Pike
Chadds Ford, PA 19317

Custodian

U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
Two Commerce Square, Suite 1800
2001 Market Street
Philadelphia, PA 19103-7042

Legal Counsel

Faegre Drinker Biddle & Reath LLP
One Logan Square, Suite 2000
Philadelphia, PA 19103-6996

FMFI-AR21

MATSON MONEY U.S. EQUITY VI PORTFOLIO
MATSON MONEY INTERNATIONAL EQUITY VI PORTFOLIO
MATSON MONEY FIXED INCOME VI PORTFOLIO

of

The RBB Fund, Inc.

Annual Report

August 31, 2021

This report is submitted for the general information of the shareholders of the Portfolios. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Portfolios.

MATSON MONEY VI PORTFOLIOS

Annual Investment Adviser’s Report

August 31, 2021 (Unaudited)

Matson Money U.S. Equity VI Portfolio

The twelve-month period ended August 31, 2021 saw some periods of noticeable volatility in domestic equity markets. Common news stories over the past twelve months have included continued coverage of the global COVID-19 pandemic and the availability of the vaccines, reopening of the economy and attempts to return to some level of normalcy, indices hitting record highs, a significant drop in the U.S. unemployment rate, the 2020 presidential election, and the withdrawal of U.S. troops from Afghanistan. The performance of U.S. equities in 2021 has begun to reverse course from the beginning of 2020 and has shown strong positive trajectory despite noticeable volatility.

For the twelve months ended August 31, 2021, the Matson Money U.S. Equity VI Portfolio provided a total return of 49.31% at net asset value. This compares with a return of 45.87% over the same period for the Portfolio’s benchmark, the Russell 2500® Index.

As a result of the Matson Money U.S. Equity VI Portfolio’s diversified investment approach, performance principally was determined by broad structural trends in equity markets, rather than the behavior of a limited number of stocks. Among the most important factors explaining differences in the performance of diversified equity funds, like the Matson Money U.S. Equity VI Portfolio, are the size and value/growth characteristics of the underlying fund holdings. Size is measured by market capitalization and “value” classification is a function of stock price relative to one or more fundamental characteristics.

U.S. small company stocks performed better than U.S. large company stocks during the period. The Russell 2000® Index returned 47.08%, while the S&P 500® Index was up 31.17% for the twelve-month period ended August 31, 2021. Furthermore, for the same time-period, the Russell 2000® Value Index returned 59.49% and the Russell 1000® Value Index returned 36.44%.

In summary, U.S. small cap stocks performed better than large cap stocks and U.S. value stocks outperformed U.S. growth stocks. Factors that contributed to the Portfolio’s overperformance compared to its benchmark can largely be explained by its tilt toward small cap and value stocks, as well as the Portfolio’s limited exposure to real estate investment trusts.

Today’s environment underscores that markets are highly unpredictable over the short term. In other words, anything can happen, so we believe that a balanced, diversified, long-term approach is favored.

1

MATSON MONEY VI PORTFOLIOS

Annual Investment Adviser’s Report (Continued)

August 31, 2021 (Unaudited)

Matson Money International Equity VI Portfolio

The global markets experienced a roller coaster ride during the twelve-month period ended August 31, 2021. 2020 ended with international equity markets faring better than U.S. markets, however over the entire twelve months, U.S. equity markets outpaced international equity markets. We also saw the continued effects of the COVID-19 pandemic that has caused tremendous global human and economic hardships, while global markets attempted to return to some level of normalcy.

For the twelve months ended August 31, 2021, the Matson Money International Equity VI Portfolio provided a total return of 33.96% at net asset value. This compares with a return of 26.57% over the same period for the Portfolio’s benchmark, the MSCI World (ex USA) Index, which captures large and mid-cap representation across 22 of 23 Developed Markets (DM) countries excluding the U.S.

As a result of the Matson Money International Equity VI Portfolio’s diversified investment approach, performance principally was determined by broad structural trends in global equity markets, rather than the behavior of a limited number of stocks. Among the most important factors explaining differences in the behavior of diversified international equity funds, like the Matson Money International Equity VI Portfolio, are company size and company value/growth characteristics of the underlying fund holdings and broad exposure to emerging market equities.

International small company stocks fared better than international large company stocks during the fiscal year. The MSCI EAFE Small Cap Index returned 32.81% for the twelve months ended August 31, 2021, while the MSCI EAFE Index returned 26.12% for the same period. Furthermore, for the same time period, the MSCI EAFE Value Index rose by 26.99%, while the MSCI EAFE Small Cap Value Index returned 35.52% and the MSCI Emerging Markets Index returned 21.12%.

In summary, factors that contributed to the Portfolio’s overperformance compared to its benchmark can largely be explained by its tilt toward small cap and value stocks.

Today’s environment underscores that markets are highly unpredictable over the short term. In other words, anything can happen, so we believe that a balanced, diversified, long-term approach is favored.

2

MATSON MONEY VI PORTFOLIOS

Annual Investment Adviser’s Report (Continued)

August 31, 2021 (Unaudited)

Matson Money Fixed Income VI Portfolio

The U.S. economy experienced periods of volatility during the twelve months ended August 31, 2021. We continued to see the effects of the COVID-19 pandemic causing tremendous global human and economic hardship while global markets attempted to return to some level of normalcy. Disruptions to economic activity continued to affect financial conditions. The U.S. Federal Reserve continued to hold its policy rate close to zero to support the economic recovery. The broad proxy for the U.S. bond market, the Bloomberg U.S. Aggregate Bond Index fell -0.08%, while the Bloomberg Global Aggregate Bond Index (hedged) returned 0.76% for the twelve-month period ended August 31, 2021. As a result of the increase in interest rates, long-term bonds were outperformed by ones with shorter maturities. For the twelve months ended August 31, 2021, the Bloomberg U.S. Government/Credit 1-3 Years Index returned 0.15% while the Morningstar Long-Term U.S. Government Bond Index, which includes U.S. Treasury and U.S. Government Agency bonds with maturities of seven years or longer, returned -6.16%.

The Matson Money Fixed Income VI Portfolio focuses on assets that invest in global high quality and shorter-term government and corporate fixed income assets. For the twelve-month period ended August 31, 2021, the Matson Money Fixed Income VI Portfolio returned 0.22%. This compares with a return of 0.26% over the same period for the Portfolio’s benchmark, the FTSE World Government Bond 1-5 Year Currency Hedged U.S. Dollar Index.

The Matson Money Fixed Income VI Portfolio performed as expected, and slightly underperformed its benchmark for the period. A contributing factor to the performance of the Portfolio compared to its benchmark was the Portfolio’s slightly lower exposure to certain global markets and exposure to shorter term maturities.

3

MATSON MONEY VI PORTFOLIOS

Annual Investment Adviser’s Report (Continued)

August 31, 2021 (Unaudited)

The Russell 2500 Index: The Russell 2500™ Index measures the performance of the small to mid-cap segment of the US equity universe, commonly referred to as “smid” cap. The Russell 2500™ Index is a subset of the Russell 3000® Index. It includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2500™ Index is constructed to provide a comprehensive and unbiased barometer for the small to mid-cap segment. The index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small to mid-cap opportunity set.

Russell 2000® Index: Measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.

Russell 2000® Value Index: The Russell 2000® Value Index measures the performance of small-cap value segment of the US equity universe. It includes those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000® Value Index is constructed to provide a comprehensive and unbiased barometer for the small-cap value segment. The index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect value characteristics.

The S&P 500® Index is a market-capitalization-weighted index that consists of the 500 largest U.S. publicly traded companies.

Russell 1000® Value Index: The Russell 1000® Value Index measures the performance of the large-cap value segment of the US equity universe. It includes those Russell 1000® companies with lower price-to-book ratios and lower expected growth values. The Russell 1000® Value Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics.

The MSCI World (ex USA) Index captures large and mid -cap representation across 22 of 23 developed markets (DM) countries*--excluding the United States. With 934 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

MSCI EAFE Small Cap Index is an equity index which captures small cap representation across Developed Markets countries* around the world, excluding the US and Canada. With 2,377 constituents, the index covers approximately 14% of the free float adjusted market capitalization in each country.

MSCI EAFE Small Cap Value Index captures small cap securities exhibiting overall value style characteristics across Developed Markets countries* around the world, excluding the U.S. and Canada. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.

MSCI EAFE Index is an equity index which captures large and mid-cap representation across 21 Developed Markets countries* around the world, excluding the US and Canada. With 843 constituents, the index covers approximately 85% of the free float adjusted market capitalization in each country

MSCI EAFE Value Index captures large and mid-cap securities exhibiting overall value style characteristics across Developed Markets countries* around the world, excluding the US and Canada. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.

MSCI Emerging Markets Index captures large and mid-cap representation across 27 Emerging Markets (EM) countries**. With 1,407 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

4

MATSON MONEY VI PORTFOLIOS

Annual Investment Adviser’s Report (Concluded)

August 31, 2021 (Unaudited)

Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market.

Bloomberg Global Aggregate Bond Index is a flagship measure of global investment grade debt from twenty-four local currency markets.

Bloomberg U.S. Government/Credit 1-3 Years Index measures the performance of investment grade, U.S. dollar-denominated, fixed-rate, taxable corporate and government-related debt with 1 to 3 years to maturity.

Morningstar Long-Term US Government Bond Index includes US Treasury and US Government Agency bonds with maturities of seven years or longer.

FTSE World Government Bond 1-5 Year Currency Hedged U.S. Dollar Index is a broad index providing exposure to the global sovereign fixed income market. The index measures the performance of fixed-rate, local currency, investment-grade sovereign bonds. It comprises sovereign debt from over 20 countries, denominated in a variety of currencies. The index provides a broad benchmark for the global sovereign fixed income market. Sub-indexes are available in any combination of currency, maturity, or rating.

* Developed Markets countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, UK and the U.S.

** EM countries include: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

One cannot invest directly in an index.

Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible. Diversification does not assure a profit nor protect against loss in a declining market. Investing in micro-cap or small cap companies involve additional risks such as limited liquidity and greater volatility than large companies. Investing in foreign securities involves greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater in emerging markets. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

Shares of the Portfolios are distributed by Vigilant Distributors, LLC. Member of FINRA and SIPC.

5

MATSON MONEY VI PORTFOLIOS

Performance Data

August 31, 2021 (Unaudited)

Matson Money U.S. Equity VI Portfolio

Comparison of Change in Value of $10,000 Investment in
Matson Money U.S. Equity VI Portfolio vs. Russell 2500® Index and Composite Index

The chart assumes a hypothetical $10,000 minimum initial investment in the Portfolio made on February 18, 2014 (commencement of operations) and reflects Portfolio expenses. Investors should note that the Portfolio is a professionally managed mutual fund while the Russell 2500® Index and Composite Index are unmanaged, do not incur sales charges and/or expenses and are not available for investment.

Average Annual Total Returns for the Periods Ended August 31, 2021
	1 YEAR	5 YEARS	SINCE INCEPTION
Matson Money U.S. Equity VI Portfolio	49.31%	12.27%	9.61%(1)
Russell 2500® Index	45.87%	15.10%	12.05%(3)
Composite Index(2)	43.50%	14.09%	11.87%(3)

(1)	The Portfolio commenced operations on February 18, 2014.
(2)	The Composite Index is comprised of the S&P 500® Index, Russell 1000® Value Index, Russell 2000® Index and Russell 2000® Value Index, each weighted 25%, 25%, 25% and 25%, respectively.
(3)

Index information is not available as of the date of the inception of the Portfolio. The average annual returns for the Russell 2500® Index and the Composite Index are presented as of March 1, 2014. If the Portfolio had commenced operations on March 1, 2014, its average annual return since inception would have been 9.41%.

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. For performance data current to the most recent month-end, please call 1-866-780-0357 ext. 3863. The Portfolio’s annual operating expense ratio, as stated in the current prospectus dated December 31, 2020 is 1.06% (included in the ratio is 0.30% attributable to acquired fund fees and expenses).

The Portfolio’s aggregate total return since inception is based on an increase in net asset value from $25.00 per share on February 18, 2014 (commencement of operations) to $36.70 per share on August 31, 2021.

Portfolio composition is subject to change.

The Matson Money U.S. Equity VI Portfolio’s underlying funds invest in small-cap and micro-cap stocks, large-cap stocks and other equity securities. In addition to the ordinary risks of equity investing, small companies entail special risk. Small companies tend to have more risk than large companies. An investor in the Portfolio will incur the expenses of the underlying funds in addition to the Portfolio’s expenses. The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Portfolio.

6

MATSON MONEY VI PORTFOLIOS

Performance Data (Continued)

August 31, 2021 (Unaudited)

Matson Money International Equity VI Portfolio

Comparison of Change in Value of $10,000 Investment in
Matson Money International Equity VI Portfolio vs. MSCI World (excluding U.S.) Index and Composite Index

The chart assumes a hypothetical $10,000 minimum initial investment in the Portfolio made on February 18, 2014 (commencement of operations) and reflects Portfolio expenses. Investors should note that the Portfolio is a professionally managed mutual fund while the MSCI World (excluding U.S.) Index and Composite Index are unmanaged, do not incur sales charges and/or expenses and are not available for investment.

Average Annual Total Returns for the Periods Ended August 31, 2021
	1 YEAR	5 YEARS	SINCE INCEPTION
Matson Money International Equity VI Portfolio	33.96%	7.89%	4.22%(1)
MSCI World (excluding U.S.) Index	26.57%	9.78%	6.13%(3)
Composite Index(2)	27.07%	9.85%	6.49%(3)

(1)	The Portfolio commenced operations on February 18, 2014.
(2)	The Composite Index is comprised of the MSCI EAFE Index, MSCI EAFE Value Index, MSCI EAFE Small Company Index, and MSCI Emerging Markets Index, each weighted 25%, 25%, 25% and 25%, respectively.
(3)

Index information is not available as of the date of the inception of the Portfolio. The average annual returns for the MSCI World (excluding U.S.) Index and the Composite Index are presented as of March 1, 2014. If the Portfolio had commenced operations on March 1, 2014, its average annual return since inception would have been 4.02%.

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. For performance data current to the most recent month-end, please call 1-866-780-0357 ext. 3863. The Portfolio’s annual operating expense ratio, as stated in the current prospectus dated December 31, 2020 is 1.29% (included in the ratio is 0.46% attributable to acquired fund fees and expenses).

The Portfolio’s aggregate total return since inception is based on an increase in net asset value from $25.00 per share on February 18, 2014 (commencement of operations) to $28.00 per share on August 31, 2021.

Portfolio composition is subject to change.

The Matson Money International Equity VI Portfolio’s underlying funds invest in common stock, preferred stock, securities convertible into stocks and other equity securities issued by foreign companies. In addition to the ordinary risks of equity investing, foreign and small companies entail special risk. The return on foreign equities may be adversely affected by currency fluctuations. Emerging markets may be subject to social instability and lack of market liquidity. Small companies tend to have more risk than large companies. An investor in the Portfolio will incur the expenses of the underlying funds in addition to the Portfolio’s expenses. The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Portfolio.

7

MATSON MONEY VI PORTFOLIOS

Performance Data (Concluded)

August 31, 2021 (Unaudited)

Matson Money Fixed Income VI Portfolio

Comparison of Change in Value of $10,000 Investment in
Matson Money Fixed Income VI Portfolio vs. FTSE World Government Bond Index 1-5 Years and Composite Index

The chart assumes a hypothetical $10,000 minimum initial investment in the Portfolio made on February 18, 2014 (commencement of operations) and reflects Portfolio expenses. Investors should note that the Portfolio is a professionally managed mutual fund while the FTSE World Government Bond Index 1-5 years and Composite Index are unmanaged, do not incur sales charges and/or expenses and are not available for investment.

Average Annual Total Returns for the Periods Ended August 31, 2021
	1 YEAR	5 YEARS	SINCE INCEPTION
Matson Money Fixed Income VI Portfolio	0.22%	1.52%	1.26%(1)
FTSE World Government Bond Index 1-5 Years	0.26%	1.99%	1.87%(3)
Composite Index(2)	-0.05%	2.10%	2.04%(3)

(1)	The Portfolio commenced operations on February 18, 2014.
(2)

The Composite Index is comprised of the Three-Month Treasury Bill Index, Bloomberg Barclays Capital Intermediate Government Bond Index, ICE BofA Merrill Lynch 1-3 Year US Government/Corporate Index and Bloomberg Barclays U.S. Aggregate Bond Index, each weighted 25%, 25%, 25% and 25%, respectively.

(3)

Index information is not available as of the date of the inception of the Portfolio. The average annual returns for the FTSE World Government Bond Index 1-5 Years (formerly known as the Citigroup World Govt. Bond 1-5 Year Currency Hedged U.S. Dollar Index), and the Composite Index are presented as of March 1, 2014. If the Portfolio had commenced operations on March 1, 2014, its average annual return since inception would have been 1.23%.

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. For performance data current to the most recent month-end, please call 1-866-780-0357 ext. 3863. The Portfolio’s annual operating expense ratio, as stated in the current prospectus dated December 31, 2020 is 0.88% (included in the ratio is 0.14% attributable to acquired fund fees and expenses).

The Portfolio’s aggregate total return since inception is based on an increase in net asset value from $25.00 per share on February 18, 2014 (commencement of operations) to $25.55 per share on August 31, 2021.

Portfolio composition is subject to change.

The Matson Money Fixed Income VI Portfolio’s underlying funds invest in fixed income securities. The underlying funds may invest their assets in bonds and other debt securities issued by domestic and foreign governments and companies. Debt instruments involve the risk that their prices will fall when interest rates rise, and they are subject to the risk that the borrower may default. In addition, the return on foreign debt securities may be adversely affected by currency fluctuations. An investor in the Portfolio will incur expenses of the underlying funds in addition to the Portfolio’s expenses. The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Portfolio.

8

MATSON MONEY VI PORTFOLIOS

Fund Expense ExampleS

August 31, 2021 (Unaudited)

As a shareholder of the Portfolio(s), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio(s) and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2021 through August 31, 2021, and held for the entire period.

ACTUAL EXPENSES

The first section of the accompanying tables provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLES FOR COMPARISON PURPOSES

The second section of the accompanying table provides information about hypothetical account values and hypothetical expenses based on each Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Portfolio and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second section of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

MATSON MONEY VI PORTFOLIOS

Fund Expense Examples (CONCLUDED)

August 31, 2021 (Unaudited)

	BEGINNING ACCOUNT VALUE MARCH 1, 2021	ENDING ACCOUNT VALUE AUGUST 31, 2021	EXPENSES PAID*	ANNUALIZED EXPENSE RATIO*	ACTUAL SIX- MONTH TOTAL INVESTMENT RETURN FOR THE PORTFOLIO
Actual
Matson Money U.S. Equity VI Portfolio	$ 1,000.00	$ 1,123.40	$ 3.96	0.74%	12.34%
Matson Money International Equity VI Portfolio	1,000.00	1,098.00	4.23	0.80%	9.80%
Matson Money Fixed Income VI Portfolio	1,000.00	1,005.50	3.69	0.73%	0.55%
Hypothetical (5% return before expenses)
Matson Money U.S. Equity VI Portfolio	$ 1,000.00	$ 1,021.48	$ 3.77	0.74%	N/A
Matson Money International Equity VI Portfolio	1,000.00	1,021.17	4.08	0.80%	N/A
Matson Money Fixed Income VI Portfolio	1,000.00	1,021.53	3.72	0.73%	N/A

*

Expenses are equal to each Portfolio’s annualized six-month expense ratio for the period March 1, 2021 to August 31, 2021, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, then divided by 365 to reflect the one half year period. The annualized expense ratios do not reflect fees and expenses associated with the underlying funds. Fees and expenses presented for a Portfolio do not reflect any fees and expenses imposed on shares of the Portfolio purchased through variable annuity contracts, variable life insurance policies, and certain qualified pension and retirement plans, which would increase overall fees and expenses. If such fees and expenses had been included, the expenses would have been higher. Each Portfolio’s ending account value in the first section in the table is based on the actual six-month total investment return for each Portfolio for the period March 1, 2021 to August 31, 2021. The range of weighted expense ratios of the underlying funds held by the Portfolios, as stated in the underlying funds’ current prospectuses, were as follows:

PORTFOLIO	RANGE OF WEIGHTED EXPENSE RATIOS
Matson Money U.S. Equity VI Portfolio	0.01% - 0.07%
Matson Money International Equity VI Portfolio	0.00% - 0.14%
Matson Money Fixed Income VI Portfolio	0.00% - 0.02%

10

MATSON MONEY VI PORTFOLIOS

MATSON MONEY U.S. EQUITY VI PORTFOLIO

Portfolio of Investments

August 31, 2021

	NUMBER OF SHARES	VALUE
DOMESTIC EQUITY FUNDS — 99.1%
U.S. Large Cap Value Portfolio III (a)	265,438	$8,194,060
U.S. Large Company Portfolio (a)	131,130	4,455,810
U.S. Micro Cap Portfolio (b)	166,916	4,810,527
U.S. Small Cap Portfolio (b)	100,967	4,803,021
U.S. Small Cap Value Portfolio (b)	71,191	3,212,835
VA U.S. Large Value Portfolio (b)	38,334	1,243,552
VA U.S. Targeted Value Portfolio (b)	197,530	4,784,169
TOTAL DOMESTIC EQUITY FUNDS
(Cost $23,189,673)		31,503,974

SHORT-TERM INVESTMENTS — 1.0%
STIT-Government & Agency Portfolio, 0.03%*	311,807	311,807
TOTAL SHORT-TERM INVESTMENTS
(Cost $311,807)		311,807
TOTAL INVESTMENTS — 100.1%
(Cost $23,501,480)		31,815,781
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.1)%		(19,833)
NET ASSETS — 100.0%		$31,795,948

PORTFOLIO HOLDINGS SUMMARY TABLE
	% of Net Assets	Value
Domestic Equity Funds	99.1%	$31,503,974
Short-Term Investments	1.0	311,807
Liabilities In Excess Of Other Assets	(0.1)	(19,833)
NET ASSETS	100.0%	$31,795,948

*	Seven-day yield as of August 31, 2021.
(a)	A portfolio of Dimensional Investment Group Inc.
(b)	A portfolio of DFA Investment Dimensions Group Inc.

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

11

MATSON MONEY VI PORTFOLIOS

MATSON MONEY INTERNATIONAL EQUITY VI PORTFOLIO

Portfolio of Investments

August 31, 2021

	NUMBER OF SHARES	VALUE
INTERNATIONAL EQUITY FUNDS — 99.2%
DFA International Small Cap Value Portfolio (a)	288,333	$6,409,642
DFA International Value Portfolio III (b)	409,527	6,794,051
Emerging Markets Small Cap Portfolio (a)	41,815	1,130,257
Emerging Markets Value Portfolio, Class Institutional (a)	34,595	1,128,823
iShares Core MSCI EAFE ETF	11,704	898,282
iShares Core MSCI Emerging Markets ETF	19,115	1,225,080
VA International Small Portfolio (a)	251,937	3,882,349
VA International Value Portfolio (a)	82,816	1,132,922
TOTAL INTERNTAIONAL EQUITY FUNDS
(Cost $19,305,746)		22,601,406

SHORT-TERM INVESTMENTS — 0.9%
STIT-Government & Agency Portfolio, 0.03%*	198,775	198,775
TOTAL SHORT-TERM INVESTMENTS
(Cost $198,775)		198,775
TOTAL INVESTMENTS — 100.1%
(Cost $19,504,521)		22,800,181
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.1)%		(20,426)
NET ASSETS — 100.0%		$22,779,755

PORTFOLIO HOLDINGS SUMMARY TABLE
	% of Net Assets	Value
International Equity Funds	99.2%	$22,601,406
Short-Term Investments	0.9	198,775
Liabilities In Excess Of Other Assets	(0.1)	(20,426)
NET ASSETS	100.0%	$22,779,755

*	Seven-day yield as of August 31, 2021.
(a)	A portfolio of DFA Investment Dimensions Group Inc.
(b)	A portfolio of Dimensional Investment Group Inc.
ETF	Exchange-Traded Fund

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

12

MATSON MONEY VI PORTFOLIOS

MATSON MONEY FIXED INCOME VI PORTFOLIO

Portfolio of Investments

August 31, 2021

	NUMBER OF SHARES	VALUE
FIXED INCOME FUNDS — 98.6%
DFA One-Year Fixed Income Portfolio (a)	369,548	$3,806,343
DFA Two-Year Global Fixed Income Portfolio (a)	498,974	4,964,796
iShares 1-3 Year Treasury Bond ETF	15,358	1,324,627
iShares 3-7 Year Treasury Bond ETF	15,094	1,982,144
iShares Core International Aggregate Bond ETF	89,436	4,986,057
iShares Intermediate-Term Corporate Bond ETF	32,578	1,981,720
iShares Short-Term Corporate Bond ETF	145,634	7,985,112
iShares TIPS Bond ETF	12,832	1,662,899
VA Global Bond Portfolio (a)	309,333	3,312,952
VA Short-Term Fixed Income Portfolio (a)	63,600	648,719
TOTAL FIXED INCOME FUNDS
(Cost $31,953,870)		32,655,369

SHORT-TERM INVESTMENTS — 1.4%
STIT-Government & Agency Portfolio, 0.03%*	457,415	457,415
TOTAL SHORT-TERM INVESTMENTS
(Cost $457,415)		457,415
TOTAL INVESTMENTS — 100.0%
(Cost $32,411,285)		33,112,784
LIABILITIES IN EXCESS OF OTHER ASSETS — 0.0%		(9,537)
NET ASSETS — 100.0%		$33,103,247

PORTFOLIO HOLDINGS SUMMARY TABLE
	% of Net Assets	Value
Fixed Income Funds	98.6%	$32,655,369
Short-Term Investments	1.4	457,415
Liabilities In Excess Of Other Assets	0.0	(9,537)
NET ASSETS	100.0%	$33,103,247

*	Seven-day yield as of August 31, 2021.
(a)	A portfolio of DFA Investment Dimensions Group Inc.
ETF	Exchange-Traded Fund

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

13

MATSON MONEY VI PORTFOLIOS

Statements of Assets and Liabilities

August 31, 2021

	MATSON MONEY U.S. EQUITY VI PORTFOLIO	MATSON MONEY INTERNATIONAL EQUITY VI PORTFOLIO	MATSON MONEY FIXED INCOME VI PORTFOLIO
ASSETS
Investments, at value (cost $23,189,673, $19,305,746 and $31,953,870, respectively)	$31,503,974	$22,601,406	$32,655,369
Short-term investments, at value (cost $311,807, $198,775 and $457,415, respectively)	311,807	198,775	457,415
Receivables for:
Capital shares sold	17,072	11,366	28,610
Prepaid expenses and other assets	910	152	742
Total assets	31,833,763	22,811,699	33,142,136

LIABILITIES
Payables for:
Audit fees	17,623	17,507	17,523
Advisory fees	13,139	9,448	13,975
Administration and accounting fees	3,490	3,212	3,563
Transfer agent fees	421	380	434
Capital shares redeemed	42	33	28
Other accrued expenses and liabilities	3,100	1,364	3,366
Total liabilities	37,815	31,944	38,889
Net assets	$31,795,948	$22,779,755	$33,103,247

NET ASSETS CONSIST OF:
Par Value	$866	$814	$1,296
Paid-in capital	21,839,743	19,261,543	32,470,138
Total distributable earnings/(loss)	9,955,339	3,517,398	631,813
Net assets	$31,795,948	$22,779,755	$33,103,247

CAPITAL SHARES:
Net assets	$31,795,948	$22,779,755	$33,103,247
Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	866,339	813,571	1,295,659
Net asset value, offering and redemption price per share	$36.70	$28.00	$25.55

The accompanying notes are an integral part of the financial statements.

14

MATSON MONEY VI PORTFOLIOS

Statements of Operations

FOR THE YEAR ENDED August 31, 2021

	MATSON MONEY U.S. EQUITY VI PORTFOLIO	MATSON MONEY INTERNATIONAL EQUITY VI PORTFOLIO	MATSON MONEY FIXED INCOME VI PORTFOLIO
INVESTMENT INCOME
Dividends from non-affiliated funds	$435,215	$475,416	$243,911
Total investment income	435,215	475,416	243,911

EXPENSES:
Advisory fees (Note 2)	143,974	104,425	151,749
Audit and tax services fees	30,086	30,089	30,114
Administration and accounting fees (Note 2)	19,988	17,271	19,589
Printing and shareholder reporting fees	7,878	6,242	8,614
Custodian fees (Note 2)	4,098	2,586	3,047
Director fees	2,973	2,189	3,456
Legal fees	1,798	1,269	1,852
Officer fees	1,289	899	1,419
Transfer agent fees (Note 2)	309	1,692	2,246
Other expenses	754	206	237
Total expenses	213,147	166,868	222,323
Net investment income/(loss)	222,068	308,548	21,588

NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS
Net realized gain/(loss) from:
Non-affiliated funds	1,896,774	683,588	48,963
Capital gain distributions from non-affiliated fund investments	85,701	58,739	—
Net change in unrealized appreciation/(depreciation) on:
Non-affiliated funds	9,177,417	4,992,500	2,245
Net realized and unrealized gain/(loss) on investments	11,159,892	5,734,827	51,208
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$11,381,960	$6,043,375	$72,796

The accompanying notes are an integral part of the financial statements.

15

MATSON MONEY U.S. EQUITY VI PORTFOLIO

Statements of Changes in Net Assets

	FOR THE YEAR ENDED AUGUST 31, 2021	FOR THE YEAR ENDED AUGUST 31, 2020
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income/(loss)	$222,068	$214,567
Net realized gain/(loss) from investments	1,982,475	625,526
Net change in unrealized appreciation/(depreciation) on investments	9,177,417	(428,512)
Net increase/(decrease) in net assets resulting from operations	11,381,960	411,581

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Total distributable earnings	(1,112,545)	(1,496,610)
Net decrease in net assets from dividends and distributions to shareholders	(1,112,545)	(1,496,610)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	4,806,910	4,803,621
Reinvestment of distributions	1,112,545	1,496,610
Shares redeemed	(9,463,229)	(4,983,541)
Net increase/(decrease) in net assets from capital shares	(3,543,774)	1,316,690
Total increase/(decrease) in net assets	6,725,641	231,661

NET ASSETS:
Beginning of period	25,070,307	24,838,646
End of period	$31,795,948	$25,070,307

SHARES TRANSACTIONS:
Shares sold	140,452	205,802
Dividends and distributions reinvested	38,350	51,679
Shares redeemed	(290,841)	(196,267)
Net increase/(decrease) in shares outstanding	(112,039)	61,214

The accompanying notes are an integral part of the financial statements.

16

MATSON MONEY INTERNATIONAL EQUITY VI PORTFOLIO

Statements of Changes in Net Assets

	FOR THE YEAR ENDED AUGUST 31, 2021	FOR THE YEAR ENDED AUGUST 31, 2020
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income/(loss)	$308,548	$366,406
Net realized gain/(loss) from investments	742,327	(56,754)
Net change in unrealized appreciation/(depreciation) on investments	4,992,500	(73,772)
Net increase/(decrease) in net assets resulting from operations	6,043,375	235,880

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Total distributable earnings	(430,312)	(892,907)
Net decrease in net assets from dividends and distributions to shareholders	(430,312)	(892,907)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	3,504,955	3,624,757
Reinvestment of distributions	430,312	892,907
Shares redeemed	(5,327,668)	(3,529,908)
Net increase/(decrease) in net assets from capital shares	(1,392,401)	987,756
Total increase/(decrease) in net assets	4,220,662	330,729

NET ASSETS:
Beginning of period	18,559,093	18,228,364
End of period	$22,779,755	$18,559,093

SHARES TRANSACTIONS:
Shares sold	133,013	180,551
Dividends and distributions reinvested	17,679	36,791
Shares redeemed	(206,417)	(166,464)
Net increase/(decrease) in shares outstanding	(55,725)	50,878

The accompanying notes are an integral part of the financial statements.

17

MATSON MONEY FIXED INCOME VI PORTFOLIO

Statements of Changes in Net Assets

	FOR THE YEAR ENDED AUGUST 31, 2021	FOR THE YEAR ENDED AUGUST 31, 2020
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income/(loss)	$21,588	$485,768
Net realized gain/(loss) from investments	48,963	39,000
Net change in unrealized appreciation/(depreciation) on investments	2,245	238,804
Net increase/(decrease) in net assets resulting from operations	72,796	763,572

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Total distributable earnings	(170,529)	(496,143)
Return of capital	(14,611)	—
Net decrease in net assets from dividends and distributions to shareholders	(185,140)	(496,143)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	9,842,877	5,478,109
Reinvestment of distributions	185,140	496,143
Shares redeemed	(4,135,263)	(8,465,121)
Net increase/(decrease) in net assets from capital shares	5,892,754	(2,490,869)
Total increase/(decrease) in net assets	5,780,410	(2,223,440)

NET ASSETS:
Beginning of period	27,322,837	29,546,277
End of period	$33,103,247	$27,322,837

SHARES TRANSACTIONS:
Shares sold	385,803	216,510
Dividends and distributions reinvested	7,229	19,854
Shares redeemed	(162,244)	(335,860)
Net increase/(decrease) in shares outstanding	230,788	(99,496)

The accompanying notes are an integral part of the financial statements.

18

MATSON MONEY VI PORTFOLIOS

MATSON MONEY U.S. EQUITY VI PORTFOLIO

Financial Highlights

Contained below is per share operating performance data for each share outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	FOR THE YEAR ENDED AUGUST 31, 2021	FOR THE YEAR ENDED AUGUST 31, 2020	FOR THE YEAR ENDED AUGUST 31, 2019	FOR THE YEAR ENDED AUGUST 31, 2018	FOR THE YEAR ENDED AUGUST 31, 2017
Per Share Operating Performance
Net asset value, beginning of period	$25.62	$27.08	$33.12	$29.15	$26.80
Net investment income/(loss)(1)	0.25	0.22	0.21	0.18	0.14
Net realized and unrealized gain/(loss) on investments	12.06	(0.04)	(4.34)	5.40	3.44
Net increase/(decrease) in net assets resulting from operations	12.31	0.18	(4.13)	5.58	3.58
Dividends and distributions to shareholders from:
Net investment income	(0.29)	(0.24)	(0.27)	(0.33)	(0.21)
Net realized capital gains	(0.94)	(1.40)	(1.64)	(1.28)	(1.02)
Total dividends and distributions to shareholders	(1.23)	(1.64)	(1.91)	(1.61)	(1.23)
Net asset value, end of period	$36.70	$25.62	$27.08	$33.12	$29.15
Total investment return/(loss)(2)	49.31%	(0.02)%	(11.89)%	19.56%	13.42%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$31,796	$25,070	$24,839	$26,181	$20,093
Ratio of expenses to average net assets with waivers, if any(3)	0.74%	0.76%	0.76%	0.73%	0.81%
Ratio of expenses to average net assets without waivers, if any(3)	0.74%	0.76%	0.76%	0.73%	0.81%
Ratio of net investment income/(loss) to average net assets with waivers(3)	0.77%	0.86%	0.72%	0.58%	0.49%
Portfolio turnover rate	18%	18%	17%	12%	21%

(1)	The selected per share data is calculated using the average shares outstanding method for the period.
(2)

Total investment return/(loss) is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(3)	The Portfolio also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

The accompanying notes are an integral part of the financial statements.

19

MATSON MONEY VI PORTFOLIOS

MATSON MONEY INTERNATIONAL EQUITY VI PORTFOLIO

Financial Highlights

Contained below is per share operating performance data for each share outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	FOR THE YEAR ENDED AUGUST 31, 2021	FOR THE YEAR ENDED AUGUST 31, 2020	FOR THE YEAR ENDED AUGUST 31, 2019	FOR THE YEAR ENDED AUGUST 31, 2018	FOR THE YEAR ENDED AUGUST 31, 2017
Per Share Operating Performance
Net asset value, beginning of period	$21.35	$22.27	$26.16	$26.60	$22.54
Net investment income/(loss)(1)	0.37	0.42	0.43	0.47	0.29
Net realized and unrealized gain/(loss) on investments	6.80	(0.25)	(3.51)	(0.13)	4.51
Net increase/(decrease) in net assets resulting from operations	7.17	0.17	(3.08)	0.34	4.80
Dividends and distributions to shareholders from:
Net investment income	(0.35)	(0.52)	(0.39)	(0.54)	(0.44)
Net realized capital gains	(0.17)	(0.57)	(0.42)	(0.24)	(0.30)
Total dividends and distributions to shareholders	(0.52)	(1.09)	(0.81)	(0.78)	(0.74)
Net asset value, end of period	$28.00	$21.35	$22.27	$26.16	$26.60
Total investment return/(loss)(2)	33.96%	0.17%	(11.62)%	1.13%	21.90%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$22,780	$18,559	$18,228	$17,950	$15,019
Ratio of expenses to average net assets with waivers, if any(3)	0.80%	0.83%	0.86%	0.79%	0.88%
Ratio of expenses to average net assets without waivers, if any(3)	0.80%	0.83%	0.86%	0.79%	0.88%
Ratio of net investment income/(loss) to average net assets with waivers(3)	1.48%	1.99%	1.82%	1.70%	1.22%
Portfolio turnover rate	18%	26%	13%	8%	21%

(1)	The selected per share data is calculated using the average shares outstanding method for the period.
(2)

Total investment return/(loss) is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(3)	The Portfolio also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

The accompanying notes are an integral part of the financial statements.

20

MATSON MONEY VI PORTFOLIOS

MATSON MONEY FIXED INCOME VI PORTFOLIO

Financial Highlights

Contained below is per share operating performance data for each share outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	FOR THE YEAR ENDED AUGUST 31, 2021	FOR THE YEAR ENDED AUGUST 31, 2020	FOR THE YEAR ENDED AUGUST 31, 2019	FOR THE YEAR ENDED AUGUST 31, 2018	FOR THE YEAR ENDED AUGUST 31, 2017
Per Share Operating Performance
Net asset value, beginning of period	$25.66	$25.38	$24.74	$25.12	$25.31
Net investment income/(loss)(1)	0.02	0.43	0.59	0.23	0.18
Net realized and unrealized gain/(loss) on investments	0.04	0.27	0.61	(0.36)	(0.13)
Net increase/(decrease) in net assets resulting from operations	0.06	0.70	1.20	(0.13)	0.05
Dividends and distributions to shareholders from:
Net investment income	(0.16)	(0.42)	(0.56)	(0.22)	(0.12)
Net realized capital gains	—	—	— (2)	(0.03)	(0.12)
Return of capital	(0.01)	—	—	—	—
Total dividends and distributions to shareholders	(0.17)	(0.42)	(0.56)	(0.25)	(0.24)
Net asset value, end of period	$25.55	$25.66	$25.38	$24.74	$25.12
Total investment return/(loss)(3)	0.22%	2.80%	4.98%	(0.50)%	0.19%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$33,103	$27,323	$29,546	$30,405	$26,017
Ratio of expenses to average net assets with waivers, if any(4)	0.73%	0.74%	0.74%	0.71%	0.77%
Ratio of expenses to average net assets without waivers, if any(4)	0.73%	0.74%	0.74%	0.71%	0.77%
Ratio of net investment income/(loss) to average net assets with waivers(4)	0.07%	1.69%	2.39%	0.93%	0.70%
Portfolio turnover rate	8%	46%	19%	2%	11%

(1)	The selected per share data is calculated using the average shares outstanding method for the period.
(2)	Amount less than $(0.005) per share.
(3)

Total investment return/(loss) is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(4)	The Portfolio also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

The accompanying notes are an integral part of the financial statements.

21

MATSON MONEY VI PORTFOLIOS

Notes to Financial Statements

AUGUST 31, 2021

1.	Organization and Significant Accounting Policies

The RBB Fund, Inc. (“RBB” or the “Company”) was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. RBB is a “series fund,” which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has thirty-nine separate investment portfolios, including the Matson Money U.S. Equity VI Portfolio, the Matson Money International Equity VI Portfolio and the Matson Money Fixed Income VI Portfolio (each a “Portfolio,” collectively the “Portfolios”). Each Portfolio operates as a “fund of funds” and commenced investment operations on February 18, 2014. Shares of the Portfolios are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

RBB has authorized capital of one hundred billion shares of common stock of which 88.223 billion shares are currently classified into one hundred and ninety-three classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio.

Matson Money U.S. Equity VI Portfolio and Matson Money International Equity VI Portfolio’s investment objective is to seek long-term capital appreciation. Matson Money Fixed Income VI Portfolio’s investment objective is to seek total return (consisting of current income and capital appreciation).

The Portfolios are investment companies and follow accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services - Investment Companies”.

The end of the reporting period for the Portfolios is August 31, 2021, and the period covered by these Notes to Financial Statements is the fiscal period ended August 31, 2021 (the “current fiscal period”).

INVESTMENT COMPANY SECURITIES — The Portfolios pursue their investment objectives by investing primarily in shares of registered, open-end investment companies and exchange-traded funds (“ETFs”) (collectively, “underlying funds”). When a Portfolio invests in underlying funds it will indirectly bear its proportionate share of any fees and expenses payable directly by the underlying fund. In connection with its investments in other investment companies, a Portfolio will incur higher expenses, many of which may be duplicative. Furthermore, because the Portfolios invest in shares of ETFs and underlying funds their performances are directly related to the ability of the ETFs and underlying funds to meet their respective investment objectives, as well as the allocation of each Portfolio’s assets among the ETFs and underlying funds. Accordingly, the Portfolios’ investment performance will be influenced by the investment strategies of and risks associated with the ETFs and underlying funds in direct proportion to the amount of assets the Portfolios allocate to the ETFs and underlying funds utilizing such strategies. As disclosed in the Portfolio of Investments, the Portfolios invest in a number of different underlying funds, including underlying funds that are portfolios of DFA Investment Dimensions Group Inc., and Dimensional Investment Group Inc. (collectively, “DFA Underlying Funds”) and iShares by BlackRock (“iShares Underlying Funds”). Information about DFA Underlying Funds’ and iShares Underlying Funds’ risks may be found in such DFA Underlying Funds and iShares Underlying Funds’ annual or semiannual report to shareholders, which can be found at us.dimensional.com and iShares.com, respectively. Additional information about derivatives related risks, if applicable, may also be found in each such DFA Underlying Fund or iShares Underlying Funds’ annual or semiannual report to shareholders. The annual and semiannual reports to shareholders for the underlying funds may also be found by visiting the SEC’s website at http://www.sec.gov.

PORTFOLIO VALUATION — Investments in the underlying funds are valued at each Portfolio’s net asset value (“NAV”) determined as of the close of business on the New York Stock Exchange (generally 4:00 p.m. Eastern time). Investments in Exchange-Traded Funds (“ETFs”) are valued at their last reported sale price. As required, some securities and assets may be valued at fair value as determined in good faith by the Company’s Board of Directors (the “Board”). Direct investments in fixed income securities are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings, and are deemed representative of market values at the close of the market.

22

MATSON MONEY VI PORTFOLIOS

Notes to Financial Statements (continued)

AUGUST 31, 2021

FAIR VALUE MEASUREMENTS — The inputs and valuation techniques used to measure the fair value of the Portfolios’ investments are summarized into three levels as described in the hierarchy below:

● Level 1 —	Prices are determined using quoted prices in active markets for identical securities.

● Level 2 —	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

● Level 3 —	Prices are determined using significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of the end of the reporting period, in valuing the Portfolios’ investments carried at fair value:

MATSON MONEY U.S. EQUITY VI PORTFOLIO

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3	INVESTMENTS MEASURED AT NET ASSET VALUE*
Domestic Equity Funds	$31,503,974	$25,476,253	$—	$—	$6,027,721
Short-Term Investments	311,807	311,807	—	—	—
Total Investments**	$31,815,781	$25,788,060	$—	$—	$6,027,721

*

Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities.

**	Please refer to the Portfolio of Investments for further details.

MATSON MONEY INTERNATIONAL EQUITY VI PORTFOLIO

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3	INVESTMENTS MEASURED AT NET ASSET VALUE*
International Equity Funds	$22,601,406	$17,586,135	$—	$—	$5,015,271
Short-Term Investments	198,775	198,775	—	—	—
Total Investments**	$22,800,181	$17,784,910	$—	$—	$5,015,271

*

Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities.

**	Please refer to the Portfolio of Investments for further details.

23

MATSON MONEY VI PORTFOLIOS

Notes to Financial Statements (Continued)

AUGUST 31, 2021

MATSON MONEY FIXED INCOME VI PORTFOLIO

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3	INVESTMENTS MEASURED AT NET ASSET VALUE*
Fixed Income Funds	$32,655,369	$28,693,698	$—	$—	$3,961,671
Short-Term Investments	457,415	457,415	—	—	—
Total Investments**	$33,112,784	$29,151,113	$—	$—	$3,961,671

*

Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities.

**	Please refer to the Portfolio of Investments for further details.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Portfolios’ investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Portfolios may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) requires each Portfolio to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period. A reconciliation of Level 3 investments is presented only when a Portfolio had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all Level 3 transfers are disclosed if a Portfolio had an amount of total Level 3 transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

During the current fiscal period, the Portfolios had no Level 3 transfers.

USE OF ESTIMATES — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and those differences could be significant.

INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES — The Portfolios record security transactions based on trade date for financial reporting purposes. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income (including amortization of premiums and accretion of discounts) is accrued when earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Each Portfolio’s investment income, expenses (other than class specific expenses) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Certain expenses are shared with PENN Capital Funds Trust (the “Trust”), a series trust of affiliated funds. Expenses incurred on behalf of a specific class, fund or fund family of the Company or Trust are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for

24

MATSON MONEY VI PORTFOLIOS

Notes to Financial Statements (Continued)

AUGUST 31, 2021

all funds (such as director or professional fees) are charged to all funds in proportion to their average net assets of RBB and the Trust, or in such other manner as the Board deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are accrued daily and taken into account for the purpose of determining the NAV of the Portfolios. In addition to the net annual operating expenses that the Portfolios bear directly, the shareholders indirectly bear the Portfolios’ pro-rata expenses of the underlying mutual funds in which each Portfolio invests.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid at least annually to shareholders recorded on the ex-dividend date for each Portfolio. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

U.S. TAX STATUS — No provision is made for U.S. income taxes as it is each Portfolio’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

MARKET RISK — The value of a Portfolio’s shares will fluctuate as a result of the movement of the overall stock market or the value of the underlying fund held by a Portfolio, and you could lose money.

CORONAVIRUS (COVID-19) PANDEMIC — The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. Although vaccines for COVID-19 are becoming more widely available, the ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers are not known. The operational and financial performance of the issuers of securities in which the Portfolios invest depends on future developments, including the duration and spread of the outbreak and the pace of recovery which may vary market to market, and such uncertainty may in turn adversely affect the value and liquidity of the Portfolios’ investments, impair the Portfolios’ ability to satisfy redemption requests, and negatively impact the Portfolios’ performance.

CASH AND CASH EQUIVALENTS — Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

OTHER — In the normal course of business, the Portfolios may enter into contracts that provide general indemnifications. Each Portfolio’s maximum exposure under these arrangements is dependent on claims that may be made against the Portfolios in the future, and, therefore, cannot be estimated; however, the Portfolios expect the risk of material loss for such claims to be remote.

For additional information about the DFA Underlying Funds and iShares Underlying Funds’ valuation policies, refer to the DFA Underlying Funds and iShares Underlying Funds’ most recent annual or semiannual report which can be found at us.dimensional.com and iShares.com, respectively.

2.	Investment Adviser and Other Services

Matson Money, Inc. (“Matson Money” or the “Adviser”), serves as the investment adviser to each Portfolio. Each Portfolio compensates the Adviser for its services at an annual rate based on each Portfolio’s average daily net assets (the “Advisory Fee”), payable on a monthly basis in arrears, as shown in the following table.

AVERAGE DAILY NET ASSETS	ADVISORY FEE
For the first $1 billion	0.50%
Over $1 billion to $5 billion	0.49
Over $5 billion	0.47

25

MATSON MONEY VI PORTFOLIOS

Notes to Financial Statements (Continued)

AUGUST 31, 2021

The Adviser has contractually agreed to waive advisory fees and/or reimburse expenses to the extent that total annual Portfolio operating expenses (excluding certain items discussed below) exceed the rates (“Expense Caps”) shown in the following table of each Portfolio’s average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and certain of these expenses could cause total annual Portfolio operating expenses to exceed the Expense Caps: acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation is in effect until December 31, 2021 and may not be terminated without the approval of the Board. The Adviser may discontinue these arrangements at any time after December 31, 2021.

PORTFOLIO	EXPENSE CAPS
Matson Money U.S. Equity VI Portfolio	1.13%
Matson Money International Equity VI Portfolio	1.35
Matson Money Fixed Income VI Portfolio	1.00

During the current fiscal period, investment advisory fees accrued were as follows:

PORTFOLIO	ADVISORY FEES
Matson Money U.S. Equity VI Portfolio	$143,974
Matson Money International Equity VI Portfolio	104,425
Matson Money Fixed Income VI Portfolio	151,749

Effective September 1, 2019, if at any time a Portfolio’s total annual Portfolio operating expenses for a year are less than the Expense Cap, the Adviser is entitled to reimbursement by the Portfolio of the advisory fees forgone and other payments remitted by the Adviser to the Portfolio within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Portfolio to exceed the Expense Cap that was in effect at the time of the waiver or reimbursement. As of the end of the reporting period, the Portfolios had no amounts available for recoupment.

U.S. Bancorp Fund Services, LLC (“Fund Services”), doing business as U.S. Bank Global Fund Services serves as administrator for the Portfolios. For providing administrative and accounting services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Fund Services serves as the Portfolios’ transfer and dividend disbursing agent. For providing transfer agent services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

U.S. Bank, N.A. (the “Custodian”) provides certain custodial services to the Portfolios. The Custodian is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Effective as of January 4, 2021, Herald Investment Marketing, LLC (the “Distributor”), an affiliate of Vigilant Compliance, LLC, serves as the principal underwriter and distributor of the Funds’ shares pursuant to a Distribution Agreement with RBB. Prior to January 4, 2021, Quasar Distributors, LLC, a wholly-owned broker-dealer subsidiary of Foreside Financial Group, LLC, served as the principal underwriter and distributor of the Funds’ shares pursuant to a Distribution Agreement with RBB.

For compensation amounts paid to Fund Services and the Custodian, please refer to the Statements of Operations.

3.	Director and Officer Compensation

The Directors of the Company receive an annual retainer and meeting fees for meetings attended. An employee of Vigilant Compliance, LLC serves as President and Chief Compliance Officer of the Company. Vigilant Compliance, LLC is compensated for the services provided to the Company. Employees of RBB serve as Treasurer, Secretary and Director of Marketing &

26

MATSON MONEY VI PORTFOLIOS

Notes to Financial Statements (CONTINUED)

AUGUST 31, 2021

Business Development of the Company. They are compensated for services provided. Certain employees of Fund Services serve as officers of the Company. They are not compensated by the Portfolios or the Company. For Director and Officer compensation amounts, please refer to the Statements of Operations.

4.	Purchases and Sales of Investment Securities

During the current fiscal period, aggregate purchases and sales of investment securities (excluding short-term investments) of the Portfolios were as follows:

	PURCHASES	SALES
Matson Money U.S. Equity VI Portfolio	$5,123,476	$9,532,250
Matson Money International Equity VI Portfolio	3,605,313	5,088,496
Matson Money Fixed Income VI Portfolio	8,100,507	2,374,882

There were no purchases or sales of long-term U.S. Government securities during the current fiscal period.

5.	Federal Income Tax Information

The Portfolios have followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Portfolios to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Portfolios have determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Portfolios are subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

As of August 31, 2021, the federal tax cost and aggregate gross unrealized appreciation and depreciation of investments held by each Portfolio were as follows:

	FEDERAL TAX COST	UNREALIZED APPRECIATION	UNREALIZED (DEPRECIATION)	NET UNREALIZED APPRECIATION/ (DEPRECIATION)
Matson Money U.S. Equity VI Portfolio	$23,737,998	$8,314,811	$(237,028)	$8,077,783
Matson Money International Equity VI Portfolio	19,985,808	3,359,423	(545,050)	2,814,373
Matson Money Fixed Income VI Portfolio	32,475,255	729,169	(91,640)	637,529

Distributions to shareholders from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

There were no material permanent differences as of August 31, 2021.

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MATSON MONEY VI PORTFOLIOS

Notes to Financial Statements (CONTINUED)

AUGUST 31, 2021

As of August 31, 2021, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Capital Loss Carry Forward	Net Unrealized Appreciation/ (Depreciation)
Matson Money U.S. Equity VI Portfolio	$—	$1,885,179	$—	$8,077,783
Matson Money International Equity VI Portfolio	55,442	647,583	—	2,814,373
Matson Money Fixed Income VI Portfolio	—	—	—	637,528

The differences between the book and tax basis components of distributable earnings relate primarily to the timing of recognition of income and gains for federal income tax purposes. Short-term and foreign currency gains, if applicable, are reported as ordinary income for federal income tax purposes.

The tax character of distributions paid during the fiscal years ended August 31, 2021 and August 31, 2020 were as follows:

		ORDINARY INCOME	LONG-TERM GAINS	RETURN OF CAPITAL	TOTAL
Matson Money U.S. Equity VI Portfolio	2021	$262,875	$849,670	$—	$1,112,545
	2020	221,900	1,274,710	—	1,496,610
Matson Money International Equity VI Portfolio	2021	293,803	136,509	—	430,312
	2020	428,978	463,929	—	892,907
Matson Money Fixed Income VI Portfolio	2021	149,987	20,542	14,611	185,140
	2020	496,143	—	—	496,143

Distributions from net investment income and short-term capital gains are treated as ordinary income for federal income tax purposes.

Pursuant to federal income tax rules applicable to regulated investment companies, the Funds may elect to treat certain capital losses between November 1 and August 31 and late year ordinary losses ((i) ordinary losses between January 1 and August 31, and (ii) specified ordinary and currency losses between November 1 and August 31) as occurring on the first day of the following tax year. For the fiscal year ended August 31, 2021, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until September 1, 2021. The Matson Money U.S. Equity Fund deferred qualified late-year losses of $7,623 and the Matson Money Fixed Income Fund deferred qualified late-year losses of $5,716 which will be treated as arising on the first business day of the following fiscal year.

The Funds are permitted to carry forward capital losses for an unlimited period. Capital losses that are carried forward will retain their character as either short-term or long-term capital losses. The Matson Money Fixed Income Fund had utilized $26,840. As of August 31, 2021, the Funds had no unexpiring short-term or long-term losses.

6.	NEW ACCOUNTING PRONOUNCEMENTS AND REGULATORY UPDATES

In October 2020, the Securities and Exchange Commission (“SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and require funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. Funds will be required to comply with Rule 18f-4 by August 19, 2022. It is not currently clear what impact, if any, Rule 18f-4 will have on the availability, liquidity

28

MATSON MONEY VI PORTFOLIOS

Notes to Financial Statements (concluded)

AUGUST 31, 2021

or performance of derivatives. Management is currently evaluating the potential impact of Rule 18f-4 on the Funds. When fully implemented, Rule 18f-4 may require changes in how a Fund uses derivatives, adversely affect a Fund’s performance and increase costs related to a Fund’s use of derivatives.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Funds will be required to comply with the rules by September 8, 2022. Management is currently assessing the potential impact of the new rules on the Funds’ financial statements.

7.	Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined there were no subsequent events.

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MATSON MONEY VI PORTFOLIOS

Report of Independent Registered Public Accounting Firm

To the Board of Directors of The RBB Fund, Inc. and Shareholders of Matson Money U.S. Equity VI Portfolio, Matson Money International Equity VI Portfolio and Matson Money Fixed Income VI Portfolio

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Matson Money U.S. Equity VI Portfolio, Matson Money International Equity VI Portfolio and Matson Money Fixed Income VI Portfolio (three of the funds constituting The RBB Fund, Inc., hereafter collectively referred to as the “Funds”) as of August 31, 2021, the related statements of operations for the year ended August 31, 2021, the statements of changes in net assets for each of the two years in the period ended August 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2021 and each of the financial highlights for each of the five years in the period ended August 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinions.

Philadelphia, Pennsylvania
October 29, 2021

We have served as the auditor of one or more Matson Money, Inc. investment companies since 2008.

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MATSON MONEY VI PORTFOLIOS

Shareholder Tax Information

(Unaudited)

The tax character of dividends and distributions paid during the fiscal year ended August 31, 2021 were as follows:

	Ordinary Income	Long-Term Gains	RETURN OF CAPITAL	Total
Matson Money U.S. Equity VI Portfolio	$262,875	$849,670	$—	$1,112,545
Matson Money International Equity VI Portfolio	293,803	136,509	—	430,312
Matson Money Fixed Income VI Portfolio	149,987	20,542	14,611	185,140

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

The percentage of total ordinary income dividends qualifying for the 15% dividend income tax rate is 100% for the Matson Money U.S. Equity VI Portfolio and 97.76% for the Matson Money International Equity VI Portfolio.

The percentage of total ordinary dividends qualifying for the corporate dividends received deduction is 100% for the Matson Money U.S. Equity VI Portfolio.

The percentage of qualified interest income related dividends not subject to withholding tax for non-resident aliens and foreign corporations is 52.44% for the Matson Money Fixed Income VI Portfolio.

Because each Portfolio’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2021. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2022.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Portfolios, if any. The Matson Money International Equity VI Portfolio passed through foreign tax credits of $40,247 and earned $453,578 of gross foreign source income during the fiscal year.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Portfolios.

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MATSON MONEY VI PORTFOLIOS

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Portfolios use to determine how to vote proxies relating to portfolio securities as well as information regarding how the Portfolios voted proxies relating to portfolio securities for the most recent twelve-month period ended June 30 are available without charge, upon request, by calling Matson Money VI Portfolios at (866) 780-0357, ext. 3863 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Company files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) as an exhibit to its report on Form N-PORT. The Company’s Form N-PORT is available on the SEC’s website at http://www.sec.gov.

Matson Money VI Portfolios Approval of Investment Advisory Agreements

As required by the 1940 Act, the Board, including all of the Directors who are not “interested persons” of the Company, as that term is defined in the 1940 Act (the “Independent Directors”), considered the renewal of the investment advisory agreement between Matson Money and the Company (the “Investment Advisory Agreement”) on behalf of the Matson Money U.S. Equity VI Portfolio, Matson Money International Equity VI Portfolio and Matson Money Fixed Income VI Portfolio (for this section only, each a “Portfolio” and collectively the “Portfolios”), at a meeting of the Board held on May 12-13, 2021 (the “Meeting”). At the Meeting, the Board, including all of the Independent Directors, approved the Investment Advisory Agreement for an additional one-year term. The Board’s decision to approve the Investment Advisory Agreement reflects the exercise of its business judgment to continue the existing arrangement. In approving the Investment Advisory Agreement, the Board considered information provided by Matson Money with the assistance and advice of counsel to the Independent Directors and the Company.

In considering the renewal and approval of the Investment Advisory Agreement between the Company and Matson Money with respect to the Portfolios, the Directors took into account all the materials provided prior to and during the Meeting and at other meetings throughout the past year, the presentations made during the Meeting, and the discussions held during the Meeting. Among other things, the Directors considered (i) the nature, extent, and quality of Matson Money’s services provided to the Portfolios; (ii) descriptions of the experience and qualifications of Matson Money’s personnel providing those services; (iii) Matson Money’s investment philosophies and processes; (iv) Matson Money’s assets under management and client descriptions; (v) Matson Money’s current advisory fee arrangements with the Company and other similarly managed clients; (vi) Matson Money’s compliance procedures; (vii) Matson Money’s financial information, insurance coverage and profitability analysis related to providing advisory services to the Portfolios; (viii) the extent to which economies of scale are relevant to the Portfolios; (ix) a report prepared by Broadridge/Lipper comparing each Portfolio’s management fees and total expense ratio to those of its respective Lipper Group and comparing the performance of each Portfolio to the performance of its respective Lipper Group; and (x) a report comparing the performance of each Portfolio to the performance of its primary and composite benchmarks.

As part of their review, the Directors considered the nature, extent and quality of the services provided by Matson Money. The Directors concluded that Matson Money had substantial resources to provide services to the Portfolios and that Matson Money’s services had been acceptable.

The Directors also considered the investment performance of the Portfolios and Matson Money. Information on the Portfolios’ investment performance was provided for the year-to-date, one-year, five-year, ten-year, and since-inception periods, as applicable, and for the quarter ended March 31, 2021. The Directors considered the Portfolios’ investment performance in light of their investment objectives and investment strategies. The Directors concluded that the investment performance of each of the Portfolios as compared to their respective benchmarks and Lipper Groups was acceptable.

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MATSON MONEY VI PORTFOLIOS

Other Information (Concluded)

(Unaudited)

The Directors noted the Matson Money U.S. Equity VI Portfolio had outperformed its benchmark for the year-to-date period, and underperformed its benchmark for the one-year, three-year, five-year, and since inception periods, each ended March 31, 2021. The Directors also noted that the Matson Money U.S. Equity VI Portfolio ranked in the 4th quintile in its Performance Group for the one-year and five-year periods and in the 5th quintile for the two-year, three-year and four-year periods ended December 31, 2020.

Directors also considered that the Matson Money International Equity VI Portfolio had outperformed its benchmark for the year-to-date and one-year periods, and underperformed its benchmark for the three-year, five-year, and since inception periods, each ended March 31, 2021. The Directors also noted that the Matson Money International Equity VI Portfolio ranked in the 2nd quintile in its Performance Group for the five-year period, and in the 5th quintile for the one-year, two-year, three-year and four-year periods ended December 31, 2020.

The Directors noted the Matson Money Fixed Income VI Portfolio had outperformed its benchmark for the one-year period, and underperformed its benchmark for the year-to-date, three-year, five-year, and since inception periods, each ended March 31, 2021. The Directors also noted that the Matson Money Fixed Income VI Portfolio ranked in the 5th quintile in its Performance Group for the one-year, two-year, three-year, four-year and five-year periods ended December 31, 2020.

The Board also considered the advisory fee rates payable by the Portfolios under the Investment Advisory Agreements. In this regard, information on the fees paid by the Portfolios and the Portfolios’ total operating expense ratios (before and after fee waivers and expense reimbursements) were compared to similar information for mutual funds advised by other, unaffiliated investment advisory firms.

The Directors noted that the actual advisor fee of the Matson Money U.S. Equity VI Portfolio ranked in the 2nd quintile of the Portfolio’s Lipper Expense Group, and that the total expenses of the Portfolio ranked in the 3rd quintile of its Lipper Expense Group.

The Directors noted that the actual advisor fee of the Matson Money International Equity VI Portfolio ranked in the 2nd quintile of the Portfolio’s Lipper Expense Group, and that the total expenses of the Portfolio ranked in the 2nd quintile of its Lipper Expense Group.

The Directors noted that the actual advisor fee of the Matson Money Fixed Income VI Portfolio ranked in the 3rd quintile of the Portfolio’s Lipper Expense Group, and that the total expenses of the Portfolio ranked in the 3rd quintile of its Lipper Expense Group.

In addition, the Directors noted that Matson Money had contractually agreed to waive management fees and reimburse expenses through at least December 31, 2021 to limit total annual operating expenses to agreed upon levels for the Matson Money U.S. Equity VI Portfolio, Matson Money International Equity VI Portfolio, and Matson Money Fixed Income VI Portfolio.

After reviewing the information regarding the Portfolios’ costs, profitability and economies of scale, and after considering Matson Money’s services, the Directors concluded that the investment advisory fees paid by the Portfolios were fair and reasonable and that the Investment Advisory Agreements should be approved and continued for an additional one year period ending August 16, 2022.

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MATSON MONEY VI PORTFOLIOS

Liquidity Risk Management Program

(Unaudited)

The Company has adopted and implemented a Liquidity Risk Management Program (the “Company Program”) as required by rule 22e-4 under the Investment Company Act of 1940. In accordance with the Company Program, the Adviser has adopted and implemented a liquidity risk management program (the “Adviser Program” and together with the Company Program, the “Programs”) on behalf of the Matson Money Fixed Income VI Portfolio, Matson Money U.S. Equity VI Portfolio and Matson Money International Equity VI Portfolio (each a “Portfolio” and together, the “Portfolios”). The Programs seek to assess, manage and review each Portfolio’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a Portfolio could not meet requests to redeem shares issued by the Portfolio without significant dilution of remaining investors’ interest in the Portfolio.

The Board has appointed Vigilant Compliance, LLC (“Vigilant”) as the program administrator for the Company Program and the Adviser as the program administrator for the Company Program. The Adviser has delegated oversight of the Adviser Program to its Liquidity Risk Committee, whose process of monitoring and determining the liquidity of each Portfolio’s investments is supported by one or more third-party vendors.

At meetings held during the fiscal period, the Board and its Investment and Regulatory Oversight Committee received and reviewed a written report (the “Report”) of Vigilant and the Adviser concerning the operation of the Programs for the period from January 1, 2020 to December 31, 2020 (the “Period”). The Report summarized the operation of the Programs and the information and factors considered by Vigilant and the Adviser in reviewing the adequacy and effectiveness of the implementation of the Programs with respect to each Portfolio. Such information and factors included, among other things: (i) the methodology used to classify the liquidity of each Fund’s portfolio investments and the Adviser’s assessment that each Portfolio’s strategy remained appropriate for an open-end mutual fund; (ii) that each Portfolio held primarily highly liquid assets (investments that the Portfolio anticipates can be converted to cash within 3 business days or less in current market conditions without significantly changing their market value); (iii) that none of the Portfolios required the establishment of a highly liquid investment minimum and the methodology for that determination; (iv) confirmation that none of the Portfolios had breached the 15% maximum illiquid security threshold (investments that cannot be sold or disposed of in seven days or less in current market conditions without the sale of the investment significantly changing the market value of the investment) and the procedures for monitoring compliance with the limit; (v) that the processes, technologies and third-party vendors used to assess, manage, and/or periodically review each Portfolio’s Liquidity Risk functioned appropriately during the Period; and (vi) that the Programs operated adequately during the Period. The Report also indicated that there were no material changes made to the Programs during the Period.

Based on the review, the Report concluded that the Programs were being implemented effectively and reasonably designed to assess and manage Liquidity Risk in each Portfolio’s portfolio.

There can be no assurance that the Company Program or the Adviser Program will achieve its objectives under all circumstances in the future. Please refer to the Portfolios’ prospectus for more information regarding a Fund’s exposure to liquidity risk and other risks to which it may be subject.

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MATSON MONEY VI PORTFOLIOS

Company Management

(Unaudited)

Directors and Executive Officers

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their ages, business addresses and principal occupations during the past five years are set forth below. The statement of additional information (“SAI”) includes additional information about the Directors and is available without charge, upon request, by calling 866-780-0357, ext. 3863.

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
INDEPENDENT DIRECTORS
Julian A. Brodsky 615 East Michigan Street Milwaukee, WI 53202 Age: 88	Director	1988 to present	From 1969 to 2011, Director and Vice Chairman, Comcast Corporation (cable television and communications).	46	AMDOCS Limited (service provider to telecommunications companies).
J. Richard Carnall 615 East Michigan Street Milwaukee, WI 53202 Age: 82	Director	2002 to present	Since 1984, Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.); since 2004, Director of Cornerstone Bank.	46	None.
Gregory P. Chandler 615 East Michigan Street Milwaukee, WI 53202 Age: 54	Director	2012 to present	Since 2020, Chief Financial Officer, Herspiegel Consulting LLC (life sciences consulting services); 2020, Chief Financial Officer, Avocado Systems Inc. (cyber security software provider); 2009-2020, Chief Financial Officer, Emtec, Inc. (information technology consulting/services).	46

Emtec, Inc. (until December 2019); FS Investment Corporation (business development company) (until December 2018); FS Energy and Power Fund (business development company); Wilmington Funds (12 portfolios) (registered investment company).

Nicholas A. Giordano 615 East Michigan Street Milwaukee, WI 53202 Age: 78	Director	2006 to present	Since 1997, Consultant, financial services organizations.	46

IntriCon Corporation (biomedical device manufacturer); Kalmar Pooled Investment Trust (registered investment company) (until September 2017); Wilmington Funds (12 portfolios) (registered investment company); Independence Blue Cross (healthcare insurance) (until 2021).

35

MATSON MONEY VI PORTFOLIOS

Company Management (Continued)

(Unaudited)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
Arnold M. Reichman 615 East Michigan Street Milwaukee, WI 53202 Age: 73	Chairman Director	2005 to present 1991 to present	Retired.	46	EIP Investment Trust (registered investment company).
Brian T. Shea 615 East Michigan Street Milwaukee, WI 53202 Age: 61	Director	2018 to present	From 2014-2017, Chief Executive Officer, BNY Mellon Investment Services (fund services, global custodian and securities clearing firm); from 1983-2014, Chief Executive Officer and various positions, Pershing LLC (broker dealer, clearing and custody firm).	46

WisdomTree Investments, Inc. (asset management company) (until March 2019); Fidelity National Information Services, Inc. (financial services technology company); Ameriprise Financial, Inc. (financial services company).

Robert A. Straniere 615 East Michigan Street Milwaukee, WI 53202 Age: 80	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; since 1980, Founding Partner, Straniere Law Group (law firm).	46	None.
INTERESTED DIRECTOR[2]
Robert Sablowsky 615 East Michigan Street Milwaukee, WI 53202 Age: 83	Vice Chairman Director	2016 to present 1991 to present	Since 2002, Senior Director - Investments and, prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	46	None.
OFFICERS
Salvatore Faia, JD, CPA, CFE Vigilant Compliance, LLC Gateway Corporate Center, Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 58	President Chief Compliance Officer	2009 to present 2004 to present

Since 2004, President, Vigilant Compliance, LLC (investment management services company); since 2005, Independent Trustee of EIP Investment Trust (registered investment company); since 2021, President and Chief Compliance Officer of Penn Capital Funds Trust..

				N/A	N/A
James G. Shaw 615 East Michigan Street Milwaukee, WI 53202 Age: 60	Treasurer and Secretary	2016 to present

Treasurer and Secretary of The RBB Fund, Inc. (since 2016) and Penn Capital Funds Trust (since 2021); from 2005 to 2016, Assistant Treasurer of The RBB Fund, Inc.; from 1995 to 2016, Senior Director and Vice President of BNY Mellon Investment Servicing (US) Inc. (financial services company).

				N/A	N/A

36

MATSON MONEY VI PORTFOLIOS

Company Management (CONTINUED)

(Unaudited)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
Craig A. Urciuoli 615 East Michigan Street Milwaukee, WI 53202 Age: 46	Director of Marketing & Business Development	2019 to present	Director of Marketing & Business Development of The RBB Fund, Inc. (since 2019) and Penn Capital Funds Trust (since 2021); from 2000-2019, Managing Director, Third Avenue Management LLC.	N/A	N/A
Jennifer Witt 615 East Michigan Street Milwaukee, WI 53202 Age: 38	Assistant Treasurer	2018 to present

Since 2020, Vice President, U.S. Bank Global Fund Services (fund administrative services firm); from 2016 to 2020, Assistant Vice President, U.S. Bank Global Fund Services; from 2007 to 2016, Supervisor, Nuveen Investments (registered investment company).

				N/A	N/A
Edward Paz 615 East Michigan Street Milwaukee, WI 53202 Age: 50	Assistant Secretary	2016 to present	Since 2007, Vice President and Counsel, U.S. Bancorp Fund Services, LLC (fund administrative services firm).	N/A	N/A
Michael P. Malloy One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 62	Assistant Secretary	1999 to present	Since 1993, Partner, Faegre Drinker Biddle & Reath LLP (law firm).	N/A	N/A
Jillian L. Bosmann One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 42	Assistant Secretary	2017 to present	Since 2017, Partner, Faegre Drinker Biddle & Reath LLP (law firm).	N/A	N/A

*	Each Director oversees 46 portfolios of the fund complex, consisting of the series in the Company and Penn Capital Funds Trust (7 portfolios).

1.

Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his or her successor is elected and qualified or his or her death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved waivers of the policy with respect to Messrs. Brodsky, Carnall, Giordano, Sablowsky and Straniere. Each officer holds office at the pleasure of the Board until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

2.

Mr. Sablowsky is considered an “interested person” of the Company as that term is defined in the 1940 Act and is referred to as an “Interested Director.” Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as an employee of Oppenheimer & Co., Inc., a registered broker-dealer.

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MATSON MONEY VI PORTFOLIOS

Company Management (Concluded)

(Unaudited)

Director Experience, Qualifications, Attributes and/or Skills

The information above includes each Director’s principal occupations during the last five years. Each Director possesses extensive additional experience, skills and attributes relevant to his qualifications to serve as a Director. The cumulative background of each Director led to the conclusion that each Director should serve as a Director of the Company. Mr. Giordano has years of experience as a consultant to financial services organizations and also serves on the boards of other registered investment companies. Mr. Reichman brings decades of investment management experience to the Board, in addition to senior executive-level management experience. Mr. Straniere has been a practicing attorney for over 30 years and has served on the boards of an asset management company and another registered investment company. Mr. Brodsky has over 40 years of senior executive-level management experience in the cable television and communications industry. Mr. Sablowsky has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the financial services industry. Mr. Carnall has decades of senior executive-level management experience in the banking and financial services industry and also serves on the boards of various corporations and a bank. Mr. Chandler has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the investment technology consulting/services and investment banking/brokerage industries, and also serves on various boards. Mr. Shea has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the brokerage, clearing and investment services industry, including service on the boards of industry regulatory organizations and a university.

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MATSON MONEY VI PORTFOLIOS

Privacy Notice

(Unaudited)

FACTS	WHAT DO THE MATSON MONEY VI PORTFOLIOS DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number

● account balances

● account transactions

● transaction history

● wire transfer instructions

● checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Matson Money VI Portfolios choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do the Matson Money VI Portfolios share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share.
For our affiliates to market to you	No	We don’t share.
For nonaffiliates to market to you	No	We don’t share.

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MMFI-AR21

ANNUAL
report 2021

Motley Fool Asset Management Funds
Series of The RBB Fund, Inc.

8/31/21

MFAM Global Opportunities Fund
MFAM Mid-Cap Growth Fund

MFAM Global Opportunities Fund (FOOLX)

MFAM Mid-Cap Growth Fund (TMFGX)

Join our Community! Looking for more of our fun and educational insights, market commentary, and product updates? Email help@mfamfunds.com and we will deliver it directly to your inbox! Our investors are just as diverse as our portfolios! No matter where you are on your investment path, Motley Fool Asset Management strives to make investing accessible to people of all backgrounds and experience levels! We look forward to welcoming you to our Family!

On September 21-22, 2021, the Board of Directors of the Company approved the conversion of the Global Opportunities Fund and the Mid-Cap Growth Fund into exchange-traded funds (“ETFs”) by the reorganization of the Global Opportunities Fund and the Mid-Cap Growth Fund into corresponding ETFs, the MFAM Global Opportunities ETF and the MFAM Mid-Cap Growth ETF, respectively. There will be no change to the Funds’ investment objectives, investment strategies or portfolio management as a result of the reorganizations.

Letter to Shareholders	1
Portfolio Characteristics	6
Fund Expense Examples	11
Schedules of Investments	13
Financial Statements	20
Notes to Financial Statements	30
Report of Independent Registered Public Accounting Firm	43
Shareholder Tax Information	44
Notice to Shareholders	45
Directors and Officers	50

MOTLEY FOOL ASSET MANAGEMENT FUNDS

Letter to Shareholders

AUGUST 31, 2021 (Unaudited)

Bryan Hinmon Chief Investment Officer, Motley Fool Asset Management

Abbott: Who’s on first, What’s on second, I Don’t Know is on third...

Costello: You know the guys names on the baseball team?

Abbott: Yes.

Costello: Well go ahead, who’s on first?

Abbott: Yes.

Costello: I mean the guy’s name.

Abbott: Who?

Costello: The guy playing first.

Abbott: Who.

Costello: The guy playing first base.

Abbott: Who.

Costello: The guy on first base.

Abbott: Who is on first.

Costello: What are you asking me for? I don’t know!

Abbott: Now wait a minute...

Costello: I’m asking you who’s on first.

Abbott: That’s his name.

Costello: Well go ahead and tell me...

—    Abbott and Costello, Who’s on First?1

Dear Fellow Shareholder,

The Who’s on First? skit is good for a laugh every time I watch it. It is a reminder that people seemingly engaged in the same conversation can actually be on two different planets of understanding. I’m certain this has happened to you, too, and I hope you were able to laugh and keep your cool instead of getting as spun up as Costello.

DIFFERENT CONVERSATIONS

When our investing team is asked why we believe we can outperform, we reply that we think differently than many other investment shops. A truly long-term orientation via our unique definition of Quality enables us to act and see things differently.

We so strongly believe in this philosophy that we don’t pay much attention to what other investors are doing. Doing so would just be a distraction. We go about our business in heads-down fashion, controlling what we can control, trying to be the best stewards of your (and our!) capital that we can be. But every once in a while, we’re lopped upside the head with a clear reminder that we do think differently from other investors and market participants.

This happened to me recently while I was reading the fiscal second quarter 2021 earnings call transcript for a business we own in the MFAM Mid-Cap Growth Fund2, Alarm.com. These 45-60 minute calls allow public company management teams to communicate with the investing public what is going on with their businesses. Management teams generally release quarterly financial details, provide helpful commentary, and take questions from the analyst community.

Now, executives are busy folk. Analysts have limited time and access to them and, therefore, should be asking only the most important questions that could influence investment decisions. That makes sense, right? With limited time and access, analysts should focus on what matters. What struck me while reading this call transcript was how unhelpful the questions being asked were to shaping our own investment opinion.

In other words, the items of heightened importance to the investing community (as represented by the analysts who dialed in live and felt the urge to ask a question), were completely different from what we consider of heightened importance. Seemingly on another planet. Our team seeks out information that is simply different from that sought by typical analysts.

1	Abbott and Costello performed this sketch several times. Our feelings won’t be hurt if you stop reading now and track down one of their performances on YouTube.

2	As of August 31, 2021, the MFAM Mid-Cap Growth Fund held a 3.48% position in Alarm.com.

1

MOTLEY FOOL ASSET MANAGEMENT FUNDS

Letter to Shareholders (continued)

AUGUST 31, 2021 (Unaudited)

To put a finer point on this, I categorized the 11 questions that were asked on the call3. Only two of the 11 questions could be useful in our team’s analysis of Alarm.com’s business and investment potential. That is less than 20%! Five of the questions centered on next-quarter expectations or financial modeling and four other questions were, in our opinion, useless. [Useless may be a harsh classification, but these were questions pertaining to data that the company either discloses in its filings or could be deduced using available information.]

The obvious difference between the questions asked and the questions our team would have asked is orientation. I classified five questions as having a short-term orientation and only two as having a longer-term orientation. And really, the balance was closer to nine short-term and two long-term. The overwhelming tilt towards short-term orientation may help traders, but it doesn’t help long-term, patient owners of businesses. Unfortunately, what dominates most earnings calls and business news stories is oriented to the short-term. We view this as unhelpful, or worse, a distraction.

Who is on first base? Yes.

MARKET PERFORMANCE AND COMMENTARY

The full year period of September 1, 2020 through August 31, 2021 provides a novel storyline compared to recent history. First, let’s remember that the prior year (September 1, 2019 through August 31, 2020) included the first outbreak of COVID-19. In aggregate, stocks fell rapidly beginning in February 2020 and continued their decline into March 2020 as the world grappled with what a pandemic meant and didn’t. The peak to trough decline of US stocks was about 40%4. As time passed, the short- and long-term impacts were sorted, the vision of a new reality with an ever-present coronavirus set in, and by August 2020, US stocks had regained their losses.

The recovery was not universal, of course. Growth stocks5 had returned to previous highs by June 2020 and ended the fiscal year ended August 31, 2020 up more than 35%. Value stocks6 recovered some of their losses, but did not eclipse their pre-coronavirus highs, and finished the fiscal year ended August 31, 2020 in negative territory. We retell this story to point out that, at the beginning of the fiscal year ended August 31, 2021, the performance disparity between Growth and Value stocks was remarkable -- greater than 40%!

Whether Value stocks looked dramatically more attractive, or seemed a better fit for fears of rising inflation and interest rates (two macroeconomic storylines that dominated the airwaves the first half of the fiscal year ended August 31, 2021), they began to outperform Growth stocks. The “catch-up” was in full effect. At its most dramatic, the performance differential between Value and Growth stocks exceeded 26%. By August 31, 2021 , Growth stocks had closed the gap to a single-digit differential, with both Value and Growth stocks notching greater than 30% gains for the fiscal year ended August 31, 2021.

A similar catch-up phenomenon occurred with Small Capitalization stocks7. After trailing Mid and Large Capitalization stocks, Small Capitalization stocks advanced more than 47% during the fiscal year ended August 31, 2021, besting Mid Capitalization stocks by 5% and Large Capitalization stocks by more than 12%. As US consumers benefited from government support and a rapid economic recovery seemed likely, the more economically sensitive and domestic focused Small Capitalization segment of the market soared.

Outside the US, Global stocks8 recovered, too. However, negative consequences of the pandemic were, on average, more lasting and impactful with less access to vaccine production and distribution. Accordingly, the realized and anticipated pace of economic recovery were on average slower, and Global stocks trailed the advance in US stocks.

3	I am not drawing from a widely accepted rubric of any sort, just applying my own judgement in good faith.

4	US stocks are represented by the Morningstar US Core TR Index. The index measures the performance of US stocks where neither growth nor value characteristics predominate.

5

Growth stocks are represented by the Morningstar US Growth Index. The index measures the performance of US stocks that are expected to grow at a faster pace than the rest of the market as measured by forward earnings, historical earnings, book value, cash flow and sales.

6

Value stocks are represented by the Morningstar US Value TR Index. The index measures the performance of stocks with relatively low prices given anticipated per-share earnings, book value, cash flow, sales and dividends.

7

Small Capitalization stocks are represented by the Morningstar US Small Cap TR Index. The index measures the performance of US stocks that fall between the 90th and 97th percentile in market capitalization of the investable universe. Mid Capitalization stocks are represented by the US Mid Cap TR Index. The index measures the performance of stocks that fall between the 70th and 90thpercentile in market capitalization of the investable universe. Large Capitalization stocks are represented by the Morningstar US Large Cap TR Index. The index measures the performance of stocks that represent the largest 70% capitalization of the investable universe.

8	Global stocks are represented by the S&P Global X-US BMI TR Index. The index measures stock market performance globally, excluding the US.

2

MOTLEY FOOL ASSET MANAGEMENT FUNDS

Letter to Shareholders (continued)

AUGUST 31, 2021 (Unaudited)

FUND PERFORMANCE AND COMMENTARY

MFAM Global Opportunities Fund

Amidst that backdrop, the MFAM Global Opportunities Fund returned 30.69% during the fiscal year ended August 31, 2021, slightly besting its benchmark’s return of 30.12% for the same period. Cumulatively since inception (12 years and counting!), the MFAM Global Opportunities Fund has returned 461.83% versus 311.72% returns for the benchmark over the same period9.

During the period, the Fund’s investments leaned towards Growth and Large Capitalization stocks. If you recall from the Market Performance and Commentary above, this created a headwind to performance. However, this headwind was overcome by individual stock selection and performance. We believe in constructing focused portfolios of truly special Quality businesses (we have a “no strangers in the portfolio” mantra), so whether our performance is relatively good or bad, we can usually attribute it to stock selection and that is again the case.

The top three contributors to returns10 were Atlassian (+91%), Axon Enterprise (+112%), and MercadoLibre (+60%). Collaboration software specialist Atlassian’s shares gained as the company continued to benefit from strong demand for its wares—adding customers at a healthy clip, adroitly managing the transition from a traditional licensing to cloud model, and intelligently upselling customers. We believe Atlassian’s management’s ability to attract new customers, manage a foundational shift in its model, and engage in acquisitions without missing a beat has been second to none. Axon helps law enforcement to be more transparent and effective through unique hardware and software solutions. The company is experiencing rapid product adoption and continues to show a clear ability to solve meaningful problems for its customers. Axon recently took the uncommon approach of providing two year guidance (which was quite strong) to encourage everyone paying attention to think about its business over a longer horizon — just how we like it. If there were ever a business made for the times, it’s Latin American e-commerce and payments giant MercadoLibre. We believe that the pandemic crystallized an already powerful growth trajectory for MercadoLibre, as e-commerce adoption was pulled forward, driving triple-digit growth. Although e-commerce penetration within MercadoLibre’s core geographies (Brazil, Argentina, and Mexico) remains low, its efforts in financial inclusion are bearing fruit, and its networks continue to serve customers and suppliers extremely well.

The bottom three contributors to returns were Alibaba (-42%), Splunk (-30%), and Ultragenyx Pharmaceutical (-33%). Despite strong results within Alibaba’s core e-commerce, financial services, and cloud businesses — all of which posted outstanding growth as the pandemic drove ongoing e-commerce and cloud adoption — the same cannot be said of Alibaba’s shares. At the root is a hard-to-quantify but increasing risk: the Chinese government. Increasingly, it appears the Chinese Communist Party is intent on realizing its image of what is best for public good, even where that means reigning in established practices, services, and profit streams of bellwether Chinese tech firms. This new reality has called into question what Alibaba’s (and other Chinese firms’) long-term cash-generating capacity will be. For as smoothly as Atlassian’s cloud migration has gone, Splunk’s has not. Splunk remains a leader in observability (helping an enterprise’s digital footprint run efficiently) and is broadening its reach in a large and attractive market, but has suffered from uneven execution. Ultragenyx has suffered from the US Food and Drug Administration’s (FDA) recent caution around gene therapy treatments — the FDA wants to see evidence of safety and sustained improvement. Unfortunately for Ultragenyx’s shareholders, two of the firm’s treatments furthest along in the company’s development pipeline are gene therapy treatments. Positive developments with two drugs currently on the market weren’t enough for Ultragenyx to overcome the FDA’s commentary, and we wouldn’t expect any reprieve until after Phase III trials begin for the treatment duo late in 2021.

MFAM Mid-Cap Growth Fund

The MFAM Mid-Cap Growth Fund returned 24.22% during the fiscal year ended August 31, 2021, trailing its benchmark’s return of 35.17% for the same period. Cumulatively since inception (10 years and counting!), the MFAM Mid-Cap Growth Fund has returned 341.91% versus 413.39% returns for its benchmark over the same period11.

9

Returns are for the MFAM Global Opportunities Fund’s investor share class, net of fees and expenses. Inception of the Fund’s investor share class was 6/16/2009 (we had less gray hair back then). The benchmark of the MFAM Global Opportunities Fund is the FTSE Global All Cap Net Tax Index.

10	Contribution to return is a combination of average weighting in the portfolio and total return during the period.

11

Returns are for the MFAM Mid-Cap Growth Fund’s investor share class, net of fees and expenses. Inception of the Fund’s investor share class was 11/1/2010 (still less gray hair, but I definitely had some). The benchmark of the MFAM Mid-Cap Growth Fund is the Russell Midcap Growth Index.

3

MOTLEY FOOL ASSET MANAGEMENT FUNDS

Letter to Shareholders (continued)

AUGUST 31, 2021 (Unaudited)

The Fund’s underperformance of its benchmark’s returns can be traced to stock selection within the Healthcare and Information Technology sectors. We tend to own around 30 investments and it only takes a fit of bad stock performance from a few to drive this result (the opposite scenario is true too, of course). As we detail below, the bottom three contributors were two healthcare businesses and a technology business.

The top three contributors to returns were Jones Lang LaSalle (+135%), Axon Enterprise (+112%), and Resmed (+62%). Jones Lang LaSalle (JLL), the second-largest global commercial real estate (CRE) services firm, benefited from better-than-feared CRE markets, share gains within its core service areas (leasing, outsourced property management, and capital markets), and impressive cost containment during the pandemic’s worst months. We expect JLL’s brand and reputation, global scale, network of highly-skilled real estate professionals, and expansive suite of services to allow ongoing share gains as large enterprises seek to consolidate their real estate spend and the institutionalization of CRE continues. We spoke to the excellent year Axon had in the Fund Performance and Commentary for MFAM Global Opportunities Fund above. Resmed, which makes connected devices to aid in sleep-disordered breathing, has recently benefited from the unfortunate product recall issue of its primary competitor. Recalls in the medical device industry are a serious matter and Resmed has capitalized (in terms of sales and reputation) on the product issues of its competitor. We anticipate that Resmed will use this added tailwind to drive innovation and further product superiority while its competitor regroups.

The bottom three contributors to returns were Splunk (-30%), Teladoc Health (-33%), and Ultragenyx Pharmaceutical (-43%). We’ve already detailed the transitory issues at Splunk and regulatory clouds over Ultragenyx in the Fund Performance and Commentary for MFAM Global Opportunities Fund above. Teladoc, through its telemedicine offerings, was among the largest beneficiaries of changing needs and habits during the first year of the pandemic. Many regulatory provisions that were relaxed during 2020 to enable safer virtual medical care have been rolled back and have slowed progress in the industry. While Teladoc remains an industry leader and well positioned, what appeared to be a clear path for the industry to evolve has seen roadblocks added back. It remains to be seen what regulatory changes will be made permanent, which we believe will have a big impact on how Teladoc can build its business, help patients, and create value for shareholders.

A COMPLETELY DIFFERENT GAME

Being different is not a goal in and of itself. We may have different goals than the analysts on that Alarm.com earnings call and we clearly have a different set of beliefs about what matters. But time and time again, our interactions with other investors lead us to the same conclusion: having a long-term orientation — being patient owners of Quality businesses — is a differentiator and provides the basis for performance that is different from a benchmark index.

Over time, our aim is to achieve acceptable risk-adjusted returns, to grow and protect your investment. Our focus remains on patiently owning a collection of special, Quality businesses that will create winning outcomes for their stakeholders over time. Crafting the best mix of these opportunities is a never ending and never boring task. We continue to be proud of our results, but not satisfied, and ever humbled by your trust.

Onward,

Bryan Hinmon
Chief Investment Officer, Motley Fool Asset Management LLC

4

MOTLEY FOOL ASSET MANAGEMENT FUNDS

Letter to Shareholders (Concluded)

AUGUST 31, 2021 (Unaudited)

Past performance does not guarantee future results. There can be no guarantee that any strategy (risk management or otherwise) will be successful. All investing involves risk, including potential loss of principal. Securities in a Fund may not match those in an index and performance of the Fund will be different. You cannot invest directly into an index.

The Letter to Shareholders seeks to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. The securities held by the Funds that are discussed in the Letter to Shareholders were held during the period covered by the annual report. They do not comprise the entire investment portfolio of the Funds, may be sold at any time, and may no longer be held by the Funds. The opinions of the Adviser with respect to those securities may change at any time.

New to investing? Reading your first mutual fund annual report?

Welcome! Here are some important things you need to know. Mutual fund investing offers many potential benefits. But there also are risks. Financial gain is not guaranteed when it comes to investing in equity securities. It’s possible to lose money, including your principal — especially during the short term.

We focus on the stocks of high quality businesses. Even the best businesses in the world fall in price — and sometimes a lot. Over the longer term, stock prices usually reflect business values, but the relationship is much more tenuous in the short term.

We also construct focused portfolios. This means we’re likely to own far fewer securities than are in the “market” or our benchmark. This could result in higher volatility or performance that is worse from the market and benchmark. To be fair, it could also result in lower volatility and performance that is better.

Our funds may invest in foreign companies and in companies with small market capitalization. There are certain risks associated with these types of investments. The risks are described on pages 6 and 9 of this report. Additional risk information is provided in section 2 of the Notes to Financial Statements.

5

MFAM Global Opportunities Fund

Portfolio Characteristics

(Unaudited)

Average Annual Total Returns for the periods ended August 31, 2021
	One Year	Five Years	TEN YEARS	Since Inception	Inception Date
Investor Shares*	30.69%	20.25%	14.23%	15.19%	6/16/2009
Institutional Shares*	30.86%	20.40%	N/A	14.46%	6/17/2014
FTSE Global All Cap Net Tax Index**	30.12%	14.48%	11.62%	—(1)	—
Fund Expense Ratios(2): Investor Shares: Gross 1.09% and Net 1.09%; Institutional Shares: Gross 1.00% and Net 0.95%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.mfamfunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

(1)	The index returned 12.29% from the inception date of the Investor Shares and 10.36% from the inception date of the Institutional Shares.

(2)

The expense ratios of the Fund are set forth according to the December 31, 2020 Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios.

*

The MFAM Global Opportunities Fund operated as a series of The Motley Fool Funds Trust (the “Predecessor Fund”) prior to December 21, 2016 at which time the Predecessor Fund was reorganized into the Fund. The performance shown for periods prior to December 21, 2016 represents the performance of the Predecessor Fund. These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower.

**

The FTSE Global All Cap Net Tax Index is a market-capitalization weighted index representing the performance of large, mid and small cap companies in Developed and Emerging markets. The index is comprised of approximately 7,900 securities from 49 countries and captures 98% of the world’s investable market capitalization. Fair value prices and foreign exchange as of 4 pm ET are used in the calculation of this index, and returns are adjusted for withholding taxes applicable to dividends received by a U.S. Regulated Investment Company domiciled in the United States. The index is unmanaged and not available for direct investments. Its performance does not reflect deductions for fees, expenses or taxes.

6

MFAM Global Opportunities Fund
Portfolio Characteristics (Continued)
(Unaudited)

The investment objective of the MFAM Global Opportunities Fund is to achieve long-term capital appreciation, and it pursues this objective by investing primarily in common stocks of companies located anywhere in the world. The Fund seeks long-term growth by identifying and acquiring securities of companies that are, in the view of Motley Fool Asset Management, LLC (the “Adviser”), high quality. To identify these high-quality businesses, the Adviser engages in research to evaluate each company under consideration using four criteria: management, culture, and incentives; the economics of the business; competitive advantage; and trajectory. The Adviser’s approach prizes a long-term mindset and a balance of qualitative and quantitative factors.

The Fund will invest in areas of the market, that, in the view of the Adviser, offer the greatest potential for long-term capital appreciation, and it does not attempt to match the allocations of its benchmark. As such, significant deviation from the benchmark is expected from time to time, especially over shorter time frames.

The allocations to various sectors, countries, or any other macro-economic designation, are the byproduct of rigorous bottom-up analysis rather than an intentional top-down opinion of asset classes. While market conditions are constantly changing, exposure to equity market risk is needed to consistently achieve equity-like returns.

The following tables show the top ten holdings, sector allocations, and top ten countries in which the Fund was invested in as of August 31, 2021. Portfolio holdings are subject to change without notice.

Top Ten Holdings	% OF NET Assets
Atlassian Corp., PLC, Class A	6.6%
Amazon.com, Inc.	5.6
Mastercard, Inc., Class A	4.2
Medtronic PLC	3.9
Axon Enterprise, Inc.	3.9
MercadoLibre, Inc.	3.8
Alphabet, Inc., Class C	3.7
PayPal Holdings, Inc.	3.6
Watsco, Inc.	3.6
Brookfield Asset Management, Inc., Class A	3.2
42.1%

7

MFAM Global Opportunities Fund
Portfolio Characteristics (Concluded)
(Unaudited)

The MFAM Global Opportunities Fund uses the Global Industry Classification StandardSM (“GICS SM”) as the basis for the classification of securities on the Schedule of Investments (“SOI”).

Sector Allocation	% OF Net Assets
Information Technology	26.2%
Communication Services	15.8
Industrials	15.1
Consumer Discretionary	14.3
Health Care	8.8
Real Estate	8.0
Financials	7.8
Consumer Staples	1.5
97.5%

Top ten Countries	% OF Net Assets
United States*	52.0%
Ireland	6.8
Australia	6.6
Canada	6.0
Argentina	3.8
China	3.4
Taiwan	3.1
France	2.9
India	2.4
Philippines	2.3
89.3%

*	As of the date of this report, the Fund had a holding of 1.0% in the U.S. Bank Money Market Deposit Account.

8

MFAM Mid-Cap Growth Fund

Portfolio Characteristics

(Unaudited)

Average Annual Total Returns for the periods ended August 31, 2021
	One Year	Five Years	TEN Years	Since Inception	Inception Date
Investor Shares*	24.22%	17.68%	15.08%	14.71%	11/1/2010
Institutional Shares*	24.38%	17.89%	N/A	13.25%	6/17/2014
Russell Midcap® Growth Total Return Index**	35.17%	20.44%	16.88%	—(1)	—
Fund Expense Ratios(2): Investor Shares: Gross 1.10% and Net 1.10%; Institutional Shares: Gross 1.00% and Net 0.95%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.mfamfunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

(1)	The index returned 16.31% from the inception date of the Investor Shares and 15.80% from the inception date of the Institutional Shares.

(2)

The expense ratios of the Fund are set forth according to the December 31, 2020 Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios.

*

The MFAM Mid-Cap Growth Fund operated as a series of The Motley Fool Funds Trust (the “Predecessor Fund”) prior to December 21, 2016 at which time the Predecessor Fund was reorganized into the Fund. The performance shown for periods prior to December 21, 2016 represents the performance of the Predecessor Fund. These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower.

**

The Russell Midcap® Growth Total Return Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap® Growth Total Return Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap growth market.

The investment objective of the MFAM Mid-Cap Growth Fund is to achieve long-term capital appreciation, and it pursues this objective by investing primarily in common stocks of companies organized in the United States. The Fund seeks long-term growth by identifying and acquiring securities of companies that are, in the view of the Adviser, high quality. To identify these high-quality businesses, the Adviser engages in research to evaluate each company under consideration using four criteria: management, culture, and incentives; the economics of the business; competitive advantage; and trajectory. The Adviser’s approach prizes a long-term mindset and a balance of qualitative and quantitative factors.

9

MFAM Mid-Cap Growth Fund
Portfolio Characteristics (Concluded)
(Unaudited)

The Fund will invest in areas of the market, that, in the view of the Adviser, offer the greatest potential for long-term capital appreciation, and it does not attempt to match the allocations of its benchmark. As such, significant deviation from the benchmark is expected from time to time, especially over shorter time frames.

The allocations to various sectors, or any other macro-economic designation, are the byproduct of rigorous bottom-up analysis rather than an intentional top-down opinion of asset classes. While market conditions are constantly changing, exposure to equity market risk is needed to consistently achieve equity-like returns. The Adviser views its time as best spent focused on evaluating businesses and seeking to minimize company-specific risk in order to pursue its objective of long-term capital appreciation.

Although the MFAM Mid-Cap Growth Fund may invest in companies with any market capitalization, the Adviser expects that investments in the securities of companies having smaller- and mid-market capitalizations will be important components of the Fund’s investment program. Investments in securities of these companies may involve greater risk than do investments in larger, more established companies. Small- and mid-cap stocks tend to be more volatile and less liquid than their large-cap counterparts.

The following tables show the top ten holdings, and sector allocations in which the Fund was invested in as of August 31, 2021.Portfolio holdings are subject to change without notice.

Top ten Holdings	% OF Net Assets
Watsco, Inc.	5.5%
Jones Lang LaSalle, Inc.	5.4
Axon Enterprise, Inc.	4.9
SBA Communications Corp.	4.9
Cooper Companies, Inc., (The)	4.8
ResMed, Inc.	4.4
Tyler Technologies, Inc.	4.2
Paylocity Holding Corp.	4.0
Everbridge, Inc.	3.5
Brown & Brown, Inc.	3.5
45.1%

The MFAM Mid-Cap Growth Fund uses the Global Industry Classification StandardSM (“GICS SM”) as the basis for the classification of securities on the Schedule of Investments (“SOI”).

Sector Allocation	% OF Net Assets
Information Technology	32.6%
Industrials	18.8
Health Care	16.1
Real Estate	10.3
Financials	9.9
Consumer Discretionary	9.5
Communication Services	2.0
99.2%

10

MOTLEY FOOL ASSET MANAGEMENT FUNDS

Fund Expense Examples

August 31, 2021 (Unaudited)

As a shareholder of the Fund(s), you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory fees and other Fund expenses. These examples are intended to help you to understand your ongoing costs (in dollars) of investing in the Fund(s) and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2021 to August 31, 2021, and held for the entire period.

Actual Expenses

The first section of the accompanying tables provide information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical EXAMPLES for Comparison Purposes

The second section of the accompanying tables provide information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Fund as compared to the costs of investing in other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second section of the accompanying tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Do you know how many times a fund, or the market, has returned a smooth 5% over a long period of time? Never. But we have to pick some example. In reality, the market’s returns are always far bumpier, with the market returning 20% one year, followed by a loss of 10% the next year, followed by a 3% gain, etc. These variations affect actual expenses as well. Happily, over almost all time periods of 20 years or longer, according to the research of University of Pennsylvania’s Jeremy Siegel and others, the domestic market’s returns have been at least 5% per year on average.

	Beginning Account Value MARCH 1, 2021	Ending Account Value August 31, 2021	Expenses Paid During Period(1)	Annualized Expense Ratio(2)	Actual Six-Month Total Investment Returns for the Funds
MFAM Global Opportunities Fund
Actual
Investor Shares	$ 1,000.00	$ 1,113.50	$5.86	1.10%	11.35%
Institutional Shares	1,000.00	1,114.70	5.06	0.95	11.47
Hypothetical (5% return before expenses)
Investor Shares	$ 1,000.00	$ 1,019.66	$5.60	1.10%	N/A
Institutional Shares	1,000.00	1,020.42	4.84	0.95	N/A

11

MOTLEY FOOL ASSET MANAGEMENT FUNDS
Fund Expense Examples (Concluded)
August 31, 2021 (Unaudited)

	Beginning Account Value MARCH 1, 2021	Ending Account Value August 31, 2021	Expenses Paid During Period(1)	Annualized Expense Ratio(2)	Actual Six-Month Total Investment Returns for the Funds
MFAM Mid-Cap Growth Fund
Actual
Investor Shares	$ 1,000.00	$ 1,089.50	$6.00	1.14%	8.95%
Institutional Shares	1,000.00	1,090.30	5.01	0.95	9.03
Hypothetical (5% return before expenses)
Investor Shares	$ 1,000.00	$ 1,019.46	$5.80	1.14%	N/A
Institutional Shares	1,000.00	1,020.42	4.84	0.95	N/A

(1)

Expenses are equal to each Fund’s annualized expense ratio for the period March 1, 2021 to August 31, 2021, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period. Each Fund’s ending account value in the first section of the tables are based on the actual six-month total investment return for the Fund.

(2)	These ratios reflect expenses waived by the Funds’ investment adviser. Without these waivers, the Funds’ expenses would have been higher and the ending account values would have been lower.

12

MFAM Global Opportunities Fund
Schedule of Investments
August 31, 2021

	Number of Shares	Value (Note 2)

Common Stocks — 97.5%
Aerospace & Defense — 3.9%
Axon Enterprise, Inc. (United States)*	150,000	$27,280,500
Banks — 3.3%
Bank of Georgia Group PLC (Georgia)	293,132	6,730,328
HDFC Bank., Ltd., ADR (India)	210,700	16,499,917
		23,230,245
Biotechnology — 0.6%
Ultragenyx Pharmaceutical, Inc. (United States)(a)*	45,000	4,333,050
Capital Markets — 3.6%
Brookfield Asset Management, Inc., Class A (Canada)	400,000	22,220,000
Georgia Capital PLC (Georgia)*	310,817	2,666,527
		24,886,527
Commercial Services & Supplies — 2.9%
Waste Connections, Inc. (Canada)	155,000	20,027,550
Consumer Finance — 0.9%
Gentera SAB de CV (Mexico)*	11,939,872	6,563,244
Diversified Telecommunication Services — 2.0%
Cellnex Telecom SA (Spain)*	205,000	14,031,876
Entertainment — 2.9%
Vivendi SA (France)(a)	525,000	19,998,050
Equity Real Estate Investment Trusts (REITs) — 6.1%
American Tower Corp. (United States)	45,000	13,147,650
Equinix, Inc. (United States)	20,000	16,869,000
SBA Communications Corp. (United States)	35,500	12,743,435
		42,760,085
Food & Staples Retailing — 1.5%
Costco Wholesale Corp. (United States)	23,000	10,476,270
Health Care Equipment & Supplies — 5.2%
Medtronic PLC (Ireland)	205,272	27,399,707
ResMed, Inc. (United States)	32,000	9,296,960
		36,696,667

See Notes to Financial Statements.

13

MFAM Global Opportunities Fund
Schedule of Investments (continued)
August 31, 2021

	Number of Shares	Value (Note 2)

Common Stocks (continued)
Health Care Providers & Services — 0.0%
NMC Health PLC (United Arab Emirates)(b)	485,482	$100,120
Hotels, Restaurants & Leisure — 4.0%
Starbucks Corp. (United States)	155,000	18,210,950
Yum China Holdings, Inc. (China)	160,751	9,895,832
		28,106,782
Interactive Media & Services — 5.7%
Alphabet, Inc., Class C (United States)*	9,024	26,252,982
Tencent Holding Ltd. (China)	225,600	13,933,687
		40,186,669
Internet & Direct Marketing Retail — 9.5%
Amazon.com, Inc. (United States)*	11,400	39,567,006
MercadoLibre, Inc. (Argentina)*	14,387	26,867,003
		66,434,009
IT Services — 7.9%
Mastercard, Inc., Class A (United States)	86,000	29,775,780
PayPal Holdings, Inc. (United States)*	87,900	25,373,214
		55,148,994
Life Sciences Tools & Services — 2.9%
ICON PLC (Ireland)*	80,000	20,461,600
Machinery — 0.5%
Fanuc Corp. (Japan)	16,000	3,485,777
Media — 3.4%
Cardlytics, Inc. (United States)(a)*	75,000	6,808,500
Comcast Corp., Class A (United States)	235,000	14,259,800
System1 Group PLC (United Kingdom)*	645,000	2,775,624
		23,843,924
Multiline Retail — 0.9%
Mitra Adiperkasa Tbk PT (Indonesia)*	114,754,000	5,951,355
Real Estate Management & Development — 1.9%
Jones Lang LaSalle, Inc. (United States)*	56,000	13,576,080

See Notes to Financial Statements.

14

MFAM Global Opportunities Fund
Schedule of Investments (continued)
august 31, 2021

	Number of Shares	Value (Note 2)

Common Stocks (continued)
Semiconductors & Semiconductor Equipment — 3.1%
Taiwan Semiconductor Manufacturing Co., Ltd., SP ADR (Taiwan)	183,900	$21,885,939
Software — 15.2%
Atlassian Corp., PLC, Class A (Australia)*	126,000	46,249,560
Avalara, Inc. (United States)*	40,000	7,188,000
Douzone Bizon Co., Ltd. (South Korea)	124,798	9,158,848
Everbridge, Inc. (United States)(a)*	113,500	17,816,095
Paycom Software, Inc. (United States)*	37,000	18,089,300
Splunk, Inc. (United States)*	52,000	7,949,240
		106,451,043
Trading Companies & Distributors — 5.5%
Fastenal Co. (United States)	248,000	13,850,800
Watsco, Inc. (United States)(a)	90,000	25,057,800
		38,908,600
Transportation Infrastructure — 2.3%
International Container Terminal Services, Inc. (Philippines)	4,395,000	16,448,038
Wireless Telecommunication Services — 1.8%
Safaricom PLC (Kenya)	4,000,000	1,550,179
SoftBank Group Corp. (Japan)	200,000	11,270,754
		12,820,933
Total Common Stocks (Cost $289,711,295)		684,093,927

Investments Purchased with Proceeds from Securities Lending Collateral — 7.6%
Mount Vernon Liquid Assets Portfolio, LLC, 0.09%	53,339,987	53,339,987
Total Investments Purchased with Proceeds from Securities Lending Collateral (Cost $53,339,987)		53,339,987

See Notes to Financial Statements.

15

MFAM Global Opportunities Fund
Schedule of Investments (concluded)
August 31, 2021

	Number of Shares	Value (Note 2)

Short-Term Investments — 1.0%
U.S. Bank Money Market Deposit Account, 0.01% (United States)(c)*	6,940,467	$6,940,467
Total Short-Term Investments (Cost $6,940,467)		6,940,467

Total Investments (Cost $349,991,749) — 106.1%		744,374,381
Liabilities in Excess of Other Assets — (6.1)%		(42,800,329)
NET ASSETS — 100.0%
(Applicable to 19,032,437 shares outstanding)		$701,574,052

*	Non-income producing security.

ADR — American Depositary Receipt

PLC — Public Limited Company

SP ADR — Sponsored ADR

(a)	All or a portion of the security is on loan. At August 31, 2021, the market value of securities on loan was $51,773,703.
(b)

Security has been valued at fair market value using significant unobservable inputs as determined in good faith by or under the direction of The RBB Fund, Inc.’s Board of Directors. As of August 31, 2021, these securities amounted to $100,120 or 0.0% of net assets.

(c)	The rate shown is as of August 31, 2021.

See Notes to Financial Statements.

16

MFAM Mid-Cap Growth Fund
Schedule of Investments
August 31, 2021

	Number of Shares	Value (Note 2)

Common Stocks — 99.2%
Aerospace & Defense — 4.9%
Axon Enterprise, Inc. (United States)*	90,000	$16,368,300
Air Freight & Logistics — 2.5%
GXO Logistics, Inc. (United States)*	100,000	8,179,000
Auto Components — 5.6%
Gentex Corp. (United States)	300,000	9,240,000
LCI Industries (United States)	65,414	9,266,547
		18,506,547
Automobiles — 2.5%
Thor Industries, Inc. (United States)(a)	72,500	8,223,675
Banks — 3.0%
SVB Financial Group (United States)*	18,000	10,071,000
Biotechnology — 0.6%
Ultragenyx Pharmaceutical, Inc. (United States)*	22,000	2,118,380
Electronic Equipment, Instruments & Components — 4.6%
Cognex Corp. (United States)	75,000	6,646,500
IPG Photonics Corp. (United States)(a)*	49,500	8,448,660
		15,095,160
Equity Real Estate Investment Trusts (REITs) — 4.9%
SBA Communications Corp. (United States)	45,000	16,153,650
Health Care Equipment & Supplies — 10.5%
Cooper Companies, Inc. (The) (United States)	35,400	15,955,134
Heska Corp. (United States)(a)*	16,026	4,251,697
ResMed, Inc. (United States)	50,500	14,671,765
		34,878,596
Health Care Providers & Services — 1.8%
HealthEquity, Inc. (United States)(a)*	95,000	6,096,150
Health Care Technology — 3.0%
Teladoc, Inc. (United States)(a)*	70,000	10,109,400

See Notes to Financial Statements.

17

MFAM Mid-Cap Growth Fund
Schedule of Investments (continued)
August 31, 2021

	Number of Shares	Value (Note 2)

Common Stocks (continued)
Insurance — 6.9%
Brown & Brown, Inc. (United States)	200,000	$11,610,000
Markel Corp. (United States)*	8,900	11,305,225
		22,915,225
IT Services — 2.9%
Broadridge Financial Solutions, Inc. (United States)	55,000	9,472,100
Media — 2.1%
Cardlytics, Inc. (United States)(a)*	75,000	6,808,500
Real Estate Management & Development — 5.4%
Jones Lang LaSalle, Inc. (United States)*	73,500	17,818,605
Road & Rail — 2.6%
XPO Logistics, Inc. (United States)*	100,000	8,691,000
Software — 25.2%
Alarm.com Holdings, Inc. (United States)(a)*	136,902	11,544,946
ANSYS, Inc. (United States)*	8,000	2,922,880
Avalara, Inc. (United States)(a)*	49,000	8,805,300
Everbridge, Inc. (United States)(a)*	74,500	11,694,265
Paycom Software, Inc. (United States)*	22,400	10,951,360
Paylocity Holding Corp. (United States)*	49,241	13,255,677
Splunk, Inc. (United States)*	68,000	10,395,160
Tyler Technologies, Inc. (United States)*	28,400	13,793,880
		83,363,468
Specialty Retail — 1.5%
Tractor Supply Co. (United States)(a)	24,800	4,817,400
Trading Companies & Distributors — 8.7%
Fastenal Co. (United States)	193,500	10,806,976
Watsco, Inc. (United States)	65,000	18,097,300
		28,904,276
Total Common Stocks (Cost $142,507,904)		328,590,432

See Notes to Financial Statements.

18

MFAM Mid-Cap Growth Fund
Schedule of Investments (concluded)
August 31, 2021

	Number of Shares	Value (Note 2)

Investments Purchased with Proceeds from Securities Lending Collateral — 14.5%
Mount Vernon Liquid Assets Portfolio, LLC, 0.09%	48,062,351	$48,062,351
Total Investments Purchased with Proceeds from Securities Lending Collateral (Cost $48,062,351)		48,062,351

Short-Term Investments — 0.9%
U.S. Bank Money Market Deposit Account, 0.01% (United States)(b)*	3,126,662	3,126,662
Total Short-Term Investments (Cost $3,126,662)		3,126,662

Total Investments (Cost $193,696,917) — 114.6%		379,779,445
Liabilities in Excess of Other Assets — (14.6)%		(48,494,528)
NET ASSETS — 100.0%
(Applicable to 10,089,370 shares outstanding)		$331,284,917

*	Non-income producing security.
(a)	All or a portion of the security is on loan. At August 31, 2021, the market value of securities on loan was $47,134,012.
(b)	The rate shown is as of August 31, 2021.

See Notes to Financial Statements.

19

MOTLEY FOOL ASSET MANAGEMENT FUNDS
STATEMENTS of Assets and Liabilities
August 31, 2021

	MFAM Global Opportunities Fund	MFAM Mid-Cap Growth Fund
ASSETS
Investments in securities of unaffiliated issuers, at value^ (cost $289,711,295 and $142,507,904, respectively)	$684,093,927	$328,590,432
Investments purchased with proceeds from securities lending collateral (cost $53,339,987 and $48,062,351, respectively)	53,339,987	48,062,351
Short-term investments, at value (cost $6,940,467 and $3,126,662, and respectively)	6,940,467	3,126,662
Foreign currency, at value (cost $30,150 and $0, respectively)	30,136	—
Receivables for:
Investments sold	10,518,704	—
Dividends and tax reclaims	528,102	66,508
Shares of beneficial interest sold	251,108	37,307
Prepaid expenses and other assets	25,234	12,014
Total assets	755,727,665	379,895,274

LIABILITIES
Payables for:
Securities lending collateral (see Note 6)	53,339,987	48,062,351
Advisory fees	489,534	233,652
Distribution and service fees	156,545	116,233
Shares of beneficial interest redeemed	79,557	154,122
Other accrued expenses and liabilities	87,990	43,999
Total liabilities	54,153,613	48,610,357
Net assets	$701,574,052	$331,284,917

NET ASSETS CONSIST OF:
Par value	$19,032	$10,089
Paid-in-capital	275,481,349	128,348,284
Total distributable earnings/(losses)	426,073,671	202,926,544
Net assets	$701,574,052	$331,284,917

NET ASSET VALUE:
Investor Shares:
Net assets applicable to capital shares outstanding	$520,065,182	$276,825,257
Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	14,130,924	8,449,160
Net asset value, offering and redemption price per share	$36.80	$32.76

Institutional Shares:
Net assets applicable to capital shares outstanding	$181,508,870	$54,459,660
Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	4,901,513	1,640,209
Net asset value, offering and redemption price per share	$37.03	$33.20

^ Includes market value of securities on loan	$51,773,703	$47,134,012

The accompanying notes are an integral part of these financial statements.

20

MOTLEY FOOL ASSET MANAGEMENT FUNDS
Statements of Operations
for the Year ended August 31, 2021

	MFAM Global Opportunities Fund	MFAM Mid-Cap Growth Fund
INVESTMENT INCOME
Dividends	$5,166,488	$2,002,085
Less foreign taxes withheld	(323,989)	—
Securities lending income	40,898	34,743
Total investment income	4,883,397	2,036,828

EXPENSES
Advisory fees	5,264,922	2,635,695
Shareholder service fees - Investor Shares	406,214	300,799
Administration and accounting services fees	206,230	110,911
Transfer agent fees and shareholder account services	181,764	88,955
Director fees	81,431	43,325
Legal fees	67,631	32,064
Custodian fees	60,744	8,046
Officer fees	49,889	23,606
Registration and filing fees	37,123	41,138
Printing and shareholder reporting fees	23,897	9,589
Audit and tax service fees	21,902	22,149
Other expenses	51,705	10,110
Total expenses	6,453,452	3,326,387
Expense fees waived/reimbursed net of amount recaptured	(40,827)	(13,167)
Net expenses after waivers/reimbursements	6,412,625	3,313,220
Net investment income/(loss)	(1,529,228)	(1,276,392)

NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS
Net realized gain/(loss) from:
Investments	40,498,520	27,656,516
Foreign currency transactions	(146,135)	—
Net change in unrealized appreciation/(depreciation) on:
Investments	127,445,433	41,096,995
Foreign currency translation	825	—
Net realized and unrealized gain/(loss)	167,798,643	68,753,511
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$166,269,415	$67,477,119

The accompanying notes are an integral part of these financial statements.

21

MFAM Global Opportunities Fund
Statements of Changes in Net Assets

	FOR THE YEAR ENDED AUGUST 31, 2021	FOR THE YEAR ENDED AUGUST 31, 2020
OPERATIONS
Net investment income/(loss)	$(1,529,228)	$(608,688)
Net realized gain/(loss) from investments and foreign currency transactions	40,352,385	31,659,744
Net change in unrealized appreciation/(depreciation) on investments, foreign currency translation and assets and liabilities denominated in foreign currencies	127,446,258	80,611,492
Net increase/(decrease) in net assets resulting from operations	166,269,415	111,662,548
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Investor Shares	(29,627,168)	(17,111,692)
Institutional Shares	(8,731,295)	(4,191,966)
Total dividends and distributions to shareholders	(38,358,463)	(21,303,658)
CAPITAL SHARE TRANSACTIONS:
Investor Shares
Proceeds from shares sold	38,245,067	30,395,856
Reinvestment of dividends	28,940,492	16,712,957
Shares redeemed	(70,627,638)	(89,171,236)
Total from Investor Shares	(3,442,079)	(42,062,423)
Institutional Shares
Proceeds from shares sold	26,065,853	14,910,549
Reinvestment of dividends	8,440,970	4,089,548
Shares redeemed	(7,360,393)	(8,557,376)
Total from Institutional Shares	27,146,430	10,442,721
Net increase/(decrease) in net assets from capital share transactions	23,704,351	(31,619,702)
Total increase/(decrease) in net assets	151,615,303	58,739,188
NET ASSETS:
Beginning of period	$549,958,749	$491,219,561
End of period	$701,574,052	$549,958,749

The accompanying notes are an integral part of these financial statements.

22

MFAM Global Opportunities Fund
Statements of Changes in Net Assets (CONCLUDED)

	FOR THE YEAR ENDED AUGUST 31, 2021	FOR THE YEAR ENDED AUGUST 31, 2020
SHARE TRANSACTIONS:
Investor Shares
Shares sold	1,169,191	1,207,150
Shares reinvested	908,079	668,786
Shares redeemed	(2,183,641)	(3,587,571)
Net increase/(decrease) in shares	(106,371)	(1,711,635)

Institutional Shares
Shares sold	806,765	541,635
Shares reinvested	263,533	163,060
Shares redeemed	(225,516)	(345,173)
Net increase/(decrease) in shares	844,782	359,522

The accompanying notes are an integral part of these financial statements.

23

MFAM Mid-Cap Growth Fund
Statements of Changes in Net Assets

	FOR THE YEAR ENDED AUGUST 31, 2021	FOR THE YEAR ENDED AUGUST 31, 2020
OPERATIONS
Net investment income/(loss)	$(1,276,392)	$(509,876)
Net realized gain/(loss) from investments and foreign currency transactions	27,656,516	30,695,234
Net change in unrealized appreciation/(depreciation) on investments, foreign currency translation, and assets and liabilities denominated in foreign currencies	41,096,995	36,647,739
Net increase/(decrease) in net assets resulting from operations	67,477,119	66,833,097
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Investor Shares	(28,230,758)	(13,623,726)
Institutional Shares	(4,600,549)	(1,699,890)
Total dividends and distributions to shareholders	(32,831,307)	(15,323,616)
CAPITAL SHARE TRANSACTIONS:
Investor Shares
Proceeds from shares sold	13,864,720	12,539,673
Reinvestment of dividends	27,593,542	13,304,640
Shares redeemed	(44,985,080)	(57,309,980)
Total from Investor Shares	(3,526,818)	(31,465,667)
Institutional Shares
Proceeds from shares sold	7,535,394	5,923,465
Reinvestment of dividends	4,435,828	1,671,146
Shares redeemed	(2,493,650)	(3,778,142)
Total from Institutional Shares	9,477,572	3,816,469
Net increase/(decrease) in net assets from capital share transactions	5,950,754	(27,649,198)
Total increase/(decrease) in net assets	40,596,566	23,860,283
NET ASSETS:
Beginning of period	$290,688,351	$266,828,068
End of period	$331,284,917	$290,688,351

The accompanying notes are an integral part of these financial statements.

24

MFAM Mid-Cap Growth Fund
Statements of Changes in Net Assets (CONCLUDED)

	FOR THE YEAR ENDED AUGUST 31, 2021	FOR THE YEAR ENDED AUGUST 31, 2020
SHARE TRANSACTIONS:
Investor Shares
Shares sold	457,162	493,166
Shares reinvested	952,158	535,829
Shares redeemed	(1,484,062)	(2,297,274)
Net increase/(decrease) in shares	(74,742)	(1,268,279)

Institutional Shares
Shares sold	243,287	219,115
Shares reinvested	151,238	66,632
Shares redeemed	(80,018)	(153,278)
Net increase/(decrease) in shares	314,507	132,469

The accompanying notes are an integral part of these financial statements.

25

MFAM Global Opportunities Fund
Financial Highlights

Contained below is per share operating performance data for shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	YEARS ENDED AUGUST 31,				FISCAL PERIOD ENDED AUGUST 31,		YEAR ENDED OCTOBER 31,
Investor Shares	2021	2020	2019	2018	2017(1)(2)		2016
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$30.03	$24.98	$25.91	$24.09	$20.36		$20.32
Net investment income/(loss)(3)	(0.09)	(0.04)	0.01	(0.02)	0.03		0.04
Net realized and unrealized gain/(loss) from investments	8.98	6.19	0.79	4.94	4.30		0.01
Net increase/(decrease) in net assets resulting from operations	8.89	6.15	0.80	4.92	4.33		0.05
Dividends and distributions to shareholders from:
Net investment income	—	(0.01)	—	(0.05)	(0.04)		— *
Net realized capital gains	(2.12)	(1.09)	(1.73)	(3.05)	(0.56)		(0.01)
Total dividends and distributions to shareholders	(2.12)	(1.10)	(1.73)	(3.10)	(0.60)		(0.01)
Redemption and small-balance account fees	—	—	—	— *	—	*	— *
Net asset value, end of period	$36.80	$30.03	$24.98	$25.91	$24.09		$20.36
Total investment return/(loss)(4)	30.69%	25.49%	4.74%	22.32%	21.91	%(5)	0.25%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (thousands)	$520,065	$427,553	$398,459	$393,197	$337,821		$353,118
Ratio of expenses to average net assets	1.06%	1.09%	1.10%	1.06%	1.15	%(6)	1.14%
Ratio of expenses to average net assets (before waivers and reimbursement of expenses and/or recapture of previously waived fees)	1.06%	1.08%	1.11%	1.06%	1.15	%(6)	1.14%
Ratio of net investment income/(loss) to average net assets	(0.28)%	(0.15)%	0.05%	(0.06)%	0.18	%(6)	0.20%
Ratio of net investment income/(loss) to average net assets (before waivers and reimbursement of expenses and/or recapture of previously waived fees)	(0.28)%	(0.14)%	0.04%	(0.06)%	0.18	%(6)	0.20%
Portfolio turnover rate	12%	10%	11%	15%	38	%(5)	26%

*	Amount represents less than $0.005 per share.
(1)	The Fund changed its fiscal year end to August 31 during the period.
(2)

Effective as of December 21, 2016, the Fund acquired all the assets and liabilities of the Motley Fool Global Opportunities Fund, a series of The Motley Fool Funds Trust (the “Predecessor Fund”). The financial highlights for the periods prior to that date reflect the performances of the Predecessor Fund.

(3)	Per share data calculated using average shares outstanding method.
(4)

Total investment return/(loss) reflects the rate an investor would have earned on an investment in the Fund during the period. Redemption and small-balance account fees received had no effect on the Fund’s Investor Shares total investment return.

(5)	Not annualized.
(6)	Annualized.

The accompanying notes are an integral part of these financial statements.

26

MFAM Global Opportunities Fund
Financial Highlights

Contained below is per share operating performance data for shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	YEARS ENDED AUGUST 31,				FISCAL PERIOD ENDED AUGUST 31,		YEAR ENDED OCTOBER 31,
Institutional Shares	2021	2020	2019	2018	2017(1)(2)		2016
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$30.17	$25.09	$25.97	$24.09	$20.40		$20.35
Net investment income/(loss)(3)	(0.05)	— *	0.05	0.02	0.09		0.08
Net realized and unrealized gain/(loss) from investments	9.03	6.21	0.80	4.94	4.25		0.02
Net increase/(decrease) in net assets resulting from operations	8.98	6.21	0.85	4.96	4.34		0.10
Dividends and distributions to shareholders from:
Net investment income	—	(0.04)	—	(0.03)	(0.09)		(0.04)
Net realized capital gains	(2.12)	(1.09)	(1.73)	(3.05)	(0.56)		(0.01)
Total dividends and distributions to shareholders	(2.12)	(1.13)	(1.73)	(3.08)	(0.65)		(0.05)
Redemption and small-balance account fees	—	—	—	— *	—	*	— *
Net asset value, end of period	$37.03	$30.17	$25.09	$25.97	$24.09		$20.40
Total investment return/(loss)(4)	30.86%	25.64%	4.94%	22.48%	21.97	%(5)	(0.47)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (thousands)	$181,509	$122,406	$92,760	$78,987	$60,623		$7,243
Ratio of expenses to average net assets	0.95%	0.95%	0.95%	0.95%	0.95	%(6)	0.95%
Ratio of expenses to average net assets (before waivers and reimbursement of expenses and/or recapture of previously waived fees)	0.98%	1.00%	0.99%	1.06%	1.17	%(6)	2.12%
Ratio of net investment income/(loss) to average net assets	(0.16)%	(0.01)%	0.19%	0.07%	0.48	%(6)	0.39%
Ratio of net investment income/(loss) to average net assets (before waivers and reimbursement of expenses and/or recapture of previously waived fees)	(0.19)%	(0.06)%	0.15%	(0.04)%	0.26	%(6)	(0.78)%
Portfolio turnover rate	12%	10%	11%	15%	38	%(5)	26%

*	Amount represents less than $0.005 per share.
(1)	The Fund changed its fiscal year end to August 31 during the period.
(2)

Effective as of December 21, 2016, the Fund acquired all the assets and liabilities of the Motley Fool Global Opportunities Fund, a series of The Motley Fool Funds Trust (the “Predecessor Fund”). The financial highlights for the periods prior to that date reflect the performances of the Predecessor Fund.

(3)	Per share data calculated using average shares outstanding method.
(4)

Total investment return/(loss) reflects the rate an investor would have earned on an investment in the Fund during the period. Redemption and small-balance account fees received had no effect on the Fund’s Institutional Shares total investment return.

(5)	Not annualized.
(6)	Annualized.

The accompanying notes are an integral part of these financial statements.

27

MFAM Mid-Cap Growth Fund
Financial Highlights

Contained below is per share operating performance data for shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	YEARS ENDED AUGUST 31,				FISCAL PERIOD ENDED AUGUST 31,		YEAR ENDED OCTOBER 31,
Investor Shares	2021	2020	2019	2018	2017(1)(2)		2016
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$29.47	$24.27	$27.32	$22.04	$18.29		$18.72
Net investment income/(loss)(3)	(0.13)	(0.05)	(0.01)	(0.06)	(0.05)		(0.05)
Net realized and unrealized gain/(loss) from investments	6.82	6.71	(1.88)	6.69	3.80		(0.35)
Net increase/(decrease) in net assets resulting from operations	6.69	6.66	(1.89)	6.63	3.75		(0.40)
Dividends and distributions to shareholders from:
Net investment income	—	—	—	—	—		(0.03)
Net realized capital gains	(3.40)	(1.46)	(1.16)	(1.35)	—		—
Total dividends and distributions to shareholders	(3.40)	(1.46)	(1.16)	(1.35)	—		(0.03)
Redemption and small-balance account fees	—	—	—	— *	—	*	— *
Net asset value, end of period	$32.76	$29.47	$24.27	$27.32	$22.04		$18.29
Total investment return/(loss)(4)	24.22%	28.56%	(6.13)%	30.88%	20.50	%(5)	(2.15)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (thousands)	$276,825	$251,200	$237,623	$303,669	$210,404		$205,149
Ratio of expenses to average net assets	1.09%	1.10%	1.10%	1.12%	1.15	%(6)	1.15%
Ratio of expenses to average net assets (before waivers and reimbursement of expenses and/or recapture of previously waived fees)	1.09%	1.08%	1.12%	1.06%	1.16	%(6)	1.17%
Ratio of net investment income/(loss) to average net assets	(0.43)%	(0.21)%	(0.05)%	(0.22)%	(0.30	)%(6)	(0.29)%
Ratio of net investment income/(loss) to average net assets (before waivers and reimbursement of expenses and/or recapture of previously waived fees)	(0.43)%	(0.19)%	(0.07)%	(0.16)%	(0.31	)%(6)	(0.31)%
Portfolio turnover rate	15%	14%	4%	19%	24	%(5)	21%

*	Amount represents less than $0.005 per share.
(1)	The Fund changed its fiscal year end to August 31 during the period.
(2)

Effective as of December 21, 2016, the Fund acquired all the assets and liabilities of the Motley Fool Small-Mid Cap Growth Fund, a series of The Motley Fool Funds Trust (the “Predecessor Fund”). The financial highlights for the periods prior to that date reflect the performances of the Predecessor Fund.

(3)	Per share data calculated using average shares outstanding method.
(4)

Total investment return/(loss) reflects the rate an investor would have earned on an investment in the Fund during the period. Redemption and small-balance account fees received had no effect on the Fund’s Investor Shares total investment return.

(5)	Not annualized.
(6)	Annualized.

The accompanying notes are an integral part of these financial statements.

28

MFAM Mid-Cap Growth Fund
Financial Highlights

Contained below is per share operating performance data for shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	YEARS ENDED AUGUST 31,				FISCAL PERIOD ENDED AUGUST 31,		YEAR ENDED OCTOBER 31,
Institutional Shares	2021	2020	2019	2018	2017(1)(2)		2016
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$29.79	$24.48	$27.50	$22.14	$18.34		$18.75
Net investment income/(loss)(3)	(0.09)	(0.02)	0.02	(0.01)	(0.03)		(0.02)
Net realized and unrealized gain/(loss) from investments	6.90	6.79	(1.88)	6.72	3.83		(0.33)
Net increase/(decrease) in net assets resulting from operations	6.81	6.77	(1.86)	6.71	3.80		(0.35)
Dividends and distributions to shareholders from:
Net investment income	—	—	—	—	—		(0.06)
Net realized capital gains	(3.40)	(1.46)	(1.16)	(1.35)	—		—
Total dividends and distributions to shareholders	(3.40)	(1.46)	(1.16)	(1.35)	—		(0.06)
Redemption and small-balance account fees	—	—	—	— *	—	*	— *
Net asset value, end of period	$33.20	$29.79	$24.48	$27.50	$22.14		$18.34
Total investment return/(loss)(4)	24.38%	28.77%	(5.97)%	31.10%	20.72	%(5)	(1.89)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (thousands)	$54,460	$39,488	$29,205	$30,562	$20,365		$5,502
Ratio of expenses to average net assets	0.95%	0.95%	0.95%	0.95%	0.95	%(6)	0.95%
Ratio of expenses to average net assets (before waivers and reimbursement of expenses and/or recapture of previously waived fees)	0.98%	1.00%	0.98%	1.17%	1.47	%(6)	2.40%
Ratio of net investment income/(loss) to average net assets	(0.30)%	(0.06)%	0.10%	(0.05)%	(0.15	)%(6)	(0.08)%
Ratio of net investment income/(loss) to average net assets (before waivers and reimbursement of expenses and/or recapture of previously waived fees)	(0.33)%	(0.11)%	0.07%	(0.26)%	(0.67	)%(6)	(1.53)%
Portfolio turnover rate	15%	14%	4%	19%	24	%(5)	21%

*	Amount represents less than $0.005 per share.
(1)	The Fund changed its fiscal year end to August 31 during the period.
(2)

Effective as of December 21, 2016, the Fund acquired all the assets and liabilities of the Motley Fool Small-Mid Cap Growth Fund, a series of The Motley Fool Funds Trust (the “Predecessor Fund”). The financial highlights for the periods prior to that date reflect the performances of the Predecessor Fund.

(3)	Per share data calculated using average shares outstanding method.
(4)

Total investment return/(loss) reflects the rate an investor would have earned on an investment in the Fund during the period. Redemption and small-balance account fees received had no effect on the Fund’s Institutional Shares total investment return.

(5)	Not annualized.
(6)	Annualized.

The accompanying notes are an integral part of these financial statements.

29

MOTLEY FOOL ASSET MANAGEMENT FUNDS

Notes to Financial Statements

August 31, 2021

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The RBB Fund, Inc. (“RBB” or the “Company”) was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as an open-end management investment company. RBB is a “series fund,” which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has thirty-nine separate investment portfolios, including the MFAM Global Opportunities Fund (“Global Opportunities Fund”) and MFAM Mid-Cap Growth Fund (“Mid-Cap Growth Fund”) (each a “Fund” and together the “Funds”), which became series of RBB at the close of business on December 21, 2016. As of August 31, 2021, the Global Opportunities Fund and Mid-Cap Growth Fund each offer two classes of shares, Investor and Institutional.

RBB has authorized capital of one hundred billion shares of common stock of which 88.223 billion shares are currently classified into one hundred and ninety-three classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio.

Prior to December 21, 2016, the Funds were diversified series (the “Predecessor Funds”) of The Motley Fool Funds Trust (the “Trust”), an open-end management investment company (or mutual fund) organized on November 7, 2008, as a statutory trust under the laws of the State of Delaware. Each of the Predecessor Funds was reorganized into a corresponding Fund on December 21, 2016 (the “Reorganization”). As a result of the Reorganization, the performance and accounting history of each Predecessor Fund was assumed by its corresponding Fund. Performance and accounting information prior to December 21, 2016 included herein is that of the relevant Predecessor Fund.

The investment objective of each Fund is to achieve long-term capital appreciation. The Global Opportunities Fund pursues its objective by investing primarily in common stocks of United States companies and of companies that are organized under the laws of other countries around the world. The Mid-Cap Growth Fund pursues its objective by investing primarily in common stocks of companies that are organized in the United States and that are engaged in a broad range of industries.

Each Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services - Investment Companies”.

The end of the reporting period for the Funds is August 31, 2021, and the period covered by these Notes to Financial Statements is the fiscal period ended August 31, 2021, (the “current fiscal period”).

PORTFOLIO VALUATION — Each Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Funds are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter (“OTC”) market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings, and are deemed representative of market values at the close of the market. Foreign securities are valued based on prices from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Company’s Board of Directors (the “Board”). Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments. Such procedures use fundamental valuation methods, which may include, but are not limited to, an analysis of the effect of any restrictions on the resale of the security, industry analysis and trends, significant changes in the issuer’s financial position, and any other event which could have a significant impact on the value of the security. Determination of fair value involves subjective judgment as the actual market value of a particular security can be established only by negotiations between the parties in a sales transaction, and the difference between the recorded fair value and the value that would be received in a sale could be significant. The Funds may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Funds value their securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility

30

MOTLEY FOOL ASSET MANAGEMENT FUNDS

Notes to Financial Statements (continued)

August 31, 2021

that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Funds may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

FAIR VALUE MEASUREMENTS — The inputs and valuation techniques used to measure the fair value of the Funds’ investments are summarized into three levels as described in the hierarchy below:

●	Level 1 – Prices are determined using quoted prices in active markets for identical securities.

●	Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

●	Level 3 – Prices are determined using significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

You’d think that it would be easy to determine what a share of the Fund is worth – just add up the value of everything it holds, and then divide by the number of shares. It’s not that simple, though. Some foreign markets have different operating hours (when it’s daytime in Chicago, for example, it is night in Shanghai). That means that when we calculate a Fund’s value at the end of the day, the market quotations for some of the securities held by the Fund could be several hours old, and intervening events may have affected what the stocks are worth. In addition, characteristics of the relevant markets and stocks might, in some cases, cast doubt on a particular valuation. For these reasons, we may rely on a pricing service to determine the value of particular securities. It is possible that when a Fund buys or sells the securities, the price on the real market will be different from the value used for the fair-value pricing.

The following is a summary of the inputs used, as of the end of the reporting period, in valuing the Funds’ investments carried at fair value:

GLOBAL OPPORTUNITIES FUND

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3	INVESTMENTS MEASURED AT NET ASSET VALUE^
Common Stocks	$684,093,927	$588,165,243	$95,828,564	$100,120	$—
Investments Purchased with Proceeds From Securities Lending Collateral	53,339,987	—	—	—	53,339,987
Short-Term Investments	6,940,467	6,940,467	—	—	—
Total Investments*	$744,374,381	$595,105,710	$95,828,564	$100,120	$53,339,987

31

MOTLEY FOOL ASSET MANAGEMENT FUNDS

Notes to Financial Statements (continued)

August 31, 2021

MID-CAP GROWTH FUND

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3	INVESTMENTS MEASURED AT NET ASSET VALUE^
Common Stocks	$328,590,432	$328,590,432	$—	$—	$—
Investments Purchased with Proceeds From Securities Lending Collateral	48,062,351	—	—	—	48,062,351
Short-Term Investments	3,126,662	3,126,662	—	—	—
Total Investments*	$379,779,445	$331,717,094	$—	$—	$48,062,351

*	Please refer to the Schedule of Investments for further details.
^

Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Funds’ investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) requires each Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period. A reconciliation of Level 3 investments is presented only if a Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for Level 3 transfers in and out of each level is disclosed when a Fund had an amount of total Level 3 transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

The Funds did not have any significant Level 3 transfers during the current fiscal period.

USE OF ESTIMATES — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and those differences could be significant.

INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES — The Funds record security transactions based on trade date for financial reporting purposes. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income (including amortization of premiums and accretion of discounts) is accrued when earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. The Funds’ investment income, expenses (other than class specific expenses) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Certain expenses are shared with PENN Capital Funds Trust (the “Trust”),

32

MOTLEY FOOL ASSET MANAGEMENT FUNDS

Notes to Financial Statements (continued)

August 31, 2021

a series trust of affiliated funds. Expenses incurred on behalf of a specific class, fund or fund family of the Company or Trust are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all funds (such as director or professional fees) are charged to all funds in proportion to their average net assets of RBB and the Trust, or in such other manner as the Board deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are accrued daily and taken into account for the purpose of determining the NAV of the Funds.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Each Fund pays dividends from its net investment income and distributes any net capital gains that it realizes. Dividends and capital gains distributions are generally paid once a year and as required to comply with federal excise tax requirements. Distributions to shareholders are determined in accordance with tax regulations and recorded on ex dividend date. All dividends and other distributions will be reinvested in Fund shares unless a shareholder chooses either to (1) receive dividends in cash, while reinvesting capital gains distributions in additional Fund shares; or (2) receive all distributions in cash. Additionally, each Fund reports details of distribution-related transactions on quarterly account statements. You may not receive a separate confirmation statement for these transactions.

When a Fund pays a dividend or other distribution, its net asset value (NAV) per share will decline by the per-share amount of the distribution. Investors are no poorer for this “distribution drop,” however. As this section explains, investors may elect to reinvest their dividend and distribution payments. Doing so would allow them to acquire additional shares at the post-distribution NAV per share. They may also choose to receive a check in the amount of their portion of the dividend or distribution.

U.S. TAX STATUS — No provision is made for U.S. income taxes as it is each Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

CORONAVIRUS (COVID-19) PANDEMIC — The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. Although vaccines for COVID-19 are becoming more widely available, the ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers are not known. The operational and financial performance of the issuers of securities in which the Funds invest depends on future developments, including the duration and spread of the outbreak and the pace of recovery which may vary from market to market, and such uncertainty may in turn adversely affect the value and liquidity of the Funds’ investments, impair the Funds’ ability to satisfy redemption requests, and negatively impact the Funds’ performance.

CASH AND CASH EQUIVALENTS — Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

OTHER — In the normal course of business, the Funds may enter into contracts that provide general indemnifications. Each Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

FOREIGN CURRENCY TRANSLATION — The books and records of the Funds are maintained in U.S. dollars as follows: (1) the values of investment securities and other assets and liabilities stated in foreign currencies are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales and income are translated at the rates of exchange prevailing on the respective dates of such transactions. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement from foreign currency transactions are reported in the Statements of Operations for the current period. The Funds do not isolate the portion of gains and losses on investments.

33

MOTLEY FOOL ASSET MANAGEMENT FUNDS

Notes to Financial Statements (continued)

August 31, 2021

2. INVESTMENT POLICIES AND PRACTICES

The sections below describe some of the different types of investments that may be made by the Funds and the investment practices in which the Funds may engage.

When we say that the Funds may invest in other types of securities and in other asset classes, the “may” is well worth emphasizing, as the Funds’ primary focus is the common stocks of companies that the Adviser believes are both high-quality and available at a reasonable price.

FOREIGN SECURITIES — The Global Opportunities Fund and the Mid-Cap Growth Fund may invest, in equity and fixed-income securities of foreign companies, including companies located in both developed and emerging-market countries. Investment in foreign securities may include the purchase of American Depositary Receipts (“ADRs”) and other depositary receipts (European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”)) that represent indirect interests in securities of foreign issuers. A significant portion of a Fund’s exposure to foreign investments may be composed of such investments. Investments in foreign securities are affected by risk factors generally not associated with investments in the securities of U.S. companies in the U.S. With respect to such securities, there may be more limited information publicly available concerning the issuer than would be the case with respect to domestic securities, foreign issuers may use different accounting standards, and foreign trading markets may not be as liquid as are U.S. markets. Foreign securities also involve such risks as currency risks, possible imposition of withholding or confiscatory taxes, possible currency transfer restrictions, expropriation or other adverse political or economic developments, and the difficulty of enforcing obligations in other countries. These risks may be greater in emerging-market countries and in less-developed countries.

If a Fund holds a foreign stock, and the stock is traded on a foreign exchange, with its price denominated in that foreign currency, the value of the stock will change, for the Fund, whenever the relative value of the U.S. dollar and that foreign currency change. To take an imaginary example, if the Fund holds shares in Ruritania Telecom, traded on the Ruritanian Stock Exchange, those shares will be worth more to the Fund if the value of the Ruritanian ploof increases against the U.S. dollar, and vice versa, all other things being equal.

The purchase of securities denominated in foreign currencies will subject the value of the Funds’ investments in those securities to fluctuations caused by changes in foreign exchange rates. To hedge against the effects of changes in foreign exchange rates, the Funds may enter into forward foreign currency exchange contracts (“forward contracts”). These contracts represent agreements to exchange an amount of currency at an agreed-upon future date and rate. The Funds will generally use forward contracts only to “lock in” the price in U.S. dollars of a foreign security that a Fund plans to purchase or to sell. In certain limited cases, it may use such contracts to hedge against an anticipated substantial decline in the price of a foreign currency against the U.S. dollar that would adversely affect the U.S. dollar value of foreign securities held by the Fund. Forward contracts will not be used in all cases and, in any event, cannot completely protect the Funds against all changes in the values of foreign securities resulting from fluctuations in foreign exchange rates. The Funds will not enter into a forward contract if, as a result, forward contracts would represent more than 20% of a Fund’s total assets. For hedging purposes, the Funds may also use options on foreign currencies, which expose the Funds to certain risks.

Some foreign securities are traded in the U.S. in the form of ADRs. ADRs are receipts typically issued by a U.S. bank or company evidencing ownership of the underlying securities of foreign issuers. EDRs and GDRs are receipts typically issued by foreign banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or U.S. issuer. Generally, depositary receipts in registered form are designed for use in the U.S. and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary receipts generally involve the same risks as other investments in foreign securities. However, holders of ADRs and other depositary receipts may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications.

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MOTLEY FOOL ASSET MANAGEMENT FUNDS

Notes to Financial Statements (continued)

August 31, 2021

TYPES OF FIXED-INCOME SECURITIES — A Fund may invest in bonds and other types of debt obligations of U.S. and foreign issuers. Fixed income securities purchased by a Fund may include, among others, bonds, notes, and debentures issued by corporations; debt securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities (“U.S. Government Securities”); municipal securities; mortgage-backed and asset-backed securities; and debt securities issued or guaranteed by foreign governments, their agencies, instrumentalities, or political subdivisions, or by government-owned, -controlled, or -sponsored entities, including central banks. These investments also include money market instruments and other types of obligations. Investors should recognize that, although securities ratings issued by Standard & Poor’s® Ratings Services (“S&P”), a division of The McGraw-Hill Companies, Inc., and Moody’s Investors Services©, Inc. (“Moody’s”), provide a generally useful guide as to credit risks, they do not offer any criteria to evaluate interest rate risk. Changes in interest rate levels generally cause fluctuations in the prices of fixed-income securities and will, therefore, cause fluctuations in the NAV per share of a Fund. Subsequent to the purchase of a fixed-income security by a Fund, the ratings or credit quality of such security may deteriorate. Any such subsequent adverse changes in the rating or quality of a security held by a Fund would not require a Fund to sell the security.

PARTICIPATORY NOTES — A participatory note, as used by a Fund, is an instrument used by investors to obtain exposure to an equity investment, including common stocks and warrants, in a local market where direct ownership is not permitted (or is impractical.) In countries where direct ownership by a foreign investor, such as a Fund, is not allowed by local law, such as Saudi Arabia, an investor may gain exposure to the market through a participatory note, which derives its value from a group of underlying equity securities. A participatory note is intended (disregarding the effect of any fees and expenses) to reflect the performance of the underlying equity securities on a one-to-one basis so that investors will not normally gain more in absolute terms than they would have made had they invested in the underlying securities directly, and will not normally lose more than they would have lost had they invested in the underlying securities directly.

In addition to providing access to otherwise closed markets, participatory notes can also provide a less expensive option to direct investment (where ownership by foreign investors is permitted) by reducing registration and transaction costs in acquiring and selling local registered shares. The Funds’ investment manager also believes that participatory notes can offer greater liquidity in markets that restrict the ability of the Funds to dispose of an investment by either restricting transactions by size or requiring registration and/or regulatory approvals.

The purchase of participatory notes involves risks that are in addition to the risks normally associated with a direct investment in the underlying securities. The Fund is subject to the risk that the issuer of the participatory note (i.e., the issuing bank or broker-dealer), which is the only responsible party under the note, is unable or refuses to perform under the terms of the participatory note, also known as counterparty risk.

While the holder of a participatory note is entitled to receive from the bank or broker-dealer any dividends or other distributions paid on the underlying securities, the holder is not entitled to the same rights as an owner of the underlying securities, such as voting rights.

Participatory notes may not be traded on exchanges, are privately issued, and may be illiquid. To the extent a participatory note is determined to be illiquid, it would be subject to the Fund’s limitation on investments in illiquid securities. There can be no assurance that the trading price or value of participatory notes will equal the value of the underlying value of the equity securities they seek to replicate.

REAL ESTATE INVESTMENT TRUSTS — Real estate investment trusts (“REITs”) are pooled investment vehicles that manage a portfolio of real estate or real estate-related loans to earn profits for their shareholders. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of the borrower on any credit extended. REITs are dependent upon management skills, may not be diversified geographically or by property type, and are subject to heavy cash-flow dependency, default by borrowers, and self-liquidation. REITs must also meet certain requirements under the Internal Revenue Code of 1986, as amended (the “Code”), to avoid entity level tax and be eligible to pass through certain tax attributes of their income to shareholders. REITs are consequently subject to the risk of failing to meet these requirements for favorable tax treatment and of failing to maintain their exemptions from registration under the 1940 Act. REITs are also subject to the risks of changes in the Code, affecting their tax status.

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MOTLEY FOOL ASSET MANAGEMENT FUNDS

Notes to Financial Statements (continued)

August 31, 2021

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable-rate mortgage loans are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed-rate obligations.

The management of a REIT may be subject to conflicts of interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the REIT. REITs may own properties through joint ventures or in other circumstances in which a REIT may not have control over its investments. REITs may use significant amounts of leverage.

REITs often do not provide complete tax information until after the end of the calendar year. Consequently, because of the delay, it may be necessary for a Fund, if invested in REITs, to request permission to extend the deadline for issuance of Forms 1099-DIV beyond January 31. Alternatively, amended Forms 1099-DIV may be sent. During the current fiscal period, the Global Opportunities Fund and Mid-Cap Growth Fund invested in REITs.

TEMPORARY INVESTMENTS — During periods of adverse market or economic conditions, a Fund may temporarily invest all or a substantial portion of its assets in high-quality, fixed-income securities, money market instruments, and shares of money market mutual funds, or it may hold cash. At such times, a Fund would not be pursuing its stated investment objective with its usual investment strategies. A Fund may also hold these investments for liquidity purposes. Fixed-income securities will be deemed to be of high quality if they are rated “A” or better by S&P or Moody’s or, if unrated, are determined to be of comparable quality by the Adviser. Money market instruments are high-quality, short-term fixed income obligations (which generally have remaining maturities of one year or less), and may include U.S. Government Securities, commercial paper, certificates of deposit and banker’s acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements for US. Government Securities. In lieu of purchasing money market instruments, a Fund may purchase shares of money market mutual funds that invest primarily in U.S. Government Securities and repurchase agreements involving those securities, subject to certain limitations imposed by the 1940 Act. A Fund, as an investor in a money market fund, will indirectly bear the fees and expenses of the money market fund. These indirect fees and expenses will be in addition to the fees and expenses of the Funds. Repurchase agreements involve certain risks not associated with direct investments in debt securities.

3. INVESTMENT ADVISER AND OTHER SERVICES

Each Fund pays all of its expenses other than those expressly assumed by Motley Fool Asset Management (“MFAM” or the “Adviser”). Expenses of each Fund are deducted from the Funds’ total income before dividends are paid. Subject to the supervision of the Board, the Adviser manages the overall investment operations of the Funds in accordance with the Funds’ investment objective and policies and formulates a continuing investment strategy for the Funds pursuant to the terms of the Investment Advisory Agreement between the Adviser and the Company on behalf of the Funds. The Adviser is a wholly-owned subsidiary of Motley Fool Investment Management, LLC, which is a wholly owned subsidiary of The Motley Fool Holdings Inc. (“TMF Holdings”), a multimedia financial-services holding company that also owns The Motley Fool, LLC, which publishes investment information and analysis across a wide range of media, including investment newsletter services, websites, and books. TMF Holdings is controlled by David Gardner and Tom Gardner, along with other private shareholders. Each Fund compensates the Adviser for its services at an annual rate based on each Fund’s average daily net assets (the “Advisory Fee”), payable on a monthly basis in arrears, as shown in the following table.

The Adviser has contractually agreed to pay, waive or absorb a portion of the operating expenses of each Fund’s share classes to the extent that total annual Fund operating expenses of the Investor and Institutional Shares of each Fund (as applicable) (excluding certain items discussed below) exceed the rates (“Expense Caps”) shown in the following table of each Fund’s average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net total annual Fund operating expenses to exceed the

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MOTLEY FOOL ASSET MANAGEMENT FUNDS

Notes to Financial Statements (continued)

August 31, 2021

Expense Caps as applicable: acquired fund fees and expenses, brokerage commissions, extraordinary items, interest and taxes. This contractual limitation is in effect until December 31, 2021 and may not be terminated without the approval of the Board. The Adviser may discontinue these arrangements at any time after December 31, 2021.

		EXPENSE CAPS
FUND	ADVISORY FEES	INVESTOR SHARES	INSTITUTIONAL SHARES
Global Opportunities Fund	0.85%	1.15%	0.95%
Mid-Cap Growth Fund	0.85%	1.15%	0.95%

During the current fiscal period, investment advisory fees accrued and waived were as follows:

FUND	GROSS ADVISORY FEES	RECOUPMENT/ WAIVERS	NET ADVISORY FEES
Global Opportunities Fund	$5,264,922	$(40,827)	$5,224,095
Mid-Cap Growth Fund	2,635,695	(13,167)	2,622,528

The Adviser may recover from the Investor and Institutional Shares of each Fund fees and expenses previously paid, waived, or absorbed for a period of three years after such fees or expenses were incurred, provided that the repayments do not cause the Funds’ operating expenses (excluding brokerage commissions, taxes, interest expense, acquired fund fees and expenses, and any extraordinary expenses) to exceed the expense limits of the Investor and Institutional Class, respectively, of each Fund that were in effect at the time the fees and expenses were paid, waived, or absorbed by the Adviser, as well as the expense limits that are currently in effect, if different. Previously waived fees subject to future recovery by the Adviser are as follows:

	EXPIRATION
FUND	AUGUST 31, 2022	AUGUST 31, 2023	AUGUST 31, 2024	TOTAL
Global Opportunities Fund - Investor Class	$—	$—	$—	$—
Global Opportunities Fund - Institutional Class	32,294	49,147	40,827	122,268
Mid-Cap Growth Fund - Investor Class	—	—	653	653
Mid-Cap Growth Fund - Institutional Class	8,934	16,169	12,514	37,617

U.S. Bancorp Fund Services, LLC (“Fund Services”), doing business as U.S. Bank Global Fund Services, serves as administrator for the Funds. For providing administrative and accounting services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Fund Services serves as the Funds’ transfer and dividend disbursing agent. For providing transfer agent services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

U.S. Bank, N.A. (the “Custodian”) provides certain custodial services to the Funds. The Custodian is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Foreside Funds Distributors, LLC serves as the principal underwriter and distributor of the Funds’ shares pursuant to a Distribution Agreement with RBB.

For compensation amounts paid to Fund Services and the Custodian, please refer to the Statements of Operations.

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MOTLEY FOOL ASSET MANAGEMENT FUNDS

Notes to Financial Statements (continued)

August 31, 2021

DIRECTOR AND OFFICER COMPENSATION — The Directors of the Company receive an annual retainer and meeting fees for meetings attended. An employee of Vigilant Compliance, LLC serves as President and Chief Compliance Officer of the Company. Vigilant Compliance, LLC is compensated for the services provided to the Company. Employees of RBB serve as Treasurer, Secretary and Director of Marketing & Business Development of the Company. They are compensated for services provided. Certain employees of Fund Services serve as officers of the Company. They are not compensated by the Funds or the Company. Prior to October 1, 2020, an employee of Vigilant Compliance, LLC served as the Chief Compliance Officer of the Adviser. Neither the Funds nor the Company compensated this individual or Vigilant Compliance, LLC for services provided to Motley Fool Asset Management. For Director and Officer compensation amounts, please refer to the Statements of Operations.

SHAREHOLDER SERVICING FEE — The Funds have entered into a shareholder servicing agreement (the “Agreement”) with the Adviser, under which the Adviser provides, or arranges for others to provide, certain specified shareholder services. As compensation for the provision of shareholder services, the Funds may pay servicing fees up to an annual rate of 0.20% of the average daily net assets of the Investor Shares. Payments to the Adviser under the Agreement may reimburse the Adviser for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Adviser for services provided to shareholders of the Funds. The services provided by such intermediaries are primarily designed to assist shareholders of the Funds and include the furnishing of office space and equipment, telephone facilities, personnel, and assistance to the Fund in servicing such shareholders. Services provided by such intermediaries also include the provision of support services to the Funds and include establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Funds, and providing such other personal services to shareholders as the Funds may reasonably request. During the current fiscal period, the Funds incurred shareholder servicing fees as follows:

FUND	SHAREHOLDER SERVICING FEES
Global Opportunities Fund – Investor Shares	$406,214
Mid-Cap Growth Fund – Investor Shares	300,799

REDEMPTION FEE — Prior to January 1, 2018, the Funds imposed a redemption fee of 2.00% on redemptions/exchanges of Fund shares held less than 90 days. The redemption fee was calculated as a percentage of the net asset value of the total redemption proceeds and was retained by the Funds and accounted for as additional paid-in capital. Effective January 1, 2018, the Funds have eliminated their redemption fees. Please see the Funds’ prospectus for more information.

SMALL-BALANCE ACCOUNT FEE — The Funds charge a small-balance account fee of $24 annually if the value of an account is less than $10,000. The fee is assessed by redeeming shares from that account. Certain exceptions to the imposition of the small-balance account fee exist. Please see the Funds’ prospectus for more information.

TRANSACTIONS WITH AFFILIATES — Advisers to investment companies, including MFAM Funds, are permitted under 17a-7 of the 1940 Act to purchase or sell securities directly between affiliated clients. When affecting these “cross” transactions, Rule 17a-7 imposes restrictions on how the trades are processed and reported. The specified conditions within Rule 17a-7 are outlined in procedures established by or under the direction of the Board of Directors. The procedures have been designed to provide assurance that any purchase or sale of securities by the Fund from or to another Fund complies with Rule 17a-7 under the 1940 Act.

During the current fiscal period, the Funds did not engage in any security transactions with affiliates.

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MOTLEY FOOL ASSET MANAGEMENT FUNDS

Notes to Financial Statements (continued)

August 31, 2021

4. PURCHASES AND SALES OF INVESTMENT SECURITIES

During the current fiscal period, aggregate purchases and sales and maturities of investment securities of the Funds were as follows:

FUND	PURCHASES	SALES
Global Opportunities Fund	$74,940,155	$102,815,184
Mid-Cap Growth Fund	44,126,308	70,537,540

There were no purchases or sales of long-term U.S. Government Securities during the current fiscal period.

5. FEDERAL INCOME TAX INFORMATION

The Funds have followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Funds to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Funds have determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Funds are subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

As of August 31, 2021, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by each Fund were as follows:

FUND	FEDERAL TAX COST	UNREALIZED APPRECIATION	UNREALIZED (DEPRECIATION)	NET UNREALIZED APPRECIATION/ (DEPRECIATION)
Global Opportunities Fund	$350,149,612	$408,227,942	$(14,003,173)	$394,224,769
Mid-Cap Growth Fund	193,696,917	186,269,382	(186,854)	186,082,528

Distributions to shareholders, if any, from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

Permanent differences as of August 31, 2021 were reclassified among the following accounts:

FUND	DISTRIBUTABLE EARNINGS/(LOSS)	PAID-IN CAPITAL
Global Opportunities Fund	$325,798	$(325,798)
Mid-Cap Growth Fund	529,010	(529,010)

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Notes to Financial Statements (continued)

August 31, 2021

As of August 31, 2021, the components of distributable earnings on a tax basis were as follows:

FUND	UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAINS	CAPITAL LOSS CARRYOVER	QUALIFIED LATE-YEAR LOSS DEFERRAL	UNREALIZED APPRECIATION/ (DEPRECIATION)	TOTAL
Global Opportunities Fund	$—	$33,191,007	$—	$(1,349,566)	$394,232,230	$426,073,671
Mid-Cap Growth Fund	—	17,958,485	—	(1,114,469)	186,082,528	202,926,544

The differences between the book and tax basis components of distributable earnings relate primarily to the timing of recognition of income and gains for federal income tax purposes.

The tax character of dividends and distributions paid during the fiscal years ended August 31, 2021 and August 31, 2020 were as follows:

FUND	TAX YEAR	ORDINARY INCOME	LONG-TERM CAPITAL GAIN	TOTAL
Global Opportunities Fund	2021	$254,531	$38,103,932	$38,358,463
	2020	290,198	21,013,460	21,303,658
Mid-Cap Growth Fund	2021	—	32,831,307	32,831,307
	2020	—	15,323,616	15,323,616

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

Pursuant to federal income tax rules applicable to regulated investment companies, the Funds may elect to treat certain capital losses between November 1 and August 31 and late year ordinary losses ((i) ordinary losses between January 1 and August 31, and (ii) specified ordinary and currency losses between November 1 and August 31) as occurring on the first day of the following tax year. For the fiscal year ended August 31, 2021, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until September 1, 2021. The Global Opportunities Fund deferred qualified late-year losses of $1,349,566 and the Mid-Cap Growth Fund deferred qualified late-year losses of $1,114,469 which will be treated as arising on the first business day of the following fiscal year.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. As of August 31, 2021, the Funds had no unexpiring short-term or long-term losses.

6. SECURITIES LENDING

The Funds may make secured loans of its portfolio securities to brokers, dealers and other financial institutions to earn additional income and receive cash collateral equal to at least 100% of the current market value of the loaned securities, as marked to market each day that the NAV of the Funds are determined. When the collateral falls below specified amounts, the Funds’ lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Funds will pay administrative and custodial fees in connection with the loan of securities. Collateral is invested in short-term investments and the Funds will bear the risk of loss of the invested collateral. Investments purchased with proceeds from securities lending are overnight and continuous. Securities lending will expose the Funds to the risk

40

MOTLEY FOOL ASSET MANAGEMENT FUNDS

Notes to Financial Statements (continued)

August 31, 2021

of loss should a borrower default on its obligation to return the borrowed securities. The market value of the securities on loan and cash collateral as of the end of the reporting period and the income generated from the program during the current fiscal period with respect to such secured loans were as follows:

FUND	MARKET VALUE OF SECURITIES LOANED	MARKET VALUE OF COLLATERAL	INCOME RECEIVED FROM SECURITIES LENDING
Global Opportunities Fund	$51,773,703	$53,339,987	$40,898
Mid-Cap Growth Fund	47,134,012	48,062,351	34,743

Securities lending transactions are entered into by the Funds’ securities lending agent on behalf of the Funds under a Master Securities Lending Agreement (“MSLA”) which permits the Funds’ securities lending agent on behalf of the Funds under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset amounts payable on behalf of the Funds to the same counterparty against amounts to be received and create one single net payment due to or from the Funds. The following table is a summary of the Funds open securities lending transactions which are subject to a MSLA as of the end of the reporting period:

		GROSS AMOUNTS OFFSET IN THE	NET AMOUNT OF ASSETS PRESENTED IN THE	GROSS AMOUNT NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
FUND	GROSS AMOUNTS OF RECOGNIZED ASSETS	STATEMENTS OF ASSETS AND LIABILITIES	STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENTS[1]	CASH COLLATERAL RECEIVED	NET AMOUNT[2]
Global Opportunities Fund	$51,773,703	$—	$51,773,703	$(51,773,703)	$—	$—
Mid-Cap Growth Fund	47,134,012	—	47,134,012	(47,134,012)	—	—

1	Amount disclosed is limited to the amount of assets presented in the Statements of Assets and Liabilities. Actual collateral received may be more than the amount shown.
2	Net amount represents the net amount receivable from the counterparty in the event of default.

7. NEW ACCOUNTING PRONOUNCEMENTS AND REGULATORY UPDATES

In October 2020, the Securities and Exchange Commission (“SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and require funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. Funds will be required to comply with Rule 18f-4 by August 19, 2022. It is not currently clear what impact, if any, Rule 18f-4 will have on the availability, liquidity or performance of derivatives. Management is currently evaluating the potential impact of Rule 18f-4 on the Funds. When fully implemented, Rule 18f-4 may require changes in how a Fund uses derivatives, adversely affect a Fund’s performance and increase costs related to a Fund’s use of derivatives.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5

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MOTLEY FOOL ASSET MANAGEMENT FUNDS

Notes to Financial Statements (CONCLUDED)

August 31, 2021

also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Funds will be required to comply with the rules by September 8, 2022. Management is currently assessing the potential impact of the new rules on the Funds’ financial statements.

8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there was the following subsequent event:

On September 21-22, 2021, the Board of Directors of the Company approved the conversion of the Global Opportunities Fund and the Mid-Cap Growth Fund into exchange-traded funds (“ETFs”) by the reorganization of the Global Opportunities Fund and the Mid-Cap Growth Fund into corresponding ETFs, the MFAM Global Opportunities ETF and the MFAM Mid-Cap Growth ETF, respectively. There will be no change to the Funds’ investment objectives, investment strategies or portfolio management as a result of the reorganizations.

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Report of Independent Registered
Public Accounting Firm

To the Board of Directors of
The RBB Fund, Inc.
and the Shareholders of the MFAM Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the MFAM Global Opportunities Fund and MFAM Mid-Cap Growth Fund (the “Funds”), each a series of The RBB Fund, Inc. (the “Trust”), including the schedules of investments, as of August 31, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the four years in the period then ended, for the period ended August 31, 2017 and for the year ended October 31, 2016, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of August 31, 2021, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the four years in the period then ended, for the period ended August 31, 2017 and for the year ended October 31, 2016, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2011.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
October 28, 2021

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MOTLEY FOOL ASSET MANAGEMENT FUNDS

Shareholder Tax Information (Unaudited)

Certain tax information regarding the Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable period ended August 31, 2021. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ending December 31, 2021. During the fiscal year ended August 31, 2021, the following dividends and distributions were paid by the Funds:

FUND	ORDINARY INCOME	LONG-TERM GAINS
Global Opportunities Fund	$ 254,531	$ 38,103,932
Mid-Cap Growth Fund	—	32,831,307

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

Under the Jobs and Growth Tax relief Reconciliation Act of 2003 the following percentages of ordinary dividends paid during the fiscal year ended August 31, 2021 are designated as “qualified dividend income,” as defined in the Act, and are subject to reduced tax rates:

Global Opportunities Fund	100.00%
Mid-Cap Growth Fund	0.00%

The percentage of total ordinary income dividends paid qualifying for the corporate dividends received deduction for the Funds are as follows:

Global Opportunities Fund	100.00%
Mid-Cap Growth Fund	0.00%

Because the Funds’ fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2022. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2022.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Funds, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Funds.

44

MOTLEY FOOL ASSET MANAGEMENT FUNDS

Notice to Shareholders (UNAUDITED)

Information on Proxy Voting

Policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities as well as information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available (i) without charge, upon request, by calling (888) 863-8803; and (ii) on the U.S. SEC’s website at http://www.sec.gov.

Quarterly Schedule of Investments

The Company files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. Shareholders can obtain the Form N-PORT (i) without charge, upon request, by calling (888) 863-8803; (ii) on the SEC’s website at http://www.sec.gov; and (iii) on the Funds website at http://www.mfamfunds.com.

Approval of Investment Advisory Agreement

As required by the 1940 Act, the Board, including all of the Directors who are not “interested persons” of the Company, as that term is defined in the 1940 Act (the “Independent Directors”), considered the renewal of the investment advisory agreement between MFAM and the Company (the “Investment Advisory Agreement”) on behalf of the MFAM Global Opportunities Fund and the MFAM Mid-Cap Growth Fund (each a “Fund” and together the “Funds”), at a meeting of the Board held on May 12-13, 2021 (the “Meeting”). At the Meeting, the Board, including all of the Independent Directors, approved the Investment Advisory Agreement for an additional one-year term. The Board’s decision to approve the Investment Advisory Agreement reflects the exercise of its business judgment to continue the existing arrangements. In approving the Investment Advisory Agreement, the Board considered information provided by MFAM with the assistance and advice of counsel to the Independent Directors and the Company.

In considering the renewal and approval of the Investment Advisory Agreement between the Company and MFAM with respect to the Funds, the Directors took into account all the materials provided prior to and during the Meeting and at other meetings throughout the past year, the presentations made during the Meeting, and the discussions held during the Meeting. Among other things, the Directors considered (i) the nature, extent, and quality of MFAM’s services provided to the Funds; (ii) descriptions of the experience and qualifications of MFAM’s personnel providing those services; (iii) MFAM’s investment philosophies and processes; (iv) MFAM’s assets under management and client descriptions; (v) MFAM’s soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vi) MFAM’s advisory fee arrangement with the Company and other similarly managed clients; (vii) MFAM’s compliance policies and procedures; (viii) MFAM’s financial information, insurance coverage and profitability analysis related to providing advisory services to the Funds; (ix) the extent to which economies of scale are relevant to the Funds; (x) a report prepared by Broadridge/Lipper comparing each Fund’s management fees and total expense ratio to those of its Lipper peer group; and (xi) a report comparing the performance of the Funds to the performance of their respective benchmark.

As part of their review, the Directors considered the nature, extent and quality of the services provided by MFAM. The Directors concluded that MFAM had substantial resources to provide services to the Funds and that MFAM’s services had been acceptable.

The Directors also considered the investment performance of the Funds and MFAM. The Directors considered the Funds’ investment performance in light of their investment objectives and investment strategies. The Directors concluded that the investment performance of each of the Funds as compared to their respective benchmarks and Lipper Groups was acceptable.

In reaching this conclusion, the Directors observed that the MFAM Global Opportunities Fund had outperformed its benchmark for the one-year, three-year, five-year, ten-year and since-inception periods, and underperformed its benchmark for the year-to-date period, each ended March 31, 2021. The Directors also noted that the MFAM Global Opportunities Fund ranked in the 2nd quintile in its Lipper Performance Group for the one-year, two-year, three-year, four-year, and five-year periods ended December 31, 2020.

45

MOTLEY FOOL ASSET MANAGEMENT FUNDS

Notice to Shareholders (Concluded) (Unaudited)

The Directors noted the MFAM Mid-Cap Growth Fund had outperformed its benchmark for the ten-year period, and underperformed its benchmark for the year-to-date, one-year, three-year, five-year, and since-inception periods, each ended March 31, 2021. The Directors also noted that the MFAM Mid-Cap Growth Fund ranked in the 4th quintile in its Lipper Performance Group for the one-year, four-year and five-year periods and in the 5th quintile for the two-year and three-year periods ended December 31, 2020.

The Board also considered the advisory fee rates payable by the Funds under the Investment Advisory Agreements. In this regard, information on the fees paid by the Funds and the Funds’ total operating expense ratios (before and after fee waivers and expense reimbursements) were compared to similar information for mutual funds advised by other, unaffiliated investment advisory firms.

The Directors noted that the actual advisor fee of the MFAM Mid-Cap Growth Fund ranked in the 4th quintile of the Fund’s Lipper Expense Group, and that the total expenses of the Fund ranked in the 3rd quintile of its Lipper Expense Group.

The Directors noted that the actual advisor fee and total expenses of the MFAM Global Opportunities Fund ranked in the 4th quintile of the Fund’s Lipper Expense Group.

The Directors noted that MFAM had contractually agreed to waive management fees and reimburse expenses through at least December 31, 2021 to agreed upon levels for the MFAM Global Opportunities Fund and the MFAM Mid-Cap Growth Fund.

After reviewing the information regarding the Funds’ costs, profitability and economies of scale, and after considering MFAM’s services, the Directors concluded that the investment advisory fees paid by the Funds were fair and reasonable and that the Investment Advisory Agreement should be approved and continued for an additional one year period ending August 16, 2022.

46

MOTLEY FOOL ASSET MANAGEMENT FUNDS

PRIVACY NOTICE (Unaudited)

What Does Motley Fool Asset Management Funds Do With Your Personal Information?

Why?: Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information.

Please read this notice carefully to understand what we do.

What?: The type of personal information we collect and share depend on the product or service you have with us. This information can include:

●	Social Security number and transaction history
●	Account balances and checking account information
●	Account transactions and wire transfer instructions

When you are no longer a customer, we continue to share your information as described in this notice.

How?: All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Motley Fool Asset Management chooses to share; and whether you can limit this sharing.

Reasons we share your personal information	Does MFAM share?	Can you limit this sharing?

For our everyday business purposes —
such as to process your transaction, maintain your account(s), provide you with necessary information, respond to court orders and legal investigation, or report to credit bureaus

	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	Yes
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our affiliates to market to you	Yes	Yes
For nonaffiliates to market to you	No	We don’t share

Visit us online: http://www.mfamfunds.com/website-privacy-policy/

Please note:

●

If you are a new customer, we can begin sharing your information 30 days from the days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice.

47

MOTLEY FOOL ASSET MANAGEMENT FUNDS

PRIVACY NOTICE (Continued) (Unaudited)

However, you can contact us at any time to limit our sharing.

Questions: Call 1-888-863-8803 or go to www.mfamfunds.com

What we do:

How does MFAM protect my personal information?

We collect your personal information, for example, when you:

●	Open an account or provide account information
●	Make deposits or withdrawals from your account
●	Make a wire transfer or tell us where to send the money

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●	Sharing for affiliates everyday business purposes – information about your creditworthiness
●	Make deposits or withdrawals from your account
●	Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

What happens when I limit sharing for an account I hold jointly with someone else?

Your choices will apply to everyone on your account.

EUROPEAN UNION’S GENERAL DATA PROTECTION REGULATION

In addition to the above information, where applicable, you have the following rights under the European Union’s General Data Protection Regulation (“GDPR”) and U.S. Privacy Laws, as applicable and to the extent permitted by law, to

●	Check whether we hold personal information about you and to access such data (in accordance with our policy)
●	Request the correction of personal information about you that is inaccurate
●	Have a copy of the personal information we hold about you provided to you or another “controller” where technically feasible
●	Request the erasure of your personal information
●	Request the restriction of processing concerning you

The legal grounds for processing of your personal information is for contractual necessity and compliance with law.

If you wish to exercise any of your rights above, please call: 1-888-863-8803.

You are required to ensure the personal information we hold about you is up-to-date and accurate and you must notify us of any changes to the personal data you provided to us.

The MFAM Funds shall retain your personal data for as long as you are an investor in the Funds and thereafter as long as necessary to comply with applicable laws that require the Funds to retain your personal data, such as the Securities and Exchange Commission’s data retention rules. Your personal data will be transferred to the United States so that the Funds may provide the agreed upon services for you. No adequacy decision has been rendered by the European Commission as to the data protection of your personal data when transferring it to the United States. However, the Funds do take the security of your personal data seriously.

Definitions:

Affiliates - Companies related by common ownership or control. They can be financial and nonfinancial companies.

Our affiliates include companies with a Motley Fool name; financial companies such as Motley Fool Asset Management, LLC; and nonfinancial companies such as The Motley Fool, LLC and The Motley Fool Holdings, Inc.

48

MOTLEY FOOL ASSET MANAGEMENT FUNDS

PRIVACY NOTICE (concluded) (Unaudited)

Nonaffiliates - Companies not related by common ownership or control. They can be financial and nonfinancial companies.

Motley Fool Asset Management does not share with nonaffiliates so they can market to you.

Joint marketing - A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

Motley Fool Asset Management doesn’t jointly market.

Controller - “Controller” means the natural or legal person, public authority, agency or other body which, alone or jointly with others, determines the purposes and means of the processing of personal data; where the purposes and means of such processing are determined by European Union or European Member State law, the controller or the specific criteria for its nomination may be provided for by European Union or European Member State law.

49

MOTLEY FOOL ASSET MANAGEMENT FUNDS

Directors and Officers (Unaudited)

Directors and Executive Officers

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their ages, business addresses and principal occupations during the past five years are set forth below. The statement of additional information (“SAI”) includes additional information about the Directors and is available without charge, upon request, by calling (888) 863-8803.

Name, Address, AND AGE	Positions(s) Held with Company	Term of Office and Length of TIME Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(*)	Other Directorships Held by Director in the Past 5 Years
INDEPENDENT DIRECTORS
Julian A. Brodsky 615 East Michigan Street Milwaukee, WI 53202 Age: 88	Director	1988 to present	From 1969 to 2011, Director and Vice Chairman, Comcast Corporation (cable television and communications).	46	AMDOCS Limited (service provider to telecommunications companies).
J. Richard Carnall 615 East Michigan Street Milwaukee, WI 53202 Age: 82	Director	2002 to present	Since 1984, Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.); since 2004, Director of Cornerstone Bank.	46	None.
Gregory P. Chandler 615 East Michigan Street Milwaukee, WI 53202 Age: 54	Director	2012 to present	Since 2020, Chief Financial Officer, Herspiegel Consulting LLC (life sciences consulting services); 2020, Chief Financial Officer, Avocado Systems Inc. (cyber security software provider); from 2009-2020, Chief Financial Officer, Emtec, Inc. (information technology consulting/services).	46

Emtec, Inc.(until December 2019); FS Investment Corporation (business development company) (until December 2018); FS Energy and Power Fund (business development company); Wilmington Funds (12 portfolios)(registered investment company).

Nicholas A. Giordano 615 East Michigan Street Milwaukee, WI 53202 Age: 78	Director	2006 to present	Since 1997, Consultant, financial services organizations.	46

IntriCon Corporation (biomedical device manufacturer); Kalmar Pooled Investment Trust (registered investment company) (until September 2017); Wilmington Funds (12 portfolios) (registered investment company); Independence Blue Cross (healthcare insurance) (until 2021).

50

MOTLEY FOOL ASSET MANAGEMENT FUNDS

DIRECTORS AND OFFICERS (CONTINUED) (Unaudited)

Name, Address, AND AGE	Positions(s) Held with Company	Term of Office and Length of TIME Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(*)	Other Directorships Held by Director in the Past 5 Years
Arnold M. Reichman 615 East Michigan Street Milwaukee, WI 53202 Age: 73	Chairman Director	2005 to present 1991 to present	Retired.	46	EIP Investment Trust (registered investment company).
Brian T. Shea 615 East Michigan Street Milwaukee, WI 53202 Age: 61	Director	2018 to present	From 2014-2017, Chief Executive Officer, BNY Mellon Investment Services (fund services, global custodian and securities clearing firm); from 1983-2014, Chief Executive Officer and various positions, Pershing LLC (broker dealer, clearing and custody firm).	46

WisdomTree Investments, Inc. (asset management company) (until March 2019); Fidelity National Information Services, Inc. (financial services technology company); Ameriprise Financial, Inc. (financial services company).

Robert A. Straniere 615 East Michigan Street Milwaukee, WI 53202 Age: 80	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; since 1980, Founding Partner, Straniere Law Group (law firm).	46	None.
INTERESTED DIRECTOR[2]
Robert Sablowsky 615 East Michigan Street Milwaukee, WI 53202 Age: 83	Vice Chairman Director	2016 to present 1991 to present	Since 2002, Senior Director – Investments and, prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	46	None.
OFFICERS
Salvatore Faia, JD, CPA, CFE Vigilant Compliance, LLC Gateway Corporate Center. Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 58	President Chief Compliance Officer	2009 to present 2004 to present

Since 2004, President, Vigilant Compliance, LLC (investment management services company); since 2005, Independent Trustee of EIP Investment Trust (registered investment company); since 2021, President and Chief Compliance Officer of Penn Capital Funds Trust.

				N/A	N/A

51

MOTLEY FOOL ASSET MANAGEMENT FUNDS

DIRECTORS AND OFFICERS (CONTINUED) (Unaudited)

Name, Address, AND AGE	Positions(s) Held with Company	Term of Office and Length of TIME Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(*)	Other Directorships Held by Director in the Past 5 Years
James G. Shaw 615 East Michigan Street Milwaukee, WI 53202 Age: 60	Treasurer and Secretary	2016 to present

Treasurer and Secretary of The RBB Fund, Inc. (since 2016) and Penn Capital Funds Trust (since 2021); from 2005 to 2016, Assistant Treasurer of The RBB Fund, Inc.; from 1995 to 2016, Senior Director and Vice President of BNY Mellon Investment Servicing (US) Inc. (financial services company).

				N/A	N/A
Craig A. Urciuoli 615 East Michigan Street Milwaukee, WI 53202 Age: 46	Director of Marketing & Business Development	2019 to present	Director of Marketing & Business Development of The RBB Fund, Inc. (since 2019) and Penn Capital Funds Trust (since 2021); from 2000-2019, Managing Director, Third Avenue Management LLC.	N/A	N/A
Jennifer Witt 615 East Michigan Street Milwaukee, WI 53202 Age: 38	Assistant Treasurer	2018 to present

Since 2020, Vice President, U.S. Bank Global Fund Services (fund administrative services firm); from 2016 to 2020, Assistant Vice President, U.S. Bank Global Fund Services; from 2007 to 2016, Supervisor, Nuveen Investments (registered investment company).

				N/A	N/A
Edward Paz 615 East Michigan Street Milwaukee, WI 53202 Age: 50	Assistant Secretary	2016 to present	Since 2007, Vice President and Counsel, U.S. Bancorp Fund Services, LLC (fund administrative services firm).	N/A	N/A
Michael P. Malloy One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 62	Assistant Secretary	1999 to present	Since 1993, Partner, Faegre Drinker Biddle & Reath LLP (law firm).	N/A	N/A
Jillian L. Bosmann One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 42	Assistant Secretary	2017 to present	Since 2017, Partner, Faegre Drinker Biddle & Reath LLP (law firm).	N/A	N/A

*	Each Director oversees 46 portfolios of the fund complex, consisting of the series in the Company and Penn Capital Funds Trust (7 portfolios).

1.

Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his or her successor is elected and qualified or his or her death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved waivers of the policy with respect to Messrs. Brodsky, Carnall, Giordano, Sablowsky and Straniere. Each officer holds office at the pleasure of the Board until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

52

MOTLEY FOOL ASSET MANAGEMENT FUNDS

DIRECTORS AND OFFICERS (CONCLUDED) (Unaudited)

2 .

Mr. Sablowsky is considered an “interested person” of the Company as that term is defined in the 1940 Act and is referred to as an “Interested Director.” Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as an employee of Oppenheimer & Co., Inc., a registered broker-dealer.

Director Experience, Qualifications, Attributes and/or Skills

The information above includes each Director’s principal occupations during the last five years. Each Director possesses extensive additional experience, skills and attributes relevant to his qualifications to serve as a Director. The cumulative background of each Director led to the conclusion that each Director should serve as a Director of the Company. Mr. Giordano has years of experience as a consultant to financial services organizations and also serves on the boards of other registered investment companies. Mr. Reichman brings decades of investment management experience to the Board, in addition to senior executive-level management experience. Mr. Straniere has been a practicing attorney for over 30 years and has served on the boards of an asset management company and another registered investment company. Mr. Brodsky has over 40 years of senior executive-level management experience in the cable television and communications industry. Mr. Sablowsky has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the financial services industry. Mr. Carnall has decades of senior executive-level management experience in the banking and financial services industry and also serves on the boards of various corporations and a bank. Mr. Chandler has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the investment technology consulting/services and investment banking/brokerage industries, and also serves on various boards. Mr. Shea has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the brokerage, clearing and investment services industry, including service on the boards of industry regulatory organizations and a university.

53

Investment Adviser

Motley Fool Asset Management, LLC
2000 Duke Street
Suite 275
Alexandria, VA 22314

Administrator and Transfer Agent

U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201

Custodian

U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

Distributor

Foreside Funds Distributors LLC
899 Cassatt Road
400 Berwyn Park, Suite 110
Berwyn, PA 19312

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP
Two Liberty Place
50 S 16th St. Suite 2900
Philadelphia, PA 19102-2529

Legal Counsel

Faegre Drinker Biddle & Reath LLP
One Logan Square, Suite 2000
Philadelphia, PA 19103-6996

54

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Join our Community!

Looking for more of our fun and educational insights, market commentary, and product updates? Email help@mfamfunds.com and we will deliver it directly to your inbox!

Our investors are just as diverse as our portfolios! No matter where you are on your investment path, Motley Fool Asset Management strives to make investing accessible to people of all backgrounds and experience levels!

We look forward to welcoming you to our Family!

ANNUAL
report 2021

Motley Fool Asset Management ETFs
Series of The RBB Fund, Inc.

8/31/21

Motley Fool 100 Index ETF
MFAM Small-Cap Growth ETF

This report contains information for two ETFs that are very different. The Motley Fool 100 Index ETF — as you’d expect from its name — is designed to track the returns of the Motley Fool 100 Index. Our other ETF, the MFAM Small-Cap Growth ETF, is an actively managed ETF that isn’t designed to track much of anything.

Motley Fool 100 Index ETF (TMFC)
MFAM Small-Cap Growth ETF (MFMS)

Join our Community! Looking for more of our fun and educational insights, market commentary, and product updates? Email help@mfamfunds.com and we will deliver it directly to your inbox! Our investors are just as diverse as our portfolios! No matter where you are on your investment path, Motley Fool Asset Management strives to make investing accessible to people of all backgrounds and experience levels! We look forward to welcoming you to our Family!

On September 21-22, 2021, the Board of Directors of the Company approved the conversion of the Global Opportunities Fund and the Mid-Cap Growth Fund into exchange-traded funds (“ETFs”) by the reorganization of the Global Opportunities Fund and the Mid-Cap Growth Fund into corresponding ETFs, the MFAM Global Opportunities ETF and the MFAM Mid-Cap Growth ETF, respectively. There will be no change to the Funds’ investment objectives, investment strategies or portfolio management as a result of the reorganizations.

Letter to Shareholders	1
Portfolio Characteristics	6
Fund Expense Examples	10
Schedules of Investments	12
Financial Statements	21
Notes to Financial Statements	27
Report of Independent Registered Public Accounting Firm	36
Shareholder Tax Information	37
Notice to Shareholders	38
Directors and Officers	43

Motley Fool Asset Management ETFs

Letter to Shareholders

August 31, 2021 (Unaudited)

Bryan Hinmon
Chief Investment Officer,
Motley Fool Asset Management

Abbott: Who’s on first, What’s on second, I Don’t Know is on third...
Costello: You know the guys names on the baseball team?
Abbott: Yes.
Costello: Well go ahead, who’s on first?
Abbott: Yes.
Costello: I mean the guy’s name.
Abbott: Who?
Costello: The guy playing first.
Abbott: Who.
Costello: The guy playing first base.
Abbott: Who.
Costello: The guy on first base.
Abbott: Who is on first.
Costello: What are you asking me for? I don’t know!
Abbott: Now wait a minute...
Costello: I’m asking you who’s on first.
Abbott: That’s his name.
Costello: Well go ahead and tell me...

    — Abbott and Costello, Who’s on First?1

Dear Fellow Shareholder,

The Who’s on First? skit is good for a laugh every time I watch it. It is a reminder that people seemingly engaged in the same conversation can actually be on two different planets of understanding. I’m certain this has happened to you, too, and I hope you were able to laugh and keep your cool instead of getting as spun up as Costello.

DIFFERENT CONVERSATIONS

When our investing team is asked why we believe we can outperform, we reply that we think differently than many other investment shops. A truly long-term orientation via our unique definition of Quality enables us to act and see things differently.

We so strongly believe in this philosophy that we don’t pay much attention to what other investors are doing. Doing so would just be a distraction. We go about our business in heads-down fashion, controlling what we can control, trying to be the best stewards of your (and our!) capital that we can be. But every once in a while, we’re lopped upside the head with a clear reminder that we do think differently from other investors and market participants.

This happened to me recently while I was reading the fiscal second quarter 2021 earnings call transcript for a business we own in the MFAM Small-Cap Growth ETF2, Alarm.com. These 45-60 minute calls allow public company management teams to communicate with the investing public what is going on with their businesses. Management teams generally release quarterly financial details, provide helpful commentary, and take questions from the analyst community.

Now, executives are busy folk. Analysts have limited time and access to them and, therefore, should be asking only the most important questions that could influence investment decisions. That makes sense, right? With limited time and access, analysts should focus on what matters. What struck me while reading this call transcript was how unhelpful the questions being asked were to shaping our own investment opinion.

In other words, the items of heightened importance to the investing community (as represented by the analysts who dialed in live and felt the urge to ask a question), were completely different from what we consider of heightened importance. Seemingly on another planet. Our team seeks out information that is simply different from that sought by typical analysts.

[1]	Abbott and Costello performed this sketch several times. Our feelings won’t be hurt if you stop reading now and track down one of their performances on YouTube.
[2]	As of August 31, 2021, the MFAM Small-Cap Growth ETF held a 4.83% position in Alarm.com.

1

Motley Fool Asset Management ETFs

Letter to Shareholders (continued)

August 31, 2021 (Unaudited)

To put a finer point on this, I categorized the 11 questions that were asked on the call3. Only two of the 11 questions could be useful in our team’s analysis of Alarm.com’s business and investment potential. That is less than 20%! Five of the questions centered on next-quarter expectations or financial modeling and four other questions were, in our opinion, useless. [Useless may be a harsh classification, but these were questions pertaining to data that the company either discloses in its filings or could be deduced using available information.]

The obvious difference between the questions asked and the questions our team would have asked is orientation. I classified five questions as having a short-term orientation and only two as having a longer-term orientation. And really, the balance was closer to nine short-term and two long-term. The overwhelming tilt towards short-term orientation may help traders, but it doesn’t help long-term, patient owners of businesses. Unfortunately, what dominates most earnings calls and business news stories is oriented to the short-term. We view this as unhelpful, or worse, a distraction.

Who is on first base? Yes.

MARKET PERFORMANCE AND COMMENTARY

The full year period of September 1, 2020 through August 31, 2021 provides a novel storyline compared to recent history. First, let’s remember that the prior year (September 1, 2019 through August 31, 2020) included the first outbreak of COVID-19. In aggregate, stocks fell rapidly beginning in February 2020 and continued their decline into March 2020 as the world grappled with what a pandemic meant and didn’t. The peak to trough decline of US stocks was about 40%4. As time passed, the short- and long-term impacts were sorted, the vision of a new reality with an ever present coronavirus set in, and by August 2020, US stocks had regained their losses.

The recovery was not universal, of course. Growth stocks5 had returned to previous highs by June 2020 and ended the fiscal year ended August 31, 2020 up more than 35%. Value stocks6 recovered some of their losses, but did not eclipse their pre-coronavirus highs, and finished the fiscal year ended August 31, 2020 in negative territory. We retell this story to point out that, at the beginning of the fiscal year ended August 31, 2021, the performance disparity between Growth and Value stocks was remarkable -- greater than 40%!

Whether Value stocks looked dramatically more attractive, or seemed a better fit for fears of rising inflation and interest rates (two macroeconomic storylines that dominated the airwaves the first half of the fiscal year ended August 31, 2021), they began to outperform Growth stocks. The “catch-up” was in full effect. At its most dramatic, the performance differential between Value and Growth stocks exceeded 26%. By August 31, 2021 , Growth stocks had closed the gap to a single-digit differential, with both Value and Growth stocks notching greater than 30% gains for the fiscal year ended August 31, 2021.

A similar catch-up phenomenon occurred with Small Capitalization stocks7. After trailing Mid and Large Capitalization stocks, Small Capitalization stocks advanced more than 47% during the fiscal year ended August 31, 2021, besting Mid Capitalization stocks by 5% and Large Capitalization stocks by more than 12%. As US consumers benefited from government support and a rapid economic recovery seemed likely, the more economically sensitive and domestic focused Small Capitalization segment of the market soared.

[3]	I am not drawing from a widely accepted rubric of any sort, just applying my own judgement in good faith.
[4]	US stocks are represented by the Morningstar US Core TR Index. The index measures the performance of US stocks where neither growth nor value characteristics predominate.

[5]

Growth stocks are represented by the Morningstar US Growth Index. The index measures the performance of US stocks that are expected to grow at a faster pace than the rest of the market as measured by forward earnings, historical earnings, book value, cash flow and sales.

[6]

Value stocks are represented by the Morningstar US Value TR Index. The index measures the performance of stocks with relatively low prices given anticipated per-share earnings, book value, cash flow, sales and dividends.

[7]

Small Capitalization stocks are represented by the Morningstar US Small Cap TR Index. The index measures the performance of US stocks that fall between the 90th and 97th percentile in market capitalization of the investable universe. Mid Capitalization stocks are represented by the US Mid Cap TR Index. The index measures the performance of stocks that fall between the 70th and 90thpercentile in market capitalization of the investable universe. Large Capitalization stocks are represented by the Morningstar US Large Cap TR Index. The index measures the performance of stocks that represent the largest 70% capitalization of the investable universe.

2

Motley Fool Asset Management ETFs

Letter to Shareholders (continued)

August 31, 2021 (Unaudited)

Outside the US, Global stocks8 recovered, too. However, negative consequences of the pandemic were, on average, more lasting and impactful with less access to vaccine production and distribution. Accordingly, the realized and anticipated pace of economic recovery were on average, slower, and Global stocks trailed the advance in US stocks.

FUND PERFORMANCE AND COMMENTARY

MFAM Small-Cap Growth ETF

Amidst that backdrop, the MFAM Small-Cap Growth ETF returned 32.00% during the fiscal year ended August 31, 2021, slightly behind its benchmark’s return of 35.61% for the same period. Cumulatively since inception (coming up on three years!), the MFAM Small-Cap Growth ETF has returned 117.99% versus 71.09% returns for the benchmark over the same period9.

The top three contributors to returns10 were Heska (+156%), Jones Lang LaSalle (+135%), and Paylocity Holding (+83%). Heska is the third-largest player in the companion animal diagnostics business. Demand strengthened during the pandemic as people stuck at home adopted pets at record levels. This coincided with Heska’s roll out of a revamped product lineup, continued growth in its core consumables business, and a strengthening vision and presence outside of the US. It was a banner year. Jones Lang LaSalle (JLL), the second-largest global commercial real estate (CRE) services firm, benefited from better-than-feared CRE markets, share gains within its core service areas (leasing, outsourced property management, and capital markets), and impressive cost containment during the pandemic’s worst months. We expect JLL’s brand and reputation, global scale, network of highly-skilled real estate professionals, and expansive suite of services to allow ongoing share gains as large enterprises seek to consolidate their real estate spend and the institutionalization of CRE continues. Despite the pandemic’s initially bruising effect on small- and mid-sized businesses, the core customer for payroll and human capital software provider Paylocity, Paylocity’s results and growth remained quite strong. The company continues to poach clients from incumbents ADP and Paychex and displace homegrown solutions. We believe Paylocity’s product offering remains among the strongest in the industry, allowing it to attract highly-qualified sales professionals and strong programming talent, key to retaining its edge.

The bottom three contributors to returns were iRhythm Technologies (-71%), Proto Labs (-50%), and Upland Software (-22%). Our thesis for iRhythm was wrong, primarily with respect to the value of some of its core products. Gatekeepers who determine insurance reimbursement rates (and ultimately how much iRhythm can earn) slashed what they were willing to pay for iRhythm’s products — a clear cut stance on the ultimate value of those products to patients. Shortly after, iRhythm’s CEO stepped down (he had only been on the post for a few months) and a competitor released promising product news. Proto Labs is in the midst of a core platform rebuild, CEO transition, and large acquisition integration. It’s a formula for things to go awry, and Proto Labs’ stressed or outright shuttered manufacturing customers did not help the situation. It does not appear Proto Labs has emerged stronger from the pandemic. Upland Software is a relatively new purchase that appears to have been poorly timed. A market-wide sell-off of software stocks brought Upland along for the fall. We don’t currently see any notable cracks or changes in the company’s business fundamentals.

Motley Fool 100 Index ETF

The Motley Fool 100 Index ETF returned 25.74% during the fiscal year ended August 31, 2021. During the same period, the Motley Fool 100 Index, which the Motley Fool 100 Index ETF is designed to track, returned 26.43% and the S&P 500 Index returned 31.17%. Cumulatively since inception (3.5 years and counting!), the Motley Fool 100 Index ETF returned 114.09%. Over that period, the Motley Fool 100 Index returned 117.98% and the S&P 500 Index returned 69.40%11.

[8]	Global stocks are represented by the S&P Global X-US BMI TR Index. The index measures stock market performance globally, excluding the US.
[9]

Returns are for Net Asset Value, net of fees and expenses. The market price returns for the MFAM Small-Cap Growth ETF for the year ending 8/31/2021 was 31.91%, and since inception, was 118.02%. Inception of the MFAM Small-Cap Growth ETF was 10/29/2018. The benchmark is the Russell 2000 Growth Total Return Index.

[10]	Contribution to return is a combination of average weighting in the portfolio and total return during the period.

[11]

Returns are for Net Asset Value, net of fees and expenses. The market price return for the Motley Fool 100 Index ETF for the year ended 8/31/2021 was 25.72%, and since inception, was 114.86%. Inception of the Motley Fool 100 Index ETF was 1/29/2018.

3

Motley Fool Asset Management ETFs

Letter to Shareholders (continued)

August 31, 2021 (Unaudited)

The Fund’s net asset value return differed from that of its underlying index, the Motley Fool 100 Index, due primarily to the deduction of management fees. Cash drag, transaction costs, and corporate actions contributed to the remaining tracking error.

As a passive implementation of active stock selection, the Fund’s performance in each period is reflective of the construction of its underlying index, the Motley Fool 100 Index, which is a market capitalization weighted portfolio of the 100 largest, liquid, high-conviction stock selections from the Motley Fool12. The Motley Fool 100 Index tends to have a top-heavy construction, so the largest holdings have a significant impact on overall performance. This was the case for the period ended August 31, 2021.

The top three contributors to the Motley Fool 100 Index ETF’s performance were Alphabet (+78%), Microsoft (+35%) and Apple (+18%). These three companies had a combined average portfolio weight during the period of nearly 30%. The bottom three contributors were Intel (-19%), Vertex Pharmaceuticals (-28%), and AirBnB (-18%). These three companies had a combined average portfolio weight during the period of just over 1%.

The Motley Fool 100 Index was also fairly concentrated in three sectors: Information Technology, Consumer Discretionary, and Communication Services. During the year ended August 31, 2021, the Fund reflected that fact with average weights in these sectors of 41%, 18%, and 18% respectively. The average returns for the stocks in all three of these sectors were positive and strongest returns were in the Communication Services industry.

A COMPLETELY DIFFERENT GAME

Being different is not a goal in and of itself. We may have different goals than the analysts on that Alarm.com earnings call and we clearly have a different set of beliefs about what matters. But time and time again, our interactions with other investors lead us to the same conclusion: having a long-term orientation — being patient owners of Quality businesses — is a differentiator and provides the basis for performance that is different from a benchmark index.

Over time, our aim is to achieve acceptable risk-adjusted returns, to grow and protect your investment. Our focus remains on patiently owning a collection of special, Quality businesses that will create winning outcomes for their stakeholders over time. Crafting the best mix of these opportunities is a never ending and never boring task. We continue to be proud of our results, but not satisfied, and ever humbled by your trust.

Onward,

Bryan Hinmon

Chief Investment Officer, Motley Fool Asset Management LLC

[12]

Motley Fool Asset Management LLC is a subsidiary of The Motley Fool. The Motley Fool is responsible for independently managing the Motley Fool 100 Index. To learn more about the index, see its website: https://www.fool100.com/

4

Motley Fool Asset Management ETFs

Letter to Shareholders (concluded)

August 31, 2021 (Unaudited)

Past performance does not guarantee future results.

This report is submitted for general information to the shareholders of the Funds. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Funds. Opinions expressed are subject to change at any time, are not guaranteed, and should not be considered investment advice.

The value of the Funds’ investments may decrease, which will cause the value of the Funds’ shares to decrease. As a result, you may lose money on your investment in the Funds, and there can be no assurance that the Funds will achieve its investment objective. Investing involves risk. Principal loss is possible. The Funds are non-diversified, which means the NAV, market price and total returns may fluctuate or fall more than a diversified fund. Gains or losses on a single stock may have a greater impact on the Funds. The MFAM Small-Cap Growth ETF is actively managed. The Motley Fool 100 Index ETF is not actively managed and the Adviser does not attempt to take defensive positions in any market conditions, including adverse markets. This Fund invests primarily in particular market capitalizations, including small-cap stocks, thus its performance will be especially sensitive to market conditions that particularly affect smaller capitalization companies. The stocks of quality growth companies can continue to be undervalued by the market for long periods of time. As a consequence of its investing style the Fund may underperform the market and its peers over short timeframes.

As with all ETFs, shares of the Funds may be bought and sold in the secondary market at market prices. Although it is expected that the market price of shares will approximate the Funds’ NAV, there may be times when the market price of shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of shares or during periods of market volatility. Shares are not individually redeeming from the Funds and brokerage commissions will reduce returns.

Funds holdings and/or security allocations are subject to change at any time and are not recommendations to buy or sell any security. Please see the schedule of investments in this report for a full list of Funds holdings.

Diversification does not assure a profit nor protect against loss in a declining market.

The Russell 2000 Growth Total Return® Index measures the performance of those companies included in the Russell 2000 Index with higher price-to-book ratios and higher forecasted earnings growth rates. The Russell 2000 Index measures the performance of approximately 2,000 companies with small-market capitalizations. It is not possible to invest directly in an index.

Russell 1000 Growth Index is an unmanaged benchmark that measures the investment return of large- and mid-capitalization growth stocks.

Russell 1000 Value Index, a broadly diversified index predominantly made up of value stocks of large U.S. companies.

The Motley Fool 100 Index was established by The Motley Fool in 2017 and is a proprietary, rules-based index designed to track the performance of the 100 largest, most liquid U.S. companies that have been recommended by The Motley Fool’s analysts and newsletters.

The Motley Fool 100 Index ETF and MFAM Small-Cap Growth ETF are distributed by Quasar Distributors, LLC. No other products mentioned are distributed by Quasar Distributors, LLC.

5

Motley Fool 100 Index ETF

Portfolio Characteristics

(Unaudited)

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED AUGUST 31, 2021
	One Year	Since Inception	Inception Date
Motley Fool 100 Index ETF	25.74%	23.65%	1/29/2018
Motley Fool 100 Index*	26.43%	24.27%(1)	—
S&P 500® Total Return Index**	31.17%	15.83%(1)	—
Fund Expense Ratio(2): 0.50%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed or sold, may be worth more or less than their original cost.

(1)	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

(2)

The expense ratio of the Fund is set forth according to the December 31, 2020 Prospectus for the Fund and may differ from the expense ratio disclosed in the Financial Highlights table in this report. See the Financial Highlights for most current expense ratio.

*

The Motley Fool 100 Index (“Fool 100 Index”) was developed by The Motley Fool, LLC (“The Motley Fool”), an affiliate of Motley Fool Asset Management, LLC (“Adviser”), in 2017 and is a proprietary, rules-based index designed to track the performance of the 100 largest, most liquid U.S. companies that have been recommended by The Motley Fool’s analysts and newsletters or the highest-rated stocks in Fool IQ, the company’s analyst opinion database. Every company included in the Fool 100 Index is incorporated and listed in the U.S. The Fool 100 Index is calculated and administered by Solactive AG (the “Index Calculation Agent”), which is not affiliated with the Fund, the Adviser or The Motley Fool. Additional information regarding the Fool 100 Index, including its value, is available on the websites of the Fund at www.mfamfunds.com and the Index Calculation Agent, at www.solactive.com. You cannot invest directly in an index.

**

The S&P 500® Total Return Index is the total return version of the S&P 500® Index. Dividends are reinvested on a daily basis and all regular cash dividends are assumed reinvested in the index on the ex-dividend date. The S&P 500® Index is a market-capitalization-weighted index of 500 US stocks chosen for market size, liquidity and industry grouping, among other factors. The S&P 500® Index is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe. The S&P 500® Index was first introduced on the 1st of January, 1923, though expanded to 500 stocks on March 4, 1957.

6

Motley Fool 100 Index ETF

Portfolio Characteristics (Concluded)

(Unaudited)

The following tables show the top ten holdings and sector allocations, in which the Motley Fool 100 Index ETF was invested in as of August 31, 2021. Portfolio holdings are subject to change without notice.

Top TEN Holdings	% OF Net Assets
Apple, Inc.	11.9%
Microsoft Corp.	10.7
Alphabet, Inc., Class C	9.4
Amazon.com, Inc.	8.5
Facebook, Inc., Class A	5.0
Berkshire Hathaway, Inc., Class B	3.2
Tesla, Inc.	3.1
NVIDIA Corp.	2.5
Visa, Inc., Class A	2.4
UnitedHealth Group, Inc.	1.9
58.6%

The Motley Fool 100 Index ETF uses the Global Industry Classification StandardSM (“GICSSM”) as the basis for the classification of securities on the Schedule of Investments (“SOI”). We believe that this makes the SOI classifications more standard with the rest of the industry.

Sector Allocation	% OF Net Assets
Information Technology	42.4%
Communication Services	19.2
Consumer Discretionary	17.0
Health Care	8.8
Financials	4.9
Industrials	3.3
Real Estate	1.4
Consumer Staples	1.2
Utilities	0.8
Materials	0.7
Energy	0.2
99.9%

7

MFAM Small-Cap Growth ETF

Portfolio Characteristics

(Unaudited)

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED AUGUST 31, 2021
	One Year	Since Inception	Inception Date
MFAM Small-Cap Growth ETF	32.00%	31.59%	10/29/2018
Russell 2000 Growth Total Return® Index*	35.61%	20.83%(1)	—
Fund Expense Ratio(2): 0.85%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed or sold, may be worth more or less than their original cost.

(1)	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

(2)

The expense ratio of the Fund is set forth according to the December 31, 2020 Prospectus for the Fund and may differ from the expense ratio disclosed in the Financial Highlights table in this report. See the Financial Highlights for most current expense ratio.

*

The Russell 2000 Growth Total Return® Index measures the performance of those companies included in the Russell 2000 Index with higher price-to-book ratios and higher forecasted earnings growth rates. The Russell 2000 Index measures the performance of approximately 2,000 companies with small-market capitalizations.

8

MFAM Small-Cap Growth ETF

Portfolio Characteristics (CONCLUDED)

(Unaudited)

The following tables show the top ten holdings and sector allocations, in which the MFAM Small-Cap Growth ETF was invested in as of August 31, 2021. Portfolio holdings are subject to change without notice.

Top TEN Holdings	% OF Net Assets
Heska Corp.	6.9%
Axon Enterprise, Inc.	4.9
Alarm.com Holdings, Inc.	4.8
Everbridge, Inc.	4.2
Watsco, Inc.	4.2
Goosehead Insurance, Inc., Class A	4.1
Penumbra, Inc.	4.0
Paylocity Holding Corp.	3.6
Globus Medical, Inc., Class A	3.5
PTC Therapeutics, Inc.	3.5
43.7%

The MFAM Small-Cap Growth ETF uses GICSSM as the basis for the classification of securities on the Schedule of Investments.

Sector Allocation	% OF Net Assets
Health Care	27.8%
Information Technology	26.9
Industrials	19.2
Real Estate	11.4
Consumer Discretionary	4.7
Financials	4.1
Communication Services	3.0
97.1%

9

Motley Fool Asset Management ETFs

Fund Expense Examples

AUGUST 31, 2021 (Unaudited)

As a shareholder of the Fund(s), you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund(s) and to compare these costs with the ongoing costs of investing in other ETFs.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2021 through August 31, 2021, and held for the entire period.

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Do you know how many times a fund, or the market, has returned a smooth 5% over a long period of time? Never. But we have to pick some example. In reality, the market’s returns are always far bumpier, with the market returning 20% one year, followed by a loss of 10% the next year, followed by a 3% gain,etc. These variations affect actual expenses as well. Happily, over almost all time periods of 20 years or longer, according to the research of University of Pennsylvania’s Jeremy Siegel and others, the domestic market’s returns have been at least 5% per year on average.

10

Motley Fool Asset Management ETFs

Fund Expense Examples (Concluded)

AUGUST 31, 2021 (Unaudited)

	Beginning Account Value MARCH 1, 2021	Ending Account Value AUGUST 31, 2021	Expenses Paid During Period*	Annualized Expense Ratio	Actual Six-Month Total Investment Returns for the Funds
Motley Fool 100 Index ETF
Actual	$ 1,000.00	$ 1,202.20	$ 2.78	0.50%	20.22%
Hypothetical (5% return before expenses)	1,000.00	1,022.68	2.55	0.50	N/A
MFAM Small-Cap Growth ETF
Actual	$ 1,000.00	$ 993.00	$ 4.27	0.85%	-0.70%
Hypothetical (5% return before expenses)	1,000.00	1,020.92	4.33	0.85	N/A

*

Expenses are equal to each Fund’s annualized expense ratio for the period March 1, 2021 through August 31, 2021, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period. Each Fund’s ending account value in the first section in the table is based on the actual six-month total investment return for the Fund.

11

Motley Fool 100 Index ETF

Schedule of Investments

AUGUST 31, 2021

	Number of Shares	Value (Note 2)

Common Stocks — 99.9%
Aerospace & Defense — 0.2%
TransDigm Group, Inc. (United States)*	1,452	$882,046
Air Freight & Logistics — 0.3%
FedEx Corp. (United States)	6,733	1,788,891
Automobiles — 3.1%
Tesla, Inc. (United States)*	22,559	16,597,107
Beverages — 0.3%
Monster Beverage Corp. (United States)*	13,619	1,328,806
Biotechnology — 2.2%
Amgen, Inc. (United States)	14,581	3,288,453
Biogen, Inc. (United States)*	4,247	1,439,351
Gilead Sciences, Inc. (United States)	31,663	2,304,433
Moderna, Inc. (United States)*	9,118	3,434,659
Vertex Pharmaceuticals, Inc. (United States)*	6,175	1,236,791
		11,703,687
Capital Markets — 1.3%
Charles Schwab Corp., (The) (United States)	48,473	3,531,258
CME Group, Inc. (United States)	9,360	1,888,099
Intercontinental Exchange, Inc. (United States)	13,847	1,655,132
		7,074,489
Chemicals — 0.7%
Ecolab, Inc. (United States)	7,475	1,684,566
Sherwin-Williams Co., (The) (United States)	6,805	2,066,474
		3,751,040
Commercial Services & Supplies — 0.7%
Cintas Corp. (United States)	2,554	1,010,797
Copart, Inc. (United States)*	6,014	867,940
Waste Management, Inc. (United States)	10,808	1,676,429
		3,555,166
Consumer Finance — 0.2%
Discover Financial Services (United States)(a)	7,748	993,449
Diversified Financial Services — 3.2%
Berkshire Hathaway, Inc., Class B (United States)*	58,532	16,726,690

The accompanying notes are an integral part of these financial statements.

12

Motley Fool 100 Index ETF

Schedule of Investments (continued)

AUGUST 31, 2021

	Number of Shares	Value (Note 2)

Common Stocks (continued)
Electric Utilities — 0.8%
NextEra Energy, Inc. (United States)	50,984	$4,282,146
Electronic Equipment, Instruments & Components — 0.2%
Corning, Inc. (United States)(a)	21,068	842,509
Entertainment — 3.4%
Activision Blizzard, Inc. (United States)(a)	19,145	1,576,974
Electronic Arts, Inc. (United States)	7,186	1,043,479
Netflix, Inc. (United States)*	10,691	6,085,210
Roku, Inc. (United States)*	2,820	993,768
Walt Disney Co., (The) (United States)*	46,107	8,359,199
		18,058,630
Equity Real Estate Investment Trusts (REITs) — 1.4%
American Tower Corp. (United States)	11,548	3,373,979
Crown Castle International Corp. (United States)	11,088	2,158,723
Equinix, Inc. (United States)	2,344	1,977,047
		7,509,749
Food & Staples Retailing — 1.0%
Costco Wholesale Corp. (United States)	11,094	5,053,206
Health Care Equipment & Supplies — 1.9%
Align Technology, Inc. (United States)*	2,030	1,439,270
Becton Dickinson and Co. (United States)	7,359	1,852,260
DexCom, Inc. (United States)*	2,448	1,296,020
IDEXX Laboratories, Inc. (United States)*	2,093	1,410,180
Intuitive Surgical, Inc. (United States)*	2,936	3,093,252
ResMed, Inc. (United States)	3,621	1,052,009
		10,142,991
Health Care Providers & Services — 2.9%
CVS Health Corp. (United States)	34,034	2,940,197
HCA Healthcare, Inc. (United States)	8,582	2,171,075
UnitedHealth Group, Inc. (United States)	24,052	10,012,126
		15,123,398

The accompanying notes are an integral part of these financial statements.

13

Motley Fool 100 Index ETF

Schedule of Investments (continued)

AUGUST 31, 2021

	Number of Shares	Value (Note 2)

Common Stocks (continued)
Health Care Technology — 0.2%
Veeva Systems, Inc., Class A (United States)*	3,804	$1,262,852
Hotels, Restaurants & Leisure — 2.0%
Airbnb, Inc., Class A (United States)*	15,241	2,362,203
Booking Holdings, Inc. (United States)*	1,084	2,492,842
Chipotle Mexican Grill, Inc. (United States)(a)*	665	1,265,714
Marriott International, Inc., Class A (United States)*	8,721	1,178,556
Starbucks Corp. (United States)	30,016	3,526,580
		10,825,895
Industrial Conglomerates — 0.8%
3M Co. (United States)	14,674	2,857,615
Roper Technologies, Inc. (United States)	2,642	1,276,826
		4,134,441
Insurance — 0.2%
Aflac, Inc. (United States)	17,266	978,637
Interactive Media & Services — 14.9%
Alphabet, Inc., Class C (United States)*	16,991	49,430,897
Facebook, Inc., Class A (United States)*	69,465	26,353,632
Match Group, Inc. (United States)*	6,649	913,838
Pinterest, Inc., Class A (United States)*	14,786	821,658
Twitter, Inc. (United States)*	18,310	1,180,995
		78,701,020
Internet & Direct Marketing Retail — 9.1%
Amazon.com, Inc. (United States)*	12,969	45,012,675
Chewy, Inc., Class A (United States)(a)*	10,189	897,855
eBay, Inc. (United States)	16,063	1,232,675
Wayfair, Inc., Class A (United States)(a)*	2,612	733,319
		47,876,524
IT Services — 7.3%
Cognizant Technology Solutions Corp., Class A (United States)	13,677	1,043,692
Mastercard, Inc., Class A (United States)	25,955	8,986,400

The accompanying notes are an integral part of these financial statements.

14

Motley Fool 100 Index ETF

Schedule of Investments (continued)

AUGUST 31, 2021

	Number of Shares	Value (Note 2)

Common Stocks (continued)
IT Services (continued)
Okta, Inc. (United States)*	3,684	$971,102
PayPal Holdings, Inc. (United States)*	29,316	8,462,356
Snowflake, Inc., Class A (United States)*	7,760	2,361,756
Square, Inc., Class A (United States)(a)*	11,151	2,989,249
Twilio, Inc., Class A (United States)*	4,029	1,438,192
Visa, Inc., Class A (United States)(a)	54,794	12,553,305
		38,806,052
Leisure Products — 0.1%
Peloton Interactive, Inc., Class A (United States)(a)*	6,621	663,358
Life Sciences Tools & Services — 0.3%
Illumina, Inc. (United States)*	3,628	1,658,577
Machinery — 0.2%
Cummins, Inc. (United States)	3,659	863,451
Oil, Gas & Consumable Fuels — 0.2%
Kinder Morgan, Inc. (United States)	58,471	951,323
Pharmaceuticals — 1.2%
Bristol-Myers Squibb Co. (United States)	57,696	3,857,554
Zoetis, Inc. (United States)	12,146	2,484,586
		6,342,140
Professional Services — 0.2%
CoStar Group, Inc. (United States)*	10,947	927,649
Road & Rail — 1.0%
Uber Technologies, Inc. (United States)*	45,595	1,784,588
Union Pacific Corp. (United States)	16,887	3,661,777
		5,446,365
Semiconductors & Semiconductor Equipment — 5.1%
Broadcom, Inc. (United States)	10,280	5,111,319
Intel Corp. (United States)	103,650	5,603,319
Lam Research Corp. (United States)	3,481	2,105,378
NVIDIA Corp. (United States)	58,873	13,178,721
Xilinx, Inc. (United States)	5,561	865,236
		26,863,973

The accompanying notes are an integral part of these financial statements.

15

Motley Fool 100 Index ETF

Schedule of Investments (Continued)

AUGUST 31, 2021

	Number of Shares	Value (Note 2)

Common Stocks (continued)
Software — 17.9%
Adobe Systems, Inc. (United States)*	11,895	$7,894,711
Autodesk, Inc. (United States)*	5,400	1,674,486
Cadence Design Systems, Inc. (United States)*	6,850	1,119,838
Cloudflare, Inc., Class A (United States)*	7,470	901,928
Crowdstrike Holdings, Inc., Class A (United States)*	5,399	1,517,119
Datadog, Inc., Class A (United States)(a)*	7,611	1,048,796
DocuSign, Inc. (United States)*	4,819	1,427,581
Fortinet, Inc. (United States)*	4,129	1,301,213
Intuit, Inc. (United States)	6,827	3,864,833
Microsoft Corp. (United States)	187,198	56,511,332
Palo Alto Networks, Inc. (United States)(a)*	2,517	1,160,438
Salesforce.com, Inc. (United States)*	23,750	6,300,163
ServiceNow, Inc. (United States)*	4,922	3,167,996
Synopsys, Inc. (United States)*	3,756	1,247,893
VMware, Inc., Class A (United States)(a)*	10,437	1,553,756
Workday, Inc., Class A (United States)*	6,284	1,716,537
Zoom Video Communications, Inc., Class A (United States)*	7,130	2,064,135
		94,472,755
Specialty Retail — 1.6%
Home Depot, Inc., (The) (United States)	26,205	8,547,547
Technology Hardware, Storage & Peripherals — 11.9%
Apple, Inc. (United States)	413,721	62,815,259
Textiles, Apparel & Luxury Goods — 1.1%
NIKE, Inc., Class B (United States)	34,092	5,616,316
Wireless Telecommunication Services — 0.8%
T-Mobile US, Inc. (United States)	32,124	4,401,631
Total Common Stocks (Cost $312,220,017)		527,569,765

The accompanying notes are an integral part of these financial statements.

16

Motley Fool 100 Index ETF

Schedule of Investments (Concluded)

AUGUST 31, 2021

	Number of Shares	Value (Note 2)

Rights — 0.0%
Altaba, Inc. - Escrow Shares (United States)*	8,565	$61,239
Total Rights (Cost $30,083)		61,239

Investments Purchased with Proceeds from Securities Lending Collateral — 4.8%
Mount Vernon Liquid Assets Portfolio, LLC, 0.09%	25,180,752	25,180,752
Total Investments Purchased with Proceeds from Securities Lending Collateral (Cost $25,180,752)		25,180,752

Short-Term Investments — 0.1%
U.S. Bank Money Market Deposit Account, 0.01% (United States)(b)	298,116	298,116
Total Short-Term Investments (Cost $298,116)		298,116

Total Investments (Cost $337,728,968) — 104.8%		553,109,872
Liabilities in Excess of Other Assets — (4.8)%		(25,098,373)
NET ASSETS — 100.0%
(Applicable to 12,525,000 shares outstanding)		$528,011,499

*	Non-income producing security.

(a)	All or a portion of the security is on loan. At August 31, 2021, the market value of securities on loan was $24,500,142.

(b)	The rate shown is as of August 31, 2021.

The accompanying notes are an integral part of these financial statements.

17

MFAM Small-Cap Growth ETF

Schedule of Investments

AUGUST 31, 2021

	Number of Shares	Value (Note 2)

Common Stocks — 97.0%
Aerospace & Defense — 6.8%
Axon Enterprise, Inc. (United States)*	51,068	$9,287,737
RADA Electronic Industries Ltd. (Israel)*	320,749	3,659,746
		12,947,483
Auto Components — 3.5%
Fox Factory Holding Corp. (United States)*	42,968	6,602,893
Biotechnology — 7.0%
PTC Therapeutics, Inc. (United States)(a)*	153,220	6,688,053
Ultragenyx Pharmaceutical, Inc. (United States)*	68,461	6,592,110
		13,280,163
Building Products — 2.7%
Trex Co., Inc. (United States)(a)*	45,786	5,025,471
Diversified Consumer Services — 1.2%
Frontdoor, Inc. (United States)*	53,471	2,332,405
Electronic Equipment, Instruments & Components — 2.5%
NLight, Inc. (United States)(a)*	168,530	4,653,113
Equity Real Estate Investment Trusts (REITs) — 2.2%
STAG Industrial, Inc. (United States)	98,809	4,174,680
Health Care Equipment & Supplies — 16.4%
Globus Medical, Inc., Class A (United States)*	82,124	6,701,318
Heska Corp. (United States)(a)*	48,921	12,978,741
Mesa Laboratories, Inc. (United States)(a)	14,240	3,800,941
Penumbra, Inc. (United States)(a)*	27,342	7,517,683
		30,998,683
Health Care Providers & Services — 3.1%
HealthEquity, Inc. (United States)(a)*	90,679	5,818,871
Health Care Technology — 1.2%
Schrodinger, Inc. (United States)(a)*	39,357	2,349,219
Insurance — 4.1%
Goosehead Insurance, Inc., Class A (United States)(a)	53,304	7,823,961

The accompanying notes are an integral part of these financial statements.

18

MFAM Small-Cap Growth ETF

Schedule of Investments (CONTINUED)

AUGUST 31, 2021

	Number of Shares	Value (Note 2)

Common Stocks (continued)
Machinery — 3.1%
John Bean Technologies Corp. (United States)	40,602	$5,923,426
Media — 3.0%
Cardlytics, Inc. (United States)*	62,798	5,700,803
Real Estate Management & Development — 9.2%
Howard Hughes Corp., (The) (United States)*	58,314	5,279,166
Jones Lang LaSalle, Inc. (United States)*	25,569	6,198,693
Newmark Group, Inc., Class A (United States)	440,893	6,004,963
		17,482,822
Road & Rail — 2.4%
Landstar System, Inc. (United States)	26,970	4,531,769
Software — 24.4%
Alarm.com Holdings, Inc. (United States)*	108,490	9,148,962
Everbridge, Inc. (United States)(a)*	50,306	7,896,533
Paylocity Holding Corp. (United States)*	25,045	6,742,114
Ping Identity Holding Corp. (United States)(a)*	227,050	5,891,947
Q2 Holdings, Inc. (United States)(a)*	67,321	5,930,307
Smartsheet, Inc., Class A (United States)*	79,099	6,293,907
Upland Software, Inc. (United States)*	110,170	4,294,427
		46,198,197
Trading Companies & Distributors — 4.2%
Watsco, Inc. (United States)	28,272	7,871,490
Total Common Stocks (Cost $133,103,370)		183,715,449

Investments Purchased with Proceeds from Securities Lending Collateral — 22.2%
Mount Vernon Liquid Assets Portfolio, LLC, 0.09%	42,120,103	42,120,103
Total Investments Purchased with Proceeds from Securities Lending Collateral (Cost $42,120,103)		42,120,103

The accompanying notes are an integral part of these financial statements.

19

MFAM Small-Cap Growth ETF

Schedule of Investments (Concluded)

AUGUST 31, 2021

	Number of Shares	Value (Note 2)

Short-Term Investments — 3.0%
U.S. Bank Money Market Deposit Account, 0.01% (United States)(b)*	5,773,743	$5,773,743
Total Short-Term Investments (Cost $5,773,743)		5,773,743

Total Investments (Cost $180,997,216) — 122.2%		231,609,295
Liabilities in Excess of Other Assets — (22.2)%		(42,227,706)
NET ASSETS — 100.0%
(Applicable to 4,650,000 shares outstanding)		$189,381,589

*	Non-income producing security.

(a)	All or a portion of the security is on loan. At August 31, 2021, the market value of securities on loan was $41,564,500.

(b)	The rate shown is as of August 31, 2021.

The accompanying notes are an integral part of these financial statements.

20

Motley Fool Asset Management ETFs

Statements of Assets and Liabilities

AUGUST 31, 2021

	Motley Fool 100 Index ETF	MFAM Small-Cap Growth ETF
ASSETS
Investments in securities at value (cost $312,250,100 and $133,103,370, respectively)^	$527,631,004	$183,715,449
Investments purchased with proceeds from securities lending collateral, at value (cost $25,180,752 and $42,120,103, respectively)	25,180,752	42,120,103
Short-term investments, at value (cost $298,116 and $5,773,743, respectively)	298,116	5,773,743
Receivables for:
Dividends	300,256	24,741
Total assets	553,410,128	231,634,036

LIABILITIES
Payables for:
Securities lending collateral (see Note 7)	25,180,752	42,120,103
Advisory fees	217,877	132,344
Total liabilities	25,398,629	42,252,447
Net assets	$528,011,499	$189,381,589

NET ASSETS CONSIST OF:
Par value	$12,525	$4,650
Paid-in capital	313,968,327	135,544,404
Total distributable earnings/(losses)	214,030,647	53,832,535
Net assets	$528,011,499	$189,381,589

Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	12,525,000	4,650,000
Net asset value, price per share	42.16	40.73
^ Includes market value of securities on loan	$24,500,142	$41,564,500

The accompanying notes are an integral part of these financial statements.

21

Motley Fool Asset Management ETFs

Statements of Operations

FOR THE YEAR ENDED AUGUST 31, 2021

	Motley Fool 100 Index ETF	MFAM Small-Cap Growth ETF
INVESTMENT INCOME
Dividends	$2,651,423	$519,173
Securities lending income	26,419	33,726
Total investment income	2,677,842	552,899

EXPENSES
Advisory fees (Note 3)	2,069,521	1,391,652
Total expenses	2,069,521	1,391,652
Net investment income/(loss)	608,321	(838,753)

NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS
Net realized gain/(loss) from investments	2,658,198	4,922,086
Net realized gain/(loss) from redemption in-kind	1,292,625	6,107,817
Net change in unrealized appreciation/(depreciation) on investments	98,157,416	26,857,789
Net realized and unrealized gain/(loss) on investments	102,108,239	37,887,692
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$102,716,560	$37,048,939

The accompanying notes are an integral part of these financial statements.

22

Motley Fool 100 Index ETF

Statements of Changes in Net Assets

	FOR THE YEAR ENDED AUGUST 31, 2021	FOR THE YEAR ENDED AUGUST 31, 2020
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income/(loss)	$608,321	$972,337
Net realized gain/(loss) from investments	3,950,823	2,822,268
Net change in unrealized appreciation/(depreciation) on investments	98,157,416	96,115,567
Net increase/(decrease) in net assets resulting from operations	102,716,560	99,910,172

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Total distributable earnings	(1,629,559)	(1,030,211)
Net decrease in net assets from dividends and distributions to shareholders	(1,629,559)	(1,030,211)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	92,015,882	75,805,220
Shares redeemed	(2,638,120)	(23,009,180)
Net increase/(decrease) in net assets from capital share transactions	89,377,762	52,796,040
Total increase/(decrease) in net assets	190,464,763	151,676,001

NET ASSETS:
Beginning of period	337,546,736	185,870,735
End of period	$528,011,499	$337,546,736

SHARES TRANSACTIONS:
Shares sold	2,575,000	2,750,000
Shares redeemed	(75,000)	(1,000,000)
Net increase/(decrease) in shares outstanding	2,500,000	1,750,000

The accompanying notes are an integral part of these financial statements.

23

MFAM Small-Cap Growth ETF

Statements of Changes in Net Assets

	FOR THE YEAR ENDED AUGUST 31, 2021	FOR THE YEAR ENDED AUGUST 31, 2020
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income/(loss)	$(838,753)	$(222,384)
Net realized gain/(loss) from investments	11,029,903	9,609,632
Net change in unrealized appreciation/(depreciation) on investments	26,857,789	18,317,993
Net increase/(decrease) in net assets resulting from operations	37,048,939	27,705,241

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Total distributable earnings	(8,371,857)	(979,168)
Net decrease in net assets from dividends and distributions to shareholders	(8,371,857)	(979,168)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	68,065,890	23,164,892
Shares redeemed	(14,105,940)	(14,299,738)
Net increase/(decrease) in net assets from capital share transactions	53,959,950	8,865,154
Total increase/(decrease) in net assets	82,637,032	35,591,227

NET ASSETS:
Beginning of period	106,744,557	71,153,330
End of period	$189,381,589	$106,744,557

SHARES TRANSACTIONS:
Shares sold	1,750,000	850,000
Shares redeemed	(375,000)	(625,000)
Net increase/(decrease) in shares outstanding	1,375,000	225,000

The accompanying notes are an integral part of these financial statements.

24

Motley Fool 100 Index ETF

Financial Highlights

Contained below is per share operating performance data for shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	YEARS ENDED AUGUST 31,			For the Period Ended august 31,
	2021	2020	2019	2018(1)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$33.67	$22.46	$22.10	$20.00
Net investment income/(loss)(2)	0.05	0.11	0.15	0.08
Net realized and unrealized gain/(loss) from investments	8.59	11.23	0.32	2.02
Net increase/(decrease) in net assets resulting from operations	8.64	11.34	0.47	2.10
Dividends and distributions to shareholders from:
Net investment income	(0.10)	(0.13)	(0.11)	—
Net realized capital gains	(0.05)	—	—	—
Total dividends and distributions to shareholders	(0.15)	(0.13)	(0.11)	—
Net asset value, end of period	$42.16	$33.67	$22.46	$22.10
Market value, end of period	$42.20	$33.66	$22.42	$22.13
Total investment return/(loss) on net asset value(3)	25.74%	50.67%	2.27%	10.49	%(5)
Total investment return/(loss) on market price(4)	25.91%	50.89%	1.93%	10.65	%(5)
RATIO/SUPPLEMENTAL DATA
Net assets, end of period (000’s omitted)	$528,011	$337,547	$185,871	$140,879
Ratio of expenses to average net assets	0.50%	0.50%	0.50%	0.50	%(6)
Ratio of net investment income/(loss) to average net assets	0.15%	0.43%	0.69%	0.68	%(6)
Portfolio turnover rate	23%	26%	26%	10	%(5)

(1)	Inception date of the Fund was January 29, 2018.

(2)	Per share data calculated using average shares outstanding method.

(3)

Total investment return/(loss) on net asset value is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(4)

Total investment return/(loss) on market price is calculated assuming an initial investment made at the market price on the first day of the period, reinvestment of dividends and distributions at market price during the period and redemption at market price on the last day of the period.

(5)	Not annualized.

(6)	Annualized.

The accompanying notes are an integral part of these financial statements.

25

MFAM Small-Cap Growth ETF

Financial Highlights

Contained below is per share operating performance data for shares outstanding, total investment return/(loss) return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	YEARS ENDED AUGUST 31,		FOR THE PERIOD ENDED AUGUST 31,
	2021	2020	2019(1)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$32.59	$23.33	$20.00
Net investment income/(loss)(2)	(0.19)	(0.07)	—	(3)
Net realized and unrealized gain/(loss) from investments	10.48	9.67	3.33
Net increase/(decrease) in net assets resulting from operations	10.29	9.60	3.33
Dividends and distributions to shareholders from:
Net realized capital gains	(2.15)	(0.34)	—
Total dividends and distributions to shareholders	(2.15)	(0.34)	—
Net asset value, end of period	$40.73	$32.59	$23.33
Market value, end of period	$40.74	$32.68	$23.34
Total investment return/(loss) on net asset value(4)	32.00%	41.58%	16.65	%(6)
Total investment return/(loss) on market price(5)	31.54%	41.88%	16.69	%(6)
RATIO/SUPPLEMENTAL DATA
Net assets, end of period (000’s omitted)	$189,382	$106,745	$71,153
Ratio of expenses to average net assets	0.85%	0.85%	0.85	%(7)
Ratio of net investment income/(loss) to average net assets	(0.51)%	(0.29)%	(0.01	)%(7)
Portfolio turnover rate	21%	27%	21	%(6)

(1)	Inception date of the Fund was October 29, 2018.

(2)	Per share data calculated using average shares outstanding method.

(3)	Amount rounds to less than 0.01 per share.

(4)

Total investment return/(loss) on net asset value is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(5)

Total investment return/(loss) on market price is calculated assuming an initial investment made at the market price on the first day of the period, reinvestment of dividends and distributions at market price during the period and redemption at market price on the last day of the period.

(6)	Not annualized.

(7)	Annualized.

The accompanying notes are an integral part of these financial statements.

26

Motley Fool Asset Management ETFs

Notes to Financial Statements

AUGUST 31, 2021

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The RBB Fund, Inc. (“RBB” or the “Company”) was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as an open-end management investment company. RBB is a “series fund,” which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has thirty-nine separate investment portfolios, including the Motley Fool 100 Index ETF (the “Fool 100 Fund”) and the MFAM Small-Cap Growth ETF (“Small-Cap Growth Fund”) (each a “Fund” and together the “Funds”). The Fool 100 Fund and Small-Cap Growth Fund commenced investment operations on January 29, 2018 and October 29, 2018, respectively.

RBB has authorized capital of one hundred billion shares of common stock of which 88.223 billion shares are currently classified into one hundred and ninety-three classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio.

The investment objective of the Fool 100 Fund is to achieve investment results that correspond (before fees and expenses) generally to the total return performance of the Motley Fool 100 Index (the “Fool 100 Index”). The Fool 100 Index was developed by The Motley Fool, LLC (“The Motley Fool”), an affiliate of the Adviser, in 2017 and is a proprietary, rules-based index designed to track the performance of the 100 largest, most liquid U.S. companies that have been recommended by The Motley Fool’s analysts and newsletters or the highest-rated stocks in Fool IQ, the company’s analyst opinion database. Every company include in the Fool 100 Index is incorporated and listed in the U.S. The investment objective of the Small-Cap Growth Fund is to achieve long-term capital appreciation.

The Funds are investment companies and follow accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services - Investment Companies”.

The end of the reporting period for the Funds is August 31, 2021, and the period covered by these Notes to Financial Statements is the fiscal period ended August 31, 2021 (the “current fiscal period”).

PORTFOLIO VALUATION — Each Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Funds are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter (“OTC”) market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings, and are deemed representative of market values at the close of the market. Foreign securities are valued based on prices from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Company’s Board of Directors (the “Board”). Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments. Such procedures use fundamental valuation methods, which may include, but are not limited to, an analysis of the effect of any restrictions on the resale of the security, industry analysis and trends, significant changes in the issuer’s financial position, and any other event which could have a significant impact on the value of the security. Determination of fair value involves subjective judgment as the actual market value of a particular security can be established only by negotiations between the parties in a sales transaction, and the difference between the recorded fair value and the value that would be received in a sale could be significant.

FAIR VALUE MEASUREMENTS — The inputs and valuation techniques used to measure the fair value of the Funds’ investments are summarized into three levels as described in the hierarchy below:

●	Level 1 – Prices are determined using quoted prices in active markets for identical securities.

●	Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

27

Motley Fool Asset Management ETFs

Notes to Financial Statements (continued)

AUGUST 31, 2021

●	Level 3 – Prices are determined using significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of the end of the reporting period, in valuing the Funds’ investments carried at fair value:

FOOL 100 FUND

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3	INVESTMENTS MEASURED AT NET ASSET VALUE^
Common Stocks	$527,569,765	$527,569,765	$—	$—	$—
Rights	61,239	—	—	61,239	—
Investments Purchased with Proceeds From Securities Lending Collateral	25,180,752	—	—	—	25,180,752
Short-Term Investments	298,116	298,116	—	—	—
Total Investments*	$553,109,872	$527,867,881	$—	$61,239	$25,180,752

SMALL-CAP GROWTH FUND

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3	INVESTMENTS MEASURED AT NET ASSET VALUE^
Common Stocks	$183,715,449	$183,715,449	$—	$—	$—
Investments Purchased with Proceeds From Securities Lending Collateral	42,120,103	—	—	—	42,120,103
Short-Term Investments	5,773,743	5,773,743	—	—	—
Total Investments*	$231,609,295	$189,489,192	$—	$—	$42,120,103

*	Please refer to the Schedule of Investments for further details.

^

Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Funds’ investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Funds may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

28

Motley Fool Asset Management ETFs

Notes to Financial Statements (continued)

AUGUST 31, 2021

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) requires each Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period. A reconciliation of Level 3 investments is presented only when a Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all Level 3 transfers are disclosed if a Fund had an amount of total Level 3 transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

During the current fiscal period, the Funds had no Level 3 transfers.

USE OF ESTIMATES — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and those differences could be significant.

INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES — The Funds record security transactions based on trade date for financial reporting purposes. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income (including amortization of premiums and accretion of discounts) is accrued when earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. Certain expenses are shared with PENN Capital Funds Trust (the “Trust”), a series trust of affiliated funds. Expenses incurred on behalf of a specific class, fund or fund family of the Company or Trust are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all funds (such as director or professional fees) are charged to all funds in proportion to their average net assets of RBB and the Trust, or in such other manner as the Board deems fair or equitable. Expenses and fees, including investment advisory fees, are accrued daily and taken into account for the purpose of determining the NAV of each Fund.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Each Fund pays dividends from its net investment income and distributes any net capital gains that it realizes. Dividends and capital gains distributions are generally paid once a year and as required to comply with federal excise tax requirements. Distributions to shareholders are determined in accordance with tax regulations and recorded on ex dividend date. Additionally, each Fund reports details of distribution-related transactions on quarterly account statements. You may not receive a separate confirmation statement for these transactions.

U.S. TAX STATUS — No provision is made for U.S. income taxes as it is the Funds’ intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

CORONAVIRUS (COVID-19) PANDEMIC — The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. Although vaccines for COVID-19 are becoming more widely available, the ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers are not known. The operational and financial performance of the issuers of securities in which the Funds invest depends on future developments, including the duration and spread of the outbreak and the pace of recovery which may vary from market to market, and such uncertainty may in turn adversely affect the value and liquidity of the Funds’ investments, impair the Funds’ ability to satisfy redemption requests, and negatively impact the Funds’ performance.

CASH AND CASH EQUIVALENTS — Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

OTHER — In the normal course of business, the Funds may enter into contracts that provide general indemnifications. Each Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future, and, therefore, cannot be estimated; however, the Funds expect the risk of material loss from such claims to be remote.

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Motley Fool Asset Management ETFs

Notes to Financial Statements (continued)

AUGUST 31, 2021

2. Investment Policies and Practices

The sections below describe some of the different types of investments that may be made by the Funds and the investment practices in which the Funds may engage.

TYPES OF FIXED-INCOME SECURITIES — Each Fund may invest in bonds and other types of debt obligations of U.S. and foreign issuers. Fixed income securities purchased by a Fund may include, among others, bonds, notes, and debentures issued by corporations; debt securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities (“U.S. Government Securities”); municipal securities; mortgage-backed and asset-backed securities; and debt securities issued or guaranteed by foreign governments, their agencies, instrumentalities, or political subdivisions, or by government-owned, -controlled, or -sponsored entities, including central banks. These investments also include money market instruments and other types of obligations. Investors should recognize that, although securities ratings issued by S&P Global Ratings (“S&P”), a division of The McGraw-Hill Companies, Inc., and Moody’s Investors Services©, Inc. (“Moody’s”), provide a generally useful guide as to credit risks, they do not offer any criteria to evaluate interest rate risk. Changes in interest rate levels generally cause fluctuations in the prices of fixed-income securities and will, therefore, cause fluctuations in the NAV per share of a Fund. Subsequent to the purchase of a fixed-income security by a Fund, the ratings or credit quality of such security may deteriorate. Any such subsequent adverse changes in the rating or quality of a security held by a Fund would not require a Fund to sell the security.

REAL ESTATE INVESTMENT TRUSTS — Real estate investment trusts (“REITs”) are pooled investment vehicles that manage a portfolio of real estate or real estate-related loans to earn profits for their shareholders. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of the borrower on any credit extended. REITs are dependent upon management skills, may not be diversified geographically or by property type, and are subject to heavy cash-flow dependency, default by borrowers, and self-liquidation. REITs must also meet certain requirements under the Internal Revenue Code of 1986, as amended (the “Code”), to avoid entity level tax and be eligible to pass through certain tax attributes of their income to shareholders. REITs are consequently subject to the risk of failing to meet these requirements for favorable tax treatment and of failing to maintain their exemptions from registration under the 1940 Act. REITs are also subject to the risks of changes in the Code, affecting their tax status.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable-rate mortgage loans are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed-rate obligations.

The management of a REIT may be subject to conflicts of interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the REIT. REITs may own properties through joint ventures or in other circumstances in which a REIT may not have control over its investments. REITs may use significant amounts of leverage.

REITs often do not provide complete tax information until after the end of the calendar year. Consequently, because of the delay, it may be necessary for a Fund, if invested in REITs, to request permission to extend the deadline for issuance of Forms 1099-DIV beyond January 31. Alternatively, amended Forms 1099-DIV may be sent.

TEMPORARY INVESTMENTS — During periods of adverse market or economic conditions, a Fund may temporarily invest all or a substantial portion of its assets in high-quality, fixed-income securities, money market instruments, and shares of money market mutual funds, or it may hold cash. At such times, a Fund would not be pursuing its stated investment objective with its usual investment strategies. A Fund may also hold these investments for liquidity purposes. Fixed-income securities will be deemed to be of high quality if they are rated “A” or better by S&P or Moody’s or, if unrated, are determined to be of comparable quality by the Adviser. Money market instruments are high-quality, short-term fixed income obligations (which generally have remaining maturities of one year or less), and may include U.S. Government Securities, commercial paper, certificates of deposit and banker’s acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements for US. Government Securities. In lieu of purchasing money market instruments, a Fund may purchase shares of money market mutual funds that invest primarily in U.S. Government Securities and repurchase

30

Motley Fool Asset Management ETFs

Notes to Financial Statements (continued)

AUGUST 31, 2021

agreements involving those securities, subject to certain limitations imposed by the 1940 Act. A Fund, as an investor in a money market fund, will indirectly bear the fees and expenses of the money market fund. These indirect fees and expenses will be in addition to the fees and expenses of the Funds. Repurchase agreements involve certain risks not associated with direct investments in debt securities.

3. INVESTMENT adviser and other services

Each Fund pays all of its expenses other than those expressly assumed by Motley Fool Asset Management, LLC (the “Adviser”). Expenses of each Fund are deducted from the Fund’s total income before dividends are paid. Subject to the supervision of the Board, the Adviser manages the overall investment operations of each Fund in accordance with the Fund’s respective investment objective and policies and formulates a continuing investment strategy for each Fund pursuant to the terms of the Investment Advisory Agreements between the Adviser and the Company on behalf of each Fund. The Adviser is a wholly-owned subsidiary of Motley Fool Investment Management, LLC, which is a wholly owned subsidiary of The Motley Fool Holdings Inc. (“TMF Holdings”), a multimedia financial-services holding company that also owns The Motley Fool, which publishes investment information and analysis across a wide range of media, including investment newsletter services, websites, and books. TMF Holdings is controlled by David Gardner and Tom Gardner, along with other private shareholders. The Funds compensate the Adviser with a unitary management fee for its services at an annual rate of 0.50% for the Fool 100 Fund and 0.85% for the Small-Cap Growth Fund; based on each Fund’s average daily net assets (the “Advisory Fee”), payable on a monthly basis in arrears. From the Advisory Fee, the Adviser pays most of the expenses of each Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services. However, the Adviser is not responsible for interest expenses, brokerage commissions and other trading expenses, fees and expenses of independent directors and their independent counsel, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business.

During the current fiscal period, investment advisory fees accrued were as follows:

FUND	ADVISORY FEES
Fool 100 Fund	$2,069,521
Small-Cap Growth Fund	1,391,652

U.S. Bancorp Fund Services, LLC (“Fund Services”), doing business as U.S. Bank Global Fund Services, serves as administrator for the Funds. For providing administrative and accounting services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Fund Services serves as the Funds’ transfer and dividend disbursing agent. For providing transfer agent services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

U.S. Bank, N.A. (the “Custodian”) provides certain custodial services to the Funds. The Custodian is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Quasar Distributors, LLC (the “Distributor”), a wholly-owned broker-dealer subsidiary of Foreside Financial Group, LLC, serves as the principal underwriter and distributor of the Funds’ shares pursuant to a Distribution Agreement with RBB.

Under the Fund’s unitary fee, the Adviser compensates Fund Services and the Custodian for its services provided.

DIRECTOR AND OFFICER COMPENSATION — The Directors of the Company receive an annual retainer and meeting fees for meetings attended. An employee of Vigilant Compliance, LLC serves as President and Chief Compliance Officer of the Company. Vigilant Compliance, LLC is compensated for the services provided to the Company. Employees of RBB serve as Treasurer, Secretary and Director of Marketing & Business Development of the Company. They are compensated for services provided. Certain employees of Fund Services serve as officers of the Company. They are not compensated by the Funds or the Company. Until October 1, 2020, an employee of Vigilant Compliance, LLC served as Chief Compliance Officer of the Adviser. Neither the Funds nor the Company compensated this individual or Vigilant Compliance, LLC for the services provided to Motley Fool Asset Management. For Director and Officer compensation amounts, please refer to the Statements of Operations.

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Motley Fool Asset Management ETFs

Notes to Financial Statements (continued)

AUGUST 31, 2021

4. PURCHASES AND SALES OF INVESTMENT SECURITIES

During the current fiscal period, aggregate purchases and sales and maturities of investment securities (excluding in-kind transactions and short-term investments) of the Funds were as follows:

FUND	PURCHASES	SALES
Fool 100 Fund	$97,713,036	$96,685,910
Small-Cap Growth Fund	33,333,790	42,164,647

There were no purchases or sales of long-term U.S. Government Securities during the current fiscal period.

During the current fiscal period, aggregate purchases and sales and maturities of in-kind transactions of the Funds were as follows:

FUND	PURCHASES	SALES
Fool 100 Fund	$90,221,262	$2,587,485
Small-Cap Growth Fund	65,066,489	13,599,079

5. Federal Income tax information

The Funds have followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Funds to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Funds have determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Funds are subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

As of August 31, 2021, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Funds were as follows:

FUND	FEDERAL TAX COST	UNREALIZED APPRECIATION	UNREALIZED (DEPRECIATION)	NET UNREALIZED APPRECIATION/ (DEPRECIATION)
Fool 100 Fund	$340,404,928	$217,892,162	$(5,187,218)	$212,704,944
Small-Cap Growth Fund	181,017,375	57,610,757	(7,018,837)	50,591,920

Distributions to shareholders, if any, from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

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Motley Fool Asset Management ETFs

Notes to Financial Statements (continued)

AUGUST 31, 2021

The following permanent differences as of August 31, 2021, primarily attributable to foreign currency transactions and in-kind redemptions gains, were reclassified among the following accounts:

FUND	DISTRIBUTABLE EARNINGS/(LOSS)	PAID-IN CAPITAL
Fool 100 Fund	$(1,277,059)	$1,277,059
Small-Cap Growth Fund	(5,844,417)	5,844,417

As of August 31, 2021, the components of distributable earnings on a tax basis were as follows:

FUND	UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAINS	CAPITAL LOSS CARRYOVER	QUALIFIED LATE-YEAR LOSS DEFERRAL	OTHER	UNREALIZED APPRECIATION/ (DEPRECIATION)	Total
Fool 100 Fund	$311,015	$1,014,688	$—	$—	$—	$212,704,944	$214,030,647
Small-Cap Growth Fund	—	3,829,513	—	(588,898)	—	50,591,920	53,832,535

The differences between the book and tax basis components of distributable earnings relate primarily to the timing of recognition of income and gains for federal income tax purposes.

The tax character of dividends and distributions paid during the fiscal periods ended August 31, 2021 and August 31, 2020 were as follows:

FUND	TAX YEAR	ORDINARY INCOME	LONG-TERM CAPITAL GAIN	TOTAL
Fool 100 Fund	2021	$1,067,239	$562,320	$1,629,559
	2020	1,030,211	—	1,030,211
Small-Cap Growth Fund	2021	454,925	7,916,932	8,371,857
	2020	966,374	12,794	979,168

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

Pursuant to federal income tax rules applicable to regulated investment companies, the Funds may elect to treat certain capital losses between November 1 and August 31 and late year ordinary losses ((i) ordinary losses between January 1 and August 31, and (ii) specified ordinary and currency losses between November 1 and August 31) as occurring on the first day of the following tax year. For the fiscal year ended August 31, 2021, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until September 1, 2021. The Small-Cap Growth Fund deferred qualified late-year losses of $588,898 which will be treated as arising on the first business day of the following fiscal year.

6. SHARE TRANSACTIONS

Shares of the Funds are listed and trade on the Cboe BZX Exchange, Inc. (the “Exchange”). Market prices for the shares may be different from their NAV. Each Fund issues and redeems shares on a continuous basis at NAV only in blocks of 25,000 shares, called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, shares generally trade in the secondary market at market prices that change throughout the day. Except when aggregated in Creation Units, shares are not redeemable securities of each Fund. Creation Units may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the

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Motley Fool Asset Management ETFs

Notes to Financial Statements (continued)

AUGUST 31, 2021

clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem shares directly from each Fund. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

Each Fund currently offers one class of shares, which has no front-end sales load, no deferred sales charge, and no redemption fee. A fixed transaction fee is imposed for the transfer and other transaction costs associated with the purchase or sale of Creation Units. The standard fixed transaction fee for each Fund is $250, payable to the custodian. In addition, a variable fee may be charged on all cash transactions or substitutes for Creation Units of up to a maximum of 2% as a percentage of the value of the Creation Units subject to the transaction. Variable fees are imposed to compensate each Fund for the transaction costs associated with the cash transactions. Variable fees received by each Fund, if any, are displayed in the capital shares transactions section of the Statements of Changes in Net Assets. Each Fund may issue an unlimited number of shares of beneficial interest, with $0.001 par value per share. Shares of each Fund have equal rights and privileges.

7. SECURITIES LENDING

The Funds may make secured loans of its portfolio securities to brokers, dealers and other financial institutions to earn additional income and receive cash collateral equal to at least 100% of the current market value of the loaned securities, as marked to market each day that the NAV of the Funds is determined. When the collateral falls below specified amounts, the Funds’ lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Funds will pay administrative and custodial fees in connection with the loan of securities. Collateral is invested in short-term investments and the Funds will bear the risk of loss of the invested collateral. Investments purchased with proceeds from securities lending are overnight and continuous. Securities lending will expose the Funds to the risk of loss should a borrower default on its obligation to return the borrowed securities. The market value of the securities on loan and cash collateral as of the end of the reporting period and the income generated from the program during the current fiscal period with respect to such secured loans were as follows:

FUND	MARKET VALUE OF SECURITIES LOANED	MARKET VALUE OF COLLATERAL	INCOME RECEIVED FROM SECURITIES LENDING
Fool 100 Fund	$24,500,142	$25,180,752	$26,419
Small-Cap Growth Fund	41,564,500	42,120,103	33,726

Securities lending transactions are entered into by the Funds’ securities lending agent on behalf of the Funds’ under a Master Securities Lending Agreement (“MSLA”) which permits the Funds’ securities lending agent on behalf of the Funds under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset amounts payable on behalf of the

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Motley Fool Asset Management ETFs

Notes to Financial Statements (concluded)

AUGUST 31, 2021

Funds to the same counterparty against amounts to be received and create one single net payment due to or from the Funds. The following table is a summary of the Funds’ open securities lending transactions which are subject to a MSLA as of the end of the reporting period:

				GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
FUND	GROSS AMOUNTS OF RECOGNIZED ASSETS	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENTS[1]	CASH COLLATERAL RECEIVED	NET AMOUNT[2]
Fool 100 Fund	$24,500,142	—	$24,500,142	$(24,500,142)	—	—
Small-Cap Growth Fund	41,564,500	—	41,564,500	(41,564,500)	—	—

[1]	Amount disclosed is limited to the amount of assets presented in the Statements of Assets and Liabilities. Actual collateral received may be more than the amount shown.

[2]	Net amount represents the net amount receivable from the counterparty in the event of default.

8. NEW ACCOUNTING PRONOUNCEMENTS AND REGULATORY UPDATES

In October 2020, the Securities and Exchange Commission (“SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and require funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. Funds will be required to comply with Rule 18f-4 by August 19, 2022. It is not currently clear what impact, if any, Rule 18f-4 will have on the availability, liquidity or performance of derivatives. Management is currently evaluating the potential impact of Rule 18f-4 on the Funds. When fully implemented, Rule 18f-4 may require changes in how a Fund uses derivatives, adversely affect a Fund’s performance and increase costs related to a Fund’s use of derivatives.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Funds will be required to comply with the rules by September 8, 2022. Management is currently assessing the potential impact of the new rules on the Funds’ financial statements.

9. Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no significant events requiring recognition or disclosure in the financial statements.

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Motley Fool Asset Management ETFs

Report of Independent Registered
Public Accounting Firm

To the Board of Directors of
The RBB Fund, Inc.
and the Shareholders of the Motley Fool ETFs

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the Motley Fool 100 Index ETF and MFAM Small-Cap Growth ETF (the “Funds”), each a series of The RBB Fund, Inc., including the schedules of investments, as of August 31, 2021, the related statements of operations, the statements of changes in net assets and the financial highlights for each of the periods indicated in the table below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of August 31, 2021, the results of their operations, the changes in their net assets, and their financial highlights for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Individual Funds constituting Motley Fool ETFs	Statement of operations	Statements of changes in net assets	Financial highlights
Motley Fool 100 Index ETF	For the year ended August 31, 2021	For each of the two years in the period ended August 31, 2021	For each of the three years in the period ended August 31, 2021 and for the period January 29, 2018 (commencement of operations) through August 31, 2018
MFAM Small-Cap Growth ETF	For the year ended August 31, 2021	For each of the two years in the period ended August 31, 2021	For each of the two years in the period ended August 31, 2021 and for the period October 29, 2018 (commencement of operations) through August 31, 2019

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2011.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
October 28, 2021

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Motley Fool Asset Management ETFs

Shareholder Tax Information (Unaudited)

Certain tax information regarding the Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable period ended August 31, 2021. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ending December 31, 2021. During the fiscal year ended August 31, 2021, the following dividends and distributions were paid by the Funds:

FUND	ORDINARY INCOME	LONG-TERM capital gain
Fool 100 Fund	$ 1,067,239	$ 562,320
Small-Cap Growth Fund	454,925	7,916,932

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

Under the Jobs and Growth Tax relief Reconciliation Act of 2003 the following percentages of ordinary dividends paid during the fiscal year ended August 31, 2021 are designated as “qualified dividend income,” as defined in the Act, and are subject to reduced tax rates:

Fool 100 Fund	100%
Small-Cap Growth Fund	63.77%

The percentage of total ordinary income dividends paid qualifying for the corporate dividends received deduction for the Funds are as follows:

Fool 100 Fund	100%
Small-Cap Growth Fund	63.75%

Because the Funds’ fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2022. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2022.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Funds, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Funds.

37

Motley Fool Asset Management ETFs

Notice to Shareholders

(Unaudited)

Information on Proxy Voting

Policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities as well as information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available (i) without charge, upon request, by calling (888) 863-8803; and (ii) on the SEC’s website at http://www.sec.gov.

Quarterly Schedule of Investments

The Company files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) as an exhibit to its report on Form N-PORT. The Company’s Form N-PORT are available on the SEC’s website at http://www.sec.gov.

Frequency Distributions of Premiums and Discounts

Information regarding how often shares of the Funds trade on an exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Funds is available, without charge, on the Funds’ website at www.mfamfunds.com.

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

As required by the 1940 Act, the Board of the Company, including all of the Directors who are not “interested persons” of the Company, as that term is defined in the 1940 Act (the “Independent Directors”), considered the renewal of the investment advisory agreements between MFAM and the Company (the “Investment Advisory Agreements”) on behalf of the Motley Fool 100 Index ETF and the MFAM Small-Cap Growth ETF (for this section only, each a “Fund” and collectively the “Funds”), at a meeting of the Board held on May 12-13, 2021 (the “Meeting”). At the Meeting, the Board, including all of the Independent Directors, approved the Investment Advisory Agreement for an additional one-year term. The Board’s decision to approve the Investment Advisory Agreement reflects the exercise of its business judgment to continue the existing arrangements. In approving the Investment Advisory Agreement, the Board considered information provided by MFAM with the assistance and advice of counsel to the Independent Directors and the Company.

In considering the renewal and approval of the Investment Advisory Agreements between the Company and MFAM with respect to the Funds, the Directors took into account all the materials provided prior to and during the Meeting and at other meetings throughout the past year, the presentations made during the Meeting, and the discussions held during the Meeting. Among other things, the Directors considered (i) the nature, extent, and quality of MFAM’s services provided to the Funds; (ii) descriptions of the experience and qualifications of MFAM’s personnel providing those services; (iii) MFAM’s investment philosophies and processes; (iv) MFAM’s assets under management and client descriptions; (v) MFAM’s soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vi) MFAM’s advisory fee arrangement with the Company and other similarly managed clients; (vii) MFAM’s compliance policies and procedures; (viii) MFAM’s financial information, insurance coverage and profitability analysis related to providing advisory services to the Funds; (ix) the extent to which economies of scale are relevant to the Funds; (x) a report prepared by Broadridge/Lipper comparing each Fund’s management fees and total expense ratio to those of its Lipper peer group; and (xi) a report comparing the performance of the Funds to the performance of their respective benchmark.

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The Directors then noted the performance of the Motley Fool 100 Index ETF. The Directors considered that because the Fund was designed to track the performance of its index, the relevant consideration was the extent to which the Fund tracked its index before fees and expenses. The Board also noted that the performance of the index did not take into account the expenses incurred when purchasing or selling securities, which expenses would lower the performance of a fund seeking to replicate some or all of the holdings of the index. The Board noted that for the year-to-date, one-year, three-year and since inception periods ended March

38

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31, 2021, the Fund’s performance was in line with its index before fees and expenses. The Directors also noted that the Motley Fool 100 Index ETF ranked in the 1st quintile in its Lipper Performance Group for the one-year, two-year and since-inception periods ended December 31, 2020.

Finally, the Directors noted the MFAM Small-Cap Growth ETF had outperformed its benchmark for the since-inception period, and underperformed its benchmark for the year-to-date and one-year periods, each ended March 31, 2021. The Directors also noted that the MFAM Small-Cap Growth ETF ranked in the 1st quintile in its Lipper Performance Group for the one-year, two-year and since-inception periods ended December 31, 2020.

The Board also considered the advisory fee rates payable by the Funds under the Investment Advisory Agreements. In this regard, information on the fees paid by the Funds and the Funds’ total operating expense ratios (before and after fee waivers and expense reimbursements) were compared to similar information for ETFs advised by other, unaffiliated investment advisory firms.

The Directors noted that the actual advisor fee and total expenses of the MFAM Small-Cap Growth ETF ranked in the 5th quintile of the Fund’s Lipper Expense Group.

The Directors noted that the actual advisor fee and total expenses of the Motley Fool 100 Index ETF ranked in the 5th quintile of the Fund’s Lipper Expense Group.

The Board also took into consideration that the advisory fee for the Motley Fool 100 Index ETF and the MFAM Small-Cap Growth ETF was a “unitary fee,” meaning those Funds paid no expenses other than the advisory fee and certain other costs such as interest, brokerage and extraordinary expenses. The Board noted that MFAM continued to be responsible for compensating the Company’s other service providers and paying other expenses of the Motley Fool 100 Index ETF and the MFAM Small-Cap Growth ETF out of its own fees and resources.

After reviewing the information regarding the Funds’ costs, profitability and economies of scale, and after considering MFAM’s services, the Directors concluded that the investment advisory fees paid by the Funds were fair and reasonable and that the Investment Advisory Agreements should be approved and continued for an additional one year period ending August 16, 2022.

39

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Directors and Officers

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Directors and Executive Officers

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their ages, business addresses and principal occupations during the past five years are set forth below. The statement of additional information (“SAI”) includes additional information about the Directors and is available without charge, upon request, by calling (888) 863-8803.

Name, Address, AND AGE	Positions(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years

INDEPENDENT DIRECTORS
Julian A. Brodsky 615 East Michigan Street Milwaukee, WI 53202 Age: 88	Director	1988 to present	From 1969 to 2011, Director and Vice Chairman, Comcast Corporation (cable television and communications).	46	AMDOCS Limited (service provider to telecommunications companies).
J. Richard Carnall 615 East Michigan Street Milwaukee, WI 53202 Age: 82	Director	2002 to present	Since 1984, Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.); since 2004, Director of Cornerstone Bank.	46	None.
Gregory P. Chandler 615 East Michigan Street Milwaukee, WI 53202 Age: 54	Director	2012 to present	Since 2020, Chief Financial Officer, Herspiegel Consulting LLC (life sciences consulting services); 2020, Chief Financial Officer, Avocado Systems Inc. (cyber security software provider); 2009-2020, Chief Financial Officer, Emtec, Inc. (information technology consulting/services).	46

Emtec, Inc. (until December 2019); FS Investment Corporation (business development company) (until December 2018); FS Energy and Power Fund (business development company); Wilmington Funds (12 portfolios)(registered investment company).

Nicholas A. Giordano 615 East Michigan Street Milwaukee, WI 53202 Age: 78	Director	2006 to present	Since 1997, Consultant, financial services organizations.	46

IntriCon Corporation (biomedical device manufacturer); Kalmar Pooled Investment Trust (registered investment company) (until September 2017); Wilmington Funds (12 portfolios) (registered investment company); Independence Blue Cross (healthcare insurance) (until 2021).

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Motley Fool Asset Management ETFs

Directors and Officers (CONTINUED)

(Unaudited)

Name, Address, AND AGE	Positions(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years

Arnold M. Reichman 615 East Michigan Street Milwaukee, WI 53202 Age: 73	Chairman Director	2005 to present 1991 to present	Retired.	46	EIP Investment Trust (registered investment company).
Brian T. Shea 615 East Michigan Street Milwaukee, WI 53202 Age: 61	Director	2018 to present	From 2014-2017, Chief Executive Officer, BNY Mellon Investment Services (fund services, global custodian and securities clearing firm); from 1983-2014, Chief Executive Officer and various positions, Pershing LLC (broker dealer, clearing and custody firm).	46

WisdomTree Investments, Inc. (asset management company) (until March 2019); Fidelity National Information Services, Inc. (financial services technology company); Ameriprise Financial, Inc. (financial services company).

Robert A. Straniere 615 East Michigan Street Milwaukee, WI 53202 Age: 80	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; since 1980, Founding Partner, Straniere Law Group (law firm).	46	None.
INTERESTED DIRECTOR[2]
Robert Sablowsky 615 East Michigan Street Milwaukee, WI 53202 Age: 83	Vice Chairman Director	2016 to present 1991 to present	Since 2002, Senior Director – Investments and, prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	46	None.
OFFICERS
Salvatore Faia, JD, CPA, CFE Vigilant Compliance, LLC Gateway Corporate Center. Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 58	President Chief Compliance Officer	2009 to present 2004 to present

Since 2004, President, Vigilant Compliance, LLC (investment management services company); since 2005, Independent Trustee of EIP Investment Trust (registered investment company); since 2021, President and Chief Compliance Officer of Penn Capital Funds Trust.

				N/A	N/A
James G. Shaw 615 East Michigan Street Milwaukee, WI 53202 Age: 60	Treasurer and Secretary	2016 to present

Treasurer and Secretary of The RBB Fund, Inc. (since 2016) and Penn Capital Funds Trust (since 2021); from 2005 to 2016, Assistant Treasurer of The RBB Fund, Inc.; from 1995 to 2016, Senior Director and Vice President of BNY Mellon Investment Servicing (US) Inc. (financial services company).

				N/A	N/A

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Motley Fool Asset Management ETFs

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(Unaudited)

Name, Address, AND AGE	Positions(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years

Craig A. Urciuoli 615 East Michigan Street Milwaukee, WI 53202 Age: 46	Director of Marketing & Business Development	2019 to present	Director of Marketing & Business Development of The RBB Fund, Inc. (since 2019) and Penn Capital Funds Trust (since 2021); from 2000-2019, Managing Director, Third Avenue Management LLC.	N/A	N/A
Jennifer Witt 615 East Michigan Street Milwaukee, WI 53202 Age: 38	Assistant Treasurer	2018 to present

Since 2020, Vice President, U.S. Bank Global Fund Services (fund administrative services firm); from 2016 to 2020, Assistant Vice President, U.S. Bank Global Fund Services; from 2007 to 2016, Supervisor, Nuveen Investments (registered investment company).

				N/A	N/A
Edward Paz 615 East Michigan Street Milwaukee, WI 53202 Age: 50	Assistant Secretary	2016 to present	Since 2007, Vice President and Counsel, U.S. Bancorp Fund Services, LLC (fund administrative services firm).	N/A	N/A
Michael P. Malloy One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 62	Assistant Secretary	1999 to present	Since 1993, Partner, Faegre Drinker Biddle & Reath LLP (law firm).	N/A	N/A
Jillian L. Bosmann One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 42	Assistant Secretary	2017 to present	Since 2017, Partner, Faegre Drinker Biddle & Reath LLP (law firm).	N/A	N/A

*	Each Director oversees 46 portfolios of the fund complex, consisting of the series in the Company and Penn Capital Funds Trust (7 portfolios).

1.

Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his or her successor is elected and qualified or his or her death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved waivers of the policy with respect to Messrs. Brodsky, Carnall, Giordano, Sablowsky and Straniere. Each officer holds office at the pleasure of the Board until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

2.

Mr. Sablowsky is considered an “interested person” of the Company as that term is defined in the 1940 Act and is referred to as an “Interested Director.” Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as an employee of Oppenheimer & Co., Inc., a registered broker-dealer.

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Director Experience, Qualifications, Attributes and/or Skills

The information above includes each Director’s principal occupations during the last five years. Each Director possesses extensive additional experience, skills and attributes relevant to his qualifications to serve as a Director. The cumulative background of each Director led to the conclusion that each Director should serve as a Director of the Company. Mr. Giordano has years of experience as a consultant to financial services organizations and also serves on the boards of other registered investment companies. Mr. Reichman brings decades of investment management experience to the Board, in addition to senior executive-level management experience. Mr. Straniere has been a practicing attorney for over 30 years and has served on the boards of an asset management company and another registered investment company. Mr. Brodsky has over 40 years of senior executive-level management experience in the cable television and communications industry. Mr. Sablowsky has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the financial services industry. Mr. Carnall has decades of senior executive-level management experience in the banking and financial services industry and also serves on the boards of various corporations and a bank. Mr. Chandler has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the investment technology consulting/services and investment banking/brokerage industries, and also serves on various boards. Mr. Shea has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the brokerage, clearing and investment services industry, including service on the boards of industry regulatory organizations and a university.

46

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48

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ORINDA FUNDS Annual Report August 31, 2021 Orinda Income Opportunities Fund of the RBB Fund, Inc. Class I Shares – OIOIX Class A Shares – OIOAX Class D Shares – OIODX

Commentary	1
Performance Data	5
Fund Expense Examples	8
Allocation of Portfolio Assets	9
Schedule of Investments	10
Schedule of Securities Sold Short	14
Financial Statements	15
Statement of Assets and Liabilities	15
Statement of Operations	16
Statements of Changes in Net Assets	17
Statement of Cash Flows	19
Financial Highlights	21
Notes to Financial Statements	24
Report of Independent Registered Public Accounting Firm	35
Shareholder Tax Information	36
Notice to Shareholders	37
Management	39
Privacy Notice	43

Orinda Income Opportunities Fund Commentary

Dear Shareholder,

COVID-induced headwinds in the real estate securities sector during 2020 became tailwinds for the Orinda Income Opportunities Fund (the “Fund”) in 2021. Class A shares without load of the Fund posted returns of 18.12% for the year-to-date period ended August 31, 2021 and 28.78% for one-year period ended August 31, 2021, which compares to the Bloomberg Barclays U.S. Aggregate Bond Index’s returns of -0.69% and -0.08% for the same periods, respectively. The Fund’s three-year returns are still muted, given the difficult performance of the Fund in 2020 during the COVID-19 pandemic.

The Fund’s increased allocation to real estate investment trust (“REIT”) equities in the fourth quarter of 2020, which allocation was approximately 37% of the Fund’s net assets at August 31, 2021, contributed importantly to the Fund’s total return over the last fiscal year. We anticipate that if prices for many equity REITs on Wall Street transition from discounts to Net Asset Value (“NAV”), and thus closer to the value of the underlying real estate on Main Street, we will gradually rotate the Fund’s portfolio back to a larger percentage of investments in income-generating REIT preferred securities.

We believe that the Fund’s portfolio is positioned to account for the following:

●

Our belief that the worst of the pandemic-related news flow is behind us and that the consensus among public health experts is that existing vaccines are largely successfully mitigating risks from known COVID-19 variants.

●

Our belief that there is significant pent-up travel demand on the part of businesses and consumers. As of the end of the fiscal year, retail shopping demand also appears to be increasing. For example, Kimco Realty, one of the Fund’s shopping center holdings, noted on its second quarter 2021 earnings call that “the combination of record leasing demand and a five-year low of new vacancies continue to drive the earlier than anticipated occupancy recovery.”

●

Our belief that there will be a relatively low interest rate environment with a 10-year Treasury yield range of 1.50% to 2.00% – somewhat higher at the low-end than where it closed on August 31, 2021 (1.30%). Our belief that there is mispricing of certain real estate sectors that extends to individual traded securities due to some companies with dividends covered by cash flows trading below the break-up value of their underlying real estate.

●	Our belief that in the latter part of 2021 and into 2022, there will likely be significant demand for real estate securities given the extremely low return expectations for fixed income investments.

1

Orinda Income Opportunities Fund Commentary (Continued)

Shown below is the Fund’s performance for the fiscal year ended August 31, 2021, as well as the performance for the Bloomberg Barclays Capital U.S. Aggregate Bond Index.

ORINDA INCOME OPPORTUNITIES FUND
Annualized Returns as of 8/31/21	1 year	3 years	5 years	Since Inception (6/28/13)[1]	Since Inception (9/27/13)[2]
PERFORMANCE AT NAV without sales charge
A share	28.78%	1.22%	2.16%	3.04%	N/A
I share	29.12%	1.52%	2.47%	3.35%	N/A
D share (commenced 9/27/13)	27.80%	0.49%	1.45%	N/A	2.42%

Bloomberg Barclays Capital U.S. Aggregate Bond Index	-0.08%	5.43%	3.11%	3.46%	3.49%
PERFORMANCE AT MOP includes maximum sales charge
A share	22.33%	-0.49%	1.13%	2.39%	N/A

1.

The Orinda Income Opportunities Fund, a series of Advisor Series Trust (the “Predecessor Fund”) reorganized into the Fund following the close of business on April 28, 2017. The Predecessor Fund’s Class I and Class A shares commenced operations on June 28, 2013.

2.	The Predecessor Fund’s Class D shares commenced operations on September 27, 2013.

Total Annual Fund Operating Expenses (what an investor would pay as of 12/31/20):
Class A shares: 2.05%; Class I shares: 1.80%; Class D shares: 2.80%.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-877-903-1313 or visiting www.orindafunds.com. Performance data shown at MOP (Maximum Offering Price) reflects the Class A shares maximum sales charge of 5.00%. Performance data shown at NAV (Net Asset Value) does not reflect the deduction of the sales load. If reflected, the load would reduce the performance quoted. Investment performance reflects fee waivers in effect. In the absence of such waivers total return would be reduced.

Until December 31, 2021, Orinda Asset Management, LLC (the “Adviser”) has agreed to waive its fees to the extent necessary to maintain annualized expense ratios for the Class I, Class A and Class D shareholders of average daily net assets of 1.40%, 1.65%, and 2.40%, respectively (excluding acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest and taxes). There can be no assurance that the Adviser will continue such waiver for the Fund after December 31, 2021. For more detailed review of fund expenses, please refer to the prospectus by visiting www.orindafunds.com.

2

Orinda Income Opportunities Fund Commentary (CONTINUED)

Market Outlook

Macro View

●

We believe the economy will continue to vigorously emerge from the very difficult COVID-19 shutdown, and while there will be unforeseen stresses due to supply chain inefficiencies, businesses may trend toward greater profitability. This trend is important because our nation’s business is frequently conducted in the real estate assets owned by our portfolio companies. We believe that an economic recovery would drive rental demand for these assets.

●

Historically, we believe that real estate has been a good asset class for investors in times of inflation, but debt and equity markets often exhibit hyper-sensitivity to signs of inflation as participants gauge the evolution in U.S. Federal Reserve (“Fed”) policy. Fed responses to inflation have ranged from very accommodative, or dovish during the COVID-19 pandemic, to more hawkish, which we believe appears to be the likely direction Fed policy will take over the next several quarters given the unfolding economic recovery’s strength.

●

The 10-year Treasury yield, we believe, will remain relatively low (in a yield range of 1.50% to 2.00%) during the coming quarters, rising from where it closed the fiscal year ended August 31, 2021 (1.30%).

Sector and Security Type Allocation Percentages: REIT Preferred vs. Equity Securities

●	We believe that sectors like office, hotels, and retail REITs, which suffered mightily at the onset of the COVID-19 pandemic, continue to offer attractively priced stocks.

●

We believe that certain REIT equities offer a higher risk-adjusted return today than the REIT preferred sector, which accounts for the higher allocation to common stocks in the Fund’s portfolio than has been typical.

●	Historically, the Fund’s portfolio allocation has ranged from approximately 70% to 90% to REIT preferred securities and 0% to 30% to REIT common stocks.

Micro View

●

We expect that as individual common stocks recover in price and their prices move closer to NAV from the large discounts witnessed over the last few quarters, the resulting exposures will be reduced in the Fund’s portfolio.

●

We believe that stocks in sectors that performed well in 2020 during the “work from home” phase of the COVID-19 pandemic, such as data center and industrial REITs, appear relatively expensive when evaluated by metrics that include funds from operations (FFO) multiples and premiums to NAV.

●

We continue to see attractive pricing in the sectors where the Fund’s portfolio has meaningful exposure: mortgage, office, hotel, and retail sectors—often in both the preferred and common stocks of these issuers.

Thank you for your continued interest in the Fund. After what has been a particularly trying economic period, we are encouraged by what we believe are many attractive investment opportunities available in the real estate securities sector.

Ian Goltra
Portfolio Manager

3

Orinda Income Opportunities Fund Commentary (Concluded)

The information provided herein represents the opinions of Orinda Asset Management, LLC and is not intended to be a forecast of future events, a guarantee of future results, investment advice or a recommendation to buy or sell any security.

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

The Fund can make short sales of securities, which involves the risk that losses in securities may exceed the original amount invested. The Fund may use leverage which may exaggerate the effect of any increase or decrease in the value of portfolio securities or the set asset value of the Fund, and money borrowed will be subject to interest costs. Investments in smaller and medium companies involve greater risks such as limited liquidity and greater volatility. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for emerging markets. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The Fund may use certain types of investment derivatives such as futures, forwards, and swaps. Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. Investments in asset backed and mortgage backed securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. To the extent that a master limited partnership’s (“MLP’s”) interests are all in a particular industry, the MLP will be negatively impacted by economic events adversely impacting that industry. The risks of investing in an MLP are generally those involved in investing in a partnership as opposed to a corporation. Exchange-traded funds (“ETFs”) are typically open-end investment companies that are bought and sold on a national securities exchange. When the Fund invests in an ETF, it will bear additional expenses based on its pro rata share of the ETF’s operating expenses, including the potential duplication of management fees. The risk of owning an ETF generally reflects the risks of owning the underlying securities it holds. Rule 144A securities carry the risk that the trading market may not continue and the Fund might be unable to dispose of these securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requirements. The risk exists that the market value of initial public offering (“IPO”) shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, and the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. The Fund is non-diversified, which means that there is no restriction on how much the Fund may invest in the securities of an issuer under the Investment Company Act of 1940. Some of the risks involved in investing in REITs include a general decline in the value of real estate, fluctuations in rental income, changes in interest rates, increases in property taxes, increased operating costs, overbuilding, changes in zoning laws, and changes in consumer demand for real estate.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. Please refer to the Schedule of Investments for a complete listing of Fund holdings.

INDICES / DEFINITIONS

The Bloomberg Barclays Capital U.S. Aggregate Bond Index* is an unmanaged, market capitalization-weighted index, comprised predominately of U.S. traded investment grade bonds with maturities of one year or more. The index includes Treasury securities, Government agency bonds, mortgage-backed bonds, and corporate bonds. The index is representative of intermediate duration U.S. investment grade debt securities.

Orinda Asset Management, LLC is the investment adviser to the Orinda Income Opportunities Fund, which is distributed by Quasar Distributors, LLC.

*	One cannot invest directly in an index.

4

Orinda Income Opportunities Fund Performance Data August 31, 2021 (Unaudited)

Comparison of the change in value of a $100,000 investment in the
Orinda Income Opportunities Fund – Class I and
the Bloomberg U.S. Aggregate Bond Index (formerly known as Bloomberg Barclays U.S. Aggregate Bond Index)

This chart illustrates the performance of a hypothetical $100,000 investment made in the Fund on June 28, 2013, the Fund’s inception date. Returns reflect the reinvestment of dividends and capital gain distributions. Fee waivers are in effect. In the absence of fee waivers, returns would be reduced. The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares. This chart does not imply any future performance.

Average Annual Total Returns for the Periods ended August 31, 2021
	One Year	Three Years	Five Years	Since Inception(1)
Class I Shares (No Load)	29.12%	1.52%	2.47%	3.35%
Bloomberg U.S. Aggregate Bond Index	-0.08%	5.43%	3.11%	3.46%

(1)	Inception date of Class I Shares of the Fund was June 28, 2013.

Until December 31, 2021, the Adviser has agreed to waive its fees to the extent necessary to maintain annualized expense ratios for the Class I Shares of average daily net assets of 1.40% (excluding certain items discussed below). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause the Fund’s net annualized expense ratio to exceed the applicable expense limitation: acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest and taxes. There can be no assurance that the Adviser will continue such waiver for the Fund after December 31, 2021. The Fund’s expense ratio for the Class I Shares, as stated in the current prospectus, is 1.80%.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-855-467-4632.

The Bloomberg U.S. Aggregate Bond Index is an unmanaged, market capitalization-weighted index, comprised predominately of U.S. traded investment grade bonds with maturities of one year or more. The index includes Treasury securities, Government agency bonds, mortgage-backed bonds, and corporate bonds. The index is representative of intermediate duration US investment grade debt securities. It is not possible to invest directly in an index.

5

Orinda Income Opportunities Fund Performance Data (Continued) August 31, 2021 (Unaudited)

Comparison of the change in value of a $10,000 investment in the
Orinda Income Opportunities Fund – Class A and
the Bloomberg U.S. Aggregate Bond Index (formerly known as Bloomberg Barclays U.S. Aggregate Bond Index)

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund on June 28, 2013, the Fund’s inception date. Returns reflect the reinvestment of dividends and capital gain distributions. Fee waivers are in effect. In the absence of fee waivers, returns would be reduced. The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares. This chart does not imply any future performance.

Average Annual Total Returns for the Periods ended August 31, 2021
	One Year	Three Years	Five Years	Since Inception(1)
Class A Shares (No Load)	28.78%	1.22%	2.16%	3.04%
Class A Shares (Load)	22.33%	-0.49%	1.13%	2.39%
Bloomberg U.S. Aggregate Bond Index	-0.08%	5.43%	3.11%	3.46%

(1)	Inception date of Class A Shares of the Fund was June 28, 2013.

Until December 31, 2021, the Adviser has agreed to waive its fees to the extent necessary to maintain annualized expense ratios for the Class A Shares of average daily net assets of 1.65% (excluding certain items discussed below). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause the Fund’s net annualized expense ratio to exceed the applicable expense limitation: acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest and taxes. There can be no assurance that the Adviser will continue such waiver for the Fund after December 31, 2021. The Fund’s expense ratio for the Class A Shares, as stated in the current prospectus, is 2.05%.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data shown for Class A Shares (Load) reflects the Class A maximum sales charge of 5.00%. Performance data current to the most recent month end may be obtained by calling 1-855-467-4632.

The Bloomberg U.S. Aggregate Bond Index is an unmanaged, market capitalization-weighted index, comprised predominately of U.S. traded investment grade bonds with maturities of one year or more. The index includes Treasury securities, Government agency bonds, mortgage-backed bonds, and corporate bonds. The index is representative of intermediate duration US investment grade debt securities. It is not possible to invest directly in an index..

6

Orinda Income Opportunities Fund Performance Data (CONCLUDED) August 31, 2021 (Unaudited)

Comparison of the change in value of a $10,000 investment in the
Orinda Income Opportunities Fund – Class D and
the Bloomberg U.S. Aggregate Bond Index (formerly known as Bloomberg Barclays U.S. Aggregate Bond Index)

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund on September 27, 2013, the Fund’s inception date. Returns reflect the reinvestment of dividends and capital gain distributions. Fee waivers are in effect. In the absence of fee waivers, returns would be reduced. The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares. This chart does not imply any future performance.

Average Annual Total Returns for the Periods ended August 31, 2021
	One Year	Three Years	Five Years	Since Inception(1)
Class D Shares (No Load)	27.80%	0.49%	1.45%	2.42%
Bloomberg U.S. Aggregate Bond Index	-0.08%	5.43%	3.11%	3.49%

(1)	Inception date of Class D Shares of the Fund was September 27, 2013.

Until December 31, 2021, the Adviser has agreed to waive its fees to the extent necessary to maintain annualized expense ratios for the Class D Shares of average daily net assets of 2.40% (excluding certain items discussed below). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause the Fund’s net annualized expense ratio to exceed the applicable expense limitation: acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest and taxes. There can be no assurance that the Adviser will continue such waiver for the Fund after December 31, 2021. The Fund’s expense ratio for the Class D Shares, as stated in the current prospectus, is 2.80%.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-855-467-4632.

The Bloomberg U.S. Aggregate Bond Index is an unmanaged, market capitalization-weighted index, comprised predominately of U.S. traded investment grade bonds with maturities of one year or more. The index includes Treasury securities, Government agency bonds, mortgage-backed bonds, and corporate bonds. The index is representative of intermediate duration US investment grade debt securities. It is not possible to invest directly in an index.

7

Orinda Income Opportunities Fund Fund Expense Examples August 31, 2021 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, (if any); and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2021 to August 31, 2021.

ACTUAL EXPENSES

The first section in the accompanying table provides information about actual account values and actual expenses. You may use the information in this section together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees. Therefore, the second section of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value March 1, 2021	Ending Account VALUE August 31, 2021	Expenses Paid During Period*	ANNUALIZED EXPENSE RATIO	ACTUAL SIX-MONTH TOTAL INVESTMENT RETURN FOR THE FUND
Actual
Class I Shares	$1,000.00	$1,133.20	$7.58	1.41%	13.32%
Class A Shares	1,000.00	1,131.40	8.92	1.66	13.14
Class D Shares	1,000.00	1,114.10	10.70	2.40	12.62

Hypothetical (5% return before expenses)
Class I Shares	$1,000.00	$1,018.10	$7.17	1.41%	N/A
Class A Shares	1,000.00	1,016.84	8.44	1.66	N/A
Class D Shares	1,000.00	1,013.11	12.18	2.40	N/A

*

Expenses are equal to the Fund’s Class I Shares, Class A Shares and Class D Shares annualized six-month expense ratios for the period March 1, 2021 to August 31, 2021, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, then divided by 365 to reflect the one half year period. The Fund’s ending account values in the first section in the table is based on the actual six-month total investment return for the Fund’s respective share classes.

8

Orinda Income Opportunities Fund Allocation of Portfolio Assets August 31, 2021 (Unaudited)

Percentages represent market value as a percentage of net assets. Portfolio holdings are subject to change at any time.

9

Orinda Income Opportunities Fund Schedule of Investments August 31, 2021

REITS - 98.6%	number of Shares	Value
Financials - 29.8%
AGNC Investment Corp.	125,000	$2,038,750
AGNC Investment Corp. - Series E, 6.50% (3 Month LIBOR USD + 4.99%) (a)	46,015	1,187,187
AGNC Investment Corp. - Series F, 6.13% (3 Month LIBOR USD + 4.70%) (a)	31,100	795,227
AGNC Investment Corp. - Series C, 7.00% (3 Month LIBOR USD + 5.11%) (a)(b)	157,542	4,113,422
AGNC Investment Corp. - Series D, 6.88% (3 Month LIBOR USD + 4.33%) (a)(b)	60,000	1,571,400
Annaly Capital Management, Inc.	49,800	432,762
Annaly Capital Management, Inc. - Series F, 6.95% (3 Month LIBOR USD + 4.99%) (a)(b)	95,097	2,438,287
Annaly Capital Management, Inc. - Series G, 6.50% (3 Month LIBOR USD + 4.17%) (a)	39,250	1,011,472
Annaly Capital Management, Inc. - Series I, 6.75% (3 Month LIBOR USD + 4.99%) (a)(b)	98,581	2,577,893
Apollo Commercial Real Estate Finance, Inc.	74,152	1,153,064
Arbor Realty Trust, Inc.	7,386	135,016
Arbor Realty Trust, Inc. - Series E, 6.25%	90,000	2,268,900
Arbor Realty Trust, Inc. - Series D, 6.38% (b)	89,043	2,273,268
Blackstone Mortgage Trust, Inc.	73,628	2,415,735
Chimera Investment Corp. - Series A, 8.00% (b)	74,755	1,921,203
Chimera Investment Corp. - Series B, 8.00% (3 Month LIBOR USD + 5.79%) (a)(b)	41,312	1,088,158
Chimera Investment Corp. - Series C, 7.75% (3 Month LIBOR USD + 4.74%) (a)	74,632	1,984,465
Chimera Investment Corp. - Series D, 8.00% (3 Month LIBOR USD + 5.38%) (a)(b)	79,733	2,110,533
Healthcare Realty Trust, Inc.	22,100	663,663
Invesco Mortgage Capital, Inc. - Series C, 7.50% (3 Month LIBOR USD + 5.29%) (a)	35,500	918,030
KKR Real Estate Finance Trust, Inc.	119,000	2,538,270
KKR Real Estate Finance Trust, Inc. - Series A, 6.50% (b)	102,500	2,776,725
New Residential Investment Corp. - Series A, 7.50% (3 Month LIBOR USD + 5.80%) (a)(b)	94,243	2,457,857
New Residential Investment Corp. - Series B, 7.13% (3 Month LIBOR USD + 5.64%) (a)(b)	108,751	2,794,901
New Residential Investment Corp. - Series C, 6.38% (3 Month LIBOR USD + 4.97%) (a)(b)	108,129	2,578,877
PennyMac Mortgage Investment Trust - Series C, 6.75%	67,000	1,644,850
PennyMac Mortgage Investment Trust - Series A, 8.13% (3 Month LIBOR USD + 5.83%) (a)(b)	60,110	1,582,095
PennyMac Mortgage Investment Trust - Series B, 8.00% (3 Month LIBOR USD + 5.99%) (a)(b)	92,248	2,498,998
Realty Income Corp.	23,202	1,675,648
Starwood Property Trust, Inc.	100,000	2,580,000
TPG RE Finance Trust, Inc. - Series C, 6.25% (b)	50,000	1,235,000
Two Harbors Investment Corp. - Series A, 8.13% (3 Month LIBOR USD + 5.66%) (a)(b)	37,764	1,014,341
Two Harbors Investment Corp. - Series C, 7.25% (3 Month LIBOR USD + 5.01%) (a)(b)	34,322	873,152
		59,349,149
Real Estate - 68.8%
Alpine Income Property Trust, Inc.	20,071	378,138
American Assets Trust, Inc.	36,904	1,469,517
American Finance Trust, Inc. - Series A, 7.50%	41,000	1,114,380
American Homes 4 Rent - Series G, 5.88% (b)	40,222	1,058,241
American Homes 4 Rent - Series H, 6.25%	19,659	547,700
Apple Hospitality REIT, Inc.	31,300	462,614
Armada Hoffler Properties, Inc.	112,819	1,515,159
Armada Hoffler Properties, Inc. - Series A, 6.75%	51,171	1,425,624
Bluerock Residential Growth REIT, Inc. - Series C, 7.63%	9,428	240,885
Bluerock Residential Growth REIT, Inc. - Series D, 7.13% (b)	52,627	1,344,620
Boston Properties, Inc.	6,000	677,940

The accompanying notes are an integral part of these financial statements.

10

Orinda Income Opportunities Fund Schedule Of Investments (Continued) August 31, 2021

REITS - 98.6% (CONTINUED)	number of Shares	Value
Real Estate - 68.8% (Continued)
Brandywine Realty Trust	182,950	$2,539,346
Centerspace - Series C, 6.63% (b)	49,046	1,313,207
Chatham Lodging Trust - Series A, 6.63% (b)	80,000	2,112,000
City Office REIT, Inc. (b)	52,527	838,856
City Office REIT, Inc. - Series A, 6.63% (b)	74,425	1,907,513
Columbia Property Trust, Inc.	132,058	2,208,010
Corporate Office Properties Trust	77,500	2,183,950
DiamondRock Hospitality Co., 8.25%	58,715	1,655,763
Digital Realty Trust, Inc. - Series K, 5.85% (b)	38,877	1,084,280
DigitalBridge Group, Inc. - Series J, 7.13%	100,216	2,572,545
DigitalBridge Group, Inc. - Series I, 7.15% (b)	94,400	2,430,800
DigitalBridge Group, Inc. - Series H, 7.13% (b)	116,520	2,979,416
Easterly Government Properties, Inc.	126,700	2,707,579
Federal Realty Investment Trust	16,370	1,993,375
Gaming and Leisure Properties, Inc.	1,000	49,300
Global Medical REIT, Inc.	42,476	654,980
Global Net Lease, Inc.	14,389	244,613
Global Net Lease, Inc. - Series A, 7.25% (b)	71,191	1,900,800
Hersha Hospitality Trust - Series C, 6.88%	27,688	696,353
Hersha Hospitality Trust - Series E, 6.50% (b)	159,755	3,787,791
Highwoods Properties, Inc.	118,752	5,425,779
Independence Realty Trust, Inc.	7,000	143,360
iStar, Inc. - Series D, 8.00% (b)	51,662	1,329,263
iStar, Inc. - Series I, 7.50%	35,793	915,943
Kimco Realty Corp.	94,136	2,051,223
Kite Realty Group Trust	28,900	585,514
Lexington Realty Trust	36,000	487,080
LTC Properties, Inc.	58,700	2,025,737
Macerich Co. (The)	149,100	2,546,628
Medical Properties Trust, Inc.	52,645	1,078,170
Monmouth Real Estate Investment Corp. - Series C, 6.13%	60,000	1,515,600
National Health Investors, Inc.	23,100	1,381,842
National Retail Properties, Inc.	57,500	2,737,575
National Storage Affiliates Trust - Series A, 6.00%	40,295	1,087,562
Omega Healthcare Investors, Inc.	112,200	3,762,066
Paramount Group, Inc.	34,000	301,240
Pebblebrook Hotel Trust - Series E, 6.38% (b)	97,392	2,462,070
Pebblebrook Hotel Trust - Series F, 6.30%	92,505	2,330,201
Pebblebrook Hotel Trust - Series G, 6.38% (b)	95,700	2,619,309
Pebblebrook Hotel Trust - Series H, 5.70%	100,000	2,549,000
Physicians Realty Trust	22,114	409,330
Piedmont Office Realty Trust, Inc.	205,360	3,659,515
Plymouth Industrial REIT, Inc.	35,739	842,011
Postal Realty Trust, Inc.	3,650	71,358
PS Business Parks, Inc. - Series Z, 4.88% (b)	37,900	1,061,579
QTS Realty Trust, Inc. - Series A, 7.13% (b)	75,230	1,894,291

The accompanying notes are an integral part of these financial statements.

11

Orinda Income Opportunities Fund Schedule Of Investments (Continued) August 31, 2021

REITS - 98.6% (CONTINUED)	number of Shares	Value
Real Estate - 68.8% (Continued)
QTS Realty Trust, Inc. - Series B, 6.50%	5,000	$863,850
Regency Centers Corp.	14,800	1,015,576
RLJ Lodging Trust - Series A, 1.95% (b)(c)	215,432	6,223,830
RPT Realty - Series D, 7.25%	9,056	535,662
Sabra Health Care REIT, Inc.	194,200	3,107,200
Seritage Growth Properties - Series A, 7.00%	32,452	825,903
Simon Property Group, Inc.	37,000	4,974,650
SITE Centers Corp.	54,000	869,940
SL Green Realty Corp.	6,000	420,480
SL Green Realty Corp. - Series I Cumulative Preferred, 6.50% (b)	60,156	1,600,751
Spirit Realty Capital, Inc.	25,200	1,304,604
STAG Industrial, Inc.	43,300	1,829,425
Summit Hotel Properties, Inc. - Series E, 6.25%	41,215	1,099,204
Summit Hotel Properties, Inc. - Series F, 5.88%	105,000	2,665,950
Sunstone Hotel Investors, Inc. - Series H, 6.13%	60,000	1,610,400
Sunstone Hotel Investors, Inc. - Series I, 5.70%	50,000	1,309,000
UMH Properties, Inc. - Series C, 6.75% (b)	94,739	2,490,688
UMH Properties, Inc. - Series D, 6.38% (b)	54,000	1,426,140
Urban Edge Properties	90,000	1,704,600
Vornado Realty Trust	208,000	8,711,040
Vornado Realty Trust - Series M, 5.25% (b)	27,515	729,973
WP Carey, Inc.	4,863	379,898
		137,067,305

TOTAL REITS
(Cost $175,653,199)		196,416,454

PREFERRED STOCKS - 4.9%
Financials - 1.4%
Capstead Mortgage Corp. - Series E, 7.50%	48,338	1,232,619
Invesco Mortgage Capital, Inc. - Series B, 7.75% (3 Month LIBOR USD + 5.180%) (a)(b)	38,008	971,865
MFA Financial, Inc. - Series B, 7.50%	21,897	559,030
		2,763,514
Industrials - 1.2%
Triton International Ltd., 6.88% (c)	35,606	954,953
Triton International Ltd., 7.38% (c)	51,600	1,397,844
		2,352,797
Real Estate - 2.3%
Hersha Hospitality Trust - Series D, 6.50% (b)	137,777	3,297,004
iStar, Inc. - Series G, 7.65%	22,245	567,247
Landmark Infrastructure Partners LP - Series B, 7.90%	14,282	359,478
Summit Hotel Properties, Inc. - Series D, 6.45%	19,791	494,775
		4,718,504
TOTAL PREFERRED STOCKS
(Cost $9,188,980)		9,834,815

The accompanying notes are an integral part of these financial statements.

12

Orinda Income Opportunities Fund Schedule Of Investments (Concluded) August 31, 2021

CONVERTIBLE PREFERRED STOCKS - 1.0%	number of Shares	Value
Real Estate - 1.0%
CorEnergy Infrastructure Trust, Inc. - Series A, 7.38%	80,173	$1,941,790

TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $1,974,694)		1,941,790

CLOSED-END MUTUAL FUNDS - 0.9%
Nuveen Preferred Income Opportunities Fund (b)	170,000	1,705,100

TOTAL CLOSED-END MUTUAL FUNDS
(Cost $1,383,440)		1,705,100

SHORT-TERM INVESTMENTS - 0.7%
First American Treasury Obligations Fund, 0.01% (d)	1,374,276	1,374,276

TOTAL SHORT-TERM INVESTMENTS		1,374,276
(Cost $1,374,276)

TOTAL INVESTMENTS
(Cost $189,574,589) - 106.1%		211,272,435
LIABILITIES IN EXCESS OF OTHER ASSETS - (6.1)%		(12,073,393)

TOTAL NET ASSETS - 100.0%		$199,199,042

Percentages are stated as a percent of net assets.

(a)	Variable Rate Security. The rate shown represents the rate at August 31, 2021.

(b)	All or a portion of the security has been segregated for open short positions.

(c)	U.S. traded security of a foreign issuer or corporation.

(d)	Seven-day yield as of August 31, 2021.

The accompanying notes are an integral part of these financial statements.

13

Orinda Income Opportunities Fund Schedule of Securities Sold Short August 31, 2021

EXCHANGE TRADED FUNDS - (5.5%)	number of Shares	Value
Finance and Insurance - (5.5%)
iShares U.S. Real Estate ETF	(100,000)	$(10,879,000)

TOTAL EXCHANGE TRADED FUNDS		(10,879,000)
(Proceeds $10,454,682)

REITS - (0.1%)
Real Estate - (0.1%)
Preferred Apartment Communities, Inc.	(20,000)	(249,600)

TOTAL REITS
(Proceeds $225,757)		(249,600)

TOTAL SECURITIES SOLD SHORT
(Proceeds $10,680,439) - (5.6%)		$(11,128,600)

The accompanying notes are an integral part of these financial statements.

14

Orinda Income Opportunities Fund Statement of Assets and Liabilities August 31, 2021

ASSETS
Investments in securities, at value (cost $188,200,313)	$209,898,159
Short-term investments, at value (cost $1,374,276)	1,374,276
Receivables for:
Deposit at brokers	10,157,114
Investments sold	1,745,885
Dividends and interest	478,276
Capital shares sold	163,078
Prepaid expenses and other assets	38,827
Total assets	223,855,615

LIABILITIES
Securities sold short, at fair value (proceeds $10,680,439)	11,128,600
Payables for:
Loans payable	12,108,762
Investments purchased	871,237
Capital shares redeemed	202,890
Advisory fees	168,998
Distribution and service fees	50,273
Other accrued expenses and liabilities	125,813
Total liabilities	24,656,573
Net assets	199,199,042

NET ASSETS CONSIST OF:
Par value	$10,453
Paid-in capital	226,401,169
Total distributable earnings/(loss)	(27,212,580)
Net assets	$199,199,042

CLASS I SHARES:
Net assets	$181,351,389
Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	9,504,053
Net asset value and redemption price per share	$19.08

CLASS A SHARES:
Net assets	$7,427,320
Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	390,447
Net asset value and redemption price per share	$19.02
Maximum offering price per share (net asset value divided by 95.00%)	$20.02

CLASS D SHARES:
Net assets	$10,420,333
Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	558,319
Net asset value and redemption price per share	$18.66

The accompanying notes are an integral part of these financial statements.

15

Orinda Income Opportunities Fund Statement of Operations FOR THE Year ENDED August 31, 2021

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $0)	$6,019,495
Interest income	33,612
Total investment income	6,053,107

EXPENSES
Advisory fees (Note 2)	$1,840,514
Transfer agent fees (Note 2)	240,105
Interest expense	140,904
Distribution fees - Class D Shares	101,550
Distribution fees - Class A Shares	24,039
Administration and accounting fees (Note 2)	96,282
Registration and filing fees	62,063
Printing and shareholder reporting fees	39,146
Legal fees	34,869
Director fees	31,523
Prime broker interest expense	28,788
Audit and tax service fees	25,147
Custodian fees (Note 2)	13,375
Officer fees	12,366
Dividend expense on securities sold-short	656
Other expenses	15,753
Total expenses before waivers and/or reimbursements	2,707,080
Less: waivers and/or reimbursements (Note 2)	53,072
Net expenses after waivers and/or reimbursements	2,760,152
Net investment income/(loss)	$3,292,955

NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS
Net realized gain/(loss) from:
Investments	$16,352,087
Purchased options	(536,836)
Securities sold short	(79,594)
Written options	154,912
Net change in unrealized appreciation/(depreciation) on:
Investments	$27,424,604
Securities sold short	(448,049)
Net realized and unrealized gain/(loss) from investments	42,867,124
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$46,160,079

The accompanying notes are an integral part of these financial statements.

16

Orinda Income Opportunities Fund Statements of Changes in Net Assets

	Year Ended August 31, 2021	Year ended August 31, 2020
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income/(loss)	$3,292,955	$8,341,437
Net realized gain/(loss) from investments	15,890,569	(33,873,147)
Net change in unrealized appreciation/(depreciation) on investments	26,976,555	(20,177,237)
Net increase/(decrease) in net assets resulting from operations	46,160,079	(45,708,947)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Total distributable earnings
Class I Shares	(5,711,462)	(9,433,203)
Class A Shares	(339,983)	(1,835,060)
Class D Shares	(283,885)	(568,713)
Return of Capital
Class I Shares	(4,767,912)	(3,284,419)
Class A Shares	(301,835)	(667,533)
Class D Shares	(304,923)	(226,072)
Net decrease in net assets from dividends and distributions to shareholders	(11,710,000)	(16,015,000)

CAPITAL SHARE TRANSACTIONS:
Class I Shares
Proceeds from shares sold	35,187,084	85,954,772
Reinvestment of distributions	8,175,027	10,799,683
Shares redeemed	(42,958,063)	(103,065,903)
Total from Class I Shares	404,048	(6,311,448)

Class A Shares
Proceeds from shares sold	1,897,639	10,878,704
Reinvestment of distributions	300,780	1,839,257
Shares redeemed	(10,880,258)	(52,988,539)
Total from Class A Shares	(8,681,839)	(40,270,578)

Class D Shares
Proceeds from shares sold	2,242,051	1,532,105
Reinvestment of distributions	400,255	510,064
Shares redeemed	(3,748,213)	(6,861,108)
Total from Class D Shares	(1,105,907)	(4,818,939)
Net increase/(decrease) in net assets from capital share transactions	(9,383,698)	(51,400,965)
Total increase/(decrease) in net assets	25,066,381	(113,124,912)

NET ASSETS:
Beginning of period	174,132,661	287,257,573
End of period	$199,199,042	$174,132,661

The accompanying notes are an integral part of these financial statements.

17

Orinda Income Opportunities Fund Statements Of Changes in Net Assets (Concluded)

	Year Ended August 31, 2021	Year ended August 31, 2020
SHARES TRANSACTIONS:
Class I Shares
Shares sold	2,015,894	5,538,481
Dividends and distributions reinvested	484,622	622,873
Shares redeemed	(2,503,338)	(6,107,999)
Net increase/(decrease)	(2,822)	53,355

Class A Shares
Shares sold	103,697	550,503
Dividends and distributions reinvested	18,254	90,986
Shares redeemed	(649,354)	(2,615,795)
Net increase/(decrease)	(527,403)	(1,974,306)

Class D Shares
Shares sold	135,875	106,132
Dividends and distributions reinvested	24,267	29,139
Shares redeemed	(223,231)	(347,578)
Net increase/(decrease)	(63,089)	(212,307)

Net increase/(decrease) in shares outstanding	(593,314)	(2,133,258)

The accompanying notes are an integral part of these financial statements.

18

Orinda Income Opportunities Fund Statement of Cash Flows

Year Ended August 31, 2021
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase/(decrease) in net assets resulting from operations	$46,160,079
Adjustments to reconcile net increase/(decrease) in net assets from operations to net cash used in operating activities:
Purchases of investments	(284,972,170)
Purchases to cover securities sold short	(15,202,162)
Proceeds from sales of long-term investments	303,431,066
Proceeds from securities sold short	25,795,921
Premiums received on written options	154,912
Purchases of short-term investments, net	(532,145)
Return of capital and capital gain distributions received from underlying investments	8,555,073
Proceeds from litigation income	218,894
Proceeds from merger	92,400
Net realized gain/(loss) on investments	(16,352,087)
Net realized gain/(loss) on purchased options	536,836
Net realized gain/(loss) on short transactions	79,594
Net realized gain/(loss) on written options	(154,912)
Change in unrealized appreciation/(depreciation) on investments	(27,424,604)
Change in unrealized appreciation/(depreciation) on short transactions	448,049
Increases/(decreases) in operating assets:
Increase/(decrease) in due to broker	(36,606)
Increase/(decrease) in dividends and interest receivable	182,760
Increase/(decrease) in deposits at broker for short sales	(10,157,114)
Increase/(decrease) in receivable for investments sold	(896,091)
Increase/(decrease) in prepaid expenses and other assets	9,333
Increases/(decreases) in operating liabilities:
Increase/(decrease) in payable for investments purchased	221,277
Increase/(decrease) in payable to advisor	13,901
Increase/(decrease) in payable for distribution and service fees	677
Increase/(decrease) in other accrued expenses	(70,087)
Net cash used in operating activities	30,102,794

The accompanying notes are an integral part of these financial statements.

19

Orinda Income Opportunities Fund Statement Of Cash Flows (concluded)

Year Ended August 31, 2021
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares sold	$39,278,339
Payment on shares redeemed	(57,803,579)
Cash distributions paid to shareholders	(2,833,938)
Increase/(decrease) in loan payable	(8,743,616)
Net cash provided by financing activities	(30,102,794)
Net change in cash	—

CASH:
Beginning balance	—
Ending balance	$—

SUPPLEMENTAL DISCLOSURES:
Cash paid for interest	$140,904
Non-cash financing activities - distributions reinvested	8,876,062
Non-cash financing activities - increase/(decrease) in receivable for Fund shares sold	48,435
Non-cash financing activities - increase/(decrease) in payable for Fund shares redeemed	(217,045)

The accompanying notes are an integral part of these financial statements.

20

Orinda Income Opportunities Fund Financial Highlights

For a capital share outstanding throughout the period

	CLASS I SHARES
	Year Ended August 31, 2021	Year Ended August 31, 2020	Year Ended August 31, 2019	Year Ended August 31, 2018	Six Months Ended August 31, 2017 (2),(3)		Year Ended February 28, 2017
Net asset value – Beginning of period	$15.78	$21.83	$22.50	$23.42	$23.66		$21.36
Income from Investment Operations:
Net investment income/(loss)(1)	0.32	0.67	0.95	0.86	0.63		1.10
Net realized and unrealized gain/(loss) on investments	4.10	(5.44)	(0.12)	(0.17)	(0.02)		2.90
Total from investment operations	4.42	(4.77)	0.83	0.69	0.61		4.00
Less Distributions:
Dividends from net investment income	(0.61)	(0.95)	(1.14)	(1.15)	(0.63)		(1.10)
Distributions from net realized gains	—	—	—	—	—		—
Return of capital	(0.51)	(0.33)	(0.36)	(0.46)	(0.22)		(0.60)
Total distributions	(1.12)	(1.28)	(1.50)	(1.61)	(0.85)		(1.70)
Net asset value – End of period	$19.08	$15.78	$21.83	$22.50	$23.42		$23.66
Total return/(loss)	29.12%	(22.22)%	4.17%	3.24%	2.62	%(4)	19.29%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$181,351	$150,062	$206,355	$193,184	$193,361		$180,360
Ratio of operating expenses to average net assets:
Before Recoupments/Reimbursements	1.40%	1.71%	1.79%	1.92%	1.82	%(5)	2.01%
After Recoupments/Reimbursements	1.43%	1.69%	1.79%	1.92%	1.82	%(5)	2.01%
Ratio of interest expense and dividends on short positions to average net assets	0.09%	0.35%	0.50%	0.63%	0.55	%(5)	0.68%
Ratio of net investment income/(loss) to average net assets:
Before Recoupments/Reimbursements	1.88%	3.65%	4.43%	3.83%	5.33	%(5)	4.68%
After Recoupments/Reimbursements	1.85%	3.67%	4.43%	3.83%	5.33	%(5)	4.68%
Portfolio turnover rate	149%	153%	131%	102%	46	%(4)	121%

(1)	Calculated based on average shares outstanding during the period.
(2)

Effective as of the close of business on April 28, 2017, the Fund acquired all the assets and liabilities of the Orinda Income Opportunities Fund, a series of Advisors Series Trust (the “Predecessor Fund”). The financial highlights for the periods prior to that date reflect the performance of the Predecessor Fund.

(3)	The Fund changed its fiscal year end to August 31.
(4)	Not annualized.
(5)	Annualized.

The accompanying notes are an integral part of these financial statements.

21

Orinda Income Opportunities Fund Financial Highlights (Continued)

For a capital share outstanding throughout the period

	CLASS A SHARES
	Year Ended August 31, 2021	Year Ended August 31, 2020	Year Ended August 31, 2019	Year Ended August 31, 2018	Six Months Ended August 31, 2017 (2),(3)		Year Ended February 28, 2017
Net asset value – Beginning of period	$15.74	$21.77	$22.46	$23.33	$23.58		$21.31
Income from Investment Operations:
Net investment income/(loss)(1)	0.30	0.68	0.85	0.77	0.59		1.03
Net realized and unrealized gain/(loss) on investments	4.06	(5.48)	(0.10)	(0.14)	(0.02)		2.88
Total from investment operations	4.36	(4.80)	0.75	0.63	0.57		3.91
Less Distributions:
Dividends from net investment income	(0.57)	(0.90)	(1.08)	(1.04)	(0.60)		(1.04)
Distributions from net realized gains	—	—	—	—	—		—
Return of capital	(0.51)	(0.33)	(0.36)	(0.46)	(0.22)		(0.60)
Total distributions	(1.08)	(1.23)	(1.44)	(1.50)	(0.82)		(1.64)
Net asset value – End of period	$19.02	$15.74	$21.77	$22.46	$23.33		$23.58
Total return/(loss)	28.78%	(22.43)%	3.82%	2.94%	2.49	%(4)	18.90%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$7,427	$14,444	$62,963	$45,783	$112,549		$101,270
Ratio of operating expenses to average net assets:
Before Recoupments/Reimbursements	1.65%	1.82%	2.04%	2.07%	2.12	%(5)	2.29%
After Recoupments/Reimbursements	1.69%	1.80%	2.04%	2.07%	2.12	%(5)	2.29%
Ratio of interest expense and dividends on short positions to average net assets	0.08%	0.25%	0.46%	0.51%	0.55	%(5)	0.66%
Ratio of net investment income/(loss) to average net assets:
Before Recoupments/Reimbursements	1.80%	3.34%	3.96%	3.37%	5.03	%(5)	4.34%
After Recoupments/Reimbursements	1.76%	3.36%	3.96%	3.37%	5.03	%(5)	4.34%
Portfolio turnover rate	149%	153%	131%	102%	46	%(4)	121%

(1)	Calculated based on average shares outstanding during the period.
(2)

Effective as of the close of business on April 28, 2017, the Fund acquired all the assets and liabilities of the Orinda Income Opportunities Fund, a series of Advisors Series Trust (the “Predecessor Fund”). The financial highlights for the periods prior to that date reflect the performance of the Predecessor Fund.

(3)	The Fund changed its fiscal year end to August 31.
(4)	Not annualized.
(5)	Annualized.

The accompanying notes are an integral part of these financial statements.

22

Orinda Income Opportunities Fund Financial Highlights (CONCLUDED)

For a capital share outstanding throughout the period

	CLASS D SHARES
	Year Ended August 31, 2021	Year Ended August 31, 2020	Year Ended August 31, 2019	Year Ended August 31, 2018	Six Months Ended August 31, 2017 (2),(3)		Year Ended February 28, 2017
Net asset value – Beginning of period	$15.49	$21.52	$22.23	$23.18	$23.49		$21.25
Income from Investment Operations:
Net investment income/(loss)(1)	0.15	0.49	0.73	0.63	0.51		0.87
Net realized and unrealized gain/(loss) on investments	4.00	(5.36)	(0.13)	(0.16)	(0.02)		2.88
Total from investment operations	4.15	(4.87)	0.60	0.47	0.49		3.75
Less Distributions:
Dividends from net investment income	(0.47)	(0.83)	(0.95)	(0.96)	(0.58)		(0.90)
Distributions from net realized gains	—	—	—	—	—		—
Return of capital	(0.51)	(0.33)	(0.36)	(0.46)	(0.22)		(0.61)
Total distributions	(0.98)	(1.16)	(1.31)	(1.42)	(0.80)		(1.51)
Net asset value – End of period	$18.66	$15.49	$21.52	$22.23	$23.18		$23.49
Total return/(loss)	27.80%	(22.99)%	3.12%	2.23%	2.13	%(4)	18.10%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$10,420	$9,626	$17,939	$20,497	$22,274		$23,963
Ratio of operating expenses to average net assets:
Before Recoupments/Reimbursements	2.40%	2.70%	2.80%	2.93%	2.79	%(5)	2.98%
After Recoupments/Reimbursements	2.43%	2.68%	2.80%	2.93%	2.79	%(5)	2.98%
Ratio of interest expense and dividends on short positions to average net assets	0.09%	0.34%	0.52%	0.64%	0.55	%(5)	0.67%
Ratio of net investment income/(loss) to average net assets:
Before Recoupments/Reimbursements	0.90%	2.65%	3.43%	2.90%	4.36	%(5)	3.76%
After Recoupments/Reimbursements	0.88%	2.67%	3.43%	2.90%	4.36	%(5)	3.76%
Portfolio turnover rate	149%	153%	131%	102%	46	%(4)	121%

(1)	Calculated based on average shares outstanding during the period.
(2)

Effective as of the close of business on April 28, 2017, the Fund acquired all the assets and liabilities of the Orinda Income Opportunities Fund, a series of Advisors Series Trust (the “Predecessor Fund”). The financial highlights for the periods prior to that date reflect the performance of the Predecessor Fund.

(3)	The Fund changed its fiscal year end to August 31.
(4)	Not annualized.
(5)	Annualized.

The accompanying notes are an integral part of these financial statements.

23

Orinda Income Opportunities Fund Notes to Financial Statements August 31, 2021

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The RBB Fund, Inc. (“RBB” or the “Company”) was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. RBB is a “series fund,” which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has thirty-nine separate investment portfolios, including the Orinda Income Opportunities Fund (the “Fund”), which became a series of RBB as of the close of business on April 28, 2017. The Fund is authorized to offer three classes of shares, Class I Shares, Class A Shares and Class D Shares. Class A Shares are sold subject to a front-end maximum sales charge of 5.00%. Front-end sales charges may be reduced or waived under certain circumstances. Class I Shares, Class A Shares and Class D Shares commenced investment operations on June 28, 2013, June 28, 2013 and September 27, 2013, respectively.

Prior to April 28, 2017, the Fund was a series (the “Predecessor Fund”) of Advisors Series Trust (the “Trust”), an open-end management investment company (or mutual fund) organized on October 3, 1996, as a statutory trust under the laws of the State of Delaware. The Predecessor Fund was reorganized into the Fund on April 28, 2017 (the “Reorganization”). As a result of the Reorganization, the performance and accounting history of the Predecessor Fund was assumed by the Fund. Performance and accounting information prior to April 28, 2017 included herein is that of the Predecessor Fund.

RBB has authorized capital of one hundred billion shares of common stock of which 88.223 billion shares are currently classified into one hundred and ninety-three classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio.

The Fund’s investment objective is to maximize current income with potential for modest growth of capital.

The Fund is an investment company and follows the accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services-Investment Companies.”

The end of the reporting period for the Fund is August 31, 2021, and the period covered by these Notes to Financial Statements is the fiscal period ended August 31, 2021 (the “current fiscal period”).

PORTFOLIO VALUATION — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter (“OTC”) market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings, and are deemed representative of market values at the close of the market. Foreign securities are valued based on prices from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use fair value pricing as disclosed in their prospectuses). Options for which the primary market is a national securities exchange are valued at the last sale price on the exchange on which they are traded, or, in the absence of any sale, will be valued at the mean of the last bid and ask prices prior to the market close. Options not traded on a national securities exchange are valued at the last quoted bid price for long option positions and the closing ask price for short option positions. If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Company’s Board of Directors (the “Board”). Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments. Such procedures use fundamental valuation methods, which may include, but are not limited to, an analysis of the effect of any restrictions on the resale of the security, industry analysis and trends, significant changes in the issuer’s financial position, and any other event which could have a significant impact on the value of the security. Determination of fair value involves subjective judgment as the actual market value of a particular security can be established only by negotiations between the parties in a sales transaction, and the difference between the recorded fair value and the value that would be received in a sale could be significant. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to

24

Orinda Income Opportunities Fund Notes To Financial Statements (Continued) August 31, 2021

the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

FAIR VALUE MEASUREMENTS — The inputs and valuation techniques used to measure the fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

● Level 1 —	Prices are determined using quoted prices in active markets for identical securities.

● Level 2 —	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

● Level 3 —	Prices are determined using significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of the end of the reporting period, in valuing the Fund’s investments carried at fair value:

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
REITs
Financials	$59,349,149	$59,349,149	$—	$—
Real Estate	137,067,305	137,067,305	—	—
Total REITs	196,416,454	196,416,454	—	—
Preferred Stocks
Financials	2,763,514	2,763,514	—	—
Industrials	2,352,797	2,352,797	—	—
Real Estate	4,718,504	4,718,504	—	—
Total Preferred Stocks	9,834,815	9,834,815	—	—
Convertible Preferred Stocks
Real Estate	1,941,790	1,941,790	—	—
Total Convertible Preferred Stocks	1,941,790	1,941,790	—	—
Closed-End Mutual Funds	1,705,100	1,705,100	—	—
Short-Term Investments	1,374,276	1,374,276	—	—
Total Investments in Securities	$211,272,435	$211,272,435	$—	$—
Total Assets	$211,272,435	$211,272,435	$—	$—
Liabilities
Securities Sold Short	$(11,128,600)	$(11,128,600)	$—	$—
Total Liabilities	$(11,128,600)	$(11,128,600)	$—	$—

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

25

Orinda Income Opportunities Fund Notes To Financial Statements (Continued) August 31, 2021

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) requires the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all Level 3 transfers are disclosed if the Fund had an amount of Level 3 transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

Foreign securities that utilize international fair pricing are categorized as Level 2 in the hierarchy.

During the current fiscal period, the Fund had no Level 3 transfers.

DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES — The Fund may use derivatives for different purposes, such as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The various derivative instruments that the Fund may use are options, futures, swaps, and forward foreign currency contracts, among others. The Fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks, such as liquidity risk, interest rate risk, market risk, credit risk, and management risk. A Fund investing in a derivative instrument could lose more than the principal amount invested.

The Fund has adopted the disclosure provisions of FASB Accounting Standard Codification 815, Derivatives and Hedging (“ASC 815”). ASC 815 requires enhanced disclosures about the Fund’s use of, and accounting for, derivative instruments and the effect of derivative instruments on the Fund’s results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the Fund may use derivatives in an attempt to achieve an economic hedge, the Fund’s derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

OPTIONS — The Fund may utilize options for hedging purposes as well as direct investment. Some options strategies, including buying puts, tend to hedge the Fund’s investments against price fluctuations. Other strategies, such as writing puts and calls and buying calls, tend to increase market exposure. Options contracts may be combined with each other in order to adjust the risk and return characteristics of each Fund’s overall strategy in a manner deemed appropriate to the Adviser and consistent with each Fund’s investment objective and policies. When a call or put option is written, an amount equal to the premium received is recorded as a liability. The liability is marked-to-market daily to reflect the current fair value of the written option. When a written option expires, a gain is realized in the amount of the premium originally received. If a closing purchase contract is entered into, a gain or loss is realized in the amount of the original premium less the cost of the closing transaction. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security which is purchased upon the exercise of the option.

With options, there is minimal counterparty credit risk to the Fund since the options are covered or secured, which means that the Fund will own the underlying security or, to the extent it does not hold such a portfolio, will maintain a segregated account with the Fund’s custodian consisting of high quality liquid debt obligations equal to the market value of the option, marked to market daily.

26

Orinda Income Opportunities Fund Notes To Financial Statements (Continued) August 31, 2021

Options purchased are recorded as investments and marked-to-market daily to reflect the current fair value of the option contract. If an option purchased expires, a loss is realized in the amount of the cost of the option contract. If a closing transaction is entered into, a gain or loss is realized to the extent that the proceeds from the sale are greater or less than the cost of the option. If a purchase put option is exercised, a gain or loss is realized from the sale of the underlying security by adjusting the proceeds from such sale by the amount of the premium originally paid. If a purchased call option is exercised, the cost of the security purchased upon exercise is increased by the premium originally paid.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS — The Fund is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund uses futures contracts and options on such futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker, either in cash or securities, an initial margin deposit in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. Upon entering into such contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. The use of futures contracts, and options on futures contracts, involves the risk of imperfect correlation in movements in the price of futures contracts and options thereon, interest rates and the underlying hedged assets.

LEVERAGE AND SHORT SALES — The Fund may use leverage in connection with its investment activities and may effect short sales of securities. Leverage can increase the investment returns of the Fund if the securities purchased increase in value in an amount exceeding the cost of the borrowing. However, if the securities decrease in value, the Fund will suffer a greater loss than would have resulted without the use of leverage. A short sale is the sale by the Fund of a security which it does not own in anticipation of purchasing the same security in the future at a lower price to close the short position. A short sale will be successful if the price of the shorted security decreases. However, if the underlying security goes up in price during the period in which the short position is outstanding, the Fund will realize a loss. The risk on a short sale is unlimited because the Fund must buy the shorted security at the higher price to complete the transaction. Therefore, short sales may be subject to greater risks than investments in long positions. With a long position, the maximum sustainable loss is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security. The Fund would also incur increased transaction costs associated with selling securities short. In addition, if the Fund sells securities short, it must maintain a segregated account with its custodian containing cash or high-grade securities equal to (i) the greater of the current market value of the securities sold short or the market value of such securities at the time they were sold short, less (ii) any collateral deposited with the Fund’s broker (not including the proceeds from the short sales). The Fund may be required to add to the segregated account as the market price of a shorted security increases. As a result of maintaining and adding to its segregated account, the Fund may maintain higher levels of cash or liquid assets (for example, U.S. Treasury bills, repurchase agreements, high quality commercial paper and long equity positions) for collateral needs thus reducing its overall managed assets available for trading purposes. The Fund is obligated to pay the counterparty any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense to the Fund.

MUTUAL FUND AND ETF TRADING RISK — The Fund may invest in other mutual funds that are either open-end or closed-end investment companies as well as ETFs. ETFs are investment companies that are bought and sold on a national securities exchange. Unlike mutual funds, ETFs do not necessarily trade at the net asset values of their underlying securities, which means an ETF could potentially trade above or below the value of the underlying portfolios. Additionally, because ETFs trade like stocks on exchanges, they are subject to trading and commission costs unlike mutual funds. Also, both mutual funds and ETFs have management fees that are part of their costs, and the Fund will indirectly bear its proportionate share of the costs.

REITS — The Fund has made certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits resulting in the excess portion being designated as a return of capital. The Fund intends to include the gross dividends from such REITs in its annual distributions to shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

27

Orinda Income Opportunities Fund Notes To Financial Statements (Continued) August 31, 2021

USE OF ESTIMATES — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and those differences could be significant.

INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES — The Fund records security transactions based on trade date for financial reporting purposes. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income (including amortization of premiums and accretion of discounts) is accrued when earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. The Fund’s investment income, expenses (other than class specific expenses) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Certain expenses are shared with PENN Capital Funds Trust (the “Trust”), a series trust of affiliated funds. Expenses incurred on behalf of a specific class, fund or fund family of the Company or Trust are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all funds (such as director or professional fees) are charged to all funds in proportion to their average net assets of RBB and the Trust, or in such other manner as the Board deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are accrued daily and taken into account for the purpose of determining the NAV of the Fund.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — The Fund distributes substantially all of its net investment income, if any, quarterly, and net realized capital gains, if any, annually. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

U.S. TAX STATUS — No provision is made for U.S. income taxes as it is the Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

FOREIGN CURRENCY TRANSLATION — Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars based on the applicable exchange rates at the date of the last business day of the financial statement period. Purchases and sales of securities, interest income, dividends, variation margin received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rates in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices of securities held. Such changes are included with the net realized gain or loss and change in unrealized appreciation or depreciation on investments in the Statement of Operations. Other foreign currency transactions resulting in realized and unrealized gain or loss are reported separately as net realized gain or loss and change in unrealized appreciation or depreciation on foreign currencies in the Statement of Operations.

MARKET RISK — The value of the Fund’s shares will fluctuate as a result of the movement of the overall stock market or the value of the individual securities held by the Fund, and you could lose money.

MASTER LIMITED PARTNERSHIP RISK — Investments in securities (units) of MLPs involve risks that differ from an investment in common stock. To the extent that an MLP’s interests are all in a particular industry, the MLP will be negatively impacted by economic events adversely impacting that industry. Additionally, holders of the units of MLPs have more limited control and limited rights to vote on matters affecting the partnership. There are also certain tax risks associated with an investment in units of MLPs.

FOREIGN AND EMERGING MARKET SECURITIES RISK — Foreign investments may carry risks associated with investing outside the United States, such as currency fluctuation, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments. Those risks are increased for investments in emerging markets.

28

Orinda Income Opportunities Fund Notes To Financial Statements (Continued) August 31, 2021

CURRENCY RISK — Changes in foreign currency exchange rates will affect the value of what the Fund owns and the Fund’s share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

SMALL AND MEDIUM COMPANIES RISK — Investing in securities of small and medium capitalization companies may involve greater volatility than investing in larger and more established companies because small and medium capitalization companies can be subject to more abrupt or erratic share price changes than larger, more established companies.

DERIVATIVES RISK — The Fund’s use of derivatives (which may include options, futures and swaps, among others) may reduce the Fund’s returns and/or increase volatility. Derivatives involve the risk of improper valuation, the risk of ambiguous documentation, and the risk that changes in the value of the derivative may not correlate perfectly with the underlying security. Derivatives are also subject to market risk, interest rate risk, credit risk, counterparty risk and liquidity risk. Derivatives may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment.

OPTIONS RISK — Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks. The Fund may not fully benefit from or may lose money on an option if changes in its value do not correspond as anticipated to changes in the value of the underlying securities.

INTEREST RATE RISK — Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. It is likely there will be less governmental action in the near future to maintain low interest rates. The negative impact on fixed income securities from the resulting rate increases for that and other reasons could be swift and significant.

FIXED INCOME SECURITIES RISK — Fixed income securities are subject to interest rate risk and credit risk. There is also the risk that an issuer may “call,” or repay, its high yielding bonds before their maturity dates. Fixed income securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. Limited trading opportunities for certain fixed income securities may make it more difficult to sell or buy a security at a favorable price or time.

REAL ESTATE AND REIT CONCENTRATION RISK — The Fund is vulnerable to the risks of the real estate industry, such as the risk that a decline in rental income may occur because of extended vacancies, the failure to collect rents, increased competition from other properties, or poor management. The value and performance of REITs depends on how well the underlying properties owned by the REIT are managed. In addition, the value of an individual REIT’s securities can decline if the REIT fails to continue qualifying for special tax treatment.

CONVERTIBLE BOND RISK — Convertible bonds are hybrid securities that have characteristics of both bonds and common stocks and are therefore subject to both debt security risks and equity risk. Convertible bonds are subject to equity risk especially when their conversion value is greater than the interest and principal value of the bond. The prices of equity securities may rise or fall because of economic or political changes and may decline over short or extended periods of time.

PREFERRED STOCK RISK — Preferred stocks may be more volatile than fixed income securities and are more correlated with the issuer’s underlying common stock than fixed income securities. Additionally, the dividend on a preferred stock may be changed or omitted by the issuer.

INITIAL PUBLIC OFFERING RISK — The Fund may purchase securities of companies that are offered pursuant to an IPO. The risk exists that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance.

29

Orinda Income Opportunities Fund Notes To Financial Statements (Continued) August 31, 2021

PORTFOLIO TURNOVER RISK — A high portfolio turnover rate (100% or more) increases the Fund’s transaction costs (including brokerage commissions and dealer costs), which would adversely impact the Fund’s performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if the Fund had lower portfolio turnover.

LIBOR DISCONTINUATION RISK — The terms of many financial instruments in which the Fund may invest or other transactions to which the Fund may be a party may be tied to the London Interbank Offered Rate, or “LIBOR.” LIBOR is the offered rate for short-term Eurodollar deposits between major international banks. LIBOR may be a significant factor in determining the Fund’s payment obligations under a derivative investment, the cost of financing to the Fund or an investment’s value or return to the Fund, and may be used in other ways that affect the Fund’s investment performance. In July 2017, the Financial Conduct Authority (“FCA”), the United Kingdom’s financial regulatory body, announced a desire to phase out the use of LIBOR by the end of 2021.

The FCA and ICE Benchmark Administrator have since announced that most LIBOR settings will no longer be published after December 31, 2021 and a majority of U.S. dollar LIBOR settings will cease publication after June 30, 2023. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing the Secured Overnight Financing Rate (“SOFR”) that is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new reference rates. Uncertainty related to the liquidity impact of the change in rates, and how to appropriately adjust these rates at the time of transition, poses risks for the Fund. The effect of any changes to, or discontinuation of, LIBOR on the Fund will depend on, among other things, (1) existing fallback or termination provisions in individual contracts and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new instruments and contracts. In addition, there are obstacles to converting certain longer-term securities and transactions to a new reference rate or rates and the effectiveness of one alternative reference rate versus multiple alternative reference rates in new or existing financial instruments and products has not been determined.

The transition away from LIBOR might lead to increased volatility and illiquidity in markets for instruments whose terms currently reference LIBOR, reduced values of LIBOR-related investments, reduced effectiveness of hedging strategies, increased costs for certain LIBOR-related instruments, increased difficulty in borrowing or refinancing, and prolonged adverse market conditions for the Fund. Furthermore, the risks associated with the expected discontinuation of LIBOR and related transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Although the Fund is working to minimize its exposure to risks associated with the expected discontinuation of LIBOR, all of the aforementioned risks may adversely affect the Fund’s performance or NAV.

CORONAVIRUS (COVID-19) PANDEMIC — The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. Although vaccines for COVID-19 are becoming more widely available, the ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers are not known. The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak and the pace of recovery which may vary from market to market, and such uncertainty may in turn adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

CASH AND CASH EQUIVALENTS — Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

REDEMPTION FEES — The Fund does not charge redemption fees to shareholders.

OTHER — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, the Fund expects the risk of material loss from such claims to be remote.

30

Orinda Income Opportunities Fund Notes To Financial Statements (Continued) August 31, 2021

2. INVESTMENT ADVISER AND OTHER SERVICES

Orinda Asset Management, LLC (the “Adviser” or “Orinda”) serves as the investment adviser to the Fund. The Adviser furnishes all investment advice, office space, and facilities, and provides most of the personnel needed by the Fund. The Fund compensates the Adviser for its services at an annual rate based on the Fund’s average daily net assets (the “Advisory Fee”), payable on a monthly basis in arrears, as shown in the following table.

The Adviser has contractually agreed to waive advisory fees and/or reimburse expenses to the extent that the total annual Fund operating expenses (excluding certain items discussed below) exceed the rate (“Expense Cap”) shown in the following table of the average daily net assets for each class of shares. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause total annual Fund operating expenses to exceed the Expense Cap as applicable: acquired fund fees and expenses, brokerage commissions, dividends on securities sold short, extraordinary expenses, interest and taxes. This contractual limitation is in effect until December 31, 2021 and may not be terminated without the approval of the Board. The Adviser may discontinue these arrangements at any time after December 31, 2021.

ADVISORY	EXPENSE CAPS
FEE	CLASS I	CLASS A	CLASS D
1.00%	1.40%	1.65%	2.40%

During the current fiscal period, investment advisory fees accrued, waived and/or reimbursed were as follows:

GROSS ADVISORY FEES	WAIVERS AND/OR REIMBURSEMENTS	NET ADVISORY FEES
$1,840,514	$53,072	$1,893,586

If at any time the Fund’s total annual Fund operating expenses (not including acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest and taxes) for a year are less than the relevant share class’s Expense Cap, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed the relevant share class’s Expense Cap that was in effect at the time of the waiver or reimbursement.

As of the end of the reporting period, the Fund had amounts available for recoupment as follows:

EXPIRATION
AUGUST 31, 2022	AUGUST 31, 2023	AUGUST 31, 2024
$—	$—	$—

U.S. Bancorp Fund Services, LLC (“Fund Services”), doing business as U.S. Bank Global Fund Services, serves as administrator for the Fund. For providing administrative and accounting services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Fund Services serves as the Fund’s transfer and dividend disbursing agent. For providing transfer agent services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

U.S. Bank, N.A. (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Quasar Distributors, LLC (the “Distributor”), a wholly-owned broker-dealer subsidiary of Foreside Financial Group, LLC, serves as the principal underwriter and distributor of the Funds’ shares pursuant to a Distribution Agreement with RBB.

For compensation amounts paid to Fund Services and the Custodian, please refer to the Statement of Operations.

31

Orinda Income Opportunities Fund Notes To Financial Statements (Continued) August 31, 2021

The Board has adopted Plans of Distribution for Class A Shares and Class D Shares (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plans, the Fund’s distributor is entitled to receive from the Fund a distribution fee with respect to Class A Shares and Class D Shares of the Fund, which is accrued daily and paid monthly, of up to 0.25% on an annualized basis of the average daily net assets of the Class A Shares and up to 1.00% on an annualized basis of the average daily net assets of the Class D Shares. The actual amount of such compensation under the Plans is agreed upon by the Board and by the Distributor. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment in Class A Shares and Class D Shares and may cost you more than paying other types of sales charges. Amounts paid to the Distributor under the Plans may be used by the Distributor to cover expenses that are related to (i) the sale of Class A Shares and Class D Shares, (ii) ongoing servicing and/or maintenance of the accounts of Class A and Class D shareholders, and (iii) sub-transfer agency services, sub-accounting services or administrative services related to the sale of Class A Shares and Class D Shares, all as set forth in the Plans.

3. DIRECTOR AND OFFICER COMPENSATION

The Directors of the Company receive an annual retainer and meeting fees for meetings attended. An employee of Vigilant Compliance, LLC serves as President and Chief Compliance Officer of the Company. Vigilant Compliance, LLC is compensated for the services provided to the Company. Employees of RBB serve as Treasurer, Secretary and Director of Marketing & Business Development of the Company. They are compensated for services provided. Certain employees of Fund Services serve as officers of the Company. They are not compensated by the Fund or the Company. An employee of Vigilant Compliance, LLC also serves as the Chief Compliance Officer of the Adviser. Neither the Fund nor the Company compensates this individual or Vigilant Compliance, LLC for services provided to Orinda. For Director and Officer compensation amounts, please refer to the Statement of Operations.

4. PURCHASES AND SALES OF INVESTMENT SECURITIES

During the current fiscal period, aggregate purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

PURCHASES	SALES
$284,435,333	$303,431,066

There were no purchases or sales of long-term U.S. Government securities during the current fiscal period.

5. LEVERAGE & LINE OF CREDIT

The Fund may purchase securities with borrowed money, including bank overdrafts (a form of leverage). The Fund may borrow amounts up to one-third of the value of its assets after giving effect to such borrowing. Leverage exaggerates the effect on the net asset value of any increase or decrease in the market value of the Fund’s portfolio securities. These borrowings will be subject to interest costs, which may or may not be recovered by appreciation of the securities purchased. In certain cases, interest costs may exceed the return received on the securities purchased.

The Fund may also utilize the line of credit for short term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The Fund maintains a separate line of credit with BNP Paribas (acting through its New York Branch). The Fund is charged interest of 1.20% above the one-month London Interbank Offered Rate (“LIBOR”) for borrowings under this agreement. The Fund can borrow up to a maximum of 50% of the market value of assets pledged as collateral. However, depending on the liquidity of the collateral, issuer concentration, debt ratings of fixed income investments, and the share price of equity holdings, the amount eligible to be borrowed can also be less than 50% of the market value of the assets pledged as collateral.

The Fund has pledged a portion of its investment securities as the collateral for their line of credit. As of the end of the reporting period, the value of the investment securities pledged as collateral was $57,201,076. The Fund had an outstanding average daily balance and a weighted average interest rate of approximately $11 million and 1.29%, respectively. The maximum amount outstanding for the Fund during the reporting period was $22,862,709.

32

Orinda Income Opportunities Fund Notes To Financial Statements (Continued) August 31, 2021

6. FEDERAL INCOME TAX INFORMATION

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

As of August 31, 2021, the federal tax cost and aggregate gross unrealized appreciation and depreciation of investments held by the Fund were as follows:

FEDERAL TAX COST	UNREALIZED APPRECIATION	UNREALIZED (DEPRECIATION)	NET UNREALIZED APPRECIATION/ (DEPRECIATION)
$180,098,194	$23,842,672	$(3,797,031)	$20,045,641

Distributions to shareholders, if any, from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

Permanent differences as of August 31, 2021 were reclassified among the following accounts:

Distributable earnings/ (Loss)	PAID-IN CAPITAL
$1,875,773	$(1,875,773)

As of August 31, 2021, the components of distributable earnings on a tax basis were as follows:

UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAINS	NET UNREALIZED APPRECIATION/ (DEPRECIATION)	ACCUMULATED LOSSES	TOTAL
$—	$—	$20,045,641	$(47,258,221)	$(27,212,580)

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term and foreign currency gains are reported as ordinary income for federal income tax purposes.

The tax character of dividends and distributions paid during the fiscal years ended August 31, 2021 and August 31, 2020 were as follows:

	ORDINARY INCOME	LONG-TERM CAPITAL GAINS	RETURN OF CAPITAL
2021	$6,335,330	$—	$5,374,670
2020	$11,836,976	$—	$4,178,024

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

33

Orinda Income Opportunities Fund Notes To Financial Statements (Concluded) August 31, 2021

The Fund is permitted to carryforward capital losses for an unlimited period. Capital losses that are carried forward will retain their character as either short-term or long-term capital losses. As of August 31, 2021, the Fund had $29,190,885 of short-term capital loss carryforwards and $18,067,336 of long-term capital loss carryforwards.

7. NEW ACCOUNTING PRONOUNCEMENTS AND REGULATORY UPDATES

In October 2020, the Securities and Exchange Commission (“SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and require funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. Funds will be required to comply with Rule 18f-4 by August 19, 2022. It is not currently clear what impact, if any, Rule 18f-4 will have on the availability, liquidity or performance of derivatives. Management is currently evaluating the potential impact of Rule 18f-4 on the Fund. When fully implemented, Rule 18f-4 may require changes in how the Fund uses derivatives, adversely affect the Fund’s performance and increase costs related to a Fund’s use of derivatives.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Fund will be required to comply with the rules by September 8, 2022. Management is currently assessing the potential impact of the new rules on the Fund’s financial statements.

8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no significant events requiring recognition or disclosure in the financial statements.

34

Orinda Income Opportunities Fund Report of Independent Registered Public Accounting Firm

To the Board of Directors of
The RBB Fund, Inc.
and the Shareholders of the Orinda Income Opportunities Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Orinda Income Opportunities Fund (the “Fund”), a series of The RBB Fund, Inc., including the schedule of investments, as of August 31, 2021, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the four years in the period then ended, for the six month period ended August 31, 2017, and for the year ended February 28, 2017, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2021, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, for the six month period ended August 31, 2017, and for the year ended February 28, 2017, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the Fund’s auditor since 2011.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
October 28, 2021

35

Orinda Income Opportunities Fund Shareholder Tax Information (Unaudited)

Certain tax information regarding the Fund is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended August 31, 2021. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2021. During the fiscal year ended August 31, 2021, the following dividends and distributions were paid by the Fund:

ORDINARY INCOME DIVIDENDS	LONG-TERM CAPITAL GAIN DIVIDENDS	Return of Capital DIVIDENDS
$6,335,330	$—	$5,374,670

Distributions from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the percentage of ordinary income dividends qualifying for the 15% dividend tax rate is 12.41%.

The percentage of ordinary income dividends qualifying for the corporate dividends received deduction is 8.07%.

The Fund designates 0.00% of the ordinary income distributions as qualified short-term gain pursuant to the American Job Creation Act of 2004.

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2021. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2022.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

36

Orinda Income Opportunities Fund Notice to Shareholders August 31, 2021 (Unaudited)

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-855-467-4632 or on the SEC’s website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30, 2021

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-855-467-4632. Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Company files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) as an exhibit to its report on Form N-PORT. The Company’s Form N-PORT is available on the SEC’s website at http://www.sec.gov.

Approval of Investment Advisory Agreement

As required by the 1940 Act, the Board, including all of the Directors who are not “interested persons” of the Company, as that term is defined in the 1940 Act (the “Independent Directors”), considered the renewal of the investment advisory agreement between Orinda and the Company (the “Investment Advisory Agreement”) on behalf of the Fund, at a meeting of the Board held on May 12-13, 2021 (the “Meeting”). At the Meeting, the Board, including all of the Independent Directors, approved the Investment Advisory Agreement for an additional one-year term. The Board’s decision to approve the Investment Advisory Agreement reflects the exercise of its business judgment to continue the existing arrangement. In approving the Investment Advisory Agreement, the Board considered information provided by Orinda with the assistance and advice of counsel to the Independent Directors and the Company.

In considering the renewal and approval of the Investment Advisory Agreement between the Company and Orinda with respect to the Fund, the Directors took into account all the materials provided prior to and during the Meeting and at other meetings throughout the past year, the presentations made during the Meeting, and the discussions held during the Meeting. Among other things, the Directors considered (i) the nature, extent, and quality of Orinda’s services provided to the Fund; (ii) descriptions of the experience and qualifications of Orinda’s personnel providing those services; (iii) Orinda’s investment philosophies and processes; (iv) Orinda’s assets under management and client descriptions; (v) Orinda’s soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vi) Orinda’s current advisory fee arrangement with the Company and other similarly managed clients; (vii) Orinda’s compliance procedures; (viii) Orinda’s financial information, insurance coverage and profitability analysis related to providing advisory services to the Fund; (ix) the extent to which economies of scale are relevant to the Orinda; (x) a report prepared by Broadridge/Lipper comparing the Fund’s management fees and total expense ratio to those of its Lipper Group and comparing the performance of the Fund to the performance of its Lipper Group; and (xi) a report comparing the performance of the Fund to the performance of its benchmark.

As part of their review, the Directors considered the nature, extent and quality of the services provided by Orinda. The Directors concluded that Orinda had substantial resources to provide services to the Fund and that Orinda’s services had been acceptable.

The Directors also considered the investment performance of the Fund and Orinda. The Directors noted that the Fund had outperformed the Fund’s primary benchmark for the year-to-date and one-year periods, and underperformed the Fund’s primary benchmark for the three-year, five-year and since-inception periods, each ended March 31, 2021. The Directors also considered the Fund’s 5th quintile ranking within its Lipper Performance Group for the one-year, two-year, three-year, four-year, and five-year periods ended December 31, 2020.

The Board also considered the advisory fee rate payable by the Fund under the Investment Advisory Agreement. In this regard, information on the fees paid by the Fund and the Fund’s total operating expense ratio (before and after fee waivers and expense reimbursements) was compared to similar information for mutual funds advised by other, unaffiliated investment advisory firms.

37

Orinda Income Opportunities Fund Notice to Shareholders (Concluded) August 31, 2021 (Unaudited)

The Directors noted that the actual advisor fee of the Fund ranked in the 4th quintile of the Fund’s Lipper Expense Group, and that the total expenses of the Fund ranked in the 5th quintile of its Lipper Expense Group. In addition, the Directors noted that Orinda has contractually agreed to waive management fees and reimburse expenses through at least December 31, 2021 to agreed upon levels.

After reviewing the information regarding the Fund’s costs, profitability and economies of scale, and after considering Orinda’s services, the Directors concluded that the investment advisory fees paid by the Fund were fair and reasonable and that the Investment Advisory Agreement should be approved and continued for an additional one-year period ending August 16, 2022.

38

Orinda Income Opportunities Fund Management (Unaudited)

Directors and Executive Officers

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their ages, business addresses and principal occupations during the past five years are set forth below. The statement of additional information (“SAI”) includes additional information about the Directors and is available without charge, upon request, by calling (855) 467-4632.

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
INDEPENDENT DIRECTORS
Julian A. Brodsky 615 East Michigan Street Milwaukee, WI 53202 Age: 88	Director	1988 to present	From 1969 to 2011, Director and Vice Chairman, Comcast Corporation (cable television and communications).	46	AMDOCS Limited (service provider to telecommunications companies).
J. Richard Carnall 615 East Michigan Street Milwaukee, WI 53202 Age: 82	Director	2002 to present	Since 1984, Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.); since 2004, Director of Cornerstone Bank.	46	None.
Gregory P. Chandler 615 East Michigan Street Milwaukee, WI 53202 Age: 54	Director	2012 to present	Since 2020, Chief Financial Officer, Herspiegel Consulting LLC (life sciences consulting services); 2020, Chief Financial Officer, Avocado Systems Inc. (cyber security software provider); 2009-2020, Chief Financial Officer, Emtec, Inc. (information technology consulting/services).	46

Emtec, Inc. (until December 2019); FS Investment Corporation (business development company) (until December 2018); FS Energy and Power Fund (business development company); Wilmington Funds (12 portfolios) (registered investment company).

39

Orinda Income Opportunities Fund Management (Unaudited) (Continued)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
Nicholas A. Giordano 615 East Michigan Street Milwaukee, WI 53202 Age: 78	Director	2006 to present	Since 1997, Consultant, financial services organizations.	46

IntriCon Corporation (biomedical device manufacturer); Kalmar Pooled Investment Trust (registered investment company) (until September 2017); Wilmington Funds (12 portfolios) (registered investment company); Independence Blue Cross (healthcare insurance) (until 2021).

Arnold M. Reichman 615 East Michigan Street Milwaukee, WI 53202 Age: 73	Chairman Director	2005 to present 1991 to present	Retired.	46	EIP Investment Trust (registered investment company).
Brian T. Shea 615 East Michigan Street Milwaukee, WI 53202 Age: 61	Director	2018 to present	From 2014-2017, Chief Executive Officer, BNY Mellon Investment Services (fund services, global custodian and securities clearing firm); from 1983-2014, Chief Executive Officer and various positions, Pershing LLC (broker dealer, clearing and custody firm).	46

WisdomTree Investments, Inc. (asset management company) (until March 2019); Fidelity National Information Services, Inc. (financial services technology company); Ameriprise Financial, Inc. (financial services company).

Robert A. Straniere 615 East Michigan Street Milwaukee, WI 53202 Age: 80	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; since 1980, Founding Partner, Straniere Law Group (law firm).	46	None.
INTERESTED DIRECTOR[2]
Robert Sablowsky 615 East Michigan Street Milwaukee, WI 53202 Age: 83	Vice Chairman Director	2016 to present 1991 to present	Since 2002, Senior Director – Investments and, prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	46	None.

40

Orinda Income Opportunities Fund Management (Unaudited) (Continued)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
OFFICERS
Salvatore Faia, JD, CPA, CFE Vigilant Compliance, LLC Gateway Corporate Center, Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 58	President Chief Compliance Officer	2009 to present 2004 to present

Since 2004, President, Vigilant Compliance, LLC (investment management services company); since 2005, Independent Trustee of EIP Investment Trust (registered investment company); since 2021, President and Chief Compliance Officer of Penn Capital Funds Trust.

				N/A	N/A
James G. Shaw 615 East Michigan Street Milwaukee, WI 53202 Age: 60	Treasurer and Secretary	2016 to present

Treasurer and Secretary of The RBB Fund, Inc. (since 2016) and Penn Capital Funds Trust (since 2021); from 2005 to 2016, Assistant Treasurer of The RBB Fund, Inc.; from 1995 to 2016, Senior Director and Vice President of BNY Mellon Investment Servicing (US) Inc. (financial services company).

				N/A	N/A
Craig A. Urciuoli 615 East Michigan Street Milwaukee, WI 53202 Age: 46	Director of Marketing & Business Development	2019 to present	Director of Marketing & Business Development of The RBB Fund, Inc. (since 2019) and Penn Capital Funds Trust (since 2021); from 2000-2019, Managing Director, Third Avenue Management LLC.	N/A	N/A
Jennifer Witt 615 East Michigan Street Milwaukee, WI 53202 Age: 38	Assistant Treasurer	2018 to present

Since 2020, Vice President, U.S. Bank Global Fund Services (fund administrative services firm); from 2016 to 2020, Assistant Vice President, U.S. Bank Global Fund Services; from 2007 to 2016, Supervisor, Nuveen Investments (registered investment company).

				N/A	N/A

41

Orinda Income Opportunities Fund Management (Unaudited) (Concluded)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
Edward Paz 615 East Michigan Street Milwaukee, WI 53202 Age: 50	Assistant Secretary	2016 to present	Since 2007, Vice President and Counsel, U.S. Bancorp Fund Services, LLC (fund administrative services firm).	N/A	N/A
Michael P. Malloy One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 62	Assistant Secretary	1999 to present	Since 1993, Partner, Faegre Drinker Biddle & Reath LLP (law firm).	N/A	N/A
Jillian L. Bosmann One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 42	Assistant Secretary	2017 to present	Since 2017, Partner, Faegre Drinker Biddle & Reath LLP (law firm).	N/A	N/A

*	Each Director oversees 46 portfolios of the fund complex, consisting of the series in the Company and Penn Capital Funds Trust (7 portfolios).

1.

Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his or her successor is elected and qualified or his or her death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved waivers of the policy with respect to Messrs. Brodsky, Carnall, Giordano, Sablowsky and Straniere. Each officer holds office at the pleasure of the Board until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

2.

Mr. Sablowsky is considered an “interested person” of the Company as that term is defined in the 1940 Act and is referred to as an “Interested Director.” Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as an employee of Oppenheimer & Co., Inc., a registered broker-dealer.

Director Experience, Qualifications, Attributes and/or Skills

The information above includes each Director’s principal occupations during the last five years. Each Director possesses extensive additional experience, skills and attributes relevant to his qualifications to serve as a Director. The cumulative background of each Director led to the conclusion that each Director should serve as a Director of the Company. Mr. Giordano has years of experience as a consultant to financial services organizations and also serves on the boards of other registered investment companies. Mr. Reichman brings decades of investment management experience to the Board, in addition to senior executive-level management experience. Mr. Straniere has been a practicing attorney for over 30 years and has served on the boards of an asset management company and another registered investment company. Mr. Brodsky has over 40 years of senior executive level management experience in the cable television and communications industry. Mr. Sablowsky has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the financial services industry. Mr. Carnall has decades of senior executive-level management experience in the banking and financial services industry and also serves on the boards of various corporations and a bank. Mr. Chandler has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the investment technology consulting/services and investment banking/brokerage industries, and also serves on various boards. Mr. Shea has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the brokerage, clearing and investment services industry, including service on the boards of industry regulatory organizations and a university.

42

Orinda Income Opportunities Fund Privacy Notice (Unaudited)

FACTS	WHAT DOES THE ORINDA INCOME OPPORTUNITIES FUND DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number

● account balances

● account transactions

● transaction history

● wire transfer instructions

● checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Orinda Income Opportunities Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Orinda Income Opportunities Fund share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share.
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share.
For our affiliates to market to you	No	We don’t share.
For nonaffiliates to market to you	No	We don’t share.

Questions?	Call (855) 467-4632 or go to www.orindafunds.com

43

Orinda Income Opportunities Fund Privacy Notice (Concluded) (Unaudited)

What we do
How does the Orinda Income Opportunities Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does the Orinda Income Opportunities Fund collect my personal information?

We collect your personal information, for example, when you

● open an account

● provide account information

● give us your contact information

● make a wire transfer

● tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes – information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

● Our affiliates include Orinda Investment Partners, LLC (“OIP”) and Orinda Asset Management, LLC (“OAM”).

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

● The Orinda Income Opportunities Fund doesn’t share with nonaffiliates so they can market to you. The Fund may share information with nonaffiliates that perform marketing services on our behalf.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● The Orinda Income Opportunities Fund does not jointly market.

44

(This Page Intentionally Left Blank.)

Investment Adviser

Orinda Asset Management LLC

3658 Mt. Diablo Boulevard, Suite 220

Lafayette, CA 94549

Distributor

Quasar Distributors, LLC

111 E Kilbourn Ave, Suite 2200
Milwaukee, WI 53202

Administrator and Transfer Agent

U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201

Custodian

U.S. Bank National Association

Custody Operations

1555 North River Center Drive, Suite 302

Milwaukee, WI 53212

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

Two Liberty Place

50 S 16th St Suite 2900

Philadelphia, PA 19102-2529

Legal Counsel

Faegre Drinker Biddle & Reath LLP

One Logan Square, Suite 2000

Philadelphia, PA 19103-6996

OR-AR21

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.

SGI U.S. LARGE CAP EQUITY FUND

SGI U.S. SMALL CAP EQUITY FUND

SGI GLOBAL EQUITY FUND

SGI CONSERVATIVE FUND

SGI PRUDENT GROWTH FUND

SGI PEAK GROWTH FUND

SGI SMALL CAP GROWTH FUND

of

The RBB Fund, Inc.

ANNUAL REPORT

August 31, 2021

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Funds.

SUMMIT GLOBAL INVESTMENTS

Annual Investment Adviser’s Report
AUGUST 31, 2021 (UNAUDITED)

SGI U.S. Large Cap Equity Fund
Class I Shares: SILVX
Class A Shares: LVOLX
Class C Shares: SGICX

Dear Shareholder:

Established in 2010, Summit Global Investments, LLC (“SGI”) was founded to bring enhanced risk management to institutions, advisors and families. SGI’s strategies utilize a distinct quantitative process to analyze the market and select stocks SGI determines and believes provide the least number of adverse surprises. SGI further incorporates fundamental analysis, examining each potential holding for idiosyncratic downside risks and environmental, social, and governance (“ESG”) characteristics. The goal is to invest in outstanding companies with the least potential for downside risks.

To continue to manage risk effectively, SGI analyzes companies both fundamentally and quantitatively. But risk appears from various points that are difficult to account for with fundamental and quantitative analyses alone. For example, analyzing the spread of COVID-19 (coronavirus) seems allusive. And although much of the terror and panic which gripped the market and mindset of the world in March of 2020 has dissipated, the COVID-19 Delta variant is still a large driving force in the day-to-day lives of many investors. Stock market volatility seems to act in correlation with uncertainty: the more uncertainty, the higher the stock market’s volatility. With the possibility of various actions from the Federal Reserve, the continued spread of COVID-19 and current supply change issues, I suspect this relationship will continue.

SGI cannot foresee every bump or every cliff, let alone every turn, of the market, but we feel more confident than before that the market is not trading on fundamentals alone. The market doesn’t seem to really care who a company is, how well managed it is, or how much money (earnings) it has – although I suspect that there will be a time when these factors will be much more important than they are today.

Downside protection is not just about defensive sectors. SGI is cognizant of the fact that having a portfolio of utilities, real estate investment trusts (“REITS”), and consumer staples still wouldn’t mitigate massive macro risks, such as COVID-19, investment style, supply change issues, and political risks. Going to high cash levels in our portfolios makes little sense too, since we never know what tomorrow will bring.

I know everyone, especially clients, cares about returns and downside protection, and we feel SGI’s distinct quantitative and qualitative processes offer the design to provide such protection with benchmark-like returns.

Market volatility comes down to massive uncertainty, fear of the unknown, anxiety, changes to our daily norms, etc. Moreover, when markets have little information and less visibility into the future, volatility may intensify.

In addition to taking steps within the portfolios to limit the impact of such major macro risks, we will continue to seek out stocks we believe, individually and collectively, have the best possible risk/return characteristics.

COVID-19

Our plan continues to be to protect employees and continue business operations in all aspects of SGI. It augments existing preparedness and recovery planning and outlines technologies and strategies by which the impact of a virus upon the company and its employees may be mitigated.

We are ready to respond as necessary should the virus become more prevalent in the areas where we operate. Currently, every SGI employee, where possible, has configured work environments at home with the necessary technology and connectivity required to work remotely. For your information, all SGI employees returned full-time to the office in March of 2021.

SUMMIT GLOBAL INVESTMENTS

Annual Investment Adviser’s Report (CONTINUED)
AUGUST 31, 2021 (UNAUDITED)

The continual delivery of critical financial services is the focus and foundational basis of our strategic planning. We will continue to provide financial services to our customers at the highest service levels. Furthermore, we will continue to monitor relevant information and to make appropriate adjustments when necessary.

Everyone at SGI is 100% committed to doing everything we can to ensure your investments perform as designed. Again, if there is any doubt you have or any questions, please do not hesitate to reach out to me directly or to the team collectively.

Sincerely,

David Harden

Highlights

●

The SGI U.S. Large Cap Equity Fund - Class I Shares returned 20.31% on a gross basis[1] in the twelve months ended August 31, 2021. The fund underperformed its benchmark, the S&P 500 Index, which increased 31.17%, but outperformed the S&P 500 Low Volatility Index, which returned 19.36% during the same period.

●

The Information Technology sector was the largest average sector exposure during the year ended August 31, 2021, comprising 29.71% of the fund’s portfolio. Strong stock selection benefitted relative performance the most in this sector.

●	The worst contributing sectors were Communications Services and Financials. An underweight position in both sectors, combined with poor stock selection, detracted from relative performance.

●

From a factor exposure standpoint, an underweight position to the size factor and overweight position to the earnings variability factor both benefited relative performance. An underweight position to the volatility, value, dividend yield, and leverage factors, combined with being overweight the profitability factor, detracted from relative performance.

INVESTMENT OBJECTIVE

The fund seeks to outperform the S&P 500 Index over a market cycle while reducing overall volatility.

FUND COMMENTARY

How did the fund perform in the past twelve months?

The SGI U.S. Large Cap Equity Fund - Class I Shares returned 20.31% on a gross basis1 in the twelve-month period ended August 31, 2021. The fund lagged its benchmark, the S&P 500 Index, which gained 31.17%, but outperformed the S&P 500 Low Volatility Index, which returned 19.36% during the same period. Performance of other share classes will differ. Please see the prospectus for details.

1 Gross return equals net return plus 0.85% annual expense ratio for I class shares as shown in the prospectus.

SUMMIT GLOBAL INVESTMENTS

Annual Investment Adviser’s Report (CONTINUED)
AUGUST 31, 2021 (UNAUDITED)

What factors influenced the fund’s performance?

The Information Technology sector was the largest average sector exposure during the year, comprising 29.71% of the fund’s portfolio, and was the largest contributing sector to the fund’s total return. Strong stock selection benefitted relative performance the most in this sector. Intuit, Inc. returned 64.88%, F5 Networks, Inc. returned 53.84%, Microsoft Corp. returned 35.09%, Adobe Systems, Inc. returned 29.28%, and Fortinet, Inc. increased 138.73% during the year. These were the five largest contributors to return during the period.

The fund’s worst contributing sectors were Communication Services and Financials. An underweight position in both sectors, combined with poor stock selection, detracted from relative performance. The three worst contributing companies in the Communications Services sector were: Activision Blizzard, Inc., which declined 13.69%, Zynga Inc., which declined 13.32%, and Take-Two Interactive Software, Inc., which dropped 5.82% during the year. The three worst contributing companies in the Financials sector were: MarketAxess Holdings, Inc., which returned 2.70%, Interactive Brokers LLC, which declined 1.51%, and Everest Re Group, Ltd., which increased 5.71% during the year.

Underweight exposure to Industrials, Materials, and Energy sectors all hurt relative returns. In the Industrials sector, Mercury Systems, Inc., Delta Air Lines, Inc., and Verisk Analytics, Inc. were the three worst contributing companies for the year. In the Materials sector Ecolab, Inc. was the worst contributor, and in Energy, Exxon Mobil Corporation and Chevron Corporation were the worst contributors for the year.

In terms of factor exposures, an underweight position to the size factor and overweight position to the earnings variability factor both benefited relative performance. An underweight position to the volatility, value, dividend yield, and leverage factors all hurt relative performance. Being overweight the profitability factor also detracted from relative performance.

How is the fund positioned?

The Information Technology sector remains our largest allocation, accounting for 28.6% of the fund’s portfolio as of August 31, 2021, which is a slight overweight position to the fund’s benchmark index weighting of 27.9%. The fund is also positioned overweight to the Healthcare and Consumer Discretionary sectors by 1.7% and 3.0%, respectively. The fund’s most underweight sectors relative to its benchmark index are Communications Services by 3.9% and Energy by 2.2%. The fund is also positioned somewhat underweight to the Materials, Real Estate, and Industrials sectors.

Fund positioning from a factor standpoint shows the largest underexposure to size, leverage, dividend yield, and volatility factors and overweighted exposure to the growth and earnings variability factors.

What is portfolio management’s outlook?

Massive fiscal and monetary stimulus in response to the COVID-19 pandemic combined with effective vaccination programs accelerated economic growth in 2021. The S&P 500 Index increased by over 30% during the trailing twelve-months. Current stock market valuations are expensive relative to history and fundamentals. By some measures, the stock market may be in a bubble. The Federal Reserve has signaled potential tapering of bond purchases in late 2021 contingent on economic releases.

Inflation numbers have been stronger than expected, with the September 2021 Consumer Price Index +5.4% year-over-year. The 10-year treasury yield is 1.54%, implying a significantly negative real interest rate regime. Negative interest rates have forced many investors to seek higher returns in generally riskier assets, such as stocks, corporate bonds, and real estate. In fact, over the past year, housing prices have increased +20% year-over-year nationally.

We expect that overvalued speculative stocks will mean revert, but timing is difficult to predict. We also expect that underperforming factors, such as value and low volatility, will likely also mean revert and begin to outperform. Our outlook remains cautiously optimistic due to a relatively strong economy, but risk factors such as inflation and high valuations remain concerns.

SUMMIT GLOBAL INVESTMENTS

Annual Investment Adviser’s Report (CONTINUED)
AUGUST 31, 2021 (UNAUDITED)

Over longer time horizons, we believe that our managed risk approach towards investing can provide favorable relative returns. As always, we maintain a disciplined adherence to our rigorous quantitative and fundamental investment process.

The views expressed reflect the opinions of Summit Global Investments, LLC as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund holdings and sector allocations are subject to change and should not be considered recommendations to buy or sell any security. Please refer to the Portfolio of Investments in this report for a complete list of fund holdings.

The S&P 500® Index is a broad-based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. It is not possible to invest directly in an index.

The S&P 500 Low Volatility® Index is designed to measure the performance of the 100 least volatile stocks of the S&P 500 Index. It is not possible to invest directly in an index.

Mutual Fund investing involves risk. Principal loss is possible. Equity securities (stocks) are subject to market, economic, and business risks that will cause their price to rise or fall over time. The net asset value per share of the Fund will fluctuate as the value of the securities in the portfolio change and an investor may lose money. Although the Fund seeks lower volatility, there is no guarantee the Fund will perform as expected. Investing in other investment companies, including ETFs, may result in duplication of expenses, including advisory fees, in addition to the Fund’s own expenses and will be subject to the risks of the underlying investments. The stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger companies.

Must be preceded or accompanied by a prospectus.

The Funds are distributed by Quasar Distributors, LLC.

SUMMIT GLOBAL INVESTMENTS

Annual Investment Adviser’s Report (CONTINUED)
AUGUST 31, 2021 (UNAUDITED)

SGI U.S. Small Cap Equity Fund
Class I Shares: SCLVX
Class A Shares: LVSMX
Class C Shares: SMLVX

Dear Shareholder:

Established in 2010, Summit Global Investments, LLC (“SGI”) was founded to bring enhanced risk management to institutions, advisors and families. SGI’s strategies utilize a distinct quantitative process to analyze the market and select stocks SGI determines and believes provide the least number of adverse surprises. SGI further incorporates fundamental analysis, examining each potential holding for idiosyncratic downside risks and environmental, social, and governance (“ESG”) characteristics. The goal is to invest in outstanding companies with the least potential for downside risks.

To continue to manage risk effectively, SGI analyzes companies both fundamentally and quantitatively. But risk appears from various points that are difficult to account for with fundamental and quantitative analyses alone. For example, analyzing the spread of COVID-19 (coronavirus) seems allusive. And although much of the terror and panic which gripped the market and mindset of the world in March of 2020 has dissipated, the COVID-19 Delta variant is still a large driving force in the day-to-day lives of many investors. Stock market volatility seems to act in correlation with uncertainty: the more uncertainty, the higher the stock market’s volatility. With the possibility of various actions from the Federal Reserve, the continued spread of COVID-19 and current supply change issues, I suspect this relationship will continue.

SGI cannot foresee every bump or every cliff, let alone every turn, of the market, but we feel more confident than before that the market is not trading on fundamentals alone. The market doesn’t seem to really care who a company is, how well managed it is, or how much money (earnings) it has – although I suspect that there will be a time when these factors will be much more important than they are today.

Downside protection is not just about defensive sectors. SGI is cognizant of the fact that having a portfolio of utilities, real estate investment trusts (“REITS”), and consumer staples still wouldn’t mitigate massive macro risks, such as COVID-19, investment style, supply change issues, and political risks. Going to high cash levels in our portfolios makes little sense too, since we never know what tomorrow will bring.

I know everyone, especially clients, cares about returns and downside protection, and we feel SGI’s distinct quantitative and qualitative processes offer the design to provide such protection with benchmark-like returns.

Market volatility comes down to massive uncertainty, fear of the unknown, anxiety, changes to our daily norms, etc. Moreover, when markets have little information and less visibility into the future, volatility may intensify.

In addition to taking steps within the portfolios to limit the impact of such major macro risks, we will continue to seek out stocks we believe, individually and collectively, have the best possible risk/return characteristics.

COVID-19

Our plan continues to be to protect employees and continue business operations in all aspects of SGI. It augments existing preparedness and recovery planning and outlines technologies and strategies by which the impact of a virus upon the company and its employees may be mitigated.

We are ready to respond as necessary should the virus become more prevalent in the areas where we operate. Currently, every SGI employee, where possible, has configured work environments at home with the necessary technology and connectivity required to work remotely. For your information, all SGI employees returned full-time to the office in March of 2021.

SUMMIT GLOBAL INVESTMENTS

Annual Investment Adviser’s Report (CONTINUED)
AUGUST 31, 2021 (UNAUDITED)

The continual delivery of critical financial services is the focus and foundational basis of our strategic planning. We will continue to provide financial services to our customers at the highest service levels. Furthermore, we will continue to monitor relevant information and to make appropriate adjustments when necessary.

Everyone at SGI is 100% committed to doing everything we can to ensure your investments perform as designed. Again, if there is any doubt you have or any questions, please do not hesitate to reach out to me directly or to the team collectively.

Sincerely,

David Harden

Highlights

●

The SGI U.S. Small Cap Equity Fund – Class I Shares returned 20.45% on a gross basis[1] in the twelve-month period ended August 31, 2021. The fund lagged its benchmark, the Russell 2000 Index, which gained 47.08%, and the MSCI USA Small-Cap Minimum Volatility Index, which gained 28.02% during the same period.

●	The largest factor that hurt relative performance was weak stock selection in the Industrials, Consumer Discretionary, and Financials sectors.

●	The fund’s overweight in the Consumer Staples and Utilities sectors, average cash balances, and an underweight to the Energy sector cumulatively cost the fund 3.74% of underperformance.

●

From a factor exposure standpoint, underweighting the volatility, trading activity, leverage, and earnings variability factors, and overweighting the profitability factor all significantly hurt relative performance.

INVESTMENT OBJECTIVE

The fund seeks to outperform the Russell 2000 Index over a market cycle while reducing overall volatility.

FUND COMMENTARY

How did the fund perform in the past six months?

The SGI U.S. Small Cap Equity Fund – Class I Shares returned 20.45% on a gross basis1 in the twelve-month period ended August 31, 2021. The fund lagged its benchmark, the Russell 2000 Index, which gained 47.08%, and the MSCI USA Small Cap Minimum Volatility Index, which gained 28.02% during the same period. Performance of other share classes will differ. Please see the prospectus for details.

What factors influenced the fund’s performance?

The largest factor that hurt the fund’s relative performance was weak stock selection. Each of the Industrials, Consumer Discretionary, and Financials sectors underperformed by over 500 basis points during the year, costing the fund over 16% of relative performance. An overweight in the Consumer Staples and Utilities sectors, average cash balances, and an underweight to the Energy sector cumulatively cost the fund 3.74% of underperformance.

1 Gross return equals net return plus the annual 1.43% expense ratio for the class I shares shown in the prospectus.

SUMMIT GLOBAL INVESTMENTS

Annual Investment Adviser’s Report (CONTINUED)
AUGUST 31, 2021 (UNAUDITED)

Specific holdings detracted from relative performance. Amedisys, Inc. fell 24%, BJ’s Wholesale Club Holdings, Inc. dropped 14%, DMC Global Inc. declined 42%, Dun & Bradstreet Corporation lost 26%, and Grocery Outlet Holding Corp. fell 8%. These five holdings cost the fund the most relative returns. Repligen increased 82%, Life Storage increased 83%, Houlihan Lokey, Inc. returned 57%, Acushnet Holdings rose 49%, and Logitech International S.A. returned 23%. These five holdings were the largest contributors to relative performance.

From a factor exposure standpoint, underweighting the volatility, trading activity, leverage, and earnings variability factors, and overweighting the profitability factor, all significantly hurt relative performance. Slightly overweight exposure to the value factor and underweight exposure to the momentum factor both benefitted relative fund performance. The massive liquidity support for the economy and stock markets fueled a “risk-on” rally during the year, significantly benefitting low quality, highly volatile companies in the small cap universe.

How is the fund positioned?

The two largest overweight sectors are Consumer Staples and Utilities. Health Care remains the fund’s largest sector allocation at August 31, 2021, accounting for a nearly 18% weight, which is 2.6% underweight the fund’s benchmark index. The Information Technology and Consumer Discretionary sectors remain the fund’s largest underweights relative to the fund’s benchmark and were 3.8% and 2.6%, respectively, of the fund’s portfolio as of August 31, 2021. The fund maintained slight underweights in the Communications Services, Financials, and Real Estate sectors and a slight overweight in the Industrials, Materials, and Energy sectors as of August 31, 2021.

Fund positioning from a factor standpoint shows an overweight to the profitability, value, and growth factors. The fund is underexposed to volatility, momentum, trading activity, leverage, and earnings variability factors.

What is portfolio management’s outlook?

Massive fiscal and monetary stimulus in response to the COVID-19 pandemic combined with effective vaccination programs accelerated economic growth in 2021. The S&P 500 Index increased by over 30% during the trailing twelve-months. Current stock market valuations are expensive relative to history and fundamentals. By some measures, the stock market may be in a bubble. The Federal Reserve has signaled potential tapering of bond purchases in late 2021 contingent on economic releases.

Inflation numbers have been stronger than expected, with the September 2021 Consumer Price Index +5.4% year-over-year. The 10-year treasury yield is 1.54%, implying a significantly negative real interest rate regime. Negative interest rates have forced many investors to seek higher returns in generally riskier assets, such as stocks, corporate bonds, and real estate. In fact, over the past year, housing prices have increased +20% year-over-year nationally.

We expect that overvalued speculative stocks will mean revert, but timing is difficult to predict. We also expect that underperforming factors, such as value and low volatility, will likely also mean revert and begin to outperform. Our outlook remains cautiously optimistic due to a relatively strong economy, but risk factors such as inflation and high valuations remain concerns.

Over longer time horizons, we believe that our managed risk approach towards investing can provide favorable relative returns. As always, we maintain a disciplined adherence to our rigorous quantitative and fundamental investment process.

The views expressed reflect the opinions of Summit Global Investments, LLC as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund holdings and sector allocations are subject to change and should not be considered recommendations to buy or sell any security. Please refer to the Portfolio of Investments in this report for a complete list of fund holdings.

SUMMIT GLOBAL INVESTMENTS

Annual Investment Adviser’s Report (CONTINUED)
AUGUST 31, 2021 (UNAUDITED)

The Russell 2000® Index consists of the smallest 2,000 companies in a group of 3,000 U.S. companies in the Russell 3000® Index, as ranked by market capitalization. It is not possible to invest directly in an index.

Mutual Fund investing involves risk. Principal loss is possible. Equity securities (stocks) are subject to market, economic, and business risks that will cause their price to rise or fall over time. The net asset value per share of the Fund will fluctuate as the value of the securities in the portfolio change and an investor may lose money. Although the Fund seeks lower volatility, there is no guarantee the Fund will perform as expected. Small-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Investing in other investment companies, including ETFs, may result in duplication of expenses, including advisory fees, in addition to the Fund’s own expenses and will be subject to the risks of the underlying investments.

Must be preceded or accompanied by a prospectus.

The Funds are distributed by Quasar Distributors, LLC.

SUMMIT GLOBAL INVESTMENTS

Annual Investment Adviser’s Report (CONTINUED)
AUGUST 31, 2021 (UNAUDITED)

SGI Global Equity Fund
I Share: SGLIX

Dear Shareholder:

Established in 2010, Summit Global Investments, LLC (“SGI”) was founded to bring enhanced risk management to institutions, advisors and families. SGI’s strategies utilize a distinct quantitative process to analyze the market and select stocks SGI determines and believes provide the least number of adverse surprises. SGI further incorporates fundamental analysis, examining each potential holding for idiosyncratic downside risks and environmental, social, and governance (“ESG”) characteristics. The goal is to invest in outstanding companies with the least potential for downside risks.

To continue to manage risk effectively, SGI analyzes companies both fundamentally and quantitatively. But risk appears from various points that are difficult to account for with fundamental and quantitative analyses alone. For example, analyzing the spread of COVID-19 (coronavirus) seems allusive. And although much of the terror and panic which gripped the market and mindset of the world in March of 2020 has dissipated, the COVID-19 Delta variant is still a large driving force in the day-to-day lives of many investors. Stock market volatility seems to act in correlation with uncertainty: the more uncertainty, the higher the stock market’s volatility. With the possibility of various actions from the Federal Reserve, the continued spread of COVID-19 and current supply change issues, I suspect this relationship will continue.

SGI cannot foresee every bump or every cliff, let alone every turn, of the market, but we feel more confident than before that the market is not trading on fundamentals alone. The market doesn’t seem to really care who a company is, how well managed it is, or how much money (earnings) it has – although I suspect that there will be a time when these factors will be much more important than they are today.

Downside protection is not just about defensive sectors. SGI is cognizant of the fact that having a portfolio of utilities, real estate investment trusts (“REITS”), and consumer staples still wouldn’t mitigate massive macro risks, such as COVID-19, investment style, supply change issues, and political risks. Going to high cash levels in our portfolios makes little sense too, since we never know what tomorrow will bring.

I know everyone, especially clients, cares about returns and downside protection, and we feel SGI’s distinct quantitative and qualitative processes offer the design to provide such protection with benchmark-like returns.

Market volatility comes down to massive uncertainty, fear of the unknown, anxiety, changes to our daily norms, etc. Moreover, when markets have little information and less visibility into the future, volatility may intensify.

In addition to taking steps within the portfolios to limit the impact of such major macro risks, we will continue to seek out stocks we believe, individually and collectively, have the best possible risk/return characteristics.

COVID-19

Our plan continues to be to protect employees and continue business operations in all aspects of SGI. It augments existing preparedness and recovery planning and outlines technologies and strategies by which the impact of a virus upon the company and its employees may be mitigated.

We are ready to respond as necessary should the virus become more prevalent in the areas where we operate. Currently, every SGI employee, where possible, has configured work environments at home with the necessary technology and connectivity required to work remotely. For your information, all SGI employees returned full-time to the office in March of 2021.

The continual delivery of critical financial services is the focus and foundational basis of our strategic planning. We will continue to provide financial services to our customers at the highest service levels. Furthermore, we will continue to monitor relevant information and to make appropriate adjustments when necessary.

SUMMIT GLOBAL INVESTMENTS

Annual Investment Adviser’s Report (CONTINUED)
AUGUST 31, 2021 (UNAUDITED)

Everyone at SGI is 100% committed to doing everything we can to ensure your investments perform as designed. Again, if there is any doubt you have or any questions, please do not hesitate to reach out to me directly or to the team collectively.

Sincerely,

David Harden

Highlights

●

The SGI Global Equity Fund – Class I Shares returned 18.02% on a gross basis[1] in the twelve-month period ended August 31, 2021. The fund lagged its benchmark, the MSCI ACWI Index, which gained 28.64%, but outperformed the MSCI ACWI Minimum Volatility Index, which returned 16.65% during the same period.

●

The Information Technology sector was the largest average sector exposure during the year ended August 31, 2021, comprising 23.65% of the fund’s portfolio. Underweight positions in the Financials and Consumer Discretionary sectors, as well as poor stock selection, hurt relative fund performance.

●

The Utilities and Communications Services sectors were the strongest contributors to total return. Both sectors averaged an overweight to the benchmark weighting, which, combined with good stock selection, benefitted relative returns.

●

From a factor exposure standpoint, a slight overweight position to the value factor and a slight underweight position to the earnings variability factor benefited relative performance. An underweight position to the volatility and momentum factors, and an overweight position to the profitability factor, all hurt relative performance.

INVESTMENT OBJECTIVE

The fund seeks to outperform the MSCI ACWI Index over a market cycle while reducing overall volatility.

FUND COMMENTARY

How did the fund perform in the past twelve months?

The SGI Global Equity Fund – Class I Shares returned 18.02% on a gross basis1 in the twelve-month period ended August 31, 2021. The fund lagged its benchmark, the MSCI ACWI Index, which gained 28.64%, but outperformed the MSCI ACWI Minimum Volatility Index, which returned 16.65% during the same period. Performance of other share classes will differ. Please see the prospectus for details.

What factors influenced the fund’s performance?

The Information Technology sector was the largest average sector exposure during the year, comprising 23.65% of the fund’s portfolio. In terms of contribution to returns, underweighting in the Financials and Consumer Discretionary sectors, as well as poor stock selection, hurt relative performance. The worst contributors in the Financials sector for the year were: JPMorgan Chase & Co., which returned 6.30%, SLM Corporation, which declined -10.46%, and Bank of

1 Gross return equals net return plus 0.87% expense ratio shown in the prospectus.

SUMMIT GLOBAL INVESTMENTS

Annual Investment Adviser’s Report (CONTINUED)
AUGUST 31, 2021 (UNAUDITED)

America Corporation, which returned 8.36%. The worst contributors in the Consumer Discretionary sector for the year were: New Oriental Education & Technology Group Inc., which declined 24.65%, Starbucks Corporation, which returned 8.38%, and Target Corporation, which returned only 2.53%.

The Utilities and Communications Services sectors were the strongest contributors to total return. Both sectors averaged an overweight to the fund’s benchmark index weighting, which, combined with good stock selection, benefitted relative returns. Duke Energy Corporation rose 35.51% and Algonquin Power & Utilities Corp. returned 16.42% for the year, which contributed to relative returns in the Utilities sector. In the Communication Services sector, Alphabet Inc. returned 78.02% and SK Telecom Co., Ltd. returned 30.92% for the year, benefitting relative returns.

An underweight position in the Materials, Industrials, Energy, and Real Estate sectors all hurt the relative returns of the fund. From a portfolio standpoint, the strongest contributors to relative returns were: Amdocs, which increased 28.84%, Intuit, Inc., which returned 42.59%, Eli Lilly and Company, which returned 77.04%, Honda Motor Company, Ltd., which increased 30.86%, and Costco Wholesale Corporation, which returned 35.46% for the year. The worst contributing companies to fund performance were: Citrix Systems, Inc., which declined 24.66%, Agnico Eagle Mines Limited, which dropped 14.33%, SLM Corporation, which dropped 10.46%, Takeda Pharmaceutical Company Limited, which declined 6.72%, and Barrick Gold Corporation, which dropped 22.95% for the year.

In terms of factor exposures, a slight overweight position to the value factor and a slight underweight to the earnings variability factor benefited relative performance. An underweight position to the volatility and momentum factors and an overweight position to the profitability factor all hurt relative performance.

How is the fund positioned?

The Information Technology sector remains our largest allocation, accounting for 22.61% of the fund’s portfolio as of August 31, 2021, which is in line with the fund’s benchmark index weighting. The fund is also positioned overweight to the Communications Services and Utilities sectors by 3.7% and 1.7%, respectively. The fund’s largest underweight sectors are Industrials and Materials, which are underweight 5.4% and 3.7%, respectively. The fund is also slightly overweight the Consumer Staples and Health Care sectors.

Fund positioning from a factor standpoint shows significant underexposure to volatility, profitability, and momentum factors and an overweighted exposure to the value factor.

What is portfolio management’s outlook?

Massive fiscal and monetary stimulus in response to the COVID-19 pandemic combined with effective vaccination programs accelerated economic growth in 2021. The S&P 500 Index increased by over 30% during the trailing twelve-months. Current stock market valuations are expensive relative to history and fundamentals. By some measures, the stock market may be in a bubble. The Federal Reserve has signaled potential tapering of bond purchases in late 2021 contingent on economic releases.

Inflation numbers have been stronger than expected, with the September 2021 Consumer Price Index +5.4% year-over-year. The 10-year treasury yield is 1.54%, implying a significantly negative real interest rate regime. Negative interest rates have forced many investors to seek higher returns in generally riskier assets, such as stocks, corporate bonds, and real estate. In fact, over the past year, housing prices have increased +20% year-over-year nationally.

We expect that overvalued speculative stocks will mean revert, but timing is difficult to predict. We also expect that underperforming factors, such as value and low volatility, will likely also mean revert and begin to outperform. Our outlook remains cautiously optimistic due to a relatively strong economy, but risk factors such as inflation and high valuations remain concerns.

SUMMIT GLOBAL INVESTMENTS

Annual Investment Adviser’s Report (CONTINUED)
AUGUST 31, 2021 (UNAUDITED)

Over longer time horizons, we believe that our managed risk approach towards investing can provide favorable relative returns. As always, we maintain a disciplined adherence to our rigorous quantitative and fundamental investment process.

The views expressed reflect the opinions of Summit Global Investments, LLC as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund holdings and sector allocations are subject to change and should not be considered recommendations to buy or sell any security. Please refer to the Portfolio of Investments in this report for a complete list of fund holdings.

The MSCI ACWI Index captures large and mid cap representation across 23 Developed Markets (DM) and 26 Emerging Markets countries. With more than 3,000 constituents, the index covers approximately 85% of the global investable equity opportunity set. It is not possible to invest directly in an index.

The MSCI ACWI Minimum Volatility Index is designed to reflect the performance of the lowest volatility optimized version of the parent MSCI index. It is not possible to invest directly in an index.

Mutual Fund investing involves risk. Principal loss is possible. Equity securities (stocks) are subject to market, economic, and business risks that will cause their price to rise or fall over time. The net asset value per share of the Fund will fluctuate as the value of the securities in the portfolio change and an investor may lose money. Although the Fund seeks lower volatility, there is no guarantee the Fund will perform as expected. International investing is subject to special risks including, but not limited to, currency risk associated with securities denominated in other than the U.S. dollar, which may be affected by fluctuations in currency exchange rates, political, social or economic instability, and differences in taxation, auditing, and other financial practices. Investing in other investment companies, including ETFs, may result in duplication of expenses, including advisory fees, in addition to the Fund’s own expenses and will be subject to the risks of the underlying investments.

Must be preceded or accompanied by a prospectus.

The Funds are distributed by Quasar Distributors, LLC.

SUMMIT GLOBAL INVESTMENTS

Annual Investment Adviser’s Report (CONTINUED)
AUGUST 31, 2021 (UNAUDITED)

SGI Peak Growth Fund (SGPKX)
SGI Prudent Growth Fund (SGPGX)
SGI Conservative Fund (SGCIX)

Dear Shareholder:

Established in 2010, Summit Global Investments, LLC (“SGI”) was founded to bring enhanced risk management to institutions, advisors and families. SGI’s strategies utilize a distinct quantitative process to analyze the market and select stocks SGI determines and believes provide the least number of adverse surprises. SGI further incorporates fundamental analysis, examining each potential holding for idiosyncratic downside risks and environmental, social, and governance (“ESG”) characteristics. The goal is to invest in outstanding companies with the least potential for downside risks.

To continue to manage risk effectively, SGI analyzes companies both fundamentally and quantitatively. But risk appears from various points that are difficult to account for with fundamental and quantitative analyses alone. For example, analyzing the spread of COVID-19 (coronavirus) seems allusive. And although much of the terror and panic which gripped the market and mindset of the world in March of 2020 has dissipated, the COVID-19 Delta variant is still a large driving force in the day-to-day lives of many investors. Stock market volatility seems to act in correlation with uncertainty: the more uncertainty, the higher the stock market’s volatility. With the possibility of various actions from the Federal Reserve, the continued spread of COVID-19 and current supply change issues, I suspect this relationship will continue.

SGI cannot foresee every bump or every cliff, let alone every turn, of the market, but we feel more confident than before that the market is not trading on fundamentals alone. The market doesn’t seem to really care who a company is, how well managed it is, or how much money (earnings) it has – although I suspect that there will be a time when these factors will be much more important than they are today.

Downside protection is not just about defensive sectors. SGI is cognizant of the fact that having a portfolio of utilities, real estate investment trusts (“REITS”), and consumer staples still wouldn’t mitigate massive macro risks, such as COVID-19, investment style, supply change issues, and political risks. Going to high cash levels in our portfolios makes little sense too, since we never know what tomorrow will bring.

I know everyone, especially clients, cares about returns and downside protection, and we feel SGI’s distinct quantitative and qualitative processes offer the design to provide such protection with benchmark-like returns.

Market volatility comes down to massive uncertainty, fear of the unknown, anxiety, changes to our daily norms, etc. Moreover, when markets have little information and less visibility into the future, volatility may intensify.

In addition to taking steps within the portfolios to limit the impact of such major macro risks, we will continue to seek out stocks we believe, individually and collectively, have the best possible risk/return characteristics.

COVID-19

Our plan continues to be to protect employees and continue business operations in all aspects of SGI. It augments existing preparedness and recovery planning and outlines technologies and strategies by which the impact of a virus upon the company and its employees may be mitigated.

We are ready to respond as necessary should the virus become more prevalent in the areas where we operate. Currently, every SGI employee, where possible, has configured work environments at home with the necessary technology and connectivity required to work remotely. For your information, all SGI employees returned full-time to the office in March of 2021.

SUMMIT GLOBAL INVESTMENTS

Annual Investment Adviser’s Report (CONTINUED)
AUGUST 31, 2021 (UNAUDITED)

The continual delivery of critical financial services is the focus and foundational basis of our strategic planning. We will continue to provide financial services to our customers at the highest service levels. Furthermore, we will continue to monitor relevant information and to make appropriate adjustments when necessary.

Everyone at SGI is 100% committed to doing everything we can to ensure your investments perform as designed. Again, if there is any doubt you have or any questions, please do not hesitate to reach out to me directly or to the team collectively.

Sincerely,

David Harden

Highlights

●

The SGI Peak Growth Fund returned 17.33% on a gross basis[1] in the past twelve-month period ended August 31, 2021. The fund lagged its benchmark, the S&P 500 Index, which increased 31.17% during the same period.

●

The SGI Prudent Growth Fund returned 12.15% on a gross basis[2] in the past twelve-month period ended August 31, 2021. The fund underperformed its primary benchmark, the S&P 500 Index, which increased 31.17% during the same period. The fund lagged a composite benchmark, which is 60% the S&P 500 Index and 40% the Bloomberg US Aggregate Bond Index, which increased 17.92% during the same period.

●

The SGI Conservative Fund returned 4.75% on a gross basis[3] in the past twelve-month period ended August 31, 2021. The fund outperformed its primary benchmark, the Bloomberg US Aggregate Bond Index, which returned -0.08% during the same period. The fund lagged a composite benchmark, which is 25% the S&P 500 Index and 75% the Bloomberg US Aggregate Bond Index, which increased 7.16% during the same period.

INVESTMENT OBJECTIVE

The SGI Peak Growth Fund seeks capital appreciation. The SGI Prudent Growth Fund seeks long-term capital appreciation. The SGI Conservative Fund seeks conservative capital appreciation. There can be no guarantee that the Funds will achieve their respective investment objectives.

FUND COMMENTARY

The stock market was very strong during the twelve-month period ended August 31, 2021.

For the SGI Peak Growth Fund, the largest factor detracting from relative performance was the allocation to Class I Shares of both the SGI U.S. Large Cap Equity Fund (“SILVX”) and SGI Global Equity Fund (“SGLIX”). Totaling over 50% of the fund’s portfolio allocation during the year, these large cap stock underlying funds accounted for over 50% of the SGI Peak Growth Fund’s underperformance. Both of these underlying funds underperformed their respective benchmarks during the year. The SGI Peak Growth Fund’s small cap allocation averaged over 27% its assets during the year and was invested in Class I Shares of both the SGI U.S. Small Cap Equity Fund (“SCLVX”) and SGI Small Cap Growth Fund (“BOGIX”), which hurt relative performance. Combined, these four underlying funds accounted for approximately 80% of the SGI Peak Growth Fund’s total underperformance.

1 Gross return equals net return plus prorated 1.88% annual expense ratio as shown in the prospectus.

2 Gross return equals net return plus prorated 1.81% annual expense ratio as shown in the prospectus.

3 Gross return equals net return plus prorated 1.73% annual expense ratio as shown in the prospectus.

SUMMIT GLOBAL INVESTMENTS

Annual Investment Adviser’s Report (CONTINUED)
AUGUST 31, 2021 (UNAUDITED)

For the SGI Prudent Growth Fund, the largest factor detracting from relative performance was the allocation of over 27% of the fund’s assets during the year to the fixed income iShares Core US Aggregate ETF, which generated negative returns during the twelve-month period. The next largest detractor from the SGI Prudent Growth Fund’s relative performance during the year was the allocation of nearly 49% of its assets to SGLIX, SILVX, and SCLVX, which all underperformed.

For the SGI Conservative Fund, the largest factor detracting from relative performance was the significant 69% allocation of fund assets during the year to the fixed income iShares Core US Aggregate Bond ETF and iShares Core 1-5 Year Bond ETF. Both of these underlying funds generated negative total returns for the period. The largest contributor to the SGI Conservative Fund’s relative performance was the allocation Invesco QQQ Trust, which increased 29.58% during the period.

From a factor standpoint, equities investments exhibiting higher risk, higher volatility, lower profitability, and lower capitalization (size) all benefitted relative returns. The underperformance of lower volatility as a factor caused the underperformance of all SGI funds. Exposure to longer duration fixed income securities hurt relative performance the most.

MANAGEMENT’S OUTLOOK

Massive fiscal and monetary stimulus in response to the COVID-19 pandemic combined with effective vaccination programs accelerated economic growth in 2021. The S&P 500 Index increased by over 30% during the trailing twelve-months. Current stock market valuations are expensive relative to history and fundamentals. By some measures, the stock market may be in a bubble. The Federal Reserve has signaled potential tapering of bond purchases in late 2021 contingent on economic releases.

Inflation numbers have been stronger than expected, with the September 2021 Consumer Price Index +5.4% year-over-year. The 10-year treasury yield is 1.54%, implying a significantly negative real interest rate regime. Negative interest rates have forced many investors to seek higher returns in generally riskier assets, such as stocks, corporate bonds, and real estate. In fact, over the past year, housing prices have increased +20% year-over-year nationally.

We expect that overvalued speculative stocks will mean revert, but timing is difficult to predict. We also expect that underperforming factors, such as value and low volatility, will likely also mean revert and begin to outperform. Our outlook remains cautiously optimistic due to a relatively strong economy, but risk factors such as inflation and high valuations remain concerns.

Over longer time horizons, we believe that our managed risk approach towards investing can provide favorable relative returns. As always, we maintain a disciplined adherence to our rigorous quantitative and fundamental investment process.

The views expressed reflect the opinions of Summit Global Investments, LLC as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund holdings and sector allocations are subject to change and should not be considered recommendations to buy or sell any security. Please refer to the Portfolio of Investments in this report for a complete list of fund holdings.

The S&P 500® Index is a broad-based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. It is not possible to invest directly in an index.

The Bloomberg US Aggregate Bond Index is a broad-based, market capitalization-weighted bond market index representing intermediate term investment grade bonds traded in the United States.

It is not possible to invest directly in an index.

SUMMIT GLOBAL INVESTMENTS

Annual Investment Adviser’s Report (CONTINUED)
AUGUST 31, 2021 (UNAUDITED)

Mutual Fund investing involves risk. Principal loss is possible. Equity securities (stocks) are subject to market, economic, and business risks that will cause their price to rise or fall over time. The net asset value per share of each Fund will fluctuate as the value of the securities in the Fund’s portfolio change and an investor may lose money. There is no guarantee a Fund will perform as expected. Investing in other investment companies, including ETFs, may result in duplication of expenses, including advisory fees, in addition to a Fund’s own expenses and will be subject to the risks of the underlying investments. The stocks of small- and mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger companies. Investments in debt securities typically decrease in value when interest rates rise. The risk is usually greater for longer-term debt securities. Although the Funds seek lower volatility, there is no guarantee the Funds will perform as expected. The Funds may invest in foreign securities which involve political, economic and currency risks, greater volatility and differences in accounting methods. These risks are greater in emerging markets. To the extent the Funds invest in Underlying Funds that focus their investments in a particular industry or sector, the Fund’s shares may be more volatile and fluctuate more than shares of a fund investing in a broader range of securities.

Must be preceded or accompanied by a prospectus.

The Funds are distributed by Quasar Distributors, LLC.

SUMMIT GLOBAL INVESTMENTS

Annual Investment Adviser’s Report (CONTINUED)
AUGUST 31, 2021 (UNAUDITED)

SGI Small Cap Growth Fund (formerly, the Bogle Investment Management Small Cap Growth Fund)
Class I Shares: BOGIX

Dear Shareholder:

Established in 2010, Summit Global Investments, LLC (“SGI”) was founded to bring enhanced risk management to institutions, advisors and families. SGI’s strategies utilize a distinct quantitative process to analyze the market and select stocks SGI determines and believes provide the best upside return while the portfolio maintains equivalent market risk.

To continue to manage risk and return effectively, SGI analyzes companies both fundamentally and quantitatively. Risks appear from various points that are difficult to account for with fundamental and quantitative analyses alone. For example, analyzing the spread of COVID-19 (coronavirus) seems allusive. And although much of the terror and panic which gripped the market and mindset of the world in March of 2020 has dissipated, the COVID-19 Delta variant is still a large driving force in the day-to-day lives of many investors, especially smaller sized companies as found in the portfolio.

Stock market volatility seems to act in correlation with uncertainty: the more uncertainty, the higher the stock market’s volatility. With the possibility of various actions from the Federal Reserve, the continued spread of COVID-19 and current supply change issues, I suspect this relationship will continue.

SGI cannot foresee every bump or every cliff, let alone every turn, of the market, but we feel more confident than before that the market is not trading on fundamentals alone. The market doesn’t seem to really care who a company is, how well managed it is, or how much money (earnings) it has – although I suspect that there will be a time when these factors will be much more important than they are today.

I know everyone, especially clients, cares about returns and moderated downside protection and we feel SGI’s distinct quantitative and qualitative processes offer the design to provide such protection with the returns you have been accustomed to from the Fund.

Market volatility comes down to massive uncertainty, fear of the unknown, anxiety, changes to our daily norms, etc. Moreover, when markets have little information and less visibility into the future, volatility may intensify.

In addition to taking steps within the portfolios to limit the impact of such major macro risks, we will continue to seek out stocks we believe, individually and collectively, have the best possible risk/return characteristics.

COVID-19

Our plan continues to be to protect employees and continue business operations in all aspects of SGI. It augments existing preparedness and recovery planning and outlines technologies and strategies by which the impact of a virus upon the company and its employees may be mitigated.

We are ready to respond as necessary should the virus become more prevalent in the areas where we operate. Currently, every SGI employee, where possible, has configured work environments at home with the necessary technology and connectivity required to work remotely. For your information, all SGI employees returned full-time to the office in March of 2021.

The continual delivery of critical financial services is the focus and foundational basis of our strategic planning. We will continue to provide financial services to our customers at the highest service levels. Furthermore, we will continue to monitor relevant information and to make appropriate adjustments when necessary.

SUMMIT GLOBAL INVESTMENTS

Annual Investment Adviser’s Report (CONTINUED)
AUGUST 31, 2021 (UNAUDITED)

Everyone at SGI is 100% committed to doing everything we can to ensure your investments perform as designed. Again, if there is any doubt you have or any questions, please do not hesitate to reach out to me directly or to the team collectively.

Sincerely,

David Harden

Highlights

●

The SGI Small Cap Growth Fund – Class I Shares returned 45.86% on a gross basis[1] in the twelve-month period ended August 31, 2021. The fund slightly lagged its benchmark, the Russell 2000 Index, which gained 47.08% during the same period.

●	The largest factor that hurt relative performance was weak stock selection in the Industrials, Consumer Discretionary, and Financials sectors.

●	The fund’s overweight in the Consumer Staples and Utilities sectors, average cash balances, and an underweight to the Energy sector cumulatively cost the fund 3.74% of underperformance.

●

From a factor exposure standpoint, underweighting the volatility, trading activity, leverage, and earnings variability factors, and overweighting the profitability factor all significantly hurt relative performance.

INVESTMENT OBJECTIVE

The fund seeks to provide long-term capital appreciation.

FUND COMMENTARY

How did the fund perform in the past six months?

The SGI Small Cap Growth Fund – Class I Shares returned 45.86% on a gross basis1 in the twelve-month period ended August 31, 2021. The fund slightly lagged its benchmark, the Russell 2000 Index, which gained 47.08% during the same period. The remainder of this commentary covers the period from March 15, 2021 (the date on which SGI took over management of the fund from its predecessor investment manager) through August 31, 2021 (the “Period”).

What factors influenced the fund’s performance?

The largest factor that benefitted the fund’s relative performance during the Period was strong stock selection, specifically in the Health Care and Financials sectors. Stock selection in these two sectors accounted for 2.64% of the fund’s relative performance during the Period. An overweight in the Consumer Discretionary and Communications Services sectors also benefitted relative performance. An underweight to the Real Estate sector and a modest cash position hurt relative performance.

1 Gross return equals net return plus the annual 1.25% expense ratio for the class I shares shown in the prospectus.

SUMMIT GLOBAL INVESTMENTS

Annual Investment Adviser’s Report (CONTINUED)
AUGUST 31, 2021 (UNAUDITED)

Specific fund holdings benefitted relative performance. The Joint Corp returned 99%, Medifast, Inc. increased 25%, Schnitzer Steel Industries, Inc. rose 33%, CarGurus returned 27%, and Aptose Bioscience gained 66% during the Period. These five holdings benefitted the fund by providing 1.67% of relative returns. Other fund holdings detracted from relative performance. Everquote declined 48%, Nautilus, Inc. fell 30%, Scotts Miracle Gro lost 31%, PetIQ dropped 33%, and Chuy’s Holdings declined 21%. These five holdings were the largest detractors to relative performance, costing the fund 1.39% of relative returns.

From a factor exposure standpoint, underweighting the momentum, size, and leverage factors and overweighting the trading activity factor all hurt relative performance. Overweight exposure to the profitability and growth factors both benefitted relative fund performance. The massive liquidity support for the economy and stock markets fueled a “risk-on” rally during the year, significantly benefitting low quality, highly volatile companies in the small cap universe.

How is the fund positioned?

The largest overweight sectors are Consumer Staples, Health Care, Industrials, and Consumer Discretionary, cumulatively accounting for 63% of the fund’s portfolio exposure at August 31, 2021. The Real Estate, Financials, Information Technology, Materials, Utilities, and Energy sectors cumulatively accounted for 28% of the fund’s portfolio exposure, and 18% of the relative underweights, as of August 31, 2021. Health Care remains the fund’s largest sector allocation, accounting for a 24% portfolio allocation at August 31, 2021, which is a 3.66% overweight to the fund’s benchmark index.

Fund positioning from a factor standpoint shows an overweight to the profitability, value, growth, and earnings variability factors. The fund is underexposed to momentum, dividend yield, size, leverage, and volatility factors.

What is portfolio management’s outlook?

Massive fiscal and monetary stimulus in response to the COVID-19 pandemic combined with effective vaccination programs accelerated economic growth in 2021. The S&P 500 Index increased by over 30% during the trailing twelve-months. Current stock market valuations are expensive relative to history and fundamentals. By some measures, the stock market may be in a bubble. The Federal Reserve has signaled potential tapering of bond purchases in late 2021 contingent on economic releases.

Inflation numbers have been stronger than expected, with the September 2021 Consumer Price Index +5.4% year-over-year. The 10-year treasury yield is 1.54%, implying a significantly negative real interest rate regime. Negative interest rates have forced many investors to seek higher returns in generally riskier assets, such as stocks, corporate bonds, and real estate. In fact, over the past year, housing prices have increased +20% year-over-year nationally.

We expect that overvalued speculative stocks will mean revert, but timing is difficult to predict. We also expect that underperforming factors, such as value and low volatility, will likely also mean revert and begin to outperform. Our outlook remains cautiously optimistic due to a relatively strong economy, but risk factors such as inflation and high valuations remain concerns.

Over longer time horizons, we believe that our managed risk approach towards investing can provide favorable relative returns. As always, we maintain a disciplined adherence to our rigorous quantitative and fundamental investment process.

The views expressed reflect the opinions of Summit Global Investments, LLC as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund holdings and sector allocations are subject to change and should not be considered recommendations to buy or sell any security. Please refer to the Portfolio of Investments in this report for a complete list of fund holdings.

SUMMIT GLOBAL INVESTMENTS

Annual Investment Adviser’s Report (CONCLUDED)
AUGUST 31, 2021 (UNAUDITED)

The Russell 2000® Index consists of the smallest 2,000 companies in a group of 3,000 U.S. companies in the Russell 3000® Index, as ranked by market capitalization. It is not possible to invest directly in an index.

Mutual Fund investing involves risk. Principal loss is possible. Equity securities (stocks) are subject to market, economic, and business risks that will cause their price to rise or fall over time. The net asset value per share of the Fund will fluctuate as the value of the securities in the portfolio change and an investor may lose money. Although the Fund seeks lower volatility, there is no guarantee the Fund will perform as expected. Small-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Investing in other investment companies, including ETFs, may result in duplication of expenses, including advisory fees, in addition to the Fund’s own expenses and will be subject to the risks of the underlying investments.

Must be preceded or accompanied by a prospectus.

The Funds are distributed by Quasar Distributors, LLC.

SGI U.S. LARGE CAP EQUITY FUND - CLASS I SHARES

Performance Data

AUGUST 31, 2021 (UNAUDITED)

Comparison of Change in Value of $1,000,000 Investment in SGI U.S. Large Cap Equity Fund - Class I Shares
vs. S&P 500® Index

This chart assumes a hypothetical $1,000,000 initial investment in the Fund’s Class I Shares made on February 29, 2012 (commencement of operations) and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the S&P 500® Index is unmanaged, does not incur expenses and is not available for investment.

Average Annual Total Returns for the periods ended August 31, 2021
	One Year	Three Years	Five Years	Since Inception(1)
Class I Shares	19.46%	11.65%	13.39%	12.96%
S&P 500® Index(2)	31.17%	18.07%	18.02%	15.73%

(1)	Class I Shares of the Fund commenced operations on February 29, 2012.

(2)	Benchmark performance is from inception date of the Class I Shares only and is not the inception date of the benchmark itself.

Performance quoted is past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance data current to the most recent month-end may be obtained by calling 1-855-744-8500.

The Fund’s total annual operating expenses, as stated in the current prospectus dated December 31, 2020, is 0.85% of average daily net assets for Class I Shares. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. The Fund’s investment adviser (the “Adviser”) has contractually agreed to waive management fees and/or reimburse expenses through December 31, 2021 to the extent that total annual Fund operating expenses (excluding certain items discussed below) exceed 0.98% of the Fund’s average daily net assets attributable to Class I Shares. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net total annual Fund operating expenses to exceed 0.98%: acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes. The contractual limitation may not be terminated before December 31, 2021 without the approval of the Board of Directors of The RBB Fund, Inc. If at any time the Fund’s total annual Fund operating expenses for a year are less than 0.98% of the Fund’s average daily net assets attributable to Class I Shares, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement.

SGI U.S. LARGE CAP EQUITY FUND - CLASS I SHARES

Performance Data (continued)

AUGUST 31, 2021 (UNAUDITED)

The Fund’s investments will generally consist of securities, which may include common stocks, preferred stocks, warrants to acquire common stock and securities convertible into common stock. Portfolio composition is subject to change. The Fund evaluates performance as compared to that of the Standard & Poor’s 500® Index (“S&P 500®”). The S&P 500® is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole. It is impossible to invest directly in an index.

SGI U.S. LARGE CAP EQUITY FUND - CLASS A SHARES

Performance Data (continued)

AUGUST 31, 2021 (UNAUDITED)

Comparison of Change in Value of $10,000 Investment in SGI U.S. Large Cap Equity Fund - Class A Shares
vs. S&P 500® Index

This chart assumes a hypothetical $10,000 initial investment, adjusted for the Class A Shares maximum sales charge of 5.25% to a net initial investment of $9,475, in the Fund’s Class A Shares made on October 29, 2015 (commencement of operations) and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the S&P 500® Index is unmanaged, does not incur expenses and is not available for investment.

Average Annual Total Returns for the periods ended August 31, 2021
	One Year	Three Years	Five Years	Since Inception(1)
Class A Shares (without sales charge)	19.20%	11.39%	13.12%	12.37%
Class A Shares (with sales charge)	12.91%	9.40%	11.91%	11.35%
S&P 500® Index(2)	31.17%	18.07%	18.02%	16.38%

(1)	Class A Shares of the Fund commenced operations on October 29, 2015.

(2)	Benchmark performance is from inception date of the Class A Shares only and is not the inception date of the benchmark itself.

Class A Shares of the Fund have a 5.25% maximum sales charge.

Performance quoted is past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance data current to the most recent month-end may be obtained by calling 1-855-744-8500.

The Fund’s total annual operating expenses, as stated in the current prospectus dated December 31, 2020, is 1.10% of average daily net assets for Class A Shares. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. The Fund’s investment adviser (the “Adviser”) has contractually agreed to waive management fees and/or reimburse expenses through December 31, 2021 to the extent that total annual Fund operating expenses (excluding certain items discussed below) exceed 1.23% of the Fund’s average daily net assets attributable to Class A Shares. In determining the Adviser’s obligation to waive advisory fees and/or reimburse certain expenses, the following expenses are not taken into account and could cause net total annual Fund operating expenses to exceed 1.23%: acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes. The contractual limitation may not be terminated before December 31, 2021 without the approval of the Board of Directors of The RBB Fund, Inc. If at any time the Fund’s total annual Fund operating expenses for a year are less than 1.23% of the Fund’s average daily net assets attributable to Class A Shares, the Adviser is entitled to reimbursement by the Fund of the advisory

SGI U.S. LARGE CAP EQUITY FUND - CLASS A SHARES

Performance Data (continued)

AUGUST 31, 2021 (UNAUDITED)

fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement.

The Fund’s investments will generally consist of securities, which may include common stocks, preferred stocks, warrants to acquire common stock and securities convertible into common stock. Portfolio composition is subject to change. The Fund evaluates performance as compared to that of the Standard & Poor’s 500® Index (“S&P 500®”). The S&P 500® is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole. It is impossible to invest directly in an index.

SGI U.S. LARGE CAP EQUITY FUND - CLASS C SHARES

Performance Data (Continued)

AUGUST 31, 2021 (UNAUDITED)

Comparison of Change in Value of $10,000 Investment in SGI U.S. Large Cap Equity Fund - Class C Shares
vs. S&P 500® Index

This chart assumes a hypothetical $10,000 initial investment in the Fund’s Class C Shares made on December 31, 2015 (commencement of operations) and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the S&P 500® Index is unmanaged, does not incur expenses and is not available for investment.

Average Annual Total Returns for the periods ended August 31, 2021
	One Year	Three Years	Five Years	Since Inception(1)
Class C Shares	18.25%	10.70%	12.38%	12.16%
S&P 500® Index(2)	31.17%	18.07%	18.02%	17.28%

(1)	Class C Shares of the Fund commenced operations on December 31, 2015.

(2)	Benchmark performance is from inception date of the Class C Shares only and is not the inception date of the benchmark itself.

Performance quoted is past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance data current to the most recent month-end may be obtained by calling 1-855-744-8500.

The Fund’s total annual operating expenses, as stated in the current prospectus dated December 31, 2020, is 1.85% of average daily net assets for Class C Shares. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. The Fund’s investment adviser (the “Adviser”) has contractually agreed to waive management fees and/or reimburse expenses through December 31, 2021 to the extent that total annual Fund operating expenses (excluding certain items discussed below) exceed 1.98% of the Fund’s average daily net assets attributable to Class C Shares. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net total annual Fund operating expenses to exceed 1.98%: acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes. The contractual limitation may not be terminated before December 31, 2021 without the approval of the Board of Directors of The RBB Fund, Inc. If at any time the Fund’s total annual Fund operating expenses for a year are less than 1.98% of the Fund’s average daily net assets attributable to Class C Shares, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement.

SGI U.S. LARGE CAP EQUITY FUND - CLASS C SHARES

Performance Data (Continued)

AUGUST 31, 2021 (UNAUDITED)

The Fund’s investments will generally consist of securities, which may include common stocks, preferred stocks, warrants to acquire common stock and securities convertible into common stock. Portfolio composition is subject to change. The Fund evaluates performance as compared to that of the Standard & Poor’s 500® Index (“S&P 500®”). The S&P 500® is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole. It is impossible to invest directly in an index.

SGI U.S. SMALL CAP EQUITY FUND - CLASS I SHARES

Performance Data (Continued)

AUGUST 31, 2021 (UNAUDITED)

Comparison of Change in Value of $1,000,000 Investment in SGI U.S. Small Cap Equity Fund - Class I Shares
vs. Russell 2000® Index

This chart assumes a hypothetical $1,000,000 initial investment in the Fund’s Class I Shares made on March 31, 2016 (commencement of operations) and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the Russell 2000® Index is unmanaged, does not incur expenses and is not available for investment.

Average Annual Total Returns for the periods ended August 31, 2021
	One Year	Three Years	Five Years	Since Inception(1)
Class I Shares	19.02%	-2.75%	5.25%	6.39%
Russell 2000® Index(2)	47.08%	10.75%	14.38%	15.58%

(1)	Class I Shares of the Fund commenced operations on March 31, 2016.

(2)	Benchmark performance is from inception date of the Class I Shares only and is not the inception date of the benchmark itself.

Performance quoted is past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance data current to the most recent month-end may be obtained by calling 1-855-744-8500.

The Fund’s total annual gross and net operating expenses, as stated in the current prospectus dated December 31, 2020, are 1.56% and 1.43%, respectively, of average daily net assets for Class I Shares. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. The Fund’s investment adviser (the “Adviser”) has contractually agreed to waive management fees and/or reimburse expenses through December 31, 2021 to the extent that total annual Fund operating expenses (excluding certain items discussed below) exceed 1.23% of the Fund’s average daily net assets attributable to Class I Shares. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net total annual Fund operating expenses to exceed 1.23%: acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation may not be terminated before December 31, 2021 without the approval of the Board of Directors of The RBB Fund, Inc. If at any time the Fund’s total annual Fund operating expenses for a year are less than 1.23% of the Fund’s average daily net assets attributable to Class I Shares, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement.

SGI U.S. SMALL CAP EQUITY FUND - CLASS I SHARES

Performance Data (Continued)

AUGUST 31, 2021 (UNAUDITED)

The Fund’s investments will generally consist of securities, which may include common stocks, preferred stocks, warrants to acquire common stock and securities convertible into common stock. Portfolio composition is subject to change. The Fund evaluates performance as compared to that of the Russell 2000® Index (“Russell 2000®”). The Russell 2000® is a widely recognized, unmanaged index of 2,000 common stocks which are generally representative of the U.S. Small Companies. It is impossible to invest directly in an index.

The Fund invests in equity securities and in stocks of small companies which are subject to market, economic and business risks that may cause their price to rise or fall over time. Stocks of small companies may be more volatile, less liquid or not as readily marketable as those of larger companies. Small companies may also have limited product lines, markets or financial resources and may be dependent on relatively small or inexperienced management groups. Although the Fund seeks lower volatility, there is no guarantee the Fund will perform as expected.

SGI U.S. SMALL CAP EQUITY FUND - CLASS A SHARES

Performance Data (Continued)

AUGUST 31, 2021 (UNAUDITED)

Comparison of Change in Value of $10,000 Investment in SGI U.S. Small Cap Equity Fund - Class A Shares
vs. Russell 2000® Index

This chart assumes a hypothetical $10,000 initial investment in the Fund’s Class A Shares made on March 31, 2016 (commencement of operations) and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the Russell 2000® Index is unmanaged, does not incur expenses and is not available for investment.

Average Annual Total Returns for the periods ended August 31, 2021
	One Year	Three Years	Five Years	Since Inception(1)
Class A Shares (without sales charge)	18.69%	-2.98%	5.00%	6.15%
Class A Shares (with sales charge)	12.50%	-4.70%	3.87%	5.11%
Russell 2000® Index(2)	47.08%	10.75%	14.38%	15.58%

(1)	Class A Shares of the Fund commenced operations on March 31, 2016.

(2)	Benchmark performance is from inception date of the Class A Shares only and is not the inception date of the benchmark itself.

Class A Shares of the Fund have a 5.25% maximum sales charge.

Performance quoted is past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance data current to the most recent month-end may be obtained by calling 1-855-744-8500.

The Fund’s total annual gross and net operating expenses, as stated in the current prospectus dated December 31, 2020, are 1.81% and 1.68%, respectively, of average daily net assets for Class A Shares. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. The Fund’s investment adviser (the “Adviser”) has contractually agreed to waive management fees and/or reimburse expenses through December 31, 2021 to the extent that total annual Fund operating expenses (excluding certain items discussed below) exceed 1.48% of the Fund’s average daily net assets attributable to Class A Shares. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net total annual Fund operating expenses to exceed 1.48%: acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation may not be terminated before December 31, 2021 without the approval of the Board of Directors of The RBB Fund, Inc. If at any time the Fund’s total annual Fund operating expenses for a year are less than 1.48% of the Fund’s average daily net assets attributable to Class A Shares, the Adviser is entitled

SGI U.S. SMALL CAP EQUITY FUND - CLASS A SHARES

Performance Data (Continued)

AUGUST 31, 2021 (UNAUDITED)

to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement.

The Fund’s investments will generally consist of securities, which may include common stocks, preferred stocks, warrants to acquire common stock and securities convertible into common stock. Portfolio composition is subject to change. The Fund evaluates performance as compared to that of the Russell 2000® Index (“Russell 2000®”). The Russell 2000® is a widely recognized, unmanaged index of 2,000 common stocks which are generally representative of the U.S. Small Companies. It is impossible to invest directly in an index.

The Fund invests in equity securities and in stocks of small companies which are subject to market, economic and business risks that may cause their price to rise or fall over time. Stocks of small companies may be more volatile, less liquid or not as readily marketable as those of larger companies. Small companies may also have limited product lines, markets or financial resources and may be dependent on relatively small or inexperienced management groups. Although the Fund seeks lower volatility, there is no guarantee the Fund will perform as expected.

SGI U.S. SMALL CAP EQUITY FUND - CLASS C SHARES

Performance Data (Continued)

AUGUST 31, 2021 (UNAUDITED)

Comparison of Change in Value of $10,000 Investment in SGI U.S. Small Cap Equity Fund - Class C Shares
vs. Russell 2000® Index

This chart assumes a hypothetical $10,000 initial investment in the Fund’s Class C Shares made on March 31, 2016 (commencement of operations) and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the Russell 2000® Index is unmanaged, does not incur expenses and is not available for investment.

Average Annual Total Returns for the periods ended August 31, 2021
	One Year	Three Years	Five Years	Since Inception(1)
Class C Shares	17.74%	-3.72%	4.19%	5.34%
Russell 2000® Index(2)	47.08%	10.75%	14.38%	15.58%

(1)	Class C Shares of the Fund commenced operations on March 31, 2016.

(2)	Benchmark performance is from inception date of the Class C Shares only and is not the inception date of the benchmark itself.

Performance quoted is past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance data current to the most recent month-end may be obtained by calling 1-855-744-8500.

The Fund’s total annual gross and net operating expenses, as stated in the current prospectus dated December 31, 2020, are 2.56% and 2.43%, respectively, of average daily net assets for Class C Shares. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. The Fund’s investment adviser (the “Adviser”) has contractually agreed to waive management fees and/or reimburse expenses through December 31, 2021 to the extent that total annual Fund operating expenses (excluding certain items discussed below) exceed 2.23% of the Fund’s average daily net assets attributable to Class C Shares. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net total annual Fund operating expenses to exceed 2.23%: acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation may not be terminated before December 31, 2021 without the approval of the Board of Directors of The RBB Fund, Inc. If at any time the Fund’s total annual Fund operating expenses for a year are less than 2.23% of the Fund’s average daily net assets attributable to Class C Shares, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement.

SGI U.S. SMALL CAP EQUITY FUND - CLASS C SHARES

Performance Data (Continued)

AUGUST 31, 2021 (UNAUDITED)

The Fund’s investments will generally consist of securities, which may include common stocks, preferred stocks, warrants to acquire common stock and securities convertible into common stock. Portfolio composition is subject to change. The Fund evaluates performance as compared to that of the Russell 2000® Index (“Russell 2000®”). The Russell 2000® is a widely recognized, unmanaged index of 2,000 common stocks which are generally representative of the U.S. Small Companies. It is impossible to invest directly in an index.

The Fund invests in equity securities and in stocks of small companies which are subject to market, economic and business risks that may cause their price to rise or fall over time. Stocks of small companies may be more volatile, less liquid or not as readily marketable as those of larger companies. Small companies may also have limited product lines, markets or financial resources and may be dependent on relatively small or inexperienced management groups. Although the Fund seeks lower volatility, there is no guarantee the Fund will perform as expected.

SGI GLOBAL EQUITY FUND - CLASS I SHARES

Performance Data (Continued)

AUGUST 31, 2021 (UNAUDITED)

Comparison of Change in Value of $1,000,000 Investment in SGI Global Equity Fund - Class I Shares
vs. MSCI ACWI Index

This chart assumes a hypothetical $1,000,000 minimum initial investment, in the Fund’s Class I Shares made on August 31, 2011 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the MSCI ACWI Index is unmanaged, does not incur expenses and is not available for investment.

Average Annual Total Returns for the periods ended August 31, 2021(1)
	One Year	Five Years	Ten Years	Since Inception
Class I Shares(2)	17.15%	10.20%	10.46%	15.67%
MSCI ACWI Index(3)	28.64%	14.29%	11.27%	13.30%

(1)	Returns for periods prior to January 3, 2017 were generated under the management of the Fund’s former investment adviser and reflect a previous investment strategy.

(2)

The Fund operated as a series of Scotia Institutional Funds prior to the close of business on March 21, 2014 (the “Predecessor Fund”), at which time the Predecessor Fund was reorganized into the Scotia Dynamic U.S. Growth Fund, a newly created series of The RBB Fund, Inc. The fiscal year end of the Predecessor Fund was September 30. The performance shown for periods prior to March 21, 2014 represents the performance for the Predecessor Fund. While the Predecessor Fund commenced operations on March 31, 2009, the Predecessor Fund began investing consistent with its investment objective on April 1, 2009. Effective January 3, 2017, the Scotia Dynamic U.S. Growth Fund changed its name to the Summit Global Investments Global Low Volatility Fund (the “Fund”).

(3)	Benchmark performance is from inception date of the Predecessor Fund only and is not the inception date of the benchmark itself.

Performance quoted is past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance data current to the most recent month-end may be obtained by calling 1-855-744-8500.

The Fund’s total annual gross and net operating expenses, as stated in the current prospectus dated December 31, 2020, are 1.01% and 0.87%, respectively, of average daily net assets for Class I Shares. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. The Fund’s investment adviser (the “Adviser”) has contractually agreed to waive management fees and/or reimburse certain expenses of the Fund through December 31, 2021 to the extent necessary to ensure that the Fund’s total annual operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest)

SGI GLOBAL EQUITY FUND - CLASS I SHARES

Performance Data (Continued)

AUGUST 31, 2021 (UNAUDITED)

do not exceed 0.84% (on an annual basis) of Class I’s average daily net assets (the “Expense Limitation”). The Expense Limitation shall remain in effect until December 31, 2021 unless the Board of Directors of The RBB Fund, Inc. approves its earlier termination. If at any time the Fund’s total annual Fund operating expenses for a year are less than 0.84% of the Fund’s average daily net assets attributable to Class I Shares, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement.

International investing is subject to special risks including, but not limited to, currency risk associated with securities denominated in other than the U.S. dollar, which may be affected by fluctuations in currency exchange rates, political, social or economic instability, and differences in taxation, auditing, and other financial practices.

The MSCI ACWI Index (the “Index”) captures large and mid cap representation across 23 Developed Markets (DM) and 27 Emerging Markets (EM) countries. With more than 3,000 constituents, the index covers approximately 85% of the global investable equity opportunity set. It is not possible to invest directly in an index.

SGI CONSERVATIVE FUND - CLASS I SHARES

Performance Data (Continued)

AUGUST 31, 2021 (UNAUDITED)

Comparison of Change in Value of $10,000 Investment in SGI Conservative Fund - Class I Shares
vs. Bloomberg US Aggregate Bond Index (formerly known as the Bloomberg Barclays US Aggregate Index) and Composite Index

This chart assumes a hypothetical $10,000 minimum initial investment, in the Fund’s Class I Shares made on June 8, 2020 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the Bloomberg US Aggregate Bond Index (formerly known as the Bloomberg Barclays US Aggregate Index) and Composite Index are unmanaged, do not incur expenses and are not available for investment.

Average Annual Total Returns for the periods ended August 31, 2021
	One Year	Since Inception(1)
Class I Shares	3.12%	5.35%
Bloomberg US Aggregate Bond Index (formerly known as the Bloomberg Barclays US Aggregate Index)(2)	-0.08%	1.24%
Composite Index(3)	7.16%	8.73%

(1)	Inception date of the Fund is June 8, 2020.

(2)	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

(3)	The Composite Index is comprised of the Bloomberg US Aggregate Bond Index (formerly known as the Bloomberg Barclays US Aggregate Index) and S&P 500® Index, weighted 75% and 25%, respectively.

Performance quoted is past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance data current to the most recent month-end may be obtained by calling 1-855-744-8500.

The Fund’s total annual gross and net operating expenses, as stated in the current prospectus dated December 31, 2020, are 16.11% and 1.73%, respectively, of average daily net assets for Class I Shares. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. The Fund’s investment adviser (the “Adviser”) has contractually agreed to waive management fees and/or reimburse certain expenses of the Fund through December 31, 2021 to the extent necessary to ensure that the Fund’s total annual operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) do not exceed 1.70% (on an annual basis) of Class I’s average daily net assets (the “Expense Limitation”). The Expense Limitation shall remain in effect until December 31, 2021, unless the Board of Directors of The RBB Fund, Inc. approves its earlier termination. If at any time the Fund’s total annual Fund operating expenses for a year are less than 1.70% of the Fund’s average daily net assets attributable to Class I Shares, the

SGI CONSERVATIVE FUND - CLASS I SHARES

Performance Data (Continued)

AUGUST 31, 2021 (UNAUDITED)

Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement.

The Bloomberg US Aggregate Bond Index (formerly known as the Bloomberg Barclays US Aggregate Index) is an unmanaged, market capitalization-weighted index, comprised predominately of U.S. traded investment grade bonds with maturities of one year or more. The index includes Treasury securities, Government agency bonds, mortgage- backed bonds, and corporate bonds. The index is representative of intermediate duration U.S. investment grade debt securities. It is not possible to invest directly in an index.

SGI PRUDENT GROWTH FUND - CLASS I SHARES

Performance Data (Continued)

AUGUST 31, 2021 (UNAUDITED)

Comparison of Change in Value of $10,000 Investment in SGI Prudent Growth Fund - Class I Shares
vs. S&P 500® Index and Composite Index

This chart assumes a hypothetical $10,000 minimum initial investment, in the Fund’s Class I Shares made on June 8, 2020 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the S&P 500® Index and Composite Index are unmanaged, do not incur expenses and are not available for investment.

Average Annual Total Returns for the periods ended August 31, 2021
	One Year	Since Inception(1)
Class I Shares	10.34%	13.59%
S&P 500® Index(2)	31.17%	33.44%
Composite Index(3)	17.92%	19.84%

(1)	Inception date of the Fund is June 8, 2020.

(2)	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

(3)	The Composite Index is comprised of the S&P 500® Index and Bloomberg US Aggregate Bond Index, weighted 60% and 40%, respectively.

Performance quoted is past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance data current to the most recent month-end may be obtained by calling 1-855-744-8500.

The Fund’s total annual gross and net operating expenses, as stated in the current prospectus dated December 31, 2020 are 4.08% and 1.81%, respectively, of average daily net assets for Class I Shares. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. The Fund’s investment adviser (the “Adviser”) has contractually agreed to waive management fees and/or reimburse certain expenses of the Fund through December 31, 2021 to the extent necessary to ensure that the Fund’s total annual operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) do not exceed 1.70% (on an annual basis) of Class I’s average daily net assets (the “Expense Limitation”). The Expense Limitation shall remain in effect until December 31, 2021, unless the Board of Directors of The RBB Fund, Inc. approves its earlier termination. If at any time the Fund’s total annual Fund operating expenses for a year are less than 1.70% of the Fund’s average daily net assets attributable to Class I Shares, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement.

SGI PRUDENT GROWTH FUND - CLASS I SHARES

Performance Data (Continued)

AUGUST 31, 2021 (UNAUDITED)

The S&P 500® Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole. It is impossible to invest directly in an index.

SGI PEAK GROWTH FUND - CLASS I SHARES

Performance Data (Continued)

AUGUST 31, 2021 (UNAUDITED)

Comparison of Change in Value of $10,000 Investment in SGI Peak Growth Fund - Class I Shares
vs. S&P 500® Index

This chart assumes a hypothetical $10,000 minimum initial investment, in the Fund’s Class I Shares made on June 8, 2020 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the S&P 500® Index is unmanaged, does not incur expenses and is not available for investment.

Average Annual Total Returns for the periods ended August 31, 2021
	One Year	Since Inception(1)
Class I Shares	15.45%	20.90%
S&P 500® Index(2)	31.17%	33.44%

(1)	Inception date of the Fund is June 8, 2020.

(2)	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

Performance quoted is past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance data current to the most recent month-end may be obtained by calling 1-855-744-8500.

The Fund’s total annual gross and net operating expenses, as stated in the current prospectus dated December 31, 2020 are 3.70% and 1.88%, respectively, of average daily net assets for Class I Shares. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. The Fund’s investment adviser (the “Adviser”) has contractually agreed to waive management fees and/or reimburse certain expenses of the Fund through December 31, 2021 to the extent necessary to ensure that the Fund’s total annual operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) do not exceed 1.70% (on an annual basis) of Class I’s average daily net assets (the “Expense Limitation”). The Expense Limitation shall remain in effect until December 31, 2021, unless the Board of Directors of The RBB Fund, Inc. approves its earlier termination. If at any time the Fund’s total annual Fund operating expenses for a year are less than 1.70% of the Fund’s average daily net assets attributable to Class I Shares, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement.

The S&P 500® Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole. It is impossible to invest directly in an index.

SGI SMALL CAP GROWTH FUND (formerly, the Bogle Investment Management Small Cap Growth Fund) - CLASS I SHARES

Performance Data (Continued)

AUGUST 31, 2021 (UNAUDITED)

Comparison of Change in Value of $10,000 Investment in SGI Small Cap Growth Fund
vs. Russell 2000® Index

This chart assumes a hypothetical $10,000 initial investment in the Fund made on August 31, 2011 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the Russell 2000® Index is unmanaged, does not incur expenses and is not available for investment.

Average Annual Total Returns for the Periods Ended August 31, 2021
	One Year	Five Years	Ten Years	Since Inception(1)
SGI Small Cap Growth Fund(2)	44.61%	14.07%	13.70%	11.59%
Russell 2000® Index	47.08%	14.38%	13.62%	9.41%

(1)	For the period October 1, 1999 (commencement of operations) through August 31, 2020.

(2)

As of the close of business on March 15, 2021, Bogle Investment Management, L.P. (“Bogle”), the Fund’s prior investment adviser, resigned and was replaced by Summit Global Investments, LLC (the “Adviser”), and the Fund changed its name to the SGI Small Cap Growth Fund. The performance shown for periods prior to March 15, 2021 represents the performance under the Fund’s previous investment adviser.

Performance quoted is past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance data current to the most recent month-end may be obtained by calling 1-855-744-8500.

The Fund’s total net operating expenses, as stated in the current prospectus dated December 31, 2020, as supplemented, are 1.25%, respectively, of average daily net assets for Class I Shares. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. The Fund’s investment adviser (the “Adviser”) has contractually agreed to waive management fees and/or reimburse expenses through December 31, 2022 to the extent that total annual Fund operating expenses (excluding certain items discussed below) exceed 1.23% of the Fund’s average daily net assets attributable to Class I Shares. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net total annual Fund operating expenses to exceed 1.23%: acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation may not be terminated before December 31, 2022 without the approval of the Board of Directors of The RBB Fund, Inc. If at any time the Fund’s total annual Fund operating expenses for a year are less than 1.23% of the Fund’s average daily net assets attributable to Class I Shares, the Adviser is entitled to

SGI SMALL CAP GROWTH FUND - CLASS I SHARES

Performance Data (CONCLUDED)

AUGUST 31, 2021 (UNAUDITED)

reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement. The Fund’s investments will generally consist of securities, which may include common stocks, preferred stocks, warrants to acquire common stock and securities convertible into common stock. Portfolio composition is subject to change. The Fund evaluates performance as compared to that of the Russell 2000® Index (“Russell 2000®”). The Russell 2000® is a widely recognized, unmanaged index of 2,000 common stocks which are generally representative of the U.S. Small Companies. It is impossible to invest directly in an index.

The Fund invests in equity securities and in stocks of small companies which are subject to market, economic and business risks that may cause their price to rise or fall over time. Stocks of small companies may be more volatile, less liquid or not as readily marketable as those of larger companies. Small companies may also have limited product lines, markets or financial resources and may be dependent on relatively small or inexperienced management groups. Although the Fund seeks lower volatility, there is no guarantee the Fund will perform as expected.

SUMMIT GLOBAL INVESTMENTS

Fund Expense Examples

AUGUST 31, 2021 (UNAUDITED)

As a shareholder of the Fund(s), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (if applicable); and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund(s) and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2021 through August 31, 2021 and held for the entire period.

Actual Expenses

The first line of the accompanying tables provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the accompanying tables provide information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second section of the accompanying tables is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	SGI U.S. Large Cap Equity Fund
	Beginning Account Value MARCH 1, 2021	Ending Account Value AUGUST 31, 2021	Expenses Paid During Period (1)	Annualized Expense Ratio	Actual Six-Month Total Investment Return for the Fund
Actual
Class I Shares	$ 1,000.00	$ 1,163.40	$ 4.74	0.87%	16.34%
Class A Shares	1,000.00	1,161.90	6.10	1.12	16.19
Class C Shares	1,000.00	1,157.10	10.17	1.87	15.71

Hypothetical (5% return before expenses)
Class I Shares	$ 1,000.00	$ 1,020.82	$ 4.43	0.87%	N/A
Class A Shares	1,000.00	1,019.56	5.70	1.12	N/A
Class C Shares	1,000.00	1,015.78	9.50	1.87	N/A

SUMMIT GLOBAL INVESTMENTS

Fund Expense Examples (CONTINUED)

AUGUST 31, 2021 (UNAUDITED)

	SGI U.S. Small Cap Equity Fund
	Beginning Account Value MARCH 1, 2021	Ending Account Value AUGUST 31, 2021	Expenses Paid During Period (1)	Annualized Expense Ratio	Actual Six-Month Total Investment Return for the Fund
Actual
Class I Shares	$ 1,000.00	$ 1,055.90	$ 6.37	1.23%	5.59%
Class A Shares	1,000.00	1,054.30	7.66	1.48	5.43
Class C Shares	1,000.00	1,050.30	11.52	2.23	5.03

Hypothetical (5% return before expenses)
Class I Shares	$ 1,000.00	$ 1,019.00	$ 6.26	1.23%	N/A
Class A Shares	1,000.00	1,017.74	7.53	1.48	N/A
Class C Shares	1,000.00	1,013.96	11.32	2.23	N/A

	SGI Global Equity Fund
	Beginning Account Value MARCH 1, 2021	Ending Account Value AUGUST 31, 2021	Expenses Paid During Period (1)	Annualized Expense Ratio	Actual Six-Month Total Investment Return for the Fund
Actual
Class I Shares	$ 1,000.00	$ 1,140.10	$ 4.53	0.84%	14.01%

Hypothetical (5% return before expenses)
Class I Shares	$ 1,000.00	$ 1,020.97	$ 4.28	0.84%	N/A

	SGI Conservative Fund
	Beginning Account Value MARCH 1, 2021	Ending Account Value AUGUST 31, 2021	Expenses Paid During Period (1)	Annualized Expense Ratio	Actual Six-Month Total Investment Return for the Fund
Actual
Class I Shares	$ 1,000.00	$ 1,038.50	$ 8.73	1.70%	3.85%

Hypothetical (5% return before expenses)
Class I Shares	$ 1,000.00	$ 1,016.64	$ 8.64	1.70%	N/A

SUMMIT GLOBAL INVESTMENTS

Fund Expense Examples (Concluded)

AUGUST 31, 2021 (UNAUDITED)

	SGI Prudent Fund
	Beginning Account Value MARCH 1, 2021	Ending Account Value AUGUST 31, 2021	Expenses Paid During Period (1)	Annualized Expense Ratio	Actual Six-Month Total Investment Return for the Fund
Actual
Class I Shares	$ 1,000.00	$ 1,081.40	$ 8.92	1.70%	8.14%

Hypothetical (5% return before expenses)
Class I Shares	$ 1,000.00	$ 1,016.64	$ 8.64	1.70%	N/A

	SGI Peak Growth Fund
	Beginning Account Value MARCH 1, 2021	Ending Account Value AUGUST 31, 2021	Expenses Paid During Period (1)	Annualized Expense Ratio	Actual Six-Month Total Investment Return for the Fund
Actual
Class I Shares	$ 1,000.00	$ 1,096.40	$ 8.98	1.70%	9.64%

Hypothetical (5% return before expenses)
Class I Shares	$ 1,000.00	$ 1,016.64	$ 8.64	1.70%	N/A

	SGI small cap Growth Fund
	Beginning Account Value MARCH 1, 2021	Ending Account Value AUGUST 31, 2021	Expenses Paid During Period (1)	Annualized Expense Ratio	Actual Six-Month Total Investment Return for the Fund
Actual
Class I Shares	$ 1,000.00	$ 1,048.90	$ 5.89	1.14%	4.89%

Hypothetical (5% return before expenses)
Class I Shares	$ 1,000.00	$ 1,019.46	$ 5.80	1.14%	N/A

(1)

Expenses are equal to each Fund’s annualized six-month expense ratio for the period March 1, 2021 to August 31, 2021, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, then divided by 365 to reflect the one half year period. Each Fund’s ending account values on the first line in the tables is based on the actual six-month total investment return for each Fund.

SGI U.S. LARGE CAP EQUITY FUND

Portfolio Holdings Summary Table

AUGUST 31, 2021 (UNAUDITED)

The following table presents a summary by sector of the portfolio holdings of the Fund:

	% of Net Assets	Value
COMMON STOCKS:
Software	23.3%	$125,642,799
Retail	11.4	61,094,037
Internet	6.2	33,564,315
Pharmaceuticals	5.9	31,549,271
Computers	4.8	25,801,090
Semiconductors	4.2	22,610,195
Insurance	4.1	22,055,788
Healthcare-Products	4.1	21,818,434
Biotechnology	3.0	15,945,473
Diversified Financial Services	2.6	13,861,315
Media	2.4	13,052,127
Healthcare-Services	2.3	12,458,598
REITS	2.3	12,195,370
Oil & Gas	2.2	12,077,688
Commercial Services	2.2	11,880,426
Telecommunications	2.2	11,680,104
Distribution & Wholesale	2.1	11,384,842
Home Builders	2.0	10,877,874
Food	1.7	9,230,009
Chemicals	1.6	8,641,180
Home Furnishings	1.3	6,927,789
Environmental Control	1.2	6,685,892
Electrical Components & Equipment	0.7	3,775,479
Aerospace/Defense	0.7	3,706,740
Electric	0.7	3,489,246
Banks	0.6	3,003,765
Machinery-Diversified	0.5	2,762,394
Beverages	0.5	2,751,474
Packaging & Containers	0.5	2,690,360
Transportation	0.4	2,318,814
Electronics	0.4	2,242,250
Office/Business Equipment	0.4	2,231,246
Water	0.4	2,077,650
SHORT-TERM INVESTMENTS	1.1	6,149,266
OTHER ASSETS IN EXCESS OF LIABILITIES	0.0	265,557
NET ASSETS	100%	$538,498,857

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

SGI U.S. LARGE CAP EQUITY FUND

Portfolio of Investments

AUGUST 31, 2021

	Number of Shares	Value
COMMON STOCKS — 98.9%
Aerospace/Defense — 0.6%
L3Harris Technologies, Inc.	12,600	$2,935,926
Mercury Systems, Inc.*	15,300	770,814
		3,706,740
Banks — 0.6%
Bank of America Corp.	36,700	1,532,225
JPMorgan Chase & Co.	9,200	1,471,540
		3,003,765
Beverages — 0.5%
Monster Beverage Corp.*	28,200	2,751,474
Biotechnology — 3.0%
Incyte Corp.*	103,700	7,932,013
Regeneron Pharmaceuticals, Inc.*	11,900	8,013,460
		15,945,473
Chemicals — 1.6%
Air Products & Chemicals, Inc.	9,000	2,425,590
Celanese Corp.	17,100	2,712,060
Dow, Inc.	55,700	3,503,530
		8,641,180
Commercial Services — 2.3%
Cintas Corp.	3,800	1,503,926
Robert Half International, Inc.	18,800	1,943,920
S&P Global, Inc.	19,000	8,432,580
		11,880,426
Computers — 4.8%
Accenture PLC, Class A, (Ireland)	9,800	3,298,288
Apple, Inc.	104,000	15,790,320
Fortinet, Inc.*	21,300	6,712,482
		25,801,090
Distribution & Wholesale — 2.1%
Copart, Inc.*	32,600	4,704,832
Fastenal Co.	53,600	2,993,560
WW Grainger, Inc.	8,500	3,686,450
		11,384,842
Diversified Financial Services — 2.6%
Cboe Global Markets, Inc.	93,200	11,757,180
SEI Investments Co.	33,500	2,104,135
		13,861,315
Electric — 0.6%
Alliant Energy Corp.	18,600	1,130,694
Dominion Resources, Inc.	30,300	2,358,552
		3,489,246
Electrical Components & Equipment — 0.7%
Universal Display Corp.	18,100	3,775,479
Electronics — 0.4%
Keysight Technologies, Inc.*	12,500	$2,242,250
Environmental Control — 1.3%
Republic Services, Inc.	15,500	1,924,015
Waste Management, Inc.	30,700	4,761,877
		6,685,892
Food — 1.7%
Flowers Foods, Inc.	108,900	2,627,757
Hershey Co., (The)	14,500	2,576,650
Hormel Foods Corp.	36,800	1,675,872
J M Smucker Co., (The)	19,000	2,349,730
		9,230,009
Healthcare-Products — 4.1%
ICU Medical, Inc.*	7,600	1,515,060
IDEXX Laboratories, Inc.*	22,700	15,294,352
Masimo Corp.*	8,600	2,335,244
QIAGEN NV*	47,900	2,673,778
		21,818,434
Healthcare-Services — 2.3%
Chemed Corp.	16,100	7,674,870
Encompass Health Corp.	12,400	972,780
Humana, Inc.	9,400	3,810,948
		12,458,598
Home Builders — 2.0%
NVR, Inc.*	2,100	10,877,874
Home Furnishings — 1.3%
Dolby Laboratories, Inc., Class A	69,900	6,927,789
Insurance — 4.0%
Allstate Corp., (The)	9,500	1,285,160
Assurant, Inc.	8,300	1,411,913
Everest Re Group, Ltd.	24,300	6,437,070
Fidelity National Financial, Inc.	59,600	2,910,268
First American Financial Corp.	126,100	8,893,833
Progressive Corp., (The)	11,600	1,117,544
		22,055,788
Internet — 6.2%
Alphabet, Inc., Class A*	400	1,157,580
Amazon.com, Inc.*	5,800	20,130,582
Etsy, Inc.*	21,200	4,584,712
F5 Networks, Inc.*	11,500	2,341,055
Netflix, Inc.*	9,400	5,350,386
		33,564,315
Machinery-Diversified — 0.5%
Middleby Corp., (The)*	15,100	2,762,394

The accompanying notes are an integral part of the financial statements.

SGI U.S. LARGE CAP EQUITY FUND

Portfolio of Investments (CONCLUDED)

AUGUST 31, 2021

	Number of Shares	Value
Media — 2.4%
Cable One, Inc.	4,400	$9,238,196
New York Times Co., (The), Class A	23,900	1,213,642
World Wrestling Entertainment, Inc., Class A	49,900	2,600,289
		13,052,127
Office/Business Equipment — 0.4%
Zebra Technologies Corp., Class A*	3,800	2,231,246
Oil & Gas — 2.3%
Chevron Corp.	49,400	4,780,438
Exxon Mobil Corp.	83,100	4,530,612
Pioneer Natural Resources Co.	9,400	1,406,898
Texas Pacific Land Corp.	1,000	1,359,740
		12,077,688
Packaging & Containers — 0.5%
Sonoco Products Co.	41,200	2,690,360
Pharmaceuticals — 5.8%
AbbVie, Inc.	17,900	2,161,962
Bristol-Myers Squibb Co.	14,700	982,842
Jazz Pharmaceuticals PLC, (Ireland)*	49,900	6,572,329
Merck & Co., Inc.	42,700	3,257,583
Neurocrine Biosciences, Inc.*	24,800	2,360,960
Pfizer, Inc.	131,700	6,067,419
Zoetis, Inc.	49,600	10,146,176
		31,549,271
REITS — 2.3%
American Homes 4 Rent, Class A	100,400	4,210,776
AvalonBay Communities, Inc.	6,200	1,423,396
Douglas Emmett, Inc.	46,800	1,544,868
Rexford Industrial Realty, Inc.	81,000	5,016,330
		12,195,370
Retail — 11.4%
Best Buy Co., Inc.	98,000	11,417,980
Costco Wholesale Corp.	7,200	3,279,528
Dollar General Corp.	19,600	4,369,036
Lululemon Athletica, Inc.*	15,700	6,282,669
Nu Skin Enterprises, Inc., Class A	41,800	2,115,916
Target Corp.	69,600	17,189,808
Wal-Mart Stores, Inc.	111,000	16,439,100
		61,094,037
Semiconductors — 4.2%
Advanced Micro Devices, Inc.*	116,200	12,865,664
Cirrus Logic, Inc.*	12,300	1,029,141
Intel Corp.	80,700	4,362,642
Texas Instruments, Inc.	22,800	4,352,748
		22,610,195
Software — 23.4%
Adobe Systems, Inc.*	29,600	$19,645,520
Cadence Design Systems, Inc.*	9,600	1,569,408
Cerner Corp.	115,600	8,826,060
Dropbox, Inc., Class A*	219,300	6,954,003
Electronic Arts, Inc.	21,300	3,092,973
Fiserv, Inc.*	38,800	4,570,252
Intuit, Inc.	38,600	21,851,845
Microsoft Corp.	67,700	20,437,276
Paycom Software, Inc.*	21,100	10,315,790
ServiceNow, Inc.*	6,200	3,990,568
Synopsys, Inc.*	5,300	1,760,872
Take-Two Interactive Software, Inc.*	85,100	13,719,822
Zynga, Inc., Class A*	1,006,600	8,908,410
		125,642,799
Telecommunications — 2.2%
Cisco Systems, Inc.	65,200	3,848,104
Verizon Communications, Inc.	142,400	7,832,000
		11,680,104
Transportation — 0.4%
Landstar System, Inc.	13,800	2,318,814
Water — 0.4%
American Water Works Co., Inc.	11,400	2,077,650
TOTAL COMMON STOCKS
(Cost $396,260,630)		532,084,034

SHORT-TERM INVESTMENTS — 1.1%
U.S. Bank Money Market Deposit Account, 0.01% (a)	6,149,266	6,149,266
TOTAL SHORT-TERM INVESTMENTS
(Cost $6,149,266)		6,149,266
TOTAL INVESTMENTS — 100.0%
(Cost $402,409,896)		538,233,300
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.0%		265,557
NET ASSETS — 100.0%		$538,498,857

*	Non-income producing security.

(a)	The rate shown is as of August 31, 2021.

PLC Public Limited Company

REIT Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

SGI U.S. SMALL CAP EQUITY FUND

Portfolio Holdings Summary Table

AUGUST 31, 2021 (UNAUDITED)

The following table presents a summary by sector of the portfolio holdings of the Fund:

	% of Net Assets	Value
COMMON STOCKS:
Pharmaceuticals	8.7%	$2,912,399
Diversified Financial Services	7.2	2,417,028
Retail	6.1	2,038,316
REITS	6.0	2,007,150
Commercial Services	5.5	1,862,928
Healthcare-Products	5.1	1,712,017
Transportation	4.5	1,496,672
Internet	4.0	1,331,673
Food	3.8	1,285,356
Water	3.8	1,262,894
Banks	3.6	1,227,099
Insurance	3.3	1,116,000
Household Products/Wares	3.1	1,049,160
Software	3.0	1,011,374
Healthcare-Services	3.0	1,006,364
Chemicals	2.8	929,380
Building Materials	2.4	803,585
Oil & Gas Services	2.2	740,119
Oil & Gas	2.2	733,289
Packaging & Containers	2.1	703,030
Electronics	2.1	694,295
Computers	1.8	618,018
Auto Parts & Equipment	1.6	555,701
Leisure Time	1.6	539,386
Textiles	1.5	503,954
Electric	1.1	366,155
Telecommunications	1.0	342,858
Gas	1.0	339,820
Airlines	0.6	195,110
Media	0.5	171,963
Machinery-Diversified	0.5	164,750
Miscellaneous Manufacturing	0.5	164,197
Biotechnology	0.5	163,548
Metal Fabricate/Hardware	0.4	149,930
Semiconductors	0.4	133,144
Savings & Loans	0.3	105,456
Home Builders	0.2	74,844
SHORT-TERM INVESTMENTS	1.9	635,997
OTHER ASSETS IN EXCESS OF LIABILITIES	0.1	39,263
NET ASSETS	100%	$33,604,222

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

SGI U.S. SMALL CAP EQUITY FUND

Portfolio of Investments

AUGUST 31, 2021

	Number of Shares	Value
COMMON STOCKS — 98.0%
Airlines — 0.6%
Alaska Air Group, Inc.*	1,100	$63,074
Hawaiian Holdings, Inc.*	3,300	66,726
SkyWest, Inc.*	1,400	65,310
		195,110
Auto Parts & Equipment — 1.6%
Commercial Vehicle Group, Inc.*	10,900	114,559
Dorman Products, Inc.*	4,700	441,142
		555,701
Banks — 3.6%
First Financial Corp.	4,090	165,359
German American Bancorp, Inc.	3,100	115,816
Great Southern Bancorp, Inc.	1,900	103,493
Lakeland Financial Corp.	4,400	292,204
Nicolet Bankshares, Inc.*	2,300	175,743
Westamerica BanCorp	6,600	374,484
		1,227,099
Biotechnology — 0.5%
Radius Health, Inc.*	11,800	163,548
Building Materials — 2.4%
AAON, Inc.	3,900	265,629
AZEK Co., Inc., (The)*	8,400	356,916
Simpson Manufacturing Co., Inc.	1,600	181,040
		803,585
Chemicals — 2.8%
Balchem Corp.	5,000	702,100
Hawkins, Inc.	6,000	227,280
		929,380
Commercial Services — 5.5%
Alarm.com Holdings, Inc.*	2,100	177,093
Dun & Bradstreet Holdings, Inc.*	12,900	236,457
FTI Consulting, Inc.*	5,600	782,376
ICF International, Inc.	4,300	402,738
Transcat, Inc.*	3,900	264,264
		1,862,928
Computers — 1.8%
Maximus, Inc.	3,500	304,815
Rapid7, Inc.*	1,500	182,280
Vocera Communications, Inc.*	2,700	130,923
		618,018
Diversified Financial Services — 7.2%
Houlihan Lokey, Inc.	13,200	1,190,640
International Money Express, Inc.*	10,800	196,992
PJT Partners, Inc., Class A	4,200	331,716
Virtu Financial, Inc., Class A	28,500	697,680
		2,417,028
Electric — 1.1%
Avangrid, Inc.	6,700	$366,155
Electronics — 2.1%
OSI Systems, Inc.*	4,500	445,230
TTM Technologies, Inc.*	4,600	64,400
Turtle Beach Corp.*	6,500	184,665
		694,295
Food — 3.8%
Flowers Foods, Inc.	25,200	608,076
Sprouts Farmers Market, Inc.*	27,200	677,280
		1,285,356
Gas — 1.0%
Chesapeake Utilities Corp.	2,600	339,820
Healthcare-Products — 5.1%
Cardiovascular Systems, Inc.*	5,100	182,529
Globus Medical, Inc., Class A*	3,400	277,440
Inari Medical, Inc.*	3,400	278,324
InfuSystem Holdings, Inc.*	3,400	48,450
Omnicell, Inc.*	1,800	279,486
Repligen Corp.*	1,900	537,662
Surmodics, Inc.*	1,800	108,126
		1,712,017
Healthcare-Services — 3.0%
Amedisys, Inc.*	4,400	807,180
Aveanna Healthcare Holdings, Inc.*	21,100	199,184
		1,006,364
Home Builders — 0.2%
Forestar Group, Inc.*	3,600	74,844
Household Products/Wares — 3.1%
Helen of Troy, Ltd.*	2,400	574,056
Reynolds Consumer Products, Inc.	16,800	475,104
		1,049,160
Insurance — 3.4%
Employers Holdings, Inc.	8,300	341,711
Erie Indemnity Co., Class A	2,200	389,598
Hanover Insurance Group Inc., (The)	1,300	183,703
HCI Group, Inc.	1,800	200,988
		1,116,000
Internet — 3.9%
HealthStream, Inc.*	14,500	440,655
Mimecast, Ltd.*	9,300	649,233
QuinStreet, Inc.*	13,500	241,785
		1,331,673

The accompanying notes are an integral part of the financial statements.

SGI U.S. SMALL CAP EQUITY FUND

Portfolio of Investments (Continued)

AUGUST 31, 2021

	Number of Shares	Value
Leisure Time — 1.6%
Clarus Corp.	8,000	$216,720
Johnson Outdoors, Inc., Class A	1,400	160,706
OneWater Marine, Inc., Class A	4,000	161,960
		539,386
Machinery-Diversified — 0.5%
Lindsay Corp.	1,000	164,750
Media — 0.5%
World Wrestling Entertainment, Inc., Class A	3,300	171,963
Metal Fabricate/Hardware — 0.4%
Olympic Steel, Inc.	5,500	149,930
Miscellaneous Manufacturing — 0.5%
American Outdoor Brands, Inc.*	5,900	164,197
Oil & Gas — 2.2%
CNX Resources Corp.*	9,200	104,512
Denbury, Inc.*	3,400	239,122
Oasis Petroleum, Inc.	4,500	389,655
		733,289
Oil & Gas Services — 2.2%
DMC Global, Inc.*	11,700	469,989
National Energy Services Reunited Corp.*	23,800	270,130
		740,119
Packaging & Containers — 2.1%
Silgan Holdings, Inc.	13,600	577,048
UFP Technologies, Inc.*	1,800	125,982
		703,030
Pharmaceuticals — 8.7%
Amphastar Pharmaceuticals, Inc.*	20,600	404,996
Collegium Pharmaceutical, Inc.*	9,900	203,247
Eagle Pharmaceuticals, Inc.*	11,600	619,092
Pacira BioSciences, Inc.*	3,000	177,870
Premier, Inc., Class A	12,300	457,314
Prestige Brands Holdings, Inc.*	11,700	671,463
USANA Health Sciences, Inc.*	3,900	378,417
		2,912,399
REITS — 6.0%
Easterly Government Properties, Inc.	10,900	232,933
Equity Commonwealth	21,800	574,212
Life Storage, Inc.	8,200	1,020,408
Rexford Industrial Realty, Inc.	2,900	179,597
		2,007,150
Retail — 6.1%
BlueLinx Holdings, Inc.*	3,400	$195,704
Freshpet, Inc.*	3,200	410,048
Haverty Furniture Cos., Inc.	10,700	381,241
MSC Industrial Direct Co., Inc., Class A	1,500	126,315
Murphy USA, Inc.	5,300	822,984
Papa John’s International, Inc.	800	102,024
		2,038,316
Savings & Loans — 0.3%
Waterstone Financial, Inc.	5,200	105,456
Semiconductors — 0.4%
EMCORE Corp.*	17,800	133,144
Software — 3.1%
Appfolio, Inc., Class A*	1,700	200,770
CSG Systems International, Inc.	5,000	241,050
ManTech International Corp., Class A	1,900	150,423
Progress Software Corp.	5,800	270,048
SPS Commerce, Inc.*	1,100	149,083
		1,011,374
Telecommunications — 1.0%
Ooma, Inc.*	9,300	176,700
Viavi Solutions, Inc.*	10,200	166,158
		342,858
Textiles — 1.5%
UniFirst Corp.	2,200	503,954
Transportation — 4.4%
Heartland Express, Inc.	16,400	275,192
Landstar System, Inc.	1,600	268,848
Werner Enterprises, Inc.	20,200	952,632
		1,496,672
Water — 3.8%
American States Water Co.	5,500	507,155
California Water Service Group	4,489	285,276
Middlesex Water Co.	4,300	470,463
		1,262,894
TOTAL COMMON STOCKS
(Cost $27,530,421)		32,928,962

The accompanying notes are an integral part of the financial statements.

SGI U.S. SMALL CAP EQUITY FUND

Portfolio of Investments (Concluded)

AUGUST 31, 2021

	Number of Shares	Value
SHORT-TERM INVESTMENTS — 1.9%
U.S. Bank Money Market Deposit Account, 0.01%(a)	635,997	$635,997
TOTAL SHORT-TERM INVESTMENTS
(Cost $635,997)		635,997
TOTAL INVESTMENTS — 99.9%
(Cost $28,166,418)		33,564,959
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.1%		39,263
NET ASSETS — 100.0%		$33,604,222

*	Non-income producing security.

(a)	The rate shown is as of August 31, 2021.

REIT Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

SGI GLOBAL EQUITY FUND

Portfolio Holdings Summary Table

AUGUST 31, 2021 (UNAUDITED)

The following table presents a summary by sector of the portfolio holdings of the Fund:

	% of Net Assets	Value
COMMON STOCKS:
Banks	13.9%	$15,562,869
Software	10.9	12,217,065
Pharmaceuticals	9.7	10,905,878
Internet	7.7	8,593,187
Retail	6.5	7,272,912
Diversified Financial Services	5.3	5,995,430
Electric	4.4	4,911,802
Telecommunications	4.0	4,476,210
Semiconductors	3.8	4,238,976
Home Furnishings	3.6	3,998,518
Computers	3.3	3,644,197
Oil & Gas	3.2	3,550,689
Biotechnology	2.8	3,163,680
REITS	1.9	2,149,341
Healthcare-Products	1.8	2,048,807
Auto Manufacturers	1.8	2,006,238
Food	1.6	1,755,025
Media	1.6	1,752,900
Chemicals	1.5	1,666,939
Cosmetics & Personal Care	1.2	1,381,183
Apparel	1.0	1,153,180
Machinery-Diversified	1.0	1,126,267
Aerospace/Defense	0.9	1,007,440
Building Materials	0.8	927,520
Insurance	0.7	770,514
Office/Business Equipment	0.6	642,870
Pipelines	0.5	594,728
Auto Parts & Equipment	0.4	397,320
Mining	0.3	363,022
Beverages	0.3	328,419
EXCHANGE-TRADED FUNDS:
Exchange-Traded Funds	1.5	1,687,292
SHORT-TERM INVESTMENTS	1.6	1,847,678
LIABILITIES IN EXCESS OF OTHER ASSETS	(0.1)	(103,202)
NET ASSETS	100.0%	$112,034,894

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

SGI GLOBAL EQUITY FUND

Portfolio of Investments

AUGUST 31, 2021

	Number of Shares	Value
COMMON STOCKS — 97.0%
Aerospace/Defense — 0.9%
Lockheed Martin Corp.	2,800	$1,007,440
Apparel — 1.0%
NIKE, Inc., Class B	7,000	1,153,180
Auto Manufacturers — 1.8%
Honda Motor Co., Ltd., (Japan) SP ADR	66,300	2,006,238
Auto Parts & Equipment — 0.4%
Gentex Corp.	12,900	397,320
Banks — 13.9%
Bank of America Corp.	50,100	2,091,675
Bank of Montreal, (Canada)	11,000	1,094,720
Bank of Nova Scotia, (The)	9,900	612,909
Canadian Imperial Bank of Commerce, (Canada)	6,900	793,569
JPMorgan Chase & Co.	12,900	2,063,355
Royal Bank of Canada, (Canada)	38,900	3,997,364
Shinhan Financial Group Co., Ltd., (South Korea) ADR	28,900	960,925
Toronto-Dominion Bank, (The), (Canada)	60,800	3,948,352
		15,562,869
Beverages — 0.3%
PepsiCo, Inc.	2,100	328,419
Biotechnology — 2.8%
Blueprint Medicines Corp.*	13,300	1,240,491
Incyte Corp.*	18,100	1,384,469
Regeneron Pharmaceuticals, Inc.*	800	538,720
		3,163,680
Building Materials — 0.8%
Johnson Controls International PLC, (Ireland)	12,400	927,520
Chemicals — 1.5%
Air Products & Chemicals, Inc.	2,800	754,628
Linde PLC, (Ireland)	2,900	912,311
		1,666,939
Computers — 3.2%
Apple, Inc.	14,900	2,262,267
Check Point Software Technologies Ltd., (Israel)*	11,000	1,381,930
		3,644,197
Cosmetics & Personal Care — 1.2%
Procter & Gamble Co., (The)	9,700	1,381,183
Diversified Financial Services — 5.3%
Cboe Global Markets, Inc.	2,700	$340,605
Houlihan Lokey, Inc.	13,500	1,217,700
ORIX Corp., (Japan) SP ADR	18,900	1,770,741
SLM Corp.	104,000	1,950,000
T Rowe Price Group, Inc.	3,200	716,384
		5,995,430
Electric — 4.4%
Algonquin Power & Utilities Corp., (Canada)	66,100	1,026,533
Duke Energy Corp.	20,200	2,114,132
Fortis, Inc., (Canada)	24,100	1,104,262
Xcel Energy, Inc.	9,700	666,875
		4,911,802
Food — 1.6%
General Mills, Inc.	9,700	560,757
Kellogg Co.	9,000	568,260
Kroger Co., (The)	13,600	626,008
		1,755,025
Healthcare-Products — 1.8%
Medtronic PLC, (Ireland)	11,000	1,468,280
STERIS PLC, (Ireland)	2,700	580,527
		2,048,807
Home Furnishings — 3.6%
Dolby Laboratories, Inc., Class A	27,400	2,715,614
Sony Group Corp., (Japan) SP ADR	12,400	1,282,904
		3,998,518
Insurance — 0.7%
China Life Insurance Co., Ltd., (China) ADR	21,200	178,292
Chubb Ltd., (Switzerland)	3,220	592,222
		770,514
Internet — 7.7%
Alphabet, Inc., Class C*	1,200	3,491,088
Amazon.com, Inc.*	1,100	3,817,869
Yandex NV, Class A (Russia)*	16,700	1,284,230
		8,593,187
Machinery-Diversified — 1.0%
CNH Industrial NV, (Netherlands)	68,300	1,126,267
Media — 1.6%
Thomson Reuters Corp., (Canada)	15,000	1,752,900
Mining — 0.3%
Southern Copper Corp.	5,800	363,022

The accompanying notes are an integral part of the financial statements.

SGI GLOBAL EQUITY FUND

Portfolio of Investments (Concluded)

AUGUST 31, 2021

	Number of Shares	Value
Office/Business Equipment — 0.6%
Canon, Inc., (Japan) SP ADR	27,000	$642,870
Oil & Gas — 3.2%
Chevron Corp.	7,200	696,744
China Petroleum & Chemical Corp., (China) ADR	14,400	691,056
Exxon Mobil Corp.	15,800	861,416
PetroChina Co., Ltd., (China) ADR	20,500	894,005
TOTAL SE, (France) SP ADR	9,200	407,468
		3,550,689
Pharmaceuticals — 9.8%
CVS Health Corp.	12,500	1,079,875
GlaxoSmithKline PLC, (United Kingdom) SP ADR	27,500	1,120,350
Merck & Co., Inc.	12,300	938,367
Novartis AG, (Switzerland) SP ADR	15,500	1,432,045
Novo Nordisk, (Denmark) SP ADR	26,300	2,629,211
Sanofi, (France) ADR	33,670	1,743,433
Takeda Pharmaceutical Co., Ltd., (Japan) SP ADR	118,300	1,962,597
		10,905,878
Pipelines — 0.5%
Cheniere Energy, Inc.*	6,800	594,728
REITS — 1.9%
American Homes 4 Rent, Class A	35,900	1,505,646
Digital Realty Trust, Inc.	1,800	295,038
VEREIT, Inc.	6,900	348,657
		2,149,341
Retail — 6.5%
Costco Wholesale Corp.	4,800	2,186,352
Dollar General Corp.	8,200	1,827,862
Starbucks Corp.	3,200	375,968
Target Corp.	4,800	1,185,504
Wal-Mart Stores, Inc.	11,460	1,697,226
		7,272,912
Semiconductors — 3.8%
QUALCOMM, Inc.	1,800	264,042
Taiwan Semiconductor Manufacturing Co., Ltd., (China) SP ADR	33,400	3,974,934
		4,238,976
Software — 10.9%
Adobe Systems, Inc.*	4,800	$3,185,760
Electronic Arts, Inc.	3,200	464,672
Microsoft Corp.	14,100	4,256,508
Salesforce.com, Inc.*	6,300	1,671,201
ServiceNow, Inc.*	4,100	2,638,924
		12,217,065
Telecommunications — 4.0%
Chunghwa Telecom Co., Ltd., (China) SP ADR	49,800	2,034,330
Nice Ltd., (Isreal) SP ADR	8,400	2,441,880
		4,476,210
TOTAL COMMON STOCKS
(Cost $92,105,118)		108,603,126

EXCHANGE-TRADED FUNDS — 1.5%
Exchange-Traded Funds — 1.5%
iShares MSCI ACWI ETF	8,100	845,073
Vanguard Total World Stock ETF	7,900	842,219
		1,687,292
TOTAL EXCHANGE-TRADED FUNDS
(Cost $1,672,068)		1,687,292

SHORT-TERM INVESTMENTS — 1.6%
U.S. Bank Money Market Deposit Account, 0.01% (a)	1,847,678	1,847,678
TOTAL SHORT-TERM INVESTMENTS
(Cost $1,847,678)		1,847,678
TOTAL INVESTMENTS — 100.1%
(Cost $95,624,864)		112,138,096
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.1)%		(103,202)
NET ASSETS — 100.0%		$112,034,894

*	Non-income producing security.

(a)	The rate shown is as of August 31, 2021.

ADR American Depositary Receipt

PLC Public Limited Company

REIT Real Estate Investment Trust

SP ADR Sponsored ADR

The accompanying notes are an integral part of the financial statements.

SGI CONSERVATIVE FUND

Portfolio Holdings Summary Table

AUGUST 31, 2021 (UNAUDITED)

The following table presents a summary by sector of the portfolio holdings of the Fund:

	% of Net Assets	Value
EXCHANGE-TRADED FUNDS	89.2%	$1,245,380
MUTUAL FUNDS	9.8	136,202
SHORT-TERM INVESTMENTS	2.3	32,475
LIABILITIES IN EXCESS OF OTHER ASSETS	(1.3)	(17,585)
NET ASSETS	100%	$1,396,472

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

SGI CONSERVATIVE FUND

Portfolio of Investments

AUGUST 31, 2021

	Number of Shares	Value
EXCHANGE-TRADED FUNDS — 89.2%
Exchange-Traded Funds — 89.2%
Invesco QQQ Trust Series 1	160	$60,792
iShares Core 1-5 Year USD Bond ETF	3,850	197,544
iShares Core MSCI EAFE ETF	420	32,235
iShares Core S&P Small-Cap ETF	340	38,206
iShares Core U.S. Aggregate Bond ETF	6,490	753,229
iShares Edge MSCI Min Vol USA ETF	210	16,306
iShares MSCI USA Momentum Factor ETF	330	60,139
iShares MSCI USA Quality Factor ETF	120	16,950
iShares TIPS Bond ETF	540	69,979
		1,245,380
TOTAL EXCHANGE-TRADED FUNDS
(Cost $1,228,540)		1,245,380

MUTUAL FUNDS — 9.8%
Mutual Funds — 9.8%
SGI Global Equity Fund, Class I	1,485	56,913
SGI Small Cap Growth Fund, Class I	377	14,581
SGI US Large Cap Equity Fund, Class I	2,788	64,708
		136,202
TOTAL MUTUAL FUNDS
(Cost $117,069)		136,202

SHORT-TERM INVESTMENTS — 2.3%
U.S. Bank Money Market Deposit Account, 0.01% (a)	32,475	32,475
TOTAL SHORT-TERM INVESTMENTS
(Cost $32,475)		32,475
TOTAL INVESTMENTS — 101.3%
(Cost $1,378,084)		1,414,057
LIABILITIES IN EXCESS OF OTHER ASSETS — (1.3)%		(17,585)
NET ASSETS — 100.0%		$1,396,472

(a)	The rate shown is as of August 31, 2021.

ETF Exchange-Traded Funds

The accompanying notes are an integral part of the financial statements.

SGI PRUDENT GROWTH FUND

Portfolio Holdings Summary Table

AUGUST 31, 2021 (UNAUDITED)

The following table presents a summary by sector of the portfolio holdings of the Fund:

	% of Net Assets	Value
EXCHANGE-TRADED FUNDS	50.0%	$5,400,975
MUTUAL FUNDS	48.4	5,231,101
SHORT-TERM INVESTMENTS	2.4	257,961
LIABILITIES IN EXCESS OF OTHER ASSETS	(0.8)	(82,594)
NET ASSETS	100%	$10,807,443

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

SGI PRUDENT GROWTH FUND

Portfolio of Investments

AUGUST 31, 2021

	Number of Shares	Value
EXCHANGE-TRADED FUNDS — 50.0%
Exchange-Traded Funds — 50.0%
Invesco QQQ Trust Series 1	1,490	$566,125
iShares Broad USD High Yield Corporate Bond ETF	5,150	214,961
iShares Core 1-5 Year USD Bond ETF	12,670	650,098
iShares Core MSCI EAFE ETF	6,380	489,665
iShares Core S&P Small-Cap ETF	3,110	349,471
iShares Core U.S. Aggregate Bond ETF	17,250	2,002,035
iShares Edge MSCI Min Vol USA ETF	1,940	150,641
iShares MSCI USA Momentum Factor ETF	3,080	561,299
iShares MSCI USA Quality Factor ETF	1,060	149,725
iShares TIPS Bond ETF	2,060	266,955
		5,400,975
TOTAL EXCHANGE-TRADED FUNDS
(Cost $5,182,906)		5,400,975

MUTUAL FUNDS — 48.4%
Mutual Funds — 48.4%
SGI Global Equity Fund, Class I	64,173	2,459,759
SGI Small Cap Growth Fund, Class I	26,464	1,022,575
SGI US Large Cap Equity Fund, Class I	56,522	1,311,872
SGI US Small Cap Equity Fund, Class I	36,683	436,895
		5,231,101
TOTAL MUTUAL FUNDS
(Cost $4,444,829)		5,231,101

SHORT-TERM INVESTMENTS — 2.4%
U.S. Bank Money Market Deposit Account, 0.01% (a)	257,961	257,961
TOTAL SHORT-TERM INVESTMENTS
(Cost $257,961)		257,961
TOTAL INVESTMENTS — 100.8%
(Cost $9,885,696)		10,890,037
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.8)%		(82,594)
NET ASSETS — 100.0%		$10,807,443

(a)	The rate shown is as of August 31, 2021.

ETF Exchange-Traded Funds

The accompanying notes are an integral part of the financial statements.

SGI PEAK GROWTH FUND

Portfolio Holdings Summary Table

AUGUST 31, 2021 (UNAUDITED)

The following table presents a summary by sector of the portfolio holdings of the Fund:

	% of Net Assets	Value
EXCHANGE-TRADED FUNDS	23.6%	$2,586,098
MUTUAL FUNDS	75.2	8,221,093
SHORT-TERM INVESTMENTS	0.1	12,484
OTHER ASSETS IN EXCESS OF LIABILITIES	1.1	119,937
NET ASSETS	100%	$10,939,612

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

SGI PEAK GROWTH FUND

Portfolio of Investments

AUGUST 31, 2021

	Number of Shares	Value
EXCHANGE-TRADED FUNDS — 23.6%
Exchange-Traded Funds — 23.6%
Invesco QQQ Trust Series 1	1,510	$573,724
iShares Core MSCI EAFE ETF	10,030	769,803
iShares Core S&P Small-Cap ETF	3,210	360,708
iShares Edge MSCI Min Vol USA ETF	2,010	156,077
iShares MSCI USA Momentum Factor ETF	3,130	570,411
iShares MSCI USA Quality Factor ETF	1,100	155,375
		2,586,098
TOTAL EXCHANGE-TRADED FUNDS
(Cost $2,390,048)		2,586,098

MUTUAL FUNDS — 75.2%
Mutual Funds — 75.2%
SGI Global Equity Fund, Class I	85,748	3,286,722
SGI Small Cap Growth Fund, Class I	59,644	2,304,649
SGI US Large Cap Equity Fund, Class I	84,875	1,969,949
SGI US Small Cap Equity Fund, Class I	55,397	659,773
		8,221,093
TOTAL MUTUAL FUNDS
(Cost $7,040,915)		8,221,093

SHORT-TERM INVESTMENTS — 0.1%
U.S. Bank Money Market Deposit Account, 0.01% (a)	12,484	12,484
TOTAL SHORT-TERM INVESTMENTS
(Cost $12,484)		12,484
TOTAL INVESTMENTS — 98.9%
(Cost $9,443,447)		10,819,675
OTHER ASSETS IN EXCESS OF LIABILITIES — 1.1%		119,937
NET ASSETS — 100.0%		$10,939,612

(a)	The rate shown is as of August 31, 2021.

ETF Exchange-Traded Funds

The accompanying notes are an integral part of the financial statements.

SGI SMALL CAP GROWTH FUND

Portfolio Holdings Summary Table

AUGUST 31, 2021 (UNAUDITED)

The following table presents a summary by security type of the portfolio holdings of the Fund:

	% of Net Assets	Value
COMMON STOCKS:
Pharmaceuticals	10.1%	$9,811,395
Retail	8.9	8,668,425
Healthcare-Products	6.6	6,401,777
Diversified Financial Services	6.6	6,381,158
Software	6.4	6,280,009
Commercial Services	6.1	5,947,145
Biotechnology	5.4	5,248,850
Transportation	4.3	4,238,153
Healthcare-Services	3.0	2,928,308
Food	3.0	2,896,151
Internet	2.8	2,743,301
Banks	2.5	2,417,773
Electronics	2.1	2,001,988
Telecommunications	2.0	1,968,978
Home Furnishings	2.0	1,931,012
Building Materials	1.9	1,854,090
Leisure Time	1.8	1,746,223
Oil & Gas Services	1.8	1,741,289
Metal Fabricate/Hardware	1.7	1,675,340
Beverages	1.5	1,464,942
Media	1.5	1,454,742
Computers	1.2	1,200,258
Insurance	1.1	1,095,086
Auto Parts & Equipment	1.0	951,551
Distribution/Wholesale	1.0	934,632
REITS	0.9	912,499
Machinery-Diversified	0.9	840,775
Textiles	0.8	778,838
Housewares	0.7	688,327
Oil & Gas	0.6	629,177
Semiconductors	0.6	609,620
Apparel	0.6	601,144
Chemicals	0.5	529,226
Household Products/Wares	0.5	527,186
Water	0.5	488,713
Gas	0.5	483,590
Miscellaneous Manufacturing	0.5	481,459
Aerospace/Defense	0.5	447,732
Entertainment	0.4	390,586
Machinery-Construction & Mining	0.3	338,499
Home Builders	0.3	322,245
Electrical Components & Equipment	0.3	305,397
Savings & Loans	0.3	291,434
Energy-Alternate Sources	0.3	269,770
Packaging & Containers	0.2	174,975
Environmental Control	0.2	168,378
Office Furnishings	0.2	154,628
Real Estate	0.1	120,036
Lodging	0.1	91,560

The accompanying notes are an integral part of the financial statements.

SGI SMALL CAP GROWTH FUND

Portfolio Holdings Summary Table (CONCLUDED)

AUGUST 31, 2021 (UNAUDITED)

	% of Net Assets	Value
EXCHANGE-TRADED FUNDS:
Exchange-Traded Funds	1.3%	$1,270,144
SHORT-TERM INVESTMENTS	1.7	1,615,814
OTHER ASSETS IN EXCESS OF LIABILITIES	(0.1)	(105,665)
NET ASSETS	100.0%	$97,408,663

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

SGI SMALL CAP GROWTH FUND

Portfolio of Investments

AUGUST 31, 2021

	Number of Shares	Value
Common Stocks — 97.1%
Aerospace/Defense — 0.5%
Astronics Corp.*	22,200	$296,592
Mercury Systems, Inc.*	3,000	151,140
		447,732
Apparel — 0.6%
Rocky Brands, Inc.	9,200	457,056
Unifi, Inc.*	6,200	144,088
		601,144
Auto Parts & Equipment — 1.0%
American Axle & Manufacturing Holdings, Inc.*	45,900	407,133
Commercial Vehicle Group, Inc.*	51,800	544,418
		951,551
Banks — 2.4%
Farmers National Banc Corp.	9,200	143,520
First Financial Corp.	11,800	477,074
Metropolitan Bank Holding Corp.*	4,000	313,200
Nicolet Bankshares, Inc.*	5,600	427,896
Origin Bancorp, Inc.	8,800	362,120
Provident Bancorp, Inc.	4,800	77,904
QCR Holdings, Inc.	6,100	316,895
Stock Yards Bancorp, Inc.	5,800	299,164
		2,417,773
Beverages — 1.5%
Coca Cola Bottling Co.	1,200	487,392
National Beverage Corp.	21,000	977,550
		1,464,942
Biotechnology — 5.5%
Anaptysbio, Inc.*	6,500	166,465
Cue Biopharma, Inc.*	17,700	212,223
Evolus, Inc.*	45,200	479,120
Innoviva, Inc.*	49,500	755,370
Organogenesis Holdings, Inc.*	57,200	975,832
Puma Biotechnology, Inc.*	46,200	349,734
Radius Health, Inc.*	41,400	573,804
Rigel Pharmaceuticals, Inc.*	220,600	838,280
Surface Oncology, Inc.*	114,949	727,627
Verastem, Inc.*	64,300	170,395
		5,248,850
Building Materials — 1.8%
AAON, Inc.	10,500	715,155
Boise Cascade Co.	15,680	907,088
UFP Industries, Inc.	3,088	231,847
		1,854,090
Chemicals — 0.5%
American Vanguard Corp.	21,000	$321,930
Quaker Chemical Corp.	800	207,296
		529,226
Commercial Services — 6.0%
Aaron’s Co. Inc., (The)	10,000	265,200
American Public Education Inc.*	13,000	341,900
Barrett Business Services Inc.	2,500	193,750
Carriage Services, Inc.	4,400	203,412
Franklin Covey Co.*	6,600	286,902
FTI Consulting, Inc.*	6,800	950,028
Heidrick & Struggles International Inc.	19,300	834,146
Kforce, Inc.	10,000	584,200
Perdoceo Education Corp.*	48,500	532,530
PROG Holdings, Inc.*	17,381	822,469
ShotSpotter, Inc.*	2,200	87,626
Transcat, Inc.*	4,600	311,696
Vectrus, Inc.*	10,600	533,286
		5,947,145
Computers — 1.3%
Corsair Gaming, Inc.*	3,300	95,535
PAE, Inc.*	57,300	383,337
Quantum Corp.*	57,300	357,552
Tenable Holdings, Inc.*	8,200	363,834
		1,200,258
Distribution/Wholesale — 1.0%
Leslies, Inc.*	6,600	159,192
Titan Machy, Inc.*	27,000	775,440
		934,632
Diversified Financial Services — 6.5%
Columbia Financial, Inc.*	20,000	360,600
Cowen Group, Inc., Class A	13,300	479,332
Enova International, Inc.*	7,000	230,860
Ezcorp, Inc., Class A*	32,700	225,303
Greenhill & Co., Inc.	20,400	300,696
Houlihan Lokey, Inc.	8,400	757,680
International Money Express, Inc.*	26,500	483,360
PJT Partners, Inc., Class A	13,198	1,042,378
Pra Group, Inc.*	16,700	701,400
SLM Corp.	26,951	505,331
Virtu Financial, Inc., Class A	29,600	724,608
World Accep Corp.*	3,000	569,610
		6,381,158
Electrical Components & Equipment — 0.3%
nLight, Inc.*	4,700	129,767
Orion Energy Systems, Inc.*	38,600	175,630
		305,397

The accompanying notes are an integral part of the financial statements.

SGI SMALL CAP GROWTH FUND

Portfolio of Investments (Continued)

AUGUST 31, 2021

	Number of Shares	Value
Electronics — 2.1%
CyberOptics Corp.*	7,700	$323,785
OSI Systems, Inc.*	2,500	247,350
Turtle Beach Corp.*	34,538	981,225
Universal Electronics, Inc.*	8,900	449,628
		2,001,988
Energy-Alternate Sources — 0.3%
Alto Ingredients, Inc.*	53,000	269,770
Entertainment — 0.4%
Chicken Soup For The Soul Entertainment, Inc., Class A*	16,100	390,586
Environmental Control — 0.2%
Heritage Crystal Clean, Inc.*	5,700	168,378
Food — 2.9%
Flowers Foods, Inc.	41,900	1,011,047
Sanfilippo John B & Son, Inc.	2,100	178,479
Sprouts Farmers Market, Inc.*	40,700	1,013,430
Treehouse Foods, Inc.*	18,500	693,195
		2,896,151
Gas — 0.5%
Chesapeake Utilities Corp.	3,700	483,590
Healthcare-Products — 6.5%
Cardiovascular Systems, Inc.*	25,200	901,908
Cerus Corp.*	21,600	139,320
Hanger, Inc.*	27,600	659,088
ICU Medical, Inc.*	2,784	554,991
Inari Medical, Inc.*	10,700	875,902
Natus Medical Inc.*	25,575	678,249
Quidel Corp.*	7,300	941,335
Retractable Technologies, Inc.*	10,000	128,800
SI-BONE, Inc.*	5,300	129,373
Surmodics, Inc.*	4,700	282,329
Tandem Diabetes Care, Inc.*	9,900	1,110,483
		6,401,778
Healthcare-Services — 3.0%
Agilon Health, Inc.*	13,700	479,500
Aveanna Healthcare Holdings, Inc.*	104,700	988,368
Fulgent Genetics, Inc.*	3,000	273,720
Inotiv, Inc.*	15,700	408,671
Joint Corp, (The)*	5,700	582,369
Sotera Health Co.*	8,000	195,680
		2,928,308
Home Builders — 0.3%
Forestar Group, Inc.*	15,500	322,245
Home Furnishings — 2.0%
Dolby Laboratories, Inc., Class A	1,800	$178,398
Herman Miller, Inc.	8,200	344,646
Lovesac Co., (The)*	10,500	593,880
Sleep Number Corp.*	8,800	814,088
		1,931,012
Household Products/Wares — 0.6%
WD-40 Co.	2,200	527,186
Housewares — 0.7%
Scotts Miracle Gro Co.	4,389	688,327
Insurance — 1.2%
Amerisafe, Inc.	8,400	483,420
Mercury General Corp.	1,600	95,536
Nmi Holdings, Inc., Class A*	11,700	264,069
Safety Ins Group, Inc.	3,100	252,061
		1,095,086
Internet — 2.8%
Everquote, Inc., Class A*	20,500	403,645
HealthStream, Inc.*	14,400	437,616
Makemytrip Ltd.*	14,100	364,062
Mimecast Ltd.*	7,400	516,594
Net Element, Inc.*	23,217	253,994
QuinStreet, Inc.*	42,847	767,390
		2,743,301
Leisure Time — 1.9%
Liberty Tripadvisor Holdings, Inc., Class A*	44,500	166,430
MasterCraft Boat Holdings, Inc.*	10,900	271,846
Nautilus, Inc.*	67,849	773,479
OneWater Marine, Inc., Class A	13,200	534,468
		1,746,223
Lodging — 0.1%
Bluegreen Vacations Holding Corp.*	4,000	91,560
Machinery-Construction & Mining — 0.3%
Argan, Inc.	7,311	338,499
Machinery-Diversified — 0.9%
Applied Industrial Technologies, Inc.	2,803	248,935
Tennant Co.	8,000	591,840
		840,775
Media — 1.4%
Scripps E W Co., Class A	24,500	454,230
World Wrestling Entertainment, Inc., Class A	19,200	1,000,512
		1,454,742

The accompanying notes are an integral part of the financial statements.

SGI SMALL CAP GROWTH FUND

Portfolio of Investments (Continued)

AUGUST 31, 2021

	Number of Shares	Value
Metal Fabricate/Hardware — 1.8%
Mayville Engineering Co., Inc.*	5,600	$83,552
Mueller Inds, Inc.	19,000	847,590
Olympic Steel, Inc.	27,300	744,198
		1,675,340
Miscellaneous Manufacturing — 0.5%
American Outdoor Brands, Inc.*	17,300	481,459
Office Furnishings — 0.1%
Kimball International, Inc., Class B	12,400	154,628
Oil & Gas — 0.6%
CNX Resources Corp.*	24,300	276,048
Earthstone Energy, Inc., Class A*	42,700	353,129
		629,177
Oil & Gas Services — 1.8%
DMC Global, Inc.*	18,700	751,179
National Energy Services Reunited Corp.*	28,800	326,880
ProPetro Holding Corp.*	46,300	358,362
Rpc, Inc.*	79,600	304,868
		1,741,289
Packaging & Containers — 0.2%
UFP Technologies, Inc.*	2,500	174,975
Pharmaceuticals — 10.0%
Agile Therapeutics, Inc.*	126,000	146,160
Amphastar Pharmaceuticals, Inc.*	9,500	186,770
Anika Therapeutics, Inc.*	12,400	534,812
Antares Pharma, Inc.*	133,200	524,808
Biodelivery Sciences International Inc.*	129,700	500,642
Catalyst Pharmaceuticals Partners, Inc.*	130,000	716,300
Collegium Pharmaceutical, Inc.*	40,300	827,359
Eagle Pharmaceuticals, Inc.*	12,319	657,465
Fortress Biotech, Inc.*	44,900	147,721
Harmony Biosciences Holdings, Inc.*	16,800	569,352
Harpoon Therapeutics, Inc.*	10,800	102,384
Herbalife, Ltd.*	17,500	898,450
Ironwood Pharmaceuticals Inc., Class A*	77,542	1,015,800
KalVista Pharmaceuticals, Inc.*	24,500	500,780
Pacira BioSciences, Inc.*	8,000	474,320
Paratek Pharmaceuticals, Inc.*	18,600	103,416
PetIQ, Inc.*	23,100	599,445
Spero Therapeutics, Inc.*	8,900	171,325
Syros Pharmaceuticals, Inc.*	31,800	168,540
USANA Health Sciences, Inc.*	9,951	965,545
		9,811,394
Real Estate — 0.1%
Fathom Holdings, Inc.*	4,200	$120,036
REITS — 1.0%
Easterly Government Properties, Inc.	42,700	912,499
Retail — 8.9%
Abercrombie & Fitch Co., Class A*	13,200	472,032
Bjs Restaurants, Inc.*	14,800	632,848
BlueLinx Holdings, Inc.*	13,300	765,548
Chuys Holdings, Inc.*	27,600	890,376
Citi Trends, Inc.*	8,500	732,190
Duluth Holdings, Inc., Class B*	36,600	569,496
El Pollo Loco Holdings, Inc.*	24,000	435,360
Haverty Furniture Cos., Inc.	26,700	951,321
Lumber Liquidators Holdings, Inc.*	48,312	1,007,788
Nu Skin Enterprises, Inc., Class A	8,443	427,385
Rush Enterprises, Inc., Class A	11,100	489,510
Texas Roadhouse, Inc.	10,300	978,500
Tillys, Inc., Class A	20,300	316,071
		8,668,425
Savings & Loans — 0.4%
Hometrust Bancshares, Inc.	5,300	147,446
Waterstone Financial, Inc.	7,100	143,988
		291,434
Semiconductors — 0.6%
EMCORE Corp.*	81,500	609,620
Software — 6.5%
Benefitfocus, Inc.*	46,300	558,841
Brightcove, Inc.*	33,900	385,104
Castlight Health, Inc., Class B*	100,600	182,086
Computer Programs & Systems, Inc.*	6,200	220,534
Cornerstone Ondemand, Inc.*	6,800	389,640
Dropbox, Inc., Class A*	16,667	528,510
Duck Creek Technologies, Inc.*	21,300	993,219
eGain Corp.*	17,101	201,450
Health Catalyst, Inc.*	3,700	202,057
Immersion Corp.*	21,100	158,250
Jamf Holding Corp.*	21,100	741,665
Model N, Inc.*	3,000	101,730
Playtika Holding Corp.*	40,700	1,074,073
Verra Mobility Corp.*	35,000	542,850
		6,280,009

The accompanying notes are an integral part of the financial statements.

SGI SMALL CAP GROWTH FUND

Portfolio of Investments (Concluded)

AUGUST 31, 2021

	Number of Shares	Value
Telecommunications — 2.0%
A10 Networks, Inc.*	14,425	$200,363
ATN International, Inc.	3,300	150,447
DZS, Inc.*	9,800	135,338
Harmonic, Inc.*	45,000	415,800
Ooma, Inc.*	26,900	511,100
United States Cellular Corp.*	17,400	555,930
		1,968,978
Textiles — 0.8%
UniFirst Corp.	3,400	778,838
Transportation — 4.3%
Covenant Logistics Group, Inc.*	9,000	219,240
Custom Truck One Source, Inc.*	12,500	107,125
Daseke, Inc.*	39,600	374,220
Genco Shipping & Trading, Ltd.	10,800	210,492
Heartland Express, Inc.	42,800	718,184
Landstar System, Inc.	2,500	420,075
Marten Transport, Ltd.	28,300	441,197
Safe Bulkers, Inc.*	174,600	705,384
Werner Enterprises, Inc.	22,100	1,042,236
		4,238,153
Water — 0.5%
American States Water Co.	5,300	488,713
TOTAL COMMON STOCKS
(Cost $94,225,202)		94,628,370

EXCHANGE-TRADED FUNDS — 1.3%
Exchange-Traded Funds — 1.3%
iShares Russell 2000 ETF	3,200	722,944
Vanguard Russell 2000 ETF	6,000	547,200
		1,270,144
TOTAL EXCHANGE-TRADED FUNDS
(Cost $1,250,273)		1,270,144

SHORT-TERM INVESTMENTS — 1.7%
U.S. Bank Money Market Deposit Account, 0.01% (a)		$1,615,814
TOTAL SHORT-TERM INVESTMENTS
(Cost $1,615,814)		1,615,814
TOTAL INVESTMENTS — 100.1%
(Cost $97,091,289)		97,514,328
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.1)%		(105,665)
NET ASSETS — 100.0%		$97,408,663

*	Non-income producing security.

(a)	The rate shown is as of August 31, 2021.

ETF Exchange-Traded Funds

REIT Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

SUMMIT GLOBAL INVESTMENTS

Statements of Assets and Liabilities

AUGUST 31, 2021

	SGI U.S. Large Cap Equity Fund	SGI U.S. Small Cap Equity Fund	SGI Global Equity Fund
ASSETS
Investments, at value (cost $396,260,630, $27,530,421, and $93,777,186 respectively)	$532,084,034	$32,928,962	$110,290,418
Short-term investments, at value (cost $6,149,266, $635,997, and $1,847,678, respectively)	6,149,266	635,997	1,847,678
Receivables for:
Capital shares sold	989,027	109,849	45,235
Dividends	660,340	28,759	231,730
Prepaid expenses and other assets	32,489	17,679	28,902
Total assets	$539,915,156	$33,721,246	$112,443,963

LIABILITIES
Payables for:
Capital shares redeemed	$956,664	$40,675	$321,419
Advisory fees	316,339	16,945	47,856
Other accrued expenses and liabilities	143,296	59,404	39,794
Total liabilities	1,416,299	117,024	409,069
Net assets	$538,498,857	$33,604,222	$112,034,894

NET ASSETS CONSIST OF:
Par value	$23,206	$2,825	$2,923
Paid-in capital	333,942,622	30,887,023	91,607,018
Total distributable earnings/(loss)	204,533,029	2,714,374	20,424,953
Net assets	$538,498,857	$33,604,222	$112,034,894
CLASS I SHARES:
Net assets applicable to Class I Shares	$506,159,236	$27,913,292	$112,034,894
Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	21,810,635	2,344,567	2,922,727
Net asset value, offering and redemption price per share	$23.21	$11.91	$38.33

CLASS A SHARES:
Net assets applicable to Class A Shares	$29,422,900	$5,573,010	$—
Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	1,265,743	470,285	—
Net asset value and redemption price per share	$23.25	$11.85	$—
Maximum offering price per share (100/94.75 of $23.25 and $11.85, respectively)	$24.53	$12.51	$—

CLASS C SHARES:
Net assets applicable to Class C Shares	$2,916,721	$117,920	$—
Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	129,406	10,274	—
Net asset value, offering and redemption price per share	$22.54	$11.48	$—

The accompanying notes are an integral part of the financial statements.

SUMMIT GLOBAL INVESTMENTS

Statements of Assets and Liabilities (Concluded)

AUGUST 31, 2021

	SGI CONSERVATIVE Fund	SGI prudent growth Fund	SGI PEAK GROWTH FUND	SGI SMALL CAP GROWTH FUND
ASSETS
Investments, at value (cost $1,345,609, $9,627,735,$9,430,963,and, $95,475,475, respectively)	$1,381,582	$10,632,076	$10,807,191	$95,898,514
Short-term investments, at value (cost $32,475, $257,961, $12,484, and $1,615,814, respectively)	32,475	257,961	12,484	1,615,814
Receivables for:
Capital shares sold	—	—	—	37,794
Dividends	—	—	—	59,996
Due from advisor	5,854	—	—	—
Investments sold	46,210	434,329	666,441	—
Prepaid expenses and other assets	11,611	13,075	10,636	22,177
Total assets	$1,477,732	$11,337,441	$11,496,752	$97,634,295

LIABILITIES
Payables for:
Investments Purchased	$52,056	$497,569	$525,286	$—
Capital shares redeemed	—	—	—	121,143
Advisory fees	—	6,054	6,422	71,961
Other accrued expenses and liabilities	29,204	26,375	25,432	32,528
Total liabilities	81,260	529,998	557,140	225,632
Net assets	$1,396,472	$10,807,443	$10,939,612	$97,408,663

NET ASSETS CONSIST OF:
Par value	$133	$925	$866	$2,521
Paid-in capital	1,335,996	9,611,564	9,022,964	71,510,202
Total distributable earnings/(loss)	60,343	1,194,954	1,915,782	25,895,940
Net assets	$1,396,472	$10,807,443	$10,939,612	$97,408,663
CLASS I SHARES:
Net assets applicable to Class I Shares	$1,396,472	$10,807,443	$10,939,612	$97,408,663
Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	132,567	924,850	866,303	2,521,128
Net asset value, offering and redemption price per share	$10.53	$11.69	$12.63	$38.64

The accompanying notes are an integral part of the financial statements.

SUMMIT GLOBAL INVESTMENTS

Statements of Operations

FOR THE YEAR ENDED AUGUST 31, 2021

	SGI U.S. Large Cap Equity Fund	SGI U.S. Small Cap Equity Fund	SGI Global Equity Fund
INVESTMENT INCOME
Dividends (net of foreign withholdings taxes of $0, $5,325, and $152,265 respectively)	$5,351,389	$461,955	$1,723,342
Total investment income	5,351,389	461,955	1,723,342

EXPENSES
Advisory fees (Note 2)	3,683,935	430,563	624,166
Administration and accounting fees (Note 2)	249,800	39,632	54,959
Transfer agent fees (Note 2)	189,599	33,369	61,492
Legal fees	96,722	8,980	14,153
Director fees	90,962	7,871	9,084
Officer fees	67,027	5,911	8,797
Distribution fees - Class A Shares	62,685	18,943	—
Distribution fees - Class C Shares	28,016	1,104	—
Registration and filing fees	53,958	50,390	25,493
Audit and tax service fees	35,465	33,562	31,282
Printing and shareholder reporting fees	28,357	3,101	2,371
Custodian fees (Note 2)	22,311	15,219	10,614
Other expenses	37,325	4,246	4,551
Total expenses before waivers and/or reimbursements	4,646,162	652,891	846,962
(Waivers and/or reimbursements) net of amounts recouped (Note 2)	—	(75,377)	(97,962)
Net expenses after waivers and/or reimbursements net of amounts recouped	4,646,162	577,514	749,000
Net investment income/(loss)	705,227	(115,559)	974,342

NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS
Net realized gain/(loss) from investments	85,368,756	9,246,644	5,367,053
Net change in unrealized appreciation/(depreciation) on investments	6,254,867	317,525	9,054,219
Net realized and unrealized gain/(loss) on investments	91,623,623	9,564,169	14,421,272
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$92,328,850	$9,448,610	$15,395,614

The accompanying notes are an integral part of the financial statements.

SUMMIT GLOBAL INVESTMENTS

Statements of Operations (Concluded)

FOR THE YEAR ENDED AUGUST 31, 2021

	SGI CONSERVATIVE Fund	SGI prudent growth Fund	SGI PEAK GROWTH FUND	SGI SMALL CAP GROWTH FUND
INVESTMENT INCOME
Dividends (net of foreign withholdings taxes of $0, $0, $0, and $2,497, respectively)	$20,248	$91,786	$49,678	$627,178
Total investment income	20,248	91,786	49,678	627,178

EXPENSES
Advisory fees (Note 2)	9,823	66,724	69,730	756,748
Administration and accounting fees (Note 2)	14,962	18,012	18,272	60,158
Transfer agent fees (Note 2)	1,216	7,160	8,129	38,827
Legal fees	5	44	42	25,974
Director fees	35	140	140	18,384
Officer fees	17	140	135	16,431
Registration and filing fees	9,463	11,315	10,584	25,265
Audit and tax service fees	27,927	27,927	27,927	25,213
Printing and shareholder reporting fees	764	2,107	2,112	4,907
Custodian fees (Note 2)	37	44	2,246	15,887
Offering costs	20,808	20,808	20,808	—
Other expenses	907	1,275	1,454	9,123
Total expenses before waivers and/or reimbursements	85,964	155,696	161,579	996,917
(Waivers and/or reimbursements) net of amounts recouped (Note 2)	(63,697)	(4,454)	(3,523)	(38,737)
Net expenses after waivers and/or reimbursements net of amounts recouped	22,267	151,242	158,056	958,180
Net investment income/(loss)	(2,019)	(59,456)	(108,378)	(331,002)

NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS
Net realized gain/(loss) from investments	28,972	264,359	662,947	29,571,349
Net change in unrealized appreciation/(depreciation) on investments	19,369	698,753	779,268	(5,218,328)
Net realized and unrealized gain/(loss) on investments	48,341	963,112	1,442,215	24,353,021
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$46,322	$903,656	$1,333,837	$24,022,019

The accompanying notes are an integral part of the financial statements.

SGI U.S. LARGE CAP EQUITY FUND

Statements of Changes in Net Assets

	FOR THE YEAR ENDED AUGUST 31, 2021	FOR THE YEAR ENDED AUGUST 31, 2020
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income/(loss)	$705,227	$4,056,849
Net realized gain/(loss) from investments	85,368,756	(11,612,784)
Net change in unrealized appreciation/(depreciation) on investments	6,254,867	54,613,524
Net increase/(decrease) in net assets resulting from operations	92,328,850	47,057,589

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Total distributable earnings	(3,273,647)	(14,903,187)
Net decrease in net assets from dividends and distributions to shareholders	(3,273,647)	(14,903,187)

INCREASE/(DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS:
Class I Shares
Proceeds from shares sold	105,163,748	227,813,044
Reinvestment of distributions	700,221	4,370,538
Shares redeemed	(240,294,997)	(202,815,918)
Total from Class I Shares	(134,431,028)	29,367,664
Class A Shares
Proceeds from shares sold	6,983,680	11,780,291
Reinvestment of distributions	103,833	410,286
Shares redeemed	(5,603,311)	(5,403,116)
Total from Class A Shares	1,484,202	6,787,461
Class C Shares
Proceeds from shares sold	240,050	1,268,707
Reinvestment of distributions	7,069	48,859
Shares redeemed	(706,698)	(975,466)
Total from Class C Shares	(459,579)	342,100
Net increase/(decrease) in net assets from capital share transactions	(133,406,405)	36,497,225
Total increase/(decrease) in net assets	(44,351,202)	68,651,627

NET ASSETS:
Beginning of period	582,850,059	514,198,432
End of period	$538,498,857	$582,850,059

The accompanying notes are an integral part of the financial statements.

SGI U.S. LARGE CAP EQUITY FUND

Statements of Changes in Net Assets (Concluded)

	FOR THE YEAR ENDED AUGUST 31, 2021	FOR THE YEAR ENDED AUGUST 31, 2020
SHARES TRANSACTIONS:
Class I Shares
Shares sold	5,108,245	12,796,027
Shares reinvested	34,701	238,109
Shares redeemed	(11,798,906)	(11,814,581)
Total Class I Shares	(6,655,960)	1,219,555
Class A Shares
Shares sold	334,721	678,397
Shares reinvested	5,158	22,298
Shares redeemed	(269,665)	(311,716)
Total Class A Shares	70,214	388,979
Class C Shares
Shares sold	12,078	73,186
Shares reinvested	366	2,734
Shares redeemed	(35,577)	(55,487)
Total Class C Shares	(23,133)	20,433
Net increase/(decrease) in shares outstanding	(6,608,879)	1,628,967

The accompanying notes are an integral part of the financial statements.

SGI U.S. SMALL CAP EQUITY FUND

Statements of Changes in Net Assets

	FOR THE YEAR ENDED AUGUST 31, 2021	FOR THE YEAR ENDED AUGUST 31, 2020
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income/(loss)	$(115,559)	$279,312
Net realized gain/(loss) from investments	9,246,644	(10,620,497)
Net change in unrealized appreciation/(depreciation) on investments	317,525	4,605,882
Net increase/(decrease) in net assets resulting from operations	9,448,610	(5,735,303)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Total distributable earnings	(119,130)	(502,870)
Net decrease in net assets from dividends and distributions to shareholders	(119,130)	(502,870)

INCREASE/(DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS:
Class I Shares
Proceeds from shares sold	19,923,888	28,871,289
Reinvestment of distributions	74,127	300,161
Shares redeemed	(42,720,127)	(14,342,228)
Total from Class I Shares.	(22,722,112)	14,829,222
Class A Shares
Proceeds from shares sold	4,403,023	5,325,935
Reinvestment of distributions	14,986	46,215
Shares redeemed	(7,255,626)	(1,871,475)
Total from Class A Shares	(2,837,617)	3,500,675
Class C Shares
Proceeds from shares sold	2,950	197,322
Reinvestment of distributions	—	755
Shares redeemed	(4,948)	(165,953)
Total from Class C Shares	(1,998)	32,124
Net increase/(decrease) in net assets from capital share transactions	(25,561,727)	18,362,021
Total increase/(decrease) in net assets	(16,232,247)	12,123,848

NET ASSETS:
Beginning of period	49,836,469	37,712,621
End of period	$33,604,222	$49,836,469

The accompanying notes are an integral part of the financial statements.

SGI U.S. SMALL CAP EQUITY FUND

Statements of Changes in Net Assets (Concluded)

	FOR THE YEAR ENDED AUGUST 31, 2021	FOR THE YEAR ENDED AUGUST 31, 2020
SHARES TRANSACTIONS:
Class I Shares
Shares sold	1,826,006	2,724,552
Shares reinvested	6,876	24,285
Shares redeemed	(3,758,088)	(1,412,848)
Total Class I Shares	(1,925,206)	1,335,989
Class A Shares
Shares sold	408,607	529,555
Shares reinvested	1,394	3,745
Shares redeemed	(630,037)	(182,617)
Total Class A Shares	(220,036)	350,683
Class C Shares
Shares sold	277	18,619
Shares reinvested	—	62
Shares redeemed	(478)	(18,392)
Total Class C Shares	(201)	289
Net increase/(decrease) in shares outstanding	(2,145,443)	1,686,961

The accompanying notes are an integral part of the financial statements.

SGI GLOBAL EQUITY FUND

Statements of Changes in Net Assets

	FOR THE YEAR ENDED AUGUST 31, 2021	FOR THE YEAR ENDED AUGUST 31, 2020
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income/(loss)	$974,342	$467,486
Net realized gain/(loss) from investments	5,367,053	(1,838,679)
Net change in unrealized appreciation/(depreciation) on investments	9,054,219	5,566,336
Net increase/(decrease) in net assets resulting from operations	15,395,614	4,195,143

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Total distributable earnings	(551,275)	(985,930)
Net decrease in net assets from dividends and distributions to shareholders	(551,275)	(985,930)

INCREASE/(DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS:
Class I Shares
Proceeds from shares sold	61,955,131	45,798,226
Reinvestment of distributions	464,361	698,565
Shares redeemed	(23,490,959)	(12,964,281)
Net increase/(decrease) in net assets from capital share transactions	38,928,533	33,532,510
Total increase/(decrease) in net assets	53,772,872	36,741,723

NET ASSETS:
Beginning of period	58,262,022	21,520,299
End of period	$112,034,894	$58,262,022

SHARES TRANSACTIONS:
Class I Shares
Shares sold	1,813,299	1,517,536
Shares reinvested	13,666	21,205
Shares redeemed	(673,755)	(429,011)
Net increase/(decrease) in shares outstanding	1,153,210	1,109,730

The accompanying notes are an integral part of the financial statements.

SGI CONSERVATIVE FUND

Statements of Changes in Net Assets

	FOR THE YEAR ENDED AUGUST 31, 2021	FOR THE PERIOD ENDED AUGUST 31, 2020(1)
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income/(loss)	$(2,019)	$(197)
Net realized gain/(loss) from investments	28,972	15,290
Net change in unrealized appreciation/(depreciation) on investments	19,369	16,604
Net increase/(decrease) in net assets resulting from operations	46,322	31,697

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Total distributable earnings	(17,684)	—
Net decrease in net assets from dividends and distributions to shareholders	(17,684)	—

INCREASE/(DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS:
Class I Shares
Proceeds from shares sold	1,512,467	1,246,923
Reinvestment of distributions	17,684	—
Shares redeemed	(817,511)	(623,426)
Net increase/(decrease) in net assets from capital share transactions	712,640	623,497
Total increase/(decrease) in net assets	741,278	655,194

NET ASSETS:
Beginning of period	655,194	—
End of period	$1,396,472	$655,194

SHARES TRANSACTIONS:
Class I Shares
Shares sold	146,885	123,505
Shares reinvested	1,722	—
Shares redeemed	(79,426)	(60,119)
Net increase/(decrease) in shares outstanding	69,181	63,386

(1)	Fund commenced operations on June 8, 2020.

The accompanying notes are an integral part of the financial statements.

SGI PRUDENT GROWTH FUND

Statements of Changes in Net Assets

	FOR THE YEAR ENDED AUGUST 31, 2021	FOR THE PERIOD ENDED AUGUST 31, 2020(1)
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income/(loss)	$(59,456)	$(11,085)
Net realized gain/(loss) from investments	264,359	558
Net change in unrealized appreciation/(depreciation) on investments	698,753	305,588
Net increase/(decrease) in net assets resulting from operations	903,656	295,061

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Total distributable earnings	(4,271)	—
Net decrease in net assets from dividends and distributions to shareholders	(4,271)	—

INCREASE/(DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS:
Class I Shares
Proceeds from shares sold	6,704,479	6,362,213
Reinvestment of distributions	4,271	—
Shares redeemed	(3,208,535)	(249,431)
Net increase/(decrease) in net assets from capital share transactions	3,500,215	6,112,782
Total increase/(decrease) in net assets	4,399,600	6,407,843

NET ASSETS:
Beginning of period	6,407,843	—
End of period	$10,807,443	$6,407,843

SHARES TRANSACTIONS:
Class I Shares
Shares sold	608,029	629,135
Shares reinvested	394	—
Shares redeemed	(288,003)	(24,705)
Net increase/(decrease) in shares outstanding	320,420	604,430

(1)	Fund commenced operations on June 8, 2020.

The accompanying notes are an integral part of the financial statements.

SGI PEAK GROWTH FUND

Statements of Changes in Net Assets

	FOR THE YEAR ENDED AUGUST 31, 2021	FOR THE PERIOD ENDED AUGUST 31, 2020(1)
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income/(loss)	$(108,378)	$(19,137)
Net realized gain/(loss) from investments	662,947	1,287
Net change in unrealized appreciation/(depreciation) on investments	779,268	596,960
Net increase/(decrease) in net assets resulting from operations	1,333,837	579,110

INCREASE/(DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS:
Class I Shares
Proceeds from shares sold	5,837,060	6,840,227
Shares redeemed	(3,558,030)	(92,592)
Net increase/(decrease) in net assets from capital share transactions	2,279,030	6,747,635
Total increase/(decrease) in net assets	3,612,867	7,326,745

NET ASSETS:
Beginning of period	7,326,745	—
End of period	$10,939,612	$7,326,745

SHARES TRANSACTIONS:
Class I Shares
Shares sold	500,535	678,507
Shares redeemed	(303,661)	(9,078)
Net increase/(decrease) in shares outstanding	196,874	669,429

(1)	Fund commenced operations on June 8, 2020.

The accompanying notes are an integral part of the financial statements.

SGI SMALL CAP GROWTH FUND

Statements of Changes in Net Assets

	FOR THE YEAR ENDED AUGUST 31, 2021	FOR THE YEAR ENDED AUGUST 31, 2020
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income/(loss)	$(331,002)	$(225,757)
Net realized gain/(loss) from investments	29,571,349	378,756
Net change in unrealized appreciation/(depreciation) on investments	(5,218,328)	5,209,500
Net increase/(decrease) in net assets resulting from operations	24,022,019	5,362,499

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Total distributable earnings	(3,334,454)	(208,711)
Net decrease in net assets from dividends and distributions to shareholders	(3,334,454)	(208,711)

INCREASE/(DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	126,727,651	486,094
Reinvestment of distributions	3,236,288	199,405
Distributions for shares redeemed	(110,352,037)	(18,031,798)
Net increase/(decrease) in net assets from capital share transactions	19,611,902	(17,346,299)
Total increase/(decrease) in net assets	40,299,467	(12,192,511)

NET ASSETS:
Beginning of period	57,109,196	69,301,707
End of period	$97,408,663	$57,109,196

SHARES TRANSACTIONS:
Shares sold	3,271,914	19,675
Shares reinvested	102,414	7,251
Shares redeemed	(2,881,312)	(698,757)
Net increase/(decrease) in shares outstanding	493,016	(671,831)

The accompanying notes are an integral part of the financial statements.

SGI U.S. LARGE CAP EQUITY FUND

Financial Highlights

Contained below is per share operating performance data for Class I Shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	Class I Shares
	For the Year Ended August 31, 2021	For the Year Ended August 31, 2020	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017
Per Share Operating Performance
Net asset value, beginning of period	$19.55	$18.24	$17.97	$15.43	$14.69
Net investment income/(loss)(1)	0.03	0.14	0.18	0.16	0.22
Net realized and unrealized gain/(loss) on investments(2)	3.76	1.66	0.75	3.52	0.90
Net increase/(decrease) in net assets resulting from operations	3.79	1.80	0.93	3.68	1.12
Dividends and distributions to shareholders from:
Net investment income	(0.08)	(0.18)	(0.11)	(0.18)	(0.16)
Net realized capital gains	(0.05)	(0.31)	(0.55)	(0.96)	(0.22)
Total dividends and distributions to shareholders	(0.13)	(0.49)	(0.66)	(1.14)	(0.38)
Net asset value, end of period	$23.21	$19.55	$18.24	$17.97	$15.43
Total investment return/(loss)(3)	19.46%	10.10%	5.83%	24.98%	7.73%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$506,159	$556,511	$497,097	$437,424	$91,977
Ratio of expenses to average net assets with waivers and/or reimbursements net of amounts recouped	0.87%	0.85%	0.93%	0.98%	0.98%
Ratio of expenses to average net assets without waivers and/or reimbursements net of amounts recouped	0.87%	0.85%	0.86%	0.94%	1.14%
Ratio of net investment income/(loss) to average net assets	0.15%	0.76%	1.07%	0.87%	1.32%
Portfolio turnover rate(4)	91%	129%	104%	85%	31%

(1)	The selected per share data is calculated based on average shares outstanding method for the period.
(2)

The amount shown may not correlate with the change in the aggregate gains and losses due to the timing of sales and purchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

(3)

Total investment return/(loss) is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(4)	Portfolio turnover rate is calculated for the Fund, as a whole, for the entire period.

The accompanying notes are an integral part of the financial statements.

SGI U.S. LARGE CAP EQUITY FUND

Financial Highlights (continued)

Contained below is per share operating performance data for Class A Shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	Class A Shares
	For the Year Ended August 31, 2021	For the Year Ended August 31, 2020	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017
Per Share Operating Performance
Net asset value, beginning of period	$19.59	$18.29	$17.99	$15.40	$14.67
Net investment income/(loss)(1)	(0.02)	0.08	0.14	0.10	0.16
Net realized and unrealized gain/(loss) on investments(2)	3.77	1.67	0.76	3.55	0.92
Net increase/(decrease) in net assets resulting from operations	3.75	1.75	0.90	3.65	1.08
Dividends and distributions to shareholders from:
Net investment income	(0.04)	(0.14)	(0.05)	(0.10)	(0.13)
Net realized capital gains	(0.05)	(0.31)	(0.55)	(0.96)	(0.22)
Total dividends and distributions to shareholders	(0.09)	(0.45)	(0.60)	(1.06)	(0.35)
Net asset value, end of period	$23.25	$19.59	$18.29	$17.99	$15.40
Total investment return/(loss)(3)	19.20%	9.78%	5.61%	24.68%	7.48%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$29,423	$23,424	$14,751	$9,530	$22,195
Ratio of expenses to average net assets with waivers and/or reimbursements net of amounts recouped	1.12%	1.10%	1.18%	1.23%	1.23%
Ratio of expenses to average net assets without waivers and/or reimbursements net of amounts recouped	1.12%	1.10%	1.11%	1.27%	1.39%
Ratio of net investment income/(loss) to average net assets	(0.09)%	0.47%	0.84%	0.62%	1.07%
Portfolio turnover rate(4)	91%	129%	104%	85%	31%

(1)	The selected per share data is calculated based on the average shares outstanding method for the period.
(2)

The amount shown may not correlate with the change in the aggregate gains and losses due to the timing of sales and purchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

(3)

Total investment return/(loss) is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total investment return does not reflect any applicable sales charge.

(4)	Portfolio turnover rate is calculated for the Fund, as a whole, for the entire period.

The accompanying notes are an integral part of the financial statements.

SGI U.S. LARGE CAP EQUITY FUND

Financial Highlights (continued)

Contained below is per share operating performance data for Class C Shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	Class C Shares
	For the Year Ended August 31, 2021	For the Year Ended August 31, 2020	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017
Per Share Operating Performance
Net asset value, beginning of period	$19.11	$17.79	$17.59	$15.15	$14.51
Net investment income/(loss)(1)	(0.17)	(0.05)	0.01	(0.02)	0.04
Net realized and unrealized gain/(loss) on investments(2)	3.65	1.71	0.74	3.48	0.93
Net increase/(decrease) in net assets resulting from operations	3.48	1.66	0.75	3.46	0.97
Dividends and distributions to shareholders from:
Net investment income	—	(0.03)	—	(0.06)	(0.11)
Net realized capital gains	(0.05)	(0.31)	(0.55)	(0.96)	(0.22)
Total dividends and distributions to shareholders	(0.05)	(0.34)	(0.55)	(1.02)	(0.33)
Net asset value, end of period	$22.54	$19.11	$17.79	$17.59	$15.15
Total investment return/(loss)(3)	18.25%	9.47%	4.78%	23.80%	6.74%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,917	$2,915	$2,350	$1,916	$1,226
Ratio of expenses to average net assets with waivers and/or reimbursements net of amounts recouped	1.87%	1.85%	1.93%	1.98%	1.98%
Ratio of expenses to average net assets without waivers and/or reimbursements net of amounts recouped	1.87%	1.85%	1.86%	2.00%	2.15%
Ratio of net investment income/(loss) to average net assets	(0.84)%	(0.26)%	0.07%	(0.11)%	0.30%
Portfolio turnover rate(4)	91%	129%	104%	85%	31%

(1)	The selected per share data is calculated based on the average shares outstanding method for the period.
(2)

The amount shown may not correlate with the change in the aggregate gains and losses due to the timing of sales and purchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

(3)

Total investment return/(loss) is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(4)	Portfolio turnover rate is calculated for the Fund, as a whole, for the entire period.

The accompanying notes are an integral part of the financial statements.

SGI U.S. SMALL CAP EQUITY FUND

Financial Highlights (continued)

Contained below is per share operating performance data for Class I Shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	Class I Shares
	For the Year Ended August 31, 2021	For the Year Ended August 31, 2020	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017
Per Share Operating Performance
Net asset value, beginning of period	$10.03	$11.49	$13.82	$12.39	$10.83
Net investment income/(loss)(1)	(0.02)	0.07	0.14	(0.01)	0.04
Net realized and unrealized gain/(loss) on investments(2)	1.92	(1.40)	(1.89)	2.61	1.57
Net increase/(decrease) in net assets resulting from operations	1.90	(1.33)	(1.75)	2.60	1.61
Dividends and distributions to shareholders from:
Net investment income	(0.02)	(0.13)	(0.04)	(0.05)	(0.05)
Net realized capital gains	—	—	(0.54)	(1.12)	— (4)
Total dividends and distributions to shareholders	(0.02)	(0.13)	(0.58)	(1.17)	(0.05)
Net asset value, end of period	$11.91	$10.03	$11.49	$13.82	$12.39
Total investment return/(loss)(3)	19.02%	(11.75)%	(12.43)%	22.26%	14.86%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$27,913	$42,830	$33,707	$31,559	$12,919
Ratio of expenses to average net assets with waivers and reimbursements	1.23%	1.23%	1.23%	1.23%	1.23%
Ratio of expenses to average net assets without waivers and reimbursements	1.40%	1.36%	1.40%	1.60%	2.21%
Ratio of net investment income/(loss) to average net assets	(0.23)%	0.68%	1.19%	(0.05)%	0.31%
Portfolio turnover rate(5)	135%	151%	145%	122%	95%

(1)	The selected per share data is calculated based on the average shares outstanding method for the period.
(2)

The amount shown may not correlate with the change in the aggregate gains and losses due to the timing of sales and purchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

(3)

Total investment return/(loss) is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(4)	Amount represents less than $0.005 per share.
(5)	Portfolio turnover rate is calculated for the Fund, as a whole, for the entire period.

The accompanying notes are an integral part of the financial statements.

SGI U.S. SMALL CAP EQUITY FUND

Financial Highlights (continued)

Contained below is per share operating performance data for Class A Shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	Class A Shares
	For the Year Ended August 31, 2021	For the Year Ended August 31, 2020	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017
Per Share Operating Performance
Net asset value, beginning of period	$10.00	$11.46	$13.80	$12.38	$10.83
Net investment income/(loss)(1)	(0.05)	0.03	0.11	(0.03)	0.01
Net realized and unrealized gain/(loss) on investments(2)	1.92	(1.38)	(1.88)	2.59	1.57
Net increase/(decrease) in net assets resulting from operations	1.87	(1.35)	(1.77)	2.56	1.58
Dividends and distributions to shareholders from:
Net investment income	(0.02)	(0.11)	(0.03)	(0.02)	(0.03)
Net realized capital gains	—	—	(0.54)	(1.12)	— (4)
Total dividends and distributions to shareholders	(0.02)	(0.11)	(0.57)	(1.14)	(0.03)
Net asset value, end of period	$11.85	$10.00	$11.46	$13.80	$12.38
Total investment return/(loss)(3)	18.69%	(11.95)%	(12.61)%	21.90%	14.63%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,573	$6,905	$3,892	$3,560	$3,132
Ratio of expenses to average net assets with waivers and reimbursements	1.48%	1.48%	1.48%	1.48%	1.48%
Ratio of expenses to average net assets without waivers and reimbursements	1.65%	1.61%	1.65%	1.86%	2.44%
Ratio of net investment income/(loss) to average net assets	(0.48)%	0.32%	0.94%	(0.23)%	0.06%
Portfolio turnover rate(5)	135%	151%	145%	122%	95%

(1)	The selected per share data is calculated based on the average shares outstanding method for the period.
(2)

The amount shown may not correlate with the change in the aggregate gains and losses due to the timing of sales and purchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

(3)

Total investment return/(loss) is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total investment return does not reflect any applicable sales charge.

(4)	Amount represents less than $0.005 per share.
(5)	Portfolio turnover rate is calculated for the Fund, as a whole, for the entire period.

The accompanying notes are an integral part of the financial statements.

SGI U.S. SMALL CAP EQUITY FUND

Financial Highlights (continued)

Contained below is per share operating performance data for Class C Shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	Class C Shares
	For the Year Ended August 31, 2021	For the Year Ended August 31, 2020	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017
Per Share Operating Performance
Net asset value, beginning of period	$9.75	$11.22	$13.59	$12.27	$10.80
Net investment income/(loss)(1)	(0.14)	(0.03)	0.01	(0.12)	(0.08)
Net realized and unrealized gain/(loss) on investments(2)	1.87	(1.37)	(1.84)	2.56	1.55
Net increase/(decrease) in net assets resulting from operations	1.73	(1.40)	(1.83)	2.44	1.47
Dividends and distributions to shareholders from:
Net realized capital gains	—	(0.07)	(0.54)	(1.12)	— (4)
Total dividends and distributions to shareholders	—	(0.07)	(0.54)	(1.12)	— (4)
Net asset value, end of period	$11.48	$9.75	$11.22	$13.59	$12.27
Total investment return/(loss)(3)	17.74%	(12.57)%	(13.30)%	21.05%	13.63%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$118	$102	$114	$200	$168
Ratio of expenses to average net assets with waivers and reimbursements	2.23%	2.23%	2.23%	2.23%	2.23%
Ratio of expenses to average net assets without waivers and reimbursements	2.40%	2.36%	2.40%	2.61%	2.89%
Ratio of net investment income/(loss) to average net assets	(1.26)%	(0.29)%	0.09%	(0.95)%	(0.67)%
Portfolio turnover rate(5)	135%	151%	145%	122%	95%

(1)	The selected per share data is calculated based on the average shares outstanding method for the period.
(2)

The amount shown may not correlate with the change in the aggregate gains and losses due to the timing of sales and purchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

(3)

Total investment return/(loss) is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(4)	Amount represents less than $0.005 per share.
(5)	Portfolio turnover rate is calculated for the Fund, as a whole, for the entire period.

The accompanying notes are an integral part of the financial statements.

SGI GLOBAL EQUITY FUND

Financial Highlights (CONTINUED)

Contained below is per share operating performance data for Class I shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	Class I Shares
	For the Year Ended August 31, 2021	For the Year Ended August 31, 2020	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017
Per Share Operating Performance
Net asset value, beginning of period	$32.93	$32.62	$30.30	$27.20	$24.93
Net investment income/(loss)(1)	0.38	0.41	0.53	0.35	0.06
Net realized and unrealized gain/(loss) on investments	5.24	1.06	2.20	2.75	2.21
Net increase/(decrease) in net assets resulting from operations	5.62	1.47	2.73	3.10	2.27
Dividends and distributions to shareholders from:
Net investment income	(0.22)	(0.85)	(0.41)	—	—
Net realized capital gains	—	(0.31)	—	—	—
Total dividends and distributions to shareholders	(0.22)	(1.16)	(0.41)	—	—
Redemption fees added to paid-in capital(1)	— (2)	— (2)	— (2)	— (2)	— (2)
Net asset value, end of period	$38.33	$32.93	$32.62	$30.30	$27.20
Total investment return/(loss)(3)	17.15%	4.53%	9.18%	11.36%	9.15%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$112,035	$58,262	$21,520	$19,530	$22,765
Ratio of expenses to average net assets with waivers and reimbursements	0.84%	0.84%	0.84%	0.84%	0.84%
Ratio of expenses to average net assets without waivers and reimbursements	0.95%	0.98%	1.11%	1.25%	1.32%
Ratio of net investment income/(loss) to average net assets	1.09%	1.32%	1.75%	1.19%	0.26%
Portfolio turnover rate(4)	88%	122%	74%	44%	247%

(1)	The selected per share data is calculated based on the average shares outstanding method for the period.
(2)	Amount represents less than $0.005 per share.
(3)

Total investment return/(loss) is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(4)	Portfolio turnover rate is calculated for the Fund, as a whole, for the entire period.

The accompanying notes are an integral part of the financial statements.

SGI CONSERVATIVE FUND

Financial Highlights (CONTINUED)

Contained below is per share operating performance data for Class I shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	Class I Shares
	For the Year Ended August 31, 2021	FOR THE PERIOD ENDED AUGUST 31, 2020(1)
Per Share Operating Performance
Net asset value, beginning of period	$10.34	$10.00
Net investment income/(loss)(2)	(0.02)	—	(3)
Net realized and unrealized gain/(loss) on investments(4)	0.34	0.34
Net increase/(decrease) in net assets resulting from operations	0.32	0.34
Dividends and distributions to shareholders from:
Net investment income	—	—
Net realized capital gains	(0.13)	—
Total dividends and distributions to shareholders	(0.13)	—
Net asset value, end of period	$10.53	$10.34
Total investment return/(loss)(5)	3.12%	3.40	%(7)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,396	$655
Ratio of expenses to average net assets with waivers and reimbursements	1.70%	1.70	%(6)
Ratio of expenses to average net assets without waivers and reimbursements	6.56%	16.08	%(6)
Ratio of net investment income/(loss) to average net assets	(0.15)%	(0.09	)%(6)
Portfolio turnover rate(8)	174%	65	%(7)

(1)	The Fund commenced investment operations on June 8, 2020.
(2)	The selected per share data is calculated based on the average shares outstanding method for the period.
(3)	Amount represents less than $0.005 per share.
(4)

The amount shown may not correlate with the change in the aggregate gains and losses due to the timing of sales and purchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

(5)

Total investment return/(loss) is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(6)	Annualized.
(7)	Not annualized.
(8)	Portfolio turnover rate is calculated for the Fund, as a whole, for the entire period.

The accompanying notes are an integral part of the financial statements.

SGI PRUDENT GROWTH FUND

Financial Highlights (CONTINUED)

Contained below is per share operating performance data for Class I shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	Class I Shares
	For the Year Ended August 31, 2021	FOR THE PERIOD ENDED AUGUST 31, 2020(1)
Per Share Operating Performance
Net asset value, beginning of period	$10.60	$10.00
Net investment income/(loss)(2)	(0.07)	(0.03)
Net realized and unrealized gain/(loss) on investments(3)	1.16	0.63
Net increase/(decrease) in net assets resulting from operations	1.09	0.60
Dividends and distributions to shareholders from:
Net investment income	— (4)	—
Net realized capital gains	— (4)	—
Total dividends and distributions to shareholders	—	—
Net asset value, end of period	$11.69	$10.60
Total investment return/(loss)(5)	10.34%	6.00	%(7)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10,807	$6,408
Ratio of expenses to average net assets with waivers and reimbursements	1.70%	1.70	%(6)
Ratio of expenses to average net assets without waivers and reimbursements	1.75%	3.97	%(6)
Ratio of net investment income/(loss) to average net assets	(0.67)%	(1.08	)%(6)
Portfolio turnover rate(8)	170%	6	%(7)

(1)	The Fund commenced investment operations on June 8, 2020.
(2)	The selected per share data is calculated based on the average shares outstanding method for the period.
(3)

The amount shown may not correlate with the change in the aggregate gains and losses due to the timing of sales and purchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

(4)	Amount represents less than $0.005 per share.
(5)

Total investment return/(loss) is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(6)	Annualized.
(7)	Not annualized.
(8)	Portfolio turnover rate is calculated for the Fund, as a whole, for the entire period.

The accompanying notes are an integral part of the financial statements.

SGI PEAK GROWTH FUND

Financial Highlights (Continued)

Contained below is per share operating performance data for Class I shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	Class I Shares
	For the Year Ended August 31, 2021	FOR THE PERIOD ENDED AUGUST 31, 2020(1)
Per Share Operating Performance
Net asset value, beginning of period	$10.94	$10.00
Net investment income/(loss)(2)	(0.14)	(0.04)
Net realized and unrealized gain/(loss) on investments(3)	1.83	0.98
Net increase/(decrease) in net assets resulting from operations	1.69	0.94
Dividends and distributions to shareholders from:
Net investment income	—	—
Net realized capital gains	—	—
Total dividends and distributions to shareholders	—	—
Net asset value, end of period	$12.63	$10.94
Total investment return/(loss)(4)	15.45%	9.40	%(6)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10,940	$7,327
Ratio of expenses to average net assets with waivers and reimbursements	1.70%	1.70	%(5)
Ratio of expenses to average net assets without waivers and reimbursements	1.74%	3.52	%(5)
Ratio of net investment income/(loss) to average net assets	(1.17)%	(1.58	)%(5)
Portfolio turnover rate(7)	178%	5	%(6)

(1)	The Fund commenced investment operations on June 8, 2020.
(2)	The selected per share data is calculated based on the average shares outstanding method for the period.
(3)

The amount shown may not correlate with the change in the aggregate gains and losses due to the timing of sales and purchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

(4)

Total investment return/(loss) is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(5)	Annualized.
(6)	Not annualized.
(7)	Portfolio turnover rate is calculated for the Fund, as a whole, for the entire period.

The accompanying notes are an integral part of the financial statements.

SGI SMALL CAP GROWTH FUND

Financial Highlights (concluded)

Contained below is per share operating performance data for shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	FOR THE YEAR ENDED AUGUST 31, 2021(1)	FOR THE YEAR ENDED AUGUST 31, 2020	FOR THE YEAR ENDED AUGUST 31, 2019	FOR THE YEAR ENDED AUGUST 31, 2018	FOR THE YEAR ENDED AUGUST 31, 2017
Per Share Operating Performance
Net asset value, beginning of period	$28.16	$25.67	$35.14	$32.04	$27.00
Net investment income/(loss)(2)	(0.15)	(0.10)	(0.15)	(0.19)	(0.18)
Net realized and unrealized gain/(loss) from investments	12.33	2.68	(5.55)	6.63	5.22
Net increase/(decrease) in net assets resulting from operations	12.18	2.58	(5.70)	6.44	5.04
Dividends and distributions to shareholders from:
Net investment income	(0.07)	—	—	—	—
Net realized capital gains	(1.63)	(0.09)	(3.77)	(3.34)	—
Total dividends and distributions to shareholders	(1.70)	(0.09)	(3.77)	(3.34)	—
Net asset value, end of period	$38.64	$28.16	$25.67	$35.14	$32.04
Total investment return(3)	44.61%	10.04%	(16.02)%	21.77%	18.69%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$97,409	$57,109	$69,302	$96,579	$ 106,278
Ratio of expenses to average net assets with waivers and reimbursements	1.24%	1.25%	1.25%	1.25%	1.27%
Ratio of expenses to average net assets without waiver and reimbursements(4)	1.29%	1.38%	1.37%	1.29%	1.37%
Ratio of net investment income/(loss) to average net assets	(0.43)%	(0.38)%	(0.53)%	(0.57)%	(0.61)%
Portfolio turnover rate(5)	314%	302%	344%	349%	366%

(1)

The Bogle Investment Management Small Cap Growth Fund (the “Predecessor Fund”) changed it’s name to the SGI Small Cap Growth Fund at the close of business on March 15, 2021. All prior performance and accounting information was assumed by the Fund.

(2)	Calculated based on average shares outstanding for the period.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(4)	During the current fiscal period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).
(5)	Portfolio turnover rate is calculated for the Fund, as a whole, for the entire period.

The accompanying notes are an integral part of the financial statements.

SUMMIT GLOBAL INVESTMENTS

Notes to Financial Statements

AUGUST 31, 2021

1. Organization and Significant Accounting Policies

The RBB Fund, Inc. (“RBB” or the “Company”) was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company. RBB is a “series fund,” which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has thirty-nine separate investment portfolios, including the SGI U.S. Large Cap Equity Fund, the SGI U.S. Small Cap Equity Fund, the SGI Global Equity Fund, the SGI Conservative Fund, the SGI Prudent Growth Fund, the SGI Peak Growth Fund and the SGI Small Cap Growth Fund (formerly, the Bogle Investment Management Small Cap Growth Fund) (each a “Fund” and, collectively, the “Funds”). The SGI Small Cap Growth Fund, the SGI U.S. Large Cap Equity Fund and the SGI U.S. Small Cap Equity Fund commenced investment operations on October 1, 1999, February 29, 2012 and March 31, 2016, respectively. The SGI Conservative Fund, the SGI Prudent Growth Fund and the SGI Peak Growth Fund commenced investment operations on June 8, 2020.

The Dynamic U.S. Growth Fund (the “Predecessor Fund”), a series of Scotia Institutional Funds, transferred all of its assets and liabilities to the SGI Global Equity Fund in a tax-free reorganization (the “Reorganization”). The Reorganization occurred at the close of business on March 21, 2014. The Predecessor Fund commenced operations on March 31, 2009. As a result of the Reorganization, the performance and accounting history of the Predecessor Fund was assumed by the Fund. Effective January 3, 2017, Summit Global Investments, LLC (“Summit” or the “Adviser”) took over management of the Fund from its predecessor investment manager.

Effective as of the close of business on March 15, 2021, Summit took over management of the SGI Small Cap Growth Fund from its predecessor investment manager.

As of the end of the reporting period, the SGI U.S. Large Cap Equity Fund, the SGI U.S. Small Cap Equity Fund and the SGI Global Equity Fund all offer three classes of shares: Class I Shares, Class A Shares and Class C Shares; the SGI Conservative Fund, the SGI Prudent Growth Fund, the SGI Peak Growth Fund and the SGI Small Cap Growth Fund, all offer one class of shares; Class I Shares. As of the end of the reporting period, Class A Shares and Class C Shares of the SGI Global Equity Fund were not yet operational.

RBB has authorized capital of one hundred billion shares of common stock of which 88.223 billion shares are currently classified into one hundred and ninety-three classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio.

The investment objective of the SGI U.S. Large Cap Equity Fund is to outperform the S&P 500® Index over a market cycle while reducing overall volatility. The investment objective of the SGI U.S. Small Cap Equity Fund is to outperform the Russell 2000® Index over a market cycle while reducing overall volatility. The investment objective of each of the SGI Global Equity Fund, the SGI Conservative Fund, the SGI Prudent Growth Fund, the SGI Peak Growth Fund and the SGI Small Cap Growth Fund is to seek long-term capital appreciation.

The Funds are investment companies and follow accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services - Investment Companies.”

The end of the reporting period for the Funds is August 31, 2021, and the period covered by these Notes to Financial Statements is the fiscal period ended August 31, 2021 (the “current fiscal period”).

Portfolio Valuation — Each Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Funds are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter (“OTC”) market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will

SUMMIT GLOBAL INVESTMENTS

Notes to Financial Statements (Continued)

AUGUST 31, 2021

be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings, and are deemed representative of market values at the close of the market. Investments in Exchange-Traded Funds (“ETFs”) are valued at their last reported sale price. Investments in other open-end investment companies, if any, are valued based on the NAV of those investment companies (which may use fair value pricing as disclosed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by The RBB Fund, Inc.’s Board of Directors (the “Board”). Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

Fair Value Measurements — The inputs and valuation techniques used to measure the fair value of the Funds’ investments are summarized into three levels as described in the hierarchy below:

● Level 1 —	Prices are determined using quoted prices in active markets for identical securities.

● Level 2 —	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

● Level 3 —	Prices are determined using significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of the end of the reporting period, in valuing each Funds’ investments carried at fair value:

	Total	Level 1	Level 2	Level 3
SGI U.S. Large Cap Equity Fund
Common Stocks	$532,084,034	$532,084,034	$—	$—
Short-Term Investments	6,149,266	6,149,266	—	—
Total Investments*	$538,233,300	$538,233,300	$—	$—

SGI U.S. Small Cap Equity Fund
Common Stocks	$32,928,962	$32,928,962	$—	$—
Short-Term Investments	635,997	635,997	—	—
Total Investments*	$33,564,959	$33,564,959	$—	$—

SGI Global Equity Fund
Common Stocks	$108,603,126	$108,603,126	$—	$—
Exchange-Traded Funds	1,687,292	1,687,292	—	—
Short-Term Investments	1,847,678	1,847,678	—	—
Total Investments*	$112,138,096	$112,138,096	$—	$—

SGI CONSERVATIVE Fund
Exchange-Traded Funds	$1,245,380	$1,245,380	$—	$—
Mutual Funds	136,202	136,202	—	—
Short-Term Investments	32,475	32,475	—	—
Total Investments*	$1,414,057	$1,414,057	$—	$—

SUMMIT GLOBAL INVESTMENTS

Notes to Financial Statements (Continued)

AUGUST 31, 2021

	Total	Level 1	Level 2	Level 3
SGI PRUDENT GROWTH Fund
Exchange-Traded Funds	$5,400,975	$5,400,975	$—	$—
Mutual Funds	5,231,101	5,231,101	—	—
Short-Term Investments	257,961	257,961	—	—
Total Investments*	$10,890,037	$10,890,037	$—	$—

SGI PEAK GROWTH FUND
Exchange-Traded Funds	$2,586,098	$2,586,098	$—	$—
Mutual Funds	8,221,093	8,221,093	—	—
Short-Term Investments	12,484	12,484	—	—
Total Investments*	$10,819,675	$10,819,675	$—	$—

SGI SMALL CAP GROWTH Fund
Common Stocks	$94,628,370	$94,628,370	$—	$—
Exchange-Traded Funds	1,270,144	1,270,144	—	—
Short-Term Investments	1,615,814	1,615,814	—	—
Total Investments*	$97,514,328	$97,514,328	$—	$—

*	Please refer to Portfolio of Investments for further details.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) requires the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period. A reconciliation of Level 3 investments is presented only if a Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all Level 3 transfers are disclosed if the Fund had an amount of total Level 3 transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

During the current fiscal period, the Fund had no Level 3 purchases, sales, or transfers.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and those differences could be significant.

SUMMIT GLOBAL INVESTMENTS

Notes to Financial Statements (Continued)

AUGUST 31, 2021

Investment Transactions, Investment Income and Expenses — The Funds record security transactions based on trade date for financial reporting purposes. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income (including amortization of premiums and accretion of discounts) is accrued when earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds’ investment income, expenses (other than class specific expenses) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Certain expenses are shared with PENN Capital Funds Trust (the “Trust”), a series trust of affiliated funds. Expenses incurred on behalf of a specific class, fund or fund family of the Company or Trust are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all funds (such as director or professional fees) are charged to all funds in proportion to their average net assets of RBB and the Trust, or in such other manner as the Board deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are accrued daily and taken into account for the purpose of determining the NAV of the Funds.

Dividends and Distributions to Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid at least annually to shareholders and recorded on the ex-dividend date. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

U.S. tax status — No provision is made for U.S. income taxes as it is each Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

Coronavirus (COVID-19) pandemic — The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. Although vaccines for COVID-19 are becoming more widely available, the ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers are not known. The operational and financial performance of the issuers of securities in which the Funds invest depends on future developments, including the duration and spread of the outbreak and the pace of recovery which may vary from market to market, and such uncertainty may in turn adversely affect the value and liquidity of the Funds’ investments, impair the Funds’ ability to satisfy redemption requests, and negatively impact the Funds’ performance.

Cash and Cash Equivalents — Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

Other — In the normal course of business, the Funds may enter into contracts that provide general indemnifications. Each Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future, and, therefore, cannot be estimated; however, the Funds expect the risk of material loss from such claims to be remote.

2. Investment Adviser and Other Services

Summit serves as the investment adviser to each Fund. Each Fund compensates the Adviser for its services at an annual rate based on each Fund’s average daily net assets (the “Advisory Fee”), payable on a monthly basis in arrears, as shown in the following table.

SUMMIT GLOBAL INVESTMENTS

Notes to Financial Statements (Continued)

AUGUST 31, 2021

The Adviser has contractually agreed to waive advisory fees and/or reimburse expenses to the extent that total annual Fund operating expenses (excluding certain items discussed below) exceed the rates (“Expense Caps”) shown in the following table of each Fund’s average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause total annual Fund operating expenses to exceed the Expense Caps as applicable: acquired fund fees and expenses, brokerage commissions, extraordinary expenses, interest and taxes. This contractual limitation is in effect until December 31, 2021 for the SGI U.S. Large Cap Equity Fund, the SGI U.S. Small Cap Equity Fund, the SGI Global Equity Fund, the SGI Conservative Fund, the SGI Prudent Growth Fund, and the SGI Peak Growth Fund and until December 31, 2022 for the SGI Small Cap Growth Fund and may not be terminated without the approval of the Board. The Adviser may discontinue these arrangements at any time after the Funds’ respective contractual limitation expiration dates.

FUND	ADVISORY FEE	EXPENSE CAPS
		CLASS I	CLASS A	CLASS C
SGI U.S. Large Cap Equity Fund	0.70%	0.98%	1.23%	1.98%
SGI U.S. Small Cap Equity Fund	0.95	1.23	1.48	2.23
SGI Global Equity Fund	0.70	0.84	1.09	1.84
SGI Conservative Fund	0.75	1.70	—	—
SGI Prudent Growth Fund	0.75	1.70	—	—
SGI Peak Growth Fund	0.75	1.70	—	—
SGI Small Cap Growth Fund(1)	0.95	1.23	—	—

(1)	Prior to May 6, 2021, the advisory fee paid to the Adviser and the previous investment adviser was 1.00% and the Expense Cap was 1.25%.

If at any time a Fund’s total annual Fund operating expenses for a year are less than the relevant share class’ Expense Cap, the Adviser is entitled to recoup from the Fund the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such recoupment does not cause the Fund to exceed the relevant share class’ Expense Cap that was in effect at the time of the waiver or reimbursement.

During the current fiscal period, investment advisory fees accrued, waived and/or reimbursed and recoupments were as follows:

FUND	Gross Advisory Fees	Waivers AND/OR Reimbursements	RECOUPMENTS	Net Advisory Fees
SGI U.S. Large Cap Equity Fund	$3,683,935	$—	—	$3,683,935
SGI U.S. Small Cap Equity Fund	430,563	(75,377)	—	355,187
SGI Global Equity Fund	624,166	(97,962)	—	526,204
SGI Conservative Fund	9,823	(63,697)	—	(53,874)
SGI Prudent Growth Fund	66,724	(13,235)	8,781	62,270
SGI Peak Growth Fund	69,730	(12,786)	9,263	66,207
SGI Small Cap Growth Fund	756,748	(38,737)	—	718,011

SUMMIT GLOBAL INVESTMENTS

Notes to Financial Statements (Continued)

AUGUST 31, 2021

As of the end of the reporting period, the Funds had amounts available for recoupment by the Adviser as follows:

	EXPIRATION
FUND	August 31, 2022	August 31, 2023	August 31, 2024
SGI U.S. Small Cap Equity Fund	$61,230	$58,188	$75,377
SGI Global Equity Fund	54,073	50,894	97,962
SGI Conservative Fund	—	32,032	63,697
SGI Prudent Growth Fund	—	16,270	13,235
SGI Peak Growth Fund	—	11,079	12,786
SGI Small Cap Growth Fund	—	75,685	38,737

U.S. Bancorp Fund Services, LLC (“Fund Services”), doing business as U.S. Bank Global Fund Services, serves as administrator for the Funds. For providing administrative and accounting services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Fund Services serves as the Funds’ transfer and dividend disbursing agent. For providing transfer agent services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

U.S. Bank, N.A. (the “Custodian”) provides certain custodial services to the Funds. The Custodian is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Quasar Distributors, LLC (the “Distributor”), a wholly-owned broker-dealer subsidiary of Foreside Financial Group, LLC, serves as the principal underwriter and distributor of the Funds’ shares pursuant to a Distribution Agreement with RBB.

For compensation amounts paid to Fund Services and the Custodian, please refer to the Statements of Operations.

The Board has adopted a Plan of Distribution (the “Plan”) for the Class A Shares and Class C Shares of the Funds pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor is entitled to receive from each Fund a distribution fee with respect to the Shares, which is accrued daily and paid monthly, of up to 0.25% on an annualized basis of the average daily net assets of the Class A Shares and up to 1.00% on an annualized basis of the average daily net assets of the Class C Shares. The actual amount of such compensation under the Plan is agreed upon by the Board and by the Distributor. Because these fees are paid out of each Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Amounts paid to the Distributor under the Plan may be used by the Distributor to cover expenses that are related to (i) the sale of the Shares, (ii) ongoing servicing and/or maintenance of the accounts of shareholders, and (iii) sub-transfer agency services, subaccounting services or administrative services related to the sale of the Shares, all as set forth in each Fund’s 12b-1 Plan.

3. DIRECTOR AND OFFICER Compensation

The Directors of the Company receive an annual retainer and meeting fees for meetings attended. An employee of Vigilant Compliance, LLC serves as President and Chief Compliance Officer of the Company. Vigilant Compliance, LLC is compensated for the services provided to the Company. Employees of RBB serve as Treasurer, Secretary and Director of Marketing & Business Development of the Company. They are compensated for services provided. Certain employees of Fund Services serve as officers of the Company. They are not compensated by the Funds or the Company. For Director and Officer compensation amounts, please refer to the Statements of Operations.

SUMMIT GLOBAL INVESTMENTS

Notes to Financial Statements (continued)

AUGUST 31, 2021

4. Purchases and Sales of Investment Securities

During the current fiscal period, aggregate purchases and sales of investment securities (excluding short-term investments) of the Funds were as follows:

FUND	Purchases	Sales
SGI U.S. Large Cap Equity Fund	$468,170,209	$593,966,205
SGI U.S. Small Cap Equity Fund	57,898,306	80,762,830
SGI Global Equity Fund	118,370,767	75,676,603
SGI Conservative Fund	2,872,260	2,149,150
SGI Prudent Growth Fund	18,064,634	14,654,112
SGI Peak Growth Fund	18,221,357	15,956,670
SGI Small Cap Growth Fund	251,584,031	235,480,656

There were no purchases or sales of long-term U.S. Government securities during the current fiscal period.

5. Federal Income Tax Information

The Funds have followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Funds to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Funds have determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Funds are subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

As of August 31, 2021, the federal tax cost and aggregate gross unrealized appreciation and depreciation of investments held by each Fund were as follows:

FUND	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
SGI U.S. Large Cap Equity Fund	$404,044,771	$143,994,407	$(9,805,878)	$134,188,529
SGI U.S. Small Cap Equity Fund	28,437,243	6,203,471	(1,075,755)	5,127,716
SGI Global Equity Fund	96,215,066	17,716,628	(1,793,598)	15,923,030
SGI Conservative Fund	1,387,781	41,713	(15,437)	26,276
SGI Prudent Growth Fund	9,952,523	1,019,699	(82,185)	937,514
SGI Peak Growth Fund	9,480,717	1,415,886	(76,928)	1,338,958
SGI Small Cap Growth Fund	97,428,931	6,563,373	(6,477,976)	85,397

The difference between the book basis and tax basis cost and aggregate gross unrealized appreciation and depreciation of investments is attributable primarily to timing differences related to wash sales and investments in passive foreign investment companies.

Distributions to shareholders, if any, from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. Any permanent differences resulting from different book and tax treatment are reclassified at year-end and have no impact on net income, NAV or NAV per share of the Funds.

SUMMIT GLOBAL INVESTMENTS

Notes to Financial Statements (continued)

AUGUST 31, 2021

Permanent differences as of August 31, 2021, primarily attributable to Net Operating Losses and Distribution in Excess were reclassified among the following accounts:

	Distributable Earnings/(loss)	Paid-in Capital
SGI U.S. Small Cap Equity Fund	$168,469	$(168,469)
SGI Global Equity Fund	265	(265)
SGI Conservative Fund	8	(8)
SGI Prudent Growth Fund	508	(508)
SGI Peak Growth Fund	552	(552)

As of August 31, 2021, the components of distributable earnings on a tax basis were as follows:

FUND	Undistributed Ordinary Income	UNDISTRIBUTED LONG TERM GAINS	Capital Loss Carry Forward	Qualified late- year loss deferral	OTHER TEMPORARY DIFFERENCES	NET Unrealized Appreciation/ (Depreciation)
SGI U.S. Large Cap Equity Fund	$20,410,249	$49,934,251	$—	$—	$—	$134,188,529
SGI U.S. Small Cap Equity Fund	—	—	(2,346,901)	(66,441)	—	5,127,716
SGI Global Equity Fund	2,069,409	2,432,514	—	—	—	15,923,030
SGI Conservative Fund	30,536	3,531	—	—	—	26,276
SGI Prudent Growth Fund	219,145	49,828	—	—	(11,533)	937,514
SGI Peak Growth Fund	497,166	93,998	—	—	(14,340)	1,338,958
SGI Small Cap Growth Fund	22,307,089	3,503,454	—	—	—	85,397

The differences between the book and tax basis components of distributable earnings relate primarily to wash sales and investments in publicly traded partnerships.

The tax character of dividends and distributions paid during the fiscal year ended August 31, 2021 and August 31, 2020 were as follows:

FUND		Ordinary Income	Long-Term Gains	Total
SGI U.S. Large Cap Equity Fund	2021	1,974,531	1,299,116	3,273,647
	2020	7,409,283	7,493,904	14,903,187
SGI U.S. Small Cap Equity Fund	2021	119,130	—	119,130
	2020	502,870	—	502,870
SGI Global Equity Fund	2021	551,275	—	551,275
	2020	723,090	262,840	985,930
SGI Conservative Fund	2021	17,684	—	17,684
SGI Prudent Growth Fund	2021	4,271	—	4,271
SGI Small Cap Growth Fund	2021	3,152,424	182,030	3,334,454
	2020	—	208,711	208,711

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

SUMMIT GLOBAL INVESTMENTS

Notes to Financial Statements (continued)

AUGUST 31, 2021

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. As of August 31, 2021, the SGI U.S. Small Cap Equity Fund had $1,114,136 of short-term and $1,232,765 of long-term capital loss carryovers, respectively.

Pursuant to federal income tax rules applicable to regulated investment companies, the Fund may elect to treat certain capital losses between November 1 and August 31 and late year ordinary losses ((i) ordinary losses between January 1 and August 31, and (ii) specified ordinary and currency losses between November 1 and August 31) as occurring on the first day of the following tax year. For the fiscal year ended August 31, 2021, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until September 1, 2021. SGI U.S. Small Cap Equity Fund deferred qualified late-year losses of $66,441, which will be treated as arising on the first business day of the following fiscal year.

6. NEW ACCOUNTING PRONOUNCEMENTS AND REGULATORY UPDATES

In October 2020, the Securities and Exchange Commission (“SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and require funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. Funds will be required to comply with Rule 18f-4 by August 19, 2022. It is not currently clear what impact, if any, Rule 18f-4 will have on the availability, liquidity or performance of derivatives. Management is currently evaluating the potential impact of Rule 18f-4 on the Funds. When fully implemented, Rule 18f-4 may require changes in how a Fund uses derivatives, adversely affect a Fund’s performance and increase costs related to a Fund’s use of derivatives.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Funds will be required to comply with the rules by September 8, 2022. Management is currently assessing the potential impact of the new rules on the Funds’ financial statements.

7. CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On May 13, 2021 , the Board, upon the recommendation of the Fund’s audit committee, dismissed PricewaterhouseCoopers, LLP as independent registered public accounting firm for the SGI Small Cap Growth Fund and selected Ernst & Young LLP as the independent registered public accounting firm for the Fund.

The reports by PricewaterhouseCoopers, LLP on the financial statements of the Fund as of and for the fiscal years ended August 31, 2020 and August 31, 2019, did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended August 31, 2020 and August 31, 2019, there were no (1) disagreements with PricewaterhouseCoopers, LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreements, or (2) reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K.

SUMMIT GLOBAL INVESTMENTS

Notes to Financial Statements (concluded)

AUGUST 31, 2021

During the Fund’s fiscal years ended August 31, 2020 and August 31, 2019 , the Fund, nor anyone on its behalf has consulted with Ernst & Young LLP on items which (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K under the Securities Exchange Act of 1934, as amended) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no significant events requiring recognition or disclosure in the financial statements.

SUMMIT GLOBAL INVESTMENTS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of The RBB Fund, Inc. and Shareholders of SGI U.S. Large Cap Equity Fund, SGI U.S. Small Cap Equity Fund, SGI Global Equity Fund, SGI Conservative Fund, SGI Prudent Growth Fund, SGI Peak Growth Fund, and SGI Small Cap Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of SGI U.S. Large Cap Equity Fund, SGI U.S. Small Cap Equity Fund, SGI Global Equity Fund, SGI Conservative Fund, SGI Prudent Growth Fund, SGI Peak Growth Fund, and SGI Small Cap Growth Fund (collectively referred to as the “Funds”) (seven of the portfolios constituting The RBB Fund, Inc. (the “Company”)), including the portfolios of investments, as of August 31, 2021, and the related statements of operations, changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (seven of the portfolios constituting The RBB Fund, Inc.) at August 31, 2021, and the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual portfolio constituting The RBB Fund, Inc.	Statement of operations	Statements of changes in net assets	Financial highlights
SGI U.S. Large Cap Equity Fund SGI U.S. Small Cap Equity Fund	For the year ended August 31, 2021	For each of the two years in the period ended August 31, 2021	For each of the five years in the period ended August 31, 2021
SGI Global Equity Fund	For the year ended August 31, 2021	For each of the two years in the period ended August 31, 2021	For each of the four years in the period ended August 31, 2021
SGI Conservative Fund, SGI Prudent Growth Fund and SGI Peak Growth Fund	For the year ended August 31, 2021	For the year ended August 31, 2021 and for the period June 8, 2020 (Commencement of Operation) to August 31, 2020.
SGI Small Cap Growth Fund	For the year ended August 31, 2021

The financial highlights of SGI Global Equity Fund, for the year ended presented through August 31, 2017, were audited by other auditors whose report dated October 27, 2017, expressed an unqualified opinion on those financial highlights.

The financial highlights and statement changes in net assets of SGI Small Cap Growth Fund, for the year ended presented through August 31, 2020, were audited by other auditors whose report dated October 27, 2020, expressed an unqualified opinion on those financial statements.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

SUMMIT GLOBAL INVESTMENTS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Concluded)

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Summit Global Investments investment companies since 2012.

Philadelphia, Pennsylvania
October 29, 2021

SUMMIT GLOBAL INVESTMENTS

SHAREHOLDER TAX INFORMATION (UNAUDITED)

Certain tax information is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended August 31, 2021. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ending December 31, 2021. During the fiscal year ended August 31, 2021, the tax character of distributions paid by the Fund’s were as follows:

		Ordinary Income Dividend	Long-Term Capital Gain Dividends
SGI U.S. Large Cap Equity Fund	2021	$1,974,531	$1,299,116
SGI U.S. Small Cap Equity Fund	2021	119,130	—
SGI Global Equity Fund	2021	551,275	—
SGI Conservative Fund	2021	17,684	—
SGI Prudent Growth Fund	2021	4,271	—
SGI Peak Growth Fund	2021	—	—
SGI Small Cap Growth Fund	2021	3,152,424	182,030

Distributions from net investment income and short-term capital gains are treated as ordinary income for federal income tax purposes.

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentages of ordinary dividends paid during the fiscal year ended August 31, 2021 are designated as “qualified dividend income,” as defined in the Act, and are subject to reduced tax rates:

SGI U.S. Large Cap Equity Fund	88.36%
SGI U.S. Small Cap Equity Fund	100.00%
SGI Global Equity Fund	80.55%
SGI Conservative Fund	1.93%
SGI Prudent Growth Fund	17.30%
SGI Peak Growth Fund	0.00%
SGI Small Cap Growth Fund	2.70%

The percentage of total ordinary income dividends paid qualifying for corporate dividends received deduction for each Fund is as follows:

SGI U.S. Large Cap Equity Fund	88.40%
SGI U.S. Small Cap Equity Fund	100.00%
SGI Global Equity Fund	36.86%
SGI Conservative Fund	0.00%
SGI Prudent Growth Fund	8.25%
SGI Peak Growth Fund	0.00%
SGI Small Cap Growth Fund	2.67%

SUMMIT GLOBAL INVESTMENTS

SHAREHOLDER TAX INFORMATION (UNAUDITED) (Concluded)

The percentage of qualified interest income related dividends not subject to withholding tax for non-resident aliens and foreign corporations is as follows:

SGI U.S. Large Cap Equity Fund	0.00%
SGI U.S. Small Cap Equity Fund	0.00%
SGI Global Equity Fund	0.00%
SGI Conservative Fund	0.00%
SGI Prudent Growth Fund	0.00%
SGI Peak Growth Fund	0.00%
SGI Small Cap Growth Fund	0.00%

The percentage of ordinary income distributions designated as qualified short-term gains pursuant to the American Job Creation Act of 2004 is as follows:

SGI U.S. Large Cap Equity Fund	0.00%
SGI U.S. Small Cap Equity Fund	0.00%
SGI Global Equity Fund	0.00%
SGI Conservative Fund	100.00%
SGI Prudent Growth Fund	69.98%
SGI Peak Growth Fund	0.00%
SGI Small Cap Growth Fund	95.73%

Because the Funds’ fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2020. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2022.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Funds, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Funds.

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Other Information (Unaudited)

Proxy Voting

Policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities as well as information regarding how the Funds voted proxies relating to portfolio securities for the most recent twelve-month period ended June 30 are available without charge, upon request, by calling (855) 744-8500 and on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Company files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) as an exhibit to its report on Form N-PORT. The Company’s Form N-PORT is available on the SEC’s website at http://www.sec.gov.

Investment Advisory Agreement renewal – SGI U.S. LARGE CAP EQUITY FUND, SGI U.S. SMALL CAP EQUITY FUND, SGI GLOBAL EQUITY FUND, SGI CONSERVATIVE FUND, SGI PRUDENT GROWTH FUND, AND SGI PEAK GROWTH FUND

As required by the 1940 Act, the Board, including all of the Directors who are not “interested persons” of the Company, as that term is defined in the 1940 Act (the “Independent Directors”), considered the renewal of the investment advisory agreement between Summit and the Company (the “Investment Advisory Agreement”) on behalf of the SGI U.S. Large Cap Equity Fund, SGI U.S. Small Cap Equity Fund SGI Global Equity Fund, SGI Conservative Fund, SGI Prudent Growth Fund and the SGI Peak Growth Fund (for this section only, the “Funds”), at a meeting of the Board held on May 12-13, 2021 (for this section only, the “Meeting”). At the Meeting, the Board, including all of the Independent Directors, approved the Investment Advisory Agreement for an additional one-year term. The Board’s decision to approve the Investment Advisory Agreement reflects the exercise of its business judgment to continue the existing arrangement. In approving the Investment Advisory Agreement, the Board considered information provided by Summit with the assistance and advice of counsel to the Independent Directors and the Company.

In considering the renewal and approval of the Investment Advisory Agreements between the Company and SGI with respect to the Funds, the Directors took into account all the materials provided prior to and during the Meeting and at other meetings throughout the past year, the presentations made during the Meeting, and the discussions held during the Meeting. Among other things, the Directors considered (i) the nature, extent, and quality of SGI’s services provided to the Funds; (ii) descriptions of the experience and qualifications of SGI’s personnel providing those services; (iii) SGI’s investment philosophies and processes; (iv) SGI’s assets under management and client descriptions; (v) SGI’s soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vi) SGI’s current advisory fee arrangement with the Company and other similarly managed clients; (vii) SGI’s compliance procedures; (viii) SGI’s financial information, insurance coverage and profitability analysis related to providing advisory services to the Funds; (ix) the extent to which economies of scale are relevant to the Funds; (x) a report prepared by Broadridge/Lipper comparing the Funds’ management fees and total expense ratio to those of its respective Lipper Group and comparing the performance of each Fund to the performance of its Lipper Group; and (xi) a report comparing the performance of each Fund to the performance of its benchmark.

As part of their review, the Directors considered the nature, extent and quality of the services provided by SGI. The Directors concluded that SGI had substantial resources to provide services to the Funds and that SGI’s services had been acceptable.

The Directors also considered the investment performance of the Funds and SGI. The Directors considered each Fund’s investment performance in light of its investment objective and investment strategies. The Directors noted that the SGI U.S. Large Cap Equity Fund underperformed its benchmark, the S&P 500 Index, for the year-to-date, one-year, three-year, five-year and since-inception periods ended March 31, 2021. The Directors also noted that the SGI

SUMMIT GLOBAL INVESTMENTS

Other Information (Unaudited) (Continued)

U.S. Large Cap Equity Fund ranked in the 1st quintile in its Lipper Performance Group for the three-year and four-year periods, in the 2nd quintile for the 5-year period, and in the 3rd quintile for the one-year and two-year periods ended December 31, 2020.

Next, the Directors noted that the SGI U.S. Small Cap Equity Fund’s investment performance underperformed its benchmark, the Russell 2000 Index, for the year-to-date, one-year, three-year, five-year, and since-inception periods ended March 31, 2021. The Directors also noted that the SGI U.S. Small Cap Equity Fund ranked in the 5th quintile in its Lipper Performance Group for the one-year, two-year, three-year, four-year and since-inception periods ended December 31, 2020.

The Directors noted that the SGI Global Equity Fund’s investment performance outperformed its benchmark, the MSCI ACWI Index, for the since-inception period, and underperformed its benchmark for the year-to-date, one-year, three-year, five-year, and ten-year periods, each ended March 31, 2021. The Directors also noted that the SGI Global Equity Fund ranked in the 3rd quintile in its Lipper Performance Group for the three-year and four-year periods and in the 5th quintile for the one-year, two-year and five-year periods ended December 31, 2020.

Next, the Directors noted that the SGI Peak Growth Fund’s investment performance underperformed its benchmark, the MSCI ACWI Index, for the year-to-date period ended March 31, 2021. The Directors also noted that the SGI Peak Growth Fund ranked in the 5th quintile in its Lipper Performance Group for the since-inception period ended December 31, 2020.

The Directors noted that the SGI Prudent Growth Fund’s investment performance underperformed its benchmark, the MSCI ACWI Index, for the year-to-date period ended March 31, 2021. The Directors also noted that the SGI Prudent Growth Fund ranked in the 5th quintile in its Lipper Performance Group for the since-inception period ended December 31, 2020.

Finally, the Directors noted that the SGI Conservative Fund’s investment performance underperformed its benchmark, the MSCI ACWI Index, for the year-to-date period ended March 31, 2021. The Directors also noted that the SGI Conservative Fund ranked in the 5th quintile in its Lipper Performance Group for the since-inception period ended December 31, 2020.

The Board also considered the advisory fee rate payable by the Funds under the Investment Advisory Agreements. In this regard, information on the fees paid by the Funds and each Fund’s total operating expense ratio (before and after fee waivers and expense reimbursements) were compared to similar information for mutual funds advised by other, unaffiliated investment advisory firms.

The Directors noted that the actual advisor fee and total expenses of the SGI U.S. Large Cap Equity Fund ranked in the 5th quintile of the Fund’s Lipper Expense Group.

The Directors noted that the actual advisor fee and total expenses of the SGI U.S. Small Cap Equity Fund ranked in the 5th quintile of the Fund’s Lipper Expense Group.

The Directors noted that the actual advisor fee of the SGI Global Equity Fund ranked in the 3rd quintile of the Fund’s Lipper Expense Group, and that the total expenses of the Fund ranked in the 1st quintile of its Lipper Expense Group.

The Directors noted that the actual advisor fee of the SGI Peak Growth Fund ranked in the 1st quintile of the Fund’s Lipper Expense Group, and that the total expenses of the Fund ranked in the 5th quintile of its Lipper Expense Group.

The Directors noted that the actual advisor fee of the SGI Prudent Growth Fund ranked in the 1st quintile of the Fund’s Lipper Expense Group, and that the total expenses of the Fund ranked in the 5th quintile of its Lipper Expense Group.

The Directors noted that the actual advisor fee of the SGI Conservative Fund ranked in the 1st quintile of the Fund’s Lipper Expense Group, and that the total expenses of the Fund ranked in the 4th quintile of its Lipper Expense Group.

SUMMIT GLOBAL INVESTMENTS

Other Information (Unaudited) (Concluded)

The Directors then noted that SGI had contractually agreed to waive management fees and reimburse expenses through at least December 31, 2021 to limit total annual operating expenses to agreed upon levels for each Fund.

After reviewing the information regarding each Fund’s costs, profitability and economies of scale, and after considering SGI’s services, the Directors concluded that the investment advisory fees paid by the Fund were fair and reasonable and that the Investment Advisory Agreement should be approved and continued for an additional one-year period ending August 16, 2022.

Special Meeting of Shareholders

A special meeting of shareholders (the “Special Meeting”) of the SGI Small Cap Growth Fund (formerly, the Bogle Investment Management Small Cap Growth Fund) (the “Fund”) was held on May 6, 2021. At the Special Meeting, shareholders voted on one proposal – the approval of an investment advisory agreement between Summit Global Investments, LLC and The RBB Fund, Inc., on behalf of the Fund. Further details regarding the proposal and the Special Meeting are contained in a definitive proxy statement filed with the Securities and Exchange Commission on March 1, 2021.

At the Special Meeting, the proposal was approved by shareholders of the Fund as follows:

	Number of Votes For	Number of Votes Against	Number of Votes Abstain
Proposal	1,217,405.366	90,716.306	44,888.458

SUMMIT GLOBAL INVESTMENTS

Company Management (Unaudited)

Directors and Executive Officers

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their ages, business addresses and principal occupations during the past five years are set forth below. The statement of additional information (“SAI”) includes additional information about the Directors and is available without charge, upon request, by calling (855) 744-8500.

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
INDEPENDENT DIRECTORS
Julian A. Brodsky 615 East Michigan Street Milwaukee, WI 53202 Age: 88	Director	1988 to present	From 1969 to 2011, Director and Vice Chairman, Comcast Corporation (cable television and communications).	46	AMDOCS Limited (service provider to telecommunications companies).
J. Richard Carnall 615 East Michigan Street Milwaukee, WI 53202 Age: 82	Director	2002 to present	Since 1984, Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.); since 2004, Director of Cornerstone Bank.	46	None.
Gregory P. Chandler 615 East Michigan Street Milwaukee, WI 53202 Age: 54	Director	2012 to present	Since 2020, Chief Financial Officer, Herspiegel Consulting LLC (life sciences consulting services); 2020, Chief Financial Officer, Avocado Systems Inc. (cyber security software provider); 2009-2020, Chief Financial Officer, Emtec, Inc. (information technology consulting/services).	46

Emtec, Inc. (until December 2019); FS Investment Corporation (business development company) (until December 2018); FS Energy and Power Fund (business development company); Wilmington Funds (12 portfolios) (registered investment company).

Nicholas A. Giordano 615 East Michigan Street Milwaukee, WI 53202 Age: 78	Director	2006 to present	Since 1997, Consultant, financial services organizations.	46

IntriCon Corporation (biomedical device manufacturer); Kalmar Pooled Investment Trust (registered investment company) (until September 2017); Wilmington Funds (12 portfolios) (registered investment company); Independence Blue Cross (healthcare insurance) (until 2021).

SUMMIT GLOBAL INVESTMENTS

Company Management (Unaudited) (Continued)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
Arnold M. Reichman 615 East Michigan Street Milwaukee, WI 53202 Age: 73	Chairman Director	2005 to present 1991 to present	Retired.	46	EIP Investment Trust (registered investment company).
Brian T. Shea 615 East Michigan Street Milwaukee, WI 53202 Age: 61	Director	2018 to present	From 2014-2017, Chief Executive Officer, BNY Mellon Investment Services (fund services, global custodian and securities clearing firm); from 1983-2014, Chief Executive Officer and various positions, Pershing LLC (broker dealer, clearing and custody firm).	46

WisdomTree Investments, Inc. (asset management company) (until March 2019); Fidelity National Information Services, Inc. (financial services technology company); Ameriprise Financial, Inc. (financial services company).

Robert A. Straniere 615 East Michigan Street Milwaukee, WI 53202 Age: 80	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; since 1980, Founding Partner, Straniere Law Group (law firm).	46	None.
INTERESTED DIRECTOR[2]
Robert Sablowsky 615 East Michigan Street Milwaukee, WI 53202 Age: 83	Vice Chairman Director	2016 to present 1991 to present	Since 2002, Senior Director - Investments and, prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	46	None.
OFFICERS
Salvatore Faia, JD, CPA, CFE Vigilant Compliance, LLC Gateway Corporate Center, Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 58	President Chief Compliance Officer	2009 to present 2004 to present

Since 2004, President, Vigilant Compliance, LLC (investment management services company); since 2005, Independent Trustee of EIP Investment Trust (registered investment company); since 2021, President and Chief Compliance Officer of Penn Capital Funds Trust.

				N/A	N/A
James G. Shaw 615 East Michigan Street Milwaukee, WI 53202 Age: 60	Treasurer and Secretary	2016 to present

Treasurer and Secretary of The RBB Fund, Inc. (since 2016) and Penn Capital Funds Trust (since 2021); from 2005 to 2016, Assistant Treasurer of The RBB Fund, Inc.; from 1995 to 2016, Senior Director and Vice President of BNY Mellon Investment Servicing (US) Inc. (financial services company).

				N/A	N/A

SUMMIT GLOBAL INVESTMENTS

Company Management (Unaudited) (Continued)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
Craig A. Urciuoli 615 East Michigan Street Milwaukee, WI 53202 Age: 46	Director of Marketing & Business Development	2019 to present	Director of Marketing & Business Development of The RBB Fund, Inc. (since 2019) and Penn Capital Funds Trust (since 2021); from 2000-2019, Managing Director, Third Avenue Management LLC.	N/A	N/A
Jennifer Witt 615 East Michigan Street Milwaukee, WI 53202 Age: 38	Assistant Treasurer	2018 to present

Since 2020, Vice President, U.S. Bank Global Fund Services (fund administrative services firm); from 2016 to 2020, Assistant Vice President, U.S. Bank Global Fund Services; from 2007 to 2016, Supervisor, Nuveen Investments (registered investment company).

				N/A	N/A
Edward Paz 615 East Michigan Street Milwaukee, WI 53202 Age: 50	Assistant Secretary	2016 to present	Since 2007, Vice President and Counsel, U.S. Bancorp Fund Services, LLC (fund administrative services firm).	N/A	N/A
Michael P. Malloy One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 62	Assistant Secretary	1999 to present	Since 1993, Partner, Faegre Drinker Biddle & Reath LLP (law firm).	N/A	N/A
Jillian L. Bosmann One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 42	Assistant Secretary	2017 to present	Since 2017, Partner, Faegre Drinker Biddle & Reath LLP (law firm).	N/A	N/A

*	Each Director oversees 46 portfolios of the fund complex, consisting of the series in the Company and Penn Capital Funds Trust (7 portfolios).

1.

Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his or her successor is elected and qualified or his or her death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved waivers of the policy with respect to Messrs. Brodsky, Carnall, Giordano, Sablowsky and Straniere. Each officer holds office at the pleasure of the Board until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

2.

Mr. Sablowsky is considered an “interested person” of the Company as that term is defined in the 1940 Act and is referred to as an “Interested Director.” Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as an employee of Oppenheimer & Co., Inc., a registered broker-dealer.

SUMMIT GLOBAL INVESTMENTS

Company Management (Unaudited) (Concluded)

Director Experience, Qualifications, Attributes and/or Skills

The information above includes each Director’s principal occupations during the last five years. Each Director possesses extensive additional experience, skills and attributes relevant to his qualifications to serve as a Director. The cumulative background of each Director led to the conclusion that each Director should serve as a Director of the Company. Mr. Giordano has years of experience as a consultant to financial services organizations and also serves on the boards of other registered investment companies. Mr. Reichman brings decades of investment management experience to the Board, in addition to senior executive-level management experience. Mr. Straniere has been a practicing attorney for over 30 years and has served on the boards of an asset management company and another registered investment company. Mr. Brodsky has over 40 years of senior executive-level management experience in the cable television and communications industry. Mr. Sablowsky has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the financial services industry. Mr. Carnall has decades of senior executive-level management experience in the banking and financial services industry and also serves on the boards of various corporations and a bank. Mr. Chandler has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the investment technology consulting/services and investment banking/brokerage industries, and also serves on various boards. Mr. Shea has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the brokerage, clearing and investment services industry, including service on the boards of industry regulatory organizations and a university.

SUMMIT GLOBAL INVESTMENTS

PRIVACY NOTICE (Unaudited)

FACTS	WHAT DOES THE SGI FUNDS DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number

● account balances

● account transactions

● transaction history

● wire transfer instructions

● checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons SGI Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your information	Do the SGI Funds share?	Can you limit this sharing?
For our everyday business purpose — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

SUMMIT GLOBAL INVESTMENTS

PRIVACY NOTICE (Unaudited) (Concluded)

Questions?	Call 1-855-744-8500 or go to www.summitglobalinvestments.com

What we do
How do the SGI Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How do the SGI Funds collect my personal information?

We collect your personal information, for example, when you

● open an account

● provide account information

● give us your contact information

● make a wire transfer

● tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes — information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

● Our affiliates include Summit Global Investments, LLC, the investment adviser to the SGI U.S. Large Cap Equity Fund, SGI U.S. Small Cap Equity Fund, SGI Global Equity Fund, SGI Conservative Fund, SGI Prudent Growth Fund, SGI Peak Growth Fund and SGI Small Cap Growth Fund.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

● SGI U.S. Large Cap Equity Fund, SGI U.S. Small Cap Equity Fund, SGI Global Equity Fund, SGI Conservative Fund, SGI Prudent Growth Fund, SGI Peak Growth Fund and SGI Small Cap Growth Fund doesn’t share with nonaffiliates so they can market to you.

Joint marketing

A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

● SGI U.S. Large Cap Equity Fund, SGI U.S. Small Cap Equity Fund, SGI Global Equity Fund, SGI Conservative Fund, SGI Prudent Growth Fund, SGI Peak Growth Fund and SGI Small Cap Growth Fund may share your information with other financial institutions with whom they have joint marketing arrangements who may suggest additional fund services or other investments products which may be of interest to you. We do not currently have any joint marketing arrangements with other financial institutions.

Investment Adviser

Summit Global Investments, LLC
620 South Main Street
Bountiful, UT 84010

Administrator and Transfer Agent

U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201

Principal Underwriter

Quasar Distributors, LLC
111 E Kilbourn Ave, Suite 2200
Milwaukee, WI 53202

Custodian

U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm

Ernst & Young LLP
One Commerce Square
2005 Market Street, Suite 700
Philadelphia, PA 19103

Legal Counsel

Faegre Drinker Biddle & Reath LLP
One Logan Square, Suite 2000
Philadelphia, PA 19103-6996

SGI-AR21

ANNUAL
report 2021

A series of The RBB Fund, Inc.

8/31/21

Stance Equity ESG Large Cap Core ETF

Stance Equity ESG Large Cap Core ETF (STNC)

Letter to Shareholders	1
Portfolio Characteristics	3
Fund Expense Example	5
Schedule of Investments	6
Financial Statements	11
Notes to Financial Statements	15
Report of Independent Registered Public Accounting Firm	23
Shareholder Tax Information	24
Notice to Shareholders	25
Privacy Notice	27
Directors and Officers	33

Stance Equity ESG Large Cap Core ETF

Letter to Shareholders

August 31, 2021 (Unaudited)

Dear Stance Equity ESG Large Cap Core ETF Shareholder:

The Stance Equity ESG Large Cap Core ETF (ticker: “STNC”), the “Fund”, commenced investment operations during mid-March 2021 and has been structured to attempt to achieve long-term capital appreciation. The Fund is an actively managed exchange-traded fund (“ETF”) that invests, under normal circumstances at least 80% of the value of its net assets (plus the amount of any borrowings for investment purposes) in exchange-traded equity securities of U.S. large capitalization issuers that meet environmental, social, and governance (“ESG”) standards, as determined and in the sole discretion of Stance Capital, LLC (“Stance”). The Fund currently considers companies within the Russell 1000® Index and S&P 500® Index to be large capitalization issuers.

In identifying investments for the Fund, Stance generally utilizes three independent processes. First, we apply a rules-based methodology to the universe of large capitalization companies and identify companies that successfully manage, in Stance’s view and in its sole discretion, sustainability-related key performance indicators (“KPIs”) which may include energy productivity1, carbon intensity2, water dependence3, waste profile4 and KPIs relating to governance, which may include capacity to innovate, unfunded pension fund liabilities, chief executive officer/average worker pay, safety performance, employee turnover, leadership diversity, percentage tax paid, and percent of bonus linked to sustainability performance. Companies who have engaged exclusively or primarily in weapons, tobacco, or thermal coal, are generally excluded from consideration. Second, we apply a machine learning model which uses financial, risk, and other factors to identify companies that, in our view, and based on our sole discretion, are most likely to outperform both in absolute returns and in risk adjusted returns over the next quarter. Finally, we attempt to optimize the Fund’s portfolio by minimizing tail risk and maximize diversification.

Since inception on March 16, 2021, the Fund’s total return for the period ended August 31, 2021 was 11.23%, which compares to the S&P 500 Total Return Index’s return of 14.68% during that same period. Please note we will refer to the SPDR® S&P 500® ETF Trust (“SPY ETF”) as the investable version of the benchmark for the purposes of analytics below.

In the opinion of the management team, the Fund’s underperformance was largely driven by two main events:

1)

The Fund being exposed to lower market risk than the investable benchmark (SPY ETF). We believe the management team’s focus on risk efficiency generally enables the Fund to have a superior risk to return profile; however this may lead to underperformance in strong upward markets.

2)

The blow up of Archegos Capital Management and the resulting downward performance of ViacomCBS, which was a large Fund position in Q1 of 2021, resulted in significant underperformance in the latter part of Q1 of 2021.

The management team believes that our risk efficiency will pay off over the longer term as markets correct and does not expect another hedge fund to blow up and take out a large S&P500® Index name.

It is worth noting that the S&P500® Index has significantly high exposure to technology/communication services companies. The top 5 companies in the S&P500® Index represent 22.51% of the index,as compared to 17.62% of the Fund’s portfolio on rebalance.

[1]	Energy Productivity: Revenue (converted to USD using PPP exchange Rate) / (Energy Use – renewable energy generated by the company or certified RECs).

[2]	Carbon Intensity: Carbon Emissions / Revenue (converted to USD using PPP exchange rate).

[3]	Water Dependence: Water use / Revenue (converted to USD using PPP exchange rate).

[4]	Waste Profile: Waste Productivity: Revenue (converted to USD using PPP exchange Rate) / Total waste generated.

1

Stance Equity ESG Large Cap Core ETF

Letter to Shareholders (concluded)

August 31, 2021 (Unaudited)

The portfolio management team is optimistic and confident that our process will yield excess benchmark returns, as we are expecting to enter into a more volatile market environment where we expect our focus on risk efficiency will be rewarded.

Sincerely,

Bill Davis

Bill Davis

Founding Partner, Portfolio Manager

Stance Capital, LLC

2

Stance Equity ESG Large Cap Core ETF

Portfolio Characteristics

(Unaudited)

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED AUGUST 31, 2021
	Since Inception	Inception Date
Stance Equity ESG Large Cap Core ETF	11.23%	3/15/2021
S&P 500® Total Return Index**	14.68%(1)	—
Fund Expense Ratios (2): Gross 0.95% and Net 0.85%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed or sold, may be worth more or less than their original cost.

(1)	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

(2)

The expense ratios of the Fund are set forth according to the Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights table in this report. See the Financial Highlights for most current expense ratios.

**

The S&P 500® Total Return Index is the total return version of the S&P 500® Index. Dividends are reinvested on a daily basis and all regular cash dividends are assumed reinvested in the index on the ex-dividend date. The S&P 500® Index is a market-capitalization-weighted index of 500 US stocks chosen for market size, liquidity and industry grouping, among other factors. The S&P 500® Index is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe. The S&P 500® Index was first introduced on the 1st of January, 1923, though expanded to 500 stocks on March 4, 1957.

3

Stance Equity ESG Large Cap Core ETF

Portfolio Characteristics (Concluded)

(Unaudited)

The following tables show the top ten holdings and sector allocations, in which the Stance Equity ESG Large Cap Core ETF was invested in as of August 31, 2021. Portfolio holdings are subject to change without notice.

Top TEN Holdings	% OF Net Assets
Regeneron Pharmaceuticals, Inc.	3.8%
Sherwin-Williams Co/The	3.7
CVS Health Corp.	3.5
Starbucks Corp.	3.4
Verisk Analytics, Inc.	3.3
eBay, Inc.	3.3
Ralph Lauren Corp.	3.3
MarketAxess Holdings, Inc.	3.2
Sealed Air Corp.	3.0
Biogen, Inc.	2.9
33.4%

The Stance Equity ESG Large Cap Core ETF uses the Global Industry Classification StandardSM (“GICSSM”) as the basis for the classification of securities on the Schedule of Investments (“SOI”).

Sector Allocation	% OF Net Assets
Health Care	24.0%
Consumer Discretionary	18.9
Industrials	14.4
Consumer Staples	13.0
Information Technology	12.4
Financials	6.7
Materials	6.7
Communication Services	2.3
Real Estate	0.9
99.3%

4

Stance Equity ESG Large Cap Core ETF

Fund Expense Example

AUGUST 31, 2021 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other ETFs.

This example is based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2021 through August 31, 2021, and held for the entire period. The actual values and expenses are based on the 168-day period from inception on March 15, 2021 through August 31, 2021.

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value MARCH 1, 2021	Ending Account Value AUGUST 31, 2021	Expenses Paid During Period*	Annualized Expense Ratio	Actual SINCE INCEPTION Total Investment Return for the Fund
Stance Equity ESG Large Cap Core ETF
Actual	$ 1,000.00	$ 1,112.30	$ 4.13	0.85%	11.23%
Hypothetical (5% return before expenses)	1,000.00	1,020.92	4.33	0.85	N/A

*

Expenses are equal to the Fund’s annualized expense ratio for the period March 1, 2021 through August 31, 2021, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period. The actual dollar amounts shown are expenses paid by the Fund during the period from the Fund’s inception on March 15, 2021 through August 31, 2021 multiplied by 168 days, which is the number of days from the Fund’s inception through August 31, 2021. The Fund’s ending account value in the first section in the table is based on the actual since inception total investment return for the Fund.

5

Stance Equity ESG Large Cap Core ETF

Schedule of Investments

AUGUST 31, 2021

	Number of Shares	Value

Common Stocks — 99.3%
Air Freight & Logistics — 0.4%
Expeditors International of Washington, Inc. (United States)	1,164	$145,081
Airlines — 1.4%
American Airlines Group, Inc. (United States)*	25,259	503,664
Automobiles — 0.4%
Ford Motor Co. (United States)*	10,152	132,281
Biotechnology — 6.6%
Biogen, Inc. (United States)*	3,151	1,067,906
Regeneron Pharmaceuticals, Inc. (United States)*	2,078	1,399,325
		2,467,231
Building Products — 2.3%
Allegion PLC (Ireland)	2,898	417,283
Johnson Controls International PLC (Ireland)	6,033	451,268
		868,551
Capital Markets — 6.7%
Franklin Resources, Inc. (United States)	4,587	148,802
MarketAxess Holdings, Inc. (United States)	2,518	1,198,366
Moody’s Corp. (United States)	1,423	541,836
S&P Global, Inc. (United States)	969	430,062
T Rowe Price Group, Inc. (United States)	730	163,425
		2,482,491
Chemicals — 3.7%
Sherwin-Williams Co., (The) (United States)	4,527	1,374,714
Commercial Services & Supplies — 1.1%
Copart, Inc. (United States)*	2,765	399,045

The accompanying notes are an integral part of these financial statements.

6

Stance Equity ESG Large Cap Core ETF

Schedule of Investments (continued)

AUGUST 31, 2021

	Number of Shares	Value

Common Stocks (continued)
Communications Equipment — 3.4%
Cisco Systems Inc/Delaware (United States)	14,886	$878,572
Motorola Solutions, Inc. (United States)	1,618	395,148
		1,273,720
Containers & Packaging — 3.0%
Sealed Air Corp. (United States)	18,240	1,113,187
Distributors — 0.8%
Pool Corp. (United States)	569	281,257
Electrical Equipment — 1.0%
Eaton Corp PLC (Ireland)	2,209	371,907
Electronic Equipment, Instruments & Components — 1.8%
Keysight Technologies, Inc. (United States)*	3,803	682,182
Entertainment — 0.4%
Netflix, Inc. (United States)*	277	157,666
Equity Real Estate Investment Trusts (REITs) — 0.9%
Kimco Realty Corp. (United States)	15,111	329,269
Food Products — 10.8%
Conagra Brands, Inc. (United States)	4,521	149,736
General Mills, Inc. (United States)	11,926	689,442
Hershey Co., (The) (United States)	3,019	536,476
Hormel Foods Corp. (United States)	22,894	1,042,593
J M Smucker Co., (The) (United States)	5,049	624,410
Kellogg Co. (United States)	7,987	504,299
Mondelez International, Inc., Class A (United States)	7,677	476,511
		4,023,467

The accompanying notes are an integral part of these financial statements.

7

Stance Equity ESG Large Cap Core ETF

Schedule of Investments (continued)

AUGUST 31, 2021

	Number of Shares	Value

Common Stocks (continued)
Health Care Equipment & Supplies — 4.3%
Edwards Lifesciences Corp. (United States)*	1,046	$122,570
Hologic, Inc. (United States)*	11,073	876,428
IDEXX Laboratories, Inc. (United States)*	168	113,192
West Pharmaceutical Services, Inc. (United States)	1,120	505,814
		1,618,004
Health Care Providers & Services — 10.3%
AmerisourceBergen Corp. (United States)	6,360	777,256
Anthem, Inc. (United States)	1,523	571,323
Cardinal Health, Inc. (United States)	5,958	312,735
Cigna Corp. (United States)	1,963	415,469
CVS Health Corp. (United States)	15,065	1,301,465
UnitedHealth Group, Inc. (United States)	1,110	462,060
		3,840,308
Hotels, Restaurants & Leisure — 4.4%
Starbucks Corp. (United States)	10,892	1,279,701
Yum! Brands, Inc. (United States)	2,767	362,560
		1,642,261
Household Durables — 1.2%
Garmin Ltd. (Switzerland)	2,519	439,389
Internet & Direct Marketing Retail — 3.3%
eBay, Inc. (United States)	16,192	1,242,574
IT Services — 1.7%
DXC Technology Co. (United States)*	2,877	105,643
Paychex, Inc. (United States)	2,704	309,527
PayPal Holdings, Inc. (United States)*	298	86,021
Visa, Inc., Class A (United States)	619	141,813
		643,004

The accompanying notes are an integral part of these financial statements.

8

Stance Equity ESG Large Cap Core ETF

Schedule of Investments (continued)

AUGUST 31, 2021

	Number of Shares	Value

Common Stocks (continued)
Leisure Products — 1.2%
Hasbro, Inc. (United States)	4,595	$451,734
Life Sciences Tools & Services — 1.2%
Waters Corp. (United States)*	1,058	438,033
Machinery — 4.5%
Illinois Tool Works, Inc. (United States)	875	203,752
Pentair PLC (Ireland)	11,404	879,933
Westinghouse Air Brake Technologies Corp. (United States)	6,781	608,866
		1,692,551
Media — 1.9%
Omnicom Group, Inc. (United States)	9,779	716,018
Personal Products — 2.3%
Estee Lauder Cos., Inc., (The), Class A (United States)	2,462	838,286
Pharmaceuticals — 1.6%
Zoetis, Inc. (United States)	2,912	595,679
Professional Services — 3.3%
Verisk Analytics, Inc. (United States)	6,163	1,243,447
Road & Rail — 0.4%
CSX Corp. (United States)	4,732	153,932
Semiconductors & Semiconductor Equipment — 0.2%
Enphase Energy, Inc. (United States)*	519	90,166
Software — 3.8%
Adobe, Inc. (United States)*	366	242,914
ANSYS, Inc. (United States)*	490	179,026
Autodesk, Inc. (United States)*	791	245,281
Cadence Design Systems, Inc. (United States)*	796	130,130
Citrix Systems, Inc. (United States)	3,681	378,665
salesforce.com, Inc. (United States)*	860	228,132
		1,404,148

The accompanying notes are an integral part of these financial statements.

9

Stance Equity ESG Large Cap Core ETF

Schedule of Investments (Concluded)

AUGUST 31, 2021

	Number of Shares	Value

Common Stocks (continued)
Specialty Retail — 2.6%
Home Depot Inc., (The) (United States)	681	$222,128
Lowe’s Cos, Inc. (United States)	3,749	764,384
		986,512
Technology Hardware, Storage & Peripherals — 1.4%
HP, Inc. (United States)	17,863	531,246
Textiles, Apparel & Luxury Goods — 5.0%
PVH Corp. (United States)*	6,019	630,731
Ralph Lauren Corp. (United States)	10,643	1,235,972
		1,866,703
Total Common Stocks (Cost $34,697,725)		37,039,708

Short-Term Investments — 0.7%
U.S. Bank Money Market Deposit Account, 0.01% (United States)(a)*	242,568	242,568
Total Short-Term Investments (Cost $242,568)		242,568

Total Investments (Cost $34,940,293) — 100.0%		37,282,276
Other Assets in Excess of Liabilities — 0.0%		2,281
NET ASSETS — 100.0%
(Applicable to 1,340,000 shares outstanding)		$37,284,557

*	Non-income producing security.

PLC	Public Limited Company

(a)	The rate shown is as of August 31, 2021.

The accompanying notes are an integral part of these financial statements.

10

Stance Equity ESG Large Cap Core ETF

Statement of Assets and Liabilities

AUGUST 31, 2021

ASSETS
Investments in securities, at value (cost $34,697,725)	$37,039,708
Short-term investments, at value (cost $242,568)	242,568
Receivables for:
Dividends	28,687
Total assets	37,310,963

LIABILITIES
Payables for:
Advisory fees	26,406
Total liabilities	26,406
Net assets	$37,284,557

NET ASSETS CONSIST OF:
Par value	$1,340
Paid-in capital	33,511,866
Total distributable earnings/(losses)	3,771,351
Net assets	$37,284,557

Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	1,340,000
Net asset value, price per share	27.82

The accompanying notes are an integral part of these financial statements.

11

Stance Equity ESG Large Cap Core ETF

Statement of Operations

FOR THE PERIOD ENDED AUGUST 31, 2021*

INVESTMENT INCOME
Dividends	$160,598
Total investment income	160,598

EXPENSES
Advisory fees (Note 3)	146,820
Total expenses	146,820
Expense fees (waived)/reimbursed	(15,462)
Net expenses after waivers/reimbursements	131,358
Net investment income/(loss)	29,240

NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS
Net realized gain/(loss) from investments	250,351
Net realized gain/(loss) from redemption in-kind	1,149,777
Net change in unrealized appreciation/(depreciation) on investments	2,341,983
Net realized and unrealized gain/(loss) on investments	3,742,111
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$3,771,351

*	Inception date of the Fund was March 15, 2021.

The accompanying notes are an integral part of these financial statements.

12

Stance Equity ESG Large Cap Core ETF

Statement of Changes in Net Assets

FOR THE period ENDED AUGUST 31, 2021*
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income/(loss)	$29,240
Net realized gain/(loss) from investments	1,400,128
Net change in unrealized appreciation/(depreciation) on investments	2,341,983
Net increase/(decrease) in net assets resulting from operations	3,771,351

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	62,522,221
Shares redeemed	(29,009,015)
Net increase/(decrease) in net assets from capital share transactions	33,513,206
Total increase/(decrease) in net assets	37,284,557

NET ASSETS:
Beginning of period	—
End of period	$37,284,557

SHARES TRANSACTIONS:
Shares sold	2,470,000
Shares redeemed	(1,130,000)
Net increase/(decrease) in shares outstanding	1,340,000

*	Inception date of the Fund was March 15, 2021.

The accompanying notes are an integral part of these financial statements.

13

Stance Equity ESG Large Cap Core ETF

Financial Highlights

Contained below is per share operating performance data for shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective period. This information has been derived from information provided in the financial statements.

	For the Period Ended august 31,
	2021(1)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$25.00
Net investment income/(loss)(2)	0.02
Net realized and unrealized gain/(loss) from investments	2.80
Net increase/(decrease) in net assets resulting from operations	2.82
Net asset value, end of period	$27.82
Market value, end of period	$27.91
Total investment return/(loss) on net asset value(3)	11.23	%(5)
Total investment return/(loss) on market price(4)	11.56	%(5)
RATIO/SUPPLEMENTAL DATA
Net assets, end of period (000’s omitted)	$37,285
Ratio of expenses to average net assets with waivers and/or reimbursements	0.85	%(6)
Ratio of expenses to average net assets without waivers and/or reimbursements	0.95	%(6)
Ratio of net investment income/(loss) to average net assets	0.19	%(6)
Portfolio turnover rate	180	%(5)(7)

(1)	Inception date of the Fund was March 15, 2021.

(2)	Per share data calculated using average shares outstanding method.

(3)

Total investment return/(loss) on net asset value is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(4)

Total investment return/(loss) on market price is calculated assuming an initial investment made at the market price on the first day of the period, reinvestment of dividends and distributions at market price during the period and redemption at market price on the last day of the period.

(5)	Not annualized.

(6)	Annualized.

(7)	Excludes effect of in-kind transfers.

The accompanying notes are an integral part of these financial statements.

14

Stance Equity ESG Large Cap Core ETF

Notes to Financial Statements

AUGUST 31, 2021

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The RBB Fund, Inc. (“RBB” or the “Company”) was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as an open-end management investment company. RBB is a “series fund,” which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has thirty-nine separate investment portfolios, including the Stance Equity ESG Large Cap Core ETF (the “Fund”). The Fund commenced investment operations on March 15, 2021.

RBB has authorized capital of one hundred billion shares of common stock of which 88.223 billion shares are currently classified into one hundred and ninety-three classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio.

The investment objective of the Fund is to achieve long-term capital appreciation.

The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services - Investment Companies”.

The end of the reporting period for the Fund is August 31, 2021, and the period covered by these Notes to Financial Statements is the since inception period from March 15, 2021 through August 31, 2021 (the “current fiscal period”).

PORTFOLIO VALUATION — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter (“OTC”) market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings, and are deemed representative of market values at the close of the market. Foreign securities are valued based on prices from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Company’s Board of Directors (the “Board”). Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments. Such procedures use fundamental valuation methods, which may include, but are not limited to, an analysis of the effect of any restrictions on the resale of the security, industry analysis and trends, significant changes in the issuer’s financial position, and any other event which could have a significant impact on the value of the security. Determination of fair value involves subjective judgment as the actual market value of a particular security can be established only by negotiations between the parties in a sales transaction, and the difference between the recorded fair value and the value that would be received in a sale could be significant.

FAIR VALUE MEASUREMENTS — The inputs and valuation techniques used to measure the fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 – Prices are determined using quoted prices in active markets for identical securities.

●	Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

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●	Level 3 – Prices are determined using significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of the end of the reporting period, in valuing the Fund’s investments carried at fair value:

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Common Stocks	$37,039,708	$37,039,708	$—	$—
Short-Term Investments	242,568	242,568	—	—
Total Investments*	$37,282,276	$37,282,276	$—	$—

*	Please refer to the Schedule of Investments for further details.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) requires the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all Level 3 transfers are disclosed if the Fund had an amount of total Level 3 transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

During the current fiscal period, the Fund had no Level 3 transfers.

USE OF ESTIMATES — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and those differences could be significant.

INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES — The Fund records security transactions based on trade date for financial reporting purposes. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income (including

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AUGUST 31, 2021

amortization of premiums and accretion of discounts) is accrued when earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. Certain expenses are shared with PENN Capital Funds Trust (the “Trust”), a series trust of affiliated funds. Expenses incurred on behalf of a specific class, fund or fund family of the Company or Trust are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all funds (such as director or professional fees) are charged to all funds in proportion to their average net assets of RBB and the Trust, or in such other manner as the Board deems fair or equitable. Expenses and fees, including investment advisory fees, are accrued daily and taken into account for the purpose of determining the NAV of the Fund.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — The Fund pays dividends from its net investment income and distributes any net capital gains that it realizes. Dividends and capital gains distributions are generally paid once a year and as required to comply with federal excise tax requirements. Distributions to shareholders are determined in accordance with tax regulations and recorded on ex dividend date. Quarterly, the Fund will report details of distributions including gain and loss distributions and related taxes.

U.S. TAX STATUS — No provision is made for U.S. income taxes as it is the Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

CORONAVIRUS (COVID-19) PANDEMIC — The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. Although vaccines for COVID-19 are becoming more widely available, the ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers are not known. The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak and the pace of recovery which may vary market to market, and such uncertainty may in turn adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

CASH AND CASH EQUIVALENTS — Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

OTHER — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, the Fund expects the risk of material loss from such claims to be remote.

2. Investment Policies and Practices

The sections below describe some of the different types of investments that may be made by the Fund and the investment practices in which the Fund may engage.

TYPES OF FIXED-INCOME SECURITIES — The Fund may invest in bonds and other types of debt obligations of U.S. and foreign issuers. Fixed income securities purchased by the Fund may include, among others, bonds, notes, and debentures issued by corporations; debt securities issued

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AUGUST 31, 2021

or guaranteed by the U.S. government or one of its agencies or instrumentalities (“U.S. Government Securities”); municipal securities; mortgage-backed and asset-backed securities; and debt securities issued or guaranteed by foreign governments, their agencies, instrumentalities, or political subdivisions, or by government-owned, -controlled, or -sponsored entities, including central banks. These investments also include money market instruments and other types of obligations. Investors should recognize that, although securities ratings issued by S&P Global Ratings (“S&P”), a division of The McGraw-Hill Companies, Inc., and Moody’s Investors Services©, Inc. (“Moody’s”), provide a generally useful guide as to credit risks, they do not offer any criteria to evaluate interest rate risk. Changes in interest rate levels generally cause fluctuations in the prices of fixed-income securities and will, therefore, cause fluctuations in the NAV per share of the Fund. Subsequent to the purchase of a fixed-income security by the Fund, the ratings or credit quality of such security may deteriorate. Any such subsequent adverse changes in the rating or quality of a security held by the Fund would not require the Fund to sell the security.

TYPES OF EQUITY SECURITIES — In addition to common stock, the equity securities that the Fund may purchase include securities having equity characteristics, such as rights. Common stock represents an equity or ownership interest in a company. This interest often gives the Fund the right to vote on measures affecting the company’s organization and operations. Equity securities have a history of long-term growth in value, but their prices tend to fluctuate in the shorter term. Rights essentially are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights normally have a short duration and are distributed directly by the issuer to its shareholders. Rights have no voting rights, receive no dividends, and have no rights with respect to the assets of the issuer.

SECURITIES OF OTHER INVESTMENT COMPANIES — The Fund may invest in securities of other investment companies, including ETF shares and shares of money market funds. The Fund’s investment in these securities (other than shares of money market funds and of certain ETFs) may be subject to certain limitations imposed by the 1940 Act — generally, a prohibition on acquiring more than 3 percent of the outstanding voting stock of another investment company. Investment companies such as ETFs and money market funds pay investment advisory and other fees and incur various expenses in connection with their operations. When the Fund invests in another investment company, shareholders of the Fund will indirectly bear these fees and expenses, which will be in addition to the fees and expenses of the Fund.

REAL ESTATE INVESTMENT TRUSTS — Real estate investment trusts (“REITs”) are pooled investment vehicles that manage a portfolio of real estate or real estate-related loans to earn profits for their shareholders. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of the borrower on any credit extended. REITs are dependent upon management skills, may not be diversified geographically or by property type, and are subject to heavy cash-flow dependency, default by borrowers, and self-liquidation. REITs must also meet certain requirements under the Internal Revenue Code of 1986, as amended (the “Code”), to avoid entity level tax and be eligible to pass through certain tax attributes of their income to shareholders. REITs are consequently subject to the risk of failing to meet these requirements for favorable tax treatment and of failing to maintain their exemptions from registration under the 1940 Act. REITs are also subject to the risks of changes in the Code, affecting their tax status.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable-rate mortgage loans are reset periodically, yields on a

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Notes to Financial Statements (continued)

AUGUST 31, 2021

REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed-rate obligations.

The management of a REIT may be subject to conflicts of interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the REIT. REITs may own properties through joint ventures or in other circumstances in which a REIT may not have control over its investments. REITs may use significant amounts of leverage.

TEMPORARY INVESTMENTS — During periods of adverse market or economic conditions, the Fund may temporarily invest all or a substantial portion of its assets in high-quality, fixed-income securities, money market instruments, and shares of money market mutual funds, or it may hold cash. At such times, the Fund would not be pursuing its stated investment objective with its usual investment strategies. The Fund may also hold these investments for liquidity purposes. Fixed-income securities will be deemed to be of high quality if they are rated “A” or better by S&P or Moody’s or, if unrated, are determined to be of comparable quality by the the Fund’s sub-adviser, Stance Capital, LLC. Money market instruments are high-quality, short-term fixed income obligations (which generally have remaining maturities of one year or less), and may include U.S. Government Securities, commercial paper, certificates of deposit and banker’s acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements for US. Government Securities. In lieu of purchasing money market instruments, the Fund may purchase shares of money market mutual funds that invest primarily in U.S. Government Securities and repurchase agreements involving those securities, subject to certain limitations imposed by the 1940 Act. The Fund, as an investor in a money market fund, will indirectly bear the fees and expenses of the money market fund. These indirect fees and expenses will be in addition to the fees and expenses of the Fund. Repurchase agreements involve certain risks not associated with direct investments in debt securities.

3. INVESTMENT adviser and other services

Red Gate Advisers, LLC (the “Adviser”) serves as the investment adviser to the Fund. Stance Capital, LLC and Vident Advisory, LLC each serves as an investment sub-adviser (“Sub-Adviser”) to the Fund. Subject to the supervision of the Board, the Adviser manages the overall investment operations of the Fund, primarily in the form of oversight of the Fund’s sub-advisers, pursuant to the terms of the Investment Advisory Agreement between the Adviser and the Company on behalf of the Fund. The Fund compensates the Adviser with a unitary management fee for its services at an annual rate of 0.95%; based on the Fund’s average daily net assets (the “Advisory Fee”), payable on a monthly basis in arrears. From the Advisory Fee, the Adviser pays most of the expenses of the Fund, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit and other services. However, the Adviser is not responsible for interest expenses, brokerage commissions and other trading expenses, fees and expenses of independent directors and their independent counsel, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business.

The Adviser has contractually agreed to waive a portion of it’s unitary management fee for the first year of the Fund’s operations to the extent necessary to limit the Fund’s annual operating expenses (excluding brokerage commissions, taxes, interest expense, acquired fund fees and expenses, and any extraordinary expenses) to an amount not exceeding 0.85% annually of the Fund’s average daily net assets. This contractual limitation is in effect until March 15, 2022 and may not be terminated without the approval of the Board. The Adviser may discontinue these arrangements at any time after March 15, 2022.

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Notes to Financial Statements (continued)

AUGUST 31, 2021

During the current fiscal period, investment advisory fees accrued and waived were as follows:

Gross ADVISORY FEES	WAIVERS AND/OR REIMBURSEMENTS	NET ADVISORY FEES
$ 146,820	$ (15,462)	$ 131,358

U.S. Bancorp Fund Services, LLC (“Fund Services”), doing business as U.S. Bank Global Fund Services, serves as administrator for the Fund. For providing administrative and accounting services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Fund Services serves as the Fund’s transfer and dividend disbursing agent. For providing transfer agent services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

U.S. Bank, N.A. (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Vigilant Distributors, LLC (the “Distributor”), an affiliate of the Adviser, serves as the principal underwriter and distributor of the Fund’s shares pursuant to a Distribution Agreement with RBB.

Under the Fund’s unitary fee, the Adviser compensates Fund Services and the Custodian for its services provided.

DIRECTOR AND OFFICER COMPENSATION — The Directors of the Company receive an annual retainer and meeting fees for meetings attended. An employee of Vigilant Compliance, LLC serves as President and Chief Compliance Officer of the Company. Vigilant Compliance, LLC, an affiliate of the Adviser, is compensated for the services provided to the Company. Employees of RBB serve as Treasurer, Secretary and Director of Marketing & Business Development of the Company. They are compensated for services provided. Certain employees of Fund Services serve as officers of the Company. They are not compensated by the Funds or the Company. As of the end of the reporting period, there were no director and officer fees charged or paid by the Fund.

4. PURCHASES AND SALES OF INVESTMENT SECURITIES

During the current fiscal period, aggregate purchases and sales of investment securities (excluding in-kind transactions and short-term investments) of the Fund were as follows:

PURCHASES	SALES
$ 60,776,384	$ 60,793,877

There were no purchases or sales of long-term U.S. Government Securities during the current fiscal period.

During the current fiscal period, aggregate purchases and sales of in-kind transactions of the Fund were as follows:

PURCHASES	SALES
$ 34,778,608	$ 29,106,114

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5. Federal Income tax information

It is the Fund’s intention to meet the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), that are applicable to a regulated investment company (“RIC”). The Fund intends to continue to operate so as to qualify to be taxed as a RIC under the Code and, as such, to not be subject to federal income tax on the portion of its taxable income and gains distributed to stockholders. To qualify for RIC tax treatment, among other requirements, the Fund is required to distribute at least 90% of its investment company taxable income, as defined by the Code. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. While the Fund intends to distribute substantially all of its taxable net investment income and capital gains, if any, in a manner necessary to minimize the imposition of a 4% excise tax, there can be no assurance that it will avoid any or all of the excise tax. In such event, the Fund will be liable only for the amount by which it does not meet the foregoing distribution requirements. The Fund has adopted October 31 as its tax year end.

In accounting for income taxes, the Fund follows the guidance in FASB ASC Codification 740, as amended by ASU 2009-06, “Accounting for Uncertainty in Income Taxes” (“ASC 740”). ASC 740 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity before being measured and recognized in the financial statements. Management has concluded, there were no uncertain tax positions as of August 31, 2021 for federal income tax purposes or in, the Fund’s major state and local tax jurisdiction of Delaware.

Because U.S. federal income tax regulations differ from U.S. GAAP, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent difference are reclassified among capital accounts in the financial statements to reflect the applicable tax characterization. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. The tax basis components of distributable earnings may differ from the amount reflected in the Statement of Assets and Liabilities due to temporary book/tax differences due to a tax free incorporation transfer. As of August 31, 2021 there were no permanent differences.

As of August 31, 2021, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

FEDERAL TAX COST	UNREALIZED APPRECIATION	UNREALIZED (DEPRECIATION)	NET UNREALIZED APPRECIATION/ (DEPRECIATION)
$ 34,766,389	$ 3,042,007	$ (526,120)	$ 2,515,887

6. SHARE TRANSACTIONS

Shares of the Fund are listed and traded on the NYSE Arca, Inc. (the “Exchange”). Market prices for the shares may be different from their NAV. The Fund issues and redeems shares on a continuous basis at NAV only in blocks of 5,000 shares, called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, shares generally trade in the secondary market at market prices that change throughout the day. Except when aggregated in Creation Units, shares are not redeemable securities of the Fund. Creation Units may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem shares directly from the Fund. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

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Notes to Financial Statements (concluded)

AUGUST 31, 2021

The Fund currently offers one class of shares, which has no front-end sales load, no deferred sales charge, and no redemption fee. A fixed transaction fee is imposed for the transfer and other transaction costs associated with the purchase or sale of Creation Units. The standard fixed transaction fee for the Fund is $500, payable to the custodian. In addition, a variable fee may be charged on all cash transactions or substitutes for Creation Units of up to a maximum of 2% as a percentage of the value of the Creation Units subject to the transaction. Variable fees are imposed to compensate the Fund for the transaction costs associated with the cash transactions. Variable fees received by the Fund, if any, are displayed in the capital shares transactions section of the Statement of Changes in Net Assets. The Fund may issue an unlimited number of shares of beneficial interest, with $0.001 par value per share. Shares of the Fund have equal rights and privileges.

7. In-Kind SUBSCRIPTION

On March 15, 2021, the Fund received securities in connection with an in-kind subscription transaction. The seed shares totaled 1,105,000 with a NAV of $25.0159. For financial reporting purposes, these transactions were treated as purchases of securities and recognized based on the market value of the securities. The value of the initial in-kind subscriptions was $27,642,570.

8. NEW ACCOUNTING PRONOUNCEMENTS AND REGULATORY UPDATES

In October 2020, the Securities and Exchange Commission (“SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and require funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. Funds will be required to comply with Rule 18f-4 by August 19, 2022. It is not currently clear what impact, if any, Rule 18f-4 will have on the availability, liquidity or performance of derivatives. Management is currently evaluating the potential impact of Rule 18f-4 on the Fund. When fully implemented, Rule 18f-4 may require changes in how the Fund uses derivatives, adversely affect the Fund’s performance and increase costs related to a Fund’s use of derivatives.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Fund will be required to comply with the rules by September 8, 2022. Management is currently assessing the potential impact of the new rules on the Fund’s financial statements.

9. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no significant events requiring recognition or disclosure in the financial statements.

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Stance Equity ESG Large Cap Core ETF

Report of Independent Registered Public Accounting Firm

To the Board of Directors of The RBB Fund, Inc. and Shareholders of Stance Equity ESG Large Cap Core ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Stance Equity ESG Large Cap Core ETF (one of the funds constituting The RBB Fund, Inc., hereafter referred to as the “Fund”) as of August 31, 2021, the related statement of operations and changes in net assets, including the related notes, and the financial highlights for the period March 15, 2021 (commencement of operations) through August 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2021, and the results of its operations, changes in its net assets and the financial highlights for the period March 15, 2021 (commencement of operations) through August 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 29, 2021

We have served as the auditor of one or more Red Gate Advisers, LLC investment companies since 2021.

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Stance Equity ESG Large Cap Core ETF

Shareholder Tax Information (Unaudited)

Certain tax information regarding the Fund is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable period ended August 31, 2021. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ending December 31, 2021. During the fiscal year ended August 31, 2021, the following dividends and distributions were paid by the Fund:

ORDINARY INCOME	LONG-TERM GAINS
$ —	$ —

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

Under the Jobs and Growth Tax relief Reconciliation Act of 2003 the following percentages of ordinary dividends paid during the fiscal year ended August 31, 2021 are designated as “qualified dividend income,” as defined in the Act, and are subject to reduced tax rates:

0.00%

The percentage of total ordinary income dividends paid qualifying for the corporate dividends received deduction for the Fund is as follows:

0.00%

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2021. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2022.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

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Stance Equity ESG Large Cap Core ETF

Notice to Shareholders

(Unaudited)

Information on Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available (i) without charge, upon request, by calling (800) 617-0004; and (ii) on the SEC’s website at http://www.sec.gov.

Quarterly Schedule of Investments

The Company files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) as an exhibit to its report on Form N-PORT. The Company’s Forms N-PORT are available on the SEC’s website at http://www.sec.gov.

Frequency Distributions of Premiums and Discounts

Information regarding how often shares of the Fund trade on an exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund is available, without charge, on the Fund’s website at www.stancefunds.com.

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

As required by the 1940 Act, the Board, including all of the Directors who are not “interested persons” of the Company, as that term is defined in the 1940 Act (the “Independent Directors”), considered (1) the approval of new investment advisory agreements between the Adviser and the Company on behalf of the Funds (the “Advisory Agreement”) and (2) the approval of new sub-advisory agreements between the Adviser and Stance Capital, LLC and the approval of new sub-advisory agreements among the Adviser, the Company and Vident (together, the “Sub-Advisory Agreements”) at meetings of the Board held on November 11-12, 2020 and May 12-13, 2021 (collectively, the “Meeting”). At the Meeting, the Board, including all of the Independent Directors, approved the Advisory Agreement and the Sub-Advisory Agreements for initial terms. In approving the Advisory Agreement and the Sub-Advisory Agreements, the Board considered information provided by the Adviser and each of the Sub-Advisers with the assistance and advice of counsel to the Independent Directors and the Company.

In considering the approval of the Advisory Agreement between the Company and the Adviser with respect to the Fund, and the approval of the new Sub-Advisory Agreements between the Adviser and each of Stance and Vident (each, a “Sub-Adviser”) with respect to the Fund, the Directors took into account all materials provided prior to and during the Meeting and at other meetings throughout the past year, the presentations made during the Meeting, and the discussions held during the Meeting. Among other things, the Directors considered (i) the nature, extent, and quality of services to be provided to the Fund by the Adviser and each Sub-Adviser; (ii) descriptions of the experience and qualifications of the personnel providing those services; (iii) the Adviser’s and the Sub-Advisers’ investment philosophies and processes; (iv) the Adviser’s and the Sub-Advisers’ assets under management and client descriptions; (v) the Adviser’s and the Sub-Advisers’ soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vi) the Adviser’s and the Sub-Advisers’ advisory fee arrangements and other similarly managed clients, as applicable; (vii) the Adviser’s and the Sub-Advisers’ compliance procedures; (viii) the Adviser’s and the Sub-Advisers’ financial information and insurance coverage; (ix) the extent to which economies of scale are relevant to the Fund; (x) a report comparing the performance of the Fund to the performance of its benchmark; and (xi) a report prepared by Broadridge/Lipper comparing the Fund’s proposed management fees and total expense ratio to those of its Lipper Group.

25

Stance Equity ESG Large Cap Core ETF

Notice to Shareholders (ConCLUDED)

(Unaudited)

As part of their review, the Directors considered the nature, extent and quality of the services to be provided by the Adviser and each Sub-Adviser. The Directors concluded that the Adviser and each Sub-Adviser had sufficient resources to provide services to the Fund.

The Board also considered the effect of the unitary management fee payable by the Fund under the Advisory Agreement. In this regard, information on the fees paid by the Fund and the Fund’s total operating expense ratio (before and after fee waivers and expense reimbursements) was compared to similar information for ETFs advised by other, unaffiliated investment advisory firms. The Directors also considered the fees payable to each Sub-Adviser under the Sub-Advisory Agreements.

After reviewing the information regarding the Adviser’s and the Sub-Advisers’ estimated costs, profitability and economies of scale, and after considering the services to be provided by the Adviser and Sub-Advisers, the Directors concluded that the unitary management fees to be paid by the Fund to the Adviser and the sub-advisory fees to be paid to each Sub-Adviser by the Adviser were fair and reasonable and that the Advisory Agreement and Sub-Advisory Agreements should be approved for an initial period ending August 16, 2022.

26

Stance Equity ESG Large Cap Core ETF

Privacy Notice

(Unaudited)

Scope of Privacy Policies and Procedures

Red Gate Advisers, LLC (“Red Gate”, “RGA” or “We”) is the investment adviser to the Stance Equity ESG Large Cap Core ETF (STNC), DriveWealth Steady Saver ETF (STBL) and DriveWealth Power Saver ETF (EERN) (collectively the “Funds”). As a registered investment adviser to the Funds, Red Gate is subject to the laws enforced by the SEC and the Federal Trade Commission that govern the privacy of consumer information, impose restrictions on the ability of financial institutions to disclose non-public personal information about consumers who are natural persons (i.e., individuals) to nonaffiliated third parties and require financial institutions to provide privacy notices to consumers. Red Gate’s clients are the Funds and we do not directly work with any consumer1, therefore the Privacy Policy and Privacy Notice below do not apply to Red Gate as we do not handle personal information specific to consumers. Non-public personal information about individuals includes personally identifiable financial information that is not publicly available, such as account balances, social security numbers, and net worth. Red Gate does not have access to this type of information. If Red Gate’s business changes, and they handle personal information of consumers, the below policy will be enforced.

These Privacy Policies and Procedures are designed to ensure that we maintain the confidentiality of personal information about our Fund investors and that we comply with applicable privacy regulations.

Applicability to Individuals

Privacy rules apply to both “consumers” and “customers.” A consumer is an individual who obtains or has obtained a financial product or service that is used primarily for personal, family, or household purposes. For example, an individual is a consumer if he or she provides non-public personal information in connection with obtaining or seeking to obtain investment advisory services from Red Gate or seeking to invest in a Fund or Funds, regardless of whether such services are provided or a continuing relationship with the individual is established. A customer, on the other hand, is a consumer that has a continuing relationship with an institution. For example, a Red Gate customer would include a Fund investor that is an individual.

These Privacy Policies and Procedures apply to all current and former “consumers” and “customers” of Red Gate and the Funds, and Red Gate and the Funds extend the same confidentiality protections to all investors, whether institutional or individual (collectively “Investors”).

Non-Disclosure of Investor Information

Red Gate and the Fund(s) do not share any information about Investors with nonaffiliated third parties, except as necessary or appropriate in connection with the processing and administration of the Fund’s investments and in connection with Red Gate and the Fund’s general business operations. For example, information about Investors may be disclosed as necessary to process an Investor’s subscription to a Fund, to the extent required in connection with an investment or transaction Red Gate proposes to make, or to Red Gate’s technical service providers that maintain the security of Red Gate or the Fund’s records. Information about Investors may also be disclosed to the extent an Investor specifically authorized the disclosure, and for other purposes required or permitted by law, such as where reasonably necessary to prevent fraud, unauthorized transactions or liability, to respond to judicial process or subpoena, or complying with federal, state or local laws.

In the event that Red Gate or a Fund discloses non-public personal information about an Investor either to a non-affiliated third party that provides marketing services on behalf of Red Gate or a Fund (i.e., not on behalf of Investors or as otherwise described above) or to a non-affiliated third party financial institution, such as a prime broker, in connection with joint marketing by Red Gate or a Fund and the third party, Red Gate shall: (i) notify Investors in the Privacy Notice (as described below) of the possibility

[1]	A consumer is an individual who obtains or has obtained a financial product or service that is used primarily for personal, family, or household purposes.

27

Stance Equity ESG Large Cap Core ETF

PRIVACY NOTICE (Continued)

(Unaudited)

of such disclosure; and (ii) enter into a contractual agreement with the third-party that prohibits the third-party from disclosing or using Investor information other than to carry out the purposes for which the information was disclosed to the third party and requires the parties agree to maintain the confidentiality of investor information. Any disclosure of Investor information to third-party service providers and joint marketing partners must be pre-approved by the Chief Compliance Officer.

Except as described above, Red Gate will not disclose non-public personal Investor information to non-affiliated parties, unless a Fund investor has been given a notice of the possibility of such disclosure and an opportunity to “opt-out” of the disclosure.

Privacy Notices

The Fund will deliver initial notification of these policies and procedures to Investors and annual notice to current Investors thereafter in the form of a privacy notice (the “Privacy Notice”). One acceptable method for delivering an initial notice is through a cover letter accompanying required Red Gate or Fund disclosure documents such as Red Gate’s Form ADV, which Red Gate provides to Investors, where applicable. An acceptable method for delivering an annual notice would be through a cover letter accompanying a monthly or quarterly statement to current Investors. A form of Privacy Notice is attached hereto as Exhibit A.

Safeguarding Investor Information and Disposing of Consumer Report Information

Employees of Red Gate must comply with certain minimum procedures that are designed to address administrative, technical and physical safeguards for the protection of Investor information, as well as for the proper disposal of consumer report information (or any compilation of consumer report information derived from consumer reports) about Investors who are individuals and current, former and prospective employees that Red Gate possesses for a business purpose. In general, a “consumer report” is any report from a consumer reporting agency that contains information bearing on an individual’s credit, reputation, personal characteristics, or mode of living, that is to be used as a factor in establishing the consumer’s eligibility for credit, employment, and certain financial transactions. Proper disposal of consumer report information is intended to protect Investors who are individuals and current, former and prospective employees from the possibility of unauthorized access to information about them that is contained in any consumer report (whether in paper, electronic or other form) and to protect against identity theft and fraud. Red Gate might possess consumer report information for example in connection with evaluating a potential investor or making an employment decision about an individual.

Red Gate’ policies and procedures designed to address these requirements are described below:

A.	Secure Records Containing Investor Information

Records containing Investor information must be stored in a secure location. The Chief Information Security Officer (“CISO”) is responsible for ensuring that:

1.	Hard-copy records: Any records stored in hard copy should be kept in a secure, locked location, such as designated filing cabinets.

2.	Diskette stored records: Any records stored on diskettes should be safeguarded by keeping diskettes in a secure locked location, such as designated filing cabinets.

3.

Electronically stored records: Any records stored electronically on a hard drive server or otherwise should be safeguarded by restricting access through the use of passwords or other access-limiting devices.

28

Stance Equity ESG Large Cap Core ETF

PRIVACY NOTICE (Continued)

(Unaudited)

B.	Limit Access to Records Containing Investor Information

Red Gate restricts access to Investor information to those employees who need to know such information in order to provide services to investors. Any employee who is authorized to have access to Investor information in connection with the performance of such employee’s duties and responsibilities is required to keep such information secure and confidential.

C.	Proper Disposal of Consumer Report Information

Red Gate on behalf of its Transfer Agent on behalf of the Fund(s) are responsible for ensuring the proper disposal of consumer report information. Disposal of consumer report information means either (i) the discarding or abandoning of consumer report information or (ii) the sale, donation or transfer of any medium, including computer equipment, on which consumer report information is stored. These procedures do not require that the disposal of consumer report information, but they apply whenever there is disposal of such information.

1.

Proper Disposal Measures. The Transfer Agent stores and disposes of paper records containing consumer reports. Consumer Reports of investor accounts that are inactive and maintained electronically by the Transfer Agent are purged from the Transfer Agent’s system, generally every 18 months. The Transfer Agent defines inactive accounts as:

(a)	Accounts that have been opened but never funded;

(b)	Accounts that were fully funded and subsequently fully redeemed; and

(c)	Accounts that are inactive for 18 months or greater.

Review by Chief Compliance Officer

The Chief Compliance Officer may suggest changes that he/she deems necessary for the purpose of enhancing the effectiveness of the policies and procedures.

Further Information

The Chief Compliance Officer should be contacted for further information regarding these policies and procedures.

29

Stance Equity ESG Large Cap Core ETF

PRIVACY NOTICE (Continued)

(Unaudited)

Exhibit A

FACTS	WHAT DOES RED GATE ADVISERS, LLC (“RED GATE”) DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The type of personal information we collect, and share depend on the product of service you have with us. This information can include:

● Social Security number and transaction history

● Account balances and checking account information

● Account transactions and wire transfer instructions

When you are no longer a customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Red Gate chooses to share; and whether you can limit this sharing.

Reasons we share your personal information	Does Red Gate share?	Can you limit this?
For our everyday business purposes — such as to process your transaction, maintain your account(s), provide you with necessary information, respond to court orders and legal investigation.	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	Yes
For joint marketing with other financial companies	No	We don’t share.
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — Information about your creditworthiness	No	We don’t share.
For our affiliates to market to you	Yes	No
For non-affiliates to market to you	No	We don’t share.

To limit our sharing

Please note:

If you are a new customer, we can begin sharing your information 30 days from the days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice.

However, you can contact us at any time to limit our sharing

Questions?	Call 1-888-229-1855 or visit https://redgateadvisers.com/ should you have any questions.

30

Stance Equity ESG Large Cap Core ETF

PRIVACY NOTICE (CONTINUED)

(Unaudited)

Exhibit A

What we do
How does Red Gate protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Red Gate collect my personal information?

We collect your personal information, for example, when you

● open an account

● provide account information

● give us your contact information

● make a wire transfer

● tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies

Why can’t I limit all sharing?

Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes-information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

What happens when I limit sharing for an account I hold jointly with someone else?

In addition to the above information, where applicable, you have the following rights under the European Union’s General Data Protection Regulation (“GDPR”) and U.S. Privacy Laws, as applicable and to the extent permitted by law, to

● Check whether we hold personal information about you and to access such data (in accordance with our policy)

● Request the correction of personal information about you that is

● inaccurate

● Have a copy of the personal information we hold about you provided to you or another “controller” where technically feasible

● Request the erasure of your personal information

● Request the restriction of processing concerning you

The legal grounds for processing of your personal information is for contractual necessity and compliance with law.

If you wish to exercise any of your rights above, please call:1-888-229-1855.

You are required to ensure the personal information we hold about you is up-to-date and accurate and you must notify us of any changes to the personal data you provided to us.

The Funds shall retain your personal data for as long as you are an investor in the Funds and thereafter as long as necessary to comply with applicable laws that require the Funds to retain your personal data, such as the Securities and Exchange Commission’s data retention rules. Your personal data will be transferred to the United States so that the Funds may provide the agreed upon services for you. No adequacy decision has been rendered by the European Commission as to the data protection of your personal data when transferring it to the United States. However, the Funds do take the security of your personal data seriously.

European Union’s General Data Protection Regulation

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

31

Stance Equity ESG Large Cap Core ETF

PRIVACY NOTICE (Concluded)

(Unaudited)

Exhibit A

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

Red Gate shares ownership with Vigilant Compliance, LLC, Vigilant Distributors, LLC and Red Gate Distribution, LLC.

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. Red Gate does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. Red Gate doesn’t jointly market.
Controller

“Controller” means the natural or legal person, public authority, agency or other body which, alone or jointly with others, determines the purposes and means of the processing of personal data; where the purposes and means of such processing are determined by European union or European Member state law, the controller or the specific criteria for its nomination may be provided for by European union or European Member state law.

32

Stance Equity ESG Large Cap Core ETF

Directors and Officers

(Unaudited)

Directors and Executive Officers

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their ages, business addresses and principal occupations during the past five years are set forth below. The statement of additional information (“SAI”) includes additional information about the Directors and is available without charge, upon request, by calling (800) 617-0004.

Name, Address, AND AGE	Positions(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
INDEPENDENT DIRECTORS
Julian A. Brodsky 615 East Michigan Street Milwaukee, WI 53202 Age: 88	Director	1988 to present	From 1969 to 2011, Director and Vice Chairman, Comcast Corporation (cable television and communications).	46	AMDOCS Limited (service provider to telecommunications companies).
J. Richard Carnall 615 East Michigan Street Milwaukee, WI 53202 Age: 82	Director	2002 to present	Since 1984, Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.); since 2004, Director of Cornerstone Bank.	46	None.
Gregory P. Chandler 615 East Michigan Street Milwaukee, WI 53202 Age: 54	Director	2012 to present	Since 2020, Chief Financial Officer, Herspiegel Consulting LLC (life sciences consulting services); 2020, Chief Financial Officer, Avocado Systems Inc. (cyber security software provider); 2009-2020, Chief Financial Officer, Emtec, Inc. (information technology consulting/services).	46

Emtec, Inc. (until December 2019); FS Investment Corporation (business development company) (until December 2018); FS Energy and Power Fund (business development company); Wilmington Funds (12 portfolios) (registered investment company).

33

Stance Equity ESG Large Cap Core ETF

Directors and Officers (CONTINUED)

(Unaudited)

Name, Address, AND AGE	Positions(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
Nicholas A. Giordano 615 East Michigan Street Milwaukee, WI 53202 Age: 78	Director	2006 to present	Since 1997, Consultant, financial services organizations.	46

IntriCon Corporation (biomedical device manufacturer); Kalmar Pooled Investment Trust (registered investment company) (until September 2017); Wilmington Funds (12 portfolios) (registered investment company); Independence Blue Cross (healthcare insurance) (until 2021).

Arnold M. Reichman 615 East Michigan Street Milwaukee, WI 53202 Age: 73	Chairman Director	2005 to present 1991 to present	Retired.	46	EIP Investment Trust (registered investment company).
Brian T. Shea 615 East Michigan Street Milwaukee, WI 53202 Age: 61	Director	2018 to present	From 2014-2017, Chief Executive Officer, BNY Mellon Investment Services (fund services, global custodian and securities clearing firm); from 1983-2014, Chief Executive Officer and various positions, Pershing LLC (broker dealer, clearing and custody firm).	46

WisdomTree Investments, Inc. (asset management company) (until March 2019); Fidelity National Information Services, Inc. (financial services technology company); Ameriprise Financial, Inc. (financial services company).

Robert A. Straniere 615 East Michigan Street Milwaukee, WI 53202 Age: 80	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; since 1980, Founding Partner, Straniere Law Group (law firm).	46	None.

34

Stance Equity ESG Large Cap Core ETF

Directors and Officers (CONTINUED)

(Unaudited)

Name, Address, AND AGE	Positions(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
INTERESTED DIRECTOR[2]
Robert Sablowsky 615 East Michigan Street Milwaukee, WI 53202 Age: 83	Vice Chairman Director	2016 to present 1991 to present	Since 2002, Senior Director – Investments and, prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	46	None.
OFFICERS
Salvatore Faia, JD, CPA, CFE Vigilant Compliance, LLC Gateway Corporate Center, Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 58	President Chief Compliance Officer	2009 to present 2004 to present

Since 2004, President, Vigilant Compliance, LLC (investment management services company); since 2005, Independent Trustee of EIP Investment Trust (registered investment company); since 2021, President and Chief Compliance Officer of Penn Capital Funds Trust.

				N/A	N/A
James G. Shaw 615 East Michigan Street Milwaukee, WI 53202 Age: 60	Treasurer and Secretary	2016 to present

Treasurer and Secretary of The RBB Fund, Inc. (since 2016) and Penn Capital Funds Trust (since 2021); from 2005 to 2016, Assistant Treasurer of The RBB Fund, Inc.; from 1995 to 2016, Senior Director and Vice President of BNY Mellon Investment Servicing (US) Inc. (financial services company).

				N/A	N/A
Craig A. Urciuoli 615 East Michigan Street Milwaukee, WI 53202 Age: 46	Director of Marketing & Business Development	2019 to present	Director of Marketing & Business Development of The RBB Fund, Inc. (since 2019) and Penn Capital Funds Trust (since 2021); from 2000-2019, Managing Director, Third Avenue Management LLC.	N/A	N/A

35

Stance Equity ESG Large Cap Core ETF

Directors and Officers (CONTINUED)

(Unaudited)

Name, Address, AND AGE	Positions(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
Jennifer Witt 615 East Michigan Street Milwaukee, WI 53202 Age: 38	Assistant Treasurer	2018 to present

Since 2020, Vice President, U.S. Bank Global Fund Services (fund administrative services firm); from 2016 to 2020, Assistant Vice President, U.S. Bank Global Fund Services; from 2007 to 2016, Supervisor, Nuveen Investments (registered investment company).

				N/A	N/A
Edward Paz 615 East Michigan Street Milwaukee, WI 53202 Age: 50	Assistant Secretary	2016 to present	Since 2007, Vice President and Counsel, U.S. Bancorp Fund Services, LLC (fund administrative services firm).	N/A	N/A
Michael P. Malloy One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 62	Assistant Secretary	1999 to present	Since 1993, Partner, Faegre Drinker Biddle & Reath LLP (law firm).	N/A	N/A
Jillian L. Bosmann One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 42	Assistant Secretary	2017 to present	Since 2017, Partner, Faegre Drinker Biddle & Reath LLP (law firm).	N/A	N/A

*	Each Director oversees 46 portfolios of the fund complex, consisting of the series in the Company and Penn Capital Funds Trust (7 portfolios).

1.

Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his or her successor is elected and qualified or his or her death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved waivers of the policy with respect to Messrs. Brodsky, Carnall, Giordano, Sablowsky and Straniere. Each officer holds office at the pleasure of the Board until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

2.

Mr. Sablowsky is considered an “interested person” of the Company as that term is defined in the 1940 Act and is referred to as an “Interested Director.” Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as an employee of Oppenheimer & Co., Inc., a registered broker-dealer.

36

Stance Equity ESG Large Cap Core ETF

Directors and Officers (CONCLUDED)

(Unaudited)

Director Experience, Qualifications, Attributes and/or Skills

The information above includes each Director’s principal occupations during the last five years. Each Director possesses extensive additional experience, skills and attributes relevant to his qualifications to serve as a Director. The cumulative background of each Director led to the conclusion that each Director should serve as a Director of the Company. Mr. Giordano has years of experience as a consultant to financial services organizations and also serves on the boards of other registered investment companies. Mr. Reichman brings decades of investment management experience to the Board, in addition to senior executive-level management experience. Mr. Straniere has been a practicing attorney for over 30 years and has served on the boards of an asset management company and another registered investment company. Mr. Brodsky has over 40 years of senior executive-level management experience in the cable television and communications industry. Mr. Sablowsky has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the financial services industry. Mr. Carnall has decades of senior executive-level management experience in the banking and financial services industry and also serves on the boards of various corporations and a bank. Mr. Chandler has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the investment technology consulting/services and investment banking/brokerage industries, and also serves on various boards. Mr. Shea has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the brokerage, clearing and investment services industry, including service on the boards of industry regulatory organizations and a university.

37

INVESTMENT ADVISER

Red Gate Advisers, LLC
Gateway Corporate Center, Ste 216
223 Wilmington West Chester Pike Chadds Ford, PA 19317

INVESTMENT SUB-ADVISERS

Stance Capital, LLC
75 Central Street, 5th Floor
Boston, Massachusetts 02109

Vident Investment Advisory, LLC
1125 Sanctuary Parkway
Suite 515
Alpharetta, GA 30009

ADMINISTRATOR AND TRANSFER AGENT

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

CUSTODIAN

U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53202

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP
Two Commerce Square, Suite 1800
2001 Market Street
Philadelphia, PA 19103

UNDERWRITER

Vigilant Distributors, LLC
Gateway Corporate Center, Ste 216
223 Wilmington West Chester Pike
Chadds Ford, PA 19317

LEGAL COUNSEL

Faegre Drinker Biddle & Reath LLP
One Logan Square, Suite 2000
Philadelphia, PA 19103

38

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Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee. Julian A. Brodsky, Gregory P. Chandler and Nicholas A. Giordano are the registrant’s audit committee financial experts and each of them is “independent.”

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were:

	Fiscal Year 2021	Fiscal Year 2020
Ernst & Young LLP	$676,775	$596,611
PricewaterhouseCoopers LLP	$266,548	$234,803
Tait, Weller & Baker	$90,900	$88,900
Aggregate Fees	$1,034,223	$920,314

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were related to review of the semi-annual reports and N-1A filings for Ernst & Young LLP and review of semi-annual reports for Tait, Weller & Baker and were as follows:

	Fiscal Year 2021	Fiscal Year 2020
Ernst & Young LLP	$12,500	$17,400
PricewaterhouseCoopers LLP	$0	$0
Tait, Weller & Baker	$2,300	$2,300
Aggregate Fees	$14,800	$19,700

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were related to federal and state tax return review and excise distribution review and were as follows:

	Fiscal Year 2021	Fiscal Year 2020
Ernst & Young LLP	$194,040	$162,228
PricewaterhouseCoopers LLP	$46,750	$42,140
Tait, Weller & Baker	$17,300	$17,300
Aggregate Fees	$258,090	$221,668

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were:

	Fiscal Year 2021	Fiscal Year 2020
Ernst & Young LLP	$0	$0
PricewaterhouseCoopers LLP	$0	$0
Tait, Weller & Baker	$0	$0
Aggregate Fees	$0	$0

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval of Audit and Permitted Non-Audit Services

1.	Pre-Approval Requirements of the Company. The Committee shall pre-approve all auditing services and permissible non-audit services (e.g., tax services) to be provided to the Company by the Auditor, including the fees associated with those services.

2.	Pre-Approval Requirements of Affiliates. Additionally, the Committee shall pre-approve any engagement of the Auditor to provide non-audit services to an investment adviser of a Portfolio or to any affiliate of such investment adviser that provides ongoing services to the Company, if the engagement relates directly to the operations and financial reporting of the Company.

3.	Delegation. The Committee may delegate to the Chairman of the Committee, or if the Chairman is not available, one or more of its members, the authority to grant pre-approvals. The decisions of any member to whom authority is delegated shall be presented to the full Committee at its next scheduled meeting.

4.	Prohibited Services. The Committee shall confirm with the Auditor that the Auditor is not performing contemporaneously with the Company’s audit any prohibited non-audit services for the Company, any investment adviser of a Portfolio, or any affiliates of the Company or such investment advisers. The Auditor is responsible for informing the Committee of whether it believes that a particular service is permissible or prohibited pursuant to applicable regulations and standards.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	Not applicable.

(c)	Not applicable.

(d)	Not applicable.

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was not applicable.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were:

	Fiscal Year 2021	Fiscal Year 2020
Ernst & Young LLP	$206,540	$179,628
PricewaterhouseCoopers LLP	$46,750	$352,558
Tait, Weller & Baker	$19,600	$19,600
Aggregate Fees	$260,390	$551,786

(h)	Not applicable.
(i)	Not applicable.
(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The Registrant’s Principal Executive and Principal Financial Officers have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Senior Officer Code of Ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the 1940 Act is attached hereto.

(a)(3) Not applicable to open-end investment companies.

(a)(4) On May 13, 2021, the Board, upon the recommendation of the Fund’s audit committee, dismissed PricewaterhouseCoopers, LLP as independent registered public accounting firm for the SGI Small Cap Growth Fund and selected Ernst & Young LLP as the independent registered public accounting firm for the Fund.

The reports by PricewaterhouseCoopers, LLP on the financial statements of the Fund as of and for the fiscal years ended August 31, 2020 and August 31, 2019, did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended August 31, 2020 and August 31, 2019 and the subsequent interim period from September 1, 2020 through May 13, 2021, there were no (1) disagreements with PricewaterhouseCoopers, LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreements, or (2) reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K.

The Fund provided PricewaterhouseCoopers LLP with a copy of the foregoing disclosures. Attached as Exhibit 13(a)(4) is a copy of PwC’s letter, dated November 4, 2021, stating that it agrees with such statements.

During the Fund’s fiscal years ended August 31, 2020 and August 31, 2019 and the subsequent interim period from September 1, 2020 through May 13, 2021, neither the Fund, nor anyone on its behalf has consulted with Ernst & Young LLP on items which (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K under the Securities Exchange Act of 1934, as amended) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The RBB Fund, Inc.

By (Signature and Title)*	/s/ Salvatore Faia
Salvatore Faia, President
(principal executive officer)

Date	11/3/21

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Salvatore Faia
Salvatore Faia, President
(principal executive officer)

Date	11/3/21

By (Signature and Title)*	/s/ James Shaw
James Shaw, Treasurer
(principal financial officer)

Date	11/3/21

*	Print the name and title of each signing officer under his or her signature.